UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-3618

BRIGHTHOUSE FUNDS TRUST II

(Exact name of registrant as specified in charter)

125 High Street, Suite 732

Boston, MA 02110

(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:

Kristi Slavin -------------------------- c/o Brighthouse Investment Advisers, LLC 125 High Street, Suite 732 Boston, MA 02110	Brian D. McCabe, Esq. ----------------------------------- Ropes and Gray LLP Prudential Tower 800 Boylston Street Boston, MA 02199

Registrant’s telephone number, including area code: (980) 949-5121

Date of fiscal year end: December 31

Date of reporting period: December 31, 2021

Item 1:  Report to Shareholders.

(a)	The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (the “Act”):

Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Managed By Baillie Gifford Overseas Limited

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2021, the Class A, B, and E shares of the Baillie Gifford International Stock Portfolio returned -0.76%, -0.99%, and -0.91%, respectively. The Portfolio’s benchmark, the MSCI All Country World ex-U.S. Index¹, returned 7.82%.

MARKET ENVIRONMENT / CONDITIONS

The COVID-19 pandemic overshadowed the past 12 months. Although revolutionary vaccines prevented thousands of deaths, these vaccines were unevenly distributed. The highly infectious Omicron variant emerged at the end of the year, which further underscored divergences in national COVID-19 policy and the lack of international co-operation in tackling the pandemic. Supply chains felt the pressure from localized epidemics and control measures, impacting companies’ ability to deliver goods on time. Inflation, too, was on the rise as demand for goods shot up during lockdown and demand for services rebounded upon reopening. Meanwhile, the U.S. Federal Reserve initially dismissed the notion of interest rate hikes; however, we saw their tone shift towards the end of the year. Meanwhile, several European central banks initiated small rate rises in the second half of the year.

In China, President Xi Jinping ramped up his wide-ranging campaigns to promote equality, encourage competition and enhance national security. This manifested itself in a series of crackdowns against major Chinese corporations, with the goal of creating a more fair and equal China. Elsewhere, India overcame one of the worst COVID-19 situations at the beginning of the year to deliver strong economic growth in 2021, largely due to the government’s responses to the pandemic.

PORTFOLIO REVIEW / PERIOD END POSITIONING

Over the year, the Portfolio underperformed its benchmark. While this is disappointing, we are not overly concerned with short-term performance fluctuations. We are focused on the long-term prospects of the individual holdings within the Portfolio. We seek opportunity to add value through finding the most attractive stocks and look beyond short-term risks, focusing on the longer-term growth potential. We believe this approach provides the best opportunity for the Portfolio to provide outperformance over the long term.

In what may not come as a surprise, China has been a feature amongst the detractors to performance in 2021. The Chinese state engaged in a number of regulatory reforms in mid-2021, focused on improving the day to day lives of millions of Chinese people, specifically, on improved and affordable healthcare, education and property. Subsequently, a number of Chinese stocks held in the Portfolio suffered in terms of share price performance and detracted from the overall returns of the Portfolio. Alibaba (China), the dominant e-commerce business has been one name to detract from performance over the period, with state coordinated pressure brought to bear on founder Jack Ma, and concerns about monopolistic activities in China. Over the year, the company announced restructuring across business segments and results disappointed towards the end of the year. We added to the business during the year, acknowledging the compelling relative valuation of the e-commerce business, not forgetting the huge opportunity in cloud computing, which is important to the Chinese state.

Elsewhere, Mercadolibre (Argentina) detracted from performance. This is Latin America’s leading online platform, with business segments across e-commerce to online payments. Its dominant position has grown through the year, with excellent operational performance coming through. Given the pullback in the share price amidst a popular ‘re-opening’ trade, we decided to add to the holding. We have a positive view about the long-term prospects of the company due to its growing efficiency and market dominance.

Turning to the contributors, a number of the through cycle winners and quality compounding businesses have performed well, demonstrating their resilience. Rising prices have benefitted Dutch specialty chemical distributor IMCD (Netherlands). Strong results through the year led to positive market sentiment. IMCD benefits from an exceptional balance sheet with a strong cash balance, which we believe allows the company to continue to make strategic acquisitions when competitors may struggle.

The enduring appeal of luxury brands has continued throughout the pandemic. Rising consumer spending levels and durable brands have led to Richemont (Switzerland) performing well in 2021. Strong financials and industry tailwinds provided the basis for encouraging operational performance. Profitability has been particularly strong, and the group continues to look for growth through the Farfetch Platform Solutions Business.

The investment strategy remains unchanged. The Portfolio invests in growth stocks based on bottom-up company analysis. In determining the potential of a company, we analyse industry opportunity, competitive advantage, management attitudes, financial strength, and valuation.

We also consider whether we have a contrarian view from the market. We think that the market, in general, is too short term and inward looking. Our ability to add value is derived from having a much longer time horizon and from our differentiated sources of information. We believe our patient investment approach, and reputation as a long-term investor, allows us to develop much deeper relationships with management teams and have more meaningful conversations with company leaders.

As ever, we do not profess to know what the future will hold. We have no crystal ball by which we can predict the outcomes of short-term macroeconomic events. What we can focus on is the fundamental prospects of the companies within the Portfolio, making sure they have exceptional management teams, strong balance sheets and

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Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Managed By Baillie Gifford Overseas Limited

Portfolio Manager Commentary* —(Continued)

the ability to adapt and prosper, irrespective of where we are in the economic cycle. The Portfolio Managers meet regularly to discuss both buy and sell ideas and the level of conviction for existing holdings and will continue to monitor the long-term prospects of the Portfolio’s holdings and make changes where appropriate.

During 2021, a number of trades were implemented which included a new purchase of gaming and ecommerce company, SEA (Singapore). In terms of complete sales, a number of Financial companies were exited during the period. These include XP (Brazil), Credicorp (Peru), Itau Unibanco (Brazil), and Jackson Financial (acquired as part of a corporate action). Consumer Discretionary names, Inditex (Spain) and Burberry (United Kingdom) were also amongst the positions which were sold.

The Portfolio ended the period overweight in Ireland, Argentina, and the Netherlands and underweight in other regions including Canada, the U.K., and France relative to the benchmark. At a sector level, the Portfolio was most overweight in Industrials and Information Technology stocks and was most underweight in Energy and Health Care.

Angus Franklin(a)

Jenny Davis

Tom Walsh

Portfolio Managers

Baillie Gifford Overseas Limited.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

(a) Angus Franklin announced his retirement effective April 1, 2022.

1 The MSCI All Country World ex-U.S. Index is an unmanaged free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets, excluding the U.S. The Index returns shown above were calculated with net dividends: they reflect the reinvestment of dividends after the deduction of the maximum possible withholding taxes.

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Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI ALL COUNTRY WORLD EX-U.S. INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2021

	1 Year	5 Year	10 Year
Baillie Gifford International Stock Portfolio
Class A	-0.76	13.35	9.97
Class B	-0.99	13.08	9.70
Class E	-0.91	13.18	9.81
MSCI All Country World ex-U.S. Index	7.82	9.61	7.28

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2021

Top Holdings

% of Net Assets
Taiwan Semiconductor Manufacturing Co., Ltd.	4.0
MercadoLibre, Inc.	3.8
Nestle S.A.	2.5
IMCD NV	2.4
Samsung Electronics Co., Ltd.	2.3
Tencent Holdings, Ltd.	2.2
Atlas Copco AB- B Shares	2.1
SAP SE	2.1
Kingspan Group plc	2.1
Housing Development Finance Corp., Ltd.	2.1

Top Countries

% of Net Assets
Japan	12.1
China	9.4
Germany	7.6
Switzerland	7.3
Netherlands	6.5
Ireland	5.9
United Kingdom	5.4
Taiwan	4.8
Denmark	4.6
Argentina	3.8

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Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2021 through December 31, 2021.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Baillie Gifford International Stock Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period** July 1, 2021 to December 31, 2021
Class A (a)	Actual	0.71%	$1,000.00	$940.40	$3.47
	Hypothetical*	0.71%	$1,000.00	$1,021.63	$3.62

Class B (a)	Actual	0.96%	$1,000.00	$939.20	$4.69
	Hypothetical*	0.96%	$1,000.00	$1,020.37	$4.89

Class E (a)	Actual	0.86%	$1,000.00	$939.60	$4.20
	Hypothetical*	0.86%	$1,000.00	$1,020.87	$4.38

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

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Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Schedule of Investments as of December 31, 2021

Common Stocks—98.6% of Net Assets

Security Description	Shares	Value

Argentina—3.8%
MercadoLibre, Inc. (a)	55,635	$75,018,235

Australia—2.3%
Cochlear, Ltd.	105,108	16,501,845
CSL, Ltd.	132,639	28,088,218

		44,590,063

Belgium—0.6%
Umicore S.A.	286,132	11,674,331

Canada—2.9%
Constellation Software, Inc.	11,264	20,898,796
Ritchie Bros. Auctioneers, Inc.	250,649	15,342,225
Topicus.com, Inc. (a)	225,465	20,693,693

		56,934,714

China—9.4%
Alibaba Group Holding, Ltd. (a)	1,995,972	29,883,606
Futu Holdings, Ltd. (ADR) (a) (b)	93,000	4,026,900
Hangzhou Tigermed Consulting Co., Ltd. - Class H	556,300	7,066,657
KE Holdings, Inc. (ADR) (a)	229,957	4,626,735
Meituan - Class B (a)	938,200	27,123,266
Ping An Healthcare and Technology Co., Ltd. (a) (b)	1,991,400	7,237,757
Ping An Insurance Group Co. of China, Ltd. - Class H	2,961,500	21,346,131
Prosus NV (a)	169,475	14,136,462
Tencent Holdings, Ltd.	719,100	42,184,729
Tencent Music Entertainment Group (ADR) (a)	1,867,617	12,793,176
Wuxi Biologics Cayman, Inc. (a)	686,500	8,160,010
Zai Lab, Ltd. (ADR) (a)	75,875	4,768,744

		183,354,173

Denmark—4.6%
Ambu A/S - Class B	449,794	11,772,823
Chr Hansen Holding A/S (b)	196,416	15,442,100
DSV A/S	142,354	32,893,276
Novozymes A/S - B Shares	362,242	29,663,063

		89,771,262

Finland—1.4%
Kone Oyj - Class B	380,456	27,054,501

France—3.6%
Danone S.A.	318,000	19,752,616
Dassault Systemes SE	470,960	27,938,371
Edenred	471,369	21,754,851

		69,445,838

Germany—7.6%
BioNTech SE (ADR) (a)	33,502	8,636,815
Deutsche Boerse AG	222,586	37,287,611
Rational AG	26,415	27,080,560
SAP SE	283,818	40,535,172
Scout24 SE	490,149	34,360,539

		147,900,697

Hong Kong—3.2%
AIA Group, Ltd.	3,508,200	35,367,637
Hong Kong Exchanges & Clearing, Ltd.	447,900	26,179,429

		61,547,066

India—2.9%
Housing Development Finance Corp., Ltd.	1,155,231	40,025,590
ICICI Lombard General Insurance Co., Ltd.	856,061	16,125,883

		56,151,473

Ireland—5.9%
CRH plc	718,859	38,049,568
Kingspan Group plc	334,788	40,071,608
Ryanair Holdings plc (ADR) (a)	363,605	37,207,699

		115,328,875

Italy—1.0%
FinecoBank Banca Fineco S.p.A.	1,109,579	19,323,522

Japan—12.1%
Denso Corp.	382,900	31,617,556
FANUC Corp.	94,200	19,969,065
Japan Exchange Group, Inc.	978,400	21,419,796
Nidec Corp.	305,100	35,864,778
Nintendo Co., Ltd.	34,800	16,232,037
Shimano, Inc. (b)	100,400	26,682,257
Shiseido Co., Ltd. (b)	340,900	19,010,421
SMC Corp.	47,200	31,842,360
Sony Group Corp.	271,300	34,294,842

		236,933,112

Netherlands—6.5%
Adyen NV (a)	5,775	15,108,688
ASML Holding NV	49,574	39,528,954
Heineken Holding NV	201,191	18,575,077
IMCD NV	211,556	46,967,011
Just Eat Takeaway (a)	114,249	6,277,341

		126,457,071

Norway—1.1%
Aker Carbon Capture ASA (a)	7,094,507	22,202,290

Panama—0.7%
Copa Holdings S.A. - Class A (a)	171,410	14,168,751

Russia—1.1%
Magnit PJSC (GDR)	645,319	9,645,015
MMC Norilsk Nickel PJSC (ADR)	395,174	12,188,887

		21,833,902

South Africa—1.1%
Discovery, Ltd. (a)	2,423,322	21,835,675

See accompanying notes to financial statements.

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Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Schedule of Investments as of December 31, 2021

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

South Korea—3.3%
NAVER Corp.	56,456	$17,922,999
Samsung Electronics Co., Ltd.	697,369	45,782,376

		63,705,375

Spain—1.3%
Amadeus IT Group S.A. (a)	378,209	25,474,093

Sweden—3.6%
Atlas Copco AB - B Shares	701,579	40,950,479
Epiroc AB - B Shares	1,400,922	29,708,923

		70,659,402

Switzerland—7.3%
Cie Financiere Richemont S.A. - Class A	216,196	32,283,066
Kuehne & Nagel International AG	82,269	26,457,313
Nestle S.A.	347,651	48,598,771
Temenos AG	177,379	24,476,239
Wizz Air Holdings plc (a)	202,269	11,494,185

		143,309,574

Taiwan—4.8%
Sea, Ltd. (ADR) (a)	66,835	14,951,658
Taiwan Semiconductor Manufacturing Co., Ltd.	3,508,000	77,676,789

		92,628,447

United Kingdom—5.4%
Experian plc	635,784	31,188,097
Hargreaves Lansdown plc	960,395	17,623,928
Prudential plc	1,560,700	26,912,802
Rio Tinto plc	444,077	29,278,530

		105,003,357

United States—1.1%
Spotify Technology S.A. (a)	92,119	21,558,609

Total Common Stocks (Cost $1,315,006,777)		1,923,864,408

Short-Term Investment—1.4%

Repurchase Agreement—1.4%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/21 at 0.000%, due on 01/03/22 with a maturity value of $26,500,083; collateralized by U.S. Treasury Note at 1.375%, maturing 12/31/28, with a market value of $27,030,156.	26,500,083	26,500,083

Total Short-Term Investments (Cost $26,500,083)		26,500,083

Securities Lending Reinvestments (c)—0.4%
Security Description	Principal Amount*	Value

Repurchase Agreements—0.3%
Barclays Capital, Inc. Repurchase Agreement dated 12/31/21 at 0.010%, due on 01/03/22 with a maturity value of $156,755; collateralized by U.S. Treasury Obligations at 0.000%, maturity dates ranging from 02/15/22 - 11/15/51, and an aggregate market value of $159,890.	156,755	$156,755
CF Secured LLC Repurchase Agreement dated 12/31/21 at 0.050%, due on 01/03/22 with a maturity value of $1,500,006; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 4.500%, maturity dates ranging from 01/20/22 - 05/15/51, and an aggregate market value of $1,530,006.	1,500,000	1,500,000
Deutsche Bank AG, London Repurchase Agreement dated 12/31/21 at 0.150%, due on 01/03/22 with a maturity value of $100,001; collateralized by Foreign Obligations with rates ranging from 0.375% - 1.875%, maturity dates ranging from 04/14/22 - 11/16/23, and an aggregate market value of $102,002.	100,000	100,000
National Bank Financial, Inc. Repurchase Agreement dated 12/31/21 at 0.070%, due on 01/03/22 with a maturity value of $300,002; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 2.875%, maturity dates ranging from 02/03/22 - 11/15/47, and an aggregate market value of $306,141.	300,000	300,000
National Bank of Canada Repurchase Agreement dated 12/31/21 at 0.070%, due on 01/07/22 with a maturity value of $600,008; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 5.250%, maturity dates ranging from 01/31/22 - 11/15/51, and an aggregate market value of $612,260.	600,000	600,000
Repurchase Agreement dated 12/31/21 at 0.200%, due on 01/07/22 with a maturity value of $1,000,039; collateralized by various Common Stock with an aggregate market value of $1,111,322.	1,000,000	1,000,000
NBC Global Finance, Ltd. Repurchase Agreement dated 12/31/21 at 0.190%, due on 01/03/22 with a maturity value of $500,008; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 5.000%, maturity dates ranging from 04/30/22 - 02/15/49, and various Common Stock with an aggregate market value of $555,438.	500,000	500,000
Societe Generale Repurchase Agreement dated 12/31/21 at 0.170%, due on 01/03/22 with a maturity value of $1,200,017; collateralized by various Common Stock with an aggregate market value of $1,333,367.	1,200,000	1,200,000
TD Prime Services LLC Repurchase Agreement dated 12/31/21 at 0.140%, due on 01/03/22 with a maturity value of $1,000,012; collateralized by various Common Stock with an aggregate market value of $1,105,365.	1,000,000	1,000,000

		6,356,755

See accompanying notes to financial statements.

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Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Schedule of Investments as of December 31, 2021

Securities Lending Reinvestments (c)—(Continued)

Security Description	Shares	Value

Mutual Funds — 0.1%
BlackRock Liquidity Funds FedFund, Institutional Shares 0.030% (d)	500,000	$500,000
Fidelity Government Portfolio, Class I 0.010% (d)	1,000,000	1,000,000
Morgan Stanley Liquidity Funds Government Portfolio, Institutional Shares 0.030% (d)	61,732	61,732
U.S. Government Money Market Fund, RBC Institutional Class 1 0.030% (d)	500,000	500,000

		2,061,732

Total Securities Lending Reinvestments (Cost $8,418,487)		8,418,487

Total Investments— 100.4% (Cost $1,349,925,347)		1,958,782,978
Other assets and liabilities (net) — (0.4)%		(8,049,971)

Net Assets — 100.0%		$1,950,733,007

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2021, the market value of securities loaned was $20,306,782 and the collateral received consisted of cash in the amount of $8,418,487 and non-cash collateral with a value of $13,234,586. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third- party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	Represents investment of cash collateral received from securities on loan as of December 31, 2021.
(d)	The rate shown represents the annualized seven-day yield as of December 31, 2021.

Ten Largest Industries as of December 31, 2021 (Unaudited)	% of Net Assets
Machinery	9.1
Internet & Direct Marketing Retail	7.8
Software	6.9
Insurance	6.2
Semiconductors & Semiconductor Equipment	6.0
Capital Markets	5.5
Interactive Media & Services	4.8
Food Products	3.5
Entertainment	3.4
Airlines	3.2

Glossary of Abbreviations

Other Abbreviations

(ADR)—	American Depositary Receipt
(GDR)—	Global Depositary Receipt

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Schedule of Investments as of December 31, 2021 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2021:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Argentina	$75,018,235	$—	$—	$75,018,235
Australia	—	44,590,063	—	44,590,063
Belgium	—	11,674,331	—	11,674,331
Canada	56,934,714	—	—	56,934,714
China	26,215,555	157,138,618	—	183,354,173
Denmark	—	89,771,262	—	89,771,262
Finland	—	27,054,501	—	27,054,501
France	—	69,445,838	—	69,445,838
Germany	8,636,815	139,263,882	—	147,900,697
Hong Kong	—	61,547,066	—	61,547,066
India	—	56,151,473	—	56,151,473
Ireland	37,207,699	78,121,176	—	115,328,875
Italy	—	19,323,522	—	19,323,522
Japan	—	236,933,112	—	236,933,112
Netherlands	—	126,457,071	—	126,457,071
Norway	—	22,202,290	—	22,202,290
Panama	14,168,751	—	—	14,168,751
Russia	—	21,833,902	—	21,833,902
South Africa	—	21,835,675	—	21,835,675
South Korea	—	63,705,375	—	63,705,375
Spain	—	25,474,093	—	25,474,093
Sweden	—	70,659,402	—	70,659,402
Switzerland	—	143,309,574	—	143,309,574
Taiwan	14,951,658	77,676,789	—	92,628,447
United Kingdom	—	105,003,357	—	105,003,357
United States	21,558,609	—	—	21,558,609
Total Common Stocks	254,692,036	1,669,172,372	—	1,923,864,408
Total Short-Term Investment*	—	26,500,083	—	26,500,083
Securities Lending Reinvestments
Repurchase Agreements	—	6,356,755	—	6,356,755
Mutual Funds	2,061,732	—	—	2,061,732
Total Securities Lending Reinvestments	2,061,732	6,356,755	—	8,418,487
Total Investments	$256,753,768	$1,702,029,210	$—	$1,958,782,978

Collateral for Securities Loaned (Liability)	$—	$(8,418,487)	$—	$(8,418,487)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Statement of Assets and Liabilities

December 31, 2021

Assets
Investments at value (a) (b)	$1,958,782,978
Cash denominated in foreign currencies (c)	26
Receivable for:
Fund shares sold	1,933,842
Dividends	2,346,399
Prepaid expenses	5,985

Total Assets	1,963,069,230
Liabilities
Collateral for securities loaned	8,418,487
Payables for:
Fund shares redeemed	1,035,065
Foreign taxes	921,075
Accrued Expenses:
Management fees	1,083,087
Distribution and service fees	70,190
Deferred trustees’ fees	203,129
Other expenses	605,190

Total Liabilities	12,336,223

Net Assets	$1,950,733,007

Net Assets Consist of:
Paid in surplus	$1,184,234,249
Distributable earnings (Accumulated losses) (d)	766,498,758

Net Assets	$1,950,733,007

Net Assets
Class A	$1,605,580,040
Class B	327,417,145
Class E	17,735,822
Capital Shares Outstanding*
Class A	114,368,877
Class B	23,816,534
Class E	1,280,618
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$14.04
Class B	13.75
Class E	13.85

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,349,925,347.
(b)	Includes securities loaned at value of $20,306,782.
(c)	Identified cost of cash denominated in foreign currencies was $26.
(d)	Includes foreign capital gains tax of $921,075.

Statement of Operations

Year Ended December 31, 2021

Investment Income
Dividends (a)	$27,028,024
Non-cash dividends	6,376,368
Securities lending income	152,082

Total investment income	33,556,474
Expenses
Management fees	16,092,060
Administration fees	80,739
Custodian and accounting fees	604,524
Distribution and service fees—Class B	874,064
Distribution and service fees—Class E	28,909
Audit and tax services	50,902
Legal	39,973
Trustees’ fees and expenses	51,036
Shareholder reporting	67,069
Insurance	14,321
Miscellaneous	97,475

Total expenses	18,001,072
Less management fee waiver	(2,563,412)

Net expenses	15,437,660

Net Investment Income	18,118,814

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on :
Investments (b)	143,856,055
Foreign currency transactions	(453,249)

Net realized gain (loss)	143,402,806

Net change in unrealized appreciation (depreciation) on:
Investments (c)	(174,209,499)
Foreign currency transactions	(148,103)

Net change in unrealized appreciation (depreciation)	(174,357,602)

Net realized and unrealized gain (loss)	(30,954,796)

Net Increase (Decrease) in Net Assets From Operations	$(12,835,982)

(a)	Net of foreign withholding taxes of $3,155,929.
(b)	Net of foreign capital gains tax of $98,693.
(c)	Includes change in foreign capital gains tax of $378,536.

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2021	Year Ended December 31, 2020
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$18,118,814	$11,524,629
Net realized gain (loss)	143,402,806	203,864,878
Net change in unrealized appreciation (depreciation)	(174,357,602)	240,161,839

Increase (decrease) in net assets from operations	(12,835,982)	455,551,346

From Distributions to Shareholders
Class A	(176,369,559)	(122,042,853)
Class B	(36,828,338)	(24,500,569)
Class E	(2,048,164)	(1,348,101)

Total distributions	(215,246,061)	(147,891,523)

Increase (decrease) in net assets from capital share transactions	124,091,123	(184,575,781)

Total increase (decrease) in net assets	(103,990,920)	123,084,042

Net Assets
Beginning of period	2,054,723,927	1,931,639,885

End of period	$1,950,733,007	$2,054,723,927

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2021		Year Ended December 31, 2020
	Shares	Value	Shares	Value
Class A
Sales	3,247,105	$51,387,750	1,396,897	$16,835,769
Reinvestments	11,789,409	176,369,559	10,204,251	122,042,853
Redemptions	(7,216,606)	(116,681,613)	(22,728,162)	(305,832,314)

Net increase (decrease)	7,819,908	$111,075,696	(11,127,014)	$(166,953,692)

Class B
Sales	2,394,968	$35,965,946	2,002,922	$23,821,376
Reinvestments	2,510,452	36,828,338	2,085,155	24,500,569
Redemptions	(3,886,855)	(59,760,403)	(4,902,758)	(64,700,633)

Net increase (decrease)	1,018,565	$13,033,881	(814,681)	$(16,378,688)

Class E
Sales	104,251	$1,515,164	47,005	$596,102
Reinvestments	138,671	2,048,164	114,053	1,348,101
Redemptions	(236,565)	(3,581,782)	(241,200)	(3,187,604)

Net increase (decrease)	6,357	$(18,454)	(80,142)	$(1,243,401)

Increase (decrease) derived from capital shares transactions		$124,091,123		$(184,575,781)

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$15.78	$13.58	$11.02	$13.43	$10.06

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.14	0.09	0.25	0.16	0.15
Net realized and unrealized gain (loss)	(0.16)	3.18	3.24	(2.42)	3.37

Total income (loss) from investment operations	(0.02)	3.27	3.49	(2.26)	3.52

Less Distributions
Distributions from net investment income	(0.15)	(0.27)	(0.17)	(0.15)	(0.15)
Distributions from net realized capital gains	(1.57)	(0.80)	(0.76)	0.00	0.00

Total distributions	(1.72)	(1.07)	(0.93)	(0.15)	(0.15)

Net Asset Value, End of Period	$14.04	$15.78	$13.58	$11.02	$13.43

Total Return (%) (b)	(0.76)	26.58	32.82	(17.01)	35.15

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.84	0.84	0.84	0.85	0.85
Net ratio of expenses to average net assets (%) (c)	0.71	0.72	0.72	0.72	0.73
Ratio of net investment income (loss) to average net assets (%)	0.93	0.67	2.02	1.28	1.24
Portfolio turnover rate (%)	14	20	12	23	8
Net assets, end of period (in millions)	$1,605.6	$1,681.6	$1,598.2	$1,407.8	$1,469.7

	Class B
	Year Ended December 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$15.49	$13.35	$10.85	$13.22	$9.90

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.10	0.05	0.22	0.14	0.12
Net realized and unrealized gain (loss)	(0.15)	3.13	3.18	(2.39)	3.32

Total income (loss) from investment operations	(0.05)	3.18	3.40	(2.25)	3.44

Less Distributions
Distributions from net investment income	(0.12)	(0.24)	(0.14)	(0.12)	(0.12)
Distributions from net realized capital gains	(1.57)	(0.80)	(0.76)	0.00	0.00

Total distributions	(1.69)	(1.04)	(0.90)	(0.12)	(0.12)

Net Asset Value, End of Period	$13.75	$15.49	$13.35	$10.85	$13.22

Total Return (%) (b)	(0.99)	26.26	32.41	(17.19)	34.89

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.09	1.09	1.09	1.10	1.10
Net ratio of expenses to average net assets (%) (c)	0.96	0.97	0.97	0.97	0.98
Ratio of net investment income (loss) to average net assets (%)	0.69	0.41	1.76	1.09	0.99
Portfolio turnover rate (%)	14	20	12	23	8
Net assets, end of period (in millions)	$327.4	$353.2	$315.3	$277.6	$356.7

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$15.59	$13.43	$10.91	$13.29	$9.96

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.12	0.07	0.23	0.15	0.13
Net realized and unrealized gain (loss)	(0.16)	3.14	3.20	(2.40)	3.33

Total income (loss) from investment operations	(0.04)	3.21	3.43	(2.25)	3.46

Less Distributions
Distributions from net investment income	(0.13)	(0.25)	(0.15)	(0.13)	(0.13)
Distributions from net realized capital gains	(1.57)	(0.80)	(0.76)	0.00	0.00

Total distributions	(1.70)	(1.05)	(0.91)	(0.13)	(0.13)

Net Asset Value, End of Period	$13.85	$15.59	$13.43	$10.91	$13.29

Total Return (%) (b)	(0.91)	26.37	32.56	(17.09)	34.92

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.99	0.99	0.99	1.00	1.00
Net ratio of expenses to average net assets (%) (c)	0.86	0.87	0.87	0.87	0.88
Ratio of net investment income (loss) to average net assets (%)	0.79	0.50	1.87	1.19	1.08
Portfolio turnover rate (%)	14	20	12	23	8
Net assets, end of period (in millions)	$17.7	$19.9	$18.2	$16.2	$21.9

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Notes to Financial Statements—December 31, 2021

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Baillie Gifford International Stock Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered and offers three classes of shares: Class A, B and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2021 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a

BHFTII-13

Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Foreign currency forward contracts are valued through an independent pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”), currencies, and futures contracts that are traded OTC are generally valued based upon interdealer bid and ask prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

In December 2020, the Securities and Exchange Commission adopted Rule 2a-5, Good Faith Determinations of Fair Value, under the 1940 Act, which is intended to address valuation practices and the role of the board of directors with respect to the fair value of the investments of a registered investment company. Among other things, Rule 2a-5 will permit the Portfolio’s Board to designate the Portfolio’s primary investment adviser to perform the Portfolio’s fair value determinations, which will be subject to the Board’s oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the investment adviser’s fair value determinations. Compliance with Rule 2a-5 will not be required until September 2022. The Adviser continues to review Rule 2a-5 and its impact on the Adviser’s and the Portfolio’s valuation policies and related practices.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

BHFTII-14

Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

In consideration of recent decisions rendered by European courts, the Portfolio has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union (“EU”) countries. These filings are subject to various administrative and judicial proceedings within these countries. During the year ended December 31, 2021, the Portfolio received EU tax reclaim payments in the amount of $338,386 that were not previously accrued for due to uncertainty of collectibility. Such amount is included in dividends on the Statement of Operations. No other amounts for additional tax reclaims are reflected in the financial statements due to the uncertainty as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2021, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2021, the Portfolio had direct investments in repurchase agreements with a gross value of $26,500,083. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $6,356,755. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2021.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned

BHFTII-15

Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2021 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2021 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2021.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2021. For all securities on loan, the remaining contractual maturity of the agreements is overnight and continuous.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 outbreak. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Foreign Investment Risk: The investments by the Portfolio in foreign securities, whether direct or indirect, involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and

BHFTII-16

Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation, unexpected market closures or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

China Investment Risk: On June 2, 2021, an Executive Order (the “Order”) was issued prohibiting investment activity by U.S. persons, which includes the Portfolio, in relation to certain companies determined by the U.S. Secretary of the Treasury and the U.S. Secretary of Defense to (i) be operating or have been previously operating in the defense and related material sector or the surveillance technology sector (collectively, “Defense Sectors”) of the economy of China; or (ii) own or control, or to be owned or controlled by, directly or indirectly, a person or entity who operates or has operated in any of the Defense Sectors (each, a “Chinese Military Company, ” and together, the “Chinese Military Companies”). Each Chinese Military Company is included on the Non-SDN Chinese Military-Industrial Complex Companies List (“Non-SDN CMIC List”) administered by the Office of Foreign Assets Control within the U.S. Department of the Treasury. The Order supersedes similar executive orders previously issued on November 12, 2020 and January 13, 2021 related to investments in “Communist Chinese Military Companies.” Beginning August 2, 2021 for Chinese Military Companies designated to the Non-SDN CMIC List in connection with the Order (or 60 days after an entity is newly-designated as a Chinese Military Company), all transactions in public securities, or any securities that are derivative of, or are designed to provide investment exposure to such securities, of any of the Chinese Military Companies (the “Sanctioned Securities”) are prohibited. In addition, U.S. persons will be required to divest of Sanctioned Securities by June 3, 2022 for Chinese Military Companies designated to the Non-SDN CMIC List in connection with the Order (or 365 days after an entity is newly-designated as a Chinese Military Company), at which point an authorization to enact transactions, in whole or in part, to divest Sanctioned Securities expires. The Portfolio’s holdings in the Sanctioned Securities may adversely impact the Portfolio’s performance. The extent of the impact will depend on future developments, including the Portfolio’s ability to sell the Sanctioned Securities, uncertainties on valuation of the Sanctioned Securities, modifications to the Order and/or interpretations thereof (including which companies are considered Chinese Military Companies), and the duration of the Order, all of which are highly uncertain and cannot be predicted.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. In 2017, the UK Financial Conduct Authority (FCA) announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Various financial industry groups have been planning for the transition away from LIBOR and markets are developing in response to these new rates, but there are concerns around liquidity of the new rates and obstacles to converting certain securities and transactions to new rates. Neither the effect of the transition process nor its ultimate success can yet be known. The transition process might, among other things, lead to increased volatility and illiquidity in markets for instruments whose terms include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of related transactions such as hedges, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Portfolio and may adversely affect the Portfolio’s performance or net asset value.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2021 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$280,584,047	$0	$354,401,209

BHFTII-17

Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2021	% per annum	Average daily net assets
$16,092,060	0.860%	Of the first $500 million
	0.800%	Of the next $500 million
	0.750%	On amounts in excess of $1 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Baillie Gifford Overseas Limited is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 30, 2021 to April 30, 2022, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average daily net assets
0.080%	On amounts over $156.25 million and under $400 million
0.180%	Of the next $100 million
0.120%	Of the next to $400 million
0.150%	On amounts in excess of $900 million

An identical expense agreement was in place for the period April 30, 2020 to April 30, 2021. Amounts waived for the year ended December 31, 2021 are shown as management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2021 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

BHFTII-18

Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2021 was as follows:

Cost basis of investments	$1,352,324,724

Gross unrealized appreciation	721,286,054
Gross unrealized (depreciation)	(114,827,800)

Net unrealized appreciation (depreciation)	$606,458,254

The tax character of distributions paid for the years ended December 31, 2021 and 2020 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2021	2020	2021	2020	2021	2020
$31,985,924	$39,586,830	$183,260,137	$108,304,693	$215,246,061	$147,891,523

As of December 31, 2021, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$25,912,608	$135,244,036	$605,545,244	$—	$766,701,888

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2021, the Portfolio had no accumulated capital losses.

8. Recent Accounting Pronouncement

In January 2021, the FASB issued Accounting Standards Update No. 2021-01 (“ASU 2021-01”), “Reference Rate Reform (Topic 848)”. ASU 2021-01 is an update of ASU 2020-04, which is in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, as regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The ASU 2021-01 update clarifies that certain optional expedients and exceptions in Topic 848 for contract modifications and hedge accounting apply to derivatives that are affected by the discounting transition. The amendments in this update are effective through December 31, 2022, for all entities. The expedients and exceptions provided by the amendments do not apply to contract modifications and hedging relationships entered into or evaluated after December 31, 2022, except for hedging transactions as of December 31, 2022, that an entity has elected certain optional expedients for and that are retained through the end of the hedging relationship. Management is currently evaluating the impact of the optional guidance on the Portfolio’s financial statements and disclosures.

BHFTII-19

Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust II and Shareholders of the Baillie Gifford International Stock Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Baillie Gifford International Stock Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust II), as of December 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Baillie Gifford International Stock Portfolio as of December 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and brokers when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2022

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTII-20

Brighthouse Funds Trust II

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, 125 High Street, Suite 732, Boston, Massachusetts 02110. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present); until 2016, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	74	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	74	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield and Merel, Ltd.	74	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	74	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Mid-Con Energy Partners, LP (energy);** Trustee, SharesPost 100 Fund (closed-end fund).** Until 2020, Director, Gainsco, Inc. (auto insurance).**

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	74	Trustee, HSBC Funds.**

BHFTII-21

Brighthouse Funds Trust II

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor).	74	Director and Chairman of the Board of Directors, First Eagle Alternative Capital BDC, Inc.;** Director, First Eagle Credit Opportunities Fund;** Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	Private Investor; Until 2020, President, True North Board Governance, LLC (consulting).	74	Until 2020, Lead Independent Trustee, BMT Investment Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2021-present); formerly Senior Vice President, Brighthouse Investment Advisers, LLC (2017-2021).

Dina Lee (1970)	Secretary, of Trust I and Trust II	From December 2021 (Trust I and Trust II) to present	Executive Vice President, Chief Legal Officer, Brighthouse Investment Advisers, LLC (2021-present); formerly, Associate General Counsel, Neuberger Berman Investment Advisers LLC (2017-2021).

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2013-present); Head of Funds Compliance, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017).

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., an affiliate of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 29 BHF II Portfolios

BHFTII-22

Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 30-December 1, 2021 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2022 through December 31, 2022.

The Board met with personnel of the Adviser on October 20-21, 2021 (the “October Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the October Meeting and the November Meeting are referred to collectively as, the “Meetings”). The Independent Trustees were advised by independent legal counsel throughout year, including during the contract renewal process, and met with independent legal counsel in executive sessions outside of the presence of management.

In considering the continuation of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of assisting the Board in the renewal process, along with various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled Board meetings. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process. The Board also reviewed information with respect to the effect of the ongoing COVID-19 pandemic on the operations of the Adviser and Sub-Advisers, and considered the Adviser’s assessments of the Sub-Advisers’ services and operations during the pandemic.

In considering the continuation of the Agreements, the Board also reviewed, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the October Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of the Sub-Advisory Agreements.

In approving the continuation of each Agreement, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs

BHFTII-23

Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

and personnel, trading practices, compliance programs and personnel, risk management, and liquidity risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct regular and periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Board regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered, based on the information provided, each Sub-Adviser’s current level of staffing, business continuity plan and information security program, including in light of the ongoing COVID-19 pandemic and the work-from-home environment. The Board also considered the Sub-Adviser’s compensation program for its personnel and its overall resources. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background, and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, actions taken in response to regulatory developments, including SEC rulemaking, and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser had been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). The Board considered that Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver

BHFTII-24

Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *  *  *

Baillie Gifford International Stock Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Baillie Gifford Overseas Limited regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and the average of its Morningstar Category for the one-, three-, and five-year periods ended June 30, 2021. The Board further considered that the Portfolio outperformed its benchmark, the MSCI All Country World Index ex-U.S., for the three- and five-year periods ended October 31, 2021 and underperformed its benchmark for the one-year period ended October 31, 2021. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were above the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTII-25

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Managed By BlackRock Advisors, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2021, the Class A, B, and E shares of the BlackRock Bond Income Portfolio returned -0.43%, -0.69%, and -0.60%, respectively. The Portfolio’s benchmark, the Bloomberg U.S. Aggregate Bond Index¹, returned -1.54%.

MARKET ENVIRONMENT / CONDITIONS

At the beginning of 2021, the U.S. market increasingly embraced the reflationary narrative and increased expectations for stronger growth as interest rates moved higher and spread sectors moved marginally tighter to start the year. A few key events led to the rise in yields throughout January and February. Notably, the Democratic sweep in the Georgia Senate runoff election, the COVID-19 vaccine rollout that had accelerated, and the passing of the $1.9 trillion fiscal stimulus package with the potential of more infrastructure stimulus in the coming months. The significant pick-up in government bond yields rattled investors’ confidence as the market pulled forward its estimate on when the Federal Reserve (the “Fed”) would start lifting rates, but the Fed remained dovish for much of 2021, which kept interest rates in the long end of the curve anchored along with general demand from pensions funds. Inflation expectations moved higher over this period, given the strong risk sentiment. As we moved into the summer, COVID-19 was not as much of a risk in the market given the vaccination progress and the economy continued to reopen. Spread sectors continued to perform well given this optimism and the curve flattened as inflation moved higher and continued to price in a more hawkish Fed (favoring higher interest rates). Risk assets remained resilient for much of the rest of the year but wobbled around concerns stemming from the Delta and Omicron variants and their risks to the economy and slowing growth in China. Late in the year, the Fed became even more hawkish to combat higher inflation, announcing it was doubling the pace of tapering to end in March and signaling three rate hikes in 2022. Overall, the consumer was extremely healthy in 2021, the employment picture continued to improve with record numbers of jobs added and inflation was running at elevated levels. U.S. 10-year Treasuries sold off 60 basis points, while equities returned over 20% and spread assets across fixed income were generally tighter over the year.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The main contributors to the Portfolio’s active performance over the year were allocations to securitized assets and high yield credit. The Portfolio held these allocations throughout the year, and they performed well alongside strong risk sentiment from the vaccination rollout, strong macro backdrop and generally supportive monetary and fiscal policy. Duration and yield curve positioning also contributed to performance, as the Portfolio generally held an underweight duration position over the year, which contributed to performance as rates moved higher, especially early in the year. The Portfolio also held a flattening bias, which contributed to performance as the market priced in a more hawkish Fed. Other notable contributors to performance were investment grade credit positioning, emerging market debt selection, and Treasury inflation protected securities (“TIPS”) allocation. There were no notable detractors from performance.

The Portfolio started the year positioned for interest rates to move higher and for risk assets to perform well. From a duration perspective, the Portfolio was generally underweight over the year but held its largest underweight position over the summer as the portfolio management team increased the Portfolio’s underweight positioning after rates rallied in the second quarter. The team reduced its underweight positioning into year-end, but still thought the belly and the long end of the yield curve had room to move higher. The Portfolio ended the year with an effective duration of 6.35 years, 0.35 years underweight relative to the benchmark.

As noted, the Portfolio generally started the year overweight spread sectors. The Portfolio exited its allocation to TIPS early in the year after the market started pricing in higher inflation. The team tactically traded Agency mortgages over the year, building an overweight over the summer after they underperformed other spread sectors but moved closer to neutral into year-end, as the Fed announced an increased speed of taper. The team trimmed the modest overweight to investment grade credit and emerging market debt over the course of the year as spreads tightened and slightly reduced the Portfolio’s allocation to high yield credit. The Portfolio continued to hold an allocation to securitized assets and modestly increased exposure to non-Agency mortgages and collateralized loan obligations over the year.

BHFTII-1

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Managed By BlackRock Advisors, LLC

Portfolio Manager Commentary*—(Continued)

The Portfolio held derivatives during the period as a part of our investment strategy. Derivatives were used as a means to manage risk and/or take outright views on interest rates, credit risk and/or foreign exchange positions in the Portfolio. All derivatives performed as expected and did not have significant impact on performance.

Rick Rieder

Bob Miller

David Rogal

Portfolio Managers

BlackRock Advisors, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities.

BHFTII-2

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

A $10,000 INVESTMENT COMPARED TO THE BLOOMBERG U.S. AGGREGATE BOND INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2021

	1 Year	5 Year	10 Year
BlackRock Bond Income Portfolio
Class A	-0.43	4.26	3.86
Class B	-0.69	4.00	3.60
Class E	-0.60	4.10	3.70
Bloomberg U.S. Aggregate Bond Index	-1.54	3.57	2.90

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2021

Top Sectors

% of Net Assets
U.S. Treasury & Government Agencies	45.9
Corporate Bonds & Notes	32.6
Asset-Backed Securities	12.9
Mortgage-Backed Securities	6.4
Floating Rate Loans	2.0
Foreign Government	0.9
Municipals	0.7
Common Stocks	0.5
Preferred Stocks	0.1
Purchased Options	0.1

BHFTII-3

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2021 through December 31, 2021.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

BlackRock Bond Income Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period** July 1, 2021 to December 31, 2021
Class A (a)	Actual	0.37%	$1,000.00	$1,002.40	$1.87
	Hypothetical*	0.37%	$1,000.00	$1,023.34	$1.89

Class B (a)	Actual	0.62%	$1,000.00	$1,001.10	$3.13
	Hypothetical*	0.62%	$1,000.00	$1,022.08	$3.16

Class E (a)	Actual	0.52%	$1,000.00	$1,001.60	$2.62
	Hypothetical*	0.52%	$1,000.00	$1,022.58	$2.65

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTII-4

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2021

U.S. Treasury & Government Agencies—45.9% of Net Assets

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—29.3%
Fannie Mae 15 Yr. Pool
2.000%, 10/01/31	114,450	$117,642
2.000%, 11/01/31	1,462,228	1,502,829
2.000%, 12/01/31	159,986	164,452
2.000%, 03/01/32	1,021,477	1,049,759
2.500%, 09/01/27	113,854	118,217
2.500%, 02/01/28	14,339	14,892
2.500%, 04/01/28	39,750	41,374
2.500%, 08/01/28	112,483	117,163
2.500%, 01/01/30	586,942	609,677
2.500%, 02/01/30	65,796	68,329
2.500%, 03/01/30	111,252	115,823
2.500%, 07/01/30	456,707	474,549
2.500%, 08/01/30	1,333,322	1,386,186
2.500%, 09/01/30	740,074	771,350
2.500%, 11/01/30	1,430,401	1,488,147
2.500%, 03/01/31	72,420	75,146
2.500%, 06/01/31	420,867	438,817
2.500%, 07/01/31	242,501	252,842
2.500%, 08/01/31	33,879	35,323
2.500%, 10/01/31	2,049,773	2,136,234
2.500%, 11/01/31	1,303,671	1,358,997
2.500%, 02/01/32	60,674	62,999
2.500%, 03/01/32	221,553	231,183
2.500%, 08/01/32	1,408,517	1,464,625
2.500%, 02/01/33	2,572,169	2,662,230
3.000%, 04/01/28	84,647	89,184
3.000%, 05/01/28	93,419	98,505
3.000%, 10/01/28	197,725	208,538
3.000%, 11/01/28	1,389,173	1,463,098
3.000%, 12/01/28	351,133	367,384
3.000%, 01/01/29	138,354	144,691
3.000%, 04/01/29	664,088	698,855
3.000%, 05/01/29	913,756	959,130
3.000%, 08/01/29	886,414	934,392
3.000%, 10/01/29	252,124	266,205
3.000%, 03/01/30	523,613	552,863
3.000%, 04/01/30	420,340	443,312
3.000%, 05/01/30	693,960	731,791
3.000%, 07/01/30	512,542	540,474
3.000%, 08/01/30	2,266,109	2,388,864
3.000%, 09/01/30	603,195	635,962
3.000%, 08/01/31	2,102,722	2,208,966
3.000%, 09/01/31	256,125	270,134
3.000%, 03/01/32	469,586	495,097
3.500%, 08/01/28	203,391	214,109
3.500%, 10/01/28	1,531,536	1,628,629
3.500%, 11/01/28	1,545,419	1,640,570
3.500%, 02/01/29	1,773,053	1,877,482
3.500%, 04/01/29	466,350	494,010
3.500%, 05/01/29	1,439,288	1,519,880
3.500%, 07/01/29	499,047	527,763
3.500%, 09/01/29	88,773	94,061
3.500%, 08/01/30	366,655	392,155
3.500%, 11/01/32	132,506	142,036
3.500%, 01/01/33	86,329	92,533

Agency Sponsored Mortgage-Backed—(Continued)
Fannie Mae 15 Yr. Pool
4.000%, 10/01/33	3,327,487	3,565,895
4.500%, 02/01/25	83,467	86,935
4.500%, 04/01/25	19,060	19,925
4.500%, 07/01/25	55,332	57,624
4.500%, 06/01/26	467,063	487,995
Fannie Mae 20 Yr. Pool
3.000%, 10/01/36	58,515	61,858
3.000%, 11/01/36	645,890	683,942
3.000%, 12/01/36	1,023,359	1,083,956
Fannie Mae 30 Yr. Pool
2.000%, 09/01/50	548,669	547,466
2.000%, 11/01/50	458,480	457,474
2.500%, 12/01/51	93,095	95,315
2.500%, 01/01/52	8,874	9,076
3.000%, 03/01/43	5,307,333	5,597,570
3.000%, 04/01/43	3,048,308	3,214,918
3.000%, 05/01/43	1,557,505	1,641,486
3.000%, 06/01/43	55,565	59,175
3.000%, 06/01/46	31,199	32,864
3.000%, 08/01/46	45,219	48,151
3.000%, 11/01/46	1,775,637	1,875,552
3.000%, 02/01/47	433,209	457,584
3.000%, 03/01/47	1,829,254	1,928,073
3.000%, 03/01/50	655,570	690,296
3.000%, 08/01/50	2,533,603	2,663,780
3.500%, 01/01/42	269,600	291,110
3.500%, 04/01/42	189,317	204,455
3.500%, 05/01/42	25,655	27,633
3.500%, 06/01/42	50,103	53,839
3.500%, 07/01/42	60,724	65,313
3.500%, 02/01/45	1,909,985	2,061,282
3.500%, 05/01/47	941,477	1,011,249
3.500%, 11/01/47	627,223	665,068
3.500%, 12/01/47	626,796	664,520
3.500%, 01/01/48	1,848,132	1,971,720
3.500%, 02/01/48	286,253	302,912
3.500%, 03/01/48	1,613,092	1,707,418
3.500%, 04/01/48	1,060,377	1,147,016
3.500%, 06/01/49	10,526,375	11,152,752
4.000%, 08/01/33	435,231	475,264
4.000%, 01/01/41	126,530	137,725
4.000%, 01/01/42	547,998	601,845
4.000%, 02/01/42	1,015,446	1,114,951
4.000%, 05/01/42	242,224	263,890
4.000%, 11/01/46	200,232	214,235
4.000%, 06/01/47	659,441	705,619
4.000%, 08/01/47	418,504	453,307
4.000%, 10/01/47	305,338	326,837
4.000%, 01/01/48	305,819	328,339
4.000%, 08/01/48	737,652	807,137
4.000%, 01/01/51	1,317,934	1,456,219
4.500%, 08/01/39	494,330	546,622
4.500%, 11/01/39	337,758	373,184
4.500%, 01/01/40	18,691	20,678
4.500%, 04/01/40	35,376	39,024

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2021

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—(Continued)
Fannie Mae 30 Yr. Pool
4.500%, 05/01/40	86,247	$95,341
4.500%, 06/01/40	77,247	84,733
4.500%, 07/01/40	159,557	176,348
4.500%, 11/01/40	330,832	365,657
4.500%, 07/01/41	80,935	89,181
4.500%, 08/01/41	22,984	24,598
4.500%, 09/01/41	346,028	382,546
4.500%, 10/01/41	92,845	102,687
4.500%, 01/01/42	73,302	80,926
4.500%, 08/01/42	451,125	499,070
4.500%, 09/01/43	388,930	425,334
4.500%, 10/01/43	691,485	759,624
4.500%, 11/01/43	1,831,191	2,050,902
4.500%, 12/01/43	758,898	840,050
4.500%, 01/01/44	635,911	704,041
4.500%, 06/01/44	2,575,494	2,848,809
4.500%, 07/01/45	768,168	851,294
4.500%, 09/01/45	364,414	404,574
4.500%, 11/01/45	1,235,626	1,360,839
4.500%, 12/01/45	528,526	584,537
4.500%, 07/01/46	2,363,296	2,646,841
4.500%, 09/01/46	378,669	424,115
4.500%, 09/01/47	43,972	47,727
4.500%, 10/01/47	320,080	350,402
4.500%, 11/01/47	1,578,274	1,717,230
4.500%, 12/01/47	49,972	54,243
4.500%, 01/01/48	1,569,743	1,710,679
4.500%, 02/01/48	84,193	91,388
4.500%, 03/01/48	121,026	131,889
4.500%, 04/01/48	799,008	893,654
4.500%, 05/01/48	7,219,701	7,929,910
4.500%, 07/01/48	124,623	135,764
4.500%, 08/01/48	1,459,195	1,605,486
4.500%, 11/01/48	917,281	999,757
4.500%, 02/01/49	7,689,546	8,505,495
4.500%, 05/01/49	7,073,101	7,908,145
5.000%, 11/01/32	2,266	2,489
5.000%, 09/01/35	104,145	116,846
5.000%, 06/01/39	4,413,061	4,957,883
5.000%, 04/01/41	15,940	17,472
5.000%, 07/01/41	153,166	171,648
5.000%, 08/01/41	140,343	159,006
5.000%, 01/01/42	47,099	51,295
5.500%, 11/01/32	498,611	560,321
5.500%, 12/01/32	83,755	94,679
5.500%, 01/01/33	273,114	308,394
5.500%, 12/01/33	109,245	123,287
5.500%, 05/01/34	940,120	1,053,225
5.500%, 08/01/37	967,719	1,096,423
5.500%, 02/01/38	169,163	193,302
5.500%, 03/01/38	94,857	107,913
5.500%, 06/01/38	95,238	104,439
5.500%, 12/01/38	82,613	90,607
5.500%, 01/01/39	152,555	174,578
5.500%, 08/01/39	113,272	127,393

Agency Sponsored Mortgage-Backed—(Continued)
Fannie Mae 30 Yr. Pool
5.500%, 12/01/39	206,812	235,504
5.500%, 04/01/40	23,090	25,958
5.500%, 04/01/41	141,248	158,155
6.000%, 02/01/34	113,118	127,776
6.000%, 08/01/34	81,808	92,429
6.000%, 04/01/35	1,310,977	1,504,155
6.000%, 06/01/36	164,014	189,982
6.000%, 02/01/38	243,977	282,518
6.000%, 03/01/38	92,499	107,281
6.000%, 05/01/38	272,582	316,146
6.000%, 10/01/38	303,279	348,091
6.000%, 12/01/38	107,467	124,642
6.000%, 04/01/40	1,019,675	1,181,046
6.000%, 09/01/40	110,579	127,904
6.000%, 06/01/41	228,679	264,864
6.500%, 05/01/40	1,481,638	1,707,115
Fannie Mae REMICS (CMO) 5.000%, 04/25/35	9,445	9,772
Freddie Mac 15 Yr. Gold Pool
2.500%, 04/01/27	38,805	40,273
2.500%, 10/01/28	178,059	184,982
2.500%, 08/01/29	434,232	450,103
2.500%, 12/01/29	152,810	158,242
2.500%, 05/01/30	514,051	534,479
2.500%, 07/01/30	310,343	322,881
2.500%, 08/01/30	1,231,382	1,283,307
2.500%, 09/01/30	1,307,376	1,360,462
2.500%, 04/01/31	968,426	1,007,871
3.000%, 01/01/30	346,155	364,785
3.000%, 04/01/30	2,099,738	2,215,747
3.000%, 05/01/30	348,461	367,893
3.000%, 06/01/30	13,176	13,903
3.000%, 07/01/30	754,848	795,981
3.000%, 08/01/30	233,689	246,507
Freddie Mac 20 Yr. Pool
3.000%, 09/01/37	73,953	77,941
3.000%, 06/01/38	1,512,263	1,581,878
3.500%, 01/01/34	671,527	724,146
3.500%, 05/01/35	2,590,320	2,774,825
Freddie Mac 30 Yr. Gold Pool
3.000%, 01/01/43	930,329	982,927
3.000%, 03/01/43	1,599,870	1,688,576
3.000%, 12/01/46	998,009	1,056,460
3.500%, 04/01/42	1,132,935	1,227,061
3.500%, 05/01/42	36,264	39,182
3.500%, 08/01/42	975,264	1,059,843
3.500%, 10/01/42	48,148	51,602
3.500%, 06/01/43	193,313	208,625
3.500%, 01/01/44	298,577	324,763
3.500%, 05/01/44	68,932	75,176
3.500%, 06/01/44	144,023	155,576
3.500%, 07/01/44	58,751	64,074
3.500%, 09/01/44	120,560	131,483
3.500%, 09/01/45	106,608	116,265
3.500%, 03/01/47	983,916	1,046,022

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2021

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—(Continued)
Freddie Mac 30 Yr. Gold Pool
3.500%, 10/01/47	796,496	$867,622
3.500%, 12/01/47	984,441	1,072,350
3.500%, 01/01/48	340,623	369,219
4.000%, 08/01/40	109,342	119,533
4.000%, 09/01/40	143,208	157,330
4.000%, 10/01/40	88,817	97,580
4.000%, 11/01/40	278,642	305,551
4.000%, 04/01/41	6,875	7,540
4.000%, 10/01/41	249,907	274,043
4.000%, 09/01/43	248,187	272,913
4.000%, 04/01/44	531,240	583,485
4.000%, 07/01/44	107,662	117,127
4.000%, 02/01/45	156,745	170,207
4.000%, 09/01/45	659,034	718,479
4.000%, 12/01/45	4,609,929	4,989,143
4.500%, 02/01/39	510,458	562,266
4.500%, 08/01/39	392,299	433,367
4.500%, 12/01/39	107,602	119,022
4.500%, 07/01/40	35,284	39,030
4.500%, 05/01/41	561,408	620,025
4.500%, 05/01/42	610,569	675,022
4.500%, 10/01/43	157,105	168,792
4.500%, 12/01/43	720,930	796,126
4.500%, 04/01/47	1,276,020	1,392,688
4.500%, 05/01/47	465,355	512,681
4.500%, 07/01/47	1,083,569	1,185,258
4.500%, 02/01/49	1,451,384	1,593,825
4.500%, 04/01/49	771,623	838,037
5.000%, 10/01/41	284,263	321,907
5.000%, 11/01/41	2,173,797	2,452,080
5.500%, 02/01/35	78,852	89,457
5.500%, 09/01/39	69,895	78,090
5.500%, 01/01/40	82,856	90,964
5.500%, 06/01/41	1,098,057	1,257,022
Freddie Mac 30 Yr. Pool
2.000%, 10/01/51	4,660,997	4,650,775
2.500%, 12/01/51	108,420	110,989
2.500%, 01/01/52	128,536	131,469
3.000%, 06/01/44	8,447,908	8,924,578
3.000%, 02/01/47	702,227	745,333
3.000%, 08/01/50	5,845,331	6,169,250
3.500%, 09/01/44	20,185	21,919
3.500%, 03/01/46	3,242,316	3,494,070
3.500%, 09/01/46	800,961	848,773
3.500%, 01/01/48	4,536,746	4,861,349
3.500%, 06/01/48	1,297,589	1,396,229
3.500%, 08/01/50	423,397	450,257
4.000%, 01/01/45	6,836,662	7,498,030
4.000%, 07/01/47	1,608,009	1,741,947
4.000%, 04/01/48	3,400,016	3,773,432
4.000%, 06/01/48	1,570,821	1,713,606
4.000%, 05/01/49	159,000	171,471
4.000%, 06/01/50	1,739,130	1,879,232
Freddie Mac Gold Pool 3.000%, 09/01/27	217,372	227,885
3.000%, 07/01/28	128,187	134,390

Agency Sponsored Mortgage-Backed—(Continued)
Freddie Mac Multifamily Structured Pass-Through Certificates 0.802%, 05/25/29 (a) (b)	6,289,096	311,623
0.883%, 11/25/30 (a) (b)	1,300,078	87,685
Freddie Mac Structured Agency Credit Risk Debt Notes (CMO) 2.700%, SOFR30A + 2.650%, 01/25/51 (144A) (a)	1,400,000	1,398,070
3.050%, SOFR30A + 3.000%, 08/25/33 (144A) (a)	1,444,344	1,447,865
3.050%, SOFR30A + 3.000%, 12/25/50 (144A) (a)	610,000	614,130
3.450%, SOFR30A + 3.400%, 08/25/33 (144A) (a)	1,160,000	1,191,583
3.700%, SOFR30A + 3.650%, 11/25/41 (144A) (a)	2,111,699	2,144,560
4.050%, SOFR30A + 4.000%, 11/25/50 (144A) (a)	410,000	428,138
4.553%, 1M LIBOR + 4.450%, 03/25/30 (a)	682,210	726,481
4.800%, SOFR30A + 4.750%, 01/25/51 (144A) (a)	860,000	870,709
5.050%, SOFR30A + 5.000%, 08/25/33 (144A) (a)	866,467	885,752
6.050%, SOFR30A + 6.000%, 08/25/33 (144A) (a)	1,050,000	1,148,050
7.850%, SOFR30A + 7.800%, 11/25/41 (144A) (a)	1,273,748	1,338,995
FREMF Mortgage Trust 0.100%, 01/25/29 (144A) (b)	25,336,476	140,334
4.229%, 08/25/50 (144A) (a)	440,000	488,192
FRESB Mortgage Trust 3.634%, 06/25/28 (a)	344,758	365,829
Ginnie Mae I 30 Yr. Pool 2.000%, TBA (c)	55,969,000	56,474,303
3.000%, 02/15/45	570,482	594,574
3.500%, 01/15/42	155,589	165,879
3.500%, 02/15/42	81,446	85,723
3.500%, 04/15/42	176,099	186,151
3.500%, 05/15/42	215,561	231,278
3.500%, 08/15/42	247,752	263,619
3.500%, 11/15/42	112,874	118,569
3.500%, 12/15/42	623,675	672,338
3.500%, 01/15/43	217,487	230,391
3.500%, 02/15/43	405,116	432,138
3.500%, 03/15/43	263,455	278,821
3.500%, 04/15/43	1,010,065	1,080,460
3.500%, 05/15/43	1,408,843	1,508,281
3.500%, 06/15/43	393,211	423,839
3.500%, 07/15/43	1,172,897	1,263,433
4.000%, 03/15/41	308,803	339,743
4.000%, 12/15/41	23,300	24,761
4.500%, 02/15/42	4,140,138	4,638,899
4.500%, 03/15/47	95,799	108,281
4.500%, 04/15/47	209,189	237,439
4.500%, 05/15/47	61,954	69,744
5.000%, 12/15/38	136,513	157,594
5.000%, 07/15/39	220,555	254,085
5.000%, 10/15/39	151,137	173,999
5.000%, 09/15/40	11,227	12,972
5.000%, 12/15/40	427,549	493,477
5.500%, 04/15/33	13,356	15,264
6.500%, 04/15/33	36,981	40,572
8.500%, 05/15/22	39	39
Ginnie Mae II 30 Yr. Pool
2.500%, TBA (c)	51,115,000	52,324,858
3.000%, 12/20/44	51,090	53,446
3.000%, 09/20/47	1,068,480	1,114,622
3.000%, 03/20/49	29,906	30,986
3.000%, 05/20/50	423,812	439,302

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2021

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—(Continued)
Ginnie Mae II 30 Yr. Pool
3.000%, 01/20/51	30,099,462	$31,164,177
3.000%, TBA (c)	33,747,470	34,916,910
3.500%, 04/20/43	914,515	979,630
3.500%, 05/20/43	500,291	535,713
3.500%, 07/20/43	38,901	41,677
3.500%, 02/20/44	1,005,068	1,074,133
3.500%, 03/20/45	37,012	39,165
3.500%, 04/20/45	55,603	58,840
3.500%, 05/20/45	227,194	240,257
3.500%, 07/20/45	41,039	43,573
3.500%, 08/20/45	54,494	57,627
3.500%, 10/20/45	103,196	109,132
3.500%, 11/20/45	38,148	40,422
3.500%, 12/20/45	574,229	607,644
3.500%, 01/20/46	116,022	122,764
3.500%, 05/20/46	489,143	514,952
3.500%, 09/20/46	187,324	197,155
3.500%, 10/20/46	1,016,349	1,083,969
3.500%, 03/20/48	46,813	49,233
3.500%, 04/20/48	19,002	19,923
3.500%, TBA (c)	20,353,496	21,192,990
4.000%, 04/20/39	20,358	22,051
4.000%, 07/20/39	138,821	150,339
4.000%, 09/20/40	36,860	39,925
4.000%, 10/20/40	424,158	459,420
4.000%, 11/20/40	238,316	258,121
4.000%, 12/20/40	895,036	969,456
4.000%, 01/20/41	802,861	869,600
4.000%, 02/20/41	14,469	15,672
4.000%, 07/20/43	83,143	90,040
4.000%, 08/20/44	311,135	335,291
4.000%, 10/20/46	51,487	55,303
4.000%, 05/20/47	239,170	255,036
4.000%, 06/20/47	606,928	645,974
4.000%, 11/20/47	713,599	760,476
4.000%, 12/20/47	344,838	367,486
4.000%, 05/20/50	721,425	760,949
4.000%, TBA (c)	9,283,500	9,775,837
4.500%, 12/20/39	32,745	35,899
4.500%, 01/20/40	39,993	43,844
4.500%, 02/20/40	32,772	35,927
4.500%, 05/20/40	2,072	2,271
4.500%, 09/20/48	413,221	444,123
4.500%, 03/20/49	1,588,150	1,679,512
4.500%, 04/20/49	338,549	357,675
4.500%, 05/20/49	1,357,779	1,435,740
4.500%, 04/20/50	37,218	39,257
5.000%, 10/20/33	410,360	457,408
5.000%, 10/20/39	120,953	136,544
5.000%, 07/20/42	166,706	188,309
5.000%, TBA (c)	3,623,000	3,862,759
Government National Mortgage Association
0.201%, 06/16/53 (a) (b)	551,646	3,350
0.539%, 03/16/55 (a) (b)	1,472,669	33,869
0.600%, 02/16/50 (a) (b)	665,965	18,974

Agency Sponsored Mortgage-Backed—(Continued)
Government National Mortgage Association
0.687%, 09/16/55 (a) (b)	1,311,431	42,676
0.754%, 02/16/58 (a) (b)	2,373,921	86,196
0.756%, 09/16/51 (a) (b)	9,129,390	245,511
0.822%, 12/16/57 (a) (b)	1,772,157	81,136
0.943%, 05/16/58 (a) (b)	1,190,177	60,190
Uniform Mortgage-Backed Securities 15 Yr. Pool 1.500%, TBA (c)	30,887,000	30,969,654
2.000%, TBA (c)	38,756,000	39,683,277
2.500%, TBA (c)	7,760,800	8,021,687
Uniform Mortgage-Backed Securities 30 Yr. Pool 1.500%, TBA (c)	32,502,000	31,386,170
2.000%, TBA (c)	197,074,035	196,041,159
2.500%, TBA (c)	131,575,035	133,917,863
3.000%, TBA (c)	53,640,174	55,550,207
3.500%, TBA (c)	27,576,006	29,029,932
4.000%, TBA (c)	38,040,906	40,443,861

		1,074,046,209

U.S. Treasury—16.6%
U.S. Treasury Bonds
1.125%, 05/15/40	10,822,000	9,485,314
1.125%, 08/15/40	10,822,000	9,448,959
1.375%, 11/15/40	10,822,000	9,862,393
1.750%, 08/15/41	340,600	330,222
2.250%, 08/15/49	4,933,000	5,279,659
2.500%, 02/15/45 (d)	20,100,000	22,104,504
2.750%, 11/15/47 (d) (e)	20,100,000	23,400,797
2.875%, 05/15/43	3,865,000	4,491,251
2.875%, 11/15/46	3,706,000	4,383,358
3.000%, 02/15/48 (d) (e)	23,806,000	29,056,339
3.125%, 02/15/43	3,865,000	4,658,382
3.625%, 08/15/43	3,865,000	5,013,630
3.750%, 11/15/43	3,865,000	5,111,312
4.250%, 05/15/39	1,010,000	1,384,726
4.375%, 11/15/39	1,010,000	1,407,648
4.500%, 08/15/39	1,010,000	1,426,309
U.S. Treasury Notes
0.125%, 03/31/23	10,482,000	10,433,685
0.125%, 04/30/23	10,482,000	10,425,905
0.125%, 05/31/23	10,482,000	10,416,897
0.250%, 04/15/23	27,956,000	27,862,085
0.375%, 04/30/25	41,246,000	40,330,854
0.375%, 11/30/25	12,344,000	11,971,269
0.375%, 12/31/25	12,344,000	11,965,001
0.500%, 03/15/23	27,956,000	27,966,920
0.500%, 05/31/27	15,364,000	14,711,630
0.750%, 05/31/26	12,344,000	12,090,369
1.125%, 02/15/31	1,989,000	1,930,340
1.250%, 03/31/28	5,324,000	5,276,583
1.250%, 04/30/28	5,324,000	5,275,543
1.250%, 05/31/28	5,324,000	5,271,384
1.500%, 01/31/22	14,845,000	14,861,317
1.500%, 10/31/24	41,246,000	41,892,080
1.500%, 08/15/26	10,766,000	10,887,959

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2021

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

U.S. Treasury—(Continued)
U.S. Treasury Notes
1.500%, 02/15/30	5,471,000	$5,499,210
1.625%, 11/30/26	15,364,000	15,625,668
1.625%, 08/15/29	2,246,000	2,278,549
1.625%, 05/15/31	1,989,000	2,014,173
1.750%, 04/30/22	14,119,000	14,193,474
1.750%, 07/15/22	27,956,000	28,179,866
1.750%, 07/31/24	14,357,000	14,678,350
1.750%, 12/31/24	41,246,000	42,186,924
2.000%, 02/15/25	9,276,000	9,554,280
2.125%, 12/31/22	7,432,000	7,555,381
2.125%, 07/31/24	7,432,000	7,668,024
2.125%, 05/15/25	8,178,000	8,465,188
2.250%, 08/15/27 (e)	22,796,000	23,912,648
2.375%, 05/15/29	5,471,000	5,831,103
2.625%, 02/15/29	5,471,000	5,914,450
2.750%, 05/31/23	7,432,000	7,661,347
2.875%, 08/15/28	2,236,000	2,441,957
3.125%, 11/15/28	4,225,000	4,696,187

		608,771,403

Total U.S. Treasury & Government Agencies (Cost $1,665,596,825)		1,682,817,612

Corporate Bonds & Notes—32.6%

Advertising—0.1%
Interpublic Group of Cos., Inc. (The) 4.750%, 03/30/30	738,000	856,980
Lamar Media Corp. 3.750%, 02/15/28	54,000	54,135
Omnicom Group, Inc. 4.200%, 06/01/30	738,000	829,613
Outfront Media Capital LLC / Outfront Media Capital Corp. 4.625%, 03/15/30 (144A)	42,000	41,895
5.000%, 08/15/27 (144A)	583,000	596,572

		2,379,195

Aerospace/Defense—1.1%
BAE Systems Holdings, Inc. 3.850%, 12/15/25 (144A)	1,474,000	1,579,848
BAE Systems plc 3.400%, 04/15/30 (144A)	3,360,000	3,586,323
Boeing Co. (The) 2.250%, 06/15/26	859,000	860,232
Embraer Netherlands Finance B.V. 5.050%, 06/15/25	303,000	313,226
5.400%, 02/01/27	174,000	181,177
6.950%, 01/17/28 (144A)	205,000	226,320
Embraer Overseas, Ltd. 5.696%, 09/16/23	244,000	254,921
General Dynamics Corp. 3.625%, 04/01/30	2,787,000	3,095,675
L3Harris Technologies, Inc.
1.800%, 01/15/31	2,595,000	2,476,737
4.400%, 06/15/28	3,389,000	3,803,863

Aerospace/Defense—(Continued)
Lockheed Martin Corp. 2.800%, 06/15/50 (g)	633,000	630,912
3.600%, 03/01/35	1,732,000	1,935,922
3.800%, 03/01/45	280,000	320,071
4.070%, 12/15/42	514,000	605,027
4.090%, 09/15/52	287,000	354,593
Northrop Grumman Corp. 3.250%, 01/15/28	3,173,000	3,395,801
4.030%, 10/15/47	700,000	825,451
5.250%, 05/01/50 (g)	1,371,000	1,920,274
Raytheon Technologies Corp. 2.150%, 05/18/30 (EUR)	906,000	1,132,663
2.820%, 09/01/51	1,750,000	1,689,669
3.030%, 03/15/52	1,766,000	1,774,491
3.150%, 12/15/24	775,000	813,462
4.125%, 11/16/28	3,031,000	3,390,303
4.200%, 12/15/44	425,000	481,197
7.000%, 11/01/28	1,810,000	2,306,166
7.200%, 08/15/27	525,000	655,240

		38,609,564

Agriculture—0.4%
Altria Group, Inc. 3.125%, 06/15/31 (EUR)	2,110,000	2,666,744
3.400%, 02/04/41	829,000	764,699
5.800%, 02/14/39	1,943,000	2,335,450
BAT Capital Corp. 2.726%, 03/25/31 (g)	1,307,000	1,268,341
4.906%, 04/02/30	2,885,000	3,238,326
Darling Ingredients, Inc. 5.250%, 04/15/27 (144A)	216,000	223,020
Philip Morris International, Inc. 1.450%, 08/01/39 (EUR)	2,000,000	2,102,964
Reynolds American, Inc. 5.850%, 08/15/45	1,045,000	1,269,719

		13,869,263

Airlines—0.6%
Air Canada Pass-Through Trust 3.300%, 01/15/30 (144A)	511,226	519,404
3.700%, 01/15/26 (144A)	7,063	6,840
Allegiant Travel Co. 8.500%, 02/05/24 (144A)	892,000	949,980
American Airlines Pass-Through Trust 3.000%, 10/15/28	1,650,174	1,639,395
3.150%, 02/15/32	1,107,053	1,117,820
3.200%, 06/15/28	420,475	422,620
3.575%, 01/15/28	137,137	139,251
3.600%, 09/22/27	239,591	246,997
3.650%, 02/15/29	314,844	328,516
3.850%, 02/15/28	708,207	676,458
4.400%, 09/22/23	1,417,619	1,397,310
4.950%, 02/15/25	284,820	283,737
5.250%, 01/15/24	794,330	786,365

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2021

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Airlines—(Continued)
Avianca Midco 2 Ltd 9.000%, 12/01/28 (144A)	526,317	$527,501
Azul Investments LLP 5.875%, 10/26/24 (144A)	455,000	423,155
7.250%, 06/15/26 (144A) (g)	315,000	288,622
British Airways Pass-Through Trust 8.375%, 11/15/28 (144A)	153,847	176,645
Delta Air Lines Pass-Through Trust 3.204%, 10/25/25	2,258,000	2,334,560
Gol Finance S.A. 7.000%, 01/31/25 (144A)	800,000	704,008
Latam Finance, Ltd. 6.875%, 04/11/24 (h)	200,000	190,252
Turkish Airlines Pass-Through Trust 4.200%, 03/15/27 (144A)	833,609	767,383
United Airlines Pass-Through Trust 2.700%, 05/01/32	542,635	537,899
2.875%, 10/07/28	420,298	427,949
3.100%, 07/07/28	131,752	135,549
3.450%, 12/01/27	168,834	176,946
3.500%, 05/01/28	853,134	844,818
3.500%, 03/01/30	231,843	241,533
3.650%, 10/07/25	55,880	55,243
4.000%, 04/11/26	192,753	201,721
4.150%, 08/25/31	214,698	234,569
4.625%, 09/03/22	89,380	90,950
4.750%, 04/11/22	191,032	192,945
4.875%, 01/15/26	570,230	593,667
5.875%, 10/15/27	3,175,100	3,477,918

		21,138,526

Apparel—0.0%
William Carter Co. (The) 5.625%, 03/15/27 (144A)	262,000	270,843

Auto Manufacturers—0.6%
Ford Motor Co. 3.250%, 02/12/32 (g)	397,000	406,528
General Motors Co. 4.000%, 04/01/25	514,000	549,750
5.400%, 10/02/23	338,000	361,782
General Motors Financial Co., Inc. 2.400%, 10/15/28	1,678,000	1,673,324
2.700%, 06/10/31	75,000	74,733
2.750%, 06/20/25	1,117,000	1,152,606
3.700%, 05/09/23	3,188,000	3,283,043
4.000%, 01/15/25	2,190,000	2,326,466
4.350%, 04/09/25	2,117,000	2,277,642
5.100%, 01/17/24	1,344,000	1,441,092
Hyundai Capital America 3.950%, 02/01/22 (144A)	965,000	967,280
Hyundai Capital Services, Inc. 3.000%, 08/29/22 (144A)	1,220,000	1,236,998
Nissan Motor Co., Ltd. 4.810%, 09/17/30 (144A)	5,384,000	6,021,251

		21,772,495

Auto Parts & Equipment—0.0%
Dana, Inc. 4.250%, 09/01/30	143,000	144,966
Metalsa S A P I De C.V. 3.750%, 05/04/31	209,000	201,687
Nemak S.A.B. de C.V. 3.625%, 06/28/31	209,000	203,775

		550,428

Banks—7.6%
American International Group, Inc. 4.375%, 01/15/55	393,000	481,951
Banco Davivienda S.A. 6.650%, 10Y H15 + 5.097%, 04/22/31 (144A) (a)	200,000	203,000
Banco do Brasil S.A. 5.875%, 01/26/22 (144A)	255,000	255,321
Banco Espirito Santo S.A. 4.000%, 01/21/19 (EUR) (h)	200,000	33,016
Banco GNB Sudameris S.A. 7.500%, 5Y H15 + 6.660%, 04/16/31 (144A) (a)	150,000	149,250
Banco Mercantil del Norte S.A. 5.875%, 5Y H15 + 4.643%, 01/24/27 (144A) (a)	300,000	298,875
6.625%, 10Y H15 + 5.034%, 01/24/32 (144A) (a)	270,000	268,785
Banco Santander S.A. 1.849%, 03/25/26	1,600,000	1,592,661
2.706%, 06/27/24 (g)	2,000,000	2,070,756
3.306%, 06/27/29	1,000,000	1,056,906
Banco Votorantim S.A. 4.000%, 09/24/22 (144A)	276,000	280,488
Bank of America Corp. 0.976%, SOFR + 0.690%, 04/22/25 (a)	2,731,000	2,709,107
1.197%, SOFR + 1.010%, 10/24/26 (a)	1,121,000	1,098,627
1.319%, SOFR + 1.150%, 06/19/26 (a)	6,177,000	6,111,395
1.658%, SOFR + 0.910%, 03/11/27 (a)	4,792,000	4,758,352
1.734%, SOFR + 0.960%, 07/22/27 (a)	5,800,000	5,757,760
1.922%, SOFR + 1.370%, 10/24/31 (a)	1,613,000	1,544,378
2.299%, SOFR + 1.220%, 07/21/32 (a)	2,800,000	2,752,979
2.456%, 3M LIBOR + 0.870%, 10/22/25 (a)	11,120,000	11,420,945
2.572%, SOFR + 1.210%, 10/20/32 (a)	1,242,000	1,247,967
2.592%, SOFR + 2.150%, 04/29/31 (a)	650,000	656,614
2.676%, SOFR + 1.930%, 06/19/41 (a)	1,270,000	1,222,462
2.816%, 3M LIBOR + 0.930%, 07/21/23 (a)	515,000	520,683
2.884%, 3M LIBOR + 1.190%, 10/22/30 (a)	579,000	597,845
3.194%, 3M LIBOR + 1.180%, 07/23/30 (a)	2,381,000	2,510,976
3.311%, SOFR + 1.580%, 04/22/42 (a)	1,551,000	1,630,132
3.550%, 3M LIBOR + 0.780%, 03/05/24 (a)	3,369,000	3,469,134
3.559%, 3M LIBOR + 1.060%, 04/23/27 (a)	3,494,000	3,736,316
3.705%, 3M LIBOR + 1.512%, 04/24/28 (a)	4,306,000	4,673,009
3.824%, 3M LIBOR + 1.575%, 01/20/28 (a)	1,466,000	1,587,496
3.974%, 3M LIBOR + 1.210%, 02/07/30 (a)	1,307,000	1,439,706
4.000%, 01/22/25	658,000	702,736
4.271%, 3M LIBOR + 1.310%, 07/23/29 (a)	3,058,000	3,409,491
5.875%, 3M LIBOR + 2.931%, 03/15/28 (a)	1,765,000	1,963,562
Bank of New York Mellon Corp. (The) 3.700%, 5Y H15 + 3.352%, 03/20/26 (a)	255,000	260,737
4.625%, 3M LIBOR + 3.131%, 09/20/26 (a)	1,770,000	1,849,650

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2021

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Banks—(Continued)
Barclays plc 2.667%, 1Y H15 + 1.200%, 03/10/32 (a)	400,000	$396,707
3.811%, 1Y H15 + 1.700%, 03/10/42 (a)	359,000	382,729
4.972%, 3M LIBOR + 1.902%, 05/16/29 (a)	3,147,000	3,589,531
BPCE S.A. 2.700%, 10/01/29 (144A)	2,283,000	2,330,505
Burgan Bank SAK 5.749%, 5Y H15 + 4.007%, 07/09/24 (a)	292,000	293,095
Citigroup, Inc. 2.976%, SOFR + 1.422%, 11/05/30 (a)	6,582,000	6,835,112
3.668%, 3M LIBOR + 1.390%, 07/24/28 (a)	3,224,000	3,477,218
3.875%, 5Y H15 + 3.417%, 02/18/26 (a)	2,981,000	2,981,000
4.000%, 5Y H15 + 3.597%, 12/10/25 (a)	780,000	785,850
Citizens Financial Group, Inc. 3.250%, 04/30/30	680,000	717,995
Credit Suisse AG
1.250%, 08/07/26	4,706,000	4,587,564
3.625%, 09/09/24	1,166,000	1,236,371
Credit Suisse Group AG 3.091%, SOFR + 1.730%, 05/14/32 (144A) (a)	711,000	723,479
3.800%, 06/09/23	955,000	989,427
Credit Suisse Group Funding Guernsey, Ltd. 3.800%, 09/15/22	1,397,000	1,427,144
Danske Bank A/S
1.171%, 1Y H15 + 1.030%, 12/08/23 (144A) (a)	610,000	609,859
1.549%, 1Y H15 + 0.730%, 09/10/27 (144A) (a) (g)	419,000	409,371
1.621%, 1Y H15 + 1.350%, 09/11/26 (144A) (a)	544,000	535,944
5.000%, 01/12/22 (144A)	1,557,000	1,558,379
5.000%, 1Y H15 + 1.730%, 01/12/23 (144A) (a)	350,000	350,301
5.375%, 01/12/24 (144A)	2,770,000	2,981,790
Deutsche Bank AG
1.447%, SOFR + 1.131%, 04/01/25 (a)	1,650,000	1,639,758
1.686%, 03/19/26	4,651,000	4,628,087
Discover Bank 3.450%, 07/27/26	621,000	656,882
Emirates NBD Bank PJSC 6.125%, 6Y USD Swap + 3.656%, 03/20/25 (a)	477,000	499,157
Goldman Sachs Group, Inc. (The) 0.657%, SOFR + 0.505%, 09/10/24 (a)	4,073,000	4,038,821
0.855%, SOFR + 0.609%, 02/12/26 (a)	1,751,000	1,716,691
1.326%, 3M LIBOR + 1.170%, 05/15/26 (a)	1,602,000	1,633,864
1.431%, SOFR + 0.798%, 03/09/27 (a)	3,151,000	3,086,797
2.650%, SOFR + 1.264%, 10/21/32 (a)	380,000	382,378
3.272%, 3M LIBOR + 1.201%, 09/29/25 (a)	502,000	526,720
3.500%, 01/23/25	2,100,000	2,213,904
3.500%, 04/01/25	16,903,000	17,873,805
3.500%, 11/16/26	2,975,000	3,170,454
3.691%, 3M LIBOR + 1.510%, 06/05/28 (a)	685,000	737,638
3.750%, 05/22/25	1,485,000	1,584,805
3.750%, 02/25/26	1,438,000	1,548,595
3.850%, 01/26/27	583,000	626,592
Grupo Aval, Ltd.
4.375%, 02/04/30 (144A)	1,055,000	1,011,481
4.750%, 09/26/22	204,000	207,672

Banks—(Continued)
HSBC Holdings plc
2.206%, SOFR + 1.285%, 08/17/29 (a)	1,186,000	1,163,017
2.251%, SOFR + 1.100%, 11/22/27 (a)	2,586,000	2,591,386
2.804%, SOFR + 1.187%, 05/24/32 (a)	333,000	334,033
4.583%, 3M LIBOR + 1.535%, 06/19/29 (a)	2,495,000	2,795,012
4.700%, 5Y H15 + 3.250%, 03/09/31 (a) (g)	1,807,000	1,807,000
ING Groep NV
4.100%, 10/02/23	754,000	793,664
4.625%, 01/06/26 (144A)	915,000	1,016,720
Itau Unibanco Holding S.A. 2.900%, 01/24/23 (144A)	901,000	910,460
JPMorgan Chase & Co.
0.653%, SOFR + 0.600%, 09/16/24 (a)	375,000	373,238
2.005%, SOFR + 1.585%, 03/13/26 (a)	3,385,000	3,424,920
2.083%, SOFR + 1.850%, 04/22/26 (a)	2,995,000	3,039,831
2.301%, SOFR + 1.160%, 10/15/25 (a)	4,906,000	5,017,405
3.200%, 06/15/26	60,000	63,625
3.509%, 3M LIBOR + 0.945%, 01/23/29 (a)	564,000	604,180
3.540%, 3M LIBOR + 1.380%, 05/01/28 (a) (g)	6,521,000	7,082,026
3.702%, 3M LIBOR + 1.160%, 05/06/30 (a)	652,000	712,539
3.782%, 3M LIBOR + 1.337%, 02/01/28 (a)	1,672,000	1,809,995
3.900%, 07/15/25	1,787,000	1,934,025
3.960%, 3M LIBOR + 1.245%, 01/29/27 (a)	3,085,000	3,333,301
3.964%, 3M LIBOR + 1.380%, 11/15/48 (a)	405,000	474,997
4.005%, 3M LIBOR + 1.120%, 04/23/29 (a)	2,500,000	2,759,388
4.023%, 3M LIBOR + 1.000%, 12/05/24 (a)	1,580,000	1,665,900
4.032%, 3M LIBOR + 1.460%, 07/24/48 (a)	2,266,000	2,674,865
4.260%, 3M LIBOR + 1.580%, 02/22/48 (a)	563,000	688,251
4.452%, 3M LIBOR + 1.330%, 12/05/29 (a)	389,000	441,474
Lloyds Banking Group plc
1.627%, 1Y H15 + 0.850%, 05/11/27 (a)	1,496,000	1,472,745
3.574%, 3M LIBOR + 1.205%, 11/07/28 (a)	846,000	903,535
3.750%, 01/11/27	579,000	626,551
Mitsubishi UFJ Financial Group, Inc.
0.848%, 1Y H15 + 0.680%, 09/15/24 (a)	1,419,000	1,411,973
2.193%, 02/25/25	3,662,000	3,734,502
2.998%, 02/22/22	57,000	57,203
3.455%, 03/02/23	665,000	684,671
Mizuho Financial Group, Inc. 2.201%, SOFR + 1.772%, 07/10/31 (a)	851,000	832,009
Morgan Stanley
1.512%, SOFR + 0.858%, 07/20/27 (a)	1,560,000	1,535,413
1.593%, SOFR + 0.879%, 05/04/27 (a)	3,437,000	3,403,118
2.188%, SOFR + 1.990%, 04/28/26 (a)	528,000	538,358
2.239%, SOFR + 1.178%, 07/21/32 (a)	823,000	804,955
2.699%, SOFR + 1.143%, 01/22/31 (a)	6,493,000	6,642,887
3.217%, SOFR + 1.485%, 04/22/42 (a)	1,593,000	1,668,907
3.591%, 3M LIBOR + 1.340%, 07/22/28 (a)	3,066,000	3,305,430
3.622%, SOFR + 3.120%, 04/01/31 (a)	410,000	446,774
3.625%, 01/20/27	3,448,000	3,738,179
3.772%, 3M LIBOR + 1.140%, 01/24/29 (a)	1,405,000	1,528,887
3.875%, 01/27/26	388,000	419,556
4.000%, 07/23/25	259,000	280,689
4.431%, 3M LIBOR + 1.628%, 01/23/30 (a)	9,249,000	10,539,770

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2021

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Banks—(Continued)
NBK Tier 1, Ltd. 3.625%, 6Y USD Swap + 2.875%, 08/24/26 (144A) (a)	637,000	$629,229
Northern Trust Corp. 3.150%, 05/03/29	558,000	600,660
Santander UK Group Holdings plc
1.089%, SOFR + 0.787%, 03/15/25 (a)	1,673,000	1,657,690
1.532%, 1Y H15 + 1.250%, 08/21/26 (a)	1,998,000	1,965,336
3.571%, 01/10/23	3,656,000	3,657,548
State Street Corp.
3.800%, 3M LIBOR + 3.597%, 03/15/22 (a)	280,000	280,667
5.625%, 3M LIBOR + 2.539%, 12/15/23 (a)	2,815,000	2,900,792
Sumitomo Mitsui Financial Group, Inc.
1.474%, 07/08/25	200,000	198,953
2.348%, 01/15/25	2,905,000	2,976,621
2.696%, 07/16/24	1,916,000	1,978,604
UBS Group AG
1.494%, 1Y H15 + 0.850%, 08/10/27 (144A) (a)	467,000	455,572
2.859%, 3M LIBOR + 0.954%, 08/15/23 (144A) (a)	759,000	768,099
4.375%, 5Y H15 + 3.313%, 02/10/31 (144A) (a)	380,000	375,364
7.000%, 5Y USD Swap + 4.344%, 01/31/24 (144A) (a)	2,545,000	2,744,146
Wells Fargo & Co.
2.879%, SOFR + 1.432%, 10/30/30 (a)	1,059,000	1,100,924
3.068%, SOFR + 2.530%, 04/30/41 (a)	2,631,000	2,698,156
3.584%, 3M LIBOR + 1.310%, 05/22/28 (a)	1,979,000	2,127,472
4.478%, SOFR + 4.032%, 04/04/31 (a)	739,000	858,509

		279,368,246

Beverages—0.5%
Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc. 4.700%, 02/01/36	5,725,000	6,908,987
Anheuser-Busch InBev Finance, Inc. 4.000%, 01/17/43	717,000	797,718
Anheuser-Busch InBev Worldwide, Inc.
4.000%, 04/13/28 (g)	4,844,000	5,387,983
4.600%, 04/15/48	1,886,000	2,306,275
4.750%, 01/23/29	792,000	921,837
Central American Bottling Corp. 5.750%, 01/31/27 (144A)	294,000	302,088

		16,624,888

Biotechnology—0.2%
Amgen, Inc.
2.450%, 02/21/30	452,000	460,028
3.000%, 01/15/52	378,000	366,771
4.400%, 05/01/45	1,997,000	2,382,951
Biogen, Inc.
2.250%, 05/01/30	1,791,000	1,763,400
3.150%, 05/01/50 (g)	821,000	789,115
Gilead Sciences, Inc.
2.800%, 10/01/50	407,000	394,564
4.150%, 03/01/47	790,000	930,119
4.500%, 02/01/45	420,000	512,015

Biotechnology—(Continued)
Gilead Sciences, Inc.
4.800%, 04/01/44	1,258,000	1,587,908

		9,186,871

Building Materials—0.1%
Carrier Global Corp. 2.242%, 02/15/25	3,973,000	4,068,276
Cemex S.A.B. de C.V. 5.200%, 09/17/30 (144A)	288,000	309,240
Johnson Controls International plc
5.125%, 09/14/45	11,000	14,513
Masonite International Corp. 5.375%, 02/01/28 (144A)	219,000	229,676
Standard Industries, Inc.
4.750%, 01/15/28 (144A)	90,000	92,925
5.000%, 02/15/27 (144A)	215,000	221,321

		4,935,951

Chemicals—0.4%
Braskem Idesa SAPI 6.990%, 02/20/32 (144A)	385,000	386,448
Braskem Netherlands Finance B.V.
4.500%, 01/10/28	200,000	212,000
4.500%, 01/31/30 (144A)	207,000	220,145
5.875%, 01/31/50 (144A)	479,000	552,047
8.500%, 5Y H15 + 8.220%, 01/23/81 (144A) (a)	491,000	570,792
Dow Chemical Co. (The) 1.125%, 03/15/32 (EUR)	859,000	976,543
DuPont de Nemours, Inc. 4.493%, 11/15/25	2,562,000	2,830,889
Ecolab, Inc. 2.750%, 08/18/55	1,809,000	1,775,337
Equate Petrochemical B.V. 2.625%, 04/28/28 (144A)	263,000	263,329
LYB International Finance B.V. 4.875%, 03/15/44	405,000	500,260
LYB International Finance III LLC 4.200%, 05/01/50	813,000	939,652
MEGlobal Canada ULC 5.000%, 05/18/25 (144A)	555,000	605,206
SASOL Financing USA LLC
4.375%, 09/18/26	800,000	805,000
5.500%, 03/18/31	465,000	468,952
5.875%, 03/27/24	289,000	301,571
6.500%, 09/27/28	207,000	224,285
Sherwin-Williams Co. (The) 2.300%, 05/15/30	1,400,000	1,396,110
Westlake Chemical Corp. 3.375%, 08/15/61	916,000	873,782

		13,902,348

Commercial Services—0.6%
AMN Healthcare, Inc. 4.625%, 10/01/27 (144A)	350,000	362,775

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2021

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Commercial Services—(Continued)
Atento Luxco 1 S.A. 8.000%, 02/10/26 (144A) (g)	200,000	$213,128
Global Payments, Inc.
1.200%, 03/01/26	3,897,000	3,782,671
2.150%, 01/15/27	327,000	328,301
3.200%, 08/15/29	1,420,000	1,479,015
4.800%, 04/01/26	2,735,000	3,036,294
GXO Logistics, Inc.
1.650%, 07/15/26 (144A)	160,000	156,118
2.650%, 07/15/31 (144A)	819,000	808,894
Herc Holdings, Inc. 5.500%, 07/15/27 (144A)	553,000	575,120
IHS Markit, Ltd. 4.750%, 08/01/28	2,300,000	2,665,125
Moody’s Corp.
3.100%, 11/29/61	831,000	823,814
3.250%, 01/15/28	399,000	427,739
RELX Capital, Inc.
3.000%, 05/22/30	2,389,000	2,504,526
3.500%, 03/16/23	355,000	365,422
4.000%, 03/18/29	2,546,000	2,823,847

		20,352,789

Computers—0.4%
Apple, Inc.
2.375%, 02/08/41	385,000	373,620
2.550%, 08/20/60	1,221,000	1,146,647
2.800%, 02/08/61	1,783,000	1,770,395
3.850%, 05/04/43	1,138,000	1,340,083
Dell International LLC / EMC Corp. 3.450%, 12/15/51 (144A)	565,000	542,459
4.900%, 10/01/26	1,374,000	1,547,568
8.350%, 07/15/46	91,000	151,288
HP, Inc. 6.000%, 09/15/41	243,000	322,938
International Business Machines Corp.
1.950%, 05/15/30	183,000	178,900
4.250%, 05/15/49	1,050,000	1,273,503
Leidos, Inc.
2.300%, 02/15/31	1,565,000	1,506,751
4.375%, 05/15/30	2,712,000	3,021,493
Western Digital Corp. 2.850%, 02/01/29	293,000	295,822

		13,471,467

Distribution/Wholesale—0.0%
American Builders & Contractors Supply Co., Inc. 4.000%, 01/15/28 (144A)	367,000	375,525
KAR Auction Services, Inc. 5.125%, 06/01/25 (144A) (g)	438,000	444,570

		820,095

Diversified Financial Services—0.5%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust
1.750%, 01/30/26	374,000	366,824
4.450%, 10/01/25	309,000	332,572
4.450%, 04/03/26	880,000	955,876
Air Lease Corp. 1.875%, 08/15/26	1,559,000	1,533,194
ASG Finance Designated Activity Co. 7.875%, 12/03/24 (144A) (g)	1,018,000	997,640
Blackstone Private Credit Fund 3.250%, 03/15/27 (144A)	1,872,000	1,891,335
Capital One Financial Corp. 3.900%, 01/29/24	1,020,000	1,073,375
Charles Schwab Corp. (The) 4.000%, 10Y H15 + 3.079%, 12/01/30 (a)	2,100,000	2,121,000
Discover Financial Services 4.500%, 01/30/26	62,000	67,896
Intercontinental Exchange, Inc.
1.850%, 09/15/32	1,362,000	1,303,687
3.750%, 09/21/28 (g)	610,000	673,646
Navient Corp.
5.875%, 10/25/24	223,000	237,774
6.750%, 06/25/25	236,000	259,600
6.750%, 06/15/26	233,000	257,547
7.250%, 09/25/23	143,000	154,171
Nomura Holdings, Inc. 2.608%, 07/14/31	2,722,000	2,686,122
Operadora de Servicios Mega S.A. de C.V. Sofom ER 8.250%, 02/11/25 (144A) (g)	892,000	829,560
ORIX Corp. 2.900%, 07/18/22 (g)	22,000	22,254
Rocket Mortgage LLC / Rocket Mortgage Co-Issuer, Inc. 3.625%, 03/01/29 (144A)	564,000	566,115
Synchrony Financial
3.700%, 08/04/26	396,000	420,537
4.500%, 07/23/25	24,000	25,931
United Wholesale Mortgage LLC 5.500%, 11/15/25 (144A)	1,640,000	1,670,750
XP, Inc. 3.250%, 07/01/26 (144A) (g)	658,000	630,857

		19,078,263

Electric—2.7%
AEP Texas, Inc.
3.450%, 01/15/50	480,000	488,240
3.450%, 05/15/51	982,000	989,140
3.950%, 06/01/28	1,018,000	1,114,717
AEP Transmission Co. LLC
2.750%, 08/15/51	230,000	218,798
3.150%, 09/15/49	730,000	743,178
3.650%, 04/01/50	1,032,000	1,139,224
3.800%, 06/15/49	840,000	948,155
Alabama Power Co.
3.125%, 07/15/51 (g)	315,000	321,195

See accompanying notes to financial statements.

BHFTII-13

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2021

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Electric—(Continued)
Alabama Power Co.
3.450%, 10/01/49	637,000	$674,939
3.750%, 03/01/45	554,000	613,014
4.150%, 08/15/44	10,000	11,687
6.000%, 03/01/39	34,000	47,209
Ameren Illinois Co.
3.250%, 03/15/50	775,000	823,812
3.800%, 05/15/28	800,000	881,870
American Transmission Systems, Inc. 2.650%, 01/15/32 (144A)	1,120,000	1,130,403
Baltimore Gas & Electric Co.
3.200%, 09/15/49	625,000	652,639
3.500%, 08/15/46	980,000	1,057,911
3.750%, 08/15/47	699,000	788,632
Calpine Corp. 4.500%, 02/15/28 (144A)	3,173,000	3,291,987
Capex S.A. 6.875%, 05/15/24 (144A)	231,000	218,297
CenterPoint Energy Houston Electric LLC
2.350%, 04/01/31	1,250,000	1,268,948
3.350%, 04/01/51 (g)	870,000	956,207
3.950%, 03/01/48	406,000	483,877
Commonwealth Edison Co.
3.125%, 03/15/51	775,000	803,446
4.000%, 03/01/48	694,000	810,611
Consumers Energy Co.
2.650%, 08/15/52	97,000	94,353
3.100%, 08/15/50	445,000	463,346
3.500%, 08/01/51	615,000	688,804
3.750%, 02/15/50	1,357,000	1,554,999
3.950%, 07/15/47	337,000	395,261
DTE Electric Co.
3.250%, 04/01/51	353,000	379,559
3.950%, 03/01/49	355,000	419,500
4.050%, 05/15/48	1,373,000	1,633,087
Duke Energy Carolinas LLC
3.450%, 04/15/51 (g)	1,481,000	1,619,602
3.950%, 11/15/28	321,000	358,252
3.950%, 03/15/48	9,000	10,367
Duke Energy Florida LLC
1.750%, 06/15/30	456,000	437,589
2.500%, 12/01/29 (g)	3,592,000	3,691,142
3.800%, 07/15/28	328,000	361,409
Duke Energy Progress LLC 3.450%, 03/15/29	1,992,000	2,149,591
Edison International
2.400%, 09/15/22	1,991,000	2,010,114
3.125%, 11/15/22	9,000	9,141
4.950%, 04/15/25	608,000	661,238
Empresas Publicas de Medellin E.S.P.
4.250%, 07/18/29 (144A)	323,000	306,369
4.375%, 02/15/31 (144A)	253,000	237,823
Entergy Arkansas LLC 3.350%, 06/15/52	523,000	549,172
Entergy Louisiana LLC 4.200%, 09/01/48	1,310,000	1,558,127

Electric—(Continued)
Eskom Holdings SOC, Ltd. 7.125%, 02/11/25	741,000	765,082
Exelon Corp.
4.700%, 04/15/50	731,000	917,653
5.100%, 06/15/45	166,000	213,530
FEL Energy VI Sarl 5.750%, 12/01/40	462,145	463,070
FirstEnergy Corp.
2.050%, 03/01/25 (g)	272,000	269,212
2.250%, 09/01/30	849,000	817,324
2.650%, 03/01/30	972,000	959,850
3.400%, 03/01/50	850,000	833,000
4.400%, 07/15/27	1,223,000	1,317,216
FirstEnergy Transmission LLC
4.350%, 01/15/25 (144A)	3,191,000	3,392,548
4.550%, 04/01/49 (144A)	2,814,000	3,212,366
Florida Power & Light Co.
2.875%, 12/04/51	1,300,000	1,318,395
3.150%, 10/01/49 (g)	1,708,000	1,813,286
3.700%, 12/01/47	410,000	469,382
3.950%, 03/01/48	1,403,000	1,663,809
Generacion Mediterranea S.A./Central Termica Roca S.A. 9.625%, 12/01/27 (144A)	1,043,460	845,203
Genneia S.A. 8.750%, 09/02/27 (144A)	338,670	319,704
Mid-Atlantic Interstate Transmission LLC 4.100%, 05/15/28 (144A)	240,000	263,605
MidAmerican Energy Co.
2.700%, 08/01/52	281,000	272,771
3.100%, 05/01/27	70,000	74,314
3.150%, 04/15/50	680,000	711,732
3.650%, 04/15/29	2,047,000	2,255,695
4.250%, 07/15/49	687,000	847,690
Northern States Power Co.
2.250%, 04/01/31	10,000	10,081
2.600%, 06/01/51	536,000	511,327
2.900%, 03/01/50	356,000	359,408
4.000%, 08/15/45	471,000	554,228
NPC Ukrenergo 6.875%, 11/09/26 (144A)	257,000	224,271
NRG Energy, Inc.
2.450%, 12/02/27 (144A)	1,791,000	1,774,629
4.450%, 06/15/29 (144A)	1,196,000	1,301,042
5.250%, 06/15/29 (144A) (g)	320,000	342,843
5.750%, 01/15/28	357,000	377,388
NSTAR Electric Co. 3.950%, 04/01/30	442,000	496,488
Ohio Power Co.
1.625%, 01/15/31 (g)	1,525,000	1,433,889
2.900%, 10/01/51	998,000	962,389
4.000%, 06/01/49	386,000	443,421
Oncor Electric Delivery Co. LLC
2.700%, 11/15/51 (144A)	73,000	70,202
3.100%, 09/15/49	937,000	977,737
3.700%, 11/15/28	1,155,000	1,271,168
3.800%, 06/01/49	243,000	280,944
5.750%, 03/15/29	10,000	12,236

See accompanying notes to financial statements.

BHFTII-14

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2021

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Electric—(Continued)
Pacific Gas & Electric Co.
2.500%, 02/01/31	125,000	$119,070
3.250%, 06/01/31	999,000	1,002,300
4.950%, 07/01/50	1,499,000	1,632,495
PECO Energy Co. 3.050%, 03/15/51	1,079,000	1,100,473
Public Service Electric & Gas Co
2.050%, 08/01/50	422,000	356,653
3.000%, 03/01/51	394,000	404,982
3.650%, 09/01/28	1,343,000	1,473,930
Southern California Edison Co.
1.200%, 02/01/26	617,000	604,334
1.845%, 02/01/22	52,143	52,183
2.250%, 06/01/30	1,858,000	1,833,538
2.500%, 06/01/31	777,000	779,944
3.700%, 08/01/25	1,500,000	1,601,558
4.200%, 03/01/29	324,000	361,209
Southwestern Public Service Co. 3.150%, 05/01/50	1,333,000	1,390,097
Star Energy Geothermal Darajat II / Star Energy Geothermal Salak 4.850%, 10/14/38 (144A)	505,000	558,025
Tampa Electric Co. 4.450%, 06/15/49	828,000	1,040,511
Trans-Allegheny Interstate Line Co. 3.850%, 06/01/25 (144A)	3,450,000	3,653,543
Virginia Electric & Power Co.
3.500%, 03/15/27	703,000	757,314
4.000%, 01/15/43	1,226,000	1,408,783
Vistra Corp. 7.000%, 5Y H15 + 5.740%, 12/15/26 (144A) (a)	420,000	425,414
Vistra Operations Co. LLC
4.300%, 07/15/29 (144A)	2,473,000	2,644,596
5.000%, 07/31/27 (144A)	561,000	582,217
5.500%, 09/01/26 (144A)	435,000	449,198
5.625%, 02/15/27 (144A) (g)	563,000	579,890

		100,299,366

Electronics—0.1%
Agilent Technologies, Inc.
2.100%, 06/04/30	1,723,000	1,686,734
2.300%, 03/12/31	428,000	423,819
3.050%, 09/22/26	680,000	716,802

		2,827,355

Energy-Alternate Sources—0.0%
Continuum Energy Levanter Pte, Ltd. 4.500%, 02/09/27 (144A)	372,188	380,562
Renewable Energy Group, Inc. 5.875%, 06/01/28 (144A)	130,000	133,575

		514,137

Engineering & Construction—0.1%
Aeropuerto Internacional de Tocumen S.A. 5.125%, 08/11/61 (144A)	210,000	219,715

Engineering & Construction—(Continued)
HTA Group, Ltd. 7.000%, 12/18/25 (144A)	410,000	426,810
IHS Holding, Ltd. 5.625%, 11/29/26 (144A)	330,000	332,805
Mexico City Airport Trust 5.500%, 07/31/47	1,388,000	1,390,040
Stoneway Capital Corp.
10.000%, 03/01/27† (h)	1,193,766	362,618
10.000%, 03/01/27† (144A) (h)	1,137,974	345,671
Weekley Homes LLC / Weekley Finance Corp. 4.875%, 09/15/28 (144A)	318,000	327,540

		3,405,199

Entertainment—0.3%
Affinity Gaming 6.875%, 12/15/27 (144A)	353,000	367,120
Caesars Entertainment, Inc.
4.625%, 10/15/29 (144A) (g)	210,000	210,000
6.250%, 07/01/25 (144A)	2,452,000	2,573,681
8.125%, 07/01/27 (144A) (g)	761,000	842,762
Caesars Resort Collection LLC / CRC Finco, Inc. 5.750%, 07/01/25 (144A)	460,000	480,385
Cedar Fair L.P. 5.250%, 07/15/29	451,000	462,275
Cedar Fair L.P. / Canada’s Wonderland Co. / Magnum Management Corp. 5.375%, 04/15/27 (g)	451,000	462,275
Churchill Downs, Inc.
4.750%, 01/15/28 (144A)	272,000	281,520
5.500%, 04/01/27 (144A) (g)	537,000	553,110
Midwest Gaming Borrower LLC / Midwest Gaming Finance Corp. 4.875%, 05/01/29 (144A)	609,000	612,045
Peninsula Pacific Entertainment LLC / Peninsula Pacific Entertainment Finance, Inc. 8.500%, 11/15/27 (144A)	1,550,000	1,674,000
Scientific Games International, Inc. 5.000%, 10/15/25 (144A)	142,000	146,189
Wynn Resorts Finance LLC / Wynn Resorts Capital Corp.
5.125%, 10/01/29 (144A)	931,000	944,965
7.750%, 04/15/25 (144A)	1,027,000	1,077,066

		10,687,393

Environmental Control—0.1%
Clean Harbors, Inc. 4.875%, 07/15/27 (144A)	142,000	146,260
Republic Services, Inc.
2.375%, 03/15/33	245,000	243,845
3.950%, 05/15/28	584,000	646,784
Waste Management, Inc.
1.150%, 03/15/28 (g)	1,795,000	1,713,052
2.000%, 06/01/29 (g)	415,000	414,572
Waste Pro USA, Inc. 5.500%, 02/15/26 (144A)	227,000	225,865

		3,390,378

See accompanying notes to financial statements.

BHFTII-15

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2021

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Food—0.2%
Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons L.P. / Albertsons LLC
4.875%, 02/15/30 (144A)	90,000	$97,175
5.875%, 02/15/28 (144A)	557,000	590,420
BRF GmbH 4.350%, 09/29/26 (144A)	580,000	585,800
BRF S.A. 5.750%, 09/21/50 (144A) (g)	450,000	447,750
Cydsa S.A.B. de C.V. 6.250%, 10/04/27 (144A)	509,000	529,360
Frigorifico Concepcion S.A. 7.700%, 07/21/28 (144A)	220,000	221,652
JBS USA LUX S.A. / JBS USA Finance, Inc.
5.500%, 01/15/30 (144A)	111,000	120,713
6.500%, 04/15/29 (144A)	637,000	700,706
6.750%, 02/15/28 (144A) (g)	407,000	439,055
Performance Food Group, Inc. 5.500%, 10/15/27 (144A)	490,000	511,438
Pilgrim’s Pride Corp. 5.875%, 09/30/27 (144A) (g)	842,000	889,101
Post Holdings, Inc.
5.500%, 12/15/29 (144A)	349,000	366,670
5.625%, 01/15/28 (144A)	443,000	469,465

		5,969,305

Food Service—0.0%
Aramark Services, Inc. 5.000%, 02/01/28 (144A) (g)	496,000	512,740

Forest Products & Paper—0.1%
Georgia-Pacific LLC 8.875%, 05/15/31	376,000	581,094
International Paper Co.
4.800%, 06/15/44	261,000	329,887
6.000%, 11/15/41	367,000	506,997
Suzano Austria GmbH
3.125%, 01/15/32	400,000	387,004
3.750%, 01/15/31	135,000	137,195

		1,942,177

Gas—0.1%
Atmos Energy Corp. 4.125%, 03/15/49	368,000	437,471
CenterPoint Energy Resources Corp. 1.750%, 10/01/30	2,530,000	2,396,233
ONE Gas, Inc. 2.000%, 05/15/30	370,000	359,841
Piedmont Natural Gas Co., Inc. 2.500%, 03/15/31	810,000	809,727
Promigas S.A. ESP / Gases del Pacifico SAC
3.750%, 10/16/29	266,000	261,079
3.750%, 10/16/29 (144A)	407,000	399,471

		4,663,822

Healthcare-Products—0.3%
Boston Scientific Corp. 2.650%, 06/01/30	1,187,000	1,210,040
DH Europe Finance II Sarl 1.800%, 09/18/49 (EUR)	700,000	838,123
Medtronic Global Holdings SCA
1.500%, 07/02/39 (EUR)	630,000	737,577
1.750%, 07/02/49 (EUR)	700,000	815,616
Mozart Debt Merger Sub, Inc. 3.875%, 04/01/29 (144A)	3,719,000	3,705,872
Thermo Fisher Scientific, Inc.
1.875%, 10/01/49 (EUR)	1,500,000	1,746,775
2.800%, 10/15/41	540,000	546,266

		9,600,269

Healthcare-Services—1.0%
Aetna, Inc. 4.500%, 05/15/42	639,000	755,112
Anthem, Inc.
3.125%, 05/15/50	372,000	381,160
3.600%, 03/15/51	778,000	863,544
4.101%, 03/01/28	1,045,000	1,158,654
Centene Corp.
2.450%, 07/15/28	1,230,000	1,211,550
2.625%, 08/01/31	836,000	819,280
4.625%, 12/15/29	315,000	339,715
Charles River Laboratories International, Inc. 4.250%, 05/01/28 (144A)	135,000	140,400
DaVita, Inc. 4.625%, 06/01/30 (144A) (g)	1,206,000	1,234,643
HCA, Inc.
2.375%, 07/15/31 (g)	3,612,000	3,555,854
3.500%, 09/01/30	611,000	645,751
4.750%, 05/01/23	1,347,000	1,410,808
5.250%, 04/15/25	5,229,000	5,784,339
5.250%, 06/15/26	1,156,000	1,300,008
5.250%, 06/15/49	735,000	943,975
5.375%, 02/01/25	679,000	746,221
5.625%, 09/01/28	135,000	157,746
5.875%, 02/01/29	158,000	188,265
Humana, Inc.
4.875%, 04/01/30	713,000	835,498
Roche Holdings, Inc. 2.607%, 12/13/51 (144A)	960,000	942,724
Select Medical Corp. 6.250%, 08/15/26 (144A) (g)	2,969,000	3,144,898
Tenet Healthcare Corp.
4.250%, 06/01/29 (144A)	857,000	870,275
4.375%, 01/15/30 (144A)	1,496,000	1,515,545
4.625%, 06/15/28 (144A)	92,000	94,530
4.875%, 01/01/26 (144A)	885,000	909,010
5.125%, 11/01/27 (144A)	135,000	140,569
6.250%, 02/01/27 (144A) (g)	1,353,000	1,400,355
UnitedHealth Group, Inc.
2.750%, 05/15/40	696,000	706,565
3.250%, 05/15/51	358,000	387,295

See accompanying notes to financial statements.

BHFTII-16

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2021

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Healthcare-Services—(Continued)
UnitedHealth Group, Inc.
4.250%, 06/15/48	348,000	$431,070
4.450%, 12/15/48	351,000	447,929
4.625%, 07/15/35	386,000	482,324
4.625%, 11/15/41	807,000	1,013,579
4.750%, 07/15/45	424,000	555,047

		35,514,238

Home Builders—0.2%
Ashton Woods USA LLC / Ashton Woods Finance Co.
4.625%, 08/01/29 (144A)	202,000	199,475
6.625%, 01/15/28 (144A)	1,207,000	1,273,385
Beazer Homes USA, Inc. 7.250%, 10/15/29	1,030,000	1,148,141
Brookfield Residential Properties, Inc. / Brookfield Residential U.S. Corp.
5.000%, 06/15/29 (144A)	265,000	265,186
6.250%, 09/15/27 (144A)	533,000	556,345
Forestar Group, Inc.
3.850%, 05/15/26 (144A)	242,000	242,605
5.000%, 03/01/28 (144A)	659,000	676,299
Homes By West Bay LLC 9.500%, 04/30/27 (j) (k)	1,259,000	1,236,967
M/I Homes, Inc. 4.950%, 02/01/28	1,010,000	1,050,400
Mattamy Group Corp.
4.625%, 03/01/30 (144A)	662,000	674,214
5.250%, 12/15/27 (144A)	604,000	635,257
New Home Co., Inc. (The) 7.250%, 10/15/25 (144A)	215,000	219,300
TRI Pointe Homes, Inc. 5.700%, 06/15/28	60,000	66,000

		8,243,574

Insurance—0.3%
Ambac Assurance Corp. 5.100%, (144A) (i)	162,922	219,456
American International Group, Inc.
4.500%, 07/16/44	820,000	1,009,871
4.750%, 04/01/48	651,000	829,172
Aon Corp.
2.800%, 05/15/30	1,253,000	1,291,314
3.750%, 05/02/29	2,463,000	2,699,962
4.500%, 12/15/28	1,072,000	1,220,016
Hartford Financial Services Group, Inc. (The) 4.300%, 04/15/43	325,000	382,810
Marsh & McLennan Cos., Inc.
1.349%, 09/21/26 (EUR)	830,000	984,828
1.979%, 03/21/30 (EUR)	1,046,000	1,299,600
2.250%, 11/15/30 (g)	1,712,000	1,708,409
Sitka Holdings LLC 5.250%, 3M LIBOR + 4.500%, 07/06/26 (144A) (a)	920,000	941,658
Trinity Acquisition plc 4.400%, 03/15/26	190,000	207,852

		12,794,948

Internet—0.1%
Amazon.com, Inc. 2.500%, 06/03/50	3,129,000	2,979,237
eBay, Inc. 1.400%, 05/10/26	1,594,000	1,569,512
Expedia Group, Inc. 2.950%, 03/15/31	403,000	402,428

		4,951,177

Iron/Steel—0.0%
Nucor Corp. 3.950%, 05/01/28	341,000	376,025

Lodging—0.1%
Boyd Gaming Corp. 8.625%, 06/01/25 (144A)	151,000	161,800
Marriott International, Inc. 4.625%, 06/15/30	373,000	419,605
Marriott Ownership Resorts, Inc. 6.125%, 09/15/25 (144A)	353,000	368,002
MGM Resorts International
4.625%, 09/01/26	35,000	36,400
5.500%, 04/15/27 (g)	59,000	62,835
5.750%, 06/15/25	59,000	63,499
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp.
5.250%, 05/15/27 (144A) (g)	498,000	509,115
5.500%, 03/01/25 (144A)	998,000	1,027,940

		2,649,196

Machinery-Diversified—0.1%
CNH Industrial Capital LLC 4.200%, 01/15/24	3,193,000	3,370,067
Otis Worldwide Corp. 2.565%, 02/15/30	939,000	952,499
TK Elevator U.S. Newco, Inc. 5.250%, 07/15/27 (144A)	926,000	973,457

		5,296,023

Media—1.1%
CCO Holdings LLC / CCO Holdings Capital Corp.
4.750%, 03/01/30 (144A)	658,000	684,320
5.375%, 06/01/29 (144A)	569,000	614,028
Charter Communications Operating LLC / Charter Communications Operating Capital Corp.
2.250%, 01/15/29	203,000	198,067
3.850%, 04/01/61	903,000	851,538
3.950%, 06/30/62	665,000	640,647
4.400%, 12/01/61	849,000	878,297
5.125%, 07/01/49	2,120,000	2,459,136
5.375%, 05/01/47	745,000	889,236
5.750%, 04/01/48	929,000	1,158,517
6.484%, 10/23/45	3,637,000	4,966,641
Clear Channel Worldwide Holdings, Inc. 5.125%, 08/15/27 (144A) (g)	640,000	662,246

See accompanying notes to financial statements.

BHFTII-17

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2021

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Media—(Continued)
Comcast Corp.
2.450%, 08/15/52 (g)	420,000	$376,063
2.650%, 02/01/30	2,934,000	3,042,838
2.887%, 11/01/51 (144A)	1,312,000	1,269,998
2.937%, 11/01/56 (144A)	325,000	309,573
3.400%, 07/15/46	1,411,000	1,494,474
3.969%, 11/01/47	780,000	898,051
3.999%, 11/01/49	2,672,000	3,096,161
4.150%, 10/15/28 (g)	723,000	820,772
COX Communications, Inc.
3.150%, 08/15/24 (144A)	1,381,000	1,439,209
3.600%, 06/15/51 (144A)	1,330,000	1,392,825
CSC Holdings LLC
5.750%, 01/15/30 (144A)	845,000	841,831
7.500%, 04/01/28 (144A)	387,000	415,058
Discovery Communications LLC 1.900%, 03/19/27 (EUR)	1,804,000	2,154,541
iHeartCommunications, Inc.
4.750%, 01/15/28 (144A)	45,000	45,635
5.250%, 08/15/27 (144A)	324,000	336,992
6.375%, 05/01/26	362,706	376,307
Nexstar Broadcasting, Inc.
4.750%, 11/01/28 (144A)	433,000	441,119
5.625%, 07/15/27 (144A) (g)	523,000	551,305
Sirius XM Radio, Inc. 5.500%, 07/01/29 (144A)	544,000	586,160
TEGNA, Inc.
4.625%, 03/15/28	832,000	840,977
5.000%, 09/15/29	99,000	101,228
ViacomCBS, Inc.
4.375%, 03/15/43 (g)	336,000	382,261
5.850%, 09/01/43	1,152,000	1,551,754
VTR Comunicaciones S.p.A. 4.375%, 04/15/29 (144A)	430,000	425,700
Walt Disney Co. (The)
2.750%, 09/01/49	2,280,000	2,206,004
4.700%, 03/23/50	506,000	667,558
Ziggo B.V. 5.500%, 01/15/27 (144A)	687,000	705,893
Ziggo Bond Co. B.V. 6.000%, 01/15/27 (144A) (g)	178,000	183,340

		40,956,300

Mining—0.3%
Anglo American Capital plc
2.625%, 09/10/30 (144A)	482,000	472,630
2.875%, 03/17/31 (144A) (g)	617,000	614,090
5.625%, 04/01/30 (144A)	802,000	950,248
AngloGold Ashanti Holdings plc 3.750%, 10/01/30	200,000	201,396
Glencore Funding LLC
1.625%, 04/27/26 (144A)	2,050,000	2,011,267
2.500%, 09/01/30 (144A) (g)	3,240,000	3,137,690
2.625%, 09/23/31 (144A)	289,000	280,871
2.850%, 04/27/31 (144A) (g)	1,050,000	1,037,902
3.375%, 09/23/51 (144A)	126,000	121,341

Mining—(Continued)
Newmont Corp. 2.250%, 10/01/30	1,311,000	1,292,540
Vedanta Resources Finance II plc 8.950%, 03/11/25 (144A)	900,000	877,500
Vedanta Resources, Ltd. 6.125%, 08/09/24 (144A)	225,000	195,750

		11,193,225

Miscellaneous Manufacturing—0.1%
GE Capital International Funding Co. 4.418%, 11/15/35	2,524,000	3,012,041
Parker-Hannifin Corp. 3.250%, 03/01/27	435,000	465,874
Textron, Inc.
2.450%, 03/15/31	446,000	438,281
3.900%, 09/17/29	1,540,000	1,690,832

		5,607,028

Oil & Gas—1.2%
BP Capital Markets America, Inc.
3.001%, 03/17/52	870,000	851,352
3.790%, 02/06/24	1,243,000	1,308,481
BP Capital Markets plc 3.814%, 02/10/24	2,178,000	2,296,589
California Resources Corp. 7.125%, 02/01/26 (144A)	278,000	288,809
Cenovus Energy, Inc. 3.750%, 02/15/52	131,000	131,319
Centennial Resource Production LLC 5.375%, 01/15/26 (144A) (g)	75,000	73,500
Chesapeake Energy Corp. 5.500%, 02/01/26 (144A)	276,000	290,490
Chevron USA, Inc. 2.343%, 08/12/50	672,000	619,951
Citgo Holding, Inc. 9.250%, 08/01/24 (144A) (g)	375,000	376,875
Colgate Energy Partners III LLC
5.875%, 07/01/29 (144A)	140,000	144,200
7.750%, 02/15/26 (144A)	226,000	244,080
CrownRock L.P. / CrownRock Finance, Inc. 5.625%, 10/15/25 (144A)	230,000	235,175
Devon Energy Corp.
4.500%, 01/15/30	268,000	287,723
4.750%, 05/15/42 (g)	625,000	723,644
5.000%, 06/15/45	560,000	676,884
5.850%, 12/15/25	250,000	285,845
5.875%, 06/15/28	73,000	79,065
Diamondback Energy, Inc.
2.875%, 12/01/24	3,119,000	3,235,693
3.125%, 03/24/31 (g)	4,361,000	4,494,663
3.250%, 12/01/26	629,000	663,359
3.500%, 12/01/29 (g)	2,590,000	2,746,455
4.400%, 03/24/51	755,000	865,389
Ecopetrol S.A.
4.625%, 11/02/31	310,000	301,382

See accompanying notes to financial statements.

BHFTII-18

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2021

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Oil & Gas—(Continued)
Ecopetrol S.A.
5.375%, 06/26/26	292,000	$307,698
5.875%, 05/28/45 (g)	189,000	180,733
5.875%, 11/02/51	787,000	737,372
6.875%, 04/29/30	1,287,000	1,436,627
Frontera Energy Corp. 7.875%, 06/21/28 (144A)	395,000	369,819
Geopark, Ltd. 5.500%, 01/17/27 (144A)	200,000	192,750
Great Western Petroleum LLC / Great Western Finance Corp. 12.000%, 09/01/25 (144A)	449,000	471,450
Marathon Petroleum Corp.
4.500%, 04/01/48	50,000	57,001
5.850%, 12/15/45	360,000	454,391
Matador Resources Co. 5.875%, 09/15/26	94,000	96,820
MC Brazil Downstream Trading S.a.r.l. 7.250%, 06/30/31 (144A)	430,000	428,065
Odebrecht Offshore Drilling Finance, Ltd. 7.720%, 12/01/26 (144A) (l)	241	47
Oil and Gas Holding Co. BSCC (The) 7.625%, 11/07/24	379,000	408,372
OQ SAOC 5.125%, 05/06/28 (144A)	205,000	208,342
Ovintiv Exploration, Inc. 5.625%, 07/01/24 (g)	1,465,000	1,612,644
Petrobras Global Finance B.V. 5.299%, 01/27/25	601,000	646,075
Petroleos Mexicanos
5.500%, 06/27/44	226,000	189,803
6.700%, 02/16/32 (144A)	4,644,000	4,690,440
6.750%, 09/21/47	331,000	293,762
6.875%, 10/16/25	472,000	515,660
6.950%, 01/28/60	176,000	157,080
7.190%, 09/12/24 (MXN)	10,225,600	474,387
7.690%, 01/23/50	452,000	436,180
Pioneer Natural Resources Co. 2.150%, 01/15/31	781,000	753,527
Puma International Financing S.A. 5.125%, 10/06/24 (144A)	524,000	524,000
Qatar Energy 3.125%, 07/12/41 (144A)	291,000	294,089
Shelf Drilling Holdings Ltd. 8.875%, 11/15/24 (144A)	72,000	73,800
Shell International Finance B.V. 2.375%, 11/07/29	2,496,000	2,549,360
SM Energy Co. 10.000%, 01/15/25 (144A) (g)	1,129,000	1,242,623
Suncor Energy, Inc.
6.500%, 06/15/38	417,000	570,190
6.850%, 06/01/39	89,000	128,082
Sunoco L.P. / Sunoco Finance Corp. 4.500%, 04/30/30 (144A)	1,029,000	1,054,638
Tap Rock Resouces LLC 7.000%, 10/01/26 (144A)	1,447,000	1,504,880

Oil & Gas—(Continued)
YPF S.A. 7.000%, 12/15/47 (144A)	509,000	307,309

		44,588,939

Oil & Gas Services—0.0%
Bristow Group, Inc. 6.875%, 03/01/28 (144A)	440,000	457,697

Packaging & Containers—0.0%
Ardagh Packaging Finance plc / Ardagh Holdings USA, Inc. 5.250%, 08/15/27 (144A)	210,000	211,313
Klabin Austria GmbH 3.200%, 01/12/31 (144A)	340,000	314,928
Owens-Brockway Glass Container, Inc. 5.875%, 08/15/23 (144A)	327,000	342,532

		868,773

Pharmaceuticals—1.4%
AbbVie, Inc.
2.600%, 11/21/24	7,269,000	7,542,552
3.200%, 05/14/26	3,575,000	3,789,956
3.800%, 03/15/25	1,369,000	1,457,269
4.250%, 11/21/49	330,000	396,717
4.450%, 05/14/46	1,480,000	1,789,809
4.500%, 05/14/35 (g)	1,765,000	2,111,332
4.550%, 03/15/35	883,000	1,061,709
4.850%, 06/15/44	49,000	61,406
AstraZeneca plc 1.375%, 08/06/30	2,541,000	2,398,859
Bausch Health Americas, Inc.
8.500%, 01/31/27 (144A)	745,000	782,250
9.250%, 04/01/26 (144A)	639,000	674,944
Bausch Health Cos., Inc.
4.875%, 06/01/28 (144A)	235,000	239,700
5.750%, 08/15/27 (144A) (g)	183,000	189,954
7.000%, 01/15/28 (144A)	308,000	306,460
7.250%, 05/30/29 (144A)	318,000	314,820
9.000%, 12/15/25 (144A)	647,000	681,407
Cigna Corp.
3.400%, 03/01/27	1,374,000	1,475,645
3.750%, 07/15/23	16,000	16,639
4.375%, 10/15/28	3,882,000	4,411,896
CVS Health Corp.
3.250%, 08/15/29	3,221,000	3,434,215
3.750%, 04/01/30	3,917,000	4,294,413
5.125%, 07/20/45	1,730,000	2,248,765
Eli Lilly & Co. 1.700%, 11/01/49 (EUR)	700,000	872,913
Merck & Co., Inc.
2.450%, 06/24/50 (g)	408,000	384,367
2.750%, 12/10/51	221,000	218,678
4.000%, 03/07/49	345,000	418,228
Pfizer, Inc.
1.700%, 05/28/30 (g)	1,212,000	1,187,209
2.625%, 04/01/30	1,761,000	1,855,324

See accompanying notes to financial statements.

BHFTII-19

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2021

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Pharmaceuticals—(Continued)
Takeda Pharmaceutical Co., Ltd.
2.000%, 07/09/40 (EUR)	1,790,000	$2,197,609
2.050%, 03/31/30	1,982,000	1,940,878
5.000%, 11/26/28	607,000	713,082
Teva Pharmaceutical Finance Netherlands III B.V. 5.125%, 05/09/29	260,000	254,881

		49,723,886

Pipelines—1.9%
Blue Racer Midstream LLC / Blue Racer Finance Corp. 7.625%, 12/15/25 (144A)	160,000	169,600
Boardwalk Pipelines L.P. 4.800%, 05/03/29	275,000	307,979
Buckeye Partners L.P.
3.950%, 12/01/26	54,000	55,037
4.125%, 03/01/25 (144A)	219,000	226,118
4.150%, 07/01/23	391,000	400,775
4.350%, 10/15/24	500,000	521,250
Cameron LNG LLC
3.302%, 01/15/35 (144A)	1,320,000	1,377,816
3.402%, 01/15/38 (144A)	1,690,000	1,742,854
Cheniere Corpus Christi Holdings LLC
5.125%, 06/30/27	3,946,000	4,452,341
5.875%, 03/31/25	3,742,000	4,147,254
7.000%, 06/30/24	1,105,000	1,222,378
Cheniere Energy, Inc. 4.625%, 10/15/28	426,000	453,145
Energy Transfer L.P.
2.900%, 05/15/25	5,037,000	5,203,394
4.250%, 04/01/24	1,343,000	1,409,928
5.000%, 05/15/50	2,349,000	2,702,990
5.950%, 12/01/25 (g)	1,310,000	1,492,582
6.100%, 02/15/42	353,000	430,617
6.500%, 02/01/42	1,104,000	1,422,319
Enterprise Products Operating LLC
2.800%, 01/31/30 (g)	2,144,000	2,235,426
3.125%, 07/31/29	3,477,000	3,692,232
3.300%, 02/15/53	326,000	324,236
Galaxy Pipeline Assets Bidco, Ltd.
2.160%, 03/31/34 (144A)	470,000	460,657
2.940%, 09/30/40 (144A)	535,000	532,440
MPLX L.P.
1.750%, 03/01/26	1,411,000	1,396,805
4.875%, 12/01/24	492,000	534,015
NGPL PipeCo LLC
3.250%, 07/15/31 (144A)	1,957,000	1,987,889
4.875%, 08/15/27 (144A)	990,000	1,101,529
Northwest Pipeline LLC 4.000%, 04/01/27	2,329,000	2,530,542
Rattler Midstream L.P. 5.625%, 07/15/25 (144A)	225,000	234,000
Sabine Pass Liquefaction LLC
5.000%, 03/15/27 (g)	860,000	965,931
5.625%, 04/15/23	1,735,000	1,814,637
5.625%, 03/01/25	10,394,000	11,539,665
5.750%, 05/15/24	3,188,000	3,467,099

Pipelines—(Continued)
Texas Eastern Transmission L.P. 3.500%, 01/15/28 (144A)	1,732,000	1,849,979
TransCanada PipeLines, Ltd. 4.625%, 03/01/34	509,000	597,556
Transcontinental Gas Pipe Line Co. LLC
3.950%, 05/15/50	686,000	768,442
4.000%, 03/15/28	2,280,000	2,491,310
7.850%, 02/01/26	3,110,000	3,796,167
Venture Global Calcasieu Pass LLC 3.875%, 11/01/33 (144A)	454,000	476,963

		70,535,897

Real Estate—0.1%
Arabian Centres Sukuk II, Ltd. 5.625%, 10/07/26 (144A)	515,000	508,099
Arabian Centres Sukuk, Ltd. 5.375%, 11/26/24	285,000	283,860
Five Point Operating Co. L.P. / Five Point Capital Corp. 7.875%, 11/15/25 (144A)	794,000	828,221
Freed Corp. 10.000%, 12/02/23† (144A) (j) (k)	1,192,000	1,162,200
Howard Hughes Corp. (The) 5.375%, 08/01/28 (144A)	749,000	797,719
MAF Global Securities, Ltd.
4.750%, 05/07/24	204,000	217,464
5.500%, 5Y USD Swap + 3.476%, 09/07/22 (a)	255,000	258,004

		4,055,567

Real Estate Investment Trusts—1.5%
American Tower Corp.
1.300%, 09/15/25	17,000	16,741
2.300%, 09/15/31	312,000	303,023
2.400%, 03/15/25	3,116,000	3,199,554
3.800%, 08/15/29	5,125,000	5,575,523
3.950%, 03/15/29	456,000	497,187
5.000%, 02/15/24	292,000	314,188
CC Holdings GS V LLC / Crown Castle GS III Corp. 3.849%, 04/15/23	560,000	579,492
Crown Castle International Corp.
1.050%, 07/15/26	916,000	884,593
2.100%, 04/01/31	382,000	365,553
2.500%, 07/15/31	443,000	439,714
3.100%, 11/15/29	2,982,000	3,113,552
3.300%, 07/01/30	1,604,000	1,691,909
3.800%, 02/15/28	971,000	1,056,539
Digital Dutch Finco B.V. 1.500%, 03/15/30 (EUR)	1,550,000	1,829,096
Duke Energy Florida LLC 3.000%, 12/15/51	311,000	313,417
Duke Realty L.P. 1.750%, 02/01/31	1,944,000	1,839,422
Equinix, Inc.
1.000%, 09/15/25	2,628,000	2,549,158
2.150%, 07/15/30	1,036,000	1,007,087
2.500%, 05/15/31 (g)	664,000	663,539

See accompanying notes to financial statements.

BHFTII-20

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2021

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Real Estate Investment Trusts—(Continued)
GLP Capital L.P. / GLP Financing II, Inc.
3.250%, 01/15/32 (g)	657,000	$660,541
4.000%, 01/15/30	3,226,000	3,413,256
4.000%, 01/15/31	1,386,000	1,478,848
Invitation Homes Operating Partnership L.P. 2.300%, 11/15/28	561,000	554,888
MGM Growth Properties Operating Partnership L.P. / MGP Finance Co-Issuer, Inc.
4.500%, 09/01/26	278,000	298,850
5.625%, 05/01/24	965,000	1,031,315
5.750%, 02/01/27	530,000	598,900
MPT Operating Partnership L.P. / MPT Finance Corp. 5.250%, 08/01/26	45,000	46,294
National Retail Properties, Inc.
3.000%, 04/15/52	439,000	414,893
3.500%, 04/15/51	1,707,000	1,754,296
Park Intermediate Holdings LLC / PK Domestic Property LLC / PK Finance Co-Issuer 4.875%, 05/15/29 (144A)	892,000	912,070
Prologis Euro Finance LLC 1.500%, 09/10/49 (EUR)	1,255,000	1,340,850
Realty Income Corp. 3.250%, 01/15/31	920,000	989,242
RHP Hotel Properties L.P. / RHP Finance Corp. 4.750%, 10/15/27	377,000	384,540
Service Properties Trust
4.350%, 10/01/24	233,000	228,341
4.500%, 06/15/23	1,350,000	1,349,338
5.000%, 08/15/22	789,000	788,116
5.500%, 12/15/27	135,000	138,548
7.500%, 09/15/25	264,000	286,027
VICI Properties L.P. / VICI Note Co., Inc.
3.500%, 02/15/25 (144A) (g)	4,832,000	4,904,480
3.750%, 02/15/27 (144A)	736,000	760,174
4.125%, 08/15/30 (144A)	868,000	917,910
4.250%, 12/01/26 (144A)	2,732,000	2,845,296
WP Carey, Inc. 2.400%, 02/01/31	612,000	601,366
XHR L.P.
4.875%, 06/01/29 (144A)	137,000	139,397
6.375%, 08/15/25 (144A)	236,000	249,624

		53,326,687

Retail—0.5%
1011778 BC ULC / New Red Finance, Inc. 3.875%, 01/15/28 (144A)	68,000	68,868
Golden Nugget, Inc. 6.750%, 10/15/24 (144A) (g)	730,000	730,000
InRetail Consumer 3.250%, 03/22/28 (144A)	330,000	326,703
JSM Global S.a.r.l. 4.750%, 10/20/30 (144A)	448,000	412,725
Lowe’s Cos., Inc.
1.300%, 04/15/28	503,000	482,043
1.700%, 09/15/28	1,378,000	1,350,250

Retail—(Continued)
Lowe’s Cos., Inc.
2.800%, 09/15/41	1,606,000	1,566,946
3.650%, 04/05/29	931,000	1,020,640
4.000%, 04/15/25 (g)	4,711,000	5,094,553
McDonald’s Corp.
2.125%, 03/01/30	640,000	637,048
3.600%, 07/01/30 (g)	1,525,000	1,685,214
3.625%, 09/01/49	343,000	379,264
4.200%, 04/01/50	17,000	20,575
4.450%, 09/01/48	522,000	642,726
4.875%, 12/09/45	908,000	1,166,559
SRS Distribution, Inc. 4.625%, 07/01/28 (144A)	147,000	147,551
Starbucks Corp.
2.250%, 03/12/30	507,000	503,433
2.550%, 11/15/30	2,171,000	2,214,096

		18,449,194

Semiconductors—1.2%
Analog Devices, Inc.
2.800%, 10/01/41	458,000	463,239
Applied Materials, Inc. 2.750%, 06/01/50	659,000	659,942
Broadcom Corp. / Broadcom Cayman Finance, Ltd. 3.875%, 01/15/27	1,941,000	2,104,610
Broadcom, Inc.
2.600%, 02/15/33 (144A)	334,000	325,615
3.150%, 11/15/25	383,000	400,980
3.419%, 04/15/33 (144A)	1,929,000	2,022,175
3.469%, 04/15/34 (144A)	2,539,000	2,657,494
4.110%, 09/15/28	374,000	410,016
4.150%, 11/15/30	1,137,000	1,260,997
4.300%, 11/15/32	1,386,000	1,557,554
4.750%, 04/15/29	2,448,000	2,786,561
Intel Corp.
3.200%, 08/12/61	796,000	815,154
3.734%, 12/08/47	1,228,000	1,398,693
KLA Corp.
3.300%, 03/01/50	2,136,000	2,282,236
4.100%, 03/15/29	1,866,000	2,106,305
Lam Research Corp.
2.875%, 06/15/50	480,000	478,271
3.750%, 03/15/26	1,325,000	1,442,329
4.875%, 03/15/49	1,285,000	1,744,248
NVIDIA Corp.
1.550%, 06/15/28	2,884,000	2,860,980
3.500%, 04/01/50	1,113,000	1,268,789
NXP B.V. / NXP Funding LLC / NXP USA, Inc.
2.500%, 05/11/31 (144A)	3,527,000	3,536,005
3.250%, 11/30/51 (144A)	514,000	513,650
3.400%, 05/01/30 (144A)	2,069,000	2,204,955
4.300%, 06/18/29 (144A)	4,553,000	5,100,867
QUALCOMM, Inc. 4.300%, 05/20/47	1,824,000	2,283,987

		42,685,652

See accompanying notes to financial statements.

BHFTII-21

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2021

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Shipbuilding—0.1%
Huntington Ingalls Industries, Inc.
2.043%, 08/16/28 (144A)	560,000	$548,216
3.844%, 05/01/25	995,000	1,052,283
4.200%, 05/01/30	1,224,000	1,363,300

		2,963,799

Software—1.3%
Activision Blizzard, Inc. 1.350%, 09/15/30	1,290,000	1,189,866
Autodesk, Inc. 3.500%, 06/15/27 (g)	2,478,000	2,662,726
Citrix Systems, Inc.
3.300%, 03/01/30	998,000	1,012,434
4.500%, 12/01/27	333,000	361,479
Electronic Arts, Inc.
1.850%, 02/15/31	1,029,000	986,243
2.950%, 02/15/51	373,000	351,459
Fidelity National Information Services, Inc.
1.000%, 12/03/28 (EUR)	1,750,000	2,025,683
1.500%, 05/21/27 (EUR)	470,000	558,913
2.950%, 05/21/39 (EUR)	900,000	1,223,962
Fiserv, Inc. 3.500%, 07/01/29	6,749,000	7,258,148
Microsoft Corp. 2.921%, 03/17/52	3,161,000	3,356,093
Oracle Corp.
3.600%, 04/01/40	7,614,000	7,635,735
3.600%, 04/01/50	1,146,000	1,122,093
3.650%, 03/25/41 (g)	3,308,000	3,344,829
3.900%, 05/15/35	2,705,000	2,897,170
4.000%, 07/15/46	3,603,000	3,739,633
4.000%, 11/15/47	1,699,000	1,763,977
4.125%, 05/15/45	41,000	43,252
Playtika Holding Corp. 4.250%, 03/15/29 (144A)	161,000	157,780
Roper Technologies, Inc. 2.950%, 09/15/29	411,000	425,094
salesforce.com, Inc. 3.050%, 07/15/61 (g)	1,365,000	1,403,865
ServiceNow, Inc. 1.400%, 09/01/30	1,948,000	1,813,208
VMware, Inc.
1.800%, 08/15/28	625,000	608,221
2.200%, 08/15/31	1,931,000	1,896,619

		47,838,482

Telecommunications—2.3%
Altice France S.A. 5.500%, 01/15/28 (144A)	356,000	353,298
AT&T, Inc.
Zero Coupon, 11/27/22 (144A)	8,000,000	7,947,050
1.650%, 02/01/28	1,444,000	1,413,425
2.550%, 12/01/33	20,000	19,561
2.600%, 05/19/38 (EUR)	850,000	1,083,991
3.500%, 09/15/53	2,278,000	2,298,263

Telecommunications—(Continued)
AT&T, Inc.
3.500%, 02/01/61	374,000	367,757
3.550%, 09/15/55	1,403,000	1,408,091
3.650%, 09/15/59	1,905,000	1,923,839
3.800%, 12/01/57	738,000	768,304
4.300%, 02/15/30	1,411,000	1,588,066
4.350%, 03/01/29	2,248,000	2,525,125
4.500%, 05/15/35	3,354,000	3,874,532
5.150%, 02/15/50	2,074,000	2,649,627
Axtel S.A.B. de CV 6.375%, 11/14/24 (144A)	451,000	464,530
Connect Finco S.a.r.l. / Connect U.S. Finco LLC 6.750%, 10/01/26 (144A)	756,000	794,745
Deutsche Telekom International Finance B.V. 3.600%, 01/19/27 (144A)	348,000	372,813
Digicel Group Holdings, Ltd. 8.000%, 04/01/25 (144A) (l)	286,930	265,769
Digicel International Finance, Ltd. / Digicel Holdings Bermuda, Ltd.
8.000%, 12/31/26 (144A)	97,061	94,513
8.750%, 05/25/24 (144A)	243,135	249,520
13.000%, 12/31/25 (144A) (l)	138,075	141,872
Juniper Networks, Inc. 2.000%, 12/10/30	723,000	682,924
Kenbourne Invest S.A.
4.700%, 01/22/28 (144A)	210,000	205,569
6.875%, 11/26/24 (144A)	733,000	762,320
Level 3 Financing, Inc. 4.625%, 09/15/27 (144A)	90,000	91,800
Liquid Telecommunications Financing plc 5.500%, 09/04/26 (144A)	231,000	237,519
Millicom International Cellular S.A.
4.500%, 04/27/31 (144A)	480,000	483,605
6.625%, 10/15/26 (144A)	270,000	282,825
Motorola Solutions, Inc.
2.750%, 05/24/31	2,975,000	2,980,357
4.600%, 05/23/29	2,555,000	2,919,107
5.500%, 09/01/44	1,059,000	1,378,464
Oi S.A. 10.000%, 07/27/25 (g) (l)	706,000	619,522
T-Mobile USA, Inc.
2.050%, 02/15/28	599,000	594,572
3.400%, 10/15/52 (144A)	945,000	940,640
3.750%, 04/15/27	2,179,000	2,359,640
3.875%, 04/15/30	6,867,000	7,510,805
VEON Holdings B.V. 3.375%, 11/25/27 (144A)	596,000	581,368
Verizon Communications, Inc.
1.500%, 09/18/30	3,276,000	3,073,279
1.750%, 01/20/31 (g)	2,558,000	2,421,031
2.100%, 03/22/28	3,296,000	3,302,278
2.550%, 03/21/31	401,000	404,574
2.650%, 11/20/40	1,350,000	1,282,793
2.850%, 09/03/41 (g)	3,740,000	3,689,623
2.875%, 11/20/50	2,711,000	2,572,432
3.000%, 11/20/60	402,000	379,871

See accompanying notes to financial statements.

BHFTII-22

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2021

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Telecommunications—(Continued)
Verizon Communications, Inc.
3.150%, 03/22/30	3,892,000	$4,117,546
3.400%, 03/22/41	351,000	367,477
3.700%, 03/22/61	1,868,000	2,025,317
3.875%, 02/08/29	1,715,000	1,900,518
4.016%, 12/03/29	929,000	1,041,503
4.125%, 03/16/27	1,358,000	1,509,457
4.329%, 09/21/28	302,000	343,058
4.500%, 08/10/33	315,000	370,330
4.862%, 08/21/46	924,000	1,189,216
Vodafone Group plc 5.250%, 05/30/48	1,739,000	2,265,039
VTR Comunicaciones S.p.A. 5.125%, 01/15/28 (144A)	201,000	205,020

		85,696,090

Transportation—0.6%
Burlington Northern Santa Fe LLC
2.875%, 06/15/52	398,000	398,076
3.300%, 09/15/51	1,950,000	2,116,950
5.400%, 06/01/41	269,000	363,132
5.750%, 05/01/40	656,000	910,570
Canadian Pacific Railway Co. 2.050%, 03/05/30	842,000	829,879
CSX Corp.
2.500%, 05/15/51 (g)	431,000	398,201
3.350%, 09/15/49	309,000	326,396
4.300%, 03/01/48	1,116,000	1,362,218
4.650%, 03/01/68	407,000	527,837
FedEx Corp.
2.400%, 05/15/31 (g)	3,465,000	3,471,936
Norfolk Southern Corp.
2.900%, 06/15/26	709,000	747,952
3.400%, 11/01/49	863,000	925,259
4.050%, 08/15/52	451,000	542,036
Rumo Luxembourg S.a.r.l. 5.875%, 01/18/25 (144A)	200,000	205,502
Ryder System, Inc. 4.625%, 06/01/25	3,580,000	3,928,268
Simpar Europe S.A. 5.200%, 01/26/31 (144A)	520,000	484,905
Union Pacific Corp.
2.750%, 03/01/26	992,000	1,039,235
2.950%, 03/10/52	186,000	188,197
2.973%, 09/16/62	748,000	739,441
3.799%, 04/06/71	724,000	838,251
3.839%, 03/20/60	1,513,000	1,781,327
3.950%, 08/15/59	311,000	367,791
Union Pacific Railroad Co. Pass-Through Trust 3.227%, 05/14/26	632,416	666,620
United Parcel Service, Inc. 2.500%, 09/01/29	353,000	364,744

		23,524,723

Trucking & Leasing—0.1%
Penske Truck Leasing Co. L.P. / PTL Finance Corp.
1.200%, 11/15/25 (144A)	863,000	840,809
1.700%, 06/15/26 (144A)	1,452,000	1,435,286
3.950%, 03/10/25 (144A)	337,000	359,092
4.000%, 07/15/25 (144A)	1,003,000	1,076,523

		3,711,710

Total Corporate Bonds & Notes (Cost $1,198,387,376)		1,196,152,203

Asset-Backed Securities—12.9%

Asset-Backed - Credit Card—0.0%
Brex Commercial Charge Card Master Trust 2.090%, 07/15/24 (144A)	850,000	852,917

Asset-Backed - Home Equity—0.6%
ACE Securities Corp. Home Equity Loan Trust
Zero Coupon, 08/15/30	614,343	511,026
0.363%, 1M LIBOR + 0.260%, 05/25/37 (a)	1,066,050	261,221
Bayview Financial Revolving Asset Trust
1.102%, 1M LIBOR + 1.000%, 05/28/39 (144A) (a)	4,466,179	4,026,218
1.102%, 1M LIBOR + 1.000%, 12/28/40 (144A) (a)	242,994	235,983
Bear Stearns Asset-Backed Securities Trust
0.452%, 1M LIBOR + 0.350%, 04/25/37 (a)	2,509,591	2,585,447
1.827%, 1M LIBOR + 1.725%, 08/25/34 (a)	36,430	36,575
Citigroup Mortgage Loan Trust
0.302%, 1M LIBOR + 0.200%, 05/25/37 (a)	1,927,274	1,603,975
0.372%, 1M LIBOR + 0.270%, 05/25/37 (a)	875,452	734,401
Countrywide Home Equity Loan Trust 6.155%, 06/25/35	73,613	93,861
Credit Suisse Mortgage Capital Certificates 2.465%, 09/27/66 (144A) (a)	6,364,258	6,333,866
Home Equity Mortgage Loan Asset-Backed Trust 2.127%, 1M LIBOR + 2.025%, 07/25/34 (a)	176,915	177,463
Home Equity Mortgage Trust 5.867%, 07/25/36 (m)	534,223	78,265
Home Loan Mortgage Loan Trust 0.830%, 1M LIBOR + 0.720%, 04/15/36 (a)	508,448	492,900
Irwin Home Equity Loan Trust 6.530%, 09/25/37 (144A) (m)	76,724	75,877
MASTR Asset-Backed Securities Trust
0.382%, 1M LIBOR + 0.280%, 05/25/37 (a)	621,846	573,465
0.622%, 1M LIBOR + 0.520%, 06/25/36 (144A) (a)	410,021	395,267
Option One Mortgage Loan Trust
0.312%, 1M LIBOR + 0.210%, 03/25/37 (a)	930,000	789,954
5.820%, 03/25/37 (m)	994,866	991,745
5.866%, 01/25/37 (m)	2,836,487	2,794,049
Security National Mortgage Loan Trust 0.452%, 1M LIBOR + 0.350%, 04/25/37 (144A) (a)	29,165	29,156
Yale Mortgage Loan Trust 0.502%, 1M LIBOR + 0.400%, 06/25/37 (144A) (a)	784,292	334,980

		23,155,694

See accompanying notes to financial statements.

BHFTII-23

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2021

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Manufactured Housing—0.3%
Bank of America Manufactured Housing Contract Trust
7.070%, 02/10/22 (a)	470,000	$191,834
7.410%, 12/10/25 (a)	4,000,000	1,412,288
BCMSC Trust
7.575%, 06/15/30 (a)	1,270,292	271,178
7.830%, 06/15/30 (a)	1,178,847	260,128
8.290%, 06/15/30 (a)	850,435	198,685
Cascade MH Asset Trust 4.000%, 11/25/44 (144A) (a)	2,116,338	2,199,385
Conseco Finance Corp.
6.280%, 09/01/30	133,481	137,282
6.830%, 04/01/30 (a)	136,279	133,269
6.980%, 09/01/30 (a)	973,555	932,040
7.500%, 03/01/30 (a)	390,121	204,362
7.860%, 03/01/30 (a)	364,285	198,595
Conseco Finance Securitizations Corp.
7.960%, 05/01/31	897,114	341,738
8.060%, 09/01/29 (a)	649,273	185,816
8.200%, 05/01/31	1,639,270	642,954
Credit Suisse First Boston Mortgage Securities Corp. 8.100%, 09/25/31 (a)	539,524	549,095
Credit-Based Asset Servicing & Securitization LLC 6.250%, 10/25/36 (144A) (m)	344,000	354,513
Greenpoint Manufactured Housing
8.290%, 12/15/29 (a)	405,817	415,422
9.230%, 12/15/29 (a)	378,614	330,386
Lehman ABS Manufactured Housing Contract Trust 6.630%, 04/15/40 (a)	1,310,170	1,378,679
Oakwood Mortgage Investors, Inc.
6.930%, 09/15/31 (a)	191,117	141,960
7.620%, 06/15/32 (a)	816,462	719,346
Origen Manufactured Housing Contract Trust
1.310%, 1M LIBOR + 1.200%, 10/15/37 (144A) (a)	384,537	374,646
7.820%, 03/15/32 (a)	269,644	265,203

		11,838,804

Asset-Backed - Other—11.1%
510 Loan Acquisition Trust 5.107%, 09/25/60 (144A) (m)	1,020,486	1,028,584
522 Funding CLO, Ltd.
2.532%, 3M LIBOR + 2.400%, 04/20/30 (144A) (a)	625,000	624,170
3.782%, 3M LIBOR + 3.650%, 04/20/30 (144A) (a)	360,000	359,654
AGL CLO, Ltd.
1.267%, 3M LIBOR + 1.150%, 12/02/34 (144A) (a)	1,330,000	1,328,459
1.290%, 3M LIBOR + 1.160%, 07/20/34 (144A) (a)	1,310,000	1,309,255
AGL Core CLO, Ltd.
1.202%, 3M LIBOR + 1.070%, 04/20/33 (144A) (a)	860,000	860,743
1.267%, 3M LIBOR + 1.150%, 01/20/35 (144A) (a)	250,000	249,850
AIG CLO, Ltd. 1.252%, 3M LIBOR + 1.120%, 04/20/32 (144A) (a)	250,000	250,296
AIMCO CLO
1.224%, 3M LIBOR + 1.100%, 01/15/32 (144A) (a)	936,942	936,707
1.724%, 3M LIBOR + 1.600%, 10/17/34 (144A) (a)	250,000	249,874
Ajax Mortgage Loan Trust
Zero Coupon, 02/26/57 (144A)	88,289	44,143

Asset-Backed - Other—(Continued)
Ajax Mortgage Loan Trust
Zero Coupon, 06/25/57 (144A)	1,451,031	1,441,482
Zero Coupon, 08/25/57 (144A)	1,107,501	1,104,107
Zero Coupon, 12/25/57 (144A) (a)	131,070	106,455
Zero Coupon, 04/25/58 (144A)	22,309	21,270
Zero Coupon, 06/25/58 (144A) (a)	24,909	24,387
Zero Coupon, 08/25/58 (144A) (a)	814,621	609,581
Zero Coupon, 11/25/58 (144A)	81,650	55,509
Zero Coupon, 09/25/59 (144A)	2,321,914	2,050,371
Zero Coupon, 11/25/59 (144A)	982,499	1,013,195
Zero Coupon, 12/25/59 (144A)	1,747,808	1,095,875
1.740%, 12/25/60 (144A) (a)	4,857,561	4,814,844
1.875%, 06/25/61 (144A) (m)	8,950,199	8,835,820
2.000%, 03/25/60 (144A) (m)	6,366,554	6,303,634
2.115%, 01/25/61 (144A) (m)	2,792,279	2,765,868
2.250%, 06/25/60 (144A) (m)	1,031,668	1,029,097
2.250%, 09/27/60 (144A) (m)	373,997	374,076
2.375%, 12/25/59 (144A) (m)	4,267,605	4,244,710
2.693%, 12/25/60 (144A) (a)	744,000	737,180
2.940%, 12/25/60 (144A) (a)	293,000	289,368
3.000%, 09/25/59 (144A) (m)	5,512,594	5,522,258
3.000%, 11/25/59 (144A) (m)	1,553,152	1,559,466
3.500%, 12/25/59 (144A) (m)	732,499	712,772
3.729%, 12/25/60 (144A) (a)	449,000	440,739
3.750%, 08/25/57 (144A) (a)	1,873,966	1,889,351
3.750%, 08/25/58 (144A) (a)	2,367,712	2,368,482
4.250%, 09/25/59 (144A) (m)	432,000	423,522
4.250%, 11/25/59 (144A) (m)	400,000	392,150
4.375%, 06/25/57 (144A) (a)	2,138,809	2,136,169
4.875%, 09/25/59 (144A) (m)	570,000	563,620
5.250%, 06/25/57 (144A) (a)	567,000	559,656
5.250%, 08/25/57 (144A) (a)	440,000	436,774
Allegro CLO, Ltd. 1.210%, 3M LIBOR + 1.080%, 10/21/28 (144A) (a)	1,245,637	1,244,930
ALM, Ltd. 1.974%, 3M LIBOR + 1.850%, 10/15/29 (144A) (a)	1,220,000	1,219,996
ALME Loan Funding V B.V. 5.410%, 3M EURIBOR + 5.410%, 07/15/31 (144A) (EUR) (a)	270,000	300,674
AMMC CLO, Ltd. 1.175%, 3M LIBOR + 1.050%, 07/24/29 (144A) (a)	470,000	470,008
Anchorage Capital CLO, Ltd.
1.174%, 3M LIBOR + 1.050%, 07/15/30 (144A) (a)	890,000	890,043
1.226%, 3M LIBOR + 1.090%, 01/28/31 (144A) (a)	830,000	830,764
1.320%, 3M LIBOR + 1.170%, 07/15/34 (144A) (a)	1,890,000	1,891,155
1.371%, 3M LIBOR + 1.250%, 10/13/30 (144A) (a)	835,000	835,575
1.574%, 3M LIBOR + 1.450%, 01/15/30 (144A) (a)	2,410,000	2,404,390
1.636%, 3M LIBOR + 1.500%, 01/28/31 (144A) (a)	1,270,000	1,269,361
1.886%, 3M LIBOR + 1.750%, 01/28/31 (144A) (a)	1,480,000	1,480,130
1.927%, 3M LIBOR + 1.800%, 10/27/34 (144A) (a)	1,050,000	1,049,458
1.974%, 3M LIBOR + 1.850%, 01/15/30 (144A) (a)	1,010,000	1,009,492
1.986%, 3M LIBOR + 1.850%, 01/28/31 (144A) (a)	1,740,000	1,709,179
2.271%, 3M LIBOR + 2.150%, 10/13/30 (144A) (a)	590,000	591,053
3.636%, 3M LIBOR + 3.500%, 01/28/31 (144A) (a)	250,000	248,844

See accompanying notes to financial statements.

BHFTII-24

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2021

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Other—(Continued)
Anchorage Capital Europe CLO 2 DAC
1.600%, 3M EURIBOR + 1.600%, 04/15/34 (144A) (EUR) (a)	394,000	$443,125
2.400%, 3M EURIBOR + 2.400%, 04/15/34 (144A) (EUR) (a)	264,000	301,251
3.550%, 3M EURIBOR + 3.550%, 04/15/34 (144A) (EUR) (a)	350,000	399,179
Anchorage Capital Europe CLO 5 DAC
1.020%, 3M EURIBOR + 1.020%, 07/15/34 (144A) (EUR) (a)	590,000	668,296
1.700%, 3M EURIBOR + 1.700%, 07/15/34 (144A) (EUR) (a)	270,000	305,030
Antares CLO Trust 1.656%, 3M LIBOR + 1.530%, 07/25/33 (144A) (a)	1,820,000	1,819,621
Apidos CLO
1.052%, 3M LIBOR + 0.930%, 07/18/27 (144A) (a)	102,908	102,883
1.259%, 3M LIBOR + 1.130%, 10/22/34 (144A) (a)	270,000	269,777
1.632%, 3M LIBOR + 1.500%, 04/20/31 (144A) (a)	250,000	250,000
6.429%, 3M LIBOR + 6.300%, 10/22/34 (144A) (a)	250,000	247,644
Aqua Finance Trust 2.400%, 07/17/46 (144A)	430,000	424,708
Ares CLO, Ltd. 1.294%, 3M LIBOR + 1.170%, 10/15/30 (144A) (a)	390,000	390,001
Ares European CLO XII DAC 1.700%, 3M EURIBOR + 1.700%, 04/20/32 (144A) (EUR) (a)	297,000	338,137
ARES LII CLO, Ltd. 1.178%, 3M LIBOR + 1.050%, 04/22/31 (144A) (a)	1,330,000	1,330,743
Ares LIX CLO, Ltd. 1.154%, 3M LIBOR + 1.030%, 04/25/34 (144A) (a)	250,000	249,937
Ares LVI CLO, Ltd.
1.289%, 3M LIBOR + 1.160%, 10/25/34 (144A) (a)	350,000	349,912
6.629%, 3M LIBOR + 6.500%, 10/25/34 (144A) (a)	280,000	279,290
ARM Master Trust Corp. 2.430%, 11/15/27 (144A)	370,000	369,492
Armada Euro CLO IV DAC
2.350%, 3M EURIBOR + 2.350%, 07/15/31 (144A) (EUR) (a)	440,000	502,120
3.300%, 3M EURIBOR + 3.300%, 07/15/31 (144A) (EUR) (a)	250,000	284,931
Assurant CLO, Ltd. 1.172%, 3M LIBOR + 1.040%, 04/20/31 (144A) (a)	500,000	500,292
Atrium 1.778%, 3M LIBOR + 1.650%, 04/22/27 (144A) (a)	1,119,000	1,114,020
Avery Point CLO, Ltd. 1.084%, 3M LIBOR + 0.960%, 01/15/28 (144A) (a)	1,504,493	1,504,498
Avoca CLO
0.900%, 3M EURIBOR + 0.900%, 07/15/34 (144A) (EUR) (a)	1,220,000	1,385,161
1.300%, 3M EURIBOR + 1.300%, 04/15/35 (EUR) (a)	150,000	168,640
2.900%, 3M EURIBOR + 2.900%, 04/15/35 (144A) (EUR) (a)	250,000	280,059
5.750%, 3M EURIBOR + 5.750%, 07/15/32 (EUR) (a)	160,000	177,723
Babson CLO, Ltd.
1.322%, 3M LIBOR + 1.190%, 10/20/30 (144A) (a)	870,000	870,206
1.532%, 3M LIBOR + 1.400%, 01/20/31 (144A) (a)	250,000	247,961

Asset-Backed - Other—(Continued)
Bain Capital Credit CLO
1.632%, 3M LIBOR + 1.500%, 07/20/30 (144A) (a)	250,000	249,892
1.724%, 3M LIBOR + 1.600%, 07/19/31 (144A) (a)	250,000	250,235
Bain Capital Credit CLO, Ltd. 3.286%, 3M LIBOR + 3.100%, 07/24/34 (144A) (a)	250,000	249,616
Bain Capital Euro CLO DAC 6.810%, 3M EURIBOR + 6.810%, 04/15/32 (EUR) (a)	250,000	277,691
Ballyrock CLO, Ltd. 6.282%, 3M LIBOR + 6.150%, 10/20/31 (144A) (a)	250,000	247,423
Bankers Healthcare Group Securitization Trust 5.170%, 09/17/31 (144A)	100,000	103,541
Bardot CLO, Ltd. 3.128%, 3M LIBOR + 3.000%, 10/22/32 (144A) (a)	250,000	247,598
Barings CLO, Ltd. 1.202%, 3M LIBOR + 1.070%, 04/20/31 (144A) (a)	250,000	249,852
Battalion CLO, Ltd.
1.192%, 3M LIBOR + 1.070%, 07/18/30 (144A) (a)	1,285,000	1,285,559
1.294%, 3M LIBOR + 1.170%, 01/25/35 (144A) (a)	6,220,000	6,218,433
1.318%, 3M LIBOR + 1.180%, 07/15/34 (144A) (a)	730,000	729,815
1.672%, 3M LIBOR + 1.550%, 07/18/30 (144A) (a)	642,000	642,027
1.674%, 3M LIBOR + 1.550%, 01/25/35 (144A) (a)	480,000	479,759
1.844%, 3M LIBOR + 1.720%, 04/24/34 (144A) (a)	250,000	249,874
1.882%, 3M LIBOR + 1.750%, 10/15/36 (144A) (a)	298,000	297,560
Benefit Street Partners CLO, Ltd.
1.222%, 3M LIBOR + 1.090%, 04/20/31 (144A) (a)	1,030,000	1,028,907
1.232%, 3M LIBOR + 1.100%, 01/20/31 (144A) (a)	2,000,000	2,001,512
1.322%, 3M LIBOR + 1.190%, 07/20/34 (144A) (a)	3,800,000	3,801,167
1.782%, 3M LIBOR + 1.650%, 07/20/29 (144A) (a)	290,000	289,999
2.124%, 3M LIBOR + 2.000%, 10/15/30 (144A) (a)	270,000	266,565
6.893%, 3M LIBOR + 6.750%, 07/15/34 (144A) (a)	250,000	246,903
BHG Securitization Trust 2.240%, 10/17/34 (144A)	130,000	126,814
Bilbao CLO II DAC 0.970%, 3M EURIBOR + 0.970%, 08/20/35 (144A) (EUR) (a)	850,000	958,634
Bilbao CLO III DAC 5.960%, 3M EURIBOR + 5.960%, 05/17/34 (EUR) (a)	370,000	406,048
BlueMountain CLO, Ltd.
1.308%, 3M LIBOR + 1.180%, 10/22/30 (144A) (a)	745,093	745,111
1.384%, 3M LIBOR + 1.260%, 04/15/34 (144A) (a)	100,000	100,290
1.624%, 3M LIBOR + 1.500%, 07/15/31 (144A) (a)	660,000	656,565
2.410%, 3M LIBOR + 2.250%, 08/20/32 (144A) (a)	260,000	259,868
BlueMountain EUR CLO DAC
1.750%, 3M EURIBOR + 1.750%, 10/15/35 (144A) (EUR) (a)	560,000	633,500
3.200%, 3M EURIBOR + 3.200%, 04/15/34 (EUR) (a)	250,000	282,559
6.210%, 3M EURIBOR + 6.210%, 10/15/35 (144A) (EUR) (a)	250,000	282,202
Bridge Street CLO II, Ltd. 1.320%, 3M LIBOR + 1.230%, 07/20/34 (144A) (a)	250,000	249,999
Buttermilk Park CLO, Ltd. 1.224%, 3M LIBOR + 1.100%, 10/15/31 (144A) (a)	250,000	249,859
C-BASS Trust 0.262%, 1M LIBOR + 0.160%, 10/25/36 (a)	191,724	159,952
Canyon Capital CLO, Ltd.
1.224%, 3M LIBOR + 1.100%, 04/15/32 (144A) (a)	460,000	459,999
1.824%, 3M LIBOR + 1.700%, 01/15/34 (144A) (a)	290,000	289,854

See accompanying notes to financial statements.

BHFTII-25

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2021

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Other—(Continued)
Capital Four CLO I DAC 6.470%, 3M EURIBOR + 6.470%, 01/15/33 (EUR) (a)	100,000	$113,853
Carlyle Euro CLO DAC 3.300%, 3M EURIBOR + 3.300%, 10/15/35 (144A) (EUR) (a)	450,000	508,239
Carlyle Global Market Strategies CLO, Ltd.
1.092%, 3M LIBOR + 0.970%, 04/17/31 (144A) (a)	967,060	965,209
1.185%, 3M LIBOR + 1.050%, 07/27/31 (144A) (a)	4,066,514	4,064,277
1.736%, 3M LIBOR + 1.600%, 07/28/28 (144A) (a)	640,000	639,597
Carlyle U.S. CLO, Ltd.
1.270%, 3M LIBOR + 1.160%, 07/15/34 (144A) (a)	610,000	610,219
1.272%, 3M LIBOR + 1.150%, 10/20/34 (144A) (a)	710,000	709,420
1.304%, 3M LIBOR + 1.180%, 01/15/30 (144A) (a)	1,550,000	1,551,671
Carrington Mortgage Loan Trust 0.262%, 1M LIBOR + 0.160%, 10/25/36 (a)	224,338	220,471
CarVal CLO, Ltd. 3.332%, 3M LIBOR + 3.200%, 04/20/32 (144A) (a)	870,000	865,653
CBAM, Ltd. 1.382%, 3M LIBOR + 1.250%, 07/20/30 (144A) (a)	2,000,000	2,000,362
Cedar Funding CLO, Ltd.
1.112%, 3M LIBOR + 0.980%, 04/20/31 (144A) (a)	380,000	379,307
1.182%, 3M LIBOR + 1.050%, 04/20/34 (144A) (a)	3,020,000	3,015,959
1.212%, 3M LIBOR + 1.080%, 04/20/34 (144A) (a)	535,000	534,999
1.222%, 3M LIBOR + 1.100%, 07/17/31 (144A) (a)	770,000	770,460
1.482%, 3M LIBOR + 1.350%, 04/20/34 (144A) (a)	510,000	508,886
1.526%, 3M LIBOR + 1.350%, 05/29/32 (144A) (a)	250,000	250,007
Chase Funding Trust 6.333%, 04/25/32 (m)	98,252	99,735
CIFC European Funding CLO DAC
0.990%, 3M EURIBOR + 0.990%, 11/23/34 (144A) (EUR) (a)	1,540,000	1,750,392
5.970%, 3M EURIBOR + 5.970%, 08/18/35 (EUR) (a)	250,000	275,701
CIFC Funding, Ltd.
Zero Coupon, 3M LIBOR + 1.130%, 10/20/34 (144A) (a)	1,190,000	1,189,305
1.122%, 3M LIBOR + 1.000%, 04/18/31 (144A) (a)	1,289,000	1,289,759
1.140%, 3M LIBOR + 1.010%, 04/23/29 (144A) (a)	1,150,085	1,150,109
1.174%, 3M LIBOR + 1.050%, 07/15/33 (144A) (a)	1,100,000	1,100,415
1.261%, 3M LIBOR + 1.140%, 07/15/34 (144A) (a)	280,000	279,929
1.274%, 3M LIBOR + 1.150%, 07/15/36 (144A) (a)	250,000	250,038
1.735%, 3M LIBOR + 1.600%, 04/27/31 (144A) (a)	250,000	249,989
1.872%, 3M LIBOR + 1.750%, 07/16/30 (144A) (a)	250,000	250,118
2.124%, 3M LIBOR + 2.000%, 04/15/30 (144A) (a)	571,000	571,066
Citigroup Mortgage Loan Trust 0.272%, 1M LIBOR + 0.170%, 07/25/45 (a)	674,784	580,342
Clear Creek CLO 1.332%, 3M LIBOR + 1.200%, 10/20/30 (144A) (a)	250,000	250,185
Clontarf Park CLO DAC 3.050%, 3M EURIBOR + 3.050%, 08/05/30 (EUR) (a)	310,000	353,040
Contego CLO VIII DAC 3.200%, 3M EURIBOR + 3.200%, 01/25/34 (144A) (EUR) (a)	250,000	283,372
Countrywide Asset-Backed Certificates
0.262%, 1M LIBOR + 0.160%, 12/25/35 (a)	190,502	190,382
0.262%, 1M LIBOR + 0.160%, 09/25/46 (a)	30,407	30,330
0.322%, 1M LIBOR + 0.220%, 12/25/25 (a)	3,002	14,134
0.362%, 1M LIBOR + 0.260%, 12/25/36 (a)	313,848	312,997
4.565%, 04/25/36 (a)	908,173	891,020

Asset-Backed - Other—(Continued)
Countrywide Revolving Home Equity Loan Resecuritization Trust 0.410%, 1M LIBOR + 0.300%, 12/15/33 (144A) (a)	244,409	228,609
Countrywide Revolving Home Equity Loan Trust
0.260%, 1M LIBOR + 0.150%, 11/15/36 (a)	296,856	271,226
0.290%, 1M LIBOR + 0.180%, 05/15/35 (a)	110,843	109,401
Credit-Based Asset Servicing & Securitization LLC 3.070%, 12/25/36 (m)	158,684	161,008
Crown Point CLO 10, Ltd. 1.424%, 3M LIBOR + 1.170%, 07/20/34 (144A) (a)	1,370,000	1,369,993
CVC Cordatus Loan Fund DAC
1.300%, 3M EURIBOR + 1.300%, 02/22/34 (EUR) (a)	250,000	281,227
6.060%, 3M EURIBOR + 6.060%, 07/29/34 (144A) (EUR) (a)	250,000	278,998
6.120%, 3M EURIBOR + 6.120%, 11/18/33 (144A) (EUR) (a)	260,000	290,554
Diameter Capital CLO, Ltd.
1.363%, 3M LIBOR + 1.240%, 07/15/36 (144A) (a)	250,000	249,937
6.183%, 3M LIBOR + 6.060%, 10/15/36 (144A) (a)	250,000	234,331
Dryden CLO, Ltd.
1.244%, 3M LIBOR + 1.120%, 01/15/31 (144A) (a)	6,020,000	6,012,234
1.280%, 3M LIBOR + 1.120%, 05/20/34 (144A) (a)	610,000	609,325
1.722%, 3M LIBOR + 1.600%, 07/18/30 (144A) (a)	250,000	251,559
Dryden Senior Loan Fund
1.172%, 3M LIBOR + 1.040%, 04/20/34 (144A) (a)	910,000	905,021
1.260%, 3M LIBOR + 1.100%, 05/20/34 (144A) (a)	400,000	399,118
1.356%, 3M LIBOR + 1.200%, 08/15/30 (144A) (a)	2,205,000	2,205,009
Eaton Vance CLO, Ltd.
2.324%, 3M LIBOR + 2.200%, 10/15/30 (144A) (a)	710,000	708,060
6.624%, 3M LIBOR + 6.500%, 04/15/31 (144A) (a)	500,000	496,044
Elmwood CLO II, Ltd.
1.282%, 3M LIBOR + 1.150%, 04/20/34 (144A) (a)	750,000	750,096
1.782%, 3M LIBOR + 1.650%, 04/20/34 (144A) (a)	250,000	249,116
6.932%, 3M LIBOR + 6.800%, 04/20/34 (144A) (a)	250,000	247,764
Elmwood CLO X, Ltd. 1.130%, 3M LIBOR + 1.040%, 10/20/34 (144A) (a)	1,220,000	1,220,983
Elmwood CLO, Ltd.
1.271%, 3M LIBOR + 1.150%, 01/20/35 (144A) (a)	250,000	249,999
2.040%, 3M LIBOR + 1.950%, 10/20/34 (144A) (a)	250,000	250,630
Euro-Galaxy CLO
0.710%, 3M EURIBOR + 0.710%, 04/11/31 (EUR) (a)	220,000	249,779
0.900%, 3M EURIBOR + 0.900%, 07/30/34 (144A) (EUR) (a)	1,670,000	1,890,124
2.400%, 3M EURIBOR + 2.400%, 07/25/35 (144A) (EUR) (a)	250,000	285,603
3.250%, 3M EURIBOR + 3.250%, 04/24/34 (144A) (EUR) (a)	290,000	328,799
3.500%, 3M EURIBOR + 3.500%, 07/25/35 (144A) (EUR) (a)	250,000	285,411
Fairstone Financial Issuance Trust 3.735%, 10/20/39 (144A) (CAD)	323,000	256,435
Fidelity Grand Harbour CLO DAC 3.600%, 3M EURIBOR + 3.600%, 10/15/34 (144A) (EUR) (a)	250,000	284,288
First Franklin Mortgage Loan Trust
0.252%, 1M LIBOR + 0.150%, 12/25/36 (a)	1,861,546	1,809,986
0.382%, 1M LIBOR + 0.280%, 12/25/36 (a)	4,160,836	2,335,835
0.522%, 1M LIBOR + 0.420%, 12/25/36 (a)	7,654,117	4,370,352

See accompanying notes to financial statements.

BHFTII-26

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2021

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Other—(Continued)
Flatiron CLO, Ltd.
1.072%, 3M LIBOR + 0.950%, 04/17/31 (144A) (a)	270,000	$269,932
1.261%, 3M LIBOR + 1.110%, 07/19/34 (144A) (a)	2,390,000	2,381,924
Foundation Finance Trust 2.190%, 01/15/42 (144A)	1,200,000	1,195,489
Fremont Home Loan Trust 0.382%, 1M LIBOR + 0.280%, 02/25/37 (a)	798,828	656,894
FS Rialto 1.358%, 1M LIBOR + 1.250%, 11/16/36 (144A) (a)	566,000	566,161
Galaxy CLO, Ltd.
1.224%, 3M LIBOR + 1.100%, 07/15/31 (144A) (a)	250,000	249,937
1.322%, 3M LIBOR + 1.200%, 04/16/34 (144A) (a)	660,000	659,834
Generate CLO, Ltd.
Zero Coupon, 3M LIBOR + 6.850%, 10/20/34 (144A) (a)	500,000	488,933
2.699%, 3M LIBOR + 2.450%, 01/22/35 (144A) (a)	250,000	249,440
3.749%, 3M LIBOR + 3.500%, 01/22/35 (144A) (a)	250,000	249,003
Gilbert Park CLO, Ltd. 3.074%, 3M LIBOR + 2.950%, 10/15/30 (144A) (a)	861,000	859,702
GoldentTree Loan Management US CLO, Ltd. 1.248%, 3M LIBOR + 1.130%, 10/20/34 (144A) (a)	910,000	909,557
Goldman Home Improvement Trust Issuer Trust 1.970%, 06/25/51 (144A)	403,000	389,101
Golub Capital BDC CLO LLC 2.924%, 3M LIBOR + 2.800%, 04/15/33 (144A) (a)	250,000	250,157
Golub Capital Partners CLO 58B, Ltd.
1.424%, 3M LIBOR + 1.180%, 01/25/35 (144A) (a)	270,000	269,836
Gracie Point International Funding
1.499%, 1M LIBOR + 1.400%, 11/01/23 (144A) (a)	120,000	119,947
2.499%, 1M LIBOR + 2.400%, 11/01/23 (144A) (a)	160,000	159,926
Great Lakes CLO, Ltd.
1.684%, 3M LIBOR + 1.560%, 07/15/31 (144A) (a)	730,000	729,816
1.824%, 3M LIBOR + 1.700%, 04/15/33 (144A) (a)	420,000	421,083
Grippen Park CLO, Ltd. 3.432%, 3M LIBOR + 3.300%, 01/20/30 (144A) (a)	250,000	249,716
Gulf Stream Meridian, Ltd.
1.324%, 3M LIBOR + 1.200%, 07/15/34 (144A) (a)	1,860,000	1,860,854
1.924%, 3M LIBOR + 1.800%, 07/15/34 (144A) (a)	250,000	249,874
6.474%, 3M LIBOR + 6.350%, 07/15/34 (144A) (a)	250,000	245,270
Harvest CLO 2.050%, 10/20/32 (144A) (EUR)	250,000	283,289
Harvest CLO XXVI DAC 6.120%, 3M EURIBOR + 6.120%, 01/15/34 (EUR) (a)	250,000	274,857
Henley CLO DAC
1.350%, 3M EURIBOR + 1.350%, 04/25/34 (EUR) (a)	100,000	112,435
2.100%, 3M EURIBOR + 2.100%, 04/25/34 (144A) (EUR) (a)	250,000	284,639
Highbridge Loan Management, Ltd.
1.272%, 3M LIBOR + 1.140%, 04/20/34 (144A) (a)	1,160,000	1,158,107
1.302%, 3M LIBOR + 1.180%, 07/18/29 (144A) (a)	500,000	500,197
Home Partners of America Trust 3.799%, 12/17/26 (144A)	1,415,169	1,389,829
HPS Loan Management, Ltd. 1.140%, 3M LIBOR + 1.000%, 02/05/31 (144A) (a)	1,380,565	1,381,247
ICG U.S. CLO, Ltd. 1.264%, 3M LIBOR + 1.140%, 10/19/28 (144A) (a)	1,093,564	1,094,593

Asset-Backed - Other—(Continued)
Invesco Euro CLO V DAC 3.800%, 3M EURIBOR + 3.800%, 01/15/34 (EUR) (a)	100,000	114,009
Jamestown CLO XII, Ltd. 2.282%, 3M LIBOR + 2.150%, 04/20/32 (144A) (a)	260,000	261,912
Kayne CLO, Ltd.
1.204%, 3M LIBOR + 1.080%, 10/15/31 (144A) (a)	540,000	540,329
1.674%, 3M LIBOR + 1.550%, 04/15/32 (144A) (a)	250,000	250,013
2.874%, 3M LIBOR + 2.750%, 04/15/32 (144A) (a)	250,000	248,238
2.924%, 3M LIBOR + 2.800%, 04/25/32 (144A) (a)	250,000	250,318
Knollwood CDO, Ltd. 3.324%, 3M LIBOR + 3.200%, 01/10/39† (144A) (a)	1,032,585	103
LCM, Ltd.
1.172%, 3M LIBOR + 1.040%, 10/20/27 (144A) (a)	521,637	521,617
1.194%, 3M LIBOR + 1.070%, 04/15/31 (144A) (a)	250,000	249,937
1.202%, 3M LIBOR + 1.070%, 01/20/31 (144A) (a)	2,590,000	2,591,295
Legacy Mortgage Asset Trust 3.375%, 02/25/59 (144A) (a)	1,328,068	1,330,482
Lehman ABS Mortgage Loan Trust 0.192%, 1M LIBOR + 0.090%, 06/25/37 (144A) (a)	153,633	125,487
Lendmark Funding Trust
2.470%, 11/20/31 (144A)	290,000	291,673
3.090%, 04/20/32 (144A)	170,000	169,942
3.410%, 11/20/31 (144A)	220,000	223,573
5.050%, 11/20/31 (144A)	450,000	465,494
Litigation Fee Residual Funding LLC 4.000%, 10/30/27† (144A)	183,550	180,826
LoanCore Issuer, Ltd.
1.240%, 1M LIBOR + 1.130%, 05/15/28 (144A) (a)	150,769	150,693
1.410%, 1M LIBOR + 1.300%, 11/15/38 (144A) (a)	580,000	580,165
Loanpal Solar Loan, Ltd.
2.290%, 01/20/48 (144A)	1,028,454	1,028,012
2.750%, 07/20/47 (144A)	1,061,177	1,079,424
Logan CLO, Ltd. 1.313%, 3M LIBOR + 1.160%, 07/20/34 (144A) (a)	730,000	730,218
Long Beach Mortgage Loan Trust
0.262%, 1M LIBOR + 0.160%, 08/25/36 (a)	562,703	295,054
0.402%, 1M LIBOR + 0.300%, 06/25/36 (a)	506,028	318,175
Longfellow Place CLO, Ltd. 1.874%, 3M LIBOR + 1.750%, 04/15/29 (144A) (a)	250,000	249,739
Madison Park Euro Funding DAC 3.600%, 3M EURIBOR + 3.600%, 07/15/32 (144A) (EUR) (a)	250,000	284,550
Madison Park Euro Funding XVI DAC
3.200%, 3M EURIBOR + 3.200%, 05/25/34 (144A) (EUR) (a)	250,000	284,607
6.020%, 3M EURIBOR + 6.020%, 05/25/34 (144A) (EUR) (a)	250,000	277,322
Madison Park Funding, Ltd.
1.048%, 3M LIBOR + 0.920%, 01/22/28 (144A) (a)	1,033,946	1,033,615
1.061%, 3M LIBOR + 0.940%, 10/21/30 (144A) (a)	5,000,000	4,984,495
1.074%, 3M LIBOR + 0.950%, 04/19/30 (144A) (a)	1,308,415	1,307,297
1.122%, 3M LIBOR + 0.990%, 04/20/32 (144A) (a)	550,000	549,862
1.142%, 3M LIBOR + 1.010%, 01/20/29 (144A) (a)	1,547,329	1,547,456
1.194%, 3M LIBOR + 1.070%, 07/15/33 (144A) (a)	350,000	349,912
1.244%, 3M LIBOR + 1.120%, 07/15/34 (144A) (a)	790,000	789,560
1.254%, 3M LIBOR + 1.120%, 07/17/34 (144A) (a)	860,000	859,025

See accompanying notes to financial statements.

BHFTII-27

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2021

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Other—(Continued)
Madison Park Funding, Ltd.
1.499%, 3M LIBOR + 1.200%, 07/29/30 (144A) (a)	2,030,000	$2,030,475
1.774%, 3M LIBOR + 1.650%, 04/25/29 (144A) (a)	250,000	250,000
2.135%, 3M LIBOR + 2.000%, 07/27/31 (144A) (a)	250,000	249,874
6.369%, 3M LIBOR + 6.250%, 10/19/34 (144A) (a)	250,000	250,039
Marble Point CLO, Ltd. 1.302%, 3M LIBOR + 1.180%, 12/18/30 (144A) (a)	580,000	580,313
Mariner CLO LLC 1.114%, 3M LIBOR + 0.990%, 07/23/29 (144A) (a)	302,969	302,767
Mariner Finance Issuance Trust
3.420%, 11/20/36 (144A)	100,000	99,753
3.510%, 07/20/32 (144A)	560,000	568,613
4.010%, 07/20/32 (144A)	490,000	496,373
4.680%, 11/20/36 (144A)	400,000	399,347
Merrill Lynch First Franklin Mortgage Loan Trust 0.342%, 1M LIBOR + 0.240%, 05/25/37 (a)	8,564,330	6,877,181
Mill City Solar Loan, Ltd. 3.690%, 07/20/43 (144A)	1,273,248	1,334,188
Mosaic Solar Loan Trust
2.100%, 04/20/46 (144A)	191,135	191,661
2.880%, 09/20/40 (144A)	146,327	150,501
MP CLO, Ltd. 1.382%, 3M LIBOR + 1.250%, 10/20/30 (144A) (a)	1,010,000	1,009,505
Neuberger Berman Loan Advisers CLO, Ltd.
1.065%, 3M LIBOR + 0.920%, 10/18/30 (144A) (a)	1,770,000	1,769,998
1.164%, 3M LIBOR + 1.040%, 04/15/34 (144A) (a)	440,000	440,365
1.222%, 3M LIBOR + 1.100%, 07/16/35 (144A) (a)	680,000	678,479
1.582%, 3M LIBOR + 1.450%, 07/20/31 (144A) (a)	250,000	250,003
Nomura Asset Acceptance Corp. Alternative Loan Trust 0.502%, 1M LIBOR + 0.400%, 10/25/36 (144A) (a)	99,733	125,476
OAK Hill European Credit Partners V Designated Activity Co. 1.900%, 3M EURIBOR + 1.900%, 01/21/35 (144A) (EUR) (a)	250,000	283,911
OCP CLO, Ltd.
1.121%, 3M LIBOR + 1.000%, 04/10/33 (144A) (a)	250,000	249,938
1.205%, 3M LIBOR + 1.080%, 04/26/31 (144A) (a)	160,000	160,047
1.222%, 3M LIBOR + 1.090%, 07/20/32 (144A) (a)	500,000	499,874
1.242%, 3M LIBOR + 1.120%, 10/18/28 (144A) (a)	2,134,254	2,134,241
1.296%, 3M LIBOR + 1.180%, 12/02/34 (144A) (a)	330,000	329,721
1.525%, 3M LIBOR + 1.400%, 04/26/31 (144A) (a)	180,000	180,321
2.024%, 3M LIBOR + 1.900%, 04/24/29 (144A) (a)	911,000	911,013
2.110%, 3M LIBOR + 1.950%, 11/20/30 (144A) (a)	250,000	250,013
6.524%, 3M LIBOR + 6.400%, 07/15/27 (144A) (a)	250,000	248,451
OCP Euro CLO DAC
1.700%, 3M EURIBOR + 1.700%, 09/22/34 (144A) (EUR) (a)	570,000	650,242
3.200%, 3M EURIBOR + 3.200%, 09/22/34 (144A) (EUR) (a)	250,000	282,335
5.940%, 3M EURIBOR + 5.940%, 09/22/34 (144A) (EUR) (a)	400,000	449,633
5.940%, 3M EURIBOR + 5.940%, 09/22/34 (EUR) (a)	250,000	281,021
Octagon 54, Ltd. 3.183%, 3M LIBOR + 3.050%, 07/15/34 (144A) (a)	250,000	250,701
Octagon Investment Partners, Ltd.
1.082%, 3M LIBOR + 0.960%, 04/16/31 (144A) (a)	2,210,000	2,207,032

Asset-Backed - Other—(Continued)
Octagon Investment Partners, Ltd.
1.124%, 3M LIBOR + 1.000%, 01/25/31 (144A) (a)	3,670,000	3,671,894
1.142%, 3M LIBOR + 1.020%, 07/17/30 (144A) (a)	3,370,000	3,371,132
1.282%, 3M LIBOR + 1.150%, 07/20/34 (144A) (a)	1,920,000	1,917,821
1.322%, 3M LIBOR + 1.190%, 01/20/31 (144A) (a)	250,000	249,871
1.474%, 3M LIBOR + 1.350%, 07/19/30 (144A) (a)	250,000	250,033
1.704%, 3M LIBOR + 1.580%, 07/25/30 (144A) (a)	250,000	250,485
1.830%, 3M LIBOR + 1.700%, 04/21/31 (144A) (a)	560,000	559,579
OHA Credit Funding, Ltd.
1.272%, 3M LIBOR + 1.140%, 07/02/35 (144A) (a)	550,000	549,999
1.278%, 3M LIBOR + 1.150%, 10/22/36 (144A) (a)	250,000	249,795
1.280%, 3M LIBOR + 1.150%, 04/21/34 (144A) (a)	2,340,000	2,340,300
1.782%, 3M LIBOR + 1.650%, 07/02/35 (144A) (a)	343,000	341,564
OHA Loan Funding, Ltd.
1.204%, 3M LIBOR + 1.040%, 05/23/31 (144A) (a)	5,670,000	5,670,238
1.360%, 3M LIBOR + 1.150%, 01/19/37 (144A) (a)	500,000	500,099
OneMain Financial Issuance Trust
2.220%, 06/16/36 (144A)	100,000	98,530
2.470%, 06/16/36 (144A)	150,000	147,590
3.140%, 10/14/36 (144A)	3,280,000	3,452,172
3.840%, 05/14/32 (144A)	2,332,000	2,384,721
Oportun Issuance Trust
1.960%, 05/08/31 (144A)	170,000	169,285
2.180%, 10/08/31 (144A)	2,500,000	2,484,195
2.670%, 10/08/31 (144A)	1,191,000	1,181,493
3.610%, 10/08/31 (144A)	383,000	380,007
3.650%, 05/08/31 (144A)	100,000	100,095
Owl Rock CLO VI, Ltd. 1.572%, 3M LIBOR + 1.450%, 06/21/32 (144A) (a)	250,000	249,937
OZLM Funding, Ltd. 1.378%, 3M LIBOR + 1.250%, 10/22/30 (144A) (a)	10,503,398	10,500,751
OZLM XXII, Ltd. 1.192%, 3M LIBOR + 1.070%, 01/17/31 (144A) (a)	249,683	248,815
OZLM, Ltd.
1.144%, 3M LIBOR + 1.020%, 04/15/31 (144A) (a)	520,000	519,869
2.032%, 3M LIBOR + 1.900%, 01/20/31 (144A) (a)	320,000	317,956
Palmer Square CLO, Ltd.
1.124%, 3M LIBOR + 1.000%, 10/17/31 (144A) (a)	560,000	558,454
1.152%, 3M LIBOR + 1.030%, 04/18/31 (144A) (a)	1,040,000	1,041,433
1.214%, 3M LIBOR + 1.080%, 11/15/31 (144A) (a)	250,000	249,918
1.222%, 3M LIBOR + 1.100%, 07/16/31 (144A) (a)	1,240,000	1,240,451
1.252%, 3M LIBOR + 1.130%, 01/17/31 (144A) (a)	1,312,000	1,312,366
1.290%, 3M LIBOR + 1.130%, 05/21/34 (144A) (a)	4,195,000	4,194,987
1.383%, 3M LIBOR + 1.150%, 01/15/35 (144A) (a)	250,000	250,100
1.860%, 3M LIBOR + 1.700%, 05/21/34 (144A) (a)	250,000	249,999
5.722%, 3M LIBOR + 5.600%, 07/16/31 (144A) (a)	250,000	245,105
Palmer Square Loan Funding, Ltd.
1.510%, 3M LIBOR + 1.350%, 02/20/28 (144A) (a)	980,000	976,671
1.532%, 3M LIBOR + 1.400%, 01/20/27 (144A) (a)	718,000	721,268
1.682%, 3M LIBOR + 1.550%, 04/20/28 (144A) (a)	1,120,000	1,121,248
4.406%, 3M LIBOR + 4.250%, 11/15/26 (144A) (a)	250,000	249,692
5.128%, 3M LIBOR + 5.000%, 10/15/29 (144A) (a)	270,000	266,752
5.510%, 3M LIBOR + 5.350%, 08/20/27 (144A) (a)	250,000	249,622
6.024%, 3M LIBOR + 5.900%, 10/24/27 (144A) (a)	262,000	262,309
6.882%, 3M LIBOR + 6.750%, 04/20/27 (144A) (a)	250,000	250,276

See accompanying notes to financial statements.

BHFTII-28

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2021

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Other—(Continued)
Parallel Ltd. 1.882%, 3M LIBOR + 1.750%, 07/20/27 (144A) (a)	350,000	$347,973
Park Avenue Institutional Advisers CLO, Ltd.
1.396%, 3M LIBOR + 1.240%, 02/14/34 (144A) (a)	1,050,000	1,049,734
1.706%, 3M LIBOR + 1.550%, 02/14/34 (144A) (a)	730,000	729,631
7.432%, 3M LIBOR + 7.300%, 01/20/34 (144A) (a)	250,000	243,339
Penta CLO DAC
0.850%, 3M EURIBOR + 0.850%, 07/25/36 (144A) (EUR) (a)	530,000	598,565
5.930%, 3M EURIBOR + 5.930%, 01/15/34 (144A) (EUR) (a)	250,000	277,144
Pikes Peak CLO
1.304%, 3M LIBOR + 1.180%, 07/24/31 (144A) (a)	250,000	250,153
1.322%, 3M LIBOR + 1.170%, 07/20/34 (144A) (a)	1,180,000	1,179,700
Post CLO, Ltd. 3.072%, 3M LIBOR + 2.950%, 04/16/31 (144A) (a)	250,000	250,577
Preston Ridge Partners Mortgage LLC 2.951%, 10/25/25 (144A) (m)	1,309,204	1,305,921
Pretium Mortgage Credit Partners I LLC 2.487%, 07/25/51 (144A) (m)	2,642,000	2,637,725
Prima Capital CRE Securitization, Ltd.
4.000%, 08/24/40 (144A)	1,740,000	1,723,921
4.000%, 08/24/49 (144A)	260,000	254,359
Progress Residential Trust
2.757%, 04/17/38 (144A)	500,000	486,783
3.395%, 04/19/38 (144A)	967,000	959,392
3.407%, 05/17/38 (144A)	1,340,000	1,321,627
3.436%, 05/17/26 (144A)	1,070,000	1,061,232
3.666%, 12/17/38 (144A)	348,000	350,114
4.053%, 11/17/40 (144A)	221,000	217,658
4.608%, 12/17/38 (144A)	1,406,000	1,418,414
Race Point CLO, Ltd. 1.064%, 3M LIBOR + 0.940%, 10/15/30 (144A) (a)	789,000	788,620
Rad CLO 15, Ltd.
1.337%, 3M LIBOR + 1.090%, 01/20/34 (144A) (a)	250,000	249,936
6.447%, 3M LIBOR + 6.200%, 01/20/34 (144A) (a)	250,000	249,348
Regatta VI Funding, Ltd. 1.292%, 3M LIBOR + 1.160%, 04/20/34 (144A) (a)	760,000	759,581
Regatta VII Funding, Ltd. 1.364%, 3M LIBOR + 1.150%, 06/20/34 (144A) (a)	280,000	279,777
Regatta XVI Funding, Ltd. 2.174%, 3M LIBOR + 2.050%, 01/15/33 (144A) (a)	250,000	249,936
Regional Management Issuance Trust
3.050%, 11/15/28 (144A)	2,222,704	2,230,538
3.875%, 10/17/33 (j) (k)	3,710,000	3,682,175
Republic Finance Issuance Trust
2.300%, 12/22/31 (144A)	2,250,000	2,247,785
2.800%, 12/22/31 (144A)	500,000	498,387
3.530%, 12/22/31 (144A)	170,000	169,449
Riserva CLO, Ltd. 1.182%, 3M LIBOR + 1.060%, 01/18/34 (144A) (a)	940,000	938,791
Rockfield Park CLO DAC 5.950%, 3M EURIBOR + 5.950%, 07/16/34 (EUR) (a)	250,000	275,994
Rockford Tower CLO, Ltd.
1.232%, 3M LIBOR + 1.100%, 04/20/34 (144A) (a)	1,856,000	1,848,856
1.302%, 3M LIBOR + 1.170%, 07/20/34 (144A) (a)	1,260,000	1,259,997

Asset-Backed - Other—(Continued)
Rockford Tower CLO, Ltd.
1.322%, 3M LIBOR + 1.190%, 10/20/30 (144A) (a)	3,405,000	3,406,767
1.624%, 3M LIBOR + 1.500%, 10/15/29 (144A) (a)	1,781,000	1,781,075
1.782%, 3M LIBOR + 1.650%, 04/20/34 (144A) (a)	1,160,000	1,150,109
1.810%, 3M LIBOR + 1.650%, 08/20/32 (144A) (a)	250,000	249,854
2.974%, 3M LIBOR + 2.850%, 10/15/29 (144A) (a)	939,000	933,363
Rockford Tower Europe CLO DAC
1.850%, 3M EURIBOR + 1.850%, 12/20/31 (EUR) (a)	407,000	463,918
5.360%, 3M EURIBOR + 5.360%, 12/20/31 (144A) (EUR) (a)	270,000	299,400
Romark CLO, Ltd.
3.350%, 3M LIBOR + 3.200%, 07/10/34 (144A) (a)	310,000	308,113
5.150%, 3M LIBOR + 5.000%, 07/10/34 (144A) (a)	250,000	249,867
Romark WM-R, Ltd. 1.162%, 3M LIBOR + 1.030%, 04/20/31 (144A) (a)	247,404	247,476
RR 1 LLC 1.274%, 3M LIBOR + 1.150%, 07/15/35 (144A) (a)	1,620,000	1,620,246
RR, Ltd.
1.214%, 3M LIBOR + 1.090%, 01/15/30 (144A) (a)	860,000	859,139
1.774%, 3M LIBOR + 1.650%, 10/15/31 (144A) (a)	250,000	250,014
RRE 2 Loan Management DAC 0.860%, 3M EURIBOR + 0.860%, 07/15/35 (144A) (EUR) (a)	1,630,000	1,838,260
RRE 5 Loan Management DAC 1.750%, 3M EURIBOR + 1.750%, 01/15/37 (144A) (EUR) (a)	390,000	442,563
RRE 9 Loan Management DAC 1.700%, 3M EURIBOR + 1.700%, 10/15/36 (144A) (EUR) (a)	560,000	633,604
Service Experts Issuer LLC 2.670%, 02/02/32 (144A)	1,249,019	1,245,222
SG Mortgage Securities Trust 0.312%, 1M LIBOR + 0.210%, 10/25/36 (a)	570,000	480,463
Signal Peak CLO LLC
1.624%, 3M LIBOR + 1.500%, 07/23/29 (144A) (a)	522,000	523,777
1.632%, 3M LIBOR + 1.500%, 04/20/29 (144A) (a)	1,412,000	1,412,058
2.174%, 3M LIBOR + 2.050%, 07/23/29 (144A) (a)	1,015,000	1,006,833
Signal Peak CLO, Ltd.
1.282%, 3M LIBOR + 1.160%, 04/17/34 (144A) (a)	3,750,000	3,755,096
1.922%, 3M LIBOR + 1.800%, 04/17/34 (144A) (a)	490,000	489,754
Silver Creek CLO, Ltd. 1.372%, 3M LIBOR + 1.240%, 07/20/30 (144A) (a)	1,803,262	1,803,408
Sixth Street CLO, Ltd 1.235%, 3M LIBOR + 1.100%, 07/20/34 (144A) (a)	2,890,000	2,883,500
Sound Point CLO XXIII 1.294%, 3M LIBOR + 1.170%, 07/15/34 (144A) (a)	4,840,000	4,839,990
Sound Point CLO XXVIII, Ltd. 1.404%, 3M LIBOR + 1.280%, 01/25/32 (144A) (a)	350,000	351,135
Sound Point CLO, Ltd.
1.024%, 3M LIBOR + 0.900%, 01/23/29 (144A) (a)	250,000	250,003
1.195%, 3M LIBOR + 1.070%, 01/26/31 (144A) (a)	500,000	499,874
2.182%, 3M LIBOR + 2.050%, 10/20/28 (144A) (a)	780,000	779,891
3.482%, 3M LIBOR + 3.350%, 07/20/34 (144A) (a)	250,000	249,622
Soundview Home Loan Trust 0.897%, 1M LIBOR + 0.795%, 01/25/35 (a)	16,138	15,653

See accompanying notes to financial statements.

BHFTII-29

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2021

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Other—(Continued)
St Paul’s CLO VI DAC
2.600%, 3M EURIBOR + 2.600%, 05/20/34 (144A) (EUR) (a)	470,000	$536,328
3.300%, 3M EURIBOR + 3.300%, 05/20/34 (144A) (EUR) (a)	500,000	570,448
Steele Creek CLO, Ltd. 1.374%, 3M LIBOR + 1.250%, 10/15/30 (144A) (a)	670,000	669,831
Symphony CLO, Ltd.
1.212%, 3M LIBOR + 1.080%, 04/20/33 (144A) (a)	398,000	397,900
1.775%, 3M LIBOR + 1.600%, 01/15/34 (144A) (a)	250,000	249,451
TCI-Flatiron CLO, Ltd. 1.118%, 3M LIBOR + 0.960%, 11/18/30 (144A) (a)	680,000	679,000
TCW CLO AMR, Ltd.
1.375%, 3M LIBOR + 1.220%, 08/16/34 (144A) (a)	250,000	249,999
TIAA CLO, Ltd. 1.272%, 3M LIBOR + 1.150%, 01/16/31 (144A) (a)	571,000	570,857
TICP CLO, Ltd.
1.244%, 3M LIBOR + 1.120%, 01/15/34 (144A) (a)	820,000	818,962
1.294%, 3M LIBOR + 1.170%, 07/15/34 (144A) (a)	250,000	250,115
1.624%, 3M LIBOR + 1.500%, 01/15/34 (144A) (a)	1,050,000	1,049,473
7.174%, 3M LIBOR + 7.050%, 04/15/33 (144A) (a)	500,000	500,461
Towd Point Mortgage Trust 4.500%, 11/25/58 (144A) (a)	1,266,736	1,266,986
Trestles CLO, Ltd.
Zero Coupon, 3M LIBOR + 1.170%, 10/20/34 (144A) (a)	1,190,000	1,190,218
1.294%, 3M LIBOR + 1.170%, 07/21/34 (144A) (a)	1,170,000	1,169,995
1.462%, 3M LIBOR + 1.330%, 01/20/33 (144A) (a)	1,170,000	1,169,699
1.982%, 3M LIBOR + 1.850%, 01/20/33 (144A) (a)	520,000	520,283
3.024%, 3M LIBOR + 2.900%, 04/25/32 (144A) (a)	250,000	249,872
Tricon American Homes Trust
4.564%, 05/17/37 (144A)	260,000	266,124
4.960%, 05/17/37 (144A)	180,000	186,927
Tricon Residential Trust
3.692%, 07/17/38 (144A)	795,000	781,986
4.133%, 07/17/38 (144A)	639,000	627,193
Trinitas CLO, Ltd.
1.522%, 3M LIBOR + 1.400%, 10/18/31 (144A) (a)	160,000	160,000
2.124%, 3M LIBOR + 2.000%, 01/25/34 (144A) (a)	560,000	558,490
2.224%, 3M LIBOR + 2.100%, 04/15/32 (144A) (a)	250,000	249,875
3.124%, 3M LIBOR + 3.000%, 01/25/34 (144A) (a)	400,000	405,430
Upstart Pass-Through Trust
2.000%, 07/20/27 (144A)	308,547	305,843
Venture CLO, Ltd. 1.192%, 3M LIBOR + 1.070%, 07/18/31 (144A) (a)	420,000	420,136
VOLT CVI LLC 2.734%, 12/26/51 (144A) (m)	2,600,000	2,597,392
Voya CLO, Ltd.
1.094%, 3M LIBOR + 0.970%, 07/23/27 (144A) (a)	313,381	313,261
1.172%, 3M LIBOR + 1.040%, 04/20/34 (144A) (a)	357,000	356,910
1.184%, 3M LIBOR + 1.060%, 04/15/31 (144A) (a)	1,989,000	1,988,763
1.254%, 3M LIBOR + 1.130%, 10/15/30 (144A) (a)	1,020,000	1,020,054
2.774%, 3M LIBOR + 2.650%, 07/25/26 (144A) (a)	360,000	359,730
Voya Euro CLO DAC
0.960%, 3M EURIBOR + 0.960%, 07/15/35 (144A) (EUR) (a)	1,030,000	1,169,004

Asset-Backed - Other—(Continued)
Voya Euro CLO DAC
1.750%, 3M EURIBOR + 1.750%, 04/15/35 (144A) (EUR) (a)	340,000	385,842
3.100%, 3M EURIBOR + 3.100%, 04/15/35 (144A) (EUR) (a)	250,000	279,646
5.810%, 3M EURIBOR + 5.810%, 04/15/35 (144A) (EUR) (a)	250,000	271,637
Washington Mutual Asset-Backed Certificates Trust
0.257%, 1M LIBOR + 0.155%, 10/25/36 (a)	608,129	524,408
0.462%, 1M LIBOR + 0.360%, 09/25/36 (a)	1,866,563	752,333
Whitebox CLO, Ltd.
3.174%, 3M LIBOR + 3.050%, 07/24/32 (144A) (a)	500,000	496,266
3.471%, 3M LIBOR + 3.350%, 10/15/34 (144A) (a)	250,000	247,098
6.524%, 3M LIBOR + 6.400%, 07/24/32 (144A) (a)	250,000	247,990
6.971%, 3M LIBOR + 6.850%, 10/15/34 (144A) (a)	250,000	246,528
Woodmont Trust 1.802%, 3M LIBOR + 1.670%, 04/20/33 (144A) (a)	1,570,000	1,569,603
York CLO, Ltd.
1.382%, 3M LIBOR + 1.250%, 10/20/29 (144A) (a)	630,000	630,852
1.882%, 3M LIBOR + 1.750%, 10/20/29 (144A) (a)	850,000	856,048

		404,452,911

Asset-Backed - Student Loan—0.9%
College Avenue Student Loans LLC
2.420%, 06/25/52 (144A)	190,000	187,648
2.720%, 06/25/52 (144A)	100,000	99,145
4.110%, 07/26/55 (144A)	100,000	100,258
Navient Private Education Refi Loan Trust
1.010%, 1M LIBOR + 0.900%, 11/15/68 (144A) (a)	470,371	473,581
2.610%, 04/15/60 (144A)	280,000	281,073
2.690%, 07/15/69 (144A)	450,000	453,489
3.480%, 04/15/60 (144A)	710,000	718,909
4.000%, 04/15/60 (144A)	230,000	228,432
Nelnet Student Loan Trust
2.530%, 04/20/62 (144A)	2,830,000	2,791,649
2.680%, 04/20/62 (144A)	3,120,000	3,106,617
2.850%, 04/20/62 (144A)	3,661,000	3,663,031
2.900%, 04/20/62 (144A)	1,640,000	1,652,880
3.360%, 04/20/62 (144A)	110,000	110,582
3.500%, 04/20/62 (144A)	170,000	171,781
3.570%, 04/20/62 (144A)	870,000	869,410
3.750%, 04/20/62 (144A)	2,130,000	2,148,028
4.380%, 04/20/62 (144A)	100,000	101,584
4.440%, 04/20/62 (144A)	160,000	163,156
4.750%, 04/20/62 (144A)	260,000	259,835
4.930%, 04/20/62 (144A)	860,000	870,582
Prodigy Finance DAC
1.352%, 1M LIBOR + 1.250%, 07/25/51 (144A) (a)	1,176,149	1,175,869
2.602%, 1M LIBOR + 2.500%, 07/25/51 (144A) (a)	250,000	250,730
Scholar Funding Trust 0.753%, 1M LIBOR + 0.650%, 01/30/45 (144A) (a)	3,337,235	3,326,633
SLM Private Credit Student Loan Trust 0.533%, 3M LIBOR + 0.330%, 03/15/24 (a)	732,243	731,085
SLM Private Education Loan Trust 4.860%, 1M LIBOR + 4.750%, 10/15/41 (144A) (a)	3,372,000	3,755,381

See accompanying notes to financial statements.

BHFTII-30

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2021

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Student Loan—(Continued)
SMB Private Education Loan Trust
2.300%, 01/15/53 (144A)	150,000	$150,337
2.310%, 01/15/53 (144A)	760,000	753,428
2.990%, 01/15/53 (144A)	2,040,000	2,033,476
3.000%, 01/15/53 (144A)	120,000	119,557
3.500%, 12/17/40 (144A)	1,340,000	1,365,237
3.860%, 01/15/53 (144A)	1,560,000	1,543,257
3.930%, 01/15/53 (144A)	100,000	99,849

		33,756,509

Total Asset-Backed Securities (Cost $472,717,863)		474,056,835

Mortgage-Backed Securities—6.4%

Collateralized Mortgage Obligations—2.4%
Agate Bay Mortgage Trust
3.541%, 06/25/45 (144A) (a)	104,000	100,832
3.563%, 01/25/45 (144A) (a)	130,000	127,161
3.563%, 04/25/45 (144A) (a)	150,000	146,781
Ajax Mortgage Loan Trust 1.875%, 06/25/61 (144A) (a)	8,877,815	8,765,477
Alternative Loan Trust
0.294%, 1M LIBOR + 0.190%, 03/20/47 (a)	1,119,965	965,183
0.304%, 1M LIBOR + 0.200%, 07/20/46 (a)	1,898,293	1,482,319
0.382%, 1M LIBOR + 0.280%, 04/25/47 (a)	530,986	485,650
0.452%, 1M LIBOR + 0.350%, 06/25/35 (a)	1,036,380	877,986
0.482%, 1M LIBOR + 0.380%, 10/25/46 (a)	702,095	682,883
0.562%, 1M LIBOR + 0.460%, 11/25/36 (a)	529,814	518,349
0.702%, 1M LIBOR + 0.600%, 01/25/36 (a)	347,115	332,675
1.812%, 12M MTA + 1.730%, 11/25/46 (a)	1,860,818	1,610,933
5.500%, 04/25/37	607,197	425,263
6.000%, 04/25/37	98,535	61,560
6.000%, 05/25/37	2,195,471	1,415,728
American Home Mortgage Assets Trust
1.002%, 12M MTA + 0.920%, 11/25/46 (a)	249,867	100,180
1.022%, 12M MTA + 0.940%, 10/25/46 (a)	369,875	300,444
APS Resecuritization Trust
2.702%, 1M LIBOR + 2.600%, 04/27/47 (144A) (a)	56,403	56,393
2.952%, 1M LIBOR + 2.850%, 09/27/46 (144A) (a)	1,093,972	1,093,980
Ari Investments LLC 2.986%, 01/06/25	729,375	725,728
Barclays Mortgage Trust 2.000%, 12/27/60 (144A) (m)	4,854,000	4,808,372
Bear Stearns Asset-Backed Securities Trust
6.250%, 12/25/35 (m)	1,423,920	1,261,600
6.250%, 02/25/36 (m)	2,198,530	1,912,888
Chase Mortgage Finance Trust 6.000%, 12/25/37	6,635,439	3,968,298
CHL Mortgage Pass-Through Trust 1.042%, 12M MTA + 0.960%, 04/25/46 (a)	3,365,559	1,287,549
Connecticut Avenue Securities Trust 3.150%, SOFR30A + 3.100%, 10/25/41 (144A) (a)	2,090,448	2,112,033
5.550%, SOFR30A + 5.500%, 12/25/41 (144A) (a)	267,000	267,827

Collateralized Mortgage Obligations—(Continued)
Credit Suisse Mortgage Capital Certificates
2.436%, 02/25/61 (144A) (a)	2,093,869	2,093,943
6.500%, 10/27/37 (144A)	2,614,744	1,425,738
CSFB Mortgage-Backed Pass-Through Certificates 1.452%, 1M LIBOR + 1.350%, 11/25/35 (a)	421,580	76,206
Deutsche ALT-A Securities Mortgage Loan Trust 0.272%, 1M LIBOR + 0.170%, 08/25/47 (a)	325,310	352,359
Deutsche ALT-A Securities, Inc. Alternate Loan Trust 0.592%, 1M LIBOR + 0.500%, 01/27/37 (144A) (a)	8,273	8,267
Fannie Mae Connecticut Avenue Securities
3.350%, SOFR30A + 3.300%, 11/25/41 (144A) (a)	674,580	679,626
Freddie Mac STACR REMIC Trust
3.400%, SOFR + 3.350%, 09/25/41 (144A) (a)	809,072	805,043
3.450%, SOFR + 3.400%, 10/25/41 (144A) (a)	3,541,000	3,563,201
3.550%, SOFR + 3.500%, 10/25/33 (144A) (a)	1,148,271	1,189,632
7.050%, SOFR + 7.000%, 12/25/41 (144A) (a)	377,000	381,094
GreenPoint Mortgage Funding Trust 2.082%, 12M MTA + 2.000%, 03/25/36 (a)	134,172	133,449
GS Mortgage-Backed Securities Corp. 4.401%, 11/25/49 (144A) (a)	255,896	265,583
GSR Mortgage Loan Trust 6.000%, 07/25/37	388,712	327,133
HarborView Mortgage Loan Trust 0.309%, 1M LIBOR + 0.205%, 12/19/36 (a)	2,420,439	2,270,656
Impac Secured Assets Trust 0.442%, 1M LIBOR + 0.340%, 11/25/36 (a)	206,995	191,528
IndyMac INDX Mortgage Loan Trust
0.282%, 1M LIBOR + 0.180%, 01/25/37 (a)	426,664	432,514
2.968%, 09/25/37 (a)	688,410	540,971
JPMorgan Alternative Loan Trust
0.522%, 1M LIBOR + 0.420%, 03/25/37 (a)	836,354	854,202
3.235%, 05/25/37 (a)	173,528	161,232
JPMorgan Mortgage Trust
0.274%, 02/25/52 (144A) (a) (b)	10,203,979	91,729
0.500%, 02/25/52 (144A) (a) (b)	10,204,863	201,626
2.500%, 12/25/51 (144A) (a)	9,172,949	9,172,591
2.500%, 02/25/52 (144A) (a)	7,963,295	7,974,233
3.222%, 02/25/52 (144A) (a)	131,494	70,918
3.274%, 02/25/52 (144A) (a)	1,007,204	1,017,227
6.500%, 08/25/36	191,360	103,191
Legacy Mortgage Asset Trust
1.750%, 04/25/61 (144A) (m)	3,667,855	3,635,884
2.734%, 01/25/60 (144A) (m)	448,575	450,777
MASTR Resecuritization Trust 0.526%, 08/25/37 (144A) (a)	275,137	151,032
Merrill Lynch Mortgage Investors Trust 2.788%, 05/25/36 (a)	631,147	535,176
MFA Trust 3.514%, 04/25/65 (144A) (a)	540,000	538,885
Mortgage Loan Resecuritization Trust 0.439%, 1M LIBOR + 0.340%, 04/16/36 (144A) (a)	1,117,661	1,050,244
New Residential Mortgage Loan Trust 4.250%, 12/25/57 (144A) (a)	305,567	318,735

See accompanying notes to financial statements.

BHFTII-31

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2021

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Collateralized Mortgage Obligations—(Continued)
New York Mortgage Trust, Inc. 2.944%, 10/25/60 (144A) (a)	2,562,359	$2,557,397
Nomura Asset Acceptance Corp. Alternative Loan Trust 7.134%, 05/25/36 (m)	229,296	69,905
Provident Funding Mortgage Trust 4.602%, 1M LIBOR + 4.500%, 02/25/55 (144A) (a)	380,000	377,659
RFMSI Trust 4.439%, 08/25/36 (a)	937,759	749,964
RMF Buyout Issuance Trust 3.690%, 11/25/31 (144A) (a)	509,000	507,945
Seasoned Credit Risk Transfer Trust
Zero Coupon, 07/25/56 (144A) (n)	795,668	268,203
1.807%, 07/25/56 (144A) (a) (b)	1,075,540	105,667
5.159%, 05/25/57 (a)	160,957	92,315
Seasoned Loans Structured Transaction Trust 4.750%, 09/25/60 (144A) (a)	2,550,000	2,610,079
Sequoia Mortgage Trust 2.729%, 07/20/37 (a)	218,451	195,791
Structured Adjustable Rate Mortgage Loan Trust
2.908%, 04/25/36 (a)	209,808	153,124
3.083%, 04/25/47 (a)	661,175	413,369
Structured Asset Mortgage Investments Trust
0.482%, 1M LIBOR + 0.380%, 06/25/36 (a)	864,106	815,593
0.522%, 1M LIBOR + 0.420%, 05/25/46 (a)	180,307	160,878
0.562%, 1M LIBOR + 0.460%, 02/25/36 (a)	1,181,438	1,112,851
TVC Mortgage Trust 3.474%, 09/25/24 (144A)	390,000	391,280
Verus Securitization Trust 2.601%, 05/25/65 (144A) (a)	391,000	389,229
VISIO Trust 3.910%, 11/25/54 (144A) (a)	169,000	173,035
Vista Point Securitization Trust 4.900%, 04/25/65 (144A) (a)	100,000	101,978
Voyager OPTONE Delaware Trust
22.686%, 02/25/38 (144A) (a) (b)	3,152,396	981,111
WaMu Mortgage Pass-Through Certificates Trust 0.832%, 12M MTA + 0.750%, 06/25/47 (a)	483,649	467,510

		89,653,580

Commercial Mortgage-Backed Securities—4.0%
1211 Avenue of the Americas Trust 4.142%, 08/10/35 (144A) (a)	230,000	230,038
ACEN Mortgage Trust 3.210%, 1M LIBOR + 3.100%, 04/15/34 (144A) (a)	453,000	451,592
Arbor Multifamily Mortgage Securities Trust 1.750%, 05/15/53 (144A)	126,000	107,039
Ashford Hospitality Trust, Inc. 2.210%, 1M LIBOR + 2.100%, 04/15/35 (144A) (a)	138,000	136,485
Atrium Hotel Portfolio Trust
2.060%, 1M LIBOR + 1.950%, 12/15/36 (144A) (a)	1,540,000	1,501,322
3.160%, 1M LIBOR + 3.050%, 12/15/36 (144A) (a)	178,038	168,206
BAMLL Commercial Mortgage Securities Trust
1.510%, 1M LIBOR + 1.400%, 11/15/33 (144A) (a)	510,000	499,209
1.610%, 1M LIBOR + 1.500%, 11/15/32 (144A) (a)	300,000	263,133
2.110%, 1M LIBOR + 2.000%, 11/15/32 (144A) (a)	630,000	521,703
3.596%, 04/14/33 (144A) (a)	250,000	249,267

Commercial Mortgage-Backed Securities—(Continued)
Banc of America Commercial Mortgage Trust
0.626%, 02/15/50 (a) (b)	4,070,000	123,781
1.283%, 02/15/50 (144A) (a) (b)	2,000,000	114,860
BANK
0.362%, 09/15/62 (a) (b)	8,619,000	233,312
2.643%, 04/15/54	320,000	331,684
Barclays Commercial Mortgage Trust
0.832%, 1M LIBOR + 0.722%, 03/15/37 (144A) (a)	280,000	276,850
1.340%, 05/15/52 (a) (b)	2,360,609	195,184
Bayview Commercial Asset Trust
0.352%, 1M LIBOR + 0.250%, 10/25/36 (144A) (a)	119,364	115,435
0.372%, 1M LIBOR + 0.270%, 03/25/37 (144A) (a)	171,386	164,418
0.402%, 1M LIBOR + 0.300%, 10/25/36 (144A) (a)	121,458	117,698
0.552%, 1M LIBOR + 0.450%, 01/25/36 (144A) (a)	80,380	77,280
0.642%, 1M LIBOR + 0.540%, 04/25/36 (144A) (a)	91,268	86,976
0.777%, 1M LIBOR + 0.675%, 01/25/36 (144A) (a)	59,839	57,833
1.602%, 1M LIBOR + 1.500%, 12/25/37 (144A) (a)	1,280,000	1,259,694
BB-UBS Trust
0.596%, 11/05/36 (144A) (a) (b)	85,480,000	1,431,183
4.026%, 11/05/36 (144A) (a)	330,000	281,344
BBCMS Mortgage Trust 3.610%, 1M LIBOR + 3.500%, 08/15/36 (144A) (a)	297,000	293,329
Bear Stearns Commercial Mortgage Securities Trust 5.430%, 01/12/45 (a)	200,451	198,827
Beast Mortgage Trust
1.210%, 1M LIBOR + 1.100%, 04/15/36 (144A) (a)	604,000	599,634
1.460%, 1M LIBOR + 1.350%, 04/15/36 (144A) (a)	751,000	745,573
1.710%, 1M LIBOR + 1.600%, 04/15/36 (144A) (a)	697,000	691,751
2.210%, 1M LIBOR + 2.100%, 04/15/36 (144A) (a)	589,000	584,565
3.010%, 1M LIBOR + 2.900%, 04/15/36 (144A) (a)	576,000	572,556
3.910%, 1M LIBOR + 3.800%, 04/15/36 (144A) (a)	641,000	639,743
5.012%, 1M LIBOR + 4.902%, 04/15/36 (144A) (a)	454,000	453,130
Benchmark Mortgage Trust
1.039%, 03/15/52 (a) (b)	3,581,622	223,266
1.110%, 04/15/54 (a) (b)	2,424,418	199,089
1.128%, 08/15/57 (a) (b)	12,637,453	842,729
1.277%, 02/15/54 (a) (b)	5,124,412	455,502
1.457%, 12/17/53 (a) (b)	1,238,171	127,532
BFLD Trust 3.810%, 1M LIBOR + 3.700%, 10/15/35 (144A) (a)	980,000	979,450
BHMS Mortgage Trust 1.360%, 1M LIBOR + 1.250%, 07/15/35 (144A) (a)	260,000	259,833
BPR Trust 3.710%, 1M LIBOR + 3.600%, 09/15/38 (144A) (a)	492,000	490,469
BWAY Mortgage Trust
3.446%, 03/10/33 (144A)	1,495,000	1,532,921
3.454%, 03/10/33 (144A)	1,847,304	1,933,105
3.633%, 03/10/33 (144A)	600,000	613,840
BX Commercial Mortgage Trust
1.020%, 1M LIBOR + 0.910%, 02/15/33 (144A) (a)	2,861,000	2,860,999
2.061%, 1M LIBOR + 1.951%, 03/15/37 (144A) (a)	193,579	193,160
2.110%, 1M LIBOR + 2.000%, 12/15/36 (144A) (a)	2,768,161	2,745,654
2.160%, 1M LIBOR + 2.050%, 11/15/35 (144A) (a)	399,000	397,998
2.260%, 1M LIBOR + 2.150%, 02/15/33 (144A) (a)	1,754,000	1,753,998
2.281%, 1M LIBOR + 2.171%, 10/15/36 (144A) (a)	936,000	924,260
2.354%, 1M LIBOR + 2.244%, 10/15/38 (144A) (a)	698,000	694,345

See accompanying notes to financial statements.

BHFTII-32

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2021

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Commercial Mortgage-Backed Securities—(Continued)
BX Commercial Mortgage Trust
2.360%, 1M LIBOR + 2.250%, 01/15/34 (144A) (a)	280,000	$277,859
2.410%, 1M LIBOR + 2.300%, 10/15/36 (144A) (a)	3,944,000	3,911,923
2.581%, 1M LIBOR + 2.471%, 03/15/37 (144A) (a)	445,232	441,035
2.610%, 1M LIBOR + 2.500%, 12/15/36 (144A) (a)	158,658	156,875
2.760%, 1M LIBOR + 2.650%, 10/15/36 (144A) (a)	3,802,050	3,761,587
2.843%, 03/09/44 (144A) (a)	1,167,000	1,196,547
2.920%, 1M LIBOR + 2.820%, 12/15/28 (144A) (a)	1,443,000	1,442,564
3.110%, 1M LIBOR + 3.000%, 01/15/34 (144A) (a)	430,000	428,377
3.110%, 1M LIBOR + 3.000%, 11/15/35 (144A) (a)	3,101,000	3,089,324
3.710%, 1M LIBOR + 3.600%, 11/15/32 (144A) (a)	1,078,789	1,078,464
4.360%, 1M LIBOR + 4.250%, 02/15/33 (144A) (a)	1,171,000	1,170,996
BX Trust
2.005%, 1M LIBOR + 1.895%, 10/15/36 (144A) (a)	344,000	342,492
2.510%, 1M LIBOR + 2.400%, 02/15/36† (144A) (a)	1,920,000	1,890,091
2.910%, 1M LIBOR + 2.800%, 06/15/38 (144A) (a)	2,050,354	2,031,077
3.110%, 1M LIBOR + 3.000%, 02/15/36† (144A) (a)	2,520,000	2,479,237
3.202%, 12/09/41 (144A)	168,000	176,831
3.252%, 1M LIBOR + 3.142%, 10/15/36 (144A) (a)	1,087,000	1,080,303
3.860%, 1M LIBOR + 3.750%, 06/15/38 (144A) (a)	1,810,000	1,787,515
4.076%, 12/09/41 (144A) (a)	3,534,000	3,567,439
4.143%, 1M LIBOR + 4.033%, 09/15/34 (144A) (a)	276,000	274,260
BXP Trust
2.776%, 01/15/44 (144A) (a)	454,000	418,436
3.552%, 08/13/37 (144A) (a)	760,000	755,269
CD Commercial Mortgage Trust
3.631%, 02/10/50	350,000	376,642
3.956%, 08/15/50 (a)	363,000	387,959
CFCRE Commercial Mortgage Trust
0.704%, 05/10/58 (a) (b)	2,370,000	69,506
4.690%, 02/15/33 (144A)	220,000	224,248
CFK Trust 4.637%, 01/15/39 (144A) (a)	728,000	776,880
CHC Commercial Mortgage Trust 1.610%, 1M LIBOR + 1.500%, 06/15/34 (144A) (a)	1,685,696	1,675,198
Citigroup Commercial Mortgage Trust
0.829%, 11/10/42 (144A) (a) (b)	7,730,000	474,971
4.731%, 05/10/36 (144A) (a)	1,107,000	1,128,912
4.888%, 04/15/49 (a)	10,000	10,286
Cold Storage Trust 2.875%, 1M LIBOR + 2.766%, 11/15/37 (144A) (a)	1,582,615	1,576,578
Commercial Mortgage Pass-Through Certificates Mortgage Trust
0.060%, 02/10/35 (144A) (a) (b)	60,958,000	174,949
1.001%, 03/10/46 (a) (b)	19,294,784	92,901
3.179%, 10/10/36 (144A) (a)	270,000	256,925
3.550%, 07/15/47	463,567	478,268
4.334%, 07/10/48 (a)	1,600,000	1,659,620
4.691%, 02/10/47 (a)	635,000	665,584
Credit Suisse Mortgage Capital Certificates Trust
1.060%, 1M LIBOR + 0.950%, 12/15/30 (144A) (a)	280,000	279,973
3.778%, 11/10/32 (144A) (a)	301,000	307,025
4.972%, 1M LIBOR + 4.862%, 10/15/37 (144A) (a)	750,000	758,202
Credit Suisse Mortgage Trust 3.610%, 1M LIBOR + 3.500%, 11/15/38 (144A) (a)	191,000	191,035
CSAIL Commercial Mortgage Trust
0.133%, 11/15/50 (a) (b)	3,940,000	54,280

Commercial Mortgage-Backed Securities—(Continued)
CSAIL Commercial Mortgage Trust
0.558%, 09/15/52 (a) (b)	4,150,000	151,020
1.361%, 09/15/52 (a) (b)	3,125,497	253,756
1.559%, 06/15/52 (a) (b)	7,124,322	672,890
3.000%, 03/15/52 (144A)	92,808	80,465
3.504%, 06/15/57	320,000	337,240
4.237%, 06/15/52 (a)	130,000	136,179
DBJPM Mortgage Trust
1.000%, 06/10/50 (a) (b)	2,060,000	94,422
3.276%, 05/10/49	240,000	252,418
DBUBS Mortgage Trust
3.452%, 10/10/34 (144A)	850,000	883,696
3.530%, 10/10/34 (144A) (a)	1,511,000	1,497,218
ELP Commercial Mortgage Trust
3.226%, 1M LIBOR + 3.116%, 11/15/38 (144A) (a)	994,000	987,150
3.725%, 1M LIBOR + 3.615%, 11/15/38 (144A) (a)	385,000	382,991
Extended Stay America Trust
2.360%, 1M LIBOR + 2.250%, 07/15/38 (144A) (a)	2,085,152	2,085,150
2.960%, 1M LIBOR + 2.850%, 07/15/38 (144A) (a)	1,343,013	1,343,011
3.810%, 1M LIBOR + 3.700%, 07/15/38 (144A) (a)	1,402,703	1,402,705
GCT Commercial Mortgage Trust
0.910%, 1M LIBOR + 0.800%, 02/15/38 (144A) (a)	310,000	309,628
2.460%, 1M LIBOR + 2.350%, 02/15/38 (144A) (a)	100,000	100,019
GS Mortgage Securities Corp. II
3.458%, 12/10/30 (144A) (a)	250,000	239,519
5.366%, 05/03/32 (144A)	840,000	935,234
GS Mortgage Securities Corp. Trust
1.310%, 1M LIBOR + 1.200%, 06/15/38 (144A) (a)	332,000	331,794
1.735%, 12/12/53 (144A) (a) (b)	6,277,085	757,203
2.610%, 1M LIBOR + 2.500%, 11/15/37 (144A) (a)	160,000	160,765
2.856%, 05/10/34 (144A)	710,000	708,132
3.535%, 1M LIBOR + 3.435%, 11/15/36 (144A) (a)	301,000	300,931
GS Mortgage Securities Trust
3.000%, 08/10/50 (144A)	180,000	166,066
3.805%, 10/10/35 (144A) (a)	340,000	331,119
3.805%, 11/10/52 (a)	110,000	114,062
4.422%, 07/10/48 (a)	110,000	114,349
4.529%, 04/10/47 (a)	50,000	50,773
GSCG Trust 3.985%, 09/06/34 (144A) (a)	620,000	601,194
HMH Trust 3.062%, 07/05/31 (144A)	1,210,000	1,210,901
HONO Mortgage Trust
3.460%, 1M LIBOR + 3.350%, 10/15/36 (144A) (a)	387,000	386,154
4.510%, 1M LIBOR + 4.400%, 10/15/36 (144A) (a)	263,000	262,439
Hudson Yards Mortgage Trust
2.943%, 12/10/41 (144A) (a)	930,000	860,326
3.443%, 07/10/39 (144A) (a)	511,000	508,978
IMT Trust
3.478%, 06/15/34 (144A)	540,000	560,369
3.497%, 06/15/34 (144A) (a)	570,000	575,820
JPMBB Commercial Mortgage Securities Trust
0.619%, 05/15/48 (a) (b)	671,146	11,402
0.823%, 09/15/47 (a) (b)	1,321,748	23,585
4.111%, 12/15/48 (144A) (a)	300,000	290,653

See accompanying notes to financial statements.

BHFTII-33

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2021

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Commercial Mortgage-Backed Securities—(Continued)
JPMCC Commercial Mortgage Securities Trust
3.490%, 07/15/50	320,000	$343,199
4.601%, 03/15/50 (144A) (a)	198,000	197,417
JPMDB Commercial Mortgage Securities Trust 0.750%, 12/15/49 (144A) (a) (b)	2,067,000	64,270
JPMorgan Chase Commercial Mortgage Securities Corp.
2.560%, 1M LIBOR + 2.450%, 04/15/38 (144A) (a)	1,030,000	1,028,049
3.060%, 1M LIBOR + 2.950%, 04/15/38 (144A) (a)	1,080,000	1,078,687
JPMorgan Chase Commercial Mortgage Securities Trust
0.509%, 04/15/46 (a) (b)	4,900,000	32,809
0.750%, 08/15/49 (144A) (a) (b)	5,300,000	162,216
1.409%, 1M LIBOR + 1.300%, 06/15/45 (144A) (a)	21,627	21,647
1.810%, 1M LIBOR + 1.700%, 04/15/38 (144A) (a)	787,000	786,591
2.270%, 1M LIBOR + 2.160%, 07/15/36 (144A) (a)	570,000	559,370
2.560%, 1M LIBOR + 1.060%, 06/15/35 (144A) (a)	310,107	308,457
2.854%, 09/06/38 (144A) (a)	238,000	246,758
2.880%, 1M LIBOR + 2.770%, 10/15/33 (144A) (a)	180,000	179,563
3.110%, 1M LIBOR + 3.000%, 07/15/36 (144A) (a)	774,000	755,087
3.750%, 06/13/52	232,000	235,731
4.050%, 09/15/50	110,000	117,801
4.219%, 01/15/49 (a)	970,000	927,025
KKR Industrial Portfolio Trust 2021-KDIP 2.160%, 1M LIBOR + 2.050%, 12/15/37 (144A) (a)	420,000	412,102
KNDL Mortgage Trust 1.910%, 1M LIBOR + 1.800%, 05/15/36 (144A) (a)	2,728,000	2,724,732
LB-UBS Commercial Mortgage Trust 1.034%, 12/15/52 (a) (b)	7,266,477	445,332
Lehman Brothers Small Balance Commercial Mortgage Trust
0.352%, 1M LIBOR + 0.250%, 03/25/37 (144A) (a)	125,238	123,734
0.552%, 1M LIBOR + 0.450%, 09/25/36 (144A) (a)	423,097	410,600
Life Mortgage Trust 2.460%, 1M LIBOR + 2.350%, 03/15/38 (144A) (a)	1,310,000	1,306,648
LSTAR Commercial Mortgage Trust
0.857%, 03/10/50 (144A) (a) (b)	724,351	18,643
3.166%, 04/20/48 (144A) (a)	78,968	80,407
LUXE Trust 2.860%, 1M LIBOR + 2.750%, 10/15/38 (144A) (a)	100,000	99,778
Med Trust 5.360%, 1M LIBOR + 5.250%, 11/15/38 (144A) (a)	5,601,839	5,546,231
MF1 4.273%, SOFR + 4.220%, 12/15/34 (144A) (a)	163,000	163,483
MFT Trust
3.477%, 02/10/42 (144A) (a)	1,752,000	1,662,575
MHC Commercial Mortgage Trust
2.211%, 1M LIBOR + 2.101%, 04/15/38 (144A) (a)	2,540,000	2,536,016
2.711%, 1M LIBOR + 2.601%, 04/15/38 (144A) (a)	1,040,000	1,038,369
Morgan Stanley Bank of America Merrill Lynch Trust
1.183%, 12/15/47 (144A) (a) (b)	1,810,000	61,819
3.060%, 10/15/48 (144A)	85,000	81,519
4.526%, 10/15/48 (a)	170,000	177,846
4.558%, 05/15/50 (a)	300,000	309,223
Morgan Stanley Capital I Trust 4.295%, 09/09/32 (144A) (a)	527,000	529,773
Morgan Stanley Capital Trust
1.022%, 03/15/52 (a) (b)	2,375,837	145,192
2.161%, 06/15/50 (144A) (a) (b)	1,190,000	123,564

Commercial Mortgage-Backed Securities—(Continued)
Morgan Stanley Capital Trust
2.546%, 06/15/50 (144A)	1,510,000	1,322,944
2.660%, 1M LIBOR + 2.550%, 07/15/35 (144A) (a)	120,000	118,570
2.710%, 1M LIBOR + 2.600%, 11/15/34 (144A) (a)	1,977,000	1,968,301
3.744%, 1M LIBOR + 2.244%, 12/15/36 (144A) (a)	220,000	219,438
4.031%, 05/15/48 (a)	180,000	179,580
4.071%, 03/15/52	403,000	451,429
4.177%, 07/15/51	38,000	42,603
Motel Trust 3.660%, 1M LIBOR + 3.550%, 09/15/38 (144A) (a)	461,000	460,861
MSCG Trust 2.260%, 1M LIBOR + 2.150%, 10/15/37 (144A) (a)	122,000	121,387
Natixis Commercial Mortgage Securities Trust
1.060%, 1M LIBOR + 0.950%, 06/15/35 (144A) (a)	188,183	186,027
2.950%, 1M LIBOR + 2.550%, 08/18/25 (144A) (a)	3,373,433	3,368,431
4.404%, 06/17/38 (144A)	265,000	289,935
Olympic Tower Mortgage Trust
0.379%, 05/10/39 (144A) (a) (b)	13,300,000	263,087
3.945%, 05/10/39 (144A) (a)	1,049,000	933,928
One Market Plaza Trust
Zero Coupon, 02/10/32 (144A) (a) (b)	4,222,000	4
0.090%, 02/10/32 (144A) (a) (b)	21,110,000	5,489
One New York Plaza Trust 2.860%, 1M LIBOR + 2.750%, 01/15/36 (144A) (a)	160,000	160,000
Park Avenue Mortgage Trust
1.646%, 1M LIBOR + 1.537%, 09/15/34 (144A) (a)	500,000	498,111
2.229%, 1M LIBOR + 2.119%, 09/15/34 (144A) (a)	1,750,000	1,741,198
Park Avenue Trust
0.149%, 06/05/37 (144A) (a) (b)	5,000,000	46,465
3.657%, 06/05/37 (144A) (a)	207,000	195,494
PFP, Ltd.
1.078%, 1M LIBOR + 0.970%, 04/14/36 (144A) (a)	73,371	73,149
1.528%, 1M LIBOR + 1.420%, 04/14/36 (144A) (a)	230,000	229,468
SREIT Trust 2.718%, 1M LIBOR + 2.618%, 11/15/36 (144A) (a)	672,700	669,328
2.725%, 1M LIBOR + 2.625%, 11/15/38 (144A) (a)	890,000	882,995
4.016%, 1M LIBOR + 3.916%, 11/15/36 (144A) (a)	226,000	225,081
TPGI Trust
3.110%, 1M LIBOR + 3.000%, 06/15/26 (144A) (a)	315,000	312,152
3.960%, 1M LIBOR + 3.850%, 06/15/26 (144A) (a)	215,000	213,265
UBS Commercial Mortgage Trust 1.479%, 10/15/52 (a) (b)	6,928,192	622,401
Velocity Commercial Capital Loan Trust
2.520%, 12/26/51 (144A) (a)	3,398,733	3,392,272
2.980%, 02/25/50 (144A) (a)	185,086	184,700
4.240%, 11/25/47 (144A) (a)	114,377	114,833
4.480%, 12/26/51 (144A) (a)	297,579	293,049
5.000%, 11/25/47 (144A) (a)	67,260	68,126
Wells Fargo Commercial Mortgage Trust
0.955%, 1M LIBOR + 0.850%, 12/13/31 (144A) (a)	490,000	486,266
1.028%, 12/15/48 (a) (b)	936,773	31,490
1.254%, 08/15/49 (144A) (a) (b)	1,430,000	69,512
1.408%, 05/15/52 (a) (b)	5,308,684	426,030
2.200%, 1M LIBOR + 2.090%, 02/15/37 (144A) (a)	300,000	292,430
2.600%, 11/15/50 (144A) (a)	305,000	248,465

See accompanying notes to financial statements.

BHFTII-34

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2021

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Commercial Mortgage-Backed Securities—(Continued)
Wells Fargo Commercial Mortgage Trust
2.850%, 1M LIBOR + 2.740%, 02/15/37 (144A) (a)	260,000	$250,352
3.241%, 12/15/48 (144A)	283,000	247,723
3.561%, 08/15/52	92,000	94,123
3.749%, 06/15/36 (144A) (a)	270,000	292,554
4.342%, 09/15/50 (144A) (a)	150,000	139,067
4.904%, 01/15/52 (a)	622,000	702,942
WF-RBS Commercial Mortgage Trust 3.758%, 09/15/57 (a)	1,540,000	1,571,949

		144,602,220

Total Mortgage-Backed Securities (Cost $244,038,785)		234,255,800

Floating Rate Loans (o)—2.0%

Advertising—0.0%
Lamar Media Corp. Term Loan B, 1.610%, 3M LIBOR + 1.500%, 02/05/27	104,734	104,385

Aerospace/Defense—0.0%
Cobham Ultra U.S. Co-Borrower LLC Term Loan B, 11/16/28 (p)	322,000	322,402

Airlines—0.1%
Allegiant Travel Co. Term Loan, 3.158%, 3M LIBOR + 3.000%, 02/05/24	1,142,994	1,138,422
Kestrel Bidco, Inc. Term Loan B, 4.000%, 6M LIBOR + 3.000%, 12/11/26	3,276,140	3,191,508

		4,329,930

Apparel—0.0%
Fanatics Commerce Intermediate Holdco LLC Term Loan B, 3.750%, 3M LIBOR + 3.250%, 11/24/28	880,000	876,700

Beverages—0.0%
City Brewing Co. LLC Closing Date Term Loan, 4.250%, 3M LIBOR + 3.500%, 04/05/28	350,123	332,835
Triton Water Holdings, Inc. Term Loan, 4.000%, 3M LIBOR + 3.500%, 03/31/28	375,199	371,565

		704,400

Building Materials—0.1%
ACProducts, Inc. Term Loan B, 4.750%, 6M LIBOR + 4.250%, 05/17/28	755,205	745,608
IPS Corp.
Delayed Draw Term Loan, 10/02/28 (q)	58,544	58,288
Term Loan, 4.250%, 1M LIBOR + 3.750%, 10/02/28	146,361	145,720
Jeld-Wen Inc. Term Loan B, 2.351%, 1M LIBOR + 2.250%, 07/28/28	755,205	755,559
MI Windows and Doors LLC Term Loan, 4.500%, 1M LIBOR + 3.750%, 12/18/27	527,670	530,374

		2,235,549

Chemicals—0.1%
Aruba Investments, Inc. USD Term Loan, 4.750%, 6M LIBOR + 4.000%, 11/24/27	413,963	414,998
Eastman Chemical Co. Term Loan B, 6.000%, 3M LIBOR + 5.250%, 11/01/28	402,000	404,010
LSF11 A5 Holdco LLC Term Loan, 4.250%, 3M LIBOR + 3.750%, 10/15/28	1,619,000	1,619,675
SCIH Salt Holdings, Inc. Incremental Term Loan B, 4.750%, 3M LIBOR + 4.000%, 03/16/27	831,698	824,628

		3,263,311

Commercial Services—0.3%
AEA International Holdings (Lux) S.a.r.l. Term Loan B, 4.250%, 3M LIBOR + 3.750%, 09/07/28	661,500	662,327
Allied Universal Holdco LLC USD Incremental Term Loan B, 4.250%, 3M LIBOR + 3.750%, 05/12/28	617,453	615,780
Caliber Home Loans, Inc. Revolver, 2.881%, 3M LIBOR + 2.875%, 07/24/25 (q)	5,350,000	5,336,625
Digital Room Holdings, Inc. Term Loan, 12/15/28 (p)	517,000	515,061
DS Parent, Inc. Term Loan, 12/10/28 (p)	835,000	816,213
Interface Security Systems LLC Term Loan, 7.175%, 3M, 08/07/23 (j) (k)	1,219,400	1,190,500
Signal Parent, Inc. Term Loan B, 4.250%, 1M LIBOR + 3.500%, 04/03/28	557,200	543,270

		9,679,776

Cosmetics/Personal Care—0.0%
Conair Holdings LLC Term Loan B, 3.970%, 3M LIBOR + 3.750%, 05/17/28	213,465	213,789

Distribution/Wholesale—0.0%
KAR Auction Services, Inc. Term Loan B6, 2.375%, 1M LIBOR + 2.250%, 09/19/26	231,786	228,599

Electric—0.0%
Pacific Gas & Electric Co. Term Loan B, 3.500%, 3M LIBOR + 3.000%, 06/23/25	1,356,345	1,345,043

Entertainment—0.4%
ECL Entertainment LLC Term Loan, 8.250%, 1M LIBOR + 7.500%, 03/31/28	855,700	871,744
Everi Holdings, Inc. Term Loan B, 3.000%, 1M LIBOR + 2.500%, 08/03/28	279,300	279,147
Great Canadian Gaming Corp. Term Loan, 4.750%, 3M LIBOR + 4.000%, 11/01/26	139,000	139,261
GVC Holdings (Gibraltar), Ltd. USD Term Loan B4, 3.000%, 3M LIBOR + 2.500%, 03/16/27	855,700	854,897
Herschend Entertainment Company LLC Term Loan, 4.250%, 1M LIBOR + 3.750%, 08/27/28	333,165	334,414
J&J Ventures Gaming LLC
Term Loan, 4.104%, 1M LIBOR + 4.000%, 04/26/28	714,210	715,996

See accompanying notes to financial statements.

BHFTII-35

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2021

Floating Rate Loans (o)—(Continued)

Security Description	Principal Amount*	Value

Entertainment—(Continued)
Maverick Gaming LLC Term Loan B, 8.500%, 3M LIBOR + 7.500%, 09/03/26	488,775	$491,219
SeaWorld Parks & Entertainment, Inc. Term Loan B, 3.500%, 1M LIBOR + 3.000%, 08/25/28	3,724,665	3,714,422
Stars Group Holdings B.V. (The) Incremental Term Loan, 2.474%, 3M LIBOR + 2.250%, 07/21/26	2,311,789	2,306,403
The Enterprise Development Authority Term Loan B, 5.000%, 1M LIBOR + 4.250%, 02/28/28	579,425	579,425
Twin River Worldwide Holdings, Inc. Term Loan B, 3.750%, 6M LIBOR + 3.250%, 10/02/28	2,728,000	2,731,920

		13,018,848

Environmental Control—0.0%
MIP V Waste Holdings LLC Term Loan B, 12/08/28 (p)	445,000	445,000
WIN Waste Innovations Holdings, Inc. Term Loan B, 3.250%, 3M LIBOR + 2.750%, 03/24/28	131,340	131,381

		576,381

Food—0.0%
Shearer’s Foods, Inc. Term Loan, 4.250%, 1M LIBOR + 3.500%, 09/23/27	164,917	164,848
Sovos Brands Intermediate, Inc. Term Loan, 4.500%, 3M LIBOR + 3.750%, 06/08/28	139,317	139,425

		304,273

Healthcare-Products—0.1%
Medline Borrower L.P. Term Loan, 3.750%, 1M LIBOR + 3.250%, 10/23/28	3,583,000	3,584,118

Healthcare-Services—0.0%
Medical Solutions LLC 2nd Lien Term Loan, 7.500%, 3M LIBOR + 7.000%, 11/01/29	274,000	274,000
Select Medical Corp. Term Loan B, 2.360%, 1M LIBOR + 2.250%, 03/06/25	242,054	240,730

		514,730

Household Products/Wares—0.0%
Kronos Acquisition Holdings Inc. 1st Lien Term Loan, 12/22/26 (p)	275,000	272,250

Housewares—0.0%
Springs Windows Fashions LLC Term Loan B, 4.750%, 3M LIBOR + 4.000%, 10/06/28	343,000	340,427

Internet—0.0%
Cablevision Lightpath LLC Term Loan B, 3.750%, 3M LIBOR + 3.250%, 11/30/27	203,940	203,914

Lodging—0.2%
Aimbridge Acquisition Co., Inc.
Incremental Term Loan B, 5.500%, 1M LIBOR + 4.750%, 02/02/26	337,738	336,894
Term Loan B, 3.854%, 1M LIBOR + 3.750%, 02/02/26	831,675	815,042
Caesars Resort Collection LLC Term Loan B1, 3.604%, 1M LIBOR + 3.500%, 07/21/25	386,113	386,746
Golden Nugget, Inc. Term Loan B, 3.250%, 2M LIBOR + 2.500%, 10/04/23	1,354,853	1,348,386
Hilton Grand Vacations Borrower LLC
Term Loan, 3.500%, 1M LIBOR + 3.000%, 08/02/28	1,159,095	1,162,354
HRNI Holdings LLC Term Loan B, 11/19/28 (p)	3,397,000	3,403,369
Jack Ohio Finance LLC Term Loan, 4.854%, 1M LIBOR + 4.750%, 10/04/28	521,000	520,349

		7,973,140

Machinery-Diversified—0.0%
Columbus McKinnon Corp. Term Loan B, 3.250%, 3M LIBOR + 2.750%, 05/14/28	89,643	89,867
Hydrofarm Holdings LLC Term Loan, 5.720%, 3M LIBOR + 5.500%, 09/27/28	379,000	369,525
Rexnord LLC Term Loan B, 2.750%, 1M LIBOR + 2.250%, 10/04/28	151,000	151,302

		610,694

Media—0.1%
CSC Holdings LLC Term Loan B5, 2.610%, 3M LIBOR + 2.500%, 04/15/27	966,761	956,289
DirecTV Financing LLC Term Loan, 5.750%, 3M LIBOR + 5.000%, 08/02/27	861,178	863,281
Gray Television, Inc. Term Loan D, 3.099%, 1M LIBOR + 3.000%, 12/01/28	1,006,000	1,002,541

		2,822,111

Metal Fabricate/Hardware—0.0%
Advanced Drainage Systems, Inc. Term Loan B, 2.375%, 3M LIBOR + 2.250%, 07/31/26	162,566	163,006
Zekelman Industries, Inc. Term Loan, 2.103%, 1M LIBOR + 2.000%, 01/24/27	268,389	266,041

		429,047

Mining—0.0%
American Rock Salt Company LLC Term Loan, 4.750%, 1M LIBOR + 4.000%, 06/04/28	216,910	216,639

Oil & Gas—0.0%
Southwestern Energy Co. Term Loan, 3.000%, SOFR + 2.500%, 06/22/27	694,000	696,169

Packaging & Containers—0.0%
Valcour Packaging LLC 1st Lien Term Loan, 4.250%, 3M LIBOR + 3.750%, 10/04/28	352,000	352,000

See accompanying notes to financial statements.

BHFTII-36

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2021

Floating Rate Loans (o)—(Continued)

Security Description	Principal Amount*	Value

Pharmaceuticals—0.0%
Grifols Worldwide Operations USA, Inc. Term Loan B, 2.104%, 1M LIBOR + 2.000%, 11/15/27	1,440,393	$1,421,338

Pipelines—0.1%
Buckeye Partners L.P. Term Loan B, 2.354%, 1M LIBOR + 2.250%, 11/01/26	2,479,036	2,473,769
DT Midstream, Inc. Term Loan B, 2.500%, 6M LIBOR + 2.000%, 06/26/28	713,415	715,708
ITT Holdings LLC Term Loan, 3.250%, 1M LIBOR + 2.750%, 07/10/28	350,123	350,341

		3,539,818

Real Estate Investment Trusts—0.0%
OVG Business Services LLC Initial Term Loan, 7.250%, 3M LIBOR + 6.250%, 10/13/28	508,000	502,920

Retail—0.2%
Foundation Building Materials Holding Co. LLC
Term Loan, 3.750%, 3M LIBOR + 3.250%, 02/03/28	1,179,130	1,172,128
Jo-Ann Stores, Inc. Term Loan B1, 5.500%, 3M LIBOR + 4.750%, 07/07/28	284,288	281,889
LBM Acquisition LLC Term Loan B, 4.500%, 1M LIBOR + 3.750%, 12/17/27	1,845,419	1,832,154
Leslie’s Poolmart, Inc. Term Loan B, 03/09/28 (p)	196,301	195,917
Michaels Companies, Inc. Term Loan B, 5.000%, 3M LIBOR + 4.250%, 04/15/28	186,065	184,577
Park River Holdings, Inc. Term Loan, 4.000%, 3M LIBOR + 3.250%, 12/28/27	200,990	199,399
SRS Distribution, Inc. Term Loan B, 4.250%, 3M LIBOR + 3.750%, 06/02/28	947,625	947,329
Tory Burch LLC Term Loan B, 3.500%, 1M LIBOR + 3.000%, 04/16/28	604,960	604,456
White Cap Buyer LLC Term Loan B, 4.500%, 1M LIBOR + 4.000%, 10/19/27	1,376,100	1,379,349
WOOF Holdings, Inc. 1st Lien Term Loan, 4.500%, 3M LIBOR + 3.750%, 12/21/27	316,608	317,300

		7,114,498

Software—0.1%
Athenahealth, Inc. Term Loan B1, 4.400%, 3M LIBOR + 4.250%, 02/11/26	137,958	138,044
ConnectWise, LLC Term Loan B, 4.000%, 3M LIBOR + 3.500%, 09/29/28	1,100,000	1,098,822
Playtika Holding Corp. Term Loan, 2.854%, 1M LIBOR + 2.750%, 03/13/28	1,067,930	1,065,138

		2,302,004

Telecommunications—0.1%
Connect Finco Sarl Term Loan B, 4.500%, 1M LIBOR + 3.500%, 12/11/26	1,451,209	1,453,136

Security Description	Principal Amount*	Value

Telecommunications—(Continued)
Intelsat Jackson Holdings S.A.
DIP Term Loan, 5.750%, 3M LIBOR + 4.750%, 10/13/22 (q)	458,892	$460,613
Term Loan B4, 8.750%, PRIME + 5.500%, 01/02/24	342,231	342,445

		2,256,194

Transportation—0.1%
Genesee & Wyoming, Inc. Term Loan, 2.224%, 3M LIBOR + 2.000%, 12/30/26	901,935	897,512
XPO Logistics, Inc. Term Loan B, 1.853%, 1M LIBOR + 1.750%, 02/24/25	1,462,420	1,457,508

		2,355,020

Total Floating Rate Loans (Cost $74,633,678)		74,710,417

Foreign Government—0.9%

Sovereign—0.9%
Argentine Republic Government International Bonds
1.125%, 07/09/35 (m)	3,896,000	1,246,759
2.500%, 07/09/41 (m)	2,880,086	1,015,230
Bahrain Government International Bond 5.625%, 05/18/34 (144A)	2,172,000	2,057,970
Colombia Government International Bonds
3.000%, 01/30/30 (g)	1,073,000	980,722
3.125%, 04/15/31	416,000	372,986
3.250%, 04/22/32	200,000	179,750
4.500%, 03/15/29	2,538,000	2,595,130
Hungary Government International Bond 5.375%, 03/25/24	2,054,000	2,230,829
Indonesia Government International Bonds
2.850%, 02/14/30	662,000	689,687
3.050%, 03/12/51	1,965,000	1,937,018
Mexico Government International Bonds
2.659%, 05/24/31	2,105,000	2,052,396
4.500%, 01/31/50	4,504,000	4,774,240
Panama Government International Bonds
3.875%, 03/17/28	1,279,000	1,379,414
4.500%, 04/01/56	1,811,000	1,994,835
Peruvian Government International Bonds
3.550%, 03/10/51	1,587,000	1,650,496
4.125%, 08/25/27	1,009,000	1,108,649
Philippine Government International Bonds
3.000%, 02/01/28	1,834,000	1,966,662
3.200%, 07/06/46	2,044,000	2,075,986
Republic of Austria Government Bond 2.100%, 09/20/2117 (144A) (EUR)	372,000	652,622
Ukraine Government International Bonds
7.253%, 03/15/33 (144A)	400,000	352,000
7.375%, 09/25/32 (144A)	648,000	576,888
Uruguay Government International Bonds
4.375%, 10/27/27	1,266,587	1,423,340
5.100%, 06/18/50	1,118,733	1,477,298

Total Foreign Government (Cost $36,013,489)		34,790,907

See accompanying notes to financial statements.

BHFTII-37

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2021

Municipals—0.7%

Security Description	Shares/ Principal Amount*	Value
American Municipal Power, Inc., Build America Bond 8.084%, 02/15/50	510,000	$966,039
Bay Area Toll Bridge Authority, Build America Bond 7.043%, 04/01/50	1,215,000	2,125,277
Los Angeles, CA Community College District, Build America Bond 6.600%, 08/01/42	785,000	1,245,849
Los Angeles, CA Unified School District, Build America Bond 6.758%, 07/01/34	2,020,000	2,813,224
Massachusetts Housing Finance Agency 4.500%, 12/01/48	275,000	291,102
Metropolitan Transportation Authority, Build America Bonds
6.668%, 11/15/39	170,000	241,462
6.814%, 11/15/40	330,000	469,567
Municipal Electric Authority of Georgia, Build America Bond 6.637%, 04/01/57	466,000	709,460
New Jersey Turnpike Authority 7.414%, 01/01/40	492,000	791,986
New York City Water & Sewer System 5.882%, 06/15/44	270,000	412,143
New York State Dormitory Authority, Build America Bond 5.389%, 03/15/40	355,000	477,767
Port Authority of New York & New Jersey 4.960%, 08/01/46	1,350,000	1,836,118
San Antonio, TX Electric & Gas Systems Revenue, Build America Bond 5.808%, 02/01/41	875,000	1,252,623
State of California 4.600%, 04/01/38	3,765,000	4,334,087
State of California General Obligation Unlimited, Build America Bond
7.550%, 04/01/39	780,000	1,301,707
State of Illinois, General Obligation Unlimited 5.100%, 06/01/33	3,010,000	3,479,212
State of Texas 5.517%, 04/01/39	820,000	1,153,790
University of California 4.858%, 05/15/2112	239,000	351,549

Total Municipals (Cost $21,738,188)		24,252,962

Common Stocks—0.5%

Chemicals—0.0%
Element Solutions, Inc.	31,582	766,811

Equity Real Estate Investment Trusts—0.1%
DiamondRock Hospitality Co. (r)	95,444	917,217
Park Hotels & Resorts, Inc. (f) (r)	45,010	849,789
Service Properties Trust	97,042	852,999
Sunstone Hotel Investors, Inc. (f) (r)	65,729	771,001
Xenia Hotels & Resorts, Inc. (r)	52,617	952,894

		4,343,900

Health Care Providers & Services—0.1%
HCA Healthcare, Inc. (f)	7,276	1,869,350

Hotels, Restaurants & Leisure—0.0%
Caesars Entertainment, Inc. (r)	9,247	864,872

Household Durables—0.1%
Beazer Homes USA, Inc. (r)	10,319	239,607
Taylor Morrison Home Corp. (r)	37,132	1,298,135

		1,537,742

Interactive Media & Services—0.0%
Genius Sports, Ltd. (r)	113,118	859,697

Media—0.0%
Altice USA, Inc. - Class A (r)	23,742	384,145

Oil, Gas & Consumable Fuels—0.1%
California Resources Corp. (f)	73,254	3,128,678
Chesapeake Energy Corp.	218	14,065
Green Plains, Inc. (f) (g) (r)	37,956	1,319,351

		4,462,094

Real Estate Management & Development—0.0%
Forestar Group, Inc. (r)	24,203	526,415

Special Purpose Acquisition Companies—0.1%
ArcLight Clean Transition Corp. II - Class A (r)	21,772	217,285
Climate Real Impact Solutions II Acquisition Corp. - Class A (r)	9,082	88,640
Gores Holdings VIII, Inc. - Class A (r)	34,825	355,215
Pivotal Investment Corp. III (r)	26,099	258,380
Science Strategic Acquisition Corp. Alpha - Class A† (r)	27,544	268,554
Tishman Speyer Innovation Corp. II - Class A† (r)	16,712	162,942

		1,351,016

Total Common Stocks (Cost $14,388,481)		16,966,042

Preferred Stock—0.1%

Home Builders—0.1%
Dream Finders Homes, Inc., 9.000% † (j) (k) (Cost $2,601,720)	2,628	2,601,720

Warrants—0.0%

Commercial Services & Supplies—0.0%
Aurora Innovation, Inc. (r)	4,108	12,242

Health Care Providers & Services—0.0%
Cano Health, Inc. (r)	36,440	87,092

Health Care Technology—0.0%
Pear Therapeutics, Inc. (r)	10,748	6,450

Independent Power and Renewable Electricity Producers—0.0%
Altus Power, Inc. (r)	9,486	24,379

See accompanying notes to financial statements.

BHFTII-38

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2021

Warrants—(Continued)

Security Description	Shares/ Principal Amount*	Value

Interactive Media & Services—0.0%
Genius Sports, Ltd. (r)	76,133	$166,731

Machinery—0.0%
Hyzon Motors, Inc. (r)	32,814	62,346
Sarcos Technology and Robotics Corp. (r)	102,425	207,923

		270,269

Oil, Gas & Consumable Fuels—0.0%
Chesapeake Energy Corp. (r)	411	13,308

Real Estate Management & Development—0.0%
HomeToGo SE (r)	5,996	4,096
Offerpad Solutions, Inc. (r)	31,569	33,779

		37,875

Software—0.0%
Embark Technology, Inc., Expires 11/10/26 (r)	3,005	5,890
Latch, Inc., Expires 06/04/26 (r)	43,584	79,976

		85,866

Special Purpose Acquisition Companies—0.0%
ArcLight Clean Transition Corp. II (r)	4,354	7,271
Austerlitz Acquisition Corp. I (r)	29,270	30,734
Climate Real Impact Solutions II Acquisition Corp. (r)	1,816	2,070
Gores Holdings VIII, Inc. (r)	1,709	3,469
Science Strategic Acquisition Corp. Alpha † (r)	9,181	4,958
Tishman Speyer Innovation Corp. II † (r)	3,342	2,577
TPG Pace Beneficial Finance Corp. (r)	8,740	7,254

		58,333

Specialty Retail—0.0%
EVgo, Inc. (r)	19,550	51,808
Volta, Inc. (r)	20,140	37,460

		89,268

Total Warrants (Cost $1,265,714)		851,813

Convertible Bonds—0.0%

Airlines—0.0%
GOL Equity Finance S.A. 3.750%, 07/15/24 (144A)	100,000	84,500

Energy-Alternate Sources—0.0%
Stem, Inc. 0.500%, 12/01/28 (144A)	102,000	97,288

Total Convertible Bonds (Cost $174,290)		181,788

Escrow Shares—0.0%

Oil & Gas—0.0%
Chesapeake Energy Corp. (j) (k)	100,000	0

		0

Savings & Loans—0.0%
Washington Mutual Bank (h) (j) (k)	5,027,000	1
Washington Mutual Bank (h) (j) (k)	1,310,000	0
Washington Mutual Bank (h) (j) (k)	2,440,000	0

		1

Total Escrow Shares (Cost $0)		1

Short-Term Investment—15.2%

Repurchase Agreement—15.2%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/21 at 0.000%, due on 01/03/22 with a maturity value of $555,703,334; collateralized by U.S. Treasury Note at 1.375%, maturing 12/31/28, with a market value of $566,817,497.	555,703,334	555,703,334

Total Short-Term Investments (Cost $555,703,334)		555,703,334

Securities Lending Reinvestments (s)—0.8%

Certificate of Deposit—0.0%
Oversea-Chinese Banking Corp., Ltd. Zero Coupon, 04/14/22	300,000	299,796

Repurchase Agreements—0.6%
Barclays Capital, Inc. Repurchase Agreement dated 12/31/21 at 0.010%, due on 01/03/22 with a maturity value of $1,720,899; collateralized by U.S. Treasury Obligations at 0.000%, maturity dates ranging from 02/15/22 - 11/15/51, and an aggregate market value of $1,755,316.	1,720,898	1,720,898
Cantor Fitzgerald & Co. Repurchase Agreement dated 12/31/21 at 0.050%, due on 01/03/22 with a maturity value of $1,000,004; collateralized by U.S. Treasury and U.S. Government Agency Obligations with rates ranging from 0.000% - 6.062%, maturity dates ranging from 05/01/24 - 07/20/71, and an aggregate market value of $1,020,000.	1,000,000	1,000,000
CF Secured LLC Repurchase Agreement dated 12/31/21 at 0.050%, due on 01/03/22 with a maturity value of $3,000,013; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 4.500%, maturity dates ranging from 01/20/22 - 05/15/51, and an aggregate market value of $3,060,013.	3,000,000	3,000,000
Deutsche Bank AG, London Repurchase Agreement dated 12/31/21 at 0.150%, due on 01/03/22 with a maturity value of $200,003; collateralized by Foreign Obligations with rates ranging from 0.375% - 1.875%, maturity dates ranging from 04/14/22 - 11/16/23, and an aggregate market value of $204,003.	200,000	200,000

See accompanying notes to financial statements.

BHFTII-39

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2021

Securities Lending Reinvestments (s)—(Continued)

Security Description	Shares/ Principal Amount*	Value

Repurchase Agreements—(Continued)
National Bank Financial, Inc. Repurchase Agreement dated 12/31/21 at 0.070%, due on 01/03/22 with a maturity value of $700,004; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 2.875%, maturity dates ranging from 02/03/22 - 11/15/47, and an aggregate market value of $714,330.	700,000	$700,000
National Bank of Canada
Repurchase Agreement dated 12/31/21 at 0.070%, due on 01/07/22 with a maturity value of $2,300,031; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 5.250%, maturity dates ranging from 01/31/22 - 11/15/51, and an aggregate market value of $2,346,996.	2,300,000	2,300,000
Repurchase Agreement dated 12/31/21 at 0.200%, due on 01/07/22 with a maturity value of $2,000,078; collateralized by various Common Stock with an aggregate market value of $2,222,643.	2,000,000	2,000,000
NBC Global Finance, Ltd.
Repurchase Agreement dated 12/31/21 at 0.190%, due on 01/03/22 with a maturity value of $3,500,055; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 5.000%, maturity dates ranging from 04/30/22 - 02/15/49, and various Common Stock with an aggregate market value of $3,888,068.	3,500,000	3,500,000
Repurchase Agreement dated 12/31/21 at 0.235%, due on 01/07/22 with a maturity value of $1,300,059; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 5.000%, maturity dates ranging from 04/30/22 - 02/15/49, and various Common Stock with an aggregate market value of $1,444,140.	1,300,000	1,300,000
Repurchase Agreement dated 12/31/21 at 0.250%, due on 01/07/22 with a maturity value of $1,100,053; collateralized by U.S. Treasury Obligations with rates ranging from 0.139% - 2.250%, maturity dates ranging from 10/31/22 - 11/15/25, and various Common Stock with an aggregate market value of $1,222,331.	1,100,000	1,100,000
Societe Generale
Repurchase Agreement dated 12/31/21 at 0.170%, due on 01/03/22 with a maturity value of $1,500,021; collateralized by various Common Stock with an aggregate market value of $1,666,709.	1,500,000	1,500,000
Repurchase Agreement dated 12/31/21 at 0.200%, due on 01/07/22 with a maturity value of $3,658,679; collateralized by various Common Stock with an aggregate market value of $4,065,143.	3,658,537	3,658,537
TD Prime Services LLC Repurchase Agreement dated 12/31/21 at 0.140%, due on 01/03/22 with a maturity value of $1,000,012; collateralized by various Common Stock with an aggregate market value of $1,105,365.	1,000,000	1,000,000

		22,979,435

Mutual Funds—0.2%
Allspring Government Money Market Fund, Select Class 0.030% (t)	3,000,000	3,000,000

Mutual Funds—(Continued)
Morgan Stanley Liquidity Funds Government Portfolio, Institutional Shares 0.030% (t)	3,000,000	3,000,000

		6,000,000

Total Securities Lending Reinvestments (Cost $29,279,305)		29,279,231

Total Purchased Options—0.1% (u) (Cost $2,983,494)		2,109,108
Total Investments—118.1% (Cost $4,319,522,542)		4,328,729,773
Unfunded Loan Commitments—(0.0)% (Cost $(319,754))		(319,754)
Net Investments—118.1% (Cost $4,319,202,788)		4,328,410,019
Other assets and liabilities (net)—(18.1)%		(663,678,942)

Net Assets—100.0%		$3,664,731,077

*	Principal and notional amounts stated in U.S. dollars unless otherwise noted.
†	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of December 31, 2021, the market value of restricted securities was $9,461,497, which is 0.3% of net assets. See details shown in the Restricted Securities table that follows.
(a)	Variable or floating rate security. The stated rate represents the rate at December 31, 2021. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(b)	Interest only security.
(c)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement date.
(d)	All or a portion of the security was pledged as collateral against open futures contracts. As of December 31, 2021, the market value of securities pledged was $10,851,245.
(e)	All or a portion of the security was pledged as collateral against open OTC swap contract, open OTC option contracts and forward foreign currency exchange contracts. As of December 31, 2021, the market value of securities pledged was $166,974.
(f)	All or a portion of the security was pledged as collateral against open OTC option contracts. As of December 31, 2021, the market value of securities pledged was $3,407,296.
(g)	All or a portion of the security was held on loan. As of December 31, 2021, the market value of securities loaned was $54,053,946 and the collateral received consisted of cash in the amount of $29,279,200 and non-cash collateral with a value of $26,484,982. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.

See accompanying notes to financial statements.

BHFTII-40

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2021

(h)	Non-income producing; security is in default and/or issuer is in bankruptcy.
(i)	Perpetual bond with no specified maturity date.
(j)	Security was valued in good faith under procedures approved by the Board of Trustees. As of December 31, 2021, these securities represent 0.3% of net assets.
(k)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(l)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(m)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.
(n)	Principal only security.
(o)	Floating rate loans (“Senior Loans”) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will generally have an expected average life of approximately two to four years. Senior Loans typically have rates of interest which are determined periodically by reference to a base lending rate, plus a spread. These base rates are primarily the London Interbank Offered Rate and secondarily, the prime rate offered by one or more major United States banks. Base lending rates may be subject to a floor, or a minimum rate.
(p)	This loan will settle after December 31, 2021, at which time the interest rate will be determined.
(q)	Unfunded or partially unfunded loan commitments. The Portfolio may enter into certain credit agreements for which all or a portion may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion.
(r)	Non-income producing security.
(s)	Represents investment of cash collateral received from securities on loan as of December 31, 2021.
(t)	The rate shown represents the annualized seven-day yield as of December 31, 2021.
(u)	For a breakout of open positions, see details shown in the Purchased Options table that follows.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2021, the market value of 144A securities was $848,975,161, which is 23.2% of net assets.

Restricted Securities	Acquisition Date	Shares/ Principal Amount	Cost	Value
BX Trust, 2.510%, 02/15/36	02/03/21	1,920,000	$1,920,000	$1,890,091
BX Trust, 3.110%, 02/15/36	02/03/21	2,520,000	2,520,000	2,479,237
Dream Finders Homes, Inc.	09/29/21	2,628	2,601,720	2,601,720
Freed Corp., 10.000%, 12/02/23	12/06/21	1,192,000	1,163,147	1,162,200
Knollwood CDO, Ltd., 3.324%, 01/10/39	02/10/04	1,032,585	1,032,585	103
Litigation Fee Residual Funding LLC, 4.000%, 10/30/27	04/24/15	183,550	183,550	180,826
Science Strategic Acquisition Corp. Alpha	01/26/21	9,181	6,527	4,958
Science Strategic Acquisition Corp. Alpha - Class A	01/26/21	27,544	268,913	268,554
Stoneway Capital Corp., 10.000%, 03/01/27	01/08/18-04/29/20	1,193,766	716,425	362,618
Stoneway Capital Corp., 10.000%, 03/01/27	02/10/17-03/21/18	1,137,974	1,192,217	345,671
Tishman Speyer Innovation Corp. II - Class A	02/12/21	16,712	164,008	162,942
Tishman Speyer Innovation Corp. II	02/12/21	3,342	3,112	2,577

				$9,461,497

TBA Forward Sale Commitments

Security Description	Interest Rate	Maturity	Face Amount	Cost	Value
Ginnie Mae II 30 Yr. Pool	4.500%	TBA	$(3,833,000)	$(4,068,969)	$(4,048,276)
Uniform Mortgage-Backed Securities 15 Yr. Pool	3.000%	TBA	(1,129,000)	(1,181,343)	(1,180,476)
Uniform Mortgage-Backed Securities 15 Yr. Pool	3.500%	TBA	(7,403,000)	(7,842,903)	(7,792,027)
Uniform Mortgage-Backed Securities 30 Yr. Pool	4.500%	TBA	(2,223,000)	(2,383,796)	(2,381,343)
Uniform Mortgage-Backed Securities 30 Yr. Pool	5.000%	TBA	(1,795,000)	(1,966,366)	(1,956,018)

Totals				$(17,443,377)	$(17,358,140)

See accompanying notes to financial statements.

BHFTII-41

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2021

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
AUD	12,894,603	MSIP	03/16/22	USD	9,315,100	$67,994
BRL	3,168,690	DBAG	02/02/22	USD	553,000	12,016
BRL	3,168,690	DBAG	02/02/22	USD	553,000	12,016
BRL	26,630,214	DBAG	03/16/22	USD	4,593,000	104,724
CLP	309,381,000	BNP	01/19/22	USD	367,000	(4,579)
CLP	319,865,600	CBNA	01/19/22	USD	368,000	6,703
CLP	470,690,000	CBNA	01/19/22	USD	550,000	1,384
CLP	470,690,000	CBNA	01/19/22	USD	550,000	1,384
COP	1,101,023,000	BBP	01/18/22	USD	276,500	(6,156)
COP	1,101,023,000	BBP	01/18/22	USD	276,500	(6,156)
COP	1,101,299,500	UBSA	01/18/22	USD	276,500	(6,089)
COP	1,101,299,500	UBSA	01/18/22	USD	276,500	(6,089)
EUR	489,000	GSI	01/18/22	USD	551,923	4,957
EUR	489,000	GSI	01/18/22	USD	551,924	4,957
EUR	49,000	JPMC	01/18/22	USD	55,399	403
EUR	49,000	JPMC	01/18/22	USD	55,399	403
KZT	110,623,708	CBNA	01/10/22	USD	254,360	(205)
MXN	15,454,110	CBNA	01/18/22	USD	735,000	18,014
MXN	15,454,110	CBNA	01/18/22	USD	735,000	18,014
MXN	19,317,515	HSBC	01/18/22	USD	921,000	20,262
MXN	11,626,886	UBSA	01/18/22	USD	552,000	14,530
MXN	195,464,986	HSBC	03/16/22	USD	9,185,471	241,167
RUB	39,471,343	UBSA	01/18/22	USD	530,700	(5,955)
RUB	688,783,150	UBSA	03/16/22	USD	9,185,000	(145,227)
THB	18,837,000	BBP	03/15/22	USD	560,000	3,738
TRY	3,506,000	GSI	01/04/22	USD	269,381	(4,541)
TRY	2,062,640	CBNA	01/13/22	USD	184,000	(29,266)
TRY	2,884,200	CBNA	01/13/22	USD	184,000	32,365
TRY	3,506,000	CBNA	01/13/22	USD	268,186	(5,175)
TRY	7,158,600	CBNA	01/13/22	USD	611,611	(74,592)
TRY	4,266,000	UBSA	01/18/22	USD	267,280	51,264
ZAR	5,931,029	BNP	01/18/22	USD	371,000	473
ZAR	5,931,029	BNP	01/18/22	USD	371,000	473
ZAR	13,274,640	BOA	01/18/22	USD	824,000	7,419
ZAR	8,864,742	CBNA	01/18/22	USD	554,000	1,218
ZAR	8,797,852	GSI	01/18/22	USD	554,000	(2,972)
ZAR	74,344,439	CBNA	03/16/22	USD	4,592,735	25,770

Contracts to Deliver
AUD	1,599,000	MSIP	03/16/22	USD	1,140,681	(22,873)
CAD	1,635,000	MSIP	03/16/22	USD	1,279,615	(12,736)
CLP	314,014,400	BOA	01/19/22	USD	368,000	152
CLP	317,584,000	CBNA	01/19/22	USD	368,000	(4,030)
CLP	304,074,450	GSI	01/19/22	USD	369,000	12,796
COP	2,226,000,000	CBNA	01/18/22	USD	560,000	13,431
COP	2,178,097,500	CBNA	01/18/22	USD	555,000	20,193
COP	2,178,097,500	CBNA	01/18/22	USD	555,000	20,193
EUR	1,302,000	BOA	01/18/22	USD	1,472,266	(10,472)
EUR	1,302,000	BOA	01/18/22	USD	1,472,266	(10,472)
EUR	48,969,000	BNP	03/16/22	USD	55,461,555	(371,529)
MXN	11,568,154	DBAG	01/18/22	USD	552,000	(11,668)
MXN	11,495,601	DBAG	01/18/22	USD	551,000	(9,133)
MXN	15,937,677	GSI	01/18/22	USD	756,000	(20,576)
MXN	15,580,656	GSI	01/18/22	USD	738,000	(21,180)
MXN	15,580,656	GSI	01/18/22	USD	738,000	(21,180)
MXN	12,164,072	GSI	01/18/22	USD	577,000	(15,704)
MXN	9,823,215	HSBC	02/24/22	USD	463,654	(11,862)

See accompanying notes to financial statements.

BHFTII-42

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2021

Forward Foreign Currency Exchange Contracts—Continued)

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
TRY	3,506,000	CBNA	01/04/22	USD	269,382	$4,541
TRY	4,266,000	UBSA	01/04/22	USD	270,000	(52,250)
TRY	4,021,731	BOA	01/13/22	USD	369,000	67,300
TRY	3,505,500	BOA	01/13/22	USD	369,000	106,026
TRY	3,505,500	BOA	01/13/22	USD	369,000	106,027
TRY	3,572,130	DBAG	01/13/22	USD	369,000	101,028
TRY	5,705,950	CBNA	01/18/22	USD	556,000	129,935
ZAR	8,865,619	BOA	01/18/22	USD	553,000	(2,273)
ZAR	17,729,682	BBP	01/18/22	USD	1,111,000	552
ZAR	17,729,682	BBP	01/18/22	USD	1,111,000	552
ZAR	3,303,534	BBP	01/18/22	USD	207,000	93
ZAR	1,356,524	BBP	01/18/22	USD	85,000	38
ZAR	14,993,256	CBNA	01/18/22	USD	937,000	(2,060)

Cross Currency Contracts to Buy
AUD	777,000	GSI	01/18/22	JPY	62,969,354	17,860
AUD	777,000	GSI	01/18/22	JPY	62,969,354	17,860
EUR	156,000	BOA	01/18/22	PLN	719,690	(809)
EUR	156,000	BOA	01/18/22	PLN	719,690	(809)
EUR	1,278,000	UBSA	01/18/22	PLN	5,947,043	(19,306)
EUR	1,278,000	UBSA	01/18/22	PLN	5,947,043	(19,306)
JPY	62,438,530	MSIP	01/18/22	AUD	770,000	(17,382)
JPY	62,438,530	MSIP	01/18/22	AUD	770,000	(17,382)
JPY	62,723,325	GSI	01/18/22	AUD	777,000	(19,999)
JPY	62,723,325	GSI	01/18/22	AUD	777,000	(19,999)
NOK	5,075,489	GSI	01/18/22	EUR	492,000	15,886
NOK	5,075,489	GSI	01/18/22	EUR	492,000	15,886
PLN	6,507,844	BOA	01/18/22	EUR	1,410,639	7,318
PLN	6,507,844	BOA	01/18/22	EUR	1,410,639	7,318

Net Unrealized Appreciation						$304,641

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Appreciation/ (Depreciation)
U.S. Treasury Long Bond Futures	03/22/22	954	USD	153,057,375	$1,407,275
U.S. Treasury Note 2 Year Futures	03/31/22	990	USD	215,990,157	(175,890)
U.S. Treasury Note 5 Year Futures	03/31/22	2,263	USD	273,769,962	484,960
U.S. Treasury Note 10 Year Futures	03/22/22	84	USD	10,959,375	(6,934)
U.S. Treasury Ultra Long Bond Futures	03/22/22	687	USD	135,424,875	3,047,882

Futures Contracts—Short
Euro-Bund Futures	03/08/22	(22)	EUR	(3,770,140)	78,628
Euro-Buxl 30 Year Bond Futures	03/08/22	(114)	EUR	(23,568,360)	1,139,874
U.S. Treasury Note Ultra 10 Year Futures	03/22/22	(799)	USD	(117,003,563)	(918,201)

Net Unrealized Appreciation					$5,057,594

See accompanying notes to financial statements.

BHFTII-43

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2021

Purchased Options

Exchange-Traded Equity Options	Strike Price		Expiration Date	Number of Contracts	Notional Amount		Premiums Paid	Market Value	Unrealized Appreciation/ (Depreciation)
Call - Caesars Entertainment, Inc.	USD	100.000	01/21/22	512	USD	5,120,000	$891,224	$89,088	$(802,136)
Call - Devon Energy Corp.	USD	40.000	01/21/22	1,413	USD	5,652,000	516,798	657,045	140,247
Call - Diamondback Energy, Inc.	USD	115.000	01/21/22	164	USD	1,886,000	161,085	34,112	(126,973)
Call - Ovintiv, Inc.	USD	38.000	01/21/22	411	USD	1,561,800	136,543	18,495	(118,048)

Totals							$1,705,650	$798,740	$(906,910)

Foreign Currency Options	Strike Price		Counterparty	Expiration Date	Number of Contracts	Notional Amount		Premiums Paid	Market Value	Unrealized Appreciation/ (Depreciation)
AUD Call/JPY Put	JPY	83.500	UBSA	01/21/22	3,568,000	AUD	3,568,000	$35,235	$25,105	$(10,130)
EUR Put/HUF Call	HUF	355.000	BOA	03/17/22	194,000	EUR	194,000	25,483	17,026	(8,457)
EUR Put/PLN Call	PLN	4.500	BOA	03/01/22	228,000	EUR	228,000	35,735	30,336	(5,399)
USD Call/CNH Put	CNH	6.700	HSBC	03/10/22	804,000	USD	804,000	158,388	19,128	(139,260)
USD Call/MXN Put	MXN	21.000	HSBC	01/14/22	2,984,000	USD	2,984,000	49,833	8,111	(41,722)
USD Call/TRY Put	TRY	10.000	BOA	01/03/22	1,482,000	USD	1,482,000	44,881	365,910	321,029
USD Call/TRY Put	TRY	10.500	BOA	01/03/22	1,112,000	USD	1,112,000	220,336	232,732	12,396
USD Put/BRL Call	BRL	5.680	BBP	01/18/22	1,842,000	USD	1,842,000	27,538	42,756	15,218
USD Put/CLP Call	CLP	815.000	MSIP	01/06/22	2,224,000	USD	2,224,000	24,686	202	(24,484)
USD Put/CLP Call	CLP	850.000	BOA	02/10/22	735,000	USD	735,000	22,328	12,673	(9,655)
USD Put/RUB Call	RUB	72.000	CBNA	01/14/22	2,966,000	USD	2,966,000	32,212	623	(31,589)
USD Put/RUB Call	RUB	69.000	GSI	02/07/22	260,000	USD	260,000	33,462	757	(32,705)
USD Put/RUB Call	RUB	65.000	JPMC	02/25/22	197,955	USD	197,955	14,352	1,914	(12,438)
USD Put/RUB Call	RUB	67.000	JPMC	02/25/22	198,460	USD	198,460	17,861	195	(17,666)
USD Put/RUB Call	RUB	70.000	CBNA	02/28/22	296,000	USD	296,000	36,704	17,618	(19,086)
USD Put/RUB Call	RUB	68.000	MSIP	03/15/22	222,000	USD	222,000	18,870	3,457	(15,413)
USD Put/TRY Call	TRY	11.000	JPMC	01/21/22	552,000	USD	552,000	13,634	8,867	(4,767)

Totals								$811,538	$787,410	$(24,128)

Interest Rate Swaptions	Strike Rate	Counterparty	Floating Rate Index	Pay/ Receive Floating Rate	Expiration Date	Number of Contracts	Notional Amount		Premiums Paid	Market Value	Unrealized Appreciation/ (Depreciation)
Put - OTC - 10 Year IRS	1.600%	BBP	SOFR	Receive	05/16/22	39,000,000	USD	39,000,000	$373,385	$393,896	$20,511

Options on Exchange-Traded Futures Contracts	Strike Price		Expiration Date	Number of Contracts	Notional Amount		Premiums Paid	Market Value	Unrealized Appreciation/ (Depreciation)
Put - Eurodollar Futures	USD	99.250	06/13/22	826	USD	2,065,000	$92,921	$129,062	$36,141

Written Options

Exchange-Traded Equity Options	Strike Price		Expiration Date	Number of Contracts	Notional Amount		Premiums Received	Market Value	Unrealized Appreciation/ (Depreciation)
Call - Caesars Entertainment, Inc.	USD	130.000	01/21/22	(512)	USD	(6,656,000)	$(313,254)	$(7,168)	$306,086
Call - Devon Energy Corp.	USD	50.000	01/21/22	(1,413)	USD	(7,065,000)	(137,925)	(42,390)	95,535
Call - Diamondback Energy, Inc.	USD	140.000	01/21/22	(164)	USD	(2,296,000)	(53,755)	(1,640)	52,115
Call - Ovintiv, Inc.	USD	50.000	01/21/22	(411)	USD	(2,055,000)	(32,377)	(2,055)	30,322

Totals							$(537,311)	$(53,253)	$484,058

See accompanying notes to financial statements.

BHFTII-44

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2021

Written Options—(Continued)

Foreign Currency Options	Strike Price		Counterparty	Expiration Date	Number of Contracts	Notional Amount		Premiums Received	Market Value	Unrealized Appreciation/ (Depreciation)
AUD Call/JPY Put	JPY	85.000	UBSA	01/21/22	(5,096,000)	AUD	(5,096,000)	$(24,661)	$(9,884)	$14,777
USD Call/CLP Put	CLP	850.000	MSIP	02/08/22	(560,000)	USD	(560,000)	(9,041)	(13,615)	(4,574)
USD Call/CLP Put	CLP	875.000	BOA	02/10/22	(551,000)	USD	(551,000)	(13,938)	(7,512)	6,426
USD Call/MXN Put	MXN	21.600	HSBC	01/14/22	(2,984,000)	USD	(2,984,000)	(25,066)	(1,617)	23,449
USD Call/RUB Put	RUB	76.000	GSI	01/21/22	(1,480,000)	USD	(1,480,000)	(34,588)	(14,717)	19,871
USD Call/TRY Put	TRY	10.000	BOA	01/03/22	(741,000)	USD	(741,000)	(173,178)	(182,955)	(9,777)
USD Call/TRY Put	TRY	10.500	BOA	01/03/22	(2,224,000)	USD	(2,224,000)	(36,073)	(465,463)	(429,390)
USD Put/BRL Call	BRL	5.490	BBP	01/18/22	(1,842,000)	USD	(1,842,000)	(7,847)	(11,118)	(3,271)
USD Put/CLP Call	CLP	780.000	MSIP	01/06/22	(4,448,000)	USD	(4,448,000)	(9,919)	(5)	9,914
USD Put/CLP Call	CLP	820.000	BOA	02/10/22	(1,103,000)	USD	(1,103,000)	(15,573)	(5,806)	9,767
USD Put/RUB Call	RUB	70.500	CBNA	01/14/22	(4,450,000)	USD	(4,450,000)	(19,401)	(5)	19,396

Totals								$(369,285)	$(712,697)	$(343,412)

Interest Rate Swaptions	Strike Rate	Counterparty	Floating Rate Index	Pay/ Receive Floating Rate	Expiration Date	Number of Contracts	Notional Amount		Premiums Received	Market Value	Unrealized Appreciation/ (Depreciation)
Put - OTC - 2 Year IRS	1.400%	BBP	SOFR	Pay	05/16/22	(214,500,000)	USD	(214,500,000)	$(214,500)	$(275,568)	$(61,068)

Options on Exchange-Traded Futures Contracts	Strike Price		Expiration Date	Number of Contracts	Notional Amount		Premiums Received	Market Value	Unrealized Appreciation/ (Depreciation)
Put - Eurodollar Midcurve 1 Year Futures	USD	98.000	06/10/22	(413)	USD	(1,032,500)	$(75,414)	$(56,788)	$18,626

Swap Agreements

Centrally Cleared Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	12M CPURNSA	Maturity	2.337%	Annually	02/02/31	USD	797,000	$(70,013)	$15	$(70,028)
Pay	12M CPURNSA	Maturity	2.474%	Maturity	04/26/31	USD	19,740,210	(1,379,981)	382	(1,380,363)
Pay	12M CPURNSA	Maturity	2.628%	Maturity	05/11/31	USD	4,752,000	(246,019)	93	(246,112)
Pay	12M CPURNSA	Maturity	2.639%	Maturity	05/21/31	USD	16,320,000	(809,553)	318	(809,871)
Pay	12M CPURNSA	Maturity	2.763%	Maturity	11/05/31	USD	8,399,000	(85,639)	172	(85,811)
Pay	12M CPURNSA	Maturity	2.765%	Maturity	11/05/31	USD	8,399,000	(83,285)	172	(83,457)
Pay	12M CPURNSA	Maturity	2.798%	Maturity	11/08/31	USD	3,509,234	(21,853)	72	(21,925)
Pay	12M CPURNSA	Maturity	2.823%	Maturity	11/10/31	USD	4,889,766	(16,517)	100	(16,617)
Pay	12M CPURNSA	Maturity	2.878%	Maturity	11/01/31	USD	8,003,000	21,641	164	21,477
Pay	12M CPURNSA	Maturity	2.888%	Maturity	10/29/31	USD	8,000,000	31,617	164	31,453
Pay	12M CPURNSA	Maturity	2.893%	Maturity	11/15/31	USD	4,199,500	19,347	86	19,261
Pay	12M CPURNSA	Maturity	2.925%	Maturity	11/15/31	USD	4,199,500	34,849	86	34,763
Receive	3M LIBOR	Quarterly	0.509%	Quarterly	04/07/24	USD	8,549,000	93,822	50	93,772
Receive	3M LIBOR	Quarterly	2.915%	Quarterly	08/23/26	USD	110,000	(7,911)	2	(7,913)
Receive	3M LIBOR	Quarterly	3.156%	Quarterly	10/03/28	USD	1,279,000	(141,695)	18	(141,713)

Totals								$(2,661,190)	$1,894	$(2,663,084)

OTC Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)(1)
Pay	3M CLOIS	Semi-Annually	1.650%	Semi-Annually	05/28/23	BOA	CLP	3,163,924,000	$(204,206)	$—	$(204,206)
Pay	3M COOVI	Quarterly	6.180%	Quarterly	12/13/26	GSI	COP	1,780,548,052	131	—	131

See accompanying notes to financial statements.

BHFTII-45

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2021

OTC Interest Rate Swaps—(Continued)

Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)(1)
Pay	3M COOVI	Quarterly	6.240%	Quarterly	12/09/26	GSI	COP	1,800,554,210	$1,295	$—	$1,295
Pay	3M COOVI	Quarterly	6.285%	Quarterly	11/22/26	GSI	COP	3,609,464,885	4,379	—	4,379
Pay	3M COOVI	Quarterly	6.355%	Quarterly	11/23/26	JPMC	COP	1,804,732,443	3,523	—	3,523
Pay	3M COOVI	Quarterly	6.410%	Quarterly	11/24/26	JPMC	COP	1,774,653,568	4,493	—	4,493
Pay	3M COOVI	Quarterly	6.460%	Quarterly	11/29/26	GSI	COP	3,621,114,578	11,076	—	11,076
Receive	3M CLOIS	Semi-Annually	1.420%	Semi-Annually	04/01/23	BOA	CLP	3,163,924,000	189,224	—	189,224
Receive	3M COOVI	Quarterly	5.620%	Quarterly	12/13/23	GSI	COP	4,061,250,101	2,306	—	2,306
Receive	3M COOVI	Quarterly	5.640%	Quarterly	11/22/23	GSI	COP	8,201,505,866	3,088	—	3,088
Receive	3M COOVI	Quarterly	5.645%	Quarterly	12/09/23	GSI	COP	4,101,262,417	1,823	—	1,823
Receive	3M COOVI	Quarterly	5.690%	Quarterly	11/23/23	JPMC	COP	4,110,779,224	670	—	670
Receive	3M COOVI	Quarterly	5.760%	Quarterly	11/24/23	JPMC	COP	4,010,516,315	(603)	—	(603)
Receive	3M COOVI	Quarterly	5.800%	Quarterly	11/29/23	GSI	COP	8,242,537,151	(2,559)	—	(2,559)

Totals									$14,640	$—	$14,640

Centrally Cleared Credit Default Swaps on Credit Indices—Buy Protection (a)

Reference Obligation	Fixed Deal (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2021(b)	Notional Amount(c)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX.NA.HY.33.V12	(5.000%)	Quarterly	12/20/24	0.000%	USD	4,786,420	$(386,106)	$57,982	$(444,088)
CDX.NA.IG.37.V1	(1.000%)	Quarterly	12/20/26	0.000%	USD	3,820,000	(93,338)	(84,033)	(9,305)

Totals							$(479,444)	$(26,051)	$(453,393)

OTC Credit Default Swaps on Corporate and Sovereign Issues—Buy Protection (a)

Reference Obligation	Fixed Deal (Pay) Rate	Payment Frequency	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2021(b)	Notional Amount(c)		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Avis Budget Group, Inc. 5.250%, due 03/15/25	(5.000%)	Quarterly	12/20/24	JPMC	1.247%	USD	460,000	$(50,348)	$22,952	$(73,300)
Avis Budget Group, Inc. 5.250%, due 03/15/25	(5.000%)	Quarterly	06/20/25	JPMC	1.482%	USD	480,000	(56,927)	41,425	(98,352)
Beazer Homes USA, Inc. 6.750%, due 03/15/25	(5.000%)	Quarterly	06/20/24	BNP	1.560%	USD	250,000	(20,841)	(7,289)	(13,552)
Beazer Homes USA, Inc. 6.750%, due 03/15/25	(5.000%)	Quarterly	06/20/24	BNP	1.560%	USD	250,000	(20,841)	(7,865)	(12,976)
Beazer Homes USA, Inc. 6.750%, due 03/15/25	(5.000%)	Quarterly	06/20/24	BBP	1.560%	USD	250,000	(20,841)	(8,255)	(12,586)
Boeing Co. 8.750%, due 08/15/21	(1.000%)	Quarterly	12/20/24	BNP	0.782%	USD	460,000	(2,942)	(5,457)	2,515
Boeing Co. 8.750%, due 08/15/21	(1.000%)	Quarterly	12/20/24	MSIP	0.782%	USD	1,185,000	(7,579)	(8,330)	751
Brazil Government International Bond 4.250%, due 01/1/25	(1.000%)	Quarterly	12/20/24	BBP	1.383%	USD	740,000	8,269	10,909	(2,640)
Brazil Government International Bond 4.250%, due 01/1/25	(1.000%)	Quarterly	12/20/24	BBP	1.383%	USD	526,000	5,878	7,754	(1,876)
Brazil Government International Bond 4.250%, due 01/1/25	(1.000%)	Quarterly	12/20/24	BBP	1.383%	USD	525,000	5,866	7,889	(2,023)
Brazil Government International Bond 4.250%, due 01/1/25	(1.000%)	Quarterly	12/20/24	BBP	1.383%	USD	524,000	5,855	7,874	(2,019)
Brazil Government International Bond 4.250%, due 01/1/25	(1.000%)	Quarterly	12/20/24	BBP	1.383%	USD	520,000	5,811	7,814	(2,003)

See accompanying notes to financial statements.

BHFTII-46

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2021

OTC Credit Default Swaps on Corporate and Sovereign Issues—Buy Protection (a)—(Continued)

Reference Obligation	Fixed Deal (Pay) Rate	Payment Frequency	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2021(b)	Notional Amount(c)		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Brazil Government International Bond 4.250%, due 01/1/25	(1.000%)	Quarterly	12/20/24	BBP	1.383%	USD	314,000	$3,509	$4,629	$(1,120)
Brazil Government International Bond 4.250%, due 01/07/25	(1.000%)	Quarterly	12/20/26	BBP	2.031%	USD	3,372,600	162,795	147,950	14,845
Brazil Government International Bond 4.250%, due 01/1/25	(1.000%)	Quarterly	12/20/26	BBP	2.031%	USD	553,000	26,693	32,514	(5,821)
Brazil Government International Bond 4.250%, due 01/1/25	(1.000%)	Quarterly	12/20/26	BBP	2.031%	USD	552,000	26,645	28,331	(1,686)
Brazil Government International Bond 4.250%, due 01/1/25	(1.000%)	Quarterly	12/20/26	BBP	2.031%	USD	552,000	26,645	29,061	(2,416)
Brazil Government International Bond 4.250%, due 01/1/25	(1.000%)	Quarterly	12/20/26	BBP	2.031%	USD	552,000	26,645	29,061	(2,416)
Brazil Government International Bond 4.250%, due 01/1/25	(1.000%)	Quarterly	12/20/26	BBP	2.031%	USD	550,000	26,548	28,713	(2,165)
Brazil Government International Bond 4.250%, due 01/1/25	(1.000%)	Quarterly	12/20/26	BBP	2.031%	USD	550,000	26,548	30,654	(4,106)
Brazil Government International Bond 4.250%, due 01/1/25	(1.000%)	Quarterly	12/20/26	JPMC	2.031%	USD	490,000	23,652	26,038	(2,386)
Brazil Government International Bond 4.250%, due 01/1/25	(1.000%)	Quarterly	12/20/26	JPMC	2.031%	USD	490,000	23,652	26,682	(3,030)
Brazil Government International Bond 4.250%, due 01/1/25	(1.000%)	Quarterly	12/20/26	MSIP	2.031%	USD	490,000	23,652	26,790	(3,138)
Brazil Government International Bond 4.250%, due 01/1/25	(1.000%)	Quarterly	12/20/26	MSIP	2.031%	USD	469,000	22,639	26,052	(3,413)
Broadcom, Inc. 4.750%, due 04/15/29	(1.000%)	Quarterly	12/20/24	JPMC	0.405%	USD	285,000	(5,019)	5,191	(10,210)
Chile Government International Bond 3.240%, due 02/06/28	(1.000%)	Quarterly	12/20/26	BBP	0.710%	USD	1,098,000	(15,442)	(13,430)	(2,012)
Colombia Government International Bond 10.375%, due 01/28/33	(1.000%)	Quarterly	12/20/26	GSI	2.026%	USD	3,838,000	184,209	85,634	98,575
Colombia Government International Bond 10.375%, due 01/28/33	(1.000%)	Quarterly	12/20/26	GSI	2.026%	USD	1,833,000	87,977	40,898	47,079
Indonesia Government International Bond 3.700%, due 01/08/22	(1.000%)	Quarterly	12/20/26	JPMC	0.755%	USD	5,397,000	(63,769)	(59,038)	(4,731)
Mexico Government International Bond 4.150%, due 03/28/27	(1.000%)	Quarterly	12/20/26	MSIP	0.913%	USD	3,414,000	(14,281)	(5,888)	(8,393)
Mexico Government International Bond 4.150%, due 03/28/27	(1.000%)	Quarterly	12/20/26	MSIP	0.913%	USD	11,699,050	(48,937)	(20,176)	(28,761)
Occidental Petroleum Corp. 5.550%, due 03/15/26	(1.000%)	Quarterly	12/20/24	BBP	1.223%	USD	970,000	6,266	302,782	(296,516)
Philippines Government International Bond 10.625%, due 03/16/25	(1.000%)	Quarterly	12/20/26	JPMC	0.570%	USD	3,913,035	(81,549)	(99,658)	18,109
Republic of South Africa Government International Bond 5.875%, due 09/16/25	(1.000%)	Quarterly	12/20/26	BBP	2.020%	USD	978,694	46,818	49,111	(2,293)
Republic of South Africa Government International Bond 5.875%, due 09/16/25	(1.000%)	Quarterly	12/20/26	CBNA	2.020%	USD	878,613	42,030	43,895	(1,865)
Republic of South Africa Government International Bond 5.875%, due 09/16/25	(1.000%)	Quarterly	12/20/26	GSI	2.020%	USD	3,898,191	186,478	180,676	5,802
Tenet Healthcare Corp. 6.875%, due 11/15/31	(5.000%)	Quarterly	06/20/24	BBP	1.786%	USD	499,000	(38,848)	(2,903)	(35,945)

Totals								$556,916	$1,012,990	$(456,074)

See accompanying notes to financial statements.

BHFTII-47

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2021

OTC Credit Default Swaps on Corporate Issues—Sell Protection (d)

Reference Obligation	Fixed Deal Receive Rate	Payment Frequency	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2021(b)	Notional Amount(c)		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Broadcom, Inc. 4.750%, due 04/15/29	1.000%	Quarterly	06/20/24	CBNA	0.352%	USD	3,239,000	$51,717	$(122,389)	$174,106
Fibra Uno REIT 6.390%, due 01/15/50	1.000%	Quarterly	06/20/26	CBNA	2.593%	USD	69,000	(4,508)	(6,899)	2,391
Fibra Uno REIT 6.390%, due 01/15/50	1.000%	Quarterly	06/20/26	CBNA	2.593%	USD	272,000	(17,768)	(27,138)	9,370

Totals								$29,441	$(156,426)	$185,867

OTC Credit Default Swaps on Credit Indices—Buy Protection (a)

Reference Obligation	Fixed Deal (Pay) Rate	Payment Frequency	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2021(b)	Notional Amount(c)		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CMBX.NA.AAA.V6	(0.500%)	Monthly	05/11/63	DBAG	0.268%	USD	1,001,000	$(1,417)	$145	$(1,562)
CMBX.NA.AAA.V6	(0.500%)	Monthly	05/11/63	DBAG	0.268%	USD	2,340,000	(3,312)	(883)	(2,429)
CMBX.NA.AAA.V9	(0.500%)	Monthly	09/17/58	CSI	0.280%	USD	1,610,000	(12,883)	19,805	(32,688)
CMBX.NA.AAA.V9	(0.500%)	Monthly	09/17/58	DBAG	0.280%	USD	1,280,000	(10,242)	15,972	(26,214)
CMBX.NA.AAA.V9	(0.500%)	Monthly	09/17/58	MSIP	0.280%	USD	900,000	(7,201)	11,071	(18,272)
CMBX.NA.AAA.V9	(0.500%)	Monthly	09/17/58	MSIP	0.280%	USD	1,090,000	(8,722)	13,409	(22,131)
CMBX.NA.AAA.V9	(0.500%)	Monthly	09/17/58	MSIP	0.280%	USD	1,960,000	(15,683)	26,423	(42,106)
CMBX.NA.BBB-.V14	(3.000%)	Monthly	12/16/72	GSI	3.669%	USD	210,000	9,846	10,528	(682)
CMBX.NA.BBB-.V6	(3.000%)	Monthly	05/11/63	JPMC	52.628%	USD	340,000	95,124	34,298	60,826
CMBX.NA.BBB-.V9	(3.000%)	Monthly	09/17/58	CGM	5.810%	USD	500,000	46,983	16,440	30,543
CMBX.NA.BBB-.V9	(3.000%)	Monthly	09/17/58	MSIP	5.810%	USD	105,000	9,866	5,653	4,213

Totals								$102,359	$152,861	$(50,502)

OTC Credit Default Swaps on Credit Indices—Sell Protection (d)

Reference Obligation	Fixed Deal Receive Rate	Payment Frequency	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2021(b)	Notional Amount(c)		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CMBX.NA.A.V10	2.000%	Monthly	11/17/59	DBAG	2.080%	USD	660,000	$(2,360)	$(30,601)	$28,241
CMBX.NA.A.V10	2.000%	Monthly	11/17/59	DBAG	2.080%	USD	1,310,000	(4,685)	(59,736)	55,051
CMBX.NA.AAA.V7	0.500%	Monthly	01/17/47	CSI	0.186%	USD	5,000,000	26,629	(156,398)	183,027
CMBX.NA.BBB-.V10	3.000%	Monthly	11/17/59	JPMC	5.142%	USD	40,000	(3,577)	(3,575)	(2)
CMBX.NA.BBB-.V6	3.000%	Monthly	05/11/63	CSI	52.628%	USD	340,000	(95,124)	(28,925)	(66,199)
CMBX.NA.BBB-.V9	3.000%	Monthly	09/17/58	DBAG	5.810%	USD	467,000	(43,882)	(57,312)	13,430
CMBX.NA.BBB-.V9	3.000%	Monthly	09/17/58	GSI	5.810%	USD	210,000	(19,733)	(22,753)	3,020
CMBX.NA.BBB-.V9	3.000%	Monthly	09/17/58	JPMC	5.810%	USD	130,000	(12,215)	(28,521)	16,306
CMBX.NA.BBB-.V9	3.000%	Monthly	09/17/58	MSIP	5.810%	USD	236,000	(22,176)	(11,152)	(11,024)
CMBX.NA.BBB-.V9	3.000%	Monthly	09/17/58	MSIP	5.810%	USD	240,000	(22,552)	(309)	(22,243)

Totals								$(199,675)	$(399,282)	$199,607

OTC Total Return Swaps

Pay/Receive FloatingRate	Floating Rate Index	Payment Frequency	Maturity Date	Counterparty	Underlying Reference Instrument	Notional Amount	Market Value	Upfront Premium Paid	Unrealized Appreciation/ (Depreciation)(1)
Receive	12M SOFR	Quarterly	06/10/22	BNP	Universal Health Services, Inc.	USD 355,285	$(5,040)	$—	$(5,040)

See accompanying notes to financial statements.

BHFTII-48

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2021

(a)	If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or indices as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
(c)	The maximum potential amount of future undiscounted payments that the Portfolio could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of purchased protection credit default swap contracts entered into by the Portfolio for the same referenced debt obligation.
(d)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(1)	There is no upfront payment premium paid or (received) therefore Market Value equals Unrealized Appreciation/(Depreciation).

Securities in the amount of $199,238 have been received at the custodian bank as collateral for OTC swap contracts, OTC option contracts and forward foreign currency exchange contracts.

Glossary of Abbreviations

Counterparties

(BBP)—	Barclays Bank plc
(BNP)—	BNP Paribas S.A.
(BOA)—	Bank of America N.A.
(CBNA)—	Citibank N.A.
(CGM)—	Citigroup Global Markets, Inc.
(CSI)—	Credit Suisse International
(DBAG)—	Deutsche Bank AG
(GSI)—	Goldman Sachs International
(HSBC)—	HSBC Bank plc
(JPMC)—	JPMorgan Chase Bank N.A.
(MSIP)—	Morgan Stanley & Co. International plc
(UBSA)—	UBS AG

Currencies

(AUD)—	Australian Dollar
(BRL)—	Brazilian Real
(CAD)—	Canadian Dollar
(CLP)—	Chilean Peso
(COP)—	Colombian Peso
(EUR)—	Euro
(JPY)—	Japanese Yen
(KZT)—	Kazakhstani Tenge
(MXN)—	Mexican Peso
(NOK)—	Norwegian Krone
(PLN)—	Polish Zloty
(RUB)—	Russian Ruble
(THB)—	Thai Baht
(TRY)—	Turkish Lira
(USD)—	United States Dollar
(ZAR)—	South African Rand

Index Abbreviations

(CDX.NA.HY)—	Markit North America High Yield CDS Index
(CDX.NA.IG)—	Markit North America Investment Grade CDS Index
(CLOIS)—	Sinacofi Chile Interbank Rate Average
(CMBX.NA.A)—	Markit North America A Rated CMBS Index
(CMBX.NA.AAA)—	Markit North America AAA Rated CMBS Index
(CMBX.NA.BBB-)—	Markit North America BBB- Rated CMBS Index
(COOVI)—	Colombia Overnight Nominal Interbank Rate
(CPURNSA)—	U.S. Consumer Price Index for All Urban Consumers Non-Seasonally Adjusted
(EURIBOR)—	Euro InterBank Offered Rate
(H15)—	U.S. Treasury Yield Curve Rate T-Note Constant Maturity Index
(LIBOR)—	London Interbank Offered Rate
(PRIME)—	U.S. Federal Reserve Prime Rate
(SOFR)—	Secured Overnight Financing Rate
(SOFR30A)—	Secured Overnight Financing Rate 30-Day Average

Other Abbreviations

(CLO)—	Collateralized Loan Obligation
(ARM)—	Adjustable-Rate Mortgage
(CDO)—	Collateralized Debt Obligation
(CMO)—	Collateralized Mortgage Obligation
(DAC)—	Designated Activity Company
(ICE)—	Intercontinental Exchange, Inc.
(IRS)—	Interest Rate Swap
(REIT)—	Real Estate Investment Trust
(REMIC)—	Real Estate Mortgage Investment Conduit
(STACR)—	Structured Agency Credit Risk

See accompanying notes to financial statements.

BHFTII-49

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2021

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2021:

Description	Level 1	Level 2	Level 3	Total
Total U.S. Treasury & Government Agencies*	$—	$1,682,817,612	$—	$1,682,817,612
Corporate Bonds & Notes
Advertising	—	2,379,195	—	2,379,195
Aerospace/Defense	—	38,609,564	—	38,609,564
Agriculture	—	13,869,263	—	13,869,263
Airlines	—	21,138,526	—	21,138,526
Apparel	—	270,843	—	270,843
Auto Manufacturers	—	21,772,495	—	21,772,495
Auto Parts & Equipment	—	550,428	—	550,428
Banks	—	279,368,246	—	279,368,246
Beverages	—	16,624,888	—	16,624,888
Biotechnology	—	9,186,871	—	9,186,871
Building Materials	—	4,935,951	—	4,935,951
Chemicals	—	13,902,348	—	13,902,348
Commercial Services	—	20,352,789	—	20,352,789
Computers	—	13,471,467	—	13,471,467
Distribution/Wholesale	—	820,095	—	820,095
Diversified Financial Services	—	19,078,263	—	19,078,263
Electric	—	100,299,366	—	100,299,366
Electronics	—	2,827,355	—	2,827,355
Energy-Alternate Sources	—	514,137	—	514,137
Engineering & Construction	—	3,405,199	—	3,405,199
Entertainment	—	10,687,393	—	10,687,393
Environmental Control	—	3,390,378	—	3,390,378
Food	—	5,969,305	—	5,969,305
Food Service	—	512,740	—	512,740
Forest Products & Paper	—	1,942,177	—	1,942,177
Gas	—	4,663,822	—	4,663,822
Healthcare-Products	—	9,600,269	—	9,600,269
Healthcare-Services	—	35,514,238	—	35,514,238
Home Builders	—	7,006,607	1,236,967	8,243,574
Insurance	—	12,794,948	—	12,794,948
Internet	—	4,951,177	—	4,951,177
Iron/Steel	—	376,025	—	376,025
Lodging	—	2,649,196	—	2,649,196
Machinery-Diversified	—	5,296,023	—	5,296,023
Media	—	40,956,300	—	40,956,300
Mining	—	11,193,225	—	11,193,225
Miscellaneous Manufacturing	—	5,607,028	—	5,607,028
Oil & Gas	—	44,588,939	—	44,588,939

See accompanying notes to financial statements.

BHFTII-50

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2021

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Oil & Gas Services	$—	$457,697	$—	$457,697
Packaging & Containers	—	868,773	—	868,773
Pharmaceuticals	—	49,723,886	—	49,723,886
Pipelines	—	70,535,897	—	70,535,897
Real Estate	—	2,893,367	1,162,200	4,055,567
Real Estate Investment Trusts	—	53,326,687	—	53,326,687
Retail	—	18,449,194	—	18,449,194
Semiconductors	—	42,685,652	—	42,685,652
Shipbuilding	—	2,963,799	—	2,963,799
Software	—	47,838,482	—	47,838,482
Telecommunications	—	85,696,090	—	85,696,090
Transportation	—	23,524,723	—	23,524,723
Trucking & Leasing	—	3,711,710	—	3,711,710
Total Corporate Bonds & Notes	—	1,193,753,036	2,399,167	1,196,152,203
Asset-Backed Securities
Asset-Backed - Credit Card	—	852,917	—	852,917
Asset-Backed - Home Equity	—	23,155,694	—	23,155,694
Asset-Backed - Manufactured Housing	—	11,838,804	—	11,838,804
Asset-Backed - Other	—	400,770,736	3,682,175	404,452,911
Asset-Backed - Student Loan	—	33,756,509	—	33,756,509
Total Asset-Backed Securities	—	470,374,660	3,682,175	474,056,835
Total Mortgage-Backed Securities*	—	234,255,800	—	234,255,800
Floating Rate Loans
Advertising	—	104,385	—	104,385
Aerospace/Defense	—	322,402	—	322,402
Airlines	—	4,329,930	—	4,329,930
Apparel	—	876,700	—	876,700
Beverages	—	704,400	—	704,400
Building Materials (Less Unfunded Loan Commitments of $29,272)	—	2,206,277	—	2,206,277
Chemicals	—	3,263,311	—	3,263,311
Commercial Services (Less Unfunded Loan Commitments of $214,000)	—	8,275,276	1,190,500	9,465,776
Cosmetics/Personal Care	—	213,789	—	213,789
Distribution/Wholesale	—	228,599	—	228,599
Electric	—	1,345,043	—	1,345,043
Entertainment	—	13,018,848	—	13,018,848
Environmental Control	—	576,381	—	576,381
Food	—	304,273	—	304,273
Healthcare-Products	—	3,584,118	—	3,584,118
Healthcare-Services	—	514,730	—	514,730
Household Products/Wares	—	272,250	—	272,250
Housewares	—	340,427	—	340,427
Internet	—	203,914	—	203,914
Lodging	—	7,973,140	—	7,973,140
Machinery-Diversified	—	610,694	—	610,694
Media	—	2,822,111	—	2,822,111
Metal Fabricate/Hardware	—	429,047	—	429,047
Mining	—	216,639	—	216,639
Oil & Gas	—	696,169	—	696,169
Packaging & Containers	—	352,000	—	352,000
Pharmaceuticals	—	1,421,338	—	1,421,338
Pipelines	—	3,539,818	—	3,539,818
Real Estate Investment Trusts	—	502,920	—	502,920
Retail	—	7,114,498	—	7,114,498
Software	—	2,302,004	—	2,302,004
Telecommunications (Less Unfunded Loan Commitments of $76,482)	—	2,179,712	—	2,179,712
Transportation	—	2,355,020	—	2,355,020
Total Floating Rate Loans (Less Unfunded Loan Commitments of $319,754)	—	73,200,163	1,190,500	74,390,663

See accompanying notes to financial statements.

BHFTII-51

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2021

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Total Foreign Government*	$—	$34,790,907	$—	$34,790,907
Total Municipals*	—	24,252,962	—	24,252,962
Total Common Stocks*	16,966,042	—	—	16,966,042
Total Preferred Stock*	—	—	2,601,720	2,601,720
Total Warrants*	851,813	—	—	851,813
Total Convertible Bonds*	—	181,788	—	181,788
Total Escrow Shares*	—	—	1	1
Total Short-Term Investment*	—	555,703,334	—	555,703,334
Securities Lending Reinvestments
Certificate of Deposit	—	299,796	—	299,796
Repurchase Agreements	—	22,979,435	—	22,979,435
Mutual Funds	6,000,000	—	—	6,000,000
Total Securities Lending Reinvestments	6,000,000	23,279,231	—	29,279,231
Purchased Options
Exchange-Traded Equity Options at Value	798,740	—	—	798,740
Foreign Currency Options at Value	—	787,410	—	787,410
Interest Rate Swaptions at Value	—	393,896	—	393,896
Options on Exchange-Traded Futures Contracts at Value	129,062	—	—	129,062
Total Purchased Options	927,802	1,181,306	—	2,109,108
Total Net Investments	$24,745,657	$4,293,790,799	$9,873,563	$4,328,410,019

Collateral for Securities Loaned (Liability)	$—	$(29,279,200)	$—	$(29,279,200)
TBA Forward Sales Commitments	$—	$(17,358,140)	$—	$(17,358,140)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$1,316,633	$—	$1,316,633
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(1,011,992)	—	(1,011,992)
Total Forward Contracts	$—	$304,641	$—	$304,641
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$6,158,619	$—	$—	$6,158,619
Futures Contracts (Unrealized Depreciation)	(1,101,025)	—	—	(1,101,025)
Total Futures Contracts	$5,057,594	$—	$—	$5,057,594
Written Options
Exchange-Traded Equity Options at Value	$(53,253)	$—	$—	$(53,253)
Foreign Currency Options at Value	—	(712,697)	—	(712,697)
Interest Rate Swaptions at Value	—	(275,568)	—	(275,568)
Options on Exchange-Traded Futures Contracts at Value	(56,788)	—	—	(56,788)
Total Written Options	$(110,041)	$(988,265)	$—	$(1,098,306)
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Appreciation)	$—	$200,726	$—	$200,726
Centrally Cleared Swap Contracts (Unrealized Depreciation)	—	(3,317,203)	—	(3,317,203)
Total Centrally Cleared Swap Contracts	$—	$(3,116,477)	$—	$(3,116,477)
OTC Swap Contracts
OTC Swap Contracts at Value (Assets)	$—	$1,467,253	$—	$1,467,253
OTC Swap Contracts at Value (Liabilities)	—	(968,612)	—	(968,612)
Total OTC Swap Contracts	$—	$498,641	$—	$498,641

*	See Schedule of Investments for additional detailed categorizations.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended December 31, 2021 is not presented.

During the year ended December 31, 2021, a transfer from Level 3 to Level 2 in the amount of $1,701,859 was due to the initiation of a vendor or broker providing prices based on market indications which have been determined to be significant observable inputs.

See accompanying notes to financial statements.

BHFTII-52

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Statement of Assets and Liabilities

December 31, 2021

Assets
Investments at value (a) (b) (c)	$3,772,706,685
Repurchase Agreement at value which equals cost	555,703,334
Cash	695,414
Cash denominated in foreign currencies (d)	16,935,099
Cash collateral (e)	5,013,520
OTC swap contracts at market value (f)	1,467,253
Unrealized appreciation on forward foreign currency exchange contracts	1,316,633
Receivable for:
Investments sold	77,437,581
TBA securities sold (g)	606,426,549
Fund shares sold	1,551,577
Principal paydowns	5,181
Dividends and interest	17,724,543
Variation margin on futures contracts	1,554,798
Interest on OTC swap contracts	38,909
Variation margin on centrally cleared swap contracts	265,816
Prepaid expenses	10,627
Other assets	4,479

Total Assets	5,058,857,998
Liabilities
Written options at value (h)	1,098,306
TBA Forward sales commitments, at value	17,358,140
OTC swap contracts at market value (i)	968,612
Cash collateral for OTC swap contracts and forward foreign currency exchange contracts	1,175,100
Unrealized depreciation on forward foreign currency exchange contracts	1,011,992
Collateral for securities loaned	29,279,200
Payables for:
Investments purchased	6,450,174
TBA securities purchased (g)	1,333,451,273
Fund shares redeemed	359,956
Interest on forward sales commitments	29,245
Interest on OTC swap contracts	57,456
Accrued Expenses:
Management fees	1,623,145
Distribution and service fees	127,740
Deferred trustees’ fees	178,556
Other expenses	958,026

Total Liabilities	1,394,126,921

Net Assets	$3,664,731,077

Net Assets Consist of:
Paid in surplus	$3,583,142,072
Distributable earnings (Accumulated losses)	81,589,005

Net Assets	$3,664,731,077

Net Assets
Class A	$3,024,674,372
Class B	539,885,280
Class E	100,171,425
Capital Shares Outstanding*
Class A	27,968,429
Class B	5,099,528
Class E	936,079
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$108.15
Class B	105.87
Class E	107.01

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding repurchase agreement, was $3,763,499,454.
(b)	Includes securities loaned at value of $54,053,946.
(c)	Investments at value is net of unfunded loan commitments of $319,754.
(d)	Identified cost of cash denominated in foreign currencies was $16,717,810.
(e)	Includes collateral of $4,673,520 for centrally cleared swap contracts and $340,000 for OTC swap contracts and forward foreign currency exchange contracts.
(f)	Net premium paid on OTC swap contracts was $969,843.
(g)	Included within TBA securities sold is $17,773,145 related to TBA forward sale commitments and included within TBA securities purchased is $299,190 related to TBA forward sale commitments.
(h)	Premiums received on written options were $1,196,510.
(i)	Premiums received on OTC swap options were $359,700.

Statement of Operations

Year Ended December 31, 2021

Investment Income
Dividends (a)	$49,951
Interest (b)	80,712,398
Securities lending income	69,767

Total investment income	80,832,116
Expenses
Management fees	12,044,802
Administration fees	137,788
Custodian and accounting fees	944,190
Distribution and service fees—Class B	1,333,802
Distribution and service fees—Class E	146,225
Audit and tax services	127,848
Legal	43,898
Trustees’ fees and expenses	51,036
Shareholder reporting	110,488
Insurance	25,496
Miscellaneous	37,792

Total expenses	15,003,365
Less management fee waiver	(273)

Net expenses	15,003,092

Net Investment Income	65,829,024

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on :
Investments (c)	23,076,188
Purchased options	(236,296)
Futures contracts	(3,696,961)
Written options	3,656,599
Swap contracts	(8,445,010)
Foreign currency transactions	1,583,704
Forward foreign currency transactions	(294,068)

Net realized gain (loss)	15,644,156

Net change in unrealized appreciation (depreciation) on:
Investments (d)	(99,479,403)
Purchased options	(2,500,690)
Futures contracts	5,857,324
Written options	208,111
Swap contracts	(1,839,916)
Foreign currency transactions	(64,926)
Forward foreign currency transactions	3,122,451

Net change in unrealized appreciation (depreciation)	(94,697,049)

Net realized and unrealized gain (loss)	(79,052,893)

Net Increase (Decrease) in Net Assets From Operations	$(13,223,869)

(a)	Net of foreign withholding taxes of $183.
(b)	Net of foreign withholding taxes of $29,000.
(c)	Net of foreign capital gains tax of $54,120.
(d)	Includes change in foreign capital gains tax of $137,288.

See accompanying notes to financial statements.

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Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2021	Year Ended December 31, 2020
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$65,829,024	$78,792,001
Net realized gain (loss)	15,644,156	165,181,523
Net change in unrealized appreciation (depreciation)	(94,697,049)	27,392,493

Increase (decrease) in net assets from operations	(13,223,869)	271,366,017

From Distributions to Shareholders
Class A	(142,633,860)	(98,356,164)
Class B	(24,157,106)	(15,658,619)
Class E	(4,453,779)	(3,240,127)

Total distributions	(171,244,745)	(117,254,910)

Increase (decrease) in net assets from capital share transactions	441,537,912	(156,956,437)

Total increase (decrease) in net assets	257,069,298	(2,845,330)

Net Assets
Beginning of period	3,407,661,779	3,410,507,109

End of period	$3,664,731,077	$3,407,661,779

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2021		Year Ended December 31, 2020
	Shares	Value	Shares	Value
Class A
Sales	3,288,324	$368,682,181	533,831	$59,541,642
Reinvestments	1,330,540	142,633,860	897,492	98,356,164
Redemptions	(1,210,376)	(132,347,085)	(3,021,322)	(334,672,260)

Net increase (decrease)	3,408,488	$378,968,956	(1,589,999)	$(176,774,454)

Class B
Sales	857,087	$92,884,144	911,392	$99,786,527
Reinvestments	229,871	24,157,106	145,594	15,658,619
Redemptions	(612,768)	(65,995,465)	(824,646)	(89,481,549)

Net increase (decrease)	474,190	$51,045,785	232,340	$25,963,597

Class E
Sales	166,093	$18,163,220	69,281	$7,650,613
Reinvestments	41,953	4,453,779	29,841	3,240,127
Redemptions	(101,975)	(11,093,828)	(154,960)	(17,036,320)

Net increase (decrease)	106,071	$11,523,171	(55,838)	$(6,145,580)

Increase (decrease) derived from capital shares transactions		$441,537,912		$(156,956,437)

See accompanying notes to financial statements.

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BlackRock Bond Income Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$113.91	$108.84	$102.94	$106.93	$106.00

Income (Loss) from Investment Operations
Net investment income (loss) (a)	2.04	2.67	3.39	3.33	3.18
Net realized and unrealized gain (loss)	(2.58)	6.54	6.56	(3.77)	1.13

Total income (loss) from investment operations	(0.54)	9.21	9.95	(0.44)	4.31

Less Distributions
Distributions from net investment income	(3.05)	(4.14)	(4.05)	(3.55)	(3.38)
Distributions from net realized capital gains	(2.17)	0.00	0.00	0.00	0.00

Total distributions	(5.22)	(4.14)	(4.05)	(3.55)	(3.38)

Net Asset Value, End of Period	$108.15	$113.91	$108.84	$102.94	$106.93

Total Return (%) (b)	(0.43)	8.60	9.83	(0.36)	4.10

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.37	0.39	0.39	0.43	0.51
Gross ratio of expenses to average net assets excluding interest expense (%)	0.37	0.39	0.38	0.37	0.37
Net ratio of expenses to average net assets (%) (c)	0.37	0.39	0.39	0.43	0.51
Net ratio of expenses to average net assets excluding interest expense (%) (c)	0.37	0.39	0.38	0.37	0.37
Ratio of net investment income (loss) to average net assets (%)	1.86	2.40	3.18	3.22	2.98
Portfolio turnover rate (%)	486 (d)	437 (d)	482 (d)	439 (d)	615 (d)
Net assets, end of period (in millions)	$3,024.7	$2,797.7	$2,846.1	$2,977.2	$3,256.0

	Class B
	Year Ended December 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$111.65	$106.74	$101.01	$104.98	$104.12

Income (Loss) from Investment Operations
Net investment income (loss) (a)	1.73	2.34	3.06	3.02	2.86
Net realized and unrealized gain (loss)	(2.54)	6.42	6.44	(3.71)	1.11

Total income (loss) from investment operations	(0.81)	8.76	9.50	(0.69)	3.97

Less Distributions
Distributions from net investment income	(2.80)	(3.85)	(3.77)	(3.28)	(3.11)
Distributions from net realized capital gains	(2.17)	0.00	0.00	0.00	0.00

Total distributions	(4.97)	(3.85)	(3.77)	(3.28)	(3.11)

Net Asset Value, End of Period	$105.87	$111.65	$106.74	$101.01	$104.98

Total Return (%) (b)	(0.69)	8.34	9.55	(0.62)	3.85

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.62	0.64	0.64	0.68	0.76
Gross ratio of expenses to average net assets excluding interest expense (%)	0.62	0.64	0.63	0.62	0.62
Net ratio of expenses to average net assets (%) (c)	0.62	0.64	0.64	0.68	0.76
Net ratio of expenses to average net assets excluding interest expense (%) (c)	0.62	0.64	0.63	0.62	0.62
Ratio of net investment income (loss) to average net assets (%)	1.61	2.14	2.93	2.97	2.73
Portfolio turnover rate (%)	486 (d)	437 (d)	482 (d)	439 (d)	615 (d)
Net assets, end of period (in millions)	$539.9	$516.4	$468.9	$455.6	$514.5

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

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BlackRock Bond Income Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$112.78	$107.78	$101.96	$105.94	$105.03

Income (Loss) from Investment Operations
Net investment income (loss) (a)	1.86	2.48	3.20	3.15	2.99
Net realized and unrealized gain (loss)	(2.57)	6.48	6.49	(3.75)	1.12

Total income (loss) from investment operations	(0.71)	8.96	9.69	(0.60)	4.11

Less Distributions
Distributions from net investment income	(2.89)	(3.96)	(3.87)	(3.38)	(3.20)
Distributions from net realized capital gains	(2.17)	0.00	0.00	0.00	0.00

Total distributions	(5.06)	(3.96)	(3.87)	(3.38)	(3.20)

Net Asset Value, End of Period	$107.01	$112.78	$107.78	$101.96	$105.94

Total Return (%) (b)	(0.60)	8.44	9.66	(0.52)	3.95

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.52	0.54	0.54	0.58	0.65
Gross ratio of expenses to average net assets excluding interest expense (%)	0.52	0.54	0.53	0.52	0.52
Net ratio of expenses to average net assets (%) (c)	0.52	0.54	0.54	0.58	0.65
Net ratio of expenses to average net assets excluding interest expense (%) (c)	0.52	0.54	0.53	0.52	0.52
Ratio of net investment income (loss) to average net assets (%)	1.71	2.25	3.03	3.07	2.82
Portfolio turnover rate (%)	486 (d)	437 (d)	482 (d)	439 (d)	615 (d)
Net assets, end of period (in millions)	$100.2	$93.6	$95.5	$96.8	$110.4

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(d)	Includes mortgage dollar roll and TBA transactions; excluding these transactions the portfolio turnover rates would have been 82%, 93%, 81%, 92%, and 168%, for the years ended December 31, 2021, 2020, 2019, 2018, and 2017, respectively.

See accompanying notes to financial statements.

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Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Notes to Financial Statements—December 31, 2021

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is BlackRock Bond Income Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered and offers three classes of shares: Class A, B and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2021 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage- and asset-backed securities are generally valued based upon evaluated or composite bid quotations obtained from pricing services selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or

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Notes to Financial Statements—December 31, 2021—(Continued)

pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Foreign currency forward contracts are valued through an independent pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”), currencies, and futures contracts that are traded OTC are generally valued based upon interdealer bid and ask prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including, but not limited to, the overnight index swap rate, London Interbank Offered Rate (“LIBOR”) forward rate or other interest rates, yield curves or credit spreads to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

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BlackRock Bond Income Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

In December 2020, the Securities and Exchange Commission adopted Rule 2a-5, Good Faith Determinations of Fair Value, under the 1940 Act, which is intended to address valuation practices and the role of the board of directors with respect to the fair value of the investments of a registered investment company. Among other things, Rule 2a-5 will permit the Portfolio’s Board to designate the Portfolio’s primary investment adviser to perform the Portfolio’s fair value determinations, which will be subject to the Board’s oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the investment adviser’s fair value determinations. Compliance with Rule 2a-5 will not be required until September 2022. The Adviser continues to review Rule 2a-5 and its impact on the Adviser’s and the Portfolio’s valuation policies and related practices.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. Book-tax differences are primarily due to adjustments to prior period accumulated balances. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2021, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

Special Purpose Acquisition Companies - The Portfolio may invest in Special Purpose Acquisition Companies (“SPAC”). A SPAC is typically a publicly traded company that raises investment capital via an initial public offering (an “IPO”) for the purpose of acquiring one or more existing companies (or interests therein) via merger, combination, acquisition or other similar transaction (each a “Transaction”). If the Portfolio purchases shares of a SPAC in an IPO it will generally bear a sales commission, which may be significant. The shares of a SPAC are often issued in “units” that include one share of common stock and one right or warrant (or partial right or warrant) conveying the right to purchase additional shares or partial shares. In some cases, the rights and warrants may be separated from the common stock at the election of the holder, after which they may become freely tradeable. After going public and until a Transaction is completed, a SPAC generally invests the proceeds of its IPO (less a portion retained to cover expenses) in U.S. Government securities, money market securities and cash. To the extent the SPAC is invested in cash or similar securities, this may impact the Portfolio’s ability to meet its investment objective(s). If a SPAC does not complete a Transaction within a specified period of time after going public, the SPAC is typically dissolved, at which point the invested funds are returned to the SPAC’s shareholders (less certain permitted expenses) and any rights or warrants issued by the SPAC expire worthless. SPACs generally provide their investors with the option of redeeming an investment in the SPAC at or around the time of effecting a Transaction. In some cases, the Portfolio may forfeit its right to receive additional warrants or other interests in the SPAC if it redeems its interest in the SPAC in connection with a Transaction. Because SPACs often do not have an operating history or ongoing business other than seeking a Transaction, the value of their securities may be particularly dependent on the quality of its management and on the ability of the SPAC’s management to identify and complete a profitable Transaction. Some SPACs may pursue Transactions only

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Notes to Financial Statements—December 31, 2021—(Continued)

within certain industries or regions, which may increase the volatility of an investment in them. In addition, the securities issued by a SPAC, which may be traded in the OTC market, may become illiquid and/or may be subject to restrictions on resale. Other risks of investing in SPACs include that: a significant portion of the monies raised by the SPAC may be expended during the search for a target Transaction; an attractive Transaction may not be identified at all (or any requisite approvals may not be obtained) and the SPAC may be required to return any remaining monies to shareholders; a Transaction once identified or effected may prove unsuccessful and an investment in the SPAC may lose value; the warrants or other rights with respect to the SPAC held by the Portfolio may expire worthless or may be repurchased or retired by the SPAC at an unfavorable price; and an investment in a SPAC may be diluted by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC.

High-Yield Debt Securities - The Portfolio may invest in high-yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high-yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high-yield debt securities are generally less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio’s subadviser may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

Floating Rate Loans - The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower. The purchase of assignments will typically result in the Portfolio having a direct contractual relationship with the borrower, and the Portfolio may enforce compliance by the borrower with the terms of the loan agreement. The Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation or assignment.

The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments, it acquires direct rights against the borrower of the loan. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing.

The Portfolio will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Unfunded Loan Commitments - The Portfolio may enter into certain credit agreements, all or a portion of which may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are disclosed in the Schedule of Investments. As of December 31, 2021, the Portfolio had open unfunded loan commitments of $319,754. At December 31, 2021, the Portfolio had sufficient cash and/or securities to cover these commitments.

Inflation-Indexed Bonds - The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value that is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities (“TIPS”). For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Collateralized Obligations - The Portfolio may invest in collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), other collateralized debt obligations (“CDOs”), and other similarly structured securities. CDOs, CBOs and CLOs are types of asset-backed securities. A CBO is a trust that is backed by a diversified pool of high risk, below investment grade fixed-income securities. The collateral can be from many types of fixed-income securities such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities and emerging market debt. A CLO is a trust typically collateralized by a pool of loans that may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties.

For CDOs, CBOs and CLOs, the cash flow from the trust is split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is typically the “equity” or “first loss” tranche, which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Senior tranches are paid from

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the cash flows from the underlying assets before the junior tranches and equity tranches. Losses are first borne by the equity tranches, next by the junior tranches, and finally by the senior tranches. The risks of an investment in a CBO, CLO or other CDO depend largely on the quality and type of the collateral securities and the class of the instrument in which a Portfolio invests. If some debt instruments go into default and the cash collected by the CBO, CLO or CDO is insufficient to pay all of its investors, those in the lowest, most junior tranches suffer losses first. Since they are partially protected from defaults, senior tranches typically have higher ratings and lower potential yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, more senior tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO, CLO or other CDO securities as a class.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

Mortgage Dollar Rolls - The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells to-be-announced (“TBA”) mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. For the duration of the transaction, or roll period, the Portfolio foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.

Mortgage dollar roll transactions involve the risk that the market value of the securities that the Portfolio is required to repurchase or reacquire may be less than the agreed-upon repurchase price of those securities and that the investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation, and gain or loss that would have been realized on the securities transferred or sold, as applicable, as part of the treasury or mortgage dollar roll.

TBA Purchase and Forward Sale Commitments - The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to the settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. TBA forward sale commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions will occur beyond the customary settlement period. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s Custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the

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Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2021, the Portfolio had direct investments in repurchase agreements with a gross value of $555,703,334, which is reflected as repurchase agreement on the Statement of Assets and Liabilities. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $22,979,435, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2021.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day.
If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2021 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2021 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2021.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.

	Remaining Contractual Maturity of the Agreements As of December 31, 2021
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Common Stocks	$(25,061)	$—	$—	$—	$(25,061)
Corporate Bonds & Notes	(28,241,099)	—	—	—	(28,241,099)
Foreign Government	(1,013,040)	—	—	—	(1,013,040)
Total Borrowings	$(29,279,200)	$—	$—	$—	$(29,279,200)
Gross amount of recognized liabilities for securities lending transactions					$(29,279,200)

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3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio may also experience losses even when such contracts are used for hedging purposes. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Options Contracts - An option contract purchased by the Portfolio gives the Portfolio the right, but not the obligation, to buy (call) or sell (put) an underlying instrument at a fixed exercise price during a specified period. Call options written by the Portfolio give the holder the right to buy the underlying instrument from the Portfolio at a fixed exercise price; put options written by the Portfolio give the holder the right to sell the underlying instrument to the Portfolio at a fixed exercise price.

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain investment exposure to a target asset class or to enhance return. Writing puts or buying calls tend to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options used to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond perfectly to the change in value of the hedged instruments. The Portfolio also bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Portfolio may not be able to enter into a closing transaction due to an illiquid market. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of purchased options is typically the premium initially paid for the option plus any unrealized gains.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option is worthless when it expires and the premium paid for the option is considered a realized loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying instrument increases and the option is exercised, requiring the Portfolio to sell the underlying instrument at a price below its market value. When the Portfolio writes a call option on a security it does not own, its exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying instrument decreases and the option is exercised,

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requiring the Portfolio to purchase the underlying instrument at a price above its market value. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market for the option.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the premium initially paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying instrument and the proceeds from such sale will be decreased by the premium originally paid for the put option. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid for the call option.

The premium received by the Portfolio for a written option is recorded as an asset and an equivalent liability. The liability is subsequently marked-to-market to reflect the current value of the option written. When a written option expires without being exercised or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying instrument and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss, as adjusted for the premium received, from the sale of the underlying instrument. When a written put option is exercised, the premium received by the Portfolio is offset against the amount paid for the purchase of the underlying instrument.

An Option on Exchange-Traded Futures Contract (“Futures Option”) is an option contract in which the underlying instrument is a single futures contract.

Swaptions are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swaptions is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement at any time before the expiration of the option.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is reflected on the Statement of Assets and Liabilities.

Centrally Cleared Swaps: Clearinghouses currently offer clearing derivative transactions which include interest rate and credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from

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counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Credit Default Swaps: The Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. The Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers, or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed. Credit default swaps involve one party making a stream of payments (referred to as the buyer of protection) to another party (referred to as the seller of protection) in exchange for the right to receive a specified return if a credit event occurs for the referenced entity, obligation or index. A credit event is defined under the terms of each swap agreement and may include, but is not limited to, underlying entity default, bankruptcy, write-down, principal shortfall or interest shortfall. As the seller of protection, if an underlying credit event occurs, the Portfolio will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation (or underlying securities comprising the referenced index), or pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). In return, the Portfolio would receive from the counterparty an upfront or periodic stream of payments throughout the life of the credit default swap agreement provided that no credit event has occurred. As the seller of protection, the Portfolio will effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the credit default swap.

The Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio. This would involve the risk that the investment may be worthless when it expires and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk, whereby the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default. As the buyer of protection, if an underlying credit event occurs, the Portfolio will either receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation (or underlying securities comprising the referenced index), or receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). If no credit event occurs and the Portfolio is a buyer of protection, the Portfolio will typically recover nothing under the credit default swap agreement, but it will have had to pay the required upfront payment or stream of continuing payments under the credit default swap agreement. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted obligation.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. An index credit default swap references all the names in the index, and if there is a credit event involving an entity in the index, the credit event is settled based on that entity’s weight in the index. A Portfolio may use credit default swaps on credit indices as a hedge for credit default swaps or bonds held in the portfolio, which is less expensive than it would be to buy many individual credit default swaps to achieve similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and may be used to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on a credit index or corporate or sovereign issuer, serve as some indication of the status of the payment/performance risk and the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity or index also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Wider credit spreads generally represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the particular swap agreement. When no implied credit spread is available for a credit default swap, the current unrealized appreciation/depreciation on the position may be used as an indicator of the current status of the payment/performance risk.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2021, for which the Portfolio is the seller of protection, are disclosed in the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

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Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates or to protect against currency fluctuations, to adjust its interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels; and (4) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

Total Return Swaps: The Portfolio may enter into total return swap agreements to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specific period, in return for periodic payments based on a fixed or floating rate or the total return from other underlying assets. When the Portfolio pays interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may be required to pay the change in value to the counterparty in addition to the interest payment; conversely, when the Portfolio receives interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may receive the change in value in addition to the interest payment. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty. Total return swaps can also be structured without an interest payment, so that one party pays the other party if the value of the underlying asset increases and receives payment from the other party if the value of the underlying asset decreases.

Currency Swaps: The Portfolio may enter into currency swap agreements to gain or mitigate exposure to currency risk. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction.

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2021 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Investments at market value (a) (b)	$522,958
	OTC swap contracts at market value (c)	222,008	OTC swap contracts at market value (c)	$207,368
	Unrealized appreciation on centrally cleared swap contracts (d) (e)	200,726	Unrealized depreciation on centrally cleared swap contracts (d) (e)	2,863,810
	Unrealized appreciation on futures contracts (e) (f)	6,158,619	Unrealized depreciation on futures contracts (e) (f)	1,101,025
			Written options at value (g)	332,356
Credit	OTC swap contracts at market value (c)	1,245,245	OTC swap contracts at market value (c)	756,204
			Unrealized depreciation on centrally cleared swap contracts (d) (e)	453,393
Equity	Investments at market value (a) (e)	798,740
			OTC swap contracts at market value (c)	5,040
			Written options at value (e)	53,253
Foreign Exchange	Investments at market value (a)	787,410
	Unrealized appreciation on forward foreign currency exchange contracts	1,316,633	Unrealized depreciation on forward foreign currency exchange contracts	1,011,992
			Written options at value	712,697

Total		$11,252,339		$7,497,138

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(a)	Represents purchased options which are part of investments at value as shown in the Statement of Assets and Liabilities.
(b)	Includes exchange-traded option with a value of $129,062 that is not subject to a master netting agreement.
(c)	Excludes OTC swap interest receivable of $38,909 and OTC swap interest payable of $57,456.
(d)	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Schedule of Investments. Only the variation margin is reported within the Statement of Assets and Liabilities.
(e)	Financial instrument not subject to a master netting agreement.
(f)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.
(g)	Includes exchange-traded option with a value of $56,788 that is not subject to a master netting agreement.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) (see Note 4), or similar agreement, and net of the related collateral received by the Portfolio as of December 31, 2021.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Bank of America N.A.	$1,149,461	$(890,777)	$(10,218)	$248,466
Barclays Bank plc	852,416	(374,129)	(478,287)	—
BNP Paribas S.A.	946	(946)	—	—
Citibank N.A.	405,133	(137,609)	(140,000)	127,524
Citigroup Global Markets, Inc.	46,983	—	(46,983)	—
Credit Suisse International	26,629	(26,629)	—	—
Deutsche Bank AG	229,784	(86,699)	(80,000)	63,085
Goldman Sachs International	583,567	(163,160)	(420,407)	—
HSBC Bank plc	288,668	(13,479)	(42,592)	232,597
JPMorgan Chase Bank N.A.	162,896	(162,896)	—	—
Morgan Stanley & Co. International plc	127,810	(127,810)	—	—
UBS AG	90,899	(90,899)	—	—

	$3,965,192	$(2,075,033)	$(1,218,487)	$671,672

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of December 31, 2021.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Bank of America N.A.	$890,777	$(890,777)	$—	$—
Barclays Bank plc	374,129	(374,129)	—	—
BNP Paribas S.A.	425,772	(946)	(68,370)	356,456
Citibank N.A.	137,609	(137,609)	—	—
Credit Suisse International	108,007	(26,629)	(80,000)	1,378
Deutsche Bank AG	86,699	(86,699)	—	—
Goldman Sachs International	163,160	(163,160)	—	—
HSBC Bank plc	13,479	(13,479)	—	—
JPMorgan Chase Bank N.A.	274,007	(162,896)	(111,111)	—
Morgan Stanley & Co. International plc	231,124	(127,810)	(98,605)	4,709
UBS AG	264,106	(90,899)	(20,000)	153,207

	$2,968,869	$(2,075,033)	$(378,086)	$515,750

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

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Notes to Financial Statements—December 31, 2021—(Continued)

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2021:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Credit	Equity	Foreign Exchange	Total
Purchased options . . . . . . . . . . . . . .	$2,401,333	$—	$1,526,343	$(4,163,972)	$(236,296)
Forward foreign currency transactions . . . . .	—	—	—	(294,068)	(294,068)
Swap contracts . . . . . . . . . . . . . . . .	(5,596,890)	(1,843,134)	(1,004,986)	—	(8,445,010)
Futures contracts . . . . . . . . . . . . . . .	(3,696,961)	—	—	—	(3,696,961)
Written options . . . . . . . . . . . . . . . .	82,636	—	(142,328)	3,716,291	3,656,599

	$(6,809,882)	$(1,843,134)	$379,029	$(741,749)	$(9,015,736)

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Credit	Equity	Foreign Exchange	Total
Purchased options . . . . . . . . . . . . . .	$495,486	$—	$(2,059,413)	$(936,763)	$(2,500,690)
Forward foreign currency transactions . . . . .	—	—	—	3,122,451	3,122,451
Swap contracts . . . . . . . . . . . . . . . .	(3,577,617)	1,576,129	161,572	—	(1,839,916)
Futures contracts . . . . . . . . . . . . . . .	5,857,324	—	—	—	5,857,324
Written options . . . . . . . . . . . . . . . .	(42,442)	—	484,058	(233,505)	208,111

	$2,732,751	$1,576,129	$(1,413,783)	$1,952,183	$4,847,280

For the year ended December 31, 2021, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Purchased options . . . . . . . . . . . . . . . .	220,832,493
Forward foreign currency transactions . .	249,766,561
Futures contracts long . . . . . . . . . . . . .	700,566,568
Futures contracts short . . . . . . . . . . . . .	(525,745,989)
Swap contracts . . . . . . . . . . . . . . . . . .	459,488,434
Written options . . . . . . . . . . . . . . . . .	(393,646,337)

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 outbreak. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

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Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Master Securities Forward Transaction Agreements (“MSFTA”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as TBA securities and delayed-delivery or secured borrowings transactions by and between the Portfolio and select counterparties. The MSFTA maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission, or the applicable regulator. In a cleared derivative transaction, the Portfolio’s counterparty is a clearinghouse rather than a bank or broker. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro-rata basis across all the clearing broker’s customers, potentially resulting in losses to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities, whether direct or indirect, involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can

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Notes to Financial Statements—December 31, 2021—(Continued)

significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation, unexpected market closures or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. In 2017, the UK Financial Conduct Authority (FCA) announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Various financial industry groups have been planning for the transition away from LIBOR and markets are developing in response to these new rates, but there are concerns around liquidity of the new rates and obstacles to converting certain securities and transactions to new rates. Neither the effect of the transition process nor its ultimate success can yet be known. The transition process might, among other things, lead to increased volatility and illiquidity in markets for instruments whose terms include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of related transactions such as hedges, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Portfolio and may adversely affect the Portfolio’s performance or net asset value.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, including mortgage dollar roll and TBA transactions but excluding short-term securities, for the year ended December 31, 2021 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$17,232,616,108	$1,645,973,406	$16,684,738,797	$1,621,653,423

Purchases and sales of mortgage dollar rolls and TBA transactions for the year ended December 31, 2021 were as follows:

Purchases	Sales
$16,227,047,949	$15,718,895,141

The Portfolio engaged in security transactions with other accounts managed by BlackRock Advisors, LLC, the subadviser to the Portfolio, that amounted to $1,723,814 in purchases and $4,420,213 in sales of investments, which are included above, and resulted in net realized losses of $330,390.

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6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2021	% per annum	Average Daily Net Assets
$12,044,802	0.400%	Of the first $1 billion
	0.350%	Of the next $1 billion
	0.300%	Of the next $1 billion
	0.250%	On amounts in excess of $3 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. BlackRock Advisors, LLC is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 30, 2021 to April 30, 2022, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.030%	Of the first $	1 billion
0.025%	Of the next $	1 billion

Any reductions in total advisory fees paid by the Portfolio due to these waivers may be reduced or eliminated by changes in the advisory fee structure at higher asset levels. Brighthouse Investment Advisers will receive advisory fees equal to 0.325% of the Portfolio’s average daily net assets for amounts over $2 billion but less than $3 billion (0.025% over the contractual advisory fee rate) and 0.325% for amounts over $3 billion but less than $3.4 billion (0.075% over the contractual advisory fee rate). As a result, the dollar amount of the waiver will be reduced as assets grow beyond $2 billion up to $3.4 billion, but the advisory fee net of waivers will never exceed the contractual dollar amount that would otherwise be payable under the advisory fee.

An identical agreement was in place for the period April 30, 2020 to April 30, 2021. Amounts waived for the year ended December 31, 2021 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2021 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees

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on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2021 was as follows:

Cost basis of investments	$4,321,647,942

Gross unrealized appreciation	52,545,260
Gross unrealized (depreciation)	(64,839,337)

Net unrealized appreciation (depreciation)	$(12,294,077)

The tax character of distributions paid for the years ended December 31, 2021 and 2020 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2021	2020	2021	2020	2021	2020
$138,825,997	$117,254,910	$32,418,748	$—	$171,244,745	$117,254,910

As of December 31, 2021, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$90,248,901	$3,603,296	$(12,084,635)	$—	$81,767,562

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2021, the Portfolio had no accumulated capital losses.

9. Recent Accounting Pronouncement

In January 2021, the FASB issued Accounting Standards Update No. 2021-01 (“ASU 2021-01”), “Reference Rate Reform (Topic 848)”. ASU 2021-01 is an update of ASU 2020-04, which is in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, as regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The ASU 2021-01 update clarifies that certain optional expedients and exceptions in Topic 848 for contract modifications and hedge accounting apply to derivatives that are affected by the discounting transition. The amendments in this update are effective through December 31, 2022, for all entities. The expedients and exceptions provided by the amendments do not apply to contract modifications and hedging relationships entered into or evaluated after December 31, 2022, except for hedging transactions as of December 31, 2022, that an entity has elected certain optional expedients for and that are retained through the end of the hedging relationship. Management is currently evaluating the impact of the optional guidance on the Portfolio’s financial statements and disclosures.

BHFTII-72

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust II and Shareholders of the BlackRock Bond Income Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the BlackRock Bond Income Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust II), as of December 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the BlackRock Bond Income Portfolio as of December 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian, brokers and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2022

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTII-73

Brighthouse Funds Trust II

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, 125 High Street, Suite 732, Boston, Massachusetts 02110. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present); until 2016, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	74	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	74	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield and Merel, Ltd.	74	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	74	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Mid-Con Energy Partners, LP (energy);** Trustee, SharesPost 100 Fund (closed-end fund).** Until 2020, Director, Gainsco, Inc. (auto insurance).**

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	74	Trustee, HSBC Funds.**

BHFTII-74

Brighthouse Funds Trust II

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor).	74	Director and Chairman of the Board of Directors, First Eagle Alternative Capital BDC, Inc.;** Director, First Eagle Credit Opportunities Fund;** Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	Private Investor; Until 2020, President, True North Board Governance, LLC (consulting).	74	Until 2020, Lead Independent Trustee, BMT Investment Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2021-present); formerly Senior Vice President, Brighthouse Investment Advisers, LLC (2017-2021).

Dina Lee (1970)	Secretary, of Trust I and Trust II	From December 2021 (Trust I and Trust II) to present	Executive Vice President, Chief Legal Officer, Brighthouse Investment Advisers, LLC (2021-present); formerly, Associate General Counsel, Neuberger Berman Investment Advisers LLC (2017-2021).

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2013-present); Head of Funds Compliance, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017).

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., an affiliate of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 29 BHF II Portfolios

BHFTII-75

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 30-December 1, 2021 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2022 through December 31, 2022.

The Board met with personnel of the Adviser on October 20-21, 2021 (the “October Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the October Meeting and the November Meeting are referred to collectively as, the “Meetings”). The Independent Trustees were advised by independent legal counsel throughout year, including during the contract renewal process, and met with independent legal counsel in executive sessions outside of the presence of management.

In considering the continuation of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of assisting the Board in the renewal process, along with various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled Board meetings. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process. The Board also reviewed information with respect to the effect of the ongoing COVID-19 pandemic on the operations of the Adviser and Sub-Advisers, and considered the Adviser’s assessments of the Sub-Advisers’ services and operations during the pandemic.

In considering the continuation of the Agreements, the Board also reviewed, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the October Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of the Sub-Advisory Agreements.

In approving the continuation of each Agreement, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs

BHFTII-76

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

and personnel, trading practices, compliance programs and personnel, risk management, and liquidity risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct regular and periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Board regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered, based on the information provided, each Sub-Adviser’s current level of staffing, business continuity plan and information security program, including in light of the ongoing COVID-19 pandemic and the work-from-home environment. The Board also considered the Sub-Adviser’s compensation program for its personnel and its overall resources. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background, and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, actions taken in response to regulatory developments, including SEC rulemaking, and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser had been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). The Board considered that Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver

BHFTII-77

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *  *  *

BlackRock Bond Income Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and BlackRock Advisors, LLC regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and the average of its Morningstar Category for the one-, three-, and five-year periods ended June 30, 2021. The Board further considered that the Portfolio outperformed its benchmark, the Bloomberg U.S. Aggregate Bond Index, for the one-, three-, and five-year periods ended October 31, 2021. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-l fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTII-78

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Managed By BlackRock Advisors, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2021, the Class A, B, and E shares of the BlackRock Capital Appreciation Portfolio returned 21.20%, 20.88%, and 21.02%, respectively. The Portfolio’s benchmark, the Russell 1000 Growth Index¹, returned 27.60%.

MARKET ENVIRONMENT / CONDITIONS

U.S. stocks rallied at the end of the year with the S&P 500 Index returning 28.7% for the year. 2021 was characterized by unique growth surge as the economy climbed out of the 2020 COVID-19-induced hole due to development and rollout of vaccines. The economic growth was reflective of the powerful policy stimulus, strong consumer demand and healthy labor market. As economic activity surged, corporate earnings rebounded at an astonishing pace, which exceeded expectations and estimates. On the other hand, the powerful restart resulted in a spike in inflation due to extraordinary demand and supply chain bottlenecks. Central banks did not respond as they let inflation run higher, and as a result, nominal bond yields rose only modestly relative to inflation, thus supporting the equity market. For the year, Energy followed by Real Estate, Financials, and Information Technology were top performing sectors, while Utilities and Consumer Staples lagged the broader market.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio underperformed the Russell 1000 Growth Index during the 12 month period.

During the year, stock selection in the Communication Services, Consumer Discretionary, and Information Technology sectors detracted from relative performance, while stock selection in Health Care and Financials and positioning in Consumer Staples were the largest contributors to relative returns.

At the sector level, Communication Services was the largest detractor from relative performance driven by stock selection in the interactive media & services industry. Notably, an off-benchmark position in Tencent Holdings weighed on performance as the company suffered from uncertainty involving the duration and type of Chinese government regulations to come. Additionally, an overweight position in Sea, Ltd., within the entertainment sub-sector, underperformed as shares of high-multiple technology companies have faced pressure. A second key detractor was Consumer Discretionary where security selection amongst internet & direct marketing retail names and an underweight to automobiles detracted from results. Specifically, an off-benchmark position in e-commerce giant, MercadoLibre, and underweight position in automobile company, Tesla, detracted from relative returns. Lastly, selection in Information Technology weighed on results led by an overweight to information technology services and specifically an overweight to Wix.com, Ltd.

The largest contributor to relative performance was Health Care, where avoiding biotechnology names and stock selection within the life sciences tools & services sub-sector drove strength during the period. In particular, an overweight position in Danaher Corp. and an off-benchmark position in Lonza Group, were key contributors to relative performance during the year. Additionally, an off-benchmark position in Boston Scientific Corp., within the health care equipment & supplies industry, proved advantageous. Next, selective positioning in Consumer Staples drove relative results, as many more defensive, staples sub-sectors underperformed during the period. Lastly, within Financials, selection in the capital markets industry added value. An overweight position in S&P Global contributed to outperformance as the company has limited competition and continues to deliver organic topline growth driven by attractive secular growth opportunities.

Due to a combination of Portfolio trading activity and market movements during the year, the largest increases in active weights were in the Health Care and Communication Services sectors. These moves were driven by adding to life sciences tools & services in Health Care and entertainment in Communication Services. Conversely, the largest reductions in active sector weights were in the Information Technology and Consumer Discretionary sectors. These changes were primarily driven by reducing exposure to information technology services and specialty retail, respectively.

BHFTII-1

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Managed By BlackRock Advisors, LLC

Portfolio Manager Commentary*—(Continued)

The largest sector overweight in the Portfolio at year-end was Communication Services, followed by Financials. Information Technology and Consumer Staples were the largest Portfolio underweights. The largest individual stock overweights at period-end were Marvell Technology, ASML Holding N.V., and Intuit. The largest underweights were Apple, Tesla, and Home Depot.

Lawrence Kemp

Phil Ruvinsky

Portfolio Manager

BlackRock Advisors, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Russell 1000 Growth Index is an unmanaged measure of performance of the largest capitalized U.S. companies, within the Russell 1000 companies, that have higher price-to-book ratios and forecasted growth values.

BHFTII-2

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 1000 GROWTH INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2021

	1 Year	5 Year	10 Year
BlackRock Capital Appreciation Portfolio
Class A	21.20	25.45	18.64
Class B	20.88	25.13	18.34
Class E	21.02	25.26	18.46
Russell 1000 Growth Index	27.60	25.32	19.78

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2021

Top Holdings

% of Net Assets
Microsoft Corp.	9.4
Amazon.com, Inc.	7.9
Alphabet, Inc. - Class A	4.9
Meta Platforms, Inc. - Class A	3.9
Intuit, Inc.	3.8
Apple, Inc.	3.7
Marvell Technology, Inc.	3.2
ASML Holding NV	3.2
S&P Global, Inc.	3.1
NVIDIA Corp.	3.1

Top Sectors

% of Net Assets
Information Technology	40.0
Consumer Discretionary	18.4
Communication Services	15.8
Health Care	9.3
Industrials	7.5
Financials	4.2
Materials	2.8
Consumer Staples	0.9
Energy	0.6

BHFTII-3

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2021 through December 31, 2021.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

BlackRock Capital Appreciation Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period** July 1, 2021 to December 31, 2021
Class A (a)	Actual	0.62%	$1,000.00	$1,067.60	$3.23
	Hypothetical*	0.62%	$1,000.00	$1,022.08	$3.16

Class B (a)	Actual	0.87%	$1,000.00	$1,066.10	$4.53
	Hypothetical*	0.87%	$1,000.00	$1,020.82	$4.43

Class E (a)	Actual	0.77%	$1,000.00	$1,066.60	$4.01
	Hypothetical*	0.77%	$1,000.00	$1,021.32	$3.92

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTII-4

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Schedule of Investments as of December 31, 2021

Common Stocks—99.5% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—1.8%
TransDigm Group, Inc. (a)	59,356	$37,767,036

Automobiles—0.9%
Tesla, Inc. (a)	17,943	18,961,804

Capital Markets—4.2%
KKR & Co., Inc.	295,307	22,000,371
S&P Global, Inc.	139,217	65,700,679

		87,701,050

Chemicals—2.2%
Linde plc	48,188	16,693,769
Sherwin-Williams Co. (The) (b)	85,045	29,949,447

		46,643,216

Electronic Equipment, Instruments & Components—1.2%
Zebra Technologies Corp. - Class A (a)	41,135	24,483,552

Entertainment—4.0%
Netflix, Inc. (a)	77,321	46,581,263
Sea, Ltd. (ADR) (a) (b)	167,609	37,495,810

		84,077,073

Health Care Equipment & Supplies—3.7%
Align Technology, Inc. (a)	36,367	23,899,665
Danaher Corp.	112,168	36,904,394
Intuitive Surgical, Inc. (a)	48,013	17,251,071

		78,055,130

Health Care Providers & Services—1.2%
UnitedHealth Group, Inc.	50,230	25,222,492

Hotels, Restaurants & Leisure—2.9%
Chipotle Mexican Grill, Inc. (a)	11,275	19,711,519
Domino’s Pizza, Inc. (b)	36,651	20,683,259
Evolution AB	142,080	19,987,985

		60,382,763

Industrial Conglomerates—1.5%
Roper Technologies, Inc.	65,344	32,140,100

Interactive Media & Services—11.8%
Alphabet, Inc. - Class A (a)	35,574	103,059,301
Match Group, Inc. (a)	202,138	26,732,750
Meta Platforms, Inc. - Class A (a)	244,559	82,257,420
Snap, Inc. - Class A (a) (b)	743,663	34,974,471

		247,023,942

Internet & Direct Marketing Retail—10.4%
Amazon.com, Inc. (a)	49,932	166,490,265
Etsy, Inc. (a) (b)	119,169	26,090,861
MercadoLibre, Inc. (a)	18,873	25,448,353

		218,029,479

IT Services—6.3%
MasterCard, Inc. - Class A	93,076	33,444,068
Shopify, Inc. - Class A (a)	25,706	35,407,188
Visa, Inc. - Class A	235,951	51,132,941
Wix.com, Ltd. (a) (b)	79,342	12,519,374

		132,503,571

Life Sciences Tools & Services—2.0%
Lonza Group AG	26,419	22,008,175
Thermo Fisher Scientific, Inc.	29,672	19,798,345

		41,806,520

Machinery—0.9%
Fortive Corp.	247,065	18,848,589

Oil, Gas & Consumable Fuels—0.6%
Pioneer Natural Resources Co.	65,767	11,961,702

Packaging & Containers—0.6%
Ball Corp. (b)	120,070	11,559,139

Personal Products—0.9%
Olaplex Holdings, Inc. (a) (b)	658,984	19,196,204

Pharmaceuticals—2.4%
Eli Lilly and Co.	41,504	11,464,235
Zoetis, Inc.	161,108	39,315,185

		50,779,420

Professional Services—2.1%
CoStar Group, Inc. (a)	201,094	15,892,459
TransUnion	228,780	27,128,732

		43,021,191

Road & Rail—1.2%
Uber Technologies, Inc. (a)	252,332	10,580,281
Union Pacific Corp.	55,923	14,088,681

		24,668,962

Semiconductors & Semiconductor Equipment—10.8%
Analog Devices, Inc. (b)	158,612	27,879,231
ASML Holding NV	83,905	66,800,127
Marvell Technology, Inc.	771,461	67,495,123
NVIDIA Corp. (b)	220,520	64,857,137

		227,031,618

Software—18.0%
Adobe, Inc. (a)	83,909	47,581,437
Crowdstrike Holdings, Inc. - Class A (a) (b)	49,353	10,105,027
Intuit, Inc.	125,124	80,482,259
Microsoft Corp.	582,916	196,046,309
ServiceNow, Inc. (a)	67,214	43,629,280

		377,844,312

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Schedule of Investments as of December 31, 2021

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Technology Hardware, Storage & Peripherals—3.7%
Apple, Inc.	433,309	$76,942,679

Textiles, Apparel & Luxury Goods—4.2%
LVMH Moet Hennessy Louis Vuitton SE	42,932	35,427,502
NIKE, Inc. - Class B	315,882	52,648,053

		88,075,555

Total Common Stocks (Cost $1,186,524,615)		2,084,727,099

Preferred Stock—0.4%

Interactive Media & Services—0.4%
Bytedance, Ltd. - Series E † (a) (c) (d) (Cost $5,566,368)	50,800	8,308,348

Short-Term Investment—0.2%

Repurchase Agreement—0.2%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/21 at 0.000%, due on 01/03/22 with a maturity value of $3,568,204; collateralized by U.S. Treasury Note at 1.375%, maturing 12/31/28, with a market value of $3,639,655.	3,568,204	3,568,204

Total Short-Term Investments (Cost $3,568,204)		3,568,204

Securities Lending Reinvestments (e)—5.7%

Certificates of Deposit—0.4%
Bank of Montreal 0.300%, 06/02/22	2,000,000	2,000,126
Barclays Bank plc 0.180%, 04/07/22	2,000,000	1,999,714
Cooperatieve Rabobank UA 0.170%, 03/18/22	2,000,000	1,999,860
Goldman Sachs Bank USA 0.170%, 02/04/22	2,000,000	2,000,070
Mitsubishi UFJ Trust International Ltd. Zero Coupon, 03/15/22	1,000,000	999,580
Oversea-Chinese Banking Corp., Ltd. Zero Coupon, 04/14/22	700,000	699,524

		9,698,874

Commercial Paper—0.1%
Macquarie Bank Ltd. 0.270%, 03/07/22	3,000,000	2,998,488

Repurchase Agreements—4.6%
Barclays Capital, Inc. Repurchase Agreement dated 12/31/21 at 0.010%, due on 01/03/22 with a maturity value of $9,050,740; collateralized by U.S. Treasury Obligations at 0.000%, maturity dates ranging from 02/15/22 - 11/15/51, and an aggregate market value of $9,231,747.	9,050,732	9,050,732

Repurchase Agreements—(Continued)
BofA Securities, Inc. Repurchase Agreement dated 12/31/21 at 0.190%, due on 01/04/22 with a maturity value of $3,000,063; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 4.500%, maturity dates ranging from 02/15/22 - 02/15/45, and various Common Stock with an aggregate market value of $3,094,023.	3,000,000	$3,000,000
Citigroup Global Markets, Inc. Repurchase Agreement dated 12/31/21 at 0.420%, due on 02/04/22 with a maturity value of $2,000,817; collateralized by various Common Stock with an aggregate market value of $2,200,000.	2,000,000	2,000,000
Repurchase Agreement dated 12/31/21 at 0.420%, due on 02/04/22 with a maturity value of $7,002,858; collateralized by U.S. Treasury Obligations at 0.125%, maturing 10/15/25, and various Common Stock with an aggregate market value of $7,595,687.	7,000,000	7,000,000
Deutsche Bank AG, London Repurchase Agreement dated 12/31/21 at 0.150%, due on 01/03/22 with a maturity value of $800,010; collateralized by Foreign Obligations with rates ranging from 0.375% - 1.875%, maturity dates ranging from 04/14/22 - 11/16/23, and an aggregate market value of $816,013.	800,000	800,000
Morgan Stanley & Co. LLC Repurchase Agreement dated 12/31/21 at 0.420%, due on 04/05/22 with a maturity value of $2,002,217; collateralized by U.S. Treasury Obligations at 1.500%, maturing 10/31/24, and various Common Stock with an aggregate market value of $2,198,327.	2,000,000	2,000,000
National Bank Financial, Inc. Repurchase Agreement dated 12/31/21 at 0.070%, due on 01/03/22 with a maturity value of $20,000,117; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 2.875%, maturity dates ranging from 02/03/22 - 11/15/47, and an aggregate market value of $20,409,421.	20,000,000	20,000,000
National Bank of Canada Repurchase Agreement dated 12/31/21 at 0.070%, due on 01/07/22 with a maturity value of $9,400,128; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 5.250%, maturity dates ranging from 01/31/22 - 11/15/51, and an aggregate market value of $9,592,071.	9,400,000	9,400,000
Repurchase Agreement dated 12/31/21 at 0.200%, due on 01/07/22 with a maturity value of $8,300,323; collateralized by various Common Stock with an aggregate market value of $9,223,969.	8,300,000	8,300,000
Natwest Market Securities, Inc. Repurchase Agreement dated 12/31/21 at 0.050%, due on 01/03/22 with a maturity value of $10,000,042; collateralized by U.S. Treasury Obligations with rates ranging from 0.750% - 2.875%, maturity dates ranging from 11/15/22 - 10/31/28, and an aggregate market value of $10,200,045.	10,000,000	10,000,000
NBC Global Finance, Ltd. Repurchase Agreement dated 12/31/21 at 0.190%, due on 01/03/22 with a maturity value of $5,000,079; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 5.000%, maturity dates ranging from 04/30/22 - 02/15/49, and various Common Stock with an aggregate market value of $5,554,383.	5,000,000	5,000,000

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Schedule of Investments as of December 31, 2021

Securities Lending Reinvestments (e)—(Continued)

Security Description	Shares/ Principal Amount*	Value

Repurchase Agreements—(Continued)
Societe Generale Repurchase Agreement dated 12/31/21 at 0.200%, due on 01/07/22 with a maturity value of $8,130,397; collateralized by various Common Stock with an aggregate market value of $9,033,651.	8,130,081	$8,130,081
TD Prime Services LLC Repurchase Agreement dated 12/31/21 at 0.140%, due on 01/03/22 with a maturity value of $12,000,140; collateralized by various Common Stock with an aggregate market value of $13,264,376.	12,000,000	12,000,000

		96,680,813

Time Deposit—0.1%
National Bank of Canada 0.120%, OBFR + 0.050%, 01/07/22 (f)	2,000,000	2,000,000

Mutual Funds—0.5%
STIT-Government & Agency Portfolio, Institutional Class 0.030% (g)	10,000,000	10,000,000

Total Securities Lending Reinvestments (Cost $121,378,580)		121,378,175

Total Investments—105.8% (Cost $1,317,037,767)		2,217,981,826
Other assets and liabilities (net)—(5.8)%		(122,509,794)

Net Assets—100.0%		$2,095,472,032

*	Principal amount stated in U.S. dollars unless otherwise noted.
†	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of December 31, 2021, the market value of restricted securities was $8,308,348, which is 0.4% of net assets. See details shown in the Restricted Securities table that follows.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2021, the market value of securities loaned was $118,517,165 and the collateral received consisted of cash in the amount of $121,377,419. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(c)	Security was valued in good faith under procedures approved by the Board of Trustees. As of December 31, 2021, these securities represent 0.4% of net assets.
(d)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(e)	Represents investment of cash collateral received from securities on loan as of December 31, 2021.
(f)	Variable or floating rate security. The stated rate represents the rate at December 31, 2021. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(g)	The rate shown represents the annualized seven-day yield as of December 31, 2021.

Restricted Securities	Acquisition Date	Shares	Cost	Value
Bytedance, Ltd.—Series E	12/10/20	50,800	$5,566,368	$8,308,348

Glossary of Abbreviations

Index Abbreviations

(OBFR)—	U.S. Overnight Bank Funding Rate

Other Abbreviations

(ADR)—	American Depositary Receipt

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Schedule of Investments as of December 31, 2021

Fair Value Hierarchy—(Continued)

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2021:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$37,767,036	$—	$—	$37,767,036
Automobiles	18,961,804	—	—	18,961,804
Capital Markets	87,701,050	—	—	87,701,050
Chemicals	46,643,216	—	—	46,643,216
Containers & Packaging	11,559,139	—	—	11,559,139
Electronic Equipment, Instruments & Components	24,483,552	—	—	24,483,552
Entertainment	84,077,073	—	—	84,077,073
Health Care Equipment & Supplies	78,055,130	—	—	78,055,130
Health Care Providers & Services	25,222,492	—	—	25,222,492
Hotels, Restaurants & Leisure	40,394,778	19,987,985	—	60,382,763
Industrial Conglomerates	32,140,100	—	—	32,140,100
Interactive Media & Services	247,023,942	—	—	247,023,942
Internet & Direct Marketing Retail	218,029,479	—	—	218,029,479
IT Services	132,503,571	—	—	132,503,571
Life Sciences Tools & Services	19,798,345	22,008,175	—	41,806,520
Machinery	18,848,589	—	—	18,848,589
Oil, Gas & Consumable Fuels	11,961,702	—	—	11,961,702
Personal Products	19,196,204	—	—	19,196,204
Pharmaceuticals	50,779,420	—	—	50,779,420
Professional Services	43,021,191	—	—	43,021,191
Road & Rail	24,668,962	—	—	24,668,962
Semiconductors & Semiconductor Equipment	227,031,618	—	—	227,031,618
Software	377,844,312	—	—	377,844,312
Technology Hardware, Storage & Peripherals	76,942,679	—	—	76,942,679
Textiles, Apparel & Luxury Goods	52,648,053	35,427,502	—	88,075,555
Total Common Stocks	2,007,303,437	77,423,662	—	2,084,727,099
Total Preferred Stock*	—	—	8,308,348	8,308,348
Total Short-Term Investment*	—	3,568,204	—	3,568,204
Securities Lending Reinvestments
Certificates of Deposit	—	9,698,874	—	9,698,874
Commercial Paper	—	2,998,488	—	2,998,488
Repurchase Agreements	—	96,680,813	—	96,680,813
Time Deposit	—	2,000,000	—	2,000,000
Mutual Funds	10,000,000	—	—	10,000,000
Total Securities Lending Reinvestments	10,000,000	111,378,175	—	121,378,175
Total Investments	$2,017,303,437	$192,370,041	$8,308,348	$2,217,981,826

Collateral for Securities Loaned (Liability)	$—	$(121,377,419)	$—	$(121,377,419)

*	See Schedule of Investments for additional detailed categorizations.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the period ended December 31, 2021 is not presented.

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Statement of Assets and Liabilities

December 31, 2021

Assets
Investments at value (a) (b)	$2,217,981,826
Cash	400
Receivable for:
Fund shares sold	654,507
Dividends	261,850
Prepaid expenses	5,834

Total Assets	2,218,904,417
Liabilities
Collateral for securities loaned	121,377,419
Payables for:
Fund shares redeemed	509,197
Accrued Expenses:
Management fees	1,052,553
Distribution and service fees	77,803
Deferred trustees’ fees	180,555
Other expenses	234,858

Total Liabilities	123,432,385

Net Assets	$2,095,472,032

Net Assets Consist of:
Paid in surplus	$769,260,536
Distributable earnings (Accumulated losses)	1,326,211,496

Net Assets	$2,095,472,032

Net Assets
Class A	$1,703,300,899
Class B	336,447,651
Class E	55,723,482
Capital Shares Outstanding*
Class A	30,309,899
Class B	6,421,839
Class E	1,026,588
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$56.20
Class B	52.39
Class E	54.28

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,317,037,767.
(b)	Includes securities loaned at value of $118,517,165.

Statement of Operations

Year Ended December 31, 2021

Investment Income
Dividends (a)	$9,164,762
Securities lending income	207,464

Total investment income	9,372,226
Expenses
Management fees	14,333,837
Administration fees	80,836
Custodian and accounting fees	124,771
Distribution and service fees—Class B	796,075
Distribution and service fees—Class E	82,649
Audit and tax services	44,902
Legal	39,973
Trustees’ fees and expenses	51,036
Shareholder reporting	69,903
Insurance	14,322
Miscellaneous	18,772

Total expenses	15,657,076
Less management fee waiver	(1,923,916)

Net expenses	13,733,160

Net Investment Loss	(4,360,934)

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on :
Investments	430,450,728
Foreign currency transactions	(3,400)

Net realized gain (loss)	430,447,328

Net change in unrealized appreciation (depreciation) on:
Investments	(24,430,020)
Foreign currency transactions	(890)

Net change in unrealized appreciation (depreciation)	(24,430,910)

Net realized and unrealized gain (loss)	406,016,418

Net Increase (Decrease) in Net Assets From Operations	$401,655,484

(a)	Net of foreign withholding taxes of $103,017.

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2021	Year Ended December 31, 2020
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$(4,360,934)	$(3,234,925)
Net realized gain (loss)	430,447,328	276,300,604
Net change in unrealized appreciation (depreciation)	(24,430,910)	349,587,687

Increase (decrease) in net assets from operations	401,655,484	622,653,366

From Distributions to Shareholders
Class A	(224,827,641)	(176,614,303)
Class B	(43,766,274)	(29,951,226)
Class E	(7,410,380)	(5,590,793)

Total distributions	(276,004,295)	(212,156,322)

Increase (decrease) in net assets from capital share transactions	(28,304,355)	(201,918,344)

Total increase (decrease) in net assets	97,346,834	208,578,700

Net Assets
Beginning of period	1,998,125,198	1,789,546,498

End of period	$2,095,472,032	$1,998,125,198

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2021		Year Ended December 31, 2020
	Shares	Value	Shares	Value
Class A
Sales	890,101	$49,064,283	926,798	$41,048,376
Reinvestments	4,436,220	224,827,641	4,237,387	176,614,303
Redemptions	(5,941,741)	(328,073,261)	(9,597,823)	(437,179,047)

Net increase (decrease)	(615,420)	$(54,181,337)	(4,433,638)	$(219,516,368)

Class B
Sales	780,003	$40,187,214	1,120,260	$48,671,111
Reinvestments	925,096	43,766,274	760,763	29,951,226
Redemptions	(1,121,996)	(57,938,054)	(1,407,225)	(60,515,973)

Net increase (decrease)	583,103	$26,015,434	473,798	$18,106,364

Class E
Sales	100,184	$5,344,413	256,863	$11,329,784
Reinvestments	151,263	7,410,380	137,908	5,590,793
Redemptions	(242,820)	(12,893,245)	(394,646)	(17,428,917)

Net increase (decrease)	8,627	$(138,452)	125	$(508,340)

Increase (decrease) derived from capital shares transactions		$(28,304,355)		$(201,918,344)

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2021	2020	2019		2018	2017
Net Asset Value, Beginning of Period	$53.39	$43.16	$38.83		$43.42	$33.23

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.09)	(0.07)	(0.00	)(b)	0.09	0.08
Net realized and unrealized gain (loss)	10.57	16.02	12.03		1.74	11.06

Total income (loss) from investment operations	10.48	15.95	12.03		1.83	11.14

Less Distributions
Distributions from net investment income	0.00	0.00	(0.10)		(0.06)	(0.04)
Distributions from net realized capital gains	(7.67)	(5.72)	(7.60)		(6.36)	(0.91)

Total distributions	(7.67)	(5.72)	(7.70)		(6.42)	(0.95)

Net Asset Value, End of Period	$56.20	$53.39	$43.16		$38.83	$43.42

Total Return (%) (c)	21.20	40.66	32.85		2.43	33.93

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.71	0.72	0.72		0.72	0.72
Net ratio of expenses to average net assets (%) (d)	0.62	0.63	0.63		0.63	0.63
Ratio of net investment income (loss) to average net assets (%)	(0.17)	(0.14)	(0.00	)(e)	0.21	0.20
Portfolio turnover rate (%)	41	37	43		45	48
Net assets, end of period (in millions)	$1,703.3	$1,651.2	$1,526.1		$1,327.7	$1,661.1

	Class B
	Year Ended December 31,
	2021	2020	2019		2018	2017
Net Asset Value, Beginning of Period	$50.37	$41.11	$37.29		$41.96	$32.19

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.22)	(0.17)	(0.10)		(0.02)	(0.02)
Net realized and unrealized gain (loss)	9.91	15.15	11.52		1.71	10.70

Total income (loss) from investment operations	9.69	14.98	11.42		1.69	10.68

Less Distributions
Distributions from net realized capital gains	(7.67)	(5.72)	(7.60)		(6.36)	(0.91)

Total distributions	(7.67)	(5.72)	(7.60)		(6.36)	(0.91)

Net Asset Value, End of Period	$52.39	$50.37	$41.11		$37.29	$41.96

Total Return (%) (c)	20.88	40.31	32.52		2.18	33.57

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.96	0.97	0.97		0.97	0.97
Net ratio of expenses to average net assets (%) (d)	0.87	0.88	0.88		0.88	0.88
Ratio of net investment income (loss) to average net assets (%)	(0.42)	(0.39)	(0.25)		(0.04)	(0.05)
Portfolio turnover rate (%)	41	37	43		45	48
Net assets, end of period (in millions)	$336.4	$294.1	$220.5		$173.7	$183.7

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Financial Highlights

Selected per share data

	Class E
	Year Ended December 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$51.88	$42.15	$38.06	$42.68	$32.69

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.17)	(0.13)	(0.06)	0.03	0.02
Net realized and unrealized gain (loss)	10.24	15.58	11.78	1.71	10.88

Total income (loss) from investment operations	10.07	15.45	11.72	1.74	10.90

Less Distributions
Distributions from net investment income	0.00	0.00	(0.03)	0.00	0.00
Distributions from net realized capital gains	(7.67)	(5.72)	(7.60)	(6.36)	(0.91)

Total distributions	(7.67)	(5.72)	(7.63)	(6.36)	(0.91)

Net Asset Value, End of Period	$54.28	$51.88	$42.15	$38.06	$42.68

Total Return (%) (c)	21.02	40.44	32.66	2.26	33.73

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.86	0.87	0.87	0.87	0.87
Net ratio of expenses to average net assets (%) (d)	0.77	0.78	0.78	0.78	0.78
Ratio of net investment income (loss) to average net assets (%)	(0.32)	(0.29)	(0.15)	0.06	0.05
Portfolio turnover rate (%)	41	37	43	45	48
Net assets, end of period (in millions)	$55.7	$52.8	$42.9	$38.3	$41.3

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income (loss) was less than $0.01.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
(e)	Ratio of net investment income (loss) to average net assets was less than 0.01%.

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Notes to Financial Statements—December 31, 2021

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is BlackRock Capital Appreciation Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered and offers three classes of shares: Class A, B and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2021 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit

BHFTII-13

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

In December 2020, the Securities and Exchange Commission adopted Rule 2a-5, Good Faith Determinations of Fair Value, under the 1940 Act, which is intended to address valuation practices and the role of the board of directors with respect to the fair value of the investments of a registered investment company. Among other things, Rule 2a-5 will permit the Portfolio’s Board to designate the Portfolio’s primary investment adviser to perform the Portfolio’s fair value determinations, which will be subject to the Board’s oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the investment adviser’s fair value determinations. Compliance with Rule 2a-5 will not be required until September 2022. The Adviser continues to review Rule 2a-5 and its impact on the Adviser’s and the Portfolio’s valuation policies and related practices.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

BHFTII-14

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. Book-tax differences are primarily due to adjustments to prior period accumulated balances. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2021, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2021, the Portfolio had direct investments in repurchase agreements with a gross value of $3,568,204. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $96,680,813. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2021.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2021 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2021 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2021.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

BHFTII-15

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2021. For all securities on loan, the remaining contractual maturity of the agreements is overnight and continuous.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 outbreak. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. In 2017, the UK Financial Conduct Authority (FCA) announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Various financial industry groups have been planning for the transition away from LIBOR and markets are developing in response to these new rates, but there are concerns around liquidity of the new rates and obstacles to converting certain securities and transactions to new rates. Neither the effect of the transition process nor its ultimate success can yet be known. The transition process might, among other things, lead to increased volatility and illiquidity in markets for instruments whose terms include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of related transactions

BHFTII-16

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

such as hedges, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Portfolio and may adversely affect the Portfolio’s performance or net asset value.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2021 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$838,446,819	$0	$1,146,338,255

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2021	% per annum	Average daily net assets
$14,333,837	0.730%	Of the first $1 billion
	0.650%	On amounts in excess of $1 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. BlackRock Advisors, LLC is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 30, 2021 to April 30, 2022, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average daily net assets
0.115%	Of the first $1 billion
0.050%	On the next $500 million
0.090%	On the next $1 billion
0.110%	On amounts in excess of $2.5 billion

An identical expense agreement was in place for the period April 30, 2020 to April 30, 2021. Amounts waived for the year ended December 31, 2021 are shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution

BHFTII-17

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2021 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2021 was as follows:

Cost basis of investments	$1,317,669,201

Gross unrealized appreciation	923,703,357
Gross unrealized (depreciation)	(23,390,733)

Net unrealized appreciation (depreciation)	$900,312,624

The tax character of distributions paid for the years ended December 31, 2021 and 2020 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2021	2020	2021	2020	2021	2020
$—	$—	$276,004,295	$212,156,322	$276,004,295	$212,156,322

As of December 31, 2021, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$174,966	$425,905,350	$900,311,735	$—	$1,326,392,051

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2021, the Portfolio had no accumulated capital losses.

8. Recent Accounting Pronouncement

In January 2021, the FASB issued Accounting Standards Update No. 2021-01 (“ASU 2021-01”), “Reference Rate Reform (Topic 848)”. ASU 2021-01 is an update of ASU 2020-04, which is in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, as regulators have undertaken reference rate reform initiatives to identify alternative

BHFTII-18

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The ASU 2021-01 update clarifies that certain optional expedients and exceptions in Topic 848 for contract modifications and hedge accounting apply to derivatives that are affected by the discounting transition. The amendments in this update are effective through December 31, 2022, for all entities. The expedients and exceptions provided by the amendments do not apply to contract modifications and hedging relationships entered into or evaluated after December 31, 2022, except for hedging transactions as of December 31, 2022, that an entity has elected certain optional expedients for and that are retained through the end of the hedging relationship. Management is currently evaluating the impact of the optional guidance on the Portfolio’s financial statements and disclosures.

BHFTII-19

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust II and Shareholders of the BlackRock Capital Appreciation Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the BlackRock Capital Appreciation Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust II), as of December 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the BlackRock Capital Appreciation Portfolio as of December 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2022

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTII-20

Brighthouse Funds Trust II

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, 125 High Street, Suite 732, Boston, Massachusetts 02110. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present); until 2016, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	74	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	74	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield and Merel, Ltd.	74	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	74	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Mid-Con Energy Partners, LP (energy);** Trustee, SharesPost 100 Fund (closed-end fund).** Until 2020, Director, Gainsco, Inc. (auto insurance).**

BHFTII-21

Brighthouse Funds Trust II

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	74	Trustee, HSBC Funds.**

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor).	74	Director and Chairman of the Board of Directors, First Eagle Alternative Capital BDC, Inc.;** Director, First Eagle Credit Opportunities Fund;** Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	Private Investor; Until 2020, President, True North Board Governance, LLC (consulting).	74	Until 2020, Lead Independent Trustee, BMT Investment Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2021-present); formerly Senior Vice President, Brighthouse Investment Advisers, LLC (2017-2021).

Dina Lee (1970)	Secretary, of Trust I and Trust II	From December 2021 (Trust I and Trust II) to present	Executive Vice President, Chief Legal Officer, Brighthouse Investment Advisers, LLC (2021-present); formerly, Associate General Counsel, Neuberger Berman Investment Advisers LLC (2017-2021).

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2013-present); Head of Funds Compliance, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017).

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., an affiliate of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 29 BHF II Portfolios.

BHFTII-22

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 30-December 1, 2021 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2022 through December 31, 2022.

The Board met with personnel of the Adviser on October 20-21, 2021 (the “October Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the October Meeting and the November Meeting are referred to collectively as, the “Meetings”). The Independent Trustees were advised by independent legal counsel throughout year, including during the contract renewal process, and met with independent legal counsel in executive sessions outside of the presence of management.

In considering the continuation of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of assisting the Board in the renewal process, along with various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled Board meetings. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process. The Board also reviewed information with respect to the effect of the ongoing COVID-19 pandemic on the operations of the Adviser and Sub-Advisers, and considered the Adviser’s assessments of the Sub-Advisers’ services and operations during the pandemic.

In considering the continuation of the Agreements, the Board also reviewed, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the October Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of the Sub-Advisory Agreements.

In approving the continuation of each Agreement, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs

BHFTII-23

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

and personnel, trading practices, compliance programs and personnel, risk management, and liquidity risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct regular and periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Board regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered, based on the information provided, each Sub-Adviser’s current level of staffing, business continuity plan and information security program, including in light of the ongoing COVID-19 pandemic and the work-from-home environment. The Board also considered the Sub-Adviser’s compensation program for its personnel and its overall resources. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background, and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, actions taken in response to regulatory developments, including SEC rulemaking, and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser had been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). The Board considered that Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee

BHFTII-24

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *  *  *

BlackRock Capital Appreciation Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and BlackRock Advisors, LLC regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe for the three-year and five-year periods ended June 30, 2021 and underperformed the median of its Performance Universe for the one-year period ended June 30, 2021. The Board also considered that the Portfolio outperformed the average of its Morningstar Category for the five-year period ended June 30, 2021, performed equal to the average of its Morningstar Category for the three-year period ended June 30, 2021, and underperformed the average of its Morningstar Category for the one-year period ended June 30, 2021. The Board further considered that the Portfolio underperformed its benchmark, the Russell 1000 Growth Index, for the one-, three-, and five-year periods ended October 31, 2021. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were above the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTII-25

Brighthouse Funds Trust II

BlackRock Ultra-Short Term Bond Portfolio

Managed By BlackRock Advisors, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2021, the Class A, B, and E shares of the BlackRock Ultra-Short Term Bond Portfolio returned -0.19%, -0.45%, and -0.34%, respectively. The Portfolio’s benchmark, the Bank of America/Merrill Lynch 3-month U.S. Treasury Bill Index¹, returned 0.05%.

MARKET ENVIRONMENT/ CONDITIONS

The Federal Reserve’s (the “Fed”) ultra-accommodative monetary policy and strong demand for cash investments kept yields in the front end of the market extremely low. Supply and demand imbalances, particularly in the U.S. Treasury bill market, increased as a result of the U.S. Treasury’s preparation for the impending debt ceiling. This caused further Treasury bill paydowns and a rapid decline in the Treasury General Account, driving yields in the treasury market to near zero. This persisted until late in the fourth quarter when Congress increased the debt ceiling by $2.5 trillion. As a result of increasingly stubborn inflationary pressures and strength in the labor market, the Fed began to taper its asset purchases during the 4th quarter. At their December meeting, the Federal Open Market Committee voted to double the pace of the reduction of their asset purchases, so that the winding down of their asset purchases would be completed by March 2022. Yields available in the longer end of the money market space remained low over much of 2021, but increased sharply during the fourth quarter as the likelihood of rate increases was pulled forward into 2022. On December 31, 2021, federal funds futures contracts reflected nearly 0.75% of rate hikes during 2022. The 3-month London Inter-bank Offered Rate (“LIBOR”) started the year at 0.24%, averaged 0.16% over the year, fell to an all-time low of 0.11% on September 9th before rebounding to end the year at 0.21%. The slope of the LIBOR curve as measured from 1-month to 1-year, increased to approximately 0.51% as of December 31, 2021, compared with a slope of 0.25% at the end of 2020. The steepening LIBOR curve describes an increase in the yield difference between 1-month and 1-year LIBOR. The Secured Overnight Financing Rate (“SOFR”), which averaged 0.04% over the year, ended 2021 at 0.05%.

PORTFOLIO REVIEW / PERIOD END POSITIONING

Portfolio positioning at the end of the period reflected our outlook that the Fed will likely be raising interest rates beginning in the first half of 2022. Portfolio purchases, particularly in the fourth quarter were focused on floating rate and short-maturity commercial paper and certificates of deposit.

The Weighted Average Maturity (the average amount of time until the securities in the Portfolio mature or the coupon resets and describes interest rate sensitivity) drifted slightly lower to 50 days compared with 52 days at the end of 2020. The Weighted Average Life (the average amount of time until the securities in the Portfolio mature and describes credit sensitivity) decreased from 85 days to 75 days over the period. While the steeper yield curve and higher available yields provided an opportunity to increase the income generating capacity of the Portfolio, the repricing of the longer end of the money market curve resulted in the volatility of asset valuations, particularly on longer-maturity fixed rate positions. Given technical factors in the Treasury bill market, demand greatly outpacing supply, the low-income generation of the Portfolio for much of the year, and the recent repricing of longer-duration fixed rate securities resulted in the Portfolio underperforming the benchmark.

By the end of the period, our allocation to floating rate instruments decreased from 19% at the start of the year to 17% and was comprised of securities indexed to SOFR and federal funds effective rate (11%) and 3-month LIBOR (6%). These contributed 0.04% to gross yield while fixed rate investments contributed the balance. We continued to focus our investments in the top two to five systemically important issuers domiciled in each of a select group of countries.

Pressure from regulators and the scheduled June 2023 cessation of LIBOR have led most issuers to stop issuing securities linked to 1-month and 3-month LIBOR in the ultra-short credit space. Issuance of floating-rate instruments has become dominated by securities utilizing SOFR. The demand for floating-rate investments has increased dramatically as a result of increased expectations that the Fed

BHFTII-1

Brighthouse Funds Trust II

BlackRock Ultra-Short Term Bond Portfolio

Managed By BlackRock Advisors, LLC

Portfolio Manager Commentary*—(Continued)

will begin its rate hiking cycle as early as March 2022 and historically, 1-month and 3-month LIBOR would have been the references of choice to capture rate increases and any resulting systemic credit spread-widening as the Fed removes monetary policy accommodation. While SOFR provides a reasonable tool to manage interest rate sensitivity - securities linked to SOFR reset daily - it does not capture changes to systemic credit spreads over the life of the security. We believe the portfolio is likely to see a greater allocation to securities linked to SOFR during periods of anticipated rising rates.

Rich Mejzak

Eric Hiatt

Edward Ingold

Portfolio Managers

BlackRock Advisors, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Bank of America/Merrill Lynch 3-Month U.S. Treasury Bill Index is composed of a single 90-day Treasury Bill issue, or potentially a seasoned 6-month or 1-year Treasury Bill issue, that is replaced on a monthly basis.

BHFTII-2

Brighthouse Funds Trust II

BlackRock Ultra-Short Term Bond Portfolio

A $10,000 INVESTMENT COMPARED TO THE BANK OF AMERICA/MERRILL LYNCH 3-MONTH U.S. T-BILL INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2021

	1 Year	5 Year	10 Year
BlackRock Ultra-Short Term Bond Portfolio
Class A	-0.19	1.01	0.54
Class B	-0.45	0.76	0.39
Class E	-0.34	0.86	0.45
Bank of America/Merrill Lynch 3-Month U.S. T-Bill Index	0.05	1.14	0.63

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2021

Top Issuers

% of Net Assets
JPMorgan Securities LLC	3.8
Nieuw Amsterdam Receivables Corp.	3.3
Bank of Montreal (Chicago)	3.1
Bedford Row Funding Corp.	3.0
UBS AG	3.0
ANZ New Zealand International, Ltd. (London)	2.9
Sumitomo Mitsui Trust Bank, Ltd. (NY)	2.8
Landesbank Baden-Wuettertemberg (NY)	2.8
Antalis S.A.	2.8
BofA Securities, Inc.	2.7

BHFTII-3

Brighthouse Funds Trust II

BlackRock Ultra-Short Term Bond Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2021 through December 31, 2021.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

BlackRock Ultra-Short Term Bond Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period** July 1, 2021 to December 31, 2021
Class A (a)	Actual	0.35%	$1,000.00	$998.90	$1.76
	Hypothetical*	0.35%	$1,000.00	$1,023.44	$1.79

Class B (a)	Actual	0.60%	$1,000.00	$997.70	$3.02
	Hypothetical*	0.60%	$1,000.00	$1,022.18	$3.06

Class E (a)	Actual	0.50%	$1,000.00	$998.20	$2.52
	Hypothetical*	0.50%	$1,000.00	$1,022.69	$2.55

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 4 of the Notes to Financial Statements.

BHFTII-4

Brighthouse Funds Trust II

BlackRock Ultra-Short Term Bond Portfolio

Schedule of Investments as of December 31, 2021

Corporate Bonds & Notes—0.8% of Net Assets

Security Description	Principal Amount*	Value

Auto Manufacturers—0.8%
Toyota Motor Credit Corp. 0.200%, SOFR + 0.150%, 08/15/22 (a)	6,132,000	$6,125,651
0.330%, SOFR + 0.280%, 12/14/22 (a)	1,928,000	1,929,427

Total Corporate Bonds & Notes (Cost $8,060,000)		8,055,078

Short-Term Investments—99.0%

Certificate of Deposit—27.3%
Bank of Montreal (Chicago) 0.160%, 01/03/22	1,500,000	1,500,010
0.196%, 3M LIBOR + 0.040%, 08/15/22 (a)	5,000,000	4,999,593
0.200%, SOFR + 0.150%, 09/21/22 (a)	7,000,000	6,995,489
0.205%, 3M LIBOR + 0.050%, 05/16/22 (a)	4,000,000	4,000,099
0.214%, 3M LIBOR + 0.050%, 02/23/22 (a)	4,000,000	4,000,442
0.230%, 3M LIBOR + 0.050%, 06/06/22 (a)	6,000,000	6,001,188
0.250%, SOFR + 0.200%, 02/11/22 (a)	5,000,000	5,000,770
Bank of Montreal (London) 0.282%, 03/09/22	2,000,000	1,999,403
Bank of Nova Scotia (Houston) 0.210%, SOFR + 0.160%, 06/03/22 (a)	7,000,000	6,999,790
0.210%, SOFR + 0.160%, 07/08/22 (a)	4,000,000	3,998,888
0.250%, SOFR + 0.200%, 05/04/22 (a)	5,000,000	5,001,136
0.250%, SOFR + 0.200%, 06/17/22 (a)	7,000,000	7,000,326
Canadian Imperial Bank of Commerce (NY) 0.180%, 1M FEDL + 0.100%, 06/08/22 (a)	7,000,000	6,998,179
0.238%, 3M LIBOR + 0.050%, 06/07/22 (a)	6,000,000	6,000,727
0.240%, 04/06/22	8,500,000	8,501,307
0.350%, SOFR + 0.300%, 01/06/23 (a)	3,500,000	3,499,856
Credit Industriel Et Commercial (NY) 0.267%, 02/22/22	4,000,000	3,999,388
0.194%, 3M LIBOR + 0.050%, 05/06/22 (a)	7,000,000	7,001,018
Credit Suisse AG (NY) 0.270%, SOFR + 0.220%, 04/08/22 (a)	5,000,000	5,000,707
0.300%, 06/01/22	5,500,000	5,499,905
Goldman Sachs Bank USA 0.220%, SOFR + 0.170%, 07/26/22 (a)	5,000,000	4,998,018
Kookmin Bank (NY) 0.334%, 1M LIBOR + 0.230%, 02/07/22 (a)	3,000,000	3,000,730
Landesbank Baden-Wuettertemberg (NY) 0.070%, 01/07/22	10,000,000	9,999,960
0.070%, 01/07/22	20,000,000	19,999,961
Mitsubishi UFJ Trust & Banking Corp. 0.300%, 04/22/22	8,000,000	8,000,645
MUFG Bank Ltd. (NY) 0.230%, 01/28/22	8,000,000	8,000,833
0.300%, 10/31/22	3,000,000	2,996,157
0.330%, 11/01/22	7,000,000	6,992,718
National Westminster Bank plc 0.210%, 03/31/22	7,000,000	6,995,103
Natixis S.A. (New York) 0.220%, SOFR + 0.170%, 08/05/22 (a)	5,000,000	4,998,434
Nordea Bank ABP (NY) 0.230%, 04/07/22	16,900,000	16,905,454

Certificate of Deposit—(Continued)
Norinchukin Bank (NY) 0.110%, 01/07/22	12,000,000	12,000,093
0.210%, 03/14/22	12,000,000	12,000,753
Standard Chartered Bank (NY) 0.240%, 02/01/22	8,000,000	8,000,318
0.240%, SOFR + 0.190%, 09/02/22 (a)	5,500,000	5,498,429
Sumitomo Mitsui Banking Corp. (NY) 0.172%, 3M LIBOR + 0.040%, 01/20/22 (a)	9,000,000	9,000,173
0.220%, SOFR + 0.170%, 06/22/22 (a)	6,000,000	5,999,193
0.220%, SOFR + 0.170%, 09/14/22 (a)	5,000,000	4,998,003
Sumitomo Mitsui Trust Bank, Ltd. (NY) 0.050%, 01/04/22	30,000,000	29,999,933
Toronto-Dominion Bank (NY) 0.300%, 10/25/22	4,000,000	3,995,934

		288,379,063

Commercial Paper—63.7%
Alinghi Funding Co. LLC 0.212%, 05/24/22 (b)	4,000,000	3,994,976
Antalis S.A. 0.053%, 01/04/22 (b)	8,000,000	7,999,929
0.178%, 02/10/22 (b)	12,000,000	11,997,649
0.189%, 02/15/22 (b)	4,000,000	3,999,070
0.250%, 03/08/22 (b)	6,000,000	5,997,521
ANZ New Zealand International, Ltd. (London) 0.231%, 04/04/22 (b)	14,660,000	14,654,488
0.252%, 04/26/22 (b)	4,000,000	3,997,860
0.252%, 05/03/22 (b)	11,815,000	11,808,057
ASB Finance, Ltd. 0.166%, 04/20/22 (b)	7,000,000	6,995,294
0.181%, 04/06/22 (b)	13,000,000	12,992,859
0.187%, 06/21/22 (b)	6,000,000	5,991,572
Atlantic Asset Securitization LLC 0.051%, 01/06/22 (b)	20,000,000	19,999,733
Australia & New Zealand Banking Group, Ltd. 0.203%, 3M LIBOR + 0.030%, 03/02/22 (a)	3,000,000	3,000,246
0.228%, 3M LIBOR + 0.030%, 03/09/22 (144A) (a)	4,000,000	4,000,963
Autobahn Funding Co. LLC 0.061%, 01/04/22 (b)	5,902,000	5,901,948
0.113%, 01/14/22 (b)	20,000,000	19,999,339
Banco Santander S.A. 0.227%, 02/04/22 (b)	5,000,000	4,999,514
Bank of Nova Scotia (The) 0.251%, 04/05/22 (b)	4,000,000	3,997,731
Barton Capital Corp. 0.249%, 03/02/22 (b)	6,000,000	5,997,845
Bayerische Landesbank (NY) 0.044%, 01/07/22 (b)	18,000,000	17,999,755
Bedford Row Funding Corp. 0.057%, 01/05/22 (b)	32,000,000	31,999,689
Bennington Stark Capital Co. LLC 0.200%, 02/17/22 (b)	3,000,000	3,000,104
BNZ International Funding, Ltd. 0.203%, 01/21/22 (144A) (b)	10,000,000	9,999,592
BPCE S.A. 0.104%, 01/07/22 (b)	10,000,000	9,999,817

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

BlackRock Ultra-Short Term Bond Portfolio

Schedule of Investments as of December 31, 2021

Short-Term Investments—(Continued)

Security Description	Principal Amount*	Value

Commercial Paper—(Continued)
Britannia Funding Co. LLC 0.127%, 01/06/22 (b)	10,000,000	$9,999,850
Caisse D’Amortissement De La Dette 0.166%, 04/14/22 (b)	8,000,000	7,994,361
Cancara Asset Securitisation LLC 0.141%, 01/14/22 (b)	6,500,000	6,499,785
0.157%, 02/01/22 (b)	18,950,000	18,947,743
CDP Financial, Inc. 0.130%, 01/12/22 (b)	13,000,000	12,999,714
Chesham Finance LLC 0.213%, 01/21/22 (b)	2,000,000	1,999,895
Citigroup Global Markets, Inc. 0.192%, 06/03/22 (b)	5,000,000	4,994,033
Collateralized Commercial Paper FLEX Co. LLC 0.243%, 08/10/22 (b)	6,000,000	5,985,052
Crown Point Capital Co. LLC 0.300%, 10/04/22 (b)	8,000,000	7,988,099
0.303%, 06/01/22 (b)	5,000,000	4,991,450
0.320%, 10/07/22 (b)	5,000,000	4,993,171
DBS Bank, Ltd. 0.318%, 06/03/22 (b)	10,400,000	10,387,143
Dexia Credit Local S.A. 0.239%, 03/01/22 (b)	16,600,000	16,595,850
DZ Bank AG (NY) 0.034%, 01/03/22 (b)	6,000,000	5,999,960
Erste Abwicklungsanstalt 0.139%, 02/15/22 (b)	15,000,000	14,997,642
Goldman Sachs International Co. 0.253%, 09/23/22 (b)	4,000,000	3,987,380
Gotham Funding Corp. 0.199%, 02/18/22 (b)	12,000,000	11,997,044
Great Bear Funding LLC 0.149%, 01/12/22 (b)	12,000,000	11,999,664
HSBC Bank plc 0.266%, 02/02/22 (b)	4,000,000	3,999,296
0.269%, 01/07/22 (b)	2,500,000	2,499,951
Ionic Capital II Trust 0.147%, 01/28/22 (b)	4,500,000	4,499,577
0.173%, 01/20/22 (b)	4,000,000	3,999,802
0.247%, 02/09/22 (b)	15,000,000	14,997,500
Koch Industries, Inc. 0.041%, 01/03/22 (b)	20,000,000	19,999,900
LMA Americas LLC 0.159%, 02/24/22 (b)	5,200,000	5,198,514
0.197%, 02/01/22 (b)	15,000,000	14,998,213
Macquarie Bank, Ltd. 0.400%, SOFR + 0.350%, 01/04/23 (a)	4,000,000	3,999,993
National Australia Bank, Ltd. 0.170%, SOFR + 0.120%, 06/16/22 (a)	6,000,000	5,999,179
0.260%, 3M LIBOR + 0.040%, 03/29/22 (a)	3,000,000	3,000,950
National Securities Clearing Corp. 0.074%, 01/03/22 (b)	10,000,000	9,999,950
Nieuw Amsterdam Receivables Corp. 0.127%, 01/25/22 (b)	15,000,000	14,998,948
0.149%, 01/20/22 (b)	20,000,000	19,999,044
Nordea Bank ABP 0.309%, 10/21/22 (b)	4,000,000	3,989,024

Commercial Paper—(Continued)
Province of British Columbia 0.150%, 03/08/22 (b)	14,800,000	14,796,640
Regency Market No. 1 LLC 0.145%, 01/20/22 (b)	15,000,000	14,999,258
Ridgefield Funding Co. LLC 0.177%, 02/03/22 (b)	5,000,000	4,999,348
0.201%, 05/02/22 (b)	5,000,000	4,995,391
0.227%, 02/04/22 (b)	8,500,000	8,498,843
0.227%, 02/08/22 (b)	5,000,000	4,999,198
0.252%, 05/04/22 (b)	3,000,000	2,997,169
Skandinaviska Enskilda Banken AB 0.181%, 05/02/22 (b)	8,000,000	7,993,737
Starbird Funding Corp. 0.302%, 05/04/22 (b)	9,000,000	8,991,506
0.353%, 06/17/22 (b)	4,800,000	4,792,205
Swedbank AB 0.176%, 04/20/22 (b)	5,000,000	4,997,357
0.178%, 02/07/22 (b)	15,000,000	14,999,034
UBS AG 0.220%, SOFR + 0.170%, 09/22/22 (144A) (a)	5,000,000	4,996,031
0.230%, SOFR + 0.180%, 06/17/22 (a)	9,000,000	9,000,191
0.250%, SOFR + 0.200%, 02/08/22 (144A) (a)	7,000,000	7,000,636
0.253%, 07/12/22 (b)	6,000,000	5,987,230
0.350%, SOFR + 0.300%, 12/08/22 (a)	5,000,000	4,999,999
Washington Morgan Capital Co. LLC 0.500%, 09/01/22 (b)	3,000,000	2,999,383
Westpac Banking Corp. 0.155%, 3M LIBOR + 0.010%, 02/04/22 (a)	3,000,000	3,000,110
0.178%, 3M LIBOR + 0.020%, 02/17/22 (144A) (a)	4,700,000	4,700,253
0.273%, 10/14/22 (b)	4,000,000	3,987,755

		671,594,502

Repurchase Agreements—6.5%
BofA Securities, Inc. Repurchase Agreement dated 12/31/21 at 0.050%, due on 01/03/22 with a maturity value of $29,000,121; collateralized by U.S. Treasury Notes with rates ranging from 0.750% - 1.625%, with maturity dates ranging from 05/31/26 - 10/31/26, and an aggregate market value of $29,580,079.	29,000,000	29,000,000
JPMorgan Securities LLC Repurchase Agreement dated 12/31/21 at 0.050%, due on 01/03/22 with a maturity value of $40,000,167; collateralized by collateralized by U.S. Treasury Note at 0.250%, with a maturity date of 08/31/25, and an aggregate market value of $40,800,110.	40,000,000	40,000,000

		69,000,000

Time Deposit—0.5%
Royal Bank of Canada (Toronto) 0.050%, 01/03/22	5,000,000	5,000,000

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

BlackRock Ultra-Short Term Bond Portfolio

Schedule of Investments as of December 31, 2021

Short-Term Investments—(Continued)

Security Description	Principal Amount*	Value

U.S. Treasury—1.0%
U.S. Treasury Cash Management Bill 0.110%, 04/26/22 (b)	10,107,000	$10,104,620

Total Short-Term Investments (Cost $1,044,125,669)		1,044,078,185

Total Investments—99.8% (Cost $1,052,185,669)		1,052,133,263
Other assets and liabilities (net)—0.2%		2,256,959

Net Assets—100.0%		$1,054,390,222

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Variable or floating rate security. The stated rate represents the rate at December 31, 2021. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.

(b)	The rate shown represents current yield to maturity.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2021, the market value of 144A securities was $30,697,475, which is 2.9% of net assets.

Glossary of Abbreviations

Index Abbreviations

(FEDL)—	Federal Funds Rate
(LIBOR)—	London Interbank Offered Rate
(SOFR)—	Secured Overnight Financing Rate

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2021:

Description	Level 1	Level 2	Level 3	Total
Total Corporate Bonds & Notes*	$—	$8,055,078	$—	$8,055,078
Total Short-Term Investments*	—	1,044,078,185	—	1,044,078,185
Total Investments	$—	$1,052,133,263	$—	$1,052,133,263

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

BlackRock Ultra-Short Term Bond Portfolio

Statement of Assets and Liabilities

December 31, 2021

Assets
Investments at value (a)	$1,052,133,263
Cash	1,770,978
Receivable for:
Fund shares sold	1,359,411
Interest	139,909
Prepaid expenses	3,119

Total Assets	1,055,406,680
Liabilities
Payables for:
Fund shares redeemed	293,171
Accrued Expenses:
Management fees	291,408
Distribution and service fees	97,045
Deferred trustees’ fees	178,550
Other expenses	156,284

Total Liabilities	1,016,458

Net Assets	$1,054,390,222

Net Assets Consist of:
Paid in surplus	$1,054,621,180
Distributable earnings (Accumulated losses)	(230,958)

Net Assets	$1,054,390,222

Net Assets
Class A	$566,872,911
Class B	405,668,970
Class E	81,848,341
Capital Shares Outstanding*
Class A	5,678,850
Class B	4,068,157
Class E	820,069
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$99.82
Class B	99.72
Class E	99.81

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,052,185,669.

Statement of Operations

Year Ended December 31, 2021

Investment Income
Interest (a)	$1,662,381

Total investment income	1,662,381
Expenses
Management fees	3,554,389
Administration fees	47,574
Custodian and accounting fees	81,184
Distribution and service fees—Class B	1,036,504
Distribution and service fees—Class E	131,924
Audit and tax services	40,625
Legal	39,973
Trustees’ fees and expenses	51,036
Shareholder reporting	53,003
Insurance	7,434
Miscellaneous	12,174

Total expenses	5,055,820
Less management fee waiver	(243,919)

Net expenses	4,811,901

Net Investment Loss	(3,149,520)

Net Realized and Unrealized Gain (Loss)
Net realized gain on investments	96,131
Net change in unrealized depreciation on investments	(122,541)

Net realized and unrealized gain (loss)	(26,410)

Net Increase (Decrease) in Net Assets From Operations	$(3,175,930)

(a)	Net of foreign withholding taxes of $67.

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

BlackRock Ultra-Short Term Bond Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2021	Year Ended December 31, 2020
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$(3,149,520)	$2,386,483
Net realized gain (loss)	96,131	7,083
Net change in unrealized appreciation (depreciation)	(122,541)	(51,279)

Increase (decrease) in net assets from operations	(3,175,930)	2,342,287

From Distributions to Shareholders
Class A	(1,938,618)	(7,089,968)
Class B	(296,015)	(7,051,630)
Class E	(153,523)	(1,685,017)

Total distributions	(2,388,156)	(15,826,615)

Increase (decrease) in net assets from capital share transactions	146,121,719	118,189,011

Total increase (decrease) in net assets	140,557,633	104,704,683

Net Assets
Beginning of period	913,832,589	809,127,906

End of period	$1,054,390,222	$913,832,589

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2021		Year Ended December 31, 2020
	Shares	Value	Shares	Value
Class A
Sales	3,184,296	$319,265,486	2,177,682	$220,924,621
Reinvestments	19,398	1,938,618	70,603	7,089,968
Redemptions	(1,285,235)	(128,727,815)	(1,635,974)	(165,641,397)

Net increase (decrease)	1,918,459	$192,476,289	612,311	$62,373,192

Class B
Sales	1,845,656	$184,588,304	2,817,209	$285,068,573
Reinvestments	2,961	296,015	70,207	7,051,630
Redemptions	(2,232,667)	(223,352,197)	(2,284,265)	(231,216,486)

Net increase (decrease)	(384,050)	$(38,467,878)	603,151	$60,903,717

Class E
Sales	251,126	$25,149,483	322,159	$32,597,792
Reinvestments	1,535	153,523	16,770	1,685,017
Redemptions	(331,547)	(33,189,698)	(389,289)	(39,370,707)

Net increase (decrease)	(78,886)	$(7,886,692)	(50,360)	$(5,087,898)

Increase (decrease) derived from capital shares transactions		$146,121,719		$118,189,011

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

BlackRock Ultra-Short Term Bond Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$100.35	$101.88	$101.58	$100.82	$100.28

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.20)	0.40	2.12	1.81	0.92
Net realized and unrealized gain (loss)	0.01	0.04	0.02	0.00 (b)	(0.03)

Total income (loss) from investment operations	(0.19)	0.44	2.14	1.81	0.89

Less Distributions
Distributions from net investment income	(0.34)	(1.97)	(1.84)	(1.04)	(0.35)
Distributions from net realized capital gains	0.00	0.00	0.00	(0.01)	(0.00	)(c)

Total distributions	(0.34)	(1.97)	(1.84)	(1.05)	(0.35)

Net Asset Value, End of Period	$99.82	$100.35	$101.88	$101.58	$100.82

Total Return (%) (d)	(0.19)	0.43	2.13	1.81	0.89

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.38	0.39	0.39	0.39	0.39
Net ratio of expenses to average net assets (%) (e)	0.36	0.36	0.37	0.36	0.36
Ratio of net investment income (loss) to average net assets (%)	(0.20)	0.40	2.08	1.79	0.91
Portfolio turnover rate (%)	0 (f)	0 (f)	0 (f)	0 (f)	0	(f)
Net assets, end of period (in millions)	$566.9	$377.4	$320.7	$307.9	$308.6

	Class B
	Year Ended December 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$100.24	$101.77	$101.46	$100.68	$100.11

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.44)	0.16	1.87	1.55	0.66
Net realized and unrealized gain (loss)	(0.01)	0.04	0.02	0.00 (b)	(0.02)

Total income (loss) from investment operations	(0.45)	0.20	1.89	1.55	0.64

Less Distributions
Distributions from net investment income	(0.07)	(1.73)	(1.58)	(0.76)	(0.07)
Distributions from net realized capital gains	0.00	0.00	0.00	(0.01)	(0.00	)(c)

Total distributions	(0.07)	(1.73)	(1.58)	(0.77)	(0.07)

Net Asset Value, End of Period	$99.72	$100.24	$101.77	$101.46	$100.68

Total Return (%) (d)	(0.45)	0.19	1.88	1.55	0.63

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.63	0.64	0.64	0.64	0.64
Net ratio of expenses to average net assets (%) (e)	0.61	0.61	0.62	0.61	0.61
Ratio of net investment income (loss) to average net assets (%)	(0.44)	0.16	1.84	1.53	0.66
Portfolio turnover rate (%)	0 (f)	0 (f)	0 (f)	0 (f)	0	(f)
Net assets, end of period (in millions)	$405.7	$446.3	$391.7	$412.5	$417.8

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

BlackRock Ultra-Short Term Bond Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2021		2020		2019		2018		2017
Net Asset Value, Beginning of Period	$100.33		$101.85		$101.53		$100.74		$100.18

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.34)		0.31		1.97		1.64		0.76
Net realized and unrealized gain (loss)	0.00		(0.02)		0.02		0.02		(0.03)

Total income (loss) from investment operations	(0.34)		0.29		1.99		1.66		0.73

Less Distributions
Distributions from net investment income	(0.18)		(1.81)		(1.67)		(0.86)		(0.17)
Distributions from net realized capital gains	0.00		0.00		0.00		(0.01)		(0.00)	(c)

Total distributions	(0.18)		(1.81)		(1.67)		(0.87)		(0.17)

Net Asset Value, End of Period	$99.81		$100.33		$101.85		$101.53		$100.74

Total Return (%) (d)	(0.34)		0.29		1.98		1.66		0.73

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.53		0.54		0.54		0.54		0.54
Net ratio of expenses to average net assets (%) (e)	0.51		0.51		0.52		0.51		0.51
Ratio of net investment income (loss) to average net assets (%)	(0.34)		0.30		1.94		1.62		0.76
Portfolio turnover rate (%)	0	(f)	0	(f)	0	(f)	0	(f)	0	(f)
Net assets, end of period (in millions)	$81.8		$90.2		$96.7		$98.5		$117.5

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net realized and unrealized gain (loss) on investments was less than $0.01.
(c)	Distributions from net realized capital gains were less than $0.01.
(d)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(e)	Includes the effects of the management fee waivers (see Note 4 of the Notes to Financial Statements).
(f)	There were no long term transactions during the years ended December 31, 2021, 2020, 2019, 2018 and 2017.

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

BlackRock Ultra-Short Term Bond Portfolio

Notes to Financial Statements—December 31, 2021

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is BlackRock Ultra-Short Term Bond Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered and offers three classes of shares: Class A, B and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2021 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodology to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

BHFTII-12

Brighthouse Funds Trust II

BlackRock Ultra-Short Term Bond Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

In December 2020, the Securities and Exchange Commission adopted Rule 2a-5, Good Faith Determinations of Fair Value, under the 1940 Act, which is intended to address valuation practices and the role of the board of directors with respect to the fair value of the investments of a registered investment company. Among other things, Rule 2a-5 will permit the Portfolio’s Board to designate the Portfolio’s primary investment adviser to perform the Portfolio’s fair value determinations, which will be subject to the Board’s oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the investment adviser’s fair value determinations. Compliance with Rule 2a-5 will not be required until September 2022. The Adviser continues to review Rule 2a-5 and its impact on the Adviser’s and the Portfolio’s valuation policies and related practices.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. Book-tax differences are primarily due to distributions in excess and net operating losses. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2021, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2021, the Portfolio had investments in repurchase agreements with a gross value of $69,000,000, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2021.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 outbreak. These events may also adversely affect the liquidity of securities held by the Portfolio.

BHFTII-13

Brighthouse Funds Trust II

BlackRock Ultra-Short Term Bond Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. In 2017, the UK Financial Conduct Authority (FCA) announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Various financial industry groups have been planning for the transition away from LIBOR and markets are developing in response to these new rates, but there are concerns around liquidity of the new rates and obstacles to converting certain securities and transactions to new rates. Neither the effect of the transition process nor its ultimate success can yet be known. The transition process might, among other things, lead to increased volatility and illiquidity in markets for instruments whose terms include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of related transactions such as hedges, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Portfolio and may adversely affect the Portfolio’s performance or net asset value.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

BHFTII-14

Brighthouse Funds Trust II

BlackRock Ultra-Short Term Bond Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

4. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2021	% per annum	Average daily net assets
$3,554,389	0.350%	Of the first $1 billion
	0.300%	Of amount in excess of $1 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. BlackRock Advisors, LLC is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 30, 2021 to April 30, 2022, to reduce its advisory fees set out above under “Investment Management Agreement” as follows:

% per annum reduction	Average daily net assets
0.025%	Of the first $	1 billion

For the period April 30, 2020 to April 30, 2021, an identical expense agreement was in place. Amounts waived for the year ended December 31, 2021 are shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2021 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

5. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

BHFTII-15

Brighthouse Funds Trust II

BlackRock Ultra-Short Term Bond Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

6. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2021 was as follows:

Cost basis of investments	$1,052,185,671

Gross unrealized appreciation	48,376
Gross unrealized (depreciation)	(100,784)

Net unrealized appreciation (depreciation)	$(52,408)

The tax character of distributions paid for the years ended December 31, 2021 and 2020 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2021	2020	2021	2020	2021	2020
$2,388,156	$15,826,615	$—	$—	$2,388,156	$15,826,615
As of December 31, 2021, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$—	$—	$(52,408)	$—	$(52,408)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2021, the Portfolio had no accumulated capital losses.

7. Recent Accounting Pronouncement

In January 2021, the FASB issued Accounting Standards Update No. 2021-01 (“ASU 2021-01”), “Reference Rate Reform (Topic 848)”. ASU 2021-01 is an update of ASU 2020-04, which is in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, as regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The ASU 2021-01 update clarifies that certain optional expedients and exceptions in Topic 848 for contract modifications and hedge accounting apply to derivatives that are affected by the discounting transition. The amendments in this update are effective through December 31, 2022, for all entities. The expedients and exceptions provided by the amendments do not apply to contract modifications and hedging relationships entered into or evaluated after December 31, 2022, except for hedging transactions as of December 31, 2022, that an entity has elected certain optional expedients for and that are retained through the end of the hedging relationship. Management is currently evaluating the impact of the optional guidance on the Portfolio’s financial statements and disclosures.

BHFTII-16

Brighthouse Funds Trust II

BlackRock Ultra-Short Term Bond Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust II and Shareholders of the BlackRock Ultra-Short Term Bond Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the BlackRock Ultra-Short Term Bond Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust II), as of December 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the BlackRock Ultra-Short Term Bond Portfolio as of December 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2022

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTII-17

Brighthouse Funds Trust II

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, 125 High Street, Suite 732, Boston, Massachusetts 02110. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present); until 2016, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	74	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	74	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield and Merel, Ltd.	74	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	74	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Mid-Con Energy Partners, LP (energy);** Trustee, SharesPost 100 Fund (closed-end fund).** Until 2020, Director, Gainsco, Inc. (auto insurance).**

BHFTII-18

Brighthouse Funds Trust II

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	74	Trustee, HSBC Funds.**

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor).	74	Director and Chairman of the Board of Directors, First Eagle Alternative Capital BDC, Inc.;** Director, First Eagle Credit Opportunities Fund;** Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	Private Investor; Until 2020, President, True North Board Governance, LLC (consulting).	74	Until 2020, Lead Independent Trustee, BMT Investment Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2021-present); formerly Senior Vice President, Brighthouse Investment Advisers, LLC (2017-2021).

Dina Lee (1970)	Secretary, of Trust I and Trust II	From December 2021 (Trust I and Trust II) to present	Executive Vice President, Chief Legal Officer, Brighthouse Investment Advisers, LLC (2021-present); formerly, Associate General Counsel, Neuberger Berman Investment Advisers LLC (2017-2021).

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2013-present); Head of Funds Compliance, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017).

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., an affiliate of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 29 BHF II Portfolios.

BHFTII-19

Brighthouse Funds Trust II

BlackRock Ultra-Short Term Bond Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 30-December 1, 2021 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2022 through December 31, 2022.

The Board met with personnel of the Adviser on October 20-21, 2021 (the “October Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the October Meeting and the November Meeting are referred to collectively as, the “Meetings”). The Independent Trustees were advised by independent legal counsel throughout year, including during the contract renewal process, and met with independent legal counsel in executive sessions outside of the presence of management.

In considering the continuation of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of assisting the Board in the renewal process, along with various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled Board meetings. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process. The Board also reviewed information with respect to the effect of the ongoing COVID-19 pandemic on the operations of the Adviser and Sub-Advisers, and considered the Adviser’s assessments of the Sub-Advisers’ services and operations during the pandemic.

In considering the continuation of the Agreements, the Board also reviewed, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the October Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of the Sub-Advisory Agreements.

In approving the continuation of each Agreement, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs

BHFTII-20

Brighthouse Funds Trust II

BlackRock Ultra-Short Term Bond Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements —(Continued)

and personnel, trading practices, compliance programs and personnel, risk management, and liquidity risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct regular and periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Board regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered, based on the information provided, each Sub-Adviser’s current level of staffing, business continuity plan and information security program, including in light of the ongoing COVID-19 pandemic and the work-from-home environment. The Board also considered the Sub-Adviser’s compensation program for its personnel and its overall resources. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background, and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, actions taken in response to regulatory developments, including SEC rulemaking, and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser had been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). The Board considered that Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver

BHFTII-21

Brighthouse Funds Trust II

BlackRock Ultra-Short Term Bond Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements —(Continued)

agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *  *  *

BlackRock Ultra-Short Term Bond Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and BlackRock Advisors, LLC regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe and the average of its Morningstar Category for the one-, three-, and five-year periods ended June 30, 2021. The Board further considered that the Portfolio underperformed its benchmark, the Bank of America / Merrill Lynch 3-Month Treasury Bill Index, for the one-, three-, and five-year periods ended October 31, 2021. The Board took into account management’s discussion of the Portfolio’s performance, including with respect to prevailing market conditions. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTII-22

Brighthouse Funds Trust II

Brighthouse Asset Allocation 20 Portfolio

Managed by Brighthouse Investment Advisers, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2021, the Class A and B shares of the Brighthouse Asset Allocation 20 Portfolio returned 4.01% and 3.69%, respectively. The Portfolio’s benchmark, the Dow Jones Conservative Portfolio Index¹, returned -0.17%.

MARKET ENVIRONMENT/CONDITIONS

The events of 2021 proved to be a dichotomy for investors. Equity markets surged ahead, while bond markets were tumultuous and regressed during the year. In the U.S., the government’s economic relief bill and bi-partisan support for an infrastructure spending package in the first half of 2021 provided the impetus for equities to extend their rally, which began way back in the second quarter of 2020, coming off dramatic post-COVID lows. Over the first six months of the year, the S&P 500 Index generated a robust 15.25% return. Bond markets, on the other hand, struggled to navigate U.S. Federal Reserve (the “Fed”) monetary policy and budding inflation expectations. The rapid increase in the 10-year U.S. Treasury rate by 0.8% in the first three months of the year sent bonds reeling. The Bloomberg U.S. Aggregate Bond Index lost 3.37% in the first quarter of 2021. The 10-year rate decline of 0.3% in the second quarter helped bonds recover some of their earlier losses, but the damage had been done, as the Bloomberg U.S. Aggregate Bond Index fell 1.60% in the first half of the year.

In the back half of the year, minutes from the Fed’s Federal Open Markets Committee meetings signaled a shift in policy. Earlier in the year, the Fed’s sentiment favored maintaining low interest rates to spur economic growth and low unemployment levels. Inflation was perceived as less of an economic threat. As economic data pointed to improving unemployment trends, higher price levels, and strong economic growth, the Fed announced at its December meeting that it would scale back its bond purchase program, and this had clearly set the stage for potential interest rate increases in an attempt to counter inflationary pressures going forward.

While equities enjoyed a healthy run-up at mid-year, weaker economic data in the third quarter and a rise in global infection rates from the highly contagious Delta variant strain of COVID-19 took the wind out of the sails for global equities. Real GDP (the inflation-adjusted value of all goods and services produced in the economy in a given period) growth slowed down markedly from the past four quarters as global supply chain disruptions impacted personal consumption. The S&P 500 Index managed a meager 0.58% return in the quarter, but this result was an exception as most equity markets broadly experienced negative returns. Across fixed income markets, a policy tightening tone reverberated across central banks and pushed global sovereign yields higher toward the end of the third quarter. Correspondingly, the U.S. 10-year rate increased seven basis points over the quarter.

The fourth quarter once again witnessed a resurgence for global equities after the third quarter’s pullback. On the labor front, the U.S. unemployment rate declined over the quarter and stood at 3.9% at the end of December versus 6.7% one-year prior. In what may be a sign of an improving employment picture, several industries continued to have rising employment trends. Leisure and hospitality, business and professional services, manufacturing, construction, as well as transportation and warehouses all closed out the quarter with positive employment gains. The advance estimate for Real GDP reported fourth quarter growth at an annualized rate of 6.9%, driven by robust retail export data and an increase in personal consumption expenditures. On the back of this strong result, the S&P 500 Index gained 11.03% in the fourth quarter.

For the full 2021 calendar year period, the S&P 500 Index returned 28.71% and meaningfully outperformed international stocks, which gained 11.26% as measured by the MSCI EAFE Index. Relative to U.S. stocks, emerging market stocks fared much worse and fell 2.54%, as measured by the MSCI Emerging Markets Index.

Global fixed income markets produced mixed results for the year. As central banks leaned toward a tighter monetary policy, sovereign yields rose over the period and less spread-sensitive bonds faced a headwind. Core U.S. fixed income, as measured by the Bloomberg U.S. Aggregate Bond Index, fell 1.54% for the year ended December 31, 2021. In contrast, bonds with credit exposure of some kind generally benefitted from spread compression, as the ICE/BofA High Yield Option-Adjusted Spread tightened by 0.8%. Accordingly, high yield bonds, as measured by the Bloomberg U.S. Corporate High Yield Bond Index, returned 5.28% during the year.

PORTFOLIO REVIEW / PERIOD-END POSITIONING

The Brighthouse Asset Allocation 20 Portfolio invests in underlying portfolios of the Brighthouse Funds Trust I and the Brighthouse Funds Trust II to maintain a broad asset allocation of approximately 20% to equities and 80% to fixed income.

Over the twelve-month period, the Portfolio outperformed the Dow Jones Conservative Portfolio Index. Strong performance within the underlying fixed income, mid cap, and small cap equity portfolios, and an overweight to high yield bonds and U.S. small cap equities, and an underweight to foreign developed bonds contributed to the outperformance.

The underlying fixed Income portfolios added to relative performance. On an absolute return basis, the PIMCO Inflation Protected Bond Portfolio and the BlackRock High Yield Portfolio generated the largest returns in the period. The largest relative contributor versus its benchmark was the Brighthouse/Templeton International Bond Portfolio, which outperformed by 5.0% for the year. The portfolio’s underweight duration positioning in the euro area and the U.K., along with overweight duration position in Argentina and Indonesia were positive contributors. The portfolio’s currency positioning in the euro, Norwegian krone, and Chinese yuan added were to results. The Western Asset Management Strategic Bond Oppor-

BHFTII-1

Brighthouse Funds Trust II

Brighthouse Asset Allocation 20 Portfolio

Managed by Brighthouse Investment Advisers, LLC

Portfolio Manager Commentary*—(Continued)

tunities Portfolio outpaced its benchmark by 4.4%. Allocations to high yield bonds, bank loans, and investment grade corporates all contributed over the period. Exposures to structured products such as non-agency mortgage-backed securities and asset-back securities aided relative results. The BlackRock Bond Income Portfolio outperformed its benchmark by 1.1%. Allocations to high yield bonds and securitized assets during the year boosted relative results. Duration positioning and an allocation to Treasury Inflation-Protected Securities were supportive to relative results. Conversely, the Brighthouse/Eaton Vance Floating Rate Portfolio fell 1.5% against its benchmark. The portfolio’s underexposure to CCC-rated loans and unfavorable loan selection to the oil and gas, electronics/electrical, aerospace and defense, and health care industries negatively impacted results.

Performance from the underlying domestic equity portfolios was mixed for the period. Large cap equities underperformed while contributions from mid cap and small cap equities were positive. Within large cap, the largest positive relative performer was the Invesco Comstock Portfolio, which outperformed its benchmark by 8.3%. Key drivers to performance were attributable to positive selection in the Energy and Industrials sectors along with an overweight to Energy and an underweight to Communication Services. The MFS Value Portfolio outperformed its benchmark by 0.4%. An underweight to Communication Services and selection across the Industrials, Information Technology (“IT”), Consumer Discretionary, and Consumer Staples sectors helped lift relative performance. On the other hand, the Brighthouse/Wellington Core Equity Opportunities Portfolio underperformed its benchmark by 2.0%. Allocation impacts drove negative relative results. Specifically, an overweight to Industrials and Consumer Staples and an underweight to IT and Energy were leading detractors. Weak selection in Health Care further pressured results. In mid cap, the T. Rowe Price Mid Cap Growth Portfolio was a relative contributor and gained 2.4% over its benchmark. Positive selection within the IT, Consumer Discretionary, and Communication Services sectors proved most beneficial to results. On the negative side, the Brighthouse/Artisan Mid Cap Value Portfolio lagged its benchmark by 1.4%. Returns were impacted by an overweight to Communication Services and an underweight to Energy, which offset positive selection in the portfolio. Within small cap equities, the JPMorgan Small Cap Value Portfolio was a strong performer and gained 4.7% over its benchmark. Positive selection in the Financials, Consumer Discretionary, Health Care and Real Estate sectors were among the largest contributors to relative results. The Brighthouse Small Cap Value Portfolio performed well over the period and gained 3.9% versus its benchmark. Security selection in the Industrials and Financials sectors contributed to relative results, along with an underweight to Health Care. The Neuberger Berman Genesis Portfolio was the largest relative detractor and underperformed its benchmark by 9.9%. Weak selection in the Industrials, Financials, Consumer Staples, Materials, and Consumer Discretionary were key drivers to the underperformance.

The developed non-U.S. equity portfolios detracted from performance over the period. The worst relative performer was the VanEck Global Natural Resources Portfolio, which underperformed its benchmark by 21.1%. The portfolio’s overweight to energy renewables and alternatives, coupled with an underweight to oil and gas were meaningful detractors over the period. Negative selection within base & industrial metals also weighed on results. The Baillie Gifford International Stock Portfolio lagged its benchmark by 8.6%. Weak selection in Financials was a primary driver of underperformance, followed by selection in Health Care and Communication Services. The CBRE Global Real Estate Portfolio was the largest relative contributor and outperformed its benchmark by 8.6%. Regionally, positive selection was strongest in the Americas, led by the U.S., followed by Asia and Europe. Overweight positions within enclosed malls, self storage, and industrial properties were key drivers contributing to relative results. Within emerging market equities, the Brighthouse/Aberdeen Emerging Markets Equity Portfolio underperformed its benchmark by 2.3%. Security selection in Financials and an overweight to Consumer Discretionary weighed most heavily on relative results. Regionally, exposure to Asia was a drag on performance.

Investment Committee

Brighthouse Investment Advisers, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the advisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Dow Jones Conservative Portfolio Index is a member of the Dow Jones Relative Risk Index Series and is designed to measure a total portfolio of stocks, bonds, and cash, allocated to represent an investor’s desired risk profile. The Dow Jones Conservative Portfolio Index level is set to 20% of the Dow Jones Global Stock CMAC Index’s downside risk.

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Brighthouse Funds Trust II

Brighthouse Asset Allocation 20 Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES CONSERVATIVE PORTFOLIO INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2021

	1 Year	5 Year	10 Year
Brighthouse Asset Allocation 20 Portfolio
Class A	4.01	6.00	5.30
Class B	3.69	5.73	5.03
Dow Jones Conservative Portfolio Index	-0.17	4.15	3.37

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2021

Top Holdings

% of Net Assets
Western Asset Management U.S. Government Portfolio (Class A)	13.0
BlackRock Bond Income Portfolio (Class A)	12.3
PIMCO Total Return Portfolio (Class A)	12.0
TCW Core Fixed Income Portfolio (Class A)	9.5
PIMCO Inflation Protected Bond Portfolio (Class A)	9.1
JPMorgan Core Bond Portfolio (Class A)	7.7
Western Asset Management Strategic Bond Opportunities Portfolio (Class A)	5.0
Brighthouse/Franklin Low Duration Total Return Portfolio (Class A)	5.0
MFS Value Portfolio (Class A)	2.3
Invesco Comstock Portfolio (Class A)	2.0

Asset Allocation

% of Net Assets
Investment Grade Fixed Income	70.6
U.S. Large Cap Equities	10.7
High Yield Fixed Income	7.5
International Developed Market Equities	3.8
U.S. Small Cap Equities	3.2
Global Equities	1.5
International Fixed Income	1.5
U.S. Mid Cap Equities	0.6
Real Estate Equities	0.5
Emerging Market Equities	0.2

BHFTII-3

Brighthouse Funds Trust II

Brighthouse Asset Allocation 20 Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2021 through December 31, 2021.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Brighthouse Asset Allocation 20 Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period** July 1, 2021 to December 31, 2021
Class A (a) (b)	Actual	0.60%	$1,000.00	$1,014.10	$3.05
	Hypothetical*	0.60%	$1,000.00	$1,022.18	$3.06

Class B (a) (b)	Actual	0.85%	$1,000.00	$1,012.50	$4.31
	Hypothetical*	0.85%	$1,000.00	$1,020.92	$4.33

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects an expense limitation agreement between Brighthouse Investment Advisers, LLC and the Portfolio as described in Note 5 of the Notes to Financial Statements.
(b)	The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

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Brighthouse Funds Trust II

Brighthouse Asset Allocation 20 Portfolio

Schedule of Investments as of December 31, 2021

Mutual Funds—100.1% of Net Assets

Security Description	Shares	Value

Affiliated Investment Companies—100.1%
AB International Bond Portfolio (Class A) (a)	1,037,712	$10,792,204
Baillie Gifford International Stock Portfolio (Class A) (b)	478,136	6,713,033
BlackRock Bond Income Portfolio (Class A) (b)	612,028	66,190,852
BlackRock Capital Appreciation Portfolio (Class A) (b)	71,468	4,016,477
BlackRock High Yield Portfolio (Class A) (a)	335,622	2,711,826
Brighthouse Small Cap Value Portfolio (Class A) (a)	281,242	5,413,912
Brighthouse/Aberdeen Emerging Markets Equity Portfolio (Class A) (a)	99,015	1,324,824
Brighthouse/Artisan International Portfolio (Class A) (a)	290,527	4,070,282
Brighthouse/Artisan Mid Cap Value Portfolio (Class A) (b)	4,667	1,356,671
Brighthouse/Eaton Vance Floating Rate Portfolio (Class A) (a)	1,085,215	10,819,592
Brighthouse/Franklin Low Duration Total Return Portfolio (Class A) (a)	2,904,591	27,041,745
Brighthouse/Templeton International Bond Portfolio (Class A) (a) (c)	1,025,542	8,122,290
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A) (b)	237,616	9,497,506
Brighthouse/Wellington Large Cap Research Portfolio (Class A) (a)	284,178	5,405,063
CBRE Global Real Estate Portfolio (formerly, Clarion Global Real Estate Portfolio) (Class A) (a)	181,100	2,721,929
Harris Oakmark International Portfolio (Class A) (a)	369,309	5,354,981
Invesco Comstock Portfolio (Class A) (a)	645,346	10,835,354
Invesco Global Equity Portfolio (Class A) (a)	40,954	1,337,144
Jennison Growth Portfolio (Class A) (b)	188,322	3,926,512
JPMorgan Core Bond Portfolio (Class A) (a)	4,024,650	41,816,117
JPMorgan Small Cap Value Portfolio (Class A) (a)	134,056	2,683,807
Loomis Sayles Small Cap Growth Portfolio (Class A) (b)	81,576	1,329,690
MFS Research International Portfolio (Class A) (a)	274,256	4,061,729
MFS Value Portfolio (Class A) (b)	638,734	12,212,588
Neuberger Berman Genesis Portfolio (Class A) (b)	101,860	2,706,411

Affiliated Investment Companies—(Continued)
PIMCO Inflation Protected Bond Portfolio (Class A) (a)	4,311,327	48,933,564
PIMCO Total Return Portfolio (Class A) (a)	5,576,239	64,851,659
T. Rowe Price Large Cap Growth Portfolio (Class A) (b)	128,335	3,953,990
T. Rowe Price Large Cap Value Portfolio (Class A) (a)	228,535	8,128,976
T. Rowe Price Mid Cap Growth Portfolio (Class A) (a)	103,170	1,351,533
T. Rowe Price Small Cap Growth Portfolio (Class A) (b)	199,033	5,377,867
TCW Core Fixed Income Portfolio (Class A) (a)	4,995,785	51,306,709
VanEck Global Natural Resources Portfolio (Class A) (b)	551,370	6,660,549
Western Asset Management Strategic Bond Opportunities Portfolio (Class A) (b)	1,972,056	27,076,336
Western Asset Management U.S. Government Portfolio (Class A) (b)	6,063,442	70,214,662

Total Mutual Funds (Cost $511,231,221)		540,318,384

Total Investments—100.1% (Cost $511,231,221)		540,318,384
Other assets and liabilities (net)—(0.1)%		(379,263)

Net Assets—100.0%		$539,939,121

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	A Portfolio of Brighthouse Funds Trust I. (See Note 6 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated Underlying Portfolios.)
(b)	A Portfolio of Brighthouse Funds Trust II. (See Note 6 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated Underlying Portfolios.)
(c)	Non-income producing security.

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2021:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Affiliated Investment Companies	$540,318,384	$—	$—	$540,318,384
Total Investments	$540,318,384	$—	$—	$540,318,384

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

Brighthouse Asset Allocation 20 Portfolio

Statement of Assets and Liabilities

December 31, 2021

Assets
Affiliated investments at value (a)	$540,318,384
Receivable for:
Affiliated investments sold	210,751
Fund shares sold	10,640
Due from investment adviser	18,929

Total Assets	540,558,704
Liabilities
Payables for:
Affiliated investments purchased	2,409
Fund shares redeemed	218,979
Accrued Expenses:
Management fees	45,044
Distribution and service fees	108,612
Deferred trustees’ fees	178,812
Other expenses	65,727

Total Liabilities	619,583

Net Assets	$539,939,121

Net Assets Consist of:
Paid in surplus	$491,620,628
Distributable earnings (Accumulated losses)	48,318,493

Net Assets	$539,939,121

Net Assets
Class A	$28,878,292
Class B	511,060,829
Capital Shares Outstanding*
Class A	2,515,982
Class B	44,936,823
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$11.48
Class B	11.37

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of affiliated investments was $511,231,221.

Statement of Operations

Year Ended December 31, 2021

Investment Income
Dividends from affiliated investments	$11,358,384

Total investment income	11,358,384
Expenses
Management fees	556,068
Administration fees	30,250
Custodian and accounting fees	28,220
Distribution and service fees—Class B	1,361,413
Audit and tax services	32,010
Legal	41,100
Trustees’ fees and expenses	51,036
Miscellaneous	8,089

Total expenses	2,108,186
Less expenses reimbursed by the Adviser	(172,017)

Net expenses	1,936,169

Net Investment Income	9,422,215

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on :
Affiliated investments	8,003,199
Capital gain distributions from affiliated investments	12,073,870

Net realized gain (loss)	20,077,069

Net change in unrealized depreciation on affiliated investments	(8,234,686)

Net realized and unrealized gain (loss)	11,842,383

Net Increase (Decrease) in Net Assets From Operations	$21,264,598

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

Brighthouse Asset Allocation 20 Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2021	Year Ended December 31, 2020
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$9,422,215	$16,950,180
Net realized gain (loss)	20,077,069	5,785,908
Net change in unrealized appreciation (depreciation)	(8,234,686)	31,345,284

Increase (decrease) in net assets from operations	21,264,598	54,081,372

From Distributions to Shareholders
Class A	(1,364,100)	(1,574,685)
Class B	(23,135,316)	(26,915,299)

Total distributions	(24,499,416)	(28,489,984)

Increase (decrease) in net assets from capital share transactions	(56,350,167)	14,002,836

Total increase (decrease) in net assets	(59,584,985)	39,594,224

Net Assets
Beginning of period	599,524,106	559,929,882

End of period	$539,939,121	$599,524,106

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2021		Year Ended December 31, 2020
	Shares	Value	Shares	Value
Class A
Sales	277,484	$3,203,087	$344,606	$3,815,606
Reinvestments	121,038	1,364,100	148,136	1,574,685
Redemptions	(591,426)	(6,800,179)	(843,842)	(9,223,725)

Net increase (decrease)	(192,904)	$(2,232,992)	(351,100)	$(3,833,434)

Class B
Sales	4,672,200	$53,481,938	10,771,910	$115,731,575
Reinvestments	2,067,499	23,135,316	2,551,213	26,915,299
Redemptions	(11,441,701)	(130,734,429)	(11,434,803)	(124,810,604)

Net increase (decrease)	(4,702,002)	$(54,117,175)	1,888,320	$17,836,270

Increase (decrease) derived from capital shares transactions		$(56,350,167)		$14,002,836

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

Brighthouse Asset Allocation 20 Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$11.55	$11.11	$10.35	$11.01	$10.69

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.22	0.35	0.33	0.24	0.23
Net realized and unrealized gain (loss)	0.24	0.68	0.91	(0.50)	0.53

Total income (loss) from investment operations	0.46	1.03	1.24	(0.26)	0.76

Less Distributions
Distributions from net investment income	(0.38)	(0.34)	(0.27)	(0.26)	(0.26)
Distributions from net realized capital gains	(0.15)	(0.25)	(0.21)	(0.14)	(0.18)

Total distributions	(0.53)	(0.59)	(0.48)	(0.40)	(0.44)

Net Asset Value, End of Period	$11.48	$11.55	$11.11	$10.35	$11.01

Total Return (%) (b)	4.01	9.70	12.14	(2.41)	7.16

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (c)	0.13	0.13	0.13	0.13	0.12
Net ratio of expenses to average net assets (%) (c) (d)	0.10	0.10	0.10	0.10	0.10
Ratio of net investment income (loss) to average net assets (%) (e)	1.90	3.17	3.05	2.26	2.13
Portfolio turnover rate (%)	8	14	13	11	11
Net assets, end of period (in millions)	$28.9	$31.3	$34.0	$33.6	$39.5

	Class B
	Year Ended December 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$11.45	$11.01	$10.27	$10.92	$10.60

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.19	0.32	0.30	0.21	0.20
Net realized and unrealized gain (loss)	0.23	0.69	0.89	(0.49)	0.53

Total income (loss) from investment operations	0.42	1.01	1.19	(0.28)	0.73

Less Distributions
Distributions from net investment income	(0.35)	(0.32)	(0.24)	(0.23)	(0.23)
Distributions from net realized capital gains	(0.15)	(0.25)	(0.21)	(0.14)	(0.18)

Total distributions	(0.50)	(0.57)	(0.45)	(0.37)	(0.41)

Net Asset Value, End of Period	$11.37	$11.45	$11.01	$10.27	$10.92

Total Return (%) (b)	3.69	9.52	11.74	(2.61)	6.93

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (c)	0.38	0.38	0.38	0.38	0.37
Net ratio of expenses to average net assets (%) (c) (d)	0.35	0.35	0.35	0.35	0.35
Ratio of net investment income (loss) to average net assets (%) (e)	1.62	2.96	2.82	2.00	1.86
Portfolio turnover rate (%)	8	14	13	11	11
Net assets, end of period (in millions)	$511.1	$568.2	$525.9	$507.7	$588.9

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Asset Allocation Portfolio invests.
(d)	Includes the effects of expenses reimbursed by the Adviser (see Note 5 of the Notes to Financial Statements).
(e)	Recognition of net investment income by the Asset Allocation Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

Brighthouse Asset Allocation 20 Portfolio

Notes to Financial Statements—December 31, 2021

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Brighthouse Asset Allocation 20 Portfolio (the “Asset Allocation Portfolio”), which is diversified. The Asset Allocation Portfolio operates under a “fund of funds” structure, investing substantially all of its assets in other Portfolios advised by Brighthouse Investment Advisers (each, an “Underlying Portfolio,” and, collectively, the “Underlying Portfolios”). Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Asset Allocation Portfolio has registered and offers two classes of shares: Class A and B shares. Shares of each Class of the Asset Allocation Portfolio represent an equal pro rata interest in the Asset Allocation Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Asset Allocation Portfolio, and certain Asset Allocation Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Asset Allocation Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2021 through the date the financial statements were issued.

The Asset Allocation Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Asset Allocation Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Asset Allocation Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Asset Allocation Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Asset Allocation Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Asset Allocation Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Investments in the Underlying Portfolios are valued at their closing daily NAV on the valuation date. Investments in the Underlying Portfolios are categorized as Level 1 within the fair value hierarchy. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectuses of the Underlying Portfolios.

In December 2020, the Securities and Exchange Commission adopted Rule 2a-5 Good Faith Determinations of Fair Value, under the 1940 Act, which is intended to address valuation practices and the role of the board of directors with respect to the fair value of the investments of a registered investment company. Among other things, Rule 2a-5 will permit the Portfolio’s Board to designate the Portfolio’s primary investment adviser to perform the Portfolio’s fair value determinations, which will be subject to the Board’s oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the investment adviser’s fair value determinations. Compliance with Rule 2a-5 will not be required until September 2022. The Adviser continues to review Rule 2a-5 and its impact on the Adviser’s and the Portfolio’s valuation policies and related practices.

Investment Transactions and Related Investment Income - The Asset Allocation Portfolio’s security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying Portfolios are recorded as net realized gain in the Statement of Operations.

BHFTII-9

Brighthouse Funds Trust II

Brighthouse Asset Allocation 20 Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

Dividends and Distributions to Shareholders - The Asset Allocation Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Asset Allocation Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Asset Allocation Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Asset Allocation Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2021, the Asset Allocation Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

3. Certain Risks

In the normal course of business, the Underlying Portfolios invest in securities and enter into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Underlying Portfolios may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Underlying Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 outbreak. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

Credit and Counterparty Risk: The Underlying Portfolios may be exposed to counterparty risk, or the risk that an entity with which the Underlying Portfolios have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Underlying Portfolios to credit and counterparty risk consist principally of cash due from counterparties and investments. The Underlying Portfolios manage counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of their trading partners, (ii) monitoring and/or limiting the amount of their net exposure to each individual counterparty based on the adviser’s assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Underlying Portfolios restrict their exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom the Underlying Portfolios undertake a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

The Asset Allocation Portfolio’s prospectus includes a discussion of the principal risks of investing in the Asset Allocation Portfolio and in the Underlying Portfolios in which it invests.

BHFTII-10

Brighthouse Funds Trust II

Brighthouse Asset Allocation 20 Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of shares of the Underlying Portfolios by the Asset Allocation Portfolio, for the year ended December 31, 2021 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$47,863,874	$0	$107,182,137

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Asset Allocation Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Asset Allocation Portfolio. For providing investment management services to the Asset Allocation Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2021	% per annum	Average Daily Net Assets
$556,068	0.100%	Of the first $500 million
	0.075%	Of the next $500 million
	0.050%	On amounts in excess of $1 billion

In addition to the above management fee paid to Brighthouse Investment Advisers, the Asset Allocation Portfolio indirectly pays Brighthouse Investment Advisers an investment advisory fee through its investments in the Underlying Portfolios.

Certain officers and trustees of the Trust may also be officers of the Adviser however, such officers and trustees receive no compensation from the Trust.

Expense Limitation Agreement - Pursuant to an expense agreement relating to each class of the Asset Allocation Portfolio, Brighthouse Investment Advisers has contractually agreed, from April 30, 2021 to April 30, 2022, to waive a portion of its advisory fees or pay a portion of the other operating expenses (not including acquired fund fees and expenses, brokerage costs, interest, taxes, or extraordinary expenses) to the extent total operating expenses exceed stated annual expense limits (based on the Asset Allocation Portfolio’s then-current fiscal year). For the Asset Allocation Portfolio, this subsidy, and identical subsidies in effect in earlier periods, are subject to the obligation of each class of the Asset Allocation Portfolio to repay Brighthouse Investment Advisers in future years, if any, when a class’ expenses fall below the stated expense limit pertaining to that class that was in effect at the time of the subsidy in question. Such deferred expenses may be charged to a class in a subsequent year to the extent that the charge does not cause the total expenses in such subsequent year to exceed the class’ stated expense limit that was in effect at the time of the subsidy in question; provided, however, that no class of the Asset Allocation Portfolio is obligated to repay any expense paid by Brighthouse Investment Advisers more than five years after the end of the fiscal year in which such expense was incurred. The expense limits (annual rates as a percentage of each class of the Asset Allocation Portfolio’s net average daily net assets) in effect from April 30, 2021 to April 30, 2022 are 0.10% and 0.35% for Class A and B, respectively.

As of December 31, 2021, the amount of expenses deferred in 2017 subject to repayment until December 31, 2022 was $143,509. The amount of expenses deferred in 2018 subject to repayment until December 31, 2023 was $153,825. The amount of expenses deferred in 2019 subject to repayment until December 31, 2024 was $187,177. The amount of expenses deferred in 2020 subject to repayment until December 31, 2025 was $180,341. The amount of expenses deferred in 2021 subject to repayment until December 31, 2026 was $172,017.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution

BHFTII-11

Brighthouse Funds Trust II

Brighthouse Asset Allocation 20 Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2021 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Transactions in Securities of Affiliated Issuers

The Asset Allocation Portfolio does not invest in the Underlying Portfolios for the purpose of exercising control; however, investments by the Asset Allocation Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolios’ net assets. Transactions in the Underlying Portfolios for the year ended December 31, 2021 were as follows:

Security Description	Market Value December 31, 2020	Purchases	Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of December 31, 2021
AB International Bond Portfolio (Class A)	$11,992,220	$438,998	$(1,365,371)	$64,261	$(337,904)	$10,792,204
Baillie Gifford International Stock Portfolio (Class A)	7,496,959	1,870,111	(1,940,128)	399,314	(1,113,223)	6,713,033
BlackRock Bond Income Portfolio (Class A)	73,429,973	5,528,836	(9,138,807)	31,395	(3,660,545)	66,190,852
BlackRock Capital Appreciation Portfolio (Class A)	4,507,258	1,187,215	(1,979,415)	500,882	(199,463)	4,016,477
BlackRock High Yield Portfolio (Class A)	3,003,373	171,904	(501,475)	(11,136)	49,160	2,711,826
Brighthouse Small Cap Value Portfolio (Class A)	5,991,561	560,709	(2,777,060)	916,629	722,073	5,413,912
Brighthouse/Aberdeen Emerging Markets Equity Portfolio (Class A)	1,516,325	299,305	(438,651)	125,718	(177,873)	1,324,824
Brighthouse/Artisan International Portfolio (Class A)	4,506,365	362,996	(1,134,811)	186,360	149,372	4,070,282
Brighthouse/Artisan Mid Cap Value Portfolio (Class A)	1,510,035	99,617	(567,191)	63,138	251,072	1,356,671
Brighthouse/Eaton Vance Floating Rate Portfolio (Class A)	11,981,600	610,618	(1,815,477)	(53,310)	96,161	10,819,592
Brighthouse/Franklin Low Duration Total Return Portfolio (Class A)	29,944,528	1,304,957	(3,788,766)	(232,674)	(186,300)	27,041,745
Brighthouse/Templeton International Bond Portfolio (Class A)	9,006,406	384,882	(851,798)	(231,101)	(186,099)	8,122,290
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A)	10,563,585	928,204	(3,553,346)	808,714	750,349	9,497,506
Brighthouse/Wellington Large Cap Research Portfolio (Class A)	6,035,917	860,939	(2,155,483)	392,528	271,162	5,405,063
CBRE Global Real Estate Portfolio (formerly, Clarion Global Real Estate Portfolio) (Class A)	3,010,644	263,692	(1,340,384)	135,202	652,775	2,721,929
Harris Oakmark International Portfolio (Class A)	5,984,513	816,489	(1,952,355)	369,606	136,728	5,354,981
Invesco Comstock Portfolio (Class A)	12,086,108	796,594	(5,271,566)	150,716	3,073,502	10,835,354
Invesco Global Equity Portfolio (Class A)	1,509,699	236,357	(574,577)	150,957	14,708	1,337,144
Jennison Growth Portfolio (Class A)	4,492,297	1,981,355	(2,375,168)	759,266	(931,238)	3,926,512
JPMorgan Core Bond Portfolio (Class A)	46,468,894	2,533,790	(5,492,449)	59,903	(1,754,021)	41,816,117
JPMorgan Small Cap Value Portfolio (Class A)	2,990,847	489,269	(1,583,472)	333,011	454,152	2,683,807
Loomis Sayles Small Cap Growth Portfolio (Class A)	1,485,800	418,836	(600,465)	147,147	(121,628)	1,329,690
MFS Research International Portfolio (Class A)	4,507,371	372,135	(1,127,153)	390,845	(81,469)	4,061,729
MFS Value Portfolio (Class A)	13,634,259	487,162	(4,583,127)	349,245	2,325,049	12,212,588
Neuberger Berman Genesis Portfolio (Class A)	2,997,404	422,168	(1,032,750)	189,958	129,631	2,706,411
PIMCO Inflation Protected Bond Portfolio (Class A)	54,002,068	1,698,426	(9,100,398)	(307,523)	2,640,991	48,933,564
PIMCO Total Return Portfolio (Class A)	71,880,316	6,581,246	(8,546,244)	(276,299)	(4,787,360)	64,851,659
T. Rowe Price Large Cap Growth Portfolio (Class A)	4,504,640	1,143,222	(2,069,276)	569,251	(193,847)	3,953,990
T. Rowe Price Large Cap Value Portfolio (Class A)	9,062,670	401,179	(3,236,267)	9,711	1,891,683	8,128,976
T. Rowe Price Mid Cap Growth Portfolio (Class A)	1,499,465	253,095	(485,949)	66,462	18,460	1,351,533
T. Rowe Price Small Cap Growth Portfolio (Class A)	5,943,367	1,380,079	(2,029,485)	292,938	(209,032)	5,377,867

BHFTII-12

Brighthouse Funds Trust II

Brighthouse Asset Allocation 20 Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

Security Description	Market Value December 31, 2020	Purchases	Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of December 31, 2021
TCW Core Fixed Income Portfolio (Class A)	$56,958,581	$5,298,828	$(6,777,436)	$342,898	$(4,516,162)	$51,306,709
Van Eck Global Natural Resources Portfolio (Class A)	7,489,354	1,860,633	(4,027,122)	1,245,902	91,782	6,660,549
Western Asset Management Strategic Bond Opportunities Portfolio (Class A)	30,023,713	1,709,987	(4,370,896)	46,524	(332,992)	27,076,336
Western Asset Management U.S. Government Portfolio (Class A)	77,850,019	4,110,041	(8,597,819)	16,761	(3,164,340)	70,214,662

	$599,868,134	$47,863,874	$(107,182,137)	$8,003,199	$(8,234,686)	$540,318,384

Security Description	Capital Gain Distributions from Affiliated Investments	Income earned from affiliates during the period	Number of shares held at December 31, 2021
AB International Bond Portfolio (Class A)	$47,263	$14,289	1,037,712
Baillie Gifford International Stock Portfolio (Class A)	682,269	66,320	478,136
BlackRock Bond Income Portfolio (Class A)	1,368,679	1,926,382	612,028
BlackRock Capital Appreciation Portfolio (Class A)	572,011	—	71,468
BlackRock High Yield Portfolio (Class A)	—	117,923	335,622
Brighthouse Small Cap Value Portfolio (Class A)	2,445	55,929	281,242
Brighthouse/Aberdeen Emerging Markets Equity Portfolio (Class A)	—	5,440	99,015
Brighthouse/Artisan International Portfolio (Class A)	24,073	23,147	290,527
Brighthouse/Artisan Mid Cap Value Portfolio (Class A)	29,439	12,924	4,667
Brighthouse/Eaton Vance Floating Rate Portfolio (Class A)	—	380,547	1,085,215
Brighthouse/Franklin Low Duration Total Return Portfolio (Class A)	—	606,384	2,904,591
Brighthouse/Templeton International Bond Portfolio (Class A)	—	—	1,025,542
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A)	515,224	141,099	237,616
Brighthouse/Wellington Large Cap Research Portfolio (Class A)	568,606	50,020	284,178
CBRE Global Real Estate Portfolio (formerly, Clarion Global Real Estate Portfolio) (Class A)	—	85,255	181,100
Harris Oakmark International Portfolio (Class A)	—	45,153	369,309
Invesco Comstock Portfolio (Class A)	—	231,388	645,346
Invesco Global Equity Portfolio (Class A)	57,920	1,827	40,954
Jennison Growth Portfolio (Class A)	930,306	—	188,322
JPMorgan Core Bond Portfolio (Class A)	—	1,120,849	4,024,650
JPMorgan Small Cap Value Portfolio (Class A)	68,775	31,743	134,056
Loomis Sayles Small Cap Growth Portfolio (Class A)	132,997	—	81,576
MFS Research International Portfolio (Class A)	149,893	48,822	274,256
MFS Value Portfolio (Class A)	130,851	199,153	638,734
Neuberger Berman Genesis Portfolio (Class A)	187,032	2,241	101,860
PIMCO Inflation Protected Bond Portfolio (Class A)	—	493,055	4,311,327
PIMCO Total Return Portfolio (Class A)	2,865,529	1,381,997	5,576,239
T. Rowe Price Large Cap Growth Portfolio (Class A)	478,205	—	128,335
T. Rowe Price Large Cap Value Portfolio (Class A)	9,531	171,564	228,535
T. Rowe Price Mid Cap Growth Portfolio (Class A)	128,103	—	103,170
T. Rowe Price Small Cap Growth Portfolio (Class A)	604,535	2,025	199,033
TCW Core Fixed Income Portfolio (Class A)	2,520,184	977,832	4,995,785
Van Eck Global Natural Resources Portfolio (Class A)	—	84,668	551,370
Western Asset Management Strategic Bond Opportunities Portfolio (Class A)	—	1,079,070	1,972,056
Western Asset Management U.S. Government Portfolio (Class A)	—	2,001,338	6,063,442

	$12,073,870	$11,358,384

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

BHFTII-13

Brighthouse Funds Trust II

Brighthouse Asset Allocation 20 Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2021 was as follows:

Cost basis of investments	$520,157,525

Gross unrealized appreciation	27,202,685
Gross unrealized (depreciation)	(7,041,826)

Net unrealized appreciation (depreciation)	$20,160,859

The tax character of distributions paid for the years ended December 31, 2021 and 2020 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2021	2020	2021	2020	2021	2020
$17,379,934	$16,057,304	$7,119,482	$12,432,680	$24,499,416	$28,489,984

As of December 31, 2021, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$14,378,964	$13,957,482	$20,160,859	$—	$48,497,305

The Asset Allocation Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2021, the Asset Allocation Portfolio had no accumulated capital losses.

BHFTII-14

Brighthouse Funds Trust II

Brighthouse Asset Allocation 20 Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust II and Shareholders of the Brighthouse Asset Allocation 20 Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Brighthouse Asset Allocation 20 Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust II), as of December 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Brighthouse Asset Allocation 20 Portfolio as of December 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2022

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTII-15

Brighthouse Funds Trust II

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, 125 High Street, Suite 732, Boston, Massachusetts 02110. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present); until 2016, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	74	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	74	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield and Merel, Ltd.	74	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	74	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Mid-Con Energy Partners, LP (energy);** Trustee, SharesPost 100 Fund (closed-end fund).** Until 2020, Director, Gainsco, Inc. (auto insurance).**

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	74	Trustee, HSBC Funds.**

BHFTII-16

Brighthouse Funds Trust II

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor).	74	Director and Chairman of the Board of Directors, First Eagle Alternative Capital BDC, Inc.;** Director, First Eagle Credit Opportunities Fund;** Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	Private Investor; Until 2020, President, True North Board Governance, LLC (consulting).	74	Until 2020, Lead Independent Trustee, BMT Investment Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2021-present); formerly Senior Vice President, Brighthouse Investment Advisers, LLC (2017-2021).

Dina Lee (1970)	Secretary, of Trust I and Trust II	From December 2021 (Trust I and Trust II) to present	Executive Vice President, Chief Legal Officer, Brighthouse Investment Advisers, LLC (2021-present); formerly, Associate General Counsel, Neuberger Berman Investment Advisers LLC (2017-2021).

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2013-present); Head of Funds Compliance, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017).

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., an affiliate of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 29 BHF II Portfolios

BHFTII-17

Brighthouse Funds Trust II

Brighthouse Asset Allocation 20 Portfolio

Board of Trustees’ Consideration of Advisory Agreements

At a meeting held on November 30-December 1, 2021 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (the “Advisory Agreements” or “Agreements”) with Brighthouse Investment Advisers, LLC (the “Adviser”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2022 through December 31, 2022.

The Board met with personnel of the Adviser on October 20-21, 2021 (the “October Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the October Meeting and the November Meeting are referred to collectively as, the “Meetings”). The Independent Trustees were advised by independent legal counsel throughout year, including during the contract renewal process, and met with independent legal counsel in executive sessions outside of the presence of management.

In considering the continuation of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of assisting the Board in the renewal process, along with various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled Board meetings. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and reports that the Adviser had prepared specifically for the renewal process. The Board also reviewed information with respect to the effect of the ongoing COVID-19 pandemic on the operations of the Adviser.

In considering the continuation of the Agreements, the Board also reviewed, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the October Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement.

In approving the continuation of each Agreement, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser has provided to the Brighthouse Asset Allocation 20 Portfolio, Brighthouse Asset Allocation 40 Portfolio, Brighthouse Asset Allocation 60 Portfolio Brighthouse Asset Allocation 80 Portfolio and Brighthouse Asset Allocation 100 Portfolio (the “Asset Allocation Portfolios”) and the American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio and American Funds Moderate Allocation Portfolio (the “American Funds of Funds”). The Board considered the Adviser’s services as investment manager to the Portfolios, including with respect to investment programs and personnel, oversight of transition management (as applicable), actions taken with respect to regulatory developments, compliance programs and personnel, risk management, and liquidity risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the

BHFTII-18

Brighthouse Funds Trust II

Brighthouse Asset Allocation 20 Portfolio

Board of Trustees’ Consideration of Advisory Agreements—(Continued)

Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct regular and periodic reviews and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Independent Trustees regarding material information related to those reviews and assessments. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the Asset Allocation Portfolios, the Board noted that the Adviser employs at its own expense an independent consultant to provide research and consulting services with respect to the periodic asset allocation targets for each of the Asset Allocation Portfolios and investments in other Portfolios of the Trusts (the “Underlying Portfolios”). Additionally, the Board considered that a committee, consisting of investment professionals from the Adviser, meets regularly to review the management of the Asset Allocation Portfolios and the American Funds of Funds, including asset allocations and performance metrics. The Board further considered and found that the advisory fee paid to the Adviser with respect to each Asset Allocation Portfolio and American Fund of Funds was based on services provided that were in addition to, rather than duplicative of, the services provided pursuant to the advisory agreements for the Underlying Portfolios in which the Portfolio invests.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board focused particular attention on Portfolios with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected, and (ii) the selection of the peer groups.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each of the Portfolios, which included comparisons of the Portfolio’s contractual management fees (at current and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”) and a narrower group of peer funds (“Expense Group”). The Board considered that Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios.

The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. In the case of the Asset Allocation Portfolios, the Board also considered the Adviser’s analysis of its profitability that was attributable to its management of the Underlying Portfolios of the Trust in which the Asset Allocation Portfolios invest. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other expenses.

BHFTII-19

Brighthouse Funds Trust II

Brighthouse Asset Allocation 20 Portfolio

Board of Trustees’ Consideration of Advisory Agreements—(Continued)

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of distribution and shareholder services activities.

The Board considered information from the Adviser pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated.

*  *  *  *  *

Brighthouse Asset Allocation 20 Portfolio. The Board also considered the following information in relation to the Agreement with the Adviser regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe for the one-, three-, and five-year periods ended June 30, 2021. The Board also considered that the Portfolio underperformed the average of its Morningstar Category for the one-, three-, and five-year periods ended June 30, 2021. The Board further considered that the Portfolio outperformed the Brighthouse AA 20 Narrow Index for the one-year period ended October 31, 2021 and underperformed the same Index for the three- and five-year periods ended October 31, 2021. The Board also took into account that the Portfolio outperformed its benchmark, the Dow Jones Conservative Portfolio Index, for the one-,three-, and five-year periods ended October 31, 2021. The Board also noted the presence of the expense cap in effect for the Portfolio.

The Board considered that the Portfolio’s actual management fees and total expenses (inclusive of underlying fund expenses and exclusive of 12b-l fees) were below the Expense Group median and the Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size.

BHFTII-20

Brighthouse Funds Trust II

Brighthouse Asset Allocation 40 Portfolio

Managed by Brighthouse Investment Advisers, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2021, the Class A and B shares of the Brighthouse Asset Allocation 40 Portfolio returned 7.68% and 7.42%, respectively. The Portfolio’s benchmark, the Dow Jones Moderately Conservative Portfolio Index¹, returned 4.76%.

MARKET ENVIRONMENT/CONDITIONS

The events of 2021 proved to be a dichotomy for investors. Equity markets surged ahead, while bond markets were tumultuous and regressed during the year. In the U.S., the government’s economic relief bill and bi-partisan support for an infrastructure spending package in the first half of 2021 provided the impetus for equities to extend their rally, which began way back in the second quarter of 2020, coming off dramatic post-COVID lows. Over the first six months of the year, the S&P 500 Index generated a robust 15.25% return. Bond markets, on the other hand, struggled to navigate U.S. Federal Reserve (the “Fed”) monetary policy and budding inflation expectations. The rapid increase in the 10-year U.S. Treasury rate by 0.8% in the first three months of the year sent bonds reeling. The Bloomberg U.S. Aggregate Bond Index lost 3.37% in the first quarter of 2021. The 10-year rate decline of 0.3% in the second quarter helped bonds recover some of their earlier losses, but the damage had been done, as the Bloomberg U.S. Aggregate Bond Index fell 1.60% in the first half of the year.

In the back half of the year, minutes from the Fed’s Federal Open Markets Committee meetings signaled a shift in policy. Earlier in the year, the Fed’s sentiment favored maintaining low interest rates to spur economic growth and low unemployment levels. Inflation was perceived as less of an economic threat. As economic data pointed to improving unemployment trends, higher price levels, and strong economic growth, the Fed announced at its December meeting that it would scale back its bond purchase program, and this had clearly set the stage for potential interest rate increases in an attempt to counter inflationary pressures going forward.

While equities enjoyed a healthy run-up at mid-year, weaker economic data in the third quarter and a rise in global infection rates from the highly contagious Delta variant strain of COVID-19 took the wind out of the sails for global equities. Real GDP (the inflation-adjusted value of all goods and services produced in the economy in a given period) growth slowed down markedly from the past four quarters as global supply chain disruptions impacted personal consumption. The S&P 500 Index managed a meager 0.58% return in the quarter, but this result was an exception as most equity markets broadly experienced negative returns. Across fixed income markets, a policy tightening tone reverberated across central banks and pushed global sovereign yields higher toward the end of the third quarter. Correspondingly, the U.S. 10-year rate increased seven basis points over the quarter.

The fourth quarter once again witnessed a resurgence for global equities after the third quarter’s pullback. On the labor front, the U.S. unemployment rate declined over the quarter and stood at 3.9% at the end of December versus 6.7% one-year prior. In what may be a sign of an improving employment picture, several industries continued to have rising employment trends. Leisure and hospitality, business and professional services, manufacturing, construction, as well as transportation and warehouses all closed out the quarter with positive employment gains. The advance estimate for Real GDP reported fourth quarter growth at an annualized rate of 6.9%, driven by robust retail export data and an increase in personal consumption expenditures. On the back of this strong result, the S&P 500 Index gained 11.03% in the fourth quarter.

For the full 2021 calendar year period, the S&P 500 Index returned 28.71% and meaningfully outperformed international stocks, which gained 11.26% as measured by the MSCI EAFE Index. Relative to U.S. stocks, emerging market stocks fared much worse and fell 2.54%, as measured by the MSCI Emerging Markets Index.

Global fixed income markets produced mixed results for the year. As central banks leaned toward a tighter monetary policy, sovereign yields rose over the period and less spread-sensitive bonds faced a headwind. Core U.S. fixed income, as measured by the Bloomberg U.S. Aggregate Bond Index, fell 1.54% for the year ended December 31, 2021. In contrast, bonds with credit exposure of some kind generally benefitted from spread compression, as the ICE/BofA High Yield Option-Adjusted Spread tightened by 0.8%. Accordingly, high yield bonds, as measured by the Bloomberg U.S. Corporate High Yield Bond Index, returned 5.28% during the year.

PORTFOLIO REVIEW / PERIOD-END POSITIONING

The Brighthouse Asset Allocation 40 Portfolio invests in underlying portfolios of the Brighthouse Funds Trust I and the Brighthouse Funds Trust II to maintain a broad asset allocation of approximately 40% to equities and 60% to fixed income.

Over the twelve-month period, the Portfolio outperformed the Dow Jones Moderately Conservative Portfolio Index. Strong performance within the underlying fixed income, mid cap, and small cap equity portfolios, emerging market equities and an overweight to high yield bonds and U.S. small cap equities, and an underweight to foreign developed bonds contributed to the outperformance.

The underlying fixed income portfolios added to relative performance. On an absolute return basis, the PIMCO Inflation Protected Bond Portfolio and the BlackRock High Yield Portfolio generated the largest returns in the period. The largest relative contributor versus its benchmark was the Brighthouse/Templeton International Bond Portfolio, which outperformed by 5.0% for the year. The portfolio’s underweight duration positioning in the euro area and the U.K., along with overweight duration position in Argentina and Indonesia were positive contributors. The portfolio’s currency positioning in the euro, Norwegian krone, and Chinese yuan added were to results. The Western Asset Management Strategic Bond Oppor-

BHFTII-1

Brighthouse Funds Trust II

Brighthouse Asset Allocation 40 Portfolio

Managed by Brighthouse Investment Advisers, LLC

Portfolio Manager Commentary*—(Continued)

tunities Portfolio outpaced its benchmark by 4.4%. Allocations to high yield bonds, bank loans, and investment grade corporates all contributed over the period. Exposures to structured products such as non-agency mortgage-backed securities and asset-back securities aided relative results. The BlackRock Bond Income Portfolio outperformed its benchmark by 1.1%. Allocations to high yield bonds and securitized assets during the year boosted relative results. Duration positioning and an allocation to Treasury Inflation-Protected Securities were supportive to relative results. Conversely, the Brighthouse/Eaton Vance Floating Rate Portfolio fell 1.5% against its benchmark. The portfolio’s underexposure to CCC-rated loans and unfavorable loan selection to the oil and gas, electronics/electrical, aerospace and defense, and health care industries negatively impacted results.

Performance from the underlying domestic equity portfolios was mixed for the period. Large cap equities underperformed while contributions from mid cap and small cap equities were positive. Within large cap the largest positive relative performer was the Invesco Comstock Portfolio, which outperformed its benchmark by 8.3%. Key drivers to performance were attributable to positive selection in the Energy and Industrials sectors along with an overweight to Energy and an underweight to Communication Services. The T. Rowe Price Large Cap Value Portfolio outperformed its benchmark by 1.1%. Strong security selection in the Financials and Information Technology (“IT”) sectors offset weakness within the Health Care and Industrials sectors. An underweight to Communication Services further aided performance. The Jennison Growth Portfolio, on the other hand, was a leading relative detractor, underperforming its benchmark by 10.4%. Weak security selection in the IT and Communication Services sectors was primarily responsible for the negative relative results. The BlackRock Capital Appreciation Portfolio underperformed its benchmark by 6.4%. Security selection in the Communication Services, Consumer Discretionary, and IT sectors were a significant drag to performance. In mid cap, the T. Rowe Price Mid Cap Growth Portfolio was a relative contributor and gained 2.4% over its benchmark. Positive selection within the IT, Consumer Discretionary, and Communication Services sectors proved most beneficial to results. On the negative side, the Brighthouse/Artisan Mid Cap Value Portfolio lagged its benchmark by 1.4%. Returns were impacted by an overweight to Communication Services and an underweight to Energy, which offset positive selection in the portfolio. Within small cap equities, the JPMorgan Small Cap Value Portfolio was a strong performer and gained 4.7% over its benchmark. Positive selection in the Financials, Consumer Discretionary, Health Care, and Real Estate sectors were among the largest contributors to relative results. The Brighthouse Small Cap Value Portfolio performed well over the period and gained 3.9% versus its benchmark. Security selection in the Industrials and Financials sectors contributed to relative results, along with an underweight to Health Care. The Neuberger Berman Genesis Portfolio was the largest relative detractor and underperformed its benchmark by 9.9%. Weak selection in the Industrials, Financials, Consumer Staples, Materials, and Consumer Discretionary were key drivers to the underperformance.

The developed non-U.S. equity portfolios detracted from performance over the period. The worst relative performer was the VanEck Global Natural Resources Portfolio, which underperformed its benchmark by 21.1%. The portfolio’s overweight to energy renewables and alternatives, coupled with an underweight to oil and gas were meaningful detractors over the period. Negative selection within base & industrial metals also weighed on results. The Harris Oakmark International Portfolio lagged its benchmark by 2.6%. Selection in the Consumer Discretionary, Health Care, Financials, and IT sectors fared the worst. Additionally, holdings in China and Germany were relative detractors. A bright spot was the Brighthouse/Artisan International Portfolio, which outpaced its benchmark by 0.9%. Drivers of outperformance were security selection within Communication Services, Materials, and Health Care sectors. Within emerging market equities, the SSGA Emerging Markets Enhanced Index Portfolio outperformed its benchmark by 3.2%. The portfolio’s tilt toward stocks perceived as attractively priced and less volatile were contributors to performance. At the country level, strong performance in China and Korea added to results.

Investment Committee

Brighthouse Investment Advisers, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the advisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The The Dow Jones Moderately Conservative Portfolio Index is a member of the Dow Jones Relative Risk Index Series and is designed to measure a total portfolio of stocks, bonds, and cash, allocated to represent an investor’s desired risk profile. The Dow Jones Moderately Conservative Portfolio Index level is set to 40% of the Dow Jones Global Stock CMAC Index’s downside risk.

BHFTII-2

Brighthouse Funds Trust II

Brighthouse Asset Allocation 40 Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATELY CONSERVATIVE PORTFOLIO INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2021

	1 Year	5 Year	10 Year
Brighthouse Asset Allocation 40 Portfolio
Class A	7.68	8.12	7.37
Class B	7.42	7.84	7.10
Dow Jones Moderately Conservative Portfolio Index	4.76	7.17	6.14

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2021

Top Holdings

% of Net Assets
BlackRock Bond Income Portfolio (Class A)	9.5
PIMCO Total Return Portfolio (Class A)	9.0
Western Asset Management U.S. Government Portfolio (Class A)	8.0
TCW Core Fixed Income Portfolio (Class A)	7.3
PIMCO Inflation Protected Bond Portfolio (Class A)	6.1
Western Asset Management Strategic Bond Opportunities Portfolio (Class A)	4.0
MFS Value Portfolio (Class A)	3.8
JPMorgan Core Bond Portfolio (Class A)	3.8
T. Rowe Price Large Cap Value Portfolio (Class A)	3.5
AB International Bond Portfolio (Class A)	3.5

Asset Allocation

% of Net Assets
Investment Grade Fixed Income	46.7
U.S. Large Cap Equities	21.6
International Developed Market Equities	8.6
High Yield Fixed Income	6.5
International Fixed Income	6.0
U.S. Small Cap Equities	4.5
Global Equities	3.0
Emerging Market Equities	1.4
U.S. Mid Cap Equities	1.0
Real Estate Equities	0.8

BHFTII-3

Brighthouse Funds Trust II

Brighthouse Asset Allocation 40 Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2021 through December 31, 2021.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Brighthouse Asset Allocation 40 Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period** July 1, 2021 to December 31, 2021
Class A (a)	Actual	0.60%	$1,000.00	$1,020.30	$3.06
	Hypothetical*	0.60%	$1,000.00	$1,022.18	$3.06

Class B (a)	Actual	0.85%	$1,000.00	$1,018.80	$4.33
	Hypothetical*	0.85%	$1,000.00	$1,020.92	$4.33

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

BHFTII-4

Brighthouse Funds Trust II

Brighthouse Asset Allocation 40 Portfolio

Schedule of Investments as of December 31, 2021

Mutual Funds—100.0% of Net Assets

Security Description	Shares	Value

Affiliated Investment Companies—100.0%
AB International Bond Portfolio (Class A) (a)	16,883,396	$175,587,321
Allspring Mid Cap Value Portfolio (formerly, Wells Capital Management Mid Cap Value Portfolio) (Class A) (a)	806,928	12,749,470
Baillie Gifford International Stock Portfolio (Class A) (b)	9,304,612	130,636,747
BlackRock Bond Income Portfolio (Class A) (b)	4,417,595	477,762,867
BlackRock Capital Appreciation Portfolio (Class A) (b)	1,561,940	87,781,016
BlackRock High Yield Portfolio (Class A) (a)	3,133,851	25,321,516
Brighthouse Small Cap Value Portfolio (Class A) (a)	3,296,882	63,464,971
Brighthouse/Aberdeen Emerging Markets Equity Portfolio (Class A) (a)	2,603,771	34,838,455
Brighthouse/Artisan International Portfolio (Class A) (a)	6,337,477	88,788,048
Brighthouse/Artisan Mid Cap Value Portfolio (Class A) (b)	43,716	12,707,003
Brighthouse/Eaton Vance Floating Rate Portfolio (Class A) (a)	10,108,664	100,783,384
Brighthouse/Franklin Low Duration Total Return Portfolio (Class A) (a)	16,222,494	151,031,423
Brighthouse/Templeton International Bond Portfolio (Class A) (a) (c)	15,954,332	126,358,311
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A) (b)	4,137,118	165,360,604
Brighthouse/Wellington Large Cap Research Portfolio (Class A) (a)	5,983,992	113,815,526
CBRE Global Real Estate Portfolio (formerly, Clarion Global Real Estate Portfolio) (Class A) (a)	2,549,254	38,315,291
Harris Oakmark International Portfolio (Class A) (a)	9,263,291	134,317,722
Invesco Comstock Portfolio (Class A) (a)	9,829,276	165,033,541
Invesco Global Equity Portfolio (Class A) (a)	1,533,678	50,074,595
Invesco Small Cap Growth Portfolio (Class A) (a)	1,387,182	23,651,447
Jennison Growth Portfolio (Class A) (b)	2,908,548	60,643,232
JPMorgan Core Bond Portfolio (Class A) (a)	18,126,296	188,332,213
JPMorgan Small Cap Value Portfolio (Class A) (a)	1,883,249	37,702,643
Loomis Sayles Growth Portfolio (Class A) (a)	3,026,227	50,205,110
Loomis Sayles Small Cap Growth Portfolio (Class A) (b)	756,748	12,334,998

Affiliated Investment Companies—(Continued)
MFS Research International Portfolio (Class A) (a)	5,145,005	76,197,523
MFS Value Portfolio (Class A) (b)	9,970,878	190,643,188
Neuberger Berman Genesis Portfolio (Class A) (b)	956,211	25,406,524
PIMCO Inflation Protected Bond Portfolio (Class A) (a)	26,818,147	304,385,964
PIMCO Total Return Portfolio (Class A) (a)	38,947,046	452,954,150
SSGA Emerging Markets Enhanced Index Portfolio (Class A) (a)	3,098,161	35,628,852
T. Rowe Price Large Cap Growth Portfolio (Class A) (b)	2,377,409	73,247,978
T. Rowe Price Large Cap Value Portfolio (Class A) (a)	4,994,657	177,659,963
T. Rowe Price Mid Cap Growth Portfolio (Class A) (a)	1,934,619	25,343,510
T. Rowe Price Small Cap Growth Portfolio (Class A) (b)	2,320,893	62,710,520
TCW Core Fixed Income Portfolio (Class A) (a)	35,485,415	364,435,216
VanEck Global Natural Resources Portfolio (Class A) (b)	8,186,539	98,893,388
Western Asset Management Strategic Bond Opportunities Portfolio (Class A) (b)	14,702,764	201,868,951
Western Asset Management U.S. Government Portfolio (Class A) (b)	34,712,467	401,970,362

Total Mutual Funds (Cost $4,590,032,223)		5,018,943,543

Total Investments—100.0% (Cost $4,590,032,223)		5,018,943,543
Other assets and liabilities (net)—0.0%		(1,611,646)

Net Assets—100.0%		$5,017,331,897

(a)	A Portfolio of Brighthouse Funds Trust I. (See Note 6 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated Underlying Portfolios.)
(b)	A Portfolio of Brighthouse Funds Trust II. (See Note 6 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated Underlying Portfolios.)
(c)	Non-income producing security.

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2021:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Affiliated Investment Companies	$5,018,943,543	$—	$—	$5,018,943,543
Total Investments	$5,018,943,543	$—	$—	$5,018,943,543

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

Brighthouse Asset Allocation 40 Portfolio

Statement of Assets and Liabilities

December 31, 2021

Assets
Affiliated investments at value (a)	$5,018,943,543
Receivable for:
Affiliated investments sold	1,276,961
Fund shares sold	71,745

Total Assets	5,020,292,249
Liabilities
Payables for:
Affiliated investments purchased	683
Fund shares redeemed	1,348,019
Accrued Expenses:
Management fees	244,219
Distribution and service fees	1,045,665
Deferred trustees’ fees	255,915
Other expenses	65,851

Total Liabilities	2,960,352

Net Assets	$5,017,331,897

Net Assets Consist of:
Paid in surplus	$4,298,220,796
Distributable earnings (Accumulated losses)	719,111,101

Net Assets	$5,017,331,897

Net Assets
Class A	$76,776,071
Class B	4,940,555,826
Capital Shares Outstanding*
Class A	6,350,757
Class B	413,831,993
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$12.09
Class B	11.94

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of affiliated investments was $4,590,032,223.

Statement of Operations

Year Ended December 31, 2021

Investment Income
Dividends from affiliated investments	$86,280,553

Total investment income	86,280,553
Expenses
Management fees	2,981,438
Administration fees	30,250
Custodian and accounting fees	28,221
Distribution and service fees—Class B	12,838,595
Audit and tax services	32,010
Legal	41,100
Trustees’ fees and expenses	51,036
Miscellaneous	11,089

Total expenses	16,013,739

Net Investment Income	70,266,814

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on :
Affiliated investments	129,591,210
Capital gain distributions from Affiliated Underlying Portfolios	143,288,608

Net realized gain (loss)	272,879,818

Net change in unrealized appreciation on affiliated investments	33,059,401

Net realized and unrealized gain (loss)	305,939,219

Net Increase (Decrease) in Net Assets From Operations	$376,206,033

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

Brighthouse Asset Allocation 40 Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2021	Year Ended December 31, 2020
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$70,266,814	$133,484,541
Net realized gain (loss)	272,879,818	180,799,461
Net change in unrealized appreciation (depreciation)	33,059,401	211,207,198

Increase (decrease) in net assets from operations	376,206,033	525,491,200

From Distributions to Shareholders
Class A	(4,914,518)	(5,393,147)
Class B	(316,700,687)	(368,791,727)

Total distributions	(321,615,205)	(374,184,874)

Increase (decrease) in net assets from capital share transactions	(353,942,397)	(220,166,930)

Total increase (decrease) in net assets	(299,351,569)	(68,860,604)

Net Assets
Beginning of period	5,316,683,466	5,385,544,070

End of period	$5,017,331,897	$5,316,683,466

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2021		Year Ended December 31, 2020
	Shares	Value	Shares	Value
Class A
Sales	367,120	$4,437,525	371,593	$4,166,510
Reinvestments	416,485	4,914,518	511,684	5,393,147
Redemptions	(750,596)	(9,058,008)	(956,771)	(10,668,810)

Net increase (decrease)	33,009	$294,035	(73,494)	$(1,109,153)

Class B
Sales	6,423,015	$77,468,571	8,739,713	$95,801,234
Reinvestments	27,138,019	316,700,687	35,358,747	368,791,727
Redemptions	(62,492,757)	(748,405,690)	(62,027,317)	(683,650,738)

Net increase (decrease)	(28,931,723)	$(354,236,432)	(17,928,857)	$(219,057,777)

Increase (decrease) derived from capital shares transactions		$(353,942,397)		$(220,166,930)

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

Brighthouse Asset Allocation 40 Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$11.98	$11.66	$10.85	$11.95	$11.36

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.19	0.32	0.31	0.24	0.22
Net realized and unrealized gain (loss)	0.71	0.88	1.37	(0.72)	1.00

Total income (loss) from investment operations	0.90	1.20	1.68	(0.48)	1.22

Less Distributions
Distributions from net investment income	(0.36)	(0.34)	(0.29)	(0.27)	(0.26)
Distributions from net realized capital gains	(0.43)	(0.54)	(0.58)	(0.35)	(0.37)

Total distributions	(0.79)	(0.88)	(0.87)	(0.62)	(0.63)

Net Asset Value, End of Period	$12.09	$11.98	$11.66	$10.85	$11.95

Total Return (%) (b)	7.68	11.31	15.94	(4.25)	11.01

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (c)	0.06	0.06	0.06	0.06	0.06
Ratio of net investment income (loss) to average net assets (%) (d)	1.60	2.88	2.69	2.04	1.91
Portfolio turnover rate (%)	7	9	11	8	6
Net assets, end of period (in millions)	$76.8	$75.7	$74.5	$71.9	$85.4

	Class B
	Year Ended December 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$11.84	$11.53	$10.74	$11.82	$11.25

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.16	0.29	0.27	0.21	0.20
Net realized and unrealized gain (loss)	0.70	0.87	1.35	(0.71)	0.97

Total income (loss) from investment operations	0.86	1.16	1.62	(0.50)	1.17

Less Distributions
Distributions from net investment income	(0.33)	(0.31)	(0.25)	(0.23)	(0.23)
Distributions from net realized capital gains	(0.43)	(0.54)	(0.58)	(0.35)	(0.37)

Total distributions	(0.76)	(0.85)	(0.83)	(0.58)	(0.60)

Net Asset Value, End of Period	$11.94	$11.84	$11.53	$10.74	$11.82

Total Return (%) (b)	7.42	11.04	15.60	(4.40)	10.64

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (c)	0.31	0.31	0.31	0.31	0.31
Ratio of net investment income (loss) to average net assets (%) (d)	1.34	2.63	2.44	1.79	1.70
Portfolio turnover rate (%)	7	9	11	8	6
Net assets, end of period (in millions)	$4,940.6	$5,241.0	$5,311.0	$5,268.2	$6,448.1

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Asset Allocation Portfolio invests.
(d)	Recognition of net investment income by the Asset Allocation Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

Brighthouse Asset Allocation 40 Portfolio

Notes to Financial Statements—December 31, 2021

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Brighthouse Asset Allocation 40 Portfolio (the “Asset Allocation Portfolio”), which is diversified. The Asset Allocation Portfolio operates under a “fund of funds” structure, investing substantially all of its assets in other Portfolios advised by Brighthouse Investment Advisers (each, an “Underlying Portfolio,” and, collectively, the “Underlying Portfolios”). Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Asset Allocation Portfolio has registered and offers two classes of shares: Class A and B shares. Shares of each Class of the Asset Allocation Portfolio represent an equal pro rata interest in the Asset Allocation Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Asset Allocation Portfolio, and certain Asset Allocation Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Asset Allocation Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2021 through the date the financial statements were issued.

The Asset Allocation Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Asset Allocation Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Asset Allocation Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Asset Allocation Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Asset Allocation Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Asset Allocation Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Investments in the Underlying Portfolios are valued at their closing daily NAV on the valuation date. Investments in the Underlying Portfolios are categorized as Level 1 within the fair value hierarchy. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectuses of the Underlying Portfolios.

In December 2020, the Securities and Exchange Commission adopted Rule 2a-5 Good Faith Determinations of Fair Value, under the 1940 Act, which is intended to address valuation practices and the role of the board of directors with respect to the fair value of the investments of a registered investment company. Among other things, Rule 2a-5 will permit the Portfolio’s Board to designate the Portfolio’s primary investment adviser to perform the Portfolio’s fair value determinations, which will be subject to the Board’s oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the investment adviser’s fair value determinations. Compliance with Rule 2a-5 will not be required until September 2022. The Adviser continues to review Rule 2a-5 and its impact on the Adviser’s and the Portfolio’s valuation policies and related practices.

Investment Transactions and Related Investment Income - The Asset Allocation Portfolio’s security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying Portfolios are recorded as net realized gain in the Statement of Operations.

BHFTII-9

Brighthouse Funds Trust II

Brighthouse Asset Allocation 40 Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

Dividends and Distributions to Shareholders - The Asset Allocation Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Asset Allocation Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Asset Allocation Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Asset Allocation Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2021, the Asset Allocation Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

3. Certain Risks

In the normal course of business, the Underlying Portfolios invest in securities and enter into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Underlying Portfolios may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Underlying Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 outbreak. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

Credit and Counterparty Risk: The Underlying Portfolios may be exposed to counterparty risk, or the risk that an entity with which the Underlying Portfolios have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Underlying Portfolios to credit and counterparty risk consist principally of cash due from counterparties and investments. The Underlying Portfolios manage counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of their trading partners, (ii) monitoring and/or limiting the amount of their net exposure to each individual counterparty based on the adviser’s assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Underlying Portfolios restrict their exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom the Underlying Portfolios undertake a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

The Asset Allocation Portfolio’s prospectus includes a discussion of the principal risks of investing in the Asset Allocation Portfolio and in the Underlying Portfolios in which it invests.

BHFTII-10

Brighthouse Funds Trust II

Brighthouse Asset Allocation 40 Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of shares of the Underlying Portfolios by the Asset Allocation Portfolio, for the year ended December 31, 2021 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$370,640,353	$0	$832,674,213

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Asset Allocation Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Asset Allocation Portfolio. For providing investment management services to the Asset Allocation Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2021	% per annum	Average Daily Net Assets
$2,981,438	0.100%	Of the first $500 million
	0.075%	Of the next $500 million
	0.050%	On amounts in excess of $1 billion

In addition to the above management fee paid to Brighthouse Investment Advisers, the Asset Allocation Portfolio indirectly pays Brighthouse Investment Advisers an investment advisory fee through its investments in the Underlying Portfolios.

Certain officers and trustees of the Trust may also be officers of the Adviser however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2021 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

BHFTII-11

Brighthouse Funds Trust II

Brighthouse Asset Allocation 40 Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

6. Transactions in Securities of Affiliated Issuers

The Asset Allocation Portfolio does not invest in the Underlying Portfolios for the purpose of exercising control; however, investments by the Asset Allocation Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolios net assets. Transactions in the Underlying Portfolios for the year ended December 31, 2021 were as follows:

Security Description	Market Value December 31, 2020	Purchases	Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of December 31, 2021
AB International Bond Portfolio (Class A)	$209,917,485	$2,594,980	$(32,246,257)	$1,515,662	$(6,194,549)	$175,587,321
Allspring Mid Cap Value Portfolio (formerly, Wells Capital Management Mid Cap Value Portfolio) (Class A)	14,053,111	113,708	(4,832,693)	522,385	2,892,959	12,749,470
Baillie Gifford International Stock Portfolio (Class A)	139,495,682	18,813,591	(12,530,229)	6,464,822	(21,607,119)	130,636,747
BlackRock Bond Income Portfolio (Class A)	461,985,703	52,355,777	(12,355,481)	278,335	(24,501,467)	477,762,867
BlackRock Capital Appreciation Portfolio (Class A)	96,088,424	12,622,205	(26,881,066)	9,883,352	(3,931,899)	87,781,016
BlackRock High Yield Portfolio (Class A)	26,533,207	1,117,314	(2,663,892)	(53,126)	388,013	25,321,516
Brighthouse Small Cap Value Portfolio (Class A)	71,905,954	710,074	(28,071,953)	6,161,664	12,759,232	63,464,971
Brighthouse/Aberdeen Emerging Markets Equity Portfolio (Class A)	28,931,756	12,397,628	(4,385,450)	1,865,232	(3,970,711)	34,838,455
Brighthouse/Artisan International Portfolio (Class A)	95,854,179	1,071,211	(15,142,404)	4,003,615	3,001,447	88,788,048
Brighthouse/Artisan Mid Cap Value Portfolio (Class A)	14,241,594	397,491	(4,841,476)	475,316	2,434,078	12,707,003
Brighthouse/Eaton Vance Floating Rate Portfolio (Class A)	103,757,594	4,092,925	(7,383,135)	(31,811)	347,811	100,783,384
Brighthouse/Franklin Low Duration Total Return Portfolio (Class A)	153,557,397	5,598,417	(5,820,488)	(415,253)	(1,888,650)	151,031,423
Brighthouse/Templeton International Bond Portfolio (Class A)	146,612,236	8,445,950	(21,976,923)	(10,968,296)	4,245,344	126,358,311
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A)	204,270,028	11,325,727	(80,183,223)	20,359,235	9,588,837	165,360,604
Brighthouse/Wellington Large Cap Research Portfolio (Class A)	124,641,143	13,028,913	(37,388,512)	9,528,954	4,005,028	113,815,526
CBRE Global Real Estate Portfolio (formerly, Clarion Global Real Estate Portfolio) (Class A)	41,243,754	1,236,286	(15,061,001)	3,310,569	7,585,683	38,315,291
Harris Oakmark International Portfolio (Class A)	146,724,779	4,195,908	(27,084,517)	4,207,541	6,274,011	134,317,722
Invesco Comstock Portfolio (Class A)	184,304,523	3,566,200	(71,341,051)	9,316,140	39,187,729	165,033,541
Invesco Global Equity Portfolio (Class A)	56,242,984	2,286,915	(14,309,012)	5,636,549	217,159	50,074,595
Invesco Small Cap Growth Portfolio (Class A)	29,211,595	4,599,035	(7,786,375)	2,687,152	(5,059,960)	23,651,447
Jennison Growth Portfolio (Class A)	69,065,446	14,381,817	(19,561,872)	7,601,153	(10,843,312)	60,643,232
JPMorgan Core Bond Portfolio (Class A)	191,033,100	10,136,814	(5,654,222)	154,324	(7,337,803)	188,332,213
JPMorgan Small Cap Value Portfolio (Class A)	43,452,822	1,457,398	(17,975,156)	1,865,927	8,901,652	37,702,643
Loomis Sayles Growth Portfolio (Class A)	54,097,484	1,781,648	(13,295,311)	(488,861)	8,110,150	50,205,110
Loomis Sayles Small Cap Growth Portfolio (Class A)	14,356,338	1,211,109	(3,402,656)	850,660	(680,453)	12,334,998
MFS Research International Portfolio (Class A)	83,473,991	3,741,641	(16,574,968)	5,829,270	(272,411)	76,197,523
MFS Value Portfolio (Class A)	219,979,560	5,154,212	(77,847,152)	5,013,853	38,342,715	190,643,188
Neuberger Berman Genesis Portfolio (Class A)	28,077,315	1,732,963	(7,292,583)	3,621,581	(732,752)	25,406,524
PIMCO Inflation Protected Bond Portfolio (Class A)	309,691,845	6,567,083	(26,070,129)	135,671	14,061,494	304,385,964
PIMCO Total Return Portfolio (Class A)	460,098,756	38,784,045	(12,445,546)	(440,101)	(33,043,004)	452,954,150
SSGA Emerging Markets Enhanced Index Portfolio (Class A)	27,965,877	11,941,091	(3,320,584)	633,061	(1,590,593)	35,628,852
T. Rowe Price Large Cap Growth Portfolio (Class A)	96,050,009	8,898,850	(39,262,319)	14,297,209	(6,735,771)	73,247,978
T. Rowe Price Large Cap Value Portfolio (Class A)	197,571,691	3,965,842	(64,892,789)	6,957,058	34,058,161	177,659,963
T. Rowe Price Mid Cap Growth Portfolio (Class A)	27,854,091	2,381,111	(6,363,665)	895,250	576,723	25,343,510
T. Rowe Price Small Cap Growth Portfolio (Class A)	70,682,776	6,964,716	(15,643,042)	2,376,572	(1,670,502)	62,710,520
TCW Core Fixed Income Portfolio (Class A)	344,626,341	54,703,886	(7,383,799)	223,149	(27,734,361)	364,435,216
Van Eck Global Natural Resources Portfolio (Class A)	117,244,152	2,142,212	(38,996,278)	5,261,369	13,241,933	98,893,388
Western Asset Management Strategic Bond Opportunities Portfolio (Class A)	211,862,180	8,604,811	(16,524,760)	498,676	(2,571,956)	201,868,951
Western Asset Management U.S. Government Portfolio (Class A)	401,569,890	25,518,849	(7,882,244)	(442,648)	(16,793,485)	401,970,362

	$5,318,326,792	$370,640,353	$(832,674,213)	$129,591,210	$33,059,401	$5,018,943,543

Security Description	Capital Gain Distributions from Affiliated Investments	Income earned from affiliates during the period	Number of shares held at December 31, 2021
AB International Bond Portfolio (Class A)	$770,719	$233,008	16,883,396
Allspring Mid Cap Value Portfolio (formerly, Wells Capital Management Mid Cap Value Portfolio) (Class A)	—	112,993	806,928
Baillie Gifford International Stock Portfolio (Class A)	13,094,573	1,272,852	9,304,612
BlackRock Bond Income Portfolio (Class A)	9,362,296	13,177,205	4,417,595
BlackRock Capital Appreciation Portfolio (Class A)	12,580,179	—	1,561,940

BHFTII-12

Brighthouse Funds Trust II

Brighthouse Asset Allocation 40 Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

Security Description	Capital Gain Distributions from Affiliated Investments	Income earned from affiliates during the period	Number of shares held at December 31, 2021
BlackRock High Yield Portfolio (Class A)	$—	$1,090,678	3,133,851
Brighthouse Small Cap Value Portfolio (Class A)	28,772	658,164	3,296,882
Brighthouse/Aberdeen Emerging Markets Equity Portfolio (Class A)	—	144,647	2,603,771
Brighthouse/Artisan International Portfolio (Class A)	525,631	505,414	6,337,477
Brighthouse/Artisan Mid Cap Value Portfolio (Class A)	275,467	120,936	43,716
Brighthouse/Eaton Vance Floating Rate Portfolio (Class A)	—	3,489,057	10,108,664
Brighthouse/Franklin Low Duration Total Return Portfolio (Class A)	—	3,282,160	16,222,494
Brighthouse/Templeton International Bond Portfolio (Class A)	—	—	15,954,332
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A)	8,871,283	2,429,480	4,137,118
Brighthouse/Wellington Large Cap Research Portfolio (Class A)	11,961,652	1,052,270	5,983,992
CBRE Global Real Estate Portfolio (formerly, Clarion Global Real Estate Portfolio) (Class A)	—	1,224,344	2,549,254
Harris Oakmark International Portfolio (Class A)	—	1,142,340	9,263,291
Invesco Comstock Portfolio (Class A)	—	3,556,095	9,829,276
Invesco Global Equity Portfolio (Class A)	2,189,406	69,050	1,533,678
Invesco Small Cap Growth Portfolio (Class A)	4,550,121	—	1,387,182
Jennison Growth Portfolio (Class A)	14,321,342	—	2,908,548
JPMorgan Core Bond Portfolio (Class A)	—	4,823,103	18,126,296
JPMorgan Small Cap Value Portfolio (Class A)	984,271	454,279	1,883,249
Loomis Sayles Growth Portfolio (Class A)	1,652,223	108,343	3,026,227
Loomis Sayles Small Cap Growth Portfolio (Class A)	1,200,788	—	756,748
MFS Research International Portfolio (Class A)	2,805,639	913,837	5,145,005
MFS Value Portfolio (Class A)	2,034,174	3,095,968	9,970,878
Neuberger Berman Genesis Portfolio (Class A)	1,709,814	20,489	956,211
PIMCO Inflation Protected Bond Portfolio (Class A)	—	3,001,913	26,818,147
PIMCO Total Return Portfolio (Class A)	19,081,226	9,202,560	38,947,046
SSGA Emerging Markets Enhanced Index Portfolio (Class A)	—	569,290	3,098,161
T. Rowe Price Large Cap Growth Portfolio (Class A)	8,841,755	—	2,377,409
T. Rowe Price Large Cap Value Portfolio (Class A)	208,122	3,746,194	4,994,657
T. Rowe Price Mid Cap Growth Portfolio (Class A)	2,376,465	—	1,934,619
T. Rowe Price Small Cap Growth Portfolio (Class A)	6,918,490	23,170	2,320,893
TCW Core Fixed Income Portfolio (Class A)	16,944,200	6,574,350	35,485,415
Van Eck Global Natural Resources Portfolio (Class A)	—	1,279,362	8,186,539
Western Asset Management Strategic Bond Opportunities Portfolio (Class A)	—	7,954,964	14,702,764
Western Asset Management U.S. Government Portfolio (Class A)	—	10,952,038	34,712,467

	$143,288,608	$86,280,553

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2021 was as follows:

Cost basis of investments	$4,637,250,289

Gross unrealized appreciation	455,729,794
Gross unrealized (depreciation)	(74,036,540)

Net unrealized appreciation (depreciation)	$381,693,254

BHFTII-13

Brighthouse Funds Trust II

Brighthouse Asset Allocation 40 Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

The tax character of distributions paid for the years ended December 31, 2021 and 2020 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2021	2020	2021	2020	2021	2020
$139,148,388	$136,468,920	$182,466,817	$237,715,954	$321,615,205	$374,184,874

As of December 31, 2021, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$108,656,018	$229,017,745	$381,693,254	$—	$719,367,017

The Asset Allocation Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2021, the Asset Allocation Portfolio had no accumulated capital losses.

BHFTII-14

Brighthouse Funds Trust II

Brighthouse Asset Allocation 40 Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust II and Shareholders of the Brighthouse Asset Allocation 40 Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Brighthouse Asset Allocation 40 Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust II), as of December 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Brighthouse Asset Allocation 40 Portfolio as of December 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2022

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTII-15

Brighthouse Funds Trust II

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, 125 High Street, Suite 732, Boston, Massachusetts 02110. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present); until 2016, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	74	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	74	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield and Merel, Ltd.	74	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	74	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Mid-Con Energy Partners, LP (energy);** Trustee, SharesPost 100 Fund (closed-end fund).** Until 2020, Director, Gainsco, Inc. (auto insurance).**

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	74	Trustee, HSBC Funds.**

BHFTII-16

Brighthouse Funds Trust II

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor).	74	Director and Chairman of the Board of Directors, First Eagle Alternative Capital BDC, Inc.;** Director, First Eagle Credit Opportunities Fund;** Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	Private Investor; Until 2020, President, True North Board Governance, LLC (consulting).	74	Until 2020, Lead Independent Trustee, BMT Investment Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2021-present); formerly Senior Vice President, Brighthouse Investment Advisers, LLC (2017-2021).

Dina Lee (1970)	Secretary, of Trust I and Trust II	From December 2021 (Trust I and Trust II) to present	Executive Vice President, Chief Legal Officer, Brighthouse Investment Advisers, LLC (2021-present); formerly, Associate General Counsel, Neuberger Berman Investment Advisers LLC (2017-2021).

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2013-present); Head of Funds Compliance, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017).

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., an affiliate of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 29 BHF II Portfolios

BHFTII-17

Brighthouse Funds Trust II

Brighthouse Asset Allocation 40 Portfolio

Board of Trustees’ Consideration of Advisory Agreements

At a meeting held on November 30-December 1, 2021 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (the “Advisory Agreements” or “Agreements”) with Brighthouse Investment Advisers, LLC (the “Adviser”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2022 through December 31, 2022.

The Board met with personnel of the Adviser on October 20-21, 2021 (the “October Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the October Meeting and the November Meeting are referred to collectively as, the “Meetings”). The Independent Trustees were advised by independent legal counsel throughout year, including during the contract renewal process, and met with independent legal counsel in executive sessions outside of the presence of management.

In considering the continuation of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of assisting the Board in the renewal process, along with various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled Board meetings. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and reports that the Adviser had prepared specifically for the renewal process. The Board also reviewed information with respect to the effect of the ongoing COVID-19 pandemic on the operations of the Adviser.

In considering the continuation of the Agreements, the Board also reviewed, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the October Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement.

In approving the continuation of each Agreement, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser has provided to the Brighthouse Asset Allocation 20 Portfolio, Brighthouse Asset Allocation 40 Portfolio, Brighthouse Asset Allocation 60 Portfolio Brighthouse Asset Allocation 80 Portfolio and Brighthouse Asset Allocation 100 Portfolio (the “Asset Allocation Portfolios”) and the American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio and American Funds Moderate Allocation Portfolio (the “American Funds of Funds”). The Board considered the Adviser’s services as investment manager to the Portfolios, including with respect to investment programs and personnel, oversight of transition management (as applicable), actions taken with respect to regulatory developments, compliance programs and personnel, risk management, and liquidity risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the

BHFTII-18

Brighthouse Funds Trust II

Brighthouse Asset Allocation 40 Portfolio

Board of Trustees’ Consideration of Advisory Agreements—(Continued)

Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct regular and periodic reviews and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Independent Trustees regarding material information related to those reviews and assessments. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the Asset Allocation Portfolios, the Board noted that the Adviser employs at its own expense an independent consultant to provide research and consulting services with respect to the periodic asset allocation targets for each of the Asset Allocation Portfolios and investments in other Portfolios of the Trusts (the “Underlying Portfolios”). Additionally, the Board considered that a committee, consisting of investment professionals from the Adviser, meets regularly to review the management of the Asset Allocation Portfolios and the American Funds of Funds, including asset allocations and performance metrics. The Board further considered and found that the advisory fee paid to the Adviser with respect to each Asset Allocation Portfolio and American Fund of Funds was based on services provided that were in addition to, rather than duplicative of, the services provided pursuant to the advisory agreements for the Underlying Portfolios in which the Portfolio invests.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board focused particular attention on Portfolios with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected, and (ii) the selection of the peer groups.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each of the Portfolios, which included comparisons of the Portfolio’s contractual management fees (at current and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”) and a narrower group of peer funds (“Expense Group”). The Board considered that Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios.

The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. In the case of the Asset Allocation Portfolios, the Board also considered the Adviser’s analysis of its profitability that was attributable to its management of the Underlying Portfolios of the Trust in which the Asset Allocation Portfolios invest. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other expenses.

BHFTII-19

Brighthouse Funds Trust II

Brighthouse Asset Allocation 40 Portfolio

Board of Trustees’ Consideration of Advisory Agreements—(Continued)

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of distribution and shareholder services activities.

The Board considered information from the Adviser pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated.

*  *  *  *  *

Brighthouse Asset Allocation 40 Portfolio. The Board also considered the following information in relation to the Agreement with the Adviser regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and the average of its Morningstar Category for the one-, three-, and five-year periods ended June 30, 2021. The Board further considered that the Portfolio outperformed the Brighthouse AA 40 Narrow Index for the one-year period ended October 31, 2021 and underperformed the same Index for the three- and five-year periods ended October 31, 2021. In addition, the Board noted that the Portfolio outperformed its benchmark, the Dow Jones Moderately Conservative Portfolio Index, for the one-, three-, and five-year periods ended October 31, 2021.

The Board also considered that the Portfolio’s actual management fees and total expenses (inclusive of underlying fund expenses and exclusive of 12b-l fees) were below the Expense Group median and the Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size.

BHFTII-20

Brighthouse Funds Trust II

Brighthouse Asset Allocation 60 Portfolio

Managed by Brighthouse Investment Advisers, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2021, the Class A and B shares of the Brighthouse Asset Allocation 60 Portfolio returned 11.17% and 10.90%, respectively. The Portfolio’s benchmark, the Dow Jones Moderate Portfolio Index¹, returned 9.40%.

MARKET ENVIRONMENT/CONDITIONS

The events of 2021 proved to be a dichotomy for investors. Equity markets surged ahead, while bond markets were tumultuous and regressed during the year. In the U.S., the government’s economic relief bill and bi-partisan support for an infrastructure spending package in the first half of 2021 provided the impetus for equities to extend their rally, which began way back in the second quarter of 2020, coming off dramatic post-COVID lows. Over the first six months of the year, the S&P 500 Index generated a robust 15.25% return. Bond markets, on the other hand, struggled to navigate U.S. Federal Reserve (the “Fed”) monetary policy and budding inflation expectations. The rapid increase in the 10-year U.S. Treasury rate by 0.8% in the first three months of the year sent bonds reeling. The Bloomberg U.S. Aggregate Bond Index lost 3.37% in the first quarter of 2021. The 10-year rate decline of 0.3% in the second quarter helped bonds recover some of their earlier losses, but the damage had been done, as the Bloomberg U.S. Aggregate Bond Index fell 1.60% in the first half of the year.

In the back half of the year, minutes from the Fed’s Federal Open Markets Committee meetings signaled a shift in policy. Earlier in the year, the Fed’s sentiment favored maintaining low interest rates to spur economic growth and low unemployment levels. Inflation was perceived as less of an economic threat. As economic data pointed to improving unemployment trends, higher price levels, and strong economic growth, the Fed announced at its December meeting that it would scale back its bond purchase program, and this had clearly set the stage for potential interest rate increases in an attempt to counter inflationary pressures going forward.

While equities enjoyed a healthy run-up at mid-year, weaker economic data in the third quarter and a rise in global infection rates from the highly contagious Delta variant strain of COVID-19 took the wind out of the sails for global equities. Real GDP (the inflation-adjusted value of all goods and services produced in the economy in a given period) growth slowed down markedly from the past four quarters as global supply chain disruptions impacted personal consumption. The S&P 500 Index managed a meager 0.58% return in the quarter, but this result was an exception as most equity markets broadly experienced negative returns. Across fixed income markets, a policy tightening tone reverberated across central banks and pushed global sovereign yields higher toward the end of the third quarter. Correspondingly, the U.S. 10-year rate increased seven basis points over the quarter.

The fourth quarter once again witnessed a resurgence for global equities after the third quarter’s pullback. On the labor front, the U.S. unemployment rate declined over the quarter and stood at 3.9% at the end of December versus 6.7% one-year prior. In what may be a sign of an improving employment picture, several industries continued to have rising employment trends. Leisure and hospitality, business and professional services, manufacturing, construction, as well as transportation and warehouses all closed out the quarter with positive employment gains. The advance estimate for Real GDP reported fourth quarter growth at an annualized rate of 6.9%, driven by robust retail export data and an increase in personal consumption expenditures. On the back of this strong result, the S&P 500 Index gained 11.03% in the fourth quarter.

For the full 2021 calendar year period, the S&P 500 Index returned 28.71% and meaningfully outperformed international stocks, which gained 11.26% as measured by the MSCI EAFE Index. Relative to U.S. stocks, emerging market stocks fared much worse and fell 2.54%, as measured by the MSCI Emerging Markets Index.

Global fixed income markets produced mixed results for the year. As central banks leaned toward a tighter monetary policy, sovereign yields rose over the period and less spread-sensitive bonds faced a headwind. Core U.S. fixed income, as measured by the Bloomberg U.S. Aggregate Bond Index, fell 1.54% for the year ended December 31, 2021. In contrast, bonds with credit exposure of some kind generally benefitted from spread compression, as the ICE/BofA High Yield Option-Adjusted Spread tightened by 0.8%. Accordingly, high yield bonds, as measured by the Bloomberg U.S. Corporate High Yield Bond Index, returned 5.28% during the year.

PORTFOLIO REVIEW / PERIOD-END POSITIONING

The Brighthouse Asset Allocation 60 Portfolio invests in underlying portfolios of the Brighthouse Funds Trust I and the Brighthouse Funds Trust II to maintain a broad asset allocation of approximately 60% to equities and 40% to fixed income.

Over the twelve-month period, the Portfolio outperformed the Dow Jones Moderate Portfolio Index. Strong performance within the underlying fixed income, mid cap, and small cap equity portfolios, and an overweight to high yield bonds, U.S. small cap equity, foreign developed equity and an underweight to foreign developed bonds contributed to the outperformance.

The underlying fixed income portfolios added to relative performance. On an absolute return basis, the PIMCO Inflation Protected Bond Portfolio and the BlackRock High Yield Portfolio generated the largest returns in the period. The largest relative contributor versus its benchmark was the Brighthouse/Templeton International Bond Portfolio, which outperformed by 5.0% for the year. The portfolio’s underweight duration positioning in the euro area and the U.K., along with overweight duration position in Argentina and Indonesia were positive contributors. The portfolio’s currency positioning in the euro, Norwegian krone, and Chinese yuan added were to results. The Western Asset Management Strategic Bond Oppor-

BHFTII-1

Brighthouse Funds Trust II

Brighthouse Asset Allocation 60 Portfolio

Managed by Brighthouse Investment Advisers, LLC

Portfolio Manager Commentary*—(Continued)

tunities Portfolio outpaced its benchmark by 4.4%. Allocations to high yield bonds, bank loans, and investment grade corporates all contributed over the period. Exposures to structured products such as non-agency mortgage-backed securities and asset-back securities aided relative results. Conversely, the Brighthouse/Eaton Vance Floating Rate Portfolio fell 1.5% against its benchmark. The portfolio’s underexposure to CCC-rated loans and unfavorable loan selection to the oil and gas, electronics/electrical, aerospace and defense, and health care industries negatively impacted results.

Performance from the underlying domestic equity portfolios was mixed for the period. Large cap equities underperformed while contributions from mid cap and small cap equities were positive. Within large cap the largest positive relative performer was the Invesco Comstock Portfolio, which outperformed its benchmark by 8.3%. Key drivers to performance were attributable to positive selection in the Energy and Industrials sectors along with an overweight to Energy and an underweight to Communication Services. The T. Rowe Price Large Cap Value Portfolio outperformed its benchmark by 1.1%. Strong security selection in the Financials and Information Technology (“IT”) sectors offset weakness within the Health Care and Industrials sectors. An underweight to Communication Services further aided performance. The Jennison Growth Portfolio, on the other hand, was a leading relative detractor, underperforming its benchmark by 10.4%. Weak security selection in the IT and Communication Services sectors was primarily responsible for the negative relative results. The BlackRock Capital Appreciation Portfolio underperformed its benchmark by 6.4%. Security selection in the Communication Services, Consumer Discretionary, and IT sectors were a significant drag to performance. In mid cap, the T. Rowe Price Mid Cap Growth Portfolio was a relative contributor and gained 2.4% over its benchmark. Positive selection within the IT, Consumer Discretionary, and Communication Services sectors proved most beneficial to results. On the negative side, the Brighthouse/Artisan Mid Cap Value Portfolio lagged its benchmark by 1.4%. Returns were impacted by an overweight to Communication Services and an underweight to Energy, which offset positive selection in the portfolio. Within small cap equities, the Invesco Small Cap Growth Portfolio was a strong performer and beat its benchmark by 4.3%. Selection in the Health Care and Industrials sectors led the relative outperformance. An underweight to Health Care and an overweight to Industrials further lifted performance. The JPMorgan Small Cap Value Portfolio was another strong performer and gained 4.7% over its benchmark. Positive selection in the Financials, Consumer Discretionary, Health Care, and Real Estate sectors were among the largest contributors to relative results. The Neuberger Berman Genesis Portfolio was the largest relative detractor and underperformed its benchmark by 9.9%. Weak selection in the Industrials, Financials, Consumer Staples, Materials, and Consumer Discretionary were key drivers to the underperformance.

The non-U.S. equity portfolios detracted from performance over the period. The worst relative performer was the VanEck Global Natural Resources Portfolio, which underperformed its benchmark by 21.1%. The portfolio’s overweight to energy renewables and alternatives, coupled with an underweight to oil and gas were meaningful detractors over the period. Negative selection within base & industrial metals also weighed on results. The Harris Oakmark International Portfolio lagged its benchmark by 2.6%. Selection in the Consumer Discretionary, Health Care, Financials, and IT sectors fared the worst. Additionally, holdings in China and Germany were relative detractors. A bright spot was the Brighthouse/Artisan International Portfolio, which outpaced its benchmark by 0.9%. Drivers of outperformance were security selection within Communication Services, Materials, and Health Care sectors. Within emerging

BHFTII-2

Brighthouse Funds Trust II

Brighthouse Asset Allocation 60 Portfolio

Managed by Brighthouse Investment Advisers, LLC

Portfolio Manager Commentary*—(Continued)

market equities, the SSGA Emerging Markets Enhanced Index Portfolio outperformed its benchmark by 3.2%. The portfolio’s tilt toward stocks perceived as attractively priced and less volatile were contributors to performance. At the country level, strong performance in China and Korea added to results.

Investment Committee

Brighthouse Investment Advisers, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the advisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Dow Jones Moderate Portfolio Index is a member of the Dow Jones Relative Risk Index Series and is designed to measure a total portfolio of stocks, bonds, and cash, allocated to represent an investor’s desired risk profile. The Dow Jones Moderate Portfolio Index level is set to 60% of the Dow Jones Global Stock CMAC Index’s downside risk.

BHFTII-3

Brighthouse Funds Trust II

Brighthouse Asset Allocation 60 Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE PORTFOLIO INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2021

	1 Year	5 Year	10 Year
Brighthouse Asset Allocation 60 Portfolio
Class A	11.17	10.45	9.47
Class B	10.90	10.18	9.20
Dow Jones Moderate Portfolio Index	9.40	9.71	8.53

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2021

Top Holdings

% of Net Assets
BlackRock Bond Income Portfolio (Class A)	6.7
PIMCO Total Return Portfolio (Class A)	6.0
TCW Core Fixed Income Portfolio (Class A)	5.1
MFS Value Portfolio (Class A)	5.1
T. Rowe Price Large Cap Value Portfolio (Class A)	4.6
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A)	4.4
Invesco Comstock Portfolio (Class A)	4.1
Western Asset Management U.S. Government Portfolio (Class A)	4.0
Harris Oakmark International Portfolio (Class A)	3.9
Baillie Gifford International Stock Portfolio (Class A)	3.5

Asset Allocation

% of Net Assets
U.S. Large Cap Equities	31.5
Investment Grade Fixed Income	28.7
International Developed Market Equities	13.7
U.S. Small Cap Equities	7.1
International Fixed Income	5.5
High Yield Fixed Income	4.6
Global Equities	4.0
Emerging Market Equities	2.3
Real Estate Equities	1.5
U.S. Mid Cap Equities	1.1

BHFTII-4

Brighthouse Funds Trust II

Brighthouse Asset Allocation 60 Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2021 through December 31, 2021.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Brighthouse Asset Allocation 60 Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period** July 1, 2021 to December 31, 2021
Class A (a)	Actual	0.63%	$1,000.00	$1,026.20	$3.22
	Hypothetical*	0.63%	$1,000.00	$1,022.03	$3.21

Class B (a)	Actual	0.88%	$1,000.00	$1,025.60	$4.49
	Hypothetical*	0.88%	$1,000.00	$1,020.77	$4.48

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

BHFTII-5

Brighthouse Funds Trust II

Brighthouse Asset Allocation 60 Portfolio

Schedule of Investments as of December 31, 2021

Mutual Funds—100.0% of Net Assets

Security Description	Shares	Value

Affiliated Investment Companies—100.0%
AB International Bond Portfolio (Class A) (a)	35,786,418	$372,178,746
Allspring Mid Cap Value Portfolio (formerly, Wells Capital Management Mid Cap Value Portfolio) (Class A) (a)	2,032,316	32,110,594
Baillie Gifford International Stock Portfolio (Class A) (b)	31,165,409	437,562,345
BlackRock Bond Income Portfolio (Class A) (b)	7,749,715	838,131,696
BlackRock Capital Appreciation Portfolio (Class A) (b)	5,589,012	314,102,480
BlackRock High Yield Portfolio (Class A) (a)	9,328,819	75,376,861
Brighthouse Small Cap Value Portfolio (Class A) (a)	11,598,852	223,277,894
Brighthouse/Aberdeen Emerging Markets Equity Portfolio (Class A) (a)	12,750,409	170,600,478
Brighthouse/Artisan International Portfolio (Class A) (a)	27,128,816	380,074,716
Brighthouse/Artisan Mid Cap Value Portfolio (Class A) (b)	109,834	31,925,419
Brighthouse/Dimensional International Small Company Portfolio (Class A) (b)	9,530,202	126,275,176
Brighthouse/Eaton Vance Floating Rate Portfolio (Class A) (a)	25,028,195	249,531,102
Brighthouse/Franklin Low Duration Total Return Portfolio (Class A) (a)	26,635,848	247,979,744
Brighthouse/Templeton International Bond Portfolio (Class A) (a) (c)	39,379,408	311,884,910
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A) (b)	13,610,637	544,017,160
Brighthouse/Wellington Large Cap Research Portfolio (Class A) (a)	20,052,145	381,391,798
CBRE Global Real Estate Portfolio (formerly, Clarion Global Real Estate Portfolio) (Class A) (a)	12,868,034	193,406,558
Harris Oakmark International Portfolio (Class A) (a)	33,540,868	486,342,590
Invesco Comstock Portfolio (Class A) (a)	30,408,849	510,564,573
Invesco Global Equity Portfolio (Class A) (a)	3,827,939	124,982,223
Invesco Small Cap Growth Portfolio (Class A) (a)	8,793,367	149,926,910
Jennison Growth Portfolio (Class A) (b)	16,145,125	336,625,864
JPMorgan Core Bond Portfolio (Class A) (a)	23,853,425	247,837,081
JPMorgan Small Cap Value Portfolio (Class A) (a)	4,738,076	94,856,277
Loomis Sayles Growth Portfolio (Class A) (a)	20,823,940	345,469,160
Loomis Sayles Small Cap Growth Portfolio (Class A) (b)	5,748,526	93,700,969

Affiliated Investment Companies—(Continued)
MFS Research International Portfolio (Class A) (a)	19,258,839	285,223,404
MFS Value Portfolio (Class A) (b)	33,348,237	637,618,282
Neuberger Berman Genesis Portfolio (Class A) (b)	3,603,795	95,752,837
PIMCO Inflation Protected Bond Portfolio (Class A) (a)	33,254,487	377,438,423
PIMCO Total Return Portfolio (Class A) (a)	64,106,014	745,552,944
SSGA Emerging Markets Enhanced Index Portfolio (Class A) (a)	10,187,973	117,161,692
T. Rowe Price Large Cap Growth Portfolio (Class A) (b)	9,057,203	279,052,439
T. Rowe Price Large Cap Value Portfolio (Class A) (a)	16,107,495	572,943,590
T. Rowe Price Mid Cap Growth Portfolio (Class A) (a)	4,844,331	63,460,733
T. Rowe Price Small Cap Growth Portfolio (Class A) (b)	8,180,335	221,032,660
TCW Core Fixed Income Portfolio (Class A) (a)	62,181,174	638,600,653
VanEck Global Natural Resources Portfolio (Class A) (b)	30,983,061	374,275,382
Western Asset Management Strategic Bond Opportunities Portfolio (Class A) (b)	18,209,186	250,012,126
Western Asset Management U.S. Government Portfolio (Class A) (b)	42,584,369	493,126,988

Total Mutual Funds (Cost $10,947,453,185)		12,471,385,477

Total Investments—100.0% (Cost $10,947,453,185)		12,471,385,477
Other assets and liabilities (net)—0.0%		(3,389,918)

Net Assets—100.0%		$12,467,995,559

(a)	A Portfolio of Brighthouse Funds Trust I. (See Note 6 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated Underlying Portfolios.)
(b)	A Portfolio of Brighthouse Funds Trust II. (See Note 6 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated Underlying Portfolios.)
(c)	Non-income producing security.

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2021:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Affiliated Investment Companies	$12,471,385,477	$—	$—	$12,471,385,477
Total Investments	$12,471,385,477	$—	$—	$12,471,385,477

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

Brighthouse Asset Allocation 60 Portfolio

Statement of Assets and Liabilities

December 31, 2021

Assets
Affiliated investments at value (a)	$12,471,385,477
Receivable for:
Affiliated investments sold	3,074,989
Fund shares sold	159,942

Total Assets	12,474,620,408
Liabilities
Payables for:
Affiliated investments purchased	40,163
Fund shares redeemed	3,194,765
Accrued Expenses:
Management fees	557,139
Distribution and service fees	2,549,542
Deferred trustees’ fees	217,364
Other expenses	65,876

Total Liabilities	6,624,849

Net Assets	$12,467,995,559

Net Assets Consist of:
Paid in surplus	$9,994,390,277
Distributable earnings (Accumulated losses)	2,473,605,282

Net Assets	$12,467,995,559

Net Assets
Class A	$366,179,350
Class B	12,101,816,209
Capital Shares Outstanding*
Class A	28,335,358
Class B	943,060,293
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$12.92
Class B	12.83

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of affiliated investments was $10,947,453,185.

Statement of Operations

Year Ended December 31, 2021

Investment Income
Dividends from affiliated investments	$176,873,418

Total investment income	176,873,418
Expenses
Management fees	6,759,925
Administration fees	30,250
Custodian and accounting fees	28,220
Distribution and service fees—Class B	31,023,533
Audit and tax services	32,010
Legal	41,100
Trustees’ fees and expenses	51,036
Miscellaneous	15,391

Total expenses	37,981,465

Net Investment Income	138,891,953

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on :
Affiliated investments	428,272,099
Capital gain distributions from Affiliated Underlying Portfolios	462,057,282

Net realized gain (loss)	890,329,381

Net change in unrealized appreciation on affiliated investments	293,815,552

Net realized and unrealized gain (loss)	1,184,144,933

Net Increase (Decrease) in Net Assets From Operations	$1,323,036,886

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

Brighthouse Asset Allocation 60 Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2021	Year Ended December 31, 2020
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$138,891,953	$254,501,439
Net realized gain (loss)	890,329,381	668,733,432
Net change in unrealized appreciation (depreciation)	293,815,552	600,419,357

Increase (decrease) in net assets from operations	1,323,036,886	1,523,654,228

From Distributions to Shareholders
Class A	(26,862,648)	(29,082,412)
Class B	(906,675,413)	(1,036,530,572)

Total distributions	(933,538,061)	(1,065,612,984)

Increase (decrease) in net assets from capital share transactions	(564,110,271)	(301,429,289)

Total increase (decrease) in net assets	(174,611,446)	156,611,955

Net Assets
Beginning of period	12,642,607,005	12,485,995,050

End of period	$12,467,995,559	$12,642,607,005

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2021		Year Ended December 31, 2020
	Shares	Value	Shares	Value
Class A
Sales	1,107,950	$14,253,267	$1,045,627	$11,911,967
Reinvestments	2,143,867	26,862,648	2,754,016	29,082,412
Redemptions	(2,284,779)	(29,472,592)	(3,359,731)	(38,010,928)

Net increase (decrease)	967,038	$11,643,323	439,912	$2,983,451

Class B
Sales	14,101,387	$182,508,006	7,647,993	$86,743,525
Reinvestments	72,766,887	906,675,413	98,623,270	1,036,530,572
Redemptions	(129,816,643)	(1,664,937,013)	(125,861,108)	(1,427,686,837)

Net increase (decrease)	(42,948,369)	$(575,753,594)	(19,589,845)	$(304,412,740)

Increase (decrease) derived from capital shares transactions		$(564,110,271)		$(301,429,289)

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

Brighthouse Asset Allocation 60 Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$12.55	$12.17	$11.30	$12.72	$11.76

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.17	0.28	0.26	0.22	0.21
Net realized and unrealized gain (loss)	1.20	1.22	1.88	(0.92)	1.50

Total income (loss) from investment operations	1.37	1.50	2.14	(0.70)	1.71

Less Distributions
Distributions from net investment income	(0.31)	(0.29)	(0.28)	(0.24)	(0.25)
Distributions from net realized capital gains	(0.69)	(0.83)	(0.99)	(0.48)	(0.50)

Total distributions	(1.00)	(1.12)	(1.27)	(0.72)	(0.75)

Net Asset Value, End of Period	$12.92	$12.55	$12.17	$11.30	$12.72

Total Return (%) (b)	11.17	14.09	19.85	(5.93)	14.93

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (c)	0.05	0.05	0.05	0.05	0.05
Ratio of net investment income (loss) to average net assets (%) (d)	1.33	2.43	2.21	1.76	1.68
Portfolio turnover rate (%)	9	10	13	10	6
Net assets, end of period (in millions)	$366.2	$343.6	$327.6	$294.6	$343.0

	Class B
	Year Ended December 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$12.47	$12.09	$11.24	$12.65	$11.69

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.14	0.25	0.23	0.19	0.17
Net realized and unrealized gain (loss)	1.19	1.22	1.85	(0.91)	1.51

Total income (loss) from investment operations	1.33	1.47	2.08	(0.72)	1.68

Less Distributions
Distributions from net investment income	(0.28)	(0.26)	(0.24)	(0.21)	(0.22)
Distributions from net realized capital gains	(0.69)	(0.83)	(0.99)	(0.48)	(0.50)

Total distributions	(0.97)	(1.09)	(1.23)	(0.69)	(0.72)

Net Asset Value, End of Period	$12.83	$12.47	$12.09	$11.24	$12.65

Total Return (%) (b)	10.90	13.85	19.42	(6.12)	14.73

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (c)	0.30	0.30	0.30	0.30	0.30
Ratio of net investment income (loss) to average net assets (%) (d)	1.08	2.18	1.98	1.51	1.43
Portfolio turnover rate (%)	9	10	13	10	6
Net assets, end of period (in millions)	$12,101.8	$12,299.1	$12,158.4	$11,604.0	$14,189.2

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Asset Allocation Portfolio invests.
(d)	Recognition of net investment income by the Asset Allocation Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

Brighthouse Asset Allocation 60 Portfolio

Notes to Financial Statements—December 31, 2021

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Brighthouse Asset Allocation 60 Portfolio (the “Asset Allocation Portfolio”), which is diversified. The Asset Allocation Portfolio operates under a “fund of funds” structure, investing substantially all of its assets in other Portfolios advised by Brighthouse Investment Advisers (each, an “Underlying Portfolio,” and, collectively, the “Underlying Portfolios”). Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Asset Allocation Portfolio has registered and offers two classes of shares: Class A and B shares. Shares of each Class of the Asset Allocation Portfolio represent an equal pro rata interest in the Asset Allocation Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Asset Allocation Portfolio, and certain Asset Allocation Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Asset Allocation Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2021 through the date the financial statements were issued.

The Asset Allocation Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Asset Allocation Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Asset Allocation Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Asset Allocation Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Asset Allocation Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Asset Allocation Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Investments in the Underlying Portfolios are valued at their closing daily NAV on the valuation date. Investments in the Underlying Portfolios are categorized as Level 1 within the fair value hierarchy. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectuses of the Underlying Portfolios.

In December 2020, the Securities and Exchange Commission adopted Rule 2a-5 Good Faith Determinations of Fair Value, under the 1940 Act, which is intended to address valuation practices and the role of the board of directors with respect to the fair value of the investments of a registered investment company. Among other things, Rule 2a-5 will permit the Portfolio’s Board to designate the Portfolio’s primary investment adviser to perform the Portfolio’s fair value determinations, which will be subject to the Board’s oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the investment adviser’s fair value determinations. Compliance with Rule 2a-5 will not be required until September 2022. The Adviser continues to review Rule 2a-5 and its impact on the Adviser’s and the Portfolio’s valuation policies and related practices.

Investment Transactions and Related Investment Income - The Asset Allocation Portfolio’s security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying Portfolios are recorded as net realized gain in the Statement of Operations.

BHFTII-10

Brighthouse Funds Trust II

Brighthouse Asset Allocation 60 Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

Dividends and Distributions to Shareholders - The Asset Allocation Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Asset Allocation Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Asset Allocation Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Asset Allocation Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2021, the Asset Allocation Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

3. Certain Risks

In the normal course of business, the Underlying Portfolios invest in securities and enter into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Underlying Portfolios may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Underlying Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 outbreak. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.
Credit and Counterparty Risk: The Underlying Portfolios may be exposed to counterparty risk, or the risk that an entity with which the Underlying Portfolios have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Underlying Portfolios to credit and counterparty risk consist principally of cash due from counterparties and investments. The Underlying Portfolios manage counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of their trading partners, (ii) monitoring and/or limiting the amount of their net exposure to each individual counterparty based on the adviser’s assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Underlying Portfolios restrict their exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom the Underlying Portfolios undertake a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

The Asset Allocation Portfolio’s prospectus includes a discussion of the principal risks of investing in the Asset Allocation Portfolio and in the Underlying Portfolios in which it invests.

BHFTII-11

Brighthouse Funds Trust II

Brighthouse Asset Allocation 60 Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of shares of the Underlying Portfolios by the Asset Allocation Portfolio, for the year ended December 31, 2021 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$ 0	$1,203,504,031	$0	$2,100,202,272

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Asset Allocation Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Asset Allocation Portfolio. For providing investment management services to the Asset Allocation Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2021	% per annum	Average Daily Net Assets
$6,759,925	0.100%	Of the first $500 million
	0.075%	Of the next $500 million
	0.050%	On amounts in excess of $1 billion

In addition to the above management fee paid to Brighthouse Investment Advisers, the Asset Allocation Portfolio indirectly pays Brighthouse Investment Advisers an investment advisory fee through its investments in the Underlying Portfolios.

Certain officers and trustees of the Trust may also be officers of the Adviser however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2021 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

BHFTII-12

Brighthouse Funds Trust II

Brighthouse Asset Allocation 60 Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

6. Transactions in Securities of Affiliated Issuers

The Asset Allocation Portfolio does not invest in the Underlying Portfolios for the purpose of exercising control; however, investments by the Asset Allocation Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolios’ net assets. Transactions in the Underlying Portfolios for the year ended December 31, 2021 were as follows:

Security Description	Market Value December 31, 2020	Purchases	Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of December 31, 2021
AB International Bond Portfolio (Class A)	$425,922,173	$7,306,532	$(51,459,196)	$2,476,176	$(12,066,939)	$372,178,746
Allspring Mid Cap Value Portfolio (formerly, Wells Capital Management Mid Cap Value Portfolio) (Class A)	33,251,348	278,679	(9,801,002)	1,146,575	7,234,994	32,110,594
Baillie Gifford International Stock Portfolio (Class A)	462,974,877	54,698,752	(29,752,007)	14,099,776	(64,459,053)	437,562,345
BlackRock Bond Income Portfolio (Class A)	729,698,071	162,035,227	(12,459,496)	280,626	(41,422,732)	838,131,696
BlackRock Capital Appreciation Portfolio (Class A)	326,850,378	44,240,503	(77,465,499)	27,335,002	(6,857,904)	314,102,480
BlackRock High Yield Portfolio (Class A)	74,202,827	3,182,515	(2,975,705)	(194,682)	1,161,906	75,376,861
Brighthouse Small Cap Value Portfolio (Class A)	237,084,208	3,047,051	(81,350,447)	16,899,260	47,597,822	223,277,894
Brighthouse/Aberdeen Emerging Markets Equity Portfolio (Class A)	137,318,076	62,198,289	(18,387,612)	6,475,803	(17,004,078)	170,600,478
Brighthouse/Artisan International Portfolio (Class A)	386,291,553	4,352,977	(39,320,167)	11,013,307	17,737,046	380,074,716
Brighthouse/Artisan Mid Cap Value Portfolio (Class A)	33,788,579	976,873	(9,935,568)	1,026,195	6,069,340	31,925,419
Brighthouse/Dimensional International Small Company Portfolio (Class A)	135,122,080	8,837,385	(26,735,654)	(309,492)	9,360,857	126,275,176
Brighthouse/Eaton Vance Floating Rate Portfolio (Class A)	240,306,769	12,715,781	(4,293,631)	(28,910)	831,093	249,531,102
Brighthouse/Franklin Low Duration Total Return Portfolio (Class A)	235,815,195	16,773,749	(921,547)	(68,983)	(3,618,670)	247,979,744
Brighthouse/Templeton International Bond Portfolio (Class A)	341,624,945	25,948,327	(39,463,966)	(18,601,372)	2,376,976	311,884,910
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A)	579,040,328	36,512,203	(161,203,115)	41,026,375	48,641,369	544,017,160
Brighthouse/Wellington Large Cap Research Portfolio (Class A)	394,047,135	42,736,306	(99,397,978)	26,283,762	17,722,573	381,391,798
CBRE Global Real Estate Portfolio (formerly, Clarion Global Real Estate Portfolio) (Class A)	193,483,526	6,081,481	(59,523,698)	12,551,220	40,814,029	193,406,558
Harris Oakmark International Portfolio (Class A)	524,646,187	6,870,844	(83,513,437)	(12,490,432)	50,829,428	486,342,590
Invesco Comstock Portfolio (Class A)	536,674,628	10,834,344	(182,554,885)	34,983,603	110,626,883	510,564,573
Invesco Global Equity Portfolio (Class A)	133,969,325	5,572,314	(28,802,881)	8,818,360	5,425,105	124,982,223
Invesco Small Cap Growth Portfolio (Class A)	174,707,293	27,716,185	(37,515,987)	13,393,900	(28,374,481)	149,926,910
Jennison Growth Portfolio (Class A)	395,538,010	77,923,630	(118,994,095)	46,369,414	(64,211,095)	336,625,864
JPMorgan Core Bond Portfolio (Class A)	229,464,241	30,280,396	(2,784,247)	72,656	(9,195,965)	247,837,081
JPMorgan Small Cap Value Portfolio (Class A)	103,424,597	3,851,024	(38,463,234)	3,589,212	22,454,678	94,856,277
Loomis Sayles Growth Portfolio (Class A)	352,974,289	11,956,011	(70,412,048)	12,702,581	38,248,327	345,469,160
Loomis Sayles Small Cap Growth Portfolio (Class A)	102,513,219	8,784,810	(18,651,217)	3,514,286	(2,460,129)	93,700,969
MFS Research International Portfolio (Class A)	263,089,957	24,347,962	(19,945,918)	4,751,539	12,979,864	285,223,404
MFS Value Portfolio (Class A)	707,760,558	16,852,943	(231,674,431)	29,436,569	115,242,643	637,618,282
Neuberger Berman Genesis Portfolio (Class A)	99,870,229	6,348,887	(20,967,613)	10,470,406	30,928	95,752,837
PIMCO Inflation Protected Bond Portfolio (Class A)	353,352,056	21,168,189	(14,033,293)	97,791	16,853,680	377,438,423
PIMCO Total Return Portfolio (Class A)	690,609,889	116,425,375	(7,797,090)	(637,127)	(53,048,103)	745,552,944
SSGA Emerging Markets Enhanced Index Portfolio (Class A)	99,109,011	30,019,246	(9,480,547)	1,807,682	(4,293,700)	117,161,692
T. Rowe Price Large Cap Growth Portfolio (Class A)	326,846,025	32,759,272	(106,287,059)	39,394,031	(13,659,830)	279,052,439
T. Rowe Price Large Cap Value Portfolio (Class A)	598,222,830	12,538,151	(166,490,805)	35,030,546	93,642,868	572,943,590
T. Rowe Price Mid Cap Growth Portfolio (Class A)	99,253,469	5,624,288	(47,262,387)	9,791,090	(3,945,727)	63,460,733
T. Rowe Price Small Cap Growth Portfolio (Class A)	234,761,198	23,708,650	(39,471,040)	9,452,538	(7,418,686)	221,032,660
TCW Core Fixed Income Portfolio (Class A)	533,759,221	158,284,155	(6,528,821)	198,347	(47,112,249)	638,600,653
Van Eck Global Natural Resources Portfolio (Class A)	417,584,071	7,817,673	(117,390,733)	36,095,509	30,168,862	374,275,382
Western Asset Management Strategic Bond Opportunities Portfolio (Class A)	246,701,759	11,333,683	(5,665,953)	67,581	(2,424,944)	250,012,126
Western Asset Management U.S. Government Portfolio (Class A)	454,341,937	60,563,369	(1,068,263)	(48,621)	(20,661,434)	493,126,988

	$12,645,996,067	$1,203,504,031	$(2,100,202,272)	$428,272,099	$293,815,552	$12,471,385,477

Security Description	Capital Gain Distributions from Affiliated Investments	Income earned from affiliates during the period	Number of shares held at December 31, 2021
AB International Bond Portfolio (Class A)	$1,631,785	$493,330	35,786,418
Allspring Mid Cap Value Portfolio (formerly, Wells Capital Management Mid Cap Value Portfolio) (Class A)	—	278,679	2,032,316
Baillie Gifford International Stock Portfolio (Class A)	43,522,788	4,230,614	31,165,409
BlackRock Bond Income Portfolio (Class A)	16,217,217	22,825,339	7,749,715

BHFTII-13

Brighthouse Funds Trust II

Brighthouse Asset Allocation 60 Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

Security Description	Capital Gain Distributions from Affiliated Investments	Income earned from affiliates during the period	Number of shares held at December 31, 2021
BlackRock Capital Appreciation Portfolio (Class A)	$44,238,426	$—	5,589,012
BlackRock High Yield Portfolio (Class A)	—	3,114,737	9,328,819
Brighthouse Small Cap Value Portfolio (Class A)	99,358	2,272,813	11,598,852
Brighthouse/Aberdeen Emerging Markets Equity Portfolio (Class A)	—	705,391	12,750,409
Brighthouse/Artisan International Portfolio (Class A)	2,217,207	2,131,930	27,128,816
Brighthouse/Artisan Mid Cap Value Portfolio (Class A)	678,823	298,017	109,834
Brighthouse/Dimensional International Small Company Portfolio (Class A)	6,577,589	2,258,401	9,530,202
Brighthouse/Eaton Vance Floating Rate Portfolio (Class A)	—	8,171,351	25,028,195
Brighthouse/Franklin Low Duration Total Return Portfolio (Class A)	—	5,186,465	26,635,848
Brighthouse/Templeton International Bond Portfolio (Class A)	—	—	39,379,408
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A)	28,658,734	7,848,450	13,610,637
Brighthouse/Wellington Large Cap Research Portfolio (Class A)	39,280,765	3,455,542	20,052,145
CBRE Global Real Estate Portfolio (formerly, Clarion Global Real Estate Portfolio) (Class A)	—	6,081,443	12,868,034
Harris Oakmark International Portfolio (Class A)	—	4,143,055	33,540,868
Invesco Comstock Portfolio (Class A)	—	10,834,343	30,408,849
Invesco Global Equity Portfolio (Class A)	5,401,001	170,339	3,827,939
Invesco Small Cap Growth Portfolio (Class A)	27,557,398	—	8,793,367
Jennison Growth Portfolio (Class A)	77,869,888	—	16,145,125
JPMorgan Core Bond Portfolio (Class A)	—	6,218,664	23,853,425
JPMorgan Small Cap Value Portfolio (Class A)	2,436,651	1,124,608	4,738,076
Loomis Sayles Growth Portfolio (Class A)	11,219,295	735,691	20,823,940
Loomis Sayles Small Cap Growth Portfolio (Class A)	8,755,515	—	5,748,526
MFS Research International Portfolio (Class A)	9,902,211	3,225,292	19,258,839
MFS Value Portfolio (Class A)	6,682,430	10,170,512	33,348,237
Neuberger Berman Genesis Portfolio (Class A)	6,273,659	75,179	3,603,795
PIMCO Inflation Protected Bond Portfolio (Class A)	—	3,552,861	33,254,487
PIMCO Total Return Portfolio (Class A)	30,824,728	14,866,256	64,106,014
SSGA Emerging Markets Enhanced Index Portfolio (Class A)	—	1,849,956	10,187,973
T. Rowe Price Large Cap Growth Portfolio (Class A)	32,759,058	—	9,057,203
T. Rowe Price Large Cap Value Portfolio (Class A)	659,903	11,878,247	16,107,495
T. Rowe Price Mid Cap Growth Portfolio (Class A)	5,624,288	—	4,844,331
T. Rowe Price Small Cap Growth Portfolio (Class A)	23,627,420	79,127	8,180,335
TCW Core Fixed Income Portfolio (Class A)	29,341,145	11,384,365	62,181,174
Van Eck Global Natural Resources Portfolio (Class A)	—	4,737,048	30,983,061
Western Asset Management Strategic Bond Opportunities Portfolio (Class A)	—	9,320,403	18,209,186
Western Asset Management U.S. Government Portfolio (Class A)	—	13,154,970	42,584,369

	$462,057,282	$176,873,418

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2021 was as follows:

Cost basis of investments	$11,013,319,907

Gross unrealized appreciation	1,622,976,725
Gross unrealized (depreciation)	(164,911,155)

Net unrealized appreciation (depreciation)	$1,458,065,570

BHFTII-14

Brighthouse Funds Trust II

Brighthouse Asset Allocation 60 Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

The tax character of distributions paid for the years ended December 31, 2021 and 2020 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2021	2020	2021	2020	2021	2020
$269,770,302	$257,509,059	$663,767,759	$808,103,925	$933,538,061	$1,065,612,984

As of December 31, 2021, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$221,093,981	$794,663,095	$1,458,065,570	$—	$2,473,822,646

The Asset Allocation Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2021, the Asset Allocation Portfolio had no accumulated capital losses.

BHFTII-15

Brighthouse Funds Trust II

Brighthouse Asset Allocation 60 Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust II and Shareholders of the Brighthouse Asset Allocation 60 Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Brighthouse Asset Allocation 60 Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust II), as of December 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Brighthouse Asset Allocation 60 Portfolio as of December 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2022

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTII-16

Brighthouse Funds Trust II

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, 125 High Street, Suite 732, Boston, Massachusetts 02110. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present); until 2016, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	74	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	74	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield and Merel, Ltd.	74	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	74	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Mid-Con Energy Partners, LP (energy);** Trustee, SharesPost 100 Fund (closed-end fund).** Until 2020, Director, Gainsco, Inc. (auto insurance).**

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	74	Trustee, HSBC Funds.**

BHFTII-17

Brighthouse Funds Trust II

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor).	74	Director and Chairman of the Board of Directors, First Eagle Alternative Capital BDC, Inc.;** Director, First Eagle Credit Opportunities Fund;** Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	Private Investor; Until 2020, President, True North Board Governance, LLC (consulting).	74	Until 2020, Lead Independent Trustee, BMT Investment Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2021-present); formerly Senior Vice President, Brighthouse Investment Advisers, LLC (2017-2021).

Dina Lee (1970)	Secretary, of Trust I and Trust II	From December 2021 (Trust I and Trust II) to present	Executive Vice President, Chief Legal Officer, Brighthouse Investment Advisers, LLC (2021-present); formerly, Associate General Counsel, Neuberger Berman Investment Advisers LLC (2017-2021).

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2013-present); Head of Funds Compliance, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017).

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., an affiliate of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 29 BHF II Portfolios

BHFTII-18

Brighthouse Funds Trust II

Brighthouse Asset Allocation 60 Portfolio

Board of Trustees’ Consideration of Advisory Agreements

At a meeting held on November 30-December 1, 2021 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (the “Advisory Agreements” or “Agreements”) with Brighthouse Investment Advisers, LLC (the “Adviser”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2022 through December 31, 2022.

The Board met with personnel of the Adviser on October 20-21, 2021 (the “October Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the October Meeting and the November Meeting are referred to collectively as, the “Meetings”). The Independent Trustees were advised by independent legal counsel throughout year, including during the contract renewal process, and met with independent legal counsel in executive sessions outside of the presence of management.

In considering the continuation of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of assisting the Board in the renewal process, along with various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled Board meetings. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and reports that the Adviser had prepared specifically for the renewal process. The Board also reviewed information with respect to the effect of the ongoing COVID-19 pandemic on the operations of the Adviser.

In considering the continuation of the Agreements, the Board also reviewed, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the October Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement.

In approving the continuation of each Agreement, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser has provided to the Brighthouse Asset Allocation 20 Portfolio, Brighthouse Asset Allocation 40 Portfolio, Brighthouse Asset Allocation 60 Portfolio Brighthouse Asset Allocation 80 Portfolio and Brighthouse Asset Allocation 100 Portfolio (the “Asset Allocation Portfolios”) and the American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio and American Funds Moderate Allocation Portfolio (the “American Funds of Funds”). The Board considered the Adviser’s services as investment manager to the Portfolios, including with respect to investment programs and personnel, oversight of transition management (as applicable), actions taken with respect to regulatory developments, compliance programs and personnel, risk management, and liquidity risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the

BHFTII-19

Brighthouse Funds Trust II

Brighthouse Asset Allocation 60 Portfolio

Board of Trustees’ Consideration of Advisory Agreements—(Continued)

Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct regular and periodic reviews and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Independent Trustees regarding material information related to those reviews and assessments. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the Asset Allocation Portfolios, the Board noted that the Adviser employs at its own expense an independent consultant to provide research and consulting services with respect to the periodic asset allocation targets for each of the Asset Allocation Portfolios and investments in other Portfolios of the Trusts (the “Underlying Portfolios”). Additionally, the Board considered that a committee, consisting of investment professionals from the Adviser, meets regularly to review the management of the Asset Allocation Portfolios and the American Funds of Funds, including asset allocations and performance metrics. The Board further considered and found that the advisory fee paid to the Adviser with respect to each Asset Allocation Portfolio and American Fund of Funds was based on services provided that were in addition to, rather than duplicative of, the services provided pursuant to the advisory agreements for the Underlying Portfolios in which the Portfolio invests.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board focused particular attention on Portfolios with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected, and (ii) the selection of the peer groups.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each of the Portfolios, which included comparisons of the Portfolio’s contractual management fees (at current and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”) and a narrower group of peer funds (“Expense Group”). The Board considered that Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios.

The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. In the case of the Asset Allocation Portfolios, the Board also considered the Adviser’s analysis of its profitability that was attributable to its management of the Underlying Portfolios of the Trust in which the Asset Allocation Portfolios invest. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other expenses.

BHFTII-20

Brighthouse Funds Trust II

Brighthouse Asset Allocation 60 Portfolio

Board of Trustees’ Consideration of Advisory Agreements—(Continued)

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of distribution and shareholder services activities.

The Board considered information from the Adviser pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated.

*  *  *  *  *

Brighthouse Asset Allocation 60 Portfolio. The Board also considered the following information in relation to the Agreement with the Adviser regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and the average of its Morningstar Category for the one-, three-, and five-year periods ended June 30, 2021. The Board further considered that the Portfolio outperformed the Brighthouse AA 60 Narrow Index for the one-year period ended October 31, 2021 and underperformed the same Index for the three- and five-year periods ended October 31, 2021. The Board also noted that the Portfolio outperformed its benchmark, the Dow Jones Moderate Portfolio Index, for the one-, three-, and five-year periods ended October 31, 2021.

The Board also considered that the Portfolio’s actual management fees were below the Expense Group median and the Expense Universe median. The Board considered that the Portfolio’s total expenses (inclusive of underlying fund expenses and exclusive of 12b-1 fees) were below the Expense Group median and equal to the Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size.

BHFTII-21

Brighthouse Funds Trust II

Brighthouse Asset Allocation 80 Portfolio

Managed by Brighthouse Investment Advisers, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2021, the Class A and B shares of the Brighthouse Asset Allocation 80 Portfolio returned 14.87% and 14.71%, respectively. The Portfolio’s benchmark, the Dow Jones Moderately Aggressive Portfolio Index¹, returned 14.05%.

MARKET ENVIRONMENT/CONDITIONS

The events of 2021 proved to be a dichotomy for investors. Equity markets surged ahead, while bond markets were tumultuous and regressed during the year. In the U.S., the government’s economic relief bill and bi-partisan support for an infrastructure spending package in the first half of 2021 provided the impetus for equities to extend their rally, which began way back in the second quarter of 2020, coming off dramatic post-COVID lows. Over the first six months of the year, the S&P 500 Index generated a robust 15.25% return. Bond markets, on the other hand, struggled to navigate U.S. Federal Reserve (the “Fed”) monetary policy and budding inflation expectations. The rapid increase in the 10-year U.S. Treasury rate by 0.8% in the first three months of the year sent bonds reeling. The Bloomberg U.S. Aggregate Bond Index lost 3.37% in the first quarter of 2021. The 10-year rate decline of 0.3% in the second quarter helped bonds recover some of their earlier losses, but the damage had been done, as the Bloomberg U.S. Aggregate Bond Index fell 1.60% in the first half of the year.

In the back half of the year, minutes from the Fed’s Federal Open Markets Committee meetings signaled a shift in policy. Earlier in the year, the Fed’s sentiment favored maintaining low interest rates to spur economic growth and low unemployment levels. Inflation was perceived as less of an economic threat. As economic data pointed to improving unemployment trends, higher price levels, and strong economic growth, the Fed announced at its December meeting that it would scale back its bond purchase program, and this had clearly set the stage for potential interest rate increases in an attempt to counter inflationary pressures going forward.

While equities enjoyed a healthy run-up at mid-year, weaker economic data in the third quarter and a rise in global infection rates from the highly contagious Delta variant strain of COVID-19 took the wind out of the sails for global equities. Real GDP (the inflation-adjusted value of all goods and services produced in the economy in a given period) growth slowed down markedly from the past four quarters as global supply chain disruptions impacted personal consumption. The S&P 500 Index managed a meager 0.58% return in the quarter, but this result was an exception as most equity markets broadly experienced negative returns. Across fixed income markets, a policy tightening tone reverberated across central banks and pushed global sovereign yields higher toward the end of the third quarter. Correspondingly, the U.S. 10-year rate increased seven basis points over the quarter.

The fourth quarter once again witnessed a resurgence for global equities after the third quarter’s pullback. On the labor front, the U.S. unemployment rate declined over the quarter and stood at 3.9% at the end of December versus 6.7% one-year prior. In what may be a sign of an improving employment picture, several industries continued to have rising employment trends. Leisure and hospitality, business and professional services, manufacturing, construction, as well as transportation and warehouses all closed out the quarter with positive employment gains. The advance estimate for Real GDP reported fourth quarter growth at an annualized rate of 6.9%, driven by robust retail export data and an increase in personal consumption expenditures. On the back of this strong result, the S&P 500 Index gained 11.03% in the fourth quarter.

For the full 2021 calendar year period, the S&P 500 Index returned 28.71% and meaningfully outperformed international stocks, which gained 11.26% as measured by the MSCI EAFE Index. Relative to U.S. stocks, emerging market stocks fared much worse and fell 2.54%, as measured by the MSCI Emerging Markets Index.

Global fixed income markets produced mixed results for the year. As central banks leaned toward a tighter monetary policy, sovereign yields rose over the period and less spread-sensitive bonds faced a headwind. Core U.S. fixed income, as measured by the Bloomberg U.S. Aggregate Bond Index, fell 1.54% for the year ended December 31, 2021. In contrast, bonds with credit exposure of some kind generally benefitted from spread compression, as the ICE/BofA High Yield Option-Adjusted Spread tightened by 0.8%. Accordingly, high yield bonds, as measured by the Bloomberg U.S. Corporate High Yield Bond Index, returned 5.28% during the year.

PORTFOLIO REVIEW / PERIOD-END POSITIONING

The Brighthouse Asset Allocation 80 Portfolio invests in underlying portfolios of the Brighthouse Funds Trust I and the Brighthouse Funds Trust II to maintain a broad asset allocation of approximately 80% to equities and 20% to fixed income.

Over the twelve-month period, the Portfolio outperformed the Dow Jones Moderately Aggressive Portfolio Index. Strong performance within the underlying fixed income, small cap equity, and emerging market equity portfolios, and an overweight to high yield bonds, U.S. small cap equity, foreign developed equity and an underweight to foreign developed bonds contributed to the outperformance.

The underlying fixed income portfolios added to relative performance. On an absolute return basis, the PIMCO Inflation Protected Bond Portfolio and the BlackRock High Yield Portfolio generated the largest returns in the period. The largest relative contributor versus its benchmark was the Brighthouse/Templeton International Bond Portfolio, which outperformed by 5.0% for the year. The portfolio’s underweight duration positioning in the euro area and the

BHFTII-1

Brighthouse Funds Trust II

Brighthouse Asset Allocation 80 Portfolio

Managed by Brighthouse Investment Advisers, LLC

Portfolio Manager Commentary*—(Continued)

U.K., along with overweight duration position in Argentina and Indonesia were positive contributors. The portfolio’s currency positioning in the euro, Norwegian krone, and Chinese yuan added were to results. The Western Asset Management Strategic Bond Opportunities Portfolio outpaced its benchmark by 4.4%. Allocations to high yield bonds, bank loans and investment grade corporates all contributed over the period. Exposures to structured products such as non-agency mortgage-backed securities and asset-back securities aided relative results. The BlackRock Bond Income Portfolio outperformed its benchmark by 1.1%. Allocations to high yield bonds and securitized assets during the year boosted relative results. Duration positioning and an allocation to Treasury Inflation-Protected Securities were supportive to relative results. Conversely, the Brighthouse/Eaton Vance Floating Rate Portfolio fell 1.5% against its benchmark. The portfolio’s underexposure to CCC-rated loans and unfavorable loan selection to the oil and gas, electronics/electrical, aerospace and defense, and health care industries negatively impacted results.

Performance from the underlying domestic equity portfolios was mixed for the period. Large cap and mid cap equities underperformed while contributions from small cap equities were positive. Within large cap the largest positive relative performer was the Invesco Comstock Portfolio, which outperformed its benchmark by 8.3%. Key drivers to performance were attributable to positive selection in the Energy and Industrials sectors along with an overweight to Energy and an underweight to Communication Services. The MFS Value Portfolio outperformed its benchmark by 0.4%. An underweight to Communication Services and selection across the Industrials, Information Technology (“IT”), Consumer Discretionary, and Consumer Staples sectors helped lift relative performance. On the negative side, the Loomis Sayles Growth Portfolio underperformed its benchmark by 8.9%. Weak security selection in the Consumer Discretionary sector had the largest negative impact. Selection and an underweight in Health Care pressured results during the period. The T. Rowe Price Large Cap Growth Portfolio underperformed its benchmark by 7.4%. Negative selection in the IT, Consumer Discretionary, and Communication Services sectors drove the relative underperformance. In mid cap, the Morgan Stanley Discovery Portfolio was the largest relative detractor over the year and underperformed its benchmark by 23.3%. Security selection in Consumer Discretionary, Health Care, IT, and Real Estate fared the worst. Additionally, an overweight to Communication Services was a meaningful detractor to relative results. On a positive note, the Frontier Mid Cap Growth Portfolio topped its benchmark by 2.0%. Security selection was strongest in the Financials and Communication Services sectors and had the largest relative impact to returns. An underweight allocation to Consumer Staples proved beneficial over the period. Within small cap equities, the Loomis Sayles Small Cap Growth Portfolio was the largest relative contributor and outperformed its benchmark by 7.2%. Selection and an underweight in Health Care had the most positive impact to relative results. Selection and an overweight to Industrials, and selection and an underweight to Communication Services further bolstered returns. The Brighthouse Small Cap Value Portfolio performed well over the period and gained 3.9% versus its benchmark. Security selection in the Industrials and Financials sectors contributed to relative results, along with an underweight to Health Care. Invesco Small Cap Growth Portfolio was a strong performer and beat its benchmark by 4.3%. Selection in the Health Care and Industrials sectors led the relative outperformance. An underweight to Health Care and an overweight to Industrials further lifted performance. Conversely, the Neuberger Berman Genesis Portfolio was the largest relative detractor and underperformed its benchmark by 9.9%. Weak selection in the Industrials, Financials, Consumer Staples, Materials, and Consumer Discretionary were key drivers to the underperformance.

BHFTII-2

Brighthouse Funds Trust II

Brighthouse Asset Allocation 80 Portfolio

Managed by Brighthouse Investment Advisers, LLC

Portfolio Manager Commentary*—(Continued)

The developed non-U.S. equity portfolios detracted from performance over the period. The worst relative performer was the VanEck Global Natural Resources Portfolio, which underperformed its benchmark by 21.1%. The portfolio’s overweight to energy renewables and alternatives, coupled with an underweight to oil & gas were meaningful detractors over the period. Negative selection within base & industrial metals also weighed on results. The Baillie Gifford International Stock Portfolio lagged its benchmark by 8.6%. Weak selection in Financials was a primary driver of underperformance, followed by selection in Health Care and Communication Services. The CBRE Global Real Estate Portfolio was the largest relative contributor and outperformed its benchmark by 8.6%. Regionally, positive selection was strongest in the Americas, led by the U.S., followed by Asia and Europe. Overweight positions within enclosed malls, self storage, and industrial properties were key drivers contributing to relative results. Within emerging market equities, the SSGA Emerging Markets Enhanced Index Portfolio outperformed its benchmark by 3.2%. The portfolio’s tilt toward stocks perceived as attractively priced and less volatile were contributors to performance. At the country level, strong performance in China and Korea added to results.

Investment Committee

Brighthouse Investment Advisers, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the advisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Dow Jones Moderately Aggressive Portfolio Index is a member of the Dow Jones Relative Risk Index Series and is designed to measure a total portfolio of stocks, bonds, and cash, allocated to represent an investor’s desired risk profile. The Dow Jones Moderately Aggressive Portfolio Index level is set to 80% of the Dow Jones Global Stock CMAC Index’s downside risk.

BHFTII-3

Brighthouse Funds Trust II

Brighthouse Asset Allocation 80 Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATELY AGGRESSIVE PORTFOLIO INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2021

	1 Year	5 Year	10 Year
Brighthouse Asset Allocation 80 Portfolio
Class A	14.87	12.89	11.54
Class B	14.71	12.62	11.26
Dow Jones Moderately Aggressive Portfolio Index	14.05	12.03	10.67

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2021

Top Holdings

% of Net Assets
MFS Value Portfolio (Class A)	5.9
Invesco Comstock Portfolio (Class A)	5.1
T. Rowe Price Large Cap Value Portfolio (Class A)	5.1
Harris Oakmark International Portfolio (Class A)	4.8
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A)	4.7
Loomis Sayles Growth Portfolio (Class A)	4.5
Jennison Growth Portfolio (Class A)	4.4
Baillie Gifford International Stock Portfolio (Class A)	4.2
Brighthouse/Artisan International Portfolio (Class A)	4.1
T. Rowe Price Large Cap Growth Portfolio (Class A)	4.0

Asset Allocation

% of Net Assets
U.S. Large Cap Equities	40.3
International Developed Market Equities	18.4
Investment Grade Fixed Income	11.4
U.S. Small Cap Equities	10.1
Global Equities	4.5
High Yield Fixed Income	3.5
International Fixed Income	3.5
Emerging Market Equities	3.2
Real Estate Equities	2.6
U.S. Mid Cap Equities	2.5

BHFTII-4

Brighthouse Funds Trust II

Brighthouse Asset Allocation 80 Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2021 through December 31, 2021.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Brighthouse Asset Allocation 80 Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period** July 1, 2021 to December 31, 2021
Class A (a)	Actual	0.67%	$1,000.00	$1,033.10	$3.43
	Hypothetical*	0.67%	$1,000.00	$1,021.83	$3.41

Class B (a)	Actual	0.92%	$1,000.00	$1,032.60	$4.71
	Hypothetical*	0.92%	$1,000.00	$1,020.57	$4.69

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

BHFTII-5

Brighthouse Funds Trust II

Brighthouse Asset Allocation 80 Portfolio

Schedule of Investments as of December 31, 2021

Mutual Funds—100.0% of Net Assets

Security Description	Shares	Value

Affiliated Investment Companies—100.0%
AB International Bond Portfolio (Class A) (a)	10,331,222	$107,444,706
Allspring Mid Cap Value Portfolio (formerly, Wells Capital Management Mid Cap Value Portfolio) (Class A) (a)	7,107,977	112,306,043
Baillie Gifford International Stock Portfolio (Class A) (b)	32,544,660	456,927,022
BlackRock Bond Income Portfolio (Class A) (b)	3,234,508	349,812,039
BlackRock Capital Appreciation Portfolio (Class A) (b)	5,843,917	328,428,116
BlackRock High Yield Portfolio (Class A) (a)	6,744,809	54,498,054
Brighthouse Small Cap Value Portfolio (Class A) (a)	14,461,002	278,374,297
Brighthouse/Aberdeen Emerging Markets Equity Portfolio (Class A) (a)	14,812,080	198,185,625
Brighthouse/Artisan International Portfolio (Class A) (a)	31,457,068	440,713,529
Brighthouse/Artisan Mid Cap Value Portfolio (Class A) (b)	95,882	27,869,935
Brighthouse/Dimensional International Small Company Portfolio (Class A) (b)	16,438,553	217,810,821
Brighthouse/Eaton Vance Floating Rate Portfolio (Class A) (a)	10,852,551	108,199,929
Brighthouse/Templeton International Bond Portfolio (Class A) (a) (c)	34,011,616	269,372,002
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A) (b)	12,651,123	505,665,394
Brighthouse/Wellington Large Cap Research Portfolio (Class A) (a)	20,448,366	388,927,919
CBRE Global Real Estate Portfolio (formerly, Clarion Global Real Estate Portfolio) (Class A) (a)	18,798,277	282,538,102
Frontier Mid Cap Growth Portfolio (Class A) (b)	1,231,626	53,871,338
Harris Oakmark International Portfolio (Class A) (a)	35,991,725	521,880,019
Invesco Comstock Portfolio (Class A) (a)	33,202,455	557,469,226
Invesco Global Equity Portfolio (Class A) (a)	4,972,582	162,354,798
Invesco Small Cap Growth Portfolio (Class A) (a)	13,797,426	235,246,112
Jennison Growth Portfolio (Class A) (b)	23,082,154	481,262,904
JPMorgan Core Bond Portfolio (Class A) (a)	10,333,923	107,369,456
JPMorgan Small Cap Value Portfolio (Class A) (a)	8,269,246	165,550,313
Loomis Sayles Growth Portfolio (Class A) (a)	29,720,028	493,055,261

Affiliated Investment Companies—(Continued)
Loomis Sayles Small Cap Growth Portfolio (Class A) (b)	11,703,011	190,759,081
MFS Research International Portfolio (Class A) (a)	24,192,660	358,293,299
MFS Value Portfolio (Class A) (b)	33,538,757	641,261,034
Morgan Stanley Discovery Portfolio (Class A) (a)	1,029,845	22,914,057
Neuberger Berman Genesis Portfolio (Class A) (b)	1,047,791	27,839,802
PIMCO Inflation Protected Bond Portfolio (Class A) (a)	14,431,460	163,797,066
PIMCO Total Return Portfolio (Class A) (a)	27,751,771	322,753,095
SSGA Emerging Markets Enhanced Index Portfolio (Class A) (a)	13,235,239	152,205,245
T. Rowe Price Large Cap Growth Portfolio (Class A) (b)	14,027,492	432,187,039
T. Rowe Price Large Cap Value Portfolio (Class A) (a)	15,641,615	556,372,240
T. Rowe Price Mid Cap Growth Portfolio (Class A) (a)	4,222,566	55,315,615
T. Rowe Price Small Cap Growth Portfolio (Class A) (b)	7,132,178	192,711,454
TCW Core Fixed Income Portfolio (Class A) (a)	28,763,777	295,403,992
VanEck Global Natural Resources Portfolio (Class A) (b)	27,011,914	326,303,922
Western Asset Management Strategic Bond Opportunities Portfolio (Class A) (b)	15,795,328	216,869,858

Total Mutual Funds (Cost $9,036,248,839)		10,860,119,759

Total Investments—100.0% (Cost $9,036,248,839)		10,860,119,759
Other assets and liabilities (net)—0.0%		(2,965,019)

Net Assets—100.0%		$10,857,154,740

(a)	A Portfolio of Brighthouse Funds Trust I. (See Note 6 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated Underlying Portfolios.)
(b)	A Portfolio of Brighthouse Funds Trust II. (See Note 6 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated Underlying Portfolios.)
(c)	Non-income producing security.

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2021:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Affiliated Investment Companies	$10,860,119,759	$—	$—	$10,860,119,759
Total Investments	$10,860,119,759	$—	$—	$10,860,119,759

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

Brighthouse Asset Allocation 80 Portfolio

Statement of Assets and Liabilities

December 31, 2021

Assets
Affiliated investments at value (a)	$10,860,119,759
Receivable for:
Affiliated investments sold	1,869,111
Fund shares sold	393,826

Total Assets	10,862,382,696
Liabilities
Payables for:
Affiliated investments purchased	270,962
Fund shares redeemed	1,991,972
Accrued Expenses:
Management fees	487,335
Distribution and service fees	2,167,916
Deferred trustees’ fees	243,902
Other expenses	65,869

Total Liabilities	5,227,956

Net Assets	$10,857,154,740

Net Assets Consist of:
Paid in surplus	$8,112,282,086
Distributable earnings (Accumulated losses)	2,744,872,654

Net Assets	$10,857,154,740

Net Assets
Class A	$522,108,039
Class B	10,335,046,701
Capital Shares Outstanding*
Class A	35,579,181
Class B	709,031,119
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$14.67
Class B	14.58

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of affiliated investments was $9,036,248,839.

Statement of Operations

Year Ended December 31, 2021

Investment Income
Dividends from affiliated investments	$124,717,522

Total investment income	124,717,522
Expenses
Management fees	5,878,081
Administration fees	30,250
Custodian and accounting fees	28,221
Distribution and service fees—Class B	26,220,420
Audit and tax services	32,010
Legal	41,100
Trustees’ fees and expenses	51,036
Miscellaneous	13,989

Total expenses	32,295,107

Net Investment Income	92,422,415

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on :
Affiliated investments	398,265,399
Capital gain distributions from Affiliated Underlying Portfolios	517,129,964

Net realized gain (loss)	915,395,363

Net change in unrealized appreciation on affiliated investments	492,941,716

Net realized and unrealized gain (loss)	1,408,337,079

Net Increase (Decrease) in Net Assets From Operations	$1,500,759,494

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

Brighthouse Asset Allocation 80 Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2021	Year Ended December 31, 2020
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$92,422,415	$168,958,233
Net realized gain (loss)	915,395,363	714,371,149
Net change in unrealized appreciation (depreciation)	492,941,716	621,877,313

Increase (decrease) in net assets from operations	1,500,759,494	1,505,206,695

From Distributions to Shareholders
Class A	(43,018,270)	(47,795,951)
Class B	(852,332,965)	(1,017,374,474)

Total distributions	(895,351,235)	(1,065,170,425)

Increase (decrease) in net assets from capital share transactions	(437,290,010)	(52,940,828)

Total increase (decrease) in net assets	168,118,249	387,095,442

Net Assets
Beginning of period	10,689,036,491	10,301,941,049

End of period	$10,857,154,740	$10,689,036,491

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2021		Year Ended December 31, 2020
	Shares	Value	Shares	Value
Class A
Sales	833,273	$12,115,343	946,898	$11,627,188
Reinvestments	3,048,779	43,018,270	4,275,130	47,795,951
Redemptions	(3,166,472)	(46,021,854)	(2,928,574)	(36,015,678)

Net increase (decrease)	715,580	$9,111,759	2,293,454	$23,407,461

Class B
Sales	17,171,640	$252,659,073	6,095,054	$73,499,713
Reinvestments	60,707,476	852,332,965	91,408,309	1,017,374,474
Redemptions	(106,994,285)	(1,551,393,807)	(94,956,386)	(1,167,222,476)

Net increase (decrease)	(29,115,169)	$(446,401,769)	2,546,977	$(76,348,289)

Increase (decrease) derived from capital shares transactions		$(437,290,010)		$(52,940,828)

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

Brighthouse Asset Allocation 80 Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$13.91	$13.48	$12.36	$14.25	$12.86

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.16	0.25	0.24	0.21	0.19
Net realized and unrealized gain (loss)	1.86	1.68	2.57	(1.25)	2.22

Total income (loss) from investment operations	2.02	1.93	2.81	(1.04)	2.41

Less Distributions
Distributions from net investment income	(0.28)	(0.27)	(0.28)	(0.22)	(0.25)
Distributions from net realized capital gains	(0.98)	(1.23)	(1.41)	(0.63)	(0.77)

Total distributions	(1.26)	(1.50)	(1.69)	(0.85)	(1.02)

Net Asset Value, End of Period	$14.67	$13.91	$13.48	$12.36	$14.25

Total Return (%) (b)	14.87	17.01	24.04	(7.91)	19.44

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (c)	0.06	0.06	0.06	0.06	0.06
Ratio of net investment income (loss) to average net assets (%) (d)	1.08	2.01	1.82	1.50	1.42
Portfolio turnover rate (%)	10	12	13	11	7
Net assets, end of period (in millions)	$522.1	$484.8	$439.2	$378.2	$436.4

	Class B
	Year Ended December 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$13.82	$13.41	$12.30	$14.18	$12.80

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.12	0.22	0.21	0.17	0.16
Net realized and unrealized gain (loss)	1.87	1.66	2.55	(1.23)	2.21

Total income (loss) from investment operations	1.99	1.88	2.76	(1.06)	2.37

Less Distributions
Distributions from net investment income	(0.25)	(0.24)	(0.24)	(0.19)	(0.22)
Distributions from net realized capital gains	(0.98)	(1.23)	(1.41)	(0.63)	(0.77)

Total distributions	(1.23)	(1.47)	(1.65)	(0.82)	(0.99)

Net Asset Value, End of Period	$14.58	$13.82	$13.41	$12.30	$14.18

Total Return (%) (b)	14.71	16.59	23.73	(8.11)	19.16

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (c)	0.31	0.31	0.31	0.31	0.31
Ratio of net investment income (loss) to average net assets (%) (d)	0.83	1.76	1.58	1.26	1.17
Portfolio turnover rate (%)	10	12	13	11	7
Net assets, end of period (in millions)	$10,335.0	$10,204.2	$9,862.7	$9,018.8	$11,119.7

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Asset Allocation Portfolio invests.
(d)	Recognition of net investment income by the Asset Allocation Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

Brighthouse Asset Allocation 80 Portfolio

Notes to Financial Statements—December 31, 2021

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Brighthouse Asset Allocation 80 Portfolio (the “Asset Allocation Portfolio”), which is diversified. The Asset Allocation Portfolio operates under a “fund of funds” structure, investing substantially all of its assets in other Portfolios advised by Brighthouse Investment Advisers (each, an “Underlying Portfolio,” and, collectively, the “Underlying Portfolios”). Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Asset Allocation Portfolio has registered and offers two classes of shares: Class A and B shares. Shares of each Class of the Asset Allocation Portfolio represent an equal pro rata interest in the Asset Allocation Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Asset Allocation Portfolio, and certain Asset Allocation Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Asset Allocation Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2021 through the date the financial statements were issued.

The Asset Allocation Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Asset Allocation Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Asset Allocation Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Asset Allocation Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Asset Allocation Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Asset Allocation Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Investments in the Underlying Portfolios are valued at their closing daily NAV on the valuation date. Investments in the Underlying Portfolios are categorized as Level 1 within the fair value hierarchy. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectuses of the Underlying Portfolios.

In December 2020, the Securities and Exchange Commission adopted Rule 2a-5 Good Faith Determinations of Fair Value, under the 1940 Act, which is intended to address valuation practices and the role of the board of directors with respect to the fair value of the investments of a registered investment company. Among other things, Rule 2a-5 will permit the Portfolio’s Board to designate the Portfolio’s primary investment adviser to perform the Portfolio’s fair value determinations, which will be subject to the Board’s oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the investment adviser’s fair value determinations. Compliance with Rule 2a-5 will not be required until September 2022. The Adviser continues to review Rule 2a-5 and its impact on the Adviser’s and the Portfolio’s valuation policies and related practices.

Investment Transactions and Related Investment Income - The Asset Allocation Portfolio’s security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying Portfolios are recorded as net realized gain in the Statement of Operations.

BHFTII-10

Brighthouse Funds Trust II

Brighthouse Asset Allocation 80 Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

Dividends and Distributions to Shareholders - The Asset Allocation Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Asset Allocation Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Asset Allocation Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Asset Allocation Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2021, the Asset Allocation Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

3. Certain Risks

In the normal course of business, the Underlying Portfolios invest in securities and enter into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Underlying Portfolios may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Underlying Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 outbreak. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

Credit and Counterparty Risk: The Underlying Portfolios may be exposed to counterparty risk, or the risk that an entity with which the Underlying Portfolios have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Underlying Portfolios to credit and counterparty risk consist principally of cash due from counterparties and investments. The Underlying Portfolios manage counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of their trading partners, (ii) monitoring and/or limiting the amount of their net exposure to each individual counterparty based on the adviser’s assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Underlying Portfolios restrict their exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom the Underlying Portfolios undertake a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

The Asset Allocation Portfolio’s prospectus includes a discussion of the principal risks of investing in the Asset Allocation Portfolio and in the Underlying Portfolios in which it invests.

BHFTII-11

Brighthouse Funds Trust II

Brighthouse Asset Allocation 80 Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of shares of the Underlying Portfolios by the Asset Allocation Portfolio, for the year ended December 31, 2021 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$1,145,438,122	$0	$1,868,450,555

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Asset Allocation Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Asset Allocation Portfolio. For providing investment management services to the Asset Allocation Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2021	% per annum	Average Daily Net Assets
$5,878,081	0.100%	Of the first $500 million
	0.075%	Of the next $500 million
	0.050%	On amounts in excess of $1 billion

In addition to the above management fee paid to Brighthouse Investment Advisers, the Asset Allocation Portfolio indirectly pays Brighthouse Investment Advisers an investment advisory fee through its investments in the Underlying Portfolios.

Certain officers and trustees of the Trust may also be officers of the Adviser however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2021 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

BHFTII-12

Brighthouse Funds Trust II

Brighthouse Asset Allocation 80 Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

6. Transactions in Securities of Affiliated Issuers

The Asset Allocation Portfolio does not invest in the Underlying Portfolios for the purpose of exercising control; however, investments by the Asset Allocation Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolios’ net assets. Transactions in the Underlying Portfolios for the year ended December 31, 2021 were as follows:

Security Description	Market Value December 31, 2020	Purchases	Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Ending Value as of December 31, 2021
AB International Bond Portfolio (Class A)	$146,346,298	$11,366,707	$(46,941,794)	$2,099,910	$(5,426,415)	$107,444,706
Allspring Mid Cap Value Portfolio (formerly, Wells Capital Management Mid Cap Value Portfolio) (Class A)	109,812,081	1,029,117	(26,856,174)	(57,208)	28,378,227	112,306,043
Baillie Gifford International Stock Portfolio (Class A)	466,353,389	65,718,996	(21,654,470)	10,270,621	(63,761,514)	456,927,022
BlackRock Bond Income Portfolio (Class A)	261,943,913	109,955,555	(5,519,433)	83,134	(16,651,130)	349,812,039
BlackRock Capital Appreciation Portfolio (Class A)	325,707,021	45,369,551	(63,422,965)	20,744,404	30,105	328,428,116
BlackRock High Yield Portfolio (Class A)	50,598,894	4,332,171	(1,106,235)	(28,650)	701,874	54,498,054
Brighthouse Small Cap Value Portfolio (Class A)	277,704,121	4,183,330	(80,693,370)	8,374,883	68,805,333	278,374,297
Brighthouse/Aberdeen Emerging Markets Equity Portfolio (Class A)	141,637,922	86,352,124	(16,808,692)	6,034,616	(19,030,345)	198,185,625
Brighthouse/Artisan International Portfolio (Class A)	397,980,698	15,574,442	(2,988,082)	852,450	29,294,021	440,713,529
Brighthouse/Artisan Mid Cap Value Portfolio (Class A)	27,790,228	859,303	(6,735,632)	700,203	5,255,833	27,869,935
Brighthouse/Dimensional International Small Company Portfolio (Class A)	222,828,468	14,952,410	(35,116,842)	(520,006)	15,666,791	217,810,821
Brighthouse/Eaton Vance Floating Rate Portfolio (Class A)	95,894,890	13,907,252	(1,851,963)	(71,853)	321,603	108,199,929
Brighthouse/Templeton International Bond Portfolio (Class A)	282,990,061	29,690,886	(29,481,728)	(13,923,459)	96,242	269,372,002
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A)	531,990,822	33,210,264	(143,034,723)	36,429,056	47,069,975	505,665,394
Brighthouse/Wellington Large Cap Research Portfolio (Class A)	381,702,117	42,490,981	(78,922,093)	23,027,732	20,629,182	388,927,919
CBRE Global Real Estate Portfolio (formerly, Clarion Global Real Estate Portfolio) (Class A)	264,389,109	8,524,891	(66,005,797)	15,079,636	60,550,263	282,538,102
Frontier Mid Cap Growth Portfolio (Class A)	55,380,211	7,703,859	(9,652,113)	2,413,298	(1,973,917)	53,871,338
Harris Oakmark International Portfolio (Class A)	537,837,050	8,878,243	(65,830,319)	(6,457,457)	47,452,502	521,880,019
Invesco Comstock Portfolio (Class A)	577,034,099	12,113,347	(191,724,576)	49,467,047	110,579,309	557,469,226
Invesco Global Equity Portfolio (Class A)	165,942,193	7,087,000	(28,729,507)	10,803,428	7,251,684	162,354,798
Invesco Small Cap Growth Portfolio (Class A)	257,464,646	47,735,462	(46,123,756)	11,577,641	(35,407,881)	235,246,112
Jennison Growth Portfolio (Class A)	519,508,784	112,583,983	(125,094,591)	50,069,814	(75,805,086)	481,262,904
JPMorgan Core Bond Portfolio (Class A)	95,047,866	17,571,156	(1,350,319)	37,269	(3,936,516)	107,369,456
JPMorgan Small Cap Value Portfolio (Class A)	168,563,423	6,840,681	(53,344,724)	9,111,735	34,379,198	165,550,313
Loomis Sayles Growth Portfolio (Class A)	476,625,519	16,619,552	(70,487,311)	23,350,484	46,947,017	493,055,261
Loomis Sayles Small Cap Growth Portfolio (Class A)	197,062,188	19,655,260	(27,807,010)	5,612,456	(3,763,813)	190,759,081
MFS Research International Portfolio (Class A)	328,076,123	24,493,883	(16,761,739)	6,250,205	16,234,827	358,293,299
MFS Value Portfolio (Class A)	640,317,781	16,557,462	(150,699,721)	19,143,460	115,942,052	641,261,034
Morgan Stanley Discovery Portfolio (Class A)	27,901,104	15,996,465	(6,270,874)	3,067,412	(17,780,050)	22,914,057
Neuberger Berman Genesis Portfolio (Class A)	27,603,175	1,798,799	(4,524,432)	2,014,876	947,384	27,839,802
PIMCO Inflation Protected Bond Portfolio (Class A)	143,658,863	18,518,203	(5,636,983)	5,710	7,251,273	163,797,066
PIMCO Total Return Portfolio (Class A)	284,774,074	65,100,256	(3,997,963)	(393,560)	(22,729,712)	322,753,095
SSGA Emerging Markets Enhanced Index Portfolio (Class A)	137,280,459	28,852,436	(11,346,859)	2,161,014	(4,741,805)	152,205,245
T. Rowe Price Large Cap Growth Portfolio (Class A)	434,475,162	50,556,423	(87,420,158)	27,209,077	7,366,535	432,187,039
T. Rowe Price Large Cap Value Portfolio (Class A)	570,628,912	12,001,214	(151,840,434)	39,113,880	86,468,668	556,372,240
T. Rowe Price Mid Cap Growth Portfolio (Class A)	109,720,972	5,835,980	(67,051,382)	12,394,726	(5,584,681)	55,315,615
T. Rowe Price Small Cap Growth Portfolio (Class A)	193,797,834	21,093,044	(23,734,315)	5,712,088	(4,157,197)	192,711,454
TCW Core Fixed Income Portfolio (Class A)	213,965,680	106,040,767	(3,422,776)	108,456	(21,288,135)	295,403,992
Van Eck Global Natural Resources Portfolio (Class A)	342,477,991	11,673,764	(83,656,771)	16,768,123	39,040,815	326,303,922
Western Asset Management Strategic Bond Opportunities Portfolio (Class A)	201,110,936	22,612,903	(4,801,929)	(371,252)	(1,680,800)	216,869,858

	$10,691,925,077	$1,145,438,122	$(1,868,450,555)	$398,265,399	$492,941,716	$10,860,119,759

Security Description	Capital Gain Distributions from Affiliated Investments	Income earned from affiliates during the period	Number of shares held December 31, 2021
AB International Bond Portfolio (Class A)	$461,142	$139,415	10,331,222
Allspring Mid Cap Value Portfolio (formerly, Wells Capital Management Mid Cap Value Portfolio) (Class A)	—	948,566	7,107,977
Baillie Gifford International Stock Portfolio (Class A)	45,692,396	4,441,510	32,544,660

BHFTII-13

Brighthouse Funds Trust II

Brighthouse Asset Allocation 80 Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

Security Description	Capital Gain Distributions from Affiliated Investments	Income earned from affiliates during the period	Number of shares held December 31, 2021
BlackRock Bond Income Portfolio (Class A)	$6,777,724	$9,539,483	3,234,508
BlackRock Capital Appreciation Portfolio (Class A)	45,027,611	—	5,843,917
BlackRock High Yield Portfolio (Class A)	—	2,208,493	6,744,809
Brighthouse Small Cap Value Portfolio (Class A)	120,714	2,761,344	14,461,002
Brighthouse/Aberdeen Emerging Markets Equity Portfolio (Class A)	—	822,543	14,812,080
Brighthouse/Artisan International Portfolio (Class A)	2,436,236	2,342,535	31,457,068
Brighthouse/Artisan Mid Cap Value Portfolio (Class A)	577,861	253,693	95,882
Brighthouse/Dimensional International Small Company Portfolio (Class A)	11,127,617	3,820,641	16,438,553
Brighthouse/Eaton Vance Floating Rate Portfolio (Class A)	—	3,544,841	10,852,551
Brighthouse/Templeton International Bond Portfolio (Class A)	—	—	34,011,616
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A)	25,884,288	7,088,643	12,651,123
Brighthouse/Wellington Large Cap Research Portfolio (Class A)	39,055,276	3,435,705	20,448,366
CBRE Global Real Estate Portfolio (formerly, Clarion Global Real Estate Portfolio) (Class A)	—	8,505,613	18,798,277
Frontier Mid Cap Growth Portfolio (Class A)	7,401,647	—	1,231,626
Harris Oakmark International Portfolio (Class A)	—	4,432,303	35,991,725
Invesco Comstock Portfolio (Class A)	—	11,453,168	33,202,455
Invesco Global Equity Portfolio (Class A)	6,861,301	216,395	4,972,582
Invesco Small Cap Growth Portfolio (Class A)	42,759,715	—	13,797,426
Jennison Growth Portfolio (Class A)	109,928,712	—	23,082,154
JPMorgan Core Bond Portfolio (Class A)	—	2,698,920	10,333,923
JPMorgan Small Cap Value Portfolio (Class A)	4,115,357	1,899,396	8,269,246
Loomis Sayles Growth Portfolio (Class A)	15,553,792	1,019,921	29,720,028
Loomis Sayles Small Cap Growth Portfolio (Class A)	17,426,329	—	11,703,011
MFS Research International Portfolio (Class A)	12,414,259	4,043,502	24,192,660
MFS Value Portfolio (Class A)	6,559,053	9,982,734	33,538,757
Morgan Stanley Discovery Portfolio (Class A)	12,969,806	—	1,029,845
Neuberger Berman Genesis Portfolio (Class A)	1,777,180	21,296	1,047,791
PIMCO Inflation Protected Bond Portfolio (Class A)	—	1,537,707	14,431,460
PIMCO Total Return Portfolio (Class A)	13,375,553	6,450,808	27,751,771
SSGA Emerging Markets Enhanced Index Portfolio (Class A)	—	2,426,778	13,235,239
T. Rowe Price Large Cap Growth Portfolio (Class A)	49,835,810	—	14,027,492
T. Rowe Price Large Cap Value Portfolio (Class A)	624,017	11,232,298	15,641,615
T. Rowe Price Mid Cap Growth Portfolio (Class A)	4,617,143	—	4,222,566
T. Rowe Price Small Cap Growth Portfolio (Class A)	20,152,068	67,489	7,132,178
TCW Core Fixed Income Portfolio (Class A)	13,597,357	5,275,775	28,763,777
Van Eck Global Natural Resources Portfolio (Class A)	—	4,017,525	27,011,914
Western Asset Management Strategic Bond Opportunities Portfolio (Class A)	—	8,088,482	15,795,328

	$517,129,964	$124,717,522

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2021 was as follows:

Cost basis of investments	$9,107,977,711

Gross unrealized appreciation	1,855,980,534
Gross unrealized (depreciation)	(103,838,486)

Net unrealized appreciation (depreciation)	$1,752,142,048

BHFTII-14

Brighthouse Funds Trust II

Brighthouse Asset Allocation 80 Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

The tax character of distributions paid for the years ended December 31, 2021 and 2020 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2021	2020	2021	2020	2021	2020
$184,202,720	$174,335,396	$711,148,515	$890,835,029	$895,351,235	$1,065,170,425

As of December 31, 2021, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$158,952,967	$834,021,542	$1,752,142,048	$—	$2,745,116,557

The Asset Allocation Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2021, the Asset Allocation Portfolio had no accumulated capital losses.

BHFTII-15

Brighthouse Funds Trust II

Brighthouse Asset Allocation 80 Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust II and Shareholders of the Brighthouse Asset Allocation 80 Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Brighthouse Asset Allocation 80 Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust II), as of December 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Brighthouse Asset Allocation 80 Portfolio as of December 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2022

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTII-16

Brighthouse Funds Trust II

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, 125 High Street, Suite 732, Boston, Massachusetts 02110. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present); until 2016, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	74	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	74	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield and Merel, Ltd.	74	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	74	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Mid-Con Energy Partners, LP (energy);** Trustee, SharesPost 100 Fund (closed-end fund).** Until 2020, Director, Gainsco, Inc. (auto insurance).**

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	74	Trustee, HSBC Funds.**

BHFTII-17

Brighthouse Funds Trust II

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor).	74	Director and Chairman of the Board of Directors, First Eagle Alternative Capital BDC, Inc.;** Director, First Eagle Credit Opportunities Fund;** Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	Private Investor; Until 2020, President, True North Board Governance, LLC (consulting).	74	Until 2020, Lead Independent Trustee, BMT Investment Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2021-present); formerly Senior Vice President, Brighthouse Investment Advisers, LLC (2017-2021).

Dina Lee (1970)	Secretary, of Trust I and Trust II	From December 2021 (Trust I and Trust II) to present	Executive Vice President, Chief Legal Officer, Brighthouse Investment Advisers, LLC (2021-present); formerly, Associate General Counsel, Neuberger Berman Investment Advisers LLC (2017-2021).

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2013-present); Head of Funds Compliance, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017).

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., an affiliate of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 29 BHF II Portfolios

BHFTII-18

Brighthouse Funds Trust II

Brighthouse Asset Allocation 80 Portfolio

Board of Trustees’ Consideration of Advisory Agreements

At a meeting held on November 30-December 1, 2021 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (the “Advisory Agreements” or “Agreements”) with Brighthouse Investment Advisers, LLC (the “Adviser”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2022 through December 31, 2022.

The Board met with personnel of the Adviser on October 20-21, 2021 (the “October Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the October Meeting and the November Meeting are referred to collectively as, the “Meetings”). The Independent Trustees were advised by independent legal counsel throughout year, including during the contract renewal process, and met with independent legal counsel in executive sessions outside of the presence of management.

In considering the continuation of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of assisting the Board in the renewal process, along with various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled Board meetings. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and reports that the Adviser had prepared specifically for the renewal process. The Board also reviewed information with respect to the effect of the ongoing COVID-19 pandemic on the operations of the Adviser.

In considering the continuation of the Agreements, the Board also reviewed, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the October Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement.

In approving the continuation of each Agreement, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser has provided to the Brighthouse Asset Allocation 20 Portfolio, Brighthouse Asset Allocation 40 Portfolio, Brighthouse Asset Allocation 60 Portfolio Brighthouse Asset Allocation 80 Portfolio and Brighthouse Asset Allocation 100 Portfolio (the “Asset Allocation Portfolios”) and the American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio and American Funds Moderate Allocation Portfolio (the “American Funds of Funds”). The Board considered the Adviser’s services as investment manager to the Portfolios, including with respect to investment programs and personnel, oversight of transition management (as applicable), actions taken with respect to regulatory developments, compliance programs and personnel, risk management, and liquidity risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the

BHFTII-19

Brighthouse Funds Trust II

Brighthouse Asset Allocation 80 Portfolio

Board of Trustees’ Consideration of Advisory Agreements—(Continued)

Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct regular and periodic reviews and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Independent Trustees regarding material information related to those reviews and assessments. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the Asset Allocation Portfolios, the Board noted that the Adviser employs at its own expense an independent consultant to provide research and consulting services with respect to the periodic asset allocation targets for each of the Asset Allocation Portfolios and investments in other Portfolios of the Trusts (the “Underlying Portfolios”). Additionally, the Board considered that a committee, consisting of investment professionals from the Adviser, meets regularly to review the management of the Asset Allocation Portfolios and the American Funds of Funds, including asset allocations and performance metrics. The Board further considered and found that the advisory fee paid to the Adviser with respect to each Asset Allocation Portfolio and American Fund of Funds was based on services provided that were in addition to, rather than duplicative of, the services provided pursuant to the advisory agreements for the Underlying Portfolios in which the Portfolio invests.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board focused particular attention on Portfolios with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected, and (ii) the selection of the peer groups.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each of the Portfolios, which included comparisons of the Portfolio’s contractual management fees (at current and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”) and a narrower group of peer funds (“Expense Group”). The Board considered that Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios.

The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. In the case of the Asset Allocation Portfolios, the Board also considered the Adviser’s analysis of its profitability that was attributable to its management of the Underlying Portfolios of the Trust in which the Asset Allocation Portfolios invest. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other expenses.

BHFTII-20

Brighthouse Funds Trust II

Brighthouse Asset Allocation 80 Portfolio

Board of Trustees’ Consideration of Advisory Agreements—(Continued)

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of distribution and shareholder services activities.

The Board considered information from the Adviser pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated.

*  *  *  *  *

Brighthouse Asset Allocation 80 Portfolio. The Board also considered the following information in relation to the Agreement with the Adviser regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and the average of its Morningstar Category for the one-, three-, and five-year periods ended June 30, 2021. The Board further considered that the Portfolio outperformed the Brighthouse AA 80 Narrow Index for the one-, three-, and five-year periods ended October 31, 2021. The Board also took into account that the Portfolio outperformed its benchmark, the Dow Jones Moderately Aggressive Portfolio Index, for the one-, three-, and five-year periods ended October 31, 2021.

The Board also considered that the Portfolio’s actual management fees were equal to the Expense Group median and below the Expense Universe median. The Board considered that the Portfolio’s total expenses (inclusive of underlying fund expenses and exclusive of 12b-1 fees) were below the Expense Group median and the Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size.

BHFTII-21

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Managed By Artisan Partners Limited Partnership

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2021, the Class A, B, and E shares of the Brighthouse/Artisan Mid Cap Value Portfolio returned 26.91%, 26.59%, and 26.71%, respectively. The Portfolio’s benchmark, the Russell Midcap Value Index¹, returned 28.34%.

MARKET ENVIRONMENT / CONDITIONS

The Russell Midcap Value Index returned 28.34% in 2021, led by Energy, Financials, and Real Estate on a total return basis. Communication Services stock trailed, although not a single sector had negative total returns. Value stocks led growth in 2021, at least in the mid- and small-cap market segments, after several years of significant outperformance by growth stocks. In large caps, the growth index narrowly edged its value counterpart.

Markets advanced in 2021 due to solid earnings growth, continued government policy support and the prospect of a more normal economic environment. High and persistent inflation driven by supply chain disruptions and further COVID-19 waves—first Delta during the summer and then Omicron in the fourth quarter—fueled volatility, but stocks still reached record highs and economic data remained robust. With investors pouring money into equities, multiples expanded and valuations soared, particularly for growth and momentum style stocks. Not since the early 2000s were growth stocks this expensive versus value.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio participated strongly in the market advance, but slightly underperformed the Russell Midcap Value Index. Despite strong stock selection, sector positioning held back relative results. Driving underperformance was our above-benchmark weighting in the Communication Services sector and below-benchmark weighting in the Energy sector. Positive stock selection at the sector level was driven by our Industrials and Consumer Discretionary holdings, more than offsetting underperformance within Financials.

Our biggest detractors were Vimeo, Check Point Software Technologies, and Electronic Arts.

Vimeo, a video software solutions provider, was a spin-off of IAC/InterActiveCorp in the month of May and was a small position in the Portfolio during the full-year period. Though earnings growth has met expectations, the company expects a slowdown in growth in Fiscal Year 2022 due to a combination of a longer sales cycle for the enterprise segment and slowing demand in verticals like Over-The-Top streaming. The business has a number of moving pieces that may require patience as they play out, including salesforce growth, new products and a new approach to pricing that is driven by a more dynamic and diverse product set. We continued to believe the company is well positioned for the secular growth in video consumption.

Check Point Software Technologies provides computer network firewalls to enterprise customers. We believe the market is underappreciating recent improvements in the Check Point’s cloud offerings, which are growing rapidly. The company has high customer retention and enviable margins and is amid an upgrade cycle. Its founder is the largest shareholder and runs the business like an owner. Additionally, Check Point has significant cash flow and net cash and investments to deploy strategically. Recent acquisitions have improved the company’s competitive position. While Check Point was a detractor in this period, it is not uncommon for new purchases to continue falling out of favor as we build our positions. We tend to run toward these situations while others run away.

Video game publisher Electronic Arts (“EA”) experienced muted performance relative to peers. The company is expanding its moat as COVID-19 pulled forward gamer engagement in 2020 and early 2021. While growth rates have slowed, the long-term value of the company’s user community has increased. EA’s net cash balance sheet and industry leadership fit well with our philosophy and process, and while the recently acquired Codemasters drew down cash, the balance sheet remained strong and the deal furthers EA’s growth strategy.

The Portfolio’s top contributors were AMERCO, AutoNation and Expedia Group.

AMERCO, the parent company of U-Haul, owns and operates the largest fleet of rental trucks for the do-it-yourself mover in the U.S. and Canada. The company also has a rapidly growing self-storage business which now encompasses 45 million rentable square feet. While U-Haul has long been a steady and growing business, the pandemic has accelerated its top-line growth as mobility across the U.S. is on the rise. As a result, the market has rerated the stock. Despite the rerating, the business has an undemanding valuation due to secular tailwinds and offers attractive returns on reinvested capital. From a financial perspective, the company does employ leverage; however, it is conservatively capitalized, resulting in a strong financial profile.

Car dealer AutoNation has seen profit recover swiftly after the business faced dramatic headwinds in 2020. Our research indicates consumers will service their vehicles regardless of economic conditions, which has proven true in this cycle again, as AutoNation’s high-margin parts and service business remains a steady profit contributor. U.S. used car sales volumes have rebounded rapidly, which has also contributed to AutoNation’s bottom line. At the same time, the business is regaining its footing on the top line; management is controlling costs with a renewed rigor. The market is revaluing the business higher now that management is being more disciplined on margins.

BHFTII-1

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Managed By Artisan Partners Limited Partnership

Portfolio Manager Commentary*—(Continued)

Online travel agent Expedia has weathered the pandemic using a flexible cost structure that has allowed it to scale back performance advertising as demand has declined. We believe the business model is attractive because it provides transparency on pricing and a large platform of options for consumers looking to travel the globe. Despite the currently depressed state of global travel, the business’s moat remains wide as Expedia is one of only two global-scale online travel agencies. This scale advantage remains key to our investment case as leisure travel returns to normal in the years to come.

During the year, new purchases were utility OGE Energy, oilfield equipment and services provider NOV, enterprise IT firm Check Point Software Technologies, and digital entertainment company Liberty SiriusXM Group.

During the period, we completely closed positions in forest products manufacturer Weyerhaeuser, Oklahoma-based financial services company BOK Financial, global electronics distributor Arrow Electronics, insurance broker Aon, regional bank Fifth Third Bancorp and recreational vehicle manufacturer Thor Industries.

Our decisions are always made from the bottom up, without regard to index construction. Sector allocations are necessarily a byproduct of our stock selections. At period end, the Portfolio maintained above-benchmark positions in the Communications Services, Consumer Discretionary and Consumer Staples sectors. Our Materials, Information Technology, Health Care, Financials, Energy, Industrials, Real Estate and Utilities sector weightings were below the benchmark’s.

Daniel L. Kane

Thomas Reynolds

Craig Inman

Portfolio Managers

Artisan Partners Limited Partnership

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Russell Midcap Value Index is an unmanaged measure of performance of those Russell Midcap companies (the 800 smallest companies in the Russell 1000 Index) with lower price-to-book ratios and lower forecasted growth values.

BHFTII-2

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL MIDCAP VALUE INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2021

	1 Year	5 Year	10 Year
Brighthouse/Artisan Mid Cap Value Portfolio
Class A	26.91	10.32	11.00
Class B	26.59	10.04	10.72
Class E	26.71	10.15	10.83
Russell Midcap Value Index	28.34	11.22	13.44

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2021

Top Holdings

% of Net Assets
AMERCO	4.0
Analog Devices, Inc.	3.9
Expedia Group, Inc.	3.7
Lamar Advertising Co. - Class A	3.1
AutoNation, Inc.	2.9
nVent Electric plc	2.8
Synchrony Financial	2.8
Arch Capital Group, Ltd.	2.7
Marriott International, Inc. - Class A	2.5
Tyson Foods, Inc. - Class A	2.5

Top Sectors

% of Net Assets
Consumer Discretionary	17.3
Financials	16.0
Industrials	14.4
Communication Services	12.3
Real Estate	8.8
Information Technology	7.5
Health Care	6.6
Consumer Staples	5.9
Materials	4.0
Utilities	2.4

BHFTII-3

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2021 through December 31, 2021.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Brighthouse/Artisan Mid Cap Value Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period** July 1, 2021 to December 31, 2021
Class A (a)	Actual	0.77%	$1,000.00	$1,060.50	$4.00
	Hypothetical*	0.77%	$1,000.00	$1,021.32	$3.92

Class B (a)	Actual	1.02%	$1,000.00	$1,059.20	$5.29
	Hypothetical*	1.02%	$1,000.00	$1,020.06	$5.19

Class E (a)	Actual	0.92%	$1,000.00	$1,059.70	$4.78
	Hypothetical*	0.92%	$1,000.00	$1,020.57	$4.69

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTII-4

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Schedule of Investments as of December 31, 2021

Common Stocks—97.2% of Net Assets

Security Description	Shares	Value

Air Freight & Logistics—2.2%
Expeditors International of Washington, Inc. (a)	163,389	$21,941,508

Auto Components—4.5%
BorgWarner, Inc. (a)	491,808	22,165,787
Gentex Corp. (a)	647,545	22,566,943

		44,732,730

Banks—1.5%
M&T Bank Corp. (a)	100,103	15,373,819

Capital Markets—4.4%
Moelis & Co. - Class A (a)	361,745	22,612,680
Northern Trust Corp.	181,344	21,690,556

		44,303,236

Chemicals—4.0%
Celanese Corp. (a)	110,559	18,580,545
Corteva, Inc.	445,435	21,060,167

		39,640,712

Consumer Finance—2.8%
Synchrony Financial (a)	601,216	27,890,410

Diversified Consumer Services—1.6%
H&R Block, Inc. (a)	680,989	16,044,101

Electric Utilities—2.4%
OGE Energy Corp.	626,388	24,040,771

Electrical Equipment—2.8%
nVent Electric plc	745,390	28,324,820

Energy Equipment & Services—2.0%
NOV, Inc. (a)	1,494,883	20,255,665

Entertainment—3.0%
Electronic Arts, Inc.	130,113	17,161,905
Lions Gate Entertainment Corp. - Class A (b)	249,597	4,153,294
Lions Gate Entertainment Corp. - Class B (b)	545,184	8,390,382

		29,705,581

Equity Real Estate Investment Trusts—6.8%
Lamar Advertising Co. - Class A	252,541	30,633,223
PS Business Parks, Inc. (a)	65,168	12,001,991
Public Storage	42,255	15,827,033
STORE Capital Corp.	273,580	9,411,152

		67,873,399

Food & Staples Retailing—3.5%
Kroger Co. (The)	439,671	19,899,509
Sysco Corp. (a)	188,996	14,845,636

		34,745,145

Food Products—2.5%
Tyson Foods, Inc. - Class A	279,971	24,402,272

Health Care Equipment & Supplies—2.2%
Dentsply Sirona, Inc.	392,487	21,896,850

Health Care Providers & Services—4.4%
AmerisourceBergen Corp.	147,863	19,649,514
Centene Corp. (b)	288,177	23,745,785

		43,395,299

Hotels, Restaurants & Leisure—8.3%
Expedia Group, Inc. (a) (b)	202,840	36,657,245
Marriott International, Inc. - Class A (b)	150,232	24,824,336
Vail Resorts, Inc. (a)	64,578	21,175,126

		82,656,707

Insurance—7.2%
Arch Capital Group, Ltd. (b)	597,519	26,559,720
Globe Life, Inc. (a)	255,316	23,928,215
Progressive Corp. (The) (a)	207,785	21,329,130

		71,817,065

Interactive Media & Services—2.1%
IAC/InterActiveCorp. (a) (b)	131,761	17,222,481
Vimeo, Inc. (a) (b)	188,893	3,392,518

		20,614,999

Machinery—1.5%
Otis Worldwide Corp.	170,385	14,835,422

Marine—1.5%
Kirby Corp. (a) (b)	244,712	14,540,787

Media—7.2%
Liberty Broadband Corp. - Class C (a) (b)	56,807	9,151,608
Liberty Media Corp. - Class A (a) (b)	210,648	10,711,451
Liberty Media Corp. - Class C (b)	209,364	10,646,159
News Corp. - Class A	1,047,153	23,361,983
Omnicom Group, Inc. (a)	241,789	17,715,880

		71,587,081

Real Estate Management & Development—2.0%
Jones Lang LaSalle, Inc. (b)	73,470	19,788,410

Road & Rail—4.0%
AMERCO	55,250	40,124,207

Semiconductors & Semiconductor Equipment—3.9%
Analog Devices, Inc.	220,950	38,836,381

Software—1.7%
Check Point Software Technologies, Ltd. (b)	146,697	17,099,002

Specialty Retail—2.9%
AutoNation, Inc. (a) (b)	245,339	28,667,862

Technology Hardware, Storage & Peripherals—1.9%
NetApp, Inc.	202,427	18,621,260

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Schedule of Investments as of December 31, 2021

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Trading Companies & Distributors—2.4%
Air Lease Corp. (a)	538,077	$23,799,146

Total Common Stocks (Cost $567,051,833)		967,554,647

Short-Term Investment—3.0%

Repurchase Agreement—3.0%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/21 at 0.000%, due on 01/03/22 with a maturity value of $29,449,235; collateralized by U.S. Treasury Note at 1.375%, maturing 12/31/28, with a market value of $30,038,287.	29,449,235	29,449,235

Total Short-Term Investments (Cost $29,449,235)		29,449,235

Securities Lending Reinvestments (c)—11.8%

Certificates of Deposit—1.4%
Bank of Montreal 0.300%, 06/02/22	4,000,000	4,000,252
Barclays Bank plc 0.180%, 04/07/22	2,000,000	1,999,714
Cooperatieve Rabobank UA 0.161%, 3M LIBOR + 0.040%, 01/11/22 (d)	2,000,000	1,999,960
0.170%, 03/18/22	2,000,000	1,999,860
Goldman Sachs Bank USA 0.170%, 02/04/22	4,000,000	4,000,140
Oversea-Chinese Banking Corp., Ltd. Zero Coupon, 04/14/22	500,000	499,660

		14,499,586

Commercial Paper—0.6%
Macquarie Bank Ltd. 0.270%, 03/07/22	4,000,000	3,997,984
UBS AG 0.240%, 03/30/22	2,000,000	1,998,070

		5,996,054

Repurchase Agreements—8.2%
Barclays Capital, Inc. Repurchase Agreement dated 12/31/21 at 0.010%, due on 01/03/22 with a maturity value of $4,943,397; collateralized by U.S. Treasury Obligations at 0.000%, maturity dates ranging from 02/15/22 - 11/15/51, and an aggregate market value of $5,042,261.	4,943,393	4,943,393
BofA Securities, Inc. Repurchase Agreement dated 12/31/21 at 0.190%, due on 01/04/22 with a maturity value of $3,000,063; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 4.500%, maturity dates ranging from 02/15/22 - 02/15/45, and various Common Stock with an aggregate market value of $3,094,023.	3,000,000	3,000,000

Repurchase Agreements—(Continued)
Cantor Fitzgerald & Co. Repurchase Agreement dated 12/31/21 at 0.050%, due on 01/03/22 with a maturity value of $5,000,021; collateralized by U.S. Treasury and U.S. Government Agency Obligations with rates ranging from 0.000% - 6.062%, maturity dates ranging from 05/01/24 - 07/20/71, and an aggregate market value of $5,100,000.	5,000,000	5,000,000
Citigroup Global Markets, Inc. Repurchase Agreement dated 12/31/21 at 0.420%, due on 02/04/22 with a maturity value of $3,001,225; collateralized by various Common Stock with an aggregate market value of $3,300,000.	3,000,000	3,000,000
Repurchase Agreement dated 12/31/21 at 0.420%, due on 02/04/22 with a maturity value of $7,002,858; collateralized by U.S. Treasury Obligations at 0.125%, maturing 10/15/25, and various Common Stock with an aggregate market value of $7,634,807.	7,000,000	7,000,000
Deutsche Bank AG, London Repurchase Agreement dated 12/31/21 at 0.150%, due on 01/03/22 with a maturity value of $900,011; collateralized by Foreign Obligations with rates ranging from 0.375% - 1.875%, maturity dates ranging from 04/14/22 - 11/16/23, and an aggregate market value of $918,015.	900,000	900,000
Goldman Sachs & Co. Repurchase Agreement dated 12/31/21 at 0.050%, due on 01/03/22 with a maturity value of $10,000,042; collateralized by U.S. Treasury Obligations with rates ranging from 0.375% - 2.625%, maturity dates ranging from 07/15/27 - 02/15/29, and an aggregate market value of $10,200,004.	10,000,000	10,000,000
National Bank Financial, Inc. Repurchase Agreement dated 12/31/21 at 0.070%, due on 01/03/22 with a maturity value of $1,200,007; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 2.875%, maturity dates ranging from 02/03/22 - 11/15/47, and an aggregate market value of $1,224,565.	1,200,000	1,200,000
National Bank of Canada Repurchase Agreement dated 12/31/21 at 0.070%, due on 01/07/22 with a maturity value of $9,000,123; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 5.250%, maturity dates ranging from 01/31/22 - 11/15/51, and an aggregate market value of $9,183,898.	9,000,000	9,000,000
Repurchase Agreement dated 12/31/21 at 0.200%, due on 01/07/22 with a maturity value of $2,000,078; collateralized by various Common Stock with an aggregate market value of $2,222,643.	2,000,000	2,000,000
Natwest Market Securities, Inc. Repurchase Agreement dated 12/31/21 at 0.050%, due on 01/03/22 with a maturity value of $10,000,042; collateralized by U.S. Treasury Obligations with rates ranging from 0.750% - 2.875%, maturity dates ranging from 11/15/22 - 10/31/28, and an aggregate market value of $10,200,045.	10,000,000	10,000,000

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Schedule of Investments as of December 31, 2021

Securities Lending Reinvestments (c)—(Continued)

Security Description	Shares/ Principal Amount*	Value

Repurchase Agreements—(Continued)
NBC Global Finance, Ltd. Repurchase Agreement dated 12/31/21 at 0.190%, due on 01/03/22 with a maturity value of $9,600,152; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 5.000%, maturity dates ranging from 04/30/22 - 02/15/49, and various Common Stock with an aggregate market value of $10,664,416.	9,600,000	$9,600,000
Repurchase Agreement dated 12/31/21 at 0.235%, due on 01/07/22 with a maturity value of $1,300,059; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 5.000%, maturity dates ranging from 04/30/22 - 02/15/49, and various Common Stock with an aggregate market value of $1,444,140.	1,300,000	1,300,000
Repurchase Agreement dated 12/31/21 at 0.250%, due on 01/07/22 with a maturity value of $200,010; collateralized by U.S. Treasury Obligations with rates ranging from 0.139% - 2.250%, maturity dates ranging from 10/31/22 - 11/15/25, and various Common Stock with an aggregate market value of $222,242.	200,000	200,000
Societe Generale Repurchase Agreement dated 12/31/21 at 0.170%, due on 01/03/22 with a maturity value of $6,000,085; collateralized by various Common Stock with an aggregate market value of $6,666,835.	6,000,000	6,000,000
Repurchase Agreement dated 12/31/21 at 0.200%, due on 01/07/22 with a maturity value of $4,146,503; collateralized by various Common Stock with an aggregate market value of $4,607,162.	4,146,341	4,146,341
TD Prime Services LLC Repurchase Agreement dated 12/31/21 at 0.140%, due on 01/03/22 with a maturity value of $4,000,047; collateralized by various Common Stock with an aggregate market value of $4,421,459.	4,000,000	4,000,000

		81,289,734

Mutual Funds—1.6%
AB Government Money Market Portfolio, Institutional Class 0.010% (e)	4,000,000	4,000,000
Morgan Stanley Liquidity Funds Government Portfolio, Institutional Shares 0.030% (e)	2,100,000	2,100,000
STIT-Government & Agency Portfolio, Institutional Class 0.030% (e)	10,000,000	10,000,000

		16,100,000

Total Securities Lending Reinvestments (Cost $117,886,480)		117,885,374

Total Investments—112.0% (Cost $714,387,548)		1,114,889,256
Other assets and liabilities (net)—(12.0)%		(119,415,942)

Net Assets—100.0%		$995,473,314

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of December 31, 2021, the market value of securities loaned was $114,839,232 and the collateral received consisted of cash in the amount of $117,883,076. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(b)	Non-income producing security.
(c)	Represents investment of cash collateral received from securities on loan as of December 31, 2021.
(d)	Variable or floating rate security. The stated rate represents the rate at December 31, 2021. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(e)	The rate shown represents the annualized seven-day yield as of December 31, 2021.

Glossary of Abbreviations

Index Abbreviations
(LIBOR)—	London Interbank Offered Rate

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Schedule of Investments as of December 31, 2021

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2021:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$967,554,647	$—	$—	$967,554,647
Total Short-Term Investment*	—	29,449,235	—	29,449,235
Securities Lending Reinvestments
Certificates of Deposit	—	14,499,586	—	14,499,586
Commercial Paper	—	5,996,054	—	5,996,054
Repurchase Agreements	—	81,289,734	—	81,289,734
Mutual Funds	16,100,000	—	—	16,100,000
Total Securities Lending Reinvestments	16,100,000	101,785,374	—	117,885,374
Total Investments	$983,654,647	$131,234,609	$—	$1,114,889,256

Collateral for Securities Loaned (Liability)	$—	$(117,883,076)	$—	$(117,883,076)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Statement of Assets and Liabilities

December 31, 2021

Assets
Investments at value (a) (b)	$1,114,889,256
Receivable for:
Investments sold	637,101
Fund shares sold	39,730
Dividends	784,210
Prepaid expenses	3,013

Total Assets	1,116,353,310
Liabilities
Collateral for securities loaned	117,883,076
Payables for:
Fund shares redeemed	1,978,708
Accrued Expenses:
Management fees	608,763
Distribution and service fees	79,054
Deferred trustees’ fees	178,608
Other expenses	151,787

Total Liabilities	120,879,996

Net Assets	$995,473,314

Net Assets Consist of:
Paid in surplus	$465,731,192
Distributable earnings (Accumulated losses)	529,742,122

Net Assets	$995,473,314

Net Assets
Class A	$589,444,916
Class B	340,374,831
Class E	65,653,567
Capital Shares Outstanding*
Class A	2,027,914
Class B	1,224,269
Class E	231,028
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$290.67
Class B	278.02
Class E	284.18

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $714,387,548.
(b)	Includes securities loaned at value of $114,839,232.

Statement of Operations

Year Ended December 31, 2021

Investment Income
Dividends	$16,396,162
Securities lending income	81,388

Total investment income	16,477,550
Expenses
Management fees	8,186,127
Administration fees	46,849
Custodian and accounting fees	60,366
Distribution and service fees—Class B	854,483
Distribution and service fees—Class E	102,343
Audit and tax services	44,902
Legal	39,973
Trustees’ fees and expenses	51,036
Shareholder reporting	71,763
Insurance	6,650
Miscellaneous	13,272

Total expenses	9,477,764
Less management fee waiver	(851,831)

Net expenses	8,625,933

Net Investment Income	7,851,617

Net Realized and Unrealized Gain (Loss)
Net realized gain on investments	123,948,973
Net change in unrealized appreciation on investments	104,519,894

Net realized and unrealized gain (loss)	228,468,867

Net Increase (Decrease) in Net Assets From Operations	$236,320,484

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2021	Year Ended December 31, 2020
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$7,851,617	$9,443,486
Net realized gain (loss)	123,948,973	18,295,705
Net change in unrealized appreciation (depreciation)	104,519,894	38,102,638

Increase (decrease) in net assets from operations	236,320,484	65,841,829

From Distributions to Shareholders
Class A	(17,526,029)	(15,481,979)
Class B	(10,090,097)	(8,260,762)
Class E	(2,047,136)	(1,642,448)

Total distributions	(29,663,262)	(25,385,189)

Increase (decrease) in net assets from capital share transactions	(158,607,501)	(28,698,138)

Total increase (decrease) in net assets	48,049,721	11,758,502

Net Assets
Beginning of period	947,423,593	935,665,091

End of period	$995,473,314	$947,423,593

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2021		Year Ended December 31, 2020
	Shares	Value	Shares	Value
Class A
Sales	56,604	$15,623,550	281,914	$46,846,401
Reinvestments	63,643	17,526,029	83,326	15,481,979
Redemptions	(481,970)	(130,769,898)	(359,402)	(72,509,353)

Net increase (decrease)	(361,723)	$(97,620,319)	5,838	$(10,180,973)

Class B
Sales	61,681	$16,181,538	145,210	$23,791,690
Reinvestments	38,255	10,090,097	46,333	8,260,762
Redemptions	(285,477)	(74,544,418)	(249,290)	(47,377,602)

Net increase (decrease)	(185,541)	$(48,272,783)	(57,747)	$(15,325,150)

Class E
Sales	5,889	$1,577,003	20,508	$3,682,694
Reinvestments	7,597	2,047,136	9,025	1,642,448
Redemptions	(60,940)	(16,338,538)	(43,856)	(8,517,157)

Net increase (decrease)	(47,454)	$(12,714,399)	(14,323)	$(3,192,015)

Increase (decrease) derived from capital shares transactions		$(158,607,501)		$(28,698,138)

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$236.08	$229.44	$211.86	$259.07	$231.28

Income (Loss) from Investment Operations
Net investment income (loss) (a)	2.42	2.44	2.34	1.75	1.54
Net realized and unrealized gain (loss)	60.63	10.26	45.48	(33.63)	27.96

Total income (loss) from investment operations	63.05	12.70	47.82	(31.88)	29.50

Less Distributions
Distributions from net investment income	(2.58)	(1.90)	(1.85)	(1.62)	(1.71)
Distributions from net realized capital gains	(5.88)	(4.16)	(28.39)	(13.71)	0.00

Total distributions	(8.46)	(6.06)	(30.24)	(15.33)	(1.71)

Net Asset Value, End of Period	$290.67	$236.08	$229.44	$211.86	$259.07

Total Return (%) (b)	26.91	6.25	23.75	(13.20)	12.82

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.85	0.87	0.86	0.85	0.85
Net ratio of expenses to average net assets (%) (c)	0.77	0.78	0.81	0.81	0.85
Ratio of net investment income (loss) to average net assets (%)	0.88	1.25	1.03	0.70	0.64
Portfolio turnover rate (%)	12	44	15	23	21
Net assets, end of period (in millions)	$589.4	$564.1	$546.9	$476.3	$676.2

	Class B
	Year Ended December 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$226.22	$220.07	$204.18	$250.17	$223.41

Income (Loss) from Investment Operations
Net investment income (loss) (a)	1.65	1.88	1.70	1.09	0.90
Net realized and unrealized gain (loss)	58.07	9.79	43.77	(32.43)	27.01

Total income (loss) from investment operations	59.72	11.67	45.47	(31.34)	27.91

Less Distributions
Distributions from net investment income	(2.04)	(1.36)	(1.19)	(0.94)	(1.15)
Distributions from net realized capital gains	(5.88)	(4.16)	(28.39)	(13.71)	0.00

Total distributions	(7.92)	(5.52)	(29.58)	(14.65)	(1.15)

Net Asset Value, End of Period	$278.02	$226.22	$220.07	$204.18	$250.17

Total Return (%) (b)	26.59	5.98	23.44	(13.42)	12.54

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.10	1.12	1.11	1.10	1.10
Net ratio of expenses to average net assets (%) (c)	1.02	1.03	1.06	1.06	1.10
Ratio of net investment income (loss) to average net assets (%)	0.63	1.00	0.78	0.45	0.39
Portfolio turnover rate (%)	12	44	15	23	21
Net assets, end of period (in millions)	$340.4	$318.9	$323.0	$293.0	$390.5

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Financial Highlights

Selected per share data

	Class E
	Year Ended December 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$231.04	$224.61	$207.89	$254.48	$227.21

Income (Loss) from Investment Operations
Net investment income (loss) (a)	1.95	2.12	1.95	1.36	1.15
Net realized and unrealized gain (loss)	59.32	10.02	44.61	(33.02)	27.48

Total income (loss) from investment operations	61.27	12.14	46.56	(31.66)	28.63

Less Distributions
Distributions from net investment income	(2.25)	(1.55)	(1.45)	(1.22)	(1.36)
Distributions from net realized capital gains	(5.88)	(4.16)	(28.39)	(13.71)	0.00

Total distributions	(8.13)	(5.71)	(29.84)	(14.93)	(1.36)

Net Asset Value, End of Period	$284.18	$231.04	$224.61	$207.89	$254.48

Total Return (%) (b)	26.71	6.09	23.56	(13.33)	12.65

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.00	1.02	1.01	1.00	1.00
Net ratio of expenses to average net assets (%) (c)	0.92	0.93	0.96	0.96	1.00
Ratio of net investment income (loss) to average net assets (%)	0.73	1.10	0.88	0.55	0.49
Portfolio turnover rate (%)	12	44	15	23	21
Net assets, end of period (in millions)	$65.7	$64.3	$65.8	$61.5	$80.4

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2021

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Brighthouse/Artisan Mid Cap Value Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered and offers three classes of shares: Class A, B and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2021 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820 - Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a

BHFTII-13

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

In December 2020, the Securities and Exchange Commission adopted Rule 2a-5, Good Faith Determinations of Fair Value, under the 1940 Act, which is intended to address valuation practices and the role of the board of directors with respect to the fair value of the investments of a registered investment company. Among other things, Rule 2a-5 will permit the Portfolio’s Board to designate the Portfolio’s primary investment adviser to perform the Portfolio’s fair value determinations, which will be subject to the Board’s oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the investment adviser’s fair value determinations. Compliance with Rule 2a-5 will not be required until September 2022. The Adviser continues to review Rule 2a-5 and its impact on the Adviser’s and the Portfolio’s valuation policies and related practices.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization

BHFTII-14

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2021, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2021, the Portfolio had direct investments in repurchase agreements with a gross value of $29,449,235. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $81,289,734. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2021.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2021 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2021 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2021.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2021. For all securities on loan, the remaining contractual maturity of the agreements is overnight and continuous.

BHFTII-15

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 outbreak. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. In 2017, the UK Financial Conduct Authority (FCA) announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Various financial industry groups have been planning for the transition away from LIBOR and markets are developing in response to these new rates, but there are concerns around liquidity of the new rates and obstacles to converting certain securities and transactions to new rates. Neither the effect of the transition process nor its ultimate success can yet be known. The transition process might, among other things, lead to increased volatility and illiquidity in markets for instruments whose terms include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of related transactions such as hedges, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged

BHFTII-16

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

adverse market conditions for the Portfolio. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Portfolio and may adversely affect the Portfolio’s performance or net asset value.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2021 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$111,096,422	$0	$286,919,401

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2021	% per annum	Average Daily Net Assets
$8,186,127	0.820%	Of the first $1 billion
	0.780%	On amounts in excess of $1 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Artisan Partners Limited Partnership is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 30, 2021 to April 30, 2022, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.070%	On the first $500 million
0.100%	On the next $500 million
0.130%	On amounts in excess of $1 billion

An identical agreement was in place for the period from October 1, 2020 through April 30, 2021. Amounts waived for the year ended December 31, 2021 are shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together

BHFTII-17

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2021 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2021 was as follows:

Cost basis of investments	$715,985,627

Gross unrealized appreciation	400,225,449
Gross unrealized (depreciation)	(1,321,820)

Net unrealized appreciation (depreciation)	$398,903,629

The tax character of distributions paid for the years ended December 31, 2021 and 2020 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2021	2020	2021	2020	2021	2020
$8,512,220	$7,474,951	$21,151,042	$17,910,238	$29,663,262	$25,385,189

As of December 31, 2021, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$14,344,450	$116,672,649	$398,903,631	$—	$529,920,730

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2021, the Portfolio had no accumulated capital losses.

8. Recent Accounting Pronouncement

In January 2021, the FASB issued Accounting Standards Update No. 2021-01 (“ASU 2021-01”), “Reference Rate Reform (Topic 848)”. ASU 2021-01 is an update of ASU 2020-04, which is in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, as regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional

BHFTII-18

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The ASU 2021-01 update clarifies that certain optional expedients and exceptions in Topic 848 for contract modifications and hedge accounting apply to derivatives that are affected by the discounting transition. The amendments in this update are effective through December 31, 2022, for all entities. The expedients and exceptions provided by the amendments do not apply to contract modifications and hedging relationships entered into or evaluated after December 31, 2022, except for hedging transactions as of December 31, 2022, that an entity has elected certain optional expedients for and that are retained through the end of the hedging relationship. Management is currently evaluating the impact of the optional guidance on the Portfolio’s financial statements and disclosures.

BHFTII-19

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust II and Shareholders of the Brighthouse/Artisan Mid Cap Value Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Brighthouse/Artisan Mid Cap Value Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust II), as of December 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Brighthouse/Artisan Mid Cap Value Portfolio as of December 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2022

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTII-20

Brighthouse Funds Trust II

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, 125 High Street, Suite 732, Boston, Massachusetts 02110. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present); until 2016, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	74	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	74	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield and Merel, Ltd.	74	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	74	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Mid-Con Energy Partners, LP (energy);** Trustee, SharesPost 100 Fund (closed-end fund).** Until 2020, Director, Gainsco, Inc. (auto insurance).**

BHFTII-21

Brighthouse Funds Trust II

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	74	Trustee, HSBC Funds.**

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor).	74	Director and Chairman of the Board of Directors, First Eagle Alternative Capital BDC, Inc.;** Director, First Eagle Credit Opportunities Fund;** Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	Private Investor; Until 2020, President, True North Board Governance, LLC (consulting).	74	Until 2020, Lead Independent Trustee, BMT Investment Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2021-present); formerly Senior Vice President, Brighthouse Investment Advisers, LLC (2017-2021).

Dina Lee (1970)	Secretary, of Trust I and Trust II	From December 2021 (Trust I and Trust II) to present	Executive Vice President, Chief Legal Officer, Brighthouse Investment Advisers, LLC (2021-present); formerly, Associate General Counsel, Neuberger Berman Investment Advisers LLC (2017-2021).

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2013-present); Head of Funds Compliance, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017).

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., an affiliate of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 29 BHF II Portfolios.

BHFTII-22

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 30-December 1, 2021 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2022 through December 31, 2022.

The Board met with personnel of the Adviser on October 20-21, 2021 (the “October Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the October Meeting and the November Meeting are referred to collectively as, the “Meetings”). The Independent Trustees were advised by independent legal counsel throughout year, including during the contract renewal process, and met with independent legal counsel in executive sessions outside of the presence of management.

In considering the continuation of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of assisting the Board in the renewal process, along with various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled Board meetings. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process. The Board also reviewed information with respect to the effect of the ongoing COVID-19 pandemic on the operations of the Adviser and Sub-Advisers, and considered the Adviser’s assessments of the Sub-Advisers’ services and operations during the pandemic.

In considering the continuation of the Agreements, the Board also reviewed, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the October Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of the Sub-Advisory Agreements.

In approving the continuation of each Agreement, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs

BHFTII-23

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements —(Continued)

and personnel, trading practices, compliance programs and personnel, risk management, and liquidity risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct regular and periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Board regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered, based on the information provided, each Sub-Adviser’s current level of staffing, business continuity plan and information security program, including in light of the ongoing COVID-19 pandemic and the work-from-home environment. The Board also considered the Sub-Adviser’s compensation program for its personnel and its overall resources. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background, and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, actions taken in response to regulatory developments, including SEC rulemaking, and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser had been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). The Board considered that Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver

BHFTII-24

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements —(Continued)

agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *  *  *

Brighthouse/Artisan Mid Cap Value Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Artisan Partners Limited Partnership regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and the average of its Morningstar Category for the one- and five-year periods ended June 30, 2021 and underperformed the median of its Performance Universe and the average of its Morningstar Category for the three-year period ended June 30, 2021. The Board further considered that the Portfolio outperformed its benchmark, the Russell Midcap Value Index, for the one-year period ended October 31, 2021 and underperformed its benchmark for the three- and five-year periods ended October 31, 2021. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.

The Board also considered that the Portfolio’s actual management fees were above the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board also considered that the total expenses (exclusive of 12b-1 fees) were above the Expense Group median, below the Expense Universe median, and equal to the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were above the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size. In addition, the Board considered that the Adviser had negotiated reductions to the Portfolio’s sub-advisory fee schedule and that the Adviser agreed to waive a portion of its advisory fee in order for contract holders to benefit from the lower sub-advisory fee effective January 1, 2022.

BHFTII-25

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Managed by Dimensional Fund Advisors LP

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2021, the Class A and B shares of the Brighthouse/Dimensional International Small Company Portfolio returned 14.16% and 13.85%, respectively. The Portfolio’s benchmark, the MSCI World ex-U.S. Small Cap Index¹, returned 11.14%.

MARKET ENVIRONMENT / CONDITIONS

In U.S. dollar terms, developed ex-U.S. markets had positive performance for the year, trailing the U.S. market but outperforming emerging markets. The MSCI World ex-U.S. Investable Market Index (net dividends) returned 12.40%, as compared to 25.66% for the Russell 3000 Index and -0.28% for the MSCI Emerging Markets Investable Market Index (net dividends).

Some developed ex-U.S. market currencies, such as the Israel shekel and the Canadian dollar, appreciated relative to the U.S. dollar, but most developed ex-U.S. market currencies, particularly the Japanese yen and Swedish krona, depreciated relative to the U.S. dollar. Overall, currency movements had a negative impact on the U.S. dollar-denominated returns of the developed ex-U.S. markets.

Along the market capitalization dimension, small caps (MSCI World ex-U.S. Small Cap Index, net dividends) underperformed large caps (MSCI World ex-U.S. Index, net dividends) by 1.48%. Mid caps (MSCI World ex-U.S. Mid Cap Index, net dividends), a subset of the MSCI World ex-U.S. Index universe, underperformed small caps by 2.91% and large caps by 4.39%.

Along the relative price dimension, large cap value stocks (MSCI World ex-U.S. Value Index, net dividends) outperformed large cap growth stocks (MSCI World ex-U.S. Growth Index, net dividends) by 1.70%, and small cap value stocks (MSCI World ex-U.S. Small Cap Value Index, net dividends) outperformed small cap growth stocks (MSCI World ex-U.S. Small Cap Growth Index, net dividends) by 4.44%.

Stocks with higher profitability outperformed stocks with lower profitability among both large and small caps.

PORTFOLIO REVIEW / PERIOD END POSITIONING

For the year ended December 31, 2021, the Portfolio outperformed its benchmark. The Portfolio’s exclusion of stocks with the lowest profitability and highest relative prices contributed positively to relative performance. The Portfolio’s exclusion of stocks with high asset growth also contributed positively to relative performance.

Futures contracts were briefly used in January 2021 to equitize cash (purchasing index futures to manage market exposure). At the time of purchase, the notional value of the futures was approximately 1.7% of the Portfolio’s total assets. The contracts detracted approximately 3 basis points from relative performance.

The Portfolio held more than 3,700 securities as of December 31, 2021 and was diversified across countries and sectors. Dimensional designs the Portfolio to provide broad exposure to small cap securities within non-U.S. developed markets. As a result of the Portfolio’s diversified investment approach, performance is determined principally by broad trends in non-U.S. developed equity markets rather than by the behavior of a limited group of securities in a particular industry, country, or asset class. Dimensional will continue to pursue a disciplined approach to identify securities for purchase or sale in the Portfolio.

Jed Fogdall

Arun Keswani

Mary Phillips

Bhanu Singh

Portfolio Managers

Dimensional Fund Advisors LP

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1The MSCI World ex-U.S. Small Cap Index is an unmanaged index that measures the performance of stocks with small market capitalizations across 23 developed markets, excluding the United States. The index returns shown above were calculated with net dividends: they reflect the reinvestment of dividends after the deduction of the maximum possible withholding taxes.

BHFTII-1

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI WORLD EX-U.S. SMALL CAP INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2021

	1 Year	5 Year	10 Year
Brighthouse/Dimensional International Small Company Portfolio
Class A	14.16	9.86	9.79
Class B	13.85	9.57	9.51
MSCI World ex-U.S. Small Cap Index	11.14	11.03	9.99

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2021

Top Holdings

% of Net Assets
VAT Group AG	0.5
IMCD NV	0.3
Aalberts NV	0.3
GEA Group AG	0.3
Georg Fischer AG	0.3
ASR Nederland NV	0.3
Rexel S.A.	0.3
Inchcape plc	0.2
D’ieteren Group	0.2
BE Semiconductor Industries NV	0.2
Top Countries

% of Net Assets
Japan	21.9
United Kingdom	12.9
Canada	10.0
Switzerland	7.5
Germany	7.0
Australia	6.4
France	4.6
Sweden	3.6
Italy	3.5
Netherlands	2.9

BHFTII-2

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2021 through December 31, 2021.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Brighthouse/Dimensional International Small Company Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period** July 1, 2021 to December 31, 2021
Class A (a)	Actual	0.81%	$1,000.00	$1,019.20	$4.12
	Hypothetical*	0.81%	$1,000.00	$1,021.12	$4.13
Class B (a)	Actual	1.06%	$1,000.00	$1,017.80	$5.39
	Hypothetical*	1.06%	$1,000.00	$1,019.86	$5.40

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTII-3

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2021

Common Stocks—98.7% of Net Assets

Security Description	Shares	Value

Australia—6.4%
A2B Australia, Ltd. (a)	55,813	$54,047
Accent Group, Ltd.	97,699	174,321
Adairs, Ltd.	28,605	83,572
Adbri, Ltd.	108,171	222,464
Ainsworth Game Technology, Ltd. (a)	51,616	48,502
Alkane Resources, Ltd. (a)	145,570	97,048
Alliance Aviation Services, Ltd. (a)	6,026	17,977
Allkem Ltd. (a)	56,630	430,934
AMA Group, Ltd. (a)	197,423	61,788
AMP, Ltd. (a)	616,938	453,513
Ansell, Ltd.	12,494	286,105
Appen, Ltd.	12,693	102,673
Arafura Resources, Ltd. (a)	268,675	41,326
ARB Corp., Ltd.	21,345	815,757
Ardent Leisure Group, Ltd. (a)	113,950	111,812
AUB Group, Ltd.	28,168	528,128
Audinate Group, Ltd. (a)	1,536	9,895
Aurelia Metals, Ltd. (a)	300,118	89,643
Aussie Broadband, Ltd. (a)	4,282	14,802
Austal, Ltd.	105,389	149,570
Australian Agricultural Co., Ltd. (a)	114,933	123,829
Australian Ethical Investment, Ltd.	3,755	37,682
Australian Finance Group, Ltd.	54,872	107,865
Australian Pharmaceutical Industries, Ltd.	149,765	188,556
Australian Strategic Materials, Ltd. (a)	32,427	251,601
Auswide Bank, Ltd.	9,875	48,237
AVJennings, Ltd.	10,332	4,506
AVZ Minerals, Ltd. (a)	250,407	141,326
Baby Bunting Group, Ltd.	22,363	91,460
Bapcor, Ltd.	85,877	438,161
Beach Energy, Ltd.	411,793	378,309
Bega Cheese, Ltd.	99,511	410,577
Bellevue Gold, Ltd. (a)	187,966	115,587
Black Rock Mining, Ltd. (a)	70,006	12,230
Blackmores, Ltd.	4,626	307,292
Bravura Solutions, Ltd.	79,636	142,675
Breville Group, Ltd.	25,536	589,208
Brickworks, Ltd.	16,435	288,964
BSA, Ltd.	28,058	5,113
BWX, Ltd.	28,740	91,035
Calix, Ltd. (a)	3,136	15,217
Capitol Health, Ltd.	260,324	73,983
Capral, Ltd.	4,985	34,364
Capricorn Metals, Ltd. (a)	54,686	135,463
Cardno, Ltd.	6,933	9,747
Carnarvon Energy, Ltd. (a)	118,720	29,415
carsales.com, Ltd.	15,015	274,215
Cash Converters International, Ltd.	152,939	30,052
Catapult Group International, Ltd. (a)	33,605	37,921
Cedar Woods Properties, Ltd.	22,776	89,991
Challenger, Ltd.	90,070	428,063
Champion Iron, Ltd. (a)	56,704	225,564
City Chic Collective, Ltd. (a)	43,372	173,097
Cleanaway Waste Management, Ltd.	291,733	664,967
Clinuvel Pharmaceuticals, Ltd.	9,453	186,802
Clover Corp., Ltd.	39,945	49,854

Australia—(Continued)
Codan, Ltd.	31,190	211,806
Collection House, Ltd. (a)	40,783	3,858
Collins Foods, Ltd.	30,579	297,538
Cooper Energy, Ltd. (a)	552,999	112,764
Corporate Travel Management, Ltd. (a)	28,366	452,326
Costa Group Holdings, Ltd.	138,722	305,889
Credit Corp. Group, Ltd.	20,160	491,265
CSR, Ltd.	156,422	670,234
Dacian Gold, Ltd. (a)	86,371	11,941
Data #3, Ltd.	49,016	209,740
De Grey Mining, Ltd. (a)	182,104	161,204
Decmil Group, Ltd. (a)	48,903	11,564
Deterra Royalties, Ltd.	80,806	252,864
Dicker Data, Ltd.	8,492	91,720
Domain Holdings Australia, Ltd.	78,081	321,085
Downer EDI, Ltd.	96,768	419,817
Eagers Automotive, Ltd.	35,943	351,633
Earlypay, Ltd.	50,451	15,972
Eclipx Group, Ltd. (a)	74,454	119,797
Elanor Investor Group	5,934	9,743
Elders, Ltd.	45,511	405,745
Elixir Energy, Ltd. (a)	29,923	4,473
Emeco Holdings, Ltd.	147,781	94,706
EML Payments, Ltd. (a)	62,760	146,402
Energy World Corp., Ltd. (a)	472,609	30,945
EQT Holdings, Ltd.	3,282	63,357
Estia Health, Ltd.	52,899	88,433
Euroz Hartleys Group, Ltd.	27,405	34,002
Event Hospitality and Entertainment, Ltd. (a)	33,773	363,735
FAR, Ltd. (a)	10,103	2,830
Fiducian Group, Ltd.	3,121	19,169
Finbar Group, Ltd.	6,909	4,124
Fleetwood, Ltd.	35,042	63,234
Flight Centre Travel Group, Ltd. (a)	20,633	265,112
Frontier Digital Ventures, Ltd. (a)	10,067	11,428
G8 Education, Ltd. (a)	300,520	243,024
Galan Lithium, Ltd. (a)	14,510	20,543
Genworth Mortgage Insurance Australia, Ltd.	81,806	138,174
Gold Road Resources, Ltd.	204,897	234,226
GR Engineering Services, Ltd.	5,075	7,759
GrainCorp, Ltd. - Class A	83,590	502,901
Grange Resources, Ltd.	120,000	66,142
Greenland Minerals Ltd. (a)	349,524	21,172
GUD Holdings, Ltd.	36,598	302,842
GWA Group, Ltd.	81,814	163,824
Hansen Technologies, Ltd.	57,391	223,387
Hastings Technology Metals, Ltd. (a)	124,937	23,669
Healius, Ltd.	153,195	588,727
HT&E, Ltd.	82,651	126,346
HUB24, Ltd.	14,616	301,130
Humm Group, Ltd. (a)	107,580	70,463
IDM International, Ltd. (a) (b) (c)	1,969	0
Iluka Resources, Ltd.	76,879	568,014
Imdex, Ltd.	110,358	236,824
Infomedia, Ltd.	133,597	148,819
Inghams Group, Ltd.	79,883	203,467

See accompanying notes to financial statements.

BHFTII-4

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2021

Common Stocks—(Continued)

Security Description	Shares	Value

Australia—(Continued)
Insignia Financial, Ltd.	179,673	$473,730
Integral Diagnostics, Ltd.	34,146	122,759
Integrated Research, Ltd. (a)	28,972	26,353
Invocare, Ltd.	44,413	380,069
ioneer, Ltd. (a)	304,527	177,569
IPH, Ltd.	59,961	384,147
Iress, Ltd.	58,472	533,139
IVE Group, Ltd.	19,754	25,034
Johns Lyng Group, Ltd.	30,845	205,367
Jumbo Interactive, Ltd.	12,118	169,803
Jupiter Mines, Ltd.	439,415	73,538
Karoon Energy, Ltd. (a)	168,923	206,598
Kelsian Group, Ltd.	6,268	33,710
Kogan.com, Ltd.	16,956	108,841
Lifestyle Communities, Ltd.	20,891	316,771
Link Administration Holdings, Ltd.	158,207	641,509
Lovisa Holdings, Ltd.	11,216	163,997
Lycopodium, Ltd.	6,179	22,606
MA Financial Group, Ltd.	11,341	73,868
MACA, Ltd.	71,850	42,977
Macmahon Holdings, Ltd.	380,170	51,232
Macquarie Telecom Group, Ltd. (a)	436	23,221
Mayne Pharma Group, Ltd. (a)	452,144	97,066
McMillan Shakespeare, Ltd.	26,993	237,385
McPherson’s, Ltd.	39,600	23,503
Medusa Mining, Ltd.	60,972	31,510
Megaport, Ltd. (a)	20,420	275,885
Mesoblast, Ltd. (a)	42,929	43,089
Metals X, Ltd. (a)	104,677	43,818
Metcash, Ltd.	282,201	924,147
Mincor Resources NL (a)	30,338	39,514
MMA Offshore, Ltd. (a)	78,350	21,095
Monadelphous Group, Ltd.	35,445	248,939
Monash IVF Group, Ltd.	36,262	27,846
Money3 Corp., Ltd.	47,676	123,266
Morning Star Gold NL (a) (b) (c)	33,455	0
Mount Gibson Iron, Ltd.	158,334	49,035
Myer Holdings, Ltd. (a)	275,411	90,173
MyState, Ltd.	23,395	86,269
Nanosonics, Ltd. (a)	37,175	170,755
Navigator Global Investments, Ltd.	45,623	61,679
Nearmap, Ltd. (a)	109,995	123,916
Netwealth Group, Ltd.	24,001	309,043
New Energy Solar, Ltd.	2,827	1,686
New Hope Corp., Ltd.	137,727	223,793
nib holdings, Ltd.	142,740	727,771
Nick Scali, Ltd.	21,771	243,259
Nickel Mines, Ltd.	103,048	107,603
Nine Entertainment Co. Holdings, Ltd.	4	8
Noumi, Ltd. (a)	35,888	10,837
Novonix, Ltd. (a)	29,487	196,652
NRW Holdings, Ltd.	134,771	173,408
Nufarm, Ltd.	102,823	364,085
Objective Corp., Ltd.	2,117	30,636
OceanaGold Corp. (a)	212,111	368,903
OFX Group, Ltd. (a)	99,303	167,218
OM Holdings, Ltd. (a)	21,506	14,104

Australia—(Continued)
Omni Bridgeway, Ltd. (a)	75,128	201,247
oOh!media, Ltd. (a)	130,777	161,077
Opthea, Ltd. (a)	15,431	14,565
Orora, Ltd.	248,793	634,728
OZ Minerals, Ltd.	39,736	819,714
Pacific Current Group, Ltd.	12,733	67,853
Pacific Smiles Group, Ltd.	13,431	28,638
Pact Group Holdings, Ltd.	50,886	93,698
Paladin Energy, Ltd. (a)	462,714	298,133
Panoramic Resources, Ltd. (a)	200,216	39,398
Pantoro, Ltd. (a)	89,162	21,778
Peet, Ltd.	88,199	68,401
Pendal Group, Ltd.	88,324	358,067
PeopleIN, Ltd.	4,024	12,856
Perenti Global, Ltd.	204,417	137,591
Perpetual, Ltd.	19,757	517,215
Perseus Mining, Ltd. (a)	340,886	402,285
Pilbara Minerals, Ltd. (a)	37,144	86,538
Pinnacle Investment Management Group, Ltd.	12,526	142,330
Platinum Asset Management, Ltd.	71,195	140,063
Poseidon Nickel, Ltd. (a)	225,248	18,097
Praemium, Ltd. (a)	98,955	106,096
Premier Investments, Ltd.	20,232	445,367
Propel Funeral Partners, Ltd.	8,061	26,008
PSC Insurance Group, Ltd.	6,696	23,059
PWR Holdings, Ltd.	13,903	86,910
PYC Therapeutics, Ltd. (a)	83,719	8,220
QANTM Intellectual Property, Ltd.	14,173	13,813
Ramelius Resources, Ltd.	229,213	262,337
Reckon, Ltd.	36,898	25,034
Red 5, Ltd. (a)	362,960	76,604
Redbubble, Ltd. (a)	31,985	76,151
Regis Healthcare, Ltd.	26,109	35,528
Regis Resources, Ltd.	236,656	336,210
Reject Shop, Ltd. (The) (a)	12,421	64,831
Resolute Mining, Ltd. (a)	357,444	101,476
Retail Food Group, Ltd. (a)	190,378	9,972
Ridley Corp., Ltd.	113,689	123,712
RPMGlobal Holdings, Ltd. (a)	24,415	38,222
Sandfire Resources NL	121,005	581,328
Select Harvests, Ltd.	43,727	197,715
Senex Energy, Ltd.	50,917	171,301
Servcorp, Ltd.	21,215	55,511
Service Stream, Ltd.	154,571	90,543
Seven West Media, Ltd. (a)	345,244	162,053
SG Fleet Group, Ltd.	27,529	50,167
Shaver Shop Group, Ltd.	18,090	15,730
Sigma Healthcare, Ltd.	347,766	121,473
Silver Lake Resources, Ltd. (a)	202,549	261,833
Silver Mines, Ltd. (a)	74,163	11,874
SmartGroup Corp., Ltd.	29,372	165,810
SolGold plc (a)	15,118	5,932
Southern Cross Media Group, Ltd.	76,997	108,702
SpeedCast International, Ltd. (a) (b) (c)	65,225	0
SRG Global, Ltd.	9,380	3,486
St. Barbara, Ltd.	208,312	222,348
Star Entertainment Group, Ltd. (The) (a)	208,130	555,008

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2021

Common Stocks—(Continued)

Security Description	Shares	Value

Australia—(Continued)
Steadfast Group, Ltd.	181,560	$693,608
Sunland Group, Ltd.	40,150	80,340
Super Retail Group, Ltd.	52,166	473,688
Superloop, Ltd. (a)	59,252	51,316
Symbio Holdings, Ltd.	4,332	21,341
Syrah Resources, Ltd. (a)	108,096	142,707
Tassal Group, Ltd.	70,236	178,511
Technology One, Ltd.	69,846	648,808
Temple & Webster Group, Ltd. (a)	8,536	66,989
Tiger Resources, Ltd. (a) (b) (c)	591,241	86
Tribune Resources, Ltd.	2,377	8,299
Tyro Payments, Ltd. (a)	54,611	113,989
United Malt Group, Ltd.	95,694	303,824
Uniti Group, Ltd. (a)	90,760	293,990
Virgin Australia International Holding, Ltd. (a) (b) (c)	968,773	0
Virtus Health, Ltd.	30,029	149,687
Vista Group International, Ltd. (a)	33,201	54,380
Vita Group, Ltd.	34,096	8,946
Viva Energy Group, Ltd.	164,478	281,289
Webjet, Ltd. (a)	84,765	319,019
West African Resources, Ltd. (a)	227,278	218,727
Western Areas, Ltd. (a)	108,846	272,077
Westgold Resources, Ltd.	110,733	164,451
Whitehaven Coal, Ltd. (a)	259,853	494,670
Zip Co., Ltd. (a)	33,069	104,267

		44,303,092

Austria—1.7%
A-TEC Industries AG (a) (b) (c)	1	0
Agrana Beteiligungs AG	4,073	79,721
ams AG (a)	58,625	1,060,517
Andritz AG	20,093	1,035,298
Austria Technologie & Systemtechnik AG	11,814	579,313
BAWAG Group AG (a)	15,608	959,851
DO & Co. AG (a) (d)	2,435	204,769
EVN AG	9,993	301,642
FACC AG (a) (d)	6,291	50,478
Flughafen Wien AG (a)	900	27,195
IMMOFINANZ AG (a) (d)	28,505	731,496
Kapsch TrafficCom AG (a) (d)	1,870	30,129
Lenzing AG (a)	3,209	445,862
Mayr Melnhof Karton AG	2,669	536,860
Oberbank AG	198	20,604
Oesterreichische Post AG	9,304	399,886
Palfinger AG	5,204	203,110
POLYTEC Holding AG (d)	6,228	48,850
Porr AG (a)	2,768	43,312
Raiffeisen Bank International AG	6,631	195,014
Rosenbauer International AG (d)	1,414	74,678
S IMMO AG	17,333	428,691
S&T AG (d)	15,588	259,898
Schoeller-Bleckmann Oilfield Equipment AG (a)	3,509	123,616
Semperit AG Holding	4,892	162,719
Strabag SE	2,729	113,514
Telekom Austria AG (a)	40,133	347,958
UBM Development AG	1,459	71,764

Austria—(Continued)
UNIQA Insurance Group AG	35,957	329,268
Vienna Insurance Group AG Wiener Versicherung Gruppe	10,500	296,986
voestalpine AG	25,972	946,786
Wienerberger AG	33,409	1,228,186
Zumtobel Group AG	8,536	74,741

		11,412,712

Belgium—1.7%
Ackermans & van Haaren NV	7,319	1,406,573
AGFA-Gevaert NV (a)	50,218	216,587
Atenor (d)	1,361	88,011
Banque Nationale de Belgique (d)	58	108,616
Barco NV	20,718	452,062
Bekaert S.A.	10,571	471,163
Biocartis NV (a) (d)	10,340	42,553
bpost S.A. (a)	18,928	165,283
Cie d’Entreprises CFE	2,249	314,490
Cie Immobiliere de Belgique S.A.	1,276	105,915
D’ieteren Group	8,787	1,713,474
Deceuninck NV	27,313	104,562
Econocom Group S.A.	39,556	163,875
Elia Group S.A.	6,602	870,584
Etablissements Franz Colruyt NV	2,029	86,075
Euronav NV	53,441	474,431
EVS Broadcast Equipment S.A.	4,312	101,620
Exmar NV (d)	10,339	50,556
Fagron	13,001	218,805
GIMV NV	4,793	290,829
Greenyard NV (a) (d)	5,819	66,210
Ion Beam Applications	6,507	112,707
Jensen-Group NV	1,035	31,697
Kinepolis Group NV (a)	4,307	268,711
Lotus Bakeries NV	92	585,597
MDxHealth S.A. (a) (d)	8,434	8,469
Melexis NV	5,164	612,861
Mithra Pharmaceuticals S.A. (a) (d)	506	11,504
Ontex Group NV (a) (d)	16,729	133,131
Orange Belgium S.A.	5,071	114,885
Oxurion NV (a)	12,685	26,226
Picanol (a) (d)	610	44,030
Proximus SADP	25,439	496,064
Recticel S.A.	15,533	309,829
Resilux NV	229	59,703
Roularta Media Group NV	1,629	35,243
Shurgard Self Storage S.A.	5,118	335,041
Sipef S.A.	1,958	126,840
Telenet Group Holding NV	8,880	324,122
TER Beke S.A.	144	19,509
Tessenderlo Group S.A. (a)	5,516	209,463
Van de Velde NV	1,970	76,948
VGP NV	924	269,205
Viohalco S.A.	35,458	185,294
X-Fab Silicon Foundries SE (a)	14,349	149,001

		12,058,354

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2021

Common Stocks—(Continued)

Security Description	Shares	Value

Bermuda—0.0%
China Baoli Technologies Holdings, Ltd. (a)	28,500	$1,006

Cambodia—0.0%
NagaCorp, Ltd.	208,000	181,410

Canada—10.0%
5N Plus, Inc. (a)	33,732	63,467
Absolute Software Corp.	17,854	167,397
Acadian Timber Corp. (d)	3,800	57,618
Advantage Energy, Ltd. (a)	91,030	533,248
Aecon Group, Inc.	19,646	262,164
AG Growth International, Inc. (d)	5,820	145,759
AGF Management, Ltd. - Class B	19,644	129,671
Aimia, Inc. (a) (d)	24,635	96,402
AirBoss of America Corp. (d)	3,761	137,423
Alamos Gold, Inc. - Class A (d)	114,193	878,373
Alaris Equity Partners Income (d)	16,654	247,384
Alcanna, Inc. (a)	12,660	68,457
Alexco Resource Corp. (a) (d)	22,734	40,078
Algoma Central Corp.	6,110	82,259
AltaGas, Ltd. (d)	6,520	140,765
Altius Minerals Corp.	12,660	174,244
Altus Group, Ltd.	12,988	728,692
Americas Gold And Silver Corp. (a) (d)	4,400	3,548
Amerigo Resources, Ltd.	35,000	40,397
Andlauer Healthcare Group, Inc.	1,569	67,017
Andrew Peller, Ltd. - Class A	11,417	73,649
Aritzia, Inc. (a)	24,637	1,019,603
Ascot Resources, Ltd. (a) (d)	16,500	15,783
Atco, Ltd. - Class I	15,018	506,952
Athabasca Oil Corp. (a) (d)	144,824	136,243
ATS Automation Tooling Systems, Inc. (a)	25,733	1,022,037
Aurora Cannabis, Inc. (a)	8,729	47,224
AutoCanada, Inc. (a)	8,428	284,498
B2Gold Corp.	26,177	103,057
B2Gold Corp.	39,805	156,434
Badger Infrastructure Solutions, Ltd.	11,262	283,030
Birchcliff Energy, Ltd.	80,388	410,535
Bird Construction, Inc. (d)	18,612	144,488
Black Diamond Group, Ltd. (d)	19,812	69,384
BMTC Group, Inc. (d)	5,387	66,861
Bombardier, Inc. - Class A (a) (d)	14,600	19,968
Bombardier, Inc. - Class B (a)	389,568	517,391
Boralex, Inc. - Class A	25,118	688,638
Bridgemarq Real Estate Services (d)	3,500	45,128
Brookfield Infrastructure Corp. - Class A	8,728	595,666
Calian Group, Ltd.	2,846	138,458
Canaccord Genuity Group, Inc.	30,012	357,786
Canacol Energy, Ltd. (d)	40,661	103,183
Canada Goose Holdings, Inc. (a)	9,656	357,851
Canada Goose Holdings, Inc. (a)	4,869	180,449
Canadian Western Bank (d)	25,085	719,859
Canfor Corp. (a)	20,141	510,471
Canfor Pulp Products, Inc. (a)	11,097	58,689
Capital Power Corp. (d)	36,075	1,125,356
Capstone Mining Corp. (a) (d)	117,839	519,816

Canada—(Continued)
Cardinal Energy, Ltd. (a)	32,459	109,569
Cascades, Inc.	28,626	316,143
Celestica, Inc. (a)	35,793	398,973
Centerra Gold, Inc. (d)	66,685	513,996
CES Energy Solutions Corp. (d)	90,181	144,723
CI Financial Corp. (d)	51,912	1,085,065
Clairvest Group, Inc.	200	9,645
Cogeco Communications, Inc.	3,980	316,934
Cogeco, Inc.	2,109	135,431
Colliers International Group, Inc. (d)	7,238	1,077,904
Computer Modelling Group, Ltd.	28,920	97,395
Copper Mountain Mining Corp. (a)	63,622	172,013
Corby Spirit and Wine, Ltd. (d)	3,957	52,460
Corus Entertainment, Inc. - B Shares	69,390	261,114
Crescent Point Energy Corp.	89,477	477,465
Crescent Point Energy Corp.	60,196	321,447
Crew Energy, Inc. (a)	69,029	156,072
Cronos Group, Inc. (a)	7,801	30,580
Denison Mines Corp. (a) (d)	231,048	317,818
Dexterra Group, Inc. (d)	11,442	77,700
DIRTT Environmental Solutions (a) (d)	17,310	37,632
Doman Building Materials Group, Ltd. (d)	19,304	118,575
Dorel Industries, Inc. - Class B (a) (d)	8,626	139,726
DREAM Unlimited Corp. - Class A	8,735	268,137
Dundee Precious Metals, Inc.	45,872	283,584
E-L Financial Corp., Ltd. (d)	677	485,827
ECN Capital Corp.	87,631	369,935
EcoSynthetix, Inc. (a) (d)	8,700	40,304
Eldorado Gold Corp. (a)	51,016	478,319
Element Fleet Management Corp. (d)	93,482	951,854
Endeavour Silver Corp. (a) (d)	34,348	145,272
Enerflex, Ltd.	29,289	177,362
Enerplus Corp.	56,230	592,994
Enerplus Corp.	8,452	89,422
Enghouse Systems, Ltd.	12,678	485,391
Ensign Energy Services, Inc. (a)	51,526	68,432
Equinox Gold Corp. (a) (d)	1,650	11,166
Equinox Gold Corp. (a) (d)	27,871	188,408
Equitable Group, Inc.	8,098	441,150
ERO Copper Corp. (a)	16,890	257,699
Evertz Technologies, Ltd.	9,349	97,115
Exchange Income Corp.	2,651	88,314
Exco Technologies, Ltd.	7,732	63,020
Extendicare, Inc. (d)	29,162	168,293
Fiera Capital Corp. (d)	22,157	183,744
Finning International, Inc.	44,988	1,133,814
Firm Capital Mortgage Investment Corp. (d)	9,574	108,611
First Majestic Silver Corp. (d)	45,160	502,313
First Majestic Silver Corp. (d)	6,000	66,660
First Mining Gold Corp. (a)	50,000	11,858
First National Financial Corp.	4,907	161,220
Fission Uranium Corp. (a) (d)	114,725	70,742
Fortuna Silver Mines, Inc. (a) (d)	82,364	321,656
Fortuna Silver Mines, Inc. (a)	4,200	16,380
Freehold Royalties, Ltd.	35,012	322,455
Galiano Gold, Inc. (a) (d)	23,027	16,566

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2021

Common Stocks—(Continued)

Security Description	Shares	Value

Canada—(Continued)
Gamehost, Inc. (a)	4,952	$27,169
GDI Integrated Facility Services, Inc. (a)	3,200	136,126
Gibson Energy, Inc. (d)	42,525	753,714
Goeasy, Ltd. (d)	3,895	552,003
GoGold Resources, Inc. (a) (d)	18,500	44,314
GoldMoney, Inc. (a) (d)	11,000	17,218
Goodfood Market Corp. (a) (d)	8,500	27,349
Gran Tierra Energy, Inc. (a) (d)	112,213	85,161
Guardian Capital Group, Ltd. - Class A	5,600	154,504
Hanfeng Evergreen, Inc. (a) (b) (c)	12,100	0
Hardwoods Distribution, Inc.	3,502	124,028
Headwater Exploration, Inc. (a)	29,190	118,841
Heroux-Devtek, Inc. (a)	12,653	180,050
High Liner Foods, Inc. (d)	6,007	70,805
Home Capital Group, Inc. (a)	14,784	456,627
HudBay Minerals, Inc. (d)	64,983	470,567
i-80 Gold Corp. (a) (d)	19,147	46,772
iA Financial Corp., Inc.	4,835	276,657
IAMGOLD Corp. (a)	118,555	369,269
IAMGOLD Corp. (a) (d)	5,500	17,215
IBI Group, Inc. (a)	5,900	63,153
Imperial Metals Corp. (a) (d)	19,966	50,035
Information Services Corp.	2,900	58,392
Innergex Renewable Energy, Inc. (d)	35,108	516,233
Interfor Corp.	23,632	756,814
International Petroleum Corp. (a) (d)	25,919	144,865
International Tower Hill Mines, Ltd. (a) (d)	21,604	15,713
Intertape Polymer Group, Inc. (d)	23,413	487,158
Invesque, Inc. (a) (d)	9,800	20,090
Jamieson Wellness, Inc.	12,957	411,158
K-Bro Linen, Inc. (d)	3,219	87,031
Karora Resources, Inc. (a) (d)	10,330	34,707
Kelt Exploration, Ltd. (a)	58,951	224,628
Keyera Corp. (d)	24,360	549,422
Kinaxis, Inc. (a)	5,723	802,292
Kingsway Financial Services, Inc. (a) (d)	8,765	48,032
Knight Therapeutics, Inc. (a)	36,815	154,251
KP Tissue, Inc.	1,400	11,521
Labrador Iron Ore Royalty Corp. (d)	17,800	528,111
Largo, Inc. (a) (d)	8,317	77,059
Lassonde Industries, Inc. - Class A (d)	900	111,946
Laurentian Bank of Canada (d)	12,879	408,988
Leon’s Furniture, Ltd.	9,639	189,359
LifeWorks, Inc.	21,185	427,569
Lightstream Resources, Ltd. (a) (b) (c)	108,372	0
Linamar Corp.	12,044	713,433
Logistec Corp. - Class B	600	20,870
Lucara Diamond Corp. (a)	110,136	51,370
Lundin Gold, Inc. (a) (d)	11,400	93,907
Magellan Aerospace Corp. (d)	5,794	45,621
Mainstreet Equity Corp. (a) (d)	2,261	214,830
Major Drilling Group International, Inc. (a)	28,577	186,605
Manitok Energy, Inc. (a) (b) (c)	122	0
Maple Leaf Foods, Inc.	26,200	606,041
Martinrea International, Inc.	25,209	229,182
Maverix Metals, Inc.	7,686	33,511
Maxim Power Corp. (a)	2,800	8,788

Canada—(Continued)
MDF Commerce, Inc. (a) (d)	4,176	18,619
Medical Facilities Corp. (d)	12,861	95,063
MEG Energy Corp. (a)	87,454	808,895
Melcor Developments, Ltd.	3,120	35,123
Methanex Corp.	11,945	472,425
Methanex Corp.	1,300	51,427
Morguard Corp.	1,400	151,029
Mountain Province Diamonds, Inc. (a)	1,600	961
MTY Food Group, Inc. (d)	6,320	316,162
Mullen Group, Ltd.	29,854	274,479
Neo Performance Materials, Inc. (d)	4,300	68,939
New Gold, Inc. (a)	172,247	257,359
NFI Group, Inc. (d)	13,975	223,830
Nighthawk Gold Corp. (a) (d)	4,900	3,138
North American Construction Group, Ltd. (d)	10,441	158,396
North West Co., Inc. (The) (d)	15,571	421,480
NuVista Energy, Ltd. (a)	59,117	325,273
Opsens, Inc. (a) (d)	6,700	16,420
Organigram Holdings, Inc. (a)	36,998	64,746
Osisko Gold Royalties, Ltd. (d)	36,811	450,480
Osisko Gold Royalties, Ltd. (d)	3,800	46,550
Osisko Mining, Inc. (a) (d)	33,971	102,320
Paramount Resources, Ltd. - Class A	19,290	374,988
Parex Resources, Inc.	39,859	680,938
Park Lawn Corp.	8,556	280,702
Parkland Corp. (d)	32,584	895,645
Pason Systems, Inc.	24,116	220,008
Peyto Exploration & Development Corp. (d)	67,791	506,443
PHX Energy Services Corp. (d)	12,350	43,544
Pizza Pizza Royalty Corp. (d)	6,998	66,497
Points International, Ltd. (a)	5,320	81,212
Polaris Infrastructure, Inc.	5,300	70,642
Pollard Banknote, Ltd. (d)	2,690	84,744
PolyMet Mining Corp. (a) (d)	3,835	9,611
PrairieSky Royalty, Ltd. (d)	56,452	608,278
Precision Drilling Corp. (a)	4,794	169,369
Premium Brands Holdings Corp. (d)	10,025	1,002,064
Pretium Resources, Inc. (a)	49,167	692,641
Pretium Resources, Inc. (a)	1,100	15,499
Primo Water Corp. (d)	45,705	806,463
Pulse Seismic, Inc.	13,500	23,372
Quarterhill, Inc.	44,645	95,293
Questerre Energy Corp. - Class A (a) (d)	83,569	15,195
Real Matters, Inc. (a)	25,451	166,997
Recipe Unlimited Corp. (a)	4,150	58,135
RF Capital Group, Inc. (a) (d)	17,303	25,990
Richelieu Hardware, Ltd.	16,390	565,315
Rogers Sugar, Inc. (d)	35,106	165,130
Russel Metals, Inc.	23,322	620,039
Sabina Gold & Silver Corp. (a) (d)	64,606	74,057
Sandstorm Gold, Ltd. (a)	58,462	362,802
Savaria Corp. (d)	10,600	160,557
Seabridge Gold, Inc. (a) (d)	11,279	185,991
Secure Energy Services, Inc. (d)	65,264	271,385
Shawcor, Ltd. (a) (d)	21,791	84,583
Sienna Senior Living, Inc. (d)	22,176	263,493
Sierra Wireless, Inc. (a) (d)	12,710	224,067

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2021

Common Stocks—(Continued)

Security Description	Shares	Value

Canada—(Continued)
Sleep Country Canada Holdings, Inc.	12,404	$368,016
SNC-Lavalin Group, Inc.	29,545	721,954
Spin Master Corp. (a)	7,348	278,480
Sprott, Inc.	6,042	272,641
SSR Mining, Inc. (d)	53,145	940,683
Stantec, Inc. (d)	15,017	843,716
Stelco Holdings, Inc.	5,227	170,328
Stella-Jones, Inc.	16,794	531,189
Steppe Gold, Ltd. (a)	6,300	5,827
SunOpta, Inc. (a)	26,392	182,978
Superior Plus Corp. (d)	54,086	555,846
Surge Energy, Inc. (a)	9,000	31,377
Tamarack Valley Energy, Ltd. (a)	82,978	252,552
Taseko Mines, Ltd. (a) (d)	108,786	223,601
TECSYS, Inc.	172	7,154
TeraGo, Inc. (a) (d)	4,100	17,827
TerraVest Industries, Inc.	1,600	34,759
Tidewater Midstream and Infrastructure, Ltd. (d)	79,200	81,395
Timbercreek Financial Corp.	29,251	222,224
Torex Gold Resources, Inc. (a)	27,594	286,858
Total Energy Services, Inc. (a)	17,786	84,786
TransAlta Corp.	83,943	932,368
TransAlta Renewables, Inc. (d)	28,608	424,048
Transcontinental, Inc. - Class A	21,120	339,102
TransGlobe Energy Corp. (a)	4,500	13,518
TransGlobe Energy Corp. (a)	3,814	11,480
Treasury Metals, Inc. (a) (d)	1,668	1,015
Trevali Mining Corp. (a)	9,060	12,319
Trican Well Service, Ltd. (a)	92,913	203,462
Tricon Capital Group, Inc.	40,143	614,387
Trisura Group, Ltd. (a)	8,800	331,770
Uni-Select, Inc. (a)	13,271	270,047
Vecima Networks, Inc.	2,500	28,282
Vermilion Energy, Inc. (a)	28,810	362,132
VersaBank (d)	2,000	23,811
Wajax Corp.	7,885	151,286
Waterloo Brewing, Ltd. (d)	2,600	11,942
Wesdome Gold Mines, Ltd. (a)	54,507	495,969
Western Forest Products, Inc.	145,247	242,279
Westshore Terminals Investment Corp. (d)	17,388	368,668
Whitecap Resources, Inc. (d)	152,919	905,461
WildBrain, Ltd. (a) (d)	53,045	144,255
Winpak, Ltd.	9,852	289,497
Yamana Gold, Inc. (d)	166,759	701,338
Yamana Gold, Inc. (d)	54,613	230,467
Yellow Pages, Ltd. (d)	6,975	75,322
Zenith Capital Corp. (a) (b) (c)	12,830	1,989

		69,325,529

China—0.2%
BOE Varitronix, Ltd. (d)	137,000	175,484
Bund Center Investment, Ltd.	107,700	43,556
CGN Mining Co., Ltd.	145,000	14,536
China Display Optoelectronics Technology Holdings, Ltd. (a)	136,000	8,896
China Gold International Resources Corp., Ltd. (d)	79,013	211,751
China Sunsine Chemical Holdings, Ltd.	70,000	25,200

China—(Continued)
CITIC Telecom International Holdings, Ltd.	467,000	157,606
First Sponsor Group, Ltd.	9,490	9,859
Fountain SET Holdings, Ltd.	280,000	48,838
GDH Guangnan Holdings, Ltd.	264,000	22,353
Goodbaby International Holdings, Ltd. (a)	193,000	24,770
Guotai Junan International Holdings, Ltd.	806,600	111,726
Hygeia Healthcare Holdings Co., Ltd.	33,400	209,210
Neo-Neon Holdings, Ltd. (a)	322,500	19,650
Theme International Holdings, Ltd. (a)	200,000	22,318
TI Fluid Systems plc	7,903	27,209

		1,132,962

Colombia—0.0%
Frontera Energy Corp. (a) (d)	8,353	67,619

Denmark—2.2%
ALK-Abello A/S (a)	1,773	930,719
Alm Brand A/S (d)	262,490	511,094
Bang & Olufsen A/S (a) (d)	30,627	130,418
Bavarian Nordic A/S (a)	16,754	687,099
Better Collective A/S (a)	1,547	33,420
Brodrene Hartmann A/S (a)	653	36,885
cBrain A/S	511	21,962
Chemometec A/S	3,638	461,528
Columbus A/S	20,865	30,370
D/S Norden A/S	8,013	203,374
DFDS A/S (a)	10,724	572,847
Drilling Co of 1972 A/S (The) (a)	2,524	98,859
FLSmidth & Co. A/S	12,789	478,083
H Lundbeck A/S	2,526	65,139
H+H International A/S - Class B (a)	5,958	209,765
Harboes Bryggeri A/S - Class B (a)	1,454	20,037
ISS A/S (a)	33,398	633,480
Jeudan A/S	2,360	99,346
Jyske Bank A/S (a)	16,358	842,616
Matas A/S	10,988	209,530
Netcompany Group A/S	7,500	799,742
Nilfisk Holding A/S (a)	7,976	262,456
NKT A/S (a)	9,092	439,065
NNIT A/S	2,656	46,565
North Media A/S	679	11,221
NTG Nordic Transport Group A/S (a)	2,706	221,134
Parken Sport & Entertainment A/S (a)	2,351	28,133
PER Aarsleff Holding A/S	5,304	247,871
Ringkjoebing Landbobank A/S	8,462	1,136,658
Royal Unibrew A/S	13,170	1,485,271
RTX A/S (d)	2,486	75,161
Scandinavian Tobacco Group A/S - Class A	18,965	397,924
Schouw & Co. A/S	3,973	345,921
SimCorp A/S	10,560	1,141,513
Solar A/S - B Shares	1,807	217,740
SP Group A/S	468	31,308
Spar Nord Bank A/S	25,025	320,169
Sparekassen Sjaelland-Fyn A/S (a)	452	11,405
Sydbank A/S	17,269	546,361
Tivoli A/S (a) (d)	844	104,333

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2021

Common Stocks—(Continued)

Security Description	Shares	Value

Denmark—(Continued)
Topdanmark A/S	11,821	$662,783
United International Enterprises, Ltd.	606	172,542
Zealand Pharma A/S (a)	8,489	187,656

		15,169,503

Faeroe Islands—0.0%
BankNordik P/F (d)	628	13,435

Finland—2.4%
Aktia Bank Oyj	15,788	220,600
Alma Media Oyj	11,899	146,524
Anora Group Oyj	1,398	17,281
Apetit Oyj (d)	1,205	17,602
Aspo Oyj	7,386	95,497
Atria Oyj	3,290	43,140
BasWare Oyj (a)	2,744	94,559
Bittium Oyj (d)	8,034	48,375
Cargotec Oyj - B Shares	11,623	574,019
Caverion Oyj	25,551	185,861
Citycon Oyj (d)	21,486	170,593
Digia Oyj	6,625	53,056
Enento Group Oyj (a) (d)	3,892	146,163
F-Secure Oyj	26,373	149,131
Finnair Oyj (a) (d)	272,008	183,684
Fiskars Oyj Abp	6,971	182,530
Harvia Oyj	2,955	196,606
HKScan Oyj - A Shares	6,704	12,698
Huhtamaki Oyj	26,983	1,188,008
Ilkka-Yhtyma Oyj	5,725	30,980
Kamux Corp. (d)	4,328	56,409
Kemira Oyj	28,960	436,925
Kojamo Oyj	26,601	642,909
Konecranes Oyj	16,247	643,336
Lassila & Tikanoja Oyj	8,464	129,513
Marimekko Oyj	159	15,298
Metsa Board Oyj - Class B	52,211	507,337
Multitude SE (a)	2,093	9,130
Musti Group Oyj (a)	5,196	183,020
Neles Oyj	31,578	490,354
Nokian Renkaat Oyj	35,666	1,346,610
Olvi Oyj - A Shares	5,028	292,976
Oriola Oyj - A Shares	4,196	9,442
Oriola-KD Oyj - B Shares	38,525	87,845
Orion Oyj - Class A	7,619	313,013
Orion Oyj - Class B	26,553	1,101,859
Outokumpu Oyj (a)	102,277	634,354
Ponsse Oyj	3,208	154,148
QT Group Oyj (a)	3,066	460,632
Raisio Oyj - V Shares	35,039	134,413
Rapala VMC Oyj (a)	8,902	88,261
Raute Oyj - A Shares	72	1,623
Revenio Group Oyj	5,309	335,311
Sanoma Oyj	25,537	396,617
Stockmann Oyj Abp—B Shares (a)	3,752	9,202
Talenom Oyj	1,064	14,167
Teleste Oyj	2,149	12,774

Finland—(Continued)
Terveystalo Oyj	10,444	140,271
TietoEVRY Oyj	22,579	702,201
Tokmanni Group Corp.	13,877	310,079
Uponor Oyj	17,933	427,383
Vaisala Oyj - A Shares	5,709	346,147
Valmet Oyj	38,018	1,618,542
Wartsila Oyj Abp	52,711	734,078
YIT Oyj	39,980	196,318

		16,739,404

France—4.6%
ABC Arbitrage	2,865	23,288
Akka Technologies S.A. (a)	4,296	236,274
AKWEL	3,301	81,757
Albioma S.A.	10,475	408,898
ALD S.A.	13,155	193,647
Altamir Amboise	9,152	264,595
Alten S.A.	6,922	1,243,788
Assystem	2,720	116,123
Aubay	2,423	172,234
Axway Software S.A.	2,132	65,276
Bastide le Confort Medical (d)	1,345	68,847
Beneteau S.A. (a)	15,076	244,107
Bigben Interactive (d)	4,507	82,939
Boiron S.A.	1,869	76,061
Bonduelle SCA	6,411	152,198
Burelle S.A.	101	74,687
Casino Guichard Perrachon S.A. (a) (d)	6,523	171,857
Catering International Services (a) (d)	541	8,562
Cegedim S.A. (a)	2,295	62,645
CGG S.A. (a)	189,243	136,999
Chargeurs S.A.	6,857	203,796
Cie des Alpes (a)	8,244	129,360
Cie Plastic Omnium S.A.	18,690	486,038
Coface S.A. (a)	31,535	449,527
Delta Plus Group (d)	91	9,740
Derichebourg S.A. (a)	33,761	389,543
Electricite de Strasbourg S.A.	329	42,139
Elior Group S.A. (a)	35,740	258,296
Elis S.A. (a)	48,236	835,026
Eramet (a)	3,022	248,202
ESI Group (a)	308	26,087
Esso S.A. Francaise (a) (d)	1,341	21,825
Etablissements Maurel et Prom (a)	12,067	31,314
Eurazeo S.E.	8,648	756,010
Eutelsat Communications S.A.	57,002	697,445
Exel Industries - A Shares (a)	618	54,443
Faurecia SE	27,386	1,302,791
Fnac Darty S.A.	6,777	443,408
Gaztransport Et Technigaz S.A.	5,603	524,134
GEA (d)	165	17,846
GL Events (a) (d)	4,217	83,556
Groupe Crit	1,062	74,944
Groupe Gorge S.A.	395	7,361
Guerbet	2,188	92,850
Haulotte Group S.A. (a)	5,337	29,166

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2021

Common Stocks—(Continued)

Security Description	Shares	Value

France—(Continued)
HEXAOM	1,526	$64,286
ID Logistics Group (a)	796	332,917
Imerys S.A.	7,320	305,083
Infotel S.A.	342	21,882
Interparfums S.A.	1,788	149,415
IPSOS	13,160	617,748
Jacquet Metals S.A.	5,978	143,131
JCDecaux S.A. (a)	13,978	350,242
Kaufman & Broad S.A.	5,175	217,498
Korian S.A.	24,916	789,301
Lagardere SA (a)	13,311	369,379
Laurent-Perrier	1,255	147,839
Lectra	7,396	353,065
Linedata Services	1,348	59,856
LISI	7,422	239,606
LNA Sante S.A.	1,534	87,845
Maisons du Monde S.A.	13,951	323,100
Manitou BF S.A.	3,893	122,116
Manutan International	589	48,141
Mersen S.A.	6,354	267,151
Metropole Television S.A.	8,342	162,905
Neoen S.A. (a) (d)	3,442	149,381
Nexans S.A.	10,012	979,927
Nexity S.A.	12,995	611,132
Nicox (a)	1,834	5,335
NRJ Group	9,690	61,996
Oeneo S.A. (d)	3,143	49,165
OL Groupe S.A. (a)	3,273	7,452
Onxeo S.A. (a)	4,566	2,207
Orpea S.A.	4,040	404,049
Pharmagest Interactive	448	47,903
Plastiques Du Val De Loire (d)	1,576	11,307
Prodways Group S.A. (a)	593	1,990
Quadient SAS	15,239	331,513
Rallye S.A. (a) (d)	9,791	56,158
Recylex S.A. (a) (b) (c) (d)	3,335	1,316
Rexel S.A. (a)	86,695	1,762,382
Robertet S.A.	143	158,651
Rothschild & Co.	8,416	386,167
Rubis SCA	22,815	681,860
Samse S.A.	107	25,096
Savencia S.A.	1,728	120,382
SCOR SE	40,311	1,258,877
Seche Environnement S.A.	1,380	112,732
Societe BIC S.A.	7,557	406,945
Societe LDC S.A.	95	10,469
Societe pour l’Informatique Industrielle	1,887	103,385
Societe Television Francaise 1	17,932	178,056
Soitec (a)	5,748	1,398,031
Solocal Group (a) (d)	33,527	46,851
Somfy S.A.	2,415	484,800
Sopra Steria Group	4,903	876,195
SPIE S.A.	34,853	900,705
STEF S.A.	1,145	132,977
Sword Group	1,089	54,063
Synergie SE	3,366	139,498
Technicolor S.A. (a)	10,799	34,778

France—(Continued)
Technip Energies NV (a)	21,757	317,664
Thermador Groupe	2,148	248,492
Tikehau Capital SCA	7,105	188,068
Total Gabon	324	50,900
Trigano S.A.	2,956	574,500
Union Financiere de France BQE S.A.	1,257	22,972
Valeo	21,568	651,917
Vallourec S.A. (a)	9,500	95,139
Verallia S.A.	7,215	254,241
Vetoquinol S.A.	1,341	201,322
Vicat S.A.	7,909	323,856
VIEL & Cie S.A.	4,205	27,860
Vilmorin & Cie S.A.	2,655	161,951
Virbac S.A.	1,006	485,068
Vranken-Pommery Monopole S.A. (a)	958	19,626
Wavestone	703	43,526

		31,932,968

Georgia—0.0%
Bank of Georgia Group plc	13,336	301,037

Germany—6.6%
1&1 AG	13,864	378,926
7C Solarparken AG (d)	12,140	60,025
Aareal Bank AG	21,487	703,615
ADVA Optical Networking SE (a) (d)	17,098	274,064
AIXTRON SE	1,114	22,725
All for One Steeb AG	498	40,707
Allgeier SE	2,942	186,822
Amadeus Fire AG	597	123,706
Atoss Software AG	1,110	273,862
Aurubis AG	10,200	1,022,736
Basler AG	1,220	220,160
Bauer AG (a)	4,513	50,657
BayWa AG	305	17,053
BayWa AG	5,509	241,802
Bechtle AG	906	64,945
Bertrandt AG	2,127	137,907
bet-at-home.com AG (d)	1,222	17,984
Bijou Brigitte AG (a)	1,603	39,345
Bilfinger SE	10,033	341,281
Borussia Dortmund GmbH & Co. KGaA (Xetra Exchange) (a)	26,685	132,447
CANCOM SE	10,426	702,225
CECONOMY AG (a) (d)	47,148	203,347
CENIT AG	3,413	53,575
Cewe Stiftung & Co. KGaA	1,828	267,237
Commerzbank AG (a)	55,806	425,271
CompuGroup Medical SE & Co KgaA	7,186	581,464
Corestate Capital Holding S.A. (a) (d)	4,473	57,449
CropEnergies AG	9,235	128,788
CTS Eventim AG & Co. KGaA (a)	2,791	204,786
Data Modul AG (d)	138	10,212
Dermapharm Holding SE	2,177	221,304
Deutsche Beteiligungs AG	4,577	207,813
Deutsche Euroshop AG	14,792	246,548
Deutsche Lufthansa AG (a)	32,188	226,509

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2021

Common Stocks—(Continued)

Security Description	Shares	Value

Germany—(Continued)
Deutsche Pfandbriefbank AG	45,896	$551,144
Deutz AG (a)	40,985	306,539
DIC Asset AG	15,921	278,485
DMG Mori AG	849	40,721
Dr. Hoenle AG (d)	2,084	92,677
Draegerwerk AG & Co. KGaA	1,062	65,327
Duerr AG	15,842	723,795
Eckert & Ziegler AG	4,645	497,143
ElringKlinger AG (a)	8,918	112,663
Encavis AG (d)	19,083	337,849
Energiekontor AG	1,621	131,015
EuroEyes International Eye Clinic, Ltd.	10,000	10,517
Evotec SE (a)	6,855	331,495
Fielmann AG	6,684	450,036
First Sensor AG (d)	1,405	72,592
Flatexdegiro AG (a) (d)	3,496	80,504
FORTEC Elektronik AG	253	5,646
Francotyp-Postalia Holding AG (a)	3,300	11,515
Fraport AG Frankfurt Airport Services Worldwide (a)	7,897	530,813
Freenet AG	42,208	1,120,238
Fuchs Petrolub SE	7,604	267,197
GEA Group AG	36,316	1,988,492
Gerresheimer AG (d)	9,767	942,200
Gesco AG (a)	2,953	85,589
GFT Technologies SE	5,130	269,428
Grammer AG (a)	706	14,432
Grand City Properties S.A.	31,748	754,544
GRENKE AG (d)	338	11,797
H&R GmbH & Co. KGaA (a)	4,195	33,522
Hamburger Hafen und Logistik AG	8,624	201,876
Hawesko Holding AG	223	13,396
Heidelberger Druckmaschinen AG (a)	100,140	301,584
Hella GmbH & Co. KGaA (d)	9,008	612,581
Hornbach Baumarkt AG	3,054	165,646
Hornbach Holding AG & Co. KGaA	3,220	485,985
Hugo Boss AG	20,336	1,239,299
Hypoport SE (a)	804	468,176
Indus Holding AG	6,490	241,855
Instone Real Estate Group SE	9,568	181,185
IVU Traffic Technologies AG	4,460	107,148
Jenoptik AG	16,935	715,094
JOST Werke AG	2,840	160,041
K&S AG (a)	59,897	1,035,372
Kloeckner & Co. SE (a)	28,642	349,555
Koenig & Bauer AG (a)	4,373	155,847
Krones AG	4,960	541,600
KSB SE & Co. KGaA	82	43,142
KWS Saat SE	3,725	309,498
LANXESS AG	23,856	1,480,270
Leifheit AG (d)	2,964	124,204
Leoni AG (a) (d)	12,471	140,573
Manz AG (a) (d)	1,272	72,339
Medigene AG (a) (d)	2,446	7,935
METRO AG	25,342	265,918
MLP SE	22,156	216,026
Nagarro SE (a)	2,942	676,451
New Work SE	895	221,186

Germany—(Continued)
Nexus AG	5,374	438,278
Nordex SE (a) (d)	31,718	502,360
Norma Group SE	10,781	415,607
OHB SE	1,607	65,840
Patrizia Immobilien AG	16,379	380,532
Pfeiffer Vacuum Technology AG	1,559	383,393
PNE Wind AG	13,868	132,274
Progress-Werk Oberkirch AG (a)	822	29,687
ProSiebenSat.1 Media SE	59,262	946,138
PSI Software AG	4,019	211,827
PVA TePla AG (a) (d)	1,597	76,074
QSC AG (a) (d)	42,643	95,234
R Stahl AG (a)	1,594	31,033
Rheinmetall AG	13,493	1,276,074
SAF-Holland SE (a)	18,418	258,035
Salzgitter AG (a)	14,950	534,832
Scout24 SE	13,075	916,587
Secunet Security Networks AG	391	183,935
SGL Carbon SE (a)	8,945	78,242
Siltronic AG (d)	6,867	1,099,238
Sirius Real Estate, Ltd.	177,680	340,106
Sixt SE (a) (d)	4,289	759,852
SMA Solar Technology AG (d)	3,992	170,026
Softing AG	3,104	23,883
Software AG (d)	17,469	698,762
Softwareone Holding AG (a)	11,301	243,905
Stabilus S.A.	6,982	512,912
STRATEC SE	1,553	243,583
Stroeer SE & Co. KGaA	8,363	660,120
Suedzucker AG	23,765	358,572
Surteco SE	2,209	95,371
Suss Microtec AG (a)	6,216	148,509
TAG Immobilien AG	43,726	1,225,116
Takkt AG	11,656	203,237
Technotrans AG (d)	2,573	86,418
ThyssenKrupp AG	82,356	907,216
Traffic Systems SE (d)	1,794	68,073
United Internet AG	3,933	156,013
Varta AG (d)	2,851	371,624
VERBIO Vereinigte BioEnergie AG	9,187	630,329
Vossloh AG	3,384	173,978
Wacker Chemie AG	3,316	496,529
Wacker Neuson SE	10,321	296,562
Washtec AG	3,673	229,903
Westwing Group AG (a)	1,155	29,100
Wuestenrot & Wuerttembergische AG	4,932	98,719
Zeal Network SE	2,680	121,411

		45,944,043

Ghana—0.1%
Tullow Oil plc (a)	488,272	306,889

Greenland—0.0%
Gronlandsbanken A/S	140	12,815

Guernsey, Channel Islands—0.0%
Raven Property Group, Ltd. (a)	112,611	51,720

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2021

Common Stocks—(Continued)

Security Description	Shares	Value

Hong Kong—2.1%
Aceso Life Science Group, Ltd. (a)	1,001,000	$25,542
Aeon Credit Service Asia Co., Ltd.	44,000	28,102
Aidigong Maternal & Child Health, Ltd. (a)	180,000	19,855
Allied Group, Ltd.	382,000	133,742
APAC Resources, Ltd.	70,825	10,355
Apollo Future Mobility Group, Ltd. (a) (d)	348,000	20,086
Applied Development Holdings, Ltd. (a)	390,000	4,704
Arta Techfin Corp., Ltd.	180,000	5,425
Asia Financial Holdings, Ltd.	88,000	41,192
Asia Standard International Group, Ltd.	296,000	32,257
Asiasec Properties, Ltd.	88,000	6,666
ASM Pacific Technology, Ltd. (d)	52,000	560,565
Associated International Hotels, Ltd.	14,000	22,084
Bank of East Asia, Ltd. (The)	49,600	71,195
Bel Global Resources Holdings, Ltd. (a) (b) (c)	520,000	0
Blue River Holdings, Ltd. (a)	428,073	5,270
BOCOM International Holdings Co., Ltd.	117,000	27,160
Brightoil Petroleum Holdings, Ltd. (a) (b) (c)	591,000	21,321
Build King Holdings, Ltd.	160,000	19,290
Burwill Holdings, Ltd. (a) (b) (c)	1,566,000	2,671
C-Mer Eye Care Holdings, Ltd. (d)	56,000	49,487
Cafe de Coral Holdings, Ltd.	106,000	188,959
Cathay Pacific Airways, Ltd. (a) (d)	220,000	180,298
Century City International Holdings, Ltd. (a)	616,000	31,995
Chen Hsong Holdings	150,000	46,156
Cheuk Nang Holdings, Ltd.	108,566	33,694
Chevalier International Holdings, Ltd.	75,139	89,617
China Best Group Holding, Ltd. (a)	45,000	2,715
China Energy Development Holdings, Ltd. (a)	3,376,000	65,370
China Motor Bus Co., Ltd.	4,800	59,043
China Solar Energy Holdings, Ltd. (a) (b) (c)	162,000	701
China Star Entertainment, Ltd. (a)	378,000	33,510
China Strategic Holdings, Ltd. (a) (d)	4,927,500	29,074
China Tonghai International Financial, Ltd.	180,000	3,994
Chinese Estates Holdings, Ltd. (d)	151,000	55,778
Chinney Investment, Ltd.	8,000	1,529
Chow Sang Sang Holdings International, Ltd.	111,000	155,181
Chuang’s China Investments, Ltd.	511,500	25,883
Chuang’s Consortium International, Ltd.	382,357	44,493
CK Life Sciences International Holdings, Inc. (d)	304,000	28,854
CMBC Capital Holdings, Ltd.	19,000	11,778
CNT Group, Ltd.	246,000	12,619
Convoy Global Holdings (a) (b) (c)	1,314,000	5,274
Convenience Retail Asia, Ltd.	36,000	3,463
Cowell e Holdings, Inc. (a)	24,000	40,460
Crystal International Group, Ltd.	29,500	9,911
CSI Properties, Ltd.	2,274,023	60,374
Dah Sing Banking Group, Ltd.	139,071	118,784
Dah Sing Financial Holdings, Ltd.	45,460	137,596
Dickson Concepts International, Ltd.	87,500	49,492
DMX Technologies Group, Ltd. (a) (b) (c)	186,000	0
DTXS Silk Road Investment Holdings Co., Ltd. (a)	24,000	11,022
Dynamic Holdings, Ltd.	20,000	26,164
Eagle Nice International Holdings, Ltd.	80,000	48,046
EC Healthcare	48,000	68,602
EcoGreen International Group, Ltd.	118,800	25,749
Emperor Capital Group, Ltd. (a)	984,000	9,856

Hong Kong—(Continued)
Emperor Entertainment Hotel, Ltd.	235,000	25,318
Emperor International Holdings, Ltd.	529,250	63,174
Emperor Watch & Jewellery, Ltd.	1,520,000	39,962
Energy International Investments Holdings, Ltd. (a)	580,000	4,017
ENM Holdings, Ltd. (a)	412,000	29,054
Esprit Holdings, Ltd. (a)	889,275	81,033
Fairwood Holdings, Ltd.	26,500	52,697
Far East Consortium International, Ltd.	391,237	142,502
First Pacific Co., Ltd.	674,000	248,162
Fosun Tourism Group (a) (d)	14,400	19,357
G-Resources Group, Ltd. (a)	123,180	42,340
Genting Hong Kong, Ltd. (a)	327,000	33,971
Get Nice Financial Group, Ltd.	104,000	11,475
Giordano International, Ltd. (d)	446,000	85,162
Glorious Sun Enterprises, Ltd.	393,000	40,822
Gold Finance Holdings, Ltd. (a) (b) (c)	214,000	0
Gold Peak Industries Holdings, Ltd. (a)	277,714	23,533
Golden Resources Development International, Ltd.	370,000	23,726
Good Resources Holdings, Ltd. (a) (b) (c)	420,000	856
GR Properties, Ltd. (a)	82,000	10,619
Great Eagle Holdings, Ltd.	57,687	161,296
Guoco Group, Ltd.	1,000	10,901
Haitong International Securities Group, Ltd. (d)	735,562	158,508
Hang Lung Group, Ltd.	209,000	446,584
Hanison Construction Holdings, Ltd.	148,009	24,677
Harbour Centre Development, Ltd.	88,000	74,033
HKBN, Ltd.	167,500	205,581
HKR International, Ltd.	343,680	136,639
Hon Kwok Land Investment Co., Ltd.	140,000	49,913
Hong Kong Economic Times Holdings, Ltd.	50,000	7,628
Hong Kong Ferry Holdings Co., Ltd.	39,000	27,409
Hong Kong Technology Venture Co., Ltd, (d)	96,000	104,657
Hongkong & Shanghai Hotels (The) (a)	110,902	97,433
Hongkong Chinese, Ltd.	510,000	37,397
Hsin Chong Group Holdings, Ltd. (a) (b) (c)	918,000	7,723
Hung Hing Printing Group, Ltd.	252,000	41,346
Huobi Technology Holdings, Ltd. (a)	10,500	11,058
Hutchison Port Holdings Trust - Class U	1,123,200	252,726
Hutchison Telecommunications Hong Kong Holdings, Ltd.	526,000	84,324
Hypebeast, Ltd. (a)	127,500	17,825
Hysan Development Co., Ltd.	153,000	472,913
Imagi International Holdings, Ltd. (a)	90,112	7,281
International Housewares Retail Co., Ltd.	134,000	48,291
IPE Group, Ltd. (a)	285,000	31,303
IRC, Ltd. (a) (b) (c)	936,000	27,120
ITC Properties Group, Ltd.	182,746	27,188
Jacobson Pharma Corp., Ltd.	90,000	7,272
Johnson Electric Holdings, Ltd.	108,873	230,750
K Wah International Holdings, Ltd.	172,000	66,397
Kader Holdings Co., Ltd. (a)	224,000	12,927
Kam Hing International Holdings, Ltd. (a)	32,000	1,744
Karrie International Holdings, Ltd.	140,000	28,013
Keck Seng Investments Hong Kong, Ltd. (a)	72,000	26,541
Kerry Logistics Network, Ltd. (d)	147,500	360,645
Kerry Properties, Ltd.	148,000	385,452
Kingmaker Footwear Holdings, Ltd.	102,000	12,689
Kingston Financial Group, Ltd. (a)	162,000	7,718
Kowloon Development Co., Ltd.	124,000	163,816

See accompanying notes to financial statements.

BHFTII-13

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2021

Common Stocks—(Continued)

Security Description	Shares	Value

Hong Kong—(Continued)
Lai Sun Development Co., Ltd. (a) (d)	111,919	$61,000
Lai Sun Garment International, Ltd. (a)	129,756	59,241
Lam Soon Hong Kong, Ltd.	15,000	28,702
Landing International Development, Ltd. (a)	310,800	9,208
Landsea Green Group Co., Ltd. (a)	268,000	12,201
Langham Hospitality Investments and Langham Hospitality Investments, Ltd. (a)	207,000	22,309
Lerthai Group, Ltd. (a) (b) (c)	18,000	385
Lifestyle International Holdings, Ltd. (a)	134,500	74,047
Lippo China Resources, Ltd.	2,106,000	31,889
Lippo, Ltd.	122,000	36,768
Liu Chong Hing Investment, Ltd.	78,000	77,535
Luk Fook Holdings International, Ltd.	118,000	317,880
Lung Kee Bermuda Holdings	90,000	43,178
Magnificent Hotel Investment, Ltd. (a)	1,310,000	19,152
Mandarin Oriental International, Ltd. (a)	67,000	150,083
Mason Group Holdings, Ltd. (a)	7,685,000	19,694
Matrix Holdings, Ltd.	36,000	12,004
Melco International Development, Ltd. (a)	165,000	201,271
MH Development, Ltd. (a) (b) (c)	124,000	3,459
Midland Holdings, Ltd. (a)	178,010	21,462
Ming Fai International Holdings, Ltd.	145,000	7,999
Miramar Hotel & Investment	51,000	83,786
Modern Dental Group, Ltd.	79,000	56,134
Nameson Holdings, Ltd.	130,000	8,844
National Electronic Holdings, Ltd.	182,600	24,354
Newocean Energy Holdings, Ltd. (a) (d)	398,000	2,810
Nissin Foods Co., Ltd.	47,000	35,986
NWS Holdings, Ltd. (d)	279,000	261,571
Oriental Watch Holdings	120,484	75,406
Oshidori International Holdings, Ltd. (a)	1,068,000	76,746
Pacific Andes International Holdings, Ltd. (a) (b) (c)	1,819,984	6,395
Pacific Basin Shipping, Ltd.	1,337,000	491,063
Pacific Century Premium Developments, Ltd. (a)	49,788	3,831
Pacific Textiles Holdings, Ltd.	266,000	125,550
Paliburg Holdings, Ltd. (a)	208,000	53,348
Paradise Entertainment, Ltd. (a)	168,000	23,983
PC Partner Group, Ltd.	54,000	94,768
PCCW, Ltd.	760,582	385,351
Perfect Medical Health Management, Ltd. (d)	108,000	78,461
Pico Far East Holdings, Ltd.	318,000	51,795
Playmates Holdings, Ltd.	460,000	45,355
PT International Development Co., Ltd. (a)	186,000	6,308
Public Financial Holdings, Ltd.	166,000	55,322
Regal Hotels International Holdings, Ltd. (a)	126,000	49,448
Regina Miracle International Holdings, Ltd.	71,000	59,188
Sa Sa International Holdings, Ltd. (a) (d)	96,000	20,562
Samson Holding, Ltd. (a)	146,000	4,677
SAS Dragon Holdings, Ltd.	140,000	93,264
SEA Holdings, Ltd. (d)	63,896	48,350
Shangri-La Asia, Ltd. (a)	234,000	195,373
Shun Ho Property Investments, Ltd. (a)	21,615	3,465
Shun Tak Holdings, Ltd. (a)	379,500	104,716
Sing Tao News Corp., Ltd.	212,000	13,859
Singamas Container Holdings, Ltd.	506,000	75,936
SmarTone Telecommunications Holdings, Ltd.	124,888	66,479
Soundwill Holdings, Ltd.	41,500	40,887

Hong Kong—(Continued)
South China Holdings Co., Ltd. (a)	1,240,000	11,927
Stella International Holdings, Ltd.	141,000	170,528
Sun Hung Kai & Co., Ltd.	153,440	81,868
SUNeVision Holdings, Ltd. (d)	176,000	166,582
TAI Cheung Holdings, Ltd.	192,000	118,274
Tan Chong International, Ltd.	63,000	16,240
Tao Heung Holdings, Ltd.	204,000	23,816
Television Broadcasts, Ltd. (a)	97,700	59,020
Texwinca Holdings, Ltd.	300,000	59,637
Tradelink Electronic Commerce, Ltd.	256,000	38,108
Transport International Holdings, Ltd.	62,602	102,769
United Laboratories International Holdings, Ltd. (The)	241,000	134,856
Up Energy Development Group, Ltd. (a) (b) (c)	92,000	286
Upbest Group, Ltd.	16,000	1,683
Value Partners Group, Ltd. (d)	215,000	107,266
Valuetronics Holdings, Ltd.	89,790	36,330
Vedan International Holdings, Ltd.	296,000	26,193
Vitasoy International Holdings, Ltd. (d)	162,000	327,204
VPower Group International Holdings, Ltd.	53,251	8,810
VSTECS Holdings, Ltd.	231,200	216,785
VTech Holdings, Ltd. (d)	42,200	331,032
Wai Kee Holdings, Ltd.	54,000	25,467
Wang On Group, Ltd.	2,200,000	21,161
Wealthking Investments, Ltd. (a)	284,000	29,138
Wing On Co. International, Ltd.	46,000	103,474
Wing Tai Properties, Ltd.	210,000	113,920
YGM Trading, Ltd.	19,000	4,873
Yue Yuen Industrial Holdings, Ltd. (a) (d)	164,000	274,437
Yunfeng Financial Group, Ltd. (a)	34,000	5,887
Zhaobangji Properties Holdings, Ltd. (a)	184,000	10,359

		14,337,269

India—0.0%
Rhi Magnesita NV	3,120	139,224

Ireland—0.5%
AIB Group plc (a)	25,577	62,326
Bank of Ireland Group plc (a)	241,643	1,370,935
C&C Group plc (a)	120,783	378,794
Cairn Homes plc (a)	135,193	173,783
COSMO Pharmaceuticals NV (a) (d)	515	37,030
Dalata Hotel Group plc (a)	2,833	11,976
Datalex plc (a)	5,495	5,937
FBD Holdings plc (a)	10,350	86,533
Glanbia plc	54,184	759,084
Glenveagh Properties plc (a)	77,182	108,240
Greencore Group plc (a)	159,206	278,995
Hostelworld Group plc (a)	16,696	15,549
Irish Continental Group plc (a)	33,406	171,962
Keywords Studios plc	5,158	205,117
Permanent TSB Group Holdings plc (a)	15,086	27,475

		3,693,736

Isle of Man—0.0%
Hansard Global plc	2,566	1,688

See accompanying notes to financial statements.

BHFTII-14

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2021

Common Stocks—(Continued)

Security Description	Shares	Value

Isle of Man—(Continued)
Strix Group plc	35,085	$144,301

		145,989

Israel—1.9%
Adgar Investment and Development, Ltd.	7,358	19,197
Afcon Holdings, Ltd.	771	51,804
AFI Properties, Ltd.	4,055	268,717
Africa Israel Residences, Ltd.	880	56,514
Airport City, Ltd. (a)	1	11
Allot, Ltd. (a)	10,216	120,738
Alrov Properties and Lodgings, Ltd. (a)	2,780	170,768
Arad, Ltd.	2,224	35,327
Ashtrom Group, Ltd.	11,984	325,211
Atreyu Capital Markets, Ltd.	2,021	43,729
AudioCodes, Ltd.	1	22
AudioCodes, Ltd. (d)	5,369	186,519
Avgol Industries 1953, Ltd. (a)	27,883	24,101
Azorim-Investment Development & Construction Co., Ltd. (a)	31,528	188,537
Bet Shemesh Engines Holdings, Ltd. (a)	2,139	46,899
BioLine RX, Ltd. (a)	1	0
Blue Square Real Estate, Ltd.	1,940	175,205
Camtek, Ltd. (a)	5,058	230,446
Carasso Motors, Ltd.	5,984	39,273
Cellcom Israel, Ltd. (a)	24,928	139,877
Ceragon Networks, Ltd. (a) (d)	14,799	38,181
Clal Insurance Enterprises Holdings, Ltd. (a)	9,933	254,832
Compugen, Ltd. (a)	1,588	6,823
Danel Adir Yeoshua, Ltd.	1,759	398,204
Delek Automotive Systems, Ltd.	12,832	181,652
Delek Group, Ltd. (a)	773	63,262
Delta-Galil Industries, Ltd.	3,185	218,811
Dor Alon Energy in Israel, Ltd.	2,364	73,820
Duniec Brothers, Ltd.	915	66,371
Electra Consumer Products 1970, Ltd.	3,289	190,358
Electra Real Estate, Ltd.	6,750	134,458
Electra, Ltd.	591	409,496
Energix-Renewable Energies, Ltd.	35,157	149,284
Enlight Renewable Energy, Ltd. (a)	183,871	453,064
Equital, Ltd. (a)	8,196	314,023
FMS Enterprises Migun, Ltd.	1,295	41,648
Formula Systems 1985, Ltd.	3,277	399,306
Fox Wizel, Ltd.	2,684	482,948
Gav-Yam Lands Corp., Ltd.	31,000	383,066
Gilat Satellite Networks, Ltd.	9,844	70,761
Hadera Paper, Ltd.	1,104	80,780
Harel Insurance Investments & Financial Services, Ltd.	31,928	361,839
Hilan, Ltd.	4,492	299,970
IDI Insurance Co., Ltd.	2,662	97,185
IES Holdings, Ltd.	569	51,683
Inrom Construction Industries, Ltd.	22,474	111,432
Isracard, Ltd.	20,692	102,057
Israel Canada T.R., Ltd.	36,696	236,693
Israel Land Development Co., Ltd. (The)	3,950	67,603
Isras Investment Co., Ltd.	541	143,219
Issta Lines, Ltd. (a)	1,175	34,074
Kamada, Ltd. (a)	11,729	77,427

Israel—(Continued)
Kerur Holdings, Ltd.	2,088	67,054
Klil Industries, Ltd.	315	31,561
Levinstein Properties, Ltd.	1,208	45,489
M Yochananof & Sons, Ltd.	586	44,399
Magic Software Enterprises, Ltd.	9,462	200,809
Malam - Team, Ltd.	3,350	122,152
Matrix IT, Ltd.	10,787	327,495
Maytronics, Ltd.	1	13
Mediterranean Towers, Ltd.	28,011	85,078
Mega Or Holdings, Ltd.	4,941	226,993
Mehadrin, Ltd. (a)	108	6,341
Meitav Dash Investments, Ltd.	8,613	46,279
Menora Mivtachim Holdings, Ltd.	8,846	209,410
Migdal Insurance & Financial Holding, Ltd.	94,179	155,221
Mivtach Shamir Holdings, Ltd.	1,966	72,234
Mizrahi Tefahot Bank, Ltd.	1	35
Naphtha Israel Petroleum Corp., Ltd. (a)	14,775	106,287
Nawi Brothers, Ltd.	4,888	50,033
Neto ME Holdings, Ltd.	788	45,809
Novolog, Ltd.	32,840	31,321
NR Spuntech Industries, Ltd.	3,848	8,756
Oil Refineries, Ltd. (a)	418,554	120,194
One Software Technologies, Ltd.	9,000	179,082
OPC Energy, Ltd. (a)	12,669	141,817
Partner Communications Co., Ltd. (a)	36,424	296,065
Paz Oil Co., Ltd. (a)	2,185	271,467
Perion Network, Ltd. (a)	5,723	139,449
Phoenix Holdings, Ltd. (The)	1,665	21,513
Plasson Industries, Ltd.	1,078	76,152
Plus500, Ltd.	25,321	465,768
Priortech, Ltd. (a)	2,244	85,131
Rami Levi Chain Stores Hashikma Marketing, Ltd.	2,198	164,979
Sano-Brunos Enterprises, Ltd.	46	5,329
Scope Metals Group, Ltd.	1,844	76,809
Shikun & Binui, Ltd. (a)	1	3
Shufersal, Ltd.	16,784	139,592
Summit Real Estate Holdings, Ltd. (a)	8,001	168,623
Suny Cellular Communication, Ltd.	16,495	8,907
Tadiran Group, Ltd.	855	119,611
Telsys, Ltd.	297	16,491
Tera Light, Ltd. (a)	8,846	21,297
Tremor International, Ltd. (ADR) (a) (d)	7,429	112,549
Victory Supermarket Chain, Ltd.	589	12,596
YH Dimri Construction & Development, Ltd.	1,750	170,189

		12,813,607

Italy—3.5%
A2A S.p.A.	472,680	920,355
ACEA S.p.A.	15,403	328,124
Aeffe S.p.A. (a)	11,359	35,651
Anima Holding S.p.A.	92,515	469,015
Aquafil S.p.A. (a)	3,537	30,766
Arnoldo Mondadori Editore S.p.A. (a)	54,123	124,935
Ascopiave S.p.A.	19,908	78,479
Autostrade Meridionali S.p.A.	777	24,672
Avio S.p.A. (d)	6,077	80,961

See accompanying notes to financial statements.

BHFTII-15

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2021

Common Stocks—(Continued)

Security Description	Shares	Value

Italy—(Continued)
Azimut Holding S.p.A.	33,841	$944,635
Banca Carige S.p.A. (a) (b) (c)	156	133
Banca Farmafactoring S.p.A.	40,885	330,159
Banca Generali S.p.A.	19,702	863,068
Banca IFIS S.p.A.	7,714	148,654
Banca Mediolanum S.p.A.	34,040	333,681
Banca Popolare dell’Emilia Romagna SC	310,312	639,141
Banca Popolare di Sondrio Scarl	161,515	678,712
Banca Profilo S.p.A. (d)	117,883	28,568
Banca Sistema S.p.A. (d)	13,168	31,553
Banco BPM S.p.A.	456,529	1,368,597
Banco di Desio e della Brianza S.p.A.	20,306	69,802
Be Shaping The Future S.p.A	29,207	91,529
Brembo S.p.A. (d)	27,115	385,061
Brunello Cucinelli S.p.A. (a)	9,914	680,835
Buzzi Unicem S.p.A.	30,531	655,413
Cairo Communication S.p.A.	25,255	58,541
Carel Industries S.p.A.	5,874	176,359
Cementir Holding NV	18,579	176,365
CIR SpA-Compagnie Industriali (a)	315,684	168,848
Credito Emiliano S.p.A.	23,832	157,774
d’Amico International Shipping S.A. (a)	115,150	12,379
Danieli & C Officine Meccaniche S.p.A. (Savings Shares)	2,770	54,053
Danieli & C Officine Meccaniche S.p.A. (d)	4,407	135,121
De’Longhi S.p.A.	17,430	622,777
DeA Capital S.p.A.	32,300	48,153
doValue S.p.A.	2,051	19,578
Elica S.p.A. (a)	11,044	45,817
Emak S.p.A.	23,063	55,437
Enav S.p.A. (a)	13,326	59,303
ERG S.p.A.	16,018	515,917
Esprinet S.p.A.	12,105	176,842
Eurotech S.p.A. (a) (d)	13,076	75,156
Fila S.p.A.	3,057	33,533
Fincantieri S.p.A. (a) (d)	93,136	63,979
FNM S.p.A. (a)	55,327	38,511
Geox S.p.A. (a) (d)	34,378	41,822
Gruppo MutuiOnline S.p.A.	8,426	421,381
Hera S.p.A.	272,570	1,129,831
Illimity Bank S.p.A. (a)	9,143	136,285
IMMSI S.p.A. (a)	51,196	25,261
Intek Group S.p.A. (a)	80,757	46,181
Interpump Group S.p.A.	6,219	452,694
Iren S.p.A.	217,068	652,724
Italgas S.p.A.	151,950	1,042,174
Italmobiliare S.p.A.	4,207	155,295
IVS Group S.A. (a) (d)	3,278	21,343
Juventus Football Club S.p.A. (a) (d)	259,483	101,353
La Doria S.p.A.	3,877	72,640
Leonardo S.p.A. (a) (d)	98,520	703,007
LU-VE S.p.A.	1,991	54,412
Maire Tecnimont S.p.A. (d)	42,334	198,735
Openjobmetis S.p.A. agenzia per il lavoro	1,209	17,629
OVS S.p.A. (a)	72,276	208,427
Pharmanutra S.p.A.	248	21,275
Piaggio & C S.p.A.	60,717	197,605
Pirelli & C S.p.A.	101,331	699,299

Italy—(Continued)
Prima Industrie S.p.A. (a)	1,853	38,858
RAI Way S.p.A.	24,727	146,601
Reply S.p.A.	6,087	1,228,715
Rizzoli Corriere Della Sera Mediagroup S.p.A.	39,016	39,257
Sabaf S.p.A.	3,059	83,194
SAES Getters S.p.A.	1,024	28,629
Safilo Group S.p.A. (a) (d)	12,212	21,814
Saipem S.p.A. (a) (d)	197,655	414,519
Salvatore Ferragamo S.p.A. (a)	7,422	189,735
Saras S.p.A. (a) (d)	169,450	105,695
Servizi Italia S.p.A. (a)	1,701	4,016
Sesa S.p.A.	2,065	404,643
Sogefi S.p.A. (a)	24,822	33,371
SOL S.p.A.	11,001	263,204
Tamburi Investment Partners S.p.A.	38,251	429,491
Technogym S.p.A.	31,905	305,287
Tinexta S.p.A.	6,919	298,200
Tod’s S.p.A. (a) (d)	3,369	187,525
TXT e-solutions S.p.A.	2,997	34,496
Uni Land S.p.A. (a) (b) (c)	4,937	0
Unieuro S.p.A. (d)	3,192	75,624
Unipol Gruppo Finanziario S.p.A.	133,549	721,462
UnipolSai Assicurazioni S.p.A.	33,327	93,666
Webuild S.p.A.	70,140	166,051
Zignago Vetro S.p.A.	6,769	132,541

		23,882,909

Japan—21.9%
77 Bank, Ltd. (The)	17,700	205,443
A&A Material Corp.	1,200	9,672
A&D Co., Ltd.	6,000	65,888
A/S One Corp.	1,400	93,843
Access Co., Ltd. (a)	2,800	17,163
Achilles Corp.	4,800	52,121
Ad-sol Nissin Corp.	1,900	29,491
Adastria Co., Ltd.	8,040	113,047
ADEKA Corp.	26,900	600,395
Advan Group Co., Ltd.	6,700	56,562
Advance Create Co., Ltd.	1,600	15,315
Advanced Media, Inc. (a)	2,500	13,976
Advantage Risk Management Co., Ltd.	1,300	7,912
Adventure, Inc. (d)	600	37,095
Aeon Delight Co., Ltd.	6,200	181,233
Aeon Fantasy Co., Ltd. (d)	2,400	38,857
AEON Financial Service Co., Ltd.	7,200	77,749
Aeon Hokkaido Corp. (d)	4,800	52,874
Aeon Kyushu Co. Ltd.	600	11,555
Aeria, Inc. (d)	2,200	7,651
AFC-HD AMS Life Science Co., Ltd.	1,900	14,388
Agro-Kanesho Co., Ltd. (d)	1,000	11,493
Ahresty Corp.	9,200	31,035
Ai Holdings Corp.	10,200	170,628
Aica Kogyo Co., Ltd.	7,900	228,382
Aichi Bank, Ltd. (The)	2,600	105,450
Aichi Corp.	10,800	75,961
Aichi Steel Corp.	3,200	69,303

See accompanying notes to financial statements.

BHFTII-16

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2021

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Aichi Tokei Denki Co., Ltd.	1,000	$46,778
Aida Engineering, Ltd.	16,900	157,078
Aiful Corp.	106,300	329,018
Ain Holdings, Inc. (d)	5,800	288,939
Ainavo Holdings Co., Ltd. (d)	1,100	9,867
Aiphone Co., Ltd.	3,800	70,137
Airport Facilities Co., Ltd.	7,500	35,863
Aisan Industry Co., Ltd.	10,400	69,263
Aizawa Securities Group Co., Ltd. (d)	11,000	97,644
Ajis Co., Ltd.	500	13,627
Akatsuki Corp. (d)	8,100	25,070
Akatsuki, Inc. (d)	1,500	37,598
Akebono Brake Industry Co., Ltd. (a)	17,400	27,986
Akita Bank, Ltd. (The)	4,100	58,280
Albis Co., Ltd.	1,600	31,204
Alconix Corp.	6,400	74,391
Alinco, Inc. (d)	4,600	39,233
Alleanza Holdings Co., Ltd.	1,400	13,255
Alpen Co., Ltd. (d)	4,800	89,139
Alpha Corp. (d)	2,200	22,324
Alps Alpine Co., Ltd. (d)	55,800	526,408
Alps Logistics Co., Ltd.	6,000	58,371
Altech Corp.	4,520	74,704
Amano Corp.	14,400	330,408
Amiyaki Tei Co., Ltd.	1,100	28,192
Amuse, Inc. (d)	2,800	50,999
Anabuki Kosan, Inc. (d)	800	13,389
Anest Iwata Corp.	10,400	80,386
Anicom Holdings, Inc.	8,800	63,429
Anritsu Corp. (d)	31,300	483,567
Aohata Corp.	500	10,202
AOI Electronics Co., Ltd.	1,100	24,116
AOKI Holdings, Inc.	12,500	67,057
Aomori Bank, Ltd. (The) (d)	6,100	93,937
Aoyama Trading Co., Ltd. (a)	14,500	84,340
Aoyama Zaisan Networks Co., Ltd.	2,800	36,978
Aozora Bank, Ltd. (d)	8,000	175,017
Apaman Co., Ltd.	2,100	8,581
Arakawa Chemical Industries, Ltd.	4,600	47,673
Arata Corp.	4,200	160,849
Arcland Service Holdings Co., Ltd.	4,000	78,734
Arcs Co., Ltd. (d)	13,364	247,828
Arealink Co., Ltd.	3,100	41,399
Argo Graphics, Inc.	4,800	134,586
Arisawa Manufacturing Co., Ltd. (d)	10,600	90,961
ARTERIA Networks Corp.	3,000	40,297
Artiza Networks, Inc.	1,800	18,576
Artnature, Inc.	5,000	31,776
ArtSpark Holdings, Inc.	6,900	56,696
Aruhi Corp. (d)	4,100	37,179
Asahi Broadcasting Corp.	2,400	14,835
Asahi Co., Ltd.	4,500	56,651
Asahi Diamond Industrial Co., Ltd.	17,700	100,750
Asahi Holdings, Inc. (d)	19,200	342,199
Asahi Intelligence Service Co., Ltd.	100	1,101
Asahi Kogyosha Co., Ltd. (d)	1,200	32,967

Japan—(Continued)
Asahi Net, Inc.	5,000	26,343
Asahi Printing Co., Ltd.	400	2,803
ASAHI YUKIZAI Corp. (d)	5,000	74,857
Asahipen Corp. (d)	400	6,825
Asante, Inc. (d)	2,300	34,393
Asanuma Corp.	2,400	114,599
Asax Co., Ltd. (d)	5,400	33,183
Ashimori Industry Co., Ltd. (a)	1,600	12,823
Asia Pile Holdings Corp.	3,800	14,845
ASKA Pharmaceutical Holdings Co., Ltd.	7,500	65,664
ASKUL Corp.	7,500	100,025
Astena Holdings Co., Ltd. (d)	9,000	37,950
Atrae, Inc. (a)	3,200	67,372
Atsugi Co., Ltd. (a)	6,100	29,963
Aucnet, Inc. (d)	2,700	39,210
Autobacs Seven Co., Ltd. (d)	20,400	248,828
Avant Corp.	5,800	60,462
Avantia Co., Ltd.	3,000	22,954
Avex, Inc.	6,700	83,998
Awa Bank, Ltd. (The)	10,300	194,378
Axell Corp.	3,800	39,678
Axial Retailing, Inc.	5,100	149,421
Axyz Co., Ltd.	500	14,093
Bando Chemical Industries, Ltd.	12,000	93,166
Bank of Iwate, Ltd. (The)	5,400	87,699
Bank of Kochi, Ltd. (The) (d)	1,600	10,737
Bank of Nagoya, Ltd. (The)	4,200	99,994
Bank of Saga, Ltd. (The)	5,100	64,190
Bank of the Ryukyus, Ltd.	15,800	104,812
Baroque Japan, Ltd.	3,100	23,044
Beauty Garage, Inc.	800	21,529
Beenos, Inc.	1,200	26,084
Belc Co., Ltd.	2,800	137,052
Bell System24 Holdings, Inc.	8,200	89,188
Belluna Co., Ltd. (d)	16,800	103,555
Benesse Holdings, Inc.	13,000	254,773
BeNEXT Group, Inc.	13,853	203,901
Bengo4.com, Inc. (a)	1,400	74,130
Bic Camera, Inc. (d)	18,000	150,702
Bike O & Co., Ltd. (d)	1,600	14,427
BML, Inc. (d)	7,200	223,784
Bookoff Group Holdings, Ltd. (d)	3,500	30,671
Bourbon Corp.	2,100	43,960
BP Castrol KK (d)	2,600	30,805
Br Holdings Corp.	7,400	22,453
BrainPad, Inc. (a)	3,300	43,375
Broadleaf Co., Ltd. (d)	24,600	93,250
Bull-Dog Sauce Co., Ltd. (d)	1,200	21,877
Bunka Shutter Co., Ltd. (d)	19,000	177,407
Business Brain Showa-Ota, Inc. (d)	2,600	46,338
Business Engineering Corp.	400	13,443
C Uyemura & Co., Ltd.	4,800	257,896
C.I. Takiron Corp.	16,300	79,787
CAC Holdings Corp. (d)	4,400	55,508
Canare Electric Co., Ltd.	800	11,894
Canon Electronics, Inc.	6,000	82,732
Carenet, Inc. (d)	3,600	33,524

See accompanying notes to financial statements.

BHFTII-17

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2021

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Carlit Holdings Co., Ltd.	7,300	$44,663
Casa, Inc.	1,000	8,088
Cawachi, Ltd.	4,000	76,575
CDS Co., Ltd. (d)	700	9,830
CellSource Co., Ltd. (a) (d)	600	28,329
Central Automotive Products, Ltd.	3,000	77,540
Central Glass Co., Ltd. (d)	10,900	202,044
Central Security Patrols Co., Ltd. (d)	2,300	48,252
Central Sports Co., Ltd. (d)	2,400	51,120
Ceres, Inc. (d)	1,600	34,002
Charm Care Corp. (d)	3,800	48,140
Chiba Kogyo Bank, Ltd. (The)	16,000	36,864
Chilled & Frozen Logistics Holdings Co., Ltd. (d)	2,800	41,022
Chino Corp.	2,700	39,295
Chiyoda Co., Ltd. (d)	5,800	39,180
Chiyoda Corp. (a)	33,100	101,300
Chiyoda Integre Co., Ltd.	3,900	68,330
Chofu Seisakusho Co., Ltd.	5,700	100,921
Chori Co., Ltd. (d)	4,300	68,302
Chubu Shiryo Co., Ltd.	6,800	58,232
Chudenko Corp.	8,200	151,565
Chuetsu Pulp & Paper Co., Ltd.	1,900	15,891
Chugai Ro Co., Ltd.	1,400	19,791
Chugoku Bank, Ltd. (The) (d)	36,700	287,487
Chugoku Marine Paints, Ltd. (d)	13,000	107,368
Chukyo Bank, Ltd. (The)	3,900	61,486
Chuo Gyorui Co., Ltd.	200	5,223
Chuo Spring Co., Ltd.	4,300	31,632
Citizen Watch Co., Ltd.	83,700	361,625
CKD Corp.	8,900	180,850
Cleanup Corp.	7,300	34,638
CMIC Holdings Co., Ltd.	3,900	51,912
CMK Corp. (a)	15,500	93,394
COLOPL, Inc.	5,300	30,273
Colowide Co., Ltd. (d)	2,400	33,990
Como Co., Ltd. (d)	400	9,476
Computer Engineering & Consulting, Ltd.	8,200	77,424
Computer Institute of Japan, Ltd.	3,400	25,569
Comture Corp. (d)	5,900	184,187
CONEXIO Corp.	4,600	59,029
Core Corp.	2,500	36,016
Corona Corp.	4,400	34,662
Cosel Co., Ltd. (d)	8,100	60,139
Cosmo Energy Holdings Co., Ltd.	18,100	353,749
Cosmos Initia Co., Ltd.	3,500	13,998
Cota Co., Ltd.	4,525	64,948
Create Medic Co., Ltd.	1,800	15,320
Create Restaurants Holdings, Inc. (d)	13,300	83,429
Create SD Holdings Co., Ltd.	4,600	127,124
Credit Saison Co., Ltd.	38,200	401,540
Creek & River Co., Ltd.	3,900	69,072
Cresco, Ltd.	4,000	72,717
CTI Engineering Co., Ltd.	3,900	84,699
CTS Co., Ltd.	7,700	56,302
Cube System, Inc. (d)	2,500	22,713
Curves Holdings Co., Ltd.	5,300	36,589
Cyber Com Co., Ltd.	1,100	11,282

Japan—(Continued)
Cybozu, Inc. (d)	5,300	83,732
Dai Nippon Toryo Co., Ltd.	7,800	56,081
Dai-Dan Co., Ltd.	4,600	91,902
Daibiru Corp. (d)	16,100	309,268
Daicel Corp. (d)	40,500	279,933
Daido Kogyo Co., Ltd.	2,000	17,371
Daido Metal Co., Ltd.	13,400	70,601
Daido Steel Co., Ltd. (d)	7,600	275,544
Daidoh, Ltd. (a)	10,800	13,697
Daihatsu Diesel Manufacturing Co., Ltd.	6,700	30,523
Daihen Corp.	5,600	232,490
Daiho Corp. (d)	4,200	144,879
Daiichi Jitsugyo Co., Ltd.	2,800	120,576
Daiichi Kigenso Kagaku-Kogyo Co., Ltd.	5,000	53,952
Daiichikosho Co., Ltd.	1,100	33,282
Daiken Corp.	4,100	77,388
Daiken Medical Co., Ltd. (d)	4,400	21,422
Daiki Aluminium Industry Co., Ltd. (d)	9,000	124,971
Daiki Axis Co., Ltd. (d)	1,300	9,494
Daiko Denshi Tsushin, Ltd.	1,300	5,007
Daikoku Denki Co., Ltd.	2,700	28,351
Daikokutenbussan Co., Ltd.	1,300	58,207
Daikyonishikawa Corp. (d)	11,600	58,998
Dainichi Co., Ltd.	4,100	27,197
Dainichiseika Color & Chemicals Manufacturing Co., Ltd. (d)	4,000	81,522
Daiohs Corp. (a)	900	7,902
Daiseki Co., Ltd.	12,839	570,414
Daishi Hokuetsu Financial Group, Inc.	10,300	227,201
Daishinku Corp. (d)	10,400	140,716
Daisue Construction Co., Ltd.	2,300	27,852
Daito Bank, Ltd. (The)	5,200	34,314
Daito Pharmaceutical Co., Ltd.	3,960	102,030
Daitron Co., Ltd.	2,400	44,780
Daiwa Industries, Ltd. (d)	11,000	120,634
Daiwabo Holdings Co., Ltd.	26,000	415,953
DATA HORIZON Co., Ltd. (d)	900	14,469
DCM Holdings Co., Ltd.	33,100	306,473
Dear Life Co., Ltd.	7,500	35,754
Delica Foods Holdings Co., Ltd.	600	3,225
DeNA Co., Ltd.	19,200	295,634
Densan System Holdings Co., Ltd. (d)	1,700	40,378
Denyo Co., Ltd.	4,800	77,072
Dexerials Corp.	15,300	552,747
DIC Corp. (d)	10,900	274,954
Digital Arts, Inc.	2,900	211,717
Digital Garage, Inc.	7,400	314,944
Digital Holdings, Inc. (a) (d)	2,100	23,984
Digital Information Technologies Corp.	2,100	24,386
Dip Corp.	7,700	262,117
Direct Marketing MiX, Inc.	800	11,581
DKK Co., Ltd. (d)	3,300	71,898
DKS Co., Ltd.	2,800	78,087
DMG Mori Co., Ltd. (d)	28,400	488,192
DMW Corp.	700	22,082
Doshisha Co., Ltd.	7,400	100,746
Double Standard, Inc.	1,400	36,335
Doutor Nichires Holdings Co., Ltd. (d)	7,600	105,852

See accompanying notes to financial statements.

BHFTII-18

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2021

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Dowa Holdings Co., Ltd.	7,700	$323,694
Drecom Co., Ltd. (a) (d)	2,700	10,728
DTS Corp.	11,700	256,753
Duskin Co., Ltd.	12,500	305,483
DyDo Group Holdings, Inc. (d)	3,200	131,654
Dynic Corp.	3,200	20,038
E-Guardian, Inc. (d)	2,400	70,790
Eagle Industry Co., Ltd. (d)	7,800	74,869
Earth Corp. (d)	3,100	165,215
EAT&Holdings Co., Ltd.	1,400	27,192
Ebara Foods Industry, Inc.	700	16,338
Ebara Jitsugyo Co., Ltd. (d)	3,000	64,866
Ebase Co., Ltd.	4,800	26,901
Eco’s Co., Ltd.	2,100	34,817
EDION Corp. (d)	22,500	209,894
Edulab, Inc. (a)	300	2,608
EF-ON, Inc.	6,100	32,777
eGuarantee, Inc.	8,200	164,980
Ehime Bank, Ltd. (The) (d)	11,400	82,613
Eidai Co., Ltd.	10,000	25,230
Eiken Chemical Co., Ltd.	7,500	125,696
Eizo Corp.	4,400	154,357
Elan Corp. (d)	8,200	79,137
Elecom Co., Ltd.	9,400	123,340
Electric Power Development Co., Ltd.	28,800	382,333
Elematec Corp.	6,800	63,852
en-japan, Inc.	6,500	183,667
Endo Lighting Corp.	2,600	24,415
Enigmo, Inc.	6,400	42,348
Enplas Corp.	2,500	59,253
Enshu, Ltd. (d)	2,300	12,357
Entrust, Inc.	1,500	9,820
eRex Co., Ltd. (d)	8,000	141,968
ES-Con Japan, Ltd. (d)	4,900	33,356
Escrow Agent Japan, Inc.	5,100	7,538
Eslead Corp.	2,700	39,553
ESPEC Corp.	6,500	125,820
Exedy Corp.	9,100	131,728
Ezaki Glico Co., Ltd.	7,600	241,448
F&M Co., Ltd.	1,600	32,839
F-Tech, Inc. (d)	6,000	30,986
Faith, Inc.	2,680	15,937
FALCO HOLDINGS Co., Ltd.	3,100	55,465
FAN Communications, Inc.	11,700	39,469
FCC Co., Ltd.	10,500	136,659
FDK Corp. (a) (d)	3,600	31,332
Feed One Co., Ltd.	8,276	50,438
Ferrotec Holdings Corp.	10,400	378,267
FFRI Security, Inc. (a) (d)	1,000	11,312
Fibergate, Inc.	1,800	19,825
FIDEA Holdings Co., Ltd.	6,250	72,496
Fields Corp.	6,000	26,657
Financial Products Group Co., Ltd.	2,600	15,462
FINDEX, Inc.	3,900	34,112
First Bank of Toyama, Ltd. (The)	10,700	27,442
First Brothers Co., Ltd.	900	7,193
First Juken Co., Ltd.	1,600	16,842

Japan—(Continued)
First-corp, Inc.	1,600	10,307
Fixstars Corp.	2,700	20,916
FJ Next Holdings Co., Ltd.	3,800	33,301
Focus Systems Corp.	2,900	24,936
Forval Corp.	1,900	16,931
Foster Electric Co., Ltd.	7,400	46,902
France Bed Holdings Co., Ltd.	9,300	74,546
Freebit Co., Ltd.	2,100	18,532
Freund Corp.	2,400	16,390
FTGroup Co., Ltd.	1,500	15,893
Fudo Tetra Corp. (d)	6,030	87,760
Fuji Co., Ltd. (d)	6,700	113,760
Fuji Corp.	15,100	337,590
Fuji Corp., Ltd. (d)	8,600	51,814
Fuji Corp/Miyagi (d)	1,200	12,263
Fuji Kyuko Co., Ltd. (d)	4,000	141,595
Fuji Media Holdings, Inc.	9,700	93,211
Fuji Oil Co., Ltd.	21,100	46,907
Fuji Oil Holdings, Inc.	10,600	213,802
Fuji Pharma Co., Ltd. (d)	4,600	41,072
Fuji Seal International, Inc.	12,100	222,817
Fuji Soft, Inc. (d)	4,900	236,443
Fujibo Holdings, Inc.	3,300	117,777
Fujicco Co., Ltd. (d)	6,500	106,163
Fujikura Composites, Inc.	5,800	46,092
Fujikura Kasei Co., Ltd.	9,500	41,296
Fujikura, Ltd. (a)	76,500	375,807
Fujimi, Inc.	2,500	168,462
Fujimori Kogyo Co., Ltd.	4,900	174,472
Fujisash Co., Ltd.	24,500	15,948
Fujishoji Co., Ltd.	1,300	9,977
Fujitec Co., Ltd.	9,600	210,339
Fujiya Co., Ltd. (d)	3,300	65,011
FuKoKu Co., Ltd.	5,100	45,095
Fukuda Corp. (d)	2,100	78,798
Fukuda Denshi Co., Ltd.	2,100	156,825
Fukui Bank, Ltd. (The) (d)	5,400	65,909
Fukui Computer Holdings, Inc. (d)	2,700	80,983
Fukushima Bank, Ltd. (The) (a)	11,200	22,591
Fukushima Galilei Co., Ltd. (d)	3,800	157,590
Fukuyama Transporting Co., Ltd.	3,200	109,200
FULLCAST Holdings Co., Ltd. (d)	5,400	115,232
Funai Soken Holdings, Inc.	10,370	236,224
Furukawa Battery Co., Ltd. (The) (d)	5,000	61,468
Furukawa Co., Ltd.	10,500	115,938
Furukawa Electric Co., Ltd. (d)	20,900	420,985
Furuno Electric Co., Ltd.	8,400	88,449
Furuya Metal Co., Ltd.	800	83,959
Furyu Corp.	4,300	51,219
Fuso Chemical Co., Ltd.	4,600	194,169
Fuso Pharmaceutical Industries, Ltd.	2,600	58,769
Futaba Corp. (d)	10,200	61,988
Futaba Industrial Co., Ltd.	19,600	74,128
Future Corp.	11,200	169,234
Fuyo General Lease Co., Ltd.	5,100	353,400
G Three Holdings Corp. (a) (d)	600	1,805
G-7 Holdings, Inc.	5,800	85,118

See accompanying notes to financial statements.

BHFTII-19

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2021

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
G-Tekt Corp.	7,700	$95,667
Gakken Holdings Co., Ltd.	6,400	58,201
Gakkyusha Co., Ltd.	2,800	37,756
Gecoss Corp.	4,600	32,993
Genki Sushi Co., Ltd.	1,600	35,429
Genky DrugStores Co., Ltd.	2,400	128,116
Geo Holdings Corp.	8,100	87,108
GL Sciences, Inc.	1,300	35,835
GLOBERIDE, Inc.	5,200	142,869
Glory, Ltd.	13,000	247,410
GMO Click Holdings, Inc. (d)	8,000	58,773
GMO Cloud K.K. (d)	1,000	36,165
GMO Financial Gate, Inc.	200	48,551
GMO Pepabo, Inc. (d)	700	15,573
GNI Group, Ltd. (a) (d)	6,000	77,260
Godo Steel, Ltd. (d)	3,500	42,024
Goldcrest Co., Ltd.	6,230	87,691
Golf Digest Online, Inc.	900	9,268
Good Com Asset Co., Ltd.	1,600	15,998
Grace Technology, Inc.	5,400	17,482
Grandy House Corp.	3,600	15,368
GS Yuasa Corp. (d)	15,900	353,626
GSI Creos Corp. (d)	3,600	36,995
Gun-Ei Chemical Industry Co., Ltd.	1,800	59,260
GungHo Online Entertainment, Inc. (a) (d)	10,500	236,253
Gunma Bank, Ltd. (The)	84,300	257,639
Gunze, Ltd.	4,800	168,250
H-One Co., Ltd.	6,000	35,264
H.U. Group Holdings, Inc. (d)	14,400	364,897
H2O Retailing Corp. (d)	24,100	169,719
HABA Laboratories, Inc.	700	14,922
Hachijuni Bank, Ltd. (The)	67,100	229,090
Hagihara Industries, Inc.	4,000	44,375
Hagiwara Electric Holdings Co., Ltd.	2,400	43,734
Hakudo Co., Ltd. (d)	2,400	61,684
Hakuto Co., Ltd.	4,900	112,300
Halows Co., Ltd.	1,100	26,990
Hamakyorex Co., Ltd.	5,600	141,389
Hamee Corp. (d)	1,800	20,667
Handsman Co., Ltd.	800	10,037
Hanwa Co., Ltd.	10,000	283,446
Happinet Corp.	5,000	65,247
Hard Off Corp. Co., Ltd.	3,700	23,739
Harima Chemicals Group, Inc. (d)	4,300	30,916
Haruyama Holdings, Inc.	5,400	23,238
Hashimoto Sogyo Holdings Co. Ltd.	700	12,329
Hazama Ando Corp.	54,490	408,988
Hearts United Group Co., Ltd. (d)	2,600	52,545
Heiwa Corp.	11,400	187,429
Heiwa Real Estate Co., Ltd.	11,900	400,389
Heiwado Co., Ltd. (d)	8,700	146,057
Helios Techno Holding Co., Ltd.	2,900	7,715
Hennge KK (a)	600	10,111
HI-LEX Corp.	5,500	71,669
Hibiya Engineering, Ltd.	5,800	103,482
Himaraya Co., Ltd.	2,600	22,336
Hioki EE Corp. (d)	3,000	229,025

Japan—(Continued)
Hirakawa Hewtech Corp. (d)	2,000	21,753
Hirano Tecseed Co., Ltd.	500	13,939
Hirata Corp. (d)	1,000	55,558
Hirogin Holdings, Inc. (d)	64,700	387,568
Hirose Tusyo, Inc. (d)	300	5,712
Hiroshima Electric Railway Co., Ltd. (a)	1,500	10,406
Hiroshima Gas Co., Ltd.	7,000	22,351
Hisaka Works, Ltd. (d)	7,000	52,367
Hitachi Zosen Corp. (d)	50,600	351,074
Hito Communications Holdings, Inc. (d)	1,700	34,974
Hochiki Corp.	4,600	52,071
Hodogaya Chemical Co., Ltd.	1,800	92,353
Hogy Medical Co., Ltd. (d)	6,000	170,054
Hokkaido Electric Power Co., Inc.	53,500	238,379
Hokkaido Gas Co., Ltd.	5,400	71,546
Hokkan Holdings, Ltd.	3,300	41,601
Hokko Chemical Industry Co., Ltd.	7,000	56,480
Hokkoku Financial Holdings, Inc.	7,200	159,382
Hokuetsu Corp. (d)	29,900	186,366
Hokuetsu Industries Co., Ltd. (d)	7,000	61,283
Hokuhoku Financial Group, Inc.	37,300	296,407
Hokuriku Electric Industry Co., Ltd.	2,800	34,454
Hokuriku Electric Power Co.	47,000	239,031
Hokuriku Electrical Construction Co., Ltd. (d)	3,600	28,554
Hokuriku Gas Co., Ltd. (d)	1,000	27,737
Hokuto Corp. (d)	7,100	117,772
Honda Tsushin Kogyo Co., Ltd. (d)	6,100	23,609
Honeys Holdings Co., Ltd. (d)	6,930	61,395
Honma Golf, Ltd.	27,000	11,259
Hoosiers Holdings Co., Ltd. (d)	8,000	47,227
Hoshi Iryo-Sanki Co., Ltd.	300	9,924
Hosiden Corp.	16,400	164,372
Hosokawa Micron Corp.	4,400	130,092
Hotland Co., Ltd. (d)	3,200	35,861
Hotto Link, Inc. (a)	800	5,514
House Do Co., Ltd. (d)	1,400	11,222
Howa Machinery, Ltd.	4,400	30,143
HPC Systems, Inc. (a)	500	12,473
Hyakugo Bank, Ltd. (The)	68,600	205,122
Hyakujushi Bank, Ltd. (The) (d)	5,800	75,921
I’rom Group Co., Ltd. (d)	2,700	38,568
I-Net Corp.	3,520	42,504
I-O Data Device, Inc. (d)	1,800	11,987
I-PEX, Inc. (d)	3,100	52,722
IBJ, Inc.	4,900	38,597
Ichibanya Co., Ltd. (d)	1,718	69,377
Ichigo, Inc.	68,700	166,882
Ichiken Co., Ltd.	1,800	29,406
Ichikoh Industries, Ltd.	9,000	42,724
Ichimasa Kamaboko Co., Ltd.	1,100	7,679
ICHINEN HOLDINGS Co., Ltd. (d)	7,400	85,823
Ichiyoshi Securities Co., Ltd.	12,600	72,191
Icom, Inc. (d)	2,600	54,882
ID Holdings Corp.	3,899	30,236
Idec Corp.	7,500	181,739
IDOM, Inc.	20,400	128,230
Ihara Science Corp.	1,800	40,536

See accompanying notes to financial statements.

BHFTII-20

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2021

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Iino Kaiun Kaisha, Ltd.	23,200	$110,223
IJTT Co., Ltd.	9,000	53,011
Ikegami Tsushinki Co., Ltd.	2,600	15,332
Imagica Group, Inc. (a) (d)	4,500	24,916
Imasen Electric Industrial	2,000	10,288
Imuraya Group Co., Ltd. (d)	2,900	56,200
Inaba Denki Sangyo Co., Ltd.	15,300	359,415
Inaba Seisakusho Co., Ltd.	3,200	38,114
Inabata & Co., Ltd. (d)	13,000	189,543
Inageya Co., Ltd. (d)	2,000	24,100
Ines Corp.	7,300	95,919
Infocom Corp.	4,500	85,371
Infomart Corp.	40,600	328,547
Information Services International-Dentsu, Ltd.	4,400	148,239
INFRONEER Holdings, Inc. (d)	67,175	610,494
Innotech Corp.	3,900	50,964
Insource Co., Ltd.	5,600	137,154
Intage Holdings, Inc. (d)	11,600	177,300
Intelligent Wave, Inc. (d)	3,400	16,345
Inter Action Corp.	1,900	40,901
Internet Initiative Japan, Inc.	700	28,910
IR Japan Holdings, Ltd.	2,000	119,455
Iriso Electronics Co., Ltd.	5,500	207,301
ISB Corp.	400	3,524
Ise Chemicals Corp. (d)	1,000	33,211
Iseki & Co., Ltd. (d)	5,700	68,491
Isetan Mitsukoshi Holdings, Ltd.	9,100	67,251
Ishihara Chemical Co., Ltd.	1,200	14,449
Ishihara Sangyo Kaisha, Ltd.	12,200	126,232
Ishii Iron Works Co., Ltd. (d)	900	23,356
Ishizuka Glass Co., Ltd. (a)	500	8,761
Isolite Insulating Products Co., Ltd.	2,900	30,099
Itfor, Inc.	7,800	54,732
ITmedia, Inc. (d)	1,500	24,219
Itochu Enex Co., Ltd.	17,400	150,823
Itochu-Shokuhin Co., Ltd. (d)	2,000	86,742
Itoham Yonekyu Holdings, Inc.	29,500	168,550
Itoki Corp.	15,600	48,420
Itokuro, Inc. (a) (d)	1,900	7,985
IwaiCosmo Holdings, Inc. (d)	6,200	73,039
Iwaki Co., Ltd.	1,300	11,777
Iwasaki Electric Co., Ltd.	2,500	50,382
Iwatsuka Confectionery Co., Ltd.	1,000	34,079
Iyo Bank, Ltd. (The)	61,000	305,377
Izumi Co., Ltd.	7,400	207,492
J Front Retailing Co., Ltd. (d)	43,300	394,165
J Trust Co., Ltd. (d)	21,200	104,879
J-Lease Co., Ltd. (d)	600	10,147
J-Oil Mills, Inc.	6,600	95,823
J-Stream, Inc. (d)	1,000	6,469
JAC Recruitment Co., Ltd. (d)	3,900	70,664
Jaccs Co., Ltd.	6,100	157,090
JAFCO Group Co., Ltd.	9,300	535,295
Jalux, Inc. (a)	2,400	53,153
JANOME Corp. (d)	7,099	42,833
Japan Asia Investment Co., Ltd. (a)	4,900	8,265
Japan Asset Marketing Co., Ltd. (a)	29,300	41,485

Japan—(Continued)
Japan Aviation Electronics Industry, Ltd.	15,200	262,117
Japan Best Rescue System Co., Ltd.	4,700	42,988
Japan Cash Machine Co., Ltd. (a)	4,300	25,310
Japan Communications, Inc. (a) (d)	15,400	27,180
Japan Display, Inc. (a)	50,200	15,712
Japan Electronic Materials Corp.	2,400	59,304
Japan Elevator Service Holdings Co., Ltd. (d)	10,300	192,362
Japan Foundation Engineering Co., Ltd.	7,900	39,217
Japan Investment Adviser Co., Ltd. (d)	3,200	36,197
Japan Lifeline Co., Ltd. (d)	15,500	147,696
Japan Material Co., Ltd. (d)	14,400	237,134
Japan Medical Dynamic Marketing, Inc.	4,400	71,611
Japan Oil Transportation Co., Ltd.	700	16,057
Japan Petroleum Exploration Co., Ltd.	11,400	248,969
Japan Property Management Center Co., Ltd.	4,100	35,659
Japan Pulp & Paper Co., Ltd.	3,700	132,526
Japan Securities Finance Co., Ltd. (d)	24,000	200,313
Japan Steel Works, Ltd. (The) (d)	8,300	278,566
Japan Transcity Corp. (d)	12,000	73,976
Japan Wool Textile Co., Ltd. (The)	17,100	135,748
Jastec Co., Ltd. (d)	4,300	39,552
JBCC Holdings, Inc.	5,300	82,204
JCU Corp.	5,700	271,093
JFE Systems, Inc.	700	13,943
JGC Holdings Corp.	46,100	385,181
JIG-SAW, Inc. (a)	900	49,692
Jimoto Holdings, Inc.	6,790	38,076
JINS Holdings, Inc. (d)	3,200	194,981
JK Holdings Co., Ltd.	5,600	54,043
JM Holdings Co., Ltd.	3,200	45,821
JMS Co., Ltd. (d)	6,400	34,006
Joban Kosan Co., Ltd. (a)	1,700	20,387
Joshin Denki Co., Ltd.	5,700	106,053
Joyful Honda Co., Ltd. (d)	7,500	96,049
JP-Holdings, Inc.	17,900	38,284
JSB Co., Ltd.	1,000	27,404
JSP Corp.	3,900	55,438
Juki Corp.	7,200	53,086
Juroku Financial Group, Inc.	9,700	182,475
JVC Kenwood Corp.	53,300	81,556
K&O Energy Group, Inc. (d)	5,400	67,414
K’s Holdings Corp. (d)	42,200	409,712
Kadoya Sesame Mills, Inc.	800	27,479
Kaga Electronics Co., Ltd.	5,900	167,745
Kagome Co., Ltd. (d)	6,700	173,997
Kaken Pharmaceutical Co., Ltd.	6,800	248,563
Kakiyasu Honten Co., Ltd. (d)	2,500	61,030
Kamakura Shinsho, Ltd. (d)	3,700	19,523
Kameda Seika Co., Ltd. (d)	3,500	129,926
Kamei Corp. (d)	7,700	69,842
Kanaden Corp.	6,300	58,094
Kanagawa Chuo Kotsu Co., Ltd.	2,400	71,907
Kanamic Network Co., Ltd. (d)	4,200	17,893
Kanamoto Co., Ltd.	9,900	207,437
Kandenko Co., Ltd.	21,900	163,175
Kaneka Corp.	5,100	167,390
Kaneko Seeds Co., Ltd. (d)	1,300	16,998

See accompanying notes to financial statements.

BHFTII-21

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2021

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Kanematsu Corp.	24,900	$277,319
Kanematsu Electronics, Ltd.	3,100	106,736
Kanemi Co., Ltd.	100	2,434
Kansai Super Market, Ltd. (d)	3,400	31,556
Kanto Denka Kogyo Co., Ltd.	15,000	147,765
Kasai Kogyo Co., Ltd. (a)	8,600	21,908
Katakura & Co-op Agri Corp.	1,600	15,473
Katakura Industries Co., Ltd. (a) (d)	7,800	167,162
Katitas Co., Ltd.	8,600	330,878
Kato Sangyo Co., Ltd.	7,100	206,788
Kato Works Co., Ltd.	3,800	27,388
Kawada Technologies, Inc.	1,500	55,814
Kawai Musical Instruments Manufacturing Co., Ltd.	1,600	47,519
Kawasaki Kinkai Kisen Kaisha, Ltd. (d)	700	22,813
KeePer Technical Laboratory Co., Ltd.	3,000	57,733
Keihanshin Building Co., Ltd.	10,600	143,520
Keihin Co., Ltd./Minato-Ku Tokyo Japan	2,300	28,174
Keiyo Bank, Ltd. (The)	33,200	134,261
Keiyo Co., Ltd. (d)	10,600	78,056
Kenko Mayonnaise Co., Ltd.	4,100	47,649
KFC Holdings Japan, Ltd.	4,000	100,604
KH Neochem Co., Ltd.	9,400	259,908
Ki-Star Real Estate Co., Ltd.	3,000	232,924
Kimoto Co., Ltd. (d)	14,900	29,278
Kimura Chemical Plants Co., Ltd.	3,300	24,302
Kinki Sharyo Co., Ltd. (The)	1,200	10,349
Kintetsu World Express, Inc.	11,200	291,163
Kissei Pharmaceutical Co., Ltd.	8,100	158,732
Kita-Nippon Bank, Ltd. (The)	2,900	40,096
Kitagawa Corp.	3,100	40,346
Kitano Construction Corp. (d)	1,400	24,911
Kitanotatsujin Corp.	7,600	22,135
Kito Corp.	5,900	101,875
Kitz Corp.	19,100	118,233
Kiyo Bank, Ltd. (The)	18,700	229,403
KLab, Inc. (a)	10,600	45,711
Koa Corp.	8,400	117,807
Koatsu Gas Kogyo Co., Ltd.	11,100	76,141
Kobe Electric Railway Co., Ltd. (a) (d)	1,400	38,408
Kobe Steel, Ltd. (d)	63,920	320,665
Kohnan Shoji Co., Ltd.	7,600	223,665
Kohsoku Corp. (d)	4,000	57,799
Koike Sanso Kogyo Co., Ltd.	700	12,713
Kojima Co., Ltd.	7,800	36,755
Kokusai Pulp & Paper Co., Ltd. (d)	3,700	10,475
Kokuyo Co., Ltd. (d)	21,700	323,369
KOMAIHALTEC, Inc. (d)	1,800	38,747
Komatsu Seiren Co., Ltd. (d)	10,200	113,161
Komatsu Wall Industry Co., Ltd.	2,700	45,290
KOMEDA Holdings Co., Ltd.	10,500	187,136
Komehyo Holdings Co., Ltd. (d)	1,300	19,509
Komeri Co., Ltd.	11,000	244,535
Komori Corp.	14,100	84,431
Konaka Co., Ltd. (d)	7,300	21,007
Kondotec, Inc. (d)	6,900	59,971
Konica Minolta, Inc.	122,600	558,534
Konishi Co., Ltd.	9,900	149,079

Japan—(Continued)
Konoike Transport Co., Ltd.	6,900	73,908
Kosaido Holdings Co., Ltd. (a) (d)	3,700	25,702
Kozo Keikaku Engineering, Inc.	1,200	26,864
Krosaki Harima Corp.	1,600	61,322
KRS Corp.	4,400	34,697
KU Holdings Co., Ltd. (d)	6,700	63,823
Kumagai Gumi Co., Ltd.	11,000	274,573
Kumiai Chemical Industry Co., Ltd.	10,995	75,615
Kunimine Industries Co., Ltd.	1,200	11,070
Kurabo Industries, Ltd.	5,600	95,039
Kureha Corp.	4,700	335,909
Kurimoto, Ltd.	2,800	38,241
Kuriyama Holdings Corp.	2,300	23,717
Kusuri no. Aoki Holdings Co., Ltd. (d)	3,400	215,026
KYB Corp.	6,400	179,456
Kyoden Co., Ltd. (d)	6,500	45,031
Kyodo Printing Co., Ltd. (d)	2,600	64,761
Kyoei Steel, Ltd.	6,700	82,426
Kyokuto Boeki Kaisha, Ltd.	1,800	40,313
Kyokuto Kaihatsu Kogyo Co., Ltd.	9,800	129,915
Kyokuto Securities Co., Ltd.	7,600	49,424
Kyokuyo Co., Ltd.	3,500	93,649
KYORIN Holdings, Inc.	12,800	205,426
Kyoritsu Printing Co., Ltd.	6,800	8,250
Kyosan Electric Manufacturing Co., Ltd.	16,000	64,405
Kyowa Electronic Instruments Co., Ltd. (d)	8,000	27,487
Kyowa Leather Cloth Co., Ltd.	3,300	18,619
Kyudenko Corp.	7,500	231,485
Kyushu Financial Group, Inc.	80,900	294,074
LAC Co., Ltd.	5,900	38,368
Lacto Japan Co., Ltd.	1,400	29,407
LEC, Inc. (d)	8,800	66,179
Life Corp.	2,400	71,048
LIFULL Co., Ltd. (d)	17,000	35,676
Like, Inc.	2,100	32,462
Linical Co., Ltd.	2,600	17,587
Link And Motivation, Inc. (d)	8,900	42,560
Lintec Corp.	10,500	240,549
LITALICO, Inc.	4,000	140,254
Look Holdings, Inc.	2,200	23,274
M&A Capital Partners Co., Ltd. (a)	3,600	164,950
m-up Holdings, Inc.	3,600	32,032
Mabuchi Motor Co., Ltd.	10,900	360,746
Macnica Fuji Electronics Holdings, Inc.	14,550	348,165
Macromill, Inc.	13,700	131,864
Maeda Kosen Co., Ltd. (d)	5,100	174,038
Maezawa Kasei Industries Co., Ltd. (d)	4,300	48,113
Maezawa Kyuso Industries Co., Ltd.	5,800	53,721
Makino Milling Machine Co., Ltd.	7,000	250,147
Mamiya-Op Co., Ltd. (d)	1,900	10,026
Management Solutions Co., Ltd. (a)	800	24,802
Mandom Corp.	8,000	98,489
Mani, Inc.	17,100	237,138
MarkLines Co., Ltd. (d)	3,000	72,042
Mars Group Holdings Corp.	3,600	52,736
Marubun Corp. (d)	6,100	44,818
Marudai Food Co., Ltd. (d)	6,700	88,771

See accompanying notes to financial statements.

BHFTII-22

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2021

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Marufuji Sheet Piling Co., Ltd.	1,300	$22,581
Maruha Nichiro Corp.	12,000	250,460
Maruichi Steel Tube, Ltd. (d)	5,700	126,377
MARUKA FURUSATO Corp. (d)	5,893	122,058
Marumae Co., Ltd. (d)	2,500	68,039
Marusan Securities Co., Ltd.	19,700	88,894
Maruwa Co., Ltd.	2,600	368,479
Maruwa Unyu Kikan Co., Ltd.	4,900	62,029
Maruyama Manufacturing Co., Inc. (d)	1,500	20,608
Maruzen CHI Holdings Co., Ltd. (d)	11,900	37,865
Maruzen Co. Ltd/Taito ward	900	16,627
Maruzen Showa Unyu Co., Ltd.	3,600	99,837
Marvelous, Inc.	9,500	60,377
Matching Service Japan Co., Ltd. (d)	1,200	9,651
Matsuda Sangyo Co., Ltd.	5,000	105,690
Matsui Construction Co., Ltd.	6,400	43,012
Matsui Securities Co., Ltd. (d)	19,500	134,103
Matsuya Foods Co., Ltd. (d)	400	12,589
Max Co., Ltd.	8,400	139,832
Maxel,l Ltd.	15,300	181,975
Maxvalu Tokai Co., Ltd.	3,500	83,980
MCJ Co., Ltd. (d)	17,300	162,174
Mebuki Financial Group, Inc.	127,200	261,771
MEC Co., Ltd. (d)	4,200	145,551
Media Do Co., Ltd. (d)	2,100	74,611
Medical Data Vision Co., Ltd. (d)	6,800	73,330
Medical System Network Co., Ltd.	7,000	37,295
Medikit Co., Ltd.	800	19,835
Medius Holdings Co., Ltd.	1,800	14,820
MedPeer, Inc. (a) (d)	2,600	81,043
Megachips Corp.	4,800	214,182
Megmilk Snow Brand Co., Ltd.	14,000	241,749
Meidensha Corp.	10,100	240,616
Meiji Electric Industries Co., Ltd.	1,000	10,997
Meiji Shipping Co., Ltd. (d)	4,300	26,658
Meiko Electronics Co., Ltd.	6,300	260,753
Meisei Industrial Co., Ltd.	11,600	76,546
Meitec Corp.	6,300	370,820
Meito Sangyo Co., Ltd.	3,000	44,234
Meiwa Corp. (d)	8,100	70,215
Meiwa Estate Co., Ltd.	5,200	26,853
Melco Holdings, Inc.	1,500	52,955
Members Co., Ltd. (d)	1,800	37,704
Menicon Co., Ltd. (d)	6,000	176,840
Mercuria Holdings Co., Ltd.	2,100	10,537
MetaReal Corp. (d)	1,400	18,066
METAWATER Co., Ltd.	3,600	63,188
Michinoku Bank, Ltd. (The) (d)	5,700	40,584
Micronics Japan Co., Ltd. (d)	4,600	73,595
Mie Kotsu Group Holdings, Inc.	8,600	36,113
Mikuni Corp. (d)	7,300	20,372
Milbon Co., Ltd.	6,720	333,024
MIMAKI ENGINEERING Co., Ltd.	1,700	13,510
Mimasu Semiconductor Industry Co., Ltd.	4,400	101,382
Ministop Co., Ltd.	5,400	65,960
Miraial Co., Ltd.	2,900	48,316
Mirait Holdings Corp.	24,080	397,159

Japan—(Continued)
Miroku Jyoho Service Co., Ltd.	5,500	65,869
Mitani Corp.	25,600	452,258
Mitani Sekisan Co., Ltd. (d)	2,100	139,608
Mito Securities Co., Ltd.	19,600	46,522
Mitsuba Corp. (a)	12,300	48,018
Mitsubishi Kakoki Kaisha, Ltd. (d)	800	15,261
Mitsubishi Logisnext Co., Ltd. (d)	8,400	77,415
Mitsubishi Logistics Corp.	4,800	120,401
Mitsubishi Materials Corp.	5,200	89,292
Mitsubishi Paper Mills, Ltd. (a)	8,800	24,789
Mitsubishi Pencil Co., Ltd.	7,200	75,627
Mitsubishi Research Institute, Inc.	2,000	70,246
Mitsubishi Shokuhin Co., Ltd.	4,800	115,274
Mitsubishi Steel Manufacturing Co., Ltd. (d)	4,400	40,285
Mitsuboshi Belting, Ltd.	6,700	125,590
Mitsui DM Sugar Holdings Co., Ltd.	6,100	102,777
Mitsui Engineering & Shipbuilding Co., Ltd. (a) (d)	24,900	82,517
Mitsui Matsushima Co., Ltd. (d)	5,200	85,669
Mitsui Mining & Smelting Co., Ltd. (d)	17,000	463,387
Mitsui-Soko Holdings Co., Ltd.	6,100	131,848
Mitsumura Printing Co., Ltd. (d)	500	6,009
Mitsuuroko Group Holdings Co., Ltd. (d)	10,100	106,527
Mixi, Inc. (d)	11,700	204,973
Miyaji Engineering Group, Inc.	1,800	50,753
Miyazaki Bank, Ltd. (The)	5,400	97,692
Miyoshi Oil & Fat Co., Ltd. (d)	2,800	30,696
Mizuho Leasing Co., Ltd.	8,700	241,289
Mizuho Medy Co., Ltd. (d)	500	10,226
Mizuno Corp.	5,800	112,863
Mochida Pharmaceutical Co., Ltd.	4,100	124,046
Modec, Inc. (d)	6,100	72,886
Monex Group, Inc.	45,500	277,342
Money Partners Group Co., Ltd.	7,100	13,210
Monogatari Corp. (The)	2,600	152,589
MORESCO Corp. (d)	2,500	25,234
Morinaga & Co., Ltd.	7,600	247,875
Morinaga Milk Industry Co., Ltd.	2,600	123,178
Moriroku Holdings Co., Ltd. (d)	800	12,839
Morita Holdings Corp.	11,200	127,367
Morito Co., Ltd.	3,400	21,992
Morozoff, Ltd.	900	46,163
Mortgage Service Japan, Ltd.	1,200	11,851
Mory Industries, Inc. (d)	1,600	37,905
Moshi Moshi Hotline, Inc.	11,500	97,484
Mr. Max Holdings, Ltd.	10,500	55,412
MRK Holdings, Inc. (d)	15,600	17,344
MTI, Ltd. (d)	6,800	36,511
Mugen Estate Co., Ltd.	3,300	13,800
Murakami Corp.	2,500	58,465
Musashi Seimitsu Industry Co., Ltd. (d)	13,400	223,109
Musashino Bank, Ltd. (The) (d)	9,500	148,589
Mutoh Holdings Co., Ltd. (d)	900	13,192
NAC Co., Ltd. (d)	3,600	30,074
Nachi-Fujikoshi Corp.	4,200	150,451
Nafco Co., Ltd.	2,600	39,602
Nagaileben Co., Ltd.	500	9,842
Nagano Bank, Ltd. (The) (d)	3,500	38,108

See accompanying notes to financial statements.

BHFTII-23

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2021

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Nagano Keiki Co., Ltd.	4,200	$57,328
Nagase & Co., Ltd.	30,600	495,651
Nagatanien Holdings Co., Ltd.	4,000	67,893
Nagawa Co., Ltd. (d)	2,000	198,230
Naigai Trans Line, Ltd. (d)	2,100	38,233
Nakabayashi Co., Ltd. (d)	5,500	24,768
Nakamuraya Co., Ltd.	1,600	50,909
Nakanishi, Inc.	13,000	239,382
Nakano Corp.	4,000	11,867
Nakayama Steel Works, Ltd.	6,300	23,315
Nakayamafuku Co., Ltd.	2,000	6,051
Namura Shipbuilding Co., Ltd. (a) (d)	18,956	34,447
Nankai Electric Railway Co., Ltd. (d)	22,800	431,139
Nanto Bank, Ltd. (The)	9,200	155,241
Narasaki Sangyo Co., Ltd.	800	15,138
Natori Co., Ltd.	2,600	46,214
NEC Capital Solutions, Ltd.	3,800	66,405
NEC Networks & System Integration Corp.	2,500	39,033
NET One Systems Co., Ltd.	1,200	32,215
Neturen Co., Ltd.	9,800	49,675
New Art Holdings Co., Ltd.	1,235	12,852
New Japan Chemical Co., Ltd. (d)	9,900	22,241
Nextage Co., Ltd. (d)	9,800	202,532
NexTone, Inc. (a) (d)	300	11,945
NF Holdings Corp. (d)	1,600	19,476
NHK Spring Co., Ltd.	49,600	421,762
Nicca Chemical Co., Ltd. (d)	1,400	10,156
Nice Corp.	2,300	33,793
Nichi-iko Pharmaceutical Co., Ltd. (d)	14,900	91,230
Nichia Steel Works, Ltd.	9,100	21,757
Nichias Corp.	16,500	397,958
Nichiban Co., Ltd.	4,000	62,353
Nichicon Corp.	17,900	196,565
Nichiden Corp.	5,200	106,037
Nichiha Corp.	7,900	209,221
Nichimo Co., Ltd. (d)	1,600	33,703
Nichireki Co., Ltd.	8,200	101,378
Nichirin Co., Ltd.	1,400	20,064
Nihon Chouzai Co., Ltd.	3,320	39,686
Nihon Dengi Co., Ltd.	400	14,307
Nihon Flush Co., Ltd.	6,000	55,921
Nihon House Holdings Co., Ltd.	15,000	66,117
Nihon Kagaku Sangyo Co., Ltd.	3,000	36,123
Nihon Kohden Corp.	1,300	35,563
Nihon Nohyaku Co., Ltd. (d)	14,000	60,129
Nihon Parkerizing Co., Ltd.	24,500	239,644
Nihon Plast Co., Ltd.	4,500	20,892
Nihon Tokushu Toryo Co., Ltd.	2,900	21,960
Nihon Yamamura Glass Co., Ltd.	3,800	25,683
Nikkato Corp.	1,700	10,422
Nikkiso Co., Ltd. (d)	16,800	117,270
Nikko Co., Ltd.	9,000	48,512
Nikkon Holdings Co., Ltd.	17,700	333,325
Nippn Corp.	14,300	205,874
Nippon Air Conditioning Services Co., Ltd.	9,600	67,689
Nippon Aqua Co., Ltd. (d)	3,000	17,872
Nippon Beet Sugar Manufacturing Co., Ltd.	3,800	56,359

Japan—(Continued)
Nippon Carbide Industries Co., Inc.	2,300	26,475
Nippon Carbon Co., Ltd.	3,000	108,765
Nippon Chemi-Con Corp. (a)	5,900	91,724
Nippon Chemical Industrial Co., Ltd.	2,400	56,798
Nippon Chemiphar Co., Ltd.	800	13,981
Nippon Coke & Engineering Co., Ltd.	61,100	70,137
Nippon Commercial Development Co., Ltd. (d)	3,500	52,307
Nippon Computer Dynamics Co., Ltd. (d)	1,700	10,127
Nippon Concept Corp.	1,500	21,922
Nippon Concrete Industries Co., Ltd.	14,000	33,959
Nippon Denko Co., Ltd. (d)	38,165	96,893
Nippon Densetsu Kogyo Co., Ltd.	10,300	148,830
Nippon Dry-Chemical Co., Ltd. (d)	1,000	17,305
Nippon Electric Glass Co., Ltd. (d)	19,600	502,534
Nippon Felt Co., Ltd. (d)	8,600	32,777
Nippon Filcon Co., Ltd. (d)	5,200	24,319
Nippon Fine Chemical Co., Ltd.	4,300	89,276
Nippon Gas Co., Ltd. (d)	28,200	373,899
Nippon Hume Corp.	6,700	40,367
Nippon Kayaku Co., Ltd.	21,700	223,382
Nippon Kodoshi Corp. (d)	1,600	38,882
Nippon Koei Co., Ltd.	4,200	116,485
Nippon Light Metal Holdings Co., Ltd.	16,500	247,526
Nippon Paper Industries Co., Ltd. (d)	26,600	250,885
Nippon Parking Development Co., Ltd.	65,100	78,108
Nippon Pillar Packing Co., Ltd.	6,500	209,411
Nippon Piston Ring Co., Ltd.	3,200	35,834
Nippon Rietec Co., Ltd.	3,700	49,988
Nippon Road Co., Ltd. (The) (d)	2,100	150,440
Nippon Seiki Co., Ltd.	15,000	151,406
Nippon Seisen Co., Ltd. (d)	1,200	51,853
Nippon Sharyo, Ltd.	2,600	46,472
Nippon Sheet Glass Co., Ltd. (a)	10,700	47,725
Nippon Shokubai Co., Ltd.	2,600	120,256
Nippon Signal Co., Ltd.	17,500	138,833
Nippon Soda Co., Ltd.	6,700	192,815
Nippon Steel Trading Corp.	4,596	200,595
Nippon Suisan Kaisha, Ltd.	80,800	381,456
Nippon Systemware Co., Ltd.	1,900	37,961
Nippon Thompson Co., Ltd.	15,700	92,966
Nippon Yakin Kogyo Co., Ltd.	4,100	80,811
Nipro Corp. (d)	34,200	323,238
Nishi-Nippon Financial Holdings, Inc.	35,700	230,900
Nishi-Nippon Railroad Co., Ltd. (d)	13,600	308,688
Nishikawa Rubber Co., Ltd.	1,200	18,547
Nishimatsu Construction Co., Ltd. (d)	15,600	494,365
Nishimatsuya Chain Co., Ltd. (d)	12,500	150,082
Nishimoto Co., Ltd. (d)	1,400	38,732
Nishio Rent All Co., Ltd.	6,000	149,818
Nissan Shatai Co., Ltd.	12,600	77,228
Nissan Tokyo Sales Holdings Co., Ltd.	11,000	22,091
Nissei ASB Machine Co., Ltd.	2,300	63,200
Nissei Plastic Industrial Co., Ltd.	6,000	54,566
Nissha Co., Ltd. (d)	14,100	204,732
Nisshin Group Holdings Co., Ltd.	12,300	54,217
Nisshin Oillio Group, Ltd. (The)	7,400	186,504
Nisshinbo Holdings, Inc. (d)	39,820	302,341

See accompanying notes to financial statements.

BHFTII-24

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2021

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Nissin Corp.	4,300	$61,872
Nissin Electric Co., Ltd.	14,800	202,803
Nissin Sugar Co., Ltd. (d)	2,400	35,762
Nissui Pharmaceutical Co., Ltd.	4,000	35,923
Nitta Corp.	6,800	174,229
Nitta Gelatin, Inc. (d)	4,500	23,252
Nittan Valve Co., Ltd.	6,300	15,281
Nittetsu Mining Co., Ltd. (d)	1,700	97,404
Nitto Boseki Co., Ltd.	4,100	104,979
Nitto Fuji Flour Milling Co., Ltd. (d)	800	26,411
Nitto Kogyo Corp.	9,000	124,046
Nitto Kohki Co., Ltd.	4,100	65,267
Nitto Seiko Co., Ltd. (d)	8,900	50,295
Nittoc Construction Co., Ltd.	7,450	42,618
NJS Co., Ltd.	2,200	36,991
Noevir Holdings Co., Ltd.	3,200	149,957
Nohmi Bosai, Ltd.	7,000	136,995
Nojima Corp. (d)	9,000	188,421
NOK Corp.	17,100	185,862
Nomura Co., Ltd.	1,200	9,912
Nomura Micro Science Co., Ltd.	1,300	63,075
Noritake Co., Ltd.	2,800	121,874
Noritsu Koki Co., Ltd. (d)	5,200	122,658
Noritz Corp. (d)	10,600	154,641
North Pacific Bank, Ltd.	74,900	162,702
NS Tool Co., Ltd.	4,800	65,810
NS United Kaiun Kaisha, Ltd. (d)	3,300	100,281
NSD Co., Ltd.	18,540	336,895
NTN Corp. (a)	124,600	260,001
OAK Capital Corp. (a)	15,500	10,882
Oat Agrio Co., Ltd.	200	3,599
Obara Group, Inc. (d)	3,800	114,308
Oenon Holdings, Inc.	12,300	38,497
Ogaki Kyoritsu Bank, Ltd. (The)	10,900	183,053
Ohara, Inc. (d)	600	6,416
Ohashi Technica, Inc.	3,800	45,030
Ohba Co., Ltd. (d)	4,600	31,496
Ohsho Food Service Corp.	3,600	191,232
OIE Sangyo Co., Ltd. (a)	800	6,920
Oiles Corp.	8,000	117,476
Oisix ra daichi, Inc. (a)	5,600	150,200
Oita Bank, Ltd. (The)	5,000	79,461
Okabe Co., Ltd. (d)	12,500	78,789
Okada Aiyon Corp.	1,900	26,072
Okamoto Industries, Inc.	3,200	117,542
Okamoto Machine Tool Works, Ltd.	1,400	59,586
Okamura Corp.	17,500	195,206
Okasan Securities Group, Inc. (d)	39,200	129,854
Okaya Electric Industries Co., Ltd.	5,800	16,388
Oki Electric Industry Co., Ltd.	25,700	201,529
Okinawa Cellular Telephone Co.	4,000	177,703
Okinawa Electric Power Co., Inc. (The) (d)	14,827	187,835
Okinawa Financial Group, Inc.	7,360	141,266
OKUMA Corp.	7,800	347,245
Okumura Corp.	8,200	229,919
Okura Industrial Co., Ltd. (d)	3,000	57,095
Okuwa Co., Ltd.	7,400	61,184

Japan—(Continued)
Olympic Group Corp. (d)	2,600	15,325
ONO Sokki Co., Ltd. (d)	4,200	17,860
Onoken Co., Ltd. (d)	4,300	62,619
Onward Holdings Co., Ltd.	31,800	82,667
Optex Group Co., Ltd.	6,000	85,712
Optim Corp. (a)	2,600	29,716
Optorun Co., Ltd.	5,500	113,208
Organo Corp.	2,300	172,973
Orient Corp. (d)	116,700	126,558
Oriental Shiraishi Corp. (a)	39,400	79,742
Origin Co., Ltd.	3,400	37,511
Oro Co., Ltd. (d)	2,100	53,112
Osaka Organic Chemical Industry, Ltd. (d)	4,100	118,354
Osaka Soda Co., Ltd.	5,000	132,155
Osaka Steel Co., Ltd.	5,000	50,252
OSAKA Titanium Technologies Co., Ltd. (a)	5,500	37,777
Osaki Electric Co., Ltd.	14,400	58,591
OSG Corp.	19,400	301,253
OUG Holdings, Inc.	700	16,488
Outsourcing, Inc. (d)	32,100	432,602
Oyo Corp. (d)	6,400	119,400
Ozu Corp.	600	10,134
Pacific Industrial Co., Ltd.	13,700	144,726
Pacific Metals Co., Ltd.	5,100	94,861
Pack Corp. (The) (d)	4,600	107,904
Pal Group Holdings Co., Ltd.	2,600	38,790
PAPYLESS Co., Ltd. (d)	700	7,793
Paraca, Inc.	300	4,229
Paramount Bed Holdings Co., Ltd.	12,000	203,549
Paris Miki Holdings, Inc.	10,600	20,439
Park24 Co., Ltd. (a)	15,900	217,871
Pasona Group, Inc.	6,200	177,895
PC Depot Corp.	7,000	18,940
PCI Holdings, Inc.	1,800	18,968
Pegasus Sewing Machine Manufacturing Co., Ltd.	5,400	25,024
Penta-Ocean Construction Co., Ltd.	62,000	350,377
People Dreams & Technologies Group Co., Ltd.	1,400	23,115
Phil Co., Inc. (a) (d)	700	14,272
Pickles Corp.	2,600	40,915
Pigeon Corp. (d)	8,300	158,607
Pilot Corp.	4,400	168,319
Piolax, Inc.	9,700	148,256
Plenus Co., Ltd. (d)	2,500	43,839
Poletowin Pitcrew Holdings, Inc.	7,900	71,041
PR Times, Inc. (a) (d)	700	18,563
Premium Group Co., Ltd.	2,000	65,646
Press Kogyo Co., Ltd. (d)	29,900	101,384
Pressance Corp.	4,000	72,650
Prestige International, Inc.	27,100	157,397
Prima Meat Packers, Ltd.	7,500	161,723
Pro-Ship, Inc.	2,300	30,715
Pronexus, Inc. (d)	5,100	49,396
Prored Partners Co., Ltd. (a) (d)	1,000	8,936
Proto Corp.	8,800	104,785
PS Mitsubishi Construction Co., Ltd.	8,800	46,364
Punch Industry Co., Ltd. (a)	2,700	12,770
QB Net Holdings Co., Ltd. (a)	700	10,946

See accompanying notes to financial statements.

BHFTII-25

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2021

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Qol Holdings Co., Ltd. (d)	7,400	$90,074
Quick Co., Ltd.	4,000	50,460
Raccoon Holdings, Inc. (d)	4,100	50,369
Raito Kogyo Co., Ltd.	13,400	230,792
Raiznext Corp.	11,000	111,613
Rasa Industries, Ltd.	2,600	37,887
Raysum Co., Ltd.	5,300	32,542
Rengo Co., Ltd.	35,200	266,237
Resort Solution Co., Ltd.	300	11,058
Resorttrust, Inc. (d)	25,500	416,584
Restar Holdings Corp.	6,900	120,938
Retail Partners Co., Ltd.	4,300	51,254
Rheon Automatic Machinery Co., Ltd.	5,000	56,574
Rhythm Co., Ltd.	2,500	27,974
Riberesute Corp.	4,300	28,179
Ricoh Leasing Co., Ltd.	4,500	151,017
Ride On Express Holdings Co., Ltd.	1,700	24,414
Right On Co., Ltd. (a) (d)	5,900	38,471
Riken Corp.	2,500	55,947
Riken Keiki Co., Ltd. (d)	4,600	234,760
Riken Technos Corp.	9,900	44,757
Riken Vitamin Co., Ltd.	5,400	80,000
Rion Co., Ltd.	2,200	45,062
Riso Kyoiku Co., Ltd.	34,770	118,799
Rock Field Co., Ltd. (d)	6,600	86,380
Rokko Butter Co., Ltd. (d)	3,600	48,638
Roland Corp.	1,500	51,252
Roland DG Corp.	3,600	117,065
Rorze Corp.	2,200	235,738
Ryobi, Ltd. (d)	6,200	59,079
Ryoden Corp.	4,500	71,440
Ryosan Co., Ltd.	7,000	138,336
S Foods, Inc.	4,500	135,870
S&B Foods, Inc.	1,500	49,303
S-Pool, Inc.	15,000	158,413
Sac’s Bar Holdings, Inc.	6,850	30,849
Sagami Rubber Industries Co., Ltd.	1,800	15,117
Saibu Gas Holdings Co., Ltd.	8,000	147,796
Saison Information Systems Co., Ltd.	600	9,685
Saizeriya Co., Ltd.	400	10,419
Sakai Chemical Industry Co., Ltd.	4,700	93,658
Sakai Heavy Industries, Ltd.	1,400	33,825
Sakai Moving Service Co., Ltd.	2,800	105,405
Sakata INX Corp. (d)	13,000	112,348
Sakura Internet, Inc.	4,400	21,346
Sala Corp. (d)	15,800	86,814
SAMTY Co., Ltd.	10,000	191,013
San Holdings, Inc.	2,800	37,075
San ju San Financial Group, Inc.	7,870	100,716
San-A Co., Ltd.	5,700	207,144
San-Ai Oil Co., Ltd.	20,000	232,144
San-In Godo Bank, Ltd. (The) (d)	46,900	264,145
Sanden Holdings Corp. (a) (d)	4,400	8,684
Sanei Architecture Planning Co., Ltd.	2,800	42,578
Sangetsu Corp.	12,600	177,748
Sanix, Inc. (a) (d)	7,800	16,073
Sanken Electric Co., Ltd.	2,600	142,647

Japan—(Continued)
Sanki Engineering Co., Ltd.	13,000	162,638
Sanko Metal Industrial Co., Ltd. (d)	1,000	21,126
Sankyo Co., Ltd.	9,800	253,984
Sankyo Frontier Co., Ltd. (d)	1,000	45,120
Sankyo Seiko Co., Ltd. (d)	13,400	64,810
Sankyo Tateyama, Inc.	8,200	51,520
Sanoh Industrial Co., Ltd. (d)	6,300	51,819
Sansei Technologies, Inc.	800	5,411
Sansha Electric Manufacturing Co., Ltd.	2,700	25,611
Sanshin Electronics Co., Ltd.	4,000	51,221
Sanyo Chemical Industries, Ltd.	3,700	171,783
Sanyo Denki Co., Ltd.	2,500	131,073
Sanyo Electric Railway Co., Ltd. (d)	4,800	84,170
Sanyo Industries, Ltd.	1,300	19,665
Sanyo Shokai, Ltd. (a)	2,500	19,345
Sanyo Special Steel Co., Ltd.	6,400	113,239
Sanyo Trading Co., Ltd.	5,300	47,923
Sapporo Holdings, Ltd. (d)	17,500	332,138
Sata Construction Co., Ltd.	2,600	10,638
Sato Holdings Corp.	8,100	154,491
Sato Shoji Corp.	4,100	41,882
Satori Electric Co., Ltd. (d)	5,500	51,500
Sawada Holdings Co., Ltd.	10,300	109,515
Sawai Group Holdings Co., Ltd.	6,700	255,628
Saxa Holdings, Inc.	2,400	27,812
SB Technology, Corp. (d)	3,000	66,844
SBI Insurance Group Co., Ltd. (a) (d)	1,400	14,030
SBS Holdings, Inc.	6,200	176,003
Scala, Inc. (d)	3,200	18,362
Scroll Corp. (d)	8,000	59,053
SEC Carbon, Ltd.	200	10,155
Seed Co., Ltd.	1,700	8,558
Seika Corp.	3,300	46,913
Seikagaku Corp.	9,800	80,176
Seikitokyu Kogyo Co., Ltd. (d)	10,900	76,776
Seiko Holdings Corp. (d)	8,800	171,619
Seiko PMC Corp.	3,500	21,605
Seikoh Giken Co. Ltd.	700	10,090
Seino Holdings Co., Ltd.	1,800	18,232
Seiren Co., Ltd. (d)	13,300	291,047
Sekisui Jushi Corp.	9,100	165,435
Sekisui Kasei Co., Ltd.	8,100	33,802
SEMITEC Corp.	400	49,251
Senko Group Holdings Co., Ltd. (d)	31,000	249,846
Senshu Electric Co., Ltd.	2,400	124,153
Senshu Ikeda Holdings, Inc. (d)	72,800	107,594
Senshukai Co., Ltd. (d)	11,000	37,201
Septeni Holdings Co., Ltd.	11,400	48,269
SERAKU Co., Ltd.	700	10,323
Seria Co., Ltd.	4,900	142,062
Seven Bank, Ltd.	83,900	173,598
Shibaura Electronics Co., Ltd.	2,800	211,610
Shibaura Machine Co., Ltd.	7,200	235,375
Shibaura Mechatronics Corp.	900	75,518
Shibusawa Warehouse Co., Ltd. (The) (d)	3,500	71,173
Shibuya Corp.	4,400	114,112
Shidax Corp. (a)	3,000	12,311

See accompanying notes to financial statements.

BHFTII-26

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2021

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Shiga Bank, Ltd. (The)	12,100	$217,662
Shikibo, Ltd.	4,700	36,804
Shikoku Bank, Ltd. (The)	12,000	80,960
Shikoku Chemicals Corp.	10,900	133,715
Shikoku Electric Power Co., Inc.	40,900	288,972
Shima Seiki Manufacturing, Ltd.	8,700	149,396
Shimizu Bank, Ltd. (The)	3,400	47,059
Shimojima Co., Ltd.	4,200	40,822
Shin Nippon Air Technologies Co., Ltd.	2,100	43,736
Shin Nippon Biomedical Laboratories, Ltd. (d)	5,300	65,276
Shin-Etsu Polymer Co., Ltd.	13,200	127,046
Shin-Keisei Electric Railway Co., Ltd. (d)	2,400	42,668
Shinagawa Refractories Co., Ltd.	2,000	69,032
Shindengen Electric Manufacturing Co., Ltd. (a)	2,800	90,323
Shinki Bus Co., Ltd.	900	24,725
Shinko Shoji Co., Ltd.	9,800	78,053
Shinmaywa Industries, Ltd.	16,400	124,758
Shinnihon Corp.	8,300	58,954
Shinoken Group Co., Ltd. (d)	7,100	57,220
Shinsho Corp. (d)	1,400	42,144
Shinwa Co., Ltd. (d)	3,900	73,072
Shinwa Co., Ltd.	2,200	16,133
Ship Healthcare Holdings, Inc.	14,300	333,199
Shizuki Electric Co., Inc. (d)	8,000	39,297
Shizuoka Gas Co., Ltd.	17,600	150,718
SHO-BOND Holdings Co., Ltd. (d)	6,000	269,690
Shobunsha Holdings, Inc. (a)	1,700	6,591
Shoei Co., Ltd.	6,300	248,133
Shoei Foods Corp. (d)	3,400	113,510
Shofu, Inc.	3,500	62,114
Showa Sangyo Co., Ltd. (d)	5,700	131,764
SIGMAXYZ Holdings, Inc. (d)	3,600	81,641
Siix Corp. (d)	9,600	118,188
Silver Life Co., Ltd. (a) (d)	900	10,314
Sinanen Holdings Co., Ltd.	2,900	91,528
Sinfonia Technology Co., Ltd.	7,400	84,412
Sinko Industries, Ltd.	6,400	111,897
Sintokogio, Ltd.	13,500	83,333
SK-Electronics Co., Ltd.	2,700	23,380
SKY Perfect JSAT Holdings, Inc.	43,700	159,568
SMK Corp.	1,700	33,727
Snow Peak, Inc.	5,400	148,851
SNT Corp.	7,300	14,661
Soda Nikka Co., Ltd.	7,000	50,085
Sodick Co., Ltd.	14,500	103,251
Soft99 Corp.	5,100	59,288
Softcreate Holdings Corp.	2,300	86,987
Software Service, Inc.	1,100	61,947
Soiken Holdings, Inc.	2,100	5,777
Soken Chemical & Engineering Co. Ltd.	700	10,219
Solasto Corp.	12,800	137,443
SoldOut, Inc. (a) (d)	800	8,930
Soliton Systems KK (d)	2,500	30,322
Sotetsu Holdings, Inc. (a) (d)	8,700	159,350
Sotoh Co., Ltd.	3,100	21,564
Space Co., Ltd. (d)	5,060	39,724
Space Value Holdings Co., Ltd. (a)	11,300	112,636

Japan—(Continued)
Sparx Group Co., Ltd.	29,200	75,908
SPK Corp.	3,400	41,081
Sprix, Ltd.	1,300	20,311
SRA Holdings	3,100	77,495
SRE Holdings Corp. (a) (d)	1,200	75,395
ST Corp.	4,100	54,786
St-Care Holding Corp.	2,300	15,737
St. Marc Holdings Co., Ltd.	5,100	64,868
Star Mica Holdings Co., Ltd.	3,000	34,586
Star Micronics Co., Ltd.	9,200	123,901
Starts Corp., Inc.	8,700	189,931
Starzen Co., Ltd.	4,400	76,505
Stella Chemifa Corp.	3,600	82,787
Step Co., Ltd.	3,300	54,762
Strike Co., Ltd.	2,200	97,352
Studio Alice Co., Ltd. (d)	2,900	54,029
Subaru Enterprise Co., Ltd.	100	7,880
Sugimoto & Co., Ltd.	3,000	63,367
Sumida Corp. (d)	8,600	94,739
Suminoe Textile Co., Ltd. (d)	2,300	30,413
Sumitomo Bakelite Co., Ltd.	8,600	435,942
Sumitomo Densetsu Co., Ltd.	5,400	97,982
Sumitomo Mitsui Construction Co., Ltd.	48,760	180,989
Sumitomo Osaka Cement Co., Ltd. (d)	9,900	304,264
Sumitomo Precision Products Co., Ltd. (a)	1,200	22,139
Sumitomo Riko Co., Ltd.	11,500	59,263
Sumitomo Seika Chemicals Co., Ltd.	2,700	73,591
Sumitomo Warehouse Co., Ltd. (The)	16,500	278,595
Sun Frontier Fudousan Co., Ltd.	10,100	88,076
Sun-Wa Technos Corp.	3,900	54,387
Suncall Corp.	8,300	44,594
Suruga Bank, Ltd. (d)	39,500	174,341
Suzuki Co., Ltd.	3,300	25,363
SWCC Showa Holdings Co., Ltd. (d)	7,600	109,891
System Information Co., Ltd.	2,800	21,058
System Research Co., Ltd.	1,200	20,667
Systems Engineering Consultants Co., Ltd.	600	12,600
Systena Corp.	53,600	199,628
Syuppin Co., Ltd. (d)	6,100	57,651
T Hasegawa Co., Ltd.	8,400	197,483
T RAD Co., Ltd.	1,900	46,188
T&K Toka Co., Ltd.	7,200	52,081
T-Gaia Corp.	6,000	86,387
Tachi-S Co., Ltd.	10,300	112,967
Tachibana Eletech Co., Ltd.	5,640	78,505
Tachikawa Corp. (d)	3,100	30,617
Tadano, Ltd. (d)	31,400	302,503
Taihei Dengyo Kaisha, Ltd.	4,500	112,406
Taiheiyo Kouhatsu, Inc. (d)	2,100	11,659
Taiho Kogyo Co., Ltd.	6,400	45,184
Taikisha, Ltd.	8,100	219,784
Taiko Bank, Ltd. (The) (d)	3,100	35,925
Taiko Pharmaceutical Co., Ltd. (a) (d)	5,600	40,087
Taisei Lamick Co., Ltd.	2,200	52,292
Taiyo Holdings Co., Ltd.	9,800	296,515
Takachiho Koheki Co., Ltd.	400	5,375
Takamatsu Construction Group Co., Ltd.	5,400	92,416

See accompanying notes to financial statements.

BHFTII-27

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2021

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Takamiya Co., Ltd. (d)	5,200	$20,299
Takano Co., Ltd. (d)	4,600	28,714
Takaoka Toko Co., Ltd.	4,365	53,928
Takara & Co., Ltd.	1,300	22,337
Takara Holdings, Inc.	13,600	144,375
Takara Leben Co., Ltd. (d)	28,600	71,858
Takara Standard Co., Ltd.	9,300	113,997
Takasago International Corp.	4,200	105,529
Takasago Thermal Engineering Co., Ltd. (d)	11,100	182,975
Takashima & Co., Ltd.	2,500	52,402
Takashimaya Co., Ltd. (d)	38,500	358,165
Take And Give Needs Co., Ltd. (a)	610	5,118
Takemoto Yohki Co., Ltd. (d)	1,200	8,659
Takeuchi Manufacturing Co., Ltd.	10,400	246,774
Takihyo Co., Ltd. (d)	2,000	27,745
Takisawa Machine Tool Co., Ltd.	2,200	22,138
Takuma Co., Ltd.	15,700	194,521
Tama Home Co., Ltd.	4,800	96,443
Tamagawa Holdings Co., Ltd. (a)	1,100	9,497
Tamron Co., Ltd. (d)	6,000	148,935
Tamura Corp. (d)	26,000	150,721
Tanseisha Co., Ltd.	11,750	80,192
Tatsuta Electric Wire and Cable Co., Ltd.	14,200	59,012
Tayca Corp.	5,200	58,488
TBK Co., Ltd.	8,000	27,977
TBS Holdings, Inc.	4,000	57,874
TDC Soft, Inc.	4,900	49,206
TeamSpirit, Inc. (a)	1,000	5,321
TechMatrix Corp.	9,800	161,564
TECHNO ASSOCIE Co., Ltd. (d)	300	3,263
Techno Medica Co., Ltd.	2,400	34,140
Techno Ryowa, Ltd. (d)	4,800	37,932
Teijin, Ltd.	5,100	62,741
Teikoku Electric Manufacturing Co., Ltd.	6,000	77,150
Teikoku Sen-I Co., Ltd. (d)	4,900	98,879
Teikoku Tsushin Kogyo Co., Ltd.	3,000	35,942
Tekken Corp. (d)	2,700	42,065
Temairazu, Inc.	700	31,161
Tenma Corp.	5,700	130,829
Teraoka Seisakusho Co., Ltd.	200	661
Terilogy Co., Ltd.	1,600	5,453
Tigers Polymer Corp.	2,200	8,760
TKC Corp.	7,400	222,284
Toa Corp.	9,600	67,439
Toa Corp. (d)	5,200	109,407
Toa Oil Co., Ltd.	2,300	59,067
TOA ROAD Corp. (d)	1,400	59,033
Toabo Corp.	3,400	12,503
Toagosei Co., Ltd.	30,800	309,562
Tobishima Corp.	5,560	49,257
TOC Co., Ltd. (d)	14,300	82,553
Tocalo Co., Ltd.	17,400	223,149
Tochigi Bank, Ltd. (The)	38,200	76,718
Toda Corp. (d)	8,600	54,433
Toda Kogyo Corp. (a) (d)	600	22,912
Toell Co., Ltd. (d)	3,100	22,774
Toenec Corp.	2,400	70,525

Japan—(Continued)
Toho Bank, Ltd. (The) (d)	57,800	106,530
Toho Co., Ltd. (a)	2,700	30,100
Toho Holdings Co., Ltd.	13,700	209,035
Toho Titanium Co., Ltd.	11,300	92,668
Toho Zinc Co., Ltd.	5,000	99,078
Tohoku Bank, Ltd. (The)	4,700	41,046
Tohokushinsha Film Corp.	4,800	26,915
Tokai Carbon Co., Ltd. (d)	30,600	321,399
Tokai Corp.	7,400	127,063
TOKAI Holdings Corp.	24,700	186,606
Tokai Lease Co., Ltd. (d)	1,600	22,154
Tokai Rika Co., Ltd.	15,500	208,612
Tokai Tokyo Financial Holdings, Inc.	64,500	221,325
Token Corp. (d)	2,460	202,116
Tokushu Tokai Paper Co., Ltd.	3,000	107,457
Tokuyama Corp.	19,200	305,148
Tokyo Base Co., Ltd. (a)	4,100	21,532
Tokyo Electron Device, Ltd.	2,400	136,059
Tokyo Energy & Systems, Inc.	8,000	75,952
Tokyo Keiki, Inc. (d)	4,200	36,515
Tokyo Rakutenchi Co., Ltd.	1,000	34,905
Tokyo Rope Manufacturing Co., Ltd. (a)	2,800	21,228
Tokyo Sangyo Co., Ltd. (d)	7,300	47,791
Tokyo Seimitsu Co., Ltd.	11,900	523,954
Tokyo Steel Manufacturing Co., Ltd.	29,000	347,205
Tokyo Tekko Co., Ltd.	3,400	39,137
Tokyo Theatres Co., Inc. (a) (d)	2,900	30,607
Tokyo TY Financial Group, Inc.	9,724	128,334
Tokyotokeiba Co., Ltd. (d)	4,200	155,461
Tokyu Construction Co., Ltd. (d)	21,400	123,604
Tokyu Recreation Co., Ltd. (a) (d)	1,200	51,792
Toli Corp.	15,600	28,873
Tomato Bank, Ltd.	4,200	38,680
Tomen Devices Corp. (d)	800	51,898
Tomoe Corp.	9,800	40,557
Tomoe Engineering Co., Ltd. (d)	2,100	41,035
Tomoegawa Co., Ltd. (a) (d)	1,000	7,329
Tomoku Co., Ltd.	3,900	60,625
TOMONY Holdings, Inc.	47,700	131,475
Tomy Co., Ltd.	25,100	239,832
Tonami Holdings Co., Ltd.	1,800	60,919
Topcon Corp.	28,800	415,425
Topre Corp.	9,800	101,479
Topy Industries, Ltd. (d)	5,700	55,256
Torex Semiconductor, Ltd.	500	14,479
Toridolll Holdings Corp.	11,600	250,728
Torigoe Co., Ltd. (The) (d)	6,000	34,845
Torii Pharmaceutical Co., Ltd. (d)	4,500	112,596
Torishima Pump Manufacturing Co., Ltd. (d)	7,700	64,065
Tosei Corp.	11,700	102,738
Toshiba TEC Corp.	5,000	204,536
Totech Corp.	700	15,409
Totetsu Kogyo Co., Ltd. (d)	8,000	174,366
Tottori Bank, Ltd. (The)	3,700	37,313
Toukei Computer Co., Ltd. (d)	300	12,819
Tow Co., Ltd.	11,000	29,456
Towa Bank, Ltd. (The)	11,500	54,189

See accompanying notes to financial statements.

BHFTII-28

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2021

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Towa Corp. (d)	6,300	$175,800
Towa Pharmaceutical Co., Ltd.	8,400	209,163
Toyo Construction Co., Ltd.	25,499	128,802
Toyo Corp.	7,900	76,652
Toyo Denki Seizo KK	3,200	29,640
Toyo Engineering Corp. (a)	10,800	66,482
Toyo Gosei Co., Ltd.	800	108,725
Toyo Ink SC Holdings Co., Ltd. (d)	10,300	172,383
Toyo Kanetsu KK (d)	2,400	52,272
Toyo Machinery & Metal Co., Ltd.	6,000	28,254
Toyo Securities Co., Ltd.	23,000	29,597
Toyo Seikan Group Holdings, Ltd.	4,600	54,798
Toyo Sugar Refining Co., Ltd.	900	8,058
Toyo Tanso Co., Ltd. (d)	3,600	100,161
Toyo Tire Corp.	6,700	104,101
Toyo Wharf & Warehouse Co., Ltd.	2,500	31,471
Toyobo Co., Ltd.	23,600	257,709
Toyoda Gosei Co., Ltd.	100	2,175
TPR Co., Ltd.	7,300	90,504
Traders Holdings Co., Ltd. (d)	2,800	9,203
Trancom Co., Ltd. (d)	2,300	178,767
Transaction Co., Ltd.	1,400	13,145
Transcosmos, Inc.	2,800	79,845
TRE Holdings Corp.	10,168	155,966
Tri Chemical Laboratories, Inc.	6,000	189,142
Trusco Nakayama Corp.	9,600	227,940
TS Tech Co., Ltd.	20,700	254,484
TSI Holdings Co., Ltd. (a)	14,405	42,459
Tsubaki Nakashima Co., Ltd.	13,000	166,042
Tsubakimoto Chain Co.	7,900	217,048
Tsubakimoto Kogyo Co., Ltd.	1,600	61,727
Tsudakoma Corp. (a) (d)	1,600	8,769
Tsugami Corp. (d)	10,600	161,196
Tsukamoto Corp. Co., Ltd.	1,100	12,700
Tsukishima Kikai Co., Ltd.	9,000	88,733
Tsukuba Bank, Ltd.	34,500	53,091
Tsumura & Co.	10,200	290,428
Tsurumi Manufacturing Co., Ltd. (d)	6,100	87,824
Tsutsumi Jewelry Co., Ltd.	2,100	35,423
TV Asahi Holdings Corp.	6,300	78,299
TV Tokyo Holdings Corp.	1,800	31,955
TYK Corp.	6,000	16,077
UACJ Corp. (a) (d)	9,185	212,353
Ube Industries, Ltd. (d)	24,700	429,070
Ubicom Holdings, Inc.	400	10,463
Uchida Yoko Co., Ltd.	2,600	119,127
Ueki Corp. (d)	2,200	27,575
Ulvac, Inc.	6,600	413,199
Uniden Holdings Corp.	1,100	34,954
Union Tool Co.	3,400	117,328
Unipres Corp. (d)	10,600	74,095
United Super Markets Holdings, Inc. (d)	18,100	166,327
UNITED, Inc.	3,000	51,756
Unitika, Ltd. (a) (d)	15,600	40,690
Universal Entertainment Corp. (a)	7,300	154,921
Urbanet Corp. Co., Ltd.	4,500	11,572
Usen-Next Holdings Co., Ltd.	2,700	70,300

Japan—(Continued)
Ushio, Inc.	30,500	506,517
UT Group Co., Ltd. (d)	6,600	248,188
Utoc Corp.	5,100	32,098
Uzabase, Inc. (a)	2,800	35,787
V Technology Co., Ltd. (d)	2,700	84,393
V-Cube, Inc.	2,100	19,254
Valor Holdings Co., Ltd.	11,800	220,159
Valqua, Ltd.	6,000	141,086
Value HR Co., Ltd. (d)	1,000	24,427
ValueCommerce Co., Ltd.	4,300	167,124
Vector, Inc. (a)	8,200	83,527
Vertex Corp.	1,000	26,865
Village Vanguard Co., Ltd. (a)	2,300	19,995
VINX Corp.	1,000	7,712
VisasQ, Inc. (a) (d)	300	13,605
Vital KSK Holdings, Inc.	14,200	99,628
VT Holdings Co., Ltd.	24,300	98,664
Wacoal Holdings Corp.	12,400	230,169
Wacom Co., Ltd.	39,500	314,586
Wakachiku Construction Co., Ltd. (d)	4,600	74,668
Wakamoto Pharmaceutical Co., Ltd. (a)	9,000	24,413
Wakita & Co., Ltd.	11,200	104,777
Warabeya Nichiyo Holdings Co., Ltd.	4,200	75,331
Waseda Academy Co., Ltd. (d)	1,400	12,719
Watahan & Co., Ltd.	3,200	35,193
Watts Co., Ltd.	1,900	11,848
WDB Holdings Co., Ltd.	2,700	72,653
Weathernews, Inc.	1,500	125,461
Welbe, Inc.	2,300	26,676
Wellnet Corp.	4,400	17,482
West Holdings Corp. (d)	5,629	279,125
Will Group, Inc. (d)	4,200	52,437
WIN-Partners Co., Ltd. (d)	5,000	43,251
Wood One Co., Ltd. (d)	2,600	23,237
World Co., Ltd. (a) (d)	5,000	51,644
World Holdings Co., Ltd.	2,500	56,338
Wow World, Inc.	1,500	19,744
Wowow, Inc.	2,200	33,569
Writeup Co., Ltd. (a)	400	10,346
Xebio Holdings Co., Ltd.	8,700	69,740
Y.A.C. Holdings Co., Ltd. (d)	1,800	17,497
YA-MAN, Ltd. (d)	8,800	73,348
Yachiyo Industry Co., Ltd.	3,900	23,079
Yahagi Construction Co., Ltd.	9,500	63,184
Yaizu Suisankagaku Industry Co., Ltd.	4,400	34,812
YAKUODO Holdings Co., Ltd. (d)	2,900	56,626
YAMABIKO Corp. (d)	11,500	124,578
YAMADA Consulting Group Co., Ltd.	3,100	29,674
Yamagata Bank, Ltd. (The)	9,300	70,185
Yamaguchi Financial Group, Inc.	57,500	336,279
Yamaichi Electronics Co., Ltd.	7,500	151,681
Yamanashi Chuo Bank, Ltd. (The)	10,400	77,618
Yamatane Corp.	3,400	47,647
Yamato Corp.	6,600	43,680
Yamato Kogyo Co., Ltd. (d)	12,200	395,114
Yamaura Corp.	2,800	23,470
Yamaya Corp. (d)	1,150	24,465

See accompanying notes to financial statements.

BHFTII-29

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2021

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Yamazawa Co., Ltd.	1,000	$14,123
Yamazen Corp.	19,500	182,424
Yaoko Co., Ltd. (d)	3,400	206,327
Yashima Denki Co., Ltd. (d)	7,500	63,893
Yasuda Logistics Corp. (d)	4,900	41,841
Yasunaga Corp. (d)	1,700	13,733
Yellow Hat, Ltd.	10,300	148,021
Yodogawa Steel Works, Ltd. (d)	6,800	150,461
Yokogawa Bridge Holdings Corp. (d)	10,500	200,468
Yokorei Co., Ltd. (d)	15,500	112,520
Yokowo Co., Ltd. (d)	4,300	110,658
Yomeishu Seizo Co., Ltd.	2,400	37,473
Yondenko Corp.	3,200	47,816
Yondoshi Holdings, Inc. (d)	4,600	70,426
Yorozu Corp. (d)	6,500	60,637
Yoshimura Food Holdings KK (a)	2,000	10,902
Yoshinoya Holdings Co., Ltd. (d)	2,000	40,322
Yotai Refractories Co., Ltd.	4,100	46,161
Yuasa Funashoku Co., Ltd.	1,300	32,332
Yuasa Trading Co., Ltd.	5,800	150,220
Yuken Kogyo Co., Ltd.	1,700	25,036
Yurtec Corp.	12,000	70,110
Yushin Precision Equipment Co., Ltd.	2,900	18,960
Yushiro Chemical Industry Co., Ltd. (d)	3,700	36,014
Yutaka Giken Co., Ltd.	600	9,380
Zaoh Co., Ltd.	800	13,847
Zenrin Co., Ltd.	9,750	84,175
ZERIA Pharmaceutical Co., Ltd. (d)	600	10,234
ZIGExN Co., Ltd.	4,500	12,089
Zojirushi Corp. (d)	800	10,004
Zuiko Corp.	4,000	34,717

		151,532,574

Jersey, Channel Islands—0.1%
Centamin plc	366,127	440,439
JTC plc	24,399	302,484
Sanne Group plc	13,603	167,747

		910,670

Liechtenstein—0.1%
Liechtensteinische Landesbank AG	3,540	204,231
VP Bank AG - Class A	1,049	111,042

		315,273

Luxembourg—0.3%
APERAM S.A.	14,570	791,934
Befesa S.A.	6,897	529,029
L’Occitane International S.A.	87,500	354,057
SES S.A.	69,043	548,210

		2,223,230

Macau—0.0%
Huasheng International Holding, Ltd. (a)	76,000	19,885
MECOM Power and Construction, Ltd.	46,000	21,240

Macau—(Continued)
SJM Holdings, Ltd. (a)	358,000	241,074

		282,199

Mongolia—0.0%
Mongolian Mining Corp. (a) (d)	33,000	7,240
Turquoise Hill Resources, Ltd. (a)	12,079	198,619

		205,859

Netherlands—2.9%
Aalberts NV	31,181	2,051,607
Accell Group NV (a)	6,628	361,825
Alfen Beheer B.V. (a) (d)	2,688	270,652
AMG Advanced Metallurgical Group NV	10,120	325,776
Amsterdam Commodities NV (a)	2,850	80,644
Arcadis NV (d)	26,950	1,302,049
ASR Nederland NV	40,042	1,840,987
Atrium European Real Estate, Ltd. (a)	58,993	241,394
Basic-Fit NV (a) (d)	8,733	415,960
BE Semiconductor Industries NV	19,853	1,681,791
Beter Bed Holding NV (a) (d)	5,373	30,791
Boskalis Westminster	22,517	657,517
Brack Capital Properties NV (a)	856	135,239
Brunel International NV	8,065	102,867
Corbion NV	16,447	773,412
Flow Traders	10,451	383,337
ForFarmers NV	10,101	46,423
Fugro NV (a)	20,885	164,086
Heijmans NV	7,961	134,243
Hunter Douglas NV (a)	1,138	223,064
IMCD NV	9,949	2,208,752
Intertrust NV (a)	15,775	352,011
Kendrion NV	4,279	102,331
Koninklijke BAM Groep NV (a)	99,485	305,292
Koninklijke Vopak NV	7,916	277,545
Lucas Bols B.V. (a)	1,325	17,653
MFE-MediaForEurope NV - Class A (a)	120,075	122,420
MFE-MediaForEurope NV - Class B (d)	120,075	170,198
Nedap NV	1,849	131,771
New World Resources plc (a) (b) (c)	11,898	0
OCI NV (a)	14,410	375,924
Ordina NV	33,735	157,388
PostNL NV	140,500	610,017
Rhi Magnesita NV	4,696	209,276
SBM Offshore NV	44,193	658,623
SIF Holding NV	1,259	17,473
Signify NV	34,152	1,574,222
Sligro Food Group NV (a)	8,989	217,947
SNS REAAL NV (a) (b) (c)	105,329	0
TKH Group NV	11,770	744,501
TomTom NV (a) (d)	22,362	230,090
Van Lanschot Kempen NV	6,057	151,410

		19,858,508

New Zealand—0.6%
Air New Zealand, Ltd. (a)	72,013	74,491
Arvida Group, Ltd. (d)	91,546	123,611

See accompanying notes to financial statements.

BHFTII-30

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2021

Common Stocks—(Continued)

Security Description	Shares	Value

New Zealand—(Continued)
Briscoe Group, Ltd.	13,123	$61,121
Chorus, Ltd.	100,819	495,151
Delegat Group, Ltd.	6,671	64,897
Eroad, Ltd. (a)	4,808	17,016
Freightways, Ltd.	28,712	252,588
Gentrack Group, Ltd. (a)	7,810	11,232
Hallenstein Glasson Holdings, Ltd.	13,182	63,650
Heartland Group Holdings, Ltd.	101,737	175,762
Infratil, Ltd.	5,063	27,735
Investore Property, Ltd. (REIT)	46,089	61,552
Kathmandu Holdings, Ltd.	106,864	111,175
Michael Hill International, Ltd.	82,929	77,832
NEW Zealand King Salmon Investments, Ltd. (a)	8,061	7,616
New Zealand Refining Co., Ltd. (The) (a) (d)	39,302	25,306
NZME, Ltd.	71,247	69,413
NZX, Ltd.	67,435	83,616
Oceania Healthcare, Ltd.	106,494	97,772
Pacific Edge, Ltd. (a) (d)	89,677	81,569
PGG Wrightson, Ltd.	5,854	20,446
Pushpay Holdings, Ltd. (a) (d)	101,573	91,735
Restaurant Brands New Zealand, Ltd. (a) (d)	7,507	70,951
Sanford, Ltd. (a) (d)	17,782	59,042
Scales Corp., Ltd.	25,709	98,586
Serko, Ltd. (a) (d)	5,880	28,193
Skellerup Holdings, Ltd.	44,588	193,656
SKY Network Television, Ltd. (a)	45,879	84,914
SKYCITY Entertainment Group, Ltd.	180,796	386,378
Steel & Tube Holdings, Ltd.	51,732	54,946
Summerset Group Holdings, Ltd.	35,008	328,110
Synlait Milk, Ltd. (a) (d)	17,226	40,818
Tourism Holdings, Ltd. (a) (d)	26,255	53,081
TOWER, Ltd.	59,836	29,917
Trustpower, Ltd. (d)	13,980	70,487
Turners Automotive Group, Ltd.	8,394	25,689
Warehouse Group, Ltd. (The)	26,369	72,261
Z Energy, Ltd.	89,671	218,064

		3,910,379

Nigeria—0.0%
Airtel Africa plc	121,080	218,776

Norway—0.8%
ABG Sundal Collier Holding ASA	134,443	140,832
Akastor ASA (a) (d)	47,184	28,552
Aker Solutions ASA (a)	65,910	174,526
American Shipping Co. ASA (a)	16,816	61,521
Arcticzymes Technologies ASA (a)	3,275	34,833
Atea ASA (a)	18,057	335,483
Axactor SE (a) (d)	50,628	43,293
B2Holding ASA	54,575	64,073
Bonheur ASA	8,017	323,038
Borregaard ASA	5,707	143,826
Bouvet ASA	2,819	24,123
BW Energy, Ltd. (a)	25,058	57,017
BW Offshore, Ltd.	24,958	75,513
Crayon Group Holding ASA (a)	7,537	156,282

Norway—(Continued)
DNO ASA	137,884	163,074
Europris ASA	48,402	386,913
Fjordkraft Holding ASA	15,787	85,381
Frontline, Ltd. (a) (d)	24,578	175,267
Golden Ocean Group, Ltd.	14,917	134,529
Grieg Seafood ASA (a) (d)	13,378	126,213
Hexagon Composites ASA (a)	36,341	134,866
IDEX Biometrics ASA (a)	200,592	71,761
Itera ASA	17,553	30,382
Kid ASA	2,707	34,614
Kitron ASA	12,693	33,918
Kongsberg Automotive ASA (a)	141,487	48,464
Medistim ASA	1,357	56,322
MPC Container Ships A.S. (a)	39,419	109,616
Multiconsult ASA (d)	727	12,874
Nordic Nanovector ASA (a) (d)	11,705	30,570
Norway Royal Salmon ASA (d)	3,997	74,063
Norwegian Energy Co. ASA (a) (d)	1,276	22,259
Odfjell Drilling, Ltd. (a)	25,648	58,864
Odfjell SE - A Shares (a)	1,949	7,436
Olav Thon Eiendomsselskap ASA	1,714	38,048
Otello Corp. ASA (a)	150	457
PCI Biotech Holding ASA (a)	2,821	4,449
PGS ASA (a)	106,228	44,176
Protector Forsikring ASA	25,433	312,486
REC Silicon ASA (a)	64,361	130,266
Sbanken ASA	25,013	265,755
Selvaag Bolig ASA	14,928	86,393
Solon Eiendom ASA (a) (d)	6,503	32,441
Sparebank 1 Oestlandet	1,802	29,738
SpareBank 1 Sorost-Norge	3,854	28,584
Sparebanken More	490	24,706
Stolt-Nielsen, Ltd.	6,538	100,975
TGS ASA	32,320	309,745
Treasure ASA	21,003	42,647
Veidekke ASA	28,524	428,677
Wallenius Wilhelmsen ASA (a)	14,567	83,554
Wilh Wilhelmsen Holding ASA - Class A (d)	3,078	72,346
XXL ASA (a)	45,078	71,508

		5,567,249

Peru—0.0%
Hochschild Mining plc	95,965	168,506

Philippines—0.0%
Del Monte Pacific, Ltd.	77,636	23,333

Portugal—0.3%
Altri SGPS S.A.	27,747	176,240
Banco Comercial Portugues S.A. - Class R (a)	2,143,248	343,711
Banco Espirito Santo S.A. (a) (b) (c)	89,078	0
Corticeira Amorim SGPS S.A.	2,047	26,276
CTT-Correios de Portugal S.A.	47,697	246,494
Greenvolt-Energias Renovaveis S.A. (a)	504	3,632
Mota-Engil SGPS S.A. (a) (d)	25,385	36,945
Navigator Co. S.A. (The)	71,289	270,788
NOS SGPS S.A.	74,998	291,295

See accompanying notes to financial statements.

BHFTII-31

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2021

Common Stocks—(Continued)

Security Description	Shares	Value

Portugal—(Continued)
Novabase SGPS S.A. (a)	7,827	$45,706
REN - Redes Energeticas Nacionais SGPS S.A.	122,322	354,664
Sonae SGPS S.A.	309,228	352,887

		2,148,638

Russia—0.0%
Petropavlovsk plc (a) (d)	813,649	210,665

Singapore—1.2%
Abterra, Ltd. (a) (b) (c)	51,720	280
AEM Holdings, Ltd.	38,400	150,005
Ascendas India Trust	242,700	255,862
Avarga, Ltd.	46,000	9,353
Banyan Tree Holdings, Ltd. (a)	97,700	23,212
Best World International, Ltd. (a) (b) (c)	80,000	15,007
BOC Aviation, Ltd.	23,400	171,550
Bonvests Holdings, Ltd.	18,000	12,823
Boustead Projects, Ltd.	24,607	18,164
Boustead Singapore, Ltd.	82,025	60,572
Bukit Sembawang Estates, Ltd.	56,100	208,564
BW LPG, Ltd.	21,752	123,411
Centurion Corp., Ltd. (a)	98,400	24,096
China Aviation Oil Singapore Corp., Ltd.	83,000	57,901
Chip Eng Seng Corp., Ltd.	136,300	41,482
Chuan Hup Holdings, Ltd.	125,000	20,883
ComfortDelGro Corp., Ltd.	427,500	444,129
COSCO Shipping International Singapore Co., Ltd. (a)	332,100	62,809
Creative Technology, Ltd. (a)	16,300	28,432
CSE Global, Ltd.	114,300	41,985
CW Group Holdings, Ltd. (a) (b) (c)	106,000	0
Delfi, Ltd.	80,600	45,755
Ezion Holdings, Ltd. (a) (b) (c)	753,729	4,530
Ezra Holdings, Ltd. (a) (b) (c)	1,000,703	1,530
Far East Orchard, Ltd.	74,044	59,882
First Resources, Ltd.	141,400	158,501
Food Empire Holdings, Ltd.	54,000	30,846
Fraser and Neave, Ltd.	36,400	38,094
Frencken Group, Ltd.	57,600	84,335
Fu Yu Corp., Ltd.	98,800	20,556
Gallant Venture, Ltd. (a)	257,900	24,687
Geo Energy Resources, Ltd.	155,000	38,485
GK Goh Holdings, Ltd.	12,000	10,239
Golden Agri-Resources, Ltd.	1,606,500	292,204
Golden Energy & Resources, Ltd. (a)	69,000	14,854
GuocoLand, Ltd.	68,800	77,105
Halcyon Agri Corp., Ltd. (a)	155,813	26,583
Hanwell Holdings, Ltd.	19,000	5,917
Haw Par Corp., Ltd.	29,700	250,202
Hiap Hoe, Ltd.	58,000	27,318
Ho Bee Land, Ltd.	49,800	103,144
Hong Fok Corp., Ltd.	107,140	60,449
Hong Leong Asia, Ltd.	52,600	32,983
Hong Leong Finance, Ltd.	43,900	77,843
Hotel Grand Central, Ltd.	26,435	19,601
Hour Glass, Ltd. (The)	75,300	113,983
Hrnet Group, Ltd.	67,700	40,441

Singapore—(Continued)
Hwa Hong Corp., Ltd.	138,000	33,888
Hyflux, Ltd. (a) (b) (c)	179,500	5,553
iFAST Corp., Ltd.	25,500	158,952
IGG, Inc.	227,000	201,837
Indofood Agri Resources, Ltd. (a)	152,000	36,684
InnoTek, Ltd.	17,400	9,941
Japfa, Ltd.	98,670	44,314
k1 Ventures, Ltd. (a) (b) (c)	80,800	0
Kenon Holdings, Ltd.	5,886	298,937
Keppel Infrastructure Trust	849,718	343,697
KSH Holdings, Ltd.	25,700	6,770
Low Keng Huat Singapore, Ltd.	122,600	39,120
Metro Holdings, Ltd.	141,600	79,781
Mewah International, Inc.	110,000	31,019
Midas Holdings, Ltd. (a) (b) (c)	452,000	12,075
mm2 Asia, Ltd. (a)	299,600	11,334
Nanofilm Technologies International, Ltd.	15,500	43,938
NetLink NBN Trust	103,900	77,082
NSL, Ltd.	15,000	9,128
Overseas Union Enterprise, Ltd.	70,300	70,948
Oxley Holdings, Ltd.	268,718	37,485
Pan-United Corp., Ltd.	53,750	13,366
Propnex, Ltd.	7,700	9,660
Q&M Dental Group Singapore, Ltd.	50,160	22,520
QAF, Ltd.	74,167	48,433
Raffles Education Corp., Ltd. (a)	335,506	17,935
Raffles Medical Group, Ltd.	229,411	233,292
Rickmers Maritime (a) (b) (c)	110,000	0
Riverstone Holdings, Ltd.	108,000	56,234
Roxy-Pacific Holdings, Ltd. (a)	94,325	33,240
SBS Transit, Ltd.	25,600	56,091
Sembcorp Industries, Ltd.	234,400	348,038
Sembcorp Marine, Ltd. (a)	407,000	24,782
Sheng Siong Group, Ltd.	146,100	158,254
SHS Holdings, Ltd. (a)	47,000	5,441
SIA Engineering Co., Ltd. (a)	55,200	89,298
SIIC Environment Holdings, Ltd.	220,300	40,054
Sinarmas Land, Ltd.	618,500	112,529
Sing Holdings, Ltd.	82,000	23,123
Singapore Land Group, Ltd.	20,800	41,347
Singapore Post, Ltd.	414,200	199,788
Singapore Press Holdings, Ltd.	360,400	623,136
Stamford Land Corp., Ltd.	158,000	42,210
StarHub, Ltd.	117,100	118,141
Straits Trading Co., Ltd.	6,800	16,705
Swiber Holdings, Ltd. (a) (b) (c)	117,749	1,783
Thomson Medical Group, Ltd.	328,600	20,496
Tuan Sing Holdings, Ltd.	181,205	61,199
UMS Holdings, Ltd.	145,312	164,148
United Overseas Insurance, Ltd.	4,000	20,332
UOB-Kay Hian Holdings, Ltd.	121,277	143,073
Vicom, Ltd.	26,000	39,362
Wee Hur Holdings, Ltd.	85,000	12,422
Wing Tai Holdings, Ltd.	119,321	158,428
XP Power, Ltd.	4,868	336,294
Yeo Hiap Seng, Ltd.	20,155	12,934

		8,287,158

See accompanying notes to financial statements.

BHFTII-32

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2021

Common Stocks—(Continued)

Security Description	Shares	Value

South Africa—0.1%
Investec plc	65,010	$353,295
Mediclinic International plc (a)	122,923	530,856

		884,151

Spain—2.0%
Acerinox S.A.	66,512	855,084
Alantra Partners S.A.	6,139	106,591
Almirall S.A.	21,750	278,229
Amper S.A. (a)	224,339	43,667
Applus Services S.A.	33,014	303,640
Atresmedia Corp. de Medios de Comunicacion S.A.	31,355	119,027
Azkoyen S.A.	3,142	18,465
Banco de Sabadell S.A. (a)	1,391,150	922,276
Bankinter S.A.	186,237	944,321
Caja de Ahorros del Mediterraneo (a) (b) (c) (d)	14,621	0
Cia de Distribucion Integral Logista Holdings S.A.	12,772	254,336
Cie Automotive S.A.	13,586	419,948
Construcciones y Auxiliar de Ferrocarriles S.A. (a)	5,880	243,230
Distribuidora Internacional de Alimentacion S.A. (a)	2,455,491	44,067
Ebro Foods S.A. (d)	20,251	389,038
eDreams ODIGEO S.A. (a) (d)	17,603	192,616
Elecnor S.A.	11,262	134,209
Enagas S.A.	49,655	1,148,443
Ence Energia y Celulosa S.A (a)	57,034	147,057
Ercros S.A. (a)	30,406	102,842
Faes Farma S.A.	95,055	376,090
Fluidra S.A.	14,698	588,685
Fomento de Construcciones y Contratas S.A.	12,522	156,647
Gestamp Automocion S.A. (a)	18,173	91,991
Global Dominion Access S.A.	25,444	135,559
Grupo Catalana Occidente S.A.	15,169	515,907
Grupo Empresarial San Jose S.A. (d)	8,320	46,361
Grupo Ezentis S.A. (a) (d)	78,251	15,902
Iberpapel Gestion S.A.	1,128	23,117
Indra Sistemas S.A. (a)	42,149	453,523
Laboratorios Farmaceuticos Rovi S.A.	4,330	363,155
Linea Directa Aseguradora S.A. Cia de Seguros y Reaseguros	186,237	338,946
Mapfre S.A.	155,592	316,466
Mediaset Espana Comunicacion S.A. (a)	49,361	230,218
Melia Hotels International S.A. (a)	31,617	214,998
Metrovacesa S.A.	2,919	23,582
Miquel y Costas & Miquel S.A. (d)	8,750	130,188
Neinor Homes S.A. (a)	4,237	50,528
Obrascon Huarte Lain S.A. (a)	47,913	55,567
Pharma Mar S.A.	3,957	256,102
Prim S.A.	3,013	49,974
Promotora de Informaciones S.A. - Class A (a) (d)	83,921	53,829
Prosegur Cash S.A.	11,698	8,262
Prosegur Cia de Seguridad S.A.	54,905	143,336
Realia Business S.A. (a)	143,011	129,523
Sacyr S.A. (d)	125,224	325,846
Solaria Energia y Medio Ambiente S.A. (a)	19,439	372,942
Talgo S.A. (a)	22,161	136,114
Tecnicas Reunidas S.A. (a) (d)	11,115	87,853
Tubacex S.A. (a) (d)	32,455	55,532
Unicaja Banco S.A.	267,421	264,676

Spain—(Continued)
Vidrala S.A.	5,416	533,588
Viscofan S.A.	10,515	679,589
Vocento S.A. (a)	18,128	19,399
Zardoya Otis S.A.	23,178	187,605

		14,098,686

Sweden—3.6%
AcadeMedia AB	21,250	130,242
AddLife AB - Class B	6,428	270,409
AddNode Group AB	7,307	345,758
AFRY AB	5,236	146,565
Alimak Group AB	10,425	131,822
Alligo AB - Class B	8,890	188,721
Ambea AB	4,741	31,666
Annehem Fastigheter AB - Class B (a)	7,859	32,425
Arise AB (a)	4,852	24,513
Arjo AB - B Shares	55,404	677,998
Atrium Ljungberg AB - B Shares	12,121	267,874
Attendo AB (a)	28,610	121,659
Beijer Alma AB	13,962	424,074
Beijer Electronics Group AB (a)	7,843	67,678
Bergman & Beving AB	10,176	168,780
Besqab AB	1,061	21,622
Betsson AB - Class B (a)	39,536	237,723
BHG Group AB (a)	13,680	143,846
Bilia AB - A Shares	27,610	488,742
BioGaia AB - B Shares	3,513	201,028
Biotage AB	20,199	584,470
Bonava AB - B Shares	18,068	155,625
Boozt AB (a) (d)	4,572	92,963
Bravida Holding AB	44,355	623,130
Bufab AB	11,463	562,282
Bulten AB	4,294	43,989
Byggmax Group AB	18,326	181,288
Careium AB (a)	3,391	11,314
Catena AB	7,656	477,858
Cellavision AB	2,146	76,969
Clas Ohlson AB - B Shares	15,608	237,089
Cloetta AB - B Shares	79,517	230,042
Collector AB (a)	5,059	21,239
Coor Service Management Holding AB	24,209	221,409
Corem Property Group AB - B Shares	182,923	660,955
Dios Fastigheter AB	26,164	341,780
Doro AB (a)	3,391	11,587
Duni AB (a)	13,288	171,859
Dustin Group AB	21,864	255,486
Eastnine AB	7,088	123,977
Elanders AB - B Shares	1,453	27,986
Electrolux Professional AB - Class B (a)	42,587	294,734
Eltel AB (a)	18,428	31,814
Enea AB (a)	4,082	122,613
Eolus Vind AB - B Shares	935	12,798
eWork Group AB	2,864	42,114
Fagerhult AB	19,392	130,690
Fastighets AB Trianon	997	26,257
FastPartner AB - Class A	10,644	142,933

See accompanying notes to financial statements.

BHFTII-33

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2021

Common Stocks—(Continued)

Security Description	Shares	Value

Sweden—(Continued)
FastPartner AB - D Shares	332	$3,035
Fingerprint Cards AB - Class B (a) (d)	28,890	65,532
FormPipe Software AB	2,450	12,203
G5 Entertainment AB	208	9,114
GARO AB	4,784	113,597
GHP Specialty Care AB	7,172	20,472
Granges AB	31,689	372,400
Haldex AB (a)	16,480	96,641
Heba Fastighets AB - Class B	9,527	165,411
Hexatronic Group AB	4,912	271,022
HMS Networks AB	5,072	313,043
Hoist Finance AB (a)	12,983	41,970
Humana AB (a)	6,890	55,398
Instalco AB	7,795	373,306
INVISIO AB	1,473	26,695
Inwido AB	16,291	334,671
ITAB Shop Concept AB (a)	1,944	2,887
JM AB	17,370	783,445
John Mattson Fastighetsforetagen AB (a)	2,402	52,761
Karnov Group AB	8,105	59,752
Karo Pharma AB (a)	1,654	10,976
Know It AB	7,992	330,908
Lagercrantz Group AB - B Shares	64,002	939,141
LeoVegas AB	5,910	22,815
Lime Technologies AB	808	30,764
Lindab International AB	25,702	913,925
Loomis AB	14,627	389,611
Mekonomen AB (a)	11,543	199,769
MIPS AB	5,364	703,290
Modern Times Group MTG AB - B Shares (a)	20,045	203,833
Munters Group AB	5,097	39,430
Mycronic AB	17,551	408,200
NCAB Group AB	3,950	38,196
NCC AB - B Shares	12,705	235,758
Nederman Holding AB	7,692	183,534
Nelly Group AB (a)	2,434	8,477
Net Insight AB - Class B (a)	74,697	54,329
New Wave Group AB - B Shares	19,643	362,013
Nobia AB	40,224	242,357
Nobina AB	35,717	422,913
Nolato AB - B Shares	55,167	652,481
Nordic Waterproofing Holding AB	6,754	165,912
NP3 Fastigheter AB	11,449	454,692
Nyfosa AB	52,200	901,210
OEM International AB - B Shares	11,400	233,864
Pandox AB (a)	12,806	205,837
Peab AB - Class B	18,805	236,510
Platzer Fastigheter Holding AB - Class B	15,422	231,319
Pricer AB - B Shares	32,212	87,172
Proact IT Group AB	8,496	81,754
Qliro AB (a)	2,434	6,322
Ratos AB - B Shares	61,820	395,575
RaySearch Laboratories AB (a)	7,859	49,011
Rejlers AB	804	12,894
Rottneros AB	26,936	30,943
Scandi Standard AB	18,069	81,972
Scandic Hotels Group AB (a)	23,341	93,881

Sweden—(Continued)
Sdiptech AB - Class B (a)	1,095	57,126
Sectra AB - B Shares (a)	30,910	679,185
Semcon AB	5,540	77,683
Sensys Gatso Group AB (a)	223,283	23,561
SkiStar AB	13,849	260,191
Solid Forsakring AB (a)	2,709	17,610
Stendorren Fastigheter AB (a)	1,576	52,818
Systemair AB	22,572	254,268
Tethys Oil AB	2,076	14,301
TF Bank AB	690	17,488
Troax Group AB	11,680	599,045
VBG Group AB - B Shares	2,387	49,536
Vitec Software Group AB - B Shares	3,316	203,846

		25,181,996

Switzerland—7.5%
Aevis Victoria S.A. (a)	892	14,197
Allreal Holding AG	4,342	959,685
ALSO Holding AG (a)	2,049	670,091
APG SGA S.A. (a)	390	85,123
Arbonia AG	14,726	332,911
Aryzta AG (a)	230,151	287,675
Ascom Holding AG (a)	3,201	41,286
Autoneum Holding AG (a)	1,187	220,878
Bachem Holding AG - Class B	1,020	799,041
Baloise Holding AG	3,602	588,076
Banque Cantonale de Geneve	750	132,028
Banque Cantonale Vaudoise	4,186	325,097
Belimo Holding AG	2,560	1,620,350
Bell Food Group AG	693	221,678
Bellevue Group AG	3,322	149,794
Berner Kantonalbank AG	1,494	332,265
BKW AG	6,201	804,877
Bobst Group S.A. (a)	3,214	292,364
Bossard Holding AG - Class A	2,139	770,303
Bucher Industries AG	2,031	1,001,654
Burckhardt Compression Holding AG	610	288,831
Burkhalter Holding AG	1,499	103,654
Bystronic AG	452	635,021
Calida Holding AG	1,703	90,749
Carlo Gavazzi Holding AG	124	37,407
Cembra Money Bank AG	9,521	692,801
Cicor Technologies, Ltd. (a)	644	37,277
Cie Financiere Tradition S.A.	597	68,420
Clariant AG (a)	59,367	1,238,991
Coltene Holding AG (a)	1,490	183,404
Comet Holding AG	1,621	593,540
Daetwyler Holding AG	269	118,649
DKSH Holding AG	11,314	932,393
dormakaba Holding AG	835	550,667
Dufry AG (a)	14,576	718,564
EDAG Engineering Group AG (a)	3,171	42,755
EFG International AG (a)	30,423	231,567
Emmi AG	657	773,795
Energiedienst Holding AG	4,654	236,609
Evolva Holding S.A. (a) (d)	84,327	12,375

See accompanying notes to financial statements.

BHFTII-34

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2021

Common Stocks—(Continued)

Security Description	Shares	Value

Switzerland—(Continued)
Feintool International Holding AG (a)	588	$37,294
Fenix Outdoor International AG	1,091	147,938
Ferrexpo plc	110,230	446,527
Flughafen Zurich AG (a)	5,491	988,575
Forbo Holding AG	343	701,256
Fundamenta Real Estate AG	3,326	70,995
Galenica AG	13,396	1,005,071
GAM Holding AG (a)	62,659	93,192
Georg Fischer AG	1,273	1,924,762
Gurit Holding AG (d)	143	242,575
Helvetia Holding AG	10,528	1,237,912
Hiag Immobilien Holding AG	1,881	196,067
Highlight Communications AG (a)	7,829	35,412
HOCHDORF Holding AG (a) (d)	174	8,315
Huber & Suhner AG	5,184	493,004
Hypothekarbank Lenzburg AG	3	13,898
Implenia AG (a) (d)	4,729	107,260
Ina Invest Holding AG (a)	1,388	28,486
Inficon Holding AG	501	730,759
Interroll Holding AG	220	988,308
Intershop Holding AG	466	312,863
Investis Holding S.A.	322	36,929
IWG plc (a)	194,505	764,158
Jungfraubahn Holding AG (a)	890	131,051
Kardex Holding AG	2,137	703,441
Komax Holding AG (a)	974	269,885
Kudelski S.A. (d)	13,221	53,733
Landis & Gyr Group AG (a)	4,126	278,177
LEM Holding S.A.	166	462,677
Luzerner Kantonalbank AG	1,001	455,537
Medacta Group S.A. (a)	1,064	165,795
Medartis Holding AG (a)	614	87,792
Medmix AG (a)	5,258	259,778
Meier Tobler Group AG (a)	1,744	34,457
Metall Zug AG - B Shares	78	176,314
Mikron Holding AG (a)	2,145	18,130
Mobilezone Holding AG	13,629	203,540
Mobimo Holding AG (a)	2,123	711,216
OC Oerlikon Corp. AG	62,425	638,744
Orascom Development Holding AG (a)	4,230	49,923
Orell Fuessli Holding AG (d)	331	32,688
Orior AG	1,947	191,994
Phoenix Mecano AG	274	121,942
Plazza AG - Class A	191	70,630
PSP Swiss Property AG	13,459	1,675,437
Resurs Holding AB	27,086	113,434
Rieter Holding AG (a)	1,344	259,974
Romande Energie Holding S.A.	111	166,286
Schaffner Holding AG	238	79,092
Schmolz & Bickenbach AG (a)	161,565	60,705
Schweiter Technologies AG	354	524,077
Schweizerische Nationalbank (d)	5	28,743
Sensirion Holding AG (a)	1,821	264,354
SFS Group AG	5,311	731,896
Siegfried Holding AG (a)	1,427	1,390,918
SIG Combibloc Group AG (a)	10,718	299,641
St. Galler Kantonalbank AG	970	462,643

Switzerland—(Continued)
Sulzer AG	5,258	518,321
Swiss Prime Site AG	13,459	1,320,103
Swissquote Group Holding S.A.	3,768	827,029
Tecan Group AG	2,058	1,251,425
TX Group AG (a)	1,079	185,097
U-Blox Holding AG (a)	2,199	169,345
V-ZUG Holding AG (a)	780	105,253
Valiant Holding AG	5,102	510,211
Valora Holding AG (a)	1,153	196,851
VAT Group AG	7,233	3,576,157
Vaudoise Assurances Holding S.A.	306	149,408
Vetropack Holding AG	4,400	277,994
Vifor Pharma AG	5,691	1,018,990
Von Roll Holding AG (a) (d)	16,704	19,591
Vontobel Holding AG	9,439	825,911
VZ Holding AG	4,180	447,428
Walliser Kantonalbank	1,345	149,096
Warteck Invest AG	53	137,881
Ypsomed Holding AG	621	126,644
Zehnder Group AG	4,202	427,759
Zug Estates Holding AG - B Shares (d)	83	180,368
Zuger Kantonalbank AG	57	421,555

		51,865,459

Taiwan—0.0%
FIT Hon Teng, Ltd. (a)	80,000	15,699

Tanzania—0.0%
Helios Towers plc (a)	61,859	143,732

United Arab Emirates—0.0%
Lamprell plc (a)	100,553	48,613

United Kingdom—12.9%
4imprint Group plc	7,046	268,486
888 Holdings plc	95,449	389,076
A.G. Barr plc	34,817	244,259
Aclara Resources, Inc. (a)	13,185	15,010
Advanced Medical Solutions Group plc	26,147	119,705
Air Partner plc	4,960	5,913
AJ Bell plc	46,708	239,316
Alfa Financial Software Holdings plc	5,160	13,219
Alliance Pharma plc	87,282	128,517
Anglo Pacific Group plc	51,447	93,700
Anglo-Eastern Plantations plc	5,782	56,395
Appreciate Group plc	23,099	7,751
Aptitude Software Group plc	1,319	10,355
Ascential plc (a)	66,869	363,677
Ashmore Group plc	97,994	384,743
Avon Protection plc	8,677	131,722
Babcock International Group plc (a)	152,440	657,818
Bakkavor Group plc	12,493	21,354
Balfour Beatty plc	201,378	712,427
Beazley plc (a)	163,069	1,028,883
Begbies Traynor Group plc (d)	20,686	37,620
Bellway plc	26,047	1,173,204

See accompanying notes to financial statements.

BHFTII-35

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2021

Common Stocks—(Continued)

Security Description	Shares	Value

United Kingdom—(Continued)
Biffa plc	44,517	$215,538
Bloomsbury Publishing plc	28,218	137,311
Bodycote plc	64,772	757,203
boohoo Group plc (a)	12,408	20,635
Braemar Shipping Services plc (d)	7,120	26,168
Brewin Dolphin Holdings plc	98,930	494,213
Britvic plc	74,790	931,093
Bytes Technology Group plc	35,838	274,796
Capita plc (a)	297,360	146,514
Capricorn Energy plc	170,133	432,381
Card Factory plc (a)	103,756	83,879
CareTech Holdings plc	15,279	119,115
Carr’s Group plc	19,239	41,647
Castings plc	2,870	13,912
Cazoo Group, Ltd. (a)	27,925	168,388
Centaur Media plc	92,526	70,125
Central Asia Metals plc	20,359	71,153
Centrica plc (a)	925,921	894,548
Chemring Group plc	102,749	411,901
Chesnara plc	50,709	195,535
Cineworld Group plc (a) (d)	80,064	34,506
Clarkson plc	8,219	431,009
Clinigen Group plc	30,848	381,895
Clipper Logistics plc	11,008	108,340
Close Brothers Group plc	45,801	867,849
CLS Holdings plc	60,694	179,280
CMC Markets plc	42,124	150,329
Coats Group plc	245,145	229,228
Computacenter plc	26,912	1,060,661
Concentric AB	11,928	368,636
ContourGlobal plc	28,299	73,210
Costain Group plc (a)	35,950	25,987
Countryside Properties plc (a)	139,641	847,792
Cranswick plc	15,648	783,327
Crest Nicholson Holdings plc	83,456	419,243
Currys plc	250,394	386,363
CVS Group plc	15,668	474,932
De La Rue plc (a) (d)	52,440	110,145
Devro plc	56,716	158,081
DFS Furniture plc	48,180	172,443
Dialight plc (a) (d)	5,140	22,974
Dignity plc (a) (d)	19,579	156,427
Diploma plc	24,915	1,138,453
DiscoverIE Group plc	22,813	316,542
Domino’s Pizza Group plc	134,943	837,675
dotdigital group plc	41,626	111,252
Drax Group plc	123,481	1,012,225
Dunelm Group plc	27,630	515,572
DWF Group plc	20,571	31,743
EKF Diagnostics Holdings plc	38,020	38,607
Elementis plc (a)	202,330	361,222
EMIS Group plc	13,707	251,568
Energean plc (a)	16,029	185,026
EnQuest plc (a)	515,849	130,082
Epwin Group plc	14,369	20,433
Ergomed plc (a)	4,183	84,630
Essentra plc	94,236	439,495

United Kingdom—(Continued)
Euromoney Institutional Investor plc	32,940	412,095
FD Technologies plc (a)	482	13,097
FDM Group Holdings plc	18,975	327,255
Fevertree Drinks plc	28,738	1,051,878
Firstgroup plc (a) (d)	110,748	153,620
Flex LNG, Ltd.	8,311	185,677
Flowtech Fluidpower plc (a)	6,703	12,633
Forterra plc	58,426	218,111
Foxtons Group plc	74,860	39,999
Frasers Group plc (a)	60,772	632,933
Frontier Developments plc (a)	1,358	32,797
Fuller Smith & Turner plc - Class A	9,279	89,581
Funding Circle Holdings plc (a)	10,326	15,660
Future plc	8,903	461,016
FW Thorpe plc	6,310	41,843
Galliford Try Holdings plc	49,848	121,077
Games Workshop Group plc	6,981	941,939
Gamma Communications plc	10,934	244,262
Gem Diamonds, Ltd.	44,142	28,292
Genel Energy plc	14,530	25,550
Genuit Group plc	68,299	541,066
Genus plc	1,892	126,227
Georgia Capital plc (a)	7,105	68,589
Go-Ahead Group plc (The) (a)	14,801	133,762
Gooch & Housego plc	2,212	36,696
Goodwin plc	188	8,221
Grafton Group plc	67,734	1,128,040
Grainger plc	208,838	890,525
Greggs plc	29,520	1,329,086
Gulf Keystone Petroleum, Ltd.	64,377	156,384
Gym Group plc (The) (a)	49,004	168,063
H&T Group plc	1,027	4,099
Halfords Group plc	72,677	339,981
Harworth Group plc	4,382	10,676
Hays plc	457,753	908,702
Headlam Group plc	31,939	185,007
Helical plc	38,476	235,959
Henry Boot plc	14,477	55,649
Hill & Smith Holdings plc	26,057	633,809
Hilton Food Group plc	19,243	296,725
Hiscox, Ltd.	68,213	792,897
Hollywood Bowl Group plc (a)	35,798	115,284
HomeServe plc	4,134	48,847
Hunting plc	52,837	121,027
Hyve Group plc (a)	76,414	96,933
Ibstock plc	123,730	340,682
IDOX plc	75,537	70,555
IG Group Holdings plc	89,761	988,171
IMI plc	60,177	1,410,411
Impax Asset Management Group plc	13,684	272,635
Inchcape plc	140,532	1,727,638
Indivior plc (a)	153,822	534,175
IntegraFin Holdings plc	46,352	351,578
International Personal Finance plc	79,366	138,572
iomart Group plc (d)	16,833	38,576
IP Group plc	225,731	377,716
IQE plc (a)	33,849	15,797

See accompanying notes to financial statements.

BHFTII-36

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2021

Common Stocks—(Continued)

Security Description	Shares	Value

United Kingdom—(Continued)
J.D. Wetherspoon plc (a)	24,696	$321,068
James Fisher & Sons plc (a)	17,856	89,310
James Halstead plc	18,622	144,637
Jet1 plc (a)	22,038	331,221
John Menzies plc (a)	23,155	96,854
John Wood Group plc (a)	195,202	504,707
Johnson Service Group plc (a)	61,047	121,683
Joules Group plc (a)	4,111	8,065
Jupiter Fund Management plc	156,485	542,860
Just Group plc (a)	202,647	228,806
Kainos Group plc	20,314	527,708
Keller Group plc	23,721	316,165
Kier Group plc (a)	94,700	141,111
Kin & Carta plc (a)	54,633	214,573
Lancashire Holdings, Ltd.	72,054	516,017
Learning Technologies Group plc	98,461	236,341
Liontrust Asset Management plc	12,072	359,512
Lookers plc (a)	131,372	118,095
LSL Property Services plc	25,826	143,343
Luceco plc	31,684	149,636
M&C Saatchi plc (a)	3,677	8,373
Man Group plc	461,786	1,421,016
Marks & Spencer Group plc (a)	324,090	1,011,857
Marshalls plc	60,744	567,701
Marston’s plc (a)	258,409	268,532
McBride plc (a)	63,975	51,936
Mears Group plc	41,542	105,974
Medica Group plc	4,619	10,158
Meggitt plc (a)	117,808	1,177,178
Metro Bank plc (a)	2,816	3,658
Micro Focus International plc	29,989	169,276
Midwich Group plc	2,103	17,900
Mitchells & Butlers plc (a)	113,387	391,972
Mitie Group plc	406,977	355,684
MJ Gleeson plc	13,112	134,586
Moneysupermarket.com Group plc	146,027	425,955
Morgan Advanced Materials plc	95,467	463,939
Morgan Sindall Group plc	14,642	498,279
Morses Club plc	6,380	5,011
Mortgage Advice Bureau Holdings, Ltd.	6,665	130,788
Motorpoint group plc (a)	14,323	67,890
MP Evans Group plc	1,196	13,485
N Brown Group plc (a)	62,840	36,680
Naked Wines plc (a) (d)	1,427	12,580
National Express Group plc (a)	190,696	661,845
NCC Group plc	88,729	279,844
Next Fifteen Communications Group plc	15,970	289,642
Ninety One plc	48,829	182,946
Norcros plc	11,343	48,084
Numis Corp. plc	16,141	74,733
On the Beach Group plc (a)	32,313	123,998
OSB Group plc	67,797	507,749
Oxford Biomedica plc (a)	11,450	190,766
Oxford Instruments plc	18,083	643,525
Pagegroup plc	102,025	875,546
Pan African Resources plc	368,191	83,107
Paragon Banking Group plc	81,611	624,242

United Kingdom—(Continued)
Parkmead Group plc (The) (a)	28,991	16,505
PayPoint plc	20,570	185,097
Pendragon plc (a)	345,188	108,446
Pennon Group plc	52,854	836,883
Petrofac, Ltd. (a) (d)	95,267	148,629
Pets at Home Group plc	171,293	1,077,154
Pharos Energy plc (a)	50,968	17,938
Photo-Me International plc (a)	89,030	75,904
Playtech plc (a)	90,374	895,844
Polar Capital Holdings plc	16,568	177,804
Porvair plc	8,570	83,452
PPHE Hotel Group, Ltd. (a)	3,290	63,761
Premier Foods plc	241,797	366,091
Provident Financial plc (a)	49,200	239,290
PZ Cussons plc	74,104	206,167
QinetiQ Group plc	170,380	613,269
Quilter plc	517,517	1,037,916
Rank Group plc (a)	54,017	114,143
Rathbones Group plc	17,130	459,194
Redde Northgate plc	57,053	336,368
Redrow plc	89,477	847,159
Renew Holdings plc	8,917	101,030
Renewi plc (a)	25,541	261,265
Renishaw plc	2,766	178,903
Renold plc (a)	238	97
Restaurant Group plc (The) (a)	92,660	117,774
Ricardo plc	13,452	81,659
River & Mercantile Group plc	112	461
RM plc	43,283	116,444
Robert Walters plc	16,356	170,449
Rotork plc	249,530	1,203,751
Royal Mail plc	194,119	1,331,617
RPS Group plc	100,537	168,254
RWS Holdings plc	28,020	246,227
S&U plc	755	27,559
Sabre Insurance Group plc	44,771	111,266
Saga plc (a)	8,514	32,859
Savills plc	45,458	865,380
Secure Trust Bank plc	458	8,228
Senior plc (a)	166,890	332,273
Serco Group plc	51,037	93,078
Serica Energy plc	20,470	66,770
Severfield plc	100,890	92,863
SIG plc (a)	255,262	164,286
Smart Metering Systems plc	19,388	220,459
Smiths News plc (d)	20,535	10,504
Softcat plc	30,324	739,965
Spectris plc	6,489	321,194
Speedy Hire plc	177,240	152,047
Spire Healthcare Group plc (a)	58,762	198,988
Spirent Communications plc	181,575	679,911
Sportech plc (a)	8,446	4,348
SSP Group plc (a)	177,745	575,981
Stagecoach Group plc (a)	144,489	175,570
SThree plc	41,761	261,904
Stobart Group, Ltd. (a) (d)	102,535	19,625
Studio Retail Group plc (a)	17,439	38,642

See accompanying notes to financial statements.

BHFTII-37

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2021

Common Stocks—(Continued)

Security Description	Shares	Value

United Kingdom—(Continued)
STV Group plc	7,194	$34,064
Superdry plc (a)	18,185	68,385
Synthomer plc	101,465	548,602
T. Clarke plc	15,381	33,219
Tate & Lyle plc	130,519	1,166,383
TBC Bank Group plc	3,983	88,860
Ted Baker plc (a)	15,673	21,812
Telecom Plus plc	18,238	390,747
Topps Tiles plc	61,961	54,505
TORM plc - Class A (a)	8,003	62,706
TP ICAP Group plc	262,527	542,871
Travis Perkins plc	52,849	1,109,405
Treatt plc	8,087	140,426
Trellus Health, Ltd. (a)	2,339	0
Trifast plc	20,432	44,388
Trinity Mirror plc	164,437	629,289
TT electronics plc	60,814	210,749
Tyman plc	21,078	114,182
Ultra Electronics Holdings plc	22,478	967,288
Vertu Motors plc	35,216	32,785
Vesuvius plc	68,585	416,960
Victrex plc	25,139	834,003
Virgin Money UK plc (a)	194,812	467,231
Vistry Group plc	65,780	1,055,332
Vitec Group plc (The)	10,351	199,000
Vivo Energy plc	53,383	95,280
Volex plc	20,438	95,345
Volution Group plc	28,840	216,564
Vp plc	4,147	52,107
Watches of Switzerland Group plc (a)	24,712	474,759
Watkin Jones plc	36,280	128,287
WH Smith plc (a)	7,222	144,137
Wickes Group plc	76,029	243,532
Wincanton plc	40,925	203,642
Xaar plc (a)	18,088	44,594
Young & Co’s Brewery plc (Non-Voting Shares)	1,744	18,813
Young & Co’s Brewery plc - Class A	4,640	97,806
Zotefoams plc	7,268	39,612

		89,488,924

United States—0.5%
Argonaut Gold, Inc. (a)	80,499	152,731
Arko Corp. (a) (d)	9,286	81,438
Burford Capital, Ltd.	33,018	344,529
Diversified Energy Co., plc	107,722	152,187
Energy Fuels, Inc. (a) (d)	14,915	113,901
Frontage Holdings Corp. (a)	58,000	29,386
Golden Star Resources, Ltd. (a) (d)	28,192	107,869
Ormat Technologies, Inc.	1	43
Primo Water Corp.	2,400	42,312
PureTech Health plc (a)	45,320	179,049
Razer, Inc. (a) (d)	626,000	194,383
Reliance Worldwide Corp., Ltd.	151,455	691,165
Samsonite International S.A. (a)	44,400	90,210
Sims, Ltd.	57,782	677,842
Varia US Properties AG (a)	1,203	66,270
Viemed Healthcare, Inc. (a)	3,244	16,934

United States—(Continued)
Vobile Group, Ltd. (a) (d)	163,000	129,378

		3,069,627

Total Common Stocks (Cost $553,234,687)		684,627,136

Preferred Stocks—0.4%

Germany—0.4%
Biotest AG (d)	5,357	235,393
Draegerwerk AG & Co. KGaA	3,031	190,670
Fuchs Petrolub SE	17,122	778,171
Jungheinrich AG	16,854	861,035
Sixt SE	4,716	466,072
Sto SE & Co. KGaA	618	155,465
Villeroy & Boch AG	505	13,223

Total Preferred Stocks (Cost $1,839,524)		2,700,029

Rights—0.0%

Australia—0.0%
Centrebet International, Ltd. (Litigation Units) (a)	9,600	0

Austria—0.0%
CA Immobilien Anlagen AG (a)	21,414	0
Intercell AG (a) (b) (c)	24,163	0

		0

Hong Kong—0.0%
Fortune Oil CVR (a) (b) (c)	575,627	0

Japan—0.0%
OAK Capital Corp. (a)	15,500	1,078

Spain—0.0%
Faes Farma S.A. (a)	95,055	19,696

Total Rights (Cost $18,349)		20,774

Warrants—0.0%

Australia—0.0%
Decmil Group, Ltd., Expires 09/15/22 (a)	4,018	0

Canada—0.0%
Cenovus Energy, Inc. (a)	807	6,067

Hong Kong—0.0%
APAC Resources, Ltd., Expires 10/06/22 (a)	14,165	160

Italy—0.0%
Webuild S.p.A. (d)	6,346	0

Singapore—0.0%
Ezion Holdings, Ltd., Expires 04/16/23 (a)	309,737	0

Total Warrants (Cost $3,006)		6,227

See accompanying notes to financial statements.

BHFTII-38

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2021

Short-Term Investment—0.3%

Security Description	Principal Amount*	Value

Repurchase Agreement—0.3%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/21 at 0.000%, due on 01/03/22 with a maturity value of $1,769,777; collateralized by U.S. Treasury Note at 1.375%, maturing 12/31/28, with a market value of $1,805,237.	1,769,777	$1,769,777

Total Short-Term Investments (Cost $1,769,777)		1,769,777

Securities Lending Reinvestments (e)—6.7%

Certificate of Deposit—0.0%
Oversea-Chinese Banking Corp., Ltd. Zero Coupon, 04/14/22	200,000	199,864

Repurchase Agreements—5.5%
Barclays Capital, Inc. Repurchase Agreement dated 12/31/21 at 0.010%, due on 01/03/22 with a maturity value of $3,674,705; collateralized by U.S. Treasury Obligations at 0.000%, maturity dates ranging from 02/15/22 - 11/15/51, and an aggregate market value of $3,748,196.	3,674,702	3,674,702
CF Secured LLC Repurchase Agreement dated 12/31/21 at 0.050%, due on 01/03/22 with a maturity value of $8,000,033; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 4.500%, maturity dates ranging from 01/20/22 - 05/15/51, and an aggregate market value of $8,160,034.	8,000,000	8,000,000
Deutsche Bank AG, London Repurchase Agreement dated 12/31/21 at 0.150%, due on 01/03/22 with a maturity value of $800,010; collateralized by Foreign Obligations with rates ranging from 0.375% - 1.875%, maturity dates ranging from 04/14/22 - 11/16/23, and an aggregate market value of $816,013.	800,000	800,000
ING Financial Markets LLC Repurchase Agreement dated 12/31/21 at 0.030%, due on 01/03/22 with a maturity value of $3,000,008; collateralized by U.S. Government Agency Obligations with rates ranging from 0.110% - 4.300%, maturity dates ranging from 01/05/22 - 02/15/61, and an aggregate market value of $3,060,005.	3,000,000	3,000,000
National Bank Financial, Inc. Repurchase Agreement dated 12/31/21 at 0.070%, due on 01/03/22 with a maturity value of $800,005; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 2.875%, maturity dates ranging from 02/03/22 - 11/15/47, and an aggregate market value of $816,377.	800,000	800,000
National Bank of Canada Repurchase Agreement dated 12/31/21 at 0.070%, due on 01/07/22 with a maturity value of $2,700,037; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 5.250%, maturity dates ranging from 01/31/22 - 11/15/51, and an aggregate market value of $2,755,169.	2,700,000	2,700,000
Repurchase Agreement dated 12/31/21 at 0.200%, due on 01/07/22 with a maturity value of $3,300,128; collateralized by various Common Stock with an aggregate market value of $3,667,361.	3,300,000	3,300,000

Repurchase Agreements—(Continued)
NBC Global Finance, Ltd. Repurchase Agreement dated 12/31/21 at 0.190%, due on 01/03/22 with a maturity value of $4,600,073; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 5.000%, maturity dates ranging from 04/30/22 - 02/15/49, and various Common Stock with an aggregate market value of $5,110,032.	4,600,000	4,600,000
Repurchase Agreement dated 12/31/21 at 0.235%, due on 01/07/22 with a maturity value of $1,100,050; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 5.000%, maturity dates ranging from 04/30/22 - 02/15/49, and various Common Stock with an aggregate market value of $1,221,964.	1,100,000	1,100,000
Repurchase Agreement dated 12/31/21 at 0.250%, due on 01/07/22 with a maturity value of $300,015; collateralized by U.S. Treasury Obligations with rates ranging from 0.139% - 2.250%, maturity dates ranging from 10/31/22 - 11/15/25, and various Common Stock with an aggregate market value of $333,363.	300,000	300,000
Societe Generale Repurchase Agreement dated 12/31/21 at 0.170%, due on 01/03/22 with a maturity value of $8,000,113; collateralized by various Common Stock with an aggregate market value of $8,889,113.	8,000,000	8,000,000
Repurchase Agreement dated 12/31/21 at 0.200%, due on 01/07/22 with a maturity value of $669,338; collateralized by various Common Stock with an aggregate market value of $743,699.	669,312	669,312
TD Prime Services LLC Repurchase Agreement dated 12/31/21 at 0.140%, due on 01/03/22 with a maturity value of $1,000,012; collateralized by various Common Stock with an aggregate market value of $1,105,365.	1,000,000	1,000,000

		37,944,014

Mutual Funds—1.2%
Allspring Government Money Market Fund, Select Class 0.030% (f)	3,000,000	3,000,000
Morgan Stanley Liquidity Funds Government Portfolio, Institutional Shares 0.030% (f)	5,000,000	5,000,000

		8,000,000

Total Securities Lending Reinvestments (Cost $46,143,927)		46,143,878

Total Investments—106.1% (Cost $603,009,270)		735,267,821
Other assets and liabilities (net)—(6.1)%		(41,970,688)

Net Assets—100.0%		$693,297,133

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(c)	Security was valued in good faith under procedures approved by the Board of Trustees. As of December 31, 2021, these securities represent less than 0.05% of net assets.

See accompanying notes to financial statements.

BHFTII-39

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2021

(d)	All or a portion of the security was held on loan. As of December 31, 2021, the market value of securities loaned was $61,465,408 and the collateral received consisted of cash in the amount of $46,143,858 and non-cash collateral with a value of $18,877,684. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(e)	Represents investment of cash collateral received from securities on loan as of December 31, 2021.
(f)	The rate shown represents the annualized seven-day yield as of December 31, 2021.

Ten Largest Industries as of December 31, 2021 (Unaudited)	% of Net Assets
Machinery	7.3
Metals & Mining	5.2
Real Estate Management & Development	5.0
Banks	4.0
Capital Markets	3.7
Chemicals	3.5
Electronic Equipment, Instruments & Components	3.3
Oil, Gas & Consumable Fuels	3.1
Food Products	3.0
Construction & Engineering	2.9

Glossary of Abbreviations

Other Abbreviations
(REIT)—	Real Estate Investment Trust
(ADR)—	American Depositary Receipt

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2021:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$368,903	$43,934,103	$86	$44,303,092
Austria	—	11,412,712	0	11,412,712
Belgium	—	12,058,354	—	12,058,354
Bermuda	—	1,006	—	1,006
Cambodia	—	181,410	—	181,410
Canada	69,323,540	—	1,989	69,325,529
China	221,610	911,352	—	1,132,962
Colombia	67,619	—	—	67,619
Denmark	—	15,169,503	—	15,169,503
Faeroe Islands	—	13,435	—	13,435
Finland	—	16,739,404	—	16,739,404
France	—	31,931,652	1,316	31,932,968
Georgia	—	301,037	—	301,037
Germany	31,033	45,913,010	—	45,944,043
Ghana	—	306,889	—	306,889
Greenland	—	12,815	—	12,815
Guernsey, Channel Islands	—	51,720	—	51,720
Hong Kong	948,684	13,312,394	76,191	14,337,269
India	—	139,224	—	139,224
Ireland	—	3,693,736	—	3,693,736
Isle of Man	—	145,989	—	145,989
Israel	358,546	12,455,061	—	12,813,607

See accompanying notes to financial statements.

BHFTII-40

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2021

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Italy	$—	$23,882,776	$133	$23,882,909
Japan	—	151,532,574	—	151,532,574
Jersey, Channel Islands	—	910,670	—	910,670
Liechtenstein	—	315,273	—	315,273
Luxembourg	—	2,223,230	—	2,223,230
Macau	—	282,199	—	282,199
Mongolia	198,619	7,240	—	205,859
Netherlands	292,618	19,565,890	0	19,858,508
New Zealand	—	3,910,379	—	3,910,379
Nigeria	—	218,776	—	218,776
Norway	175,267	5,391,982	—	5,567,249
Peru	—	168,506	—	168,506
Philippines	—	23,333	—	23,333
Portugal	—	2,148,638	0	2,148,638
Russia	—	210,665	—	210,665
Singapore	100,839	8,145,561	40,758	8,287,158
South Africa	—	884,151	—	884,151
Spain	—	14,098,686	0	14,098,686
Sweden	28,924	25,153,072	—	25,181,996
Switzerland	—	51,865,459	—	51,865,459
Taiwan	—	15,699	—	15,699
Tanzania	—	143,732	—	143,732
United Arab Emirates	—	48,613	—	48,613
United Kingdom	168,388	89,320,536	—	89,488,924
United States	515,185	2,554,442	—	3,069,627
Total Common Stocks	72,799,775	611,706,888	120,473	684,627,136
Total Preferred Stocks*	—	2,700,029	—	2,700,029
Rights
Australia	—	0	—	0
Austria	—	0	0	0
Hong Kong	—	—	0	0
Japan	1,078	—	—	1,078
Spain	19,696	—	—	19,696
Total Rights	20,774	0	0	20,774
Warrants
Australia	—	0	—	0
Canada	6,067	—	—	6,067
Hong Kong	160	—	—	160
Italy	—	0	—	0
Singapore	—	0	—	0
Total Warrants	6,227	0	—	6,227
Total Short-Term Investment*	—	1,769,777	—	1,769,777
Securities Lending Reinvestments
Certificate of Deposit	—	199,864	—	199,864
Repurchase Agreements	—	37,944,014	—	37,944,014
Mutual Funds	8,000,000	—	—	8,000,000
Total Securities Lending Reinvestments	8,000,000	38,143,878	—	46,143,878
Total Investments	$80,826,776	$654,320,572	$120,473	$735,267,821

Collateral for Securities Loaned (Liability)	$—	$(46,143,858)	$—	$(46,143,858)

*	See Schedule of Investments for additional detailed categorizations.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended December 31, 2021 is not presented.

During the year ended December 31, 2021, transfers from Level 2 to Level 3 in the amount of $24,797 were due to trading halts on the securities’ respective exchanges which resulted in the lack of observable inputs.

During the year ended December 31, 2021, transfers from Level 3 to Level 2 in the amount of $47,554 were due to the resumption of trading activity which resulted in the availability of significant observable inputs.

See accompanying notes to financial statements.

BHFTII-41

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Statement of Assets and Liabilities

December 31, 2021

Assets
Investments at value (a) (b)	$735,267,821
Cash	1,696
Cash denominated in foreign currencies (c)	2,275,596
Receivable for:
Investments sold	1,201,800
Dividends	1,827,160
Prepaid expenses	2,104

Total Assets	740,576,177
Liabilities
Collateral for securities loaned	46,143,858
Payables for:
Fund shares redeemed	41,941
Accrued Expenses:
Management fees	400,506
Distribution and service fees	17,323
Deferred trustees’ fees	178,812
Other expenses	496,604

Total Liabilities	47,279,044

Net Assets	$693,297,133

Net Assets Consist of:
Paid in surplus	$496,522,477
Distributable earnings (Accumulated losses)	196,774,656

Net Assets	$693,297,133

Net Assets
Class A	$609,386,714
Class B	83,910,419
Capital Shares Outstanding*
Class A	46,004,823
Class B	6,390,668
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$13.25
Class B	13.13

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $603,009,270.
(b)	Includes securities loaned at value of $61,465,408.
(c)	Identified cost of cash denominated in foreign currencies was $2,250,884.

Statement of Operations

Year Ended December 31, 2021

Investment Income
Dividends (a)	$17,366,992
Interest	1,181
Securities lending income	647,330

Total investment income	18,015,503
Expenses
Management fees	5,745,853
Administration fees	39,096
Custodian and accounting fees	507,840
Distribution and service fees—Class B	212,938
Audit and tax services	71,074
Legal	39,973
Trustees’ fees and expenses	51,036
Shareholder reporting	24,217
Insurance	4,939
Miscellaneous	125,283

Total expenses	6,822,249
Less management fee waiver	(645,230)

Net expenses	6,177,019

Net Investment Income	11,838,484

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on :
Investments	65,883,097
Futures contracts	(181,834)
Foreign currency transactions	(201,477)

Net realized gain (loss)	65,499,786

Net change in unrealized appreciation (depreciation) on:
Investments	18,274,328
Foreign currency transactions	(37,323)

Net change in unrealized appreciation (depreciation)	18,237,005

Net realized and unrealized gain (loss)	83,736,791

Net Increase (Decrease) in Net Assets From Operations	$95,575,275

(a)	Net of foreign withholding taxes of $1,705,367.

See accompanying notes to financial statements.

BHFTII-42

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2021	Year Ended December 31, 2020
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$11,838,484	$8,932,607
Net realized gain (loss)	65,499,786	38,057,094
Net change in unrealized appreciation (depreciation)	18,237,005	21,077,171

Increase (decrease) in net assets from operations	95,575,275	68,066,872

From Distributions to Shareholders
Class A	(41,845,260)	(36,109,110)
Class B	(5,605,393)	(4,767,249)

Total distributions	(47,450,653)	(40,876,359)

Increase (decrease) in net assets from capital share transactions	(75,789,656)	14,542,384

Total increase (decrease) in net assets	(27,665,034)	41,732,897

Net Assets
Beginning of period	720,962,167	679,229,270

End of period	$693,297,133	$720,962,167

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2021		Year Ended December 31, 2020
	Shares	Value	Shares	Value
Class A
Sales	4,525	$57,966	3,344,502	$31,375,266
Reinvestments	3,160,518	41,845,260	3,757,452	36,109,110
Redemptions	(8,312,382)	(111,152,075)	(4,612,457)	(50,966,515)

Net increase (decrease)	(5,147,339)	$(69,248,849)	2,489,497	$16,517,861

Class B
Sales	366,835	$4,826,478	889,611	$8,396,040
Reinvestments	426,590	5,605,393	499,188	4,767,249
Redemptions	(1,294,580)	(16,972,678)	(1,450,502)	(15,138,766)

Net increase (decrease)	(501,155)	$(6,540,807)	(61,703)	$(1,975,477)

Increase (decrease) derived from capital shares transactions		$(75,789,656)		$14,542,384

See accompanying notes to financial statements.

BHFTII-43

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$12.43	$12.22	$11.07	$15.32	$12.57

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.22	0.16	0.22	0.23	0.22
Net realized and unrealized gain (loss)	1.54	0.75	2.20	(3.05)	3.52

Total income (loss) from investment operations	1.76	0.91	2.42	(2.82)	3.74

Less Distributions
Distributions from net investment income	(0.24)	(0.29)	(0.16)	(0.40)	(0.32)
Distributions from net realized capital gains	(0.70)	(0.41)	(1.11)	(1.03)	(0.67)

Total distributions	(0.94)	(0.70)	(1.27)	(1.43)	(0.99)

Net Asset Value, End of Period	$13.25	$12.43	$12.22	$11.07	$15.32

Total Return (%) (b)	14.16	9.12	23.30	(20.37)	30.82

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.93	0.94	0.95	0.93	0.92
Net ratio of expenses to average net assets (%) (c)	0.83	0.93	0.94	0.92	0.91
Ratio of net investment income (loss) to average net assets (%)	1.69	1.47	1.95	1.64	1.56
Portfolio turnover rate (%)	10	18	14	16	5
Net assets, end of period (in millions)	$609.4	$636.0	$594.9	$495.7	$647.6

	Class B
	Year Ended December 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$12.33	$12.13	$10.99	$15.22	$12.50

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.19	0.13	0.19	0.19	0.18
Net realized and unrealized gain (loss)	1.52	0.74	2.19	(3.02)	3.50

Total income (loss) from investment operations	1.71	0.87	2.38	(2.83)	3.68

Less Distributions
Distributions from net investment income	(0.21)	(0.26)	(0.13)	(0.37)	(0.29)
Distributions from net realized capital gains	(0.70)	(0.41)	(1.11)	(1.03)	(0.67)

Total distributions	(0.91)	(0.67)	(1.24)	(1.40)	(0.96)

Net Asset Value, End of Period	$13.13	$12.33	$12.13	$10.99	$15.22

Total Return (%) (b)	13.85	8.79	23.03	(20.56)	30.45

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.18	1.19	1.20	1.18	1.17
Net ratio of expenses to average net assets (%) (c)	1.08	1.18	1.19	1.17	1.16
Ratio of net investment income (loss) to average net assets (%)	1.44	1.23	1.70	1.39	1.29
Portfolio turnover rate (%)	10	18	14	16	5
Net assets, end of period (in millions)	$83.9	$85.0	$84.3	$74.7	$93.5

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTII-44

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Notes to Financial Statements—December 31, 2021

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Brighthouse/Dimensional International Small Company Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered and offers two classes of shares: Class A and B shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2021 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a

BHFTII-45

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

In December 2020, the Securities and Exchange Commission adopted Rule 2a-5, Good Faith Determinations of Fair Value, under the 1940 Act, which is intended to address valuation practices and the role of the board of directors with respect to the fair value of the investments of a registered investment company. Among other things, Rule 2a-5 will permit the Portfolio’s Board to designate the Portfolio’s primary investment adviser to perform the Portfolio’s fair value determinations, which will be subject to the Board’s oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the investment adviser’s fair value determinations. Compliance with Rule 2a-5 will not be required until September 2022. The Adviser continues to review Rule 2a-5 and its impact on the Adviser’s and the Portfolio’s valuation policies and related practices.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

In consideration of recent decisions rendered by European courts, the Portfolio has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union (“EU”) countries. These filings are subject to various administrative and judicial

BHFTII-46

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

proceedings within these countries. During the year ended December 31, 2021, the Portfolio received EU tax reclaim payments in the amount of $135,698 that were not previously accrued for due to uncertainty of collectability. Such amount is included in dividends on the Statement of Operations. No other amounts for additional tax reclaims are reflected in the financial statements due to the uncertainty as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2021, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2021, the Portfolio had direct investments in repurchase agreements with a gross value of $1,769,777. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $37,944,014. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2021.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day.

If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2021 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2021 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2021.

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Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2021. For all securities on loan, the remaining contractual maturity of the agreements is overnight and continuous.

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio. As of December 31, 2021, the Portfolio had no open futures contracts.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2021:

Statement of Operations Location—Net Realized Gain (Loss)	Equity
Futures contracts	$(181,834)

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 outbreak. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities

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Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Foreign Investment Risk: The investments by the Portfolio in foreign securities, whether direct or indirect, involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation, unexpected market closures or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. In 2017, the UK Financial Conduct Authority (FCA) announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Various financial industry groups have been planning for the transition away from LIBOR and markets are developing in response to these new rates, but there are concerns around liquidity of the new rates and obstacles to converting certain securities and transactions to new rates. Neither the effect of the transition process nor its ultimate success can yet be known. The transition process might, among other things, lead to increased volatility and illiquidity in markets for instruments whose terms include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of related transactions such as hedges, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Portfolio and may adversely affect the Portfolio’s performance or net asset value.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2021 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$68,597,026	$0	$177,002,683

BHFTII-49

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2021	% per annum	Average Daily Net Assets
$5,745,853	0.850%	Of the first $100 million
	0.800%	On amounts in excess of $100 million

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Dimensional Fund Advisors LP is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 30, 2021 to April 30, 2022, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.150%	Of the first $100 million
0.100%	On amounts in excess of $100 million

An identical expense agreement was in place for the period March 1, 2021 to April 30, 2021.

Prior to March 1, 2021, the Adviser had agreed, for the period April 30, 2020 to February 28, 2021, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.050%	Of the first $100 million

Amounts waived for the year ended December 31, 2021 are shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2021 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee.

BHFTII-50

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2021 was as follows:

Cost basis of investments	$614,188,924

Gross unrealized appreciation	216,192,421
Gross unrealized (depreciation)	(95,113,523)

Net unrealized appreciation (depreciation)	$121,078,898

The tax character of distributions paid for the years ended December 31, 2021 and 2020 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2021	2020	2021	2020	2021	2020
$16,809,617	$18,017,578	$30,641,036	$22,858,781	$47,450,653	$40,876,359

As of December 31, 2021, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$22,748,295	$53,084,255	$121,120,918	$—	$196,953,468

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2021, the Portfolio had no accumulated capital losses.

9. Recent Accounting Pronouncement

In January 2021, the FASB issued Accounting Standards Update No. 2021-01 (“ASU 2021-01”), “Reference Rate Reform (Topic 848)”. ASU 2021-01 is an update of ASU 2020-04, which is in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, as regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The ASU 2021-01 update clarifies that certain optional expedients and exceptions in Topic 848 for contract modifications and hedge accounting apply to derivatives that are affected by the discounting transition. The amendments in this update are effective through December 31, 2022, for all entities. The expedients and exceptions provided by the amendments do not apply to contract modifications and hedging relationships entered into or evaluated after December 31, 2022, except for hedging transactions as of December 31, 2022, that an entity has elected certain optional expedients for and that are retained through the end of the hedging relationship. Management is currently evaluating the impact of the optional guidance on the Portfolio’s financial statements and disclosures.

BHFTII-51

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust II and Shareholders of the Brighthouse/Dimensional International Small Company Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Brighthouse/Dimensional International Small Company Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust II), as of December 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Brighthouse/Dimensional International Small Company Portfolio as of December 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2022

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTII-52

Brighthouse Funds Trust II

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, 125 High Street, Suite 732, Boston, Massachusetts 02110. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present); until 2016, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	74	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	74	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield and Merel, Ltd.	74	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	74	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Mid-Con Energy Partners, LP (energy);** Trustee, SharesPost 100 Fund (closed-end fund).** Until 2020, Director, Gainsco, Inc. (auto insurance).**

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	74	Trustee, HSBC Funds.**

BHFTII-53

Brighthouse Funds Trust II

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor).	74	Director and Chairman of the Board of Directors, First Eagle Alternative Capital BDC, Inc.;** Director, First Eagle Credit Opportunities Fund;** Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	Private Investor; Until 2020, President, True North Board Governance, LLC (consulting).	74	Until 2020, Lead Independent Trustee, BMT Investment Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2021-present); formerly Senior Vice President, Brighthouse Investment Advisers, LLC (2017-2021).

Dina Lee (1970)	Secretary, of Trust I and Trust II	From December 2021 (Trust I and Trust II) to present	Executive Vice President, Chief Legal Officer, Brighthouse Investment Advisers, LLC (2021-present); formerly, Associate General Counsel, Neuberger Berman Investment Advisers LLC (2017-2021).

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2013-present); Head of Funds Compliance, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017).

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., an affiliate of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 29 BHF II Portfolios

BHFTII-54

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 30-December 1, 2021 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2022 through December 31, 2022.

The Board met with personnel of the Adviser on October 20-21, 2021 (the “October Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the October Meeting and the November Meeting are referred to collectively as, the “Meetings”). The Independent Trustees were advised by independent legal counsel throughout year, including during the contract renewal process, and met with independent legal counsel in executive sessions outside of the presence of management.

In considering the continuation of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of assisting the Board in the renewal process, along with various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled Board meetings. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process. The Board also reviewed information with respect to the effect of the ongoing COVID-19 pandemic on the operations of the Adviser and Sub-Advisers, and considered the Adviser’s assessments of the Sub-Advisers’ services and operations during the pandemic.

In considering the continuation of the Agreements, the Board also reviewed, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the October Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of the Sub-Advisory Agreements.

In approving the continuation of each Agreement, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs

BHFTII-55

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

and personnel, trading practices, compliance programs and personnel, risk management, and liquidity risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct regular and periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Board regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered, based on the information provided, each Sub-Adviser’s current level of staffing, business continuity plan and information security program, including in light of the ongoing COVID-19 pandemic and the work-from-home environment. The Board also considered the Sub-Adviser’s compensation program for its personnel and its overall resources. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background, and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, actions taken in response to regulatory developments, including SEC rulemaking, and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser had been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). The Board considered that Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

BHFTII-56

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *  *  *

Brighthouse/Dimensional International Small Company Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Dimensional Fund Advisors LP regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe for the one-, three-, and five-year periods ended June 30, 2021. The Board also considered that the Portfolio outperformed the average of its Morningstar Category for the three- and five-year periods ended June 30, 2021 and underperformed the average of its Morningstar Category for the one-year period ended June 30, 2021. The Board further considered that the Portfolio outperformed its benchmark, the MSCI World ex-U.S. Small Cap Index, for the one-year period ended October 31, 2021 and underperformed its benchmark for the three- and five-year periods ended October 31, 2021. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.

The Board also considered that the Portfolio’s actual management fees were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board further considered that the total expenses (exclusive of 12b-1 fees) were below the Expense Group median, equal to the Expense Universe median, and above the Sub-advised Expense Universe median. The Board also noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size. In addition, the Board considered that the Adviser had negotiated reductions to the Portfolio’s sub-advisory fee schedule and that the Adviser agreed to waive a portion of its advisory fee in order for contract holders to benefit from the lower sub-advisory fee effective March 1, 2021.

BHFTII-57

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Managed by Wellington Management Company LLP

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2021, the Class A, B, and E shares of the Brighthouse/Wellington Balanced Portfolio returned 14.02%, 13.73%, and 13.86%, respectively. The Portfolio’s benchmarks, the Standard and Poor’s (“S&P”) 500 Index¹ and the Bloomberg U.S. Aggregate Bond Index², returned 28.71% and -1.54%, respectively. A blend of the S&P 500 Index (60%) and the Bloomberg U.S. Aggregate Bond Index (40%) returned 15.86%.

MARKET ENVIRONMENT / CONDITIONS

U.S. equities, as measured by the S&P 500 Index, advanced over the 12 month period ending December 31, 2021, amid the accelerating global rollout of COVID-19 vaccines, the favorable outlook for global economic growth, fiscal and monetary stimulus, and strong corporate earnings. However, markets contended with volatile COVID-19 trends, fluctuating economic growth projections, and the imminent prospect of reduced quantitative easing and policy tightening. Inflation surged amidst severe supply and labor shortages, rising energy prices, and heightened demand for goods and services. Fears that inflation could persist for longer than expected prompted the U.S. Federal Reserve (the “Fed”) to announce an accelerated tapering of asset purchases. The Fed also projected three interest rate hikes in 2022, up from its September forecast of one hike. President Joe Biden signed into law a roughly $1 trillion infrastructure bill, but the fate of the Democrats’ $1.75 trillion spending and climate change plan is uncertain after Democratic Senator Joe Manchin withheld support due to concerns that it will exacerbate soaring inflation. The rapid spread of the Omicron variant prompted a flurry of new restrictions and event cancellations to end the calendar year.

Returns varied by market cap. Large cap stocks, as measured by the S&P 500 Index, outperformed mid and small cap stocks, as measured by the S&P MidCap 400 Index and Russell 2000 Index, respectively.

Most global investment-grade fixed income sectors generated negative returns during the year. Sovereign yields moved sharply higher across many developed markets, as the growth outlook improved and major central banks laid the groundwork for policy normalization and started to reduce monetary stimulus at varying speeds. Credit spreads had mixed results; most investment grade fixed income credit spreads were generally flat to modestly tighter over the period, while high yield spreads tightened more. Global Gross Domestic Product (“GDP”) growth slowed but continued to expand across most countries by the end of the period. Inflation rose to multi-decade highs across a number of countries, driven by strong demand but also plagued by ongoing supply chain disruptions and labor shortages. Consumer confidence measures took a hit late in the period amid the spread of the Omicron variant, though uncertainty was tempered by the relatively low severity of infection. By the end of the period, Omicron concerns did not delay monetary policy tightening plans, as most central banks remained focused on upside inflation risks. The European Central Bank delivered a marginal hawkish surprise by announcing that its Asset Purchase Program will only be raised to €40 billion per month when the pandemic emergency purchase program ends. The Bank of Canada pushed back against March rate hike expectations, reiterating a lift-off is not to be expected until the “middle quarters” of 2022. Within Emerging Markets (“EM”), select central banks in Latin America and Central and Eastern Europe, the Middle East, and Africa continued to hike rates. The People’s Bank of China eased policy, cutting the reserve ratio and the policy rate as weak growth persisted, driven by a regulatory clampdown on sectors like Real Estate and Technology. The U.S. dollar (“USD”) strengthened versus most currencies over the period.

Absolute returns were negative for most investment grade (“IG”) fixed income sectors over the period. High-yield fixed-income sectors had positive absolute returns. On an excess return basis, EM Debt and Mortgage-Backed Securities (“MBS”) sectors were among the worst performers, while most fixed income sectors had positive excess returns for the period.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio underperformed its custom benchmark for the period ended December 31, 2021.

The Equity Portfolio underperformed its benchmark, the S&P 500 Index, for the 12 month period ended December 31, 2021. Challenging stock selection within the Information Technology (“IT”), Consumer Staples, and Consumer Discretionary sectors detracted most from relative performance. This was slightly offset by stronger stock selection within the Communication Services, Financials, and Utilities sectors.

The Equity Portfolio’s largest individual relative detractors included an overweight position in Global Payments (IT), an underweight position in NVIDIA (IT), and an out-of-benchmark position in Performance Food Groups (Consumer Staples). The Portfolio initiated its position in NVIDIA during the period and continued to hold all three positions at the end of the period. Top contributors to relative performance during the period included an overweight position in JPMorgan (Financials), an underweight position in Walt Disney (Communication Services), and an out-of-benchmark position in Marvell Technology (IT). The Portfolio eliminated its positions in JPMorgan and Walt Disney during the period.

The Fixed Income Portfolio outperformed its benchmark, the Bloomberg U.S. Aggregate Bond Index, for the 12 month period ended December 31, 2021. The Portfolio’s positioning within IG credit contributed favorably to relative outperformance, particularly an overweight to taxable municipals. Credit sectors were supported by coupon income amid little changed spreads. An allocation to Structured Finance sectors contributed positively overall as negative effects from positioning within Agency MBS were more than offset by positive effects from exposure to Non-Agency Residential Mortgage-Backed Securities (“RMBS”), Commercial Mortgage-Backed

BHFTII-1

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Managed by Wellington Management Company LLP

Portfolio Manager Commentary*—(Continued)

Securities (“CMBS”), and Collateralized Loan Obligations (“CLOs”). Out-of-benchmark exposure to High Yield (“HY”) was additive over the period, as was an allocation to Bank Loans. The Portfolio implemented tactical duration positions throughout the period, which had a neutral impact on relative performance. Select exposure within EM Debt contributed favorably to performance. The Portfolio’s allocation to Treasury Inflation-Protected Securities (“TIPS”) benefited results following the increase in breakeven inflation rates.

During the period, the Fixed Income Portfolio used Treasury futures, swaps, and options to manage duration and yield curve positioning. The Portfolio also used currency forwards, futures, and options to implement non-U.S. rate and currency positions. Credit Default Swaps (“CDS”) were used to manage credit exposure, and IG, HY, and EM CDS index positions were used as a source of liquidity and to manage overall portfolio risk. IG Credit Default Swap (“CDX”) positions had a positive impact on performance during the period, HY Credit CDX had a neutral impact, and EM Credit CDX modestly detracted.

Within the Equity Portfolio, the Global Industry Analysts remained focused on fundamental, bottom-up stock selection with an eye on how the macro-economic outlook will affect the companies in which they invest. The team continued to identify themes and opportunities that will shape future investment decisions.

As a reminder, the Equity Portfolio is managed in an industry-neutral structure relative to the benchmark, which promotes stock selection as the primary driver of performance. On an absolute basis, the Portfolio ended the period with the most exposure to the IT, Health Care, and Communication Services sectors.

At the end of the period, the Fixed Income Portfolio had a relatively neutral duration posture. The Portfolio continued to be positioned for rising inflation expectations by maintaining an allocation to TIPS. We maintained a neutral risk posture overall, having grown wary of some fixed income exposures in recent months, as valuations were less compelling following spread tightening. We were positioned with an underweight to IG credit due to tight valuations and what we believe to be better opportunities in other sectors, including out-of-benchmark exposure to Bank Loans on account of a tailwind from higher policy rates, HY as we expect defaults to remain low, select EM Debt where we see attractive valuations and improving fundamentals, and securitized credit (RMBS, CMBS, CLOs) which we believe should benefit from strong consumer fundamentals. The Portfolio also held an overweight to Agency MBS.

At the end of the year, the Portfolio’s asset allocation breakdown was approximately a 61% allocation to the Equity Portfolio and a 39% allocation to the Fixed Income Portfolio. This was unchanged from the beginning of the period.

Mary Pryshlak

Jonathan White

Joseph F. Marvan

Robert D. Burn

Campe Goodman

Portfolio Managers

Wellington Management Company LLP

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-weighted index (stock price times number of shares outstanding) with each stock’s weight in the Index proportionate to its market value.

2 The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities.

BHFTII-2

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

A $10,000 INVESTMENT COMPARED TO THE S&P 500 INDEX, THE BLOOMBERG U.S. AGGREGATE BOND INDEX AND THE BLENDED INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2021

	1 Year	5 Year	10 Year
Brighthouse/Wellington Balanced Portfolio
Class A	14.02	12.84	11.64
Class B	13.73	12.56	11.36
Class E	13.86	12.68	11.48
S&P 500 Index	28.71	18.48	16.55
Bloomberg U.S. Aggregate Bond Index	-1.54	3.57	2.90
Blended Index	15.86	12.62	11.14

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2021

Top Equity Sectors

% of Net Assets
Information Technology	14.3
Health Care	9.7
Communication Services	7.6
Consumer Discretionary	7.1
Financials	6.3

Top Equity Holdings

% of Net Assets
Microsoft Corp.	4.2
Alphabet, Inc.	3.0
Amazon.com, Inc.	2.8
Apple, Inc.	2.4
Charles Schwab Corp. (The)	1.4

Top Fixed Income Sectors

% of Net Assets
U.S. Treasury & Government Agencies	23.2
Corporate Bonds & Notes	10.6
Mortgage-Backed Securities	5.6
Asset-Backed Securities	3.2
Foreign Government	2.6

Top Fixed Income Issuers

% of Net Assets
Uniform Mortgage-Backed Securities 30 Yr. Pool	7.7
U.S. Treasury Bonds	6.0
U.S. Treasury Notes	2.8
Ginnie Mae II 30 Yr. Pool	2.0
Fannie Mae 30 Yr. Pool	1.6

BHFTII-3

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2021 through December 31, 2021.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Brighthouse/Wellington Balanced Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period** July 1, 2021 to December 31, 2021

Class A (a)	Actual	0.48%	$1,000.00	$1,054.70	$2.49
	Hypothetical*	0.48%	$1,000.00	$1,022.79	$2.45

Class B (a)	Actual	0.73%	$1,000.00	$1,053.20	$3.78
	Hypothetical*	0.73%	$1,000.00	$1,021.53	$3.72

Class E (a)	Actual	0.63%	$1,000.00	$1,054.40	$3.26
	Hypothetical*	0.63%	$1,000.00	$1,022.03	$3.21

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTII-4

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of December 31, 2021

Common Stocks—61.0% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—0.9%
Boeing Co. (The) (a)	17,257	$3,474,179
General Dynamics Corp.	18,078	3,768,721
Raytheon Technologies Corp.	71,825	6,181,259

		13,424,159

Air Freight & Logistics—0.3%
FedEx Corp.	15,771	4,079,012

Airlines—0.2%
JetBlue Airways Corp. (a)	192,065	2,735,006

Automobiles—1.1%
Tesla, Inc. (a)	15,176	16,037,693

Banks—0.6%
PNC Financial Services Group, Inc. (The)	39,585	7,937,584

Beverages—1.1%
Constellation Brands, Inc. - Class A	38,035	9,545,644
Monster Beverage Corp. (a)	58,984	5,664,823

		15,210,467

Biotechnology—1.1%
Alnylam Pharmaceuticals, Inc. (a)	3,184	539,943
Amicus Therapeutics, Inc. (a) (b)	31,009	358,154
Apellis Pharmaceuticals, Inc. (a)	3,895	184,156
Arena Pharmaceuticals, Inc. (a)	4,270	396,854
Ascendis Pharma A/S (ADR) (a)	3,077	413,949
BioAtla, Inc. (a) (b)	5,441	106,807
Biogen, Inc. (a)	4,361	1,046,291
Blueprint Medicines Corp. (a)	3,521	377,134
Celldex Therapeutics, Inc. (a)	6,129	236,825
Exact Sciences Corp. (a)	23,483	1,827,682
Immunocore Holdings plc (ADR) (a)	4,296	147,095
Kodiak Sciences, Inc. (a)	2,601	220,513
Kymera Therapeutics, Inc. (a)	4,104	260,563
Madrigal Pharmaceuticals, Inc. (a)	2,420	205,071
Mirati Therapeutics, Inc. (a)	2,218	325,358
Moderna, Inc. (a) (b)	3,777	959,282
Myovant Sciences, Ltd. (a) (b)	80,406	1,251,921
Regeneron Pharmaceuticals, Inc. (a)	3,116	1,967,816
REVOLUTION Medicines, Inc. (a)	5,811	146,263
Sarepta Therapeutics, Inc. (a)	2,032	182,982
Seagen, Inc. (a)	5,989	925,899
United Therapeutics Corp. (a)	1,204	260,160
Veracyte, Inc. (a) (b)	29,431	1,212,557
Vertex Pharmaceuticals, Inc. (a)	10,345	2,271,762
Verve Therapeutics, Inc. (a) (b)	4,611	170,008

		15,995,045

Building Products—0.7%
Johnson Controls International plc	71,293	5,796,834
Trane Technologies plc	14,404	2,910,040

Building Products—(Continued)
Zurn Water Solutions Corp.	50,363	$1,833,213

		10,540,087

Capital Markets—2.9%
Ares Management Corp. - Class A	64,554	5,246,304
Charles Schwab Corp. (The)	244,147	20,532,763
Hamilton Lane, Inc. - Class A	20,512	2,125,453
Morgan Stanley	103,926	10,201,376
S&P Global, Inc. (b)	8,910	4,204,896

		42,310,792

Chemicals—1.6%
Cabot Corp. (b)	45,069	2,532,878
Celanese Corp.	22,594	3,797,147
FMC Corp.	32,411	3,561,645
Ingevity Corp. (a)	17,291	1,239,765
Linde plc	18,683	6,472,352
Livent Corp. (a) (b)	41,310	1,007,138
PPG Industries, Inc.	27,206	4,691,402

		23,302,327

Commercial Services & Supplies—0.4%
Aurora Innovation, Inc. (a) (b)	129,711	1,460,546
Waste Management, Inc.	23,109	3,856,892

		5,317,438

Communications Equipment—0.3%
Arista Networks, Inc. (a)	28,345	4,074,594

Construction & Engineering—0.1%
Dycom Industries, Inc. (a)	10,842	1,016,546

Consumer Finance—0.7%
American Express Co.	56,492	9,242,091
OneMain Holdings, Inc.	26,600	1,331,064

		10,573,155

Containers & Packaging—0.1%
Ball Corp.	15,649	1,506,529

Diversified Consumer Services—0.1%
Houghton Mifflin Harcourt Co. (a)	101,161	1,628,692

Diversified Financial Services—0.4%
Equitable Holdings, Inc.	156,807	5,141,701
Voya Financial, Inc.	14,360	952,212

		6,093,913

Electric Utilities—1.7%
Duke Energy Corp.	68,419	7,177,153
Edison International (b)	76,760	5,238,870
Exelon Corp.	112,450	6,495,112
FirstEnergy Corp.	146,253	6,082,662

		24,993,797

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of December 31, 2021

Common Stocks—(Continued)

Security Description	Shares	Value

Electrical Equipment—0.0%
Regal Rexnord Corp.	1,204	$204,897

Energy Equipment & Services—0.2%
Schlumberger NV	73,093	2,189,135

Entertainment—1.0%
Electronic Arts, Inc.	42,901	5,658,642
Netflix, Inc. (a)	3,626	2,184,448
ROBLOX Corp. - Class A (a)	36,313	3,746,049
Roku, Inc. (a)	13,776	3,143,683

		14,732,822

Equity Real Estate Investment Trusts—1.3%
American Tower Corp.	12,263	3,586,928
AvalonBay Communities, Inc.	13,719	3,465,282
Rexford Industrial Realty, Inc.	59,157	4,798,224
Ryman Hospitality Properties, Inc. (a)	32,266	2,967,181
Welltower, Inc.	50,240	4,309,085

		19,126,700

Food & Staples Retailing—1.0%
Performance Food Group Co. (a)	187,969	8,625,897
Sysco Corp.	71,727	5,634,156

		14,260,053

Food Products—0.7%
Mondelez International, Inc. - Class A	152,882	10,137,606

Health Care Equipment & Supplies—2.2%
Align Technology, Inc. (a)	5,050	3,318,759
Baxter International, Inc.	44,020	3,778,677
Boston Scientific Corp. (a)	126,542	5,375,504
Edwards Lifesciences Corp. (a)	44,017	5,702,402
Inari Medical, Inc. (a)	15,443	1,409,483
Insulet Corp. (a)	9,680	2,575,558
Stryker Corp.	21,436	5,732,415
Teleflex, Inc.	11,345	3,726,605

		31,619,403

Health Care Providers & Services—2.1%
Agilon Health, Inc. (a)	110,691	2,988,657
Anthem, Inc.	12,911	5,984,765
Centene Corp. (a)	59,377	4,892,665
HCA Healthcare, Inc.	8,468	2,175,599
Humana, Inc.	9,961	4,620,509
Laboratory Corp. of America Holdings (a)	4,667	1,466,418
McKesson Corp.	6,974	1,733,527
UnitedHealth Group, Inc.	12,791	6,422,873

		30,285,013

Hotels, Restaurants & Leisure—1.3%
Airbnb, Inc. - Class A (a)	35,994	5,992,641
Chipotle Mexican Grill, Inc. (a)	1,256	2,195,802
Hyatt Hotels Corp. - Class A (a)	23,264	2,231,018

Hotels, Restaurants & Leisure—(Continued)
Starbucks Corp.	75,035	$8,776,844

		19,196,305

Household Durables—0.3%
DR Horton, Inc.	40,871	4,432,460

Industrial Conglomerates—0.3%
Honeywell International, Inc.	20,049	4,180,417

Insurance—1.7%
American International Group, Inc.	80,342	4,568,246
Assurant, Inc.	9,210	1,435,471
Assured Guaranty, Ltd.	39,236	1,969,647
Chubb, Ltd.	27,984	5,409,587
Hartford Financial Services Group, Inc. (The)	37,900	2,616,616
Marsh & McLennan Cos., Inc.	24,452	4,250,247
Oscar Health, Inc. - Class A (a) (b)	63,960	502,086
Trupanion, Inc. (a)	26,937	3,556,492

		24,308,392

Interactive Media & Services—4.5%
Alphabet, Inc. - Class A (a)	14,697	42,577,797
Bumble, Inc. - Class A (a)	44,808	1,517,199
Cargurus, Inc. (a)	78,901	2,654,230
Match Group, Inc. (a)	5,072	670,772
Meta Platforms, Inc. - Class A (a)	47,800	16,077,530
Snap, Inc. - Class A (a) (b)	30,885	1,452,521

		64,950,049

Internet & Direct Marketing Retail—2.8%
Amazon.com, Inc. (a)	12,038	40,138,785

IT Services—2.1%
FleetCor Technologies, Inc. (a)	9,398	2,103,648
Genpact, Ltd.	56,511	2,999,604
Global Payments, Inc.	51,806	7,003,135
GoDaddy, Inc. - Class A (a)	37,803	3,207,963
Nuvei Corp. (a)	13,523	878,725
PayPal Holdings, Inc. (a)	22,049	4,158,000
Shopify, Inc. - Class A (a)	2,280	3,140,449
Snowflake, Inc. - Class A (a)	1,502	508,803
Visa, Inc. - Class A	24,552	5,320,664
WEX, Inc. (a)	3,578	502,315

		29,823,306

Life Sciences Tools & Services—1.3%
Agilent Technologies, Inc.	26,751	4,270,797
Danaher Corp.	24,695	8,124,902
ICON plc (a)	4,070	1,260,479
NanoString Technologies, Inc. (a)	39,883	1,684,259
Syneos Health, Inc. (a)	18,698	1,919,911
Waters Corp. (a)	4,551	1,695,703

		18,956,051

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of December 31, 2021

Common Stocks—(Continued)

Security Description	Shares	Value

Machinery—1.4%
Fortive Corp.	72,038	$5,495,779
Ingersoll Rand, Inc.	81,344	5,032,753
Kennametal, Inc.	26,954	967,918
Parker-Hannifin Corp.	10,061	3,200,606
Westinghouse Air Brake Technologies Corp.	52,037	4,793,128

		19,490,184

Media—1.8%
Charter Communications, Inc. - Class A (a) (b)	13,321	8,684,892
DISH Network Corp. - Class A (a)	81,376	2,639,838
New York Times Co. (The)—Class A	52,875	2,553,863
Omnicom Group, Inc.	157,249	11,521,634

		25,400,227

Metals & Mining—0.0%
Foresight Energy LLC (a)	1,359	19,024

Oil, Gas & Consumable Fuels—1.8%
ConocoPhillips	76,657	5,533,102
Marathon Petroleum Corp.	38,258	2,448,130
Pioneer Natural Resources Co.	12,772	2,322,971
Royal Dutch Shell plc—Class A	137,916	5,985,554
Royal Dutch Shell plc—Class B	232,622	10,084,164

		26,373,921

Personal Products—0.4%
Estee Lauder Cos., Inc. (The)—Class A	15,794	5,846,939

Pharmaceuticals—3.0%
Aclaris Therapeutics, Inc. (a)	13,266	192,888
AstraZeneca plc (ADR)	80,800	4,706,600
Bristol-Myers Squibb Co.	121,643	7,584,441
Elanco Animal Health, Inc. (a)	66,319	1,882,133
Eli Lilly and Co.	38,862	10,734,461
Novartis AG (ADR)	28,244	2,470,503
Pfizer, Inc.	189,501	11,190,034
Zoetis, Inc.	18,337	4,474,778

		43,235,838

Professional Services—1.0%
Equifax, Inc.	3,009	881,005
IHS Markit, Ltd.	68,584	9,116,185
TransUnion (b)	2,337	277,122
TriNet Group, Inc. (a)	35,632	3,394,304

		13,668,616

Road & Rail—0.4%
J.B. Hunt Transport Services, Inc.	6,421	1,312,452
Uber Technologies, Inc. (a)	101,247	4,245,287

		5,557,739

Semiconductors & Semiconductor Equipment—3.4%
Advanced Micro Devices, Inc. (a)	77,042	11,086,344
KLA Corp.	10,018	4,308,842

Semiconductors & Semiconductor Equipment—(Continued)
Marvell Technology, Inc.	98,115	8,584,081
Micron Technology, Inc.	68,404	6,371,833
NVIDIA Corp.	15,711	4,620,762
Teradyne, Inc.	25,911	4,237,226
Texas Instruments, Inc.	41,902	7,897,270
Xilinx, Inc.	10,518	2,230,131

		49,336,489

Software—6.1%
Adobe, Inc. (a)	7,464	4,232,536
Avalara, Inc. (a)	5,826	752,195
Ceridian HCM Holding, Inc. (a)	11,700	1,222,182
Confluent, Inc. - Class A (a) (b)	3,708	282,698
Gitlab, Inc. - Class A (a) (b)	2,939	255,693
Guidewire Software, Inc. (a)	11,064	1,256,096
Hashicorp, Inc. - Class A (a) (b)	5,200	473,408
Informatica, Inc. - Class A (a)	1,091	40,345
Microsoft Corp.	180,220	60,611,590
Palo Alto Networks, Inc. (a)	1,229	684,258
Qualtrics International, Inc. - Class A (a)	21,414	758,056
Rapid7, Inc. (a)	6,862	807,589
Salesforce.com, Inc. (a)	33,763	8,580,191
SentinelOne, Inc. - Class A (a)	12,636	637,992
ServiceNow, Inc. (a)	5,503	3,572,052
UiPath, Inc. - Class A (a)	16,065	692,883
Varonis Systems, Inc. (a)	14,920	727,798
Workday, Inc. - Class A (a)	10,753	2,937,504

		88,525,066

Specialty Retail—1.3%
Five Below, Inc. (a)	11,127	2,302,065
Ross Stores, Inc.	31,363	3,584,164
TJX Cos., Inc. (The)	104,033	7,898,185
Ulta Beauty, Inc. (a)	12,476	5,144,354

		18,928,768

Technology Hardware, Storage & Peripherals—2.4%
Apple, Inc.	196,927	34,968,327

Textiles, Apparel & Luxury Goods—0.1%
PVH Corp.	19,847	2,116,683

Tobacco—0.4%
Philip Morris International, Inc.	63,534	6,035,730

Wireless Telecommunication Services—0.4%
T-Mobile U.S., Inc. (a)	44,634	5,176,651

Total Common Stocks (Cost $640,196,642)		879,998,432

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of December 31, 2021

U.S. Treasury & Government Agencies—23.2%

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—14.0%
Fannie Mae 15 Yr. Pool 3.000%, 07/01/28	616,848	$649,724
3.000%, 02/01/31	77,607	81,615
3.000%, 08/01/33	206,794	217,115
4.000%, 04/01/26	12,494	13,149
4.000%, 02/01/29	256,624	269,322
4.500%, 06/01/24	34,700	36,024
4.500%, 02/01/25	11,907	12,402
4.500%, 04/01/25	2,118	2,214
4.500%, 07/01/25	8,069	8,404
4.500%, 06/01/26	223,762	233,790
Fannie Mae 20 Yr. Pool 3.000%, 03/01/37	390,106	409,834
5.000%, 02/01/23	3,948	4,290
Fannie Mae 30 Yr. Pool 2.000%, 03/01/51	3,807,282	3,798,933
2.500%, 11/01/51	1,843,373	1,897,222
2.500%, 12/01/51	1,000,000	1,030,233
3.000%, 02/01/43	429,033	455,550
3.000%, 03/01/43	538,369	570,986
3.000%, 04/01/43	523,021	554,863
3.000%, 05/01/43	1,375,649	1,458,841
3.000%, 06/01/43	174,951	186,213
3.500%, 03/01/43	19,633	21,198
3.500%, 05/01/43	42,667	45,878
3.500%, 07/01/43	105,188	113,275
3.500%, 08/01/43	154,531	166,452
3.500%, 10/01/44	166,806	179,625
3.500%, 02/01/45	170,606	183,086
3.500%, 01/01/46	194,135	207,295
3.500%, 03/01/46	151,483	161,899
3.500%, 09/01/46	276,284	294,478
3.500%, 10/01/46	108,745	115,810
3.500%, 11/01/46	126,381	134,832
3.500%, 12/01/46	693,668	748,428
3.500%, 05/01/47	266,559	283,972
3.500%, 09/01/47	535,227	567,457
3.500%, 12/01/47	76,651	82,024
3.500%, 01/01/48	301,463	318,719
3.500%, 02/01/48	350,981	372,165
3.500%, 07/01/48	393,690	419,263
3.500%, 11/01/48	81,147	85,803
3.500%, 01/01/50	917,616	970,558
4.000%, 10/01/40	358,907	393,896
4.000%, 11/01/40	138,215	151,750
4.000%, 12/01/40	93,242	102,228
4.000%, 02/01/41	48,964	53,723
4.000%, 03/01/41	135,096	148,310
4.000%, 08/01/42	82,174	90,227
4.000%, 09/01/42	137,732	151,224
4.000%, 03/01/45	15,121	16,520
4.000%, 07/01/45	109,872	120,613
4.000%, 05/01/46	32,156	34,634

Agency Sponsored Mortgage-Backed—(Continued)
Fannie Mae 30 Yr. Pool 4.000%, 06/01/46	121,949	132,288
4.000%, 04/01/47	141,777	154,966
4.000%, 10/01/47	560,835	600,483
4.000%, 09/01/48	238,938	254,460
4.000%, 01/01/49	437,840	466,383
4.500%, 10/01/40	280,827	309,937
4.500%, 09/01/41	33,006	36,490
4.500%, 10/01/41	129,074	142,502
4.500%, 08/01/42	46,668	51,628
4.500%, 09/01/43	711,157	782,337
4.500%, 10/01/43	101,301	111,183
4.500%, 12/01/43	88,244	97,680
4.500%, 01/01/44	251,275	277,713
4.500%, 04/01/49	205,936	220,812
5.000%, 04/01/33	1,265	1,400
5.000%, 07/01/33	4,624	5,174
5.000%, 09/01/33	77,770	87,175
5.000%, 11/01/33	20,552	23,185
5.000%, 12/01/33	7,967	8,971
5.000%, 02/01/34	3,719	4,114
5.000%, 03/01/34	1,760	1,984
5.000%, 04/01/34	1,645	1,853
5.000%, 06/01/34	1,691	1,909
5.000%, 07/01/34	23,222	26,221
5.000%, 10/01/34	56,334	63,387
5.000%, 07/01/35	41,295	46,578
5.000%, 10/01/35	45,701	51,507
5.000%, 12/01/35	35,536	40,105
5.000%, 08/01/36	31,392	35,391
5.000%, 07/01/37	18,138	20,437
5.000%, 07/01/41	25,528	28,608
5.000%, 08/01/41	13,366	15,143
5.000%, 03/01/49	1,206,746	1,321,438
5.500%, 08/01/28	17,681	19,362
5.500%, 04/01/33	22,578	25,522
5.500%, 08/01/37	133,172	150,884
5.500%, 04/01/41	10,865	12,166
6.000%, 03/01/28	695	764
6.000%, 02/01/34	95,979	108,416
6.000%, 08/01/34	49,345	55,751
6.000%, 04/01/35	423,750	486,191
6.000%, 02/01/38	30,497	35,315
6.000%, 03/01/38	11,562	13,410
6.000%, 05/01/38	34,071	39,517
6.000%, 10/01/38	7,988	9,086
6.000%, 12/01/38	13,159	15,262
6.500%, 05/01/40	230,336	265,389
Fannie Mae ARM Pool 2.043%, 12M LIBOR + 1.766%, 06/01/41 (c)	43,936	46,012
2.070%, 12M LIBOR + 1.820%, 09/01/41 (c)	35,815	37,590
2.125%, 12M LIBOR + 1.750%, 03/01/41 (c)	4,406	4,408
2.215%, 12M LIBOR + 1.967%, 12/01/40 (c)	9,736	10,019
Fannie Mae Connecticut Avenue Securities (CMO) 3.653%, 1M LIBOR + 3.550%, 07/25/29 (c)	261,361	267,632
4.453%, 1M LIBOR + 4.350%, 05/25/29 (c)	417,356	433,277

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of December 31, 2021

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—(Continued)
Fannie Mae Connecticut Avenue Securities (CMO) 5.003%, 1M LIBOR + 4.900%, 11/25/24 (c)	100,574	$104,720
5.803%, 1M LIBOR + 5.700%, 04/25/28 (c)	84,219	88,711
6.103%, 1M LIBOR + 6.000%, 09/25/28 (c)	48,988	50,616
Fannie Mae Interest Strip (CMO) 2.000%, 09/25/39	181,027	182,201
4.000%, 05/25/27 (d)	99,473	5,117
Fannie Mae Pool 2.430%, 08/01/26	191,780	198,832
3.240%, 12/01/26	76,437	81,983
3.410%, 08/01/27	450,029	489,389
3.500%, 09/01/57	1,225,512	1,314,285
3.500%, 05/01/58	719,259	774,999
4.000%, 06/01/41	428,686	466,142
4.500%, 01/01/51	796,255	883,977
Fannie Mae REMICS (CMO)
Zero Coupon, 03/25/36 (e)	14,903	13,283
Zero Coupon, 06/25/36 (e)	126,164	117,617
Zero Coupon, 06/25/41 (e)	116,413	106,304
1.452%, 05/25/46 (c) (d)	307,392	16,224
1.624%, 06/25/55 (c) (d)	249,607	13,588
1.636%, 08/25/44 (c) (d)	245,434	13,093
1.704%, 04/25/55 (c) (d)	328,213	16,436
1.750%, 12/25/42	306,653	306,004
2.000%, 08/25/43	14,607	14,628
2.500%, 06/25/28 (d)	73,891	3,736
3.000%, 02/25/27 (d)	147,919	5,542
3.000%, 09/25/27 (d)	61,229	3,576
3.000%, 01/25/28 (d)	398,283	21,892
3.000%, 05/25/47	124,902	127,526
3.000%, 08/25/49	433,506	449,663
3.500%, 05/25/27 (d)	172,917	10,805
3.500%, 10/25/27 (d)	111,350	7,646
3.500%, 05/25/30 (d)	135,863	11,564
3.500%, 08/25/30 (d)	39,316	2,806
3.500%, 02/25/31 (d)	71,805	3,981
3.500%, 03/25/34 (d)	1,429,968	82,186
3.500%, 09/25/35 (d)	89,827	9,029
3.500%, 11/25/39 (d)	738,305	80,050
3.500%, 04/25/46	160,323	176,950
3.500%, 10/25/46 (d)	89,458	14,716
3.500%, 02/25/48	95,570	98,754
3.500%, 12/25/58	749,379	802,349
4.000%, 03/25/42 (d)	57,939	6,214
4.000%, 11/25/42 (d)	35,698	4,802
4.500%, 07/25/27 (d)	38,539	1,694
5.000%, 12/25/43 (d)	391,529	68,414
5.000%, 06/25/48 (d)	453,982	73,452
5.499%, 05/25/42 (c) (d)	17,844	1,833
5.500%, 04/25/35	216,476	244,654
5.500%, 04/25/37	64,485	73,203
5.500%, 11/25/40 (d)	450,877	67,595
5.500%, 09/25/44 (d)	306,948	61,759
5.500%, 06/25/48 (d)	319,171	61,128
6.000%, 01/25/42 (d)	286,516	36,417
6.000%, 09/25/47 (d)	215,099	45,632

Agency Sponsored Mortgage-Backed—(Continued)
Fannie Mae-ACES 0.328%, 01/25/30 (c) (d)	1,975,240	38,923
1.202%, 06/25/34 (c) (d)	4,183,861	458,970
1.438%, 05/25/29 (c) (d)	2,654,791	240,630
3.329%, 10/25/23 (c)	330,868	341,068
Freddie Mac 15 Yr. Gold Pool 3.000%, 07/01/28	247,905	260,224
3.000%, 08/01/29	157,417	166,273
3.000%, 04/01/33	306,936	322,453
Freddie Mac 15 Yr. Pool 3.000%, 10/01/32	298,793	314,017
Freddie Mac 20 Yr. Gold Pool 3.000%, 11/01/36	489,832	513,519
3.000%, 01/01/37	330,434	346,498
3.500%, 08/01/34	288,968	309,129
5.000%, 03/01/27	30,868	33,606
5.000%, 02/01/28	106,860	116,395
5.000%, 03/01/28	56,124	61,123
5.000%, 05/01/28	182,965	199,280
5.000%, 05/01/30	180,067	197,956
Freddie Mac 30 Yr. Gold Pool 3.000%, 12/01/44	6,134	6,446
3.000%, 08/01/46	548,745	576,505
3.000%, 10/01/46	560,957	590,361
3.000%, 11/01/46	1,213,380	1,278,390
3.000%, 12/01/46	362,726	381,742
3.000%, 01/01/47	339,626	355,989
3.500%, 08/01/42	68,020	74,193
3.500%, 11/01/42	84,692	91,143
3.500%, 06/01/46	82,445	87,985
3.500%, 10/01/47	362,508	383,817
3.500%, 03/01/48	322,233	346,786
4.000%, 05/01/42	298,307	326,480
4.000%, 08/01/42	96,636	106,147
4.000%, 09/01/42	147,793	161,578
4.000%, 07/01/44	9,981	10,652
4.000%, 02/01/46	107,507	116,700
4.000%, 09/01/48	47,221	50,430
4.500%, 09/01/43	44,423	49,147
4.500%, 11/01/43	419,864	461,246
5.000%, 03/01/38	33,524	37,960
5.000%, 05/01/39	3,861	4,381
5.000%, 06/01/41	226,566	254,459
5.000%, 03/01/49	132,845	145,409
5.500%, 07/01/33	54,021	59,220
5.500%, 04/01/39	23,889	27,348
5.500%, 06/01/41	86,975	99,566
Freddie Mac 30 Yr. Pool 2.000%, 03/01/51	584,270	582,988
3.500%, 12/01/47	139,745	149,470
3.500%, 12/01/48	234,669	247,924
3.500%, 07/01/51	591,588	622,452
5.000%, 06/01/49	184,059	201,260

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of December 31, 2021

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—(Continued)
Freddie Mac ARM Non-Gold Pool 2.275%, 12M LIBOR + 1.900%, 02/01/41 (c)	23,147	$23,770
Freddie Mac Multifamily Structured Pass-Through Certificates 0.604%, 03/25/27 (c) (d)	4,132,549	117,072
0.637%, 10/25/26 (c) (d)	1,148,893	30,048
0.749%, 06/25/27 (c) (d)	2,433,251	87,888
0.883%, 11/25/30 (c) (d)	963,576	64,989
1.028%, 10/25/30 (c) (d)	1,669,865	127,551
1.118%, 06/25/30 (c) (d)	3,043,334	252,954
1.127%, 01/25/30 (c) (d)	2,512,861	197,446
1.375%, 06/25/22 (c) (d)	1,601,082	1,253
1.432%, 05/25/30 (c) (d)	2,361,765	248,871
1.572%, 05/25/30 (c) (d)	1,486,813	169,580
1.580%, 03/25/22 (c) (d)	936,117	9
Freddie Mac REMICS (CMO)
Zero Coupon, 11/15/36 (e)	12,573	11,426
1.750%, 10/15/42	173,175	173,487
2.500%, 05/15/28 (d)	82,512	4,575
3.000%, 03/15/28 (d)	182,838	10,953
3.000%, 05/15/32 (d)	86,836	3,639
3.000%, 03/15/33 (d)	89,750	7,950
3.000%, 08/15/43	1,056,000	1,091,203
3.000%, 05/15/46	320,495	331,294
3.250%, 11/15/41	109,171	115,873
3.500%, 06/15/26 (d)	27,208	222
3.500%, 09/15/26 (d)	36,457	1,911
3.500%, 03/15/27 (d)	49,762	2,491
3.500%, 03/15/41 (d)	95,639	5,213
4.000%, 07/15/27 (d)	181,281	8,220
4.000%, 03/15/28 (d)	94,972	4,875
4.000%, 06/15/28 (d)	52,488	3,040
4.000%, 07/15/30 (d)	126,383	11,658
4.000%, 05/25/40 (d)	437,383	52,355
4.750%, 07/15/39	287,261	318,466
5.000%, 09/15/33 (d)	116,218	18,431
5.000%, 02/15/48 (d)	164,735	32,211
5.500%, 08/15/33	32,064	36,200
5.500%, 07/15/36	68,979	78,724
5.500%, 06/15/46	91,413	104,699
6.500%, 07/15/36	85,595	95,724
6.500%, 04/15/39 (d)	423,626	91,603
Freddie Mac STACR Trust (CMO) 1.953%, 1M LIBOR + 1.850%, 09/25/49 (144A) (c)	343,975	344,838
2.153%, 1M LIBOR + 2.050%, 07/25/49 (144A) (c)	465,203	468,366
2.453%, 1M LIBOR + 2.350%, 02/25/49 (144A) (c)	846,986	853,926
2.553%, 1M LIBOR + 2.450%, 03/25/49 (144A) (c)	548,996	554,586
Ginnie Mae I 30 Yr. Pool 3.000%, 12/15/44	20,694	21,976
3.000%, 02/15/45	27,683	28,854
3.000%, 04/15/45	261,422	272,290
3.000%, 05/15/45	828,918	863,386
3.000%, 07/15/45	10,093	10,480
3.875%, 08/15/42	318,209	348,242
4.000%, 09/15/42	380,062	417,513
4.500%, 04/15/41	249,663	279,913
4.500%, 02/15/42	516,677	578,921

Agency Sponsored Mortgage-Backed—(Continued)
Ginnie Mae I 30 Yr. Pool 5.000%, 12/15/38	20,887	24,113
5.000%, 04/15/39	390,016	450,137
5.000%, 07/15/39	26,050	30,010
5.000%, 12/15/40	55,287	63,812
5.500%, 12/15/40	200,674	232,234
Ginnie Mae II 30 Yr. Pool 2.500%, 09/20/51	647,111	663,505
2.500%, 10/20/51	2,127,806	2,181,713
2.500%, TBA (f)	4,725,000	4,838,690
3.000%, 12/20/51	2,074,235	2,155,267
3.000%, TBA (f)	8,940,000	9,249,795
3.500%, 06/20/46	452,899	477,015
3.500%, 07/20/46	107,404	113,117
3.500%, 10/20/46	114,001	120,156
3.500%, 02/20/47	515,173	541,583
3.500%, 08/20/47	94,561	99,301
3.500%, 11/20/47	107,517	113,059
3.500%, 03/20/48	139,049	146,238
3.500%, 07/20/49	416,452	434,075
3.500%, 01/20/51	109,154	113,686
3.500%, TBA (f)	4,315,000	4,492,975
4.000%, 08/20/45	385,631	417,181
4.000%, 11/20/47	138,089	149,252
4.000%, 03/20/48	324,981	347,911
4.000%, 07/20/48	1,114,312	1,181,261
4.500%, 01/20/46	48,643	53,495
4.500%, TBA (f)	700,000	739,315
5.000%, 10/20/39	8,467	9,558
5.000%, 11/20/49	466,706	498,433
Government National Mortgage Association (CMO) 0.665%, 02/16/53 (c) (d)	988,739	20,704
1.750%, 09/20/43	150,134	151,172
2.000%, 01/20/42	123,458	125,205
2.500%, 12/16/39	136,769	140,367
2.500%, 07/20/41	260,004	265,508
3.000%, 09/20/28 (d)	73,014	4,177
3.000%, 05/20/35 (d)	940,686	57,894
3.000%, 02/16/43 (d)	75,215	8,642
3.000%, 10/20/47	162,363	167,223
3.500%, 02/16/27 (d)	29,148	1,667
3.500%, 03/20/27 (d)	77,613	4,687
3.500%, 10/20/29 (d)	453,679	38,159
3.500%, 07/20/40 (d)	66,917	2,751
3.500%, 02/20/41 (d)	93,137	2,763
3.500%, 04/20/42 (d)	201,304	11,565
3.500%, 10/20/42 (d)	410,060	61,868
3.500%, 05/20/43 (d)	51,695	6,989
3.500%, 07/20/43 (d)	167,350	20,851
4.000%, 12/16/26 (d)	18,005	864
4.000%, 05/20/29 (d)	301,388	16,817
4.000%, 05/16/42 (d)	46,647	5,488
4.000%, 09/16/42 (d)	639,389	130,526
4.000%, 03/20/43 (d)	75,919	12,146
4.000%, 01/20/44 (d)	34,658	5,534
4.000%, 11/20/44 (d)	618,254	82,534

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of December 31, 2021

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—(Continued)
Government National Mortgage Association (CMO) 4.000%, 03/20/47 (d)	252,367	$29,017
4.500%, 04/20/45 (d)	118,226	19,344
4.500%, 08/20/45 (d)	465,878	73,703
4.500%, 05/20/48 (d)	378,139	49,660
5.000%, 02/16/40 (d)	304,440	53,690
5.000%, 10/16/41 (d)	156,829	25,831
5.000%, 12/20/43 (d)	346,142	62,765
5.000%, 01/16/47 (d)	69,277	13,137
5.500%, 03/20/39 (d)	227,562	28,489
5.500%, 02/16/47 (d)	209,695	34,659
5.500%, 02/20/47 (d)	132,399	22,912
6.000%, 09/20/40 (d)	256,706	49,106
6.000%, 02/20/46 (d)	208,109	32,625
Uniform Mortgage-Backed Securities 15 Yr. Pool 2.500%, TBA (f)	3,765,000	3,891,564
Uniform Mortgage-Backed Securities 30 Yr. Pool 1.500%, TBA (f)	595,000	574,573
2.000%, TBA (f)	73,478,000	73,190,710
2.500%, TBA (f)	26,630,000	27,168,970
3.000%, TBA (f)	7,955,000	8,241,088
3.500%, TBA (f)	1,625,000	1,710,677
4.000%, TBA (f)	653,000	694,576

		202,042,685

U.S. Treasury—9.2%
U.S. Treasury Bonds 1.250%, 05/15/50	640,000	543,475
1.375%, 11/15/40	4,870,000	4,438,168
1.625%, 11/15/50	3,460,000	3,223,612
1.750%, 08/15/41	8,430,000	8,173,148
1.875%, 02/15/41	1,015,000	1,004,652
1.875%, 02/15/51	4,065,000	4,021,809
2.000%, 11/15/41	4,780,000	4,834,522
2.000%, 08/15/51	1,155,000	1,177,378
2.250%, 08/15/46	910,000	962,183
2.250%, 08/15/49	2,280,000	2,440,223
2.375%, 05/15/51	1,640,000	1,811,431
2.875%, 08/15/45 (g) (h)	19,040,000	22,354,894
2.875%, 11/15/46	1,200,000	1,419,328
3.000%, 02/15/47	6,040,000	7,309,344
3.125%, 02/15/43	4,470,000	5,387,572
3.125%, 08/15/44 (h) (i)	6,010,000	7,298,159
3.125%, 05/15/48 (h)	2,465,000	3,080,672
5.000%, 05/15/37	4,660,000	6,783,031
U.S. Treasury Inflation Indexed Bonds 0.125%, 02/15/51 (j)	398,284	471,372
0.875%, 02/15/47 (j)	2,107,720	2,845,105
1.000%, 02/15/48 (h) (j)	285,939	400,738
U.S. Treasury Inflation Indexed Notes 0.125%, 07/15/30 (j)	1,714,799	1,918,423
U.S. Treasury Notes 0.625%, 05/15/30 (h)	2,990,000	2,795,650
0.625%, 08/15/30 (h)	12,245,000	11,419,419
1.250%, 08/15/31 (b)	12,020,000	11,751,428

U.S. Treasury—(Continued)
U.S. Treasury Notes 1.375%, 11/15/31 (b)	4,180,000	4,127,097
1.625%, 05/15/31	10,550,000	10,683,524

		132,676,357

Total U.S. Treasury & Government Agencies (Cost $336,996,522)		334,719,042

Corporate Bonds & Notes—10.6%

Advertising—0.0%
Lamar Media Corp. 3.625%, 01/15/31	130,000	126,594
3.750%, 02/15/28	35,000	35,087

		161,681

Aerospace/Defense—0.2%
Boeing Co. (The) 5.040%, 05/01/27	425,000	478,548
5.150%, 05/01/30	300,000	349,530
BWX Technologies, Inc. 4.125%, 04/15/29 (144A)	160,000	162,000
L3Harris Technologies, Inc. 3.850%, 06/15/23	650,000	675,135
Northrop Grumman Corp. 5.150%, 05/01/40	175,000	227,039
Raytheon Technologies Corp. 2.375%, 03/15/32	830,000	829,099
3.030%, 03/15/52	95,000	95,457
3.650%, 08/16/23	7,000	7,277
3.950%, 08/16/25	345,000	374,091
4.450%, 11/16/38	190,000	228,988

		3,427,164

Agriculture—0.1%
Altria Group, Inc. 3.700%, 02/04/51	305,000	284,297
BAT Capital Corp. 2.259%, 03/25/28	170,000	165,654
2.789%, 09/06/24	565,000	582,088
BAT International Finance plc 1.668%, 03/25/26 (b)	530,000	520,274
Kernel Holding S.A. 6.500%, 10/17/24	520,000	523,083

		2,075,396

Airlines—0.0%
United Airlines, Inc. 4.625%, 04/15/29 (144A)	15,000	15,469

Apparel—0.1%
Hanesbrands, Inc. 4.875%, 05/15/26 (144A) (b)	140,000	149,625

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of December 31, 2021

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Apparel—(Continued)
William Carter Co. (The) 5.625%, 03/15/27 (144A)	765,000	$790,819

		940,444

Auto Manufacturers—0.1%
Ford Motor Co. 3.250%, 02/12/32 (b)	110,000	112,640
General Motors Co. 5.200%, 04/01/45	155,000	191,774
General Motors Financial Co., Inc. 1.250%, 01/08/26 (b)	270,000	264,179
1.500%, 06/10/26	800,000	787,128

		1,355,721

Auto Parts & Equipment—0.0%
Clarios Global L.P. / Clarios U.S. Finance Co. 6.250%, 05/15/26 (144A)	81,000	84,746

Banks—1.9%
Bangkok Bank PCL 3.466%, 5Y H15 + 2.150%, 09/23/36 (144A) (c)	840,000	840,308
Bank of America Corp. 1.658%, SOFR + 0.910%, 03/11/27 (c)	120,000	119,157
2.456%, 3M LIBOR + 0.870%, 10/22/25 (c)	485,000	498,126
2.572%, SOFR + 1.210%, 10/20/32 (c)	230,000	231,105
3.194%, 3M LIBOR + 1.180%, 07/23/30 (c)	45,000	47,456
3.311%, SOFR + 1.580%, 04/22/42 (c)	580,000	609,592
4.083%, 3M LIBOR + 3.150%, 03/20/51 (c)	1,110,000	1,335,138
7.750%, 05/14/38	365,000	571,903
BNP Paribas S.A. 1.323%, SOFR + 1.004%, 01/13/27 (144A) (c)	235,000	228,669
2.219%, SOFR + 2.074%, 06/09/26 (144A) (c)	465,000	469,325
Citigroup, Inc.
2.520%, SOFR + 1.177%, 11/03/32 (c)	425,000	424,497
2.561%, SOFR + 1.167%, 05/01/32 (c)	100,000	100,519
3.200%, 10/21/26	210,000	222,534
3.352%, 3M LIBOR + 0.897%, 04/24/25 (c)	495,000	516,854
3.700%, 01/12/26	640,000	692,016
3.980%, 3M LIBOR + 1.338%, 03/20/30 (c)	425,000	469,153
4.412%, SOFR + 3.914%, 03/31/31 (c)	425,000	485,375
4.450%, 09/29/27	55,000	61,326
Credit Suisse Group AG 3.091%, SOFR + 1.730%, 05/14/32 (144A) (c)	250,000	254,388
Danske Bank A/S 5.000%, 01/12/22 (144A)	430,000	430,381
5.375%, 01/12/24 (144A)	450,000	484,406
Deutsche Bank AG 2.311%, SOFR + 1.219%, 11/16/27 (c)	370,000	369,835
Goldman Sachs Group, Inc. (The) 0.925%, SOFR + 0.486%, 10/21/24 (c)	365,000	363,430
2.383%, SOFR + 1.248%, 07/21/32 (c)	660,000	649,833
2.615%, SOFR + 1.281%, 04/22/32 (c)	910,000	916,535
2.650%, SOFR + 1.264%, 10/21/32 (c)	75,000	75,469
2.905%, 3M LIBOR + 0.990%, 07/24/23 (c)	1,085,000	1,097,210
4.223%, 3M LIBOR + 1.301%, 05/01/29 (c)	485,000	538,751

Banks—(Continued)
Goldman Sachs Group, Inc. (The) 6.250%, 02/01/41	110,000	159,912
6.750%, 10/01/37	290,000	411,191
HSBC Holdings plc 0.976%, SOFR + 0.708%, 05/24/25 (c)	600,000	592,745
1.589%, SOFR + 1.290%, 05/24/27 (c)	340,000	332,498
4.583%, 3M LIBOR + 1.535%, 06/19/29 (c)	620,000	694,552
JPMorgan Chase & Co. 1.470%, SOFR + 0.765%, 09/22/27 (c)	40,000	39,209
2.545%, SOFR + 1.180%, 11/08/32 (b) (c)	535,000	538,008
2.580%, SOFR + 1.250%, 04/22/32 (c)	225,000	227,891
2.956%, SOFR + 2.515%, 05/13/31 (c)	85,000	88,007
3.109%, SOFR + 2.460%, 04/22/41 (c)	205,000	212,308
3.109%, SOFR + 2.440%, 04/22/51 (c)	185,000	191,136
3.157%, SOFR + 1.460%, 04/22/42 (c)	915,000	955,151
3.509%, 3M LIBOR + 0.945%, 01/23/29 (c)	525,000	562,401
3.702%, 3M LIBOR + 1.160%, 05/06/30 (c)	390,000	426,212
3.960%, 3M LIBOR + 1.245%, 01/29/27 (c)	1,360,000	1,469,462
4.005%, 3M LIBOR + 1.120%, 04/23/29 (c)	410,000	452,540
Landsbanki Islands Zero Coupon, 08/25/49 (k) (l) (m)	320,000	0
Morgan Stanley
1.164%, SOFR + 0.560%, 10/21/25 (c)	175,000	173,618
1.593%, SOFR + 0.879%, 05/04/27 (c)	335,000	331,698
1.794%, SOFR + 1.034%, 02/13/32 (c)	880,000	832,960
1.928%, SOFR + 1.020%, 04/28/32 (c)	635,000	606,753
2.239%, SOFR + 1.178%, 07/21/32 (c)	490,000	479,256
2.511%, SOFR + 1.200%, 10/20/32 (c)	55,000	54,941
3.125%, 07/27/26	180,000	190,678
3.591%, 3M LIBOR + 1.340%, 07/22/28 (c)	550,000	592,951
3.625%, 01/20/27	400,000	433,663
4.000%, 07/23/25	180,000	195,073
Santander Holdings USA, Inc. 3.700%, 03/28/22	330,000	331,413
Truist Bank 2.250%, 03/11/30	375,000	374,023
UBS Group 2.650%, 02/01/22 (144A)	420,000	420,735
UniCredit S.p.A. 6.572%, 01/14/22 (144A)	605,000	605,877
Wells Fargo & Co. 3.000%, 04/22/26	175,000	183,822
3.000%, 10/23/26	600,000	630,355
3.750%, 01/24/24	410,000	430,483
4.900%, 11/17/45	290,000	364,687

		27,689,500

Beverages—0.1%
Anheuser-Busch InBev Worldwide, Inc. 3.750%, 07/15/42	504,000	549,364
4.750%, 04/15/58	45,000	55,636
5.450%, 01/23/39	518,000	677,936
Constellation Brands, Inc. 3.150%, 08/01/29	283,000	298,483

		1,581,419

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of December 31, 2021

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Biotechnology—0.1%
Baxalta, Inc. 3.600%, 06/23/22	17,000	$17,142
Gilead Sciences, Inc. 1.650%, 10/01/30 (b)	815,000	781,122
Royalty Pharma plc 2.150%, 09/02/31	475,000	448,713
2.200%, 09/02/30	255,000	246,825

		1,493,802

Building Materials—0.1%
Builders FirstSource, Inc. 5.000%, 03/01/30 (144A)	766,000	821,830
Standard Industries, Inc. 3.375%, 01/15/31 (144A)	175,000	168,576
4.375%, 07/15/30 (144A)	720,000	734,763
5.000%, 02/15/27 (144A)	10,000	10,294

		1,735,463

Chemicals—0.1%
Chemours Co. (The) 5.375%, 05/15/27	60,000	64,200
DuPont de Nemours, Inc. 4.205%, 11/15/23	625,000	660,919
LYB International Finance III LLC 1.250%, 10/01/25	157,000	154,343
Olin Corp. 5.125%, 09/15/27	60,000	61,575

		941,037

Commercial Services—0.4%
Ashtead Capital, Inc. 4.375%, 08/15/27 (144A)	1,000,000	1,035,700
Gartner, Inc. 3.625%, 06/15/29 (144A)	155,000	156,713
3.750%, 10/01/30 (144A)	420,000	429,408
4.500%, 07/01/28 (144A)	386,000	403,133
Global Payments, Inc. 2.150%, 01/15/27	115,000	115,457
3.200%, 08/15/29	470,000	489,533
Howard University 2.291%, 10/01/26	100,000	100,119
2.701%, 10/01/29	260,000	263,559
2.801%, 10/01/30	100,000	102,441
2.901%, 10/01/31	100,000	104,205
3.476%, 10/01/41	115,000	114,707
IHS Markit, Ltd. 4.125%, 08/01/23	545,000	569,525
Service Corp. International 3.375%, 08/15/30	785,000	770,532
5.125%, 06/01/29	858,000	920,205
United Rentals North America, Inc.
4.000%, 07/15/30	85,000	87,338
4.875%, 01/15/28	65,000	68,307

		5,730,882

Computers—0.3%
Apple, Inc. 1.400%, 08/05/28	940,000	920,497
2.200%, 09/11/29	195,000	199,589
2.650%, 02/08/51	465,000	457,191
3.450%, 02/09/45	185,000	206,439
Booz Allen Hamilton, Inc. 3.875%, 09/01/28 (144A)	1,530,000	1,556,775
Kyndryl Holdings, Inc. 3.150%, 10/15/31 (144A)	350,000	339,504
Leidos, Inc. 3.625%, 05/15/25	235,000	249,551

		3,929,546

Diversified Financial Services—0.3%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust 3.300%, 01/30/32	555,000	565,418
BOC Aviation USA Corp. 1.625%, 04/29/24 (144A)	1,040,000	1,038,428
Capital One Financial Corp. 3.900%, 01/29/24	390,000	410,408
GTP Acquisition Partners I LLC 3.482%, 06/16/25 (144A)	1,355,000	1,408,491
Mastercard, Inc. 2.950%, 03/15/51	225,000	232,797
Power Finance Corp., Ltd. 3.950%, 04/23/30 (144A)	970,000	1,002,266

		4,657,808

Electric—0.9%
AES Corp. (The) 3.300%, 07/15/25 (144A)	335,000	346,859
Alabama Power Co. 3.450%, 10/01/49	245,000	259,592
4.150%, 08/15/44	225,000	262,967
Berkshire Hathaway Energy Co. 1.650%, 05/15/31 (b)	165,000	156,733
Cleco Corporate Holdings LLC 3.375%, 09/15/29	255,000	259,344
4.973%, 05/01/46	20,000	24,154
Commonwealth Edison Co. 3.650%, 06/15/46	325,000	359,857
Consolidated Edison Co. of New York, Inc. 3.200%, 12/01/51 (b)	250,000	250,520
Duke Energy Carolinas LLC 3.450%, 04/15/51	5,000	5,468
4.250%, 12/15/41	275,000	324,001
Duke Energy Corp. 2.550%, 06/15/31	635,000	635,751
Duke Energy Indiana LLC 2.750%, 04/01/50	335,000	325,821
Duke Energy Progress LLC 4.375%, 03/30/44	320,000	384,048
Duquesne Light Holdings, Inc. 2.775%, 01/07/32 (144A)	260,000	256,892
Enel Finance International NV 1. 375%, 07/12/26 (144A)	440,000	428,480

See accompanying notes to financial statements.

BHFTII-13

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of December 31, 2021

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Electric—(Continued)
Evergy Metro, Inc. 2.250%, 06/01/30	10,000	$9,943
Evergy, Inc. 2.450%, 09/15/24	165,000	169,222
2.900%, 09/15/29	345,000	353,130
Exelon Corp. 3.950%, 06/15/25	585,000	624,986
FirstEnergy Corp. 1.600%, 01/15/26	65,000	62,726
2.250%, 09/01/30	150,000	144,403
3.400%, 03/01/50	420,000	411,600
5.350%, 07/15/47	180,000	213,976
Georgia Power Co. 4.300%, 03/15/42	365,000	415,548
IPALCO Enterprises, Inc. 3.700%, 09/01/24	335,000	350,411
ITC Holdings Corp. 2.950%, 05/14/30 (144A)	290,000	296,103
Jersey Central Power & Light Co. 2.750%, 03/01/32 (144A)	140,000	141,876
MidAmerican Energy Co. 3.150%, 04/15/50	140,000	146,533
3.650%, 08/01/48	45,000	50,578
NRG Energy, Inc. 2.450%, 12/02/27 (144A)	360,000	356,709
Oglethorpe Power Corp. 5.050%, 10/01/48	260,000	328,063
Pacific Gas & Electric Co. 2.500%, 02/01/31	840,000	800,151
4.950%, 07/01/50	725,000	789,566
PacifiCorp. 4.125%, 01/15/49	63,000	72,579
4.150%, 02/15/50	80,000	94,642
Puget Energy, Inc. 3.650%, 05/15/25	270,000	285,316
4.100%, 06/15/30	360,000	389,141
Sempra Energy 3.400%, 02/01/28	365,000	388,548
3.800%, 02/01/38	165,000	181,042
4.000%, 02/01/48	50,000	55,621
Southern California Edison Co. 2.250%, 06/01/30 (b)	150,000	148,025
2.850%, 08/01/29	315,000	325,539
4.125%, 03/01/48	69,000	77,400
Southern Co. (The)
2.950%, 07/01/23	130,000	133,132
3.250%, 07/01/26	335,000	354,391

		12,451,387

Electronics—0.0%
Imola Merger Corp. 4.750%, 05/15/29 (144A)	160,000	164,168
Sensata Technologies B.V. 5.000%, 10/01/25 (144A)	120,000	130,200

		294,368

Energy-Alternate Sources—0.0%
FS Luxembourg Sarl 10.000%, 12/15/25 (144A)	245,000	268,584
Investment Energy Resources, Ltd. 6.250%, 04/26/29 (144A)	200,000	214,752

		483,336

Engineering & Construction—0.1%
IHS Holding, Ltd. 6.250%, 11/29/28 (144A)	390,000	394,875
International Airport Finance S.A. 12.000%, 03/15/33 (144A)	929,101	998,784

		1,393,659

Entertainment—0.1%
WMG Acquisition Corp. 3.875%, 07/15/30 (144A)	855,000	868,894

Environmental Control—0.1%
Clean Harbors, Inc. 4.875%, 07/15/27 (144A)	1,290,000	1,328,700
5.125%, 07/15/29 (144A)	25,000	26,500

		1,355,200

Food—0.1%
Conagra Brands, Inc. 1.375%, 11/01/27	255,000	243,530
4.300%, 05/01/24	145,000	154,293
5.400%, 11/01/48	55,000	74,070
JBS Finance Luxembourg Sarl 2.500%, 01/15/27 (144A)	410,000	405,392
Kellogg Co. 3.400%, 11/15/27 (b)	270,000	290,881
NBM U.S. Holdings, Inc. 7.000%, 05/14/26 (144A)	635,000	665,963

		1,834,129

Food Service—0.0%
Aramark Services, Inc. 5.000%, 02/01/28 (144A) (b)	60,000	62,025

Forest Products & Paper—0.0%
Suzano Austria GmbH 3.125%, 01/15/32	345,000	333,791

Gas—0.0%
NiSource, Inc. 3.490%, 05/15/27	425,000	456,211

Healthcare-Products—0.3%
Alcon Finance Corp. 2.750%, 09/23/26 (144A)	200,000	206,696
3.000%, 09/23/29 (144A)	265,000	276,629
Avantor Funding, Inc. 4.625%, 07/15/28 (144A)	71,000	74,017

See accompanying notes to financial statements.

BHFTII-14

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of December 31, 2021

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Healthcare-Products—(Continued)
Baxter International, Inc. 2.539%, 02/01/32 (144A) (b)	1,485,000	$1,500,173
Boston Scientific Corp. 1.900%, 06/01/25	225,000	227,532
3.750%, 03/01/26	745,000	800,322
Hill-Rom Holdings, Inc. 4.375%, 09/15/27 (144A)	140,000	146,300
Hologic, Inc. 4.625%, 02/01/28 (144A)	1,035,000	1,086,750
Teleflex, Inc. 4.250%, 06/01/28 (144A)	125,000	128,774

		4,447,193

Healthcare-Services—0.2%
Anthem, Inc. 3.500%, 08/15/24	225,000	237,593
Centene Corp. 3.375%, 02/15/30	20,000	20,368
4.250%, 12/15/27	110,000	114,675
4.625%, 12/15/29	1,185,000	1,277,975
CommonSpirit Health 3.347%, 10/01/29	80,000	85,070
HCA, Inc. 3.500%, 09/01/30	150,000	158,531
Humana, Inc. 2.150%, 02/03/32	220,000	212,725
IQVIA, Inc. 5.000%, 05/15/27 (144A)	200,000	207,060
Kaiser Foundation Hospitals 2.810%, 06/01/41	205,000	206,107
3.002%, 06/01/51	335,000	344,741
Sutter Health 3.361%, 08/15/50	210,000	220,048
UnitedHealth Group, Inc. 2.750%, 05/15/40	375,000	380,692
3.500%, 08/15/39	60,000	66,528

		3,532,113

Home Builders—0.1%
PulteGroup, Inc. 5.500%, 03/01/26	583,000	662,883
Taylor Morrison Communities, Inc. 5.125%, 08/01/30 (144A)	120,000	132,000
Toll Brothers Finance Corp. 4.875%, 11/15/25	130,000	143,487

		938,370

Insurance—0.4%
American International Group, Inc. 2.500%, 06/30/25	885,000	912,520
Aon Corp. 2.200%, 11/15/22	350,000	354,510
Athene Global Funding Corp. 2.646%, 10/04/31 (144A)	445,000	439,054

Insurance—(Continued)
Chubb INA Holdings, Inc. 3.050%, 12/15/61	645,000	$658,032
Equitable Financial Life Global Funding 1.800%, 03/08/28 (144A)	755,000	742,432
Marsh & McLennan Cos., Inc. 3.875%, 03/15/24	330,000	349,017
4.750%, 03/15/39	245,000	305,511
MGIC Investment Corp. 5.750%, 08/15/23	90,000	94,837
New York Life Global Funding 2.000%, 01/22/25 (144A)	485,000	495,018
Unum Group 4.125%, 06/15/51	60,000	60,900
4.500%, 12/15/49	280,000	297,816
Voya Financial, Inc. 4.800%, 06/15/46	10,000	12,384
Willis North America, Inc. 3.600%, 05/15/24	335,000	350,862

		5,072,893

Internet—0.2%
Alibaba Group Holding, Ltd. 3.400%, 12/06/27	225,000	238,178
Amazon.com, Inc. 3.875%, 08/22/37	320,000	376,107
Go Daddy Operating Co. LLC / GD Finance Co., Inc. 3.500%, 03/01/29 (144A)	170,000	168,699
5.250%, 12/01/27 (144A)	798,000	824,932
NortonLifeLock, Inc. 5.000%, 04/15/25 (144A)	905,000	911,900

		2,519,816

Iron/Steel—0.1%
Commercial Metals Co. 5.375%, 07/15/27	90,000	93,600
Metinvest B.V. 5 .625%, 06/17/25 (144A) (EUR)	355,000	399,568
Vale Overseas, Ltd. 3.750%, 07/08/30 (b)	280,000	289,803
6.250%, 08/10/26	365,000	422,491

		1,205,462

Lodging—0.0%
Las Vegas Sands Corp. 3.500%, 08/18/26	295,000	298,595

Machinery-Diversified—0.0%
Otis Worldwide Corp. 2.565%, 02/15/30	330,000	334,744

Media—0.5%
CCO Holdings LLC / CCO Holdings Capital Corp. 4.500%, 08/15/30 (144A)	175,000	179,058
5.125%, 05/01/27 (144A)	15,000	15,450

See accompanying notes to financial statements.

BHFTII-15

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of December 31, 2021

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Media—(Continued)
Charter Communications Operating LLC / Charter Communications Operating Capital Corp. 2.300%, 02/01/32	130,000	$123,400
5.050%, 03/30/29	200,000	228,961
5.750%, 04/01/48	180,000	224,471
6.484%, 10/23/45	1,290,000	1,761,607
6.834%, 10/23/55	90,000	128,711
Comcast Corp. 2.937%, 11/01/56 (144A)	139,000	132,402
2.987%, 11/01/63 (144A)	377,000	357,783
3.250%, 11/01/39	30,000	31,651
3.750%, 04/01/40	460,000	514,982
COX Communications, Inc. 2.600%, 06/15/31 (144A)	350,000	349,603
CSC Holdings LLC 3.375%, 02/15/31 (144A) (b)	1,035,000	969,019
4.125%, 12/01/30 (144A)	200,000	195,250
Discovery Communications LLC 3.800%, 03/13/24	99,000	103,842
3.950%, 06/15/25	2,000	2,130
4.000%, 09/15/55	516,000	545,139
5.300%, 05/15/49	147,000	184,049
DISH DBS Corp. 5.875%, 11/15/24	130,000	133,544
Sirius XM Radio, Inc. 3.125%, 09/01/26 (144A)	835,000	835,242
4.125%, 07/01/30 (144A)	100,000	100,000
Time Warner Cable LLC 4.500%, 09/15/42	200,000	218,042
Videotron, Ltd. 5.375%, 06/15/24 (144A)	145,000	155,150

		7,489,486

Miscellaneous Manufacturing—0.0%
Trane Technologies Luxembourg Finance S.A. 4.500%, 03/21/49	80,000	98,976

Office/Business Equipment—0.1%
CDW LLC / CDW Finance Corp. 2.670%, 12/01/26	120,000	122,953
3.250%, 02/15/29	1,219,000	1,229,886
3.276%, 12/01/28	110,000	112,710
3.569%, 12/01/31	105,000	109,240
Xerox Holdings Corp. 5.500%, 08/15/28 (144A) (b)	90,000	94,837

		1,669,626

Oil & Gas—0.5%
Apache Corp. 4.875%, 11/15/27	60,000	65,400
BP Capital Markets America, Inc. 2.939%, 06/04/51	160,000	153,578
3.060%, 06/17/41	110,000	111,321
3.379%, 02/08/61	200,000	205,470
3.633%, 04/06/30	470,000	518,565

Oil & Gas—(Continued)
Continental Resources, Inc. 5.750%, 01/15/31 (144A)	175,000	206,083
Ecopetrol S.A. 4.625%, 11/02/31	360,000	349,992
Energean Israel Finance, Ltd. 4.500%, 03/30/24 (144A)	180,000	180,900
4.875%, 03/30/26 (144A)	155,000	153,644
5.875%, 03/30/31 (144A)	155,000	151,900
Equinor ASA 1.750%, 01/22/26	275,000	276,665
3.625%, 04/06/40	170,000	188,866
3.700%, 04/06/50	180,000	206,042
Exxon Mobil Corp. 4.227%, 03/19/40	355,000	419,080
4.327%, 03/19/50	10,000	12,278
Hess Corp. 7.125%, 03/15/33	127,000	169,689
7.300%, 08/15/31	285,000	379,463
Leviathan Bond, Ltd. 6.500%, 06/30/27 (144A)	480,000	514,138
Lundin Energy Finance B.V. 2.000%, 07/15/26 (144A)	200,000	198,599
3.100%, 07/15/31 (144A)	580,000	584,135
Marathon Petroleum Corp. 4.700%, 05/01/25	400,000	436,369
Occidental Petroleum Corp. 3.400%, 04/15/26	5,000	5,128
3.500%, 08/15/29	10,000	10,273
4.100%, 02/15/47	145,000	142,100
6.125%, 01/01/31	5,000	6,075
Qatar Energy 2.250%, 07/12/31 (144A)	605,000	599,294
3.300%, 07/12/51 (144A)	225,000	231,608
Saudi Arabian Oil Co. 2.875%, 04/16/24 (144A)	200,000	206,438
Shell International Finance B.V. 2.875%, 11/26/41	120,000	120,102
3.000%, 11/26/51	155,000	157,489
3.250%, 04/06/50 (b)	165,000	175,549
Sunoco L.P. / Sunoco Finance Corp. 4.500%, 04/30/30 (144A)	50,000	51,246
5.875%, 03/15/28	60,000	63,450
Tullow Oil plc 7.000%, 03/01/25 (144A)	500,000	408,150
Viper Energy Partners L.P. 5.375%, 11/01/27 (144A)	35,000	36,137

		7,695,216

Oil & Gas Services—0.0%
Halliburton Co. 4.850%, 11/15/35	130,000	152,785

Packaging & Containers—0.1%
Ball Corp. 4.000%, 11/15/23 (b)	1,060,000	1,106,375

See accompanying notes to financial statements.

BHFTII-16

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of December 31, 2021

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Packaging & Containers—(Continued)
Owens-Brockway Glass Container, Inc. 5.875%, 08/15/23 (144A)	150,000	$157,125

		1,263,500

Pharmaceuticals—0.4%
AbbVie, Inc. 3.200%, 11/21/29	50,000	53,460
4.625%, 10/01/42	205,000	250,760
Astrazeneca Finance LLC 1.750%, 05/28/28	810,000	805,288
Bausch Health Cos., Inc. 5.750%, 08/15/27 (144A)	100,000	103,800
Bayer U.S. Finance LLC 4.250%, 12/15/25 (144A)	535,000	578,650
Bristol-Myers Squibb Co. 0.750%, 11/13/25	745,000	725,539
2.550%, 11/13/50	180,000	170,275
Cigna Corp. 1.250%, 03/15/26 (b)	905,000	891,933
CVS Health Corp. 4.125%, 04/01/40	155,000	177,954
5.125%, 07/20/45	210,000	272,971
Merck & Co., Inc. 1.900%, 12/10/28	75,000	75,353
2.150%, 12/10/31	285,000	285,795
2.750%, 12/10/51	75,000	74,212
Teva Pharmaceutical Finance Netherlands III B.V. 3.150%, 10/01/26	492,000	462,480
4.750%, 05/09/27	300,000	297,261

		5,225,731

Pipelines—0.3%
DCP Midstream Operating L.P. 3.875%, 03/15/23	20,000	20,490
4.950%, 04/01/22	26,000	26,000
5.600%, 04/01/44	50,000	62,200
Energy Transfer L.P. 5.250%, 04/15/29	265,000	303,531
5.300%, 04/01/44	35,000	40,078
5.350%, 05/15/45	35,000	40,195
5.950%, 10/01/43	20,000	24,037
6.125%, 12/15/45	570,000	709,009
6.250%, 04/15/49	60,000	78,376
Enterprise Products Operating LLC 3.300%, 02/15/53	40,000	39,784
4.250%, 02/15/48	135,000	152,801
4.950%, 10/15/54	155,000	195,542
EQM Midstream Partners L.P. 6.500%, 07/01/27 (144A)	30,000	33,600
Galaxy Pipeline Assets Bidco, Ltd. 2.160%, 03/31/34 (144A)	530,000	519,464
2.625%, 03/31/36 (144A)	1,195,000	1,167,506
2.940%, 09/30/40 (144A)	250,000	248,804
MPLX L.P. 1.750%, 03/01/26	30,000	29,698

Pipelines—(Continued)
NGPL PipeCo LLC 3.250%, 07/15/31 (144A)	210,000	213,314
Targa Resources Partners L.P. / Targa Resources Partners Finance Corp. 4.875%, 02/01/31	65,000	70,587
Venture Global Calcasieu Pass LLC 3.875%, 08/15/29 (144A)	95,000	98,562
4.125%, 08/15/31 (144A)	35,000	37,100
Western Midstream Operating L.P. 5.300%, 02/01/30 (b)	150,000	164,856

		4,275,534

Real Estate Investment Trusts—0.3%
American Tower Corp.
1.450%, 09/15/26	180,000	176,126
1.500%, 01/31/28	105,000	100,454
2.400%, 03/15/25	255,000	261,838
EPR Properties 3.600%, 11/15/31	175,000	173,135
3.750%, 08/15/29	240,000	242,222
4.950%, 04/15/28	470,000	507,147
Equinix, Inc. 2.000%, 05/15/28	180,000	176,666
2.500%, 05/15/31	5,000	4,997
GLP Capital L.P. / GLP Financing II, Inc. 3.250%, 01/15/32 (b)	215,000	216,159
4.000%, 01/15/31	335,000	357,442
5.300%, 01/15/29	235,000	266,772
5.750%, 06/01/28	270,000	311,753
Realty Income Corp. 2.200%, 06/15/28	25,000	25,234
2.850%, 12/15/32	30,000	31,131
3.400%, 01/15/28	110,000	118,629
SBA Tower Trust 2.836%, 01/15/25 (144A)	545,000	559,126
VICI Properties L.P. / VICI Note Co., Inc. 4.250%, 12/01/26 (144A) (b)	35,000	36,451

		3,565,282

Retail—0.3%
1011778 BC ULC / New Red Finance, Inc. 3.500%, 02/15/29 (144A)	170,000	168,249
AutoZone, Inc. 3.625%, 04/15/25	115,000	122,632
FirstCash, Inc. 4.625%, 09/01/28 (144A)	758,000	757,549
5.625%, 01/01/30 (144A)	420,000	428,056
Gap, Inc. (The) 3.625%, 10/01/29 (144A)	487,000	481,692
3.875%, 10/01/31 (144A)	794,000	783,082
Home Depot, Inc. (The) 3.300%, 04/15/40	380,000	411,987
KFC Holding Co. / Pizza Hut Holdings LLC / Taco Bell of America LLC 4.750%, 06/01/27 (144A)	60,000	62,025
Lithia Motors, Inc. 4.625%, 12/15/27 (144A) (b)	120,000	126,216

See accompanying notes to financial statements.

BHFTII-17

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of December 31, 2021

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Retail—(Continued)
McDonald’s Corp. 3.350%, 04/01/23	330,000	$339,712
3.625%, 09/01/49	245,000	270,902
Suburban Propane Partners L.P. / Suburban Energy Finance Corp. 5.875%, 03/01/27	75,000	77,437
Yum! Brands, Inc. 3.625%, 03/15/31	100,000	99,625

		4,129,164

Semiconductors—0.4%
Broadcom, Inc. 2.600%, 02/15/33 (144A)	10,000	9,749
3.137%, 11/15/35 (144A)	31,000	31,185
3.187%, 11/15/36 (144A)	500,000	499,129
3.419%, 04/15/33 (144A)	770,000	807,192
3.469%, 04/15/34 (144A)	109,000	114,087
4.300%, 11/15/32	95,000	106,759
Entegris, Inc. 3.625%, 05/01/29 (144A) (b)	65,000	65,162
4.375%, 04/15/28 (144A)	90,000	92,475
Intel Corp. 3.100%, 02/15/60	330,000	329,753
Marvell Technology, Inc. 2.450%, 04/15/28	490,000	496,965
2.950%, 04/15/31	375,000	382,102
Microchip Technology, Inc. 2.670%, 09/01/23	715,000	730,226
NVIDIA Corp. 3.500%, 04/01/40	385,000	432,666
NXP B.V. / NXP Funding LLC 4.300%, 06/18/29 (144A)	116,000	129,958
4.875%, 03/01/24 (144A)	659,000	707,902
5.350%, 03/01/26 (144A)	200,000	225,982
5.550%, 12/01/28 (144A)	165,000	197,609

		5,358,901

Software—0.5%
Black Knight InfoServ LLC 3.625%, 09/01/28 (144A)	1,658,000	1,655,828
CDK Global, Inc. 5.250%, 05/15/29 (144A)	902,000	956,120
Fair Isaac Corp. 4.000%, 06/15/28 (144A)	547,000	562,278
Microsoft Corp. 2.675%, 06/01/60	42,000	41,861
2.921%, 03/17/52	40,000	42,469
3.041%, 03/17/62	203,000	217,159
Open Text Corp. 3.875%, 12/01/29 (144A)	740,000	749,250
Open Text Holdings, Inc. 4.125%, 12/01/31 (144A)	130,000	131,300

Software—(Continued)
Oracle Corp. 2.875%, 03/25/31	450,000	452,866
3.850%, 04/01/60	885,000	873,894
3.950%, 03/25/51	200,000	207,622
4.100%, 03/25/61	225,000	234,499
SS&C Technologies, Inc. 5.500%, 09/30/27 (144A)	735,000	768,075

		6,893,221

Telecommunications—0.6%
AT&T, Inc. 3.500%, 02/01/61	565,000	555,568
3.550%, 09/15/55	1,039,000	1,042,770
3.650%, 06/01/51	355,000	367,654
3.650%, 09/15/59	31,000	31,307
3.800%, 12/01/57	251,000	261,307
Nokia Oyj 4.375%, 06/12/27	720,000	777,600
6.625%, 05/15/39	110,000	152,212
NTT Finance Corp. 1.162%, 04/03/26 (144A)	640,000	627,869
Sprint Corp. 7.125%, 06/15/24	100,000	112,265
T-Mobile USA, Inc. 2.050%, 02/15/28	655,000	650,158
2.700%, 03/15/32 (144A)	305,000	306,879
3.500%, 04/15/25	580,000	614,495
3.875%, 04/15/30	150,000	164,063
4.500%, 04/15/50	250,000	292,601
Telecom Italia Capital S.A. 6.000%, 09/30/34	45,000	47,595
7.721%, 06/04/38	50,000	58,764
Telefonica Celular del Paraguay S.A. 5.875%, 04/15/27 (144A)	730,000	755,550
VEON Holdings B.V. 3.375%, 11/25/27 (144A)	435,000	424,321
Verizon Communications, Inc. 2.650%, 11/20/40	255,000	242,305
2.850%, 09/03/41 (b)	180,000	177,575
4.400%, 11/01/34	535,000	623,163
4.500%, 08/10/33	110,000	129,322
Vodafone Group plc 6.150%, 02/27/37 (b)	240,000	325,345

		8,740,688

Transportation—0.1%
Canadian Pacific Railway Co. 2.450%, 12/02/31 (b)	235,000	239,601
Union Pacific Corp. 2.375%, 05/20/31	595,000	606,486
2.973%, 09/16/62	130,000	128,512

		974,599

See accompanying notes to financial statements.

BHFTII-18

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of December 31, 2021

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Trucking & Leasing—0.1%
DAE Funding LLC 1.550%, 08/01/24 (144A)	885,000	$878,362
Penske Truck Leasing Co. L.P. / PTL Finance Corp. 2.700%, 11/01/24 (144A)	455,000	468,851
4.000%, 07/15/25 (144A)	405,000	434,688

		1,781,901

Water—0.0%
American Water Capital Corp. 4.150%, 06/01/49	140,000	165,241

Total Corporate Bonds & Notes (Cost $149,814,001)		153,182,115

Mortgage-Backed Securities—5.6%

Collateralized Mortgage Obligations—3.5%
510 Asset Backed Trust 2.116%, 06/25/61 (144A) (n)	1,093,796	1,078,943
Adjustable Rate Mortgage Trust 0.602%, 1M LIBOR + 0.500%, 01/25/36 (c)	106,520	105,927
0.642%, 1M LIBOR + 0.540%, 11/25/35 (c)	62,234	62,921
Angel Oak Mortgage Trust LLC 0.951%, 07/25/66 (144A) (c)	1,026,031	1,011,556
0.985%, 04/25/66 (144A) (c)	443,663	438,499
0.990%, 04/25/53 (144A) (c)	498,886	497,508
1.068%, 05/25/66 (144A) (c)	829,127	821,751
1.820%, 11/25/66 (144A) (c)	662,000	661,919
3.628%, 03/25/49 (144A) (c)	52,911	53,099
3.920%, 11/25/48 (144A) (c)	198,624	199,937
Arroyo Mortgage Trust 3.347%, 04/25/49 (144A) (c)	593,827	597,813
Bear Stearns Adjustable Rate Mortgage Trust 2.902%, 07/25/36 (c)	165,127	158,903
Bear Stearns ALT-A Trust 0.582%, 1M LIBOR + 0.480%, 02/25/36 (c)	360,773	364,831
Bear Stearns Mortgage Funding Trust 0.282%, 1M LIBOR + 0.180%, 10/25/36 (c)	89,644	85,856
0.302%, 1M LIBOR + 0.200%, 02/25/37 (c)	350,031	336,952
Bellemeade Re, Ltd. 1.502%, 1M LIBOR + 1.400%, 10/25/29 (144A) (c)	74,193	74,193
BINOM Securitization Trust 2.034%, 06/25/56 (144A) (c)	465,000	465,794
BRAVO Residential Funding Trust 0.941%, 02/25/49 (144A) (c)	313,458	310,965
0.970%, 03/25/60 (144A) (c)	421,596	419,057
CIM Trust 3.000%, 04/25/57 (144A) (c)	288,647	291,331
Citigroup Mortgage Loan Trust 2.720%, 07/25/49 (144A) (c)	98,013	98,302
COLT Mortgage Loan Trust 0.910%, 06/25/66 (144A) (c)	626,068	618,647
0.956%, 09/27/66 (144A) (c)	1,030,218	1,013,862
Connecticut Avenue Securities Trust 2.202%, 1M LIBOR + 2.100%, 06/25/39 (144A) (c)	51,174	51,206

Collateralized Mortgage Obligations—(Continued)
Connecticut Avenue Securities Trust 2.253%, 1M LIBOR + 2.150%, 09/25/31 (144A) (c)	81,247	$81,558
2.253%, 1M LIBOR + 2.150%, 11/25/39 (144A) (c)	243,602	243,602
Countrywide Alternative Loan Trust 0.552%, 1M LIBOR + 0.450%, 03/01/38 (c)	155,178	129,099
0.642%, 1M LIBOR + 0.540%, 01/25/36 (c)	80,448	80,241
0.902%, 1M LIBOR + 0.800%, 12/25/35 (c)	87,858	76,286
1.432%, 12M MTA + 1.350%, 08/25/35 (c)	191,033	171,098
5.500%, 11/25/35	374,806	280,157
Countrywide Home Loan Mortgage Pass-Through Trust 0.502%, 1M LIBOR + 0.400%, 04/25/46 (c)	205,308	178,677
0.782%, 1M LIBOR + 0.680%, 02/25/35 (c)	77,085	72,254
2.586%, 06/20/35 (c)	6,263	6,277
2.911%, 09/25/47 (c)	209,709	200,903
Credit Suisse Mortgage Capital Certificates Trust 0.938%, 05/25/66 (144A) (c)	548,325	539,224
1.179%, 02/25/66 (144A) (c)	907,270	898,201
1.796%, 12/27/60 (144A) (c)	350,922	350,860
1.841%, 10/25/66 (144A) (c)	625,000	623,361
3.250%, 04/25/47 (144A) (c)	341,318	351,708
Deephaven Residential Mortgage Trust 0.899%, 04/25/66 (144A) (c)	301,346	296,278
Deutsche ALT-A Securities Mortgage Loan Trust 0.252%, 1M LIBOR + 0.150%, 12/25/36 (c)	229,089	224,383
Ellington Financial Mortgage Trust 0.931%, 06/25/66 (144A) (c)	247,988	243,247
GCAT LLC 1.036%, 05/25/66 (144A) (c)	566,488	562,897
1.091%, 05/25/66 (144A) (c)	771,843	763,914
1.262%, 07/25/66 (144A) (c)	1,337,977	1,318,827
1.915%, 08/25/66 (144A) (c)	585,000	585,085
GreenPoint Mortgage Funding Trust 1.482%, 12M MTA + 1.400%, 10/25/45 (c)	161,750	135,835
GSR Mortgage Loan Trust 0.402%, 1M LIBOR + 0.300%, 01/25/37 (c)	467,613	110,913
2.873%, 01/25/36 (c)	215,693	220,608
6.000%, 07/25/37	142,909	120,270
Home Re, Ltd. 1.702%, 1M LIBOR + 1.600%, 10/25/28 (144A) (c)	204,195	204,195
IndyMac INDX Mortgage Loan Trust 2.970%, 10/25/35 (c)	14,148	13,430
JPMorgan Mortgage Trust 3.037%, 05/25/36 (c)	13,685	12,209
Legacy Mortgage Asset Trust 1.650%, 11/25/60 (144A) (n)	233,504	230,659
1.750%, 04/25/61 (144A) (n)	354,954	351,860
1.750%, 07/25/61 (144A) (n)	443,543	439,385
3.000%, 06/25/59 (144A) (n)	609,768	610,721
3.250%, 11/25/59 (144A) (n)	835,114	837,492
LSTAR Securities Investment, Ltd. 1.799%, 1M LIBOR + 1.700%, 03/02/26 (144A) (c)	914,715	914,887
1.899%, 1M LIBOR + 1.800%, 02/01/26 (144A) (c)	562,692	562,329
2.599%, 1M LIBOR + 2.500%, 04/01/24 (144A) (c)	284,018	283,851
2.599%, 1M LIBOR + 2.500%, 05/01/24 (144A) (c)	608,567	600,514
MASTR Adjustable Rate Mortgages Trust 2.732%, 11/21/34 (c)	48,037	48,575
2.754%, 09/25/33 (c)	50,528	50,674

See accompanying notes to financial statements.

BHFTII-19

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of December 31, 2021

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Collateralized Mortgage Obligations—(Continued)
Metlife Securitization Trust 3.750%, 03/25/57 (144A) (c)	387,842	$399,841
MFA Trust 1.029%, 11/25/64 (144A) (c)	476,280	471,769
1.153%, 04/25/65 (144A) (c)	456,040	453,397
Morgan Stanley Mortgage Loan Trust 3.318%, 05/25/36 (c)	159,148	102,852
New Residential Mortgage Loan Trust 0.853%, 1M LIBOR + 0.750%, 01/25/48 (144A) (c)	569,465	569,681
0.941%, 10/25/58 (144A) (c)	343,788	341,945
2.492%, 09/25/59 (144A) (c)	137,208	137,636
3.500%, 08/25/59 (144A) (c)	442,236	453,681
3.750%, 11/26/35 (144A) (c)	399,916	417,446
3.991%, 09/25/57 (144A) (c)	602,106	620,375
4.000%, 02/25/57 (144A) (c)	725,687	764,598
4.000%, 03/25/57 (144A) (c)	756,072	795,476
4.000%, 04/25/57 (144A) (c)	596,008	624,538
4.000%, 05/25/57 (144A) (c)	423,696	444,173
NMLT Trust 1.185%, 05/25/56 (144A) (c)	1,040,341	1,025,275
Oaktown Re III, Ltd. 1.502%, 1M LIBOR + 1.400%, 07/25/29 (144A) (c)	61,246	61,268
OBX Trust 1.054%, 07/25/61 (144A) (c)	643,191	634,513
1.072%, 02/25/66 (144A) (c)	837,984	827,615
Preston Ridge Partners Mortgage LLC 1.793%, 06/25/26 (144A) (n)	635,953	629,807
1.793%, 07/25/26 (144A) (n)	662,987	656,969
1.867%, 04/25/26 (144A) (n)	1,198,537	1,188,248
2.363%, 11/25/25 (144A) (n)	185,209	184,674
2.363%, 10/25/26 (144A) (c)	1,276,130	1,265,597
2.487%, 10/25/26 (144A) (n)	542,767	542,241
RALI Series Trust 0.702%, 1M LIBOR + 0.600%, 04/25/36 (c)	537,098	503,314
6.000%, 12/25/35	153,732	154,380
RCO Mortgage LLC 1.868%, 05/26/26 (144A) (n)	494,733	492,076
RFMSI Trust 2.867%, 08/25/35 (c)	59,248	35,703
Seasoned Credit Risk Transfer Trust 2.500%, 08/25/59	573,436	589,538
3.500%, 11/25/57	433,293	466,469
3.500%, 03/25/58	918,825	971,359
3.500%, 07/25/58	1,187,079	1,282,509
3.500%, 08/25/58	232,534	251,882
3.500%, 10/25/58	997,246	1,059,293
Starwood Mortgage Residential Trust 0.943%, 05/25/65 (144A) (c)	281,884	279,749
1.219%, 05/25/65 (144A) (c)	737,309	734,547
1.920%, 11/25/66 (144A) (c)	947,895	946,563
Structured Adjustable Rate Mortgage Loan Trust 0.402%, 1M LIBOR + 0.300%, 09/25/34 (c)	42,060	40,250
Toorak Mortgage Corp., Ltd. 2.240%, 06/25/24 (144A) (n)	670,000	667,551
Towd Point Mortgage Trust 2.918%, 11/30/60 (144A) (c)	1,295,662	1,292,676

Collateralized Mortgage Obligations—(Continued)
Verus Securitization Trust 0.918%, 02/25/64 (144A) (c)	424,542	423,268
0.938%, 07/25/66 (144A) (c)	462,908	453,732
1.031%, 02/25/66 (144A) (c)	375,535	371,612
1.824%, 11/25/66 (144A) (c)	692,000	691,586
1.829%, 10/25/66 (144A) (c)	1,364,271	1,360,908
WaMu Mortgage Pass-Through Certificates Trust 0.962%, 12M MTA + 0.880%, 10/25/46 (c)	138,382	132,790
2.814%, 06/25/37 (c)	79,675	77,822
Washington Mutual Mortgage Pass-Through Certificates 0.702%, 1M LIBOR + 0.600%, 07/25/36 (c)	65,589	44,451
Wells Fargo Mortgage-Backed Securities Trust 2.240%, 10/25/36 (c)	66,182	63,466
2.514%, 09/25/36 (c)	55,927	55,137

		50,902,562

Commercial Mortgage-Backed Securities—2.1%
BANK
0.599%, 11/15/62 (c) (d)	4,572,355	190,296
0.645%, 11/15/62 (c) (d)	2,258,811	103,851
0.696%, 12/15/52 (c) (d)	3,649,606	178,447
0.727%, 11/15/50 (c) (d)	8,173,251	298,683
0.791%, 11/15/54 (c) (d)	952,296	36,147
0.833%, 09/15/62 (c) (d)	4,452,918	245,178
0.898%, 05/15/62 (c) (d)	2,892,887	162,816
1.783%, 03/15/63 (c) (d)	5,006,387	644,839
2.036%, 02/15/54	565,000	558,144
3.688%, 02/15/61	1,700,000	1,859,330
Barclays Commercial Mortgage Trust 0.960%, 1M LIBOR + 0.850%, 08/15/36 (144A) (c)	1,802,000	1,800,342
0.988%, 04/15/53 (c) (d)	1,280,000	99,225
1.444%, 02/15/50 (c) (d)	5,358,352	316,440
4.969%, 12/15/51 (c)	475,000	523,724
Benchmark Mortgage Trust 0.497%, 01/15/51 (c) (d)	2,435,162	59,830
0.508%, 07/15/51 (c) (d)	4,278,730	102,994
1.062%, 08/15/52 (c) (d)	2,040,505	117,401
1.226%, 03/15/62 (c) (d)	6,108,297	420,569
1.520%, 01/15/54 (c) (d)	2,364,382	270,677
1.792%, 07/15/53 (c) (d)	1,327,586	139,858
3.882%, 02/15/51 (c)	795,000	874,769
4.016%, 03/15/52	1,600,000	1,796,097
BX Commercial Mortgage Trust 1.030%, 1M LIBOR + 0.920%, 10/15/36 (144A) (c)	1,009,427	1,009,706
CAMB Commercial Mortgage Trust 2.660%, 1M LIBOR + 2.550%, 12/15/37 (144A) (c)	665,000	663,532
Century Plaza Towers 2.865%, 11/13/39 (144A)	585,000	608,605
Citigroup Commercial Mortgage Trust 0.912%, 07/10/47 (c) (d)	3,163,316	65,255
1.022%, 04/10/48 (c) (d)	3,813,388	108,192
Commercial Mortgage Pass-Through Certificates Mortgage Trust
0.547%, 02/10/47 (c) (d)	2,651,595	26,293
0.708%, 08/10/46 (c) (d)	690,996	6,712
1.686%, 10/15/45 (c) (d)	340,644	2,775

See accompanying notes to financial statements.

BHFTII-20

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of December 31, 2021

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Commercial Mortgage-Backed Securities—(Continued)
Commercial Mortgage Pass-Through Certificates Mortgage Trust
2.853%, 10/15/45	178,907	$180,830
3.101%, 03/10/46	145,000	146,453
3.213%, 03/10/46	171,029	174,015
3.424%, 03/10/31 (144A)	1,065,000	1,091,686
3.612%, 06/10/46 (c)	260,000	267,581
3.796%, 08/10/47	225,000	237,380
3.961%, 03/10/47	235,125	246,553
4.074%, 02/10/47 (c)	115,000	120,334
4.205%, 08/10/46	97,229	101,076
4.210%, 08/10/46 (c)	175,000	181,833
4.236%, 02/10/47 (c)	190,000	199,603
4.750%, 10/15/45 (144A) (c)	355,000	136,675
Credit Suisse First Boston Mortgage Securities Corp. 4.877%, 04/15/37	1,038	1,045
CSAIL Commercial Mortgage Trust 0.743%, 06/15/57 (c) (d)	11,679,012	235,554
0.926%, 11/15/48 (c) (d)	755,041	22,319
1.866%, 01/15/49 (c) (d)	1,525,774	102,316
DBJPM Mortgage Trust 1.712%, 09/15/53 (c) (d)	1,010,989	94,497
GS Mortgage Securities Corp. 2.954%, 11/05/34 (144A)	1,200,000	1,211,517
GS Mortgage Securities Trust Zero Coupon, 08/10/44 (144A) (c) (d)	173,596	2
0.064%, 07/10/46 (c) (d)	10,143,498	8,991
3.674%, 04/10/47 (144A)	235,000	9,400
4.956%, 04/10/47 (144A) (c)	465,000	261,392
JPMBB Commercial Mortgage Securities Trust 0.603%, 09/15/47 (c) (d)	2,797,648	38,413
3.363%, 07/15/45	357,842	364,050
JPMorgan Chase Commercial Mortgage Securities Trust 2.733%, 10/15/45 (144A) (c)	400,000	205,065
2.812%, 01/16/37 (144A)	305,000	310,445
4.363%, 12/15/47 (144A) (c)	130,000	106,977
Morgan Stanley Bank of America Merrill Lynch Trust 0.965%, 12/15/47 (c) (d)	1,823,323	41,407
0.980%, 10/15/48 (c) (d)	761,517	20,783
2.918%, 02/15/46	130,000	131,610
3.134%, 12/15/48	480,000	487,287
3.176%, 08/15/45	228,741	229,510
3.766%, 11/15/46	160,061	164,529
4.259%, 10/15/46 (c)	115,000	119,821
Morgan Stanley Capital Trust 1.342%, 06/15/50 (c) (d)	1,548,272	80,481
3.912%, 09/09/32 (144A)	1,140,000	1,192,043
5.086%, 07/15/49 (144A) (c)	265,000	146,397
5.660%, 10/12/52 (144A) (c)	12,137	3,779
MTRO Commercial Mortgage Trust 1.910%, 1M LIBOR + 1.800%, 12/15/33 (144A) (c)	565,000	549,704
Natixis Commercial Mortgage Securities Trust 2.906%, 10/15/36 (144A)	310,000	309,327
SFAVE Commercial Mortgage Securities Trust 3.872%, 01/05/43 (144A) (c)	150,000	157,664
SG Commercial Mortgage Securities Trust 2.632%, 03/15/37 (144A)	1,230,000	1,251,869

Commercial Mortgage-Backed Securities—(Continued)
UBS Commercial Mortgage Trust 1.054%, 08/15/50 (c) (d)	897,582	39,744
UBS-Barclays Commercial Mortgage Trust 2.850%, 12/10/45	325,000	327,382
3.091%, 08/10/49	513,341	517,093
3.185%, 03/10/46	240,000	243,319
3.244%, 04/10/46	300,119	305,643
VNDO Mortgage Trust 2.996%, 11/15/30 (144A)	1,105,000	1,120,274
Wells Fargo Commercial Mortgage Trust 0.896%, 09/15/57 (c) (d)	4,868,456	139,155
1.091%, 05/15/48 (c) (d)	2,878,559	80,686
2.918%, 10/15/45	282,311	284,450
2.942%, 10/15/49	890,000	932,979
4.145%, 05/15/48 (c)	80,000	80,409
WF-RBS Commercial Mortgage Trust 1.249%, 03/15/47 (c) (d)	1,486,033	31,071
2.870%, 11/15/45	341,338	344,166
2.875%, 12/15/45	175,000	176,977
3.016%, 11/15/47 (144A)	86,806	5,208
3.071%, 03/15/45	183,051	185,562
3.345%, 05/15/45	100,000	102,135
3.723%, 05/15/47	93,339	95,372
3.995%, 05/15/47	160,281	167,904
4.045%, 03/15/47	40,000	41,902
4.101%, 03/15/47	335,000	352,229
4.887%, 06/15/44 (144A) (c)	105,000	65,183
5.775%, 04/15/45 (144A) (c)	255,000	255,382

		30,127,165

Total Mortgage-Backed Securities (Cost $84,475,934)		81,029,727

Asset-Backed Securities—3.2%

Asset-Backed - Automobile—0.3%
AmeriCredit Automobile Receivables Trust 2.580%, 09/18/25	535,000	543,835
Credit Acceptance Auto Loan Trust 1.000%, 05/15/30 (144A)	370,000	366,966
Drive Auto Receivables Trust 2.700%, 02/16/27	465,000	472,761
Exeter Automobile Receivables Trust 2.580%, 09/15/25 (144A)	1,045,000	1,061,939
2.730%, 12/15/25 (144A)	315,000	321,438
Santander Drive Auto Receivables Trust 1.480%, 01/15/27	140,000	140,406
Westlake Automobile Receivables Trust 1.650%, 02/17/26 (144A)	415,000	415,988
2.720%, 11/15/24 (144A)	765,000	778,014

		4,101,347

See accompanying notes to financial statements.

BHFTII-21

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of December 31, 2021

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Credit Card—0.0%
Mercury Financial Credit Card Master Trust 1.540%, 03/20/26 (144A)	495,000	$494,540

Asset-Backed - Home Equity—0.1%
GSAA Home Equity Trust 0.202%, 1M LIBOR + 0.100%, 12/25/46 (c)	53,286	32,298
0.702%, 1M LIBOR + 0.600%, 03/25/36 (c)	596,936	384,335
5.985%, 06/25/36 (c)	452,095	167,467
Morgan Stanley ABS Capital I, Inc. Trust 0.402%, 1M LIBOR + 0.300%, 06/25/36 (c)	8,832	8,125
Renaissance Home Equity Loan Trust 6.120%, 11/25/36 (n)	239,853	128,401
Soundview Home Loan Trust 0.602%, 1M LIBOR + 0.500%, 11/25/36 (c)	474,881	466,412

		1,187,038

Asset-Backed - Other—2.8%
Affirm Asset Securitization Trust 1.900%, 01/15/25 (144A)	328,165	329,731
3.460%, 10/15/24 (144A)	152,371	155,280
Apex Credit CLO, Ltd. 1.124%, 3M LIBOR + 1.000%, 04/24/29 (144A) (c)	1,243,795	1,243,290
Apollo Aviation Securitization Trust 3.351%, 01/16/40 (144A)	198,709	186,462
Arbor Realty Commercial Real Estate Notes, Ltd. 1.210%, 1M LIBOR + 1.100%, 05/15/36 (144A) (c)	210,000	209,606
Avant Loans Funding Trust 1.210%, 07/15/30 (144A)	455,000	451,241
Bain Capital Credit CLO, Ltd. 1.304%, 3M LIBOR + 1.180%, 07/25/34 (144A) (c)	1,325,000	1,325,824
Bayview Koitere Fund Trust 3.500%, 07/28/57 (144A) (c)	578,811	588,060
4.000%, 11/28/53 (144A) (c)	222,699	225,646
Bayview Mortgage Fund Trust 3.500%, 01/28/58 (144A) (c)	372,797	374,043
Bayview Opportunity Master Fund Trust 3.500%, 01/28/55 (144A) (c)	245,357	248,225
3.500%, 06/28/57 (144A) (c)	290,223	294,355
3.500%, 10/28/57 (144A) (c)	558,979	559,217
4.000%, 10/28/64 (144A) (c)	462,991	468,590
BlueMountain CLO, Ltd. 1.232%, 3M LIBOR + 1.100%, 04/20/34 (144A) (c)	825,000	821,851
1.274%, 3M LIBOR + 1.150%, 04/19/34 (144A) (c)	1,560,000	1,560,437
Buckhorn Park CLO, Ltd. 1.242%, 3M LIBOR + 1.120%, 07/18/34 (144A) (c)	555,000	554,688
CF Hippolyta LLC 1.990%, 07/15/60 (144A)	251,374	246,886
Cirrus Funding, Ltd. 4.800%, 01/25/37 (144A)	940,000	972,320
Citigroup Mortgage Loan Trust 3.228%, 11/25/70 (144A) (n)	412,065	412,310
Domino’s Pizza Master Issuer LLC 2.662%, 04/25/51 (144A)	517,400	519,578
3.668%, 10/25/49 (144A)	324,225	341,248
4.116%, 07/25/48 (144A)	679,000	694,010

Asset-Backed - Other—(Continued)
Finance America Mortgage Loan Trust 1.152%, 1M LIBOR + 1.050%, 09/25/33 (c)	48,698	$48,215
GMACM Home Equity Loan Trust 0.602%, 1M LIBOR + 0.500%, 10/25/34 (144A) (c)	15,165	14,632
Harriman Park CLO, Ltd. 1.252%, 3M LIBOR + 1.120%, 04/20/34 (144A) (c)	1,655,000	1,654,106
KKR CLO, Ltd. 1.124%, 3M LIBOR + 1.000%, 04/15/31 (144A) (c)	1,230,000	1,225,837
Knollwood CDO, Ltd. 3.324%, 3M LIBOR + 3.200%, 01/10/39 (144A) (c)	757,724	76
LCM, Ltd. 1.172%, 3M LIBOR + 1.040%, 10/20/27 (144A) (c)	555,207	555,186
Madison Park Funding, Ltd. 1.254%, 3M LIBOR + 1.120%, 07/17/34 (144A) (c)	1,330,000	1,328,492
MFA LLC 2.363%, 03/25/60 (144A) (n)	1,000,282	994,754
Mill City Mortgage Loan Trust 3.471%, 08/25/58 (144A) (c)	474,434	484,293
3.500%, 04/25/66 (144A) (c)	1,000,450	1,025,286
NRZ Excess Spread-Collateralized Notes 3.844%, 12/25/25 (144A)	145,386	146,005
Octagon Investment Partners, Ltd. 1.454%, 3M LIBOR + 1.330%, 10/15/32 (144A) (c)	1,230,000	1,230,391
OZLM, Ltd. 1.132%, 3M LIBOR + 1.010%, 07/17/29 (144A) (c)	303,574	303,497
1.144%, 3M LIBOR + 1.020%, 04/15/31 (144A) (c)	900,000	899,774
1.182%, 3M LIBOR + 1.050%, 04/30/27 (144A) (c)	256,254	256,171
Pretium Mortgage Credit Partners I LLC 1.992%, 02/25/61 (144A) (n)	1,231,438	1,215,776
1.992%, 06/27/60 (144A) (n)	641,489	633,135
2.487%, 07/25/51 (144A) (n)	630,000	628,981
Regatta VI Funding, Ltd. 1.292%, 3M LIBOR + 1.160%, 04/20/34 (144A) (c)	1,200,000	1,199,339
RR 1 LLC 1.274%, 3M LIBOR + 1.150%, 07/15/35 (144A) (c)	1,365,000	1,365,208
RR 16, Ltd. 1.234%, 3M LIBOR + 1.110%, 07/15/36 (144A) (c)	1,175,000	1,173,034
Sapphire Aviation Finance II, Ltd. 3.228%, 03/15/40 (144A)	205,487	199,507
Sound Point CLO XXIX, Ltd. 1.194%, 3M LIBOR + 1.070%, 04/25/34 (144A) (c)	1,300,000	1,299,672
Summit Issuer LLC 2.290%, 12/20/50 (144A)	320,000	317,088
Symphony CLO, Ltd. 1.077%, 3M LIBOR + 0.950%, 07/14/26 (144A) (c)	439,292	439,304
Towd Point Mortgage Trust 2.750%, 08/25/55 (144A) (c)	60,649	60,792
2.750%, 10/25/56 (144A) (c)	553,012	557,780
2.750%, 04/25/57 (144A) (c)	107,663	108,502
2.750%, 06/25/57 (144A) (c)	483,304	491,157
Upstart Securitization Trust 0.830%, 07/20/31 (144A)	307,560	306,450
VCAT Asset Securitization LLC 1.743%, 05/25/51 (144A) (n)	638,989	632,358
2.115%, 03/27/51 (144A) (n)	201,329	200,881

See accompanying notes to financial statements.

BHFTII-22

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of December 31, 2021

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Other—(Continued)
Venture CLO, Ltd. 1.254%, 3M LIBOR + 1.130%, 04/15/34 (144A) (c)	1,300,000	$1,297,192
1.364%, 3M LIBOR + 1.240%, 04/15/34 (144A) (c)	500,000	500,517
VOLT XCIV LLC 2.240%, 02/27/51 (144A) (n)	617,878	614,574
Voya CLO, Ltd. 1.022%, 3M LIBOR + 0.900%, 01/18/29 (144A) (c)	1,380,489	1,379,938
Wellfleet CLO X, Ltd. 1.302%, 3M LIBOR + 1.170%, 07/20/32 (144A) (c)	1,065,000	1,065,172
Wendy’s Funding LLC 2.370%, 06/15/51 (144A)	1,179,075	1,151,846
3.884%, 03/15/48 (144A)	417,600	433,549
Wingstop Funding LLC 2.841%, 12/05/50 (144A)	164,175	163,921

		40,385,286

Total Asset-Backed Securities (Cost $46,878,308)		46,168,211

Foreign Government—2.6%

Sovereign—2.6%
Angolan Government International Bonds 8.000%, 11/26/29	400,000	393,904
8.250%, 05/09/28	205,000	205,656
Argentine Republic Government International Bonds 1.000%, 07/09/29	14,505	5,258
1.125%, 07/09/35 (n)	425,475	136,156
Benin Government International Bond 4.950%, 01/22/35 (144A) (EUR)	620,000	673,774
Bermuda Government International Bond 2.375%, 08/20/30 (144A)	200,000	199,500
Brazil Notas do Tesouro Nacional 10.000%, 01/01/31 (BRL)	11,104,000	1,912,067
Brazilian Government International Bond 3.875%, 06/12/30	2,235,000	2,167,950
Chile Government International Bonds 1.250%, 01/22/51 (EUR)	1,100,000	1,125,652
3.100%, 05/07/41	485,000	474,573
3.250%, 09/21/71	200,000	185,000
Colombia Government International Bonds 3.875%, 04/25/27	1,400,000	1,410,500
5.000%, 06/15/45	800,000	722,000
5.200%, 05/15/49	200,000	183,530
5.625%, 02/26/44	225,000	217,827
Croatia Government International Bond 1.500%, 06/17/31 (EUR)	1,025,000	1,207,519
Dominican Republic International Bond 6.400%, 06/05/49 (144A)	1,110,000	1,165,511
Egypt Government International Bonds 7.300%, 09/30/33 (144A)	200,000	184,008
7.625%, 05/29/32 (144A)	255,000	241,125
8.500%, 01/31/47	200,000	176,992
Finance Department Government of Sharjah 3.625%, 03/10/33 (144A)	550,000	538,926

Sovereign—(Continued)
Hungary Government International Bond 1.625%, 04/28/32 (EUR)	1,320,000	1,566,858
Indonesia Government International Bonds 1.100%, 03/12/33 (EUR)	1,170,000	1,284,467
2.150%, 07/18/24 (EUR)	100,000	119,026
2.625%, 06/14/23 (EUR)	100,000	117,879
Ivory Coast Government International Bond 4.875%, 01/30/32 (EUR)	460,000	503,097
Jordan Government International Bond 5.850%, 07/07/30	430,000	434,356
Mexican Bonos 7.750%, 05/29/31 (MXN)	72,152,300	3,562,034
Mexico Government International Bonds 1.125%, 01/17/30 (EUR)	200,000	220,618
1.450%, 10/25/33 (EUR)	1,330,000	1,404,939
3.771%, 05/24/61	335,000	308,455
4.280%, 08/14/41	340,000	352,325
4.750%, 04/27/32	700,000	791,350
Morocco Government International Bond 2.000%, 09/30/30 (EUR)	640,000	707,706
North Macedonia Government International Bonds 2.750%, 01/18/25 (EUR)	425,000	494,387
3.675%, 06/03/26 (144A) (EUR)	515,000	620,774
Oman Government International Bond 6.750%, 01/17/48 (144A)	895,000	909,410
Panama Government International Bonds 3.870%, 07/23/60	1,170,000	1,170,000
4.300%, 04/29/53	400,000	429,404
Philippine Government International Bonds 1.200%, 04/28/33 (EUR)	1,135,000	1,282,077
1.750%, 04/28/41 (EUR)	300,000	339,149
Romanian Government International Bonds 2.625%, 12/02/40 (144A) (EUR)	635,000	643,235
2.750%, 04/14/41 (EUR)	305,000	309,743
3.375%, 02/08/38 (EUR)	310,000	354,050
4.625%, 04/03/49 (EUR)	738,000	947,256
Russian Federal Bond - OFZ 5.900%, 03/12/31 (RUB)	148,955,000	1,685,745
Saudi Government International Bond 2.000%, 07/09/39 (EUR)	820,000	985,459
Senegal Government International Bonds 4.750%, 03/13/28 (EUR)	245,000	282,748
6.250%, 05/23/33	485,000	498,661
Serbia International Bond 1.650%, 03/03/33 (144A) (EUR)	645,000	682,832

Total Foreign Government (Cost $39,195,151)		36,535,468

Floating Rate Loans (o)—1.6%

Advertising—0.0%
Clear Channel Outdoor Holdings, Inc. Term Loan B, 3.629%, 3M LIBOR + 3.500%, 08/21/26	136,850	135,129
Terrier Media Buyer, Inc. Term Loan, 3.604%, 1M LIBOR + 3.500%, 12/17/26	117,612	117,244

		252,373

See accompanying notes to financial statements.

BHFTII-23

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of December 31, 2021

Floating Rate Loans (o)—(Continued)

Security Description	Principal Amount*	Value

Aerospace/Defense—0.0%
TransDigm, Inc. Term Loan E, 2.354%, 1M LIBOR + 2.250%, 05/30/25	145,396	$143,485

Agriculture—0.0%
Lorca Finco plc Term Loan B2, 4.250%, 6M EURIBOR + 4.250%, 09/17/27 (EUR)	180,000	205,468

Airlines—0.0%
Kestrel Bidco, Inc. Term Loan B, 4.000%, 6M LIBOR + 3.000%, 12/11/26	98,000	95,468
SkyMiles IP, Ltd. Term Loan B, 4.750%, 3M LIBOR + 3.750%, 10/20/27	100,000	105,988
United Airlines, Inc. Term Loan B, 4.500%, 3M LIBOR + 3.750%, 04/21/28	99,250	99,801

		301,257

Apparel—0.0%
Birkenstock GmbH & Co. KG USD Term Loan B, 3.750%, 6M LIBOR + 3.250%, 04/28/28	99,500	99,376

Auto Parts & Equipment—0.0%
Clarios Global L.P. Term Loan B, 3.250%, 1M EURIBOR + 3.250%, 04/30/26 (EUR)	145,013	164,426
Term Loan B, 3.354%, 1M LIBOR + 3.250%, 04/30/26	97,199	96,764

		261,190

Building Materials—0.1%
Cornerstone Building Brands, Inc. Term Loan B, 3.750%, 1M LIBOR + 3.250%, 04/12/28	195,771	195,918
Ingersoll-Rand Services Co. Term Loan B, 1.854%, 1M LIBOR + 1.750%, 03/01/27	799,824	792,388
Quikrete Holdings, Inc. 1st Lien Term Loan, 2.604%, 1M LIBOR + 2.500%, 02/01/27	122,500	121,275

		1,109,581

Chemicals—0.1%
Axalta Coating Systems U.S. Holdings, Inc. Term Loan B3, 1.974%, 3M LIBOR + 1.750%, 06/01/24	793,957	794,391
Diamond (BC) B.V. Term Loan B, 3.500%, 3M LIBOR + 3.000%, 09/29/28	150,000	149,250

		943,641

Commercial Services—0.2%
Allied Universal Holdco LLC USD Incremental Term Loan B, 4.250%, 3M LIBOR + 3.750%, 05/12/28	111,935	111,632
APX Group, Inc. Term Loan B, 4.000%, 1M LIBOR + 3.500%, 07/10/28	99,750	99,708
AVSC Holding Corp. Term Loan B1, 4.250%, 3M LIBOR + 3.250%, 03/03/25	169,052	156,161

Commercial Services—(Continued)
BrightView Landscapes LLC 1st Lien Term Loan B, 2.625%, 1M LIBOR + 2.500%, 08/15/25	210,326	209,625
MPH Acquisition Holdings LLC Term Loan B, 4.750%, 3M LIBOR + 4.250%, 08/17/28	149,625	146,679
Techem Verwaltungsgesellschaft 675 mbH Term Loan B4, 2.375%, 6M EURIBOR + 2.375%, 07/15/25 (EUR)	49,291	55,248
Trans Union LLC Term Loan B5, 1.854%, 1M LIBOR + 1.750%, 11/16/26	714,588	707,506
Verisure Holding AB Term Loan B, 3.250%, 3M EURIBOR + 3.250%, 07/20/26 (EUR)	185,000	209,745
Wex, Inc. Term Loan, 2.354%, 1M LIBOR + 2.250%, 03/31/28	1,022,275	1,018,122
WW International, Inc. Term Loan B, 4.000%, 1M LIBOR + 3.500%, 04/13/28	94,500	93,741

		2,808,167

Computers—0.1%
Peraton Holding Corp. Term Loan B, 4.500%, 1M LIBOR + 3.750%, 02/01/28	109,175	109,419
Science Applications International Corp. Term Loan B, 1.979%, 1M LIBOR + 1.875%, 10/31/25	764,626	765,262
Tempo Acquisition LLC
Extended Term Loan, 3.750%, 1M LIBOR + 3.250%, 11/02/26	176,629	177,098

		1,051,779

Cosmetics/Personal Care—0.0%
Sunshine Luxembourg ViII S.a.r.l Term Loan B3, 4.500%, 3M LIBOR + 3.750%, 10/01/26	202,172	202,615

Distribution/Wholesale—0.1%
American Builders & Contractors Supply Co., Inc. Term Loan, 2.104%, 1M LIBOR + 2.000%, 01/15/27	799,773	795,703

Diversified Financial Services—0.1%
Blackhawk Network Holdings, Inc. 1st Lien Term Loan, 3.104%, 1M LIBOR + 3.000%, 06/15/25	193,485	192,593
Deerfield Dakota Holding LLC Term Loan B, 4.750%, 1M LIBOR + 3.750%, 04/09/27	216,699	217,221
Fleetcor Technologies Operating Co. LLC Term Loan B4, 1.854%, 1M LIBOR + 1.750%, 04/28/28	726,601	719,154

		1,128,968

Electronics—0.0%
II-VI, Inc.
Bridge Term Loan B, 12/01/28 (p)	100,000	100,021

Engineering & Construction—0.0%
Artera Services, LLC Incremental Term Loan, 4.500%, 3M LIBOR + 3.500%, 03/06/25	99,500	96,598

See accompanying notes to financial statements.

BHFTII-24

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of December 31, 2021

Floating Rate Loans (o)—(Continued)

Security Description	Principal Amount*	Value

Engineering & Construction—(Continued)
Brand Energy & Infrastructure Services, Inc. Term Loan, 5.250%, 3M LIBOR + 4.250%, 06/21/24	143,250	$140,513
Brown Group Holding LLC Term Loan B, 3.000%, 3M LIBOR + 2.750%, 06/07/28	174,532	174,422

		411,533

Entertainment—0.0%
Crown Finance U.S., Inc. Incremental Term Loan B1, 9.250%, 3M LIBOR + 8.250%, 05/23/24	3,492	3,745
Term Loan, 3.500%, 6M LIBOR + 2.500%, 02/28/25	80,471	62,376
Delta 2 (LUX) S.a.r.l. Term Loan, 3.500%, 1M LIBOR + 2.500%, 02/01/24	241,686	241,751
Golden Entertainment, Inc. 1st Lien Term Loan, 3.750%, 1M LIBOR + 3.000%, 10/21/24	138,125	138,125

		445,997

Food—0.0%
Froneri International, Ltd. Term Loan, 2.354%, 1M LIBOR + 2.250%, 01/29/27	98,500	97,314
Hostess Brands LLC Term Loan, 3.000%, 1M LIBOR + 2.250%, 08/03/25	104,585	104,396
U.S. Foods, Inc. Term Loan B, 2.104%, 1M LIBOR + 2.000%, 09/13/26	122,188	121,032

		322,742

Food Service—0.0%
Aramark Services, Inc. Term Loan B4, 1.851%, 1M LIBOR + 1.750%, 01/15/27	93,250	92,123

Gas—0.0%
UGI Energy Services, LLC Term Loan B, 3.854%, 1M LIBOR + 3.750%, 08/13/26	146,250	146,798

Healthcare-Products—0.0%
Avantor Funding, Inc. Term Loan B5, 2.750%, 1M LIBOR + 2.250%, 11/08/27	223,315	223,280
Medline Borrower L.P. Term Loan, 3.750%, 1M LIBOR + 3.250%, 10/23/28	220,000	220,069

		443,349

Healthcare-Services—0.1%
ADMI Corp. Term Loan B2, 3.875%, 1M LIBOR + 3.375%, 12/23/27	124,063	123,442
Envision Healthcare Corp. 1st Lien Term Loan, 3.854%, 1M LIBOR + 3.750%, 10/10/25	111,550	90,105
IQVIA, Inc. Term Loan B1, 1.854%, 1M LIBOR + 1.750%, 03/07/24	766,803	765,653
Surgery Center Holdings, Inc. Term Loan, 4.500%, 1M LIBOR + 3.750%, 08/31/26	188,575	188,752

		1,167,952

Insurance—0.1%
Acrisure LLC Term Loan B, 3.724%, 3M LIBOR + 3.500%, 02/15/27	133,640	132,415
Asurion LLC Second Lien Term Loan B4, 5.354%, 1M LIBOR + 5.250%, 01/20/29	100,000	99,750
Term Loan B8, 3.354%, 1M LIBOR + 3.250%, 12/23/26	248,379	246,956
HUB International, Ltd. Term Loan B, 2.875%, 3M LIBOR + 2.750%, 04/25/25	115,800	114,521
Sedgwick Claims Management Services, Inc. Term Loan B, 3.354%, 1M LIBOR + 3.250%, 12/31/25	97,000	96,382
Term Loan B, 3.854%, 1M LIBOR + 3.750%, 09/03/26	131,625	131,671
USI, Inc. Term Loan, 3.224%, 3M LIBOR + 3.000%, 05/16/24	100,538	99,930

		921,625

Internet—0.1%
Go Daddy Operating Co. LLC Term Loan B, 1.854%, 1M LIBOR + 1.750%, 02/15/24	786,229	783,281
Term Loan B4, 2.104%, 1M LIBOR + 2.000%, 08/10/27	113,275	112,504

		895,785

Leisure Time—0.0%
Carnival Corp. Incremental Term Loan B, 4.000%, 6M LIBOR + 3.250%, 10/18/28	125,000	123,906
MajorDrive Holdings LLC Term Loan B, 4.500%, 3M LIBOR + 4.000%, 05/12/28	99,500	99,625

		223,531

Lodging—0.0%
Boyd Gaming Corp. Term Loan B3, 2.354%, 1M LIBOR + 2.250%, 09/15/23	125,646	125,724
Caesars Resort Collection LLC 1st Lien Term Loan B, 2.851%, 1M LIBOR + 2.750%, 12/23/24	106,839	106,425
Term Loan B1, 3.604%, 1M LIBOR + 3.500%, 07/21/25	128,375	128,586

		360,735

Machinery-Construction & Mining—0.0%
Brookfield WEC Holdings, Inc. Term Loan, 3.250%, 1M LIBOR + 2.750%, 08/01/25	97,020	96,525

Machinery-Diversified—0.0%
Gardner Denver, Inc. Term Loan B2, 1.854%, 1M LIBOR + 1.750%, 03/01/27	171,845	170,247
Vertical U.S. Newco, Inc. Term Loan B, 4.000%, 6M LIBOR + 3.500%, 07/30/27	345,647	346,295

		516,542

Media—0.1%
Adevinta ASA Term Loan B, 3.000%, 3M EURIBOR + 3.000%, 06/26/28 (EUR)	100,000	114,317

See accompanying notes to financial statements.

BHFTII-25

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of December 31, 2021

Floating Rate Loans (o)—(Continued)

Security Description	Principal Amount*	Value

Media—(Continued)
CSC Holdings LLC Term Loan B1, 2.360%, 1M LIBOR + 2.250%, 07/17/25	103,409	$101,961
E.W. Scripps Co. (The) Term Loan B3, 3.750%, 1M LIBOR + 3.000%, 01/07/28	83,375	83,464
Gray Television, Inc. Term Loan C, 2.599%, 1M LIBOR + 2.500%, 01/02/26	84,964	84,426
Telenet Financing USD LLC Term Loan AR, 2.110%, 1M LIBOR + 2.000%, 04/30/28	100,000	98,383
UPC Financing Partnership USD Term Loan AX, 3.110%, 1M LIBOR + 3.000%, 01/31/29	200,000	199,600

		682,151

Miscellaneous Manufacturing—0.0%
CTC AcquiCo GmbH Term Loan B1, 2.500%, 3M EURIBOR + 2.500%, 03/07/25 (EUR)	92,993	105,661

Oil & Gas—0.0%
Paragon Offshore Finance Company Term Loan B, 3M LIBOR, 07/18/22 (k) (l) (m)	587	0

Packaging & Containers—0.0%
Flex Acquisition Co., Inc. Term Loan, 4.000%, 3M LIBOR + 3.500%, 03/02/28	83,300	83,256
Proampac PG Borrower LLC Term Loan, 4.500%, 3M LIBOR + 3.750%, 11/03/25	99,250	99,399

		182,655

Pharmaceuticals—0.1%
Bausch Health Companies, Inc. Term Loan B, 3.104%, 1M LIBOR + 3.000%, 06/02/25	106,090	105,751
Change Healthcare Holdings LLC Term Loan B, 3.500%, 1M LIBOR + 2.500%, 03/01/24	113,690	113,704
Elanco Animal Health, Inc. Term Loan B, 1.849%, 3M LIBOR + 1.750%, 08/01/27	794,112	784,847
Endo Luxembourg Finance Co. I S.a.r.l. Term Loan, 5.750%, 3M LIBOR + 5.000%, 03/27/28	163,327	159,448
Gainwell Acquisition Corp. Term Loan B, 4.750%, 3M LIBOR + 4.000%, 10/01/27	99,248	99,651
Horizon Therapeutics USA, Inc. Term Loan B2, 2.250%, 1M LIBOR + 2.000%, 03/15/28	99,250	99,043
Jazz Financing Lux S.a.r.l. Term Loan, 4.000%, 1M LIBOR + 3.500%, 05/05/28	124,375	125,030
Organon & Co. USD Term Loan, 3.500%, 3M LIBOR + 3.000%, 06/02/28	120,521	120,835
Pathway Vet Alliance LLC Term Loan, 3.854%, 1M LIBOR + 3.750%, 03/31/27	245,737	245,250

		1,853,559

Retail—0.2%
1011778 B.C. Unlimited Liability Co. Term Loan B4, 1.854%, 1M LIBOR + 1.750%, 11/19/26	1,381,677	1,367,860
Great Outdoors Group LLC Term Loan B1, 4.500%, 3M LIBOR + 3.750%, 03/06/28	128,702	129,004

Retail—(Continued)
Harbor Freight Tools USA, Inc. Term Loan B, 3.250%, 1M LIBOR + 2.750%, 10/19/27	113,415	113,317
IRB Holding Corp. Incremental Term Loan, 4.250%, 3M LIBOR + 3.250%, 12/15/27	99,000	99,124
KFC Holding Co. Term Loan B, 1.854%, 1M LIBOR + 1.750%, 03/15/28	442,276	442,184
LBM Acquisition LLC Incremental Term Loan B2, 3.879%, 3M LIBOR + 3.750%, 12/17/27	66,500	65,824
Term Loan B, 4.500%, 1M LIBOR + 3.750%, 12/17/27	131,971	131,022
Michaels Companies, Inc. Term Loan B, 5.000%, 3M LIBOR + 4.250%, 04/15/28	99,500	98,704
PetSmart, Inc. Term Loan B, 4.500%, 3M LIBOR + 3.750%, 02/11/28	99,750	100,082
SRS Distribution, Inc. Term Loan B, 4.250%, 3M LIBOR + 3.750%, 06/02/28	109,725	109,691
Staples, Inc. Term Loan, 5.132%, 3M LIBOR + 5.000%, 04/16/26	125,166	121,210
White Cap Buyer LLC Term Loan B, 4.500%, 1M LIBOR + 4.000%, 10/19/27	103,950	104,195

		2,882,217

Software—0.2%
DCert Buyer, Inc. Term Loan B, 4.104%, 1M LIBOR + 4.000%, 10/16/26	207,067	207,141
Dun & Bradstreet Corp. (The) Term Loan, 3.352%, 1M LIBOR + 3.250%, 02/06/26	295,515	294,739
Finastra USA, Inc. 1st Lien Term Loan, 4.500%, 6M LIBOR + 3.500%, 06/13/24	113,568	113,193
Polaris Newco LLC Term Loan B, 4.500%, 3M LIBOR + 4.000%, 06/02/28	104,738	104,849
Realpage, Inc. 1st Lien Term Loan, 3.750%, 1M LIBOR + 3.250%, 04/24/28	99,750	99,575
SS&C Technologies, Inc. Term Loan B3, 1.854%, 1M LIBOR + 1.750%, 04/16/25	260,490	257,813
Term Loan B4, 1.854%, 1M LIBOR + 1.750%, 04/16/25	211,459	209,285
Term Loan B5, 1.854%, 1M LIBOR + 1.750%, 04/16/25	290,519	287,614
Ultimate Software Group, Inc. Term Loan, 3.750%, 3M LIBOR + 3.250%, 05/04/26	183,153	182,467
Zelis Healthcare Corp. Term Loan, 3.599%, 1M LIBOR + 3.500%, 09/30/26	221,512	220,163

		1,976,839

Telecommunications—0.0%
Altice France S.A. Term Loan B12, 3.811%, 3M LIBOR + 3.687%, 01/31/26	96,000	95,328
CenturyLink, Inc. Term Loan B, 2.354%, 1M LIBOR + 2.250%, 03/15/27	98,000	96,951

		192,279

Total Floating Rate Loans (Cost $23,396,839)		23,324,222

See accompanying notes to financial statements.

BHFTII-26

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of December 31, 2021

Municipals—0.6%

Security Description	Principal Amount*	Value
Chicago Board of Education, General Obligation Unlimited, Build America Bonds 6.038%, 12/01/29	85,000	$97,147
6.138%, 12/01/39	325,000	401,358
6.319%, 11/01/29	480,000	570,467
Chicago Transit Authority Sale Tax Receipts Fund 3.912%, 12/01/40	170,000	188,788
Metropolitan Transportation Authority 4.750%, 11/15/45	505,000	605,051
5.175%, 11/15/49	1,390,000	1,902,803
Municipal Electric Authority of Georgia, Build America Bond 6.637%, 04/01/57	193,000	293,832
New York Transportation Development Corp 4.248%, 09/01/35	1,280,000	1,397,425
Philadelphia, Authority for Industrial Development 6.550%, 10/15/28	1,235,000	1,551,945
State Board of Administration Finance Corp. 1.258%, 07/01/25	975,000	970,245
State of California General Obligation Unlimited, Build America Bond 7.300%, 10/01/39	180,000	282,387
State of Illinois 4.950%, 06/01/23	453,091	470,451
5.000%, 01/01/23	70,000	72,678
5.947%, 04/01/22	220,000	222,882

Total Municipals (Cost $8,108,772)		9,027,459

Short-Term Investment—0.9%

Repurchase Agreement—0.9%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/21 at 0.000%, due on 01/03/22 with a maturity value of $12,218,531; collateralized by U.S. Treasury Note at 1.375%, maturing 12/31/28, with a market value of $12,462,969.	12,218,531	12,218,531

Total Short-Term Investments (Cost $12,218,531)		12,218,531

Securities Lending Reinvestments (q)—2.2%

Certificate of Deposit—0.0%
Oversea-Chinese Banking Corp., Ltd. Zero Coupon, 04/14/22	300,000	299,796

Repurchase Agreements—1.9%
Barclays Capital, Inc. Repurchase Agreement dated 12/31/21 at 0.010%, due on 01/03/22 with a maturity value of $3,503,076; collateralized by U.S. Treasury Obligations at 0.000%, maturity dates ranging from 02/15/22 - 11/15/51, and an aggregate market value of $3,573,134.	3,503,073	3,503,073

Repurchase Agreements—(Continued)
Cantor Fitzgerald & Co. Repurchase Agreement dated 12/31/21 at 0.050%, due on 01/03/22 with a maturity value of $2,000,008; collateralized by U.S. Treasury and U.S. Government Agency Obligations with rates ranging from 0.000% - 6.062%, maturity dates ranging from 05/01/24 - 07/20/71, and an aggregate market value of $2,040,000.	2,000,000	2,000,000
Deutsche Bank AG, London Repurchase Agreement dated 12/31/21 at 0.150%, due on 01/03/22 with a maturity value of $500,006; collateralized by Foreign Obligations with rates ranging from 0.375% - 1.875%, maturity dates ranging from 04/14/22 - 11/16/23, and an aggregate market value of $510,008.	500,000	500,000
National Bank Financial, Inc. Repurchase Agreement dated 12/31/21 at 0.070%, due on 01/03/22 with a maturity value of $5,000,029; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 2.875%, maturity dates ranging from 02/03/22 - 11/15/47, and an aggregate market value of $5,102,355.	5,000,000	5,000,000
National Bank of Canada Repurchase Agreement dated 12/31/21 at 0.070%, due on 01/07/22 with a maturity value of $2,800,038; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 5.250%, maturity dates ranging from 01/31/22 - 11/15/51, and an aggregate market value of $2,857,213.	2,800,000	2,800,000
Repurchase Agreement dated 12/31/21 at 0.200%, due on 01/07/22 with a maturity value of $2,700,105; collateralized by various Common Stock with an aggregate market value of $3,000,568.	2,700,000	2,700,000
NBC Global Finance, Ltd. Repurchase Agreement dated 12/31/21 at 0.190%, due on 01/03/22 with a maturity value of $2,000,032; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 5.000%, maturity dates ranging from 04/30/22 - 02/15/49, and various Common Stock with an aggregate market value of $2,221,753.	2,000,000	2,000,000
Repurchase Agreement dated 12/31/21 at 0.235%, due on 01/07/22 with a maturity value of $2,300,105; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 5.000%, maturity dates ranging from 04/30/22 - 02/15/49, and various Common Stock with an aggregate market value of $2,555,016.	2,300,000	2,300,000
Repurchase Agreement dated 12/31/21 at 0.250%, due on 01/07/22 with a maturity value of $600,029; collateralized by U.S. Treasury Obligations with rates ranging from 0.139% - 2.250%, maturity dates ranging from 10/31/22 - 11/15/25, and various Common Stock with an aggregate market value of $666,726.	600,000	600,000
Societe Generale Repurchase Agreement dated 12/31/21 at 0.200%, due on 01/07/22 with a maturity value of $1,829,339; collateralized by various Common Stock with an aggregate market value of $2,032,572.	1,829,268	1,829,268

See accompanying notes to financial statements.

BHFTII-27

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of December 31, 2021

Securities Lending Reinvestments (q)—(Continued)

Security Description	Principal Amount*/ Shares	Value

Repurchase Agreements—(Continued)
TD Prime Services LLC Repurchase Agreement dated 12/31/21 at 0.140%, due on 01/03/22 with a maturity value of $4,500,053; collateralized by various Common Stock with an aggregate market value of $4,974,141.	4,500,000	$4,500,000

		27,732,341

Mutual Funds—0.3%
BlackRock Liquidity Funds FedFund, Institutional Shares 0.030% (r)	4,000,000	4,000,000
STIT-Government & Agency Portfolio, Institutional Class 0.030% (r)	100,000	100,000

		4,100,000

Total Securities Lending Reinvestments (Cost $32,132,211)		32,132,137

Total Purchased Options— 0.0% (s) (Cost $484,238)		34,744

Total Investments— 111.5% (Cost $1,373,897,149)		1,608,370,088
Other assets and liabilities (net)—(11.5)%		(166,324,606)

Net Assets—100.0%		$1,442,045,482

*	Principal and notional amounts stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2021, the market value of securities loaned was $35,888,696 and the collateral received consisted of cash in the amount of $32,132,106 and non-cash collateral with a value of $4,764,187. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third- party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	Variable or floating rate security. The stated rate represents the rate at December 31, 2021. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(d)	Interest only security.
(e)	Principal only security.
(f)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement date.
(g)	All or a portion of the security was pledged as collateral against open futures contracts. As of December 31, 2021, the market value of securities pledged was $2,348,203.
(h)	All or a portion of the security was pledged as collateral against open OTC swap and option contracts. As of December 31, 2021, the market value of securities pledged was $861,712.
(i)	All or a portion of the security was pledged as collateral against open centrally cleared swap contracts. As of December 31, 2021, the market value of securities pledged was $1,000,613.
(j)	Principal amount of security is adjusted for inflation.
(k)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(l)	Security was valued in good faith under procedures approved by the Board of Trustees. As of December 31, 2021, these securities represent less than 0.05% of net assets.
(m)	Non-income producing; security is in default and/or issuer is in bankruptcy.
(n)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.
(o)	Floating rate loans (“Senior Loans”) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will generally have an expected average life of approximately two to four years. Senior Loans typically have rates of interest which are determined periodically by reference to a base lending rate, plus a spread. These base rates are primarily the London Interbank Offered Rate and secondarily, the prime rate offered by one or more major United States banks. Base lending rates may be subject to a floor, or a minimum rate.
(p)	This loan will settle after December 31, 2021, at which time the interest rate will be determined.
(q)	Represents investment of cash collateral received from securities on loan as of December 31, 2021.
(r)	The rate shown represents the annualized seven-day yield as of December 31, 2021.
(s)	For a breakout of open positions, see details shown in the Purchased Options table that follows.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2021, the market value of 144A securities was $160,357,634, which is 11.1% of net assets.

TBA Forward Sale Commitments

Security Description	Interest Rate	Maturity	Face Amount	Cost	Value
Ginnie Mae II 30 Yr. Pool	2.000%	TBA	$(4,585,000)	$(4,634,429)	$(4,626,395)
Ginnie Mae II 30 Yr. Pool	4.000%	TBA	(618,000)	(651,411)	(650,775)
Uniform Mortgage-Backed Securities 15 Yr. Pool	1.500%	TBA	(2,800,000)	(2,809,625)	(2,807,493)
Uniform Mortgage-Backed Securities 30 Yr. Pool	5.000%	TBA	(2,526,000)	(2,758,054)	(2,752,591)

Totals				$(10,853,519)	$(10,837,254)

See accompanying notes to financial statements.

BHFTII-28

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of December 31, 2021

Forward Foreign Currency Exchange Contracts

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
BRL	4,915,000	DBAG	03/16/22	USD	862,962	$(4,073)
EUR	599,334	DBAG	01/31/22	USD	676,108	(6,601)
EUR	14,503,000	DBAG	03/16/22	USD	16,447,490	(88,425)
MXN	47,600,000	BNP	03/16/22	USD	2,228,256	(67,337)
RUB	80,470,000	MSIP	03/16/22	USD	1,068,623	12,514

Net Unrealized Depreciation						$(153,922)

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Appreciation/ (Depreciation)
U.S. Treasury Note 10 Year Futures	03/22/22	251	USD	32,747,656	$(104,537)
U.S. Treasury Note 2 Year Futures	03/31/22	129	USD	28,144,172	(22,119)
U.S. Treasury Note 5 Year Futures	03/31/22	443	USD	53,592,617	121,058

Futures Contracts—Short
Euro-BTP Futures	03/08/22	(59)	EUR	(8,673,590)	116,798
Euro-Bund Futures	03/08/22	(52)	EUR	(8,911,240)	134,928
Euro-Buxl 30 Year Bond Futures	03/08/22	(14)	EUR	(2,894,360)	150,493
U.S. Treasury Long Bond Futures	03/22/22	(52)	USD	(8,342,750)	27,170
U.S. Treasury Note Ultra 10 Year Futures	03/22/22	(296)	USD	(43,345,500)	(530,863)
U.S. Treasury Ultra Long Bond Futures	03/22/22	(118)	USD	(23,260,750)	(295,552)

Net Unrealized Depreciation					$(402,624)

Purchased Options

Interest Rate Swaptions	Strike Rate	Counterparty	Floating Rate Index	Pay/ Receive Floating Rate	Expiration Date	Number of Contracts	Notional Amount		Premiums Paid	Market Value	Unrealized Appreciation/ (Depreciation)
Put - OTC - 10 Year IRS	2.200%	BOA	3M LIBOR	Receive	03/14/22	27,910,000	USD	27,910,000	$484,238	$34,744	$(449,494)

Written Options

Interest Rate Swaptions	Strike Rate	Counterparty	Floating Rate Index	Pay/ Receive Floating Rate	Expiration Date	Number of Contracts	Notional Amount		Premiums Received	Market Value	Unrealized Appreciation/ (Depreciation)
Put - OTC - 5 Year IRS	1.500%	BOA	3M LIBOR	Pay	03/14/22	(27,910,000)	USD	(27,910,000)	$(279,100)	$(139,639)	$139,461

Swap Agreements

Centrally Cleared Credit Default Swaps on Credit Indices—Buy Protection (a)

Reference Obligation	Fixed Deal (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2021(b)	Notional Amount(c)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
CDX.EM.35.V1	(1.000%)	Quarterly	06/20/26	1.791%	USD	4,005,000	$132,638	$109,772	$22,866

See accompanying notes to financial statements.

BHFTII-29

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of December 31, 2021

Centrally Cleared Credit Default Swaps on Credit Indices and Sovereign Issues—Sell Protection (d)

Reference Obligation	Fixed Deal Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2021(b)	Notional Amount(c)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
CDX.NA.HY.37.V1	5.000%	Quarterly	12/20/26	2.931%	USD	3,540,000	$323,567	$308,907	$14,660
Panama Government International Bond 8.875%, 09/30/27	1.000%	Quarterly	06/20/26	0.691%	USD	720,000	9,636	5,232	4,404

Totals							$333,203	$314,139	$19,064

OTC Credit Default Swaps on Credit Indices—Buy Protection (a)

Reference Obligation	Fixed Deal (Pay) Rate	Payment Frequency	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2021(b)	Notional Amount(c)		Market Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
ABX.HE.PEN.AAA.06-2	(0.110%)	Monthly	05/25/46	JPMC	61.947%	USD	84,399	$6,189	$11,032	$(4,843)
PRIMEX.ARM.2 (e)	(4.580%)	Monthly	12/25/37	MSIP	0.000%	USD	138,580	—	(281)	281

Totals								$6,189	$10,751	$(4,562)

OTC Credit Default Swaps on Credit Indices—Sell Protection (d)

Reference Obligation	Fixed Deal Receive Rate	Payment Frequency	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2021(b)	Notional Amount(c)		Market Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
ABX.HE.PEN.AAA.06-2	0.110%	Monthly	05/25/46	BBP	61.947%	USD	84,399	$(6,189)	$(2,165)	$(4,024)
CMBX.NA.BB.8	5.000%	Monthly	10/17/57	CSI	23.581%	USD	531,473	(201,186)	(150,746)	(50,440)
CMBX.NA.BB.8	5.000%	Monthly	10/17/57	GSI	23.581%	USD	218,387	(82,670)	(68,272)	(14,398)
CMBX.NA.BB.8	5.000%	Monthly	10/17/57	MSIP	23.581%	USD	385,560	(145,952)	(109,360)	(36,592)
CMBX.NA.BBB-.6	3.000%	Monthly	05/11/63	GSI	52.628%	USD	304,725	(85,255)	(34,605)	(50,650)
CMBX.NA.BBB-.6	3.000%	Monthly	05/11/63	MSIP	52.628%	USD	84,923	(23,760)	(12,765)	(10,995)
PRIMEX.ARM.2 (e)	4.580%	Monthly	12/25/37	JPMC	0.000%	USD	138,580	—	3,912	(3,912)

Totals								$(545,012)	$(374,001)	$(171,011)

(a)	If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or indices as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
(c)	The maximum potential amount of future undiscounted payments that the Portfolio could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of purchased protection credit default swap contracts entered into by the Portfolio for the same referenced debt obligation.
(d)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(e)	Significant unobservable inputs were used in the valuation of this position; i.e. Level 3.

See accompanying notes to financial statements.

BHFTII-30

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of December 31, 2021

Glossary of Abbreviations

Counterparties

(BBP)—	Barclays Bank plc
(BNP)—	BNP Paribas S.A.
(BOA)—	Bank of America N.A.
(CSI)—	Credit Suisse International
(DBAG)—	Deutsche Bank AG
(GSI)—	Goldman Sachs International
(JPMC)—	JPMorgan Chase Bank N.A.
(MSIP)—	Morgan Stanley & Co. International plc

Currencies

(BRL)—	Brazilian Real
(EUR)—	Euro
(MXN)—	Mexican Peso
(RUB)—	Russian Ruble
(USD)—	United States Dollar

Index Abbreviations

(ABX.HE.PEN.AAA)—	Markit Asset-Backed Home Equity Penultimate AAA Rated Index
(CDX.EM)—	Markit Emerging Market CDS Index
(CDX.NA.HY)—	Markit North America High Yield CDS Index
(CMBX.NA.BB)—	Markit North America BB Rated CMBS Index
(CMBX.NA.BBB-)—	Markit North America BBB- Rated CMBS Index
(EURIBOR)—	Euro InterBank Offered Rate
(H15)—	U.S. Treasury Yield Curve Rate T-Note Constant Maturity Index
(LIBOR)—	London Interbank Offered Rate
(MTA)—	Monthly Treasury Average Index
(PRIMEX.ARM)—	Markit PrimeX Adjustable Rate Mortgage Index
(SOFR)—	Secured Overnight Financing Rate

Other Abbreviations

(ARM)—	Adjustable-Rate Mortgage
(ACES)—	Alternative Credit Enhancement Securities
(ADR)—	American Depositary Receipt
(CDO)—	Collateralized Debt Obligation
(CLO)—	Collateralized Loan Obligation
(CMO)—	Collateralized Mortgage Obligation
(DAC)—	Designated Activity Company
(IRS)—	Interest Rate Swap
(REMIC)—	Real Estate Mortgage Investment Conduit
(STACR)—	Structured Agency Credit Risk

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2021:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$879,998,432	$—	$—	$879,998,432
Total U.S. Treasury & Government Agencies*	—	334,719,042	—	334,719,042
Corporate Bonds & Notes
Advertising	—	161,681	—	161,681
Aerospace/Defense	—	3,427,164	—	3,427,164
Agriculture	—	2,075,396	—	2,075,396
Airlines	—	15,469	—	15,469
Apparel	—	940,444	—	940,444
Auto Manufacturers	—	1,355,721	—	1,355,721
Auto Parts & Equipment	—	84,746	—	84,746
Banks	—	27,689,500	0	27,689,500
Beverages	—	1,581,419	—	1,581,419
Biotechnology	—	1,493,802	—	1,493,802
Building Materials	—	1,735,463	—	1,735,463
Chemicals	—	941,037	—	941,037
Commercial Services	—	5,730,882	—	5,730,882

See accompanying notes to financial statements.

BHFTII-31

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of December 31, 2021

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Computers	$—	$3,929,546	$—	$3,929,546
Diversified Financial Services	—	4,657,808	—	4,657,808
Electric	—	12,451,387	—	12,451,387
Electronics	—	294,368	—	294,368
Energy-Alternate Sources	—	483,336	—	483,336
Engineering & Construction	—	1,393,659	—	1,393,659
Entertainment	—	868,894	—	868,894
Environmental Control	—	1,355,200	—	1,355,200
Food	—	1,834,129	—	1,834,129
Food Service	—	62,025	—	62,025
Forest Products & Paper	—	333,791	—	333,791
Gas	—	456,211	—	456,211
Healthcare-Products	—	4,447,193	—	4,447,193
Healthcare-Services	—	3,532,113	—	3,532,113
Home Builders	—	938,370	—	938,370
Insurance	—	5,072,893	—	5,072,893
Internet	—	2,519,816	—	2,519,816
Iron/Steel	—	1,205,462	—	1,205,462
Lodging	—	298,595	—	298,595
Machinery-Diversified	—	334,744	—	334,744
Media	—	7,489,486	—	7,489,486
Miscellaneous Manufacturing	—	98,976	—	98,976
Office/Business Equipment	—	1,669,626	—	1,669,626
Oil & Gas	—	7,695,216	—	7,695,216
Oil & Gas Services	—	152,785	—	152,785
Packaging & Containers	—	1,263,500	—	1,263,500
Pharmaceuticals	—	5,225,731	—	5,225,731
Pipelines	—	4,275,534	—	4,275,534
Real Estate Investment Trusts	—	3,565,282	—	3,565,282
Retail	—	4,129,164	—	4,129,164
Semiconductors	—	5,358,901	—	5,358,901
Software	—	6,893,221	—	6,893,221
Telecommunications	—	8,740,688	—	8,740,688
Transportation	—	974,599	—	974,599
Trucking & Leasing	—	1,781,901	—	1,781,901
Water	—	165,241	—	165,241
Total Corporate Bonds & Notes	—	153,182,115	0	153,182,115
Total Mortgage-Backed Securities*	—	81,029,727	—	81,029,727
Total Asset-Backed Securities*	—	46,168,211	—	46,168,211
Total Foreign Government*	—	36,535,468	—	36,535,468
Floating Rate Loans
Advertising	—	252,373	—	252,373
Aerospace/Defense	—	143,485	—	143,485
Agriculture	—	205,468	—	205,468
Airlines	—	301,257	—	301,257
Apparel	—	99,376	—	99,376
Auto Parts & Equipment	—	261,190	—	261,190
Building Materials	—	1,109,581	—	1,109,581
Chemicals	—	943,641	—	943,641
Commercial Services	—	2,808,167	—	2,808,167
Computers	—	1,051,779	—	1,051,779
Cosmetics/Personal Care	—	202,615	—	202,615
Distribution/Wholesale	—	795,703	—	795,703
Diversified Financial Services	—	1,128,968	—	1,128,968
Electronics	—	100,021	—	100,021
Engineering & Construction	—	411,533	—	411,533
Entertainment	—	445,997	—	445,997

See accompanying notes to financial statements.

BHFTII-32

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of December 31, 2021

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Food	$—	$322,742	$—	$322,742
Food Service	—	92,123	—	92,123
Gas	—	146,798	—	146,798
Healthcare-Products	—	443,349	—	443,349
Healthcare-Services	—	1,167,952	—	1,167,952
Insurance	—	921,625	—	921,625
Internet	—	895,785	—	895,785
Leisure Time	—	223,531	—	223,531
Lodging	—	360,735	—	360,735
Machinery-Construction & Mining	—	96,525	—	96,525
Machinery-Diversified	—	516,542	—	516,542
Media	—	682,151	—	682,151
Miscellaneous Manufacturing	—	105,661	—	105,661
Oil & Gas	—	—	0	0
Packaging & Containers	—	182,655	—	182,655
Pharmaceuticals	—	1,853,559	—	1,853,559
Retail	—	2,882,217	—	2,882,217
Software	—	1,976,839	—	1,976,839
Telecommunications	—	192,279	—	192,279
Total Floating Rate Loans	—	23,324,222	0	23,324,222
Total Municipals*	—	9,027,459	—	9,027,459
Total Short-Term Investment*	—	12,218,531	—	12,218,531
Securities Lending Reinvestments
Certificate of Deposit	—	299,796	—	299,796
Repurchase Agreements	—	27,732,341	—	27,732,341
Mutual Funds	4,100,000	—	—	4,100,000
Total Securities Lending Reinvestments	4,100,000	28,032,137	—	32,132,137
Total Purchased Options at Value	—	34,744	—	34,744
Total Investments	$884,098,432	$724,271,656	$0	$1,608,370,088

Collateral for Securities Loaned (Liability)	$—	$(32,132,106)	$—	$(32,132,106)
TBA Forward Sales Commitments	$—	$(10,837,254)	$—	$(10,837,254)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$12,514	$—	$12,514
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(166,436)	—	(166,436)
Total Forward Contracts	$—	$(153,922)	$—	$(153,922)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$550,447	$—	$—	$550,447
Futures Contracts (Unrealized Depreciation)	(953,071)	—	—	(953,071)
Total Futures Contracts	$(402,624)	$—	$—	$(402,624)
Total Written Options at Value	$—	$(139,639)	$—	$(139,639)
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Appreciation)	$—	$41,930	$—	$41,930
OTC Swap Contracts
OTC Swap Contracts at Value (Assets)	$—	$6,189	$0	$6,189
OTC Swap Contracts at Value (Liabilities)	—	(545,012)	0	(545,012)
Total OTC Swap Contracts	$—	$(538,823)	$0	$(538,823)

*	See Schedule of Investments for additional detailed categorizations.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended December 31, 2021 is not presented.

See accompanying notes to financial statements.

BHFTII-33

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Statement of Assets and Liabilities

December 31, 2021

Assets
Investments at value (a) (b)	$1,608,370,088
Cash	38,158
Cash denominated in foreign currencies (c)	14,601
OTC swap contracts at market value (d)	6,189
Unrealized appreciation on forward foreign currency exchange contracts	12,514
Receivable for:
Investments sold	412,549
TBA securities sold (e)	53,408,658
Premiums on written options	279,100
Fund shares sold	60,472
Principal paydowns	137,164
Dividends and interest	3,704,674
Interest on OTC swap contracts	1,965
Variation margin on centrally cleared swap contracts	2,332
Prepaid expenses	4,075

Total Assets	1,666,452,539
Liabilities
Written options at value (f)	139,639
TBA Forward sales commitments, at value	10,837,254
OTC swap contracts at market value (g)	545,012
Unrealized depreciation on forward foreign currency exchange contracts	166,436
Collateral for securities loaned	32,132,106
Payables for:
Investments purchased	867,231
TBA securities purchased	177,258,533
Fund shares redeemed	526,957
Variation margin on futures contracts	247,947
Premium on purchased options	484,238
Interest on OTC swap contracts	654
Accrued Expenses:
Management fees	510,550
Distribution and service fees	18,045
Deferred trustees’ fees	179,915
Other expenses	492,540

Total Liabilities	224,407,057

Net Assets	$1,442,045,482

Net Assets Consist of:
Paid in surplus	$1,030,488,639
Distributable earnings (Accumulated losses)	411,556,843

Net Assets	$1,442,045,482

Net Assets
Class A	$1,344,456,001
Class B	67,403,962
Class E	30,185,519
Capital Shares Outstanding*
Class A	59,560,293
Class B	3,013,087
Class E	1,341,767
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$22.57
Class B	22.37
Class E	22.50

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,373,897,149.
(b)	Includes securities loaned at value of $35,888,696.
(c)	Identified cost of cash denominated in foreign currencies was $14,584.
(d)	Net premium paid on OTC swap contracts was $14,663.
(e)	Included within TBA securities sold is $10,853,519 related to TBA forward sale commitments.
(f)	Premiums received on written options were $279,100.
(g)	Net premium received on OTC swap contracts was $377,913.

Statement of Operations

Year Ended December 31, 2021

Investment Income
Dividends (a)	$10,131,255
Interest	13,794,855
Securities lending income	74,485

Total investment income	24,000,595
Expenses
Management fees	6,423,616
Administration fees	67,264
Custodian and accounting fees	434,208
Distribution and service fees—Class B	170,290
Distribution and service fees—Class E	45,917
Audit and tax services	102,124
Legal	39,973
Trustees’ fees and expenses	51,036
Shareholder reporting	89,589
Insurance	9,802
Miscellaneous	17,380

Total expenses	7,451,199
Less management fee waiver	(452,641)
Less broker commission recapture	(6,020)

Net expenses	6,992,538

Net Investment Income	17,008,057

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on :
Investments	164,328,088
Purchased options	209,804
Futures contracts	685,163
Written options	359,803
Swap contracts	(39,804)
Foreign currency transactions	(35,453)
Forward foreign currency transactions	1,597,558

Net realized gain (loss)	167,105,159

Net change in unrealized appreciation (depreciation) on:
Investments	2,705,464
Purchased options	(453,783)
Futures contracts	(696,823)
Written options	114,196
Swap contracts	(148,824)
Foreign currency transactions	6,192
Forward foreign currency transactions	(55,735)

Net change in unrealized appreciation (depreciation)	1,470,687

Net realized and unrealized gain (loss)	168,575,846

Net Increase (Decrease) in Net Assets From Operations	$185,583,903

(a)	Net of foreign withholding taxes of $62,276.

See accompanying notes to financial statements.

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Statements of Changes in Net Assets

	Year Ended December 31, 2021	Year Ended December 31, 2020
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$17,008,057	$19,471,374
Net realized gain (loss)	167,105,159	124,420,162
Net change in unrealized appreciation (depreciation)	1,470,687	65,221,551

Increase (decrease) in net assets from operations	185,583,903	209,113,087

From Distributions to Shareholders
Class A	(137,177,586)	(76,140,033)
Class B	(7,007,468)	(3,862,617)
Class E	(3,169,014)	(1,804,118)

Total distributions	(147,354,068)	(81,806,768)

Increase (decrease) in net assets from capital share transactions	25,952,317	(21,675,496)

Total increase (decrease) in net assets	64,182,152	105,630,823

Net Assets
Beginning of period	1,377,863,330	1,272,232,507

End of period	$1,442,045,482	$1,377,863,330

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2021		Year Ended December 31, 2020
	Shares	Value	Shares	Value
Class A
Sales	1,084,990	$24,614,036	941,896	$18,575,746
Reinvestments	6,489,006	137,177,586	4,054,315	76,140,033
Redemptions	(5,974,200)	(133,543,967)	(5,639,457)	(111,982,256)

Net increase (decrease)	1,599,796	$28,247,655	(643,246)	$(17,266,477)

Class B
Sales	184,986	$4,135,002	303,555	$6,051,057
Reinvestments	334,007	7,007,468	207,111	3,862,617
Redemptions	(578,593)	(12,827,487)	(639,776)	(12,558,288)

Net increase (decrease)	(59,600)	$(1,685,017)	(129,110)	$(2,644,614)

Class E
Sales	20,590	$459,707	23,575	$468,919
Reinvestments	150,333	3,169,014	96,271	1,804,118
Redemptions	(190,913)	(4,239,042)	(204,353)	(4,037,442)

Net increase (decrease)	(19,990)	$(610,321)	(84,507)	$(1,764,405)

Increase (decrease) derived from capital shares transactions		$25,952,317		$(21,675,496)

See accompanying notes to financial statements.

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Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$22.09	$20.12	$17.82	$20.38	$18.49

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.27	0.31	0.36	0.37	0.35
Net realized and unrealized gain (loss)	2.66	3.02	3.58	(1.02)	2.40

Total income (loss) from investment operations	2.93	3.33	3.94	(0.65)	2.75

Less Distributions
Distributions from net investment income	(0.43)	(0.46)	(0.44)	(0.36)	(0.38)
Distributions from net realized capital gains	(2.02)	(0.90)	(1.20)	(1.55)	(0.48)

Total distributions	(2.45)	(1.36)	(1.64)	(1.91)	(0.86)

Net Asset Value, End of Period	$22.57	$22.09	$20.12	$17.82	$20.38

Total Return (%) (b)	14.02	17.72	22.99	(3.76)	15.14

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.51	0.53	0.53	0.53	0.54
Net ratio of expenses to average net assets (%) (c)(d)	0.48	0.50	0.50	0.50	0.51
Ratio of net investment income (loss) to average net assets (%)	1.21	1.57	1.88	1.89	1.78
Portfolio turnover rate (%)	250 (e)	298 (e)	322 (e)	341 (e)	342 (e)
Net assets, end of period (in millions)	$1,344.5	$1,280.5	$1,179.3	$1,050.5	$1,195.7

	Class B
	Year Ended December 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$21.92	$19.97	$17.69	$20.24	$18.37

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.21	0.26	0.31	0.32	0.30
Net realized and unrealized gain (loss)	2.64	3.00	3.56	(1.01)	2.38

Total income (loss) from investment operations	2.85	3.26	3.87	(0.69)	2.68

Less Distributions
Distributions from net investment income	(0.38)	(0.41)	(0.39)	(0.31)	(0.33)
Distributions from net realized capital gains	(2.02)	(0.90)	(1.20)	(1.55)	(0.48)

Total distributions	(2.40)	(1.31)	(1.59)	(1.86)	(0.81)

Net Asset Value, End of Period	$22.37	$21.92	$19.97	$17.69	$20.24

Total Return (%) (b)	13.73	17.45	22.72	(4.01)	14.85

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.76	0.78	0.78	0.78	0.79
Net ratio of expenses to average net assets (%) (c)(d)	0.73	0.75	0.75	0.75	0.76
Ratio of net investment income (loss) to average net assets (%)	0.96	1.32	1.63	1.64	1.53
Portfolio turnover rate (%)	250 (e)	298 (e)	322 (e)	341 (e)	342 (e)
Net assets, end of period (in millions)	$67.4	$67.3	$63.9	$57.2	$68.8

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

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Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$22.03	$20.07	$17.77	$20.33	$18.44

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.24	0.28	0.33	0.34	0.32
Net realized and unrealized gain (loss)	2.65	3.01	3.58	(1.02)	2.40

Total income (loss) from investment operations	2.89	3.29	3.91	(0.68)	2.72

Less Distributions
Distributions from net investment income	(0.40)	(0.43)	(0.41)	(0.33)	(0.35)
Distributions from net realized capital gains	(2.02)	(0.90)	(1.20)	(1.55)	(0.48)

Total distributions	(2.42)	(1.33)	(1.61)	(1.88)	(0.83)

Net Asset Value, End of Period	$22.50	$22.03	$20.07	$17.77	$20.33

Total Return (%) (b)	13.86	17.53	22.85	(3.88)	14.95

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.66	0.68	0.68	0.68	0.69
Net ratio of expenses to average net assets (%) (c)(d)	0.63	0.65	0.65	0.65	0.66
Ratio of net investment income (loss) to average net assets (%)	1.06	1.42	1.73	1.74	1.63
Portfolio turnover rate (%)	250 (e)	298 (e)	322 (e)	341 (e)	342 (e)
Net assets, end of period (in millions)	$30.2	$30.0	$29.0	$27.5	$32.6

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(d)	The effect of the voluntary portion of the waivers on the net ratio of expenses to average net assets was 0.03% for each of the years ended December 31, 2021 through 2017. (see Note 6 of the Notes to Financial Statements).
(e)	Includes mortgage dollar roll and TBA transactions; excluding these transactions the portfolio turnover rates would have been 62%, 77%, 60%, 62% and 74% for the years ended December 31, 2021, 2020, 2019, 2018, and 2017, respectively.

See accompanying notes to financial statements.

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Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Notes to Financial Statements—December 31, 2021

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Brighthouse/Wellington Balanced Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered and offers three classes of shares: Class A, B and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2021 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage- and asset-backed securities are generally valued based upon evaluated or composite bid quotations obtained from pricing services selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or

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Notes to Financial Statements—December 31, 2021—(Continued)

pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Foreign currency forward contracts are valued through an independent pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”), currencies, and futures contracts that are traded OTC are generally valued based upon interdealer bid and ask prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including, but not limited to, the overnight index swap rate, London Interbank Offered Rate (“LIBOR”) forward rate or other interest rates, yield curves or credit spreads to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

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Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

In December 2020, the Securities and Exchange Commission adopted Rule 2a-5, Good Faith Determinations of Fair Value, under the 1940 Act, which is intended to address valuation practices and the role of the board of directors with respect to the fair value of the investments of a registered investment company. Among other things, Rule 2a-5 will permit the Portfolio’s Board to designate the Portfolio’s primary investment adviser to perform the Portfolio’s fair value determinations, which will be subject to the Board’s oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the investment adviser’s fair value determinations. Compliance with Rule 2a-5 will not be required until September 2022. The Adviser continues to review Rule 2a-5 and its impact on the Adviser’s and the Portfolio’s valuation policies and related practices.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2021, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

High-Yield Debt Securities - The Portfolio may invest in high-yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high-yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high-yield debt securities are generally less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio’s subadviser may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

Floating Rate Loans - The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower. The purchase of assignments will typically result in the Portfolio having a direct contractual relationship with the borrower, and the Portfolio may enforce compliance by the borrower with the terms of the loan agreement. The Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation or assignment.

The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments, it acquires direct rights against the borrower of the loan. These loans may include

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Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing.

The Portfolio will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Unfunded Loan Commitments - The Portfolio may enter into certain credit agreements, all or a portion of which may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are disclosed in the Schedule of Investments. As of December 31, 2021, the Portfolio did not have any unfunded loan commitments.

Inflation-Indexed Bonds - The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value that is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities (“TIPS”). For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Collateralized Obligations - The Portfolio may invest in collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), other collateralized debt obligations (“CDOs”), and other similarly structured securities. CDOs, CBOs and CLOs are types of asset-backed securities. A CBO is a trust that is backed by a diversified pool of high risk, below investment grade fixed-income securities. The collateral can be from many types of fixed-income securities such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities and emerging market debt. A CLO is a trust typically collateralized by a pool of loans that may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties.

For CDOs, CBOs and CLOs, the cash flow from the trust is split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is typically the “equity” or “first loss” tranche, which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Senior tranches are paid from the cash flows from the underlying assets before the junior tranches and equity tranches. Losses are first borne by the equity tranches, next by the junior tranches, and finally by the senior tranches. The risks of an investment in a CBO, CLO or other CDO depend largely on the quality and type of the collateral securities and the class of the instrument in which a Portfolio invests. If some debt instruments go into default and the cash collected by the CBO, CLO or CDO is insufficient to pay all of its investors, those in the lowest, most junior tranches suffer losses first. Since they are partially protected from defaults, senior tranches typically have higher ratings and lower potential yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, more senior tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO, CLO or other CDO securities as a class.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and

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related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

Mortgage Dollar Rolls - The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells to-be-announced (“TBA”) mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. For the duration of the transaction, or roll period, the Portfolio foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.

Mortgage dollar roll transactions involve the risk that the market value of the securities that the Portfolio is required to repurchase or reacquire may be less than the agreed-upon repurchase price of those securities and that the investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation, and gain or loss that would have been realized on the securities transferred or sold, as applicable, as part of the treasury or mortgage dollar roll.

TBA Purchase and Forward Sale Commitments - The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to the settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. TBA forward sale commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions will occur beyond the customary settlement period. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s Custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2021, the Portfolio had direct investments in repurchase agreements with a gross value of $12,218,531. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $27,732,341. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2021.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day.

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If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2021 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2021 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2021.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.

	Remaining Contractual Maturity of the Agreements As of December 31, 2021
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Common Stocks	$(20,601,757)	$—	$—	$—	$(20,601,757)
Corporate Bonds & Notes	(2,195,739)	—	—	—	(2,195,739)
U.S. Treasury & Government Agencies	(9,334,610)	—	—	—	(9,334,610)
Total Borrowings	$(32,132,106)	$—	$—	$—	$(32,132,106)
Gross amount of recognized liabilities for securities lending transactions					$(32,132,106)

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with Capital Institutional Services, Inc. (“CAPIS”). Under this arrangement, the Portfolio directs certain trades to CAPIS in return for a recapture credit. CAPIS issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio may also experience losses even when such contracts are used for hedging purposes. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The

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Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Options Contracts - An option contract purchased by the Portfolio gives the Portfolio the right, but not the obligation, to buy (call) or sell (put) an underlying instrument at a fixed exercise price during a specified period. Call options written by the Portfolio give the holder the right to buy the underlying instrument from the Portfolio at a fixed exercise price; put options written by the Portfolio give the holder the right to sell the underlying instrument to the Portfolio at a fixed exercise price.

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain investment exposure to a target asset class or to enhance return. Writing puts or buying calls tend to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options used to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond perfectly to the change in value of the hedged instruments. The Portfolio also bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Portfolio may not be able to enter into a closing transaction due to an illiquid market. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of purchased options is typically the premium initially paid for the option plus any unrealized gains.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option is worthless when it expires and the premium paid for the option is considered a realized loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying instrument increases and the option is exercised, requiring the Portfolio to sell the underlying instrument at a price below its market value. When the Portfolio writes a call option on a security it does not own, its exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying instrument decreases and the option is exercised, requiring the Portfolio to purchase the underlying instrument at a price above its market value. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market for the option.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the premium initially paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying instrument and the proceeds from such sale will be decreased by the premium originally paid for the put option. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid for the call option.

The premium received by the Portfolio for a written option is recorded as an asset and an equivalent liability. The liability is subsequently marked-to-market to reflect the current value of the option written. When a written option expires without being exercised or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying instrument and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss, as adjusted for the premium received, from the sale of the underlying instrument. When a written put option is exercised, the premium received by the Portfolio is offset against the amount paid for the purchase of the underlying instrument.

An Option on Exchange-Traded Futures Contract (“Futures Option”) is an option contract in which the underlying instrument is a single futures contract.

Swaptions are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swaptions is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement at any time before the expiration of the option.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately

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negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is reflected on the Statement of Assets and Liabilities.

Centrally Cleared Swaps: Clearinghouses currently offer clearing derivative transactions which include interest rate and credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Credit Default Swaps: The Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. The Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers, or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed. Credit default swaps involve one party making a stream of payments (referred to as the buyer of protection) to another party (referred to as the seller of protection) in exchange for the right to receive a specified return if a credit event occurs for the referenced entity, obligation or index. A credit event is defined under the terms of each swap agreement and may include, but is not limited to, underlying entity default, bankruptcy, write-down, principal shortfall or interest shortfall. As the seller of protection, if an underlying credit event occurs, the Portfolio will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation (or underlying securities comprising the referenced index), or pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). In return, the Portfolio would receive from the counterparty an upfront or periodic stream of payments throughout the life of the credit default swap agreement provided that no credit event has occurred. As the seller of protection, the Portfolio will effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the credit default swap.

The Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio. This would involve the risk that the investment may be worthless when it expires and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk, whereby the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default. As the buyer of protection, if an underlying credit event occurs, the Portfolio will either receive from the seller of

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protection an amount equal to the notional amount of the swap and deliver the referenced obligation (or underlying securities comprising the referenced index), or receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). If no credit event occurs and the Portfolio is a buyer of protection, the Portfolio will typically recover nothing under the credit default swap agreement, but it will have had to pay the required upfront payment or stream of continuing payments under the credit default swap agreement. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted obligation.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. An index credit default swap references all the names in the index, and if there is a credit event involving an entity in the index, the credit event is settled based on that entity’s weight in the index. A Portfolio may use credit default swaps on credit indices as a hedge for credit default swaps or bonds held in the portfolio, which is less expensive than it would be to buy many individual credit default swaps to achieve similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and may be used to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on a credit index or corporate or sovereign issuer, serve as some indication of the status of the payment/performance risk and the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity or index also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Wider credit spreads generally represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the particular swap agreement. When no implied credit spread is available for a credit default swap, the current unrealized appreciation/depreciation on the position may be used as an indicator of the current status of the payment/performance risk.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2021, for which the Portfolio is the seller of protection, are disclosed in the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates or to protect against currency fluctuations, to adjust its interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels; and (4) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

Total Return Swaps: The Portfolio may enter into total return swap agreements to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specific period, in return for periodic payments based on a fixed or floating rate or the total return from other underlying assets. When the Portfolio pays interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may be required to pay the change in value to the counterparty in addition to the interest payment; conversely, when the Portfolio receives interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may receive the change in value in addition to the interest payment. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the

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offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty. Total return swaps can also be structured without an interest payment, so that one party pays the other party if the value of the underlying asset increases and receives payment from the other party if the value of the underlying asset decreases.

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2021 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Investments at market value (a)	$34,744	Unrealized depreciation on futures contracts (b) (c)	$953,071
	Unrealized appreciation on futures contracts (b) (c)	550,447	Written options at value	139,639
Credit	OTC swap contracts at market value (d)	6,189	OTC swap contracts at market value (d)	545,012
	Unrealized appreciation on centrally cleared swap contracts (b) (e)	41,930
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	12,514	Unrealized depreciation on forward foreign currency exchange contracts	166,436

Total		$645,824		$1,804,158

(a)	Represents purchased options which are part of investments at value as shown in the Statement of Assets and Liabilities.
(b)	Financial instrument not subject to a master netting agreement.
(c)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.
(d)	Excludes OTC swap interest receivable of $1,965 and OTC swap interest payable of $654.
(e)	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Schedule of Investments. Only the variation margin is reported within the Statement of Assets and Liabilities.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) (see Note 4), or similar agreement, and net of the related collateral received by the Portfolio as of December 31, 2021.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Bank of America N.A.	$34,744	$(34,744)	$—	$—
JPMorgan Chase Bank N.A.	6,189	—	—	6,189
Morgan Stanley & Co. International plc	12,514	(12,514)	—	—

	$53,447	$(47,258)	$—	$6,189

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of December 31, 2021.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Bank of America N.A.	$139,639	$(34,744)	$(104,895)	$—
Barclays Bank plc	6,189	—	—	6,189
BNP Paribas S.A.	67,337	—	—	67,337
Credit Suisse International	201,186	—	(201,186)	—
Deutsche Bank AG	99,099	—	—	99,099
Goldman Sachs International	167,925	—	(133,577)	34,348
Morgan Stanley & Co. International plc	169,712	(12,514)	(157,198)	—

	$851,087	$(47,258)	$(596,856)	$206,973

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

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Notes to Financial Statements—December 31, 2021—(Continued)

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2021:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Credit	Equity	Foreign Exchange	Total
Purchased options . . . . . . . . . . . . . .	$209,804	$—	$—	$—	$209,804
Forward foreign currency transactions . . . . .	—	—	—	1,597,558	1,597,558
Swap contracts . . . . . . . . . . . . . . . .	(66,751)	26,947	—	—	(39,804)
Futures contracts . . . . . . . . . . . . . . .	620,468	—	64,695	—	685,163
Written options . . . . . . . . . . . . . . . .	11,199	348,604	—	—	359,803

	$774,720	$375,551	$64,695	$1,597,558	$2,812,524

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Credit	Equity	Foreign Exchange	Total
Purchased options . . . . . . . . . . . . . .	$(453,783)	$—	$—	$—	$(453,783)
Forward foreign currency transactions . . . . .	—	—	—	(55,735)	(55,735)
Swap contracts . . . . . . . . . . . . . . . .	(9,517)	(139,307)	—	—	(148,824)
Futures contracts . . . . . . . . . . . . . . .	(660,441)	—	(36,382)	—	(696,823)
Written options . . . . . . . . . . . . . . . .	139,461	(25,265)	—	—	114,196

	$(984,280)	$(164,572)	$(36,382)	$(55,735)	$(1,240,969)

For the year ended December 31, 2021, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Purchased options . . . . . . . . . . . . . . . .	$25,620,083
Forward foreign currency transactions . .	21,722,292
Futures contracts long . . . . . . . . . . . . .	48,040,711
Futures contracts short . . . . . . . . . . . . .	(102,034,385)
Swap contracts . . . . . . . . . . . . . . . . . .	19,494,716
Written options . . . . . . . . . . . . . . . . .	(188,931,800)

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 outbreak. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

BHFTII-48

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Master Securities Forward Transaction Agreements (“MSFTA”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as TBA securities and delayed-delivery or secured borrowings transactions by and between the Portfolio and select counterparties. The MSFTA maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission, or the applicable regulator. In a cleared derivative transaction, the Portfolio’s counterparty is a clearinghouse rather than a bank or broker. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro-rata basis across all the clearing broker’s customers, potentially resulting in losses to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities, whether direct or indirect, involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can

BHFTII-49

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation, unexpected market closures or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. In 2017, the UK Financial Conduct Authority (FCA) announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Various financial industry groups have been planning for the transition away from LIBOR and markets are developing in response to these new rates, but there are concerns around liquidity of the new rates and obstacles to converting certain securities and transactions to new rates. Neither the effect of the transition process nor its ultimate success can yet be known. The transition process might, among other things, lead to increased volatility and illiquidity in markets for instruments whose terms include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of related transactions such as hedges, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Portfolio and may adversely affect the Portfolio’s performance or net asset value.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, including mortgage dollar roll and TBA transactions but excluding short-term securities, for the year ended December 31, 2021 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$3,112,165,807	$720,573,170	$3,059,961,088	$828,634,042

Purchases and sales of mortgage dollar rolls and TBA transactions for the year ended December 31, 2021 were as follows:

Purchases	Sales
$2,972,312,699	$2,951,955,305

The Portfolio engaged in security transactions with other accounts managed by Wellington Management Company LLP, the subadviser to the Portfolio, that amounted to $1,566,186 in purchases of investments which are included above.

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2021	% per annum	Average Daily Net Assets
$6,423,616	0.500%	Of the first $500 million
	0.450%	Of the next $500 million
	0.400%	On amounts in excess of $1 billion

BHFTII-50

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Wellington Management Company LLP (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 30, 2021 to April 30, 2022, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.020%	On the first $500 million

Any reductions in total advisory fees paid by the Portfolio due to these waivers may be reduced or eliminated by changes in the advisory fee structure at higher asset levels. Brighthouse Investment Advisers will receive advisory fees equal to 0.480% of the Portfolio’s average daily net assets for amounts over $500 million but less than $750 million (0.030% over the contractual advisory fee rate) and 0.460% for amounts over $750 million but less than $1 billion (0.010% over the contractual advisory fee rate). As a result, the dollar amount of the waiver will be reduced as assets grow beyond $500 million up to $1 billion, but the advisory fee net of waivers will never exceed the contractual dollar amount that would otherwise be payable under the advisory fee. An identical agreement was in place for the period April 30, 2020 to April 30, 2021. There were no fees waived during the year ended December 31, 2021.

The Subadviser has voluntarily agreed to waive a portion of its subadvisory fees payable by the Adviser to the Subadviser for managing the Portfolio. In addition to the above advisory fee agreement, the Adviser has agreed to reduce its advisory fee reflecting a portion of the amount waived by the Subadviser for managing the Portfolio pursuant to the voluntary subadvisory fee waiver. $452,641 was waived in the aggregate for the year ended December 31, 2021 and is reflected in the total amount shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2021 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

BHFTII-51

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2021 was as follows:

Cost basis of investments	$1,368,043,964

Gross unrealized appreciation	256,983,939
Gross unrealized (depreciation)	(27,489,249)

Net unrealized appreciation (depreciation)	$229,494,690

The tax character of distributions paid for the years ended December 31, 2021 and 2020 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2021	2020	2021	2020	2021	2020
$54,565,035	$42,588,010	$92,789,033	$39,218,758	$147,354,068	$81,806,768

As of December 31, 2021, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$ 62,402,334	$119,848,426	$229,486,053	$—	$411,736,813

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2021, the Portfolio had no accumulated capital losses.

9. Recent Accounting Pronouncement

In January 2021, the FASB issued Accounting Standards Update No. 2021-01 (“ASU 2021-01”), “Reference Rate Reform (Topic 848)”. ASU 2021-01 is an update of ASU 2020-04, which is in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, as regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The ASU 2021-01 update clarifies that certain optional expedients and exceptions in Topic 848 for contract modifications and hedge accounting apply to derivatives that are affected by the discounting transition. The amendments in this update are effective through December 31, 2022, for all entities. The expedients and exceptions provided by the amendments do not apply to contract modifications and hedging relationships entered into or evaluated after December 31, 2022, except for hedging transactions as of December 31, 2022, that an entity has elected certain optional expedients for and that are retained through the end of the hedging relationship. Management is currently evaluating the impact of the optional guidance on the Portfolio’s financial statements and disclosures.

BHFTII-52

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust II and Shareholders of the Brighthouse/Wellington Balanced Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Brighthouse/Wellington Balanced Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust II), as of December 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Brighthouse/Wellington Balanced Portfolio as of December 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian, brokers, and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2022

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTII-53

Brighthouse Funds Trust II

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, 125 High Street, Suite 732, Boston, Massachusetts 02110. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present); until 2016, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	74	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	74	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield and Merel, Ltd.	74	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	74	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Mid-Con Energy Partners, LP (energy);** Trustee, SharesPost 100 Fund (closed-end fund).** Until 2020, Director, Gainsco, Inc. (auto insurance).**

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	74	Trustee, HSBC Funds.**

BHFTII-54

Brighthouse Funds Trust II

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor).	74	Director and Chairman of the Board of Directors, First Eagle Alternative Capital BDC, Inc.;** Director, First Eagle Credit Opportunities Fund;** Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	Private Investor; Until 2020, President, True North Board Governance, LLC (consulting).	74	Until 2020, Lead Independent Trustee, BMT Investment Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2021-present); formerly Senior Vice President, Brighthouse Investment Advisers, LLC (2017-2021).

Dina Lee (1970)	Secretary, of Trust I and Trust II	From December 2021 (Trust I and Trust II) to present	Executive Vice President, Chief Legal Officer, Brighthouse Investment Advisers, LLC (2021-present); formerly, Associate General Counsel, Neuberger Berman Investment Advisers LLC (2017-2021).

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2013-present); Head of Funds Compliance, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017).

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., an affiliate of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 29 BHF II Portfolios

BHFTII-55

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 30-December 1, 2021 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2022 through December 31, 2022.

The Board met with personnel of the Adviser on October 20-21, 2021 (the “October Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the October Meeting and the November Meeting are referred to collectively as, the “Meetings”). The Independent Trustees were advised by independent legal counsel throughout year, including during the contract renewal process, and met with independent legal counsel in executive sessions outside of the presence of management.

In considering the continuation of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of assisting the Board in the renewal process, along with various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled Board meetings. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process. The Board also reviewed information with respect to the effect of the ongoing COVID-19 pandemic on the operations of the Adviser and Sub-Advisers, and considered the Adviser’s assessments of the Sub-Advisers’ services and operations during the pandemic.

In considering the continuation of the Agreements, the Board also reviewed, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the October Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of the Sub-Advisory Agreements.

In approving the continuation of each Agreement, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs

BHFTII-56

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

and personnel, trading practices, compliance programs and personnel, risk management, and liquidity risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct regular and periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Board regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered, based on the information provided, each Sub-Adviser’s current level of staffing, business continuity plan and information security program, including in light of the ongoing COVID-19 pandemic and the work-from-home environment. The Board also considered the Sub-Adviser’s compensation program for its personnel and its overall resources. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background, and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, actions taken in response to regulatory developments, including SEC rulemaking, and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser had been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). The Board considered that Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver

BHFTII-57

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *  *  *

Brighthouse/Wellington Balanced Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Wellington Management Company LLP regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and the average of its Morningstar Category for the one-, three-, and five-year periods ended June 30, 2021. The Board further considered that the Portfolio outperformed its blended benchmark, the S&P 500 Index (60%) & Bloomberg U.S. Aggregate Bond Index (40%), for the one-, three-, and five-year periods ended October 31, 2021. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.

The Board also considered that the Portfolio’s actual management fee and total expenses (exclusive of 12b-l fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the average of the Sub-advised Universe and above the average of the Sub-advised Expense Group, each at the Portfolio’s current size.

BHFTII-58

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Managed By Wellington Management Company LLP

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2021, the Class A, B, and E shares of the Brighthouse/Wellington Core Equity Opportunities Portfolio returned 24.43%, 24.11%, and 24.23%, respectively. The Portfolio’s benchmark, the Russell 1000 Index¹, returned 26.45%.

MARKET ENVIRONMENT / CONDITIONS

U.S. equities, as measured by the S&P 500 Index, advanced over the 12-month period ending December 31, 2021, amid the accelerating global rollout of COVID-19 vaccines, the favorable outlook for global economic growth, fiscal and monetary stimulus, and strong corporate earnings. However, markets contended with volatile COVID-19 trends, fluctuating economic growth projections, and the imminent prospect of reduced quantitative easing and policy tightening. Inflation surged amidst severe supply and labor shortages, rising energy prices, and heightened demand for goods and services. Fears that inflation could persist for longer than expected prompted the U.S. Federal Reserve (the “Fed”) to announce an accelerated tapering of asset purchases. The Fed also projected three interest rate hikes in 2022, up from its September forecast of one hike. President Joe Biden signed into law a roughly $1 trillion infrastructure bill, but the fate of the Democrats’ $1.75 trillion spending and climate change plan is uncertain after Democratic Senator Joe Manchin withheld support due to concerns that it will exacerbate soaring inflation. The rapid spread of the Omicron variant prompted a flurry of new restrictions and event cancellations to end the calendar year.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio underperformed its benchmark, the Russell 1000 Index, for the 12 month period ended December 31, 2021. Sector allocation, a result of the bottom-up stock selection process, drove relative underperformance due to an overweight allocation to Industrials and Consumer Staples and an underweight allocation to Information Technology (“IT”). This was partially offset by an underweight exposure to Communication Services and Financials, along with a lack of exposure to Utilities. Stock selection was additive to relative performance. Strong selection in Consumer Staples, Consumer Discretionary, and Information Technology was only partially offset by weaker selection in Health Care, Communication Services, and Materials.

The Portfolio’s lack of exposure to benchmark constituents Alphabet (Communication Services) and NVIDIA (IT), along with overweight positions to Medtronic (Health Care) and Honeywell (Industrials), were among the top relative detractors during the period. Shares of Medtronic, a developer of therapeutic and diagnostic medical products, fell during the period. In the fourth quarter, the headquarters of Medtronic’s Diabetes business received a warning letter from the U.S. Food and Drug Administration, which prompted the company to revise guidance downward for the Diabetes segment. The letter cites inadequacy of risk procedures and controls upon further inspection into the recall of the MiniMed 600 series insulin infusion pump as well as a remote controller device for pumps earlier this year. Honeywell, a diversified technology and manufacturing company, faced headwinds from supply chain issues and rising inflation. Concerns about the new COVID-19 variant Omicron weighed on the company’s exposure to aerospace, with airlines being one of the worst-hit sectors during the pandemic. At the end of the period, the Portfolio held positions in Medtronic and Honeywell.

The Portfolio’s lack of exposure to benchmark constituent Amazon (Consumer Discretionary) and overweight positions in Accenture (IT) and Public Storage (Real Estate) were among the top relative contributors during the period. Shares of Accenture rose during the period. The IT consulting firm reported fiscal first-quarter 2022 results that beat consensus estimates as more clients seek its cloud and security services due to a shift to hybrid working models. In addition, management raised its revenue and Earnings Per Share guidance for fiscal-year 2022. Public Storage, a self-storage real estate investment trust (“REIT”), reported positive third-quarter results. In addition, the REIT purchased additional storage properties, suggesting that self-storage demand remains strong and rental rates may continue to rise into 2022. At the end of the period, the Portfolio held positions in Accenture and Public Storage.

BHFTII-1

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Managed By Wellington Management Company LLP

Portfolio Manager Commentary*—(Continued)

At the end of the period, the Portfolio was most overweight the Consumer Staples and Industrials sectors and most underweight the IT and Communication Services sectors.

Donald J. Kilbride

Peter Fisher

Portfolio Managers

Wellington Management Company LLP

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Russell 1000 Index is an unmanaged measure of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 90% of the investable U.S. equity market.

BHFTII-2

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 1000 INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2021

	1 Year	5 Year	10 Year
Brighthouse/Wellington Core Equity Opportunities Portfolio
Class A	24.43	16.62	14.75
Class B	24.11	16.33	14.46
Class E	24.23	16.44	14.58
Russell 1000 Index	26.45	18.43	16.54

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2021

Top Holdings

% of Net Assets
TJX Cos., Inc. (The)	3.9
Colgate-Palmolive Co.	3.7
UnitedHealth Group, Inc.	3.7
Johnson & Johnson	3.5
Procter & Gamble Co. (The)	3.3
Coca-Cola Co. (The)	3.3
Northrop Grumman Corp.	3.1
McDonald’s Corp.	2.9
NIKE, Inc.- Class B	2.9
Linde plc	2.9

Top Sectors

% of Net Assets
Health Care	19.9
Industrials	19.7
Consumer Staples	17.0
Information Technology	12.1
Consumer Discretionary	11.6
Financials	8.7
Materials	5.4
Real Estate	3.0
Communication Services	1.9

BHFTII-3

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2021 through December 31, 2021.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Brighthouse/Wellington Core Equity Opportunities Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period** July 1, 2021 to December 31, 2021
Class A (a)	Actual	0.57%	$1,000.00	$1,121.80	$3.05
	Hypothetical*	0.57%	$1,000.00	$1,022.33	$2.91

Class B (a)	Actual	0.82%	$1,000.00	$1,120.50	$4.38
	Hypothetical*	0.82%	$1,000.00	$1,021.07	$4.18

Class E (a)	Actual	0.72%	$1,000.00	$1,121.10	$3.85
	Hypothetical*	0.72%	$1,000.00	$1,021.58	$3.67

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTII-4

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Schedule of Investments as of December 31, 2021

Common Stocks — 99.2% of Net Assets

Security Description	Shares	Value

Aerospace & Defense — 9.2%
General Dynamics Corp.	422,533	$88,085,455
Lockheed Martin Corp.	200,928	71,411,820
Northrop Grumman Corp. (a)	318,272	123,193,543
Raytheon Technologies Corp.	959,849	82,604,605

		365,295,423

Air Freight & Logistics — 2.2%
United Parcel Service, Inc. - Class B	400,232	85,785,727

Banks — 1.4%
PNC Financial Services Group, Inc. (The)	267,882	53,715,699

Beverages — 7.8%
Coca-Cola Co. (The)	2,206,599	130,652,727
Diageo plc	1,463,149	79,760,518
PepsiCo, Inc.	588,548	102,236,673

		312,649,918

Chemicals — 5.4%
Ecolab, Inc.	430,414	100,970,820
Linde plc	329,076	114,001,799

		214,972,619

Consumer Finance — 2.2%
American Express Co.	544,766	89,123,718

Equity Real Estate Investment Trusts — 3.0%
American Tower Corp.	199,232	58,275,360
Public Storage	164,055	61,448,441

		119,723,801

Food & Staples Retailing — 2.1%
Costco Wholesale Corp.	149,964	85,134,563

Health Care Equipment & Supplies — 6.5%
Baxter International, Inc.	968,030	83,095,695
Medtronic plc	862,814	89,258,108
Stryker Corp. (a)	318,913	85,283,715

		257,637,518

Health Care Providers & Services — 3.7%
UnitedHealth Group, Inc.	292,399	146,825,234

Hotels, Restaurants & Leisure — 2.9%
McDonald’s Corp.	432,021	115,811,869

Household Products — 7.0%
Colgate-Palmolive Co.	1,732,175	147,823,814
Procter & Gamble Co. (The)	800,013	130,866,127

		278,689,941

Industrial Conglomerates — 2.7%
Honeywell International, Inc.	522,453	108,936,675

Insurance — 5.1%
Chubb, Ltd.	485,089	93,772,554
Marsh & McLennan Cos., Inc.	624,862	108,613,513

		202,386,067

IT Services — 8.4%
Accenture plc - Class A	240,257	99,598,539
Automatic Data Processing, Inc.	298,666	73,645,062
MasterCard, Inc. - Class A (a)	171,433	61,599,306
Visa, Inc. - Class A (a)	466,779	101,155,677

		335,998,584

Life Sciences Tools & Services — 1.8%
Danaher Corp.	218,620	71,928,166

Machinery — 0.9%
Deere & Co.	108,805	37,308,146

Media — 1.9%
Comcast Corp. - Class A	1,466,224	73,795,054

Pharmaceuticals — 7.9%
Johnson & Johnson	817,743	139,891,295
Merck & Co., Inc.	1,099,030	84,229,659
Pfizer, Inc.	1,542,029	91,056,813

		315,177,767

Road & Rail — 4.7%
Canadian National Railway Co.	642,146	78,877,936
Union Pacific Corp.	431,837	108,792,696

		187,670,632

Semiconductors & Semiconductor Equipment — 1.2%
Texas Instruments, Inc.	260,286	49,056,102

Software — 2.5%
Microsoft Corp.	293,269	98,632,230

Specialty Retail — 5.8%
Home Depot, Inc. (The)	186,256	77,298,103
TJX Cos., Inc. (The)	2,042,482	155,065,233

		232,363,336

Textiles, Apparel & Luxury Goods — 2.9%
NIKE, Inc. - Class B	694,065	115,679,814

Total Common Stocks (Cost $2,550,599,148)		3,954,298,603

Escrow Shares — 0.0%

Forest Products & Paper — 0.0%
Sino-Forest Corp. (b) (c) (d) (Cost $0)	5,844,000	$0

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Schedule of Investments as of December 31, 2021

Short-Term Investment — 0.9%

Security Description	Principal Amount*	Value

Repurchase Agreement — 0.9%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/21 at 0.000%, due on 01/03/22 with a maturity value of $35,335,370; collateralized by U.S. Treasury Note at 1.375%, maturing 12/31/28, with a market value of $36,042,100.	$35,335,370	$35,335,370

Total Short-Term Investments (Cost $35,335,370)		35,335,370

Securities Lending Reinvestments (e) — 2.3%

Certificates of Deposit — 0.4%
Bank of Montreal 0.300%, 06/02/22	4,000,000	4,000,252
Cooperatieve Rabobank UA 0.170%, 03/18/22	3,000,000	2,999,790
Goldman Sachs Bank USA 0.170%, 02/04/22	5,000,000	5,000,175
Oversea-Chinese Banking Corp., Ltd. Zero Coupon, 04/14/22	300,000	299,796
Societe Generale 0.150%, 03/15/22	2,000,000	1,999,794
Sumitomo Mitsui Trust Bank, Ltd. Zero Coupon, 02/10/22	2,000,000	1,999,660

		16,299,467

Commercial Paper — 0.1%
Macquarie Bank Ltd. 0.270%, 03/07/22	2,000,000	1,998,992

Repurchase Agreements — 1.5%
Barclays Capital, Inc. Repurchase Agreement dated 12/31/21 at 0.010%, due on 01/03/22 with a maturity value of $5,085,397; collateralized by U.S. Treasury Obligations at 0.000%, maturity dates ranging from 02/15/22 - 11/15/51, and an aggregate market value of $5,187,101.	5,085,393	5,085,393
Citigroup Global Markets, Inc. Repurchase Agreement dated 12/31/21 at 0.420%, due on 02/04/22 with a maturity value of $1,500,613; collateralized by various Common Stock with an aggregate market value of $1,650,000.	1,500,000	1,500,000
Repurchase Agreement dated 12/31/21 at 0.420%, due on 02/04/22 with a maturity value of $15,006,125; collateralized by U.S. Treasury Obligations at 0.125%, maturing 10/15/25, and various Common Stock with an aggregate market value of $16,276,473.	15,000,000	15,000,000
Deutsche Bank AG, London Repurchase Agreement dated 12/31/21 at 0.150%, due on 01/03/22 with a maturity value of $400,005; collateralized by Foreign Obligations with rates ranging from 0.375% - 1.875%, maturity dates ranging from 04/14/22 - 11/16/23, and an aggregate market value of $408,007.	400,000	400,000
Goldman Sachs & Co. Repurchase Agreement dated 12/31/21 at 0.050%, due on 01/03/22 with a maturity value of $10,000,042; collateralized by U.S. Treasury Obligations with rates ranging from 0.375% - 2.625%, maturity dates ranging from 07/15/27 - 02/15/29, and an aggregate market value of $10,200,004.	10,000,000	10,000,000

Repurchase Agreements —(Continued)
National Bank of Canada Repurchase Agreement dated 12/31/21 at 0.070%, due on 01/07/22 with a maturity value of $8,200,112; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 5.250%, maturity dates ranging from 01/31/22 - 11/15/51, and an aggregate market value of $8,367,552.	8,200,000	8,200,000
Repurchase Agreement dated 12/31/21 at 0.200%, due on 01/07/22 with a maturity value of $5,000,194; collateralized by various Common Stock with an aggregate market value of $5,556,608.	5,000,000	5,000,000
Natwest Market Securities, Inc. Repurchase Agreement dated 12/31/21 at 0.050%, due on 01/03/22 with a maturity value of $5,000,021; collateralized by U.S. Treasury Obligations with rates ranging from 0.750% - 2.875%, maturity dates ranging from 11/15/22 - 10/31/28, and an aggregate market value of $5,100,023.	5,000,000	5,000,000
NBC Global Finance, Ltd. Repurchase Agreement dated 12/31/21 at 0.190%, due on 01/03/22 with a maturity value of $4,200,067; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 5.000%, maturity dates ranging from 04/30/22 - 02/15/49, and various Common Stock with an aggregate market value of $4,665,682.	4,200,000	4,200,000
Societe Generale Repurchase Agreement dated 12/31/21 at 0.170%, due on 01/03/22 with a maturity value of $5,000,071; collateralized by various Common Stock with an aggregate market value of $5,555,696.	5,000,000	5,000,000
Repurchase Agreement dated 12/31/21 at 0.200%, due on 01/07/22 with a maturity value of $1,626,079; collateralized by various Common Stock with an aggregate market value of $1,806,730.	1,626,016	1,626,016

		61,011,409

Time Deposit — 0.1%
National Bank of Canada 0.120%, OBFR + 0.050%, 01/07/22 (f)	4,000,000	4,000,000

Mutual Funds — 0.2%
AB Government Money Market Portfolio, Institutional Class 0.010% (g)	5,000,000	5,000,000
Fidelity Government Portfolio, Class I 0.010% (g)	2,000,000	2,000,000
Morgan Stanley Liquidity Funds Government Portfolio, Institutional Shares 0.030% (g)	1,100,000	1,100,000

		8,100,000

Total Securities Lending Reinvestments (Cost $91,409,975)		91,409,868

Total Investments— 102.4% (Cost $2,677,344,493)		4,081,043,841
Other assets and liabilities (net) — (2.4)%		(97,133,421)

Net Assets — 100.0%		$3,983,910,420

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Schedule of Investments as of December 31, 2021

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of December 31, 2021, the market value of securities loaned was $89,133,641 and the collateral received consisted of cash in the amount of $91,408,118. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(b)	Security was valued in good faith under procedures approved by the Board of Trustees. As of December 31, 2021, these securities represent less than 0.05% of net assets.
(c)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e Level 3.
(d)	Non-income producing security.
(e)	Represents investment of cash collateral received from securities on loan as of December 31, 2021.
(f)	Variable or floating rate security. The stated rate represents the rate at December 31, 2021. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(g)	The rate shown represents the annualized seven-day yield as of December 31, 2021.

Glossary of Abbreviations

Index Abbreviations

(OBFR)—	U.S. Overnight Bank Funding Rate

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2021:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$365,295,423	$—	$—	$365,295,423
Air Freight & Logistics	85,785,727	—	—	85,785,727
Banks	53,715,699	—	—	53,715,699
Beverages	232,889,400	79,760,518	—	312,649,918
Chemicals	214,972,619	—	—	214,972,619
Consumer Finance	89,123,718	—	—	89,123,718
Equity Real Estate Investment Trusts	119,723,801	—	—	119,723,801
Food & Staples Retailing	85,134,563	—	—	85,134,563
Health Care Equipment & Supplies	257,637,518	—	—	257,637,518
Health Care Providers & Services	146,825,234	—	—	146,825,234
Hotels, Restaurants & Leisure	115,811,869	—	—	115,811,869
Household Products	278,689,941	—	—	278,689,941
Industrial Conglomerates	108,936,675	—	—	108,936,675
Insurance	202,386,067	—	—	202,386,067
IT Services	335,998,584	—	—	335,998,584
Life Sciences Tools & Services	71,928,166	—	—	71,928,166
Machinery	37,308,146	—	—	37,308,146
Media	73,795,054	—	—	73,795,054
Pharmaceuticals	315,177,767	—	—	315,177,767
Road & Rail	187,670,632	—	—	187,670,632
Semiconductors & Semiconductor Equipment	49,056,102	—	—	49,056,102
Software	98,632,230	—	—	98,632,230

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Schedule of Investments as of December 31, 2021

Fair Value Hierarchy —(Continued)

Description	Level 1	Level 2	Level 3	Total
Specialty Retail	$232,363,336	$—	$—	$232,363,336
Textiles, Apparel & Luxury Goods	115,679,814	—	—	115,679,814
Total Common Stocks	3,874,538,085	79,760,518	—	3,954,298,603
Total Escrow Shares*	—	—	0	0
Total Short-Term Investment*	—	35,335,370	—	35,335,370
Securities Lending Reinvestments
Certificates of Deposit	—	16,299,467	—	16,299,467
Commercial Paper	—	1,998,992	—	1,998,992
Repurchase Agreements	—	61,011,409	—	61,011,409
Time Deposit	—	4,000,000	—	4,000,000
Mutual Funds	8,100,000	—	—	8,100,000
Total Securities Lending Reinvestments	8,100,000	83,309,868	—	91,409,868
Total Investments	$3,882,638,085	$198,405,756	$0	$4,081,043,841

Collateral for Securities Loaned (Liability)	$—	$(91,408,118)	$—	$(91,408,118)

*	See Schedule of Investments for additional detailed categorizations.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended December 31, 2021 is not presented.

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Statement of Assets and Liabilities

December 31, 2021

Assets
Investments at value (a)(b)	$4,081,043,841
Receivable for:
Fund shares sold	90,947
Dividends	3,849,791
Prepaid expenses	11,426

Total Assets	4,084,996,005

Liabilities
Collateral for securities loaned	91,408,118
Payables for:
Fund shares redeemed	6,947,609
Accrued Expenses:
Management fees	1,841,282
Distribution and service fees	246,841
Deferred trustees’ fees	250,478
Other expenses	391,257

Total Liabilities	101,085,585

Net Assets	$3,983,910,420

Net Assets Consist of:
Paid in surplus	$1,922,472,140
Distributable earnings (Accumulated losses)	2,061,438,280

Net Assets	$3,983,910,420

Net Assets
Class A	$2,492,044,923
Class B	726,035,935
Class E	765,829,562
Capital Shares Outstanding*
Class A	62,346,605
Class B	18,495,942
Class E	19,416,346
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$39.97
Class B	39.25
Class E	39.44

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $2,677,344,493.
(b)	Includes securities loaned at value of $89,133,641.

Statement of Operations

Year Ended December 31, 2021

Investment Income
Dividends (a)	$72,502,234
Securities lending income	104,799

Total investment income	72,607,033

Expenses
Management fees	27,609,874
Administration fees	139,155
Custodian and accounting fees	204,295
Distribution and service fees—Class B	1,760,559
Distribution and service fees—Class E	1,111,339
Audit and tax services	44,902
Legal	39,973
Trustees’ fees and expenses	51,036
Shareholder reporting	140,126
Insurance	27,179
Miscellaneous	28,167

Total expenses	31,156,605
Less management fee waiver	(5,812,731)
Less broker commission recapture	(1,521)

Net expenses	25,342,353

Net Investment Income	47,264,680

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on :
Investments	616,575,427
Foreign currency transactions	(66,055)

Net realized gain (loss)	616,509,372

Net change in unrealized appreciation (depreciation) on:
Investments	203,854,303
Foreign currency transactions	(352)

Net change in unrealized appreciation (depreciation)	203,853,951

Net realized and unrealized gain (loss)	820,363,323

Net Increase (Decrease) in Net Assets From Operations	$867,628,003

(a)	Net of foreign withholding taxes of $233,335.

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2021	Year Ended December 31, 2020
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$47,264,680	$52,264,097
Net realized gain (loss)	616,509,372	202,748,791
Net change in unrealized appreciation (depreciation)	203,853,951	131,562,477

Increase (decrease) in net assets from operations	867,628,003	386,575,365

From Distributions to Shareholders
Class A	(159,804,681)	(283,342,456)
Class B	(45,124,383)	(78,195,089)
Class E	(47,870,528)	(81,890,545)

Total distributions	(252,799,592)	(443,428,090)

Increase (decrease) in net assets from capital share transactions	(515,681,268)	84,688,249

Total increase (decrease) in net assets	99,147,143	27,835,524

Net Assets
Beginning of period	3,884,763,277	3,856,927,753

End of period	$3,983,910,420	$3,884,763,277

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2021		Year Ended December 31, 2020
	Shares	Value	Shares	Value
Class A
Sales	805,194	$29,290,433	734,962	$23,138,359
Reinvestments	4,530,895	159,804,681	9,876,001	283,342,456
Redemptions	(15,512,530)	(582,523,030)	(7,291,833)	(238,604,961)

Net increase (decrease)	(10,176,441)	$(393,427,916)	3,319,130	$67,875,854

Class B
Sales	961,710	$34,298,318	1,124,038	$34,891,532
Reinvestments	1,301,164	45,124,383	2,767,967	78,195,089
Redemptions	(3,884,625)	(140,942,045)	(3,245,933)	(103,256,769)

Net increase (decrease)	(1,621,751)	$(61,519,344)	646,072	$9,829,852

Class E
Sales	624,658	$21,548,681	467,366	$14,530,980
Reinvestments	1,374,405	47,870,528	2,887,537	81,890,545
Redemptions	(3,583,255)	(130,153,217)	(2,791,084)	(89,438,982)

Net increase (decrease)	(1,584,192)	$(60,734,008)	563,819	$6,982,543

Increase (decrease) derived from capital shares transactions		$(515,681,268)		$84,688,249

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$34.36	$35.51	$30.01	$32.30	$28.61

Income (Loss) from Investment Operations
Net investment income (loss)(a)	0.47	0.49	0.52	0.50	0.52
Net realized and unrealized gain (loss)	7.60	2.66	8.43	(0.45)	4.81

Total income (loss) from investment operations	8.07	3.15	8.95	0.05	5.33

Less Distributions
Distributions from net investment income	(0.53)	(0.56)	(0.57)	(0.58)	(0.49)
Distributions from net realized capital gains	(1.93)	(3.74)	(2.88)	(1.76)	(1.15)

Total distributions	(2.46)	(4.30)	(3.45)	(2.34)	(1.64)

Net Asset Value, End of Period	$39.97	$34.36	$35.51	$30.01	$32.30

Total Return (%)(b)	24.43	11.27	30.94	(0.09)	19.07

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.72	0.73	0.72	0.72	0.72
Net ratio of expenses to average net assets (%)(c)(d)	0.57	0.58	0.58	0.57	0.57
Ratio of net investment income (loss) to average net assets (%)	1.27	1.53	1.54	1.54	1.72
Portfolio turnover rate (%)	15	15	16	22	13
Net assets, end of period (in millions)	$2,492.0	$2,492.1	$2,457.8	$2,225.6	$2,653.5

	Class B
	Year Ended December 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$33.79	$34.99	$29.60	$31.89	$28.26

Income (Loss) from Investment Operations
Net investment income (loss)(a)	0.37	0.41	0.43	0.41	0.44
Net realized and unrealized gain (loss)	7.47	2.60	8.32	(0.44)	4.75

Total income (loss) from investment operations	7.84	3.01	8.75	(0.03)	5.19

Less Distributions
Distributions from net investment income	(0.45)	(0.47)	(0.48)	(0.50)	(0.41)
Distributions from net realized capital gains	(1.93)	(3.74)	(2.88)	(1.76)	(1.15)

Total distributions	(2.38)	(4.21)	(3.36)	(2.26)	(1.56)

Net Asset Value, End of Period	$39.25	$33.79	$34.99	$29.60	$31.89

Total Return (%)(b)	24.11	10.97	30.64	(0.35)	18.81

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.97	0.98	0.97	0.97	0.97
Net ratio of expenses to average net assets (%)(c)(d)	0.82	0.83	0.83	0.82	0.82
Ratio of net investment income (loss) to average net assets (%)	1.02	1.28	1.29	1.29	1.47
Portfolio turnover rate (%)	15	15	16	22	13
Net assets, end of period (in millions)	$726.0	$679.8	$681.3	$601.2	$725.0

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Financial Highlights

Selected per share data

	Class E
	Year Ended December 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$33.94	$35.13	$29.71	$32.00	$28.35

Income (Loss) from Investment Operations
Net investment income (loss)(a)	0.41	0.44	0.46	0.44	0.47
Net realized and unrealized gain (loss)	7.50	2.62	8.36	(0.44)	4.77

Total income (loss) from investment operations	7.91	3.06	8.82	0.00	5.24

Less Distributions
Distributions from net investment income	(0.48)	(0.51)	(0.52)	(0.53)	(0.44)
Distributions from net realized capital gains	(1.93)	(3.74)	(2.88)	(1.76)	(1.15)

Total distributions	(2.41)	(4.25)	(3.40)	(2.29)	(1.59)

Net Asset Value, End of Period	$39.44	$33.94	$35.13	$29.71	$32.00

Total Return (%)(b)	24.23	11.08	30.77	(0.25)	18.92

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.87	0.88	0.87	0.87	0.87
Net ratio of expenses to average net assets (%)(c)(d)	0.72	0.73	0.73	0.72	0.72
Ratio of net investment income (loss) to average net assets (%)	1.12	1.38	1.39	1.39	1.57
Portfolio turnover rate (%)	15	15	16	22	13
Net assets, end of period (in millions)	$765.8	$712.8	$717.9	$653.2	$794.0

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	The effect of the voluntary portion of the waivers on the net ratio of expenses to average net assets was 0.03% for each of the years ended December 31, 2021 through 2017. (see Note 5 of the Notes to Financial Statements).
(d)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Notes to Financial Statements—December 31, 2021

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Brighthouse/Wellington Core Equity Opportunities Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered and offers three classes of shares: Class A, B and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2021 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820 - Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a

BHFTII-13

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

In December 2020, the Securities and Exchange Commission adopted Rule 2a-5, Good Faith Determinations of Fair Value, under the 1940 Act, which is intended to address valuation practices and the role of the board of directors with respect to the fair value of the investments of a registered investment company. Among other things, Rule 2a-5 will permit the Portfolio’s Board to designate the Portfolio’s primary investment adviser to perform the Portfolio’s fair value determinations, which will be subject to the Board’s oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the investment adviser’s fair value determinations. Compliance with Rule 2a-5 will not be required until September 2022. The Adviser continues to review Rule 2a-5 and its impact on the Adviser’s and the Portfolio’s valuation policies and related practices.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

BHFTII-14

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2021, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2021, the Portfolio had direct investments in repurchase agreements with a gross value of $35,335,370. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $61,011,409. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2021.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2021 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2021 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2021.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

BHFTII-15

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2021. For all securities on loan, the remaining contractual maturity of the agreements is overnight and continuous.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with Capital Institutional Services, Inc. (“CAPIS”). Under this arrangement, the Portfolio directs certain trades to CAPIS in return for a recapture credit. CAPIS issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 outbreak. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. In 2017, the UK Financial Conduct Authority (FCA) announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered

BHFTII-16

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Various financial industry groups have been planning for the transition away from LIBOR and markets are developing in response to these new rates, but there are concerns around liquidity of the new rates and obstacles to converting certain securities and transactions to new rates. Neither the effect of the transition process nor its ultimate success can yet be known. The transition process might, among other things, lead to increased volatility and illiquidity in markets for instruments whose terms include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of related transactions such as hedges, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Portfolio and may adversely affect the Portfolio’s performance or net asset value.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2021 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$571,686,762	$0	$1,281,723,177

The Portfolio engaged in security transactions with other accounts managed by Wellington Management Company LLP, the subadviser to the Portfolio, that amounted to $6,194,471 in purchases of investments and $4,928,911 in sales of investments, which are included above, and resulted in net realized gains of $2,105,146.

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2021	% per annum	Average Daily Net Assets
$27,609,874	0.750%	Of the first $1 billion
	0.700%	On the next $2 billion
	0.650%	On amounts in excess of $3 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Wellington Management Company LLP (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 30, 2021 to April 30, 2022, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.120%	First $500 million
0.145%	$500 million to $1 billion
0.120%	$1 billion to $3 billion
0.080%	$3 billion to $4.5 billion
0.105%	Over $4.5 billion

BHFTII-17

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

An identical agreement was in place for the period April 30, 2020 to April 30, 2021. Amounts waived for the year ended December 31, 2021 were $4,476,984 and are included in the total amount shown as management fee waivers in the Statement of Operations.

The Subadviser has voluntarily agreed to waive a portion of its subadvisory fees payable by the Adviser to the Subadviser for managing the Portfolio. In addition to the above advisory fee waiver, the Adviser has agreed to reduce its advisory fee reflecting a portion of the amount waived by the Subadviser for managing the Portfolio pursuant to the voluntary subadvisory fee waiver. $1,335,747 was waived in the aggregate for the year ended December 31, 2021 and is reflected in the total amount shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of Brighthouse Investment Advisers; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2021 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2021 was as follows:

Cost basis of investments	$2,679,036,766

Gross unrealized appreciation	1,403,491,091
Gross unrealized (depreciation)	(1,484,014)

Net unrealized appreciation (depreciation)	$1,402,007,077

BHFTII-18

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

The tax character of distributions paid for the years ended December 31, 2021 and 2020 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2021	2020	2021	2020	2021	2020
$52,327,852	$55,362,618	$200,471,740	$388,065,472	$252,799,592	$443,428,090

As of December 31, 2021, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$53,720,853	$605,960,061	$1,402,007,845	$—	$2,061,688,759

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2021, the Portfolio had no accumulated capital losses.

8. Recent Accounting Pronouncement

In January 2021, the FASB issued Accounting Standards Update No. 2021-01 (“ASU 2021-01”), “Reference Rate Reform (Topic 848)”. ASU 2021-01 is an update of ASU 2020-04, which is in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, as regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The ASU 2021-01 update clarifies that certain optional expedients and exceptions in Topic 848 for contract modifications and hedge accounting apply to derivatives that are affected by the discounting transition. The amendments in this update are effective through December 31, 2022, for all entities. The expedients and exceptions provided by the amendments do not apply to contract modifications and hedging relationships entered into or evaluated after December 31, 2022, except for hedging transactions as of December 31, 2022, that an entity has elected certain optional expedients for and that are retained through the end of the hedging relationship. Management is currently evaluating the impact of the optional guidance on the Portfolio’s financial statements and disclosures.

BHFTII-19

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust II and Shareholders of the Brighthouse/Wellington Core Equity Opportunities Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Brighthouse/Wellington Core Equity Opportunities Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust II), as of December 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Brighthouse/Wellington Core Equity Opportunities Portfolio as of December 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2022

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTII-20

Brighthouse Funds Trust II

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, 125 High Street, Suite 732, Boston, Massachusetts 02110. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present); until 2016, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	74	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	74	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield and Merel, Ltd.	74	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	74	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Mid-Con Energy Partners, LP (energy);** Trustee, SharesPost 100 Fund (closed-end fund).** Until 2020, Director, Gainsco, Inc. (auto insurance).**

BHFTII-21

Brighthouse Funds Trust II

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	74	Trustee, HSBC Funds.**

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor).	74	Director and Chairman of the Board of Directors, First Eagle Alternative Capital BDC, Inc.;** Director, First Eagle Credit Opportunities Fund;** Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	Private Investor; Until 2020, President, True North Board Governance, LLC (consulting).	74	Until 2020, Lead Independent Trustee, BMT Investment Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2021-present); formerly Senior Vice President, Brighthouse Investment Advisers, LLC (2017-2021).

Dina Lee (1970)	Secretary, of Trust I and Trust II	From December 2021 (Trust I and Trust II) to present	Executive Vice President, Chief Legal Officer, Brighthouse Investment Advisers, LLC (2021-present); formerly, Associate General Counsel, Neuberger Berman Investment Advisers LLC (2017-2021).

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2013-present); Head of Funds Compliance, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017).

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., an affiliate of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 29 BHF II Portfolios.

BHFTII-22

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 30-December 1, 2021 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2022 through December 31, 2022.

The Board met with personnel of the Adviser on October 20-21, 2021 (the “October Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the October Meeting and the November Meeting are referred to collectively as, the “Meetings”). The Independent Trustees were advised by independent legal counsel throughout year, including during the contract renewal process, and met with independent legal counsel in executive sessions outside of the presence of management.

In considering the continuation of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of assisting the Board in the renewal process, along with various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled Board meetings. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process. The Board also reviewed information with respect to the effect of the ongoing COVID-19 pandemic on the operations of the Adviser and Sub-Advisers, and considered the Adviser’s assessments of the Sub-Advisers’ services and operations during the pandemic.

In considering the continuation of the Agreements, the Board also reviewed, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the October Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of the Sub-Advisory Agreements.

In approving the continuation of each Agreement, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs

BHFTII-23

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements —(Continued)

and personnel, trading practices, compliance programs and personnel, risk management, and liquidity risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct regular and periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Board regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered, based on the information provided, each Sub-Adviser’s current level of staffing, business continuity plan and information security program, including in light of the ongoing COVID-19 pandemic and the work-from-home environment. The Board also considered the Sub-Adviser’s compensation program for its personnel and its overall resources. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background, and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, actions taken in response to regulatory developments, including SEC rulemaking, and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser had been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). The Board considered that Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver

BHFTII-24

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements —(Continued)

agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *  *  *

Brighthouse/Wellington Core Equity Opportunities Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Wellington Management Company LLP regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe and the average of its Morningstar Category for the one-, three-, and five-year periods ended June 30, 2021. The Board further considered that the Portfolio underperformed its benchmark, the Russell 1000 Index, for the one-, three-, and five-year periods ended October 31, 2021. The Board took into account management’s discussion of the Portfolio’s performance, including with respect to prevailing market conditions. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Universe median and the Sub-advised Expense Universe median and above the Expense Group median. The Board noted that the Portfolio’s contractual management fees were above the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the averages of the Sub-advised Expense Universe and the Sub-advised Expense Group at the Portfolio’s current size.

BHFTII-25

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Managed by Frontier Capital Management Company, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2021, the Class A, B, D, and E shares of the Frontier Mid Cap Growth Portfolio returned 14.68%, 14.38%, 14.54%, and 14.48%, respectively. The Portfolio’s benchmark, the Russell Midcap Growth Index¹, returned 12.73%.

MARKET ENVIRONMENT / CONDITIONS

Despite significant churn below the surface, equities posted a third consecutive year of impressive gains powered by strong corporate earnings, effective COVID-19 vaccines and supportive Federal Reserve (the “Fed”) policies. Rapid market rotations continued through the year as investors grappled with a constantly changing pandemic and a fast-shifting economic outlook.

Vaccine rollouts accelerated following a bleak start, turbocharging the reopening of the U.S. economy. Investors responded by shifting money out of high-growth companies into cyclical sectors such as Energy and Financials. Midway through the year, investor sentiment swung from the reopening optimism to pessimism about peak growth and inflation, driven partly by the Delta variant, reversing the earlier pro-cyclical market rotation. Still, markets continued to rise on resilient earnings growth. In the final months of the year, the fast-spreading Omicron variant pressured economically sensitive stocks while the Fed’s decision to accelerate rate hikes battered valuations of high growth companies.

Despite the turmoil, markets posted better-than-average returns on earnings growth that far-exceeded historical comparisons. The economy continued to heal with the unemployment rate dropping below 4%, initial jobless claims falling to their lowest level in five decades and job openings exceeding job seekers.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio outperformed its benchmark, the Russell Midcap Growth Index in 2021 due to solid stock selection while sector allocation was modestly negative. An underweight in Real Estate (0% vs. 2%) and Industrials (8% vs. 14%) was the primary source of allocation headwind offset partially by the Portfolio’s overweight position in Financials (10% vs. 4%) and a lack of holdings in Consumer Staples (0% vs 3%).

Strong stock selection in the Financials, Communication Services and Consumer Discretionary sectors helped the Portfolio overcome setbacks in the Information Technology and Health Care sectors. SVB Financial Group rallied on earnings that trounced Wall Street’s expectations on strong capital markets and robust loan growth fueled by a nearly 97% jump in the company’s asset base as it gained share across all of its business lines. The prospect of higher lending income from rising interest rates contributed to the company’s outperformance. Private equity firm KKR & Co. outperformed due to a surge in new capital raises that resulted in a near doubling of its assets under management versus a year ago. The company strengthened its asset durability by growing its insurance business and announced a plan to simplify its ownership structure, attracting new public investors. In Communication Services, event organizer Live Nation Entertainment exceeded analysts’ forecast as in-person shows returned despite ongoing pandemic-related challenges. Fan monetization spiked due to pent-up demand and consumers’ adoption of digital services to enrich their live concert experiences. In Consumer Discretionary, casino operator Caesars Entertainment reported record profit margins as business improved dramatically with rising vaccination rates and operating costs remained low due to the changes implemented during the pandemic. Caesars’ leading position in the fast-emerging sports betting market added to the stock’s performance. Aftermarket parts supplier Advance Auto Parts extended its beat-and-raise streak on brisk demand and pricing power. The company remains on track to substantially expand its operating margin and cash flow generation to narrow the gap with its industry peers.

Payment processing companies were the dominant detractors within Information Technology. Global Payments fell on delayed card issuance recovery and intensified competition. Block declined on moderating growth due to tough comparisons as some of the pandemic related tailwinds normalized. On the other hand, our semi-

BHFTII-1

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Managed by Frontier Capital Management Company, LLC

Portfolio Manager Commentary*—(Continued)

conductor stocks outperformed due to healthy demand and share gains from new product introductions. The lingering effects of the pandemic impacted our Health Care holdings. Home nursing provider Amedisys suffered from lower-than-expected occupancy in their hospice business while cancer diagnostics companies Exact Sciences and Guardant Health fell on sluggish volume recovery. Conversely, COVID-19 beneficiary Moderna was the second-largest contributor to the Portfolio, powered by its successful vaccine development.

At period end, the Portfolio was overweight Consumer Discretionary and Financials, where we were finding more companies with solid earnings growth potential at reasonable multiples. We remained underinvested in Information Technology due to high valuations.

Christopher J. Scarpa

Ravi Dabas

Portfolio Managers

Frontier Capital Management Company, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Russell Midcap Growth Index is an unmanaged measure of performance of those Russell Midcap companies (the 800 smallest companies in the Russell 1000 Index) with higher price-to-book ratios and higher forecasted growth values.

BHFTII-2

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL MIDCAP GROWTH INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2021

	1 Year	5 Year	10 Year
Frontier Mid Cap Growth Portfolio
Class A	14.68	18.90	15.49
Class B	14.38	18.60	15.20
Class D	14.54	18.78	15.37
Class E	14.48	18.72	15.31
Russell Midcap Growth Index	12.73	19.83	16.62

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2021

Top Holdings

% of Net Assets
Mattel, Inc.	3.7
Caesars Entertainment, Inc.	3.6
Palo Alto Networks, Inc.	3.5
SVB Financial Group	3.2
KKR & Co., Inc.	2.5
Live Nation Entertainment, Inc.	2.3
Cintas Corp.	2.2
Aon plc - Class A	2.0
Advanced Micro Devices, Inc.	2.0
Paycom Software, Inc.	2.0

Top Sectors

% of Net Assets
Information Technology	30.3
Consumer Discretionary	22.8
Health Care	16.5
Financials	11.4
Industrials	10.6
Communication Services	5.3
Materials	2.3

BHFTII-3

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2021 through December 31, 2021.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Frontier Mid Cap Growth Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period** July 1, 2021 to December 31, 2021
Class A (a)	Actual	0.71%	$1,000.00	$1,039.00	$3.65
	Hypothetical*	0.71%	$1,000.00	$1,021.63	$3.62

Class B (a)	Actual	0.96%	$1,000.00	$1,037.90	$4.93
	Hypothetical*	0.96%	$1,000.00	$1,020.37	$4.89

Class D (a)	Actual	0.81%	$1,000.00	$1,038.50	$4.16
	Hypothetical*	0.81%	$1,000.00	$1,021.12	$4.13

Class E (a)	Actual	0.86%	$1,000.00	$1,038.20	$4.42
	Hypothetical*	0.86%	$1,000.00	$1,020.87	$4.38

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTII-4

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Schedule of Investments as of December 31, 2021

Common Stocks — 98.6% of Net Assets

Security Description	Shares	Value

Air Freight & Logistics—0.6%
GXO Logistics, Inc. (a)(b)	95,962	$8,716,228

Airlines—0.6%
Azul S.A. (ADR) (a)(b)	633,164	8,357,765

Auto Components—0.4%
BorgWarner, Inc.	132,516	5,972,496

Banks—3.2%
SVB Financial Group (b)	69,206	46,938,277

Biotechnology—2.5%
BioMarin Pharmaceutical, Inc. (a)(b)	59,238	5,233,677
Exact Sciences Corp. (a)(b)	103,433	8,050,191
Horizon Therapeutics plc (b)	85,207	9,181,906
Natera, Inc. (b)	85,994	8,030,980
Sarepta Therapeutics, Inc. (a)(b)	71,246	6,415,702

		36,912,456

Building Products—0.9%
Builders FirstSource, Inc. (a)(b)	160,906	13,791,253

Capital Markets—6.2%
KKR & Co., Inc.	494,410	36,833,545
LPL Financial Holdings, Inc.	107,346	17,185,021
Moody’s Corp. (a)	25,703	10,039,078
MSCI, Inc.	40,785	24,988,562

		89,046,206

Chemicals—0.8%
Sherwin-Williams Co. (The)	32,499	11,444,848

Commercial Services & Supplies—3.1%
Cintas Corp. (a)	70,981	31,456,650
Waste Connections, Inc.	97,841	13,332,793

		44,789,443

Communications Equipment—0.6%
Arista Networks, Inc. (b)	60,616	8,713,550

Construction & Engineering—2.2%
MasTec, Inc. (a)(b)	123,240	11,372,587
Quanta Services, Inc. (a)	176,926	20,286,335

		31,658,922

Containers & Packaging—1.6%
Ball Corp.	234,707	22,595,243

Diversified Consumer Services—1.1%
Bright Horizons Family Solutions, Inc. (a)(b)	121,981	15,354,968

Electronic Equipment, Instruments & Components—1.7%
Amphenol Corp. - Class A	140,361	12,275,973
II-VI, Inc. (a)(b)	184,049	12,576,068

		24,852,041

Entertainment—3.3%
Live Nation Entertainment, Inc. (a)(b)	280,570	33,581,423
Roku, Inc. (a)(b)	60,759	13,865,204

		47,446,627

Health Care Equipment & Supplies—8.3%
Alcon, Inc. (a)	144,128	12,556,431
Align Technology, Inc. (a)(b)	29,137	19,148,254
DexCom, Inc. (b)	41,408	22,234,026
Edwards Lifesciences Corp. (b)	61,387	7,952,686
Hologic, Inc. (b)	99,221	7,596,360
IDEXX Laboratories, Inc. (b)	26,690	17,574,297
Insulet Corp. (a)(b)	56,572	15,052,112
Novocure, Ltd. (a)(b)	66,593	4,999,802
ResMed, Inc.	19,312	5,030,390
Teleflex, Inc.	24,134	7,927,536

		120,071,894

Health Care Providers & Services—3.4%
Amedisys, Inc. (a)(b)	36,018	5,830,594
Guardant Health, Inc. (a)(b)	91,337	9,135,527
Humana, Inc.	36,208	16,795,443
Molina Healthcare, Inc. (b)	36,379	11,571,432
Signify Health, Inc. - Class A (a)(b)	406,913	5,786,303

		49,119,299

Health Care Technology—0.6%
Veeva Systems, Inc. - Class A (b)	37,256	9,518,163

Hotels, Restaurants & Leisure—7.9%
Caesars Entertainment, Inc. (a)(b)	556,640	52,062,539
Chipotle Mexican Grill, Inc. (b)	13,293	23,239,487
Darden Restaurants, Inc. (a)	84,451	12,721,699
Planet Fitness, Inc. - Class A (a)(b)	283,826	25,708,959

		113,732,684

Insurance—2.0%
Aon plc - Class A	97,576	29,327,443

Interactive Media & Services—2.0%
IAC/InterActiveCorp. (a)(b)	115,821	15,138,963
Twitter, Inc. (a)(b)	211,134	9,125,211
Vimeo, Inc. (a)(b)	268,677	4,825,439

		29,089,613

Internet & Direct Marketing Retail—0.6%
Chewy, Inc. - Class A (a)(b)	153,306	9,040,455

IT Services—6.7%
BigCommerce Holdings, Inc. (b)	123,905	4,382,520
Block, Inc. (a)(b)	145,113	23,437,201
Dlocal, Ltd. (a)(b)	257,754	9,199,240
Genpact, Ltd.	262,687	13,943,426
Global Payments, Inc.	72,734	9,832,182
MongoDB, Inc. (a)(b)	34,987	18,520,368
Okta, Inc. (a)(b)	76,521	17,153,713

		96,468,650

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Schedule of Investments as of December 31, 2021

Common Stocks—(Continued)

Security Description	Shares	Value

Leisure Products—3.7%
Mattel, Inc. (a)(b)	2,484,473	$53,565,238

Life Sciences Tools & Services—1.6%
Agilent Technologies, Inc. (a)	105,745	16,882,189
Illumina, Inc. (b)	15,951	6,068,399

		22,950,588

Multiline Retail—0.8%
Dollar General Corp. (a)	51,931	12,246,888

Professional Services—1.1%
KBR, Inc. (a)	342,370	16,303,659

Road & Rail—1.5%
Knight-Swift Transportation Holdings, Inc. (a)	210,228	12,811,295
XPO Logistics, Inc. (b)	109,317	8,464,415

		21,275,710

Semiconductors & Semiconductor Equipment—9.9%
Advanced Micro Devices, Inc. (b)	201,896	29,052,835
KLA Corp.	51,837	22,295,612
Lam Research Corp.	22,022	15,837,121
Marvell Technology, Inc.	300,729	26,310,780
Microchip Technology, Inc. (a)	289,206	25,178,274
Wolfspeed, Inc. (a)(b)	220,437	24,638,244

		143,312,866

Software—11.4%
Atlassian Corp. plc—Class A (b)	34,679	13,222,756
Autodesk, Inc. (a)(b)	34,388	9,669,562
Coupa Software, Inc. (a)(b)	71,854	11,356,525
Fair Isaac Corp. (a)(b)	29,741	12,897,779
HubSpot, Inc. (a)(b)	22,407	14,769,574
Palo Alto Networks, Inc. (a)(b)	90,564	50,422,413
Paycom Software, Inc. (b)	69,859	29,004,758
Trade Desk, Inc. (The) - Class A (a)(b)	112,723	10,329,936
Workday, Inc. - Class A (b)	45,818	12,516,561

		164,189,864

Specialty Retail—7.0%
Advance Auto Parts, Inc.	98,245	23,567,011
Bed Bath & Beyond, Inc. (a)(b)	232,387	3,388,203
Burlington Stores, Inc. (b)	49,383	14,395,638
Carvana Co. (a)(b)	26,891	6,233,065
Floor & Decor Holdings, Inc. - Class A (a)(b)	114,494	14,885,365
Leslie’s, Inc. (a)(b)	539,455	12,763,505
O’Reilly Automotive, Inc. (b)	17,928	12,661,291
Ross Stores, Inc. (a)	114,362	13,069,289

		100,963,367

Textiles, Apparel & Luxury Goods—1.3%
Lululemon Athletica, Inc. (b)	46,503	18,203,599

Total Common Stocks (Cost $1,108,020,925)		1,425,970,303

Short-Term Investment—1.4%
Security Description	Principal Amount*	Value

Repurchase Agreement—1.4%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/21 at 0.000%, due on 01/03/22 with a maturity value of $19,590,408; collateralized by U.S. Treasury Note at 1.375%, maturing 12/31/28, with a market value of $19,982,301.	19,590,408	19,590,408

Total Short-Term Investments (Cost $19,590,408)		19,590,408

Securities Lending Reinvestments (c)—23.3%

Certificates of Deposit—4.1%
Bank of Montreal 0.300%, 06/02/22	10,000,000	10,000,630
Barclays Bank plc 0.180%, 04/07/22	2,000,000	1,999,714
Cooperatieve Rabobank UA 0.170%, 03/18/22	5,000,000	4,999,650
Credit Suisse (NY) 0.270%, 03/18/22	6,000,000	6,000,000
Goldman Sachs Bank USA 0.170%, 02/04/22	5,000,000	5,000,175
Mitsubishi UFJ Trust International Ltd. Zero Coupon, 03/15/22	1,000,000	999,580
Mizuho Bank, Ltd. 0.160%, 03/25/22	5,000,000	4,999,450
MUFG Bank Ltd. 0.250%, 05/04/22	5,000,000	5,000,050
National Australia Bank, Ltd. Zero Coupon, 04/25/22	2,000,000	1,998,460
Nationwide Building Society Zero Coupon, 01/04/22	3,000,000	2,999,940
Natixis S.A. (New York) 0.330%, 06/09/22	2,000,000	2,000,320
Oversea-Chinese Banking Corp., Ltd. Zero Coupon, 04/14/22	1,800,000	1,798,776
0.240%, 3M LIBOR + 0.020%, 03/25/22 (d)	4,000,000	4,000,004
Societe Generale 0.140%, 01/05/22	3,000,000	3,000,018
0.150%, 03/15/22	3,000,000	2,999,691
Sumitomo Mitsui Trust Bank, Ltd. Zero Coupon, 02/10/22	1,000,000	999,830

		58,796,288

Commercial Paper—1.9%
Macquarie Bank Ltd. 0.270%, 03/07/22	10,000,000	9,994,960
Skandinaviska Enskilda Banken AB 0.200%, 04/28/22	5,000,000	4,996,150
UBS AG 0.240%, 03/30/22	5,000,000	4,995,175
0.350%, 06/08/22	7,000,000	6,987,001

		26,973,286

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Schedule of Investments as of December 31, 2021

Securities Lending Reinvestments (c)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—15.7%
Barclays Bank plc Repurchase Agreement dated 12/31/21 at 0.350%, due on 02/04/22 with a maturity value of $5,001,701; collateralized by various Common Stock with an aggregate market value of $5,556,750.	5,000,000	$5,000,000
Barclays Capital, Inc. Repurchase Agreement dated 12/31/21 at 0.010%, due on 01/03/22 with a maturity value of $36,097,801; collateralized by U.S. Treasury Obligations at 0.000%, maturity dates ranging from 02/15/22 - 11/15/51, and an aggregate market value of $36,819,726.	36,097,771	36,097,771
BofA Securities, Inc. Repurchase Agreement dated 12/31/21 at 0.190%, due on 01/04/22 with a maturity value of $10,000,211; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 4.500%, maturity dates ranging from 02/15/22 - 02/15/45, and various Common Stock with an aggregate market value of $10,313,409.	10,000,000	10,000,000
Cantor Fitzgerald & Co. Repurchase Agreement dated 12/31/21 at 0.050%, due on 01/03/22 with a maturity value of $41,442,467; collateralized by U.S. Treasury and U.S. Government Agency Obligations with rates ranging from 0.000% - 6.062%, maturity dates ranging from 05/01/24 - 07/20/71, and an aggregate market value of $42,271,140.	41,442,295	41,442,295
Citigroup Global Markets, Inc. Repurchase Agreement dated 12/31/21 at 0.420%, due on 02/04/22 with a maturity value of $6,002,450; collateralized by various Common Stock with an aggregate market value of $6,600,000.	6,000,000	6,000,000
Repurchase Agreement dated 12/31/21 at 0.420%, due on 02/04/22 with a maturity value of $5,002,042; collateralized by U.S. Treasury Obligations at 0.125%, maturing 10/15/25, and various Common Stock with an aggregate market value of $5,490,690.	5,000,000	5,000,000
Deutsche Bank AG, London Repurchase Agreement dated 12/31/21 at 0.150%, due on 01/03/22 with a maturity value of $2,900,036; collateralized by Foreign Obligations with rates ranging from 0.375% - 1.875%, maturity dates ranging from 04/14/22 - 11/16/23, and an aggregate market value of $2,958,047.	2,900,000	2,900,000
Morgan Stanley & Co. LLC Repurchase Agreement dated 12/31/21 at 0.420%, due on 04/05/22 with a maturity value of $2,002,217; collateralized by U.S. Treasury Obligations at 1.500%, maturing 10/31/24, and various Common Stock with an aggregate market value of $2,198,327.	2,000,000	2,000,000
National Bank of Canada Repurchase Agreement dated 12/31/21 at 0.070%, due on 01/07/22 with a maturity value of $23,900,325; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 5.250%, maturity dates ranging from 01/31/22 - 11/15/51, and an aggregate market value of $24,388,352.	23,900,000	23,900,000

Repurchase Agreements—(Continued)
Repurchase Agreement dated 12/31/21 at 0.200%, due on 01/07/22 with a maturity value of $25,200,980; collateralized by various Common Stock with an aggregate market value of $28,005,305.	25,200,000	25,200,000
NBC Global Finance, Ltd. Repurchase Agreement dated 12/31/21 at 0.190%, due on 01/03/22 with a maturity value of $25,500,404; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 5.000%, maturity dates ranging from 04/30/22 - 02/15/49, and various Common Stock with an aggregate market value of $28,327,354.	25,500,000	25,500,000
Repurchase Agreement dated 12/31/21 at 0.235%, due on 01/07/22 with a maturity value of $2,200,101; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 5.000%, maturity dates ranging from 04/30/22 - 02/15/49, and various Common Stock with an aggregate market value of $2,443,929.	2,200,000	2,200,000
Repurchase Agreement dated 12/31/21 at 0.250%, due on 01/07/22 with a maturity value of $1,000,049; collateralized by U.S. Treasury Obligations with rates ranging from 0.139% - 2.250%, maturity dates ranging from 10/31/22 - 11/15/25, and various Common Stock with an aggregate market value of $1,111,210.	1,000,000	1,000,000
Societe Generale Repurchase Agreement dated 12/31/21 at 0.050%, due on 01/03/22 with a maturity value of $4,000,017; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 2.750%, maturity dates ranging from 01/31/22 - 02/15/45, and an aggregate market value of $4,080,119.	4,000,000	4,000,000
Repurchase Agreement dated 12/31/21 at 0.170%, due on 01/03/22 with a maturity value of $22,000,312; collateralized by various Common Stock with an aggregate market value of $24,445,060.	22,000,000	22,000,000
TD Prime Services LLC Repurchase Agreement dated 12/31/21 at 0.140%, due on 01/03/22 with a maturity value of $15,250,178; collateralized by various Common Stock with an aggregate market value of $16,856,811.	15,250,000	15,250,000

		227,490,066

Time Deposits—1.4%
National Bank of Canada 0.120%, OBFR + 0.050%, 01/07/22 (d)	15,000,000	15,000,000
Rabobank (New York) 0.050%, 01/03/22	5,000,000	5,000,000

		20,000,000

Mutual Funds—0.2%
AB Government Money Market Portfolio, Institutional Class 0.010% (e)	2,000,000	2,000,000
Allspring Government Money Market Fund, Select Class 0.030% (e)	100,000	100,000

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Schedule of Investments as of December 31, 2021

Securities Lending Reinvestments (c)—(Continued)

Security Description	Shares	Value

Mutual Funds—(Continued)
BlackRock Liquidity Funds FedFund, Institutional Shares 0.030% (e)	1,000,000	$1,000,000

		3,100,000

Total Securities Lending Reinvestments (Cost $336,365,937)		336,359,640

Total Investments—123.3% (Cost $1,463,977,270)		1,781,920,351
Other assets and liabilities (net)—(23.3)%		(336,411,049)

Net Assets—100.0%		$1,445,509,302

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of December 31, 2021, the market value of securities loaned was $329,814,924 and the collateral received consisted of cash in the amount of $336,351,052 and non-cash collateral with a value of $1,573,575. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Non-income producing security.
(c)	Represents investment of cash collateral received from securities on loan as of December 31, 2021.
(d)	Variable or floating rate security. The stated rate represents the rate at December 31, 2021. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(e)	The rate shown represents the annualized seven-day yield as of December 31, 2021.

Glossary of Abbreviations

Index Abbreviations

(LIBOR)—	London Interbank Offered Rate
(OBFR)—	U.S. Overnight Bank Funding Rate

Other Abbreviations

(ADR)—	American Depositary Receipt

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Schedule of Investments as of December 31, 2021

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2021:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$1,425,970,303	$—	$—	$1,425,970,303
Total Short-Term Investment*	—	19,590,408	—	19,590,408
Securities Lending Reinvestments
Certificates of Deposit	—	58,796,288	—	58,796,288
Commercial Paper	—	26,973,286	—	26,973,286
Repurchase Agreements	—	227,490,066	—	227,490,066
Time Deposits	—	20,000,000	—	20,000,000
Mutual Funds	3,100,000	—	—	3,100,000
Total Securities Lending Reinvestments	3,100,000	333,259,640	—	336,359,640
Total Investments	$1,429,070,303	$352,850,048	$—	$1,781,920,351

Collateral for Securities Loaned (Liability)	$—	$(336,351,052)	$—	$(336,351,052)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Statement of Assets and Liabilities

December 31, 2021

Assets
Investments at value (a) (b)	$1,781,920,351
Receivable for:
Fund shares sold	1,093,722
Dividends	205,373
Prepaid expenses	4,158

Total Assets	1,783,223,604
Liabilities
Collateral for securities loaned	336,351,052
Payables for:
Fund shares redeemed	75,892
Accrued Expenses:
Management fees	828,386
Distribution and service fees	49,531
Deferred trustees’ fees	203,129
Other expenses	206,312

Total Liabilities	337,714,302

Net Assets	$1,445,509,302

Net Assets Consist of:
Paid in surplus	$807,066,933
Distributable earnings (Accumulated losses)	638,442,369

Net Assets	$1,445,509,302

Net Assets
Class A	$1,142,082,030
Class B	188,689,925
Class D	103,708,792
Class E	11,028,555
Capital Shares Outstanding*
Class A	26,112,236
Class B	5,183,074
Class D	2,463,305
Class E	264,905
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$43.74
Class B	36.41
Class D	42.10
Class E	41.63

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,463,977,270.
(b)	Includes securities loaned at value of $329,814,924.

Statement of Operations

Year Ended December 31, 2021

Investment Income
Dividends (a)	$4,317,864
Securities lending income	234,743

Total investment income	4,552,607
Expenses
Management fees	10,249,109
Administration fees	61,361
Custodian and accounting fees	94,100
Distribution and service fees—Class B	481,794
Distribution and service fees—Class D	104,378
Distribution and service fees—Class E	17,332
Audit and tax services	44,902
Legal	39,973
Trustees’ fees and expenses	51,036
Shareholder reporting	85,577
Insurance	9,707
Miscellaneous	16,166

Total expenses	11,255,435
Less management fee waiver	(250,000)
Less broker commission recapture	(45,416)

Net expenses	10,960,019

Net Investment Loss	(6,407,412)

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on :
Investments	329,724,838
Foreign currency transactions	(36)

Net realized gain (loss)	329,724,802

Net change in unrealized depreciation on investments	(123,522,651)

Net realized and unrealized gain (loss)	206,202,151

Net Increase (Decrease) in Net Assets From Operations	$199,794,739

(a)	Net of foreign withholding taxes of $19,295.

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2021	Year Ended December 31, 2020
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$(6,407,412)	$(1,717,616)
Net realized gain (loss)	329,724,802	193,780,319
Net change in unrealized appreciation (depreciation)	(123,522,651)	158,426,733

Increase (decrease) in net assets from operations	199,794,739	350,489,436

From Distributions to Shareholders
Class A	(150,697,781)	(102,347,531)
Class B	(29,457,904)	(20,193,651)
Class D	(14,173,486)	(9,210,470)
Class E	(1,562,610)	(1,084,382)

Total distributions	(195,891,781)	(132,836,034)

Increase (decrease) in net assets from capital share transactions	27,852,243	(19,817,558)

Total increase (decrease) in net assets	31,755,201	197,835,844

Net Assets
Beginning of period	1,413,754,101	1,215,918,257

End of period	$1,445,509,302	$1,413,754,101

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2021		Year Ended December 31, 2020
	Shares	Value	Shares	Value
Class A
Sales	156,492	$7,023,279	212,974	$6,980,696
Reinvestments	3,713,597	150,697,781	3,109,922	102,347,531
Redemptions	(3,062,371)	(136,875,994)	(3,370,737)	(124,941,966)

Net increase (decrease)	807,718	$20,845,066	(47,841)	$(15,613,739)

Class B
Sales	374,155	$14,083,816	427,377	$13,182,106
Reinvestments	871,020	29,457,904	715,326	20,193,651
Redemptions	(1,060,438)	(40,144,628)	(1,134,466)	(36,500,905)

Net increase (decrease)	184,737	$3,397,092	8,237	$(3,125,148)

Class D
Sales	263,431	$11,616,000	76,439	$2,677,165
Reinvestments	362,679	14,173,486	288,820	9,210,470
Redemptions	(503,594)	(21,764,385)	(357,770)	(12,690,357)

Net increase (decrease)	122,516	$4,025,101	7,489	$(802,722)

Class E
Sales	9,567	$404,559	23,803	$834,980
Reinvestments	40,419	1,562,610	34,305	1,084,382
Redemptions	(55,496)	(2,382,185)	(62,942)	(2,195,311)

Net increase (decrease)	(5,510)	$(415,016)	(4,834)	$(275,949)

Increase (decrease) derived from capital shares transactions		$27,852,243		$(19,817,558)

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$44.02	$37.70	$32.45	$38.43	$31.41

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.18)	(0.04)	(0.01)	(0.03)	(0.02)
Net realized and unrealized gain (loss)	6.16	10.57	10.30	(1.60)	7.88

Total income (loss) from investment operations	5.98	10.53	10.29	(1.63)	7.86

Less Distributions
Distributions from net realized capital gains	(6.26)	(4.21)	(5.04)	(4.35)	(0.84)

Total distributions	(6.26)	(4.21)	(5.04)	(4.35)	(0.84)

Net Asset Value, End of Period	$43.74	$44.02	$37.70	$32.45	$38.43

Total Return (%) (b)	14.68	31.70	33.13	(5.64)	25.26

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.73	0.75	0.75	0.75	0.75
Net ratio of expenses to average net assets (%) (c)	0.71	0.73	0.73	0.73	0.73
Ratio of net investment income (loss) to average net assets (%)	(0.40)	(0.10)	(0.02)	(0.08)	(0.06)
Portfolio turnover rate (%)	55	64	60	44	31
Net assets, end of period (in millions)	$1,142.1	$1,114.0	$955.7	$799.0	$949.7

	Class B
	Year Ended December 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$37.72	$32.99	$28.97	$34.83	$28.61

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.24)	(0.11)	(0.09)	(0.11)	(0.10)
Net realized and unrealized gain (loss)	5.19	9.05	9.15	(1.40)	7.16

Total income (loss) from investment operations	4.95	8.94	9.06	(1.51)	7.06

Less Distributions
Distributions from net realized capital gains	(6.26)	(4.21)	(5.04)	(4.35)	(0.84)

Total distributions	(6.26)	(4.21)	(5.04)	(4.35)	(0.84)

Net Asset Value, End of Period	$36.41	$37.72	$32.99	$28.97	$34.83

Total Return (%) (b)	14.38	31.38	32.84	(5.90)	24.93

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.98	1.00	1.00	1.00	1.00
Net ratio of expenses to average net assets (%) (c)	0.96	0.98	0.98	0.98	0.98
Ratio of net investment income (loss) to average net assets (%)	(0.65)	(0.35)	(0.27)	(0.33)	(0.31)
Portfolio turnover rate (%)	55	64	60	44	31
Net assets, end of period (in millions)	$188.7	$188.5	$164.6	$144.9	$181.9
Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Financial Highlights

Selected per share data

	Class D
	Year Ended December 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$42.64	$36.68	$31.71	$37.69	$30.85

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.21)	(0.07)	(0.04)	(0.06)	(0.06)
Net realized and unrealized gain (loss)	5.93	10.24	10.05	(1.57)	7.74

Total income (loss) from investment operations	5.72	10.17	10.01	(1.63)	7.68

Less Distributions
Distributions from net realized capital gains	(6.26)	(4.21)	(5.04)	(4.35)	(0.84)

Total distributions	(6.26)	(4.21)	(5.04)	(4.35)	(0.84)

Net Asset Value, End of Period	$42.10	$42.64	$36.68	$31.71	$37.69

Total Return (%) (b)	14.54	31.59	33.01	(5.76)	25.14

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.83	0.85	0.85	0.85	0.85
Net ratio of expenses to average net assets (%) (c)	0.81	0.83	0.83	0.83	0.83
Ratio of net investment income (loss) to average net assets (%)	(0.50)	(0.20)	(0.12)	(0.18)	(0.16)
Portfolio turnover rate (%)	55	64	60	44	31
Net assets, end of period (in millions)	$103.7	$99.8	$85.6	$74.2	$89.6

	Class E
	Year Ended December 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$42.25	$36.40	$31.52	$37.50	$30.71

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.23)	(0.09)	(0.06)	(0.08)	(0.07)
Net realized and unrealized gain (loss)	5.87	10.15	9.98	(1.55)	7.70

Total income (loss) from investment operations	5.64	10.06	9.92	(1.63)	7.63

Less Distributions
Distributions from net realized capital gains	(6.26)	(4.21)	(5.04)	(4.35)	(0.84)

Total distributions	(6.26)	(4.21)	(5.04)	(4.35)	(0.84)

Net Asset Value, End of Period	$41.63	$42.25	$36.40	$31.52	$37.50

Total Return (%) (b)	14.48	31.53	32.92	(5.79)	25.09

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.88	0.90	0.90	0.90	0.90
Net ratio of expenses to average net assets (%) (c)	0.86	0.88	0.88	0.88	0.88
Ratio of net investment income (loss) to average net assets (%)	(0.55)	(0.25)	(0.17)	(0.23)	(0.21)
Portfolio turnover rate (%)	55	64	60	44	31
Net assets, end of period (in millions)	$11.0	$11.4	$10.0	$8.3	$10.4

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTII-13

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Notes to Financial Statements—December 31, 2021

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Frontier Mid Cap Growth Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered and offers four classes of shares: Class A, B, D and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2021 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820 - Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a

BHFTII-14

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

In December 2020, the Securities and Exchange Commission adopted Rule 2a-5, Good Faith Determinations of Fair Value, under the 1940 Act, which is intended to address valuation practices and the role of the board of directors with respect to the fair value of the investments of a registered investment company. Among other things, Rule 2a-5 will permit the Portfolio’s Board to designate the Portfolio’s primary investment adviser to perform the Portfolio’s fair value determinations, which will be subject to the Board’s oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the investment adviser’s fair value determinations. Compliance with Rule 2a-5 will not be required until September 2022. The Adviser continues to review Rule 2a-5 and its impact on the Adviser’s and the Portfolio’s valuation policies and related practices.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization

BHFTII-15

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. Book-tax differences are primarily due to adjustments to prior period accumulated balances. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2021, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2021, the Portfolio had direct investments in repurchase agreements with a gross value of $19,590,408. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $227,490,066. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2021.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2021 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2021 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2021.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2021. For all securities on loan, the remaining contractual maturity of the agreements is overnight and continuous.

BHFTII-16

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with Capital Institutional Services, Inc. (“CAPIS”). Under this arrangement, the Portfolio directs certain trades to CAPIS in return for a recapture credit. CAPIS issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 outbreak. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. In 2017, the UK Financial Conduct Authority (FCA) announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Various financial industry groups have been planning for the transition away from LIBOR and markets are developing in response to these new rates, but there are concerns around liquidity of the new rates and obstacles to converting certain securities

BHFTII-17

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

and transactions to new rates. Neither the effect of the transition process nor its ultimate success can yet be known. The transition process might, among other things, lead to increased volatility and illiquidity in markets for instruments whose terms include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of related transactions such as hedges, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Portfolio and may adversely affect the Portfolio’s performance or net asset value.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2021 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$794,794,380	$0	$964,793,112

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2021	% per annum	Average Daily Net Assets
$10,249,109	0.750%	Of the first $500 million
	0.700%	Of the next $500 million
	0.650%	On amounts in excess of $1 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Frontier Capital Management Company, LLC is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 30, 2021 to April 30, 2022, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.050%	On the first $500 million
0.025%	Over $850 million and less than $1 billion
(0.025)%	Over $1 billion and less than $1.15 billion

An identical agreement was in place for the period April 30, 2020 to April 30, 2021. Amounts waived for the year ended December 31, 2021 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E,

BHFTII-18

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2021 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2021 was as follows:

Cost basis of investments	$1,467,435,189

Gross unrealized appreciation	377,419,308
Gross unrealized (depreciation)	(62,934,146)

Net unrealized appreciation (depreciation)	$314,485,162

The tax character of distributions paid for the years ended December 31, 2021 and 2020 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2021	2020	2021	2020	2021	2020
$—	$—	$195,891,781	$132,836,034	$195,891,781	$132,836,034

As of December 31, 2021, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$54,882,986	$269,277,350	$314,485,162	$—	$638,645,498

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2021, the Portfolio had no accumulated capital losses.

8. Recent Accounting Pronouncement

In January 2021, the FASB issued Accounting Standards Update No. 2021-01 (“ASU 2021-01”), “Reference Rate Reform (Topic 848)”. ASU 2021-01 is an update of ASU 2020-04, which is in response to concerns about structural risks of interbank offered rates, and

BHFTII-19

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

particularly the risk of cessation of LIBOR, as regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The ASU 2021-01 update clarifies that certain optional expedients and exceptions in Topic 848 for contract modifications and hedge accounting apply to derivatives that are affected by the discounting transition. The amendments in this update are effective through December 31, 2022, for all entities. The expedients and exceptions provided by the amendments do not apply to contract modifications and hedging relationships entered into or evaluated after December 31, 2022, except for hedging transactions as of December 31, 2022, that an entity has elected certain optional expedients for and that are retained through the end of the hedging relationship. Management is currently evaluating the impact of the optional guidance on the Portfolio’s financial statements and disclosures.

BHFTII-20

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust II and Shareholders of the Frontier Mid Cap Growth Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Frontier Mid Cap Growth Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust II), as of December 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Frontier Mid Cap Growth Portfolio as of December 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2022

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTII-21

Brighthouse Funds Trust II

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, 125 High Street, Suite 732, Boston, Massachusetts 02110. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present); until 2016, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	74	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	74	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield and Merel, Ltd.	74	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	74	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Mid-Con Energy Partners, LP (energy);** Trustee, SharesPost 100 Fund (closed-end fund).** Until 2020, Director, Gainsco, Inc. (auto insurance).**

BHFTII-22

Brighthouse Funds Trust II

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	74	Trustee, HSBC Funds.**

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor).	74	Director and Chairman of the Board of Directors, First Eagle Alternative Capital BDC, Inc.;** Director, First Eagle Credit Opportunities Fund;** Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	Private Investor; Until 2020, President, True North Board Governance, LLC (consulting).	74	Until 2020, Lead Independent Trustee, BMT Investment Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2021-present); formerly Senior Vice President, Brighthouse Investment Advisers, LLC (2017-2021).

Dina Lee (1970)	Secretary, of Trust I and Trust II	From December 2021 (Trust I and Trust II) to present	Executive Vice President, Chief Legal Officer, Brighthouse Investment Advisers, LLC (2021-present); formerly, Associate General Counsel, Neuberger Berman Investment Advisers LLC (2017-2021).

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2013-present); Head of Funds Compliance, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017).

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., an affiliate of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 29 BHF II Portfolios.

BHFTII-23

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 30-December 1, 2021 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2022 through December 31, 2022.

The Board met with personnel of the Adviser on October 20-21, 2021 (the “October Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the October Meeting and the November Meeting are referred to collectively as, the “Meetings”). The Independent Trustees were advised by independent legal counsel throughout year, including during the contract renewal process, and met with independent legal counsel in executive sessions outside of the presence of management.

In considering the continuation of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of assisting the Board in the renewal process, along with various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled Board meetings. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process. The Board also reviewed information with respect to the effect of the ongoing COVID-19 pandemic on the operations of the Adviser and Sub-Advisers, and considered the Adviser’s assessments of the Sub-Advisers’ services and operations during the pandemic.

In considering the continuation of the Agreements, the Board also reviewed, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the October Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of the Sub-Advisory Agreements.

In approving the continuation of each Agreement, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs

BHFTII-24

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements —(Continued)

and personnel, trading practices, compliance programs and personnel, risk management, and liquidity risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct regular and periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Board regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered, based on the information provided, each Sub-Adviser’s current level of staffing, business continuity plan and information security program, including in light of the ongoing COVID-19 pandemic and the work-from-home environment. The Board also considered the Sub-Adviser’s compensation program for its personnel and its overall resources. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background, and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, actions taken in response to regulatory developments, including SEC rulemaking, and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser had been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). The Board considered that Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver

BHFTII-25

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements —(Continued)

agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *  *  *

Frontier Mid Cap Growth Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Frontier Capital Management Company, LLC regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe and the average of its Morningstar Category for the one-, three-, and five-year periods ended June 30, 2021. The Board further considered that the Portfolio outperformed its benchmark, the Russell Midcap Growth Index, for the one-year period ended October 31, 2021 and underperformed its benchmark for the three- and five-year periods ended October 31, 2021. The Board took into account management’s discussion of the Portfolio’s performance, including with respect to prevailing market conditions. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.

The Board also considered that the Portfolio’s actual management fees were above the Expense Group median and below the Expense Universe median and the Sub-advised Expense Universe median. The Board also considered that the Portfolio’s total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Universe and the Sub-advised Expense Group at the Portfolio’s current size. In addition, the Board considered that the Adviser had negotiated reductions to the Portfolio’s sub-advisory fee schedule and that the Adviser agreed to waive a portion of its advisory fee in order for contract holders to benefit from the lower sub-advisory fee effective January 1, 2022.

BHFTII-26

Brighthouse Funds Trust II

Jennison Growth Portfolio

Managed by Jennison Associates LLC

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2021, the Class A, B, and E shares of the Jennison Growth Portfolio returned 17.17%, 16.91%, and 17.00%, respectively. The Portfolio’s benchmark, the Russell 1000 Growth Index¹, returned 27.60%.

MARKET ENVIRONMENT / CONDITIONS

The U.S. economy expanded in 2021, as policymakers continued to support growth with extraordinary monetary and fiscal stimulus aimed at combating the effects of the pandemic.

Corporate earnings remained strong during 2021, finishing a year of robust recovery from pandemic lows. The effects of monetary and fiscal stimulus were visible in the record levels of household and corporate cash, which bolstered demand, and strengthened capital expenditure. While supply chains remained tight, the worst of the port and logistics congestion showed signs of easing as the year ended. Holiday shopping took place earlier than normal, but overall supply appeared to keep pace with the seasonal step-up in demand.

Employment continued to rebound, with minimum wage increases, bonus payments, and benefit enhancements instituted across a broad spectrum of industries to retain talent and encourage workers to return to the labor force. Despite these developments, “the Great Resignation” continued. Consumer confidence remained strong, though off its highs of the year, following the emergence of the Delta and, more recently, Omicron variants of COVID-19.

Equity markets were volatile throughout 2021, with strong growth and improving COVID-19 news supporting cyclical stocks for much of the year, and periodic pandemic setbacks sparking rallies in defensive growth and pandemic beneficiaries. Toward the end of the year, however, the narrative shifted toward inflation, and expectations of tighter monetary policy—ultimately confirmed by the U.S. Federal Reserve (the “Fed”)—led to a steep selloff in growth equities with high valuations.

Every sector in the Russell 1000 Growth Index generated positive returns in 2021. The Energy, Real Estate, Information Technology (“IT”), Communication Services, and Financials sectors outpaced the overall index, while the Health Care, Materials, Consumer Staples, Consumer Discretionary, and Industrials sectors lagged.

PORTFOLIO REVIEW / PERIOD END POSITIONING

While positive for the period, the Portfolio underperformed the Russell 1000 Growth Index meaningfully in 2021. There were several drivers behind this underperformance, including the highly concentrated nature of index returns. Specifically, the top five contributors in the Russell 1000 Growth Index—Apple, Microsoft, Alphabet, Tesla and Nvidia—accounted for more than 50% of the Index’s nearly 30% return. While the Portfolio had significant exposure to these names, the concentration of the benchmark in Apple and Microsoft in particular (roughly 22% as of December 31, 2021) led us to a consistent underweight position, which weighed on relative performance.

In addition, a shift in expectations around interest rates led to a correction in high-valuation tech stocks, where the Portfolio has meaningful exposure. Given the longer-term nature of these opportunities, we tend to establish small positions and build them over time, as the investment thesis plays out. Therefore, no individual name had a meaningful impact on the performance; rather, the sum total of our exposure to high-valuation tech stocks, particularly in the software-as-a-service (SaaS) space, was a meaningful detractor during the period.

Finally, a number of holdings reported earnings that missed consensus expectations in 2021, and as a group, these stocks detracted from performance. It is worth noting that the number and order of magnitude of the disappointments were not materially different from previous periods; however, the market reactions were more extreme. In the small number of cases that led to a loss of conviction in the growth thesis, we exited the position, as is our practice.

From a sector standpoint, stock selection in the IT, Communication Services, and Industrials sectors, along with an overweight allocation to Consumer Discretionary, detracted the most from the Portfolio’s relative returns. Stock selection in Consumer Staples, an underweight allocation to Industrials, and an overweight allocation to Communication Services, helped relative results.

IT holdings in the Portfolio lagged their Index counterparts and detracted the most from relative performance. Block (formerly Square), RingCentral, Twilio and Coupa Software were top detractors within the sector. Block’s stock price was challenged by tough year-over-year revenue growth comparisons, particularly related to its Cash app, following very strong results in 2020. Twilio came under pressure as organic growth (ex-recent acquisitions) slowed significantly. We exited the position in RingCentral due to competitive pressures and the company’s heavy reliance on third party partners for distribution. We exited the position in Coupa Software, as we viewed increased competition in enterprise cost savings as a headwind to the company meeting earnings expectations. Meanwhile, Nvidia, Microsoft, and Apple were standout performers in the IT sector. Nvidia posted an impressive gain on the back of compelling secular growth and positive earnings surprises. We remained positive on Apple and Microsoft; however, despite our significant positions, the benchmark’s high degree of concentration in these names led us to a consistent underweight position in both stocks, which hurt relative performance when they performed strongly.

Communication Services holdings in the Portfolio also underperformed their benchmark counterparts. Sea, Ltd. and Spotify were top detractors during the period. Sea, Ltd., a relatively new position in the Portfolio, is the leading Southeast-Asian e-commerce company, operating in three online platforms focused on digital

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Brighthouse Funds Trust II

Jennison Growth Portfolio

Managed by Jennison Associates LLC

Portfolio Manager Commentary*—(Continued)

entertainment (gaming), e-commerce, and digital payments. The stock came under pressure on concerns over slowing gaming revenues, losses from global expansion, and potential regulatory risks related to the company’s entry into Brazil. Spotify faced challenges with subscription growth and content costs. On the upside, Alphabet and Roblox outperformed during the period. Alphabet ended the year close to its all-time high, benefiting from the stability of its core business, along with strong growth in its cloud and YouTube segments. Roblox is a gaming and advertising platform that went public in March 2021. It provides an interactive experience for gamers and developers, allowing users to program games and play games created by other users. The company’s stock surged 50% in November following quarterly earnings that were well ahead of expectations and an investor day presentation that highlighted the company’s significant monetization potential and leadership opportunity in the realization of the “metaverse.” (Broadly speaking, the “metaverse” refers to virtual reality.)

Within Industrials, Uber was a top detractor from relative performance during the period as various jurisdictional challenges to its driver compensation models were a headwind for the stock price. Despite the headwind, at period end we remained shareholders of Uber as we continue to see strength in its revenue and ride sharing numbers.

An overweight allocation to Consumer Discretionary was another top detractor from relative performance during the period, although stock selection within the group was modestly positive. Competitive pressures weighed on MercadoLibre, which operates e-commerce platforms in Latin America that enable businesses, merchants and individuals to list merchandise and conduct sales and purchases online. The breadth of its product line and customer engagement is impressive and the company continues to record solid growth. Farfetch, a global online marketplace for luxury goods, and fitness company Peloton were also top detractors, and the Portfolio exited both positions during the period. Meanwhile, Tesla surged as it continued to exceed expectations around production, deliveries and profit margins. The company is a leader in the electric vehicle (“EV”) industry, and we believe Tesla should capture an important share of the rapidly-accelerating demand for EVs globally over the next several years. Two holdings on opposite ends of the retail spectrum, the luxury goods giant LVMH and discount retailer Target, outperformed during the period as well.

We conduct rigorous research to determine company, industry, and sector fundamentals and prospects over short and longer timeframes, projecting how we believe markets, industries, and businesses will change over time. We rely on this research to build the Portfolio through stock selection, based on individual company fundamentals. Sector allocation over the course of 2021 was largely stable, with weights in Consumer Discretionary increasing and allocations to IT and Industrials decreasing modestly. As of December 31, 2021, the Portfolio was overweight Consumer Discretionary and Communication Services, while underweight Industrials and Health Care, relative to the Russell 1000 Growth Index.

Kathleen A. McCarragher

Spiros “Sig” Segalas

Michael A. Del Balso

Blair Boyer

Natasha Kuhlkin

Rebecca Irwin

Portfolio Managers

Jennison Associates LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Russell 1000 Growth Index is an unmanaged measure of performance of the largest capitalized U.S. companies, within the Russell 1000 companies, that have higher price-to-book ratios and forecasted growth values.

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Brighthouse Funds Trust II

Jennison Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 1000 GROWTH INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2021

	1 Year	5 Year	10 Year
Jennison Growth Portfolio
Class A	17.17	27.45	20.50
Class B	16.91	27.14	20.21
Class E	17.00	27.26	20.32
Russell 1000 Growth Index	27.60	25.32	19.78

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2021

Top Holdings

% of Net Assets
Tesla, Inc.	8.7
Amazon.com, Inc.	6.3
Apple, Inc.	6.2
NVIDIA Corp.	5.8
Microsoft Corp.	5.4
Shopify, Inc.- Class A	4.3
Netflix, Inc.	3.4
Alphabet, Inc.- Class A	3.0
Alphabet, Inc.- Class C	2.9
Salesforce.com, Inc.	2.8

Top Sectors

% of Net Assets
Information Technology	43.2
Consumer Discretionary	28.7
Communication Services	15.6
Health Care	5.7
Consumer Staples	4.2
Industrials	1.6
Financials	1.0

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Brighthouse Funds Trust II

Jennison Growth Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2021 through December 31, 2021.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Jennison Growth Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period** July 1, 2021 to December 31, 2021
Class A (a)	Actual	0.53%	$1,000.00	$1,067.00	$2.76
	Hypothetical*	0.53%	$1,000.00	$1,022.53	$2.70

Class B (a)	Actual	0.78%	$1,000.00	$1,065.50	$4.06
	Hypothetical*	0.78%	$1,000.00	$1,021.27	$3.97

Class E (a)	Actual	0.68%	$1,000.00	$1,065.90	$3.54
	Hypothetical*	0.68%	$1,000.00	$1,021.78	$3.47

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

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Brighthouse Funds Trust II

Jennison Growth Portfolio

Schedule of Investments as of December 31, 2021

Common Stocks—100.0% of Net Assets

Security Description	Shares	Value

Automobiles—8.7%
Tesla, Inc. (a)	278,849	$294,682,046

Biotechnology—0.5%
BioNTech SE (ADR) (a)	67,441	17,386,290

Capital Markets—1.1%
Goldman Sachs Group, Inc. (The)	48,054	18,383,058
KKR & Co., Inc.	228,419	17,017,215

		35,400,273

Entertainment—5.4%
Netflix, Inc. (a)	189,244	114,008,156
ROBLOX Corp. - Class A (a) (b)	232,701	24,005,435
Sea, Ltd. (ADR) (a) (b)	100,461	22,474,130
Spotify Technology S.A. (a)	94,968	22,225,361

		182,713,082

Food & Staples Retailing—2.2%
Costco Wholesale Corp.	128,660	73,040,282

Health Care Equipment & Supplies—2.2%
DexCom, Inc. (a)	65,319	35,073,037
Intuitive Surgical, Inc. (a)	106,463	38,252,156

		73,325,193

Hotels, Restaurants & Leisure—2.7%
Airbnb, Inc. - Class A (a)	278,643	46,391,273
Chipotle Mexican Grill, Inc. (a)	26,507	46,340,863

		92,732,136

Interactive Media & Services—10.2%
Alphabet, Inc. - Class A (a)	34,625	100,310,010
Alphabet, Inc. - Class C (a)	33,490	96,906,329
Match Group, Inc. (a) (b)	280,571	37,105,515
Meta Platforms, Inc. - Class A (a)	206,096	69,320,390
Snap, Inc. - Class A (a) (b)	889,014	41,810,328

		345,452,572

Internet & Direct Marketing Retail—7.5%
Amazon.com, Inc. (a)	63,564	211,943,988
MercadoLibre, Inc. (a)	29,492	39,767,013

		251,711,001

IT Services—14.5%
Adyen NV (a)	23,950	62,658,543
Block, Inc. (a) (b)	260,266	42,035,562
MasterCard, Inc. - Class A	146,478	52,632,475
Okta, Inc. (a) (b)	80,715	18,093,881
PayPal Holdings, Inc. (a)	210,432	39,683,266
Shopify, Inc. - Class A (a)	105,492	145,303,626
Snowflake, Inc. - Class A (a)	114,967	38,945,071
Twilio, Inc. - Class A (a) (b)	103,108	27,152,461
Visa, Inc. - Class A (b)	284,284	61,607,186

		488,112,071

Life Sciences Tools & Services—1.6%
Danaher Corp.	165,848	54,565,650

Multiline Retail—1.3%
Target Corp. (b)	185,468	42,924,714

Personal Products—2.0%
Estee Lauder Cos., Inc. (The) - Class A	184,892	68,447,018

Pharmaceuticals—1.4%
Eli Lilly and Co. (b)	173,138	47,824,178

Road & Rail—1.6%
Uber Technologies, Inc. (a)	1,249,375	52,386,294

Semiconductors & Semiconductor Equipment—5.8%
NVIDIA Corp.	666,078	195,900,201

Software—16.7%
Adobe, Inc. (a) (b)	155,650	88,262,889
Atlassian Corp. plc - Class A (a) (b)	166,521	63,492,792
Crowdstrike Holdings, Inc. - Class A (a) (b)	218,215	44,679,521
HubSpot, Inc. (a) (b)	25,966	17,115,489
Microsoft Corp.	543,001	182,622,097
Salesforce.com, Inc. (a)	374,071	95,062,663
Trade Desk, Inc. (The) - Class A (a) (b)	351,683	32,228,230
Workday, Inc. - Class A (a)	144,604	39,502,921

		562,966,602

Specialty Retail—2.6%
Home Depot, Inc. (The)	103,534	42,967,645
TJX Cos., Inc. (The)	597,565	45,367,135

		88,334,780

Technology Hardware, Storage & Peripherals—6.2%
Apple, Inc.	1,187,186	210,808,618

Textiles, Apparel & Luxury Goods—5.8%
Kering S.A.	41,085	32,966,332
Lululemon Athletica, Inc. (a)	100,152	39,204,500
LVMH Moet Hennessy Louis Vuitton SE	87,286	72,028,439
NIKE, Inc. - Class B	314,847	52,475,549

		196,674,820

Total Common Stocks (Cost $1,582,105,014)		3,375,387,821

Short-Term Investment—0.1%

Repurchase Agreement—0.1%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/21 at 0.000%, due on 01/03/22 with a maturity value of $1,873,300; collateralized by U.S. Treasury Note at 1.375%, maturing 12/31/28, with a market value of $1,910,807.	1,873,300	1,873,300

Total Short-Term Investments (Cost $1,873,300)		1,873,300

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

Jennison Growth Portfolio

Schedule of Investments as of December 31, 2021

Securities Lending Reinvestments (c)—8.2%

Security Description	Principal Amount*	Value

Certificates of Deposit—2.0%
Bank of Montreal 0.300%, 06/02/22	6,000,000	$6,000,378
Cooperatieve Rabobank UA 0.170%, 03/18/22	7,000,000	6,999,510
Credit Industriel et Commercial Zero Coupon, 04/14/22	6,000,000	5,995,920
Goldman Sachs Bank USA 0.170%, 02/04/22	6,000,000	6,000,210
Mitsubishi UFJ Trust International Ltd. Zero Coupon, 03/15/22	1,000,000	999,580
Mizuho Bank, Ltd. 0.160%, 03/25/22	5,000,000	4,999,450
MUFG Bank Ltd. 0.250%, 05/04/22	5,000,000	5,000,050
National Australia Bank, Ltd. 0.160%, 03/02/22	5,000,000	4,999,750
Nationwide Building Society Zero Coupon, 01/04/22	3,000,000	2,999,940
Oversea-Chinese Banking Corp., Ltd. Zero Coupon, 04/14/22	1,500,000	1,498,980
0.240%, 3M LIBOR + 0.020%, 03/25/22 (d)	4,000,000	4,000,004
Societe Generale 0.140%, 01/05/22	4,000,000	4,000,024
0.150%, 03/15/22	3,000,000	2,999,691
Sumitomo Mitsui Banking Corp. 0.150%, SOFR + 0.100%, 03/15/22 (d)	5,000,000	4,999,145
Sumitomo Mitsui Trust Bank, Ltd. Zero Coupon, 02/10/22	2,000,000	1,999,660
Zero Coupon, 03/21/22	4,000,000	3,998,160

		67,490,452

Commercial Paper—0.5%
Macquarie Bank Ltd. 0.270%, 03/07/22	3,000,000	2,998,488
Skandinaviska Enskilda Banken AB 0.200%, 04/28/22	5,000,000	4,996,150
Thunder Bay Funding LLC 0.230%, 03/04/22	3,000,000	2,998,740
UBS AG 0.240%, 03/30/22	5,000,000	4,995,175

		15,988,553

Repurchase Agreements—5.3%
Barclays Capital, Inc. Repurchase Agreement dated 12/31/21 at 0.010%, due on 01/03/22 with a maturity value of $29,696,007; collateralized by U.S. Treasury Obligations at 0.000%, maturity dates ranging from 02/15/22 - 11/15/51, and an aggregate market value of $30,289,902.	29,695,982	29,695,982
BofA Securities, Inc. Repurchase Agreement dated 12/31/21 at 0.190%, due on 01/04/22 with a maturity value of $15,000,317; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 4.500%, maturity dates ranging from 02/15/22 - 02/15/45, and various Common Stock with an aggregate market value of $15,470,114.	15,000,000	15,000,000

Repurchase Agreements—(Continued)
Repurchase Agreement dated 12/31/21 at 0.350%, due on 02/04/22 with a maturity value of $5,001,701; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 4.375%, maturity dates ranging from 01/15/22 - 11/15/43, and various Common Stock with an aggregate market value of $5,169,123.	5,000,000	5,000,000
Citigroup Global Markets, Inc. Repurchase Agreement dated 12/31/21 at 0.420%, due on 02/04/22 with a maturity value of $8,003,267; collateralized by various Common Stock with an aggregate market value of $8,800,000.	8,000,000	8,000,000
Repurchase Agreement dated 12/31/21 at 0.420%, due on 02/04/22 with a maturity value of $7,002,858; collateralized by U.S. Treasury Obligations at 0.125%, maturing 10/15/25, and various Common Stock with an aggregate market value of $7,686,965.	7,000,000	7,000,000
Deutsche Bank AG, London Repurchase Agreement dated 12/31/21 at 0.150%, due on 01/03/22 with a maturity value of $1,800,023; collateralized by Foreign Obligations with rates ranging from 0.375% - 1.875%, maturity dates ranging from 04/14/22 - 11/16/23, and an aggregate market value of $1,836,029.	1,800,000	1,800,000
Morgan Stanley & Co. LLC Repurchase Agreement dated 12/31/21 at 0.420%, due on 04/05/22 with a maturity value of $2,002,217; collateralized by U.S. Treasury Obligations at 1.500%, maturing 10/31/24, and various Common Stock with an aggregate market value of $2,198,327.	2,000,000	2,000,000
National Bank of Canada Repurchase Agreement dated 12/31/21 at 0.070%, due on 01/07/22 with a maturity value of $21,500,293; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 5.250%, maturity dates ranging from 01/31/22 - 11/15/51, and an aggregate market value of $21,939,312.	21,500,000	21,500,000
Repurchase Agreement dated 12/31/21 at 0.200%, due on 01/07/22 with a maturity value of $26,001,011; collateralized by various Common Stock with an aggregate market value of $28,894,362.	26,000,000	26,000,000
NBC Global Finance, Ltd. Repurchase Agreement dated 12/31/21 at 0.190%, due on 01/03/22 with a maturity value of $10,000,158; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 5.000%, maturity dates ranging from 04/30/22 - 02/15/49, and various Common Stock with an aggregate market value of $11,108,766.	10,000,000	10,000,000
Repurchase Agreement dated 12/31/21 at 0.235%, due on 01/07/22 with a maturity value of $3,200,146; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 5.000%, maturity dates ranging from 04/30/22 - 02/15/49, and various Common Stock with an aggregate market value of $3,554,805.	3,200,000	3,200,000
Royal Bank of Canada Toronto Repurchase Agreement dated 12/31/21 at 0.320%, due on 02/04/22 with a maturity value of $5,001,556; collateralized by various Common Stock with an aggregate market value of $5,555,605.	5,000,000	5,000,000

See accompanying notes to financial statements.

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Brighthouse Funds Trust II

Jennison Growth Portfolio

Schedule of Investments as of December 31, 2021

Securities Lending Reinvestments (c)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
Societe Generale Repurchase Agreement dated 12/31/21 at 0.050%, due on 01/03/22 with a maturity value of $15,000,063; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 2.750%, maturity dates ranging from 01/31/22 - 02/15/45, and an aggregate market value of $15,300,448.	15,000,000	$15,000,000
Repurchase Agreement dated 12/31/21 at 0.173%, due on 01/03/22 with a maturity value of $15,000,216; collateralized by U.S. Treasury Obligations at 0.750%, maturing 04/30/26, and various Common Stock with an aggregate market value of $16,668,712.	15,000,000	15,000,000
Repurchase Agreement dated 12/31/21 at 0.200%, due on 01/07/22 with a maturity value of $4,065,199; collateralized by various Common Stock with an aggregate market value of $4,516,826.	4,065,041	4,065,041
TD Prime Services LLC Repurchase Agreement dated 12/31/21 at 0.140%, due on 01/03/22 with a maturity value of $10,000,117; collateralized by various Common Stock with an aggregate market value of $11,053,646.	10,000,000	10,000,000

		178,261,023

Time Deposits—0.4%
National Bank of Canada 0.120%, OBFR + 0.050%, 01/07/22 (d)	10,000,000	10,000,000
Rabobank (New York) 0.050%, 01/03/22	5,000,000	5,000,000

		15,000,000

Total Securities Lending Reinvestments (Cost $276,746,718)		276,740,028

Total Investments—108.3% (Cost $1,860,725,032)		3,654,001,149
Other assets and liabilities (net)—(8.3)%		(279,084,378)

Net Assets—100.0%		$3,374,916,771

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2021, the market value of securities loaned was $268,708,426 and the collateral received consisted of cash in the amount of $276,730,432. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(c)	Represents investment of cash collateral received from securities on loan as of December 31, 2021.
(d)	Variable or floating rate security. The stated rate represents the rate at December 31, 2021. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.

Glossary of Abbreviations

Index Abbreviations

(LIBOR)—	London Interbank Offered Rate
(OBFR)—	U.S. Overnight Bank Funding Rate
(SOFR)—	Secured Overnight Financing Rate

Other Abbreviations

(ADR)—	American Depositary Receipt

See accompanying notes to financial statements.

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Brighthouse Funds Trust II

Jennison Growth Portfolio

Schedule of Investments as of December 31, 2021

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2021:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Automobiles	$294,682,046	$—	$—	$294,682,046
Biotechnology	17,386,290	—	—	17,386,290
Capital Markets	35,400,273	—	—	35,400,273
Entertainment	182,713,082	—	—	182,713,082
Food & Staples Retailing	73,040,282	—	—	73,040,282
Health Care Equipment & Supplies	73,325,193	—	—	73,325,193
Hotels, Restaurants & Leisure	92,732,136	—	—	92,732,136
Interactive Media & Services	345,452,572	—	—	345,452,572
Internet & Direct Marketing Retail	251,711,001	—	—	251,711,001
IT Services	425,453,528	62,658,543	—	488,112,071
Life Sciences Tools & Services	54,565,650	—	—	54,565,650
Multiline Retail	42,924,714	—	—	42,924,714
Personal Products	68,447,018	—	—	68,447,018
Pharmaceuticals	47,824,178	—	—	47,824,178
Road & Rail	52,386,294	—	—	52,386,294
Semiconductors & Semiconductor Equipment	195,900,201	—	—	195,900,201
Software	562,966,602	—	—	562,966,602
Specialty Retail	88,334,780	—	—	88,334,780
Technology Hardware, Storage & Peripherals	210,808,618	—	—	210,808,618
Textiles, Apparel & Luxury Goods	91,680,049	104,994,771	—	196,674,820
Total Common Stocks	3,207,734,507	167,653,314	—	3,375,387,821
Total Short-Term Investment*	—	1,873,300	—	1,873,300
Total Securities Lending Reinvestments*	—	276,740,028	—	276,740,028
Total Investments	$3,207,734,507	$446,266,642	$—	$3,654,001,149

Collateral for Securities Loaned (Liability)	$—	$(276,730,432)	$—	$(276,730,432)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

Jennison Growth Portfolio

Statement of Assets and Liabilities

December 31, 2021

Assets
Investments at value (a)(b)	$3,654,001,149
Receivable for:
Fund shares sold	383,540
Dividends	277,872
Prepaid expenses	9,365

Total Assets	3,654,671,926

Liabilities
Collateral for securities loaned	276,730,432
Payables for:
Fund shares redeemed	722,573
Accrued Expenses:
Management fees	1,460,264
Distribution and service fees	272,058
Deferred trustees’ fees	223,614
Other expenses	346,214

Total Liabilities	279,755,155

Net Assets	$3,374,916,771

Net Assets Consist of:
Paid in surplus	$988,858,449
Distributable earnings (Accumulated losses)	2,386,058,322

Net Assets	$3,374,916,771

Net Assets
Class A	$2,085,970,841
Class B	1,270,164,355
Class E	18,781,575
Capital Shares Outstanding*
Class A	100,057,821
Class B	62,979,537
Class E	913,863
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$20.85
Class B	20.17
Class E	20.55

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,860,725,032.
(b)	Includes securities loaned at value of $268,708,426.

Statement of Operations

Year Ended December 31, 2021

Investment Income
Dividends (a)	$8,740,012
Securities lending income	327,434

Total investment income	9,067,446

Expenses
Management fees	20,146,108
Administration fees	122,741
Custodian and accounting fees	211,535
Distribution and service fees—Class B	3,165,443
Distribution and service fees—Class E	29,515
Audit and tax services	44,902
Legal	39,973
Trustees’ fees and expenses	51,036
Shareholder reporting	85,779
Insurance	23,264
Miscellaneous	24,055

Total expenses	23,944,351
Less management fee waiver	(2,733,980)
Less broker commission recapture	(33,412)

Net expenses	21,176,959

Net Investment Loss	(12,109,513)

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on :
Investments	595,132,010
Foreign currency transactions	15,652

Net realized gain (loss)	595,147,662

Net change in unrealized appreciation (depreciation) on:
Investments	(35,675,275)
Foreign currency transactions	(23,519)

Net change in unrealized appreciation (depreciation)	(35,698,794)

Net realized and unrealized gain (loss)	559,448,868

Net Increase (Decrease) in Net Assets From Operations	$547,339,355

(a)	Net of foreign withholding taxes of $239,253.

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

Jennison Growth Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2021	Year Ended December 31, 2020
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$(12,109,513)	$(3,694,272)
Net realized gain (loss)	595,147,662	718,652,404
Net change in unrealized appreciation (depreciation)	(35,698,794)	632,906,173

Increase (decrease) in net assets from operations	547,339,355	1,347,864,305

From Distributions to Shareholders
Class A	(445,542,496)	(212,633,581)
Class B	(269,720,419)	(114,849,903)
Class E	(4,090,038)	(1,810,665)

Total distributions	(719,352,953)	(329,294,149)

Increase (decrease) in net assets from capital share transactions	165,443,889	(437,698,747)

Total increase (decrease) in net assets	(6,569,709)	580,871,409

Net Assets
Beginning of period	3,381,486,480	2,800,615,071

End of period	$3,374,916,771	$3,381,486,480

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2021		Year Ended December 31, 2020
	Shares	Value	Shares	Value
Class A
Sales	3,374,302	$72,777,431	5,069,702	$92,410,368
Reinvestments	24,174,851	445,542,496	12,801,540	212,633,581
Redemptions	(21,812,875)	(464,676,384)	(37,840,271)	(689,327,096)

Net increase (decrease)	5,736,278	$53,643,543	(19,969,029)	$(384,283,147)

Class B
Sales	4,894,870	$104,092,844	6,929,764	$123,551,164
Reinvestments	15,101,927	269,720,419	7,072,038	114,849,903
Redemptions	(12,533,029)	(261,274,873)	(16,165,100)	(292,139,602)

Net increase (decrease)	7,463,768	$112,538,390	(2,163,298)	$(53,738,535)

Class E
Sales	93,617	$2,048,836	275,036	$5,025,166
Reinvestments	224,851	4,090,038	110,004	1,810,665
Redemptions	(322,188)	(6,876,918)	(356,599)	(6,512,896)

Net increase (decrease)	(3,720)	$(738,044)	28,441	$322,935

Increase (decrease) derived from capital shares transactions		$165,443,889		$(437,698,747)

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

Jennison Growth Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$22.63	$16.32	$14.50	$16.85	$13.25

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.06)	(0.01)	0.04	0.07	0.06
Net realized and unrealized gain (loss)	3.29	8.49	4.38	0.35	4.71

Total income (loss) from investment operations	3.23	8.48	4.42	0.42	4.77

Less Distributions
Distributions from net investment income	0.00	(0.04)	(0.08)	(0.06)	(0.05)
Distributions from net realized capital gains	(5.01)	(2.13)	(2.52)	(2.71)	(1.12)

Total distributions	(5.01)	(2.17)	(2.60)	(2.77)	(1.17)

Net Asset Value, End of Period	$20.85	$22.63	$16.32	$14.50	$16.85

Total Return (%) (b)	17.17	56.80	32.83	0.35	37.32

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.61	0.62	0.62	0.62	0.62
Net ratio of expenses to average net assets (%) (c)	0.53	0.54	0.54	0.54	0.54
Ratio of net investment income (loss) to average net assets (%)	(0.26)	(0.04)	0.25	0.44	0.36
Portfolio turnover rate (%)	23	34	25	26	35
Net assets, end of period (in millions)	$2,086.0	$2,134.3	$1,864.7	$1,625.6	$1,986.1

	Class B
	Year Ended December 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$22.09	$15.98	$14.24	$16.59	$13.06

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.11)	(0.05)	0.00 (d)	0.03	0.02
Net realized and unrealized gain (loss)	3.20	8.29	4.29	0.35	4.64

Total income (loss) from investment operations	3.09	8.24	4.29	0.38	4.66

Less Distributions
Distributions from net investment income	0.00	0.00 (e)	(0.03)	(0.02)	(0.01)
Distributions from net realized capital gains	(5.01)	(2.13)	(2.52)	(2.71)	(1.12)

Total distributions	(5.01)	(2.13)	(2.55)	(2.73)	(1.13)

Net Asset Value, End of Period	$20.17	$22.09	$15.98	$14.24	$16.59

Total Return (%) (b)	16.91	56.37	32.49	0.11	36.99

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.86	0.87	0.87	0.87	0.87
Net ratio of expenses to average net assets (%) (c)	0.78	0.79	0.79	0.79	0.79
Ratio of net investment income (loss) to average net assets (%)	(0.51)	(0.29)	0.00 (f)	0.19	0.11
Portfolio turnover rate (%)	23	34	25	26	35
Net assets, end of period (in millions)	$1,270.2	$1,226.6	$921.5	$788.7	$887.0

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

Jennison Growth Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$22.40	$16.17	$14.39	$16.74	$13.17

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.09)	(0.04)	0.02	0.05	0.03
Net realized and unrealized gain (loss)	3.25	8.42	4.33	0.35	4.69

Total income (loss) from investment operations	3.16	8.38	4.35	0.40	4.72

Less Distributions
Distributions from net investment income	0.00	(0.02)	(0.05)	(0.04)	(0.03)
Distributions from net realized capital gains	(5.01)	(2.13)	(2.52)	(2.71)	(1.12)

Total distributions	(5.01)	(2.15)	(2.57)	(2.75)	(1.15)

Net Asset Value, End of Period	$20.55	$22.40	$16.17	$14.39	$16.74

Total Return (%) (b)	17.00	56.60	32.56	0.22	37.12

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.76	0.77	0.77	0.77	0.77
Net ratio of expenses to average net assets (%) (c)	0.68	0.69	0.69	0.69	0.69
Ratio of net investment income (loss) to average net assets (%)	(0.41)	(0.19)	0.10	0.28	0.21
Portfolio turnover rate (%)	23	34	25	26	35
Net assets, end of period (in millions)	$18.8	$20.6	$14.4	$12.3	$13.5

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
(d)	Net investment income (loss) was less than $0.01.
(e)	Distributions from net investment income were less than $0.01.
(f)	Ratio of net investment income (loss) to average net assets was less than 0.01%.

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

Jennison Growth Portfolio

Notes to Financial Statements—December 31, 2021

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Jennison Growth Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered and offers three classes of shares: Class A, B and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2021 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a

BHFTII-13

Brighthouse Funds Trust II

Jennison Growth Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

In December 2020, the Securities and Exchange Commission adopted Rule 2a-5, Good Faith Determinations of Fair Value, under the 1940 Act, which is intended to address valuation practices and the role of the board of directors with respect to the fair value of the investments of a registered investment company. Among other things, Rule 2a-5 will permit the Portfolio’s Board to designate the Portfolio’s primary investment adviser to perform the Portfolio’s fair value determinations, which will be subject to the Board’s oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the investment adviser’s fair value determinations. Compliance with Rule 2a-5 will not be required until September 2022. The Adviser continues to review Rule 2a-5 and its impact on the Adviser’s and the Portfolio’s valuation policies and related practices.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization

BHFTII-14

Brighthouse Funds Trust II

Jennison Growth Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. Book-tax differences are primarily due to net operating losses and adjustments to prior period accumulated balances. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2021, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2021, the Portfolio had direct investments in repurchase agreements with a gross value of $1,873,300. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $178,261,023. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2021.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2021 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2021 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2021.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

BHFTII-15

Brighthouse Funds Trust II

Jennison Growth Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2021. For all securities on loan, the remaining contractual maturity of the agreements is overnight and continuous.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with Capital Institutional Services, Inc. (“CAPIS”). Under this arrangement, the Portfolio directs certain trades to CAPIS in return for a recapture credit. CAPIS issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 outbreak. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. In 2017, the UK Financial Conduct Authority (FCA) announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major

BHFTII-16

Brighthouse Funds Trust II

Jennison Growth Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

currencies. Various financial industry groups have been planning for the transition away from LIBOR and markets are developing in response to these new rates, but there are concerns around liquidity of the new rates and obstacles to converting certain securities and transactions to new rates. Neither the effect of the transition process nor its ultimate success can yet be known. The transition process might, among other things, lead to increased volatility and illiquidity in markets for instruments whose terms include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of related transactions such as hedges, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Portfolio and may adversely affect the Portfolio’s performance or net asset value.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2021 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$ 0	$772,369,253	$0	$1,315,596,710

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2021	% per annum	Average Daily Net Assets
$20,146,108	0.700%	Of the first $200 million
	0.650%	Of the next $300 million
	0.600%	Of the next $1.5 billion
	0.550%	On amounts in excess of $2 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Jennison Associates LLC is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 30, 2021 to April 30, 2022, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.100%	Of the first $ 200 million
0.050%	On the next $ 800 million
0.100%	On the next $1 billion
0.080%	On amounts in excess of $2 billion

An identical expense agreement was in place for the period April 30, 2020 to April 30, 2021. Amounts waived for the year ended December 31, 2021 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

BHFTII-17

Brighthouse Funds Trust II

Jennison Growth Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2021 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2021 was as follows:

Cost basis of investments	$1,861,695,257

Gross unrealized appreciation	1,856,668,318
Gross unrealized (depreciation)	(64,362,426)

Net unrealized appreciation (depreciation)	$1,792,305,892

The tax character of distributions paid for the years ended December 31, 2021 and 2020 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2021	2020	2021	2020	2021	2020
$—	$4,126,813	$719,352,953	$325,167,336	$719,352,953	$329,294,149

As of December 31, 2021, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$—	$593,981,840	$1,792,300,097	$—	$2,386,281,937

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

BHFTII-18

Brighthouse Funds Trust II

Jennison Growth Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

As of December 31, 2021, the Portfolio had no accumulated capital losses.

8. Recent Accounting Pronouncement

In January 2021, the FASB issued Accounting Standards Update No. 2021-01 (“ASU 2021-01”), “Reference Rate Reform (Topic 848)”. ASU 2021-01 is an update of ASU 2020-04, which is in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, as regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The ASU 2021-01 update clarifies that certain optional expedients and exceptions in Topic 848 for contract modifications and hedge accounting apply to derivatives that are affected by the discounting transition. The amendments in this update are effective through December 31, 2022, for all entities. The expedients and exceptions provided by the amendments do not apply to contract modifications and hedging relationships entered into or evaluated after December 31, 2022, except for hedging transactions as of December 31, 2022, that an entity has elected certain optional expedients for and that are retained through the end of the hedging relationship. Management is currently evaluating the impact of the optional guidance on the Portfolio’s financial statements and disclosures.

BHFTII-19

Brighthouse Funds Trust II

Jennison Growth Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust II and Shareholders of the Jennison Growth Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Jennison Growth Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust II), as of December 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Jennison Growth Portfolio as of December 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2022

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTII-20

Brighthouse Funds Trust II

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, 125 High Street, Suite 732, Boston, Massachusetts 02110. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present); until 2016, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	74	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	74	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield and Merel, Ltd.	74	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	74	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Mid-Con Energy Partners, LP (energy);** Trustee, SharesPost 100 Fund (closed-end fund).** Until 2020, Director, Gainsco, Inc. (auto insurance).**

BHFTII-21

Brighthouse Funds Trust II

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	74	Trustee, HSBC Funds.**

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor).	74	Director and Chairman of the Board of Directors, First Eagle Alternative Capital BDC, Inc.;** Director, First Eagle Credit Opportunities Fund;** Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	Private Investor; Until 2020, President, True North Board Governance, LLC (consulting).	74	Until 2020, Lead Independent Trustee, BMT Investment Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2021-present); formerly Senior Vice President, Brighthouse Investment Advisers, LLC (2017-2021).

Dina Lee (1970)	Secretary, of Trust I and Trust II	From December 2021 (Trust I and Trust II) to present	Executive Vice President, Chief Legal Officer, Brighthouse Investment Advisers, LLC (2021-present); formerly, Associate General Counsel, Neuberger Berman Investment Advisers LLC (2017-2021).

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2013-present); Head of Funds Compliance, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017).

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., an affiliate of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 29 BHF II Portfolios.

BHFTII-22

Brighthouse Funds Trust II

Jennison Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 30-December 1, 2021 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2022 through December 31, 2022.

The Board met with personnel of the Adviser on October 20-21, 2021 (the “October Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the October Meeting and the November Meeting are referred to collectively as, the “Meetings”). The Independent Trustees were advised by independent legal counsel throughout year, including during the contract renewal process, and met with independent legal counsel in executive sessions outside of the presence of management.

In considering the continuation of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of assisting the Board in the renewal process, along with various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled Board meetings. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process. The Board also reviewed information with respect to the effect of the ongoing COVID-19 pandemic on the operations of the Adviser and Sub-Advisers, and considered the Adviser’s assessments of the Sub-Advisers’ services and operations during the pandemic.

In considering the continuation of the Agreements, the Board also reviewed, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the October Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of the Sub-Advisory Agreements.

In approving the continuation of each Agreement, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs

BHFTII-23

Brighthouse Funds Trust II

Jennison Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements —(Continued)

and personnel, trading practices, compliance programs and personnel, risk management, and liquidity risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct regular and periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Board regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered, based on the information provided, each Sub-Adviser’s current level of staffing, business continuity plan and information security program, including in light of the ongoing COVID-19 pandemic and the work-from-home environment. The Board also considered the Sub-Adviser’s compensation program for its personnel and its overall resources. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background, and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, actions taken in response to regulatory developments, including SEC rulemaking, and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser had been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). The Board considered that Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver

BHFTII-24

Brighthouse Funds Trust II

Jennison Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements —(Continued)

agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *  *  *

Jennison Growth Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Jennison Associates LLC regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and the average of its Morningstar Category for the one-, three-, and five-year periods ended June 30, 2021. The Board further considered that the Portfolio outperformed its benchmark, the Russell 1000 Growth Index, for the three- and five-year periods ended October 31, 2021 and underperformed its benchmark for the one-year period ended October 31, 2021. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-l fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were above the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Universe and the Sub-advised Expense Group at the Portfolio’s current size.

BHFTII-25

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Managed By Loomis Sayles & Company, L.P.

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2021, the Class A, B, and E shares of the Loomis Sayles Small Cap Core Portfolio returned 21.95%, 21.64%, and 21.77%, respectively. The Portfolio’s benchmark, the Russell 2000 Index¹, returned 14.82%.

MARKET ENVIRONMENT / CONDITIONS

For the year, the domestic equity market was notable for the outperformance of large-cap stocks over smaller-cap stocks, with the S&P 500 Index up 28.71% versus a 14.82% return for the small cap Russell 2000 Index. Growth stocks performed well within the large cap segment, but drastically lagged value stocks within smaller cap indices. With a market sentiment shift towards lower risk stocks during the second half of the year, small cap value outperformed small growth, and widened the performance lead built during the first six months. Small cap Health Care stocks (the largest sector weight in the Russell 2000 Growth Index) significantly underperformed for the last six months of the period, while traditional value sectors such as Real Estate and Utilities outperformed. The net result for the year was that small cap value stocks were the near the best performing domestic equity market segment, while small cap growth stocks were the worst performers, as the Russell 2000 Value Index returned 28.27% versus only 2.83% for the Russell 2000 Growth Index.

The bulk of the return for the broad-based Russell 2000 Index during 2021 was achieved during the first three months of the year as COVID-19 vaccines became broadly available, the economy continued to recover, corporate earnings exceeded expectations, and accommodative monetary policy supported historically high valuations. Small cap stocks were the top performers early in the year, but leadership was with the smallest of the small caps and lower quality in general. By mid-year, inflation concerns moved to front and center, and in November, the U.S. Federal Reserve (the “Fed”) announced it would begin tapering bond purchases later that month, setting the stage for multiple rate increases in 2022. Prospects for less accommodative Fed policy, combined with structurally higher inflation, prompted a major shift in market leadership toward value and quality, and away from high risk and growth at any price.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio outperformed the Russell 2000 Index during the 12 months ended December 31, 2021. Our high-quality Portfolio performed largely as one would have expected during the year. Performance was behind the benchmark early in the year as “risk-on” stocks dominated in the market, building on their late 2020 performance leadership. By mid-year, the market environment began to change following a last gasp, second quarter rally in “meme” (stocks popular with retail investors through social media) and more speculative type stocks. With higher inflation and a less accommodative Fed in mind, conditions not seen by investors in over a decade, quality dominated during the second half of the year. Accordingly, the Portfolio solidly outperformed in the final two quarters, fully offsetting the weaker performance early in the year to provide a solid return versus the benchmark for 2021. From a sector and stock perspective, the Portfolio’s return was positively impacted by favorable sector allocation, but the majority of the excess return was driven by very positive security selection. Notable Portfolio outperformance occurred in the Health Care sector, where the Portfolio was deeply underweight the poorly performing biotech industry. Favorable stock selection occurred in nearly all index sectors, but was particularly positive in the Health Care, Financials and Industrials sectors. However, an underweight to Energy (which was the best performing sector in the Russell 2000 Index), along with weak stock selection in the sector, was the biggest detractor to performance relative to the benchmark.

The largest contributors to performance on the individual security level were InMode, Herc Holdings and Triumph Bancorp. InMode produces minimally-invasive medical aesthetic surgery instruments for fat reduction, skin tightening and tissue remodeling applications. The company has experienced strong demand for its systems due to pent up demand from physicians post COVID-19, the expansion of its U.S. sales force, and continued sales momentum in the company’s unique, hands-free instruments and technologies. In addition to corporate earnings moving sharply higher, the company is on the cusp of introducing new product platforms in women’s health and ophthalmology, which we believe further increases the company’s potential markets. Herc Holdings is one of the leading equipment rental suppliers in North America, specializing in industrial products such as aerial platforms, earthmoving equipment, and tele-handlers. Over the past few years, the company significantly improved the fleet of equipment for rent and used its strong cash flow to improve the balance sheet. The company had a temporary set-back in terms of rental demand in 2020, but during 2021, the company benefitted from the rebounding industrial economy as well as Herc’s role as a potential beneficiary of infrastructure related investment activity. Late in 2021, the company announced ambitious new targets for growth and profitability for the next few years and initiated a common dividend for the first time. Triumph Bancorp is a niche bank with a focus in freight payment factoring. The bank continues to transform its business from a more traditional bank structure into a digital freight payments company. We believe this strategic pivot has increased its market opportunity and outlook for growth substantially. During the fourth quarter of 2021, the company announced its TriumphPay division achieved annualized payments volume of $17 billion, making it the largest payor in the brokered freight business. As the company continues to reach payments milestones, investor’s earnings expectations have risen accordingly. The shift from a bank to a profitable and growing financial technology company has driven up the company’s valuation significantly, which continued to propel the stock higher.

The Portfolio’s largest detractors include Frontdoor, Q2 Holdings and Mercury Systems. Frontdoor provides home warranties for home appliances and utility systems. The company experienced a few execution issues regarding its marketing/advertising strategy, while its growth in the real estate channel has been below expectations. Both

BHFTII-1

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Managed By Loomis Sayles & Company, L.P.

Portfolio Manager Commentary*—(Continued)

of these events resulted in lower new client growth in the near-term, negatively impacting the share price in the second half of the year. Q2 Holdings is a provider of cloud-based virtual banking solutions. Over the year, two factors have negatively impacted the stock. First, a market rotation out of high valuation, secular growth software companies due to investor concerns regarding potential interest rate increases; and second, the negative impact of the COVID-19 pandemic on new business signings, which has delayed the company’s revenue growth acceleration expectations. Mercury Systems is a technology company serving the aerospace and defense industry. Organic growth has consistently slowed due to an uncertain defense spending environment, delays regarding a few large projects, and a longer than expected integration of recent acquisitions. The stock price decline triggered our stop-loss mechanism and was sold from the Portfolio in 2021.

During the period, we added new stocks with attractive investment potential and eliminated holdings where the valuation has exceeded our target levels or where fundamentals no longer fit our investment thesis. New positions include Genco Shipping & Trading, Spectrum Brands Holdings and Arconic Corp. Genco is the largest U.S.-based dry bulk ship owner transporting bulk raw materials, such as iron ore, grains, coal, and cement and we believe it is positioned to benefit from a continued recovery in global economic activity. The sharp increase in the cost of various bulk raw materials reflect strong demand for the type of commodities the company ships. At the same time, bulk freight shipping capacity remains in check as very few new orders were placed during the COVID-19 impacted downturn in 2020. Spectrum Brands has operating segments in hardware & home improvement, pet care products, and home & garden. These three divisions have performed well through the COVID-19 pandemic, and demand for consumer products focused on home and pets has continued. We believe recent strong cash flow has improved the balance sheet, while the stock valuation is attractive. Arconic Corp. is a global leader in manufacturing aluminum sheet, plate, extrusions and architectural products, serving the ground transportation, aerospace, building and construction, industrial, and packaging end markets. Key end markets have been strengthening over the intermediate term and major capital investments in the business are now complete while the stock valuation appears to trade at a discount, in our view.

Positions eliminated included Liberty Broadband, Freshpet and Goosehead Insurance. Liberty Broadband owns communication companies and entered the Portfolio through its acquisition of GCI Liberty in late 2020. The stock rallied during the year in response to the positive performance of its underlying investment in Charter Communication and was sold from the Portfolio due to its large market capitalization and valuation. Freshpet provides pet food and treats for dogs and cats using fresh, natural food. The company was unable to meet strong consumer demand due to supply chain issues in addition to experiencing delays in its capacity expansion plans. These events resulted in the company reducing earnings guidance for two quarters in a row in 2021. The position was sold from the Portfolio after the decline in the stock price triggered our stop-loss rule. Goosehead Insurance is a personal lines insurance broker with a national distribution footprint that has been a very strong performer since being added to the Portfolio in 2018, as the company rapidly expanded its geographic and product footprint. Earlier in the year, large investments into the business caused the company to report earnings which were below investor estimates, resulting in a share price decline, which triggered our stop-loss mechanism and was sold from the Portfolio.

We manage the Portfolio in a bottom-up fashion, focusing on selecting stocks that fit our investment philosophy and process. The economic backdrop is a consideration in the analysis of each security’s investment potential, but we do not make portfolio or sector changes using a macro lens. Sector weight changes during the period ended December 31, 2021, reflected both our repositioning within the Portfolio as well as market impacts. As a result of individual stock selection, our weights in the Health Care and Information Technology (“IT”) sectors were reduced, while weights to the Industrials, Materials and Financials sectors increased.

At the end of 2021, the Portfolio continued to be positioned in the larger capitalization range of the small cap universe and focused on those companies which we believe feature higher quality business models and balance sheets, with good earnings visibility and continued growth potential. Through the stock selection process, the Portfolio was broadly diversified across all economic sectors, with overweights in the Industrials, IT, Communication Services, Consumer Discretionary,

BHFTII-2

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Managed By Loomis Sayles & Company, L.P.

Portfolio Manager Commentary*—(Continued)

Financials and Materials sectors while underweight to the Health Care, Real Estate and Energy sectors relative to the Russell 2000 Index.

Mark Burns

John Slavik

Joe Gatz

Jeff Schwartz

Portfolio Managers

Loomis, Sayles & Company, L.P.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Russell 2000 Index is an unmanaged measure of performance of the 2,000 smallest companies in the Russell 3000 Index.

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Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 2000 INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2021

	1 Year	5 Year	10 Year
Loomis Sayles Small Cap Core Portfolio
Class A	21.95	11.95	13.23
Class B	21.64	11.67	12.94
Class E	21.77	11.78	13.06
Russell 2000 Index	14.82	12.02	13.23

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2021

Top Holdings

% of Net Assets
Herc Holdings, Inc.	1.4
Triumph Bancorp, Inc.	1.3
Rambus, Inc.	1.2
UFP Industries, Inc.	1.1
Kadant, Inc.	1.0
Concentrix Corp.	1.0
Meta Financial Group, Inc.	1.0
Wintrust Financial Corp.	1.0
Ameris Bancorp	1.0
Inmode, Ltd.	1.0

Top Sectors

% of Net Assets
Industrials	21.7
Information Technology	17.7
Financials	16.7
Consumer Discretionary	12.5
Health Care	11.5
Materials	3.9
Consumer Staples	3.8
Communication Services	3.6
Real Estate	2.9
Utilities	2.7

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Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2021 through December 31, 2021.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Loomis Sayles Small Cap Core Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period** July 1, 2021 to December 31, 2021
Class A (a)	Actual	0.87%	$1,000.00	$1,044.80	$4.48
	Hypothetical*	0.87%	$1,000.00	$1,020.82	$4.43

Class B (a)	Actual	1.12%	$1,000.00	$1,043.50	$5.77
	Hypothetical*	1.12%	$1,000.00	$1,019.56	$5.70

Class E (a)	Actual	1.02%	$1,000.00	$1,044.00	$5.26
	Hypothetical*	1.02%	$1,000.00	$1,020.06	$5.19

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

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Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Schedule of Investments as of December 31, 2021

Common Stocks—98.4% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—0.3%
Kratos Defense & Security Solutions, Inc. (a)	68,034	$1,319,860

Air Freight & Logistics—0.4%
Hub Group, Inc. - Class A (a)	22,468	1,892,704

Auto Components—3.3%
Dana, Inc.	165,143	3,768,563
Dorman Products, Inc. (a)	14,242	1,609,489
Fox Factory Holding Corp. (a) (b)	11,502	1,956,490
Gentherm, Inc. (a)	17,149	1,490,248
Goodyear Tire & Rubber Co. (The) (a)	69,707	1,486,153
LCI Industries (b)	20,227	3,152,783
Patrick Industries, Inc.	18,107	1,461,054

		14,924,780

Banks—11.2%
Ameris Bancorp	88,045	4,374,075
Atlantic Union Bankshares Corp.	75,173	2,803,201
Bancorp, Inc. (The) (a)	55,803	1,412,374
Bryn Mawr Bank Corp.	59,782	2,690,788
Cadence Bank	94,547	2,816,555
CVB Financial Corp. (b)	99,048	2,120,618
Home BancShares, Inc.	134,959	3,286,252
Lakeland Financial Corp. (b)	15,005	1,202,501
Meta Financial Group, Inc.	75,405	4,498,662
OceanFirst Financial Corp.	144,951	3,217,912
Pinnacle Financial Partners, Inc.	40,236	3,842,538
Popular, Inc.	52,865	4,337,045
Prosperity Bancshares, Inc.	32,715	2,365,294
South State Corp. (b)	28,515	2,284,337
Triumph Bancorp, Inc. (a)	49,299	5,870,525
Wintrust Financial Corp.	49,415	4,487,870

		51,610,547

Beverages—0.3%
Primo Water Corp.	65,701	1,158,309

Biotechnology—3.2%
Bicycle Therapeutics plc (ADR) (a) (b)	16,280	990,963
BioCryst Pharmaceuticals, Inc. (a) (b)	41,049	568,529
Blueprint Medicines Corp. (a) (b)	10,828	1,159,787
Halozyme Therapeutics, Inc. (a)	38,481	1,547,321
Insmed, Inc. (a) (b)	37,202	1,013,382
Natera, Inc. (a) (b)	12,549	1,171,951
PTC Therapeutics, Inc. (a) (b)	26,308	1,047,848
Replimune Group, Inc. (a)	31,670	858,257
SpringWorks Therapeutics, Inc. (a)	15,489	960,008
Sutro Biopharma, Inc. (a) (b)	31,870	474,226
United Therapeutics Corp. (a)	14,821	3,202,522
Vericel Corp. (a) (b)	19,021	747,525
Xencor, Inc. (a)	28,706	1,151,685

		14,894,004

Building Products—2.8%
Advanced Drainage Systems, Inc.	17,918	2,439,177
Armstrong World Industries, Inc.	16,231	1,884,744

Building Products—(Continued)
Quanex Building Products Corp. (b)	92,117	2,282,659
Simpson Manufacturing Co., Inc.	8,110	1,127,858
UFP Industries, Inc.	53,717	4,942,501

		12,676,939

Capital Markets—2.2%
Donnelley Financial Solutions, Inc. (a)	33,023	1,556,704
Focus Financial Partners, Inc. - Class A (a)	25,665	1,532,714
Hamilton Lane, Inc. - Class A	17,255	1,787,963
PJT Partners, Inc. - Class A	19,672	1,457,499
Stifel Financial Corp. (b)	53,493	3,766,977

		10,101,857

Chemicals—2.0%
Ashland Global Holdings, Inc.	18,318	1,972,116
Cabot Corp.	40,908	2,299,030
Ingevity Corp. (a)	24,979	1,790,994
Valvoline, Inc.	86,267	3,216,896

		9,279,036

Commercial Services & Supplies—2.4%
Casella Waste Systems, Inc. - Class A (a)	27,715	2,367,416
Clean Harbors, Inc. (a)	28,913	2,884,650
IAA, Inc. (a)	46,005	2,328,773
KAR Auction Services, Inc. (a) (b)	125,065	1,953,515
VSE Corp.	22,816	1,390,407

		10,924,761

Communications Equipment—1.3%
Calix, Inc. (a)	21,393	1,710,798
Radware, Ltd. (a)	20,747	863,905
Viavi Solutions, Inc. (a) (b)	192,881	3,398,564

		5,973,267

Construction & Engineering—2.0%
AECOM (a)	48,905	3,782,801
Arcosa, Inc.	57,624	3,036,785
WillScot Mobile Mini Holdings Corp. (a)	60,482	2,470,085

		9,289,671

Consumer Finance—0.5%
PROG Holdings, Inc.	46,926	2,116,832

Containers & Packaging—1.0%
Ranpak Holdings, Corp. (a)	44,101	1,657,316
TriMas Corp.	55,822	2,065,414
UFP Technologies, Inc. (a) (b)	13,678	961,016

		4,683,746

Diversified Consumer Services—1.1%
Frontdoor, Inc. (a)	78,904	2,891,831
Houghton Mifflin Harcourt Co. (a)	123,537	1,988,946

		4,880,777

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Schedule of Investments as of December 31, 2021

Common Stocks—(Continued)

Security Description	Shares	Value

Diversified Financial Services—0.6%
Cannae Holdings, Inc. (a)	77,064	$2,708,800

Diversified Telecommunication Services—0.4%
Frontier Communications Parent, Inc. (a)	61,489	1,813,311

Electric Utilities—0.5%
ALLETE, Inc.	33,428	2,217,948

Electrical Equipment—1.3%
Atkore, Inc. (a)	20,817	2,314,642
AZZ, Inc.	16,605	918,091
Vertiv Holdings Co. (b)	117,969	2,945,686

		6,178,419

Electronic Equipment, Instruments & Components—4.5%
Advanced Energy Industries, Inc.	32,285	2,939,872
Itron, Inc. (a) (b)	16,793	1,150,656
Kimball Electronics, Inc. (a) (b)	67,279	1,463,991
Littelfuse, Inc.	6,391	2,011,120
Methode Electronics, Inc.	72,575	3,568,513
nLight, Inc. (a)	35,741	855,997
Novanta, Inc. (a)	9,675	1,705,993
SYNNEX Corp.	15,145	1,731,982
TTM Technologies, Inc. (a) (b)	167,994	2,503,110
Vontier Corp.	92,338	2,837,547

		20,768,781

Energy Equipment & Services—1.5%
Cactus, Inc. - Class A	34,454	1,313,731
ChampionX Corp. (a)	183,501	3,708,555
DMC Global, Inc. (a) (b)	43,082	1,706,478

		6,728,764

Entertainment—0.3%
Liberty Braves Group - Class C (a)	56,744	1,594,506

Equity Real Estate Investment Trusts—2.9%
Agree Realty Corp.	34,862	2,487,752
CubeSmart	48,247	2,745,737
Orion Office REIT, Inc. (a)	69,442	1,296,482
Rexford Industrial Realty, Inc.	40,033	3,247,077
STAG Industrial, Inc.	69,390	3,327,944

		13,104,992

Food Products—2.2%
Dole plc	165,955	2,210,521
J & J Snack Foods Corp.	8,603	1,358,930
Nomad Foods, Ltd. (a)	114,572	2,908,983
Simply Good Foods Co. (The) (a)	41,684	1,732,804
Whole Earth Brands, Inc. (a) (b)	183,338	1,969,050

		10,180,288

Health Care Equipment & Supplies—4.0%
AtriCure, Inc. (a) (b)	24,691	1,716,765
Axonics, Inc. (a) (b)	27,336	1,530,816

Health Care Equipment & Supplies—(Continued)
CONMED Corp. (b)	25,961	3,680,231
CryoPort, Inc. (a)	24,641	1,458,008
Inmode, Ltd. (a)	61,864	4,366,361
Lantheus Holdings, Inc. (a)	74,588	2,154,847
Merit Medical Systems, Inc. (a)	22,574	1,406,360
NuVasive, Inc. (a) (b)	22,101	1,159,861
STAAR Surgical Co. (a)	10,092	921,400

		18,394,649

Health Care Providers & Services—1.1%
AMN Healthcare Services, Inc. (a)	10,119	1,237,857
Ensign Group, Inc. (The)	10,527	883,847
HealthEquity, Inc. (a)	16,027	709,035
ModivCare, Inc. (a)	5,801	860,230
Option Care Health, Inc. (a)	46,289	1,316,459

		5,007,428

Health Care Technology—1.6%
Allscripts Healthcare Solutions, Inc. (a) (b)	180,180	3,324,321
Evolent Health, Inc. - Class A (a)	56,611	1,566,426
Inspire Medical Systems, Inc. (a)	8,625	1,984,268
Phreesia, Inc. (a)	15,915	663,019

		7,538,034

Hotels, Restaurants & Leisure—3.0%
Churchill Downs, Inc.	12,559	3,025,463
Chuy’s Holdings, Inc. (a) (b)	20,942	630,773
Cracker Barrel Old Country Store, Inc.	6,920	890,189
Life Time Group Holdings, Inc. (a) (b)	46,869	806,616
Marriott Vacations Worldwide Corp.	19,962	3,373,179
Papa John’s International, Inc.	13,139	1,753,662
Texas Roadhouse, Inc.	15,111	1,349,110
Wingstop, Inc.	10,744	1,856,563

		13,685,555

Household Durables—1.5%
Installed Building Products, Inc.	11,407	1,593,786
KB Home	62,670	2,803,229
Skyline Champion Corp. (a)	31,001	2,448,459

		6,845,474

Household Products—0.7%
Spectrum Brands Holdings, Inc.	31,296	3,183,429

Independent Power and Renewable Electricity Producers—0.8%
NextEra Energy Partners L.P. (b)	42,880	3,619,072

Insurance—1.6%
BRP Group, Inc. - Class A (a)	31,937	1,153,245
Employers Holdings, Inc. (b)	58,245	2,410,178
First American Financial Corp.	39,472	3,087,894
Kinsale Capital Group, Inc.	3,230	768,385

		7,419,702

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Schedule of Investments as of December 31, 2021

Common Stocks—(Continued)

Security Description	Shares	Value

Interactive Media & Services—0.2%
Cargurus, Inc. (a)	31,882	$1,072,510

Internet & Direct Marketing Retail - 0.9%
Qurate Retail, Inc. - Series A (b)	250,741	1,905,632
Shutterstock, Inc.	20,396	2,261,508

		4,167,140

IT Services—4.6%
Alliance Data Systems Corp.	29,719	1,978,394
Concentrix Corp.	25,467	4,548,915
CSG Systems International, Inc.	38,705	2,230,182
Euronet Worldwide, Inc. (a)	15,515	1,848,923
EVERTEC, Inc.	35,457	1,772,141
International Money Express, Inc. (a)	102,567	1,636,969
Perficient, Inc. (a)	9,068	1,172,402
Squarespace, Inc. - Class A (a) (b)	5,516	162,722
Unisys Corp. (a) (b)	105,844	2,177,211
WEX, Inc. (a)	10,856	1,524,074
WNS Holdings, Ltd. (ADR) (a)	24,033	2,120,191

		21,172,124

Leisure Products—0.9%
Brunswick Corp.	28,364	2,857,106
Malibu Boats, Inc. - Class A (a) (b)	17,283	1,187,860

		4,044,966

Life Sciences Tools & Services—0.5%
Medpace Holdings, Inc. (a)	6,661	1,449,700
NeoGenomics, Inc. (a) (b)	20,199	689,190

		2,138,890

Machinery—6.2%
Alamo Group, Inc. (b)	21,299	3,134,787
Albany International Corp. - Class A	44,603	3,945,135
Altra Industrial Motion Corp.	57,215	2,950,578
Columbus McKinnon Corp.	62,129	2,874,088
Helios Technologies, Inc. (b)	16,703	1,756,654
John Bean Technologies Corp.	10,860	1,667,662
Kadant, Inc.	20,124	4,638,179
Kornit Digital, Ltd. (a)	18,040	2,746,590
Miller Industries, Inc.	52,115	1,740,641
RBC Bearings, Inc. (a)	7,085	1,430,957
Shyft Group, Inc. (The) (b)	29,720	1,460,144

		28,345,415

Marine—0.7%
Genco Shipping & Trading, Ltd.	213,282	3,412,512

Media—2.1%
Gray Television, Inc.	107,130	2,159,741
John Wiley & Sons, Inc. - Class A	31,060	1,778,806
Loyalty Ventures, Inc. (a)	37,771	1,135,774
Scholastic Corp.	32,198	1,286,632
TechTarget, Inc. (a)	20,513	1,962,274
Thryv Holdings, Inc. (a) (b)	35,411	1,456,454

		9,779,681

Metals & Mining—0.6%
Arconic Corp. (a)	88,680	2,927,327

Multi-Utilities—1.1%
MDU Resources Group, Inc.	109,120	3,365,261
NorthWestern Corp.	27,004	1,543,548

		4,908,809

Paper & Forest Products—0.2%
Glatfelter Corp. (b)	47,369	814,747

Personal Products—0.3%
elf Beauty, Inc. (a)	37,111	1,232,456

Pharmaceuticals—1.0%
Pacira BioSciences, Inc. (a)	23,343	1,404,549
Supernus Pharmaceuticals, Inc. (a) (b)	114,939	3,351,621

		4,756,170

Professional Services—2.5%
Insperity, Inc.	22,395	2,645,073
KBR, Inc. (b)	44,703	2,128,757
Korn Ferry	53,134	4,023,838
Science Applications International Corp.	31,888	2,665,518

		11,463,186

Semiconductors & Semiconductor Equipment—4.1%
MACOM Technology Solutions Holdings, Inc. (a)	32,221	2,522,904
MaxLinear, Inc. (a)	38,492	2,901,912
Rambus, Inc. (a) (b)	192,392	5,654,401
Silicon Laboratories, Inc. (a) (b)	11,156	2,302,822
Silicon Motion Technology Corp. (ADR)	19,845	1,885,870
Tower Semiconductor, Ltd. (U.S. Listed Shares) (a)	95,284	3,780,869

		19,048,778

Software—2.4%
ACI Worldwide, Inc. (a)	45,312	1,572,326
Blackline, Inc. (a)	14,091	1,458,982
Envestnet, Inc. (a)	19,126	1,517,457
Q2 Holdings, Inc. (a) (b)	16,080	1,277,395
Rapid7, Inc. (a)	22,719	2,673,799
Tenable Holdings, Inc. (a)	18,052	994,124
Varonis Systems, Inc. (a)	32,472	1,583,984

		11,078,067

Specialty Retail—1.4%
Aaron’s, Inc. (The)	86,154	2,123,696
Boot Barn Holdings, Inc. (a)	15,606	1,920,318
Urban Outfitters, Inc. (a)	77,751	2,282,770

		6,326,784

Technology Hardware, Storage & Peripherals—0.7%
Pure Storage, Inc. - Class A (a)	55,831	1,817,299
Super Micro Computer, Inc. (a)	36,430	1,601,099

		3,418,398

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Schedule of Investments as of December 31, 2021

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Textiles, Apparel & Luxury Goods—0.6%
Columbia Sportswear Co.	15,489	$1,509,248
Oxford Industries, Inc.	11,045	1,121,289

		2,630,537

Thrifts & Mortgage Finance—0.6%
Federal Agricultural Mortgage Corp. - Class C	21,842	2,706,879

Tobacco—0.4%
Turning Point Brands, Inc. (b)	50,689	1,915,030

Trading Companies & Distributors—3.1%
Alta Equipment Group, Inc. (a)	105,054	1,537,991
Herc Holdings, Inc.	41,977	6,571,499
McGrath RentCorp	40,341	3,237,769
SiteOne Landscape Supply, Inc. (a)	11,791	2,856,723

		14,203,982

Water Utilities—0.3%
Pure Cycle Corp. (a)	101,388	1,480,265

Wireless Telecommunication Services—0.5%
United States Cellular Corp. (a)	70,061	2,208,323

Total Common Stocks (Cost $291,514,559)		451,969,218

Short-Term Investment—1.8%

Repurchase Agreement—1.8%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/21 at 0.000%, due on 01/03/22 with a maturity value of $8,158,711; collateralized by U.S. Treasury Note at 1.375%, maturing 12/31/28, with a market value of $8,321,958.	8,158,711	8,158,711

Total Short-Term Investments (Cost $8,158,711)		8,158,711

Securities Lending Reinvestments (c)—3.8%

Certificate of Deposit—0.0%
Oversea-Chinese Banking Corp., Ltd. Zero Coupon, 04/14/22	100,000	99,932

Repurchase Agreements—3.3%
Barclays Bank plc Repurchase Agreement dated 12/31/21 at 0.350%, due on 02/04/22 with a maturity value of $3,001,021; collateralized by various Common Stock with an aggregate market value of $3,334,050.	3,000,000	3,000,000
Barclays Capital, Inc. Repurchase Agreement dated 12/31/21 at 0.010%, due on 01/03/22 with a maturity value of $1,958,413; collateralized by U.S. Treasury Obligations at 0.000%, maturity dates ranging from 02/15/22 - 11/15/51, and an aggregate market value of $1,997,580.	1,958,412	1,958,412

Repurchase Agreements—(Continued)
Citigroup Global Markets, Inc. Repurchase Agreement dated 12/31/21 at 0.420%, due on 02/04/22 with a maturity value of $1,000,408; collateralized by various Common Stock with an aggregate market value of $1,100,000.	1,000,000	1,000,000
Deutsche Bank AG, London Repurchase Agreement dated 12/31/21 at 0.150%, due on 01/03/22 with a maturity value of $34,271; collateralized by Foreign Obligations with rates ranging from 0.375% - 1.875%, maturity dates ranging from 04/14/22 - 11/16/23, and an aggregate market value of $34,957.	34,271	34,271
National Bank of Canada Repurchase Agreement dated 12/31/21 at 0.070%, due on 01/07/22 with a maturity value of $1,200,016; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 5.250%, maturity dates ranging from 01/31/22 - 11/15/51, and an aggregate market value of $1,224,520.	1,200,000	1,200,000
Repurchase Agreement dated 12/31/21 at 0.200%, due on 01/07/22 with a maturity value of $1,000,039; collateralized by various Common Stock with an aggregate market value of $1,111,322.	1,000,000	1,000,000
NBC Global Finance, Ltd. Repurchase Agreement dated 12/31/21 at 0.190%, due on 01/03/22 with a maturity value of $200,003; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 5.000%, maturity dates ranging from 04/30/22 - 02/15/49, and various Common Stock with an aggregate market value of $222,175.	200,000	200,000
Repurchase Agreement dated 12/31/21 at 0.235%, due on 01/07/22 with a maturity value of $2,000,091; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 5.000%, maturity dates ranging from 04/30/22 - 02/15/49, and various Common Stock with an aggregate market value of $2,221,753.	2,000,000	2,000,000
Repurchase Agreement dated 12/31/21 at 0.250%, due on 01/07/22 with a maturity value of $900,044; collateralized by U.S. Treasury Obligations with rates ranging from 0.139% - 2.250%, maturity dates ranging from 10/31/22 - 11/15/25, and various Common Stock with an aggregate market value of $1,000,089.	900,000	900,000
Societe Generale Repurchase Agreement dated 12/31/21 at 0.170%, due on 01/03/22 with a maturity value of $2,000,028; collateralized by various Common Stock with an aggregate market value of $2,222,278.	2,000,000	2,000,000
Repurchase Agreement dated 12/31/21 at 0.200%, due on 01/07/22 with a maturity value of $1,138,256; collateralized by various Common Stock with an aggregate market value of $1,264,711.	1,138,211	1,138,211
TD Prime Services LLC Repurchase Agreement dated 12/31/21 at 0.140%, due on 01/03/22 with a maturity value of $500,006; collateralized by various Common Stock with an aggregate market value of $552,682.	500,000	500,000

		14,930,894

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Schedule of Investments as of December 31, 2021

Securities Lending Reinvestments (c)—(Continued)

Security Description	Shares	Value

Mutual Funds—0.5%
Allspring Government Money Market Fund, Select Class 0.030% (d)	300,000	$300,000
BlackRock Liquidity Funds FedFund, Institutional Shares 0.030% (d)	1,000,000	1,000,000
Morgan Stanley Liquidity Funds Government Portfolio, Institutional Shares 0.030% (d)	1,000,000	1,000,000
STIT-Government & Agency Portfolio, Institutional Class 0.030% (d)	176,800	176,800

		2,476,800

Total Securities Lending Reinvestments (Cost $17,507,651)		17,507,626

Total Investments—104.0% (Cost $317,180,921)		477,635,555
Other assets and liabilities (net)—(4.0)%		(18,460,963)

Net Assets—100.0%		$459,174,592

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2021, the market value of securities loaned was $17,177,416 and the collateral received consisted of cash in the amount of $17,507,616 and non-cash collateral with a value of $30,581. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third- party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	Represents investment of cash collateral received from securities on loan as of December 31, 2021.
(d)	The rate shown represents the annualized seven-day yield as of December 31, 2021.

Glossary of Abbreviations

Other Abbreviations

(ADR)—	American Depositary Receipt
(REIT)—	Real Estate Investment Trust

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2021:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$451,969,218	$—	$—	$451,969,218
Total Short-Term Investment*	—	8,158,711	—	8,158,711
Securities Lending Reinvestments
Certificate of Deposit	—	99,932	—	99,932
Repurchase Agreements	—	14,930,894	—	14,930,894
Mutual Funds	2,476,800	—	—	2,476,800
Total Securities Lending Reinvestments	2,476,800	15,030,826	—	17,507,626
Total Investments	$454,446,018	$23,189,537	$—	$477,635,555

Collateral for Securities Loaned (Liability)	$—	$(17,507,616)	$—	$(17,507,616)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Statement of Assets and Liabilities

December 31, 2021

Assets
Investments at value (a) (b)	$477,635,555
Receivable for:
Investments sold	287,832
Fund shares sold	3,384
Dividends	268,202
Prepaid expenses	1,405

Total Assets	478,196,378

Liabilities
Collateral for securities loaned	17,507,616
Payables for:
Investments purchased	486,576
Fund shares redeemed	388,727
Accrued Expenses:
Management fees	311,763
Distribution and service fees	32,909
Deferred trustees’ fees	178,552
Other expenses	115,643

Total Liabilities	19,021,786

Net Assets	$459,174,592

Net Assets Consist of:
Paid in surplus	$226,052,778
Distributable earnings (Accumulated losses)	233,121,814

Net Assets	$459,174,592

Net Assets
Class A	$291,627,280
Class B	142,765,997
Class E	24,781,315
Capital Shares Outstanding*
Class A	949,622
Class B	503,352
Class E	84,368
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$307.10
Class B	283.63
Class E	293.73

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $317,180,921.
(b)	Includes securities loaned at value of $17,177,416.

Statement of Operations

Year Ended December 31, 2021

Investment Income
Dividends (a)	$4,065,256
Securities lending income	43,617

Total investment income	4,108,873

Expenses
Management fees	4,184,960
Administration fees	30,093
Custodian and accounting fees	58,023
Distribution and service fees—Class B	368,454
Distribution and service fees—Class E	38,943
Audit and tax services	44,902
Legal	39,973
Trustees’ fees and expenses	51,036
Shareholder reporting	42,627
Insurance	2,967
Miscellaneous	10,963

Total expenses	4,872,941
Less management fee waiver	(407,496)
Less broker commission recapture	(17,808)

Net expenses	4,447,637

Net Investment Loss	(338,764)

Net Realized and Unrealized Gain (Loss)
Net realized gain on investments	73,904,848
Net change in unrealized appreciation on investments	16,744,469

Net realized and unrealized gain (loss)	90,649,317

Net Increase (Decrease) in Net Assets From Operations	$90,310,553

(a)	Net of foreign withholding taxes of $17,029.

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2021	Year Ended December 31, 2020
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$(338,764)	$538,898
Net realized gain (loss)	73,904,848	27,572,105
Net change in unrealized appreciation (depreciation)	16,744,469	17,993,172

Increase (decrease) in net assets from operations	90,310,553	46,104,175

From Distributions to Shareholders
Class A	(17,629,188)	(18,845,079)
Class B	(9,441,745)	(11,650,877)
Class E	(1,619,585)	(1,862,985)

Total distributions	(28,690,518)	(32,358,941)

Increase (decrease) in net assets from capital share transactions	(33,173,631)	(4,261,764)

Total increase (decrease) in net assets	28,446,404	9,483,470

Net Assets
Beginning of period	430,728,188	421,244,718

End of period	$459,174,592	$430,728,188

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2021		Year Ended December 31, 2020
	Shares	Value	Shares	Value
Class A
Sales	21,312	$6,327,387	25,077	$5,180,648
Reinvestments	59,774	17,629,188	93,901	18,845,079
Redemptions	(110,421)	(32,939,256)	(108,820)	(24,586,878)

Net increase (decrease)	(29,335)	$(8,982,681)	10,158	$(561,151)

Class B
Sales	19,308	$5,369,504	49,895	$9,052,093
Reinvestments	34,616	9,441,745	62,368	11,650,877
Redemptions	(126,911)	(35,080,899)	(111,993)	(24,030,393)

Net increase (decrease)	(72,987)	$(20,269,650)	270	$(3,327,423)

Class E
Sales	2,235	$652,826	4,566	$906,540
Reinvestments	5,737	1,619,585	9,665	1,862,985
Redemptions	(21,650)	(6,193,711)	(14,341)	(3,142,715)

Net increase (decrease)	(13,678)	$(3,921,300)	(110)	$(373,190)

Increase (decrease) derived from capital shares transactions		$(33,173,631)		$(4,261,764)

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2021	2020	2019	2018		2017
Net Asset Value, Beginning of Period	$267.73	$262.79	$233.39	$290.82		$270.77

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.04	0.54	0.60	0.72		0.48
Net realized and unrealized gain (loss)	57.96	24.46	56.79	(27.59)		38.81

Total income (loss) from investment operations	58.00	25.00	57.39	(26.87)		39.29

Less Distributions
Distributions from net investment income	(0.25)	(0.32)	(0.08)	(0.06)		(0.83)
Distributions from net realized capital gains	(18.38)	(19.74)	(27.91)	(30.50)		(18.41)

Total distributions	(18.63)	(20.06)	(27.99)	(30.56)		(19.24)

Net Asset Value, End of Period	$307.10	$267.73	$262.79	$233.39		$290.82

Total Return (%) (b)	21.95	12.07	25.54	(11.07)		15.24

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.96	0.98	0.97	0.96		0.96
Net ratio of expenses to average net assets (%) (c)	0.87	0.90	0.90	0.88		0.89
Ratio of net investment income (loss) to average net assets (%)	0.01	0.24	0.23	0.25		0.17
Portfolio turnover rate (%)	29	35	31	30		28
Net assets, end of period (in millions)	$291.6	$262.1	$254.6	$223.9		$275.0

	Class B
	Year Ended December 31,
	2021	2020	2019	2018		2017
Net Asset Value, Beginning of Period	$248.88	$246.17	$220.60	$277.03		$258.82

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.64)	(0.02)	(0.04)	(0.00	)(d)	(0.21)
Net realized and unrealized gain (loss)	53.77	22.47	53.52	(25.93)		37.02

Total income (loss) from investment operations	53.13	22.45	53.48	(25.93)		36.81

Less Distributions
Distributions from net investment income	0.00	0.00	0.00	0.00		(0.19)
Distributions from net realized capital gains	(18.38)	(19.74)	(27.91)	(30.50)		(18.41)

Total distributions	(18.38)	(19.74)	(27.91)	(30.50)		(18.60)

Net Asset Value, End of Period	$283.63	$248.88	$246.17	$220.60		$277.03

Total Return (%) (b)	21.64	11.79	25.23	(11.30)		14.96

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.21	1.23	1.22	1.21		1.21
Net ratio of expenses to average net assets (%) (c)	1.12	1.15	1.15	1.13		1.14
Ratio of net investment income (loss) to average net assets (%)	(0.23)	(0.01)	(0.02)	(0.00	)(e)	(0.08)
Portfolio turnover rate (%)	29	35	31	30		28
Net assets, end of period (in millions)	$142.8	$143.4	$141.8	$131.1		$170.2
Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-13

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$256.93	$253.13	$225.95	$282.79	$263.82

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.38)	0.19	0.21	0.27	0.05
Net realized and unrealized gain (loss)	55.56	23.35	54.88	(26.61)	37.77

Total income (loss) from investment operations	55.18	23.54	55.09	(26.34)	37.82

Less Distributions
Distributions from net investment income	0.00	0.00	0.00	0.00	(0.44)
Distributions from net realized capital gains	(18.38)	(19.74)	(27.91)	(30.50)	(18.41)

Total distributions	(18.38)	(19.74)	(27.91)	(30.50)	(18.85)

Net Asset Value, End of Period	$293.73	$256.93	$253.13	$225.95	$282.79

Total Return (%) (b)	21.77	11.90	25.35	(11.21)	15.07

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.11	1.13	1.12	1.11	1.11
Net ratio of expenses to average net assets (%) (c)	1.02	1.05	1.05	1.03	1.04
Ratio of net investment income (loss) to average net assets (%)	(0.13)	0.09	0.08	0.10	0.02
Portfolio turnover rate (%)	29	35	31	30	28
Net assets, end of period (in millions)	$24.8	$25.2	$24.8	$22.8	$30.3

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
(d)	Net investment income (loss) was less than $0.01.
(e)	Ratio of net investment income (loss) to average net assets was less than 0.01%.

See accompanying notes to financial statements.

BHFTII-14

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Notes to Financial Statements—December 31, 2021

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Loomis Sayles Small Cap Core Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered and offers three classes of shares: Class A, B and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2021 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a

BHFTII-15

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

In December 2020, the Securities and Exchange Commission adopted Rule 2a-5, Good Faith Determinations of Fair Value, under the 1940 Act, which is intended to address valuation practices and the role of the board of directors with respect to the fair value of the investments of a registered investment company. Among other things, Rule 2a-5 will permit the Portfolio’s Board to designate the Portfolio’s primary investment adviser to perform the Portfolio’s fair value determinations, which will be subject to the Board’s oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the investment adviser’s fair value determinations. Compliance with Rule 2a-5 will not be required until September 2022. The Adviser continues to review Rule 2a-5 and its impact on the Adviser’s and the Portfolio’s valuation policies and related practices.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2021, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The

BHFTII-16

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2021, the Portfolio had direct investments in repurchase agreements with a gross value of $8,158,711. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $14,930,894. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2021.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2021 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2021 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2021.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2021. For all securities on loan, the remaining contractual maturity of the agreements is overnight and continuous.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with Capital Institutional Services, Inc. (“CAPIS”). Under this arrangement, the Portfolio directs certain trades to CAPIS in return for a recapture credit. CAPIS issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including

BHFTII-17

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 outbreak. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. In 2017, the UK Financial Conduct Authority (FCA) announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Various financial industry groups have been planning for the transition away from LIBOR and markets are developing in response to these new rates, but there are concerns around liquidity of the new rates and obstacles to converting certain securities and transactions to new rates. Neither the effect of the transition process nor its ultimate success can yet be known. The transition process might, among other things, lead to increased volatility and illiquidity in markets for instruments whose terms include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of related transactions such as hedges, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Portfolio and may adversely affect the Portfolio’s performance or net asset value.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

BHFTII-18

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2021 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$129,893,708	$0	$187,979,107

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2021	% per annum	Average Daily Net Assets
$4,184,960	0.900%	Of the first $500 million
	0.850%	On amounts in excess of $500 million

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Loomis, Sayles & Company, L.P. is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 30, 2021 to April 30, 2022, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.130%	Of the first $25 million
0.080%	On the next $75 million
0.050%	On the next $100 million
0.100%	On the next $300 million
0.050%	On amounts in excess of $500 million

An identical expense agreement was in place for the period April 30, 2020 to April 30, 2021. Amounts waived for the year ended December 31, 2021 are shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2021 are shown as Distribution and service fees in the Statement of Operations.

BHFTII-19

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2021 was as follows:

Cost basis of investments	$317,322,683

Gross unrealized appreciation	166,960,009
Gross unrealized (depreciation)	(6,647,136)

Net unrealized appreciation (depreciation)	$160,312,873

The tax character of distributions paid for the years ended December 31, 2021 and 2020 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2021	2020	2021	2020	2021	2020
$239,357	$296,876	$28,451,161	$32,062,065	$28,690,518	$32,358,941

As of December 31, 2021, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$2,208,926	$70,778,566	$160,312,873	$—	$233,300,365

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2021, the Portfolio had no accumulated capital losses.

8. Recent Accounting Pronouncement

In January 2021, the FASB issued Accounting Standards Update No. 2021-01 (“ASU 2021-01”), “Reference Rate Reform (Topic 848)”. ASU 2021-01 is an update of ASU 2020-04, which is in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, as regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The ASU 2021-01 update clarifies that certain optional expedients and exceptions in Topic 848 for contract modifications and hedge accounting apply to derivatives that are affected by the discounting transition. The amendments in this update are effective through December 31, 2022, for all entities. The expedients and exceptions provided by the amendments do not apply to contract modifications and hedging relationships entered into or evaluated after December 31, 2022, except for hedging transactions as of December 31, 2022, that an entity has elected certain optional expedients for and that are retained through the end of the hedging relationship. Management is currently evaluating the impact of the optional guidance on the Portfolio’s financial statements and disclosures.

BHFTII-20

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust II and Shareholders of the Loomis Sayles Small Cap Core Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Loomis Sayles Small Cap Core Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust II), as of December 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Loomis Sayles Small Cap Core Portfolio as of December 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2022

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTII-21

Brighthouse Funds Trust II

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, 125 High Street, Suite 732, Boston, Massachusetts 02110. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present); until 2016, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	74	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	74	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield and Merel, Ltd.	74	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	74	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Mid-Con Energy Partners, LP (energy);** Trustee, SharesPost 100 Fund (closed-end fund).** Until 2020, Director, Gainsco, Inc. (auto insurance).**

BHFTII-22

Brighthouse Funds Trust II

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	74	Trustee, HSBC Funds.**

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor).	74	Director and Chairman of the Board of Directors, First Eagle Alternative Capital BDC, Inc.;** Director, First Eagle Credit Opportunities Fund;** Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	Private Investor; Until 2020, President, True North Board Governance, LLC (consulting).	74	Until 2020, Lead Independent Trustee, BMT Investment Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2021-present); formerly Senior Vice President, Brighthouse Investment Advisers, LLC (2017-2021).

Dina Lee (1970)	Secretary, of Trust I and Trust II	From December 2021 (Trust I and Trust II) to present	Executive Vice President, Chief Legal Officer, Brighthouse Investment Advisers, LLC (2021-present); formerly, Associate General Counsel, Neuberger Berman Investment Advisers LLC (2017-2021).

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2013-present); Head of Funds Compliance, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017).

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., an affiliate of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 29 BHF II Portfolios.

BHFTII-23

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 30-December 1, 2021 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2022 through December 31, 2022.

The Board met with personnel of the Adviser on October 20-21, 2021 (the “October Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the October Meeting and the November Meeting are referred to collectively as, the “Meetings”). The Independent Trustees were advised by independent legal counsel throughout year, including during the contract renewal process, and met with independent legal counsel in executive sessions outside of the presence of management.

In considering the continuation of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of assisting the Board in the renewal process, along with various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled Board meetings. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process. The Board also reviewed information with respect to the effect of the ongoing COVID-19 pandemic on the operations of the Adviser and Sub-Advisers, and considered the Adviser’s assessments of the Sub-Advisers’ services and operations during the pandemic.

In considering the continuation of the Agreements, the Board also reviewed, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the October Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of the Sub-Advisory Agreements.

In approving the continuation of each Agreement, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs

BHFTII-24

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements —(Continued)

and personnel, trading practices, compliance programs and personnel, risk management, and liquidity risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct regular and periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Board regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered, based on the information provided, each Sub-Adviser’s current level of staffing, business continuity plan and information security program, including in light of the ongoing COVID-19 pandemic and the work-from-home environment. The Board also considered the Sub-Adviser’s compensation program for its personnel and its overall resources. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background, and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, actions taken in response to regulatory developments, including SEC rulemaking, and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser had been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). The Board considered that Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

BHFTII-25

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements —(Continued)

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *  *  *

Loomis Sayles Small Cap Core Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Loomis, Sayles & Company, L.P. regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of one of its Performance Universes for the one-year period ended June 30, 2021 and underperformed the median of the same Performance Universe for the three- and five-year periods ended June 30, 2021. The Board also considered that the Portfolio underperformed the median of its other Performance Universe for the one-, three-, and five-year periods ended June 30, 2021. The Board further considered that the Portfolio outperformed the average of its Morningstar Category for the one-year period ended June 30, 2021 and underperformed the average of its Morningstar Category for the three- and five-year periods ended June 30, 2021. The Board further considered that the Portfolio underperformed the average of a different, but still comparable, Morningstar Category for the one-, three-, and five-year periods ended June 30, 2021. The Board further considered that the Portfolio underperformed its benchmark, the Russell 2000 Index, for the one-, three-, and five-year periods ended October 31, 2021. The Board took into account management’s discussion of the Portfolio’s performance, including with respect to prevailing market conditions. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were above the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were above the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Universe and the Sub-advised Expense Group at the Portfolio’s current size.

BHFTII-26

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Managed By Loomis Sayles & Company, L.P.

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2021, the Class A, B, and E shares of the Loomis Sayles Small Cap Growth Portfolio returned 10.00%, 9.74%, and 9.86%, respectively. The Portfolio’s benchmark, the Russell 2000 Growth Index¹, returned 2.83%.

MARKET ENVIRONMENT / CONDITIONS

For the year, the domestic equity market was notable for the outperformance of large-cap stocks over smaller-cap stocks, with the S&P 500 Index up 28.71% versus a 14.82% return for the small cap Russell 2000 Index. Growth stocks performed well within the large cap segment, but drastically lagged value stocks within smaller cap indices. With a market sentiment shift towards lower risk stocks during the second half of the year, small cap value outperformed small growth, and widened the performance lead built during the first six months. Small cap Health Care stocks (the largest sector weight in the Russell 2000 Growth Index) significantly underperformed for the last six months of the period, while traditional value sectors such as Real Estate and Utilities outperformed. The net result for the year was that small cap value stocks were nearly the best performing domestic equity market segment while small cap growth stocks were the worst performers, as the Russell 2000 Value Index returned 28.27% versus only 2.83% for the Russell 2000 Growth Index.

The bulk of the return for the broad-based Russell 2000 Index during 2021 was achieved during the first three months of the year, as COVID-19 vaccines became broadly available, the economy continued to recover, corporate earnings exceeded expectations, and accommodative monetary policy supported historically high valuations. Small cap stocks were the top performers early in the year, but leadership was with the smallest of the small caps and lower quality in general. By mid-year, inflation concerns moved to front and center, and in November, the U.S. Federal Reserve (the “Fed”) announced it would begin tapering bond purchases later that month, setting the stage for multiple rate increases in 2022. Prospects for less accommodative Fed policy, combined with structurally higher inflation, prompted a major shift in market leadership toward value and quality, and away from high risk and growth at any price.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio outperformed the Russell 2000 Growth Index during the 12 months ended December 31, 2021. Stock selection in Health Care and Consumer Discretionary sectors contributed positively to relative performance. An underweight position to the Real Estate sector, as well as poor stock selection in Consumer Staples, were strong detractors to relative performance.

The largest contributors to performance on the individual security level were MaxLinear, Kornit Digital, and SiteOne Landscape Supply. MaxLinear provides analog and mixed-signal semiconductor solutions to the communication and datacenter end markets. The strength in 2021 was driven by several beat-and-raise quarters where the organic growth profile of the business has been steadily above expectations, with strong margin flow-through to profitability and earnings. The stock has benefited from positive estimate revisions and multiple expansion. Digital apparel printer manufacturer, Kornit Digital, was another strong performer. It was a clear beneficiary of the explosion of online shopping that came about as a result of the pandemic. Its machines and custom ink help customers print designs on t-shirts, or many other fabrics, that allows them to make products faster, carry less inventory, and be able to pivot to produce more of what was currently selling. The company also set very strong five-year targets that helped investors gain confidence in the trajectory of the business. SiteOne Landscape engages in the distribution of commercial and residential landscape supplies. The company continued their string of beat-and-raise quarters, as people continued to reinvest in their landscapes, strong pricing trends for their products, and continued mergers and acquisitions to complement the organic growth.

The Portfolio’s largest detractors included Q2 Holdings, Mercury Systems, and LHC Group. Q2 Holdings engages in the provision of digital banking solutions. Two factors negatively impacted the stock. First, a rotation out of highly valued secular growth software names by the market as interest rates rise. Second, the impact of the COVID-19 pandemic on new business signings, which pushed the revenue growth acceleration out to 2023. Mercury Systems is a global commercial technology company which serves the aerospace and defense industry. The company underperformed because organic growth slowed due to an uncertain defense spending environment, delays around certain large projects, and a longer than expected integration of certain acquisitions. The stock triggered the stop-loss mechanism during the period and was sold from the Portfolio. LHC Group provides post-acute health care services to patients through its home nursing agencies. The company underperformed due to the combination of labor pressures in health care and pressures in their hospice business caused by the pandemic, which drove headwinds to both margins and revenues.

BHFTII-1

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Managed By Loomis Sayles & Company, L.P.

Portfolio Manager Commentary*—(Continued)

During the period, we added new stocks with attractive investment potential and eliminated holdings where fundamentals no longer fit our investment thesis, market cap grew beyond our ceiling, or our stop-loss mechanism was triggered. The largest increase in exposure was our Consumer Discretionary weighting. The main drivers for this increase were purchase of new stocks such as Boot Barn Holdings and Installed Building Products. Boot Barn is a retail store concept that sells men’s and women’s western and work apparel. We believe that a large and fragmented market should provide opportunity for a large and growing store base. Installed Building Products is the second largest U.S. installer of insulation in both residential and commercial applications. As part of a duopoly in the insulation installation industry, we believe Installed Building Products should benefit from continued growth in the housing market. We believe, on top of the expected strong housing volume growth, the company should benefit from the rising prices in insulation due to its competitive advantage versus smaller mom and pop stores that can’t compete on price. Lastly, Installed Building Products aims to acquire $100 million in revenues per year by continuing to roll-up smaller insulation players and ancillary product companies serving the housing industry.

The largest decrease in exposure over the course of the year was our Health Care and Information Technology (“IT”) weightings. Within Health Care, we sold stocks for a variety of reasons including take-outs, stop-loss, and fundamental reasons. Some of the names included LHC Group, which triggered the stop-loss mechanism, Amedisys, which was sold for our lost confidence in the company’s fundamentals, and Pra Health Sciences, which was acquired by ICON Plc. Within IT, we also sold stocks for a variety of reasons including market cap, stop-loss, and take-out reasons. Some of the names included Globant S.A., which was sold due to its market cap exceeding our small cap threshold, FormFactor, which triggered the stop-loss mechanism, and RealPage, which was acquired by private equity firm Thoma Bravo.

We manage the Portfolio in a bottom-up fashion, focusing on selecting stocks that fit our investment philosophy and process. The economic backdrop is a consideration in the analysis of each security’s investment potential, but we do not make portfolio or sector changes using a macro lens. Sector weight changes during the period ended December 31, 2021, reflected both our repositioning within the Portfolio, as well as market impacts. As a result of individual stock selection, our weights in the Financials, Health Care and Industrials sectors were reduced, while weights to the Consumer Discretionary and IT sectors increased.

At the end of 2021, in our view the Portfolio continued to be focused on those higher quality small cap companies we think have the potential to grow into larger entities. Relative to the Russell 2000 Growth Index, the Portfolio was overweight the IT, Industrials, Consumer Discretionary and Financials sectors while underweight the Health Care, Communication Services, Consumer Staples, Materials and Energy sectors. The Portfolio did not hold any securities in the Utilities or Real Estate sectors.

Mark Burns

John Slavik

Portfolio Managers

Loomis, Sayles & Company, L.P.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Russell 2000 Growth Index is an unmanaged measure of performance of those Russell 2000 companies (small capitalization companies) that have higher price-to book ratios and higher forecasted growth values.

BHFTII-2

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 2000 GROWTH INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2021

	1 Year	5 Year	10 Year
Loomis Sayles Small Cap Growth Portfolio
Class A	10.00	19.09	15.79
Class B	9.74	18.78	15.50
Class E	9.86	18.90	15.61
Russell 2000 Growth Index	2.83	14.54	14.13

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2021

Top Holdings

% of Net Assets
MaxLinear, Inc.	2.0
SiteOne Landscape Supply, Inc.	2.0
Kornit Digital, Ltd.	1.9
Rapid7, Inc.	1.8
MACOM Technology Solutions Holdings, Inc.	1.7
WillScot Mobile Mini Holdings Corp.	1.7
Advanced Drainage Systems, Inc.	1.7
Casella Waste Systems, Inc.- Class A	1.6
Silicon Laboratories, Inc.	1.6
Shutterstock, Inc.	1.6

Top Sectors

% of Net Assets
Information Technology	24.5
Health Care	23.4
Industrials	19.4
Consumer Discretionary	16.3
Financials	7.2
Consumer Staples	2.9
Communication Services	2.1
Materials	1.1
Energy	0.9

BHFTII-3

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2021 through December 31, 2021.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Loomis Sayles Small Cap Growth Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period** July 1, 2021 to December 31, 2021
Class A (a)	Actual	0.85%	$1,000.00	$1,027.70	$4.34
	Hypothetical*	0.85%	$1,000.00	$1,020.92	$4.33

Class B (a)	Actual	1.10%	$1,000.00	$1,026.50	$5.62
	Hypothetical*	1.10%	$1,000.00	$1,019.66	$5.60

Class E (a)	Actual	1.00%	$1,000.00	$1,027.00	$5.11
	Hypothetical*	1.00%	$1,000.00	$1,020.16	$5.09

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTII-4

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2021

Common Stocks—97.8% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—0.9%
Kratos Defense & Security Solutions, Inc. (a)	231,202	$4,485,319

Air Freight & Logistics—1.3%
Hub Group, Inc. - Class A (a)	76,355	6,432,145

Auto Components—4.5%
Dorman Products, Inc. (a)	48,398	5,469,458
Fox Factory Holding Corp. (a) (b)	39,086	6,648,529
Gentherm, Inc. (a) (b)	58,279	5,064,445
Patrick Industries, Inc.	61,534	4,965,178

		22,147,610

Banks—2.6%
Ameris Bancorp	80,386	3,993,577
Bancorp, Inc. (The) (a) (b)	189,637	4,799,712
Lakeland Financial Corp. (b)	50,991	4,086,419

		12,879,708

Beverages—0.8%
Primo Water Corp.	223,272	3,936,285

Biotechnology—8.0%
Bicycle Therapeutics plc (ADR) (a) (b)	55,326	3,367,694
BioCryst Pharmaceuticals, Inc. (a)	139,495	1,932,006
Blueprint Medicines Corp. (a)	36,796	3,941,220
Halozyme Therapeutics, Inc. (a)	130,772	5,258,342
Insmed, Inc. (a) (b)	126,423	3,443,763
Natera, Inc. (a) (b)	42,644	3,982,523
PTC Therapeutics, Inc. (a) (b)	89,401	3,560,842
Replimune Group, Inc. (a)	107,623	2,916,583
SpringWorks Therapeutics, Inc. (a) (b)	52,638	3,262,503
Sutro Biopharma, Inc. (a)	108,303	1,611,549
Vericel Corp. (a)	64,638	2,540,273
Xencor, Inc. (a)	97,553	3,913,826

		39,731,124

Building Products—3.7%
Advanced Drainage Systems, Inc.	60,891	8,289,092
Simpson Manufacturing Co., Inc.	27,559	3,832,630
UFP Industries, Inc.	64,581	5,942,098

		18,063,820

Capital Markets—3.3%
Focus Financial Partners, Inc. - Class A (a) (b)	87,219	5,208,719
Hamilton Lane, Inc. - Class A	58,638	6,076,069
PJT Partners, Inc. - Class A (b)	66,853	4,953,139

		16,237,927

Commercial Services & Supplies—1.6%
Casella Waste Systems, Inc. - Class A (a)	94,184	8,045,197

Communications Equipment—1.8%
Calix, Inc. (a)	72,701	5,813,899
Radware, Ltd. (a)	70,506	2,935,870

		8,749,769

Construction & Engineering—1.7%
WillScot Mobile Mini Holdings Corp. (a)	205,536	8,394,090

Containers & Packaging—1.1%
Ranpak Holdings, Corp. (a)	149,870	5,632,115

Diversified Consumer Services—0.8%
Frontdoor, Inc. (a)	105,144	3,853,528

Electronic Equipment, Instruments & Components—3.3%
Advanced Energy Industries, Inc.	40,430	3,681,556
Itron, Inc. (a)	57,067	3,910,231
nLight, Inc. (a)	121,459	2,908,943
Novanta, Inc. (a)	32,877	5,797,201

		16,297,931

Energy Equipment & Services—0.9%
Cactus, Inc. - Class A	117,087	4,464,527

Food Products—1.2%
Simply Good Foods Co. (The) (a) (b)	141,655	5,888,598

Health Care Equipment & Supplies—6.7%
AtriCure, Inc. (a)	83,907	5,834,054
Axonics, Inc. (a) (b)	92,897	5,202,232
CONMED Corp. (b)	37,553	5,323,513
CryoPort, Inc. (a)	83,736	4,954,659
Merit Medical Systems, Inc. (a)	76,714	4,779,282
NuVasive, Inc. (a)	75,105	3,941,511
STAAR Surgical Co. (a)	34,297	3,131,316

		33,166,567

Health Care Providers & Services—2.6%
Ensign Group, Inc. (The) (b)	35,775	3,003,669
HealthEquity, Inc. (a)	54,465	2,409,531
ModivCare, Inc. (a) (b)	19,713	2,923,241
Option Care Health, Inc. (a)	157,306	4,473,783

		12,810,224

Health Care Technology—2.9%
Evolent Health, Inc. - Class A (a)	192,383	5,323,238
Inspire Medical Systems, Inc. (a)	29,309	6,742,828
Phreesia, Inc. (a)	54,083	2,253,098

		14,319,164

Hotels, Restaurants & Leisure—4.4%
Chuy’s Holdings, Inc. (a) (b)	71,168	2,143,580
Life Time Group Holdings, Inc. (a) (b)	159,277	2,741,157
Papa John’s International, Inc.	44,651	5,959,569
Texas Roadhouse, Inc.	51,351	4,584,617
Wingstop, Inc. (b)	36,512	6,309,274

		21,738,197

Household Durables—1.1%
Installed Building Products, Inc.	38,764	5,416,106

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2021

Common Stocks—(Continued)

Security Description	Shares	Value

Insurance—1.3%
BRP Group, Inc. - Class A (a)	108,532	$3,919,091
Kinsale Capital Group, Inc.	10,978	2,611,556

		6,530,647

Interactive Media & Services—0.7%
Cargurus, Inc. (a)	108,346	3,644,759

Internet & Direct Marketing Retail—1.6%
Shutterstock, Inc. (b)	69,313	7,685,426

IT Services—3.6%
EVERTEC, Inc.	120,494	6,022,290
Perficient, Inc. (a)	30,814	3,983,942
Squarespace, Inc. - Class A (a) (b)	18,744	552,948
WNS Holdings, Ltd. (ADR) (a)	81,673	7,205,192

		17,764,372

Leisure Products—0.8%
Malibu Boats, Inc. - Class A (a)	58,733	4,036,719

Life Sciences Tools & Services—1.5%
Medpace Holdings, Inc. (a)	22,638	4,926,934
NeoGenomics, Inc. (a) (b)	68,642	2,342,065

		7,268,999

Machinery—6.1%
Albany International Corp. - Class A	55,742	4,930,380
Helios Technologies, Inc. (b)	56,764	5,969,870
Kornit Digital, Ltd. (a)	61,307	9,333,991
RBC Bearings, Inc. (a)	24,076	4,862,629
Shyft Group, Inc. (The)	100,998	4,962,032

		30,058,902

Media—1.4%
TechTarget, Inc. (a) (b)	69,711	6,668,554

Personal Products—0.8%
elf Beauty, Inc. (a)	126,116	4,188,312

Pharmaceuticals—1.7%
Pacira BioSciences, Inc. (a)	79,326	4,773,046
Supernus Pharmaceuticals, Inc. (a)	120,751	3,521,099

		8,294,145

Professional Services—1.5%
KBR, Inc. (b)	151,914	7,234,145

Semiconductors & Semiconductor Equipment—8.0%
MACOM Technology Solutions Holdings, Inc. (a) (b)	109,497	8,573,615
MaxLinear, Inc. (a)	130,810	9,861,766
Rambus, Inc. (a) (b)	235,215	6,912,969
Silicon Laboratories, Inc. (a)	37,912	7,825,795

Semiconductors & Semiconductor Equipment—(Continued)
Silicon Motion Technology Corp. (ADR)	67,440	6,408,823

		39,582,968

Software—6.5%
Blackline, Inc. (a) (b)	47,887	4,958,220
Envestnet, Inc. (a)	64,998	5,156,941
Q2 Holdings, Inc. (a) (b)	54,644	4,340,920
Rapid7, Inc. (a)	77,206	9,086,374
Tenable Holdings, Inc. (a)	61,345	3,378,269
Varonis Systems, Inc. (a) (b)	110,349	5,382,824

		32,303,548

Specialty Retail—1.3%
Boot Barn Holdings, Inc. (a)	53,036	6,526,080

Technology Hardware, Storage & Peripherals—1.3%
Pure Storage, Inc. - Class A (a)	189,732	6,175,777

Textiles, Apparel & Luxury Goods—1.8%
Columbia Sportswear Co.	52,638	5,129,047
Oxford Industries, Inc.	37,534	3,810,451

		8,939,498

Trading Companies & Distributors—2.7%
McGrath RentCorp	43,212	3,468,195
SiteOne Landscape Supply, Inc. (a)	40,070	9,708,160

		13,176,355

Total Common Stocks (Cost $333,585,233)		482,769,157

Short-Term Investment—2.5%

Repurchase Agreement—2.5%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/21 at 0.000%, due on 01/03/22 with a maturity value of $12,239,770; collateralized by U.S. Treasury Note at 1.375%, maturing 12/31/28, with a market value of $12,484,581.	12,239,770	12,239,770

Total Short-Term Investments (Cost $12,239,770)		12,239,770

Securities Lending Reinvestments (c)—4.8%

Certificate of Deposit—0.0%
Oversea-Chinese Banking Corp., Ltd. Zero Coupon, 04/14/22	200,000	199,864

Repurchase Agreements — 3.7%
Barclays Bank plc Repurchase Agreement dated 12/31/21 at 0.350%, due on 02/04/22 with a maturity value of $2,000,681; collateralized by various Common Stock with an aggregate market value of $2,222,700.	2,000,000	2,000,000

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2021

Securities Lending Reinvestments (c)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
Barclays Capital, Inc. Repurchase Agreement dated 12/31/21 at 0.010%, due on 01/03/22 with a maturity value of $1,730,799; collateralized by U.S. Treasury Obligations at 0.000%, maturity dates ranging from 02/15/22 - 11/15/51, and an aggregate market value of $1,765,413.	1,730,797	$1,730,797
Cantor Fitzgerald & Co. Repurchase Agreement dated 12/31/21 at 0.050%, due on 01/03/22 with a maturity value of $3,000,013; collateralized by U.S. Treasury and U.S. Government Agency Obligations with rates ranging from 0.000% - 6.062%, maturity dates ranging from 05/01/24 - 07/20/71, and an aggregate market value of $3,060,000.	3,000,000	3,000,000
Citigroup Global Markets, Inc. Repurchase Agreement dated 12/31/21 at 0.420%, due on 02/04/22 with a maturity value of $1,000,408; collateralized by various Common Stock with an aggregate market value of $1,100,000.	1,000,000	1,000,000
Deutsche Bank AG, London Repurchase Agreement dated 12/31/21 at 0.150%, due on 01/03/22 with a maturity value of $300,004; collateralized by Foreign Obligations with rates ranging from 0.375% - 1.875%, maturity dates ranging from 04/14/22 - 11/16/23, and an aggregate market value of $306,005.	300,000	300,000
National Bank Financial, Inc. Repurchase Agreement dated 12/31/21 at 0.070%, due on 01/03/22 with a maturity value of $600,004; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 2.875%, maturity dates ranging from 02/03/22 - 11/15/47, and an aggregate market value of $612,283.	600,000	600,000
National Bank of Canada Repurchase Agreement dated 12/31/21 at 0.070%, due on 01/07/22 with a maturity value of $1,500,020; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 5.250%, maturity dates ranging from 01/31/22 - 11/15/51, and an aggregate market value of $1,530,650.	1,500,000	1,500,000
Repurchase Agreement dated 12/31/21 at 0.200%, due on 01/07/22 with a maturity value of $900,035; collateralized by various Common Stock with an aggregate market value of $1,000,189.	900,000	900,000
NBC Global Finance, Ltd. Repurchase Agreement dated 12/31/21 at 0.190%, due on 01/03/22 with a maturity value of $2,300,036; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 5.000%, maturity dates ranging from 04/30/22 - 02/15/49, and various Common Stock with an aggregate market value of $2,555,016.	2,300,000	2,300,000
Societe Generale Repurchase Agreement dated 12/31/21 at 0.170%, due on 01/03/22 with a maturity value of $3,000,043; collateralized by various Common Stock with an aggregate market value of $3,333,417.	3,000,000	3,000,000

Repurchase Agreements—(Continued)
Societe Generale Repurchase Agreement dated 12/31/21 at 0.200%, due on 01/07/22 with a maturity value of $1,056,952; collateralized by various Common Stock with an aggregate market value of $1,174,375.	1,056,911	1,056,911
TD Prime Services LLC Repurchase Agreement dated 12/31/21 at 0.140%, due on 01/03/22 with a maturity value of $1,000,012; collateralized by various Common Stock with an aggregate market value of $1,105,365.	1,000,000	1,000,000

		18,387,708

Mutual Funds—1.1%
Allspring Government Money Market Fund, Select Class 0.030% (d)	300,000	300,000
BlackRock Liquidity Funds FedFund, Institutional Shares 0.030% (d)	1,000,000	1,000,000
Morgan Stanley Liquidity Funds Government Portfolio, Institutional Shares 0.030% (d)	2,000,000	2,000,000
STIT-Government & Agency Portfolio, Institutional Class 0.030% (d)	2,000,000	2,000,000

		5,300,000

Total Securities Lending Reinvestments (Cost $23,887,621)		23,887,572

Total Investments—105.1% (Cost $369,712,624)		518,896,499
Other assets and liabilities (net)—(5.1)%		(24,998,844)

Net Assets—100.0%		$493,897,655

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2021, the market value of securities loaned was $23,454,642 and the collateral received consisted of cash in the amount of $23,887,551 and non-cash collateral with a value of $58,103. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	Represents investment of cash collateral received from securities on loan as of December 31, 2021.
(d)	The rate shown represents the annualized seven-day yield as of December 31, 2021.

Glossary of Abbreviations

Other Abbreviations

(ADR)—	American Depositary Receipt

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2021

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2021:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$482,769,157	$—	$—	$482,769,157
Total Short-Term Investment*	—	12,239,770	—	12,239,770
Securities Lending Reinvestments
Certificate of Deposit	—	199,864	—	199,864
Repurchase Agreements	—	18,387,708	—	18,387,708
Mutual Funds	5,300,000	—	—	5,300,000
Total Securities Lending Reinvestments	5,300,000	18,587,572	—	23,887,572
Total Investments	$488,069,157	$30,827,342	$—	$518,896,499

Collateral for Securities Loaned (Liability)	$—	$(23,887,551)	$—	$(23,887,551)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Statement of Assets and Liabilities

December 31, 2021

Assets
Investments at value (a) (b)	$518,896,499
Receivable for:
Investments sold	978,047
Fund shares sold	185,063
Dividends	70,765
Prepaid expenses	1,464

Total Assets	520,131,838

Liabilities
Collateral for securities loaned	23,887,551
Payables for:
Investments purchased	1,653,871
Fund shares redeemed	67,529
Accrued Expenses:
Management fees	329,533
Distribution and service fees	15,519
Deferred trustees’ fees	178,812
Other expenses	101,368

Total Liabilities	26,234,183

Net Assets	$493,897,655

Net Assets Consist of:
Paid in surplus	$256,395,947
Distributable earnings (Accumulated losses)	237,501,708

Net Assets	$493,897,655

Net Assets
Class A	$416,323,485
Class B	69,646,058
Class E	7,928,112
Capital Shares Outstanding*
Class A	25,541,393
Class B	4,853,021
Class E	521,990
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$16.30
Class B	14.35
Class E	15.19

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $369,712,624.
(b)	Includes securities loaned at value of $23,454,642.

Statement of Operations

Year Ended December 31, 2021

Investment Income
Dividends (a)	$1,374,811
Securities lending income	49,705

Total investment income	1,424,516

Expenses
Management fees	4,511,069
Administration fees	31,244
Custodian and accounting fees	52,326
Distribution and service fees—Class B	181,627
Distribution and service fees—Class E	12,467
Audit and tax services	44,902
Legal	39,973
Trustees’ fees and expenses	51,036
Shareholder reporting	26,715
Insurance	3,036
Miscellaneous	10,552

Total expenses	4,964,947
Less management fee waiver	(477,947)
Less broker commission recapture	(21,510)

Net expenses	4,465,490

Net Investment Loss	(3,040,974)

Net Realized and Unrealized Gain (Loss)
Net realized gain on investments	91,572,230
Net change in unrealized depreciation on investments	(38,891,104)

Net realized and unrealized gain (loss)	52,681,126

Net Increase (Decrease) in Net Assets From Operations	$49,640,152

(a)	Net of foreign withholding taxes of $8,393.

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2021	Year Ended December 31, 2020
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$(3,040,974)	$(2,134,919)
Net realized gain (loss)	91,572,230	45,550,597
Net change in unrealized appreciation (depreciation)	(38,891,104)	89,523,575

Increase (decrease) in net assets from operations	49,640,152	132,939,253

From Distributions to Shareholders
Class A	(37,984,758)	(35,275,802)
Class B	(7,367,362)	(8,707,545)
Class E	(807,091)	(946,826)

Total distributions	(46,159,211)	(44,930,173)

Increase (decrease) in net assets from capital share transactions	(20,168,714)	67,913,417

Total increase (decrease) in net assets	(16,687,773)	155,922,497

Net Assets
Beginning of period	510,585,428	354,662,931

End of period	$493,897,655	$510,585,428

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2021		Year Ended December 31, 2020
	Shares	Value	Shares	Value
Class A
Sales	527,040	$8,715,883	5,829,819	$74,060,191
Reinvestments	2,430,247	37,984,758	3,038,398	35,275,802
Redemptions	(3,717,418)	(63,225,882)	(2,768,834)	(39,812,280)

Net increase (decrease)	(760,131)	$(16,525,241)	6,099,383	$69,523,713

Class B
Sales	236,012	$3,510,657	359,204	$4,053,408
Reinvestments	534,642	7,367,362	838,070	8,707,545
Redemptions	(950,468)	(14,088,049)	(1,166,093)	(14,094,751)

Net increase (decrease)	(179,814)	$(3,210,030)	31,181	$(1,333,798)

Class E
Sales	13,353	$205,773	19,012	$228,731
Reinvestments	55,394	807,091	86,706	946,826
Redemptions	(93,122)	(1,446,307)	(116,073)	(1,452,055)

Net increase (decrease)	(24,375)	$(433,443)	(10,355)	$(276,498)

Increase (decrease) derived from capital shares transactions		$(20,168,714)		$67,913,417

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$16.31	$14.03	$13.19	$14.98	$12.36

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.09)	(0.07)	(0.06)	(0.01)	(0.06)
Net realized and unrealized gain (loss)	1.65	4.16	3.41	0.43	3.32

Total income (loss) from investment operations	1.56	4.09	3.35	0.42	3.26

Less Distributions
Distributions from net realized capital gains	(1.57)	(1.81)	(2.51)	(2.21)	(0.64)

Total distributions	(1.57)	(1.81)	(2.51)	(2.21)	(0.64)

Net Asset Value, End of Period	$16.30	$16.31	$14.03	$13.19	$14.98

Total Return (%) (b)	10.00	34.34	26.88	0.55	27.04

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.95	0.97	0.98	0.96	0.97
Net ratio of expenses to average net assets (%) (c)	0.86	0.88	0.89	0.88	0.88
Ratio of net investment income (loss) to average net assets (%)	(0.57)	(0.52)	(0.45)	(0.09)	(0.45)
Portfolio turnover rate (%)	44	57	47	44	40
Net assets, end of period (in millions)	$416.3	$428.9	$283.4	$240.4	$298.0

	Class B
	Year Ended December 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$14.57	$12.76	$12.22	$14.05	$11.66

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.12)	(0.09)	(0.09)	(0.05)	(0.09)
Net realized and unrealized gain (loss)	1.47	3.71	3.14	0.43	3.12

Total income (loss) from investment operations	1.35	3.62	3.05	0.38	3.03

Less Distributions
Distributions from net realized capital gains	(1.57)	(1.81)	(2.51)	(2.21)	(0.64)

Total distributions	(1.57)	(1.81)	(2.51)	(2.21)	(0.64)

Net Asset Value, End of Period	$14.35	$14.57	$12.76	$12.22	$14.05

Total Return (%) (b)	9.74	34.04	26.51	0.28	26.68

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.20	1.22	1.23	1.21	1.22
Net ratio of expenses to average net assets (%) (c)	1.11	1.13	1.14	1.13	1.13
Ratio of net investment income (loss) to average net assets (%)	(0.81)	(0.78)	(0.70)	(0.33)	(0.70)
Portfolio turnover rate (%)	44	57	47	44	40
Net assets, end of period (in millions)	$69.6	$73.3	$63.8	$57.8	$66.0

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$15.32	$13.31	$12.64	$14.45	$11.97

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.11)	(0.08)	(0.08)	(0.03)	(0.08)
Net realized and unrealized gain (loss)	1.55	3.90	3.26	0.43	3.20

Total income (loss) from investment operations	1.44	3.82	3.18	0.40	3.12

Less Distributions
Distributions from net realized capital gains	(1.57)	(1.81)	(2.51)	(2.21)	(0.64)

Total distributions	(1.57)	(1.81)	(2.51)	(2.21)	(0.64)

Net Asset Value, End of Period	$15.19	$15.32	$13.31	$12.64	$14.45

Total Return (%) (b)	9.86	34.15	26.68	0.43	26.74

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.10	1.12	1.13	1.11	1.12
Net ratio of expenses to average net assets (%) (c)	1.01	1.03	1.04	1.03	1.03
Ratio of net investment income (loss) to average net assets (%)	(0.70)	(0.68)	(0.60)	(0.22)	(0.60)
Portfolio turnover rate (%)	44	57	47	44	40
Net assets, end of period (in millions)	$7.9	$8.4	$7.4	$7.0	$7.3

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2021

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Loomis Sayles Small Cap Growth Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered and offers three classes of shares: Class A, B and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2021 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a

BHFTII-13

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

In December 2020, the Securities and Exchange Commission adopted Rule 2a-5, Good Faith Determinations of Fair Value, under the 1940 Act, which is intended to address valuation practices and the role of the board of directors with respect to the fair value of the investments of a registered investment company. Among other things, Rule 2a-5 will permit the Portfolio’s Board to designate the Portfolio’s primary investment adviser to perform the Portfolio’s fair value determinations, which will be subject to the Board’s oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the investment adviser’s fair value determinations. Compliance with Rule 2a-5 will not be required until September 2022. The Adviser continues to review Rule 2a-5 and its impact on the Adviser’s and the Portfolio’s valuation policies and related practices.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. Book-tax differences are primary due to net operating losses and adjustments to prior period accumulated balances. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2021, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

BHFTII-14

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2021, the Portfolio had direct investments in repurchase agreements with a gross value of $12,239,770. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $18,387,708. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2021.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2021 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2021 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2021.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2021. For all securities on loan, the remaining contractual maturity of the agreements is overnight and continuous.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with Capital Institutional Services, Inc. (“CAPIS”). Under this arrangement, the Portfolio directs certain trades to CAPIS in return for a recapture credit. CAPIS issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local,

BHFTII-15

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 outbreak. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. In 2017, the UK Financial Conduct Authority (FCA) announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Various financial industry groups have been planning for the transition away from LIBOR and markets are developing in response to these new rates, but there are concerns around liquidity of the new rates and obstacles to converting certain securities and transactions to new rates. Neither the effect of the transition process nor its ultimate success can yet be known. The transition process might, among other things, lead to increased volatility and illiquidity in markets for instruments whose terms include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of related transactions such as hedges, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Portfolio and may adversely affect the Portfolio’s performance or net asset value.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

BHFTII-16

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2021 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$213,107,062	$0	$276,357,006

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2021	% per annum	Average Daily Net Assets
$4,511,069	0.900%	Of the first $500 million
	0.850%	On amounts in excess of $500 million

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Loomis, Sayles & Company, L.P. is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 30, 2021 to April 30, 2022, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.080%	On the first $100 million
0.100%	On the next $400 million
0.050%	On amounts in excess of $500 million

An identical expense agreement was in place for the period April 30, 2020 to April 30, 2021. Amounts waived for the year ended December 31, 2021 are shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2021 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees

BHFTII-17

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2021 was as follows:

Cost basis of investments	$369,893,905

Gross unrealized appreciation	157,024,226
Gross unrealized (depreciation)	(8,021,632)

Net unrealized appreciation (depreciation)	$149,002,594

The tax character of distributions paid for the years ended December 31, 2021 and 2020 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2021	2020	2021	2020	2021	2020
$—	$—	$46,159,211	$44,930,173	$46,159,211	$44,930,173

As of December 31, 2021, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$—	$88,677,929	$149,002,594	$—	$237,680,523

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2021, the Portfolio had no accumulated capital losses.

8. Recent Accounting Pronouncement

In January 2021, the FASB issued Accounting Standards Update No. 2021-01 (“ASU 2021-01”), “Reference Rate Reform (Topic 848)”. ASU 2021-01 is an update of ASU 2020-04, which is in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, as regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The ASU 2021-01 update clarifies that certain optional expedients and exceptions in Topic 848 for contract modifications and hedge accounting apply to derivatives that are affected by the discounting transition. The amendments in this update are effective through December 31, 2022, for all entities. The expedients and exceptions provided by the amendments do not apply to contract modifications and hedging relationships entered into or evaluated after December 31, 2022, except for hedging transactions as of December 31, 2022, that an entity has elected certain optional expedients for and that are retained through the end of the hedging relationship. Management is currently evaluating the impact of the optional guidance on the Portfolio’s financial statements and disclosures.

BHFTII-18

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust II and Shareholders of the Loomis Sayles Small Cap Growth Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Loomis Sayles Small Cap Growth Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust II), as of December 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Loomis Sayles Small Cap Growth Portfolio as of December 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2022

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTII-19

Brighthouse Funds Trust II

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, 125 High Street, Suite 732, Boston, Massachusetts 02110. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present); until 2016, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	74	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	74	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield and Merel, Ltd.	74	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	74	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Mid-Con Energy Partners, LP (energy);** Trustee, SharesPost 100 Fund (closed-end fund).** Until 2020, Director, Gainsco, Inc. (auto insurance).**

BHFTII-20

Brighthouse Funds Trust II

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	74	Trustee, HSBC Funds.**

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor).	74	Director and Chairman of the Board of Directors, First Eagle Alternative Capital BDC, Inc.;** Director, First Eagle Credit Opportunities Fund;** Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	Private Investor; Until 2020, President, True North Board Governance, LLC (consulting).	74	Until 2020, Lead Independent Trustee, BMT Investment Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2021-present); formerly Senior Vice President, Brighthouse Investment Advisers, LLC (2017-2021).

Dina Lee (1970)	Secretary, of Trust I and Trust II	From December 2021 (Trust I and Trust II) to present	Executive Vice President, Chief Legal Officer, Brighthouse Investment Advisers, LLC (2021-present); formerly, Associate General Counsel, Neuberger Berman Investment Advisers LLC (2017-2021).

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2013-present); Head of Funds Compliance, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017).

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., an affiliate of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 29 BHF II Portfolios.

BHFTII-21

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 30-December 1, 2021 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2022 through December 31, 2022.

The Board met with personnel of the Adviser on October 20-21, 2021 (the “October Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the October Meeting and the November Meeting are referred to collectively as, the “Meetings”). The Independent Trustees were advised by independent legal counsel throughout year, including during the contract renewal process, and met with independent legal counsel in executive sessions outside of the presence of management.

In considering the continuation of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of assisting the Board in the renewal process, along with various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled Board meetings. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process. The Board also reviewed information with respect to the effect of the ongoing COVID-19 pandemic on the operations of the Adviser and Sub-Advisers, and considered the Adviser’s assessments of the Sub-Advisers’ services and operations during the pandemic.

In considering the continuation of the Agreements, the Board also reviewed, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the October Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of the Sub-Advisory Agreements.

In approving the continuation of each Agreement, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs

BHFTII-22

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

and personnel, trading practices, compliance programs and personnel, risk management, and liquidity risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct regular and periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Board regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered, based on the information provided, each Sub-Adviser’s current level of staffing, business continuity plan and information security program, including in light of the ongoing COVID-19 pandemic and the work-from-home environment. The Board also considered the Sub-Adviser’s compensation program for its personnel and its overall resources. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background, and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, actions taken in response to regulatory developments, including SEC rulemaking, and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser had been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). The Board considered that Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver

BHFTII-23

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *  *  *

Loomis Sayles Small Cap Growth Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Loomis, Sayles & Company, L.P. regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe for the five-year period ended June 30, 2021 and underperformed the median of its Performance Universe for the one- and three-year periods ended June 30, 2021. The Board considered that the Portfolio underperformed the average of its Morningstar Category for the one-, three-, and five-year periods ended June 30, 2021. The Board further considered that the Portfolio outperformed its benchmark, the Russell 2000 Growth Index, for the three- and five-year periods ended October 31, 2021 and underperformed its benchmark for the one-year period ended October 31, 2021. The Board took into account management’s discussion of the Portfolio’s performance, including with respect to prevailing market conditions. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median and above the Sub-advised Expense Universe median. The Board considered that the Portfolio’s actual management fees were above the Expense Universe median and the Portfolio’s total expenses (exclusive of 12b-1 fees) were equal to the Expense Universe median. The Board noted that the Portfolio’s contractual management fees were above the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTII-24

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Managed by MetLife Investment Management, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2021, the Class A, B, E, and G shares of the MetLife Aggregate Bond Index Portfolio returned -1.93%, -2.22%, -2.08%, and -2.26%, respectively. The Portfolio’s benchmark, the Bloomberg U.S. Aggregate Bond Index¹, returned -1.54%.

MARKET ENVIRONMENT / CONDITIONS

U.S. economic growth accelerated during 2021, despite surges in the COVID-19 Omicron variant. Accommodative fiscal and monetary policies combined with the success of domestic vaccination programs, allowed many businesses to reopen, accelerating U.S. Gross Domestic Product and employment growth. Policy responses to the pandemic included robust monetary policy, a near-zero Federal Funds Rate, multiple Congressional stimulus programs, and continued expansion of the Federal Reserve’s (the “Fed”) balance sheet.

The Federal Funds target rate remained at 0.00% - 0.25% throughout the year. However, due to inflation signals, the Fed announced it would start to reduce the pace of their asset purchase program in January 2022, reducing purchases by 50% each month to start.

U.S. Treasury rates ended the year substantially higher. The five-year Treasury increased 0.90% to 1.26%, the 10-year Treasury increased 0.59% to 1.50%, and the 30-year Treasury increased 0.25% to 1.89%. The overall curve flattened as the difference between the 10-year and 30-year Treasury decreased 0.34% to 0.39% while the two-year and 10-year yield differential decreased only 0.02% to 0.77% at year end.

The benchmark returned -1.54% in 2021. Asset-Backed Securities and Corporates were the best performing sectors during the year, returning -0.34% and -1.04%, respectively. Treasury was the worst performing sector, returning -2.32%. Option adjusted spreads tightened during the period with Commercial Mortgage-Backed Securities and Government Related spreads decreasing the most by 0.13% and 0.08%, respectively. Option adjusted spreads for the Index decreased 0.06%, ending the year at 0.36%.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio is managed utilizing a stratified sampling approach which seeks to track the performance of the Index by holding a subset of Index constituents and neutralizing exposures across key characteristics (i.e., duration, term structure, high sector, sub-sector, quality). Factors that impact tracking error include sampling, transaction costs, and contributions and withdrawals.

Stacey Lituchy

Jason Chapin

Brian Leonard

Portfolio Managers

MetLife Investment Management, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities.

BHFTII-1

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

A $10,000 INVESTMENT COMPARED TO THE BLOOMBERG U.S. AGGREGATE BOND INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2021

	1 Year	5 Year	10 Year
MetLife Aggregate Bond Index Portfolio
Class A	-1.93	3.32	2.64
Class B	-2.22	3.05	2.38
Class E	-2.08	3.16	2.48
Class G	-2.26	3.00	2.33
Bloomberg U.S. Aggregate Bond Index	-1.54	3.57	2.90

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2021

Top Sectors

% of Net Assets
U.S. Treasury & Government Agencies	68.2
Corporate Bonds & Notes	27.1
Foreign Government	1.6
Mortgage-Backed Securities	1.2
Municipals	0.6
Asset-Backed Securities	0.3

BHFTII-2

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2021 through December 31, 2021.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MetLife Aggregate Bond Index Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period** July 1, 2021 to December 31, 2021
Class A (a)	Actual	0.27%	$1,000.00	$998.20	$1.36
	Hypothetical*	0.27%	$1,000.00	$1,023.84	$1.38
Class B (a)	Actual	0.52%	$1,000.00	$997.20	$2.62
	Hypothetical*	0.52%	$1,000.00	$1,022.58	$2.65
Class E (a)	Actual	0.42%	$1,000.00	$997.30	$2.11
	Hypothetical*	0.42%	$1,000.00	$1,023.09	$2.14
Class G (a)	Actual	0.57%	$1,000.00	$996.30	$2.87
	Hypothetical*	0.57%	$1,000.00	$1,022.33	$2.91

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTII-3

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2021

U.S. Treasury & Government Agencies—68.2% of Net Assets

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage—Backed—28.2%
Fannie Mae 15 Yr. Pool
1.500%, 04/01/36	1,804,063	$1,811,220
1.500%, 05/01/36	4,585,869	4,604,061
1.500%, 09/01/36	1,939,794	1,947,488
1.500%, 11/01/36	2,962,956	2,974,709
2.000%, 11/01/35	10,002,729	10,253,522
2.000%, 12/01/35	3,924,410	4,022,805
2.000%, 09/01/36	4,807,628	4,928,769
2.000%, 12/01/36	2,978,679	3,053,735
2.500%, 12/01/27	1,027,119	1,063,990
2.500%, 02/01/28	895,480	927,626
2.500%, 07/01/28	1,616,684	1,673,672
2.500%, 10/01/28	1,011,203	1,046,863
2.500%, 03/01/30	1,016,044	1,053,444
2.500%, 09/01/31	1,723,197	1,786,522
2.500%, 01/01/32	535,132	554,798
2.500%, 04/01/32	1,251,571	1,297,376
2.500%, 09/01/32	308,263	319,545
2.500%, 12/01/34	956,283	989,310
2.500%, 09/01/35	888,192	918,983
3.000%, 01/01/27	323,322	338,076
3.000%, 02/01/27	544,203	569,035
3.000%, 03/01/27	265,902	278,219
3.000%, 01/01/29	1,770,271	1,852,889
3.000%, 10/01/29	700,390	734,310
3.000%, 06/01/30	788,224	826,501
3.000%, 02/01/33	1,448,020	1,518,165
3.000%, 01/01/36	1,037,488	1,084,717
3.500%, 02/01/26	393,019	413,788
3.500%, 03/01/26	269,589	283,899
3.500%, 05/01/29	672,575	709,255
3.500%, 08/01/32	236,304	249,829
3.500%, 03/01/34	356,263	375,293
4.000%, 06/01/24	37,307	39,236
4.000%, 11/01/24	234,414	246,535
4.500%, 08/01/24	75,273	78,063
4.500%, 06/01/25	154,151	160,950
5.000%, 01/01/22	347	347
5.000%, 02/01/24	16,994	17,330
Fannie Mae 20 Yr. Pool
2.000%, 02/01/41	2,680,194	2,709,884
2.000%, 06/01/41	2,377,399	2,404,643
2.500%, 02/01/41	2,113,439	2,172,376
3.000%, 02/01/33	662,316	694,775
3.000%, 08/01/35	781,431	820,104
3.000%, 05/01/36	905,743	949,987
3.500%, 04/01/32	531,968	567,471
3.500%, 09/01/35	712,507	758,988
3.500%, 07/01/38	531,376	562,178
4.000%, 02/01/31	237,376	255,114
4.000%, 03/01/38	523,955	561,916
4.500%, 08/01/30	140,363	152,014
5.000%, 02/01/24	19,842	21,515
5.000%, 09/01/25	34,198	37,204
5.500%, 07/01/23	11,580	11,856
5.500%, 01/01/24	10,500	10,839

Agency Sponsored Mortgage—Backed—(Continued)
Fannie Mae 20 Yr. Pool
5.500%, 07/01/24	32,417	33,905
5.500%, 07/01/25	40,088	42,642
Fannie Mae 30 Yr. Pool
1.500%, 03/01/51	3,764,435	3,642,109
1.500%, 04/01/51	4,756,851	4,602,275
1.500%, 10/01/51	992,977	960,710
2.000%, 10/01/50	10,884,527	10,876,626
2.000%, 11/01/50	8,572,693	8,566,470
2.000%, 12/01/50	4,371,466	4,368,292
2.000%, 01/01/51	10,724,351	10,716,567
2.000%, 02/01/51	4,524,052	4,520,768
2.000%, 04/01/51	9,376,896	9,355,758
2.000%, 05/01/51	4,752,700	4,741,986
2.000%, 06/01/51	8,634,098	8,614,635
2.000%, 08/01/51	2,437,056	2,431,562
2.000%, 09/01/51	4,912,238	4,901,165
2.000%, 10/01/51	6,915,305	6,899,716
2.000%, 11/01/51	1,986,961	1,982,482
2.000%, 12/01/51	4,987,069	4,975,827
2.000%, 01/01/52	3,000,000	2,993,237
2.500%, 01/01/50	1,172,389	1,196,969
2.500%, 03/01/50	1,090,264	1,113,309
2.500%, 05/01/50	2,583,255	2,637,856
2.500%, 07/01/50	4,150,589	4,238,318
2.500%, 08/01/50	7,415,205	7,571,937
2.500%, 09/01/50	5,993,375	6,120,054
2.500%, 11/01/50	1,479,425	1,510,695
2.500%, 12/01/50	2,298,143	2,346,718
2.500%, 01/01/51	2,365,000	2,415,010
2.500%, 02/01/51	1,199,447	1,224,901
2.500%, 05/01/51	3,637,796	3,715,874
2.500%, 07/01/51	4,776,836	4,879,361
2.500%, 08/01/51	2,411,485	2,463,261
2.500%, 09/01/51	7,802,031	7,970,148
2.500%, 10/01/51	5,894,757	6,022,232
2.500%, 12/01/51	6,979,202	7,131,209
2.500%, 01/01/52	3,000,000	3,065,572
3.000%, 08/01/42	801,370	848,959
3.000%, 09/01/42	695,478	732,710
3.000%, 11/01/42	1,116,122	1,181,498
3.000%, 12/01/42	2,255,034	2,376,960
3.000%, 01/01/43	497,274	523,896
3.000%, 03/01/43	2,190,231	2,321,540
3.000%, 05/01/43	1,255,839	1,322,195
3.000%, 07/01/43	3,683,404	3,885,698
3.000%, 09/01/43	667,220	702,475
3.000%, 05/01/45	1,641,090	1,730,983
3.000%, 05/01/46	908,541	951,194
3.000%, 06/01/46	1,219,681	1,276,942
3.000%, 08/01/46	1,304,463	1,365,704
3.000%, 02/01/47	1,756,323	1,838,778
3.000%, 11/01/49	847,386	878,769
3.000%, 12/01/49	1,504,187	1,559,895
3.000%, 01/01/50	1,573,630	1,631,910
3.000%, 02/01/50	765,790	794,151

See accompanying notes to financial statements.

BHFTII-4

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2021

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage—Backed—(Continued)
Fannie Mae 30 Yr. Pool
3.000%, 04/01/50	1,745,807	$1,808,437
3.000%, 05/01/50	3,125,843	3,237,980
3.000%, 07/01/50	1,138,889	1,179,746
3.000%, 08/01/50	4,709,830	4,878,791
3.000%, 11/01/51	2,927,632	3,040,000
3.000%, 12/01/51	2,485,307	2,583,388
3.500%, 12/01/40	515,747	553,243
3.500%, 03/01/42	562,082	604,545
3.500%, 04/01/42	695,120	745,820
3.500%, 05/01/42	911,969	978,486
3.500%, 06/01/42	646,243	693,378
3.500%, 08/01/42	373,806	401,070
3.500%, 09/01/42	1,689,546	1,822,302
3.500%, 10/01/42	904,887	970,888
3.500%, 01/01/43	595,242	638,657
3.500%, 02/01/43	1,226,105	1,327,870
3.500%, 06/01/43	749,455	805,976
3.500%, 08/01/44	743,468	795,278
3.500%, 02/01/45	935,925	1,001,147
3.500%, 03/01/45	1,495,998	1,598,504
3.500%, 04/01/45	1,490,333	1,592,980
3.500%, 09/01/45	2,512,688	2,683,065
3.500%, 11/01/45	865,390	924,069
3.500%, 01/01/46	964,282	1,029,667
3.500%, 03/01/46	926,550	987,374
3.500%, 05/01/46	675,177	719,499
3.500%, 11/01/47	1,562,020	1,655,307
3.500%, 03/01/48	1,279,882	1,351,069
3.500%, 02/01/49	314,426	331,914
3.500%, 08/01/49	388,450	409,737
3.500%, 10/01/49	827,746	873,108
3.500%, 01/01/50	559,112	589,752
3.500%, 02/01/50	279,940	295,281
3.500%, 05/01/50	1,192,519	1,254,936
3.500%, 02/01/51	1,955,266	2,059,079
4.000%, 08/01/39	408,715	445,419
4.000%, 09/01/39	295,842	322,410
4.000%, 12/01/39	366,061	398,935
4.000%, 06/01/40	315,617	343,947
4.000%, 09/01/40	229,540	250,144
4.000%, 12/01/40	1,940,077	2,115,257
4.000%, 01/01/41	836,581	911,674
4.000%, 12/01/41	417,080	454,574
4.000%, 02/01/42	493,532	537,899
4.000%, 09/01/43	618,266	671,894
4.000%, 05/01/44	698,275	759,401
4.000%, 08/01/44	1,127,907	1,226,642
4.000%, 10/01/44	428,664	466,188
4.000%, 11/01/44	954,938	1,036,462
4.000%, 01/01/45	818,282	889,913
4.000%, 03/01/45	535,050	578,230
4.000%, 10/01/45	764,620	826,327
4.000%, 03/01/47	255,332	273,356
4.000%, 05/01/47	259,152	277,446
4.000%, 06/01/47	1,782,495	1,908,320

Agency Sponsored Mortgage—Backed—(Continued)
Fannie Mae 30 Yr. Pool
4.000%, 07/01/47	426,957	457,095
4.000%, 10/01/47	647,490	693,197
4.000%, 05/01/48	728,843	775,852
4.000%, 06/01/48	615,373	655,063
4.000%, 07/01/48	462,530	492,362
4.000%, 09/01/48	228,763	243,517
4.000%, 10/01/48	360,861	384,136
4.000%, 11/01/48	440,217	468,609
4.000%, 04/01/49	754,346	803,466
4.000%, 02/01/50	864,962	921,285
4.000%, 03/01/50	901,504	960,206
4.000%, 09/01/50	676,133	718,517
4.500%, 08/01/33	66,934	73,420
4.500%, 10/01/33	78,992	86,646
4.500%, 04/01/34	53,021	58,179
4.500%, 01/01/39	19,426	21,385
4.500%, 07/01/39	517,023	569,296
4.500%, 09/01/39	663,042	730,080
4.500%, 10/01/39	359,997	396,395
4.500%, 05/01/40	486,106	536,745
4.500%, 08/01/40	595,321	655,742
4.500%, 11/01/40	339,028	373,437
4.500%, 12/01/40	763,677	841,185
4.500%, 04/01/41	1,930,761	2,126,889
4.500%, 05/01/41	389,838	429,458
4.500%, 03/01/44	270,385	297,711
4.500%, 08/01/47	653,871	707,076
4.500%, 08/01/48	1,087,320	1,163,890
4.500%, 10/01/48	365,764	391,521
4.500%, 12/01/48	462,494	495,064
4.500%, 09/01/50	1,239,585	1,326,879
5.000%, 07/01/33	38,961	43,361
5.000%, 08/01/33	197,206	219,479
5.000%, 09/01/33	70,560	78,529
5.000%, 10/01/33	783,391	873,236
5.000%, 03/01/34	87,278	97,136
5.000%, 04/01/34	175,985	196,811
5.000%, 05/01/34	27,818	31,252
5.000%, 09/01/34	115,478	129,733
5.000%, 02/01/35	49,457	55,562
5.000%, 04/01/35	26,188	29,411
5.000%, 05/01/35	15,993	17,961
5.000%, 11/01/35	53,887	60,518
5.000%, 03/01/36	193,342	217,137
5.000%, 07/01/37	133,914	150,540
5.000%, 01/01/39	145,230	163,261
5.000%, 04/01/40	426,741	478,885
5.000%, 07/01/41	311,064	348,943
5.000%, 04/01/49	659,277	716,699
5.500%, 10/01/32	10,793	11,645
5.500%, 02/01/33	36,228	40,831
5.500%, 03/01/33	74,671	80,642
5.500%, 08/01/33	323,323	366,655
5.500%, 10/01/33	42,981	48,790
5.500%, 12/01/33	216,516	241,273

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2021

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage—Backed—(Continued)
Fannie Mae 30 Yr. Pool
5.500%, 02/01/34	43,517	$47,209
5.500%, 03/01/34	32,294	36,449
5.500%, 04/01/34	16,642	18,778
5.500%, 06/01/34	75,533	85,465
5.500%, 09/01/34	72,290	81,809
5.500%, 12/01/34	53,104	60,330
5.500%, 01/01/35	55,387	62,788
5.500%, 04/01/35	8,302	8,932
5.500%, 06/01/35	64,226	72,257
5.500%, 01/01/37	75,809	86,230
5.500%, 05/01/37	47,378	53,596
5.500%, 05/01/38	28,757	32,579
5.500%, 06/01/38	31,907	36,290
6.000%, 08/01/28	696	698
6.000%, 11/01/28	191	206
6.000%, 12/01/28	307	341
6.000%, 06/01/31	26,147	28,570
6.000%, 09/01/32	31,929	36,403
6.000%, 01/01/33	7,641	8,548
6.000%, 02/01/33	33,042	37,037
6.000%, 03/01/33	40,963	42,386
6.000%, 04/01/33	73,170	78,770
6.000%, 05/01/33	69,082	75,441
6.000%, 05/01/34	60,326	64,927
6.000%, 09/01/34	56,852	62,930
6.000%, 11/01/34	104,482	120,111
6.000%, 01/01/35	37,990	42,218
6.000%, 07/01/36	15,744	18,046
6.000%, 09/01/36	50,219	57,709
6.000%, 07/01/37	41,819	45,977
6.000%, 08/01/37	79,865	91,860
6.000%, 09/01/37	124,689	143,178
6.000%, 10/01/37	48,808	55,960
6.000%, 05/01/38	202,597	233,976
6.000%, 12/01/38	52,661	60,542
6.500%, 05/01/28	13,508	14,993
6.500%, 12/01/28	43,441	45,976
6.500%, 03/01/29	1,168	1,286
6.500%, 04/01/29	10,059	11,225
6.500%, 05/01/29	1,111	1,217
6.500%, 08/01/29	397	433
6.500%, 05/01/30	10,219	10,737
6.500%, 09/01/31	3,078	3,310
6.500%, 06/01/32	7,801	9,025
6.500%, 10/01/33	17,030	17,723
6.500%, 10/01/34	107,087	124,005
6.500%, 10/01/37	18,178	20,644
7.000%, 06/01/26	184	193
7.000%, 06/01/28	4,637	4,836
7.000%, 10/01/29	2,493	2,839
7.000%, 12/01/29	1,825	1,909
7.000%, 06/01/32	21,893	25,215
7.000%, 10/01/37	66,863	79,796
7.500%, 09/01/25	1,023	1,098
7.500%, 06/01/26	1,183	1,295

Agency Sponsored Mortgage—Backed—(Continued)
Fannie Mae 30 Yr. Pool
7.500%, 07/01/29	3,656	4,138
7.500%, 10/01/29	1,890	1,998
8.000%, 11/01/29	46	54
8.000%, 05/01/30	12,427	13,645
8.000%, 11/01/30	572	639
8.000%, 01/01/31	702	779
8.000%, 02/01/31	1,901	2,228
Fannie Mae-ACES
1.610%, 03/25/31	1,540,839	1,549,127
2.190%, 01/25/30	1,435,000	1,479,691
Freddie Mac 15 Yr. Gold Pool
2.500%, 12/01/27	379,158	392,900
2.500%, 02/01/28	881,727	913,062
2.500%, 04/01/28	678,064	702,134
2.500%, 12/01/29	946,304	979,776
2.500%, 01/01/31	1,339,637	1,389,000
2.500%, 01/01/32	2,231,139	2,313,926
3.000%, 03/01/27	308,444	322,638
3.000%, 05/01/27	422,771	442,522
3.000%, 11/01/28	582,161	609,463
3.000%, 12/01/29	1,040,770	1,091,591
3.000%, 05/01/31	1,206,366	1,264,822
3.500%, 12/01/25	284,324	299,444
3.500%, 05/01/26	104,325	109,896
3.500%, 09/01/30	911,275	962,764
4.000%, 05/01/25	132,611	139,667
4.000%, 08/01/25	63,347	66,717
4.000%, 10/01/25	109,193	115,003
5.500%, 01/01/24	30,770	31,620
Freddie Mac 15 Yr. Pool
1.500%, 03/01/36	1,753,665	1,760,620
1.500%, 05/01/36	4,610,483	4,628,767
2.000%, 10/01/35	2,860,277	2,931,975
2.000%, 11/01/35	2,238,884	2,295,005
2.000%, 06/01/36	2,761,257	2,830,822
2.500%, 08/01/35	1,525,704	1,578,485
3.000%, 10/01/32	600,200	629,345
3.000%, 03/01/35	979,540	1,024,379
Freddie Mac 20 Yr. Gold Pool
3.000%, 04/01/33	1,048,766	1,102,696
3.000%, 02/01/37	1,088,331	1,142,110
3.500%, 04/01/32	619,333	660,889
4.000%, 01/01/31	261,375	281,002
4.000%, 08/01/31	280,027	301,183
4.500%, 05/01/29	65,386	70,831
5.000%, 03/01/27	32,417	35,552
Freddie Mac 20 Yr. Pool
2.000%, 03/01/41	2,272,132	2,298,153
2.000%, 12/01/41	2,988,925	3,023,155
2.500%, 02/01/41	1,749,973	1,798,925
Freddie Mac 30 Yr. Gold Pool
3.000%, 10/01/42	1,114,965	1,175,201
3.000%, 01/01/43	843,816	889,404
3.000%, 03/01/43	3,168,848	3,354,487
3.000%, 04/01/43	1,707,965	1,802,931

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2021

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage—Backed—(Continued)
Freddie Mac 30 Yr. Gold Pool
3.000%, 06/01/43	994,840	$1,054,462
3.000%, 07/01/43	1,372,717	1,445,909
3.000%, 06/01/45	1,227,866	1,290,329
3.000%, 06/01/46	1,232,595	1,290,971
3.000%, 11/01/46	1,370,783	1,435,703
3.000%, 01/01/47	2,387,150	2,500,205
3.500%, 01/01/42	387,771	416,063
3.500%, 03/01/42	351,985	377,797
3.500%, 02/01/43	605,425	649,823
3.500%, 05/01/43	919,253	986,367
3.500%, 06/01/43	556,593	597,207
3.500%, 06/01/44	464,292	496,886
3.500%, 10/01/44	574,211	614,522
3.500%, 11/01/44	1,086,998	1,167,669
3.500%, 12/01/44	688,818	737,175
3.500%, 05/01/45	884,433	944,673
3.500%, 08/01/45	1,543,848	1,668,516
3.500%, 11/01/45	879,664	939,579
3.500%, 12/01/45	541,847	578,753
3.500%, 03/01/46	1,573,266	1,678,853
3.500%, 06/01/47	712,872	755,700
3.500%, 08/01/47	474,149	502,635
3.500%, 11/01/47	621,030	658,340
4.000%, 06/01/39	223,262	243,367
4.000%, 12/01/39	487,525	531,427
4.000%, 11/01/40	321,400	350,364
4.000%, 04/01/41	375,539	409,488
4.000%, 09/01/41	331,718	361,706
4.000%, 10/01/41	1,026,887	1,119,718
4.000%, 11/01/41	283,865	309,526
4.000%, 07/01/44	764,456	831,712
4.000%, 10/01/44	592,448	644,571
4.000%, 07/01/45	931,544	1,007,042
4.000%, 01/01/46	892,031	964,326
4.000%, 02/01/46	503,596	544,411
4.000%, 06/01/47	797,495	854,054
4.000%, 10/01/47	422,199	452,142
4.000%, 11/01/47	412,320	441,563
4.000%, 03/01/48	657,189	703,797
4.000%, 05/01/48	298,015	317,317
4.000%, 10/01/48	336,147	357,919
4.000%, 11/01/48	403,973	430,138
4.000%, 01/01/49	240,514	256,092
4.500%, 10/01/35	129,336	142,857
4.500%, 06/01/38	194,181	214,483
4.500%, 02/01/39	128,018	141,066
4.500%, 03/01/39	154,380	170,045
4.500%, 04/01/39	216,761	238,756
4.500%, 09/01/39	203,841	224,524
4.500%, 10/01/39	504,267	555,435
4.500%, 11/01/39	144,068	158,687
4.500%, 01/01/40	128,014	141,003
4.500%, 05/01/40	206,629	227,663
4.500%, 11/01/40	340,665	375,344
4.500%, 02/01/41	50,257	55,384

Agency Sponsored Mortgage—Backed—(Continued)
Freddie Mac 30 Yr. Gold Pool
4.500%, 05/01/41	196,361	216,398
4.500%, 06/01/41	117,863	129,890
4.500%, 12/01/43	242,804	267,306
4.500%, 12/01/45	368,347	405,673
4.500%, 08/01/47	613,262	663,372
4.500%, 08/01/48	256,339	274,490
4.500%, 10/01/48	454,880	487,091
4.500%, 12/01/48	285,136	305,327
5.000%, 10/01/33	212,259	236,302
5.000%, 03/01/34	32,651	36,696
5.000%, 08/01/35	176,656	198,520
5.000%, 09/01/35	54,325	61,048
5.000%, 10/01/35	47,950	53,882
5.000%, 01/01/36	158,576	178,201
5.000%, 04/01/38	88,848	99,916
5.000%, 11/01/39	460,664	517,603
5.000%, 05/01/40	497,229	558,311
5.500%, 06/01/34	76,948	85,133
5.500%, 10/01/35	79,484	87,852
5.500%, 12/01/35	179,456	203,655
5.500%, 01/01/36	140,937	160,285
5.500%, 12/01/37	124,482	140,862
5.500%, 04/01/38	528,297	600,701
5.500%, 07/01/38	64,290	73,311
5.500%, 08/01/38	187,881	213,240
6.000%, 11/01/28	2,364	2,581
6.000%, 12/01/28	1,702	1,887
6.000%, 04/01/29	746	801
6.000%, 06/01/31	1,076	1,176
6.000%, 07/01/31	232	263
6.000%, 09/01/31	38,487	40,787
6.000%, 11/01/32	7,234	8,075
6.000%, 06/01/34	36,419	39,822
6.000%, 11/01/35	32,811	37,123
6.000%, 02/01/36	39,375	43,313
6.000%, 08/01/36	21,887	25,105
6.000%, 10/01/36	55,715	64,237
6.000%, 01/01/37	22,204	24,736
6.000%, 02/01/38	55,053	63,561
6.000%, 11/01/39	478,868	552,997
6.000%, 04/01/40	136,007	158,462
6.500%, 02/01/30	3,691	4,073
6.500%, 08/01/31	3,069	3,531
6.500%, 10/01/31	5,233	5,652
6.500%, 11/01/31	7,070	8,172
6.500%, 03/01/32	118,908	136,999
6.500%, 04/01/32	103,042	118,498
6.500%, 09/01/36	148,763	174,644
6.500%, 11/01/37	33,145	38,560
7.000%, 12/01/27	449	502
7.000%, 11/01/28	838	948
7.000%, 04/01/29	1,210	1,381
7.000%, 05/01/29	442	486
7.000%, 07/01/29	169	177
7.000%, 01/01/31	33,019	35,332

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2021

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage—Backed—(Continued)
Freddie Mac 30 Yr. Gold Pool
7.500%, 10/01/27	2,757	$3,077
7.500%, 10/01/29	4,116	4,746
7.500%, 05/01/30	6,356	7,169
8.000%, 02/01/27	1,040	1,155
8.000%, 10/01/28	1,800	2,009
Freddie Mac 30 Yr. Pool
1.500%, 03/01/51	3,767,901	3,645,471
1.500%, 04/01/51	4,754,995	4,600,492
1.500%, 05/01/51	4,786,427	4,630,903
2.000%, 10/01/50	9,173,880	9,167,218
2.000%, 11/01/50	4,300,562	4,297,439
2.000%, 12/01/50	7,027,024	7,021,922
2.000%, 01/01/51	10,720,056	10,712,272
2.000%, 02/01/51	4,513,936	4,510,658
2.000%, 05/01/51	8,512,022	8,492,838
2.000%, 06/01/51	4,788,418	4,777,626
2.000%, 07/01/51	5,808,650	5,795,559
2.000%, 08/01/51	4,756,281	4,745,562
2.000%, 12/01/51	6,977,362	6,961,637
2.500%, 03/01/50	1,936,199	1,977,163
2.500%, 07/01/50	7,621,919	7,783,175
2.500%, 09/01/50	3,405,079	3,477,120
2.500%, 10/01/50	2,761,296	2,819,717
2.500%, 12/01/50	3,833,164	3,914,262
2.500%, 04/01/51	4,939,211	5,045,277
2.500%, 07/01/51	6,676,157	6,819,523
2.500%, 08/01/51	4,648,662	4,748,523
2.500%, 12/01/51	2,491,170	2,545,456
3.000%, 01/01/48	521,273	543,596
3.000%, 09/01/49	1,191,941	1,236,131
3.000%, 12/01/49	1,542,668	1,599,860
3.000%, 02/01/50	785,600	814,725
3.000%, 04/01/50	1,388,472	1,438,246
3.000%, 05/01/50	1,327,737	1,375,334
3.000%, 07/01/50	1,182,968	1,225,376
3.000%, 11/01/50	1,289,477	1,335,703
3.500%, 10/01/47	637,780	675,927
3.500%, 04/01/49	450,147	474,857
3.500%, 05/01/49	290,141	306,068
3.500%, 10/01/49	628,298	662,788
3.500%, 03/01/50	861,512	908,804
3.500%, 06/01/50	1,583,941	1,667,117
3.500%, 08/01/50	2,179,669	2,294,293
4.000%, 02/01/49	235,493	250,684
4.000%, 06/01/49	471,598	502,442
4.500%, 01/01/49	249,241	266,848
4.500%, 09/01/49	714,341	764,731
Freddie Mac Multifamily Structured Pass-Through Certificates
2.519%, 07/25/29	2,250,000	2,372,067
2.785%, 06/25/29	1,800,000	1,931,158
3.117%, 06/25/27	1,000,000	1,078,838
3.171%, 10/25/24	975,000	1,024,870
3.187%, 09/25/27 (a)	1,265,000	1,374,597
3.194%, 07/25/27	685,000	743,068
3.780%, 10/25/28 (a)	4,000,000	4,497,090

Agency Sponsored Mortgage—Backed—(Continued)
Freddie Mac Multifamily Structured Pass-Through Certificates
3.920%, 09/25/28 (a)	2,900,000	3,303,569
3.926%, 07/25/28 (a)	2,500,000	2,844,168
Ginnie Mae I 15 Yr. Pool
3.000%, 08/15/28	666,656	697,149
Ginnie Mae I 30 Yr. Pool
3.000%, 11/15/42	799,615	844,915
3.000%, 12/15/42	840,902	888,540
3.000%, 02/15/43	595,807	629,560
3.000%, 03/15/43	606,053	640,498
3.000%, 05/15/43	883,895	934,131
3.000%, 07/15/43	562,992	594,990
3.500%, 02/15/42	220,212	235,210
4.000%, 07/15/39	507,405	552,020
4.000%, 07/15/40	267,641	291,263
4.500%, 01/15/39	93,203	103,181
4.500%, 04/15/39	265,000	293,424
4.500%, 05/15/39	529,456	592,800
4.500%, 08/15/39	211,175	233,826
4.500%, 01/15/40	232,476	257,412
4.500%, 04/15/40	100,043	112,632
4.500%, 02/15/41	76,019	85,369
4.500%, 04/15/41	71,658	79,454
5.000%, 12/15/35	100,611	111,992
5.000%, 12/15/36	34,822	37,323
5.000%, 01/15/39	303,227	338,281
5.000%, 02/15/39	53,023	59,697
5.000%, 08/15/39	340,879	380,120
5.000%, 09/15/39	62,923	70,119
5.000%, 12/15/39	195,554	218,172
5.000%, 05/15/40	240,578	263,103
5.500%, 03/15/36	50,854	55,517
5.500%, 01/15/37	149,912	166,891
5.500%, 11/15/37	196,596	222,775
5.500%, 09/15/38	19,118	20,554
5.500%, 08/15/39	249,596	284,063
6.000%, 01/15/29	1,078	1,157
6.000%, 01/15/33	80,823	92,103
6.000%, 03/15/35	57,905	66,732
6.000%, 12/15/35	47,567	53,485
6.000%, 06/15/36	50,423	58,021
6.000%, 09/15/36	40,550	45,709
6.000%, 07/15/38	363,109	418,761
6.500%, 05/15/23	226	226
6.500%, 02/15/27	7,302	7,827
6.500%, 07/15/28	4,058	4,359
6.500%, 08/15/28	4,111	4,460
6.500%, 11/15/28	2,045	2,269
6.500%, 12/15/28	4,324	4,594
6.500%, 07/15/29	1,422	1,499
6.500%, 05/15/36	85,899	99,465
7.000%, 01/15/28	654	716
7.000%, 05/15/28	3,246	3,426
7.000%, 06/15/28	3,938	4,365
7.000%, 10/15/28	4,248	4,636
7.000%, 09/15/29	718	724

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2021

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage—Backed—(Continued)
Ginnie Mae I 30 Yr. Pool
7.000%, 01/15/31	986	$1,042
7.000%, 03/15/31	520	568
7.000%, 07/15/31	152,694	175,265
7.000%, 08/15/31	32,793	37,871
7.000%, 07/15/32	11,050	12,838
8.000%, 08/15/26	797	866
8.000%, 09/15/26	833	876
Ginnie Mae II 30 Yr. Pool
2.000%, 11/20/50	5,201,744	5,254,310
2.000%, 01/20/51	2,686,073	2,713,217
2.000%, 03/20/51	4,630,609	4,676,370
2.000%, 04/20/51	4,730,754	4,777,504
2.000%, 05/20/51	10,537,705	10,641,840
2.000%, 06/20/51	2,419,550	2,443,460
2.000%, 10/20/51	2,981,503	3,010,966
2.000%, 12/20/51	4,985,559	5,034,827
2.500%, 02/20/50	1,195,934	1,226,037
2.500%, 06/20/50	4,186,140	4,291,507
2.500%, 07/20/50	2,989,309	3,064,551
2.500%, 09/20/50	4,897,703	5,020,981
2.500%, 10/20/50	1,435,702	1,471,839
2.500%, 11/20/50	2,202,584	2,258,024
2.500%, 12/20/50	2,293,610	2,351,341
2.500%, 04/20/51	2,780,158	2,851,516
2.500%, 06/20/51	2,889,732	2,963,902
2.500%, 08/20/51	2,939,426	3,014,873
2.500%, 09/20/51	4,932,720	5,059,328
2.500%, 12/20/51	4,982,859	5,110,739
3.000%, 12/20/42	798,636	844,931
3.000%, 03/20/43	1,392,895	1,475,396
3.000%, 12/20/44	710,813	747,250
3.000%, 04/20/45	651,350	683,279
3.000%, 08/20/45	1,133,445	1,189,005
3.000%, 11/20/45	616,658	646,886
3.000%, 01/20/46	1,035,983	1,086,765
3.000%, 09/20/46	1,146,557	1,198,418
3.000%, 10/20/46	1,168,367	1,221,215
3.000%, 11/20/46	1,229,614	1,285,233
3.000%, 01/20/47	1,266,205	1,323,479
3.000%, 04/20/47	554,170	577,831
3.000%, 02/20/48	816,424	851,283
3.000%, 10/20/49	915,001	949,440
3.000%, 12/20/49	1,687,826	1,750,914
3.000%, 01/20/50	2,402,536	2,491,713
3.000%, 05/20/50	1,862,908	1,936,630
3.000%, 07/20/50	1,191,327	1,238,599
3.000%, 11/20/50	2,667,126	2,773,241
3.000%, 05/20/51	2,313,785	2,396,820
3.500%, 12/20/41	471,150	505,419
3.500%, 08/20/42	438,174	470,149
3.500%, 01/20/43	619,582	664,795
3.500%, 05/20/43	948,768	1,019,416
3.500%, 07/20/44	948,957	1,004,561
3.500%, 02/20/45	982,488	1,040,057
3.500%, 06/20/45	617,757	654,280

Agency Sponsored Mortgage—Backed—(Continued)
Ginnie Mae II 30 Yr. Pool
3.500%, 08/20/45	1,445,159	1,530,599
3.500%, 09/20/45	1,651,260	1,748,885
3.500%, 10/20/45	956,741	1,013,306
3.500%, 12/20/45	887,856	940,347
3.500%, 01/20/46	847,786	897,909
3.500%, 02/20/46	695,605	736,730
3.500%, 06/20/46	778,800	821,808
3.500%, 02/20/47	1,218,543	1,285,834
3.500%, 03/20/47	1,043,970	1,095,717
3.500%, 09/20/47	440,807	462,656
3.500%, 10/20/48	212,393	222,825
3.500%, 05/20/49	396,813	414,901
3.500%, 07/20/49	438,371	457,972
3.500%, 09/20/49	1,171,495	1,222,346
3.500%, 10/20/49	741,023	773,189
3.500%, 11/20/49	1,030,452	1,074,732
3.500%, 12/20/49	680,431	709,374
3.500%, 02/20/50	887,259	924,999
3.500%, 06/20/50	948,537	987,851
3.500%, 02/20/51	1,476,669	1,537,552
4.000%, 11/20/40	418,059	456,241
4.000%, 12/20/40	588,181	641,901
4.000%, 05/20/43	1,194,723	1,299,268
4.000%, 11/20/43	280,450	304,991
4.000%, 04/20/44	400,242	433,348
4.000%, 05/20/44	482,148	522,029
4.000%, 09/20/44	788,563	853,789
4.000%, 10/20/44	1,119,266	1,211,847
4.000%, 11/20/44	211,654	229,161
4.000%, 10/20/45	748,946	807,896
4.000%, 11/20/45	402,601	434,290
4.000%, 02/20/47	830,377	890,962
4.000%, 03/20/47	163,705	175,649
4.000%, 04/20/47	671,970	717,349
4.000%, 09/20/47	609,408	648,164
4.000%, 07/20/48	424,500	449,630
4.000%, 08/20/48	305,744	323,741
4.000%, 09/20/48	544,142	576,172
4.000%, 07/20/49	586,480	617,639
4.000%, 05/20/50	822,070	865,745
4.500%, 08/20/40	343,418	381,875
4.500%, 12/20/40	251,875	280,080
4.500%, 04/20/41	192,025	213,377
4.500%, 03/20/42	197,007	218,913
4.500%, 10/20/43	246,724	273,385
4.500%, 03/20/47	424,914	456,426
4.500%, 03/20/49	314,628	332,721
5.000%, 08/20/40	174,937	197,880
5.000%, 10/20/40	196,160	221,887
5.000%, 06/20/44	420,805	475,995
5.000%, 10/20/48	353,847	377,254
5.000%, 01/20/49	251,648	268,294
6.500%, 06/20/31	8,403	9,562
6.500%, 11/20/38	184,233	217,014

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2021

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage—Backed—(Continued)
Ginnie Mae II 30 Yr. Pool
7.500%, 02/20/28	870	$963

		748,662,870

Federal Agencies—1.3%
Federal Farm Credit Banks Funding Corp.
0.125%, 05/10/23	6,000,000	5,962,920
Federal Home Loan Bank
2.875%, 09/13/24	4,600,000	4,831,426
3.250%, 11/16/28 (b)	2,700,000	3,013,632
Federal Home Loan Mortgage Corp.
0.250%, 08/24/23	1,500,000	1,490,235
0.375%, 09/23/25	1,000,000	972,670
1.500%, 02/12/25	2,500,000	2,537,650
6.250%, 07/15/32	1,600,000	2,302,976
6.750%, 03/15/31	900,000	1,290,204
Federal National Mortgage Association
0.750%, 10/08/27 (b)	1,500,000	1,450,245
2.125%, 04/24/26 (b)	3,500,000	3,630,515
2.625%, 09/06/24 (b)	3,800,000	3,972,900
6.625%, 11/15/30	1,450,000	2,045,834
Tennessee Valley Authority
3.500%, 12/15/42	1,600,000	1,862,944

		35,364,151

U.S. Treasury—38.7%
U.S. Treasury Bonds
1.125%, 05/15/40	7,100,000	6,221,375
1.125%, 08/15/40	3,200,000	2,792,500
1.250%, 05/15/50	6,200,000	5,270,969
1.375%, 11/15/40	7,500,000	6,829,687
1.375%, 08/15/50	8,400,000	7,365,750
1.625%, 11/15/50 (b)	6,500,000	6,060,234
1.875%, 02/15/41	5,200,000	5,143,938
1.875%, 02/15/51	6,100,000	6,042,813
1.875%, 11/15/51	6,500,000	6,459,375
2.000%, 02/15/50	8,600,000	8,745,125
2.000%, 08/15/51	4,900,000	5,002,594
2.250%, 05/15/41	3,700,000	3,883,844
2.250%, 08/15/46	3,000,000	3,173,906
2.250%, 08/15/49	10,000,000	10,714,062
2.375%, 05/15/51	3,600,000	3,980,813
2.500%, 05/15/46	4,800,000	5,308,500
2.750%, 08/15/42	4,820,000	5,495,553
2.750%, 11/15/42	1,200,000	1,368,000
2.750%, 08/15/47	3,000,000	3,494,531
2.750%, 11/15/47	800,000	932,500
2.875%, 05/15/43 (b)	3,260,000	3,789,750
2.875%, 08/15/45	5,200,000	6,110,813
2.875%, 11/15/46 (b)	4,600,000	5,447,406
2.875%, 05/15/49	2,300,000	2,773,297
3.000%, 11/15/44	2,600,000	3,103,344
3.000%, 05/15/45	3,100,000	3,711,281
3.000%, 02/15/47	3,000,000	3,635,156
3.000%, 05/15/47	2,800,000	3,401,563

U.S. Treasury—(Continued)
U.S. Treasury Bonds
3.000%, 08/15/48	9,700,000	11,880,984
3.000%, 02/15/49	7,300,000	8,982,422
3.125%, 11/15/41	3,000,000	3,605,625
3.125%, 02/15/43	3,270,000	3,942,905
3.125%, 08/15/44	4,700,000	5,712,703
3.375%, 05/15/44	3,000,000	3,779,063
3.375%, 11/15/48	10,000,000	13,093,750
3.500%, 02/15/39 (b)	1,872,000	2,347,020
3.625%, 08/15/43	2,600,000	3,373,906
3.625%, 02/15/44	2,420,000	3,150,538
3.750%, 08/15/41	2,800,000	3,656,188
3.750%, 11/15/43	2,600,000	3,440,125
4.250%, 05/15/39	2,200,000	3,015,375
4.250%, 11/15/40	2,780,000	3,839,875
4.375%, 11/15/39	1,900,000	2,646,938
4.375%, 05/15/40	1,220,000	1,706,475
4.375%, 05/15/41 (b)	1,350,000	1,901,602
4.500%, 02/15/36	600,000	824,156
4.500%, 05/15/38	2,000,000	2,795,000
4.625%, 02/15/40	1,300,000	1,865,906
5.000%, 05/15/37 (b)	1,560,000	2,271,019
5.250%, 02/15/29 (b)	750,000	943,828
6.250%, 08/15/23	7,700,000	8,393,301
6.250%, 05/15/30	2,500,000	3,446,484
U.S. Treasury Notes
0.125%, 02/28/23	14,000,000	13,943,672
0.125%, 03/31/23	4,000,000	3,980,469
0.125%, 07/15/23	13,500,000	13,400,859
0.125%, 08/15/23	8,000,000	7,934,062
0.125%, 08/31/23 (b)	7,000,000	6,938,477
0.125%, 09/15/23	12,000,000	11,889,375
0.125%, 10/15/23 (b)	15,000,000	14,849,414
0.250%, 06/15/23	15,000,000	14,929,102
0.250%, 09/30/23 (b)	7,000,000	6,950,781
0.250%, 03/15/24	14,000,000	13,832,656
0.250%, 06/15/24	7,000,000	6,897,187
0.250%, 06/30/25	6,100,000	5,927,008
0.250%, 07/31/25	7,000,000	6,790,547
0.250%, 08/31/25	5,100,000	4,941,422
0.250%, 09/30/25	9,000,000	8,715,937
0.375%, 04/15/24	4,000,000	3,960,000
0.375%, 07/15/24	13,000,000	12,839,531
0.375%, 08/15/24 (b)	7,000,000	6,907,578
0.375%, 09/15/24	10,100,000	9,957,969
0.375%, 04/30/25	7,200,000	7,041,938
0.375%, 11/30/25	6,100,000	5,917,953
0.375%, 12/31/25	12,200,000	11,827,328
0.375%, 01/31/26	11,200,000	10,839,500
0.375%, 07/31/27	3,100,000	2,945,242
0.375%, 09/30/27	6,300,000	5,965,805
0.500%, 03/31/25	4,000,000	3,934,063
0.500%, 02/28/26	6,100,000	5,928,438
0.500%, 04/30/27 (b)	8,000,000	7,675,625
0.500%, 10/31/27 (b)	7,600,000	7,236,031
0.625%, 07/31/26	6,100,000	5,933,680

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2021

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

U.S. Treasury—(Continued)
U.S. Treasury Notes
0.625%, 11/30/27 (b)	7,000,000	$6,707,422
0.625%, 12/31/27	7,200,000	6,891,188
0.625%, 05/15/30	10,000,000	9,351,562
0.625%, 08/15/30	11,100,000	10,354,219
0.750%, 03/31/26	13,100,000	12,854,375
0.750%, 01/31/28 (b)	13,100,000	12,620,008
0.875%, 06/30/26	6,000,000	5,906,250
0.875%, 11/15/30 (b)	12,700,000	12,076,906
1.000%, 07/31/28	4,000,000	3,895,625
1.125%, 02/28/25	3,800,000	3,814,250
1.125%, 08/31/28	6,000,000	5,886,563
1.125%, 02/15/31 (b)	11,500,000	11,162,187
1.250%, 07/31/23	8,600,000	8,685,328
1.250%, 03/31/28	10,100,000	10,013,992
1.250%, 04/30/28	6,000,000	5,947,500
1.250%, 06/30/28 (b)	5,900,000	5,841,461
1.250%, 09/30/28 (b)	6,000,000	5,931,563
1.250%, 08/15/31	10,300,000	10,073,078
1.375%, 11/15/31	4,000,000	3,950,000
1.500%, 10/31/24	8,100,000	8,227,195
1.500%, 11/30/24	7,600,000	7,720,531
1.500%, 08/15/26 (b)	5,600,000	5,665,188
1.500%, 01/31/27 (b)	8,000,000	8,091,875
1.500%, 11/30/28	10,000,000	10,042,187
1.500%, 02/15/30	8,300,000	8,344,094
1.625%, 05/31/23	7,900,000	8,017,883
1.625%, 02/15/26	6,400,000	6,511,500
1.625%, 05/15/26	10,900,000	11,086,492
1.625%, 09/30/26	6,000,000	6,104,531
1.625%, 08/15/29 (b)	4,500,000	4,566,094
1.625%, 05/15/31	9,800,000	9,925,562
1.750%, 05/15/23	12,720,000	12,927,694
1.750%, 06/30/24	7,600,000	7,765,656
1.875%, 08/31/24	10,200,000	10,458,984
1.875%, 06/30/26	6,900,000	7,095,141
2.000%, 02/15/23	6,900,000	7,018,324
2.000%, 05/31/24 (b)	8,400,000	8,631,000
2.000%, 02/15/25	7,600,000	7,829,187
2.000%, 08/15/25	5,100,000	5,260,172
2.000%, 11/15/26	7,300,000	7,555,500
2.125%, 02/29/24	12,000,000	12,343,125
2.125%, 03/31/24	13,100,000	13,481,742
2.125%, 05/15/25 (b)	5,500,000	5,694,648
2.125%, 05/31/26	6,800,000	7,065,094
2.250%, 11/15/24	6,700,000	6,946,539
2.250%, 11/15/25	10,800,000	11,252,250
2.250%, 02/15/27	7,800,000	8,174,156
2.250%, 08/15/27	6,100,000	6,401,187
2.250%, 11/15/27	5,600,000	5,881,750
2.375%, 08/15/24	9,600,000	9,968,250
2.375%, 05/15/27	8,000,000	8,445,625
2.375%, 05/15/29	6,800,000	7,250,500
2.500%, 03/31/23	7,800,000	7,991,344
2.500%, 02/28/26	6,700,000	7,054,891
2.625%, 12/31/23	6,900,000	7,156,863
2.625%, 02/15/29	8,300,000	8,974,375
2.750%, 04/30/23	7,500,000	7,718,555

U.S. Treasury—(Continued)
U.S. Treasury Notes
2.750%, 08/31/23 (b)	4,800,000	4,964,625
2.750%, 11/15/23	6,335,000	6,574,047
2.750%, 02/15/24	12,400,000	12,915,375
2.750%, 02/28/25	6,900,000	7,271,953
2.750%, 02/15/28 (b)	6,000,000	6,485,625
2.875%, 04/30/25	8,400,000	8,900,719
2.875%, 07/31/25	6,600,000	7,015,594
2.875%, 05/15/28	5,900,000	6,429,617
2.875%, 08/15/28	6,000,000	6,555,000
3.125%, 11/15/28	8,000,000	8,895,000

		1,026,322,232

Total U.S. Treasury & Government Agencies (Cost $1,783,145,584)		1,810,349,253

Corporate Bonds & Notes—27.1%

Aerospace/Defense—0.6%
Boeing Co. (The)
5.150%, 05/01/30 (b)	3,800,000	4,433,688
5.930%, 05/01/60	1,100,000	1,525,073
7.250%, 06/15/25	460,000	540,311
Lockheed Martin Corp.
3.550%, 01/15/26 (b)	1,000,000	1,083,930
4.090%, 09/15/52	954,000	1,180,613
Northrop Grumman Corp.
3.250%, 01/15/28 (b)	1,100,000	1,176,197
Northrop Grumman Systems Corp.
7.750%, 02/15/31	515,000	737,259
Raytheon Technologies Corp.
3.125%, 05/04/27 (b)	2,000,000	2,130,120
4.500%, 06/01/42	2,645,000	3,269,511
7.500%, 09/15/29 (b)	200,000	272,136

		16,348,838

Agriculture—0.3%
Altria Group, Inc.
4.000%, 01/31/24	1,000,000	1,055,590
5.950%, 02/14/49 (b)	1,200,000	1,502,976
Philip Morris International, Inc.
3.250%, 11/10/24 (b)	2,000,000	2,117,620
Reynolds American, Inc.
4.450%, 06/12/25	3,800,000	4,103,316

		8,779,502

Airlines—0.1%
Southwest Airlines Co.
5.125%, 06/15/27 (b)	1,900,000	2,174,702

Apparel—0.1%
NIKE, Inc.
2.750%, 03/27/27 (b)	2,000,000	2,118,880

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2021

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Auto Manufacturers—0.4%
American Honda Finance Corp.
2.300%, 09/09/26 (b)	1,100,000	$1,136,124
Daimler Finance North America LLC
8.500%, 01/18/31 (b)	1,050,000	1,563,387
General Motors Financial Co., Inc.
1.250%, 01/08/26 (b)	1,200,000	1,173,312
4.350%, 01/17/27 (b)	3,200,000	3,524,672
Toyota Motor Credit Corp.
3.375%, 04/01/30 (b)	2,600,000	2,850,354

		10,247,849

Banks—5.5%
Banco Santander S.A.
4.379%, 04/12/28	2,200,000	2,463,802
Bank of America Corp.
2.676%, SOFR + 1.930%, 06/19/41 (a)	3,000,000	2,884,110
2.687%, SOFR + 1.320%, 04/22/32 (a)	2,000,000	2,031,500
3.300%, 01/11/23 (b)	4,075,000	4,185,718
4.100%, 07/24/23	2,905,000	3,052,864
4.200%, 08/26/24 (b)	3,000,000	3,214,680
5.875%, 02/07/42 (b)	3,000,000	4,249,560
Bank of New York Mellon Corp. (The)
3.442%, 3M LIBOR + 1.069%, 02/07/28 (a) (b)	1,800,000	1,943,100
Barclays plc
4.375%, 01/12/26 (b)	3,500,000	3,823,820
Canadian Imperial Bank of Commerce
2.250%, 01/28/25	1,000,000	1,022,930
Citigroup, Inc.
2.572%, SOFR + 2.107%, 06/03/31 (a) (b)	2,500,000	2,520,650
3.200%, 10/21/26 (b)	1,700,000	1,801,966
4.000%, 08/05/24 (b)	900,000	958,095
4.412%, SOFR + 3.914%, 03/31/31 (a)	2,900,000	3,313,569
4.650%, 07/23/48 (b)	1,300,000	1,674,803
Cooperatieve Rabobank UA
5.750%, 12/01/43 (b)	1,200,000	1,673,256
Credit Suisse Group AG
4.550%, 04/17/26	2,700,000	2,973,375
Deutsche Bank AG
2.129%, SOFR + 1.870%, 11/24/26 (a)	2,000,000	1,997,480
Discover Bank
2.450%, 09/12/24	1,400,000	1,432,732
Fifth Third Bancorp
8.250%, 03/01/38	1,175,000	1,928,140
Goldman Sachs Group, Inc. (The)
3.210%, SOFR + 1.513%, 04/22/42 (a) (b)	1,600,000	1,656,496
3.850%, 01/26/27	1,900,000	2,045,654
4.000%, 03/03/24 (b)	2,000,000	2,121,640
4.223%, 3M LIBOR + 1.301%, 05/01/29 (a) (b)	1,900,000	2,111,375
6.125%, 02/15/33 (b)	2,075,000	2,729,912
HSBC Holdings plc
3.973%, 3M LIBOR + 1.610%, 05/22/30 (a)	3,500,000	3,805,235
4.250%, 03/14/24 (b)	1,400,000	1,479,016
6.500%, 09/15/37 (b)	1,205,000	1,660,080
JPMorgan Chase & Co.
1.953%, SOFR + 1.065%, 02/04/32 (a)	2,100,000	2,022,111

Banks—(Continued)
JPMorgan Chase & Co.
2.522%, SOFR + 2.040%, 04/22/31 (a) (b)	2,000,000	2,023,180
2.950%, 10/01/26 (b)	2,000,000	2,112,360
3.250%, 09/23/22	2,850,000	2,906,316
3.900%, 07/15/25 (b)	4,700,000	5,085,588
3.964%, 3M LIBOR + 1.380%, 11/15/48 (a)	2,400,000	2,809,800
KeyBank N.A.
3.300%, 06/01/25 (b)	3,800,000	4,039,628
KFW
0.250%, 10/19/23 (b)	4,000,000	3,966,840
0.500%, 09/20/24	1,000,000	987,820
1.750%, 09/14/29	2,000,000	2,032,260
Landwirtschaftliche Rentenbank
2.000%, 01/13/25	1,500,000	1,541,880
Lloyds Banking Group plc
3.574%, 3M LIBOR + 1.205%, 11/07/28 (a) (b)	1,800,000	1,924,128
4.650%, 03/24/26 (b)	1,700,000	1,872,737
Mitsubishi UFJ Financial Group, Inc.
0.953%, 1Y H15 + 0.550%, 07/19/25 (a)	2,000,000	1,977,160
3.850%, 03/01/26	1,000,000	1,083,400
Mizuho Financial Group, Inc.
4.018%, 03/05/28 (b)	1,800,000	1,999,890
Morgan Stanley
4.100%, 05/22/23	2,400,000	2,500,248
4.300%, 01/27/45 (b)	1,900,000	2,335,632
4.350%, 09/08/26	3,800,000	4,208,956
7.250%, 04/01/32	1,850,000	2,653,455
Natwest Group plc
3.875%, 09/12/23	1,000,000	1,042,730
Oesterreichische Kontrollbank AG
2.875%, 03/13/23	1,300,000	1,335,100
PNC Bank N.A.
2.950%, 02/23/25	4,100,000	4,305,287
Sumitomo Mitsui Financial Group, Inc.
2.632%, 07/14/26 (b)	4,700,000	4,874,088
Toronto-Dominion Bank (The)
3.500%, 07/19/23 (b)	3,000,000	3,126,390
Truist Financial Corp.
1.267%, SOFR + 0.609%, 03/02/27 (a)	2,000,000	1,960,220
U.S. Bancorp
3.600%, 09/11/24 (b)	3,000,000	3,187,260
Wells Fargo & Co.
2.879%, SOFR + 1.432%, 10/30/30 (a)	2,400,000	2,495,208
3.000%, 10/23/26 (b)	2,000,000	2,103,540
5.013%, SOFR + 4.502%, 04/04/51 (a)	1,000,000	1,366,650
5.606%, 01/15/44	2,200,000	2,969,978
Westpac Banking Corp.
2.668%, 5Y H15 + 1.750%, 11/15/35 (a) (b)	1,700,000	1,657,347

		147,262,745

Beverages—0.7%
Anheuser-Busch InBev Worldwide, Inc.
4.439%, 10/06/48	1,165,000	1,394,330
4.600%, 06/01/60 (b)	1,600,000	1,996,096
5.550%, 01/23/49 (b)	1,900,000	2,627,909

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2021

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Beverages—(Continued)
Coca-Cola Co. (The)
1.650%, 06/01/30 (b)	2,400,000	$2,325,240
Constellation Brands, Inc.
3.150%, 08/01/29 (b)	1,900,000	2,001,612
Diageo Capital plc
2.375%, 10/24/29	1,400,000	1,429,708
Keurig Dr Pepper, Inc.
4.057%, 05/25/23 (b)	503,000	524,212
4.597%, 05/25/28	1,200,000	1,366,356
PepsiCo, Inc.
2.750%, 03/19/30 (b)	800,000	845,824
4.450%, 04/14/46 (b)	2,300,000	3,019,762

		17,531,049

Biotechnology—0.3%
Amgen, Inc.
2.600%, 08/19/26 (b)	1,200,000	1,250,844
4.663%, 06/15/51	1,000,000	1,273,040
Biogen, Inc.
4.050%, 09/15/25 (b)	1,300,000	1,411,527
Gilead Sciences, Inc.
3.650%, 03/01/26 (b)	3,000,000	3,235,350

		7,170,761

Building Materials—0.1%
Carrier Global Corp.
2.493%, 02/15/27 (b)	2,000,000	2,053,240

Chemicals—0.4%
Dow Chemical Co. (The)
4.375%, 11/15/42 (b)	1,000,000	1,192,660
9.400%, 05/15/39	650,000	1,168,271
DuPont de Nemours, Inc.
5.419%, 11/15/48 (b)	1,600,000	2,236,960
LyondellBasell Industries NV
4.625%, 02/26/55 (b)	1,400,000	1,719,746
Nutrien, Ltd.
4.200%, 04/01/29 (b)	2,200,000	2,480,698
Sherwin-Williams Co. (The)
3.450%, 06/01/27 (b)	1,800,000	1,950,588
Westlake Chemical Corp.
3.125%, 08/15/51 (b)	500,000	482,525

		11,231,448

Commercial Services—0.3%
Global Payments, Inc.
2.900%, 05/15/30 (b)	900,000	916,515
Massachusetts Institute of Technology
2.294%, 07/01/51 (b)	1,200,000	1,147,308
PayPal Holdings, Inc.
2.850%, 10/01/29 (b)	3,000,000	3,160,290
Yale University
2.402%, 04/15/50	2,000,000	1,967,240

		7,191,353

Computers—0.6%
Apple, Inc.
2.400%, 05/03/23 (b)	4,072,000	4,167,529
2.550%, 08/20/60	1,000,000	941,430
2.650%, 02/08/51 (b)	1,500,000	1,473,645
4.650%, 02/23/46	2,700,000	3,546,963
Dell International LLC / EMC Corp.
5.300%, 10/01/29 (b)	1,800,000	2,114,442
Hewlett Packard Enterprise Co.
4.900%, 10/15/25 (b)	1,400,000	1,553,650
International Business Machines Corp.
3.300%, 05/15/26 (b)	1,900,000	2,033,684
4.000%, 06/20/42 (b)	1,200,000	1,379,052

		17,210,395

Cosmetics/Personal Care—0.1%
Procter & Gamble Co. (The)
3.550%, 03/25/40 (b)	900,000	1,050,318
Unilever Capital Corp.
2.900%, 05/05/27 (b)	1,500,000	1,591,635

		2,641,953

Diversified Financial Services—0.9%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust
3.300%, 01/30/32	1,000,000	1,019,800
3.650%, 07/21/27 (b)	1,900,000	2,004,557
Air Lease Corp.
2.875%, 01/15/26 (b)	900,000	928,215
4.250%, 02/01/24 (b)	900,000	948,645
American Express Co.
3.300%, 05/03/27 (144A) (b)	3,000,000	3,218,040
BlackRock, Inc.
3.500%, 03/18/24 (b)	3,800,000	4,017,854
Capital One Financial Corp.
3.800%, 01/31/28 (b)	1,800,000	1,960,218
Charles Schwab Corp. (The)
4.625%, 03/22/30	900,000	1,065,753
Intercontinental Exchange, Inc.
3.000%, 06/15/50 (b)	1,000,000	1,010,460
3.750%, 12/01/25 (b)	1,000,000	1,080,530
Mastercard, Inc.
3.350%, 03/26/30 (b)	1,700,000	1,869,490
Nomura Holdings, Inc.
2.679%, 07/16/30	1,000,000	997,650
Visa, Inc.
1.100%, 02/15/31 (b)	3,100,000	2,894,470

		23,015,682

Electric—2.0%
Appalachian Power Co.
3.700%, 05/01/50	900,000	977,193
CenterPoint Energy Houston Electric LLC
4.500%, 04/01/44	1,300,000	1,635,959
CMS Energy Corp.
4.750%, 5Y H15 + 4.116%, 06/01/50 (a)	1,500,000	1,627,845

See accompanying notes to financial statements.

BHFTII-13

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2021

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Electric—(Continued)
Commonwealth Edison Co.
3.000%, 03/01/50	900,000	$918,414
Connecticut Light & Power Co. (The)
4.000%, 04/01/48	1,000,000	1,202,230
Consolidated Edison Co. of New York, Inc.
3.950%, 03/01/43	2,070,000	2,249,324
Dominion Energy, Inc.
3.900%, 10/01/25 (b)	1,900,000	2,054,299
4.600%, 03/15/49 (b)	800,000	1,004,056
DTE Electric Co.
3.700%, 03/15/45	1,000,000	1,114,350
Duke Energy Carolinas LLC
5.300%, 02/15/40 (b)	2,000,000	2,632,240
Duke Energy Corp.
2.650%, 09/01/26 (b)	2,300,000	2,387,262
Entergy Louisiana LLC
4.000%, 03/15/33 (b)	1,000,000	1,143,380
Evergy, Inc.
2.900%, 09/15/29	1,500,000	1,539,840
Exelon Corp.
3.400%, 04/15/26	1,000,000	1,066,400
5.625%, 06/15/35	1,500,000	1,910,040
Florida Power & Light Co.
5.950%, 02/01/38	1,700,000	2,376,328
Georgia Power Co.
4.300%, 03/15/42	2,000,000	2,289,480
Louisville Gas and Electric Co.
4.250%, 04/01/49	800,000	977,712
MidAmerican Energy Co.
3.650%, 04/15/29	1,700,000	1,873,655
4.250%, 07/15/49 (b)	1,500,000	1,853,535
National Rural Utilities Cooperative Finance Corp.
2.400%, 03/15/30 (b)	1,800,000	1,818,108
Northern States Power Co.
6.250%, 06/01/36	2,200,000	3,142,348
Oncor Electric Delivery Co. LLC
3.100%, 09/15/49 (b)	900,000	942,453
Pacific Gas & Electric Co.
2.500%, 02/01/31	3,000,000	2,857,980
Public Service Electric and Gas Co.
1.900%, 08/15/31 (b)	2,600,000	2,546,648
Sempra Energy
3.400%, 02/01/28 (b)	2,100,000	2,237,445
Southern California Edison Co.
3.650%, 03/01/28	1,900,000	2,051,544
4.000%, 04/01/47 (b)	1,000,000	1,104,330
Southwestern Electric Power Co.
4.100%, 09/15/28	1,800,000	1,993,176
Union Electric Co.
3.500%, 03/15/29	1,800,000	1,956,816

		53,484,390

Electronics—0.1%
Honeywell International, Inc.
2.500%, 11/01/26 (b)	1,800,000	1,883,916

Environmental Control—0.1%
Waste Connections, Inc.
2.200%, 01/15/32	500,000	490,415
Waste Management, Inc.
3.150%, 11/15/27 (b)	1,800,000	1,923,750

		2,414,165

Food—0.3%
Conagra Brands, Inc.
4.850%, 11/01/28	1,300,000	1,495,702
General Mills, Inc.
4.200%, 04/17/28 (b)	1,500,000	1,674,195
Kroger Co. (The)
2.200%, 05/01/30 (b)	1,900,000	1,891,507
Mondelez International, Inc.
3.625%, 02/13/26	900,000	969,507
Tyson Foods, Inc.
3.550%, 06/02/27 (b)	1,200,000	1,292,616

		7,323,527

Forest Products & Paper—0.1%
Georgia-Pacific LLC
8.000%, 01/15/24	1,800,000	2,047,644
International Paper Co.
4.400%, 08/15/47	800,000	990,632

		3,038,276

Gas—0.1%
Atmos Energy Corp.
1.500%, 01/15/31 (b)	1,100,000	1,031,448
NiSource, Inc.
4.800%, 02/15/44 (b)	1,500,000	1,835,490

		2,866,938

Hand/Machine Tools—0.1%
Stanley Black & Decker, Inc.
4.000%, 5Y H15 + 2.657%, 03/15/60 (a) (b)	2,500,000	2,564,600

Healthcare-Products—0.3%
Abbott Laboratories
4.750%, 11/30/36	1,300,000	1,659,684
Boston Scientific Corp.
1.900%, 06/01/25 (b)	1,900,000	1,923,959
DH Europe Finance II Sarl
3.250%, 11/15/39	900,000	958,491
Medtronic, Inc.
4.625%, 03/15/45 (b)	933,000	1,223,872
Stryker Corp.
1.150%, 06/15/25 (b)	1,000,000	992,260

		6,758,266

Healthcare-Services—0.6%
Anthem, Inc.
5.850%, 01/15/36	1,800,000	2,410,074
CommonSpirit Health
3.910%, 10/01/50	1,500,000	1,672,815

See accompanying notes to financial statements.

BHFTII-14

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2021

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Healthcare-Services—(Continued)
HCA, Inc.
4.125%, 06/15/29	1,800,000	$1,984,662
Humana, Inc.
4.875%, 04/01/30	800,000	938,472
Kaiser Foundation Hospitals
3.002%, 06/01/51	1,000,000	1,030,950
Laboratory Corp. of America Holdings
3.600%, 02/01/25	1,800,000	1,901,034
UnitedHealth Group, Inc.
3.500%, 08/15/39 (b)	900,000	994,968
3.750%, 07/15/25 (b)	2,600,000	2,820,610
4.250%, 06/15/48	1,000,000	1,238,260

		14,991,845

Home Builders—0.1%
Lennar Corp.
4.750%, 11/29/27 (b)	1,300,000	1,473,264

Household Products/Wares—0.0%
Kimberly-Clark Corp.
3.100%, 03/26/30 (b)	1,100,000	1,187,065

Insurance—0.8%
American International Group, Inc.
3.400%, 06/30/30	1,800,000	1,951,596
4.500%, 07/16/44	1,100,000	1,355,783
AXA S.A.
8.600%, 12/15/30 (b)	1,165,000	1,687,829
Berkshire Hathaway Finance Corp.
4.200%, 08/15/48	2,700,000	3,279,123
Berkshire Hathaway, Inc.
3.125%, 03/15/26 (b)	1,500,000	1,602,480
Chubb Corp. (The)
6.000%, 05/11/37	865,000	1,230,004
Chubb INA Holdings, Inc.
3.350%, 05/15/24 (b)	2,000,000	2,110,680
Hartford Financial Services Group, Inc. (The)
6.100%, 10/01/41	780,000	1,092,686
Marsh & McLennan Cos., Inc.
3.750%, 03/14/26 (b)	2,000,000	2,171,580
Principal Financial Group, Inc.
3.100%, 11/15/26	1,000,000	1,056,650
Prudential Financial, Inc.
2.100%, 03/10/30 (b)	2,000,000	2,009,520
5.700%, 12/14/36	1,525,000	2,057,042
Travelers Cos., Inc. (The)
3.050%, 06/08/51	800,000	839,672

		22,444,645

Internet—0.4%
Alibaba Group Holding, Ltd.
4.200%, 12/06/47 (b)	1,400,000	1,546,916
Alphabet, Inc.
2.050%, 08/15/50 (b)	1,100,000	986,370

Internet—(Continued)
Amazon.com, Inc.
3.100%, 05/12/51 (b)	1,000,000	1,068,260
3.800%, 12/05/24 (b)	1,800,000	1,928,844
3.875%, 08/22/37	1,900,000	2,231,930
eBay, Inc.
3.600%, 06/05/27 (b)	1,500,000	1,628,235

		9,390,555

Investment Companies—0.0%
Ares Capital Corp.
4.250%, 03/01/25 (b)	900,000	953,091

Iron/Steel—0.0%
Vale Overseas, Ltd.
6.875%, 11/21/36	528,000	701,680

Lodging—0.0%
Sands China, Ltd.
5.400%, 08/08/28	900,000	971,955

Machinery-Construction & Mining—0.1%
Caterpillar Financial Services Corp.
3.750%, 11/24/23	1,000,000	1,055,070
Caterpillar, Inc.
3.803%, 08/15/42 (b)	1,500,000	1,755,015

		2,810,085

Machinery-Diversified—0.0%
John Deere Capital Corp.
2.000%, 06/17/31	1,000,000	998,130

Media—1.0%
Charter Communications Operating LLC / Charter Communications Operating Capital Corp.
3.700%, 04/01/51	1,000,000	966,610
3.850%, 04/01/61	3,300,000	3,113,022
6.484%, 10/23/45	900,000	1,230,435
Comcast Corp.
3.150%, 03/01/26 (b)	2,000,000	2,133,180
3.969%, 11/01/47	2,900,000	3,320,819
4.650%, 07/15/42	1,670,000	2,054,768
5.650%, 06/15/35	1,500,000	1,983,735
Discovery Communications LLC
4.000%, 09/15/55 (b)	2,481,000	2,612,518
Fox Corp.
5.576%, 01/25/49 (b)	1,000,000	1,363,680
Time Warner Cable LLC
6.550%, 05/01/37	100,000	130,996
Time Warner Entertainment Co. L.P.
8.375%, 03/15/23 (b)	380,000	412,840
TWDC Enterprises 18 Corp.
2.950%, 06/15/27 (b)	2,000,000	2,144,860
ViacomCBS, Inc.
4.375%, 03/15/43 (b)	1,500,000	1,706,085

See accompanying notes to financial statements.

BHFTII-15

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2021

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Media—(Continued)
Walt Disney Co. (The)
3.500%, 05/13/40 (b)	900,000	$986,517
6.550%, 03/15/33	1,950,000	2,710,480

		26,870,545

Mining—0.2%
Newmont Corp.
6.250%, 10/01/39	1,800,000	2,520,972
Rio Tinto Alcan, Inc.
6.125%, 12/15/33 (b)	1,751,000	2,414,927

		4,935,899

Miscellaneous Manufacturing—0.3%
3M Co.
3.625%, 10/15/47	1,000,000	1,142,890
4.000%, 09/14/48 (b)	900,000	1,086,588
GE Capital International Funding Co.
4.418%, 11/15/35	1,459,000	1,749,852
General Electric Co.
6.750%, 03/15/32 (b)	1,250,000	1,703,987
7.500%, 08/21/35	100,000	147,874
Parker-Hannifin Corp.
3.250%, 06/14/29	1,900,000	2,012,385
Trane Technologies Luxembourg Finance S.A.
3.800%, 03/21/29	1,000,000	1,092,630

		8,936,206

Multi-National—1.4%
Asian Development Bank
1.500%, 03/04/31	2,000,000	1,988,000
1.750%, 09/19/29	900,000	913,923
2.625%, 01/30/24	3,700,000	3,840,748
Asian Infrastructure Investment Bank (The)
0.500%, 05/28/25	1,000,000	978,310
European Bank for Reconstruction & Development
0.500%, 05/19/25 (b)	2,000,000	1,958,140
European Investment Bank
0.375%, 03/26/26 (b)	2,000,000	1,928,300
1.875%, 02/10/25	2,500,000	2,563,400
2.500%, 10/15/24 (b)	2,800,000	2,917,404
4.875%, 02/15/36	1,100,000	1,519,243
Inter-American Development Bank
2.125%, 01/15/25	4,000,000	4,131,920
2.250%, 06/18/29	1,400,000	1,470,350
2.375%, 07/07/27	1,500,000	1,576,140
7.000%, 06/15/25	200,000	239,178
International Bank for Reconstruction & Development
0.500%, 10/28/25	2,000,000	1,949,020
2.125%, 03/03/25	3,000,000	3,099,690
2.500%, 07/29/25	2,000,000	2,094,080
7.625%, 01/19/23	2,970,000	3,189,899

		36,357,745

Oil & Gas—1.1%
BP Capital Markets America, Inc.
3.000%, 02/24/50	1,000,000	984,990
BP Capital Markets plc
3.814%, 02/10/24 (b)	2,800,000	2,954,840
Burlington Resources LLC
5.950%, 10/15/36	1,550,000	2,098,793
Canadian Natural Resources, Ltd.
6.250%, 03/15/38 (b)	1,800,000	2,369,466
Chevron Corp.
3.191%, 06/24/23 (b)	2,025,000	2,089,334
ConocoPhillips Holding Co.
6.950%, 04/15/29 (b)	700,000	920,822
Equinor ASA
3.250%, 11/10/24	2,100,000	2,216,340
Exxon Mobil Corp.
3.176%, 03/15/24 (b)	1,900,000	1,986,887
4.114%, 03/01/46	1,600,000	1,871,216
Marathon Oil Corp.
6.600%, 10/01/37 (b)	1,000,000	1,323,320
Marathon Petroleum Corp.
4.700%, 05/01/25	1,600,000	1,747,072
Phillips 66
4.875%, 11/15/44 (b)	1,000,000	1,264,540
Shell International Finance B.V.
2.375%, 11/07/29 (b)	3,000,000	3,069,090
3.250%, 04/06/50 (b)	900,000	959,319
TotalEnergies Capital International S.A.
2.700%, 01/25/23	1,500,000	1,532,685
3.127%, 05/29/50 (b)	900,000	924,768
Valero Energy Corp.
3.400%, 09/15/26 (b)	1,000,000	1,068,720

		29,382,202

Oil & Gas Services—0.1%
Halliburton Co.
3.500%, 08/01/23	209,000	215,901
5.000%, 11/15/45 (b)	1,200,000	1,447,200

		1,663,101

Pharmaceuticals—1.7%
AbbVie, Inc.
3.800%, 03/15/25 (b)	400,000	426,704
4.050%, 11/21/39	2,300,000	2,636,513
4.400%, 11/06/42 (b)	3,200,000	3,839,104
AstraZeneca plc
4.000%, 09/18/42	1,200,000	1,430,796
Becton Dickinson & Co.
4.669%, 06/06/47 (b)	2,000,000	2,520,460
Bristol-Myers Squibb Co.
3.400%, 07/26/29	1,000,000	1,093,790
4.625%, 05/15/44	2,000,000	2,551,360
Cardinal Health, Inc.
3.410%, 06/15/27 (b)	1,800,000	1,932,192
Cigna Corp.
2.375%, 03/15/31 (b)	1,500,000	1,506,180

See accompanying notes to financial statements.

BHFTII-16

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2021

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Pharmaceuticals—(Continued)
Cigna Corp.
4.500%, 02/25/26 (b)	1,200,000	$1,329,648
6.125%, 11/15/41 (b)	313,000	448,222
CVS Health Corp.
4.300%, 03/25/28	544,000	610,885
4.780%, 03/25/38	2,500,000	3,046,175
5.050%, 03/25/48	1,500,000	1,962,675
5.125%, 07/20/45	1,900,000	2,470,475
Eli Lilly and Co.
2.250%, 05/15/50 (b)	1,100,000	1,012,187
GlaxoSmithKline Capital, Inc.
3.875%, 05/15/28 (b)	2,000,000	2,235,220
Johnson & Johnson
3.700%, 03/01/46 (b)	2,000,000	2,355,820
5.950%, 08/15/37 (b)	910,000	1,312,539
Merck & Co., Inc.
6.550%, 09/15/37 (b)	1,000,000	1,491,960
Merck Sharp & Dohme Corp.
5.950%, 12/01/28	300,000	375,447
Novartis Capital Corp.
2.200%, 08/14/30	1,900,000	1,928,937
Shire Acquisitions Investments Ireland DAC
3.200%, 09/23/26	2,000,000	2,122,100
Utah Acquisition Sub, Inc.
3.950%, 06/15/26 (b)	1,800,000	1,941,444
Wyeth LLC
5.950%, 04/01/37	1,800,000	2,532,978

		45,113,811

Pipelines—0.9%
El Paso Natural Gas Co. LLC
8.375%, 06/15/32	220,000	313,865
Enbridge Energy Partners L.P.
5.875%, 10/15/25	3,000,000	3,421,920
Energy Transfer L.P.
5.150%, 03/15/45	2,600,000	2,950,350
Enterprise Products Operating LLC
3.200%, 02/15/52 (b)	1,100,000	1,080,805
3.950%, 02/15/27 (b)	2,300,000	2,514,843
Kinder Morgan Energy Partners L.P.
6.500%, 02/01/37	2,000,000	2,664,920
MPLX L.P.
5.200%, 03/01/47 (b)	1,000,000	1,223,820
ONEOK, Inc.
3.100%, 03/15/30 (b)	2,100,000	2,143,974
Sabine Pass Liquefaction LLC
5.875%, 06/30/26 (b)	1,600,000	1,836,048
Tennessee Gas Pipeline Co. LLC
7.625%, 04/01/37	640,000	913,562
TransCanada PipeLines, Ltd.
6.200%, 10/15/37	1,800,000	2,451,150
Williams Cos., Inc. (The)
3.750%, 06/15/27 (b)	2,500,000	2,701,100

		24,216,357

Real Estate Investment Trusts—0.9%
Alexandria Real Estate Equities, Inc.
3.375%, 08/15/31 (b)	1,000,000	1,081,620
American Tower Corp.
3.000%, 06/15/23 (b)	2,100,000	2,159,220
AvalonBay Communities, Inc.
2.300%, 03/01/30 (b)	2,000,000	2,030,320
Boston Properties L.P.
3.200%, 01/15/25 (b)	1,400,000	1,466,514
Brixmor Operating Partnership L.P.
4.050%, 07/01/30	900,000	988,254
Crown Castle International Corp.
3.800%, 02/15/28 (b)	1,500,000	1,630,425
Digital Realty Trust L.P.
3.700%, 08/15/27 (b)	3,500,000	3,800,125
Duke Realty L.P.
3.375%, 12/15/27	500,000	534,045
Equinix, Inc.
3.200%, 11/18/29	700,000	735,329
ERP Operating L.P.
3.000%, 07/01/29 (b)	1,000,000	1,059,710
Essex Portfolio L.P.
3.000%, 01/15/30 (b)	1,000,000	1,047,830
Healthpeak Properties, Inc.
3.500%, 07/15/29 (b)	900,000	976,491
National Retail Properties, Inc.
2.500%, 04/15/30	1,000,000	1,011,530
Public Storage
3.094%, 09/15/27 (b)	500,000	535,550
Simon Property Group L.P.
3.300%, 01/15/26 (b)	3,800,000	4,032,408
Welltower, Inc.
4.000%, 06/01/25	1,500,000	1,616,550

		24,705,921

Retail—0.7%
Home Depot, Inc. (The)
3.000%, 04/01/26 (b)	1,800,000	1,913,670
4.250%, 04/01/46	2,000,000	2,458,820
Lowe’s Cos., Inc.
4.050%, 05/03/47 (b)	1,500,000	1,731,825
McDonald’s Corp.
3.700%, 01/30/26	1,000,000	1,080,850
4.875%, 12/09/45	1,500,000	1,931,640
Starbucks Corp.
3.550%, 08/15/29	1,000,000	1,092,960
Target Corp.
2.650%, 09/15/30 (b)	1,400,000	1,470,336
4.000%, 07/01/42 (b)	1,000,000	1,223,250
Walmart, Inc.
2.550%, 04/11/23 (b)	4,000,000	4,088,200
4.050%, 06/29/48 (b)	900,000	1,143,378
5.250%, 09/01/35 (b)	935,000	1,272,619

		19,407,548

See accompanying notes to financial statements.

BHFTII-17

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2021

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Semiconductors—0.6%
Broadcom, Inc.
3.137%, 11/15/35 (144A)	3,600,000	$3,618,756
4.300%, 11/15/32	1,700,000	1,914,608
Intel Corp.
2.700%, 12/15/22	2,000,000	2,041,360
3.734%, 12/08/47	1,000,000	1,134,110
4.750%, 03/25/50 (b)	1,800,000	2,394,252
QUALCOMM, Inc.
1.650%, 05/20/32 (b)	4,533,000	4,301,273

		15,404,359

Software—0.8%
Fidelity National Information Services, Inc.
1.150%, 03/01/26 (b)	1,000,000	975,690
Fiserv, Inc.
2.750%, 07/01/24 (b)	2,000,000	2,068,520
Microsoft Corp.
3.125%, 11/03/25 (b)	5,100,000	5,437,212
4.250%, 02/06/47 (b)	3,000,000	3,885,750
Oracle Corp.
2.875%, 03/25/31 (b)	3,000,000	3,015,030
2.950%, 11/15/24 (b)	2,300,000	2,392,483
2.950%, 04/01/30	1,200,000	1,212,876
3.850%, 04/01/60	2,100,000	2,077,971
Salesforce.com, Inc.
2.900%, 07/15/51 (b)	1,000,000	1,019,540

		22,085,072

Telecommunications—1.3%
America Movil S.A.B. de C.V.
2.875%, 05/07/30 (b)	1,900,000	1,966,215
AT&T, Inc.
3.500%, 09/15/53 (b)	1,221,000	1,234,126
3.650%, 09/15/59 (b)	2,686,000	2,711,356
4.100%, 02/15/28 (b)	2,687,000	2,986,627
4.125%, 02/17/26 (b)	3,000,000	3,270,390
5.150%, 11/15/46 (b)	1,308,000	1,665,071
7.125%, 12/15/31	100,000	134,014
Cisco Systems, Inc.
5.500%, 01/15/40 (b)	1,000,000	1,397,960
Deutsche Telekom International Finance B.V.
8.750%, 06/15/30	1,000,000	1,453,980
Orange S.A.
5.500%, 02/06/44 (b)	500,000	685,050
T-Mobile USA, Inc.
2.550%, 02/15/31 (b)	2,200,000	2,189,748
3.300%, 02/15/51 (b)	1,500,000	1,464,405
Telefonica Emisiones S.A.
4.103%, 03/08/27	900,000	990,963
Verizon Communications, Inc.
2.875%, 11/20/50	1,900,000	1,804,696
3.376%, 02/15/25 (b)	2,078,000	2,208,664
3.550%, 03/22/51	2,000,000	2,155,160
4.812%, 03/15/39	1,927,000	2,418,867
5.012%, 04/15/49	1,000,000	1,333,630

Telecommunications—(Continued)
Vodafone Group plc
6.150%, 02/27/37	2,170,000	2,948,509

		35,019,431

Transportation—0.6%
Burlington Northern Santa Fe LLC
4.150%, 04/01/45 (b)	1,900,000	2,278,328
Canadian National Railway Co.
4.450%, 01/20/49 (b)	400,000	510,812
CSX Corp.
6.150%, 05/01/37	1,600,000	2,234,928
FedEx Corp.
4.250%, 05/15/30 (b)	1,800,000	2,047,482
4.550%, 04/01/46	1,000,000	1,197,630
Norfolk Southern Corp.
2.550%, 11/01/29	1,900,000	1,953,447
5.590%, 05/17/25	28,000	31,498
Union Pacific Corp.
2.891%, 04/06/36 (b)	1,200,000	1,255,884
3.250%, 02/05/50 (b)	1,300,000	1,396,148
United Parcel Service, Inc.
4.450%, 04/01/30 (b)	1,600,000	1,884,224

		14,790,381

Water—0.0%
American Water Capital Corp.
3.750%, 09/01/28 (b)	900,000	989,181

Total Corporate Bonds & Notes (Cost $687,591,896)		721,112,549

Foreign Government—1.6%

Provincial—0.3%
Province of Alberta Canada
1.000%, 05/20/25 (b)	1,500,000	1,488,345
Province of British Columbia Canada
1.300%, 01/29/31 (b)	1,000,000	962,830
2.000%, 10/23/22	970,000	982,086
Province of Ontario Canada
3.050%, 01/29/24 (b)	1,900,000	1,984,949
Province of Quebec Canada
2.500%, 04/20/26	2,000,000	2,095,720
7.500%, 07/15/23 (b)	350,000	385,420

		7,899,350

Sovereign—1.3%
Canada Government International Bond
1.625%, 01/22/25 (b)	1,000,000	1,017,240
Chile Government International Bond
3.500%, 01/25/50 (b)	1,000,000	1,039,620
Export-Import Bank of Korea
2.875%, 01/21/25	2,400,000	2,512,032

See accompanying notes to financial statements.

BHFTII-18

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2021

Foreign Government—(Continued)

Security Description	Principal Amount*	Value

Sovereign—(Continued)
Indonesia Government International Bonds
3.050%, 03/12/51 (b)	1,100,000	$1,087,251
3.850%, 10/15/30 (b)	700,000	787,003
Israel Government International Bond
4.125%, 01/17/48	1,500,000	1,841,505
Italy Government International Bond
2.875%, 10/17/29	2,000,000	2,044,620
Japan Bank for International Cooperation
2.500%, 05/23/24	3,900,000	4,038,255
Mexico Government International Bonds
4.750%, 03/08/44	900,000	980,595
5.750%, 10/12/10	2,000,000	2,304,760
6.750%, 09/27/34 (b)	1,050,000	1,398,443
8.000%, 09/24/22 (b)	2,200,000	2,322,936
Panama Government International Bonds
3.875%, 03/17/28 (b)	900,000	972,072
4.500%, 05/15/47	1,400,000	1,546,846
Peruvian Government International Bond
8.750%, 11/21/33	1,450,000	2,255,199
Philippine Government International Bonds
3.950%, 01/20/40	2,100,000	2,351,160
5.000%, 01/13/37 (b)	1,740,000	2,164,612
Poland Government International Bond
3.250%, 04/06/26	1,000,000	1,072,640
Svensk Exportkredit AB
0.625%, 05/14/25 (b)	1,000,000	981,930
Uruguay Government International Bond
4.375%, 10/27/27	1,900,000	2,134,840

		34,853,559

Total Foreign Government (Cost $41,102,520)		42,752,909

Mortgage-Backed Securities—1.2%

Commercial Mortgage-Backed Securities—1.2%
BANK
2.556%, 05/15/64	2,000,000	2,059,393
2.758%, 09/15/62	455,000	472,271
4.407%, 11/15/61 (a)	881,000	1,005,212
Benchmark Mortgage Trust
3.049%, 12/15/62	1,430,000	1,520,623
CD Commercial Mortgage Trust
3.631%, 02/10/50	950,000	1,023,369
CFCRE Commercial Mortgage Trust
3.585%, 12/10/54	1,825,361	1,942,264
Commercial Mortgage Pass-Through Certificates Mortgage Trust
3.765%, 02/10/49	1,539,000	1,648,519
3.838%, 09/10/47	1,000,000	1,053,010
3.902%, 07/10/50	1,835,000	1,954,368
GS Mortgage Securities Trust
3.382%, 05/10/50	1,835,000	1,931,312
4.243%, 08/10/46	966,000	1,006,090
JPMBB Commercial Mortgage Securities Trust
3.598%, 11/15/48	3,900,000	4,109,927
3.801%, 08/15/48	1,527,660	1,620,586

Commercial Mortgage-Backed Securities—(Continued)
Morgan Stanley Bank of America Merrill Lynch Trust
3.544%, 01/15/49	3,850,000	4,087,596
3.635%, 10/15/48	1,547,000	1,641,526
3.732%, 05/15/48	1,750,000	1,866,142
UBS Commercial Mortgage Trust
3.035%, 12/15/52	2,250,000	2,383,709
WF-RBS Commercial Mortgage Trust
3.488%, 06/15/46	1,054,000	1,075,248

Total Mortgage-Backed Securities (Cost $32,022,077)		32,401,165

Municipals—0.6%
Chicago O’Hare International Airport
4.572%, 01/01/54	395,000	540,979
Grand Parkway Transportation Corp.
3.236%, 10/01/52	1,000,000	1,011,788
Los Angeles, CA Unified School District, Build America Bond
6.758%, 07/01/34	660,000	919,172
Municipal Electric Authority of Georgia, Build America Bond
6.637%, 04/01/57	1,947,000	2,964,204
New Jersey Turnpike Authority
7.414%, 01/01/40	1,700,000	2,736,537
New York City Water & Sewer System
5.440%, 06/15/43	300,000	433,197
Oregon School Boards Association
5.680%, 06/30/28	1,900,000	2,241,746
Port Authority of New York & New Jersey
4.458%, 10/01/62	1,500,000	1,988,209
Regents of the University of California Medical Center Pooled Revenue
3.006%, 05/15/50	1,000,000	1,028,892
State of California General Obligation Unlimited, Build America Bond
7.300%, 10/01/39	1,200,000	1,882,578
State of Illinois, General Obligation Unlimited
5.100%, 06/01/33	1,230,000	1,421,738

Total Municipals (Cost $14,986,644)		17,169,040

Asset-Backed Securities—0.3%

Asset-Backed - Automobile—0.2%
Carmax Auto Owner Trust
2.030%, 06/16/25	903,000	918,992
Ford Credit Auto Owner Trust
3.160%, 10/15/23	591,665	593,298
GM Financial Consumer Automobile Receivables Trust
2.210%, 11/18/24	1,000,000	1,014,871
Honda Auto Receivables Owner Trust
1.090%, 10/15/26	1,500,000	1,503,421

		4,030,582

Asset-Backed - Credit Card—0.1%
Capital One Multi-Asset Execution Trust
2.060%, 08/15/28	1,865,000	1,919,312

See accompanying notes to financial statements.

BHFTII-19

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2021

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed—Other—0.0%
CNH Equipment Trust
1.160%, 06/16/25	282,303	$283,154
John Deere Owner Trust
0.510%, 11/15/24	150,000	149,712
3.000%, 01/15/26	350,000	354,610

		787,476

Total Asset-Backed Securities (Cost $6,871,457)		6,737,370

Short-Term Investment—0.6%

U.S. Treasury—0.6%
U.S. Treasury Bill
0.037%, 02/24/22 (c)	15,000,000	14,999,404

Total Short-Term Investments (Cost $14,999,158)		14,999,404

Securities Lending Reinvestments (d)—10.9%

Certificates of Deposit—5.2%
Bank of Montreal
0.300%, 06/02/22	10,000,000	10,000,630
Bank of Nova Scotia
0.320%, 06/07/22	8,000,000	8,000,976
Barclays Bank plc
0.180%, 04/07/22	10,000,000	9,998,570
Cooperatieve Rabobank UA
0.161%, 3M LIBOR + 0.040%, 01/11/22 (a)	5,000,000	4,999,900
0.170%, 03/18/22	10,000,000	9,999,300
Credit Industriel et Commercial
Zero Coupon, 04/14/22	10,000,000	9,993,200
Credit Suisse (NY)
0.270%, 03/18/22	7,000,000	7,000,000
Goldman Sachs Bank USA
0.170%, 02/04/22	10,000,000	10,000,350
Mitsubishi UFJ Trust International Ltd.
Zero Coupon, 03/15/22	3,000,000	2,998,740
Mizuho Bank, Ltd.
0.160%, 03/25/22	15,000,000	14,998,350
MUFG Bank Ltd.
0.150%, 01/11/22	5,000,000	5,000,075
National Australia Bank, Ltd.
Zero Coupon, 04/25/22	2,000,000	1,998,460
0.160%, 03/02/22	5,000,000	4,999,750
Natixis S.A. (New York)
0.190%, 3M LIBOR + 0.040%, 02/11/22 (a)	4,000,000	3,999,836
0.330%, 06/09/22	2,000,000	2,000,320
Oversea-Chinese Banking Corp., Ltd.
Zero Coupon, 04/14/22	1,200,000	1,199,184
0.240%, 3M LIBOR + 0.020%, 03/25/22 (a)	4,000,000	4,000,004
Societe Generale
0.140%, 01/05/22	5,000,000	5,000,030
0.150%, 03/15/22	3,000,000	2,999,691

Certificates of Deposit—(Continued)
Standard Chartered Bank (NY)
0.170%, 03/28/22	2,000,000	1,999,812
Sumitomo Mitsui Banking Corp.
0.150%, SOFR + 0.100%, 03/15/22 (a)	5,000,000	4,999,145
Sumitomo Mitsui Trust Bank, Ltd.
Zero Coupon, 02/10/22	3,000,000	2,999,490
Zero Coupon, 03/21/22	5,000,000	4,997,700
Zero Coupon, 04/19/22	5,000,000	4,996,400

		139,179,913

Commercial Paper—1.2%
Antalis S.A.
0.140%, 01/14/22	4,000,000	3,999,732
Old Line Funding LLC
0.220%, 03/02/22	2,000,000	1,999,114
Skandinaviska Enskilda Banken AB
0.200%, 04/28/22	10,000,000	9,992,300
UBS AG
0.240%, 03/30/22	10,000,000	9,990,350
0.350%, 06/08/22	5,000,000	4,990,715

		30,972,211

Master Demand Notes—0.2%
Natixis Financial Products LLC
0.420%, OBFR + 0.350%, 02/04/22 (a)	5,000,000	5,000,000

Repurchase Agreements—3.9%
Barclays Bank plc Repurchase Agreement dated 12/31/21 at 0.350%, due on 02/04/22 with a maturity value of $8,002,722; collateralized by various Common Stock with an aggregate market value of $8,890,800.	8,000,000	8,000,000
Barclays Capital, Inc. Repurchase Agreement dated 12/31/21 at 0.010%, due on 01/03/22 with a maturity value of $3,552,269; collateralized by U.S. Treasury Obligations at 0.000%, maturity dates ranging from 02/15/22 - 11/15/51, and an aggregate market value of $3,623,311.	3,552,266	3,552,266
BofA Securities, Inc.
Repurchase Agreement dated 12/31/21 at 0.190%, due on 01/04/22 with a maturity value of $4,000,084; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 4.500%, maturity dates ranging from 02/15/22 - 02/15/45, and various Common Stock with an aggregate market value of $4,125,364.	4,000,000	4,000,000
Repurchase Agreement dated 12/31/21 at 0.350%, due on 02/04/22 with a maturity value of $2,000,681; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 4.375%, maturity dates ranging from 01/15/22 - 11/15/43, and various Common Stock with an aggregate market value of $2,067,649.	2,000,000	2,000,000
Citigroup Global Markets, Inc. Repurchase Agreement dated 12/31/21 at 0.420%, due on 02/04/22 with a maturity value of $7,002,858; collateralized by various Common Stock with an aggregate market value of $7,700,000.	7,000,000	7,000,000

See accompanying notes to financial statements.

BHFTII-20

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2021

Securities Lending Reinvestments (d)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
Morgan Stanley & Co. LLC Repurchase Agreement dated 12/31/21 at 0.420%, due on 04/05/22 with a maturity value of $2,002,217; collateralized by U.S. Treasury Obligations at 1.500%, maturing 10/31/24, and various Common Stock with an aggregate market value of $2,198,327.	2,000,000	$2,000,000
National Bank of Canada
Repurchase Agreement dated 12/31/21 at 0.070%, due on 01/07/22 with a maturity value of $23,400,319; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 5.250%, maturity dates ranging from 01/31/22 - 11/15/51, and an aggregate market value of $23,878,135.	23,400,000	23,400,000
Repurchase Agreement dated 12/31/21 at 0.200%, due on 01/07/22 with a maturity value of $37,301,451; collateralized by various Common Stock with an aggregate market value of $41,452,296.	37,300,000	37,300,000
NBC Global Finance, Ltd.
Repurchase Agreement dated 12/31/21 at 0.235%, due on 01/07/22 with a maturity value of $1,800,082; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 5.000%, maturity dates ranging from 04/30/22 - 02/15/49, and various Common Stock with an aggregate market value of $1,999,578.	1,800,000	1,800,000
Repurchase Agreement dated 12/31/21 at 0.250%, due on 01/07/22 with a maturity value of $1,700,083; collateralized by U.S. Treasury Obligations with rates ranging from 0.139% - 2.250%, maturity dates ranging from 10/31/22 - 11/15/25, and various Common Stock with an aggregate market value of $1,889,057.	1,700,000	1,700,000
Societe Generale Repurchase Agreement dated 12/31/21 at 0.200%, due on 01/07/22 with a maturity value of $12,764,724; collateralized by various Common Stock with an aggregate market value of $14,182,833.	12,764,228	12,764,228

		103,516,494

Time Deposit—0.2%
National Bank of Canada
0.120%, OBFR + 0.050%, 01/07/22 (a)	5,000,000	5,000,000

Mutual Funds—0.2%
Allspring Government Money Market Fund, Select Class 0.030% (e)	5,000,000	5,000,000

Total Securities Lending Reinvestments (Cost $288,682,982)		288,668,618

Total Investments—110.5% (Cost $2,869,402,318)		2,934,190,308
Other assets and liabilities (net)—(10.5)%		(278,048,300)

Net Assets—100.0%		$2,656,142,008

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Variable or floating rate security. The stated rate represents the rate at December 31, 2021. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(b)	All or a portion of the security was held on loan. As of December 31, 2021, the market value of securities loaned was $305,189,236 and the collateral received consisted of cash in the amount of $288,651,455 and non-cash collateral with a value of $24,750,336. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	The rate shown represents current yield to maturity.
(d)	Represents investment of cash collateral received from securities on loan as of December 31, 2021.
(e)	The rate shown represents the annualized seven-day yield as of December 31, 2021.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2021, the market value of 144A securities was $6,836,796, which is 0.3% of net assets.

Glossary of Abbreviations

Index Abbreviations

(H15)—	U.S. Treasury Yield Curve Rate T-Note Constant Maturity Index
(LIBOR)—	London Interbank Offered Rate
(OBFR)—	U.S. Overnight Bank Funding Rate
(SOFR)—	Secured Overnight Financing Rate

Other Abbreviations

(ACES)—	Alternative Credit Enhancement Securities
(DAC)—	Designated Activity Company

See accompanying notes to financial statements.

BHFTII-21

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2021

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2021:

Description	Level 1	Level 2	Level 3	Total
Total U.S. Treasury & Government Agencies*	$—	$1,810,349,253	$—	$1,810,349,253
Total Corporate Bonds & Notes*	—	721,112,549	—	721,112,549
Total Foreign Government*	—	42,752,909	—	42,752,909
Total Mortgage-Backed Securities*	—	32,401,165	—	32,401,165
Total Municipals*	—	17,169,040	—	17,169,040
Total Asset-Backed Securities*	—	6,737,370	—	6,737,370
Total Short-Term Investment*	—	14,999,404	—	14,999,404
Securities Lending Reinvestments
Certificates of Deposit	—	139,179,913	—	139,179,913
Commercial Paper	—	30,972,211	—	30,972,211
Master Demand Notes	—	5,000,000	—	5,000,000
Repurchase Agreements	—	103,516,494	—	103,516,494
Time Deposit	—	5,000,000	—	5,000,000
Mutual Funds	5,000,000	—	—	5,000,000
Total Securities Lending Reinvestments	5,000,000	283,668,618	—	288,668,618
Total Investments	$5,000,000	$2,929,190,308	$—	$2,934,190,308

Collateral for Securities Loaned (Liability)	$—	$(288,651,455)	$—	$(288,651,455)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTII-22

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Statement of Assets and Liabilities

December 31, 2021

Assets
Investments at value (a) (b)	$2,934,190,308
Cash	74,868
Receivable for:
Investments sold	10,381,670
Fund shares sold	13,570,727
Interest	12,866,500
Prepaid expenses	7,696

Total Assets	2,971,091,769
Liabilities
Collateral for securities loaned	288,651,455
Payables for:
Investments purchased	24,648,070
Fund shares redeemed	234,434
Accrued Expenses:
Management fees	544,124
Distribution and service fees	264,423
Deferred trustees’ fees	178,267
Other expenses	428,988

Total Liabilities	314,949,761

Net Assets	$2,656,142,008

Net Assets Consist of:
Paid in surplus	$2,590,589,550
Distributable earnings (Accumulated losses)	65,552,458

Net Assets	$2,656,142,008

Net Assets
Class A	$1,469,084,572
Class B	755,299,810
Class E	48,227,775
Class G	383,529,851
Capital Shares Outstanding*
Class A	133,094,089
Class B	70,067,147
Class E	4,396,847
Class G	35,739,723
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$11.04
Class B	10.78
Class E	10.97
Class G	10.73

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $2,869,402,318.
(b)	Includes securities loaned at value of $305,189,236.

Statement of Operations

Year Ended December 31, 2021

Investment Income
Interest	$52,797,216
Securities lending income	531,084

Total investment income	53,328,300
Expenses
Management fees	6,816,696
Administration fees	104,437
Custodian and accounting fees	291,594
Distribution and service fees—Class B	1,946,698
Distribution and service fees—Class E	74,824
Distribution and service fees—Class G	1,163,494
Audit and tax services	66,932
Legal	39,973
Trustees’ fees and expenses	51,036
Shareholder reporting	132,265
Insurance	19,370
Miscellaneous	21,997

Total expenses	10,729,316
Less management fee waiver	(234,002)

Net expenses	10,495,314

Net Investment Income	42,832,986

Net Realized and Unrealized Gain (Loss)
Net realized gain on investments	21,924,439
Net change in unrealized depreciation on investments	(124,951,534)

Net realized and unrealized gain (loss)	(103,027,095)

Net Increase (Decrease) in Net Assets From Operations	$(60,194,109)

See accompanying notes to financial statements.

BHFTII-23

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2021	Year Ended December 31, 2020
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$42,832,986	$52,343,388
Net realized gain (loss)	21,924,439	37,677,188
Net change in unrealized appreciation (depreciation)	(124,951,534)	86,854,521

Increase (decrease) in net assets from operations	(60,194,109)	176,875,097

From Distributions to Shareholders
Class A	(37,560,500)	(39,951,044)
Class B	(18,437,606)	(20,513,734)
Class E	(1,221,794)	(1,325,274)
Class G	(9,059,502)	(9,862,481)

Total distributions	(66,279,402)	(71,652,533)

Increase (decrease) in net assets from capital share transactions	(63,704,576)	206,173,123

Total increase (decrease) in net assets	(190,178,087)	311,395,687

Net Assets
Beginning of period	2,846,320,095	2,534,924,408

End of period	$2,656,142,008	$2,846,320,095

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2021		Year Ended December 31, 2020
	Shares	Value	Shares	Value
Class A
Sales	9,038,440	$101,162,866	33,321,354	$383,035,871
Reinvestments	3,417,698	37,560,500	3,504,478	39,951,044
Redemptions	(18,979,112)	(212,533,899)	(19,338,841)	(222,209,069)

Net increase (decrease)	(6,522,974)	$(73,810,533)	17,486,991	$200,777,846

Class B
Sales	5,052,730	$55,391,915	7,955,077	$89,224,713
Reinvestments	1,715,126	18,437,606	1,839,797	20,513,734
Redemptions	(6,933,938)	(75,614,135)	(12,967,507)	(145,589,299)

Net increase (decrease)	(166,082)	$(1,784,614)	(3,172,633)	$(35,850,852)

Class E
Sales	459,319	$5,127,048	549,075	$6,243,048
Reinvestments	111,784	1,221,794	116,867	1,325,274
Redemptions	(499,601)	(5,533,266)	(788,530)	(9,016,794)

Net increase (decrease)	71,502	$815,576	(122,588)	$(1,448,472)

Class G
Sales	4,554,649	$49,776,555	9,368,808	$104,775,315
Reinvestments	846,682	9,059,502	887,712	9,862,481
Redemptions	(4,385,288)	(47,761,062)	(6,426,142)	(71,943,195)

Net increase (decrease)	1,016,043	$11,074,995	3,830,378	$42,694,601

Increase (decrease) derived from capital shares transactions		$(63,704,576)		$206,173,123

See accompanying notes to financial statements.

BHFTII-24

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$11.55	$11.10	$10.55	$10.90	$10.87

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.19	0.24	0.28	0.28	0.27
Net realized and unrealized gain (loss)	(0.41)	0.56	0.62	(0.31)	0.08

Total income (loss) from investment operations	(0.22)	0.80	0.90	(0.03)	0.35

Less Distributions
Distributions from net investment income	(0.29)	(0.35)	(0.35)	(0.32)	(0.32)

Total distributions	(0.29)	(0.35)	(0.35)	(0.32)	(0.32)

Net Asset Value, End of Period	$11.04	$11.55	$11.10	$10.55	$10.90

Total Return (%) (b)	(1.93)	7.21	8.64	(0.18)	3.26

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.28	0.28	0.28	0.28	0.28
Net ratio of expenses to average net assets (%) (c)	0.27	0.27	0.27	0.27	0.27
Ratio of net investment income (loss) to average net assets (%)	1.69	2.12	2.60	2.69	2.50
Portfolio turnover rate (%)	28	34	20	19	22
Net assets, end of period (in millions)	$1,469.1	$1,613.2	$1,355.4	$1,293.6	$1,373.3

	Class B
	Year Ended December 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$11.29	$10.85	$10.32	$10.67	$10.65

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.16	0.21	0.25	0.25	0.24
Net realized and unrealized gain (loss)	(0.41)	0.55	0.60	(0.30)	0.07

Total income (loss) from investment operations	(0.25)	0.76	0.85	(0.05)	0.31

Less Distributions
Distributions from net investment income	(0.26)	(0.32)	(0.32)	(0.30)	(0.29)

Total distributions	(0.26)	(0.32)	(0.32)	(0.30)	(0.29)

Net Asset Value, End of Period	$10.78	$11.29	$10.85	$10.32	$10.67

Total Return (%) (b)	(2.22)	7.01	8.34	(0.45)	2.96

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.53	0.53	0.53	0.53	0.53
Net ratio of expenses to average net assets (%) (c)	0.52	0.52	0.52	0.52	0.52
Ratio of net investment income (loss) to average net assets (%)	1.44	1.88	2.35	2.44	2.25
Portfolio turnover rate (%)	28	34	20	19	22
Net assets, end of period (in millions)	$755.3	$793.0	$796.6	$824.8	$953.7

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-25

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$11.48	$11.03	$10.49	$10.84	$10.81

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.17	0.23	0.27	0.27	0.25
Net realized and unrealized gain (loss)	(0.41)	0.55	0.60	(0.31)	0.09

Total income (loss) from investment operations	(0.24)	0.78	0.87	(0.04)	0.34

Less Distributions
Distributions from net investment income	(0.27)	(0.33)	(0.33)	(0.31)	(0.31)

Total distributions	(0.27)	(0.33)	(0.33)	(0.31)	(0.31)

Net Asset Value, End of Period	$10.97	$11.48	$11.03	$10.49	$10.84

Total Return (%) (b)	(2.08)	7.10	8.41	(0.34)	3.12

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.43	0.43	0.43	0.43	0.43
Net ratio of expenses to average net assets (%) (c)	0.42	0.42	0.42	0.42	0.42
Ratio of net investment income (loss) to average net assets (%)	1.54	1.98	2.45	2.54	2.35
Portfolio turnover rate (%)	28	34	20	19	22
Net assets, end of period (in millions)	$48.2	$49.7	$49.1	$52.3	$59.9

	Class G
	Year Ended December 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$11.24	$10.81	$10.28	$10.63	$10.61

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.15	0.20	0.24	0.25	0.23
Net realized and unrealized gain (loss)	(0.40)	0.54	0.61	(0.31)	0.08

Total income (loss) from investment operations	(0.25)	0.74	0.85	(0.06)	0.31

Less Distributions
Distributions from net investment income	(0.26)	(0.31)	(0.32)	(0.29)	(0.29)

Total distributions	(0.26)	(0.31)	(0.32)	(0.29)	(0.29)

Net Asset Value, End of Period	$10.73	$11.24	$10.81	$10.28	$10.63

Total Return (%) (b)	(2.26)	6.89	8.34	(0.49)	2.94

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.58	0.58	0.58	0.58	0.58
Net ratio of expenses to average net assets (%) (c)	0.57	0.57	0.57	0.57	0.57
Ratio of net investment income (loss) to average net assets (%)	1.39	1.82	2.30	2.39	2.20
Portfolio turnover rate (%)	28	34	20	19	22
Net assets, end of period (in millions)	$383.5	$390.4	$333.9	$312.2	$332.6

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTII-26

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Notes to Financial Statements—December 31, 2021

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is MetLife Aggregate Bond Index Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered and offers four classes of shares: Class A, B, E and G shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2021 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage- and asset-backed securities are generally valued based upon evaluated or composite bid quotations obtained from pricing services selected by the Adviser pursuant to the authorization of and subject to general oversight by the Board. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing

BHFTII-27

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

In December 2020, the Securities and Exchange Commission adopted Rule 2a-5, Good Faith Determinations of Fair Value, under the 1940 Act, which is intended to address valuation practices and the role of the board of directors with respect to the fair value of the investments of a registered investment company. Among other things, Rule 2a-5 will permit the Portfolio’s Board to designate the Portfolio’s primary investment adviser to perform the Portfolio’s fair value determinations, which will be subject to the Board’s oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the investment adviser’s fair value determinations. Compliance with Rule 2a-5 will not be required until September 2022. The Adviser continues to review Rule 2a-5 and its impact on the Adviser’s and the Portfolio’s valuation policies and related practices.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2021, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial

BHFTII-28

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions will occur beyond the customary settlement period. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s Custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2021, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $103,516,494, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2021.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day.

BHFTII-29

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2021 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2021 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2021.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.

	Remaining Contractual Maturity of the Agreements As of December 31, 2021
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Corporate Bonds & Notes	$(211,424,245)	$—	$—	$—	$(211,424,245)
Foreign Government	(4,059,692)	—	—	—	(4,059,692)
U.S. Treasury & Government Agencies	(73,167,518)	—	—	—	(73,167,518)
Total Borrowings	$(288,651,455)	$—	$—	$—	$(288,651,455)
Gross amount of recognized liabilities for securities lending transactions					$(288,651,455)

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 outbreak. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the

BHFTII-30

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. In 2017, the UK Financial Conduct Authority (FCA) announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Various financial industry groups have been planning for the transition away from LIBOR and markets are developing in response to these new rates, but there are concerns around liquidity of the new rates and obstacles to converting certain securities and transactions to new rates. Neither the effect of the transition process nor its ultimate success can yet be known. The transition process might, among other things, lead to increased volatility and illiquidity in markets for instruments whose terms include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of related transactions such as hedges, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Portfolio and may adversely affect the Portfolio’s performance or net asset value.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2021 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$645,871,242	$124,061,067	$638,119,656	$195,887,712

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the annual rate of 0.250% of average daily net assets. Fees earned by Brighthouse Investment Advisers with respect to the Portfolio for the year ended December 31, 2021 were $6,816,696.

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with MetLife Investment Management, LLC (“MIM”) with respect to managing the Portfolio. For providing subadvisory services to the Portfolio, Brighthouse Investment Advisers has agreed to pay MIA an investment subadvisory fee for each class of the Portfolio as follows:

% per annum reduction	Average daily net assets
0.040%	On the first $500 million
0.030%	Of the next $500 million
0.015%	On amounts over $1 billion

Fees earned by MIM with respect to the Portfolio for the year ended December 31, 2021 were $609,002.

BHFTII-31

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

Management Fee Waivers - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 30, 2021 to April 30, 2022, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum	Average daily net assets
0.005%	Over $500 million and under $1 billion
0.010%	Of the next $1 billion
0.015%	On amounts over $2 billion

An identical expense agreement was in place for the period April 30, 2020 to April 30, 2021. Amounts waived for the year ended December 31, 2021 are shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2021 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2021 was as follows:

Cost basis of investments	$2,886,378,788

Gross unrealized appreciation	85,357,661
Gross unrealized (depreciation)	(37,546,141)

Net unrealized appreciation (depreciation)	$47,811,520

BHFTII-32

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

The tax character of distributions paid for the years ended December 31, 2021 and 2020 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2021	2020	2021	2020	2021	2020
$66,279,402	$71,652,533	$—	$—	$66,279,402	$71,652,533

As of December 31, 2021, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$60,218,485	$—	$47,811,520	$(42,299,278)	$65,730,727

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2021, the Portfolio had accumulated short-term capital losses of $14,745,130 and accumulated long-term capital losses of $27,554,148.

During the year ended December 31, 2021, the Portfolio utilized accumulated long-term capital losses of $3,317,487.

8. Recent Accounting Pronouncement

In January 2021, the FASB issued Accounting Standards Update No. 2021-01 (“ASU 2021-01”), “Reference Rate Reform (Topic 848)”. ASU 2021-01 is an update of ASU 2020-04, which is in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, as regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The ASU 2021-01 update clarifies that certain optional expedients and exceptions in Topic 848 for contract modifications and hedge accounting apply to derivatives that are affected by the discounting transition. The amendments in this update are effective through December 31, 2022, for all entities. The expedients and exceptions provided by the amendments do not apply to contract modifications and hedging relationships entered into or evaluated after December 31, 2022, except for hedging transactions as of December 31, 2022, that an entity has elected certain optional expedients for and that are retained through the end of the hedging relationship. Management is currently evaluating the impact of the optional guidance on the Portfolio’s financial statements and disclosures.

BHFTII-33

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust II and Shareholders of the MetLife Aggregate Bond Index Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the MetLife Aggregate Bond Index Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust II), as of December 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the MetLife Aggregate Bond Index Portfolio as of December 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2022

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTII-34

Brighthouse Funds Trust II

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, 125 High Street, Suite 732, Boston, Massachusetts 02110. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present); until 2016, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	74	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	74	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield and Merel, Ltd.	74	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	74	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Mid-Con Energy Partners, LP (energy);** Trustee, SharesPost 100 Fund (closed-end fund).** Until 2020, Director, Gainsco, Inc. (auto insurance).**

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	74	Trustee, HSBC Funds.**

BHFTII-35

Brighthouse Funds Trust II

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor).	74	Director and Chairman of the Board of Directors, First Eagle Alternative Capital BDC, Inc.;** Director, First Eagle Credit Opportunities Fund;** Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	Private Investor; Until 2020, President, True North Board Governance, LLC (consulting).	74	Until 2020, Lead Independent Trustee, BMT Investment Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2021-present); formerly Senior Vice President, Brighthouse Investment Advisers, LLC (2017-2021).

Dina Lee (1970)	Secretary, of Trust I and Trust II	From December 2021 (Trust I and Trust II) to present	Executive Vice President, Chief Legal Officer, Brighthouse Investment Advisers, LLC (2021-present); formerly, Associate General Counsel, Neuberger Berman Investment Advisers LLC (2017-2021).

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2013-present); Head of Funds Compliance, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017).

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., an affiliate of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 29 BHF II Portfolios

BHFTII-36

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 30-December 1, 2021 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2022 through December 31, 2022.

The Board met with personnel of the Adviser on October 20-21, 2021 (the “October Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the October Meeting and the November Meeting are referred to collectively as, the “Meetings”). The Independent Trustees were advised by independent legal counsel throughout year, including during the contract renewal process, and met with independent legal counsel in executive sessions outside of the presence of management.

In considering the continuation of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of assisting the Board in the renewal process, along with various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled Board meetings. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process. The Board also reviewed information with respect to the effect of the ongoing COVID-19 pandemic on the operations of the Adviser and Sub-Advisers, and considered the Adviser’s assessments of the Sub-Advisers’ services and operations during the pandemic.

In considering the continuation of the Agreements, the Board also reviewed, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the October Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of the Sub-Advisory Agreements.

In approving the continuation of each Agreement, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs

BHFTII-37

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

and personnel, trading practices, compliance programs and personnel, risk management, and liquidity risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct regular and periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Board regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered, based on the information provided, each Sub-Adviser’s current level of staffing, business continuity plan and information security program, including in light of the ongoing COVID-19 pandemic and the work-from-home environment. The Board also considered the Sub-Adviser’s compensation program for its personnel and its overall resources. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background, and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, actions taken in response to regulatory developments, including SEC rulemaking, and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser had been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). The Board considered that Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver

BHFTII-38

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *  *  *

MetLife Aggregate Bond Index Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and MetLife Investment Management, LLC regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe and the average of its Morningstar Category for the one-, three-, and five-year periods ended June 30, 2021. The Board further considered that the Portfolio underperformed its benchmark, the Bloomberg U.S. Aggregate Bond Index, for the one-, three-, and five-year periods ended October 31, 2021, and the Board noted management’s explanation of the tracking error between the Portfolio and the Index. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.

The Board also considered that the Portfolio’s actual management fees were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board further considered that the Portfolio’s total expenses (exclusive of 12b-1 fees) were above the Expense Group median and below the Expense Universe median and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTII-39

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Managed By MetLife Investment Management, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2021, the Class A, B, E, and G shares of the MetLife Mid Cap Stock Index Portfolio returned 24.40%, 24.07%, 24.23%, and 24.01%, respectively. The Portfolio’s benchmark, the Standard & Poor’s (“S&P”) MidCap 400 Index¹, returned 24.76%.

MARKET ENVIRONMENT / CONDITIONS

During the year ended December 2021, equity markets rallied to record highs on optimism around the pace of the global economic recovery. Equity indexes were supported by accommodative central banks, better than expected macroeconomic data, increased mergers and acquisitions activity, and strong corporate earnings. Energy stocks benefited from climbing oil prices, as West Texas Intermediate crude traded over $80 per barrel during the fourth quarter, from $50 per barrel at the beginning of the year. Factors that weighed on the equity markets included concerns about the Federal Reserve raising interest rates sooner than expected due to rising inflation, the spread of the COVID-19 Omicron variant, supply chain disruptions, and rising bond yields.

During the year, the Federal Open Market Committee (the “FOMC”) met eight times and decided to maintain the target range for the Federal Funds Rate at 0.00%—0.25%. The FOMC stated that supply and demand imbalances related to the COVID-19 pandemic and the reopening of the economy had continued to contribute to elevated levels of inflation. The FOMC said it expected to maintain this target range until labor market conditions reach levels consistent with maximum employment.

Ten of the eleven sectors comprising the S&P MidCap 400 Index experienced positive returns for the year. Energy (1.2% beginning weight in the benchmark), up 66.8%; Real Estate (9.0% beginning weight), up 35.6%; and Financials (15.1% beginning weight), up 33.1%, were the best-performing sectors. Communication Services (1.7% beginning weight), down 3.1%, was the worst-performing sector and the only sector with a negative return.

The stocks with the largest positive impact on the benchmark return for the year were Avis Budget Group, up 456.0%; Signature Bank, up 126.5%; and Builders FirstSource, up 110.0%. The stocks with the largest negative impact were SunRun, down 50.6%; Boston Beer, down 49.2%; and Amedisys, down 44.8%.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio is managed utilizing a full replication strategy versus the S&P MidCap 400 Index. This strategy seeks to replicate the performance of the Index by owning all of the components of the Index at their respective Index capitalization weights. The Portfolio is periodically rebalanced for compositional changes in the S&P MidCap 400 Index. Factors that impact tracking error include transaction costs, cash drag, securities lending, NAV rounding, and contributions & withdrawals.

Stacey Lituchy

Norman Hu

Mirsad Usejnoski

Portfolio Managers

MetLife Investment Management, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The S&P MidCap 400 Index is an unmanaged index designed to measure the performance of 400 mid-sized U.S. companies, reflecting the distinctive risk and return characteristics of this market segment.

BHFTII-1

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

A $10,000 INVESTMENT COMPARED TO THE S&P MIDCAP 400 INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2021

	1 Year	5 Year	10 Year
MetLife Mid Cap Stock Index Portfolio
Class A	24.40	12.81	13.93
Class B	24.07	12.52	13.64
Class E	24.23	12.65	13.76
Class G	24.01	12.47	13.59
S&P MidCap 400 Index	24.76	13.09	14.20

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2021

Top Holdings

% of Net Assets
SPDR S&P MidCap 400 ETF Trust	1.5
Molina Healthcare, Inc.	0.7
Camden Property Trust	0.7
Builders FirstSource, Inc.	0.6
Trex Co., Inc.	0.6
Masimo Corp.	0.6
Medical Properties Trust, Inc.	0.6
Nordson Corp.	0.5
Cognex Corp.	0.5
Graco, Inc.	0.5

Top Sectors

% of Net Assets
Industrials	18.5
Consumer Discretionary	15.0
Financials	14.8
Information Technology	14.0
Real Estate	10.1
Health Care	9.6
Materials	6.4
Consumer Staples	3.3
Utilities	3.3
Energy	2.0

BHFTII-2

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2021 through December 31, 2021.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MetLife Mid Cap Stock Index Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period** July 1, 2021 to December 31, 2021
Class A (a)	Actual	0.30%	$1,000.00	$1,059.40	$1.56
	Hypothetical*	0.30%	$1,000.00	$1,023.69	$1.53

Class B (a)	Actual	0.55%	$1,000.00	$1,057.70	$2.85
	Hypothetical*	0.55%	$1,000.00	$1,022.43	$2.80

Class E (a)	Actual	0.45%	$1,000.00	$1,058.60	$2.33
	Hypothetical*	0.45%	$1,000.00	$1,022.94	$2.29

Class G (a)	Actual	0.60%	$1,000.00	$1,057.80	$3.11
	Hypothetical*	0.60%	$1,000.00	$1,022.18	$3.06

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTII-3

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of December 31, 2021

Common Stocks—97.1% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—0.9%
Axon Enterprise, Inc. (a)	31,828	$4,996,996
Curtiss-Wright Corp.	19,016	2,636,949
Hexcel Corp. (a) (b)	40,656	2,105,981
Mercury Systems, Inc. (a)	27,451	1,511,452

		11,251,378

Air Freight & Logistics—0.4%
GXO Logistics, Inc. (a)	47,779	4,339,767

Airlines—0.2%
JetBlue Airways Corp. (a) (c)	154,122	2,194,697

Auto Components—1.7%
Adient plc (a)	45,659	2,186,153
Dana, Inc.	69,897	1,595,050
Fox Factory Holding Corp. (a) (b)	20,404	3,470,720
Gentex Corp.	114,620	3,994,507
Goodyear Tire & Rubber Co. (The) (a)	136,166	2,903,059
Lear Corp. (b)	28,891	5,285,608
Visteon Corp. (a) (b)	13,568	1,507,948

		20,943,045

Automobiles—0.5%
Harley-Davidson, Inc. (b)	74,570	2,810,543
Thor Industries, Inc. (b)	26,911	2,792,555

		5,603,098

Banks—6.1%
Associated Banc-Corp.	72,727	1,642,903
Bank of Hawaii Corp.	19,616	1,643,036
Bank OZK	58,582	2,725,820
Cadence Bank	94,958	2,828,799
Cathay General Bancorp	37,423	1,608,815
CIT Group, Inc.	48,059	2,467,349
Commerce Bancshares, Inc. (b)	53,791	3,697,593
Cullen/Frost Bankers, Inc.	27,481	3,464,530
East West Bancorp, Inc.	68,770	5,410,824
First Financial Bankshares, Inc. (b)	62,139	3,159,147
First Horizon National Corp.	262,054	4,279,342
FNB Corp. (b)	154,556	1,874,764
Fulton Financial Corp.	78,170	1,328,890
Glacier Bancorp, Inc.	52,567	2,980,549
Hancock Whitney Corp.	42,077	2,104,692
Home BancShares, Inc.	73,049	1,778,743
International Bancshares Corp.	25,795	1,093,450
PacWest Bancorp	56,824	2,566,740
Pinnacle Financial Partners, Inc.	36,896	3,523,568
Prosperity Bancshares, Inc.	44,664	3,229,207
Sterling Bancorp	93,385	2,408,399
Synovus Financial Corp.	70,516	3,375,601
Texas Capital Bancshares, Inc. (a)	24,525	1,477,631
UMB Financial Corp.	20,857	2,213,136
Umpqua Holdings Corp.	104,977	2,019,758
United Bankshares, Inc.	66,065	2,396,838
Valley National Bancorp	197,215	2,711,706

Banks—(Continued)
Webster Financial Corp.	43,900	2,451,376
Wintrust Financial Corp. (b)	27,626	2,508,993

		74,972,199

Beverages—0.2%
Boston Beer Co., Inc. (The) - Class A (a)	4,550	2,298,205

Biotechnology—1.4%
Arrowhead Pharmaceuticals, Inc. (a)	50,525	3,349,807
Exelixis, Inc. (a)	153,330	2,802,872
Halozyme Therapeutics, Inc. (a) (b)	68,227	2,743,408
Neurocrine Biosciences, Inc. (a)	45,974	3,915,606
United Therapeutics Corp. (a)	21,826	4,716,162

		17,527,855

Building Products—2.8%
Builders FirstSource, Inc. (a)	92,804	7,954,231
Carlisle Cos., Inc.	25,338	6,286,864
Lennox International, Inc.	16,313	5,291,285
Owens Corning	48,697	4,407,078
Simpson Manufacturing Co., Inc. (b)	21,052	2,927,702
Trex Co., Inc. (a)	55,787	7,532,919

		34,400,079

Capital Markets—2.0%
Affiliated Managers Group, Inc.	19,700	3,240,847
Evercore, Inc. - Class A	18,909	2,568,788
Federated Hermes, Inc. (b)	46,931	1,763,667
Interactive Brokers Group, Inc. - Class A	42,342	3,362,802
Janus Henderson Group plc (b)	82,667	3,467,054
Jefferies Financial Group, Inc.	95,201	3,693,799
SEI Investments Co.	51,361	3,129,939
Stifel Financial Corp.	50,453	3,552,900

		24,779,796

Chemicals—2.6%
Ashland Global Holdings, Inc. (b)	27,372	2,946,869
Avient Corp.	44,337	2,480,655
Cabot Corp.	27,490	1,544,938
Chemours Co. (The)	78,973	2,650,334
Ingevity Corp. (a)	19,038	1,365,025
Minerals Technologies, Inc.	16,134	1,180,202
NewMarket Corp.	3,348	1,147,427
Olin Corp.	69,512	3,998,330
RPM International, Inc. (b)	62,862	6,349,062
Scotts Miracle-Gro Co. (The) (b)	19,741	3,178,301
Sensient Technologies Corp.	20,366	2,037,822
Valvoline, Inc.	87,599	3,266,567

		32,145,532

Commercial Services & Supplies—1.5%
Brink’s Co. (The) (b)	23,820	1,561,877
Clean Harbors, Inc. (a)	24,259	2,420,320
IAA, Inc. (a)	65,348	3,307,916

See accompanying notes to financial statements.

BHFTII-4

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of December 31, 2021

Common Stocks—(Continued)

Security Description	Shares	Value

Commercial Services & Supplies—(Continued)
MillerKnoll, Inc.	36,721	$1,439,096
MSA Safety, Inc. (b)	17,670	2,667,463
Stericycle, Inc. (a) (b)	44,518	2,655,054
Tetra Tech, Inc.	26,204	4,449,439

		18,501,165

Communications Equipment—0.9%
Ciena Corp. (a)	75,080	5,778,908
Lumentum Holdings, Inc. (a)	35,037	3,705,863
ViaSat, Inc. (a) (b)	35,591	1,585,223

		11,069,994

Construction & Engineering—1.4%
AECOM (a)	69,814	5,400,113
Dycom Industries, Inc. (a)	14,621	1,370,865
EMCOR Group, Inc.	25,866	3,295,070
Fluor Corp. (a)	68,530	1,697,488
MasTec, Inc. (a)	27,727	2,558,647
Valmont Industries, Inc.	10,286	2,576,643

		16,898,826

Construction Materials—0.3%
Eagle Materials, Inc.	19,711	3,281,093

Consumer Finance—0.6%
FirstCash Holdings, Inc.	19,433	1,453,783
FirstCash, Inc.	161	12,044
Navient Corp.	78,106	1,657,409
PROG Holdings, Inc.	27,486	1,239,893
SLM Corp.	142,077	2,794,655

		7,157,784

Containers & Packaging—0.8%
AptarGroup, Inc.	31,901	3,907,234
Greif, Inc. - Class A	12,867	776,781
Silgan Holdings, Inc.	40,664	1,742,046
Sonoco Products Co.	47,650	2,758,459

		9,184,520

Diversified Consumer Services—0.9%
Graham Holdings Co. - Class B (b)	1,934	1,218,091
Grand Canyon Education, Inc. (a) (b)	19,420	1,664,488
H&R Block, Inc. (b)	85,112	2,005,239
Service Corp. International	79,918	5,673,379

		10,561,197

Diversified Financial Services—0.3%
Voya Financial, Inc.	53,790	3,566,815

Diversified Telecommunication Services—0.2%
Iridium Communications, Inc. (a)	64,066	2,645,285

Electric Utilities—1.0%
ALLETE, Inc.	25,477	1,690,399

Electric Utilities—(Continued)
Hawaiian Electric Industries, Inc.	52,973	2,198,379
IDACORP, Inc.	24,481	2,773,942
OGE Energy Corp.	97,007	3,723,129
PNM Resources, Inc.	41,596	1,897,194

		12,283,043

Electrical Equipment—2.0%
Acuity Brands, Inc.	16,925	3,583,361
EnerSys	20,301	1,604,997
Hubbell, Inc.	26,369	5,491,872
nVent Electric plc	81,529	3,098,102
Regal Rexnord Corp. (b)	32,837	5,588,201
Sunrun, Inc. (a) (b)	100,317	3,440,873
Vicor Corp. (a)	10,393	1,319,703

		24,127,109

Electronic Equipment, Instruments & Components—3.2%
Arrow Electronics, Inc. (a)	33,743	4,530,673
Avnet, Inc.	48,084	1,982,503
Belden, Inc.	21,758	1,430,153
Cognex Corp.	85,679	6,662,399
Coherent, Inc. (a)	11,890	3,169,161
II-VI, Inc. (a) (b)	51,436	3,514,622
Jabil, Inc.	69,462	4,886,652
Littelfuse, Inc.	11,937	3,756,335
National Instruments Corp.	63,911	2,790,993
SYNNEX Corp.	20,006	2,287,886
Vishay Intertechnology, Inc.	64,313	1,406,525
Vontier Corp.	81,928	2,517,648

		38,935,550

Energy Equipment & Services—0.4%
ChampionX Corp. (a)	97,925	1,979,064
NOV, Inc.	189,334	2,565,476

		4,544,540

Entertainment—0.1%
World Wrestling Entertainment, Inc. - Class A (b)	21,670	1,069,198

Equity Real Estate Investment Trusts—9.5%
American Campus Communities, Inc.	67,437	3,863,466
Apartment Income REIT Corp.	76,077	4,159,130
Brixmor Property Group, Inc.	143,924	3,657,109
Camden Property Trust	49,526	8,849,306
Corporate Office Properties Trust	54,434	1,522,519
Cousins Properties, Inc.	72,056	2,902,416
CyrusOne, Inc.	61,503	5,518,049
Douglas Emmett, Inc.	85,042	2,848,907
EastGroup Properties, Inc.	19,716	4,492,291
EPR Properties	36,251	1,721,560
First Industrial Realty Trust, Inc.	63,140	4,179,868
Healthcare Realty Trust, Inc.	71,500	2,262,260
Highwoods Properties, Inc.	50,585	2,255,585
Hudson Pacific Properties, Inc.	73,892	1,825,871
JBG SMITH Properties	55,322	1,588,295

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of December 31, 2021

Common Stocks—(Continued)

Security Description	Shares	Value

Equity Real Estate Investment Trusts—(Continued)
Kilroy Realty Corp.	50,795	$3,375,836
Kite Realty Group Trust (b)	106,139	2,311,707
Lamar Advertising Co. - Class A	42,074	5,103,576
Life Storage, Inc.	39,749	6,088,752
Macerich Co. (The) (b)	103,241	1,784,004
Medical Properties Trust, Inc.	288,974	6,828,456
National Retail Properties, Inc. (b)	85,106	4,091,045
National Storage Affiliates Trust	39,710	2,747,932
Omega Healthcare Investors, Inc. (b)	115,809	3,426,788
Park Hotels & Resorts, Inc. (a)	114,600	2,163,648
Pebblebrook Hotel Trust (b)	63,669	1,424,275
Physicians Realty Trust	106,754	2,010,178
PotlatchDeltic Corp.	32,518	1,958,234
PS Business Parks, Inc.	9,747	1,795,105
Rayonier, Inc. (b)	69,373	2,799,894
Rexford Industrial Realty, Inc.	73,412	5,954,447
Sabra Health Care REIT, Inc.	110,820	1,500,503
SL Green Realty Corp. (b)	32,336	2,318,491
Spirit Realty Capital, Inc.	59,760	2,879,834
STORE Capital Corp.	118,927	4,091,089
Urban Edge Properties	53,360	1,013,840

		117,314,266

Food & Staples Retailing—1.2%
BJ’s Wholesale Club Holdings, Inc. (a) (b)	66,171	4,431,472
Casey’s General Stores, Inc.	17,980	3,548,353
Grocery Outlet Holding Corp. (a) (b)	42,343	1,197,460
Performance Food Group Co. (a)	74,783	3,431,792
Sprouts Farmers Market, Inc. (a) (b)	54,402	1,614,651

		14,223,728

Food Products—1.7%
Darling Ingredients, Inc. (a)	78,414	5,433,306
Flowers Foods, Inc.	96,298	2,645,306
Hain Celestial Group, Inc. (The) (a) (b)	45,011	1,917,919
Ingredion, Inc.	32,244	3,116,060
Lancaster Colony Corp.	9,606	1,590,754
Pilgrim’s Pride Corp. (a)	23,617	665,999
Post Holdings, Inc. (a)	28,369	3,198,037
Sanderson Farms, Inc.	10,281	1,964,494

		20,531,875

Gas Utilities—1.2%
National Fuel Gas Co. (b)	44,188	2,825,381
New Jersey Resources Corp.	46,733	1,918,857
ONE Gas, Inc. (b)	25,969	2,014,935
Southwest Gas Holdings, Inc. (a)	29,263	2,049,873
Spire, Inc.	25,046	1,633,500
UGI Corp.	101,331	4,652,106

		15,094,652

Health Care Equipment & Supplies—3.2%
Envista Holdings Corp. (a) (b)	78,201	3,523,737
Globus Medical, Inc. - Class A (a)	38,304	2,765,549
Haemonetics Corp. (a)	24,766	1,313,589

Health Care Equipment & Supplies—(Continued)
ICU Medical, Inc. (a)	9,675	2,296,265
Integra LifeSciences Holdings Corp. (a) (b)	35,300	2,364,747
LivaNova plc (a)	25,793	2,255,082
Masimo Corp. (a)	24,621	7,208,536
Neogen Corp. (a)	52,092	2,365,498
NuVasive, Inc. (a)	25,071	1,315,726
Penumbra, Inc. (a) (b)	17,019	4,889,899
Quidel Corp. (a) (b)	18,379	2,480,981
STAAR Surgical Co. (a)	23,067	2,106,017
Tandem Diabetes Care, Inc. (a) (b)	30,789	4,634,360

		39,519,986

Health Care Providers & Services—2.9%
Acadia Healthcare Co., Inc. (a) (b)	43,584	2,645,549
Amedisys, Inc. (a)	15,799	2,557,542
Chemed Corp.	7,461	3,947,167
Encompass Health Corp.	48,215	3,146,511
HealthEquity, Inc. (a)	40,469	1,790,349
LHC Group, Inc. (a)	15,348	2,106,206
Molina Healthcare, Inc. (a)	28,302	9,002,300
Option Care Health, Inc. (a)	67,120	1,908,893
Patterson Cos., Inc.	41,975	1,231,966
Progyny, Inc. (a) (b)	33,744	1,699,010
R1 RCM, Inc. (a)	64,574	1,645,991
Tenet Healthcare Corp. (a)	51,914	4,240,855

		35,922,339

Hotels, Restaurants & Leisure—2.9%
Boyd Gaming Corp. (a)	39,744	2,606,014
Choice Hotels International, Inc.	15,906	2,481,177
Churchill Downs, Inc.	16,683	4,018,935
Cracker Barrel Old Country Store, Inc.	11,394	1,465,724
Jack in the Box, Inc. (b)	10,502	918,715
Marriott Vacations Worldwide Corp.	20,642	3,488,085
Papa John’s International, Inc.	15,684	2,093,343
Scientific Games Corp. - Class A (a) (b)	46,770	3,125,639
Six Flags Entertainment Corp. (a)	37,501	1,596,793
Texas Roadhouse, Inc.	33,751	3,013,289
Travel and Leisure Co.	41,821	2,311,447
Wendy’s Co. (The)	85,537	2,040,057
Wingstop, Inc. (b)	14,454	2,497,651
Wyndham Hotels & Resorts, Inc.	45,155	4,048,146

		35,705,015

Household Durables—1.9%
Helen of Troy, Ltd. (a)	11,693	2,858,587
KB Home	41,534	1,857,816
Leggett & Platt, Inc. (b)	64,636	2,660,418
Taylor Morrison Home Corp. (a)	59,554	2,082,008
Tempur Sealy International, Inc.	93,292	4,387,523
Toll Brothers, Inc.	55,446	4,013,736
TopBuild Corp. (a)	15,956	4,402,420
TRI Pointe Group, Inc. (a)	53,858	1,502,099

		23,764,607

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of December 31, 2021

Common Stocks—(Continued)

Security Description	Shares	Value

Household Products—0.1%
Energizer Holdings, Inc. (b)	30,483	$1,222,368

Insurance—3.6%
Alleghany Corp. (a)	6,639	4,432,130
American Financial Group, Inc.	32,057	4,402,067
Brighthouse Financial, Inc. (a) (d)	38,681	2,003,676
CNO Financial Group, Inc.	59,759	1,424,654
First American Financial Corp. (b)	53,194	4,161,367
Hanover Insurance Group, Inc. (The)	17,243	2,259,868
Kemper Corp.	28,996	1,704,675
Kinsale Capital Group, Inc.	10,395	2,472,866
Mercury General Corp.	12,880	683,413
Old Republic International Corp.	138,365	3,401,012
Primerica, Inc.	19,137	2,933,128
Reinsurance Group of America, Inc.	32,760	3,586,892
RenaissanceRe Holdings, Ltd. (b)	22,302	3,776,398
RLI Corp.	19,295	2,162,969
Selective Insurance Group, Inc.	29,137	2,387,486
Unum Group	99,080	2,434,396

		44,226,997

Interactive Media & Services—0.4%
TripAdvisor, Inc. (a) (b)	48,001	1,308,507
Yelp, Inc. (a)	33,261	1,205,379
Ziff Davis, Inc. (a)	23,368	2,590,576

		5,104,462

IT Services—1.9%
Alliance Data Systems Corp.	24,126	1,606,068
Concentrix Corp.	20,791	3,713,688
Genpact, Ltd.	83,844	4,450,440
Kyndryl Holdings, Inc. (a) (b)	86,811	1,571,279
LiveRamp Holdings, Inc. (a)	32,998	1,582,254
MAXIMUS, Inc.	29,790	2,373,369
Sabre Corp. (a) (b)	156,741	1,346,405
Western Union Co. (The) (b)	194,817	3,475,535
WEX, Inc. (a)	21,720	3,049,271

		23,168,309

Leisure Products—1.3%
Brunswick Corp.	37,361	3,763,374
Callaway Golf Co. (a)	56,791	1,558,345
Mattel, Inc. (a)	169,779	3,660,435
Polaris, Inc. (b)	27,643	3,038,242
YETI Holdings, Inc. (a) (b)	42,472	3,517,956

		15,538,352

Life Sciences Tools & Services—1.5%
Bruker Corp.	49,241	4,131,813
Medpace Holdings, Inc. (a)	13,933	3,032,378
Repligen Corp. (a) (b)	24,918	6,599,283
Syneos Health, Inc. (a)	50,250	5,159,670

		18,923,144

Machinery—4.9%
AGCO Corp.	29,738	3,450,203
Colfax Corp. (a)	65,258	2,999,910
Crane Co.	24,191	2,460,950
Donaldson Co., Inc.	59,895	3,549,378
Flowserve Corp.	63,129	1,931,747
Graco, Inc.	82,368	6,640,508
ITT, Inc.	41,483	4,239,148
Kennametal, Inc.	40,535	1,455,612
Lincoln Electric Holdings, Inc.	28,616	3,991,074
Middleby Corp. (The) (a) (b)	26,957	5,304,059
Nordson Corp.	26,192	6,686,032
Oshkosh Corp.	33,262	3,748,960
Terex Corp.	33,826	1,486,653
Timken Co. (The)	33,454	2,318,028
Toro Co. (The)	51,585	5,153,857
Trinity Industries, Inc.	39,637	1,197,037
Woodward, Inc.	30,552	3,344,222

		59,957,378

Marine—0.1%
Kirby Corp. (a) (b)	29,130	1,730,905

Media—0.9%
Cable One, Inc.	2,403	4,237,570
John Wiley & Sons, Inc. - Class A	21,104	1,208,626
New York Times Co. (The) - Class A	80,975	3,911,092
TEGNA, Inc.	107,235	1,990,282

		11,347,570

Metals & Mining—2.5%
Alcoa Corp.	90,672	5,402,238
Cleveland-Cliffs, Inc. (a) (b)	220,539	4,801,134
Commercial Metals Co.	58,439	2,120,751
Compass Minerals International, Inc. (b)	16,495	842,565
Reliance Steel & Aluminum Co.	30,364	4,925,648
Royal Gold, Inc.	31,808	3,346,520
Steel Dynamics, Inc.	91,363	5,670,901
United States Steel Corp.	130,958	3,118,110
Worthington Industries, Inc. (b)	15,676	856,850

		31,084,717

Multi-Utilities—0.5%
Black Hills Corp.	30,928	2,182,589
MDU Resources Group, Inc.	98,546	3,039,159
NorthWestern Corp.	25,516	1,458,494

		6,680,242

Multiline Retail—0.8%
Kohl’s Corp.	72,950	3,603,000
Macy’s, Inc.	150,087	3,929,278
Nordstrom, Inc. (a) (b)	53,911	1,219,467
Ollie’s Bargain Outlet Holdings, Inc. (a) (b)	29,326	1,501,198

		10,252,943

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of December 31, 2021

Common Stocks—(Continued)

Security Description	Shares	Value

Oil, Gas & Consumable Fuels—1.7%
Antero Midstream Corp.	157,355	$1,523,196
CNX Resources Corp. (a)	102,350	1,407,313
DTE Midstream LLC (a)	46,877	2,249,158
EQT Corp. (a)	146,527	3,195,754
Equitrans Midstream Corp.	197,019	2,037,176
HollyFrontier Corp. (b)	72,447	2,374,813
Murphy Oil Corp. (b)	70,361	1,837,126
Targa Resources Corp.	110,962	5,796,655

		20,421,191

Paper & Forest Products—0.3%
Louisiana-Pacific Corp.	42,640	3,340,844

Personal Products—0.2%
Coty, Inc. - Class A (a) (b)	162,624	1,707,552
Nu Skin Enterprises, Inc. - Class A (b)	24,144	1,225,308

		2,932,860

Pharmaceuticals—0.5%
Jazz Pharmaceuticals plc (a)	29,789	3,795,119
Perrigo Co. plc (b)	64,828	2,521,809

		6,316,928

Professional Services—1.5%
ASGN, Inc. (a)	25,248	3,115,603
CACI International, Inc. - Class A (a)	11,305	3,043,419
FTI Consulting, Inc. (a)	16,617	2,549,380
Insperity, Inc.	17,352	2,049,445
KBR, Inc. (b)	67,983	3,237,351
ManpowerGroup, Inc.	26,285	2,558,319
Science Applications International Corp.	27,897	2,331,910

		18,885,427

Real Estate Management & Development—0.5%
Jones Lang LaSalle, Inc. (a)	24,458	6,587,518

Road & Rail—1.9%
Avis Budget Group, Inc. (a) (b)	19,423	4,027,747
Knight-Swift Transportation Holdings, Inc.	80,424	4,901,039
Landstar System, Inc.	18,468	3,306,141
Ryder System, Inc.	26,020	2,144,829
Saia, Inc. (a)	12,764	4,301,851
Werner Enterprises, Inc.	29,495	1,405,732
XPO Logistics, Inc. (a)	47,807	3,701,696

		23,789,035

Semiconductors & Semiconductor Equipment—4.2%
Amkor Technology, Inc.	48,585	1,204,422
Azenta, Inc. (b)	36,029	3,714,950
Cirrus Logic, Inc. (a)	27,689	2,547,942
CMC Materials, Inc.	13,775	2,640,530
First Solar, Inc. (a)	47,920	4,176,707
Lattice Semiconductor Corp. (a)	66,363	5,113,933
MKS Instruments, Inc.	26,876	4,680,993
Power Integrations, Inc.	29,238	2,715,918

Semiconductors & Semiconductor Equipment—(Continued)
Semtech Corp. (a)	31,207	2,775,238
Silicon Laboratories, Inc. (a) (b)	19,475	4,020,029
SiTime Corp. (a)	7,264	2,125,011
SunPower Corp. (a) (b)	40,239	839,788
Synaptics, Inc. (a) (b)	19,032	5,509,954
Universal Display Corp. (b)	21,011	3,467,445
Wolfspeed, Inc. (a) (b)	56,162	6,277,227

		51,810,087

Software—3.7%
ACI Worldwide, Inc. (a)	56,974	1,976,998
Aspen Technology, Inc. (a)	32,430	4,935,846
Blackbaud, Inc. (a) (b)	20,078	1,585,760
CDK Global, Inc.	57,346	2,393,622
Cerence, Inc. (a) (b)	18,418	1,411,555
CommVault Systems, Inc. (a)	22,054	1,519,962
Digital Turbine, Inc. (a) (b)	42,611	2,598,845
Envestnet, Inc. (a) (b)	26,481	2,101,002
Fair Isaac Corp. (a)	13,258	5,749,597
Manhattan Associates, Inc. (a)	30,667	4,768,412
Mimecast, Ltd. (a)	29,923	2,380,973
NCR Corp. (a) (b)	63,968	2,571,513
Paylocity Holding Corp. (a)	19,200	4,534,272
Qualys, Inc. (a)	16,181	2,220,357
SailPoint Technologies Holding, Inc. (a) (b)	45,196	2,184,775
Teradata Corp. (a)	52,580	2,233,073

		45,166,562

Specialty Retail—3.2%
American Eagle Outfitters, Inc. (b)	74,350	1,882,542
AutoNation, Inc. (a)	19,374	2,263,852
Dick’s Sporting Goods, Inc. (b)	31,447	3,616,090
Five Below, Inc. (a)	27,149	5,616,857
Foot Locker, Inc. (b)	43,766	1,909,511
GameStop Corp. - Class A (a) (b)	30,026	4,455,558
Lithia Motors, Inc. - Class A	14,674	4,357,444
Murphy USA, Inc. (b)	11,429	2,277,114
RH (a)	8,406	4,505,112
Urban Outfitters, Inc. (a)	31,937	937,670
Victoria’s Secret & Co. (a) (b)	35,111	1,950,065
Williams-Sonoma, Inc. (b)	36,039	6,095,276

		39,867,091

Technology Hardware, Storage & Peripherals—0.1%
Xerox Holdings Corp.	66,612	1,508,096

Textiles, Apparel & Luxury Goods—1.8%
Capri Holdings, Ltd. (a)	72,914	4,732,848
Carter’s, Inc.	20,483	2,073,289
Columbia Sportswear Co.	16,751	1,632,217
Crocs, Inc. (a)	28,518	3,656,578
Deckers Outdoor Corp. (a) (c)	13,302	4,872,656
Hanesbrands, Inc. (b)	169,229	2,829,509
Skechers USA, Inc. - Class A (a)	65,375	2,837,275

		22,634,372

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of December 31, 2021

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Thrifts & Mortgage Finance—0.7%
Essent Group, Ltd.	53,516	$2,436,583
MGIC Investment Corp.	157,781	2,275,202
New York Community Bancorp, Inc. (b)	225,355	2,751,585
Washington Federal, Inc.	31,570	1,053,807

		8,517,177

Trading Companies & Distributors—0.9%
GATX Corp. (b)	17,204	1,792,485
MSC Industrial Direct Co., Inc. - Class A	22,689	1,907,237
Univar Solutions, Inc. (a)	82,848	2,348,741
Watsco, Inc.	16,005	5,007,644

		11,056,107

Water Utilities—0.5%
Essential Utilities, Inc. (b)	111,459	5,984,234

Total Common Stocks (Cost $771,407,858)		1,194,413,154

Mutual Funds—1.5%

Investment Companies—1.5%
SPDR S&P MidCap 400 ETF Trust (b) (Cost $18,149,789)	36,300	18,791,784

Short-Term Investments—1.4%

U.S. Treasury—1.4%
U.S. Treasury Bills
0.035%, 02/24/22 (e)	14,300,000	14,299,432
0.040%, 01/25/22 (e)	2,550,000	2,549,971

Total Short-Term Investments (Cost $16,849,187)		16,849,403

Securities Lending Reinvestments (f)—11.3%

Certificates of Deposit—3.0%
Bank of Montreal 0.300%, 06/02/22	4,000,000	4,000,252
Bank of Nova Scotia 0.320%, 06/07/22	2,000,000	2,000,244
Barclays Bank plc 0.180%, 04/07/22	5,000,000	4,999,285
Cooperatieve Rabobank UA 0.170%, 03/18/22	5,000,000	4,999,650
Credit Industriel et Commercial Zero Coupon, 04/14/22	3,000,000	2,997,960
Goldman Sachs Bank USA 0.170%, 02/04/22	5,000,000	5,000,175
Mitsubishi UFJ Trust International Ltd. Zero Coupon, 03/15/22	1,000,000	999,580
MUFG Bank Ltd. 0.150%, 01/11/22	2,000,000	2,000,030

Certificates of Deposit—(Continued)
Nationwide Building Society Zero Coupon, 01/04/22	4,000,000	3,999,920
Oversea-Chinese Banking Corp., Ltd. Zero Coupon, 04/14/22	700,000	699,524
0.240%, 3M LIBOR + 0.020%, 03/25/22 (g)	2,000,000	2,000,002
Sumitomo Mitsui Trust Bank, Ltd. Zero Coupon, 04/19/22	3,000,000	2,997,840

		36,694,462

Commercial Paper—0.6%
Macquarie Bank Ltd. 0.270%, 03/07/22	3,000,000	2,998,488
Old Line Funding LLC 0.220%, 03/02/22	2,000,000	1,999,114
UBS AG 0.240%, 03/30/22	3,000,000	2,997,105

		7,994,707

Repurchase Agreements—6.5%
Barclays Bank plc Repurchase Agreement dated 12/31/21 at 0.350%, due on 02/04/22 with a maturity value of $5,001,701; collateralized by various Common Stock with an aggregate market value of $5,556,750.	5,000,000	5,000,000
Barclays Capital, Inc. Repurchase Agreement dated 12/31/21 at 0.010%, due on 01/03/22 with a maturity value of $6,842,257; collateralized by U.S. Treasury Obligations at 0.000%, maturity dates ranging from 02/15/22 - 11/15/51, and an aggregate market value of $6,979,097.	6,842,251	6,842,251
BofA Securities, Inc.
Repurchase Agreement dated 12/31/21 at 0.190%, due on 01/04/22 with a maturity value of $5,000,106; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 4.500%, maturity dates ranging from 02/15/22 - 02/15/45, and various Common Stock with an aggregate market value of $5,156,705.	4,000,000	4,000,000
Repurchase Agreement dated 12/31/21 at 0.350%, due on 02/04/22 with a maturity value of $5,001,701; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 4.375%, maturity dates ranging from 01/15/22 - 11/15/43, and various Common Stock with an aggregate market value of $5,169,123.	5,000,000	5,000,000
Citigroup Global Markets, Inc.
Repurchase Agreement dated 12/31/21 at 0.420%, due on 02/04/22 with a maturity value of $2,000,817; collateralized by various Common Stock with an aggregate market value of $2,200,000.	2,000,000	2,000,000
Repurchase Agreement dated 12/31/21 at 0.420%, due on 02/04/22 with a maturity value of $5,002,042; collateralized by U.S. Treasury Obligations at 0.125%, maturing 10/15/25, and various Common Stock with an aggregate market value of $5,490,690.	5,000,000	5,000,000

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of December 31, 2021

Securities Lending Reinvestments (f)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
Deutsche Bank AG, London Repurchase Agreement dated 12/31/21 at 0.150%, due on 01/03/22 with a maturity value of $600,008; collateralized by Foreign Obligations with rates ranging from 0.375% - 1.875%, maturity dates ranging from 04/14/22 - 11/16/23, and an aggregate market value of $612,010.	600,000	$600,000
ING Financial Markets LLC Repurchase Agreement dated 12/31/21 at 0.030%, due on 01/03/22 with a maturity value of $5,000,013; collateralized by U.S. Government Agency Obligations with rates ranging from 0.110% - 4.300%, maturity dates ranging from 01/05/22 - 02/15/61, and an aggregate market value of $5,100,009.	5,000,000	5,000,000
National Bank of Canada
Repurchase Agreement dated 12/31/21 at 0.070%, due on 01/07/22 with a maturity value of $8,500,116; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 5.250%, maturity dates ranging from 01/31/22 - 11/15/51, and an aggregate market value of $8,673,682.	8,500,000	8,500,000
Repurchase Agreement dated 12/31/21 at 0.200%, due on 01/07/22 with a maturity value of $11,100,432; collateralized by various Common Stock with an aggregate market value of $12,335,670.	11,100,000	11,100,000
NBC Global Finance, Ltd.
Repurchase Agreement dated 12/31/21 at 0.190%, due on 01/03/22 with a maturity value of $4,900,078; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 5.000%, maturity dates ranging from 04/30/22 - 02/15/49, and various Common Stock with an aggregate market value of $5,443,295.	4,900,000	4,900,000
Repurchase Agreement dated 12/31/21 at 0.235%, due on 01/07/22 with a maturity value of $3,400,155; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 5.000%, maturity dates ranging from 04/30/22 - 02/15/49, and various Common Stock with an aggregate market value of $3,776,980.	3,400,000	3,400,000
Repurchase Agreement dated 12/31/21 at 0.250%, due on 01/07/22 with a maturity value of $1,700,083; collateralized by U.S. Treasury Obligations with rates ranging from 0.139% - 2.250%, maturity dates ranging from 10/31/22 - 11/15/25, and various Common Stock with an aggregate market value of $1,889,057.	1,700,000	1,700,000
Societe Generale
Repurchase Agreement dated 12/31/21 at 0.050%, due on 01/03/22 with a maturity value of $5,000,021; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 2.750%, maturity dates ranging from 01/31/22 - 02/15/45, and an aggregate market value of $5,100,149.	5,000,000	5,000,000
Repurchase Agreement dated 12/31/21 at 0.170%, due on 01/03/22 with a maturity value of $5,000,071; collateralized by various Common Stock with an aggregate market value of $5,555,696.	5,000,000	5,000,000

Repurchase Agreements—(Continued)
Societe Generale
Repurchase Agreement dated 12/31/21 at 0.200%, due on 01/07/22 with a maturity value of $6,097,798; collateralized by various Common Stock with an aggregate market value of $6,775,238.	6,097,561	6,097,561
TD Prime Services LLC Repurchase Agreement dated 12/31/21 at 0.140%, due on 01/03/22 with a maturity value of $1,000,012; collateralized by various Common Stock with an aggregate market value of $1,105,365.	1,000,000	1,000,000

		80,139,812

Mutual Funds—1.2%
AB Government Money Market Portfolio, Institutional Class 0.010% (h)	5,000,000	5,000,000
STIT-Government & Agency Portfolio, Institutional Class 0.030% (h)	10,000,000	10,000,000

		15,000,000

Total Securities Lending Reinvestments (Cost $139,832,110)		139,828,981

Total Investments— 111.3% (Cost $946,238,944)		1,369,883,322
Other assets and liabilities (net)—(11.3)%		(139,462,682)

Net Assets—100.0%		$1,230,420,640

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2021, the market value of securities loaned was $137,070,530 and the collateral received consisted of cash in the amount of $139,823,516 and non-cash collateral with a value of $2,470,827. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	All or a portion of the security was pledged as collateral against open futures contracts. As of December 31, 2021, the market value of securities pledged was $3,632,170.
(d)	Affiliated Issuer. (See Note 8 of the Notes to Financial Statements for a summary of transactions in securities of affiliated issuers.)
(e)	The rate shown represents current yield to maturity.
(f)	Represents investment of cash collateral received from securities on loan as of December 31, 2021.
(g)	Variable or floating rate security. The stated rate represents the rate at December 31, 2021. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(h)	The rate shown represents the annualized seven-day yield as of December 31, 2021.

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of December 31, 2021

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Value/ Unrealized Appreciation/ (Depreciation)
S&P Midcap 400 Index E-Mini Futures	03/18/22	60	USD	17,026,200	$239,911

Glossary of Abbreviations

Currencies

(USD)—	United States Dollar

Index Abbreviations

(LIBOR)—	London Interbank Offered Rate

Other Abbreviations

(ETF)—	Exchange-Traded Fund
(REIT)—	Real Estate Investment Trust

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2021:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$1,194,413,154	$—	$—	$1,194,413,154
Total Mutual Funds*	18,791,784	—	—	18,791,784
Total Short-Term Investments*	—	16,849,403	—	16,849,403
Securities Lending Reinvestments
Certificates of Deposit	—	36,694,462	—	36,694,462
Commercial Paper	—	7,994,707	—	7,994,707
Repurchase Agreements	—	80,139,812	—	80,139,812
Mutual Funds	15,000,000	—	—	15,000,000
Total Securities Lending Reinvestments	15,000,000	124,828,981	—	139,828,981
Total Investments	$1,228,204,938	$141,678,384	$—	$1,369,883,322

Collateral for Securities Loaned (Liability)	$—	$(139,823,516)	$—	$(139,823,516)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$239,911	$—	$—	$239,911

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Statement of Assets and Liabilities

December 31, 2021

Assets
Investments at value (a) (b)	$1,367,879,646
Affiliated investments at value (c)	2,003,676
Cash	1,938
Receivable for:
Investments sold	2,849,285
Fund shares sold	115,641
Dividends	1,143,896
Variation margin on futures contracts	6,605
Prepaid expenses	3,544

Total Assets	1,374,004,231

Liabilities
Collateral for securities loaned	139,823,516
Payables for:
Fund shares redeemed	2,946,181
Accrued Expenses:
Management fees	251,465
Distribution and service fees	130,878
Deferred trustees’ fees	178,812
Other expenses	252,739

Total Liabilities	143,583,591

Net Assets	$1,230,420,640

Net Assets Consist of:
Paid in surplus	$628,884,416
Distributable earnings (Accumulated losses)	601,536,224

Net Assets	$1,230,420,640

Net Assets
Class A	$624,218,830
Class B	378,330,734
Class E	35,423,133
Class G	192,447,943
Capital Shares Outstanding*
Class A	28,007,229
Class B	17,336,267
Class E	1,607,478
Class G	8,913,941
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$22.29
Class B	21.82
Class E	22.04
Class G	21.59

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $944,827,686.
(b)	Includes securities loaned at value of $137,070,530.
(c)	Identified cost of affiliated investments was $1,411,258.

Statement of Operations

Year Ended December 31, 2021

Investment Income
Dividends	$15,359,738
Interest	4,527
Securities lending income	218,782

Total investment income	15,583,047

Expenses
Management fees	3,011,099
Administration fees	53,300
Custodian and accounting fees	104,651
Distribution and service fees—Class B	957,034
Distribution and service fees—Class E	53,058
Distribution and service fees—Class G	548,588
Audit and tax services	44,902
Legal	39,973
Trustees’ fees and expenses	51,036
Shareholder reporting	98,530
Insurance	8,091
Miscellaneous	159,642

Total expenses	5,129,904
Less management fee waiver	(45,444)

Net expenses	5,084,460

Net Investment Income	10,498,587

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on :
Investments	166,359,238
Affiliated investments	66,455
Futures contracts	3,371,805

Net realized gain (loss)	169,797,498

Net change in unrealized appreciation (depreciation) on:
Investments	77,565,875
Affiliated investments	612,137
Futures contracts	183,009

Net change in unrealized appreciation (depreciation)	78,361,021

Net realized and unrealized gain (loss)	248,158,519

Net Increase (Decrease) in Net Assets From Operations	$258,657,106

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2021	Year Ended December 31, 2020
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$10,498,587	$11,698,612
Net realized gain (loss)	169,797,498	57,431,750
Net change in unrealized appreciation (depreciation)	78,361,021	75,038,355

Increase (decrease) in net assets from operations	258,657,106	144,168,717

From Distributions to Shareholders
Class A	(34,746,740)	(38,774,037)
Class B	(21,638,582)	(26,620,895)
Class E	(2,027,108)	(2,343,469)
Class G	(10,317,316)	(11,474,534)

Total distributions	(68,729,746)	(79,212,935)

Increase (decrease) in net assets from capital share transactions	(84,723,597)	(15,310,127)

Total increase (decrease) in net assets	105,203,763	49,645,655

Net Assets
Beginning of period	1,125,216,877	1,075,571,222

End of period	$1,230,420,640	$1,125,216,877

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2021		Year Ended December 31, 2020
	Shares	Value	Shares	Value
Class A
Sales	2,025,222	$43,684,010	3,882,463	$57,273,936
Reinvestments	1,645,985	34,746,740	2,652,123	38,774,037
Redemptions	(4,771,622)	(102,252,964)	(6,366,715)	(101,815,272)

Net increase (decrease)	(1,100,415)	$(23,822,214)	167,871	$(5,767,299)

Class B
Sales	452,697	$9,467,818	1,699,979	$22,454,709
Reinvestments	1,045,342	21,638,582	1,853,823	26,620,895
Redemptions	(4,037,475)	(84,390,133)	(4,005,111)	(64,684,159)

Net increase (decrease)	(2,539,436)	$(53,283,733)	(451,309)	$(15,608,555)

Class E
Sales	61,594	$1,303,802	137,393	$1,974,726
Reinvestments	97,037	2,027,108	161,842	2,343,469
Redemptions	(310,418)	(6,561,257)	(380,946)	(6,087,946)

Net increase (decrease)	(151,787)	$(3,230,347)	(81,711)	$(1,769,751)

Class G
Sales	1,025,037	$21,233,902	1,566,504	$22,267,401
Reinvestments	503,775	10,317,316	806,929	11,474,534
Redemptions	(1,736,367)	(35,938,521)	(1,640,790)	(25,906,457)

Net increase (decrease)	(207,555)	$(4,387,303)	732,643	$7,835,478

Increase (decrease) derived from capital shares transactions		$(84,723,597)		$(15,310,127)

See accompanying notes to financial statements.

BHFTII-13

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$19.01	$18.27	$16.32	$20.24	$18.89

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.21	0.21	0.26	0.26	0.24
Net realized and unrealized gain (loss)	4.36	1.85	3.78	(2.24)	2.63

Total income (loss) from investment operations	4.57	2.06	4.04	(1.98)	2.87

Less Distributions
Distributions from net investment income	(0.24)	(0.24)	(0.26)	(0.26)	(0.27)
Distributions from net realized capital gains	(1.05)	(1.08)	(1.83)	(1.68)	(1.25)

Total distributions	(1.29)	(1.32)	(2.09)	(1.94)	(1.52)

Net Asset Value, End of Period	$22.29	$19.01	$18.27	$16.32	$20.24

Total Return (%) (b)	24.40	13.39	25.95	(11.30)	15.95

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.30	0.31	0.30	0.30	0.30
Net ratio of expenses to average net assets (%) (c)	0.29	0.31	0.30	0.30	0.29
Ratio of net investment income (loss) to average net assets (%)	1.00	1.33	1.44	1.34	1.26
Portfolio turnover rate (%)	33	31	24	25	23
Net assets, end of period (in millions)	$624.2	$553.3	$528.6	$442.2	$545.3

	Class B
	Year Ended December 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$18.64	$17.93	$16.05	$19.93	$18.63

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.16	0.17	0.21	0.21	0.19
Net realized and unrealized gain (loss)	4.26	1.82	3.71	(2.20)	2.59

Total income (loss) from investment operations	4.42	1.99	3.92	(1.99)	2.78

Less Distributions
Distributions from net investment income	(0.19)	(0.20)	(0.21)	(0.21)	(0.23)
Distributions from net realized capital gains	(1.05)	(1.08)	(1.83)	(1.68)	(1.25)

Total distributions	(1.24)	(1.28)	(2.04)	(1.89)	(1.48)

Net Asset Value, End of Period	$21.82	$18.64	$17.93	$16.05	$19.93

Total Return (%) (b)	24.07	13.15	25.57	(11.51)	15.63

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.55	0.56	0.55	0.55	0.55
Net ratio of expenses to average net assets (%) (c)	0.54	0.56	0.55	0.55	0.54
Ratio of net investment income (loss) to average net assets (%)	0.75	1.08	1.19	1.09	1.01
Portfolio turnover rate (%)	33	31	24	25	23
Net assets, end of period (in millions)	$378.3	$370.5	$364.5	$330.8	$427.0

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-14

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$18.81	$18.09	$16.17	$20.07	$18.75

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.18	0.19	0.23	0.23	0.21
Net realized and unrealized gain (loss)	4.31	1.82	3.75	(2.22)	2.61

Total income (loss) from investment operations	4.49	2.01	3.98	(1.99)	2.82

Less Distributions
Distributions from net investment income	(0.21)	(0.21)	(0.23)	(0.23)	(0.25)
Distributions from net realized capital gains	(1.05)	(1.08)	(1.83)	(1.68)	(1.25)

Total distributions	(1.26)	(1.29)	(2.06)	(1.91)	(1.50)

Net Asset Value, End of Period	$22.04	$18.81	$18.09	$16.17	$20.07

Total Return (%) (b)	24.23	13.21	25.77	(11.44)	15.80

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.45	0.46	0.45	0.45	0.45
Net ratio of expenses to average net assets (%) (c)	0.44	0.46	0.45	0.45	0.44
Ratio of net investment income (loss) to average net assets (%)	0.85	1.18	1.29	1.19	1.11
Portfolio turnover rate (%)	33	31	24	25	23
Net assets, end of period (in millions)	$35.4	$33.1	$33.3	$30.6	$40.0

	Class G
	Year Ended December 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$18.46	$17.78	$15.93	$19.80	$18.52

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.14	0.16	0.20	0.20	0.18
Net realized and unrealized gain (loss)	4.23	1.79	3.69	(2.19)	2.58

Total income (loss) from investment operations	4.37	1.95	3.89	(1.99)	2.76

Less Distributions
Distributions from net investment income	(0.19)	(0.19)	(0.21)	(0.20)	(0.23)
Distributions from net realized capital gains	(1.05)	(1.08)	(1.83)	(1.68)	(1.25)

Total distributions	(1.24)	(1.27)	(2.04)	(1.88)	(1.48)

Net Asset Value, End of Period	$21.59	$18.46	$17.78	$15.93	$19.80

Total Return (%) (b)	24.01	13.07	25.54	(11.56)	15.60

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.60	0.61	0.60	0.60	0.60
Net ratio of expenses to average net assets (%) (c)	0.59	0.61	0.60	0.60	0.59
Ratio of net investment income (loss) to average net assets (%)	0.70	1.03	1.14	1.04	0.96
Portfolio turnover rate (%)	33	31	24	25	23
Net assets, end of period (in millions)	$192.4	$168.4	$149.1	$124.0	$149.8

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTII-15

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Notes to Financial Statements—December 31, 2021

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is MetLife Mid Cap Stock Index Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered and offers four classes of shares: Class A, B, E and G shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2021 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a

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Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

In December 2020, the Securities and Exchange Commission adopted Rule 2a-5, Good Faith Determinations of Fair Value, under the 1940 Act, which is intended to address valuation practices and the role of the board of directors with respect to the fair value of the investments of a registered investment company. Among other things, Rule 2a-5 will permit the Portfolio’s Board to designate the Portfolio’s primary investment adviser to perform the Portfolio’s fair value determinations, which will be subject to the Board’s oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the investment adviser’s fair value determinations. Compliance with Rule 2a-5 will not be required until September 2022. The Adviser continues to review Rule 2a-5 and its impact on the Adviser’s and the Portfolio’s valuation policies and related practices.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

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Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2021, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2021, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $80,139,812, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2021.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day.

If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2021 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2021 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2021.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

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Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.

	Remaining Contractual Maturity of the Agreements As of December 31, 2021
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Common Stocks	$(118,565,793)	$—	$—	$—	$(118,565,793)
Mutual Funds	(21,257,723)	—	—	—	(21,257,723)
Total Borrowings	$(139,823,516)	$—	$—	$—	$(139,823,516)
Gross amount of recognized liabilities for securities lending transactions					$(139,823,516)

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2021 by category of risk exposure:

	Asset Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value
Equity	Unrealized appreciation on futures contracts (a)	$239,911

(a)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2021:

Statement of Operations Location—Net Realized Gain (Loss)	Equity
Futures contracts	$3,371,805

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Equity
Futures contracts	$183,009

For the year ended December 31, 2021, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Futures contracts long	$15,996,150

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

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Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 outbreak. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission, or the applicable regulator. In a cleared derivative transaction, the Portfolio’s counterparty is a clearinghouse rather than a bank or broker. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro-rata basis across all the clearing broker’s customers, potentially resulting in losses to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. In 2017, the UK Financial Conduct

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Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

Authority (FCA) announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Various financial industry groups have been planning for the transition away from LIBOR and markets are developing in response to these new rates, but there are concerns around liquidity of the new rates and obstacles to converting certain securities and transactions to new rates. Neither the effect of the transition process nor its ultimate success can yet be known. The transition process might, among other things, lead to increased volatility and illiquidity in markets for instruments whose terms include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of related transactions such as hedges, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Portfolio and may adversely affect the Portfolio’s performance or net asset value.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2021 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$393,179,754	$0	$549,368,465

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the annual rate of 0.250% of average daily net assets. Fees earned by Brighthouse Investment Advisers with respect to the Portfolio for the year ended December 31, 2021 were $3,011,099.

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with MetLife Investment Management, LLC (“MIM”) with respect to managing the Portfolio. For providing subadvisory services to the Portfolio, Brighthouse Investment Advisers has agreed to pay MIM an investment subadvisory fee for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.030%	On the first $500 million
0.020%	On the next $500 million
0.010%	On amounts over $1 billion

Fees earned by MIM with respect to the Portfolio for the year ended December 31, 2021 were $270,444.

Management Fee Waivers - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 30, 2021 to April 30, 2022, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.005%	Over $500 million and under $1 billion
0.010%	Of the next $1 billion
0.015%	On amounts over $2 billion

An identical expense agreement was in place for the period April 30, 2020 to April 30, 2021. Amounts waived for the year ended December 31, 2021 are shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

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Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2021 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Transactions in Securities of Affiliated Issuers

A summary of the Portfolio’s transactions in the securities of affiliated issuers during the year ended December 31, 2021 is as follows:

Security Description	Market Value December 31, 2020	Purchases	Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of December 31, 2021	Number of shares held December 31, 2021
Brighthouse Financial, Inc.	$1,773,212	$—	$(448,128)	$66,455	$612,137	$2,003,676	38,681

9. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2021 was as follows:

Cost basis of investments	$948,255,213

Gross unrealized appreciation	449,784,146
Gross unrealized (depreciation)	(28,156,037)

Net unrealized appreciation (depreciation)	$421,628,109

The tax character of distributions paid for the years ended December 31, 2021 and 2020 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2021	2020	2021	2020	2021	2020
$26,695,900	$13,231,462	$42,033,846	$65,981,473	$68,729,746	$79,212,935

BHFTII-22

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

As of December 31, 2021, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$37,462,472	$142,624,457	$421,628,109	$—	$601,715,038

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2021, the Portfolio had no accumulated capital losses.

10. Recent Accounting Pronouncement

In January 2021, the FASB issued Accounting Standards Update No. 2021-01 (“ASU 2021-01”), “Reference Rate Reform (Topic 848)”. ASU 2021-01 is an update of ASU 2020-04, which is in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, as regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The ASU 2021-01 update clarifies that certain optional expedients and exceptions in Topic 848 for contract modifications and hedge accounting apply to derivatives that are affected by the discounting transition. The amendments in this update are effective through December 31, 2022, for all entities. The expedients and exceptions provided by the amendments do not apply to contract modifications and hedging relationships entered into or evaluated after December 31, 2022, except for hedging transactions as of December 31, 2022, that an entity has elected certain optional expedients for and that are retained through the end of the hedging relationship. Management is currently evaluating the impact of the optional guidance on the Portfolio’s financial statements and disclosures.

BHFTII-23

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust II and Shareholders of the MetLife Mid Cap Stock Index Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the MetLife Mid Cap Stock Index Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust II), as of December 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the MetLife Mid Cap Stock Index Portfolio as of December 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2022

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTII-24

Brighthouse Funds Trust II

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, 125 High Street, Suite 732, Boston, Massachusetts 02110. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present); until 2016, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	74	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	74	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield and Merel, Ltd.	74	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	74	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Mid-Con Energy Partners, LP (energy);** Trustee, SharesPost 100 Fund (closed-end fund).** Until 2020, Director, Gainsco, Inc. (auto insurance).**

BHFTII-25

Brighthouse Funds Trust II

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	74	Trustee, HSBC Funds.**

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor).	74	Director and Chairman of the Board of Directors, First Eagle Alternative Capital BDC, Inc.;** Director, First Eagle Credit Opportunities Fund;** Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	Private Investor; Until 2020, President, True North Board Governance, LLC (consulting).	74	Until 2020, Lead Independent Trustee, BMT Investment Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2021-present); formerly Senior Vice President, Brighthouse Investment Advisers, LLC (2017-2021).

Dina Lee (1970)	Secretary, of Trust I and Trust II	From December 2021 (Trust I and Trust II) to present	Executive Vice President, Chief Legal Officer, Brighthouse Investment Advisers, LLC (2021-present); formerly, Associate General Counsel, Neuberger Berman Investment Advisers LLC (2017-2021).

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2013-present); Head of Funds Compliance, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017).

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., an affiliate of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 29 BHF II Portfolios.

BHFTII-26

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 30-December 1, 2021 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2022 through December 31, 2022.

The Board met with personnel of the Adviser on October 20-21, 2021 (the “October Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the October Meeting and the November Meeting are referred to collectively as, the “Meetings”). The Independent Trustees were advised by independent legal counsel throughout year, including during the contract renewal process, and met with independent legal counsel in executive sessions outside of the presence of management.

In considering the continuation of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of assisting the Board in the renewal process, along with various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled Board meetings. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process. The Board also reviewed information with respect to the effect of the ongoing COVID-19 pandemic on the operations of the Adviser and Sub-Advisers, and considered the Adviser’s assessments of the Sub-Advisers’ services and operations during the pandemic.

In considering the continuation of the Agreements, the Board also reviewed, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the October Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of the Sub-Advisory Agreements.

In approving the continuation of each Agreement, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs

BHFTII-27

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

and personnel, trading practices, compliance programs and personnel, risk management, and liquidity risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct regular and periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Board regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered, based on the information provided, each Sub-Adviser’s current level of staffing, business continuity plan and information security program, including in light of the ongoing COVID-19 pandemic and the work-from-home environment. The Board also considered the Sub-Adviser’s compensation program for its personnel and its overall resources. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background, and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, actions taken in response to regulatory developments, including SEC rulemaking, and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser had been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). The Board considered that Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee

BHFTII-28

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *  *  *

MetLife Mid Cap Stock Index Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and MetLife Investment Management, LLC regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe for the one-, three-, and five-year periods ended June 30, 2021. The Board also considered that the Portfolio outperformed the average of its Morningstar Category for the one- and five-year periods ended June 30, 2021 and underperformed the average of its Morningstar Category for the three-year period ended June 30, 2021. The Board further considered that the Portfolio underperformed its benchmark, the S&P MidCap 400 Index, for the one-, three-, and five-year periods ended October 31, 2021, and the Board noted management’s explanation of the tracking error between the Portfolio and the Index. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median and the Expense Universe median. The Board considered that the Portfolio’s actual management fees were equal to the Sub-advised Expense Universe median and that the Portfolio’s total expenses (exclusive of 12b-1 fees) were below the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTII-29

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Managed By MetLife Investment Management, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2021, the Class A, B, E, and G shares of the MetLife MSCI EAFE Index Portfolio returned 10.72%, 10.48%, 10.54%, and 10.35%, respectively. The Portfolio’s benchmark, the MSCI EAFE Index¹, returned 11.26%.

MARKET ENVIRONMENT / CONDITIONS

During the year ended December 2021, equity markets rallied to record highs on optimism around the pace of the global economic recovery. Equity indexes were supported by accommodative central banks, better than expected macroeconomic data, increased mergers and acquisitions activity, and strong corporate earnings. Energy stocks benefited from climbing oil prices, as West Texas Intermediate crude traded over $80 per barrel during the fourth quarter, from $50 per barrel at the beginning of the year. Factors that weighed on the equity markets included concerns about the Federal Reserve raising interest rates sooner than expected due to rising inflation, the spread of the COVID-19 Omicron variant, supply chain disruptions, and rising bond yields.

The U.S. dollar strengthened during the year, which negatively impacted the U.S. investors’ MSCI EAFE Index return versus the local currency return by approximately 7.44%.

Nineteen of the 21 countries comprising the MSCI EAFE Index experienced positive returns for the year. Austria (0.2% beginning weight in the benchmark), up 42.3%; Netherlands (3.9% beginning weight), up 28.0%; and Norway (0.6% beginning weight), up 23.5%, were the best-performing countries. New Zealand (0.3% beginning weight), down 16.8%; and Hong Kong (3.3% beginning weight), down 3.9%, were the worst-performing countries.

The stocks in the MSCI EAFE Index with the largest positive impact on the benchmark return for the year were ASML (Netherlands), up 66.1%; Novo Nordisk (Denmark), up 63.3%; and Nestle (Switzerland), up 21.6%. The stocks with the largest negative impact were M3 (Japan), down 46.4%; SoftBank Group (Japan), down 39.2%; and AIA Group (China), down 16.6%.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio is managed utilizing a stratified sampling strategy versus the MSCI EAFE Index. This strategy seeks to replicate the performance of the Index by owning a subset of Index constituents and neutralizing exposures across countries. The Portfolio is periodically rebalanced for compositional changes in the MSCI EAFE Index. Factors that impact tracking error include sampling, fair value pricing, transaction costs, cash drag, securities lending, NAV rounding, and contributions & withdrawals.

Stacey Lituchy

Norman Hu

Mirsad Usejnoski

Portfolio Managers

MetLife Investment Management, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The MSCI EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

BHFTII-1

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI EAFE INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2021

	1 Year	5 Year	10 Year
MetLife MSCI EAFE Index Portfolio
Class A	10.72	9.38	7.84
Class B	10.48	9.11	7.56
Class E	10.54	9.23	7.68
Class G	10.35	9.06	7.51
MSCI EAFE Index	11.26	9.55	8.03

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2021

Top Holdings

% of Net Assets
iShares MSCI EAFE ETF	2.4
Nestle S.A.	2.2
ASML Holding NV	1.8
Roche Holding AG	1.6
LVMH Moet Hennessy Louis Vuitton SE	1.3
Toyota Motor Corp.	1.1
Novartis AG	1.1
Novo Nordisk A/S- Class B	1.0
AstraZeneca plc	1.0
Sony Group Corp.	0.9

Top Countries

% of Net Assets
Japan	21.6
United Kingdom	12.0
France	10.8
Switzerland	10.7
Germany	8.5
Australia	6.8
Netherlands	5.5
Sweden	3.6
Denmark	2.6
Hong Kong	2.4

BHFTII-2

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2021 through December 31, 2021.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MetLife MSCI EAFE Index Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period** July 1, 2021 to December 31, 2021
Class A (a)	Actual	0.37%	$1,000.00	$1,019.50	$1.88
	Hypothetical*	0.37%	$1,000.00	$1,023.34	$1.89

Class B (a)	Actual	0.62%	$1,000.00	$1,018.00	$3.15
	Hypothetical*	0.62%	$1,000.00	$1,022.08	$3.16

Class E (a)	Actual	0.52%	$1,000.00	$1,018.40	$2.65
	Hypothetical*	0.52%	$1,000.00	$1,022.58	$2.65

Class G (a)	Actual	0.67%	$1,000.00	$1,017.50	$3.41
	Hypothetical*	0.67%	$1,000.00	$1,021.83	$3.41

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTII-3

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Schedule of Investments as of December 31, 2021

Common Stocks—95.5% of Net Assets

Security Description	Shares	Value

Australia—6.8%
Afterpay, Ltd. (a)	13,940	$833,805
Ampol, Ltd.	18,604	401,300
APA Group	77,620	568,293
Aristocrat Leisure, Ltd.	38,272	1,212,979
ASX, Ltd.	13,079	883,711
Aurizon Holdings, Ltd.	132,266	335,673
AusNet Services, Ltd.	129,660	242,221
Australia & New Zealand Banking Group, Ltd.	190,145	3,804,210
BGP Holdings plc (a)(b)(c)	713,624	0
BHP Group plc	142,564	4,251,589
BHP Group, Ltd.	200,196	6,054,764
BlueScope Steel, Ltd.	33,509	511,547
Brambles, Ltd.	91,149	704,592
Cochlear, Ltd.	3,825	600,108
Coles Group, Ltd.	88,152	1,150,041
Commonwealth Bank of Australia	120,155	8,825,585
Computershare, Ltd.	39,599	575,979
Crown Resorts, Ltd. (a)	29,464	256,777
CSL, Ltd.	32,249	6,824,498
Dexus (REIT)	77,269	624,884
Domino’s Pizza Enterprises, Ltd.	4,255	365,234
Endeavour Group, Ltd.	89,555	438,979
Evolution Mining, Ltd.	118,939	351,703
Fortescue Metals Group, Ltd.	115,617	1,621,244
Goodman Group (REIT)	115,041	2,219,946
GPT Group (The) (REIT)	137,557	542,197
IDP Education, Ltd.	14,103	355,401
Insurance Australia Group, Ltd.	171,814	532,227
LendLease Corp,Ltd. (REIT)	48,652	378,267
Macquarie Group, Ltd.	23,858	3,563,994
Magellan Financial Group, Ltd.	9,069	140,104
Medibank Private, Ltd.	194,632	474,162
Mirvac Group (REIT)	277,948	588,925
National Australia Bank, Ltd.	224,658	4,712,051
Newcrest Mining, Ltd.	53,581	954,539
Northern Star Resources, Ltd.	79,868	547,051
Orica, Ltd.	24,591	245,096
Origin Energy, Ltd.	123,597	471,879
Qantas Airways, Ltd. (a)	58,443	212,977
QBE Insurance Group, Ltd.	90,383	746,108
Ramsay Health Care, Ltd.	13,525	701,638
REA Group, Ltd.	2,790	340,175
Reece, Ltd.	20,424	402,016
Rio Tinto, Ltd.	25,856	1,887,815
Santos, Ltd.	208,207	956,520
Scentre Group (REIT)	365,156	839,234
Seek, Ltd.	23,745	566,134
Sonic Healthcare, Ltd.	27,367	928,964
South32, Ltd.	315,794	925,013
Stockland (REIT)	162,137	500,036
Suncorp Group, Ltd.	92,883	748,017
Sydney Airport (a)	72,752	459,380
Tabcorp Holdings, Ltd.	153,298	560,340
Telstra Corp., Ltd.	292,467	888,992
Transurban Group	196,741	1,978,370
Treasury Wine Estates, Ltd.	53,467	481,694

Australia—(Continued)
Vicinity Centres (REIT)	263,973	324,968
Washington H Soul Pattinson & Co., Ltd.	14,627	315,323
Wesfarmers, Ltd.	76,356	3,292,463
Westpac Banking Corp.	248,708	3,864,065
WiseTech Global, Ltd.	10,682	453,263
Woodside Petroleum, Ltd.	68,426	1,092,194
Woolworths Group, Ltd.	84,008	2,322,077

		82,953,331

Austria—0.2%
Erste Group Bank AG	21,338	1,001,925
OMV AG	9,828	557,790
Raiffeisen Bank International AG	9,390	275,840
Verbund AG	4,951	558,151
voestalpine AG	7,917	288,278

		2,681,984

Belgium—0.8%
Ageas SA	12,505	647,552
Anheuser-Busch InBev S.A.	50,222	3,037,136
Elia Group S.A.	2,253	296,757
Etablissements Franz Colruyt NV	3,715	157,420
Groupe Bruxelles Lambert S.A.	7,907	882,633
KBC Group NV	17,056	1,463,261
Proximus SADP	11,920	232,176
Sofina S.A.	1,124	552,077
Solvay S.A.	5,192	604,608
UCB S.A.	7,568	863,854
Umicore S.A.	13,317	542,720

		9,280,194

Chile—0.0%
Antofagasta plc	26,957	490,315

China—0.6%
BOC Hong Kong Holdings, Ltd.	230,965	757,081
Budweiser Brewing Co. APAC, Ltd. (144A)	120,500	316,102
Chow Tai Fook Jewellery Group, Ltd.	143,000	257,259
ESR Cayman, Ltd. (144A) (a)	122,000	413,013
Futu Holdings, Ltd. (ADR) (a)	3,500	151,550
Prosus NV	62,907	5,241,287
SITC International Holdings Co., Ltd.	93,000	336,668

		7,472,960

Denmark—2.6%
Ambu A/S - Class B (d)	11,908	311,287
AP Moller - Maersk A/S - Class A	226	752,413
AP Moller - Maersk A/S - Class B	398	1,426,607
Carlsberg AS - Class B	7,046	1,208,814
Chr Hansen Holding A/S	7,473	586,786
Coloplast A/S - Class B	7,704	1,346,081
Danske Bank A/S	48,462	827,195
Demant A/S (a)	7,349	372,351
DSV A/S	13,653	3,150,799

See accompanying notes to financial statements.

BHFTII-4

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Schedule of Investments as of December 31, 2021

Common Stocks—(Continued)

Security Description	Shares	Value

Denmark—(Continued)
Genmab A/S (a)	4,551	$1,819,930
GN Store Nord AS	6,724	419,623
Novo Nordisk A/S - Class B	113,421	12,663,976
Novozymes A/S - B Shares	13,878	1,135,009
Orsted A/S	12,362	1,585,471
Pandora A/S	7,026	873,365
Rockwool International A/S - B Shares	585	255,724
Tryg A/S	25,298	624,493
Vestas Wind Systems A/S	68,920	2,081,578

		31,441,502

Finland—1.2%
Elisa Oyj	8,457	518,803
Fortum Oyj	30,377	926,777
Kesko Oyj - B Shares	19,815	656,577
Kone Oyj - Class B	22,998	1,633,537
Neste Oyj	28,819	1,419,451
Nokia Oyj (a)	361,104	2,265,899
Nordea Bank Abp	213,731	2,597,826
Orion Oyj - Class B	8,084	335,076
Sampo Oyj - A Shares	34,356	1,712,057
Stora Enso Oyj - R Shares	40,497	735,610
UPM-Kymmene Oyj	33,433	1,262,104
Wartsila Oyj Abp	31,392	436,681

		14,500,398

France—10.8%
Accor S.A. (a)	12,886	416,532
Adevinta ASA (a)	17,802	236,275
Aeroports de Paris (a)(d)	2,209	285,091
Air Liquide S.A.	31,987	5,571,408
Airbus SE (a)	39,974	5,099,403
Alstom S.A.	21,565	767,160
Amundi S.A.	4,463	367,993
Arkema S.A.	3,712	522,954
AXA S.A.	127,528	3,796,259
BioMerieux	3,058	434,185
BNP Paribas S.A.	75,986	5,244,186
Bollore S.A.	61,874	345,825
Bouygues S.A.	15,150	542,203
Bureau Veritas S.A.	19,740	654,472
Capgemini SE	11,118	2,712,473
Carrefour S.A.	42,889	785,188
Cie de Saint-Gobain	33,751	2,371,347
Cie Generale des Etablissements Michelin	11,638	1,905,503
CNP Assurances	10,520	260,233
Covivio (REIT)	3,163	259,776
Credit Agricole S.A.	81,913	1,168,682
Danone S.A.	43,567	2,703,081
Dassault Aviation S.A.	1,830	197,512
Dassault Systemes SE	45,700	2,707,928
Edenred	17,436	803,796
Eiffage S.A.	5,728	590,145
Electricite de France S.A.	31,130	365,415
Engie S.A.	126,423	1,869,821
EssilorLuxottica S.A.	19,181	4,078,381

France—(Continued)
Eurazeo S.E.	2,867	250,347
Faurecia SE	8,085	384,176
Gecina S.A. (REIT)	3,288	459,367
Getlink SE	32,808	543,646
Hermes International	2,091	3,647,080
Ipsen S.A.	2,947	269,178
Kering S.A.	5,036	4,036,239
Klepierre S.A. (REIT)	12,682	300,384
L’Oreal S.A.	16,953	8,027,248
La Francaise des Jeux SAEM	6,363	281,596
Legrand S.A.	18,703	2,186,399
LVMH Moet Hennessy Louis Vuitton SE	18,737	15,444,126
Orange S.A.	140,171	1,499,945
Orpea S.A.	3,797	379,313
Pernod Ricard S.A.	14,375	3,454,642
Publicis Groupe S.A.	15,420	1,036,989
Remy Cointreau S.A.	1,206	293,228
Renault S.A. (a)	14,189	492,181
Safran S.A.	22,701	2,784,924
Sanofi	77,252	7,752,928
Sartorius Stedim Biotech	1,739	951,312
Schneider Electric SE	36,097	7,068,700
SEB S.A.	1,989	309,447
Societe Generale S.A.	53,796	1,845,221
Sodexo S.A. (d)	6,495	568,858
Suez S.A.	24,607	554,359
Teleperformance SE	3,877	1,726,566
Thales S.A.	7,807	663,639
TotalEnergies SE (d)	168,379	8,542,333
UBISOFT Entertainment S.A. (a)	7,194	352,418
Unibail-Rodamco-Westfield (REIT) (a)	7,986	556,113
Valeo	15,665	472,952
Veolia Environnement S.A.	46,375	1,699,208
Vinci S.A.	35,857	3,794,848
Vivendi SE	49,997	675,631
Wendel S.E.	1,813	217,126
Worldline S.A. (a)	15,808	879,888

		131,465,782

Germany—8.0%
Adidas AG	12,880	3,710,364
Allianz SE	27,468	6,486,553
Aroundtown S.A.	63,611	384,843
BASF SE	62,576	4,396,286
Bayer AG	66,858	3,575,121
Bayerische Motoren Werke AG	21,740	2,188,280
Bechtle AG	5,943	425,529
Beiersdorf AG	7,042	723,737
Brenntag SE	9,778	884,872
Carl Zeiss Meditec AG	2,898	609,115
Commerzbank AG (a)	70,392	535,812
Continental AG (a)	7,262	767,952
Covestro AG	13,256	817,026
Daimler AG	57,940	4,444,122
Daimler Truck Holding AG (a)	28,970	1,063,784
Delivery Hero SE (a)	11,033	1,230,397

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Schedule of Investments as of December 31, 2021

Common Stocks—(Continued)

Security Description	Shares	Value

Germany—(Continued)
Deutsche Bank AG (a)	145,211	$1,820,550
Deutsche Boerse AG	12,471	2,086,757
Deutsche Lufthansa AG (a)	35,564	249,980
Deutsche Post AG	65,921	4,238,278
Deutsche Telekom AG	227,385	4,221,157
E.ON SE	155,877	2,159,765
Evonik Industries AG	12,954	419,366
Fresenius Medical Care AG & Co. KGaA	13,633	882,127
Fresenius SE & Co. KGaA	27,953	1,125,763
GEA Group AG	11,736	641,874
Hannover Rueck SE	4,237	805,874
HeidelbergCement AG	10,711	724,858
HelloFresh SE (a)	10,721	823,725
Henkel AG & Co. KGaA	5,858	457,490
Infineon Technologies AG	88,656	4,106,201
KION Group AG	5,070	556,333
Knorr-Bremse AG	5,273	519,787
LANXESS AG	5,571	345,287
LEG Immobilien SE	5,050	704,632
Merck KGaA	8,617	2,225,237
MTU Aero Engines AG	3,839	779,639
Muenchener Rueckversicherungs-Gesellschaft AG	9,297	2,754,950
Nemetschek SE	4,238	543,037
Puma SE	7,160	875,706
Rational AG	371	379,913
RWE AG	44,910	1,822,579
SAP SE	70,749	10,092,906
Scout24 SE	5,930	415,232
Siemens AG	51,227	8,894,246
Siemens Energy AG (a)	28,411	726,585
Siemens Healthineers AG	19,718	1,475,852
Symrise AG	8,326	1,233,592
Telefonica Deutschland Holding AG	73,147	202,133
Uniper SE	6,428	305,369
United Internet AG	4,835	191,575
Vitesco Technologies Group AG (a)	1,452	71,153
Volkswagen AG	1,994	585,819
Vonovia SE	49,461	2,727,943
Zalando SE (a)	15,086	1,221,955

		96,659,018

Hong Kong—2.4%
AIA Group, Ltd.	819,600	8,264,056
CK Asset Holdings, Ltd.	126,940	800,635
CK Hutchison Holdings, Ltd.	176,440	1,138,755
CK Infrastructure Holdings, Ltd.	49,500	315,252
CLP Holdings, Ltd.	111,377	1,125,030
Galaxy Entertainment Group, Ltd. (a)	152,000	787,751
Hang Lung Properties, Ltd.	142,000	292,167
Hang Seng Bank, Ltd.	54,200	992,478
Henderson Land Development Co., Ltd.	100,311	427,324
HK Electric Investments & HK Electric Investments, Ltd.	183,500	180,079
HKT Trust & HKT, Ltd.	268,980	361,632
Hong Kong & China Gas Co., Ltd.	759,531	1,182,670
Hong Kong Exchanges & Clearing, Ltd.	81,600	4,770,225
Hongkong Land Holdings, Ltd.	86,500	449,493

Hong Kong—(Continued)
Jardine Matheson Holdings, Ltd.	14,300	787,228
Link REIT (REIT)	148,541	1,308,788
MTR Corp., Ltd.	110,500	593,194
New World Development Co., Ltd.	115,926	458,977
Power Assets Holdings, Ltd.	81,549	508,372
Sino Land Co., Ltd.	233,600	291,047
Sun Hung Kai Properties, Ltd.	83,250	1,010,767
Swire Pacific, Ltd. - Class A	36,817	209,527
Swire Properties, Ltd.	83,600	209,552
Techtronic Industries Co., Ltd.	94,500	1,881,388
WH Group, Ltd.	421,000	264,123
Wharf Real Estate Investment Co., Ltd.	117,976	599,385
Xinyi Glass Holdings, Ltd.	128,000	320,560

		29,530,455

Ireland—0.8%
CRH plc	52,050	2,746,159
Flutter Entertainment plc (a)	11,454	1,805,278
James Hardie Industries plc	30,071	1,209,525
Kerry Group plc - Class A	10,420	1,341,686
Kingspan Group plc	11,136	1,331,374
Smurfit Kappa Group plc	16,402	905,696

		9,339,718

Israel—0.7%
Azrieli Group, Ltd.	3,090	294,287
Bank Hapoalim B.M.	79,475	817,495
Bank Leumi Le-Israel B.M.	88,148	946,117
Check Point Software Technologies, Ltd. (a)	7,600	885,856
CyberArk Software, Ltd. (a)	2,700	467,856
Elbit Systems, Ltd.	1,811	313,278
ICL Group, Ltd.	37,382	358,731
Israel Discount Bank, Ltd. - Class A	83,247	558,539
Kornit Digital, Ltd. (a)	3,100	471,975
Mizrahi Tefahot Bank, Ltd.	9,874	380,235
Nice, Ltd. (a)	4,264	1,292,858
Teva Pharmaceutical Industries, Ltd. (ADR) (a)	75,753	606,782
Wix.com, Ltd. (a)	3,600	568,044

		7,962,053

Italy—2.0%
Amplifon S.p.A.	9,033	484,832
Assicurazioni Generali S.p.A.	74,881	1,578,599
Atlantia S.p.A. (a)	36,067	715,646
Davide Campari-Milano NV	36,167	525,961
DiaSorin S.p.A.	1,857	352,860
Enel S.p.A.	551,053	4,383,556
Eni S.p.A.	165,402	2,283,846
Ferrari NV	8,221	2,112,245
FinecoBank Banca Fineco S.p.A.	42,655	741,997
Infrastrutture Wireless Italiane S.p.A.	24,381	294,856
Intesa Sanpaolo S.p.A.	1,101,259	2,842,006
Mediobanca Banca di Credito Finanziario S.p.A.	44,816	511,699
Moncler S.p.A.	13,551	978,289
Nexi S.p.A. (a)	32,431	511,978
Poste Italiane S.p.A.	29,264	383,592

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Schedule of Investments as of December 31, 2021

Common Stocks—(Continued)

Security Description	Shares	Value

Italy—(Continued)
Prysmian S.p.A.	17,303	$651,201
Recordati Industria Chimica e Farmaceutica S.p.A.	5,644	361,119
Snam S.p.A.	137,424	825,039
Telecom Italia S.p.A.	679,755	333,894
Terna - Rete Elettrica Nazionale	98,855	796,683
UniCredit S.p.A.	142,045	2,184,115

		23,854,013

Japan—21.6%
Advantest Corp.	13,500	1,266,157
Aeon Co., Ltd.	43,500	1,023,415
AGC, Inc. (d)	12,900	615,069
Aisin Corp.	11,100	425,146
Ajinomoto Co., Inc.	33,000	1,002,219
ANA Holdings, Inc. (a)(d)	8,400	175,413
Asahi Group Holdings, Ltd.	30,500	1,182,387
Asahi Intecc Co., Ltd.	14,200	303,878
Asahi Kasei Corp.	85,900	806,471
Astellas Pharma, Inc.	129,000	2,095,758
Azbil Corp.	9,100	414,144
Bandai Namco Holdings, Inc.	13,500	1,054,528
Benefit One, Inc.	5,400	231,446
Bridgestone Corp. (d)	36,400	1,564,530
Brother Industries, Ltd.	16,400	314,935
Canon, Inc. (d)	68,400	1,663,912
Capcom Co., Ltd.	13,000	305,745
Central Japan Railway Co.	9,800	1,306,013
Chiba Bank, Ltd. (The)	39,400	225,163
Chubu Electric Power Co., Inc.	45,700	481,984
Chugai Pharmaceutical Co., Ltd.	42,700	1,383,422
Concordia Financial Group, Ltd.	73,300	266,104
Cosmos Pharmaceutical Corp.	1,500	220,124
CyberAgent, Inc.	29,600	492,056
Dai Nippon Printing Co., Ltd.	13,000	326,628
Dai-ichi Life Holdings, Inc.	65,300	1,317,840
Daifuku Co., Ltd.	7,400	604,139
Daiichi Sankyo Co., Ltd.	119,100	3,025,251
Daikin Industries, Ltd.	16,700	3,784,349
Daito Trust Construction Co., Ltd.	4,600	524,953
Daiwa House Industry Co., Ltd.	37,400	1,074,467
Daiwa House REIT Investment Corp. (REIT)	136	411,592
Daiwa Securities Group, Inc.	102,200	575,785
Denso Corp.	29,800	2,458,032
Dentsu Group, Inc.	11,800	420,180
Disco Corp.	1,600	488,469
East Japan Railway Co.	20,100	1,234,676
Eisai Co., Ltd.	17,000	964,237
ENEOS Holdings, Inc.	216,600	809,901
FANUC Corp.	12,700	2,689,298
Fast Retailing Co., Ltd.	4,000	2,268,892
Fuji Electric Co., Ltd.	8,600	469,093
FUJIFILM Holdings Corp.	23,700	1,754,946
Fujitsu, Ltd.	13,500	2,310,547
GLP J-REIT	268	462,588
GMO Payment Gateway, Inc.	3,000	371,497
Hakuhodo DY Holdings, Inc.	17,600	292,887

Japan—(Continued)
Hamamatsu Photonics KK	9,600	611,979
Hankyu Hanshin Holdings, Inc.	16,400	465,036
Hikari Tsushin, Inc.	1,500	230,711
Hino Motors, Ltd.	19,600	161,380
Hirose Electric Co., Ltd.	2,415	405,644
Hitachi Construction Machinery Co., Ltd.	8,900	257,026
Hitachi Metals, Ltd. (a)	13,800	255,327
Hitachi, Ltd.	64,400	3,484,567
Honda Motor Co., Ltd.	106,900	2,998,757
Hoshizaki Corp.	4,100	307,078
Hoya Corp.	24,800	3,673,216
Hulic Co., Ltd.	25,800	244,687
Ibiden Co., Ltd.	7,800	460,534
Idemitsu Kosan Co., Ltd.	14,768	376,786
Iida Group Holdings Co., Ltd.	12,700	294,326
Inpex Corp. (d)	71,100	619,322
Isuzu Motors, Ltd.	39,100	485,955
Ito En, Ltd.	4,000	209,824
ITOCHU Corp.	78,000	2,383,184
Itochu Techno-Solutions Corp.	7,100	228,149
Japan Airlines Co., Ltd. (a)	8,400	160,205
Japan Exchange Group, Inc.	31,100	680,123
Japan Metropolitan Fund Invest (REIT)	494	425,141
Japan Post Bank Co., Ltd. (d)	30,800	282,192
Japan Post Holdings Co., Ltd.	170,400	1,328,540
Japan Post Insurance Co., Ltd.	16,000	256,809
Japan Real Estate Investment Corp. (REIT)	85	482,018
Japan Tobacco, Inc. (d)	82,800	1,667,621
JFE Holdings, Inc.	35,100	447,218
JSR Corp.	14,400	547,149
Kajima Corp.	32,000	367,128
Kakaku.com, Inc.	10,700	285,302
Kansai Electric Power Co., Inc. (The)	49,800	465,576
Kansai Paint Co., Ltd.	11,900	258,370
Kao Corp.	31,800	1,662,240
KDDI Corp.	109,400	3,194,169
Keio Corp.	6,700	295,011
Keisei Electric Railway Co., Ltd.	10,000	270,105
Keyence Corp.	13,100	8,223,917
Kikkoman Corp.	10,200	856,644
Kintetsu Group Holdings Co., Ltd. (a)	12,612	352,200
Kirin Holdings Co., Ltd. (d)	51,100	818,616
Kobayashi Pharmaceutical Co., Ltd. (d)	3,600	282,632
Kobe Bussan Co., Ltd.	9,200	355,550
Koei Tecmo Holdings Co., Ltd.	4,420	173,699
Koito Manufacturing Co., Ltd.	7,700	407,280
Komatsu, Ltd.	61,700	1,443,384
Konami Holdings Corp.	7,300	349,978
Kose Corp. (d)	2,300	260,676
Kubota Corp. (d)	67,200	1,490,328
Kurita Water Industries, Ltd.	7,100	335,326
Kyocera Corp.	21,800	1,360,748
Kyowa Kirin Co., Ltd.	15,200	413,863
Lasertec Corp.	5,100	1,548,706
Lawson, Inc.	3,600	170,173
Lion Corp.	15,900	212,229
Lixil Corp.	19,000	505,771

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Schedule of Investments as of December 31, 2021

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
M3, Inc.	29,000	$1,459,121
Makita Corp.	15,900	674,317
Marubeni Corp.	105,900	1,029,671
Mazda Motor Corp. (a)	43,000	330,502
McDonald’s Holdings Co. Japan, Ltd. (d)	5,400	238,692
Medipal Holdings Corp.	9,400	175,925
MEIJI Holdings Co., Ltd.	7,300	434,891
Mercari, Inc. (a)	5,800	295,186
MINEBEA MITSUMI, Inc.	26,300	745,837
MISUMI Group, Inc.	19,300	791,174
Mitsubishi Chemical Holdings Corp.	90,400	668,936
Mitsubishi Corp.	87,100	2,762,538
Mitsubishi Electric Corp.	128,100	1,622,626
Mitsubishi Estate Co., Ltd.	75,800	1,049,651
Mitsubishi Gas Chemical Co., Inc.	11,500	194,566
Mitsubishi HC Capital, Inc.	36,000	177,900
Mitsubishi Heavy Industries, Ltd.	23,100	534,102
Mitsubishi UFJ Financial Group, Inc.	822,488	4,463,683
Mitsui & Co., Ltd.	105,517	2,495,864
Mitsui Chemicals, Inc.	12,700	340,827
Mitsui Fudosan Co., Ltd.	61,200	1,211,012
Miura Co., Ltd.	6,500	223,559
Mizuho Financial Group, Inc.	167,250	2,124,983
MonotaRO Co., Ltd.	18,400	331,268
MS&AD Insurance Group Holdings, Inc.	28,400	875,343
Murata Manufacturing Co., Ltd.	37,700	2,989,925
NEC Corp.	15,600	719,415
Nexon Co., Ltd.	31,800	612,588
NGK Insulators, Ltd.	19,300	325,864
Nidec Corp.	30,000	3,522,699
Nihon M&A Center, Inc.	22,000	537,289
Nintendo Co., Ltd.	7,400	3,447,893
Nippon Building Fund, Inc. (REIT)	102	593,484
Nippon Express Co., Ltd. (a)(b)(c)	5,900	349,169
Nippon Paint Holdings Co., Ltd. (d)	54,000	588,127
Nippon Prologis REIT, Inc. (REIT)	143	505,087
Nippon Sanso Holdings Corp.	9,600	209,525
Nippon Shinyaku Co., Ltd.	3,200	222,157
Nippon Steel Corp.	56,300	919,778
Nippon Telegraph & Telephone Corp.	88,500	2,417,137
Nippon Yusen KK	11,100	844,527
Nissan Chemical Corp.	7,300	423,532
Nissan Motor Co., Ltd. (a)	163,500	789,240
Nisshin Seifun Group, Inc.	15,700	225,702
Nissin Foods Holdings Co., Ltd.	4,700	341,978
Nitori Holdings Co., Ltd.	5,800	866,443
Nitto Denko Corp.	9,300	718,050
Nomura Holdings, Inc.	216,500	943,162
Nomura Real Estate Holdings, Inc.	9,500	218,391
Nomura Real Estate Master Fund, Inc. (REIT)	296	415,902
Nomura Research Institute, Ltd.	20,800	884,816
NTT Data Corp.	43,680	935,519
Obayashi Corp.	45,500	351,694
Obic Co., Ltd.	4,200	785,306
Odakyu Electric Railway Co., Ltd.	20,800	385,851
Oji Holdings Corp.	61,700	297,948
Olympus Corp.	71,400	1,638,221

Japan—(Continued)
Omron Corp.	12,600	1,254,130
Ono Pharmaceutical Co., Ltd.	26,000	643,814
Open House Co., Ltd.	5,600	293,187
Oracle Corp. Japan	3,000	227,518
Oriental Land Co., Ltd.	13,800	2,323,017
ORIX Corp.	81,700	1,665,686
Orix JREIT, Inc. (REIT)	185	288,858
Osaka Gas Co., Ltd.	29,000	479,691
Otsuka Corp.	7,400	352,818
Otsuka Holdings Co., Ltd.	28,100	1,015,750
Pan Pacific International Holdings Corp.	26,000	357,696
Panasonic Corp.	154,400	1,696,331
Persol Holdings Co., Ltd.	13,400	388,717
Rakuten Group, Inc. (a)	61,500	616,360
Recruit Holdings Co., Ltd.	91,900	5,564,828
Renesas Electronics Corp. (a)	82,000	1,005,802
Resona Holdings, Inc.	143,200	556,407
Ricoh Co., Ltd.	48,600	452,050
Rinnai Corp.	2,800	251,589
Rohm Co., Ltd.	5,000	451,887
Ryohin Keikaku Co., Ltd.	18,000	274,200
Santen Pharmaceutical Co., Ltd.	27,500	335,167
SBI Holdings, Inc.	16,511	449,551
SCSK Corp.	11,700	232,596
Secom Co., Ltd.	14,200	984,847
Seiko Epson Corp.	20,000	359,735
Sekisui Chemical Co., Ltd.	25,900	432,341
Sekisui House, Ltd.	37,700	808,399
Seven & i Holdings Co., Ltd.	49,000	2,151,555
SG Holdings Co., Ltd.	23,200	542,610
Sharp Corp.	12,000	137,358
Shimadzu Corp.	15,600	657,801
Shimano, Inc.	5,100	1,353,902
Shimizu Corp.	39,000	241,494
Shin-Etsu Chemical Co., Ltd.	23,800	4,117,564
Shionogi & Co., Ltd.	18,100	1,277,204
Shiseido Co., Ltd.	25,500	1,420,474
Shizuoka Bank, Ltd. (The)	25,000	178,474
SMC Corp.	3,800	2,560,797
SoftBank Corp.	188,100	2,376,004
SoftBank Group Corp.	82,400	3,889,120
Sohgo Security Services Co., Ltd.	4,800	190,507
Sompo Holdings, Inc.	21,699	915,675
Sony Group Corp.	85,200	10,758,381
Square Enix Holdings Co., Ltd.	6,500	333,061
Stanley Electric Co., Ltd.	9,700	242,544
Subaru Corp.	37,600	671,713
SUMCO Corp.	22,600	457,089
Sumitomo Chemical Co., Ltd.	105,400	496,149
Sumitomo Corp.	79,300	1,171,144
Sumitomo Electric Industries, Ltd.	45,834	596,912
Sumitomo Metal Mining Co., Ltd.	16,600	627,140
Sumitomo Mitsui Financial Group, Inc.	87,000	2,970,549
Sumitomo Mitsui Trust Holdings, Inc.	23,126	771,238
Sumitomo Realty & Development Co., Ltd.	22,600	664,007
Suntory Beverage & Food, Ltd.	10,400	375,730
Suzuki Motor Corp.	23,000	884,728

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Schedule of Investments as of December 31, 2021

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Sysmex Corp.	10,800	$1,453,504
T&D Holdings, Inc.	39,400	503,699
Taisei Corp.	14,500	440,120
Takeda Pharmaceutical Co., Ltd.	104,048	2,840,471
TDK Corp.	26,300	1,025,624
Terumo Corp.	41,500	1,751,702
TIS, Inc.	16,500	489,130
Tobu Railway Co., Ltd.	14,600	332,713
Toho Co., Ltd.	8,500	363,572
Tokio Marine Holdings, Inc.	40,900	2,270,475
Tokyo Electric Power Co. Holdings, Inc. (a)	108,500	280,497
Tokyo Electron, Ltd.	10,000	5,718,337
Tokyo Gas Co., Ltd.	26,000	466,822
Tokyu Corp.	37,500	497,640
TOPPAN, Inc.	20,500	383,859
Toray Industries, Inc.	99,900	591,550
Toshiba Corp.	28,900	1,187,166
Tosoh Corp.	18,900	280,034
TOTO, Ltd.	10,400	477,838
Toyo Suisan Kaisha, Ltd.	6,000	253,510
Toyota Industries Corp.	10,200	814,129
Toyota Motor Corp.	714,900	13,182,636
Toyota Tsusho Corp.	15,500	713,506
Trend Micro, Inc. (a)(d)	7,500	414,427
Tsuruha Holdings, Inc.	2,900	277,751
Unicharm Corp.	25,800	1,120,062
USS Co., Ltd.	16,600	258,927
Welcia Holdings Co., Ltd.	7,000	217,968
West Japan Railway Co.	14,600	608,502
Yakult Honsha Co., Ltd.	9,100	473,523
Yamaha Corp.	9,100	448,123
Yamaha Motor Co., Ltd. (d)	18,700	448,089
Yamato Holdings Co., Ltd.	21,800	510,668
Yaskawa Electric Corp.	14,600	715,203
Yokogawa Electric Corp.	16,300	293,618
Z Holdings Corp.	186,600	1,081,658
ZOZO, Inc.	8,400	261,276

		262,771,209

Jordan—0.0%
Hikma Pharmaceuticals plc	11,270	338,243

Luxembourg—0.3%
ArcelorMittal S.A.	47,817	1,536,296
Eurofins Scientific SE	8,661	1,071,085
Tenaris S.A.	35,513	370,218

		2,977,599

Macau—0.0%
Sands China, Ltd. (a)	176,400	410,979

Netherlands—5.5%
ABN AMRO Bank NV	29,995	440,444
Adyen NV (a)	1,334	3,486,057
Aegon NV	119,047	592,628
Akzo Nobel NV	12,124	1,333,081

Netherlands—(Continued)
Argenx SE (a)	3,221	1,137,120
ASM International NV	3,312	1,452,735
ASML Holding NV	27,923	22,239,616
Euronext NV (144A)	5,789	600,398
EXOR NV	7,620	677,488
Heineken Holding NV	7,046	649,783
Heineken NV	18,131	2,036,385
IMCD NV	3,850	853,753
ING Groep NV	261,518	3,639,966
JDE Peet’s NV	5,438	167,368
Just Eat Takeaway.com NV (a)	13,092	705,401
Koninklijke Ahold Delhaize NV	69,743	2,386,999
Koninklijke DSM NV	12,062	2,705,165
Koninklijke KPN NV	229,375	711,461
Koninklijke Philips NV	60,898	2,260,957
NN Group NV	17,632	951,858
Randstad NV	8,273	566,116
Royal Dutch Shell plc - A Shares	275,578	6,050,734
Royal Dutch Shell plc - B Shares	251,127	5,515,970
Stellantis NV (Milan-Traded Shares)	136,818	2,566,008
Universal Music Group NV	49,997	1,408,035
Wolters Kluwer NV	18,743	2,200,453

		67,335,979

New Zealand—0.3%
Auckland International Airport, Ltd. (a)	89,204	470,552
Fisher & Paykel Healthcare Corp., Ltd.	38,953	873,209
Mercury NZ, Ltd.	47,715	199,818
Meridian Energy, Ltd.	89,813	298,692
Ryman Healthcare, Ltd.	29,900	250,653
Spark New Zealand, Ltd.	131,194	406,117
Xero, Ltd. (a)	8,809	901,662

		3,400,703

Norway—0.6%
Aker BP ASA	8,515	261,209
DNB Bank ASA	60,120	1,375,530
Equinor ASA	68,665	1,809,253
Gjensidige Forsikring ASA	14,357	348,249
Mowi ASA	29,767	703,545
Norsk Hydro ASA	91,188	717,281
Orkla ASA	54,509	545,802
Schibsted ASA - B Shares	7,443	248,901
Schibsted ASA - Class A	5,485	211,649
Telenor ASA	42,589	669,249
Yara International ASA	10,920	550,924

		7,441,592

Poland—0.0%
InPost S.A. (a)	14,052	169,548

Portugal—0.2%
Banco Espirito Santo S.A. (a)(b)(c)	199,038	0
EDP - Energias de Portugal S.A.	189,377	1,037,611
Galp Energia SGPS S.A.	37,002	358,396
Jeronimo Martins SGPS S.A.	18,255	417,310

		1,813,317

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Schedule of Investments as of December 31, 2021

Common Stocks—(Continued)

Security Description	Shares	Value

Russia—0.0%
Evraz plc	37,864	$309,270

Singapore—1.0%
Ascendas Real Estate Investment Trust (REIT)	228,844	500,990
CapitaLand Integrated Commercial Trust (REIT)	348,942	528,262
CapitaLand Investment, Ltd. (a)	170,600	431,526
DBS Group Holdings, Ltd.	120,967	2,927,567
Genting Singapore, Ltd.	443,300	254,842
Keppel Corp., Ltd.	113,900	432,582
Mapletree Commercial Trust (REIT) (b)(c)	147,200	219,021
Mapletree Logistics Trust (REIT)	216,749	305,480
Oversea-Chinese Banking Corp., Ltd.	227,364	1,924,011
Singapore Airlines, Ltd. (a)	102,940	381,388
Singapore Exchange, Ltd.	54,400	375,498
Singapore Technologies Engineering, Ltd.	73,700	205,700
Singapore Telecommunications, Ltd.	576,320	991,804
United Overseas Bank, Ltd.	80,792	1,612,735
UOL Group, Ltd.	32,900	173,133
Venture Corp., Ltd.	20,500	278,644
Wilmar International, Ltd.	144,000	442,532

		11,985,715

South Africa—0.3%
Anglo American plc	87,073	3,566,519

Spain—2.2%
ACS Actividades de Construccion y Servicios S.A.	16,179	433,451
Aena SME S.A. (a)	5,006	789,833
Amadeus IT Group S.A. (a)	31,249	2,102,359
Banco Bilbao Vizcaya Argentaria S.A.	446,318	2,646,753
Banco Santander S.A.	1,173,603	3,912,699
CaixaBank S.A.	312,332	855,498
Cellnex Telecom S.A.	35,254	2,044,512
EDP Renovaveis S.A.	20,247	501,503
Enagas S.A. (d)	15,136	349,673
Endesa S.A.	23,384	538,441
Ferrovial S.A.	31,045	972,530
Grifols S.A.	21,632	413,425
Iberdrola S.A.	387,062	4,530,596
Industria de Diseno Textil S.A	75,348	2,439,121
Naturgy Energy Group S.A.	14,280	463,064
Red Electrica Corp. S.A.	29,209	631,491
Repsol S.A.	95,651	1,134,033
Siemens Gamesa Renewable Energy S.A. (a)	12,710	301,106
Telefonica S.A. (d)	347,763	1,512,186

		26,572,274

Sweden—3.6%
Alfa Laval AB	21,114	843,128
Assa Abloy AB - Class B	69,609	2,110,455
Atlas Copco AB - A Shares	44,265	3,058,207
Atlas Copco AB - B Shares	25,535	1,487,547
Boliden AB	20,002	773,879
Electrolux AB - Series B (d)	17,118	413,025
Embracer Group AB (a)	36,038	381,106
Epiroc AB - A Shares	42,693	1,080,287

Sweden—(Continued)
Epiroc AB - B Shares	28,433	601,794
EQT AB	18,476	1,002,299
Essity AB - Class B	38,912	1,267,236
Evolution AB	11,608	1,629,844
Fastighets AB Balder - B Shares (a)	7,346	528,863
Getinge AB - B Shares	15,453	669,902
H & M Hennes & Mauritz AB - B Shares	51,313	1,004,382
Hexagon AB - B Shares	133,449	2,096,866
Husqvarna AB - B Shares	25,677	408,023
ICA Gruppen AB	6,861	404,824
Industrivarden AB - A Shares	9,265	293,494
Industrivarden AB - C Shares	10,214	318,841
Investment AB Latour - B Shares	10,798	439,515
Investor AB - A Shares	33,691	881,458
Investor AB - B Shares	119,478	2,982,128
Kinnevik AB - B Shares (a)	17,515	618,401
L E Lundbergforetagen AB - B Shares	6,090	339,627
Lifco AB - B Shares	15,748	470,645
Lundin Energy AB	13,010	465,660
Nibe Industrier AB - B Shares	100,180	1,499,077
Sagax AB - Class B	10,880	366,531
Sandvik AB	72,746	2,028,549
Securitas AB - B Shares	21,462	294,410
Sinch AB (a)	31,980	402,497
Skandinaviska Enskilda Banken AB - Class A	114,349	1,581,049
Skanska AB - B Shares	24,008	617,183
SKF AB - B Shares	25,976	611,161
Svenska Cellulosa AB SCA - Class B	44,191	781,271
Svenska Handelsbanken AB - A Shares	98,487	1,061,119
Swedbank AB - A Shares	57,325	1,148,997
Swedish Match AB	109,190	865,871
Tele2 AB - B Shares	34,110	485,222
Telefonaktiebolaget LM Ericsson - B Shares	194,193	2,128,828
Telia Co. AB	186,769	728,864
Volvo AB - A Shares	14,069	328,236
Volvo AB - B Shares	97,294	2,238,804

		43,739,105

Switzerland—10.7%
ABB, Ltd.	110,962	4,228,027
Adecco Group AG	10,992	562,007
Alcon, Inc.	34,715	3,058,731
Bachem Holding AG - Class B	419	328,251
Baloise Holding AG	3,599	587,619
Barry Callebaut AG	251	609,899
Chocoladefabriken Lindt & Spruengli AG	7	938,415
Chocoladefabriken Lindt & Spruengli AG (Participation Certificate)	72	994,435
Cie Financiere Richemont S.A. - Class A	34,924	5,215,248
Clariant AG	13,958	291,320
Coca-Cola HBC AG	13,800	476,087
Credit Suisse Group AG	171,578	1,664,268
EMS-Chemie Holding AG	423	472,072
Ferguson plc	14,600	2,595,281
Geberit AG	2,335	1,900,911
Givaudan S.A.	625	3,288,866
Glencore plc	665,854	3,389,892

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Schedule of Investments as of December 31, 2021

Common Stocks—(Continued)

Security Description	Shares	Value

Switzerland—(Continued)
Holcim, Ltd.	35,449	$1,804,164
Julius Baer Group, Ltd.	15,725	1,050,890
Kuehne & Nagel International AG	3,794	1,220,199
Logitech International S.A.	11,995	1,004,005
Lonza Group AG	5,127	4,271,248
Nestle S.A.	190,171	26,585,812
Novartis AG	148,014	12,998,754
Partners Group Holding AG	1,502	2,476,209
Roche Holding AG	47,463	19,676,172
Roche Holding AG (Bearer Shares)	2,240	1,002,386
Schindler Holding AG	1,428	381,333
Schindler Holding AG (Participation Certificate)	2,909	780,533
SGS S.A.	404	1,345,805
Sika AG	9,430	3,914,566
Sonova Holding AG	3,655	1,427,609
STMicroelectronics NV	44,652	2,186,207
Straumann Holding AG	661	1,396,800
Swatch Group AG (The)	4,374	255,249
Swatch Group AG (The) (Bearer Shares)	1,701	518,230
Swiss Life Holding AG	2,117	1,295,782
Swiss Prime Site AG	4,615	452,679
Swiss Re AG	20,610	2,035,784
Swisscom AG	1,853	1,045,414
Temenos AG	4,465	616,152
UBS Group AG	235,479	4,226,631
VAT Group AG (144A)	1,824	901,876
Vifor Pharma AG	3,649	653,400
Zurich Insurance Group AG	10,159	4,452,207

		130,577,425

Taiwan—0.2%
Sea, Ltd. (ADR) (a)	9,300	2,080,503

United Arab Emirates—0.0%
NMC Health plc (a)(b)(c)	7,569	0

United Kingdom—12.0%
3i Group plc	62,170	1,217,158
Abrdn plc	153,329	500,073
Admiral Group plc	11,968	512,008
Ashtead Group plc	30,486	2,444,694
Associated British Foods plc	23,588	640,233
AstraZeneca plc	104,077	12,135,652
Auto Trader Group plc	59,168	591,827
AVEVA Group plc	8,176	375,489
Aviva plc	274,960	1,527,955
BAE Systems plc	204,680	1,526,147
Barclays plc	1,150,059	2,925,146
Barratt Developments plc	69,622	703,774
Berkeley Group Holdings plc	7,129	459,853
BP plc	1,350,184	6,010,581
British American Tobacco plc	148,665	5,511,907
British Land Co. plc (The) (REIT)	61,629	442,200
BT Group plc	603,043	1,379,855
Bunzl plc	23,720	925,582
Burberry Group plc	29,504	723,428

United Kingdom—(Continued)
CNH Industrial NV	72,572	1,392,206
Coca-Cola Europacific Partners plc	13,100	732,683
Compass Group plc (a)	123,575	2,754,621
Croda International plc	8,925	1,224,877
DCC plc	7,008	573,452
Diageo plc	157,157	8,572,784
Entain plc (a)	39,400	895,167
Experian plc	60,725	2,980,818
GlaxoSmithKline plc	338,816	7,372,152
Halma plc	27,211	1,175,980
Hargreaves Lansdown plc	27,409	503,309
HSBC Holdings plc	1,391,262	8,424,265
Imperial Brands plc	64,428	1,409,810
Informa plc (a)	109,833	765,252
InterContinental Hotels Group plc (a)	11,718	754,749
Intertek Group plc	11,659	887,180
J Sainsbury plc	120,106	448,108
JD Sports Fashion plc	153,395	450,993
Johnson Matthey plc	11,701	325,242
Kingfisher plc	148,300	678,490
Land Securities Group plc (REIT)	38,670	405,836
Legal & General Group plc	407,374	1,640,951
Lloyds Banking Group plc	4,795,047	3,093,338
London Stock Exchange Group plc	22,513	2,108,574
M&G plc	182,005	491,661
Melrose Industries plc	307,206	667,039
Mondi plc	35,550	876,598
National Grid plc	244,344	3,527,861
NatWest Group plc	394,882	1,204,044
Next plc	8,268	910,274
Ocado Group plc (a)	33,748	766,209
Pearson plc	51,825	429,414
Persimmon plc	22,805	880,168
Phoenix Group Holdings plc	39,867	351,875
Prudential plc	178,490	3,079,939
Reckitt Benckiser Group plc	48,418	4,156,423
RELX plc	128,122	4,178,486
Rentokil Initial plc	132,544	1,049,182
Rio Tinto plc	75,852	5,004,339
Rolls-Royce Holdings plc (a)	570,838	952,656
Sage Group plc (The)	62,616	720,769
Schroders plc	7,869	378,298
Segro plc (REIT)	79,379	1,542,981
Severn Trent plc	17,094	683,133
Smith & Nephew plc	58,520	1,024,980
Smiths Group plc	25,708	548,375
Spirax-Sarco Engineering plc	5,277	1,148,976
SSE plc	70,245	1,567,433
St. James’s Place plc	38,927	887,340
Standard Chartered plc	187,074	1,131,397
Taylor Wimpey plc	255,125	604,687
Tesco plc	522,325	2,049,209
Unilever plc	175,191	9,391,996
United Utilities Group plc	48,927	722,669
Vodafone Group plc	1,907,547	2,846,959
Whitbread plc (a)	13,755	555,961
WPP plc	80,473	1,217,190

		145,672,920

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Schedule of Investments as of December 31, 2021

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

United States—0.1%
Fiverr International, Ltd. (a)	2,000	$227,400
Inmode, Ltd. (a)	3,400	239,972
Jackson Financial, Inc. - Class A (d)	4,462	186,824
QIAGEN NV (a)	15,184	845,121

		1,499,317

Total Common Stocks (Cost $816,757,497)		1,160,293,940

Mutual Funds—2.4%

United States—2.4%
iShares MSCI EAFE ETF (d)(e) (Cost $29,377,908)	370,000	29,111,600

Preferred Stocks—0.5%

Germany—0.5%
Bayerische Motoren Werke (BMW) AG	3,581	298,556
Fuchs Petrolub SE	4,900	222,444
Henkel AG & Co. KGaA	11,026	891,900
Porsche Automobil Holding SE	11,105	1,052,655
Sartorius AG	1,841	1,244,646
Volkswagen AG	12,798	2,583,387

Total Preferred Stocks (Cost $4,172,039)		6,293,588

Warrants—0.0%

Switzerland—0.0%
Cie Financiere Richemont S.A. Expires 11/22/23 (a) (Cost $0)	78,908	86,603

Short-Term Investments—1.1%

U.S. Treasury—1.1%
U.S. Treasury Bills 0.039%, 01/25/22 (f)	375,000	374,996
0.042%, 02/24/22 (f)	12,850,000	12,849,489

Total Short-Term Investments (Cost $13,224,171)		13,224,485

Securities Lending Reinvestments(g)—2.8%
Security Description	Principal Amount*	Value

Repurchase Agreements—2.0%
Barclays Capital, Inc. Repurchase Agreement dated 12/31/21 at 0.010%, due on 01/03/22 with a maturity value of $4,520,971; collateralized by U.S. Treasury Obligations at 0.000%, maturity dates ranging from 02/15/22 - 11/15/51, and an aggregate market value of $4,611,386.	4,520,967	$4,520,967
Cantor Fitzgerald & Co. Repurchase Agreement dated 12/31/21 at 0.050%, due on 01/03/22 with a maturity value of $2,000,008; collateralized by U.S. Treasury and U.S. Government Agency Obligations with rates ranging from 0.000% - 6.062%, maturity dates ranging from 05/01/24 - 07/20/71, and an aggregate market value of $2,040,000.	2,000,000	2,000,000
CF Secured LLC Repurchase Agreement dated 12/31/21 at 0.050%, due on 01/03/22 with a maturity value of $5,000,021; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 4.500%, maturity dates ranging from 01/20/22 - 05/15/51, and an aggregate market value of $5,100,021.	5,000,000	5,000,000
Deutsche Bank AG, London Repurchase Agreement dated 12/31/21 at 0.150%, due on 01/03/22 with a maturity value of $600,008; collateralized by Foreign Obligations with rates ranging from 0.375% - 1.875%, maturity dates ranging from 04/14/22 - 11/16/23, and an aggregate market value of $612,010.	600,000	600,000
ING Financial Markets LLC Repurchase Agreement dated 12/31/21 at 0.030%, due on 01/03/22 with a maturity value of $2,000,005; collateralized by U.S. Government Agency Obligations with rates ranging from 0.110% - 4.300%, maturity dates ranging from 01/05/22 - 02/15/61, and an aggregate market value of $2,040,003.	2,000,000	2,000,000
National Bank of Canada Repurchase Agreement dated 12/31/21 at 0.070%, due on 01/07/22 with a maturity value of $1,800,025; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 5.250%, maturity dates ranging from 01/31/22 - 11/15/51, and an aggregate market value of $1,836,780.	1,800,000	1,800,000
Repurchase Agreement dated 12/31/21 at 0.200%, due on 01/07/22 with a maturity value of $1,200,047; collateralized by various Common Stock with an aggregate market value of $1,333,586.	1,200,000	1,200,000
NBC Global Finance, Ltd. Repurchase Agreement dated 12/31/21 at 0.190%, due on 01/03/22 with a maturity value of $3,300,052; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 5.000%, maturity dates ranging from 04/30/22 - 02/15/49, and various Common Stock with an aggregate market value of $3,665,893.	3,300,000	3,300,000

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Schedule of Investments as of December 31, 2021

Securities Lending Reinvestments(g)—(Continued)

Security Description	Shares/ Principal Amount*	Value

Repurchase Agreements—(Continued)
Repurchase Agreement dated 12/31/21 at 0.235%, due on 01/07/22 with a maturity value of $20,001; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 5.000%, maturity dates ranging from 04/30/22 - 02/15/49, and various Common Stock with an aggregate market value of $22,218.	20,000	$20,000
Societe Generale Repurchase Agreement dated 12/31/21 at 0.170%, due on 01/03/22 with a maturity value of $2,200,031; collateralized by various Common Stock with an aggregate market value of $2,444,506.	2,200,000	2,200,000
TD Prime Services LLC Repurchase Agreement dated 12/31/21 at 0.140%, due on 01/03/22 with a maturity value of $2,000,023; collateralized by various Common Stock with an aggregate market value of $2,210,729.	2,000,000	2,000,000

		24,640,967

Mutual Funds—0.8%
BlackRock Liquidity Funds FedFund, Institutional Shares 0.030% (h)	1,000,000	1,000,000
Morgan Stanley Liquidity Funds Government Portfolio, Institutional Shares 0.030% (h)	5,000,000	5,000,000
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.030% (h)	2,000,000	2,000,000
U.S. Government Money Market Fund, RBC Institutional Class 1 0.030% (h)	2,000,000	2,000,000

		10,000,000

Total Securities Lending Reinvestments (Cost $34,640,967)		34,640,967

Total Investments—102.3% (Cost $898,172,582)		1,243,651,183
Other assets and liabilities (net)—(2.3)%		(28,277,146)

Net Assets—100.0%		$1,215,374,037

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	Security was valued in good faith under procedures approved by the Board of Trustees. As of December 31, 2021, these securities represent less than 0.05% of net assets.
(c)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(d)	All or a portion of the security was held on loan. As of December 31, 2021, the market value of securities loaned was $40,580,047 and the collateral received consisted of cash in the amount of $34,640,967 and non-cash collateral with a value of $7,574,624. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe- keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(e)	All or a portion of the security was pledged as collateral against open futures contracts. As of December 31, 2021, the market value of securities pledged was $6,294,400.
(f)	The rate shown represents current yield to maturity.
(g)	Represents investment of cash collateral received from securities on loan as of December 31, 2021.
(h)	The rate shown represents the annualized seven-day yield as of December 31, 2021.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2021, the market value of 144A securities was $2,231,389, which is 0.2% of net assets.

Ten Largest Industries as of December 31, 2021 (Unaudited)	% of Net Assets
Banks	8.1
Pharmaceuticals	8.0
Insurance	4.5
Chemicals	3.4
Semiconductors & Semiconductor Equipment	3.4
Textiles, Apparel & Luxury Goods	3.3
Machinery	3.3
Food Products	3.2
Oil, Gas & Consumable Fuels	3.2
Automobiles	3.0

Futures Contracts

Futures Contracts - Long	Expiration Date	Number of Contracts	Notional Amount		Value/ Unrealized Appreciation/ (Depreciation)
MSCI EAFE Index Mini Futures	03/18/22	115	USD	13,350,350	$135,032

See accompanying notes to financial statements.

BHFTII-13

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Schedule of Investments as of December 31, 2021

Glossary of Abbreviations

Currencies

(USD)—	United States Dollar

Other Abbreviations

(ADR)—	American Depositary Receipt
(ETF)—	Exchange-Traded Fund
(REIT)—	Real Estate Investment Trust

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1—unadjusted quoted prices in active markets for identical investments

Level 2—other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3—significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2021:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$—	$82,953,331	$0	$82,953,331
Austria	—	2,681,984	—	2,681,984
Belgium	—	9,280,194	—	9,280,194
Chile	—	490,315	—	490,315
China	151,550	7,321,410	—	7,472,960
Denmark	—	31,441,502	—	31,441,502
Finland	—	14,500,398	—	14,500,398
France	—	131,465,782	—	131,465,782
Germany	1,063,784	95,595,234	—	96,659,018
Hong Kong	—	29,530,455	—	29,530,455
Ireland	—	9,339,718	—	9,339,718
Israel	3,000,513	4,961,540	—	7,962,053
Italy	—	23,854,013	—	23,854,013
Japan	—	262,422,040	349,169	262,771,209
Jordan	—	338,243	—	338,243
Luxembourg	—	2,977,599	—	2,977,599
Macau	—	410,979	—	410,979
Netherlands	—	67,335,979	—	67,335,979
New Zealand	—	3,400,703	—	3,400,703
Norway	—	7,441,592	—	7,441,592
Poland	—	169,548	—	169,548
Portugal	—	1,813,317	0	1,813,317
Russia	—	309,270	—	309,270
Singapore	—	11,766,694	219,021	11,985,715
South Africa	—	3,566,519	—	3,566,519
Spain	—	26,572,274	—	26,572,274
Sweden	—	43,739,105	—	43,739,105
Switzerland	—	130,577,425	—	130,577,425
Taiwan	2,080,503	—	—	2,080,503
United Arab Emirates	—	—	0	0

See accompanying notes to financial statements.

BHFTII-14

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Schedule of Investments as of December 31, 2021

Fair Value Hierarchy—(continued)

Description	Level 1	Level 2	Level 3	Total
United Kingdom	$732,683	$144,940,237	$—	$145,672,920
United States	654,196	845,121	—	1,499,317
Total Common Stocks	7,683,229	1,152,042,521	568,190	1,160,293,940
Total Mutual Funds*	29,111,600	—	—	29,111,600
Total Preferred Stocks*	—	6,293,588	—	6,293,588
Total Warrants*	86,603	—	—	86,603
Total Short-Term Investments*	—	13,224,485	—	13,224,485
Securities Lending Reinvestments
Repurchase Agreements	—	24,640,967	—	24,640,967
Mutual Funds	10,000,000	—	—	10,000,000
Total Securities Lending Reinvestments	10,000,000	24,640,967	—	34,640,967
Total Investments	$46,881,432	$1,196,201,561	$568,190	$1,243,651,183

Collateral for Securities Loaned (Liability)	$—	$(34,640,967)	$—	$(34,640,967)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$135,032	$—	$—	$135,032

*	See Schedule of Investments for additional detailed categorizations.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended December 31, 2021 is not presented.

During the year ended December 31, 2021, transfers from Level 2 to Level 3 in the amount of $633,913 were due to trading halts on the securities’ respective exchanges which resulted in the lack of observable inputs.

See accompanying notes to financial statements.

BHFTII-15

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Statement of Assets and Liabilities

December 31, 2021

Assets
Investments at value (a)(b)	$1,243,651,183
Cash	59,213
Receivable for:
Investments sold	316,826
Fund shares sold	6,800,721
Dividends	2,564,014
Prepaid expenses	3,616

Total Assets	1,253,395,573

Liabilities
Cash due to bank denominated in foreign currencies (c)	35,003
Collateral for securities loaned	34,640,967
Payables for:
Investments purchased	2,203,320
Fund shares redeemed	101,275
Variation margin on futures contracts	7,459
Accrued Expenses:
Management fees	300,715
Distribution and service fees	121,256
Deferred trustees’ fees	179,505
Other expenses	432,036

Total Liabilities	38,021,536

Net Assets	$1,215,374,037

Net assets consist of:
Paid in surplus	$827,083,569
Distributable earnings (Accumulated losses)	388,290,468

Net Assets	$1,215,374,037

Net Assets
Class A	$654,998,637
Class B	356,981,257
Class E	26,361,042
Class G	177,033,101
Capital Shares Outstanding*
Class A	40,511,208
Class B	22,579,166
Class E	1,639,601
Class G	11,281,150
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$16.17
Class B	15.81
Class E	16.08
Class G	15.69

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $898,172,582.
(b)	Includes securities loaned at value of $40,580,047.
(c)	Identified cost of cash due to bank denominated in foreign currencies was $42,166.

Statement of Operations

Year Ended December 31, 2021

Investment Income
Dividends (a)	$30,729,787
Non-cash dividends	4,029,449
Interest	3,831
Securities lending income	335,090

Total investment income	35,098,157

Expenses
Management fees	3,636,097
Administration fees	54,788
Custodian and accounting fees	315,455
Distribution and service fees—Class B	910,253
Distribution and service fees—Class E	40,585
Distribution and service fees—Class G	522,937
Audit and tax services	50,902
Legal	39,973
Trustees’ fees and expenses	51,036
Shareholder reporting	90,583
Insurance	8,301
Miscellaneous	237,619

Total expenses	5,958,529
Less management fee waiver	(46,203)

Net expenses	5,912,326

Net Investment Income	29,185,831

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on :
Investments	28,257,802
Futures contracts	1,513,048
Foreign currency transactions	(308,482)

Net realized gain (loss)	29,462,368

Net change in unrealized appreciation (depreciation) on:
Investments	62,736,048
Futures contracts	(51,544)
Foreign currency transactions	(164,032)

Net change in unrealized appreciation (depreciation)	62,520,472

Net realized and unrealized gain (loss)	91,982,840

Net Increase (Decrease) in Net Assets From Operations	$121,168,671

(a)	Net of foreign withholding taxes of $3,044,400.

See accompanying notes to financial statements.

BHFTII-16

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2021	Year Ended December 31, 2020
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$29,185,831	$19,992,719
Net realized gain (loss)	29,462,368	(1,786,357)
Net change in unrealized appreciation (depreciation)	62,520,472	79,978,600

Increase (decrease) in net assets from operations	121,168,671	98,184,962

From Distributions to Shareholders
Class A	(11,616,833)	(20,475,997)
Class B	(5,731,298)	(11,699,095)
Class E	(448,354)	(869,793)
Class G	(2,643,490)	(3,850,926)

Total distributions	(20,439,975)	(36,895,811)

Increase (decrease) in net assets from capital share transactions	(70,881,186)	27,295,196

Total increase (decrease) in net assets	29,847,510	88,584,347
Net Assets
Beginning of period	1,185,526,527	1,096,942,180

End of period	$1,215,374,037	$1,185,526,527

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2021		Year Ended December 31, 2020
	Shares	Value	Shares	Value
Class A
Sales	2,413,487	$38,486,490	4,792,560	$57,484,433
Reinvestments	709,208	11,616,833	1,686,655	20,475,997
Redemptions	(4,523,416)	(71,091,260)	(5,862,631)	(76,758,105)

Net increase (decrease)	(1,400,721)	$(20,987,937)	616,584	$1,202,325

Class B
Sales	589,427	$9,183,912	1,959,811	$22,138,858
Reinvestments	357,313	5,731,298	983,944	11,699,095
Redemptions	(3,561,688)	(54,869,626)	(3,547,933)	(46,003,258)

Net increase (decrease)	(2,614,948)	$(39,954,416)	(604,178)	$(12,165,305)

Class E
Sales	43,161	$680,426	129,203	$1,498,135
Reinvestments	27,506	448,354	72,003	869,793
Redemptions	(262,585)	(4,118,675)	(278,271)	(3,674,286)

Net increase (decrease)	(191,918)	$(2,989,895)	(77,065)	$(1,306,358)

Class G
Sales	1,051,649	$16,229,225	4,351,534	$52,403,484
Reinvestments	166,048	2,643,490	326,073	3,850,926
Redemptions	(1,687,111)	(25,821,653)	(1,327,394)	(16,689,876)

Net increase (decrease)	(469,414)	$(6,948,938)	3,350,213	$39,564,534

Increase (decrease) derived from capital shares transactions		$(70,881,186)		$27,295,196

See accompanying notes to financial statements.

BHFTII-17

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$14.86	$14.32	$12.16	$14.55	$11.97

Income (Loss) from Investment Operations
Net investment income (loss)(a)	0.40	0.27	0.40	0.38	0.35
Net realized and unrealized gain (loss)	1.20	0.75	2.23	(2.34)	2.60

Total income (loss) from investment operations	1.60	1.02	2.63	(1.96)	2.95

Less Distributions
Distributions from net investment income	(0.29)	(0.41)	(0.37)	(0.43)	(0.37)
Distributions from net realized capital gains	0.00	(0.07)	(0.10)	0.00	0.00

Total distributions	(0.29)	(0.48)	(0.47)	(0.43)	(0.37)

Net Asset Value, End of Period	$16.17	$14.86	$14.32	$12.16	$14.55

Total Return (%)(b)	10.72	7.85	21.93	(13.91)	24.90

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.37	0.38	0.37	0.38	0.37
Net ratio of expenses to average net assets (%)(c)	0.37	0.38	0.37	0.38	0.37
Ratio of net investment income (loss) to average net assets (%)	2.53	2.06	2.97	2.72	2.59
Portfolio turnover rate (%)	12	18	9	9	12
Net assets, end of period (in millions)	$655.0	$622.7	$591.3	$497.5	$578.2

	Class B
	Year Ended December 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$14.53	$14.01	$11.91	$14.25	$11.73

Income (Loss) from Investment Operations
Net investment income (loss)(a)	0.35	0.23	0.36	0.34	0.31
Net realized and unrealized gain (loss)	1.18	0.74	2.17	(2.29)	2.54

Total income (loss) from investment operations	1.53	0.97	2.53	(1.95)	2.85

Less Distributions
Distributions from net investment income	(0.25)	(0.38)	(0.33)	(0.39)	(0.33)
Distributions from net realized capital gains	0.00	(0.07)	(0.10)	0.00	0.00

Total distributions	(0.25)	(0.45)	(0.43)	(0.39)	(0.33)

Net Asset Value, End of Period	$15.81	$14.53	$14.01	$11.91	$14.25

Total Return (%)(b)	10.48	7.58	21.55	(14.08)	24.60

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.62	0.63	0.62	0.63	0.62
Net ratio of expenses to average net assets (%)(c)	0.62	0.63	0.62	0.63	0.62
Ratio of net investment income (loss) to average net assets (%)	2.28	1.82	2.74	2.49	2.36
Portfolio turnover rate (%)	12	18	9	9	12
Net assets, end of period (in millions)	$357.0	$366.2	$361.6	$336.3	$418.0

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-18

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$14.78	$14.24	$12.09	$14.47	$11.90

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.38	0.25	0.38	0.36	0.33
Net realized and unrealized gain (loss)	1.18	0.75	2.21	(2.34)	2.59

Total income (loss) from investment operations	1.56	1.00	2.59	(1.98)	2.92

Less Distributions
Distributions from net investment income	(0.26)	(0.39)	(0.34)	(0.40)	(0.35)
Distributions from net realized capital gains	0.00	(0.07)	(0.10)	0.00	0.00

Total distributions	(0.26)	(0.46)	(0.44)	(0.40)	(0.35)

Net Asset Value, End of Period	$16.08	$14.78	$14.24	$12.09	$14.47

Total Return (%) (b)	10.54	7.71	21.77	(14.06)	24.78

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.52	0.53	0.52	0.53	0.52
Net ratio of expenses to average net assets (%) (c)	0.52	0.53	0.52	0.53	0.52
Ratio of net investment income (loss) to average net assets (%)	2.38	1.92	2.85	2.58	2.46
Portfolio turnover rate (%)	12	18	9	9	12
Net assets, end of period (in millions)	$26.4	$27.1	$27.2	$25.2	$31.3

	Class G
	Year Ended December 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$14.43	$13.92	$11.83	$14.16	$11.66

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.34	0.21	0.35	0.33	0.30
Net realized and unrealized gain (loss)	1.16	0.74	2.17	(2.27)	2.53

Total income (loss) from investment operations	1.50	0.95	2.52	(1.94)	2.83

Less Distributions
Distributions from net investment income	(0.24)	(0.37)	(0.33)	(0.39)	(0.33)
Distributions from net realized capital gains	0.00	(0.07)	(0.10)	0.00	0.00

Total distributions	(0.24)	(0.44)	(0.43)	(0.39)	(0.33)

Net Asset Value, End of Period	$15.69	$14.43	$13.92	$11.83	$14.16

Total Return (%) (b)	10.35	7.52	21.58	(14.12)	24.54

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.67	0.68	0.67	0.68	0.67
Net ratio of expenses to average net assets (%) (c)	0.67	0.68	0.67	0.68	0.67
Ratio of net investment income (loss) to average net assets (%)	2.23	1.69	2.67	2.42	2.29
Portfolio turnover rate (%)	12	18	9	9	12
Net assets, end of period (in millions)	$177.0	$169.5	$116.9	$100.5	$116.3

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTII-19

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Notes to Financial Statements—December 31, 2021

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is MetLife MSCI EAFE Index Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered and offers four classes of shares: Class A, B, E and G shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2021 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820 - Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a

BHFTII-20

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

In December 2020, the Securities and Exchange Commission adopted Rule 2a-5, Good Faith Determinations of Fair Value, under the 1940 Act, which is intended to address valuation practices and the role of the board of directors with respect to the fair value of the investments of a registered investment company. Among other things, Rule 2a-5 will permit the Portfolio’s Board to designate the Portfolio’s primary investment adviser to perform the Portfolio’s fair value determinations, which will be subject to the Board’s oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the investment adviser’s fair value determinations. Compliance with Rule 2a-5 will not be required until September 2022. The Adviser continues to review Rule 2a-5 and its impact on the Adviser’s and the Portfolio’s valuation policies and related practices.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

In consideration of recent decisions rendered by European courts, the Portfolio has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union (“EU”) countries. These filings are subject to various administrative and judicial

BHFTII-21

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

proceedings within these countries. During the year ended December 31, 2021, the Portfolio received EU tax reclaim payments in the amount of $17,017 that were not previously accrued for due to uncertainty of collectibility. Such amount is included in dividends on the Statement of Operations. No other amounts for additional tax reclaims are reflected in the financial statements due to the uncertainty as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2021, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

Due to Custodian - Pursuant to the custodian agreement, the Custodian may, in its discretion, advance funds to the Portfolio to make properly authorized payments. When such payments result in an overdraft, the Portfolio is obligated to repay the Custodian at the current rate of interest charged by the Custodian for secured loans. This obligation is payable on demand to the Custodian. The Custodian has a lien on the Portfolio’s assets to the extent of any overdraft. At December 31, 2021, the Portfolio had a payment of $35,003 due to the Custodian pursuant to the foregoing arrangement. Based on the short-term nature of these payments and the variable interest rate, the carrying value of the overdraft advances approximated its fair value at December 31, 2021. If measured at fair value, overdraft advances would have been considered as Level 2 in the fair value hierarchy at December 31, 2021. The Portfolio’s average overdraft advances during the year ended ended December 31, 2021 were not significant.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2021, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $24,640,967, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2021.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day.

If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the

BHFTII-22

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2021 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2021 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2021.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.

	Remaining Contractual Maturity of the Agreements As of December 31, 2021
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Common Stocks	$(13,552,342)	$—	$—	$—	$(13,552,342)
Mutual Funds	(21,088,625)	—	—	—	(21,088,625)
Total Borrowings	$(34,640,967)	$—	$—	$—	$(34,640,967)
Gross amount of recognized liabilities for securities lending transactions					$(34,640,967)

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2021 by category of risk exposure:

	Asset Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value
Equity	Unrealized appreciation on futures contracts (a)	$135,032

(a)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

BHFTII-23

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2021:

Statement of Operations Location-Net Realized Gain (Loss)	Equity
Futures contracts	$1,513,048

Statement of Operations Location-Net Change in Unrealized Appreciation (Depreciation)	Equity
Futures contracts	$(51,544)

For the year ended December 31, 2021, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Futures contracts long	$13,035,585

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 outbreak. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

BHFTII-24

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission, or the applicable regulator. In a cleared derivative transaction, the Portfolio’s counterparty is a clearinghouse rather than a bank or broker. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro-rata basis across all the clearing broker’s customers, potentially resulting in losses to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities, whether direct or indirect, involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation, unexpected market closures or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. In 2017, the UK Financial Conduct Authority (FCA) announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Various financial industry groups have been planning for the transition away from LIBOR and markets are developing in response to these new rates, but there are concerns around liquidity of the new rates and obstacles to converting certain securities and transactions to new rates. Neither the effect of the transition process nor its ultimate success can yet be known. The transition process might, among other things, lead to increased volatility and illiquidity in markets for instruments whose terms include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of related transactions such as hedges, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Portfolio and may adversely affect the Portfolio’s performance or net asset value.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2021 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$144,760,169	$0	$210,001,311

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the annual rate of 0.300% of average daily net assets. Fees earned by Brighthouse Investment Advisers with respect to the Portfolio for the year ended December 31, 2021 were $3,636,097.

BHFTII-25

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with MetLife Investment Management, LLC (“MIM”) with respect to managing the Portfolio. For providing subadvisory services to the Portfolio, Brighthouse Investment Advisers has agreed to pay MIM an investment subadvisory fee for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.050%	On the first $500 million
0.040%	Of the next $500 million
0.020%	On amounts over $1 billion

Fees earned by MIM with respect to the Portfolio for the year ended December 31, 2021 were $492,407.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 30, 2021 to April 30, 2022, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.005%	Over $500 million and under $1 billion
0.010%	Of the next $1 billion
0.015%	On amounts over $2 billion

An identical agreement was in place for the period April 30, 2020 to April 30, 2021. Amounts waived for the year ended December 31, 2021 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2021 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

BHFTII-26

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2021 was as follows:

Cost basis of investments	$917,294,030

Gross unrealized appreciation	424,542,467
Gross unrealized (depreciation)	(98,185,309)

Net unrealized appreciation (depreciation)	$326,357,158

The tax character of distributions paid for the years ended December 31, 2021 and 2020 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2021	2020	2021	2020	2021	2020
$20,439,975	$32,732,368	$—	$4,163,443	$20,439,975	$36,895,811

As of December 31, 2021, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$38,451,192	$23,618,596	$326,400,186	$—	$388,469,974

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2021, the Portfolio had no accumulated capital losses.

During the year ended December 31, 2021, the Portfolio utilized accumulated long-term capital losses $29,468.

9. Recent Accounting Pronouncement

In January 2021, the FASB issued Accounting Standards Update No. 2021-01 (“ASU 2021-01”), “Reference Rate Reform (Topic 848)”. ASU 2021-01 is an update of ASU 2020-04, which is in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, as regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The ASU 2021-01 update clarifies that certain optional expedients and exceptions in Topic 848 for contract modifications and hedge accounting apply to derivatives that are affected by the discounting transition. The amendments in this update are effective through December 31, 2022, for all entities. The expedients and exceptions provided by the amendments do not apply to contract modifications and hedging relationships entered into or evaluated after December 31, 2022, except for hedging transactions as of December 31, 2022, that an entity has elected certain optional expedients for and that are retained through the end of the hedging relationship. Management is currently evaluating the impact of the optional guidance on the Portfolio’s financial statements and disclosures.

BHFTII-27

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust II and Shareholders of the MetLife MSCI EAFE Index Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the MetLife MSCI EAFE Index Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust II), as of December 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the MetLife MSCI EAFE Index Portfolio as of December 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2022

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTII-28

Brighthouse Funds Trust II

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, 125 High Street, Suite 732, Boston, Massachusetts 02110. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present); until 2016, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	74	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	74	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield and Merel, Ltd.	74	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	74	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Mid-Con Energy Partners, LP (energy);** Trustee, SharesPost 100 Fund (closed-end fund).** Until 2020, Director, Gainsco, Inc. (auto insurance).**

BHFTII-29

Brighthouse Funds Trust II

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	74	Trustee, HSBC Funds.**

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor).	74	Director and Chairman of the Board of Directors, First Eagle Alternative Capital BDC, Inc.;** Director, First Eagle Credit Opportunities Fund;** Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	Private Investor; Until 2020, President, True North Board Governance, LLC (consulting).	74	Until 2020, Lead Independent Trustee, BMT Investment Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2021-present); formerly Senior Vice President, Brighthouse Investment Advisers, LLC (2017-2021).

Dina Lee (1970)	Secretary, of Trust I and Trust II	From December 2021 (Trust I and Trust II) to present	Executive Vice President, Chief Legal Officer, Brighthouse Investment Advisers, LLC (2021-present); formerly, Associate General Counsel, Neuberger Berman Investment Advisers LLC (2017-2021).

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2013-present); Head of Funds Compliance, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017).

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., an affiliate of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 29 BHF II Portfolios.

BHFTII-30

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 30-December 1, 2021 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2022 through December 31, 2022.

The Board met with personnel of the Adviser on October 20-21, 2021 (the “October Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the October Meeting and the November Meeting are referred to collectively as, the “Meetings”). The Independent Trustees were advised by independent legal counsel throughout year, including during the contract renewal process, and met with independent legal counsel in executive sessions outside of the presence of management.

In considering the continuation of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of assisting the Board in the renewal process, along with various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled Board meetings. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process. The Board also reviewed information with respect to the effect of the ongoing COVID-19 pandemic on the operations of the Adviser and Sub-Advisers, and considered the Adviser’s assessments of the Sub-Advisers’ services and operations during the pandemic.

In considering the continuation of the Agreements, the Board also reviewed, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the October Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of the Sub-Advisory Agreements.

In approving the continuation of each Agreement, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs and personnel, trading practices, compliance programs and personnel, risk management, and liquidity risk management, among other

BHFTII-31

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct regular and periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Board regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered, based on the information provided, each Sub-Adviser’s current level of staffing, business continuity plan and information security program, including in light of the ongoing COVID-19 pandemic and the work-from-home environment. The Board also considered the Sub-Adviser’s compensation program for its personnel and its overall resources. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background, and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, actions taken in response to regulatory developments, including SEC rulemaking, and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser had been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). The Board considered that Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

BHFTII-32

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *  *  *

MetLife MSCI EAFE Index Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and MetLife Investment Management, LLC regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio underperformed, outperformed, and performed equal to the median of its Performance Universe for the one-, three-, and five-year periods ended June 30, 2021, respectively. The Board also considered that the Portfolio underperformed the average of its Morningstar Category for the one-, three-, and five-year periods ended June 30, 2021. The Board took into account that the Portfolio underperformed its benchmark, the MSCI EAFE Index, for the one-, three-, and five-year periods ended October 31, 2021, and the Board noted management’s explanation of the tracking error between the Portfolio and the Index. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were equal to the Expense Group median and above the Expense Universe median and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTII-33

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Managed By MetLife Investment Management, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2021, the Class A, B, E, and G shares of the MetLife Russell 2000 Index Portfolio returned 14.52%, 14.23%, 14.31%, and 14.19%, respectively. The Portfolio’s benchmark, the Russell 2000 Index¹, returned 14.82%.

MARKET ENVIRONMENT / CONDITIONS

During the year ended December 2021, equity markets rallied to record highs on optimism around the pace of the global economic recovery. Equity indexes were supported by accommodative central banks, better than expected macroeconomic data, increased mergers and acquisitions activity, and strong corporate earnings. Energy stocks benefited from climbing oil prices, as West Texas Intermediate crude traded over $80 per barrel during the fourth quarter, from $50 per barrel at the beginning of the year. Factors that weighed on the equity markets included concerns about the Federal Reserve raising interest rates sooner than expected due to rising inflation, the spread of the COVID-19 Omicron variant, supply chain disruptions, and rising bond yields.

During the year, the Federal Open Market Committee (the “FOMC”) met eight times and decided to maintain the target range for the Federal Funds Rate at 0.00%—0.25%. The FOMC stated that supply and demand imbalances related to the COVID-19 pandemic and the reopening of the economy had continued to contribute to elevated levels of inflation. The FOMC said it expected to maintain this target range until labor market conditions reach levels consistent with maximum employment.

Ten of the eleven sectors comprising the Russell 2000 Index experienced positive returns for the year. Energy (2.9% beginning weight in the benchmark), up 38.1%; Financials (14.8% beginning weight), up 29.8%; and Consumer Discretionary (15.2% beginning weight), up 28.5%, were the best-performing sectors. Health Care (20.5% beginning weight), down 17.6%, was the worst-performing sector and the only sector with a negative return.

The stocks with the largest positive impact on the benchmark return for the year were GameStop, up 1,012.1%; Avis Budget Group, up 456.0%; and Synaptics, up 200.3%. The stocks with the largest negative impact were Allakos, down 93.0%; Bridgebio Pharma, down 76.5%; and Invitae, down 63.5%.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio is managed utilizing a stratified sampling strategy versus the Russell 2000 Index. This strategy seeks to replicate the performance of the Index by owning a subset of Index constituents and neutralizing exposures across sectors. The Portfolio is periodically rebalanced for compositional changes in the Russell 2000 Index. Factors that impact tracking error include sampling, transaction costs, cash drag, securities lending, NAV rounding, and contributions & withdrawals.

Stacey Lituchy

Norman Hu

Mirsad Usejnoski

Portfolio Managers

MetLife Investment Management, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Russell 2000 Index is an unmanaged measure of performance of the 2,000 smallest companies in the Russell 3000 Index.

BHFTII-1

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 2000 INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2021

	1 Year	5 Year	10 Year
MetLife Russell 2000 Index Portfolio
Class A	14.52	11.93	13.20
Class B	14.23	11.66	12.92
Class E	14.31	11.76	13.02
Class G	14.19	11.59	12.85
Russell 2000 Index	14.82	12.02	13.23

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2021

Top Holdings

% of Net Assets
iShares Russell 2000 Index Fund	2.4
AMC Entertainment Holdings, Inc.- Class A	0.5
Synaptics, Inc.	0.4
Lattice Semiconductor Corp.	0.3
BJ’s Wholesale Club Holdings, Inc.	0.3
Tetra Tech, Inc.	0.3
EastGroup Properties, Inc.	0.3
Saia, Inc.	0.3
Ovintiv, Inc.	0.3
Tenet Healthcare Corp.	0.3

Top Sectors

% of Net Assets
Financials	17.8
Health Care	17.2
Industrials	14.6
Information Technology	14.0
Consumer Discretionary	10.9
Real Estate	7.1
Energy	4.2
Materials	3.7
Consumer Staples	3.3
Communication Services	3.0

BHFTII-2

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2021 through December 31, 2021.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MetLife Russell 2000 Index Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period** July 1, 2021 to December 31, 2021
Class A (a)	Actual	0.30%	$1,000.00	$979.00	$1.50
	Hypothetical*	0.30%	$1,000.00	$1,023.69	$1.53

Class B (a)	Actual	0.55%	$1,000.00	$977.90	$2.74
	Hypothetical*	0.55%	$1,000.00	$1,022.43	$2.80

Class E (a)	Actual	0.45%	$1,000.00	$978.00	$2.24
	Hypothetical*	0.45%	$1,000.00	$1,022.94	$2.29

Class G (a)	Actual	0.60%	$1,000.00	$977.30	$2.99
	Hypothetical*	0.60%	$1,000.00	$1,022.18	$3.06

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTII-3

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2021

Common Stocks—96.0% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—0.6%
AAR Corp. (a)	11,635	$454,114
Aerojet Rocketdyne Holdings, Inc.	26,460	1,237,270
Aerovironment, Inc. (a) (b)	8,365	518,881
Astronics Corp. (a) (b)	9,068	108,816
Byrna Technologies, Inc. (a) (b)	7,406	98,870
Ducommun, Inc. (a)	3,227	150,927
Kaman Corp.	10,494	452,816
Kratos Defense & Security Solutions, Inc. (a)	42,530	825,082
Maxar Technologies, Inc.	25,404	750,180
Moog, Inc. - Class A	10,412	843,060
National Presto Industries, Inc.	1,408	115,498
PAE, Inc. (a)	16,971	168,522
Park Aerospace Corp. (b)	7,125	94,050
Parsons Corp. (a)	10,160	341,884
Triumph Group, Inc. (a)	22,281	412,867
Vectrus, Inc. (a)	3,920	179,418

		6,752,255

Air Freight & Logistics—0.3%
Air Transport Services Group, Inc. (a)	20,568	604,288
Atlas Air Worldwide Holdings, Inc. (a) (b)	10,161	956,353
Forward Air Corp.	8,967	1,085,814
Hub Group, Inc. - Class A (a)	11,249	947,616
Radiant Logistics, Inc. (a)	2,498	18,210

		3,612,281

Airlines—0.3%
Allegiant Travel Co. (a)	5,412	1,012,260
Frontier Group Holdings, Inc. (a) (b)	14,756	200,239
Hawaiian Holdings, Inc. (a)	18,138	333,195
SkyWest, Inc. (a)	16,673	655,249
Spirit Airlines, Inc. (a) (b)	34,929	763,199
Sun Country Airlines Holdings, Inc. (a) (b)	12,318	335,666

		3,299,808

Auto Components—1.3%
Adient plc (a) (b)	32,641	1,562,851
American Axle & Manufacturing Holdings, Inc. (a)	31,169	290,807
Cooper-Standard Holdings, Inc. (a) (b)	7,930	177,711
Dana, Inc.	49,995	1,140,886
Dorman Products, Inc. (a)	9,015	1,018,785
Fox Factory Holding Corp. (a)	14,677	2,496,558
Gentherm, Inc. (a) (b)	11,505	999,785
Goodyear Tire & Rubber Co. (The) (a)	95,413	2,034,205
LCI Industries	8,570	1,335,806
Modine Manufacturing Co. (a)	10,029	101,193
Motorcar Parts of America, Inc. (a) (b)	6,814	116,315
Patrick Industries, Inc. (b)	8,089	652,701
Standard Motor Products, Inc.	6,921	362,591
Stoneridge, Inc. (a) (b)	9,252	182,634
Tenneco, Inc. - Class A (a)	23,943	270,556
Visteon Corp. (a) (b)	9,437	1,048,828
XPEL, Inc. (a)	5,781	394,727

		14,186,939

Automobiles—0.2%
Arcimoto, Inc. (a) (b)	1,384	$10,768
Canoo, Inc. (a) (b)	40,499	312,652
Fisker, Inc. (a) (b)	58,292	916,933
Lordstown Motors Corp. - Class A (a) (b)	61,014	210,498
Winnebago Industries, Inc. (b)	10,945	820,000
Workhorse Group, Inc. (a) (b)	42,384	184,794

		2,455,645

Banks—8.3%
1st Source Corp.	5,951	295,170
Allegiance Bancshares, Inc. (b)	6,717	283,525
Amerant Bancorp, Inc. (b)	9,340	322,697
American National Bankshares, Inc.	4,311	162,438
Ameris Bancorp	23,061	1,145,670
Arrow Financial Corp. (b)	4,764	167,836
Associated Banc-Corp.	50,625	1,143,619
Atlantic Capital Bancshares, Inc. (a)	6,376	183,438
Atlantic Union Bankshares Corp.	26,629	992,995
Banc of California, Inc. (b)	18,927	371,348
BancFirst Corp.	5,725	403,956
Bancorp, Inc. (The) (a)	17,243	436,420
Bank First Corp. (b)	2,663	192,375
Bank of Marin Bancorp (b)	5,192	193,298
Bank of NT Butterfield & Son, Ltd. (The)	17,296	659,151
BankUnited, Inc.	30,399	1,286,182
Banner Corp.	12,017	729,071
Bar Harbor Bankshares	5,292	153,098
Berkshire Hills Bancorp, Inc. (b)	16,851	479,074
Blue Ridge Bankshares, Inc. (b)	7,472	133,749
Brookline Bancorp, Inc.	26,855	434,782
Bryn Mawr Bank Corp.	6,869	309,174
Business First Bancshares, Inc.	6,674	188,941
Byline Bancorp, Inc.	8,821	241,254
Cadence Bank	63,329	1,886,571
Cambridge Bancorp (b)	2,648	247,826
Camden National Corp.	6,031	290,453
Capital City Bank Group, Inc.	5,769	152,302
Capstar Financial Holdings, Inc.	7,899	166,116
Carter Bankshares, Inc. (a)	9,102	140,080
Cathay General Bancorp	25,431	1,093,279
CBTX, Inc.	6,171	178,959
Central Pacific Financial Corp.	8,164	229,980
CIT Group, Inc.	33,642	1,727,180
Citizens & Northern Corp.	6,038	157,713
City Holding Co.	4,757	389,075
Civista Bancshares, Inc.	5,230	127,612
CNB Financial Corp.	6,782	179,723
Coastal Financial Corp. (a) (b)	3,437	173,981
Columbia Banking System, Inc.	27,046	884,945
Community Bank System, Inc.	17,961	1,337,735
Community Trust Bancorp, Inc.	5,081	221,582
ConnectOne Bancorp, Inc.	13,780	450,744
CrossFirst Bankshares, Inc. (a)	16,519	257,862
Customers Bancorp, Inc. (a)	10,596	692,661
CVB Financial Corp. (b)	44,357	949,683
Dime Community Bancshares, Inc. (b)	11,336	398,574

See accompanying notes to financial statements.

BHFTII-4

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2021

Common Stocks—(Continued)

Security Description	Shares	Value

Banks—(Continued)
Eagle Bancorp, Inc.	11,013	$642,498
Eastern Bankshares, Inc. (b)	60,633	1,222,968
Enterprise Bancorp, Inc.	3,354	150,662
Enterprise Financial Services Corp.	13,219	622,483
Equity Bancshares, Inc. - Class A (b)	4,632	157,164
Farmers National Banc Corp.	11,007	204,180
FB Financial Corp.	10,920	478,514
Financial Institutions, Inc.	6,461	205,460
First Bancorp	12,219	558,653
First Bancorp, Inc. (The)	3,758	118,001
First BanCorp/Puerto Rico	69,584	958,868
First Bancshares, Inc. (The)	6,912	266,941
First Bank/Hamilton NJ	5,582	80,995
First Busey Corp.	18,478	501,123
First Commonwealth Financial Corp.	32,439	521,944
First Community Bancshares, Inc.	5,650	188,823
First Financial Bancorp	32,896	802,004
First Financial Bankshares, Inc. (b)	44,473	2,261,007
First Financial Corp.	3,977	180,118
First Foundation, Inc.	13,919	346,026
First Internet Bancorp (b)	3,385	159,230
First Interstate BancSystem, Inc. - Class A (b)	14,090	573,040
First Merchants Corp. (b)	18,811	787,993
First Mid Bancshares, Inc. (b)	6,036	258,280
First Midwest Bancorp, Inc.	39,602	811,049
First of Long Island Corp. (The)	7,996	172,634
Five Star Bancorp (b)	5,331	159,930
Flushing Financial Corp.	10,410	252,963
Fulton Financial Corp.	52,704	895,968
German American Bancorp, Inc. (b)	8,481	330,589
Glacier Bancorp, Inc.	37,735	2,139,574
Great Southern Bancorp, Inc.	3,405	201,746
Great Western Bancorp, Inc.	19,257	653,968
Guaranty Bancshares, Inc. (b)	2,906	109,207
Hancock Whitney Corp.	29,980	1,499,600
Hanmi Financial Corp.	11,484	271,941
HarborOne Bancrop, Inc. (b)	16,612	246,522
Heartland Financial USA, Inc.	14,503	733,997
Heritage Commerce Corp.	13,964	166,730
Heritage Financial Corp.	12,295	300,490
Hilltop Holdings, Inc.	22,119	777,262
Home BancShares, Inc.	52,868	1,287,336
HomeStreet, Inc.	6,963	362,076
HomeTrust Bancshares, Inc.	5,432	168,283
Hope Bancorp, Inc.	35,984	529,325
Horizon Bancorp	12,174	253,828
Howard Bancorp, Inc. (a)	4,816	104,941
Independent Bank Corp.	7,375	176,041
Independent Bank Corp.	15,765	1,285,320
Independent Bank Group, Inc.	13,038	940,692
International Bancshares Corp.	19,040	807,106
Investors Bancorp, Inc.	78,461	1,188,684
Lakeland Bancorp, Inc. (b)	16,916	321,235
Lakeland Financial Corp. (b)	8,350	669,169
Live Oak Bancshares, Inc.	11,266	983,409
Macatawa Bank Corp.	9,405	82,952
Mercantile Bank Corp.	5,350	187,411

Banks—(Continued)
Meta Financial Group, Inc.	10,648	635,260
Metrocity Bankshares, Inc.	7,472	205,704
Metropolitan Bank Holding Corp. (a)	3,249	346,116
Mid Penn Bancorp, Inc.	5,091	161,588
Midland States Bancorp, Inc.	6,845	169,688
MidWestOne Financial Group, Inc.	6,292	203,672
MVB Financial Corp.	3,791	157,402
National Bank Holdings Corp. - Class A	10,343	454,471
NBT Bancorp, Inc. (b)	14,003	539,396
Nicolet Bankshares, Inc. (a)	4,330	371,298
Northrim BanCorp, Inc.	2,219	96,438
OceanFirst Financial Corp.	20,664	458,741
OFG Bancorp	17,884	474,999
Old National Bancorp (b)	55,076	997,977
Old Second Bancorp, Inc.	9,998	125,875
Origin Bancorp, Inc.	7,487	321,342
Orrstown Financial Services, Inc.	3,982	100,346
Pacific Premier Bancorp, Inc.	33,400	1,337,002
Park National Corp.	4,856	666,777
Peapack Gladstone Financial Corp.	6,072	214,949
Peoples Bancorp, Inc.	8,443	268,572
Peoples Financial Services Corp. (b)	2,533	133,464
Preferred Bank (b)	4,747	340,787
Primis Financial Corp.	8,503	127,885
QCR Holdings, Inc.	5,876	329,056
RBB Bancorp (b)	4,676	122,511
Red River Bancshares, Inc.	1,618	86,563
Reliant Bancorp, Inc.	6,730	238,915
Renasant Corp.	19,074	723,858
Republic Bancorp, Inc. - Class A	3,075	156,333
S&T Bancorp, Inc.	14,575	459,404
Sandy Spring Bancorp, Inc.	16,009	769,713
Seacoast Banking Corp. of Florida	17,463	618,016
ServisFirst Bancshares, Inc. (b)	17,302	1,469,632
Sierra Bancorp (b)	5,841	158,583
Silvergate Capital Corp. - Class A (a)	9,265	1,373,073
Simmons First National Corp. - Class A	38,358	1,134,630
SmartFinancial, Inc.	5,462	149,440
South Plains Financial, Inc.	3,888	108,125
South State Corp. (b)	23,862	1,911,585
Southern First Bancshares, Inc. (a) (b)	2,130	133,104
Southside Bancshares, Inc.	11,347	474,532
Spirit of Texas Bancshares, Inc.	4,640	133,539
Stock Yards Bancorp, Inc. (b)	8,157	521,069
Summit Financial Group, Inc. (b)	4,135	113,506
Texas Capital Bancshares, Inc. (a)	17,594	1,060,038
Tompkins Financial Corp.	5,099	426,174
Towne Bank	23,282	735,478
TriCo Bancshares	9,639	414,091
TriState Capital Holdings, Inc. (a)	11,422	345,630
Triumph Bancorp, Inc. (a)	8,184	974,551
Trustmark Corp.	21,627	702,012
UMB Financial Corp.	15,172	1,609,901
United Bankshares, Inc.	46,415	1,683,936
United Community Banks, Inc. (b)	30,118	1,082,441
Univest Financial Corp.	9,428	282,086
Valley National Bancorp	137,211	1,886,651

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2021

Common Stocks—(Continued)

Security Description	Shares	Value

Banks—(Continued)
Veritex Holdings, Inc.	16,326	$649,448
Washington Trust Bancorp, Inc. (b)	5,542	312,403
WesBanco, Inc.	21,083	737,694
West Bancorp, Inc.	7,090	220,286
Westamerica Bancorp	9,691	559,461

		88,340,067

Beverages—0.4%
Celsius Holdings, Inc. (a)	18,716	1,395,652
Coca-Cola Consolidated, Inc.	1,600	990,704
Duckhorn Portfolio, Inc. (The) (a)	13,689	319,501
MGP Ingredients, Inc. (b)	4,809	408,717
National Beverage Corp. (b)	8,223	372,749
Primo Water Corp.	50,419	888,887

		4,376,210

Biotechnology—7.9%
2seventy bio, Inc. (a)	8,165	209,269
4D Molecular Therapeutics, Inc. (a)	11,182	245,333
ACADIA Pharmaceuticals, Inc. (a) (b)	43,086	1,005,627
Adagio Therapeutics, Inc. (a) (b)	7,740	56,192
Adicet Bio, Inc. (a)	8,160	142,718
Affimed NV (a)	27,391	151,198
Agenus, Inc. (a)	79,255	255,201
Agios Pharmaceuticals, Inc. (a) (b)	20,321	667,951
Akebia Therapeutics, Inc. (a)	30,797	69,601
Akero Therapeutics, Inc. (a) (b)	9,830	207,905
Albireo Pharma, Inc. (a)	6,398	149,009
Aldeyra Therapeutics, Inc. (a)	18,715	74,860
Alector, Inc. (a)	20,549	424,337
Aligos Therapeutics, Inc. (a)	8,308	98,616
Alkermes plc (a)	57,471	1,336,775
Allakos, Inc. (a) (b)	12,558	122,943
Allogene Therapeutics, Inc. (a) (b)	22,907	341,772
Allovir, Inc. (a) (b)	11,916	154,193
Altimmune, Inc. (a)	12,799	117,239
ALX Oncology Holdings, Inc. (a)	6,780	145,702
Amicus Therapeutics, Inc. (a) (b)	94,876	1,095,818
AnaptysBio, Inc. (a)	7,034	244,432
Anavex Life Sciences Corp. (a) (b)	23,292	403,883
Anika Therapeutics, Inc. (a) (b)	4,948	177,287
Annexon, Inc. (a) (b)	10,674	122,644
Apellis Pharmaceuticals, Inc. (a)	24,726	1,169,045
Applied Molecular Transport, Inc. (a)	8,573	119,851
Arbutus Biopharma Corp. (a) (b)	9,980	38,822
Arcturus Therapeutics Holdings, Inc. (a)	7,412	274,318
Arcus Biosciences, Inc. (a) (b)	15,912	643,959
Arcutis Biotherapeutics, Inc. (a)	10,548	218,766
Arena Pharmaceuticals, Inc. (a)	21,270	1,976,834
Arrowhead Pharmaceuticals, Inc. (a)	34,801	2,307,306
Atara Biotherapeutics, Inc. (a) (b)	29,753	468,907
Avid Bioservices, Inc. (a) (b)	23,713	691,945
Avidity Biosciences, Inc. (a) (b)	12,243	291,016
Avita Medical, Inc. (a) (b)	10,458	125,287
Beam Therapeutics, Inc. (a) (b)	17,300	1,378,637
BioAtla, Inc. (a)	4,977	97,699

Biotechnology—(Continued)
BioCryst Pharmaceuticals, Inc. (a) (b)	62,014	858,894
Biohaven Pharmaceutical Holding Co., Ltd. (a)	19,281	2,657,115
Bioxcel Therapeutics, Inc. (a) (b)	6,276	127,591
Bluebird Bio, Inc. (a) (b)	24,496	244,715
Blueprint Medicines Corp. (a)	20,651	2,211,929
Bridgebio Pharma, Inc. (a) (b)	38,327	639,294
C4 Therapeutics, Inc. (a) (b)	13,320	428,904
CareDx, Inc. (a)	17,647	802,586
Caribou Biosciences, Inc. (a)	7,531	113,643
Catalyst Pharmaceuticals, Inc. (a)	35,330	239,184
CEL-SCI Corp. (a) (b)	14,494	102,907
Celldex Therapeutics, Inc. (a)	16,056	620,404
Cerevel Therapeutics Holdings, Inc. (a)	15,873	514,603
ChemoCentryx, Inc. (a)	19,189	698,672
Chimerix, Inc. (a)	27,379	176,047
Chinook Therapeutics, Inc. (a) (b)	12,517	204,152
Clovis Oncology, Inc. (a) (b)	43,789	118,668
Cogent Biosciences, Inc. (a) (b)	4,267	36,611
Coherus Biosciences, Inc. (a) (b)	21,324	340,331
Cortexyme, Inc. (a) (b)	7,212	91,015
Crinetics Pharmaceuticals, Inc. (a)	16,354	464,617
Cue Biopharma, Inc. (a) (b)	11,813	133,605
Cullinan Oncology, Inc. (a) (b)	9,808	151,337
Curis, Inc. (a) (b)	32,822	156,233
Cytokinetics, Inc. (a) (b)	28,828	1,313,980
CytomX Therapeutics, Inc. (a)	24,446	105,851
Deciphera Pharmaceuticals, Inc. (a)	15,140	147,918
Denali Therapeutics, Inc. (a)	32,389	1,444,549
DermTech, Inc. (a) (b)	8,843	139,719
Design Therapeutics, Inc. (a)	10,864	232,598
Dynavax Technologies Corp. (a) (b)	36,559	514,385
Dyne Therapeutics, Inc. (a) (b)	12,586	149,648
Eagle Pharmaceuticals, Inc. (a)	4,988	253,989
Editas Medicine, Inc. (a) (b)	23,602	626,633
Emergent BioSolutions, Inc. (a)	17,598	764,985
Enanta Pharmaceuticals, Inc. (a)	6,820	510,000
Epizyme, Inc. (a) (b)	6,462	16,155
Erasca, Inc. (a) (b)	8,360	130,249
Fate Therapeutics, Inc. (a)	28,366	1,659,695
FibroGen, Inc. (a)	30,460	429,486
Foghorn Therapeutics, Inc. (a) (b)	8,683	198,580
Forma Therapeutics Holdings, Inc. (a) (b)	11,944	169,844
G1 Therapeutics, Inc. (a) (b)	14,959	152,731
Generation Bio Co. (a) (b)	3,431	24,291
Geron Corp. (a) (b)	115,159	140,494
Global Blood Therapeutics, Inc. (a)	21,706	635,335
Gossamer Bio, Inc. (a)	22,675	256,454
Gritstone Oncology, Inc. (a) (b)	15,799	203,175
Halozyme Therapeutics, Inc. (a)	47,729	1,919,183
Heron Therapeutics, Inc. (a) (b)	32,773	299,218
Icosavax, Inc. (a) (b)	5,257	120,280
Ideaya Biosciences, Inc. (a)	10,897	257,605
IGM Biosciences, Inc. (a) (b)	3,333	97,757
Immunitybio, Inc. (a) (b)	25,881	157,356
ImmunoGen, Inc. (a)	69,797	517,894
Immunovant, Inc. (a) (b)	4,807	40,956
Inhibrx, Inc. (a) (b)	11,523	503,209

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2021

Common Stocks—(Continued)

Security Description	Shares	Value

Biotechnology—(Continued)
Inovio Pharmaceuticals, Inc. (a) (b)	73,073	$364,634
Insmed, Inc. (a)	40,053	1,091,044
Instil Bio, Inc. (a) (b)	20,414	349,284
Intellia Therapeutics, Inc. (a) (b)	24,153	2,855,851
Intercept Pharmaceuticals, Inc. (a) (b)	11,215	182,692
Invitae Corp. (a)	71,322	1,089,087
Ironwood Pharmaceuticals, Inc. (a) (b)	50,961	594,205
iTeos Therapeutics, Inc. (a) (b)	7,999	372,433
IVERIC bio, Inc. (a)	40,293	673,699
Janux Therapeutics, Inc. (a)	5,302	104,608
Jounce Therapeutics, Inc. (a)	1,671	13,953
KalVista Pharmaceuticals, Inc. (a)	6,130	81,100
Karuna Therapeutics, Inc. (a) (b)	8,002	1,048,262
Karyopharm Therapeutics, Inc. (a) (b)	27,007	173,655
Keros Therapeutics, Inc. (a) (b)	5,456	319,231
Kezar Life Sciences, Inc. (a) (b)	12,936	216,290
Kiniksa Pharmaceuticals, Ltd. - Class A (a)	11,087	130,494
Kinnate Biopharma, Inc. (a) (b)	9,927	175,906
Kodiak Sciences, Inc. (a) (b)	11,661	988,620
Kronos Bio, Inc. (a)	15,479	210,360
Krystal Biotech, Inc. (a) (b)	6,648	465,028
Kura Oncology, Inc. (a)	23,723	332,122
Kymera Therapeutics, Inc. (a)	12,247	777,562
Lexicon Pharmaceuticals, Inc. (a) (b)	25,604	100,880
Ligand Pharmaceuticals, Inc. (a)	5,564	859,415
Lineage Cell Therapeutics, Inc. (a) (b)	49,379	120,979
MacroGenics, Inc. (a)	21,059	337,997
Madrigal Pharmaceuticals, Inc. (a) (b)	4,214	357,094
MannKind Corp. (a) (b)	68,502	299,354
MEI Pharma, Inc. (a) (b)	7,478	19,966
MeiraGTx Holdings plc (a) (b)	10,435	247,727
Mersana Therapeutics, Inc. (a)	27,023	168,083
MiMedx Group, Inc. (a) (b)	40,218	242,917
Morphic Holding, Inc. (a)	7,677	363,736
Myriad Genetics, Inc. (a) (b)	27,414	756,626
Nurix Therapeutics, Inc. (a) (b)	11,779	341,002
Nuvalent, Inc. - Class A (a) (b)	4,369	83,186
Ocugen, Inc. (a) (b)	65,983	300,223
Olema Pharmaceuticals, Inc. (a) (b)	9,573	89,603
Opko Health, Inc. (a) (b)	120,947	581,755
Organogenesis Holdings, Inc. (a)	14,733	136,133
ORIC Pharmaceuticals, Inc. (a) (b)	11,317	166,360
Passage Bio, Inc. (a) (b)	10,730	68,136
PMV Pharmaceuticals, Inc. (a) (b)	10,611	245,114
Praxis Precision Medicines, Inc. (a)	13,093	257,932
Precigen, Inc. (a) (b)	13,296	49,328
Precision BioSciences, Inc. (a)	19,040	140,896
Prometheus Biosciences, Inc. (a) (b)	11,237	444,311
Protagonist Therapeutics, Inc. (a)	15,088	516,010
Prothena Corp. plc (a) (b)	12,610	622,934
PTC Therapeutics, Inc. (a) (b)	24,991	995,392
Radius Health, Inc. (a) (b)	18,090	125,183
Rapt Therapeutics, Inc. (a)	6,958	255,567
Recursion Pharmaceuticals, Inc. - Class A (a) (b)	41,202	705,790
REGENXBIO, Inc. (a)	15,197	496,942
Relay Therapeutics, Inc. (a) (b)	24,426	750,122
Replimune Group, Inc. (a)	9,865	267,342

Biotechnology—(Continued)
REVOLUTION Medicines, Inc. (a) (b)	21,613	543,999
Rhythm Pharmaceuticals, Inc. (a)	15,372	153,413
Rigel Pharmaceuticals, Inc. (a) (b)	29,581	78,390
Rocket Pharmaceuticals, Inc. (a) (b)	14,674	320,333
Rubius Therapeutics, Inc. (a) (b)	16,756	162,198
Sana Biotechnology, Inc. (a) (b)	30,778	476,443
Sangamo Therapeutics, Inc. (a) (b)	44,571	334,283
Scholar Rock Holding Corp. (a) (b)	10,772	267,577
Selecta Biosciences, Inc. (a) (b)	36,076	117,608
Seres Therapeutics, Inc. (a) (b)	25,540	212,748
Sorrento Therapeutics, Inc. (a) (b)	104,535	486,088
Spectrum Pharmaceuticals, Inc. (a)	8,517	10,817
Spero Therapeutics, Inc. (a) (b)	9,977	159,732
SpringWorks Therapeutics, Inc. (a)	10,552	654,013
Stoke Therapeutics, Inc. (a)	7,332	175,895
Sutro Biopharma, Inc. (a)	16,423	244,374
Syndax Pharmaceuticals, Inc. (a) (b)	17,053	373,290
Talaris Therapeutics, Inc. (a) (b)	9,762	149,261
Taysha Gene Therapies, Inc. (a) (b)	9,509	110,780
Tenaya Therapeutics, Inc. (a) (b)	5,857	110,990
TG Therapeutics, Inc. (a) (b)	44,826	851,694
Travere Therapeutics, Inc. (a)	21,324	661,897
Turning Point Therapeutics, Inc. (a)	16,488	786,478
Twist Bioscience Corp. (a) (b)	16,382	1,267,803
Vanda Pharmaceuticals, Inc. (a) (b)	19,612	307,712
Vaxart, Inc. (a) (b)	44,017	275,987
Vaxcyte, Inc. (a) (b)	14,946	355,565
VBI Vaccines, Inc. (a)	70,444	164,839
Veracyte, Inc. (a) (b)	24,557	1,011,748
Verastem, Inc. (a)	65,204	133,668
Vericel Corp. (a)	16,730	657,489
Verve Therapeutics, Inc. (a) (b)	5,814	214,362
Viking Therapeutics, Inc. (a) (b)	26,477	121,794
Vir Biotechnology, Inc. (a) (b)	21,642	906,151
VistaGen Therapeutics, Inc. (a) (b)	84,097	163,989
Vor BioPharma, Inc. (a)	8,268	96,074
Werewolf Therapeutics, Inc. (a)	11,421	136,024
Xencor, Inc. (a)	19,810	794,777
Y-mAbs Therapeutics, Inc. (a) (b)	13,415	217,457
Zentalis Pharmaceuticals, Inc. (a)	12,526	1,052,936
ZIOPHARM Oncology, Inc. (a) (b)	12,101	13,190

		83,548,177

Building Products—1.3%
AAON, Inc.	14,309	1,136,564
American Woodmark Corp. (a)	6,243	407,044
Apogee Enterprises, Inc.	8,397	404,316
Caesarstone, Ltd.	8,108	91,945
Cornerstone Building Brands, Inc. (a)	18,962	330,697
CSW Industrials, Inc.	5,399	652,523
Gibraltar Industries, Inc. (a)	11,164	744,415
Griffon Corp.	17,255	491,422
Insteel Industries, Inc.	7,079	281,815
JELD-WEN Holding, Inc. (a)	31,425	828,363
Masonite International Corp. (a)	8,366	986,770
PGT Innovations, Inc. (a)	20,640	464,194

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2021

Common Stocks—(Continued)

Security Description	Shares	Value

Building Products—(Continued)
Quanex Building Products Corp. (b)	12,585	$311,856
Resideo Technologies, Inc. (a)	50,093	1,303,921
Simpson Manufacturing Co., Inc.	15,108	2,101,070
UFP Industries, Inc.	20,840	1,917,488
View, Inc. (a) (b)	55,872	218,459
Zurn Water Solutions Corp.	42,619	1,551,332

		14,224,194

Capital Markets—1.6%
Artisan Partners Asset Management, Inc. - Class A	20,001	952,848
AssetMark Financial Holdings, Inc. (a)	6,422	168,321
B. Riley Financial, Inc.	6,563	583,188
BGC Partners, Inc. - Class A	98,083	456,086
Blucora, Inc. (a)	17,555	304,053
Brightsphere Investment Group, Inc.	19,441	497,690
Cohen & Steers, Inc. (b)	8,580	793,736
Cowen, Inc. - Class A (b)	10,078	363,816
Diamond Hill Investment Group, Inc.	1,057	205,301
Donnelley Financial Solutions, Inc. (a)	10,141	478,047
Federated Hermes, Inc.	31,681	1,190,572
Focus Financial Partners, Inc. - Class A (a)	20,659	1,233,755
GCM Grosvenor, Inc. - Class A (b)	15,754	165,417
Greenhill & Co., Inc. (b)	4,969	89,094
Hamilton Lane, Inc. - Class A (b)	11,802	1,222,923
Houlihan Lokey, Inc.	17,606	1,822,573
Moelis & Co. - Class A	20,580	1,286,456
Open Lending Corp. - Class A (a)	37,857	851,025
Oppenheimer Holdings, Inc. - Class A	3,028	140,408
Piper Sandler Cos.	6,026	1,075,701
PJT Partners, Inc. - Class A	8,339	617,836
Sculptor Capital Management, Inc. (b)	8,165	174,323
StepStone Group, Inc. - Class A	14,477	601,809
Stonex Group, Inc. (a)	5,797	355,066
Virtus Investment Partners, Inc. (b)	2,499	742,453
WisdomTree Investments, Inc. (b)	34,627	211,917

		16,584,414

Chemicals—1.9%
AdvanSix, Inc.	9,088	429,408
American Vanguard Corp.	10,391	170,309
Amyris, Inc. (a) (b)	38,202	206,673
Avient Corp.	30,577	1,710,783
Balchem Corp.	11,200	1,888,320
Cabot Corp.	20,052	1,126,922
Chase Corp.	2,546	253,480
Danimer Scientific, Inc. (a) (b)	34,738	295,968
Ecovyst, Inc.	17,935	183,654
Ferro Corp. (a)	29,657	647,412
GCP Applied Technologies, Inc. (a)	16,057	508,365
Hawkins, Inc. (b)	5,920	233,544
HB Fuller Co. (b)	17,873	1,447,713
Ingevity Corp. (a)	13,754	986,162
Innospec, Inc.	8,439	762,379
Intrepid Potash, Inc. (a)	3,574	152,717
Koppers Holdings, Inc. (a)	8,316	260,291
Kraton Corp. (a)	10,374	480,524

Chemicals—(Continued)
Kronos Worldwide, Inc. (b)	7,992	119,960
Livent Corp. (a) (b)	56,083	1,367,304
Minerals Technologies, Inc.	11,123	813,647
Orion Engineered Carbons S.A. (a)	20,927	384,220
PureCycle Technologies, Inc. (a) (b)	21,420	204,989
Quaker Chemical Corp. (b)	4,562	1,052,818
Rayonier Advanced Materials, Inc. (a)	21,822	124,604
Sensient Technologies Corp.	14,641	1,464,978
Stepan Co.	7,227	898,244
Tredegar Corp. (b)	7,835	92,610
Trinseo plc	13,205	692,734
Tronox Holding plc - Class A	41,343	993,472
Zymergen, Inc. (a)(b)	31,885	213,311

		20,167,515

Commercial Services & Supplies—1.7%
ABM Industries, Inc.	23,102	943,717
ACCO Brands Corp.	23,218	191,781
Brady Corp. - Class A	16,772	904,011
BrightView Holdings, Inc. (a) (b)	14,394	202,667
Brink’s Co. (The) (b)	16,111	1,056,398
Casella Waste Systems, Inc. - Class A (a)	16,762	1,431,810
Cimpress plc (a)	6,224	445,701
CoreCivic, Inc. (a)	41,394	412,698
Deluxe Corp. (b)	14,396	462,255
Ennis, Inc.	9,011	175,985
Harsco Corp. (a) (b)	27,344	456,918
Healthcare Services Group, Inc. (b)	27,110	482,287
Heritage-Crystal Clean, Inc. (a)	6,299	201,694
HNI Corp. (b)	15,112	635,460
Interface, Inc. (b)	20,528	327,422
KAR Auction Services, Inc. (a) (b)	41,784	652,666
Kimball International, Inc. - Class B	12,880	131,762
Matthews International Corp. - Class A	11,034	404,617
MillerKnoll, Inc.	25,792	1,010,788
Montrose Environmental Group, Inc. (a) (b)	9,033	636,917
Pitney Bowes, Inc.	49,505	328,218
RR Donnelley & Sons Co. (a)	24,741	278,584
SP Plus Corp. (a)	8,026	226,494
Steelcase, Inc. - Class A	30,212	354,085
Tetra Tech, Inc.	18,574	3,153,865
U.S. Ecology, Inc. (a) (b)	11,349	362,487
UniFirst Corp.	5,229	1,100,181
Viad Corp. (a)	6,618	283,184
VSE Corp. (b)	4,405	268,441

		17,523,093

Communications Equipment—0.8%
ADTRAN, Inc.	16,670	380,576
Aviat Networks, Inc. (a)	3,608	115,745
CalAmp Corp. (a)	12,551	88,610
Calix, Inc. (a)	18,967	1,516,791
Cambium Networks Corp. (a)	3,242	83,092
Clearfield, Inc. (a)	3,951	333,543
Comtech Telecommunications Corp. (b)	9,651	228,632
Digi International, Inc. (a)	11,390	279,852

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2021

Common Stocks—(Continued)

Security Description	Shares	Value

Communications Equipment—(Continued)
DZS, Inc. (a)	6,096	$98,877
EMCORE Corp. (a)	13,095	91,403
Extreme Networks, Inc. (a)	43,045	675,807
Harmonic, Inc. (a) (b)	31,330	368,441
Infinera Corp. (a) (b)	62,963	603,815
Inseego Corp. (a) (b)	29,765	173,530
NETGEAR, Inc. (a) (b)	10,251	299,432
NetScout Systems, Inc. (a)	23,746	785,518
Plantronics, Inc. (a) (b)	14,059	412,491
Ribbon Communications, Inc. (a) (b)	11,903	72,013
Viavi Solutions, Inc. (a) (b)	82,096	1,446,532

		8,054,700

Construction & Engineering—1.5%
Ameresco, Inc. - Class A (a)	10,064	819,612
API Group Corp. (a)	68,630	1,768,595
Arcosa, Inc.	16,643	877,086
Argan, Inc.	6,140	237,557
Comfort Systems USA, Inc.	12,500	1,236,750
Construction Partners, Inc. - Class A (a)	11,691	343,832
Dycom Industries, Inc. (a)	9,730	912,285
EMCOR Group, Inc.	18,442	2,349,326
Fluor Corp. (a)	49,349	1,222,375
Granite Construction, Inc. (b)	16,882	653,333
Great Lakes Dredge & Dock Corp. (a) (b)	22,694	356,750
IES Holdings, Inc. (a) (b)	3,768	190,811
Infrastructure and Energy Alternatives, Inc. (a)	1,234	11,353
MYR Group, Inc. (a)	5,521	610,347
Northwest Pipe Co. (a) (b)	3,497	111,205
NV5 Global, Inc. (a)	4,636	640,324
Primoris Services Corp.	18,341	439,817
Sterling Construction Co., Inc. (a)	10,373	272,810
Tutor Perini Corp. (a)	14,544	179,909
WillScot Mobile Mini Holdings Corp. (a)	72,394	2,956,571

		16,190,648

Construction Materials—0.2%
Forterra, Inc. (a) (b)	11,105	264,077
Summit Materials, Inc. - Class A (a) (b)	40,690	1,633,296
United States Lime & Minerals, Inc. (b)	743	95,862

		1,993,235

Consumer Finance—0.8%
Atlanticus Holdings Corp. (a)	1,946	138,789
Curo Group Holdings Corp.	8,266	132,339
Encore Capital Group, Inc. (a)	9,864	612,653
Enova International, Inc. (a)	13,516	553,615
EZCORP, Inc. - Class A (a) (b)	6,282	46,298
FirstCash Holdings, Inc. (b)	13,449	1,006,120
Green Dot Corp. - Class A (a)	18,477	669,606
LendingClub Corp. (a)	34,752	840,303
LendingTree, Inc. (a)	4,163	510,384
Navient Corp.	54,266	1,151,525
Nelnet, Inc. - Class A	5,967	582,857
Oportun Financial Corp. (a)	7,407	149,992

Consumer Finance—(Continued)
PRA Group, Inc. (a) (b)	14,698	737,987
PROG Holdings, Inc. (a)	23,030	1,038,883
Regional Management Corp.	3,196	183,642
World Acceptance Corp. (a)	1,519	372,808

		8,727,801

Containers & Packaging—0.2%
Greif, Inc. - Class A	8,697	525,038
Greif, Inc. - Class B (b)	2,362	141,200
Myers Industries, Inc.	13,639	272,916
O-I Glass, Inc. (a)	51,183	615,732
Pactiv Evergreen, Inc.	17,273	219,022
Ranpak Holdings, Corp. (a)	12,914	485,308
UFP Technologies, Inc. (a)	2,028	142,487

		2,401,703

Distributors—0.0%
Funko, Inc. - Class A (a) (b)	9,888	185,894

Diversified Consumer Services—0.6%
2U, Inc. (a) (b)	25,600	513,792
Adtalem Global Education, Inc. (a) (b)	16,606	490,873
American Public Education, Inc. (a)	6,422	142,890
Carriage Services, Inc.	5,721	368,661
Coursera, Inc. (a)	26,293	642,601
European Wax Center, Inc. - Class A (a) (b)	4,374	132,751
Graham Holdings Co. - Class B (b)	1,386	872,944
Houghton Mifflin Harcourt Co. (a)	44,358	714,164
Laureate Education, Inc. - Class A	30,771	376,637
OneSpaWorld Holdings, Ltd. (a) (b)	10,376	103,968
Perdoceo Education Corp. (a) (b)	24,654	289,931
PowerSchool Holdings, Inc. - Class A (a) (b)	20,226	333,122
Strategic Education, Inc. (b)	8,893	514,371
Stride, Inc. (a)	15,318	510,549
Udemy, Inc. (a)	6,474	126,502
Vivint Smart Home, Inc. (a) (b)	31,962	312,588
WW International, Inc. (a) (b)	18,914	305,083

		6,751,427

Diversified Financial Services—0.2%
A-Mark Precious Metals, Inc.	3,327	203,280
Alerus Financial Corp.	4,862	142,359
Banco Latinoamericano de Comercio Exterior S.A. - Class E	11,004	182,666
Cannae Holdings, Inc. (a)	28,533	1,002,935

		1,531,240

Diversified Telecommunication Services—0.6%
Anterix, Inc. (a)	4,083	239,917
ATN International, Inc.	4,754	189,922
Bandwidth, Inc. - Class A (a) (b)	8,108	581,830
Cogent Communications Holdings, Inc. (b)	15,057	1,101,871
Consolidated Communications Holdings, Inc. (a) (b)	25,357	189,670
EchoStar Corp. - Class A (a) (b)	14,853	391,377
Globalstar, Inc. (a) (b)	210,391	244,054
IDT Corp. - Class B (a)	7,323	323,384

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2021

Common Stocks—(Continued)

Security Description	Shares	Value

Diversified Telecommunication Services—(Continued)
Iridium Communications, Inc. (a)	40,552	$1,674,392
Liberty Latin America, Ltd. - Class A (a)	7,860	91,648
Liberty Latin America, Ltd. - Class C (a)	46,611	531,366
Ooma, Inc. (a)	8,609	175,968
Radius Global Infrastructure, Inc. - Class A (a) (b)	21,804	351,044
Telesat Corp. (a) (b)	5,120	146,790

		6,233,233

Electric Utilities—0.6%
ALLETE, Inc.	18,161	1,204,982
MGE Energy, Inc.	12,797	1,052,553
Otter Tail Corp.	14,660	1,047,017
PNM Resources, Inc.	29,601	1,350,102
Portland General Electric Co.	30,482	1,613,108

		6,267,762

Electrical Equipment—1.0%
Allied Motion Technologies, Inc.	4,130	150,704
American Superconductor Corp. (a) (b)	10,830	117,830
Array Technologies, Inc. (a) (b)	47,853	750,814
Atkore, Inc. (a)	15,766	1,753,021
AZZ, Inc.	8,063	445,803
Babcock & Wilcox Enterprises, Inc. (a) (b)	19,628	177,045
Blink Charging Co. (a) (b)	13,174	349,243
Bloom Energy Corp. - Class A (a) (b)	49,578	1,087,246
Encore Wire Corp.	6,794	972,221
EnerSys	15,016	1,187,165
Eos Energy Enterprises, Inc. (a) (b)	16,761	126,043
FuelCell Energy, Inc. (a)	127,052	660,670
GrafTech International, Ltd.	64,041	757,605
Powell Industries, Inc.	3,308	97,553
Romeo Power, Inc. (a) (b)	48,590	177,353
Stem, Inc. (a) (b)	40,734	772,724
Thermon Group Holdings, Inc. (a)	11,598	196,354
TPI Composites, Inc. (a)	11,883	177,770
Vicor Corp. (a)	7,241	919,462

		10,876,626

Electronic Equipment, Instruments & Components—2.3%
908 Devices, Inc. (a) (b)	7,715	199,587
Advanced Energy Industries, Inc.	12,905	1,175,129
Aeva Technologies, Inc. (a) (b)	39,886	301,538
Akoustis Technologies, Inc. (a) (b)	17,261	115,304
Arlo Technologies, Inc. (a)	20,521	215,265
Badger Meter, Inc. (b)	10,136	1,080,092
Belden, Inc.	15,359	1,009,547
Benchmark Electronics, Inc.	12,513	339,102
CTS Corp. (b)	12,351	453,529
ePlus, Inc. (a)	10,004	539,016
Fabrinet (a)	12,442	1,474,004
FARO Technologies, Inc. (a)	6,602	462,272
Identiv, Inc. (a) (b)	7,717	217,156
II-VI, Inc. (a) (b)	36,796	2,514,271
Insight Enterprises, Inc. (a) (b) (c)	11,745	1,252,017
Itron, Inc. (a)	15,613	1,069,803

Electronic Equipment, Instruments & Components—(Continued)
Kimball Electronics, Inc. (a)	9,543	207,656
Knowles Corp. (a) (b)	30,951	722,706
Luna Innovations, Inc. (a) (b)	11,208	94,596
Methode Electronics, Inc. (b)	12,930	635,768
MicroVision, Inc. (a) (b)	42,933	215,094
Napco Security Technologies, Inc. (a)	5,652	282,487
nLight, Inc. (a)	14,866	356,041
Novanta, Inc. (a)	12,399	2,186,316
OSI Systems, Inc. (a) (b)	5,771	537,857
Ouster, Inc. (a)	58,937	306,472
PAR Technology Corp. (a) (b)	8,465	446,698
PC Connection, Inc.	3,547	152,982
Plexus Corp. (a) (c)	9,599	920,448
Rogers Corp. (a) (b)	6,411	1,750,203
Sanmina Corp. (a)	22,428	929,865
ScanSource, Inc. (a)	8,101	284,183
TTM Technologies, Inc. (a)	35,927	535,312
Velodyne Lidar, Inc. (a) (b)	32,008	148,517
Vishay Intertechnology, Inc.	45,367	992,176
Vishay Precision Group, Inc. (a)	5,267	195,511

		24,318,520

Energy Equipment & Services—0.8%
Archrock, Inc.	49,321	368,921
Aspen Aerogels, Inc. (a)	7,483	372,579
Bristow Group, Inc. (a) (b)	8,308	263,114
Cactus, Inc. - Class A	19,577	746,471
ChampionX Corp. (a)	70,110	1,416,923
DMC Global, Inc. (a) (b)	6,765	267,962
Dril-Quip, Inc. (a)	12,726	250,448
Expro Group Holdings NV (a)	16,177	232,140
FTS International, Inc. - Class A (a) (b)	3,199	83,974
Helix Energy Solutions Group, Inc. (a)	56,226	175,425
Helmerich & Payne, Inc. (b)	37,512	889,034
Liberty Oilfield Services, Inc. - Class A (a) (b)	23,797	230,831
Nabors Industries, Ltd. (a)	2,206	178,885
National Energy Services Reunited Corp. (a) (b)	11,331	107,078
Newpark Resources, Inc. (a) (b)	32,358	95,133
NexTier Oilfield Solutions, Inc. (a)	60,275	213,976
Oceaneering International, Inc. (a)	35,840	405,350
Oil States International, Inc. (a)	24,658	122,550
Patterson-UTI Energy, Inc.	68,347	577,532
ProPetro Holding Corp. (a)	21,272	172,303
RPC, Inc. (a) (b)	26,045	118,244
Select Energy Services, Inc. - Class A (a) (b)	22,065	137,465
TETRA Technologies, Inc. (a)	43,695	124,094
Tidewater, Inc. (a)	17,119	183,344
U.S. Silica Holdings, Inc. (a) (b)	25,504	239,738

		7,973,514

Entertainment—0.8%
AMC Entertainment Holdings, Inc. - Class A (a) (b)	178,303	4,849,842
Cinemark Holdings, Inc. (a) (b)	37,384	602,630
IMAX Corp. (a)	18,129	323,421
Liberty Media Corp-Liberty Braves - Class C (a)	12,842	360,860
Liberty Media Corp. Liberty Braves - Class A (a)	3,713	106,749

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2021

Common Stocks—(Continued)

Security Description	Shares	Value

Entertainment—(Continued)
Lions Gate Entertainment Corp. - Class A (a) (b)	20,369	$338,940
Lions Gate Entertainment Corp. - Class B (a)	40,868	628,959
Madison Square Garden Entertainment Corp. (a) (b)	9,098	639,953
Marcus Corp. (The) (a) (b)	8,228	146,952

		7,998,306

Equity Real Estate Investment Trusts—6.4%
Acadia Realty Trust	30,219	659,681
Agree Realty Corp.	23,549	1,680,457
Alexander & Baldwin, Inc. (a)	26,962	676,477
Alexander’s, Inc.	759	197,568
American Assets Trust, Inc.	17,223	646,379
American Finance Trust, Inc. (b)	42,895	391,631
Apartment Investment & Management Co. - Class A (a)	52,165	402,714
Apple Hospitality REIT, Inc.	73,539	1,187,655
Armada Hoffler Properties, Inc.	20,899	318,083
Braemar Hotels & Resorts, Inc. (a) (b)	1,685	8,593
Brandywine Realty Trust	58,289	782,238
Broadstone Net Lease, Inc. (b)	54,358	1,349,166
CareTrust REIT, Inc.	33,166	757,180
CatchMark Timber Trust, Inc. - Class A	17,205	149,856
Centerspace	5,316	589,544
Chatham Lodging Trust (a)	16,628	228,136
City Office REIT, Inc.	15,043	296,648
Community Healthcare Trust, Inc.	8,030	379,578
CorePoint Lodging, Inc. (a)	13,689	214,917
Corporate Office Properties Trust	40,359	1,128,841
CTO Realty Growth, Inc. (b)	2,109	129,535
DiamondRock Hospitality Co. (a)	63,559	610,802
DigitalBridge Group, Inc. (a) (b)	166,346	1,385,662
Diversified Healthcare Trust	52,776	163,078
Douglas Elliman, Inc. (a)	22,706	261,119
Easterly Government Properties, Inc.	28,209	646,550
EastGroup Properties, Inc.	13,811	3,146,836
Empire State Realty Trust, Inc. - Class A	49,306	438,823
Equity Commonwealth (a)	41,910	1,085,469
Essential Properties Realty Trust, Inc.	42,553	1,226,803
Farmland Partners, Inc.	10,095	120,635
Four Corners Property Trust, Inc.	27,333	803,864
Franklin Street Properties Corp.	23,749	141,307
Geo Group, Inc. (The) (a) (b)	40,787	316,099
Getty Realty Corp.	14,042	450,608
Gladstone Commercial Corp.	12,023	309,833
Gladstone Land Corp.	10,827	365,520
Global Medical REIT, Inc.	18,398	326,564
Global Net Lease, Inc. (b)	34,451	526,411
Healthcare Realty Trust, Inc.	52,320	1,655,405
Hersha Hospitality Trust (a)	11,477	105,244
Independence Realty Trust, Inc.	36,538	943,777
Indus Realty Trust, Inc. (b)	1,581	128,156
Industrial Logistics Properties Trust	23,274	583,014
Innovative Industrial Properties, Inc.	8,095	2,128,256
iStar, Inc. (b)	24,106	622,658
Kite Realty Group Trust	76,449	1,665,059
LTC Properties, Inc. (b)	15,108	515,787
LXP Industrial Trust (b)	93,318	1,457,627
Macerich Co. (The) (b)	74,106	1,280,552

Equity Real Estate Investment Trusts—(Continued)
Monmouth Real Estate Investment Corp.	33,146	696,397
National Health Investors, Inc.	15,012	862,740
National Storage Affiliates Trust	27,642	1,912,826
NETSTREIT Corp.	14,605	334,454
NexPoint Residential Trust, Inc. (b)	7,814	655,048
Office Properties Income Trust	16,817	417,734
One Liberty Properties, Inc. (b)	6,483	228,720
Outfront Media, Inc.	51,944	1,393,138
Paramount Group, Inc.	64,269	536,003
Pebblebrook Hotel Trust	46,458	1,039,265
Phillips Edison & Co., Inc. (b)	7,305	241,357
Physicians Realty Trust	75,576	1,423,096
Piedmont Office Realty Trust, Inc. - Class A	41,047	754,444
Plymouth Industrial REIT, Inc.	10,839	346,848
PotlatchDeltic Corp.	22,893	1,378,616
Preferred Apartment Communities, Inc. - Class A	18,248	329,559
PS Business Parks, Inc.	6,725	1,238,543
Retail Opportunity Investments Corp.	41,820	819,672
RLJ Lodging Trust	56,512	787,212
RPT Realty	28,918	386,923
Ryman Hospitality Properties, Inc. (a)	18,956	1,743,194
Sabra Health Care REIT, Inc.	76,862	1,040,711
Safehold, Inc. (b)	7,154	571,247
Saul Centers, Inc.	3,884	205,930
Seritage Growth Properties - Class A (a) (b)	7,651	101,529
Service Properties Trust	53,587	471,030
SITE Centers Corp.	58,444	925,169
STAG Industrial, Inc.	60,378	2,895,729
Summit Hotel Properties, Inc. (a)	27,549	268,878
Sunstone Hotel Investors, Inc. (a)	68,289	801,030
Tanger Factory Outlet Centers, Inc. (b)	34,992	674,646
Terreno Realty Corp.	25,258	2,154,255
UMH Properties, Inc.	14,925	407,900
Uniti Group, Inc. (b)	64,587	904,864
Universal Health Realty Income Trust	4,263	253,521
Urban Edge Properties	39,794	756,086
Urstadt Biddle Properties, Inc. - Class A (b)	11,225	239,092
Veris Residential, Inc. (a)	30,231	555,646
Washington Real Estate Investment Trust	28,554	738,121
Whitestone REIT	7,228	73,220
Xenia Hotels & Resorts, Inc. (a)	37,927	686,858

		67,837,646

Food & Staples Retailing—1.0%
Andersons, Inc. (The)	11,198	433,474
BJ’s Wholesale Club Holdings, Inc. (a) (b)	47,225	3,162,658
Chefs’ Warehouse, Inc. (The) (a)	11,522	383,683
HF Foods Group, Inc. (a) (b)	13,328	112,755
Ingles Markets, Inc. - Class A	4,911	424,016
Performance Food Group Co. (a)	52,048	2,388,483
Pricesmart, Inc.	8,002	585,506
Rite Aid Corp. (a) (b)	17,917	263,201
SpartanNash Co.	12,524	322,618
Sprouts Farmers Market, Inc. (a) (b)	39,087	1,160,102
United Natural Foods, Inc. (a)	19,108	937,821
Weis Markets, Inc. (b)	6,201	408,522

		10,582,839

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2021

Common Stocks—(Continued)

Security Description	Shares	Value

Food Products—1.0%
AppHarvest, Inc. (a) (b)	27,468	$106,851
B&G Foods, Inc. (b)	21,670	665,919
Cal-Maine Foods, Inc. (a) (b)	13,890	513,791
Calavo Growers, Inc.	5,820	246,768
Fresh Del Monte Produce, Inc.	10,240	282,624
Hostess Brands, Inc. (a)	47,613	972,257
J & J Snack Foods Corp.	5,253	829,764
John B Sanfilippo & Son, Inc.	2,849	256,866
Lancaster Colony Corp.	6,596	1,092,298
Landec Corp. (a)	2,638	29,282
Limoneira Co. (b)	6,067	91,005
Mission Produce, Inc. (a)	15,099	237,054
Sanderson Farms, Inc.	6,797	1,298,771
Seneca Foods Corp. - Class A (a)	2,395	114,840
Simply Good Foods Co. (The) (a)	30,224	1,256,412
Sovos Brands, Inc. (a)	10,886	163,834
Tattooed Chef, Inc. (a) (b)	18,663	290,023
Tootsie Roll Industries, Inc.	6,218	225,278
TreeHouse Foods, Inc. (a) (b)	18,804	762,126
UTZ Brands, Inc. (b)	22,721	362,400
Vital Farms, Inc. (a) (b)	9,557	172,599
Whole Earth Brands, Inc. (a)	16,393	176,061

		10,146,823

Gas Utilities—0.9%
Brookfield Infrastructure Corp. - Class A	20,693	1,412,504
Chesapeake Utilities Corp.	5,971	870,632
New Jersey Resources Corp.	33,368	1,370,090
Northwest Natural Holding Co.	10,881	530,775
ONE Gas, Inc. (b)	17,702	1,373,498
South Jersey Industries, Inc. (b)	35,356	923,499
Southwest Gas Holdings, Inc. (a)	20,706	1,450,455
Spire, Inc. (b)	17,502	1,141,481

		9,072,934

Health Care Equipment & Supplies—3.1%
Accuray, Inc. (a) (b)	18,378	87,663
Alphatec Holdings, Inc. (a) (b)	25,663	293,328
AngioDynamics, Inc. (a)	12,161	335,400
Apyx Medical Corp. (a)	11,665	149,545
Asensus Surgical, Inc. (a) (b)	92,945	103,169
AtriCure, Inc. (a)	15,592	1,084,112
Atrion Corp.	495	348,926
Avanos Medical, Inc. (a)	18,331	635,536
AxoGen, Inc. (a)	14,840	139,051
Axonics, Inc. (a) (b)	15,955	893,480
BioLife Solutions, Inc. (a) (b)	3,986	148,558
Bioventus, Inc. - Class A (a)	12,058	174,720
Butterfly Network, Inc. (a) (b)	47,336	316,678
Cardiovascular Systems, Inc. (a)	13,837	259,859
Cerus Corp. (a) (b)	59,814	407,333
CONMED Corp. (b)	9,867	1,398,746
CryoLife, Inc. (a) (b)	12,730	259,056
CryoPort, Inc. (a)	13,680	809,446
Cutera, Inc. (a)	6,744	278,662
Glaukos Corp. (a)	16,191	719,528

Health Care Equipment & Supplies—(Continued)
Haemonetics Corp. (a)	18,130	961,615
Heska Corp. (a) (b)	3,474	633,970
Inari Medical, Inc. (a)	12,217	1,115,046
Inogen, Inc. (a)	6,732	228,888
Integer Holdings Corp. (a) (b)	11,577	990,875
Intersect ENT, Inc. (a)	13,971	381,548
iRadimed Corp. (a) (b)	2,491	115,109
iRhythm Technologies, Inc. (a)	10,573	1,244,336
Lantheus Holdings, Inc. (a)	26,066	753,047
LeMaitre Vascular, Inc. (b)	7,651	384,310
LivaNova plc (a)	18,448	1,612,909
Meridian Bioscience, Inc. (a)	14,711	300,104
Merit Medical Systems, Inc. (a)	18,450	1,149,435
Mesa Laboratories, Inc. (b)	1,730	567,596
Natus Medical, Inc. (a)	15,157	359,676
Neogen Corp. (a)	38,451	1,746,060
Nevro Corp. (a) (b)	12,102	981,109
NuVasive, Inc. (a) (c)	18,483	969,988
OraSure Technologies, Inc. (a) (b)	28,635	248,838
Ortho Clinical Diagnostics Holdings plc (a)	42,875	917,096
Orthofix Medical, Inc. (a)	7,567	235,258
OrthoPediatrics Corp. (a) (b)	5,617	336,234
Outset Medical, Inc. (a) (b)	16,994	783,253
Pulmonx Corp. (a) (b)	9,963	319,513
SeaSpine Holdings Corp. (a)	10,839	147,627
Senseonics Holdings, Inc. (a) (b)	153,315	409,351
Shockwave Medical, Inc. (a)	11,661	2,079,506
SI-BONE, Inc. (a)	12,210	271,184
Silk Road Medical, Inc. (a) (b)	11,451	487,927
STAAR Surgical Co. (a)	16,470	1,503,711
Stereotaxis, Inc. (a) (b)	19,595	121,489
SurModics, Inc. (a)	4,747	228,568
Tactile Systems Technology, Inc. (a)	8,238	156,769
TransMedics Group, Inc. (a)	9,254	177,307
Treace Medical Concepts, Inc. (a) (b)	12,249	228,321
Utah Medical Products, Inc.	1,293	129,300
Vapotherm, Inc. (a) (b)	8,810	182,455
Varex Imaging Corp. (a)	15,292	482,463
ViewRay, Inc. (a)	34,180	188,332

		32,972,919

Health Care Providers & Services—2.9%
1Life Healthcare, Inc. (a) (b)	41,767	733,846
Accolade, Inc. (a) (b)	18,167	478,882
AdaptHealth Corp. (a) (b)	28,311	692,487
Addus HomeCare Corp. (a)	5,248	490,741
Agiliti, Inc. (a) (b)	9,835	227,779
Alignment Healthcare, Inc. (a)	29,558	415,586
AMN Healthcare Services, Inc. (a)	16,179	1,979,177
Apollo Medical Holdings, Inc. (a) (b)	13,155	966,629
Apria, Inc. (a) (b)	7,802	254,345
Aveanna Healthcare Holdings, Inc. (a) (b)	18,668	138,143
Brookdale Senior Living, Inc. (a)	59,293	305,952
Castle Biosciences, Inc. (a)	7,804	334,558
Community Health Systems, Inc. (a)	45,180	601,346
Corvel Corp. (a)	3,162	657,696

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2021

Common Stocks—(Continued)

Security Description	Shares	Value

Health Care Providers & Services—(Continued)
Covetrus, Inc. (a)	36,775	$734,397
Cross Country Healthcare, Inc. (a)	12,489	346,695
Ensign Group, Inc. (The)	18,227	1,530,339
Fulgent Genetics, Inc. (a) (b)	7,417	746,076
Hanger, Inc. (a)	14,755	267,508
HealthEquity, Inc. (a)	28,395	1,256,195
InfuSystem Holdings, Inc. (a) (b)	6,986	118,972
Joint Corp. (The) (a)	5,088	334,231
LHC Group, Inc. (a)	10,875	1,492,376
Lifestance Health Group, Inc. (a) (b)	17,620	167,742
Magellan Health, Inc. (a)	8,298	788,227
MEDNAX, Inc. (a) (b)	26,848	730,534
ModivCare, Inc. (a)	4,229	627,118
National HealthCare Corp. (b)	5,246	356,413
National Research Corp. (b)	6,206	257,673
Option Care Health, Inc. (a) (b)	54,896	1,561,242
Owens & Minor, Inc.	26,109	1,135,742
Patterson Cos., Inc.	30,828	904,802
Pennant Group Inc. (The) (a)	11,360	262,189
PetIQ, Inc. (a)	9,493	215,586
Privia Health Group, Inc. (a)	7,890	204,114
Progyny, Inc. (a) (b)	22,620	1,138,917
R1 RCM, Inc. (a)	41,477	1,057,249
RadNet, Inc. (a) (b)	16,412	494,165
Select Medical Holdings Corp.	40,593	1,193,434
Surgery Partners, Inc. (a)	11,767	628,475
Tenet Healthcare Corp. (a)	36,664	2,995,082
Tivity Health, Inc. (a) (b)	17,194	454,609
Triple-S Management Corp. (a)	9,765	348,415
U.S. Physical Therapy, Inc.	4,409	421,280

		31,046,964

Health Care Technology—1.1%
Allscripts Healthcare Solutions, Inc. (a) (b)	43,500	802,575
American Well Corp. - Class A (a)	64,199	387,762
Computer Programs & Systems, Inc. (a) (b)	5,856	171,581
Evolent Health, Inc. - Class A (a)	29,029	803,232
Health Catalyst, Inc. (a) (b)	17,486	692,795
HealthStream, Inc. (a)	9,080	239,349
Inspire Medical Systems, Inc. (a)	9,323	2,144,849
Multiplan Corp. (a) (b)	137,915	610,964
NextGen Healthcare, Inc. (a)	21,901	389,619
Omnicell, Inc. (a) (b)	14,912	2,690,721
OptimizeRx Corp. (a)	5,787	359,431
Phreesia, Inc. (a)	17,014	708,803
Schrodinger, Inc. (a)	16,079	560,032
Simulations Plus, Inc. (b)	5,451	257,832
Tabula Rasa HealthCare, Inc. (a) (b)	9,238	138,570
Vocera Communications, Inc. (a) (b)	11,635	754,413

		11,712,528

Hotels, Restaurants & Leisure—2.3%
Accel Entertainment, Inc. (a)	19,825	258,121
Bally’s Corp. (a)	11,742	446,901
BJ’s Restaurants, Inc. (a)	9,083	313,818
Bloomin’ Brands, Inc. (a)	32,263	676,878

Hotels, Restaurants & Leisure—(Continued)
Bluegreen Vacations Holding Corp. (a) (b)	5,418	190,172
Brinker International, Inc. (a)	15,862	580,391
Century Casinos, Inc. (a)	9,899	120,570
Cheesecake Factory, Inc. (The) (a) (b)	16,135	631,685
Chuy’s Holdings, Inc. (a) (b)	8,272	249,153
Cracker Barrel Old Country Store, Inc.	8,206	1,055,620
Dave & Buster’s Entertainment, Inc. (a)	14,842	569,933
Del Taco Restaurants, Inc.	4,814	59,934
Denny’s Corp. (a)	21,650	346,400
Dine Brands Global, Inc. (b)	5,429	411,572
El Pollo Loco Holdings, Inc. (a)	1,886	26,762
Everi Holdings, Inc. (a)	31,005	661,957
Full House Resorts, Inc. (a)	11,840	143,382
GAN, Ltd. (a) (b)	5,389	49,525
Golden Entertainment, Inc. (a)	6,242	315,408
Golden Nugget Online Gaming, Inc. (a)	14,609	145,360
Hilton Grand Vacations, Inc. (a)	29,511	1,537,818
International Game Technology plc	35,785	1,034,544
Jack in the Box, Inc. (b)	7,171	627,319
Krispy Kreme, Inc. (b)	9,122	172,588
Kura Sushi USA, Inc. - Class A (a) (b)	1,484	119,967
Life Time Group Holdings, Inc. (a) (b)	15,138	260,525
Lindblad Expeditions Holdings, Inc. (a) (b)	10,934	170,570
Monarch Casino & Resort, Inc. (a)	5,265	389,347
NEOGAMES S.A. (a)	4,756	132,122
Noodles & Co. (a) (b)	12,647	114,708
ONE Group Hospitality, Inc. (a)	7,689	96,958
Papa John’s International, Inc.	11,469	1,530,767
Portillo’s, Inc. - Class A (a)	9,053	339,850
RCI Hospitality Holdings, Inc. (b)	2,630	204,824
Red Robin Gourmet Burgers, Inc. (a) (b)	1,922	31,771
Red Rock Resorts, Inc. - Class A	21,294	1,171,383
Rush Street Interactive, Inc. (a) (b)	21,900	361,350
Ruth’s Hospitality Group, Inc. (a)	12,375	246,262
Scientific Games Corp. - Class A (a) (b)	33,049	2,208,665
SeaWorld Entertainment, Inc. (a)	18,350	1,190,181
Shake Shack, Inc. - Class A (a)	13,241	955,471
Texas Roadhouse, Inc.	24,515	2,188,699
Wingstop, Inc. (b)	10,306	1,780,877

		24,120,108

Household Durables—1.9%
Beazer Homes USA, Inc. (a)	10,935	253,911
Cavco Industries, Inc. (a)	3,093	982,491
Century Communities, Inc. (b)	10,341	845,790
Ethan Allen Interiors, Inc. (b)	9,100	239,239
GoPro, Inc. - Class A (a) (b)	36,846	379,882
Green Brick Partners, Inc. (a)	10,016	303,785
Helen of Troy, Ltd. (a) (b)	8,363	2,044,503
Hooker Furnishings Corp.	6,029	140,355
Hovnanian Enterprises, Inc. - Class A (a)	1,923	244,779
Installed Building Products, Inc.	8,305	1,160,375
iRobot Corp. (a) (b)	8,888	585,541
KB Home	27,244	1,218,624
La-Z-Boy, Inc. (b)	16,250	590,038
LGI Homes, Inc. (a) (b)	7,603	1,174,511

See accompanying notes to financial statements.

BHFTII-13

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2021

Common Stocks—(Continued)

Security Description	Shares	Value

Household Durables—(Continued)
Lovesac Co. (The) (a) (b)	4,517	$299,296
M/I Homes, Inc. (a)	9,907	616,017
MDC Holdings, Inc.	19,668	1,098,064
Meritage Homes Corp. (a) (c)	13,032	1,590,686
Purple Innovation, Inc. (a)	13,015	172,709
Skyline Champion Corp. (a)	18,238	1,440,437
Snap One Holdings Corp. (a) (b)	5,851	123,339
Sonos, Inc. (a)	41,687	1,242,273
Taylor Morrison Home Corp. (a)	42,360	1,480,906
Traeger, Inc. (a) (b)	8,879	107,969
TRI Pointe Group, Inc. (a)	38,423	1,071,618
Tupperware Brands Corp. (a)	15,525	237,377
Universal Electronics, Inc. (a)	4,412	179,789
Vuzix Corp. (a) (b)	20,846	180,735

		20,005,039

Household Products—0.3%
Central Garden and Pet Co. (Non-Voting Shares) - Class A (a)	13,396	640,999
Central Garden and Pet Co. (Voting Shares) (a) (b)	4,446	233,993
Energizer Holdings, Inc. (b)	24,514	983,011
WD-40 Co. (b)	4,703	1,150,542

		3,008,545

Independent Power and Renewable Electricity Producers—0.3%
Clearway Energy, Inc. - Class A	12,687	424,761
Clearway Energy, Inc. - Class C	27,115	976,953
Ormat Technologies, Inc. (b)	15,283	1,211,942
Sunnova Energy International, Inc. (a) (b)	30,639	855,441

		3,469,097

Insurance—1.9%
Ambac Financial Group, Inc. (a) (b)	15,807	253,702
American Equity Investment Life Holding Co.	28,381	1,104,589
American National Group, Inc.	2,725	514,589
AMERISAFE, Inc.	6,927	372,880
Argo Group International Holdings, Ltd.	10,670	620,034
BRP Group, Inc. - Class A (a)	16,072	580,360
Citizens, Inc. (a) (b)	4,551	24,166
CNO Financial Group, Inc.	42,230	1,006,763
eHealth, Inc. (a) (b)	8,196	208,998
Employers Holdings, Inc. (b)	10,200	422,076
Enstar Group, Ltd. (a)	4,306	1,066,123
Genworth Financial, Inc. - Class A (a)	174,247	705,700
Goosehead Insurance, Inc. - Class A (b)	6,359	827,179
HCI Group, Inc. (b)	1,899	158,643
Horace Mann Educators Corp.	13,604	526,475
Independence Holding Co.	1,530	86,720
Investors Title Co.	476	93,843
James River Group Holdings, Ltd.	13,003	374,616
Kinsale Capital Group, Inc.	7,402	1,760,862
MBIA, Inc. (a) (b)	10,352	163,458
National Western Life Group, Inc. - Class A (b)	1,039	222,803
Palomar Holdings, Inc. (a)	8,685	562,528
ProAssurance Corp.	19,097	483,154
RLI Corp.	13,582	1,522,542

Insurance—(Continued)
Safety Insurance Group, Inc.	5,238	445,387
Selective Insurance Group, Inc.	20,833	1,707,056
Selectquote, Inc. (a) (b)	42,583	385,802
Siriuspoint, Ltd. (a)	21,687	176,315
State Auto Financial Corp.	6,194	320,168
Stewart Information Services Corp.	9,296	741,170
Tiptree, Inc. - Class A	8,311	114,941
Trupanion, Inc. (a) (b)	12,959	1,710,977
United Fire Group, Inc.	7,479	173,438
Universal Insurance Holdings, Inc.	9,488	161,296

		19,599,353

Interactive Media & Services—0.5%
Cargurus, Inc. (a)	33,031	1,111,163
Cars.com, Inc. (a) (b)	23,858	383,875
Eventbrite, Inc. - Class A (a) (b)	24,116	420,583
EverQuote, Inc. - Class A (a)	6,305	98,736
fuboTV, Inc. (a) (b)	48,212	748,250
MediaAlpha, Inc. - Class A (a) (b)	7,846	121,142
QuinStreet, Inc. (a)	18,173	330,567
TrueCar, Inc. (a) (b)	9,722	33,055
Yelp, Inc. (a)	24,475	886,974
Ziff Davis, Inc. (a)	14,633	1,622,215

		5,756,560

Internet & Direct Marketing Retail—0.5%
1-800-Flowers.com, Inc. - Class A (a) (b)	10,044	234,728
CarParts.com, Inc. (a) (b)	17,346	194,275
Groupon, Inc. (a) (b)	9,992	231,415
Lands’ End, Inc. (a)	4,859	95,382
Liquidity Services, Inc. (a) (b)	10,346	228,440
Overstock.com, Inc. (a) (b)	15,298	902,735
PetMed Express, Inc. (b)	6,446	162,826
Porch Group, Inc. (a)	27,929	435,413
Quotient Technology, Inc. (a) (b)	20,448	151,724
RealReal, Inc. (The) (a) (b)	28,053	325,695
Revolve Group, Inc. (a)	13,297	745,164
Shutterstock, Inc.	7,975	884,268
Stitch Fix, Inc. - Class A (a) (b)	28,229	534,093
Xometry, Inc. - Class A (a) (b)	3,160	161,950

		5,288,108

IT Services—1.5%
BigCommerce Holdings, Inc. (a)	16,688	590,255
BM Technologies, Inc. (a) (b)	2,086	19,212
Brightcove, Inc. (a)	14,296	146,105
Cantaloupe, Inc. (a) (b)	20,412	181,259
Cass Information Systems, Inc.	5,703	224,242
Conduent, Inc. (a)	43,148	230,410
CSG Systems International, Inc. (b)	11,126	641,080
DigitalOcean Holdings, Inc. (a)	17,388	1,396,778
EVERTEC, Inc.	21,016	1,050,380
Evo Payments, Inc. - Class A (a)	17,582	450,099
ExlService Holdings, Inc. (a)	11,377	1,647,048
Flywire Corp. (a)	22,486	855,817

See accompanying notes to financial statements.

BHFTII-14

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2021

Common Stocks—(Continued)

Security Description	Shares	Value

IT Services—(Continued)
Grid Dynamics Holdings, Inc. (a) (b)	14,684	$557,551
Hackett Group, Inc. (The)	9,515	195,343
I3 Verticals, Inc. - Class A (a) (b)	7,082	161,399
International Money Express, Inc. (a)	11,455	182,822
Limelight Networks, Inc. (a)	21,688	74,390
LiveRamp Holdings, Inc. (a)	22,504	1,079,067
MAXIMUS, Inc.	21,230	1,691,394
MoneyGram International, Inc. (a)	27,211	214,695
Paya Holdings, Inc. (a) (b)	33,025	209,378
Perficient, Inc. (a) (b)	11,079	1,432,404
Rackspace Technology, Inc. (a) (b)	19,337	260,469
Repay Holdings Corp. (a) (b)	30,117	550,238
TTEC Holdings, Inc.	6,343	574,359
Tucows, Inc. - Class A (a) (b)	3,376	282,976
Unisys Corp. (a)	23,162	476,442
Verra Mobility Corp. (a)	49,581	765,035

		16,140,647

Leisure Products—0.5%
Acushnet Holdings Corp. (b)	12,344	655,219
American Outdoor Brands, Inc. (a) (b)	5,891	117,408
AMMO, Inc. (a) (b)	33,699	183,660
Callaway Golf Co. (a)	38,180	1,047,659
Clarus Corp.	9,026	250,201
Genius Brands International, Inc. (a) (b)	121,630	127,711
Johnson Outdoors, Inc. - Class A	1,720	161,147
Latham Group, Inc. (a) (b)	12,304	307,969
Malibu Boats, Inc. - Class A (a)	7,415	509,633
MasterCraft Boat Holdings, Inc. (a) (b)	5,356	151,735
Smith & Wesson Brands, Inc.	17,075	303,935
Sturm Ruger & Co., Inc.	6,188	420,908
Vista Outdoor, Inc. (a)	20,009	921,815

		5,159,000

Life Sciences Tools & Services—0.8%
Berkeley Lights, Inc. (a) (b)	17,360	315,605
Bionano Genomics, Inc. (a) (b)	104,103	311,268
Codexis, Inc. (a)	21,179	662,267
Cytek Biosciences, Inc. (a) (b)	6,449	105,248
Fluidigm Corp. (a) (b)	9,309	36,491
Harvard Bioscience, Inc. (a)	14,825	104,516
Inotiv, Inc. (a) (b)	5,305	223,182
MaxCyte, Inc. (a) (b)	36,112	367,981
Medpace Holdings, Inc. (a)	9,953	2,166,171
NanoString Technologies, Inc. (a)	15,548	656,592
NeoGenomics, Inc. (a)	39,085	1,333,580
Pacific Biosciences of California, Inc. (a)	69,267	1,417,203
Personalis, Inc. (a)	13,385	191,004
Quanterix Corp. (a)	11,230	476,152
Seer, Inc. (a) (b)	15,060	343,519

		8,710,779

Machinery—3.7%
Alamo Group, Inc.	3,584	527,493
Albany International Corp. - Class A	10,575	935,359

Machinery—(Continued)
Altra Industrial Motion Corp.	22,753	1,173,372
Astec Industries, Inc. (b)	8,361	579,166
Barnes Group, Inc.	16,460	766,871
Blue Bird Corp. (a) (b)	5,762	90,118
Chart Industries, Inc. (a) (b)	12,632	2,014,678
CIRCOR International, Inc. (a) (b)	6,280	170,690
Columbus McKinnon Corp.	10,074	466,023
Commercial Vehicle Group, Inc. (a)	11,697	94,278
Desktop Metal, Inc. - Class A (a) (b)	66,572	329,531
Douglas Dynamics, Inc.	7,665	299,395
Energy Recovery, Inc. (a)	15,479	332,644
Enerpac Tool Group Corp. (b)	20,140	408,439
EnPro Industries, Inc.	6,833	752,108
ESCO Technologies, Inc.	8,855	796,861
Evoqua Water Technologies Corp. (a)	40,010	1,870,468
Federal Signal Corp.	20,932	907,193
Franklin Electric Co., Inc.	16,069	1,519,485
Gorman-Rupp Co. (The) (b)	7,300	325,215
Greenbrier Cos., Inc. (The) (b)	12,152	557,655
Helios Technologies, Inc. (b)	11,222	1,180,218
Hillenbrand, Inc.	25,057	1,302,713
Hydrofarm Holdings Group, Inc. (a)	13,979	395,466
Hyliion Holdings Corp. (a) (b)	44,983	278,895
Hyster-Yale Materials Handling, Inc.	3,777	155,235
Ideanomics, Inc. (a) (b)	152,981	183,577
John Bean Technologies Corp.	10,810	1,659,984
Kadant, Inc.	3,991	919,846
Kennametal, Inc.	28,533	1,024,620
Lindsay Corp.	3,909	594,168
Luxfer Holdings plc	10,353	199,916
Manitowoc Co., Inc. (The) (a)	9,971	185,361
Meritor, Inc. (a)	24,781	614,073
Miller Industries, Inc.	3,305	110,387
Mueller Industries, Inc.	19,487	1,156,748
Mueller Water Products, Inc. - Class A	54,613	786,427
Nikola Corp. (a) (b)	80,110	790,686
Omega Flex, Inc. (b)	1,378	174,937
Proto Labs, Inc. (a) (b)	10,365	532,243
RBC Bearings, Inc. (a)	9,667	1,952,444
REV Group, Inc. (b)	10,161	143,778
Shyft Group, Inc. (The) (b)	12,528	615,501
SPX Corp. (a)	15,612	931,724
SPX FLOW, Inc.	14,413	1,246,436
Standex International Corp.	4,471	494,761
Tennant Co.	6,868	556,583
Terex Corp.	23,730	1,042,934
Titan International, Inc. (a) (b)	18,172	199,165
TriMas Corp.	15,686	580,382
Trinity Industries, Inc. (b)	27,391	827,208
Wabash National Corp. (b)	17,203	335,803
Watts Water Technologies, Inc. - Class A	9,526	1,849,663
Welbilt, Inc. (a)	43,878	1,042,980

		38,981,904

Marine—0.2%
Costamare, Inc.	11,946	151,117
Eagle Bulk Shipping, Inc.	3,177	144,553

See accompanying notes to financial statements.

BHFTII-15

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2021

Common Stocks—(Continued)

Security Description	Shares	Value

Marine—(Continued)
Genco Shipping & Trading, Ltd.	6,645	$106,320
Matson, Inc.	14,757	1,328,573

		1,730,563

Media—0.9%
Advantage Solutions, Inc. (a) (b)	30,307	243,062
AMC Networks, Inc. - Class A (a) (b)	10,133	348,981
Boston Omaha Corp. - Class A (a) (b)	5,973	171,604
Cardlytics, Inc. (a) (b)	11,016	728,047
Clear Channel Outdoor Holdings, Inc. (a)	126,461	418,586
Daily Journal Corp. (a)	342	122,002
Entercom Communications Corp. (a) (b)	12,739	32,739
Entravision Communications Corp. - Class A (b)	21,670	146,923
EW Scripps Co. (The) - Class A (a)	16,719	323,513
Gannett Co., Inc. (a)	49,593	264,331
Gray Television, Inc.	29,805	600,869
iHeartMedia, Inc. - Class A (a) (b)	39,947	840,485
Integral Ad Science Holding Corp. (a) (b)	6,925	153,804
John Wiley & Sons, Inc. - Class A	15,436	884,020
Magnite, Inc. (a)	44,965	786,888
Scholastic Corp.	9,213	368,151
Sinclair Broadcast Group, Inc. - Class A (b)	15,766	416,695
Stagwell, Inc. (a)	21,938	190,202
TechTarget, Inc. (a)	9,094	869,932
TEGNA, Inc.	75,982	1,410,226
Thryv Holdings, Inc. (a)	3,516	144,613
WideOpenWest, Inc. (a)	18,090	389,297

		9,854,970

Metals & Mining—1.2%
Allegheny Technologies, Inc. (a) (b)	40,321	642,314
Arconic Corp. (a) (b)	36,643	1,209,585
Carpenter Technology Corp. (b)	18,072	527,522
Century Aluminum Co. (a) (b)	17,836	295,364
Coeur Mining, Inc. (a) (b)	73,345	369,659
Commercial Metals Co.	41,165	1,493,878
Compass Minerals International, Inc.	11,864	606,013
Constellium SE (a)	44,037	788,703
Gatos Silver, Inc. (a)	17,907	185,875
Haynes International, Inc.	5,537	223,307
Hecla Mining Co. (b)	159,362	831,870
Kaiser Aluminum Corp. (b)	5,296	497,506
Materion Corp.	7,321	673,093
MP Materials Corp. (a) (b)	26,988	1,225,795
Novagold Resources, Inc. (a)	81,626	559,954
Ryerson Holding Corp.	5,848	152,340
Schnitzer Steel Industries, Inc. - Class A	8,757	454,663
SunCoke Energy, Inc. (b)	29,072	191,584
TimkenSteel Corp. (a) (b)	16,152	266,508
Warrior Met Coal, Inc.	17,236	443,138
Worthington Industries, Inc. (b)	11,415	623,944

		12,262,615

Mortgage Real Estate Investment Trusts—1.2%
AFC Gamma, Inc. (b)	5,786	131,689
Apollo Commercial Real Estate Finance, Inc.	46,637	613,743

Mortgage Real Estate Investment Trusts—(Continued)
Arbor Realty Trust, Inc. (b)	49,413	905,246
Ares Commercial Real Estate Corp.	13,470	195,854
ARMOUR Residential REIT, Inc. (b)	28,940	283,901
Blackstone Mortgage Trust, Inc. - Class A (b)	55,072	1,686,305
BrightSpire Capital, Inc. (b)	21,301	218,548
Broadmark Realty Capital, Inc. (b)	44,311	417,853
Chimera Investment Corp.	76,961	1,160,572
Dynex Capital, Inc. (b)	12,043	201,239
Ellington Financial, Inc.	18,630	318,387
Franklin BSP Realty Trust, Inc.	14,388	214,957
Granite Point Mortgage Trust, Inc.	12,457	145,871
Great Ajax Corp. (b)	7,860	103,438
Hannon Armstrong Sustainable Infrastructure Capital, Inc. (b)	26,080	1,385,370
Invesco Mortgage Capital, Inc. (b)	75,537	209,993
KKR Real Estate Finance Trust, Inc.	12,092	251,876
Ladder Capital Corp.	39,172	469,672
MFA Financial, Inc.	152,158	693,840
New York Mortgage Trust, Inc.	111,627	415,252
Orchid Island Capital, Inc. (b)	26,245	118,103
PennyMac Mortgage Investment Trust (b)	37,116	643,220
Ready Capital Corp.	20,302	317,320
Redwood Trust, Inc. (b)	39,416	519,897
TPG RE Finance Trust, Inc. (b)	20,840	256,749
Two Harbors Investment Corp. (b)	118,270	682,418

		12,561,313

Multi-Utilities—0.4%
Avista Corp.	23,487	997,962
Black Hills Corp.	22,391	1,580,133
NorthWestern Corp.	18,082	1,033,567
Unitil Corp.	5,823	267,800

		3,879,462

Multiline Retail—0.4%
Big Lots, Inc. (b)	10,588	476,989
Dillard’s, Inc. - Class A	2,025	496,166
Franchise Group, Inc.	9,820	512,211
Macy’s, Inc. (b)	108,748	2,847,023

		4,332,389

Oil, Gas & Consumable Fuels—3.5%
Aemetis, Inc. (a) (b)	9,652	118,720
Alto Ingredients, Inc. (a) (b)	27,235	131,000
Antero Resources Corp. (a)	101,800	1,781,500
Arch Resources, Inc. (b)	5,183	473,311
Berry Corp.	23,561	198,384
Brigham Minerals, Inc. - Class A	15,907	335,479
California Resources Corp.	29,042	1,240,384
Callon Petroleum Co. (a) (b)	16,341	772,112
Centennial Resource Development, Inc. - Class A (a) (b)	52,759	315,499
Centrus Energy Corp. - Class A (a) (b)	3,474	173,387
Chesapeake Energy Corp.	36,862	2,378,336
Civitas Resources, Inc.	14,940	731,612
Clean Energy Fuels Corp. (a)	54,120	331,756
CNX Resources Corp. (a)	75,101	1,032,639
Comstock Resources, Inc. (a) (b)	34,163	276,379

See accompanying notes to financial statements.

BHFTII-16

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2021

Common Stocks—(Continued)

Security Description	Shares	Value

Oil, Gas & Consumable Fuels—(Continued)
CONSOL Energy, Inc. (a)	12,747	$289,484
Crescent Energy, Inc. - Class A (a) (b)	12,363	156,763
CVR Energy, Inc. (b)	13,526	227,372
Delek U.S. Holdings, Inc. (a)	23,703	355,308
Denbury, Inc. (a)	18,340	1,404,661
DHT Holdings, Inc. (b)	49,511	256,962
Dorian LPG, Ltd.	11,086	140,681
Earthstone Energy, Inc. - Class A (a)	9,068	99,204
Energy Fuels, Inc. (a) (b)	53,353	407,083
Equitrans Midstream Corp.	137,245	1,419,113
Frontline, Ltd. (a) (b)	30,265	213,973
Gevo, Inc. (a) (b)	68,839	294,631
Golar LNG, Ltd. (a) (b)	38,995	483,148
Green Plains, Inc. (a)	15,498	538,710
International Seaways, Inc. (b)	16,560	243,101
Kosmos Energy, Ltd. (a)	154,606	534,937
Laredo Petroleum, Inc. (a) (b)	4,581	275,455
Magnolia Oil & Gas Corp. - Class A (b)	49,911	941,821
Matador Resources Co.	38,374	1,416,768
Murphy Oil Corp.	52,186	1,362,576
Nordic American Tankers, Ltd. (b)	13,152	22,227
Northern Oil and Gas, Inc.	17,498	360,109
Oasis Petroleum, Inc.	7,543	950,343
Ovintiv, Inc.	90,098	3,036,303
Par Pacific Holdings, Inc. (a)	16,282	268,490
PBF Energy, Inc. - Class A (a) (b)	33,227	430,954
PDC Energy, Inc.	33,416	1,630,032
Peabody Energy Corp. (a)	30,857	310,730
Range Resources Corp. (a) (b)	81,520	1,453,502
Ranger Oil Corp. - Class A (a)	5,939	159,878
Renewable Energy Group, Inc. (a) (b)	16,063	681,714
REX American Resources Corp. (a)	1,752	168,192
Scorpio Tankers, Inc. (b)	17,121	219,320
SFL Corp., Ltd.	43,081	351,110
SM Energy Co.	40,989	1,208,356
Southwestern Energy Co. (a) (b)	348,317	1,623,157
Talos Energy, Inc. (a)	13,717	134,427
Teekay Tankers, Ltd. - Class A (a)	8,653	94,318
Tellurian, Inc. (a) (b)	128,118	394,603
Ur-Energy, Inc. (a) (b)	75,333	91,906
Uranium Energy Corp. (a) (b)	88,680	297,078
W&T Offshore, Inc. (a) (b)	9,918	32,035
Whiting Petroleum Corp. (a)	12,888	833,596
World Fuel Services Corp.	21,674	573,711

		36,678,340

Paper & Forest Products—0.1%
Clearwater Paper Corp. (a) (b)	5,381	197,321
Glatfelter Corp. (b)	14,914	256,521
Neenah, Inc.	5,481	253,660
Schweitzer-Mauduit International, Inc.	11,101	331,920
Verso Corp. - Class A	7,884	213,026

		1,252,448

Personal Products—0.6%
Beauty Health Co. (The) (a)	31,070	750,651
BellRing Brands, Inc. - Class A (a) (b)	15,504	442,329

Personal Products—(Continued)
Edgewell Personal Care Co. (b)	19,017	869,267
elf Beauty, Inc. (a)	17,235	572,374
Honest Co. Inc. (The) (a)	33,335	269,680
Inter Parfums, Inc. (b)	6,560	701,264
Medifast, Inc.	3,943	825,783
Nu Skin Enterprises, Inc. - Class A	17,901	908,476
USANA Health Sciences, Inc. (a)	4,527	458,132
Veru, Inc. (a) (b)	23,187	136,572

		5,934,528

Pharmaceuticals—1.3%
Aclaris Therapeutics, Inc. (a)	16,582	241,102
Aerie Pharmaceuticals, Inc. (a) (b)	15,265	107,160
Amneal Pharmaceuticals, Inc. (a)	21,645	103,680
Amphastar Pharmaceuticals, Inc. (a) (b)	11,803	274,892
ANI Pharmaceuticals, Inc. (a) (b)	3,731	171,924
Antares Pharma, Inc. (a) (b)	36,430	130,055
Arvinas, Inc. (a)	16,311	1,339,785
Atea Pharmaceuticals, Inc. (a)	24,648	220,353
Athira Pharma, Inc. (a) (b)	13,703	178,550
Axsome Therapeutics, Inc. (a) (b)	10,909	412,142
BioDelivery Sciences International, Inc. (a) (b)	5,018	15,556
Cara Therapeutics, Inc. (a)	18,209	221,786
Cassava Sciences, Inc. (a) (b)	13,762	601,399
Collegium Pharmaceutical, Inc. (a) (b)	14,032	262,118
Corcept Therapeutics, Inc. (a) (b)	33,849	670,210
DICE Therapeutics, Inc. (a)	6,094	154,239
Edgewise Therapeutics, Inc. (a)	15,027	229,613
Endo International plc (a) (b)	82,227	309,173
EyePoint Pharmaceuticals, Inc. (a) (b)	8,253	101,017
Fulcrum Therapeutics, Inc. (a)	9,555	169,028
Harmony Biosciences Holdings, Inc. (a)	9,337	398,130
Ikena Oncology, Inc. (a)	11,742	147,245
Innoviva, Inc. (a) (b)	15,620	269,445
Intra-Cellular Therapies, Inc. (a)	24,355	1,274,741
Marinus Pharmaceuticals, Inc. (a) (b)	12,435	147,728
Mind Medicine MindMed, Inc. (a) (b)	138,319	190,880
NGM Biopharmaceuticals, Inc. (a)	11,665	206,587
Nuvation Bio, Inc. (a) (b)	57,700	490,450
Ocular Therapeutix, Inc. (a)	28,405	197,983
Omeros Corp. (a) (b)	12,105	77,835
Oramed Pharmaceuticals, Inc. (a) (b)	10,953	156,409
Pacira BioSciences, Inc. (a)	15,246	917,352
Phathom Pharmaceuticals, Inc. (a)	7,762	152,678
Phibro Animal Health Corp. - Class A	9,993	204,057
Pliant Therapeutics, Inc. (a) (b)	9,508	128,358
Prestige Consumer Healthcare, Inc. (a)	17,473	1,059,737
Provention Bio, Inc. (a) (b)	7,413	41,661
Reata Pharmaceuticals, Inc. - Class A (a) (b)	9,837	259,402
Relmada Therapeutics, Inc. (a) (b)	6,754	152,168
Revance Therapeutics, Inc. (a) (b)	25,433	415,067
SIGA Technologies, Inc. (a) (b)	18,339	137,909
Supernus Pharmaceuticals, Inc. (a) (b)	17,997	524,792
Theravance Biopharma, Inc. (a)	21,852	241,465
Zogenix, Inc. (a)	24,868	404,105

		14,109,966

See accompanying notes to financial statements.

BHFTII-17

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2021

Common Stocks—(Continued)

Security Description	Shares	Value

Professional Services—1.7%
Acacia Research Corp. (a)	1,796	$9,213
ASGN, Inc. (a)	17,332	2,138,769
Barrett Business Services, Inc.	2,279	157,388
CBIZ, Inc. (a)	16,340	639,221
CRA International, Inc.	2,895	270,277
Exponent, Inc.	17,969	2,097,521
First Advantage Corp. (a) (b)	20,718	394,471
Forrester Research, Inc. (a)	4,738	278,263
Franklin Covey Co. (a)	3,849	178,440
Heidrick & Struggles International, Inc.	7,497	327,844
HireRight Holdings Corp. (a)	9,930	158,880
Huron Consulting Group, Inc. (a)	6,931	345,857
ICF International, Inc.	6,725	689,649
Insperity, Inc.	12,555	1,482,871
KBR, Inc. (b)	48,462	2,307,760
Kelly Services, Inc. - Class A	12,354	207,177
Kforce, Inc.	7,178	539,929
Korn Ferry	18,493	1,400,475
ManTech International Corp. - Class A	9,366	683,062
Resources Connection, Inc.	11,231	200,361
Sterling Check Corp. (a) (b)	7,285	149,415
TriNet Group, Inc. (a)	14,046	1,338,022
TrueBlue, Inc. (a)	10,956	303,152
Upwork, Inc. (a)	41,273	1,409,886
Willdan Group, Inc. (a)	4,570	160,864

		17,868,767

Real Estate Management & Development—0.7%
Cushman & Wakefield plc (a)	48,167	1,071,234
eXp World Holdings, Inc. (b)	22,252	749,670
Forestar Group, Inc. (a)	6,983	151,880
FRP Holdings, Inc. (a) (b)	2,993	172,995
Kennedy-Wilson Holdings, Inc.	41,685	995,438
Marcus & Millichap, Inc. (a)	8,728	449,143
Newmark Group, Inc. - Class A (b)	51,878	970,119
RE/MAX Holdings, Inc. - Class A	6,249	190,532
Realogy Holdings Corp. (a)	39,613	665,894
Redfin Corp. (a) (b)	35,715	1,371,099
RMR Group, Inc. (The) - Class A (b)	4,706	163,204
St. Joe Co. (The) (b)	11,618	604,717
Tejon Ranch Co. (a)	7,461	142,356

		7,698,281

Road & Rail—0.9%
ArcBest Corp. (b)	8,807	1,055,519
Avis Budget Group, Inc. (a)	14,161	2,936,567
Covenant Logistics Group, Inc. (a)	4,410	116,556
Daseke, Inc. (a)	6,324	63,493
Heartland Express, Inc.	16,789	282,391
Marten Transport, Ltd.	20,880	358,301
PAM Transportation Services, Inc. (a) (b)	1,296	92,029
Saia, Inc. (a)	9,179	3,093,598
Werner Enterprises, Inc.	20,609	982,225
Yellow Corp. (a) (b)	17,685	222,654

		9,203,333

Semiconductors & Semiconductor Equipment—3.6%
Alpha & Omega Semiconductor, Ltd. (a)	7,372	446,448
Ambarella, Inc. (a)	12,092	2,453,346
Amkor Technology, Inc. (b)	35,047	868,815
Atomera, Inc. (a) (b)	7,526	151,423
Axcelis Technologies, Inc. (a)	11,583	863,629
AXT, Inc. (a) (b)	14,329	126,239
Ceva, Inc. (a) (b)	8,407	363,519
CMC Materials, Inc.	9,616	1,843,291
Cohu, Inc. (a)	17,431	663,947
Diodes, Inc. (a)	14,701	1,614,317
FormFactor, Inc. (a) (c)	26,288	1,201,887
Ichor Holdings, Ltd. (a) (b)	10,143	466,882
Impinj, Inc. (a)	6,522	578,501
Kopin Corp. (a)	27,436	112,213
Kulicke & Soffa Industries, Inc. (b)	21,724	1,315,171
Lattice Semiconductor Corp. (a)	46,784	3,605,175
MACOM Technology Solutions Holdings, Inc. (a)	16,748	1,311,368
MaxLinear, Inc. (a)	24,378	1,837,857
Meta Materials, Inc. (a) (b)	49,625	122,078
NeoPhotonics Corp. (a)	17,783	273,325
NVE Corp. (b)	2,070	141,381
Onto Innovation, Inc. (a)	16,863	1,707,042
PDF Solutions, Inc. (a)	11,347	360,721
Photronics, Inc. (a)	21,105	397,829
Power Integrations, Inc.	20,765	1,928,861
Rambus, Inc. (a) (b)	37,951	1,115,380
Semtech Corp. (a)	22,379	1,990,165
Silicon Laboratories, Inc. (a) (b)	13,653	2,818,252
SiTime Corp. (a)	5,459	1,596,976
SMART Global Holdings, Inc. (a)	6,037	428,567
SunPower Corp. (a) (b)	27,543	574,822
Synaptics, Inc. (a)	13,413	3,883,198
Ultra Clean Holdings, Inc. (a)	14,573	835,907
Veeco Instruments, Inc. (a) (b)	18,456	525,442

		38,523,974

Software—5.5%
8x8, Inc. (a) (b)	38,837	650,908
A10 Networks, Inc.	21,038	348,810
ACI Worldwide, Inc. (a)	41,015	1,423,221
Agilysys, Inc. (a)	7,295	324,336
Alarm.com Holdings, Inc. (a) (b)	16,373	1,388,594
Alkami Technology, Inc. (a)	11,437	229,426
Altair Engineering, Inc. - Class A (a)	15,558	1,202,945
American Software, Inc. - Class A	11,730	306,974
Appfolio, Inc. - Class A (a) (b)	6,290	761,467
Appian Corp. (a) (b)	13,931	908,441
Asana, Inc. - Class A (a)	25,738	1,918,768
Avaya Holdings Corp. (a) (b)	26,988	534,362
AvidXchange Holdings, Inc. (a)	10,627	160,043
Benefitfocus, Inc. (a)	8,909	94,970
Blackbaud, Inc. (a) (b)	16,076	1,269,683
Blackline, Inc. (a) (b)	18,486	1,914,040
Bottomline Technologies de, Inc. (a)	15,184	857,440
Box, Inc. - Class A (a)	47,867	1,253,637
BTRS Holdings, Inc. - Class A (a)	24,591	192,302
Cerence, Inc. (a) (b)	13,068	1,001,532

See accompanying notes to financial statements.

BHFTII-18

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2021

Common Stocks—(Continued)

Security Description	Shares	Value

Software—(Continued)
ChannelAdvisor Corp. (a)	10,981	$271,011
Cleanspark, Inc. (a) (b)	14,178	134,975
CommVault Systems, Inc. (a)	15,874	1,094,036
Consensus Cloud Solutions, Inc. (a)	6,079	351,792
CS Disco, Inc. (a) (b)	4,923	175,997
Digimarc Corp. (a) (b)	5,494	216,903
Digital Turbine, Inc. (a) (b)	31,408	1,915,574
Domo, Inc. - Class B (a)	9,814	486,774
E2open Parent Holdings, Inc. (a) (b)	71,031	799,809
Ebix, Inc. (b)	10,806	328,502
Enfusion, Inc. - Class A (a) (b)	9,141	191,413
EngageSmart, Inc. (a) (b)	6,984	168,454
Envestnet, Inc. (a)	18,271	1,449,621
EverCommerce, Inc. (a) (b)	7,125	112,219
Instructure Holdings, Inc. (a) (b)	5,336	127,957
Intapp, Inc. (a) (b)	4,245	106,804
Intelligent Systems Corp. (a) (b)	2,617	101,540
InterDigital, Inc.	10,312	738,649
JFrog, Ltd. (a)	19,085	566,825
LivePerson, Inc. (a) (b)	22,272	795,556
Marathon Digital Holdings, Inc. (a) (b)	34,158	1,122,432
MeridianLink, Inc. (a) (b)	5,371	115,906
MicroStrategy, Inc. - Class A (a) (b)	2,901	1,579,566
Mimecast, Ltd. (a)	20,541	1,634,447
Mitek Systems, Inc. (a) (b)	15,147	268,859
Model N, Inc. (a) (b)	11,531	346,276
Momentive Global, Inc. (a)	45,741	967,422
ON24, Inc. (a) (b)	10,517	182,470
OneSpan, Inc. (a) (b)	13,014	220,327
PagerDuty, Inc. (a) (b)	28,642	995,310
Ping Identity Holding Corp. (a) (b)	20,946	479,244
Progress Software Corp.	14,833	715,989
PROS Holdings, Inc. (a) (b)	15,247	525,869
Q2 Holdings, Inc. (a) (b)	18,911	1,502,290
Qualys, Inc. (a)	11,953	1,640,191
Rapid7, Inc. (a) (b)	19,454	2,289,541
Rimini Street, Inc. (a) (b)	1,603	9,570
Riot Blockchain, Inc. (a) (b)	29,956	668,917
SailPoint Technologies Holding, Inc. (a) (b)	31,710	1,532,861
Sapiens International Corp. NV (b)	11,177	385,048
ShotSpotter, Inc. (a)	3,138	92,634
Smith Micro Software, Inc. (a) (b)	16,509	81,224
Sprout Social, Inc. - Class A (a)	15,663	1,420,477
SPS Commerce, Inc. (a)	12,481	1,776,670
Sumo Logic, Inc. (a)	30,840	418,190
Telos Corp. (a)	14,532	224,083
Tenable Holdings, Inc. (a)	32,177	1,771,987
Upland Software, Inc. (a) (b)	10,139	181,894
Varonis Systems, Inc. (a) (b)	36,305	1,770,958
Verint Systems, Inc. (a)	22,599	1,186,674
Veritone, Inc. (a) (b)	10,577	237,771
Vonage Holdings Corp. (a)	82,325	1,711,537
Workiva, Inc. (a)	14,808	1,932,296
Xperi Holding Corp.	35,163	664,932
Yext, Inc. (a) (b)	37,994	376,900
Zuora, Inc. - Class A (a) (b)	37,412	698,856

		58,605,928

Specialty Retail—2.4%
Aaron’s, Inc. (The)	13,892	342,438
Abercrombie & Fitch Co. - Class A (a) (b)	21,049	733,137
Academy Sports & Outdoors, Inc. (a)	27,368	1,201,455
America’s Car-Mart, Inc. (a) (b)	2,086	213,606
American Eagle Outfitters, Inc. (b)	53,012	1,342,264
Arko Corp. (a) (b)	44,152	387,213
Asbury Automotive Group, Inc. (a)	7,960	1,374,931
Barnes & Noble Education, Inc. (a) (b)	16,492	112,310
Bed Bath & Beyond, Inc. (a)	35,629	519,471
Big 5 Sporting Goods Corp. (b)	7,812	148,506
Boot Barn Holdings, Inc. (a)	10,047	1,236,283
Buckle, Inc. (The) (b)	11,227	475,014
Caleres, Inc.	13,428	304,547
Camping World Holdings, Inc. - Class A (b)	15,369	620,908
Cato Corp. (The) - Class A (b)	7,694	132,029
Chico’s FAS, Inc. (a) (b)	26,507	142,608
Children’s Place, Inc. (The) (a) (b)	5,422	429,910
Citi Trends, Inc. (a) (b)	3,442	326,129
Conn’s, Inc. (a) (b)	6,760	158,995
Container Store Group, Inc. (The) (a) (b)	3,836	38,283
Designer Brands, Inc. - Class A (a) (b)	21,072	299,433
Genesco, Inc. (a) (b)	4,989	320,144
Group 1 Automotive, Inc.	5,853	1,142,623
GrowGeneration Corp. (a) (b)	19,559	255,245
Guess?, Inc. (b)	15,106	357,710
Haverty Furniture Cos., Inc. (b)	6,403	195,740
Hibbett Sports, Inc. (b)	5,624	404,534
Lumber Liquidators Holdings, Inc. (a)	11,017	188,060
MarineMax, Inc. (a)	8,159	481,707
Monro, Inc. (b)	11,236	654,722
Murphy USA, Inc.	8,388	1,671,225
National Vision Holdings, Inc. (a)	28,077	1,347,415
ODP Corp. (The) (a)	17,225	676,598
OneWater Marine, Inc. - Class A (b)	3,644	222,175
Party City Holdco, Inc. (a) (b)	39,117	217,882
Rent-A-Center, Inc.	23,490	1,128,460
Sally Beauty Holdings, Inc. (a) (b)	38,900	718,094
Shoe Carnival, Inc. (b)	6,132	239,639
Signet Jewelers, Ltd.	18,324	1,594,738
Sleep Number Corp. (a) (b)	7,502	574,653
Sonic Automotive, Inc. - Class A (b)	7,055	348,870
Sportsman’s Warehouse Holdings, Inc. (a)	9,840	116,112
Tilly’s, Inc. - Class A	8,237	132,698
TravelCenters of America, Inc. (a) (b)	4,817	248,654
Urban Outfitters, Inc. (a)	23,786	698,357
Winmark Corp.	1,140	283,051
Zumiez, Inc. (a) (b)	7,350	352,726

		25,111,302

Technology Hardware, Storage & Peripherals—0.3%
3D Systems Corp. (a) (b)	42,023	905,175
Avid Technology, Inc. (a) (b)	12,231	398,364
Corsair Gaming, Inc. (a) (b)	9,907	208,146
Diebold Nixdorf, Inc. (a) (b)	25,045	226,657
Quantum Corp. (a)	5,407	29,847

See accompanying notes to financial statements.

BHFTII-19

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2021

Common Stocks—(Continued)

Security Description	Shares	Value

Technology Hardware, Storage & Peripherals—(Continued)
Super Micro Computer, Inc. (a)	16,120	$708,474
Turtle Beach Corp. (a)	6,636	147,717

		2,624,380

Textiles, Apparel & Luxury Goods—0.7%
Crocs, Inc. (a) (c)	19,971	2,560,682
Fossil Group, Inc. (a) (b)	17,060	175,547
G-III Apparel Group, Ltd. (a) (b)	15,756	435,496
Kontoor Brands, Inc.	18,511	948,689
Movado Group, Inc. (b)	6,616	276,747
Oxford Industries, Inc.	5,314	539,477
PLBY Group, Inc. (a) (b)	11,027	293,759
Rocky Brands, Inc.	2,801	111,480
Steven Madden, Ltd.	28,518	1,325,231
Superior Group of Cos., Inc. (b)	4,332	95,044
Unifi, Inc. (a) (b)	4,765	110,310
Wolverine World Wide, Inc.	28,133	810,512

		7,682,974

Thrifts & Mortgage Finance—1.5%
Axos Financial, Inc. (a) (b)	19,507	1,090,636
Blue Foundry Bancorp (a) (b)	11,482	167,982
Bridgewater Bancshares, Inc. (a)	8,285	146,562
Capitol Federal Financial, Inc.	38,382	434,868
Columbia Financial, Inc. (a)	13,860	289,120
Enact Holdings, Inc.	6,603	136,484
Essent Group, Ltd.	36,784	1,674,775
Federal Agricultural Mortgage Corp. - Class C	3,118	386,414
Flagstar Bancorp, Inc.	17,902	858,222
FS Bancorp, Inc. (b)	2,552	85,824
Hingham Institution for Savings (The)	473	198,603
Home Bancorp, Inc. (b)	2,776	115,232
Kearny Financial Corp.	23,625	313,031
Merchants Bancorp	3,978	188,279
Mr Cooper Group, Inc. (a)	21,242	883,880
NMI Holdings, Inc. - Class A (a)	30,237	660,678
Northfield Bancorp, Inc. (b)	15,870	256,459
Northwest Bancshares, Inc.	42,112	596,306
Ocwen Financial Corp. (a) (b)	2,895	115,713
PCSB Financial Corp.	4,598	87,546
PennyMac Financial Services, Inc.	11,412	796,329
Premier Financial Corp.	11,932	368,818
Provident Bancorp, Inc.	5,626	104,644
Provident Financial Services, Inc.	27,348	662,369
Radian Group, Inc.	60,439	1,277,076
Southern Missouri Bancorp, Inc.	3,031	158,127
TrustCo Bank Corp.	7,756	258,352
Walker & Dunlop, Inc. (b)	10,298	1,553,762
Washington Federal, Inc.	22,314	744,841
Waterstone Financial, Inc.	8,351	182,553
WSFS Financial Corp.	16,073	805,579

		15,599,064

Tobacco—0.1%
22nd Century Group, Inc. (a) (b)	58,188	179,801
Turning Point Brands, Inc.	5,617	212,210
Universal Corp.	9,114	500,541
Vector Group, Ltd.	45,412	521,330

		1,413,882

Trading Companies & Distributors—1.5%
Alta Equipment Group, Inc. (a)	7,040	103,066
Applied Industrial Technologies, Inc. (b)	13,282	1,364,061
Beacon Roofing Supply, Inc. (a) (b)	19,126	1,096,876
BlueLinx Holdings, Inc. (a)	3,473	332,575
Boise Cascade Co.	13,372	952,086
Custom Truck One Source, Inc. (a) (b)	5,816	46,528
DXP Enterprises, Inc. (a)	6,978	179,125
GATX Corp. (b)	11,740	1,223,191
Global Industrial Co. (b)	3,989	163,150
GMS, Inc. (a)	14,713	884,398
H&E Equipment Services, Inc.	12,134	537,172
Herc Holdings, Inc.	8,653	1,354,627
McGrath RentCorp	8,030	644,488
MRC Global, Inc. (a)	28,411	195,468
NOW, Inc. (a)	35,404	302,350
Rush Enterprises, Inc. - Class A	14,047	781,575
Rush Enterprises, Inc. - Class B	2,388	128,880
Textainer Group Holdings, Ltd.	15,539	554,898
Titan Machinery, Inc. (a) (b)	8,226	277,134
Transcat, Inc. (a)	2,858	264,165
Triton International, Ltd.	22,889	1,378,605
Veritiv Corp. (a)	4,784	586,375
WESCO International, Inc. (a)	15,121	1,989,772

		15,340,565

Water Utilities—0.4%
American States Water Co. (b)	12,645	1,307,999
Artesian Resources Corp. - Class A	2,874	133,152
California Water Service Group	17,574	1,262,868
Middlesex Water Co. (b)	5,991	720,717
Pure Cycle Corp. (a)	6,829	99,703
SJW Group (b)	9,760	714,432
York Water Co. (The)	5,110	254,376

		4,493,247

Wireless Telecommunication Services—0.1%
Gogo, Inc. (a) (b)	14,640	198,079
Shenandoah Telecommunications Co.	16,904	431,052
Telephone & Data Systems, Inc. (b)	34,718	699,568
United States Cellular Corp. (a)	5,651	178,119

		1,506,818

Total Common Stocks (Cost $651,494,770)		1,016,456,109

Mutual Funds—2.3%

Investment Company Securities—2.3%
iShares Russell 2000 Index Fund (b) (Cost $25,110,596)	112,500	25,025,625

See accompanying notes to financial statements.

BHFTII-20

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2021

Rights—0.0%

Security Description	Shares/ Principal Amount*	Value

Biotechnology—0.0%
Tobira Therapeutics, Inc., Expires 12/31/28 (a) (d) (e) (Cost $280)	4,660	$37,094

Warrants—0.0%

Energy Equipment & Services—0.0%
Nabors Industries, Ltd., Expires 06/11/26 (a) (Cost $0)	882	3,290

Short-Term Investments—1.1%

U.S. Treasury—1.1%
U.S. Treasury Bills 0.029%, 01/25/22 (f)	525,000	524,994
0.041%, 02/24/22 (f)	10,775,000	10,774,572

Total Short-Term Investments (Cost $11,299,333)		11,299,566

Securities Lending Reinvestments (g)—15.4%

Certificates of Deposit—6.6%
Bank of Montreal 0.300%, 06/02/22	4,000,000	4,000,252
Barclays Bank plc 0.180%, 04/07/22	5,000,000	4,999,285
Cooperatieve Rabobank UA 0.170%, 03/18/22	7,000,000	6,999,510
Credit Industriel et Commercial Zero Coupon, 04/14/22	4,000,000	3,997,280
Goldman Sachs Bank USA 0.170%, 02/04/22	8,000,000	8,000,280
Mitsubishi UFJ Trust International Ltd. Zero Coupon, 03/15/22	1,000,000	999,580
Mizuho Bank, Ltd. 0.160%, 03/25/22	5,000,000	4,999,450
MUFG Bank Ltd. 0.150%, 01/11/22	5,000,000	5,000,075
National Australia Bank, Ltd. Zero Coupon, 04/25/22	2,000,000	1,998,460
Nationwide Building Society Zero Coupon, 01/04/22	5,000,000	4,999,900
Natixis S.A. (New York) 0.190%, 3M LIBOR + 0.040%, 02/11/22 (h)	2,000,000	1,999,918
Oversea-Chinese Banking Corp., Ltd. Zero Coupon, 04/14/22	900,000	899,388
0.240%, 3M LIBOR + 0.020%, 03/25/22 (h)	2,000,000	2,000,002
Societe Generale 0.140%, 01/05/22	5,000,000	5,000,030
Standard Chartered Bank (NY) 0.150%, 02/02/22	3,000,000	3,000,057
Sumitomo Mitsui Banking Corp. 0.200%, 04/26/22	3,000,000	2,999,622

Certificates of Deposit—(Continued)
Sumitomo Mitsui Trust Bank, Ltd. Zero Coupon, 03/15/22	3,000,000	2,998,740
Zero Coupon, 04/19/22	5,000,000	4,996,400

		69,888,229

Commercial Paper—1.7%
Antalis S.A. 0.140%, 01/14/22	3,000,000	2,999,799
Macquarie Bank Ltd. 0.270%, 03/07/22	5,000,000	4,997,480
Skandinaviska Enskilda Banken AB 0.200%, 04/28/22	3,000,000	2,997,690
UBS AG 0.240%, 03/30/22	7,000,000	6,993,245

		17,988,214

Repurchase Agreements—6.1%
Barclays Bank plc Repurchase Agreement dated 12/31/21 at 0.350%, due on 02/04/22 with a maturity value of $5,001,701; collateralized by various Common Stock with an aggregate market value of $5,556,750.	5,000,000	5,000,000
Barclays Capital, Inc. Repurchase Agreement dated 12/31/21 at 0.010%, due on 01/03/22 with a maturity value of $10,153,033; collateralized by U.S. Treasury Obligations at 0.000%, maturity dates ranging from 02/15/22 - 11/15/51, and an aggregate market value of $10,356,086.	10,153,025	10,153,025
BofA Securities, Inc. Repurchase Agreement dated 12/31/21 at 0.190%, due on 01/04/22 with a maturity value of $3,000,063; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 4.500%, maturity dates ranging from 02/15/22 - 02/15/45, and various Common Stock with an aggregate market value of $3,094,023.	3,000,000	3,000,000
Repurchase Agreement dated 12/31/21 at 0.350%, due on 02/04/22 with a maturity value of $4,001,361; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 4.375%, maturity dates ranging from 01/15/22 - 11/15/43, and various Common Stock with an aggregate market value of $4,135,298.	4,000,000	4,000,000
Citigroup Global Markets, Inc. Repurchase Agreement dated 12/31/21 at 0.420%, due on 02/04/22 with a maturity value of $1,000,408; collateralized by various Common Stock with an aggregate market value of $1,100,000.	1,000,000	1,000,000
Repurchase Agreement dated 12/31/21 at 0.420%, due on 02/04/22 with a maturity value of $7,002,859; collateralized by U.S. Treasury Obligations at 0.125%, maturing 10/15/25, and various Common Stock with an aggregate market value of $7,660,886.	7,000,000	7,000,000

See accompanying notes to financial statements.

BHFTII-21

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2021

Securities Lending Reinvestments (g)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
Deutsche Bank AG, London Repurchase Agreement dated 12/31/21 at 0.150%, due on 01/03/22 with a maturity value of $400,005; collateralized by Foreign Obligations with rates ranging from 0.375% - 1.875%, maturity dates ranging from 04/14/22 - 11/16/23, and an aggregate market value of $408,007.	400,000	$400,000
National Bank of Canada Repurchase Agreement dated 12/31/21 at 0.200%, due on 01/07/22 with a maturity value of $15,400,599; collateralized by various Common Stock with an aggregate market value of $17,114,353.	15,400,000	15,400,000
NBC Global Finance, Ltd. Repurchase Agreement dated 12/31/21 at 0.235%, due on 01/07/22 with a maturity value of $1,400,064; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 5.000%, maturity dates ranging from 04/30/22 - 02/15/49, and various Common Stock with an aggregate market value of $1,555,227.	1,400,000	1,400,000
Repurchase Agreement dated 12/31/21 at 0.250%, due on 01/07/22 with a maturity value of $2,800,136; collateralized by U.S. Treasury Obligations with rates ranging from 0.139% - 2.250%, maturity dates ranging from 10/31/22 - 11/15/25, and various Common Stock with an aggregate market value of $3,111,388.	2,800,000	2,800,000
Societe Generale Repurchase Agreement dated 12/31/21 at 0.200%, due on 01/07/22 with a maturity value of $15,122,539; collateralized by various Common Stock with an aggregate market value of $16,802,591.	15,121,951	15,121,951

		65,274,976

Time Deposit—0.5%
National Bank of Canada 0.120%, OBFR + 0.050%, 01/07/22 (h)	5,000,000	5,000,000

Mutual Funds—0.5%
STIT-Government & Agency Portfolio, Institutional Class 0.030% (i)	5,000,000	5,000,000

Total Securities Lending Reinvestments (Cost $163,158,797)		163,151,419

Total Investments—114.8% (Cost $851,063,776)		1,215,973,103
Other assets and liabilities (net)—(14.8)%		(157,178,752)

Net Assets—100.0%		$1,058,794,351

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2021, the market value of securities loaned was $166,574,234 and the collateral received consisted of cash in the amount of $163,139,358 and non-cash collateral with a value of $9,321,591. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	All or a portion of the security was pledged as collateral against open futures contracts. As of December 31, 2021, the market value of securities pledged was $4,875,939.
(d)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(e)	Security was valued in good faith under procedures approved by the Board of Trustees. As of December 31, 2021, these securities represent less than 0.05% of net assets.
(f)	The rate shown represents current yield to maturity.
(g)	Represents investment of cash collateral received from securities on loan as of December 31, 2021.
(h)	Variable or floating rate security. The stated rate represents the rate at December 31, 2021. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(i)	The rate shown represents the annualized seven-day yield as of December 31, 2021.

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Value/ Unrealized Appreciation/ (Depreciation)
Russell 2000 Index E-Mini Futures	03/18/22	100	USD	11,214,000	$(45,398)

Glossary of Abbreviations

Currencies

(USD)—	United States Dollar

Index Abbreviations

(LIBOR)—	London Interbank Offered Rate
(OBFR)—	U.S. Overnight Bank Funding Rate

Other Abbreviations

(REIT)—	Real Estate Investment Trust

See accompanying notes to financial statements.

BHFTII-22

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2021

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2021:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$1,016,456,109	$—	$—	$1,016,456,109
Total Mutual Funds*	25,025,625	—	—	25,025,625
Total Rights*	—	—	37,094	37,094
Total Warrants*	3,290	—	—	3,290
Total Short-Term Investments*	—	11,299,566	—	11,299,566
Securities Lending Reinvestments
Certificates of Deposit	—	69,888,229	—	69,888,229
Commercial Paper	—	17,988,214	—	17,988,214
Repurchase Agreements	—	65,274,976	—	65,274,976
Time Deposit	—	5,000,000	—	5,000,000
Mutual Funds	5,000,000	—	—	5,000,000
Total Securities Lending Reinvestments	5,000,000	158,151,419	—	163,151,419
Total Investments	$1,046,485,024	$169,450,985	$37,094	$1,215,973,103

Collateral for Securities Loaned (Liability)	$—	$(163,139,358)	$—	$(163,139,358)
Futures Contracts
Futures Contracts (Unrealized Depreciation)	$(45,398)	$—	$—	$(45,398)

*	See Schedule of Investments for additional detailed categorizations.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for year ended December 31, 2021 is not presented.

See accompanying notes to financial statements.

BHFTII-23

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Statement of Assets and Liabilities

December 31, 2021

Assets
Investments at value (a) (b)	$1,215,973,103
Receivable for:
Investments sold	1,468,544
Fund shares sold	5,466,629
Dividends	798,006
Prepaid expenses	3,204

Total Assets	1,223,709,486
Liabilities
Due to custodian	112,131
Collateral for securities loaned	163,139,358
Payables for:
Investments purchased	667,380
Fund shares redeemed	220,562
Variation margin on futures contracts	20,474
Accrued Expenses:
Management fees	217,855
Distribution and service fees	103,126
Deferred trustees’ fees	178,812
Other expenses	255,437

Total Liabilities	164,915,135

Net Assets	$1,058,794,351

Net Assets Consist of:
Paid in surplus	$537,973,958
Distributable earnings (Accumulated losses)	520,820,393

Net Assets	$1,058,794,351

Net Assets
Class A	$592,833,689
Class B	234,324,480
Class E	24,883,789
Class G	206,752,393
Capital Shares Outstanding*
Class A	24,456,339
Class B	9,994,190
Class E	1,035,358
Class G	8,873,714
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$24.24
Class B	23.45
Class E	24.03
Class G	23.30

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $851,063,776.
(b)	Includes securities loaned at value of $166,574,234.

Statement of Operations

Year Ended December 31, 2021

Investment Income
Dividends (a)	$10,914,468
Interest	14,122
Securities lending income	850,980

Total investment income	11,779,570
Expenses
Management fees	2,682,187
Administration fees	49,171
Custodian and accounting fees	143,305
Distribution and service fees—Class B	612,697
Distribution and service fees—Class E	38,808
Distribution and service fees—Class G	605,752
Audit and tax services	48,452
Legal	42,385
Trustees’ fees and expenses	51,036
Shareholder reporting	91,659
Insurance	6,871
Miscellaneous	117,846

Total expenses	4,490,169
Less management fee waiver	(32,292)

Net expenses	4,457,877

Net Investment Income	7,321,693

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on :
Investments	156,971,413
Futures contracts	2,093,734

Net realized gain (loss)	159,065,147

Net change in unrealized appreciation (depreciation) on:
Investments	(24,702,071)
Futures contracts	(527,958)

Net change in unrealized appreciation (depreciation)	(25,230,029)

Net realized and unrealized gain (loss)	133,835,118

Net Increase (Decrease) in Net Assets From Operations	$141,156,811

(a)	Net of foreign withholding taxes of $14,805.

See accompanying notes to financial statements.

BHFTII-24

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2021	Year Ended December 31, 2020
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$7,321,693	$8,559,882
Net realized gain (loss)	159,065,147	50,321,770
Net change in unrealized appreciation (depreciation)	(25,230,029)	112,203,748

Increase (decrease) in net assets from operations	141,156,811	171,085,400

From Distributions to Shareholders
Class A	(36,104,548)	(31,761,952)
Class B	(14,523,579)	(14,866,375)
Class E	(1,531,758)	(1,471,658)
Class G	(11,963,294)	(11,350,791)

Total distributions	(64,123,179)	(59,450,776)

Increase (decrease) in net assets from capital share transactions	(12,433,448)	(39,527,524)

Total increase (decrease) in net assets	64,600,184	72,107,100

Net Assets
Beginning of period	994,194,167	922,087,067

End of period	$1,058,794,351	$994,194,167

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2021		Year Ended December 31, 2020
	Shares	Value	Shares	Value
Class A
Sales	2,858,857	$71,278,112	2,748,285	$45,345,321
Reinvestments	1,457,004	36,104,548	1,978,938	31,761,952
Redemptions	(3,989,132)	(98,656,705)	(5,445,103)	(97,025,317)

Net increase (decrease)	326,729	$8,725,955	(717,880)	$(19,918,044)

Class B
Sales	601,925	$14,318,942	1,152,370	$17,050,938
Reinvestments	605,149	14,523,579	954,196	14,866,375
Redemptions	(2,152,604)	(51,617,946)	(2,719,386)	(49,312,910)

Net increase (decrease)	(945,530)	$(22,775,425)	(612,820)	$(17,395,597)

Class E
Sales	101,392	$2,491,691	102,538	$1,724,750
Reinvestments	62,292	1,531,758	92,325	1,471,658
Redemptions	(221,092)	(5,404,237)	(290,157)	(5,272,244)

Net increase (decrease)	(57,408)	$(1,380,788)	(95,294)	$(2,075,836)

Class G
Sales	1,283,858	$30,389,876	1,576,630	$24,466,514
Reinvestments	501,395	11,963,294	732,309	11,350,791
Redemptions	(1,647,559)	(39,356,360)	(2,031,320)	(35,955,352)

Net increase (decrease)	137,694	$2,996,810	277,619	$(138,047)

Increase (decrease) derived from capital shares transactions		$(12,433,448)		$(39,527,524)

See accompanying notes to financial statements.

BHFTII-25

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$22.47	$20.30	$18.13	$21.98	$20.22

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.20	0.21	0.25	0.26	0.25
Net realized and unrealized gain (loss)	3.09	3.26	4.16	(2.34)	2.61

Total income (loss) from investment operations	3.29	3.47	4.41	(2.08)	2.86

Less Distributions
Distributions from net investment income	(0.25)	(0.25)	(0.25)	(0.25)	(0.26)
Distributions from net realized capital gains	(1.27)	(1.05)	(1.99)	(1.52)	(0.84)

Total distributions	(1.52)	(1.30)	(2.24)	(1.77)	(1.10)

Net Asset Value, End of Period	$24.24	$22.47	$20.30	$18.13	$21.98

Total Return (%) (b)	14.52	19.62	25.62	(10.97)	14.67

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.30	0.32	0.31	0.31	0.31
Net ratio of expenses to average net assets (%) (c)	0.30	0.32	0.31	0.31	0.31
Ratio of net investment income (loss) to average net assets (%)	0.80	1.16	1.27	1.17	1.19
Portfolio turnover rate (%)	36	34	19	26	20
Net assets, end of period (in millions)	$592.8	$542.2	$504.4	$441.5	$541.5

	Class B
	Year Ended December 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$21.79	$19.72	$17.66	$21.45	$19.76

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.13	0.16	0.19	0.20	0.19
Net realized and unrealized gain (loss)	3.00	3.16	4.05	(2.27)	2.55

Total income (loss) from investment operations	3.13	3.32	4.24	(2.07)	2.74

Less Distributions
Distributions from net investment income	(0.20)	(0.20)	(0.19)	(0.20)	(0.21)
Distributions from net realized capital gains	(1.27)	(1.05)	(1.99)	(1.52)	(0.84)

Total distributions	(1.47)	(1.25)	(2.18)	(1.72)	(1.05)

Net Asset Value, End of Period	$23.45	$21.79	$19.72	$17.66	$21.45

Total Return (%) (b)	14.23	19.35	25.30	(11.18)	14.39

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.55	0.57	0.56	0.56	0.56
Net ratio of expenses to average net assets (%) (c)	0.55	0.57	0.56	0.56	0.56
Ratio of net investment income (loss) to average net assets (%)	0.54	0.91	1.01	0.92	0.94
Portfolio turnover rate (%)	36	34	19	26	20
Net assets, end of period (in millions)	$234.3	$238.3	$227.8	$205.8	$259.0

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-26

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$22.30	$20.15	$18.01	$21.84	$20.10

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.16	0.18	0.22	0.22	0.21
Net realized and unrealized gain (loss)	3.06	3.24	4.12	(2.31)	2.60

Total income (loss) from investment operations	3.22	3.42	4.34	(2.09)	2.81

Less Distributions
Distributions from net investment income	(0.22)	(0.22)	(0.21)	(0.22)	(0.23)
Distributions from net realized capital gains	(1.27)	(1.05)	(1.99)	(1.52)	(0.84)

Total distributions	(1.49)	(1.27)	(2.20)	(1.74)	(1.07)

Net Asset Value, End of Period	$24.03	$22.30	$20.15	$18.01	$21.84

Total Return (%) (b)	14.31	19.45	25.40	(11.08)	14.50

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.45	0.47	0.46	0.46	0.46
Net ratio of expenses to average net assets (%) (c)	0.45	0.47	0.46	0.46	0.46
Ratio of net investment income (loss) to average net assets (%)	0.65	1.01	1.11	1.01	1.04
Portfolio turnover rate (%)	36	34	19	26	20
Net assets, end of period (in millions)	$24.9	$24.4	$23.9	$21.9	$28.6

	Class G
	Year Ended December 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$21.66	$19.62	$17.59	$21.37	$19.70

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.12	0.15	0.18	0.19	0.18
Net realized and unrealized gain (loss)	2.99	3.14	4.03	(2.26)	2.54

Total income (loss) from investment operations	3.11	3.29	4.21	(2.07)	2.72

Less Distributions
Distributions from net investment income	(0.20)	(0.20)	(0.19)	(0.19)	(0.21)
Distributions from net realized capital gains	(1.27)	(1.05)	(1.99)	(1.52)	(0.84)

Total distributions	(1.47)	(1.25)	(2.18)	(1.71)	(1.05)

Net Asset Value, End of Period	$23.30	$21.66	$19.62	$17.59	$21.37

Total Return (%) (b)	14.19	19.26	25.20	(11.20)	14.30

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.60	0.62	0.61	0.61	0.61
Net ratio of expenses to average net assets (%) (c)	0.60	0.62	0.61	0.61	0.61
Ratio of net investment income (loss) to average net assets (%)	0.50	0.86	0.97	0.88	0.89
Portfolio turnover rate (%)	36	34	19	26	20
Net assets, end of period (in millions)	$206.8	$189.3	$166.0	$135.7	$155.4

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTII-27

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Notes to Financial Statements—December 31, 2021

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is MetLife Russell 2000 Index Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered and offers four classes of shares: Class A, B, E and G shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2021 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a

BHFTII-28

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

In December 2020, the Securities and Exchange Commission adopted Rule 2a-5, Good Faith Determinations of Fair Value, under the 1940 Act, which is intended to address valuation practices and the role of the board of directors with respect to the fair value of the investments of a registered investment company. Among other things, Rule 2a-5 will permit the Portfolio’s Board to designate the Portfolio’s primary investment adviser to perform the Portfolio’s fair value determinations, which will be subject to the Board’s oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the investment adviser’s fair value determinations. Compliance with Rule 2a-5 will not be required until September 2022. The Adviser continues to review Rule 2a-5 and its impact on the Adviser’s and the Portfolio’s valuation policies and related practices.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

BHFTII-29

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. Book-tax differences are primarily due to the receipt of a dividend as a result of a corporate action. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2021, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

Due to Custodian - Pursuant to the custodian agreement, the Custodian may, in its discretion, advance funds to the Portfolio to make properly authorized payments. When such payments result in an overdraft, the Portfolio is obligated to repay the Custodian at the current rate of interest charged by the Custodian for secured loans. This obligation is payable on demand to the Custodian. The Custodian has a lien on the Portfolio’s assets to the extent of any overdraft. At December 31, 2021, the Portfolio had a payment of $112,131 due to the Custodian pursuant to the foregoing arrangement. Based on the short-term nature of these payments and the variable interest rate, the carrying value of the overdraft advances approximated its fair value at December 31, 2021. If measured at fair value, overdraft advances would have been considered as Level 2 in the fair value hierarchy at December 31, 2021. The Portfolio’s average overdraft advances during the year ended December 31, 2021 were not significant.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2021, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $65,274,976, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2021.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

BHFTII-30

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2021 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2021 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2021.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.

	Remaining Contractual Maturity of the Agreements As of December 31, 2021
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Common Stocks	$(143,696,785)	$—	$—	$—	$(143,696,785)
Mutual Funds	(19,442,573)	—	—	—	(19,442,573)
Total Borrowings	$(163,139,358)	$—	$—	$—	$(163,139,358)
Gross amount of recognized liabilities for securities lending transactions					$(163,139,358)

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2021 by category of risk exposure:

	Liabilities Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value
Equity	Unrealized depreciation on futures contracts (a)	$45,398

(a)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

BHFTII-31

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2021:

Statement of Operations Location—Net Realized Gain (Loss)	Equity
Futures contracts	$2,093,734

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Equity
Futures contracts	$(527,958)

For the year ended December 31, 2021, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Futures contracts long	$11,217,607

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 outbreak. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission, or the applicable regulator. In a cleared derivative transaction, the Portfolio’s counterparty is a clearinghouse rather than a bank or broker. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse.

BHFTII-32

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

While offset rights may exist under applicable law, the Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro-rata basis across all the clearing broker’s customers, potentially resulting in losses to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. In 2017, the UK Financial Conduct Authority (FCA) announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Various financial industry groups have been planning for the transition away from LIBOR and markets are developing in response to these new rates, but there are concerns around liquidity of the new rates and obstacles to converting certain securities and transactions to new rates. Neither the effect of the transition process nor its ultimate success can yet be known. The transition process might, among other things, lead to increased volatility and illiquidity in markets for instruments whose terms include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of related transactions such as hedges, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Portfolio and may adversely affect the Portfolio’s performance or net asset value.
Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2021 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$380,112,756	$0	$448,419,977

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the annual rate of 0.250% of average daily net assets. Fees earned by Brighthouse Investment Advisers with respect to the Portfolio for the year ended December 31, 2021 were $2,682,187.

BHFTII-33

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with MetLife Investment Management, LLC (“MIM”) with respect to managing the Portfolio. For providing subadvisory services to the Portfolio, Brighthouse Investment Advisers has agreed to pay MIM an investment subadvisory fee for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.040%	On the first $500 million
0.030%	Of the next $500 million
0.015%	On amounts over $1 billion

Fees earned by MIM with respect to the Portfolio for the year ended December 31, 2021 were $360,918.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 30, 2021 to April 30, 2022, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.005%	Over $500 million and under $1 billion
0.010%	Of the next $1 billion
0.015%	On amounts over $2 billion

An identical agreement was in place for the period April 30, 2020 to April 30, 2021. Amounts waived for the year ended December 31, 2021 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2021 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

BHFTII-34

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2021 was as follows:

Cost basis of investments	$861,268,832

Gross unrealized appreciation	417,967,297
Gross unrealized (depreciation)	(63,263,026)

Net unrealized appreciation (depreciation)	$354,704,271

The tax character of distributions paid for the years ended December 31, 2021 and 2020 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2021	2020	2021	2020	2021	2020
$16,321,007	$10,573,833	$47,802,172	$48,876,943	$64,123,179	$59,450,776

As of December 31, 2021, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$23,738,055	$142,556,878	$354,704,271	$—	$520,999,204

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2021, the Portfolio had no accumulated capital losses.

9. Recent Accounting Pronouncement

In January 2021, the FASB issued Accounting Standards Update No. 2021-01 (“ASU 2021-01”), “Reference Rate Reform (Topic 848)”. ASU 2021-01 is an update of ASU 2020-04, which is in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, as regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The ASU 2021-01 update clarifies that certain optional expedients and exceptions in Topic 848 for contract modifications and hedge accounting apply to derivatives that are affected by the discounting transition. The amendments in this update are effective through December 31, 2022, for all entities. The expedients and exceptions provided by the amendments do not apply to contract modifications and hedging relationships entered into or evaluated after December 31, 2022, except for hedging transactions as of December 31, 2022, that an entity has elected certain optional expedients for and that are retained through the end of the hedging relationship. Management is currently evaluating the impact of the optional guidance on the Portfolio’s financial statements and disclosures.

BHFTII-35

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust II and Shareholders of the MetLife Russell 2000 Index Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the MetLife Russell 2000 Index Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust II), as of December 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the MetLife Russell 2000 Index Portfolio as of December 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2022

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTII-36

Brighthouse Funds Trust II

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, 125 High Street, Suite 732, Boston, Massachusetts 02110. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present); until 2016, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	74	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	74	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield and Merel, Ltd.	74	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	74	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Mid-Con Energy Partners, LP (energy);** Trustee, SharesPost 100 Fund (closed-end fund).** Until 2020, Director, Gainsco, Inc. (auto insurance).**

BHFTII-37

Brighthouse Funds Trust II

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	74	Trustee, HSBC Funds.**

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor).	74	Director and Chairman of the Board of Directors, First Eagle Alternative Capital BDC, Inc.;** Director, First Eagle Credit Opportunities Fund;** Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	Private Investor; Until 2020, President, True North Board Governance, LLC (consulting).	74	Until 2020, Lead Independent Trustee, BMT Investment Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2021-present); formerly Senior Vice President, Brighthouse Investment Advisers, LLC (2017-2021).

Dina Lee (1970)	Secretary, of Trust I and Trust II	From December 2021 (Trust I and Trust II) to present	Executive Vice President, Chief Legal Officer, Brighthouse Investment Advisers, LLC (2021-present); formerly, Associate General Counsel, Neuberger Berman Investment Advisers LLC (2017-2021).

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2013-present); Head of Funds Compliance, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017).

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., an affiliate of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 29 BHF II Portfolios.

BHFTII-38

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 30-December 1, 2021 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2022 through December 31, 2022.

The Board met with personnel of the Adviser on October 20-21, 2021 (the “October Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the October Meeting and the November Meeting are referred to collectively as, the “Meetings”). The Independent Trustees were advised by independent legal counsel throughout year, including during the contract renewal process, and met with independent legal counsel in executive sessions outside of the presence of management.

In considering the continuation of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of assisting the Board in the renewal process, along with various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled Board meetings. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process. The Board also reviewed information with respect to the effect of the ongoing COVID-19 pandemic on the operations of the Adviser and Sub-Advisers, and considered the Adviser’s assessments of the Sub-Advisers’ services and operations during the pandemic.

In considering the continuation of the Agreements, the Board also reviewed, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the October Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of the Sub-Advisory Agreements.

In approving the continuation of each Agreement, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the

BHFTII-39

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements —(Continued)

Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs and personnel, trading practices, compliance programs and personnel, risk management, and liquidity risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct regular and periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Board regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered, based on the information provided, each Sub-Adviser’s current level of staffing, business continuity plan and information security program, including in light of the ongoing COVID-19 pandemic and the work-from-home environment. The Board also considered the Sub-Adviser’s compensation program for its personnel and its overall resources. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background, and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, actions taken in response to regulatory developments, including SEC rulemaking, and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser had been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). The Board considered that Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver

BHFTII-40

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements —(Continued)

agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *  *  *

MetLife Russell 2000 Index Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and MetLife Investment Management, LLC regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and the average of its Morningstar Category for the three- and five-year periods ended June 30, 2021 and underperformed the median of its Performance Universe and the average of its Morningstar Category for the one-year period ended June 30, 2021. The Board further considered that the Portfolio underperformed its benchmark, the Russell 2000 Index, for the one-, three-, and five-year periods ended October 31, 2021. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the average of the Sub-advised Expense Group and below the average of the Sub-advised Expense Universe, each at the Portfolio’s current size.

BHFTII-41

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Managed By MetLife Investment Management, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2021, the Class A, B, D, E and G shares of the Brighthouse Stock Index Portfolio returned 28.36%, 28.04%, 28.23%, 28.17%, and 27.99%, respectively. The Portfolio’s benchmark, the Standard & Poor’s (“S&P”) 500 Index¹, returned 28.71%.

MARKET ENVIRONMENT / CONDITIONS

During the year ended December 2021, equity markets rallied to record highs on optimism around the pace of the global economic recovery. Equity indexes were supported by accommodative central banks, better than expected macroeconomic data, increased mergers and acquisitions activity, and strong corporate earnings. Energy stocks benefited from climbing oil prices, as West Texas Intermediate crude traded over $80 per barrel during the fourth quarter, from $50 per barrel at the beginning of the year. Factors that weighed on the equity markets included concerns about the Federal Reserve raising interest rates sooner than expected due to rising inflation, the spread of the COVID-19 Omicron variant, supply chain disruptions, and rising bond yields.

During the year, the Federal Open Market Committee (the “FOMC”) met eight times and decided to maintain the target range for the Federal Funds Rate at 0.00%—0.25%. The FOMC stated that supply and demand imbalances related to the COVID-19 pandemic and the reopening of the economy had continued to contribute to elevated levels of inflation. The FOMC said it expected to maintain this target range until labor market conditions reach levels consistent with maximum employment.

All 11 sectors comprising the S&P 500 Index experienced positive returns for the year. Energy (2.3% beginning weight in the benchmark), up 54.7%; Real Estate (2.4% beginning weight), up 46.2%; and Financials (10.4% beginning weight), up 35.0%, were the best-performing sectors. Consumer Staples (6.5% beginning weight), up 18.6%; and Utilities (2.8% beginning weight), up 17.6%, were the worst-relative performing sectors.

The stocks with the largest positive impact to the benchmark return for the year were NVIDIA, up 125.5%; Microsoft, up 52.5%; and Apple, up 34.6%. The stocks with the largest negative impact were PayPal, down 19.5%; Moderna, down 17.4%; and Walt Disney, down 14.5%.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio is managed utilizing a full replication strategy versus the S&P 500 Index. This strategy seeks to replicate the performance of the Index by owning all of the components of the Index at their respective Index capitalization weights. The Portfolio is periodically rebalanced for compositional changes in the S&P 500 Index. Factors that impact tracking error include transaction costs, cash drag, securities lending, NAV rounding, and contributions & withdrawals.

Stacey Lituchy

Norman Hu

Mirsad Usejnoski

Portfolio Managers

MetLife Investment Management, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-weighted index (stock price times number of shares outstanding) with each stock’s weight in the Index proportionate to its market value.

BHFTII-1

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

A $10,000 INVESTMENT COMPARED TO THE S&P 500 INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2021

	1 Year	5 Year	10 Year	Since Inception[1]
MetLife Stock Index Portfolio
Class A	28.36	18.18	16.26	—
Class B	28.04	17.89	15.97	—
Class D	28.23	18.06	16.14	—
Class E	28.17	18.00	16.09	—
Class G	27.99	17.83	—	14.22
S&P 500 Index	28.71	18.48	16.55	—

1 Inception dates of the Class A, Class B, Class D, Class E and Class G shares are 5/1/90, 1/2/01, 4/28/09, 5/1/01 and 11/12/14, respectively.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2021

Top Holdings

% of Net Assets
Apple, Inc.	6.8
Microsoft Corp.	6.2
Amazon.com, Inc.	3.6
Alphabet, Inc. - Class A	2.1
Tesla, Inc.	2.1
Alphabet, Inc. - Class C	2.0
Meta Platforms, Inc. - Class A	2.0
NVIDIA Corp.	1.8
Berkshire Hathaway, Inc. - Class B	1.3
UnitedHealth Group, Inc.	1.2

Top Sectors

% of Net Assets
Information Technology	29.0
Health Care	13.2
Consumer Discretionary	12.5
Financials	11.1
Communication Services	10.1
Industrials	7.7
Consumer Staples	5.8
Real Estate	2.8
Energy	2.7
Materials	2.5

BHFTII-2

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2021 through December 31, 2021.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MetLife Stock Index Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period** July 1, 2021 to December 31, 2021
Class A (a)	Actual	0.27%	$1,000.00	$1,115.10	$1.44
	Hypothetical*	0.27%	$1,000.00	$1,023.84	$1.38

Class B (a)	Actual	0.52%	$1,000.00	$1,113.90	$2.77
	Hypothetical*	0.52%	$1,000.00	$1,022.58	$2.65

Class D (a)	Actual	0.37%	$1,000.00	$1,114.70	$1.97
	Hypothetical*	0.37%	$1,000.00	$1,023.34	$1.89

Class E (a)	Actual	0.42%	$1,000.00	$1,114.50	$2.24
	Hypothetical*	0.42%	$1,000.00	$1,023.09	$2.14

Class G (a)	Actual	0.57%	$1,000.00	$1,113.50	$3.04
	Hypothetical*	0.57%	$1,000.00	$1,022.33	$2.91

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTII-3

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Schedule of Investments as of December 31, 2021

Common Stocks—99.4% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—1.3%
Boeing Co. (The) (a)	119,729	$24,103,842
General Dynamics Corp.	50,228	10,471,031
Howmet Aerospace, Inc.	83,331	2,652,426
Huntington Ingalls Industries, Inc.	8,682	1,621,277
L3Harris Technologies, Inc.	42,528	9,068,671
Lockheed Martin Corp.	53,196	18,906,390
Northrop Grumman Corp.	32,298	12,501,587
Raytheon Technologies Corp.	324,396	27,917,520
Textron, Inc.	47,772	3,687,998
TransDigm Group, Inc. (a)	11,347	7,219,869

		118,150,611

Air Freight & Logistics—0.6%
C.H. Robinson Worldwide, Inc. (b)	28,172	3,032,152
Expeditors International of Washington, Inc. (b)	36,714	4,930,323
FedEx Corp.	52,968	13,699,644
United Parcel Service, Inc. - Class B	158,030	33,872,150

		55,534,269

Airlines—0.2%
Alaska Air Group, Inc. (a)	27,157	1,414,880
American Airlines Group, Inc. (a) (b)	140,335	2,520,416
Delta Air Lines, Inc. (a) (b)	138,710	5,420,787
Southwest Airlines Co. (a) (b)	128,286	5,495,772
United Airlines Holdings, Inc. (a) (b)	70,178	3,072,393

		17,924,248

Auto Components—0.1%
Aptiv plc (a) (b)	58,628	9,670,689
BorgWarner, Inc.	51,965	2,342,062

		12,012,751

Automobiles—2.5%
Ford Motor Co.	850,748	17,670,036
General Motors Co. (a)	314,661	18,448,574
Tesla, Inc. (a)	176,300	186,310,314

		222,428,924

Banks—3.9%
Bank of America Corp.	1,560,886	69,443,818
Citigroup, Inc.	430,049	25,970,659
Citizens Financial Group, Inc. (b)	92,370	4,364,483
Comerica, Inc.	28,423	2,472,801
Fifth Third Bancorp (b)	148,190	6,453,675
First Republic Bank	38,851	8,023,120
Huntington Bancshares, Inc. (b)	313,491	4,834,031
JPMorgan Chase & Co.	640,494	101,422,225
KeyCorp (b)	201,787	4,667,333
M&T Bank Corp.	27,889	4,283,193
People’s United Financial, Inc. (b)	92,764	1,653,054
PNC Financial Services Group, Inc. (The)	91,599	18,367,431
Regions Financial Corp. (b)	206,604	4,503,967
Signature Bank (b)	13,141	4,250,719
SVB Financial Group (a)	12,719	8,626,535
Truist Financial Corp. (b)	289,310	16,939,101

Banks—(Continued)
U.S. Bancorp (b)	292,443	16,426,523
Wells Fargo & Co.	864,151	41,461,965
Zions Bancorp N.A.	33,910	2,141,756

		346,306,389

Beverages—1.4%
Brown-Forman Corp. - Class B	39,603	2,885,474
Coca-Cola Co. (The)	842,532	49,886,320
Constellation Brands, Inc. - Class A	35,601	8,934,783
Molson Coors Beverage Co. - Class B (b)	40,832	1,892,563
Monster Beverage Corp. (a)	81,422	7,819,769
PepsiCo, Inc.	299,662	52,054,286

		123,473,195

Biotechnology—1.8%
AbbVie, Inc.	383,152	51,878,781
Amgen, Inc. (b)	122,076	27,463,437
Biogen, Inc. (a)	31,836	7,638,093
Gilead Sciences, Inc.	271,862	19,739,900
Incyte Corp. (a)	40,692	2,986,793
Moderna, Inc. (a) (b)	76,450	19,416,771
Regeneron Pharmaceuticals, Inc. (a)	22,913	14,470,018
Vertex Pharmaceuticals, Inc. (a)	55,104	12,100,838

		155,694,631

Building Products—0.5%
A.O. Smith Corp.	28,865	2,478,060
Allegion plc (b)	19,439	2,574,501
Carrier Global Corp. (b)	187,814	10,187,031
Fortune Brands Home & Security, Inc.	29,417	3,144,677
Johnson Controls International plc (b)	153,596	12,488,891
Masco Corp. (b)	52,900	3,714,638
Trane Technologies plc (b)	51,482	10,400,909

		44,988,707

Capital Markets—3.0%
Ameriprise Financial, Inc.	24,250	7,315,255
Bank of New York Mellon Corp. (The)	164,661	9,563,511
BlackRock, Inc. (b)	30,950	28,336,582
Cboe Global Markets, Inc.	23,112	3,013,805
Charles Schwab Corp. (The)	325,827	27,402,051
CME Group, Inc.	77,892	17,795,206
FactSet Research Systems, Inc.	8,158	3,964,869
Franklin Resources, Inc. (b)	60,902	2,039,608
Goldman Sachs Group, Inc. (The)	73,571	28,144,586
Intercontinental Exchange, Inc.	122,106	16,700,438
Invesco, Ltd.	73,968	1,702,743
MarketAxess Holdings, Inc. (b)	8,241	3,389,276
Moody’s Corp. (b)	35,052	13,690,610
Morgan Stanley	311,121	30,539,637
MSCI, Inc.	17,869	10,948,158
Nasdaq, Inc. (b)	25,369	5,327,744
Northern Trust Corp.	45,006	5,383,168
Raymond James Financial, Inc.	40,139	4,029,956
S&P Global, Inc.	52,232	24,649,848

See accompanying notes to financial statements.

BHFTII-4

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Schedule of Investments as of December 31, 2021

Common Stocks—(Continued)

Security Description	Shares	Value

Capital Markets—(Continued)
State Street Corp.	79,242	$7,369,506
T. Rowe Price Group, Inc. (b)	48,710	9,578,334

		260,884,891

Chemicals—1.8%
Air Products & Chemicals, Inc.	47,976	14,597,178
Albemarle Corp.	25,352	5,926,537
Celanese Corp.	23,595	3,965,376
CF Industries Holdings, Inc.	46,483	3,290,067
Corteva, Inc.	157,976	7,469,105
Dow, Inc.	160,296	9,091,989
DuPont de Nemours, Inc.	112,288	9,070,625
Eastman Chemical Co. (b)	29,137	3,522,955
Ecolab, Inc. (b)	54,033	12,675,601
FMC Corp.	27,470	3,018,678
International Flavors & Fragrances, Inc.	55,163	8,310,306
Linde plc	111,086	38,483,523
LyondellBasell Industries NV - Class A	56,978	5,255,081
Mosaic Co. (The)	80,278	3,154,122
PPG Industries, Inc. (b)	51,451	8,872,210
Sherwin-Williams Co. (The)	52,280	18,410,925

		155,114,278

Commercial Services & Supplies—0.4%
Cintas Corp.	19,050	8,442,388
Copart, Inc. (a)	46,248	7,012,122
Republic Services, Inc.	45,357	6,325,034
Rollins, Inc.	49,055	1,678,172
Waste Management, Inc.	83,408	13,920,795

		37,378,511

Communications Equipment—0.9%
Arista Networks, Inc. (a) (b)	48,616	6,988,550
Cisco Systems, Inc.	914,085	57,925,566
F5, Inc. (a)	13,071	3,198,604
Juniper Networks, Inc.	70,476	2,516,698
Motorola Solutions, Inc.	36,605	9,945,579

		80,574,997

Construction & Engineering—0.0%
Quanta Services, Inc.	30,883	3,541,045

Construction Materials—0.1%
Martin Marietta Materials, Inc. (b)	13,520	5,955,831
Vulcan Materials Co.	28,761	5,970,208

		11,926,039

Consumer Finance—0.6%
American Express Co.	135,974	22,245,346
Capital One Financial Corp.	92,244	13,383,682
Discover Financial Services	63,518	7,340,140
Synchrony Financial	118,607	5,502,179

		48,471,347

Containers & Packaging—0.3%
AMCOR plc (b)	332,283	3,990,719
Avery Dennison Corp.	17,944	3,886,132
Ball Corp. (b)	70,197	6,757,865
International Paper Co.	83,931	3,943,078
Packaging Corp. of America	20,587	2,802,920
Sealed Air Corp. (b)	32,110	2,166,462
WestRock Co.	57,868	2,567,025

		26,114,201

Distributors—0.1%
Genuine Parts Co.	30,867	4,327,553
LKQ Corp.	58,120	3,488,944
Pool Corp.	8,688	4,917,408

		12,733,905

Diversified Financial Services—1.3%
Berkshire Hathaway, Inc. - Class B (a)	396,913	118,676,987

Diversified Telecommunication Services—1.0%
AT&T, Inc.	1,547,667	38,072,608
Lumen Technologies, Inc. (b)	199,717	2,506,449
Verizon Communications, Inc. (b)	897,296	46,623,500

		87,202,557

Electric Utilities—1.6%
Alliant Energy Corp. (b)	54,260	3,335,362
American Electric Power Co., Inc.	109,156	9,711,609
Duke Energy Corp.	166,712	17,488,089
Edison International	82,337	5,619,500
Entergy Corp. (b)	43,558	4,906,809
Evergy, Inc. (b)	49,696	3,409,642
Eversource Energy (b)	74,512	6,779,102
Exelon Corp.	212,030	12,246,853
FirstEnergy Corp.	117,991	4,907,246
NextEra Energy, Inc.	425,253	39,701,620
NRG Energy, Inc. (b)	53,063	2,285,954
Pinnacle West Capital Corp.	24,451	1,725,996
PPL Corp. (b)	162,702	4,890,822
Southern Co. (The)	229,691	15,752,209
Xcel Energy, Inc.	116,747	7,903,772

		140,664,585

Electrical Equipment—0.5%
AMETEK, Inc.	50,135	7,371,850
Eaton Corp. plc	86,388	14,929,574
Emerson Electric Co.	129,561	12,045,286
Generac Holdings, Inc. (a)	13,674	4,812,154
Rockwell Automation, Inc. (b)	25,137	8,769,043

		47,927,907

Electronic Equipment, Instruments & Components—0.7%
Amphenol Corp. - Class A	129,610	11,335,691
CDW Corp.	29,415	6,023,604

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Schedule of Investments as of December 31, 2021

Common Stocks—(Continued)

Security Description	Shares	Value

Electronic Equipment, Instruments & Components—(Continued)
Corning, Inc.	166,462	$6,197,380
IPG Photonics Corp. (a) (b)	7,741	1,332,536
Keysight Technologies, Inc. (a)	39,920	8,243,879
TE Connectivity, Ltd.	70,721	11,410,126
Teledyne Technologies, Inc. (a)	10,112	4,417,832
Trimble, Inc. (a)	54,400	4,743,136
Zebra Technologies Corp. - Class A (a)	11,582	6,893,606

		60,597,790

Energy Equipment & Services—0.2%
Baker Hughes Co. (b)	189,435	4,557,806
Halliburton Co.	193,998	4,436,734
Schlumberger NV	303,992	9,104,561

		18,099,101

Entertainment—1.7%
Activision Blizzard, Inc.	168,808	11,230,796
Electronic Arts, Inc.	61,292	8,084,415
Live Nation Entertainment, Inc. (a) (b)	29,276	3,504,044
Netflix, Inc. (a)	96,001	57,834,843
Take-Two Interactive Software, Inc. (a)	24,989	4,441,045
Walt Disney Co. (The) (a)	393,825	60,999,554

		146,094,697

Equity Real Estate Investment Trusts—2.7%
Alexandria Real Estate Equities, Inc.	30,562	6,814,103
American Tower Corp.	98,702	28,870,335
AvalonBay Communities, Inc.	30,286	7,649,941
Boston Properties, Inc. (b)	30,807	3,548,350
Crown Castle International Corp.	93,671	19,552,885
Digital Realty Trust, Inc. (b)	61,505	10,878,389
Duke Realty Corp.	82,541	5,417,991
Equinix, Inc.	19,515	16,506,568
Equity Residential	73,962	6,693,561
Essex Property Trust, Inc.	14,107	4,968,909
Extra Space Storage, Inc.	29,018	6,579,251
Federal Realty Investment Trust (b)	15,173	2,068,383
Healthpeak Properties, Inc. (b)	116,832	4,216,467
Host Hotels & Resorts, Inc. (a)	154,752	2,691,137
Iron Mountain, Inc. (b)	62,753	3,283,864
Kimco Realty Corp.	133,598	3,293,191
Mid-America Apartment Communities, Inc. (b)	24,954	5,725,446
Prologis, Inc.	160,234	26,976,996
Public Storage	33,064	12,384,452
Realty Income Corp.	122,618	8,778,223
Regency Centers Corp.	33,396	2,516,389
SBA Communications Corp.	23,576	9,171,535
Simon Property Group, Inc. (b)	71,219	11,378,660
UDR, Inc. (b)	62,989	3,778,710
Ventas, Inc. (b)	86,513	4,422,545
Vornado Realty Trust (b)	34,459	1,442,454
Welltower, Inc.	94,337	8,091,284
Weyerhaeuser Co.	162,340	6,685,161

		234,385,180

Food & Staples Retailing—1.4%
Costco Wholesale Corp.	95,757	54,361,249
Kroger Co. (The) (b)	146,663	6,637,967
Sysco Corp.	111,107	8,727,455
Walgreens Boots Alliance, Inc.	155,711	8,121,886
Walmart, Inc.	308,218	44,596,062

		122,444,619

Food Products—0.9%
Archer-Daniels-Midland Co.	121,247	8,195,085
Campbell Soup Co. (b)	43,868	1,906,503
Conagra Brands, Inc. (b)	103,963	3,550,337
General Mills, Inc.	131,271	8,845,040
Hershey Co. (The)	31,510	6,096,240
Hormel Foods Corp. (b)	61,145	2,984,487
J.M. Smucker Co. (The) (b)	23,484	3,189,597
Kellogg Co. (b)	55,448	3,571,960
Kraft Heinz Co. (The) (b)	153,866	5,523,789
Lamb Weston Holdings, Inc. (b)	31,657	2,006,421
McCormick & Co., Inc. (b)	54,041	5,220,901
Mondelez International, Inc. - Class A	302,331	20,047,569
Tyson Foods, Inc. - Class A	63,895	5,569,088

		76,707,017

Gas Utilities—0.0%
Atmos Energy Corp. (b)	28,700	3,006,899

Health Care Equipment & Supplies—2.9%
Abbott Laboratories	383,240	53,937,197
ABIOMED, Inc. (a)	9,861	3,541,775
Align Technology, Inc. (a)	15,894	10,445,219
Baxter International, Inc.	108,515	9,314,928
Becton Dickinson & Co.	62,243	15,652,870
Boston Scientific Corp. (a)	308,838	13,119,438
Cooper Cos., Inc. (The) (b)	10,686	4,476,793
Dentsply Sirona, Inc.	47,378	2,643,219
DexCom, Inc. (a)	21,006	11,279,172
Edwards Lifesciences Corp. (a)	135,311	17,529,540
Hologic, Inc. (a)	54,938	4,206,053
IDEXX Laboratories, Inc. (a)	18,378	12,101,178
Intuitive Surgical, Inc. (a)	77,366	27,797,604
Medtronic plc	291,677	30,173,986
ResMed, Inc.	31,582	8,226,479
STERIS plc (b)	21,678	5,276,642
Stryker Corp.	72,766	19,459,084
Teleflex, Inc.	10,153	3,335,057
Zimmer Biomet Holdings, Inc.	45,276	5,751,863

		258,268,097

Health Care Providers & Services—2.8%
AmerisourceBergen Corp.	32,424	4,308,825
Anthem, Inc.	52,604	24,384,058
Cardinal Health, Inc.	61,071	3,144,546
Centene Corp. (a) (b)	126,462	10,420,469
Cigna Corp.	71,830	16,494,323
CVS Health Corp.	286,096	29,513,663

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Schedule of Investments as of December 31, 2021

Common Stocks—(Continued)

Security Description	Shares	Value

Health Care Providers & Services—(Continued)
DaVita, Inc. (a)	14,134	$1,607,884
HCA Healthcare, Inc.	51,904	13,335,176
Henry Schein, Inc. (a)	30,054	2,330,087
Humana, Inc.	27,857	12,921,748
Laboratory Corp. of America Holdings (a) (b)	20,741	6,517,029
McKesson Corp.	33,091	8,225,430
Quest Diagnostics, Inc.	26,587	4,599,817
UnitedHealth Group, Inc.	204,127	102,500,332
Universal Health Services, Inc. - Class B	15,847	2,054,722

		242,358,109

Health Care Technology—0.1%
Cerner Corp.	63,766	5,921,948

Hotels, Restaurants & Leisure—1.9%
Booking Holdings, Inc. (a)	8,900	21,353,147
Caesars Entertainment, Inc. (a) (b)	46,331	4,333,338
Carnival Corp. (a) (b)	174,350	3,507,922
Chipotle Mexican Grill, Inc. (a)	6,098	10,660,829
Darden Restaurants, Inc. (b)	28,128	4,237,202
Domino’s Pizza, Inc. (b)	7,886	4,450,306
Expedia Group, Inc. (a) (b)	31,643	5,718,523
Hilton Worldwide Holdings, Inc. (a)	60,407	9,422,888
Las Vegas Sands Corp. (a)	74,510	2,804,556
Marriott International, Inc. - Class A (a)	59,291	9,797,245
McDonald’s Corp.	161,950	43,413,936
MGM Resorts International	84,359	3,786,032
Norwegian Cruise Line Holdings, Ltd. (a) (b)	80,197	1,663,286
Penn National Gaming, Inc. (a) (b)	36,003	1,866,756
Royal Caribbean Cruises, Ltd. (a) (b)	48,594	3,736,879
Starbucks Corp. (b)	255,741	29,914,025
Wynn Resorts, Ltd. (a) (b)	22,810	1,939,762
Yum! Brands, Inc.	63,530	8,821,776

		171,428,408

Household Durables—0.4%
DR Horton, Inc.	70,642	7,661,125
Garmin, Ltd.	32,928	4,483,806
Lennar Corp. - Class A	58,918	6,843,915
Mohawk Industries, Inc. (a) (b)	11,890	2,166,120
Newell Brands, Inc.	82,055	1,792,081
NVR, Inc. (a) (b)	710	4,195,298
PulteGroup, Inc.	54,872	3,136,483
Whirlpool Corp. (b)	13,165	3,089,299

		33,368,127

Household Products—1.4%
Church & Dwight Co., Inc.	52,914	5,423,685
Clorox Co. (The)	26,628	4,642,858
Colgate-Palmolive Co.	182,670	15,589,058
Kimberly-Clark Corp. (b)	72,976	10,429,730
Procter & Gamble Co. (The)	524,474	85,793,457

		121,878,788

Independent Power and Renewable Electricity Producers—0.0%
AES Corp. (The)	144,496	3,511,253

Industrial Conglomerates—1.0%
3M Co.	124,891	22,184,389
General Electric Co.	237,998	22,483,671
Honeywell International, Inc.	149,202	31,110,109
Roper Technologies, Inc.	22,862	11,244,903

		87,023,072

Insurance—1.8%
Aflac, Inc. (b)	131,902	7,701,758
Allstate Corp. (The)	62,131	7,309,712
American International Group, Inc.	179,950	10,231,957
Aon plc - Class A	47,752	14,352,341
Arthur J. Gallagher & Co.	44,923	7,622,085
Assurant, Inc.	12,348	1,924,559
Brown & Brown, Inc. (b)	50,804	3,570,505
Chubb, Ltd.	93,354	18,046,262
Cincinnati Financial Corp.	32,479	3,700,332
Everest Re Group, Ltd.	8,532	2,337,085
Globe Life, Inc. (b)	20,134	1,886,958
Hartford Financial Services Group, Inc. (The)	73,764	5,092,667
Lincoln National Corp. (b)	36,815	2,512,992
Loews Corp.	43,434	2,508,748
Marsh & McLennan Cos., Inc.	109,425	19,020,254
MetLife, Inc. (c)	154,958	9,683,325
Principal Financial Group, Inc. (b)	53,426	3,864,303
Progressive Corp. (The)	126,800	13,016,020
Prudential Financial, Inc. (b)	81,923	8,867,346
Travelers Cos., Inc. (The)	53,317	8,340,378
W.R. Berkley Corp.	30,243	2,491,721
Willis Towers Watson plc (b)	27,006	6,413,655

		160,494,963

Interactive Media & Services—6.3%
Alphabet, Inc. - Class A (a)	65,195	188,872,523
Alphabet, Inc. - Class C (a) (d)	60,600	175,351,554
Match Group, Inc. (a) (b)	61,352	8,113,802
Meta Platforms, Inc. - Class A (a)	512,843	172,494,743
Twitter, Inc. (a) (b)	173,299	7,489,983

		552,322,605

Internet & Direct Marketing Retail—3.8%
Amazon.com, Inc. (a)	94,527	315,185,157
eBay, Inc.	135,673	9,022,255
Etsy, Inc. (a) (b)	27,477	6,015,814

		330,223,226

IT Services—4.5%
Accenture plc - Class A	136,896	56,750,237
Akamai Technologies, Inc. (a) (b)	35,214	4,121,447
Automatic Data Processing, Inc.	91,326	22,519,165
Broadridge Financial Solutions, Inc. (b)	25,266	4,619,130
Cognizant Technology Solutions Corp. - Class A (b)	113,837	10,099,619
DXC Technology Co. (a)	54,667	1,759,731

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Schedule of Investments as of December 31, 2021

Common Stocks—(Continued)

Security Description	Shares	Value

IT Services—(Continued)
EPAM Systems, Inc. (a)	12,293	$8,217,256
Fidelity National Information Services, Inc.	131,974	14,404,962
Fiserv, Inc. (a) (b)	128,782	13,366,284
FleetCor Technologies, Inc. (a)	17,598	3,939,136
Gartner, Inc. (a)	17,824	5,958,920
Global Payments, Inc.	62,884	8,500,659
International Business Machines Corp. (b)	194,363	25,978,559
Jack Henry & Associates, Inc.	16,046	2,679,521
MasterCard, Inc. - Class A	188,011	67,556,112
Paychex, Inc.	69,554	9,494,121
PayPal Holdings, Inc. (a)	254,642	48,020,388
VeriSign, Inc. (a)	20,944	5,316,006
Visa, Inc. - Class A (b)	363,456	78,764,550

		392,065,803

Leisure Products—0.0%
Hasbro, Inc. (b)	28,103	2,860,323

Life Sciences Tools & Services—2.0%
Agilent Technologies, Inc.	65,609	10,474,477
Bio-Rad Laboratories, Inc. - Class A (a)	4,683	3,538,334
Bio-Techne Corp.	8,517	4,406,185
Charles River Laboratories International, Inc. (a)	10,937	4,120,843
Danaher Corp.	137,834	45,348,764
Illumina, Inc. (a)	33,875	12,887,405
IQVIA Holdings, Inc. (a)	41,404	11,681,725
Mettler-Toledo International, Inc. (a)	4,982	8,455,500
PerkinElmer, Inc. (b)	27,351	5,499,192
Thermo Fisher Scientific, Inc.	85,402	56,983,630
Waters Corp. (a) (b)	13,228	4,928,753
West Pharmaceutical Services, Inc. (b)	16,055	7,529,956

		175,854,764

Machinery—1.5%
Caterpillar, Inc.	117,238	24,237,784
Cummins, Inc.	30,999	6,762,122
Deere & Co.	61,152	20,968,409
Dover Corp. (b)	31,205	5,666,828
Fortive Corp.	77,714	5,928,801
IDEX Corp.	16,478	3,894,081
Illinois Tool Works, Inc. (b)	61,905	15,278,154
Ingersoll Rand, Inc. (b)	88,335	5,465,286
Otis Worldwide Corp. (b)	92,060	8,015,664
PACCAR, Inc.	75,243	6,640,947
Parker-Hannifin Corp.	27,980	8,900,998
Pentair plc	35,864	2,619,148
Snap-on, Inc. (b)	11,644	2,507,885
Stanley Black & Decker, Inc.	35,334	6,664,699
Westinghouse Air Brake Technologies Corp. (b)	40,489	3,729,442
Xylem, Inc. (b)	39,081	4,686,594

		131,966,842

Media—1.0%
Charter Communications, Inc. - Class A (a) (b)	26,812	17,480,620
Comcast Corp. - Class A	988,174	49,734,797

Media—(Continued)
Discovery, Inc. - Class A (a) (b)	36,672	863,259
Discovery, Inc. - Class C (a) (b)	65,828	1,507,461
DISH Network Corp. - Class A (a) (b)	54,118	1,755,588
Fox Corp. - Class A	69,428	2,561,893
Fox Corp. - Class B	31,870	1,092,185
Interpublic Group of Cos., Inc. (The) (b)	85,338	3,195,908
News Corp. - Class A	85,183	1,900,433
News Corp. - Class B (b)	26,392	593,820
Omnicom Group, Inc. (b)	46,067	3,375,329
ViacomCBS, Inc. - Class B	131,491	3,968,398

		88,029,691

Metals & Mining—0.4%
Freeport-McMoRan, Inc. (b)	318,261	13,281,031
Newmont Corp. (b)	172,827	10,718,731
Nucor Corp. (b)	61,941	7,070,565

		31,070,327

Multi-Utilities—0.7%
Ameren Corp.	55,830	4,969,428
CenterPoint Energy, Inc. (b)	136,293	3,803,938
CMS Energy Corp.	62,785	4,084,164
Consolidated Edison, Inc. (b)	76,667	6,541,229
Dominion Energy, Inc.	175,531	13,789,715
DTE Energy Co.	41,986	5,019,006
NiSource, Inc.	85,110	2,349,887
Public Service Enterprise Group, Inc. (b)	109,592	7,313,074
Sempra Energy	69,209	9,154,967
WEC Energy Group, Inc.	68,364	6,636,094

		63,661,502

Multiline Retail—0.5%
Dollar General Corp.	50,565	11,924,744
Dollar Tree, Inc. (a)	48,745	6,849,647
Target Corp.	105,772	24,479,872

		43,254,263

Oil, Gas & Consumable Fuels—2.5%
APA Corp.	78,732	2,117,104
Chevron Corp.	417,786	49,027,187
ConocoPhillips	285,855	20,633,014
Coterra Energy, Inc.	176,326	3,350,194
Devon Energy Corp. (b)	136,455	6,010,843
Diamondback Energy, Inc.	36,910	3,980,744
EOG Resources, Inc.	126,806	11,264,177
Exxon Mobil Corp.	917,539	56,144,211
Hess Corp.	59,743	4,422,774
Kinder Morgan, Inc.	422,619	6,702,737
Marathon Oil Corp.	168,732	2,770,579
Marathon Petroleum Corp. (b)	133,416	8,537,290
Occidental Petroleum Corp.	192,300	5,574,777
ONEOK, Inc.	96,647	5,678,978
Phillips 66	94,964	6,881,091
Pioneer Natural Resources Co.	49,207	8,949,769
Valero Energy Corp.	88,606	6,655,197

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Schedule of Investments as of December 31, 2021

Common Stocks—(Continued)

Security Description	Shares	Value

Oil, Gas & Consumable Fuels—(Continued)
Williams Cos., Inc. (The)	263,333	$6,857,191

		215,557,857

Personal Products—0.2%
Estee Lauder Cos., Inc. (The) - Class A (b)	50,217	18,590,333

Pharmaceuticals—3.7%
Bristol-Myers Squibb Co.	481,063	29,994,278
Catalent, Inc. (a)	37,101	4,750,041
Eli Lilly and Co.	172,077	47,531,109
Johnson & Johnson	570,562	97,606,041
Merck & Co., Inc.	547,447	41,956,338
Organon & Co. (b)	54,951	1,673,258
Pfizer, Inc.	1,216,475	71,832,849
Viatris, Inc. (b)	262,111	3,546,362
Zoetis, Inc.	102,540	25,022,836

		323,913,112

Professional Services—0.4%
Equifax, Inc. (b)	26,441	7,741,660
IHS Markit, Ltd.	86,440	11,489,605
Jacobs Engineering Group, Inc.	28,242	3,932,134
Leidos Holdings, Inc.	30,415	2,703,893
Nielsen Holdings plc (b)	77,762	1,594,899
Robert Half International, Inc.	24,128	2,690,755
Verisk Analytics, Inc. (b)	34,928	7,989,081

		38,142,027

Real Estate Management & Development—0.1%
CBRE Group, Inc. - Class A (a) (b)	72,532	7,870,447

Road & Rail—0.9%
CSX Corp.	480,702	18,074,395
J.B. Hunt Transport Services, Inc. (b)	18,207	3,721,511
Norfolk Southern Corp.	52,740	15,701,226
Old Dominion Freight Line, Inc. (b)	20,190	7,235,692
Union Pacific Corp.	139,330	35,101,407

		79,834,231

Semiconductors & Semiconductor Equipment—6.3%
Advanced Micro Devices, Inc. (a) (b)	261,724	37,662,084
Analog Devices, Inc.	116,473	20,472,459
Applied Materials, Inc.	195,691	30,793,936
Broadcom, Inc.	89,210	59,361,226
Enphase Energy, Inc. (a)	29,239	5,348,983
Intel Corp.	881,439	45,394,109
KLA Corp.	32,861	14,133,845
Lam Research Corp.	30,516	21,945,581
Microchip Technology, Inc. (b)	120,257	10,469,574
Micron Technology, Inc.	242,439	22,583,193
Monolithic Power Systems, Inc.	9,391	4,632,862
NVIDIA Corp.	541,824	159,355,857
NXP Semiconductors NV	57,635	13,128,100
Qorvo, Inc. (a)	23,888	3,735,844
QUALCOMM, Inc.	242,737	44,389,315

Semiconductors & Semiconductor Equipment—(Continued)
Skyworks Solutions, Inc. (b)	35,791	5,552,616
SolarEdge Technologies, Inc. (a)	11,383	3,193,728
Teradyne, Inc. (b)	35,327	5,777,024
Texas Instruments, Inc.	200,155	37,723,213
Xilinx, Inc.	53,723	11,390,888

		557,044,437

Software—9.5%
Adobe, Inc. (a) (b)	103,120	58,475,227
ANSYS, Inc. (a) (b)	18,910	7,585,179
Autodesk, Inc. (a) (b)	47,648	13,398,141
Cadence Design Systems, Inc. (a)	60,064	11,192,927
Ceridian HCM Holding, Inc. (a) (b)	29,518	3,083,450
Citrix Systems, Inc.	27,031	2,556,862
Fortinet, Inc. (a)	29,411	10,570,314
Intuit, Inc.	61,371	39,475,055
Microsoft Corp.	1,627,202	547,260,577
NortonLifeLock, Inc. (b)	126,083	3,275,636
Oracle Corp.	349,557	30,484,866
Paycom Software, Inc. (a)	10,433	4,331,677
PTC, Inc. (a) (b)	22,896	2,773,850
Salesforce.com, Inc. (a)	212,178	53,920,795
ServiceNow, Inc. (a)	43,129	27,995,465
Synopsys, Inc. (a)	33,052	12,179,662
Tyler Technologies, Inc. (a)	8,881	4,777,534

		833,337,217

Specialty Retail—2.4%
Advance Auto Parts, Inc.	13,654	3,275,321
AutoZone, Inc. (a)	4,545	9,528,093
Bath & Body Works, Inc.	57,297	3,998,758
Best Buy Co., Inc. (b)	47,976	4,874,362
CarMax, Inc. (a) (b)	35,134	4,575,501
Gap, Inc. (The) (b)	46,462	820,054
Home Depot, Inc. (The)	228,728	94,924,407
Lowe’s Cos., Inc. (b)	150,071	38,790,352
O’Reilly Automotive, Inc. (a)	14,603	10,313,077
Ross Stores, Inc.	77,018	8,801,617
TJX Cos., Inc. (The) (b)	260,625	19,786,650
Tractor Supply Co.	24,667	5,885,546
Ulta Beauty, Inc. (a)	11,781	4,857,777

		210,431,515

Technology Hardware, Storage & Peripherals—7.1%
Apple, Inc.	3,377,966	599,825,423
Hewlett Packard Enterprise Co.	283,493	4,470,685
HP, Inc. (b)	249,785	9,409,401
NetApp, Inc.	48,467	4,458,479
Seagate Technology Holdings plc	44,391	5,015,295
Western Digital Corp. (a)	67,537	4,404,088

		627,583,371

Textiles, Apparel & Luxury Goods—0.7%
NIKE, Inc. - Class B	276,938	46,157,257
PVH Corp. (b)	15,399	1,642,303

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Schedule of Investments as of December 31, 2021

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Textiles, Apparel & Luxury Goods—(Continued)
Ralph Lauren Corp. (b)	10,562	$1,255,399
Tapestry, Inc.	59,631	2,421,019
Under Armour, Inc. - Class A (a)	40,885	866,353
Under Armour, Inc. - Class C (a) (b)	46,611	840,862
VF Corp.	70,655	5,173,359

		58,356,552

Tobacco—0.6%
Altria Group, Inc.	398,130	18,867,381
Philip Morris International, Inc.	337,410	32,053,950

		50,921,331

Trading Companies & Distributors—0.2%
Fastenal Co. (b)	124,654	7,985,336
United Rentals, Inc. (a)	15,690	5,213,630
WW Grainger, Inc.	9,380	4,861,091

		18,060,057

Water Utilities—0.1%
American Water Works Co., Inc.	39,344	7,430,508

Wireless Telecommunication Services—0.2%
T-Mobile U.S., Inc. (a)	127,232	14,756,367

Total Common Stocks (Cost $2,824,804,952)		8,746,451,751

Mutual Funds—0.5%

Investment Company Securities—0.5%
SPDR S&P 500 ETF Trust (Cost $37,498,932)	81,500	38,709,240

Short-Term Investment—0.3%

U.S. Treasury—0.3%
U.S. Treasury Bill 0.032%, 02/24/22 (e)	21,900,000	21,899,130

Total Short-Term Investments (Cost $21,898,954)		21,899,130

Securities Lending Reinvestments (f)—7.4%

Certificates of Deposit—3.0%
Bank of Montreal 0.300%, 06/02/22	25,000,000	25,001,575
Bank of Nova Scotia 0.320%, 06/07/22	10,000,000	10,001,220
Barclays Bank plc 0.180%, 04/07/22	23,000,000	22,996,711
Cooperatieve Rabobank UA
0.161%, 3M LIBOR + 0.040%, 01/11/22 (g)	5,000,000	4,999,900

Certificates of Deposit—(Continued)
Cooperatieve Rabobank UA
0.170%, 03/18/22	18,000,000	17,998,740
Credit Industriel et Commercial Zero Coupon, 04/14/22	15,000,000	14,989,800
Credit Suisse (NY) 0.270%, 03/18/22	15,000,000	15,000,000
Goldman Sachs Bank USA 0.170%, 02/04/22	25,000,000	25,000,875
Mitsubishi UFJ Trust International Ltd. Zero Coupon, 03/15/22	4,000,000	3,998,320
Mizuho Bank, Ltd.
0.160%, 03/25/22	10,000,000	9,998,900
0.250%, 05/05/22	10,000,000	10,000,070
MUFG Bank Ltd.
0.140%, 01/10/22	6,000,000	6,000,000
0.150%, 01/11/22	5,000,000	5,000,075
National Australia Bank, Ltd.
Zero Coupon, 04/25/22	4,000,000	3,996,920
0.160%, 03/02/22	10,000,000	9,999,500
Nationwide Building Society Zero Coupon, 01/04/22	10,000,000	9,999,800
Natixis S.A. (New York) 0.330%, 06/09/22	5,000,000	5,000,800
Oversea-Chinese Banking Corp., Ltd. Zero Coupon, 04/14/22	4,400,000	4,397,008
Societe Generale
0.140%, 01/05/22	10,000,000	10,000,060
0.150%, 03/15/22	5,000,000	4,999,485
Standard Chartered Bank (NY) 0.150%, 02/02/22	10,000,000	10,000,190
Sumitomo Mitsui Banking Corp. 0.150%, SOFR + 0.100%, 03/15/22 (g)	5,000,000	4,999,145
Sumitomo Mitsui Trust Bank, Ltd.
Zero Coupon, 02/10/22	7,000,000	6,998,810
Zero Coupon, 03/21/22	10,000,000	9,995,400
Zero Coupon, 04/19/22	13,000,000	12,990,640

		264,363,944

Commercial Paper—0.6%
Antalis S.A.
0.140%, 01/14/22	5,000,000	4,999,665
0.230%, 03/01/22	2,000,000	1,999,138
Macquarie Bank Ltd. 0.270%, 03/07/22	13,000,000	12,993,448
Skandinaviska Enskilda Banken AB 0.200%, 04/28/22	10,000,000	9,992,300
UBS AG
0.240%, 03/30/22	15,000,000	14,985,525
0.350%, 06/08/22	5,000,000	4,990,715

		49,960,791

Master Demand Notes—0.1%
Natixis Financial Products LLC
0.300%, OBFR + 0.230%, 01/03/22 (g)	9,000,000	9,000,000

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Schedule of Investments as of December 31, 2021

Securities Lending Reinvestments (f)—(Continued)

Security Description	Principal Amount*	Value

Master Demand Notes—(Continued)
Natixis Financial Products LLC
0.320%, OBFR + 0.250%, 01/03/22 (g)	1,000,000	$1,000,000

		10,000,000

Repurchase Agreements—3.3%
Barclays Bank plc Repurchase Agreement dated 12/31/21 at 0.350%, due on 02/04/22 with a maturity value of $8,002,722; collateralized by various Common Stock with an aggregate market value of $8,890,800.	8,000,000	8,000,000
Barclays Capital, Inc. Repurchase Agreement dated 12/31/21 at 0.010%, due on 01/03/22 with a maturity value of $22,902,843; collateralized by U.S. Treasury Obligations at 0.000%, maturity dates ranging from 02/15/22 - 11/15/51, and an aggregate market value of $23,360,880.	22,902,823	22,902,823
BofA Securities, Inc. Repurchase Agreement dated 12/31/21 at 0.190%, due on 01/04/22 with a maturity value of $10,000,211; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 4.500%, maturity dates ranging from 02/15/22 - 02/15/45, and various Common Stock with an aggregate market value of $10,313,409.	10,000,000	10,000,000
Citigroup Global Markets, Inc.
Repurchase Agreement dated 12/31/21 at 0.420%, due on 02/04/22 with a maturity value of $20,008,167; collateralized by various Common Stock with an aggregate market value of $22,000,000.	20,000,000	20,000,000
Repurchase Agreement dated 12/31/21 at 0.420%, due on 02/04/22 with a maturity value of $20,008,167; collateralized by U.S. Treasury Obligations at 0.125%, maturing 10/15/25, and various Common Stock with an aggregate market value of $21,962,758.	20,000,000	20,000,000
Deutsche Bank AG, London Repurchase Agreement dated 12/31/21 at 0.150%, due on 01/03/22 with a maturity value of $1,700,021; collateralized by Foreign Obligations with rates ranging from 0.375% - 1.875%, maturity dates ranging from 04/14/22 - 11/16/23, and an aggregate market value of $1,734,028.	1,700,000	1,700,000
National Bank of Canada
Repurchase Agreement dated 12/31/21 at 0.070%, due on 01/07/22 with a maturity value of $75,001,021; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 5.250%, maturity dates ranging from 01/31/22 - 11/15/51, and an aggregate market value of $76,532,485.	75,000,000	75,000,000
Repurchase Agreement dated 12/31/21 at 0.200%, due on 01/07/22 with a maturity value of $50,001,944; collateralized by various Common Stock with an aggregate market value of $55,566,080.	50,000,000	50,000,000

Repurchase Agreements—(Continued)
NBC Global Finance, Ltd.
Repurchase Agreement dated 12/31/21 at 0.190%, due on 01/03/22 with a maturity value of $25,000,396; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 5.000%, maturity dates ranging from 04/30/22 - 02/15/49, and various Common Stock with an aggregate market value of $27,771,915.	25,000,000	25,000,000
Repurchase Agreement dated 12/31/21 at 0.235%, due on 01/07/22 with a maturity value of $900,041; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 5.000%, maturity dates ranging from 04/30/22 - 02/15/49, and various Common Stock with an aggregate market value of $999,789.	900,000	900,000
Repurchase Agreement dated 12/31/21 at 0.250%, due on 01/07/22 with a maturity value of $9,800,476; collateralized by U.S. Treasury Obligations with rates ranging from 0.139% - 2.250%, maturity dates ranging from 10/31/22 - 11/15/25, and various Common Stock with an aggregate market value of $10,889,858.	9,800,000	9,800,000
Societe Generale
Repurchase Agreement dated 12/31/21 at 0.050%, due on 01/03/22 with a maturity value of $5,000,021; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 2.750%, maturity dates ranging from 01/31/22 - 02/15/45, and an aggregate market value of $5,100,149.	5,000,000	5,000,000
Repurchase Agreement dated 12/31/21 at 0.170%, due on 01/03/22 with a maturity value of $19,000,269; collateralized by various Common Stock with an aggregate market value of $21,111,643.	19,000,000	19,000,000
Repurchase Agreement dated 12/31/21 at 0.200%, due on 01/07/22 with a maturity value of $15,833,693; collateralized by various Common Stock with an aggregate market value of $17,592,752.	15,833,078	15,833,078
TD Prime Services LLC Repurchase Agreement dated 12/31/21 at 0.140%, due on 01/03/22 with a maturity value of $10,000,117; collateralized by various Common Stock with an aggregate market value of $11,053,646.	10,000,000	10,000,000

		293,135,901

Time Deposits—0.2%
National Bank of Canada 0.120%, OBFR + 0.050%, 01/07/22 (g)	16,000,000	16,000,000
Rabobank (New York) 0.050%, 01/03/22	5,000,000	5,000,000

		21,000,000

Mutual Funds—0.2%
AB Government Money Market Portfolio, Institutional Class 0.010% (h)	10,000,000	10,000,000
Fidelity Government Portfolio, Class I 0.010% (h)	5,000,000	5,000,000

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Schedule of Investments as of December 31, 2021

Securities Lending Reinvestments (f)—(Continued)

Security Description	Shares	Value

Mutual Funds—(Continued)
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.030% (h)	5,000,000	$5,000,000

		20,000,000

Total Securities Lending Reinvestments (Cost $658,480,880)		658,460,636

Total Investments—107.6% (Cost $3,542,683,718)		9,465,520,757
Other assets and liabilities (net)—(7.6)%		(669,494,427)

Net Assets—100.0%		$8,796,026,330

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2021, the market value of securities loaned was $644,637,246 and the collateral received consisted of cash in the amount of $658,425,279 and non-cash collateral with a value of $412,238. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	Affiliated Issuer. (See Note 7 of the Notes to Financial Statements for a summary of transactions in securities of affiliated issuers.)
(d)	All or a portion of the security was pledged as collateral against open futures contracts. As of December 31, 2021, the market value of securities pledged was $17,361,540.
(e)	The rate shown represents current yield to maturity.
(f)	Represents investment of cash collateral received from securities on loan as of December 31, 2021.
(g)	Variable or floating rate security. The stated rate represents the rate at December 31, 2021. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(h)	The rate shown represents the annualized seven-day yield as of December 31, 2021.

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Value/ Unrealized Appreciation/ (Depreciation)
S&P 500 Index E-Mini Futures	03/18/22	101	USD	24,030,425	$404,608

Glossary of Abbreviations

Currencies

(USD)—	United States Dollar

Index Abbreviations

(LIBOR)—	London Interbank Offered Rate
(OBFR)—	U.S. Overnight Bank Funding Rate
(SOFR)—	Secured Overnight Financing Rate

Other Abbreviations

(ETF)—	Exchange-Traded Fund

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Schedule of Investments as of December 31, 2021

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2021:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$8,746,451,751	$—	$—	$8,746,451,751
Total Mutual Funds*	38,709,240	—	—	38,709,240
Total Short-Term Investment*	—	21,899,130	—	21,899,130
Securities Lending Reinvestments
Certificates of Deposit	—	264,363,944	—	264,363,944
Commercial Paper	—	49,960,791	—	49,960,791
Master Demand Notes	—	10,000,000	—	10,000,000
Repurchase Agreements	—	293,135,901	—	293,135,901
Time Deposits	—	21,000,000	—	21,000,000
Mutual Funds	20,000,000	—	—	20,000,000
Total Securities Lending Reinvestments	20,000,000	638,460,636	—	658,460,636
Total Investments	$8,805,160,991	$660,359,766	$—	$9,465,520,757

Collateral for Securities Loaned (Liability)	$—	$(658,425,279)	$—	$(658,425,279)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$404,608	$—	$—	$404,608

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTII-13

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Statement of Assets and Liabilities December 31, 2021

Assets
Investments at value (a) (b)	$9,455,837,432
Affiliated investments at value (c)	9,683,325
Cash	142,344
Receivable for:
Investments sold	24,720,294
Fund shares sold	543,581
Dividends	5,226,465
Prepaid expenses	23,891

Total Assets	9,496,177,332

Liabilities
Collateral for securities loaned	658,425,279
Payables for:
Fund shares redeemed	38,142,364
Variation margin on futures contracts	69,412
Accrued Expenses:
Management fees	1,749,433
Distribution and service fees	538,178
Deferred trustees’ fees	195,671
Other expenses	1,030,665

Total Liabilities	700,151,002

Net Assets	$8,796,026,330

Net Assets Consist of:
Paid in surplus	$2,225,727,521
Distributable earnings (Accumulated losses)	6,570,298,809

Net Assets	$8,796,026,330

Net Assets
Class A	$6,147,542,225
Class B	2,415,931,974
Class D	55,768,709
Class E	159,594,930
Class G	17,188,492
Capital Shares Outstanding*
Class A	85,533,268
Class B	35,480,733
Class D	778,672
Class E	2,242,447
Class G	253,268
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$71.87
Class B	68.09
Class D	71.62
Class E	71.17
Class G	67.87

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $3,536,803,113.
(b)	Includes securities loaned at value of $644,637,246.
(c)	Identified cost of affiliated investments was $5,880,605.

Statement of Operations

Year Ended December 31, 2021

Investment Income
Dividends (a)	$117,810,423
Dividends from affiliated investments	325,019
Interest	6,921
Securities lending income	647,541

Total investment income	118,789,904

Expenses
Management fees	20,780,500
Administration fees	276,347
Custodian and accounting fees	415,347
Distribution and service fees—Class B	5,778,154
Distribution and service fees—Class D	52,126
Distribution and service fees—Class E	228,768
Distribution and service fees—Class G	71,057
Audit and tax services	44,902
Legal	39,973
Trustees’ fees and expenses	51,036
Shareholder reporting	249,313
Insurance	55,974
Miscellaneous	1,040,972

Total expenses	29,084,469
Less management fee waiver	(1,071,830)

Net expenses	28,012,639

Net Investment Income	90,777,265

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on :
Investments	661,216,194
Affiliated investments	678,652
Futures contracts	7,309,013

Net realized gain (loss)	669,203,859

Net change in unrealized appreciation (depreciation) on:
Investments	1,300,142,336
Affiliated investments	2,132,960
Futures contracts	(378,818)

Net change in unrealized appreciation (depreciation)	1,301,896,478

Net realized and unrealized gain (loss)	1,971,100,337

Net Increase (Decrease) in Net Assets From Operations	$2,061,877,602

(a)	Net of foreign withholding taxes of $15,398.

See accompanying notes to financial statements.

BHFTII-14

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2021	Year Ended December 31, 2020
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$90,777,265	$107,209,289
Net realized gain (loss)	669,203,859	508,300,863
Net change in unrealized appreciation (depreciation)	1,301,896,478	579,883,607

Increase (decrease) in net assets from operations	2,061,877,602	1,195,393,759

From Distributions to Shareholders
Class A	(437,546,689)	(383,220,545)
Class B	(179,928,270)	(162,118,917)
Class D	(3,929,655)	(3,552,544)
Class E	(11,543,564)	(10,616,328)
Class G	(1,882,826)	(1,683,905)

Total distributions	(634,831,004)	(561,192,239)

Increase (decrease) in net assets from capital share transactions	(323,558,193)	(128,852,663)

Total increase (decrease) in net assets	1,103,488,405	505,348,857

Net Assets
Beginning of period	7,692,537,925	7,187,189,068

End of period	$8,796,026,330	$7,692,537,925

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2021		Year Ended December 31, 2020
	Shares	Value	Shares	Value
Class A
Sales	2,016,303	$133,516,077	2,829,332	$145,389,476
Reinvestments	6,910,087	437,546,689	7,800,133	383,220,545
Redemptions	(11,153,403)	(741,683,946)	(10,928,337)	(582,463,022)

Net increase (decrease)	(2,227,013)	$(170,621,180)	(298,872)	$(53,853,001)

Class B
Sales	2,139,322	$133,630,471	3,029,360	$147,000,617
Reinvestments	2,995,310	179,928,270	3,462,600	162,118,917
Redemptions	(7,062,669)	(445,538,724)	(7,249,806)	(370,786,349)

Net increase (decrease)	(1,928,037)	$(131,979,983)	(757,846)	$(61,666,815)

Class D
Sales	154,801	$10,287,617	14,100	$766,611
Reinvestments	62,237	3,929,655	72,501	3,552,544
Redemptions	(234,140)	(15,526,325)	(156,348)	(8,456,122)

Net increase (decrease)	(17,102)	$(1,309,053)	(69,747)	$(4,136,967)

Class E
Sales	60,854	$4,005,045	77,685	$3,775,803
Reinvestments	183,932	11,543,564	217,860	10,616,328
Redemptions	(388,075)	(25,459,101)	(432,402)	(23,095,508)

Net increase (decrease)	(143,289)	$(9,910,492)	(136,857)	$(8,703,377)

Class G
Sales	5,512	$340,266	28,232	$1,360,070
Reinvestments	31,438	1,882,826	36,066	1,683,905
Redemptions	(186,839)	(11,960,577)	(70,382)	(3,536,478)

Net increase (decrease)	(149,889)	$(9,737,485)	(6,084)	$(492,503)

Increase (decrease) derived from capital shares transactions		$(323,558,193)		$(128,852,663)

See accompanying notes to financial statements.

BHFTII-15

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$60.62	$56.03	$47.25	$53.40	$46.03

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.77	0.87	1.02	1.01	0.92
Net realized and unrealized gain (loss)	15.72	8.22	13.01	(3.11)	8.74

Total income (loss) from investment operations	16.49	9.09	14.03	(2.10)	9.66

Less Distributions
Distributions from net investment income	(1.04)	(1.04)	(1.17)	(0.98)	(0.89)
Distributions from net realized capital gains	(4.20)	(3.46)	(4.08)	(3.07)	(1.40)

Total distributions	(5.24)	(4.50)	(5.25)	(4.05)	(2.29)

Net Asset Value, End of Period	$71.87	$60.62	$56.03	$47.25	$53.40

Total Return (%) (b)	28.36	18.10	31.15	(4.60)	21.54

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.28	0.28	0.28	0.28	0.28
Net ratio of expenses to average net assets (%) (c)	0.26	0.27	0.27	0.27	0.26
Ratio of net investment income (loss) to average net assets (%)	1.17	1.63	1.95	1.90	1.86
Portfolio turnover rate (%)	12	13	12	14	11
Net assets, end of period (in millions)	$6,147.5	$5,319.9	$4,933.6	$4,117.9	$4,762.6

	Class B
	Year Ended December 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$57.69	$53.53	$45.34	$51.39	$44.37

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.58	0.71	0.85	0.84	0.77
Net realized and unrealized gain (loss)	14.92	7.82	12.45	(2.97)	8.42

Total income (loss) from investment operations	15.50	8.53	13.30	(2.13)	9.19

Less Distributions
Distributions from net investment income	(0.90)	(0.91)	(1.03)	(0.85)	(0.77)
Distributions from net realized capital gains	(4.20)	(3.46)	(4.08)	(3.07)	(1.40)

Total distributions	(5.10)	(4.37)	(5.11)	(3.92)	(2.17)

Net Asset Value, End of Period	$68.09	$57.69	$53.53	$45.34	$51.39

Total Return (%) (b)	28.04	17.83	30.80	(4.83)	21.23

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.53	0.53	0.53	0.53	0.53
Net ratio of expenses to average net assets (%) (c)	0.51	0.52	0.52	0.52	0.51
Ratio of net investment income (loss) to average net assets (%)	0.92	1.38	1.70	1.65	1.61
Portfolio turnover rate (%)	12	13	12	14	11
Net assets, end of period (in millions)	$2,415.9	$2,158.0	$2,043.2	$1,779.4	$2,123.5

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-16

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Financial Highlights

Selected per share data
	Class D
	Year Ended December 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$60.43	$55.86	$47.11	$53.24	$45.90

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.70	0.82	0.96	0.95	0.87
Net realized and unrealized gain (loss)	15.66	8.19	12.98	(3.09)	8.71

Total income (loss) from investment operations	16.36	9.01	13.94	(2.14)	9.58

Less Distributions
Distributions from net investment income	(0.97)	(0.98)	(1.11)	(0.92)	(0.84)
Distributions from net realized capital gains	(4.20)	(3.46)	(4.08)	(3.07)	(1.40)

Total distributions	(5.17)	(4.44)	(5.19)	(3.99)	(2.24)

Net Asset Value, End of Period	$71.62	$60.43	$55.86	$47.11	$53.24

Total Return (%) (b)	28.23	17.99	31.03	(4.69)	21.41

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.38	0.38	0.38	0.38	0.38
Net ratio of expenses to average net assets (%) (c)	0.36	0.37	0.37	0.37	0.36
Ratio of net investment income (loss) to average net assets (%)	1.07	1.54	1.85	1.80	1.77
Portfolio turnover rate (%)	12	13	12	14	11
Net assets, end of period (in millions)	$55.8	$48.1	$48.3	$45.1	$57.0

	Class E
	Year Ended December 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$60.08	$55.56	$46.88	$53.01	$45.71

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.67	0.79	0.93	0.92	0.84
Net realized and unrealized gain (loss)	15.57	8.14	12.91	(3.08)	8.68

Total income (loss) from investment operations	16.24	8.93	13.84	(2.16)	9.52

Less Distributions
Distributions from net investment income	(0.95)	(0.95)	(1.08)	(0.90)	(0.82)
Distributions from net realized capital gains	(4.20)	(3.46)	(4.08)	(3.07)	(1.40)

Total distributions	(5.15)	(4.41)	(5.16)	(3.97)	(2.22)

Net Asset Value, End of Period	$71.17	$60.08	$55.56	$46.88	$53.01

Total Return (%) (b)	28.17	17.93	30.93	(4.72)	21.35

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.43	0.43	0.43	0.43	0.43
Net ratio of expenses to average net assets (%) (c)	0.41	0.42	0.42	0.42	0.41
Ratio of net investment income (loss) to average net assets (%)	1.02	1.48	1.80	1.75	1.71
Portfolio turnover rate (%)	12	13	12	14	11
Net assets, end of period (in millions)	$159.6	$143.3	$140.2	$125.2	$152.3

See accompanying notes to financial statements.

BHFTII-17

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Financial Highlights

Selected per share data
	Class G
	Year Ended December 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$57.51	$53.39	$45.24	$51.30	$44.29

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.54	0.68	0.82	0.82	0.75
Net realized and unrealized gain (loss)	14.89	7.78	12.44	(2.98)	8.40

Total income (loss) from investment operations	15.43	8.46	13.26	(2.16)	9.15

Less Distributions
Distributions from net investment income	(0.87)	(0.88)	(1.03)	(0.83)	(0.74)
Distributions from net realized capital gains	(4.20)	(3.46)	(4.08)	(3.07)	(1.40)

Total distributions	(5.07)	(4.34)	(5.11)	(3.90)	(2.14)

Net Asset Value, End of Period	$67.87	$57.51	$53.39	$45.24	$51.30

Total Return (%) (b)	27.99	17.74	30.77	(4.89)	21.18

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.58	0.58	0.58	0.58	0.58
Net ratio of expenses to average net assets (%) (c)	0.56	0.57	0.57	0.57	0.56
Ratio of net investment income (loss) to average net assets (%)	0.87	1.33	1.65	1.60	1.57
Portfolio turnover rate (%)	12	13	12	14	11
Net assets, end of period (in millions)	$17.2	$23.2	$21.8	$16.3	$18.9

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTII-18

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Notes to Financial Statements—December 31, 2021

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is MetLife Stock Index Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered and offers five classes of shares: Class A, B, D, E and G shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2021 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a

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MetLife Stock Index Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

In December 2020, the Securities and Exchange Commission adopted Rule 2a-5, Good Faith Determinations of Fair Value, under the 1940 Act, which is intended to address valuation practices and the role of the board of directors with respect to the fair value of the investments of a registered investment company. Among other things, Rule 2a-5 will permit the Portfolio’s Board to designate the Portfolio’s primary investment adviser to perform the Portfolio’s fair value determinations, which will be subject to the Board’s oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the investment adviser’s fair value determinations. Compliance with Rule 2a-5 will not be required until September 2022. The Adviser continues to review Rule 2a-5 and its impact on the Adviser’s and the Portfolio’s valuation policies and related practices.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization

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Notes to Financial Statements—December 31, 2021—(Continued)

of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2021, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2021, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $293,135,901, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2021.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2021 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2021 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2021.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2021. For all securities on loan, the remaining contractual maturity of the agreements is overnight and continuous.

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Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2021 by category of risk exposure:

	Asset Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value
Equity	Unrealized appreciation on futures contracts (a)	$404,608

(a)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2021:

Statement of Operations Location—Net Realized Gain (Loss)	Equity
Futures contracts	$7,309,013

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Equity
Futures contracts	$(378,818)

For the year ended December 31, 2021, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Futures contracts long	$28,470,917

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 outbreak. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event

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Notes to Financial Statements—December 31, 2021—(Continued)

cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission, or the applicable regulator. In a cleared derivative transaction, the Portfolio’s counterparty is a clearinghouse rather than a bank or broker. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro-rata basis across all the clearing broker’s customers, potentially resulting in losses to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. In 2017, the UK Financial Conduct Authority (FCA) announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Various financial industry groups have been planning for the transition away from LIBOR and markets are developing in response to these new rates, but there are concerns around liquidity of the new rates and obstacles to converting certain securities and transactions to new rates. Neither the effect of the transition process nor its ultimate success can yet be known. The transition process might, among other things, lead to increased volatility and illiquidity in markets for instruments whose terms include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of related transactions such as hedges, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged

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Notes to Financial Statements—December 31, 2021—(Continued)

adverse market conditions for the Portfolio. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Portfolio and may adversely affect the Portfolio’s performance or net asset value.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2021 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$975,545,191	$0	$1,818,322,315

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the annual rate of 0.250% of average daily net assets. Fees earned by Brighthouse Investment Advisers with respect to the Portfolio for the year ended December 31, 2021 were $20,780,500.

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with MetLife Investment Management, LLC (“MIM”) with respect to managing the Portfolio. For providing subadvisory services to the Portfolio, Brighthouse Investment Advisers has agreed to pay MIM an investment subadvisory fee for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.020%	On the first $500 million
0.015%	Of the next $500 million
0.010%	Of the next $1 billion
0.005%	On amounts over $2 billion

Fees earned by MIM with respect to the Portfolio for the year ended December 31, 2021 were $590,610.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 30, 2021 to April 30, 2022, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.005%	Over $500 million and under $1 billion
0.010%	Of the next $1 billion
0.015%	On amounts over $2 billion

An identical agreement was in place for the period April 30, 2020 to April 30, 2021. Amounts waived for the year ended December 31, 2021 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such

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Notes to Financial Statements—December 31, 2021—(Continued)

shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2021 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Transactions in Securities of Affiliated Issuers

A summary of the Portfolio’s transactions in the securities of affiliated issuers during the year ended December 31, 2021 is as follows:

Security Description	Market Value December 31, 2020	Purchases	Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation /(Depreciation)	Ending Value as of December 31, 2021	Income earned from affiliates during the period	Number of shares held December 31, 2021
MetLife, Inc.	$8,605,466	$—	$(1,733,753)	$678,652	$2,132,960	$9,683,325	$325,019	154,958

8. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

9. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2021 was as follows:

Cost basis of investments	$3,647,908,874

Gross unrealized appreciation	5,922,091,518
Gross unrealized (depreciation)	(104,479,636)

Net unrealized appreciation (depreciation)	$5,817,611,882

The tax character of distributions paid for the years ended December 31, 2021 and 2020 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2021	2020	2021	2020	2021	2020
$146,110,100	$140,291,507	$488,720,904	$420,900,732	$634,831,004	$561,192,239

As of December 31, 2021, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$104,428,975	$648,453,622	$5,817,611,883	$—	$6,570,494,480

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

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Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

As of December 31, 2021, the Portfolio had no accumulated capital losses.

10. Recent Accounting Pronouncement

In January 2021, the FASB issued Accounting Standards Update No. 2021-01 (“ASU 2021-01”), “Reference Rate Reform (Topic 848)”. ASU 2021-01 is an update of ASU 2020-04, which is in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, as regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The ASU 2021-01 update clarifies that certain optional expedients and exceptions in Topic 848 for contract modifications and hedge accounting apply to derivatives that are affected by the discounting transition. The amendments in this update are effective through December 31, 2022, for all entities. The expedients and exceptions provided by the amendments do not apply to contract modifications and hedging relationships entered into or evaluated after December 31, 2022, except for hedging transactions as of December 31, 2022, that an entity has elected certain optional expedients for and that are retained through the end of the hedging relationship. Management is currently evaluating the impact of the optional guidance on the Portfolio’s financial statements and disclosures.

BHFTII-26

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust II and Shareholders of the MetLife Stock Index Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the MetLife Stock Index Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust II), as of December 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the MetLife Stock Index Portfolio as of December 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2022

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTII-27

Brighthouse Funds Trust II

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, 125 High Street, Suite 732, Boston, Massachusetts 02110. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present); until 2016, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	74	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	74	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield and Merel, Ltd.	74	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	74	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Mid-Con Energy Partners, LP (energy);** Trustee, SharesPost 100 Fund (closed-end fund).** Until 2020, Director, Gainsco, Inc. (auto insurance).**

BHFTII-28

Brighthouse Funds Trust II

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	74	Trustee, HSBC Funds.**

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor).	74	Director and Chairman of the Board of Directors, First Eagle Alternative Capital BDC, Inc.;** Director, First Eagle Credit Opportunities Fund;** Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	Private Investor; Until 2020, President, True North Board Governance, LLC (consulting).	74	Until 2020, Lead Independent Trustee, BMT Investment Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2021-present); formerly Senior Vice President, Brighthouse Investment Advisers, LLC (2017-2021).

Dina Lee (1970)	Secretary, of Trust I and Trust II	From December 2021 (Trust I and Trust II) to present	Executive Vice President, Chief Legal Officer, Brighthouse Investment Advisers, LLC (2021-present); formerly, Associate General Counsel, Neuberger Berman Investment Advisers LLC (2017-2021).

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2013-present); Head of Funds Compliance, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017).

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., an affiliate of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 29 BHF II Portfolios.

BHFTII-29

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 30-December 1, 2021 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2022 through December 31, 2022.

The Board met with personnel of the Adviser on October 20-21, 2021 (the “October Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the October Meeting and the November Meeting are referred to collectively as, the “Meetings”). The Independent Trustees were advised by independent legal counsel throughout year, including during the contract renewal process, and met with independent legal counsel in executive sessions outside of the presence of management.

In considering the continuation of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of assisting the Board in the renewal process, along with various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled Board meetings. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process. The Board also reviewed information with respect to the effect of the ongoing COVID-19 pandemic on the operations of the Adviser and Sub-Advisers, and considered the Adviser’s assessments of the Sub-Advisers’ services and operations during the pandemic.

In considering the continuation of the Agreements, the Board also reviewed, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the October Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of the Sub-Advisory Agreements.

In approving the continuation of each Agreement, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the

BHFTII-30

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs and personnel, trading practices, compliance programs and personnel, risk management, and liquidity risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct regular and periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Board regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered, based on the information provided, each Sub-Adviser’s current level of staffing, business continuity plan and information security program, including in light of the ongoing COVID-19 pandemic and the work-from-home environment. The Board also considered the Sub-Adviser’s compensation program for its personnel and its overall resources. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background, and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, actions taken in response to regulatory developments, including SEC rulemaking, and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser had been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). The Board considered that Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver

BHFTII-31

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *  *  *

MetLife Stock Index Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and MetLife Investment Management, LLC regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe for the one-, three-, and five-year periods ended June 30, 2021, underperformed the average of its Morningstar Category for the one-year period ended June 30, 2021, and outperformed the average of its Morningstar Category for the three- and five-year periods ended June 30, 2021. The Board further considered that the Portfolio underperformed its benchmark, the S&P 500 Index, for the one-, three-, and five-year periods ended October 31, 2021, and the Board noted management’s explanation of the tracking error between the Portfolio and the Index. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were above the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were above the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTII-32

Brighthouse Funds Trust II

MFS Total Return Portfolio

Managed by Massachusetts Financial Services Company

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2021, the Class A, B, E, and F shares of the MFS Total Return Portfolio returned 14.22%, 13.93%, 14.05%, and 13.99%, respectively. The Portfolio’s benchmarks, the Standard & Poor’s (“S&P”) 500 Index¹ and the Bloomberg U.S. Aggregate Bond Index², returned 28.71% and -1.54%, respectively. A blend of the S&P 500 Index (60%) and the Bloomberg U.S. Aggregate Bond Index (40%) returned 15.86%.

MARKET ENVIRONMENT/CONDITIONS

Over the past year, the global economy was buffeted by an array of crosscurrents as it adjusted to the ebbs and flows of the COVID-19 pandemic. Among the supportive currents were ample fiscal stimulus, loose monetary policy and the rollout of several highly effective COVID-19 vaccines. Negative currents included the rapid spread of several COVID-19 variants, widespread global production bottlenecks and a surge in inflation. After experiencing a burst of exceptionally strong economic activity as the global economy began to reopen, activity became more muted in the second half of the period amid ongoing supply chain disruptions and a new wave of COVID-19 infections, albeit a seemingly milder strain.

Amid rising inflation, markets anticipated a transition from an exceptionally accommodative environment to a more mixed monetary policy landscape ahead. Indeed, several developed market central banks, as well as a number in emerging markets, have already tightened policy, while the U.S. Federal Reserve (the “Fed”) reduced the pace of its asset purchases in November and again in December. However, the European Central Bank, the Bank of Japan, and the People’s Bank of China are generally expected to maintain accommodative policies. Sovereign bond yields moved modestly higher during the period amid higher inflation and on expectations of a tighter Fed, but remained historically low.

A harsher Chinese regulatory environment toward industries such as online gaming, food delivery and education increased market volatility as has stress in China’s highly leveraged property development sector. Trade relations between the U.S. and China remained quite strained despite a change in presidential administrations in the U.S.

Signs of excess investor enthusiasm continued to be seen in pockets of the market such as “meme stocks” (stocks popular with retail investors through social media) popular with users of online message boards, cryptocurrencies and heavy retail participation in the market for short-dated options.

PORTFOLIO REVIEW/PERIOD END POSITIONING

The Portfolio underperformed the blended benchmark in 2021. Overall, the equity portion of the Portfolio underperformed the S&P 500 Index while the fixed income portion outperformed the Bloomberg U.S. Aggregate Bond Index.

Within the equity portion of the Portfolio, an underweight position and stock selection within the Information Technology (“IT”) sector detracted from performance relative to the S&P 500 Index. Here, not owning shares of computer graphics processor maker NVIDIA, and the Portfolio’s underweight positions in software giant Microsoft and computer and personal electronics maker Apple, held back relative returns. Additionally, an overweight position in the global provider of banking and payment technologies Fidelity National Information Services weighed on relative performance.

Stock selection in the Communication Services sector also hindered relative performance led by an underweight position in technology company Alphabet and an overweight holding of cable services provider Comcast.

Elsewhere, an overweight position in medical device maker Medtronic, diversified technology and manufacturing company Honeywell International, and global health services provider Cigna negatively impacted relative results. Not owning strong-performing electric vehicle manufacturer Tesla further held back relative performance.

Within the fixed income portion of the Portfolio, selection was negative in corporate bonds. In addition, the Portfolio’s yield curve positioning detracted from performance relative to the Bloomberg U.S. Aggregate Bond Index.

Within the equity portion of the Portfolio, stock selection and an overweight to the Financials sector contributed to performance relative to the S&P 500 Index, led by the Portfolio’s overweight holdings of financial services providers Charles Schwab and Goldman Sachs Group.

Security selection within the Industrials sector further strengthened relative results. Here, the Portfolio’s overweight position in shares of building controls and systems supplier Johnson Controls and leading diversified industrial manufacturer Eaton (Ireland) aided relative returns.

In other sectors, avoiding poor-performing internet retailer Amazon.com, diversified entertainment company Walt Disney, digital payment technology developer PayPal, global payments technology company Visa, and debit and credit transaction processing company Mastercard supported relative returns. Additionally, the Portfolio’s overweight holdings of healthcare equipment manufacturer Danaher further bolstered relative returns.

Within the fixed income portion of the Portfolio, an overweight to Investment Grade (“IG”) corporate bonds, along with a down-in-quality bias within the IG spectrum, were key sources of relative outperformance relative to the Bloomberg U.S. Aggregate Bond Index.

BHFTII-1

Brighthouse Funds Trust II

MFS Total Return Portfolio

Managed by Massachusetts Financial Services Company

Portfolio Manager Commentary*—(Continued)

An underweight and security selection in Treasuries and Agency Mortgage-Backed Securities (“MBS”) was additive. The Portfolio’s overweight exposure to the structured debt markets, in particular the Collateralized Loan Obligations (“CLOs”) and Commercial Mortgage-Backed Securities (“CMBS”) sectors, also contributed to relative returns.

The Portfolio utilized U.S. Treasury futures during the period for yield curve management purposes to hedge the relative yield curve positioning resulting from corporate bonds in the Portfolio. Specifically, the Treasury futures used in the Portfolio were short the 10-year part of the curve and long the 30-year part of the curve. The derivatives held in the Portfolio detracted less than 1 basis point from relative return during the year.

Over the trailing 12 months ended December 31, 2021, the Portfolio increased its exposure to the Financials, Energy, and Materials sectors. In contrast, the Portfolio reduced its weightings in IT, Health Care, and Real Estate. At the end of the period, the equity portion of the Portfolio had its largest overweights in Financials, Industrials, and Health Care sectors relative to the S&P 500 Index. In contrast, the equity portion of the Portfolio was most underweight in IT, Consumer Discretionary, and Communication Services.

For the 12 months ended December 31, 2021, the fixed income portion of the Portfolio focused on optimizing risk exposures and seeking idiosyncratic opportunities in credit given full valuations across spread sectors. Early in 2021, corporate bond exposure was reduced as spreads narrowed to levels where we believed the risk/reward was less attractive. The fixed income segment of the Portfolio began increasing liquidity by adding exposure to Treasuries, as a means of enabling the team to redeploy into credit should credit spreads re-widen and once again offer compelling value. A source of opportunity later in the year was in the securitized space, which the Portfolio increased exposure to, specifically Commercial Real Estate CLOs. At the end of the period, the fixed income portion of the Portfolio was underweight duration by approximately four-tenths of a year relative to the benchmark, as we believe the risk to rates remained asymmetrically skewed to the upside. The Portfolio was overweight in corporate bonds and securitized debt, specifically, CMBS, CLOs, and Asset-Backed Securities. These overweights were funded with the Portfolio’s significant underweight to Treasuries.

Steven Gorham

Joshua Marston

Johnathan Munko

Henry Peabody

Alexander Mackey

Portfolio Managers

Massachusetts Financial Services Company

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-weighted index (stock price times number of shares outstanding) with each stock’s weight in the Index proportionate to its market value.

2 The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities.

BHFTII-2

Brighthouse Funds Trust II

MFS Total Return Portfolio

A $10,000 INVESTMENT COMPARED TO THE BLOOMBERG U.S. AGGREGATE BOND INDEX & THE S&P 500 INDEX & THE BLENDED INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2021

	1 Year	5 Year	10 Year
MFS Total Return Portfolio
Class A	14.22	9.89	9.68
Class B	13.93	9.61	9.41
Class E	14.05	9.72	9.52
Class F	13.99	9.67	9.46
Bloomberg U.S. Aggregate Bond Index	-1.54	3.57	2.90
S&P 500 Index	28.71	18.48	16.55
Blended Index	15.86	12.62	11.14

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2021

Top Equity Sectors

% of Net Assets
Financials	15.2
Health Care	10.2
Industrials	9.5
Information Technology	8.5
Consumer Staples	5.2

Top Equity Holdings

% of Net Assets
Microsoft Corp.	2.5
Goldman Sachs Group, Inc. (The)	2.2
Charles Schwab Corp. (The)	1.7
Comcast Corp.	1.7
Johnson & Johnson	1.7

Top Fixed Income Sectors

% of Net Assets
U.S. Treasury & Government Agencies	18.9
Corporate Bonds & Notes	12.5
Asset-Backed Securities	3.7
Mortgage-Backed Securities	2.7
Municipals	0.4

Top Fixed Income Issuers

% of Net Assets
U.S. Treasury Notes	4.7
Uniform Mortgage-Backed Securities 30 Yr. Pool	3.7
U.S. Treasury Bonds	3.4
Fannie Mae 30 Yr. Pool	2.0
Ginnie Mae II 30 Yr. Pool	1.2

BHFTII-3

Brighthouse Funds Trust II

MFS Total Return Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2021 through December 31, 2021.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MFS Total Return Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period** July 1, 2021 to December 31, 2021
Class A (a)	Actual	0.59%	$1,000.00	$1,044.30	$3.04
	Hypothetical*	0.59%	$1,000.00	$1,022.23	$3.01

Class B (a)	Actual	0.84%	$1,000.00	$1,043.10	$4.33
	Hypothetical*	0.84%	$1,000.00	$1,020.97	$4.28

Class E (a)	Actual	0.74%	$1,000.00	$1,043.60	$3.81
	Hypothetical*	0.74%	$1,000.00	$1,021.48	$3.77

Class F (a)	Actual	0.79%	$1,000.00	$1,043.30	$4.07
	Hypothetical*	0.79%	$1,000.00	$1,021.22	$4.02

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTII-4

Brighthouse Funds Trust II

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2021

Common Stocks—59.9% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—1.6%
Howmet Aerospace, Inc.	84,223	$2,680,818
L3Harris Technologies, Inc. (a)	21,444	4,572,719
Lockheed Martin Corp.	5,028	1,787,001
Northrop Grumman Corp. (a)	8,662	3,352,800

		12,393,338

Auto Components—0.7%
Aptiv plc (a) (b)	8,115	1,338,569
Lear Corp. (a)	23,691	4,334,269

		5,672,838

Banks—5.7%
Bank of America Corp.	264,170	11,752,923
JPMorgan Chase & Co.	80,736	12,784,546
PNC Financial Services Group, Inc. (The) (a)	26,702	5,354,285
Truist Financial Corp.	180,267	10,554,633
U.S. Bancorp	69,847	3,923,306

		44,369,693

Beverages—1.0%
Constellation Brands, Inc. - Class A	11,156	2,799,822
Diageo plc	49,833	2,716,542
PepsiCo, Inc.	14,027	2,436,630

		7,952,994

Biotechnology—0.3%
Vertex Pharmaceuticals, Inc. (b)	12,301	2,701,300

Building Products—2.3%
Johnson Controls International plc (a)	130,418	10,604,288
Masco Corp.	105,061	7,377,383

		17,981,671

Capital Markets—6.2%
Cboe Global Markets, Inc. (a)	21,806	2,843,502
Charles Schwab Corp. (The) (a)	159,748	13,434,807
Goldman Sachs Group, Inc. (The)	44,494	17,021,180
Invesco, Ltd. (a)	127,112	2,926,118
Morgan Stanley	54,518	5,351,487
Nasdaq, Inc.	15,295	3,212,103
Northern Trust Corp.	25,850	3,091,918

		47,881,115

Chemicals—1.7%
Axalta Coating Systems, Ltd. (b)	104,276	3,453,621
DuPont de Nemours, Inc.	50,768	4,101,039
PPG Industries, Inc. (a)	31,828	5,488,421

		13,043,081

Construction Materials—0.4%
Vulcan Materials Co.	13,827	2,870,209

Distributors—0.6%
LKQ Corp.	72,652	4,361,300

Electric Utilities—2.4%
Duke Energy Corp.	56,111	5,886,044
Exelon Corp.	62,653	3,618,837
PG&E Corp. (a) (b)	245,721	2,983,053
Pinnacle West Capital Corp. (a)	15,614	1,102,192
Southern Co. (The)	71,772	4,922,124

		18,512,250

Electrical Equipment—1.8%
Eaton Corp. plc	67,548	11,673,645
Regal Rexnord Corp. (a)	12,622	2,148,012

		13,821,657

Electronic Equipment, Instruments & Components—0.1%
TE Connectivity, Ltd.	5,894	950,938

Entertainment—0.3%
Electronic Arts, Inc.	17,026	2,245,729

Equity Real Estate Investment Trusts—0.3%
STORE Capital Corp.	72,270	2,486,088

Food & Staples Retailing—0.6%
Walmart, Inc.	33,423	4,835,974

Food Products—1.7%
Archer-Daniels-Midland Co.	44,146	2,983,828
Danone S.A.	33,083	2,054,955
General Mills, Inc. (a)	35,945	2,421,974
J.M. Smucker Co. (The)	10,244	1,391,340
Mondelez International, Inc. - Class A	29,648	1,965,959
Nestle S.A.	17,328	2,422,313

		13,240,369

Health Care Equipment & Supplies—2.0%
Becton Dickinson & Co.	8,927	2,244,962
Danaher Corp.	21,801	7,172,747
Medtronic plc	62,228	6,437,487

		15,855,196

Health Care Providers & Services—2.9%
Cigna Corp.	48,662	11,174,255
McKesson Corp.	21,784	5,414,849
Quest Diagnostics, Inc.	32,144	5,561,233

		22,150,337

Hotels, Restaurants & Leisure—0.4%
Booking Holdings, Inc. (b)	597	1,432,341
Wendy’s Co. (The)	78,585	1,874,252

		3,306,593

Household Products—0.7%
Colgate-Palmolive Co.	33,573	2,865,120
Kimberly-Clark Corp. (a)	16,409	2,345,174

		5,210,294

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2021

Common Stocks—(Continued)

Security Description	Shares	Value

Industrial Conglomerates—1.0%
Honeywell International, Inc.	35,342	$7,369,160

Insurance—3.3%
Aon plc - Class A (a)	25,564	7,683,516
Chubb, Ltd.	38,945	7,528,458
Travelers Cos., Inc. (The)	26,529	4,149,931
Willis Towers Watson plc (a)	25,047	5,948,412

		25,310,317

Interactive Media & Services—0.5%
Alphabet, Inc. - Class A (b)	1,431	4,145,664

IT Services—2.3%
Accenture plc - Class A	12,918	5,355,157
Amdocs, Ltd.	37,224	2,785,844
Cognizant Technology Solutions Corp. - Class A (a)	30,844	2,736,480
Fidelity National Information Services, Inc.	34,053	3,716,885
Fiserv, Inc. (b)	32,848	3,409,294

		18,003,660

Life Sciences Tools & Services—0.9%
ICON plc (a) (b)	8,263	2,559,051
Thermo Fisher Scientific, Inc.	6,462	4,311,705

		6,870,756

Machinery—1.7%
Ingersoll Rand, Inc.	87,037	5,384,979
Otis Worldwide Corp. (a)	9,084	790,944
PACCAR, Inc.	28,895	2,550,273
Stanley Black & Decker, Inc.	22,804	4,301,290

		13,027,486

Media—1.9%
Comcast Corp. - Class A	259,037	13,037,332
Discovery, Inc. - Class C (a) (b)	60,134	1,377,069
Omnicom Group, Inc. (a)	9,348	684,928

		15,099,329

Metals & Mining—0.2%
Rio Tinto plc	19,045	1,255,660

Oil, Gas & Consumable Fuels—1.6%
ConocoPhillips	68,511	4,945,124
Hess Corp.	46,216	3,421,371
Pioneer Natural Resources Co.	21,488	3,908,237

		12,274,732

Pharmaceuticals—3.7%
Bayer AG	19,394	1,038,248
Johnson & Johnson	75,849	12,975,488
Merck & Co., Inc.	120,449	9,231,211
Organon & Co. (a)	52,916	1,611,292
Roche Holding AG	9,552	3,959,642

		28,815,881

Road & Rail—1.1%
Union Pacific Corp.	34,937	8,801,678

Semiconductors & Semiconductor Equipment—3.0%
Applied Materials, Inc. (a)	29,482	4,639,288
Intel Corp.	101,701	5,237,601
NXP Semiconductors NV	17,210	3,920,094
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	33,348	4,012,098
Texas Instruments, Inc.	30,068	5,666,916

		23,475,997

Software—2.8%
Microsoft Corp.	57,153	19,221,697
Oracle Corp.	25,301	2,206,500

		21,428,197

Specialty Retail—0.7%
Home Depot, Inc. (The) (a)	12,419	5,154,009

Tobacco—1.0%
Philip Morris International, Inc.	78,501	7,457,595

Wireless Telecommunication Services—0.5%
T-Mobile U.S., Inc. (b)	35,108	4,071,826

Total Common Stocks (Cost $300,993,178)		464,404,911

U.S. Treasury & Government Agencies—18.9%

Agency Sponsored Mortgage - Backed—10.8%
Fannie Mae 15 Yr. Pool
2.500%, 11/01/31	25,427	26,411
3.000%, 11/01/28	69,577	73,286
3.000%, 09/01/30	43,397	45,630
3.000%, 12/01/31	621,274	655,289
3.000%, 08/01/33	27,939	29,343
3.000%, 10/01/33	495,179	520,653
3.000%, 12/01/33	51,434	53,986
Fannie Mae 20 Yr. Pool
3.000%, 07/01/37	77,979	81,734
3.000%, 11/01/37	133,536	139,978
3.500%, 04/01/38	126,496	134,164
Fannie Mae 30 Yr. Pool
2.000%, 01/01/51	60,386	60,427
2.000%, 02/01/51	94,083	94,234
2.500%, 02/01/50	248,765	254,345
2.500%, 06/01/50	48,483	50,169
2.500%, 07/01/50	434,881	449,251
2.500%, 12/01/51	797,515	820,839
3.000%, 09/01/46	109,609	115,778
3.000%, 12/01/51	641,603	671,484
3.500%, 11/01/41	33,207	35,859
3.500%, 01/01/42	324,578	350,790
3.500%, 01/01/43	109,670	118,454

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2021

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 30 Yr. Pool
3.500%, 04/01/43	350,579	$378,639
3.500%, 05/01/43	317,458	342,692
3.500%, 07/01/43	434,740	468,798
3.500%, 08/01/43	166,759	180,103
3.500%, 09/01/43	650,031	702,063
3.500%, 02/01/45	509,240	549,927
3.500%, 09/01/45	435,246	467,263
3.500%, 10/01/45	362,418	389,476
3.500%, 01/01/46	128,488	138,342
3.500%, 05/01/46	129,618	138,910
3.500%, 07/01/46	492,839	528,644
4.000%, 09/01/40	331,081	363,476
4.000%, 11/01/40	96,528	105,804
4.000%, 12/01/40	218,390	239,432
4.000%, 02/01/41	115,915	127,281
4.000%, 06/01/41	248,573	272,868
4.000%, 11/01/41	97,280	106,721
4.000%, 01/01/42	619,947	680,375
4.000%, 04/01/42	72,827	79,196
4.000%, 10/01/42	72,350	79,434
4.000%, 12/01/42	81,603	89,623
4.000%, 01/01/43	102,338	112,046
4.000%, 04/01/43	21,317	23,369
4.000%, 05/01/43	175,075	192,281
4.000%, 06/01/43	104,609	114,312
4.000%, 07/01/43	68,987	75,718
4.000%, 04/01/44	55,679	60,939
4.000%, 05/01/44	187,164	205,464
4.000%, 11/01/44	65,896	72,085
4.000%, 06/01/47	227,707	243,653
4.500%, 08/01/33	65,897	72,517
4.500%, 03/01/34	189,672	208,955
4.500%, 01/01/40	50,734	55,967
4.500%, 08/01/40	14,050	15,363
4.500%, 02/01/41	86,301	94,671
4.500%, 04/01/41	181,046	199,255
4.500%, 11/01/42	47,854	52,766
4.500%, 01/01/43	121,225	133,728
4.500%, 04/01/44	723,515	798,849
4.500%, 06/01/44	66,273	72,942
5.000%, 11/01/33	38,367	43,296
5.000%, 03/01/34	32,729	36,869
5.000%, 05/01/34	11,384	12,861
5.000%, 08/01/34	12,207	13,777
5.000%, 09/01/34	50,197	56,615
5.000%, 06/01/35	30,678	34,674
5.000%, 07/01/35	102,063	115,321
5.000%, 08/01/35	29,977	33,906
5.000%, 09/01/35	22,519	25,478
5.000%, 10/01/35	82,490	93,281
5.000%, 07/01/39	58,657	65,721
5.000%, 10/01/39	37,038	41,964
5.000%, 11/01/39	26,466	30,018
5.000%, 11/01/40	41,124	45,633
5.000%, 03/01/41	24,974	28,067

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 30 Yr. Pool
5.500%, 02/01/33	7,188	7,939
5.500%, 05/01/33	1,921	2,106
5.500%, 06/01/33	73,775	83,306
5.500%, 07/01/33	61,949	70,026
5.500%, 11/01/33	37,724	42,263
5.500%, 01/01/34	50,410	55,864
5.500%, 02/01/34	54,137	60,771
5.500%, 03/01/34	19,861	22,070
5.500%, 04/01/34	19,579	21,462
5.500%, 05/01/34	128,781	144,174
5.500%, 06/01/34	160,464	181,646
5.500%, 07/01/34	41,738	46,273
5.500%, 09/01/34	161,847	179,134
5.500%, 10/01/34	165,973	184,681
5.500%, 11/01/34	204,811	229,243
5.500%, 12/01/34	89,089	99,436
5.500%, 01/01/35	140,112	159,658
5.500%, 04/01/35	34,453	39,258
5.500%, 07/01/35	14,799	16,226
5.500%, 09/01/35	99,468	113,350
6.000%, 02/01/32	38,336	42,243
6.000%, 03/01/34	11,430	12,774
6.000%, 04/01/34	112,651	126,618
6.000%, 06/01/34	103,688	117,764
6.000%, 07/01/34	69,717	78,569
6.000%, 08/01/34	107,673	121,152
6.000%, 10/01/34	58,222	65,262
6.000%, 11/01/34	24,803	27,625
6.000%, 12/01/34	7,350	8,091
6.000%, 08/01/35	5,475	6,023
6.000%, 09/01/35	17,845	20,238
6.000%, 10/01/35	36,680	41,359
6.000%, 11/01/35	7,908	8,705
6.000%, 12/01/35	33,686	37,779
6.000%, 02/01/36	46,043	50,759
6.000%, 04/01/36	18,493	20,352
6.000%, 06/01/36	4,752	5,505
6.000%, 07/01/37	56,546	63,932
6.500%, 06/01/31	14,648	16,600
6.500%, 09/01/31	18,471	20,588
6.500%, 02/01/32	7,876	8,856
6.500%, 07/01/32	36,868	42,070
6.500%, 08/01/32	25,714	29,024
6.500%, 01/01/33	15,052	16,909
6.500%, 04/01/34	36,105	40,269
6.500%, 06/01/34	10,165	11,476
6.500%, 04/01/36	10,438	11,515
6.500%, 05/01/36	16,235	18,007
6.500%, 02/01/37	36,668	41,440
6.500%, 05/01/37	16,016	17,669
6.500%, 07/01/37	31,342	35,848
Fannie Mae Pool
2.410%, 05/01/23	83,145	84,363
2.550%, 05/01/23	133,253	135,375
2.700%, 07/01/25	121,000	126,061
5.000%, 03/01/26	77,466	86,661

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2021

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed —(Continued)
Fannie Mae REMICS (CMO)
2.000%, 10/25/40	15,150	$15,212
2.000%, 05/25/44	37,074	37,268
2.000%, 04/25/46	78,899	79,846
3.000%, 02/25/33 (c)	91,456	8,994
3.250%, 05/25/40	38,335	40,612
4.000%, 10/25/40	53,667	57,803
4.000%, 07/25/46 (c)	108,738	19,546
5.000%, 03/25/25	12,880	13,445
Fannie Mae-ACES
2.556%, 12/25/26 (d)	425,133	445,393
Freddie Mac 15 Yr. Gold Pool
4.500%, 08/01/24	34,229	35,624
Freddie Mac 20 Yr. Gold Pool
3.000%, 01/01/38	260,424	274,999
3.500%, 11/01/37	182,318	194,332
4.000%, 08/01/37	46,484	50,425
Freddie Mac 30 Yr. Gold Pool
3.000%, 10/01/42	313,019	330,261
3.000%, 04/01/43	713,918	758,735
3.000%, 05/01/43	607,124	645,849
3.000%, 05/01/46	263,115	278,059
3.000%, 10/01/46	563,959	596,059
3.000%, 11/01/46	595,523	627,484
3.000%, 03/01/48	51,879	54,041
3.500%, 02/01/42	227,545	245,857
3.500%, 04/01/42	171,108	186,638
3.500%, 12/01/42	421,100	455,040
3.500%, 04/01/43	106,818	115,268
3.500%, 07/01/43	20,614	22,271
3.500%, 08/01/43	240,577	259,583
3.500%, 12/01/45	146,617	156,526
3.500%, 12/01/46	695,392	740,286
4.000%, 11/01/40	219,038	240,223
4.000%, 01/01/41	456,615	499,772
4.000%, 04/01/44	169,839	186,474
4.000%, 08/01/47	281,564	300,173
4.500%, 04/01/35	17,107	18,848
4.500%, 07/01/39	79,569	88,023
4.500%, 09/01/39	45,768	50,638
4.500%, 10/01/39	25,357	27,968
4.500%, 12/01/39	38,204	42,269
4.500%, 05/01/42	72,264	79,712
5.000%, 09/01/33	73,529	83,060
5.000%, 03/01/34	21,339	23,879
5.000%, 04/01/34	13,703	15,500
5.000%, 08/01/35	16,035	18,148
5.000%, 11/01/35	26,533	30,030
5.000%, 12/01/36	19,426	21,966
5.000%, 07/01/39	134,510	152,626
5.500%, 12/01/33	105,636	120,307
5.500%, 01/01/34	62,948	71,361
5.500%, 04/01/34	9,295	10,195
5.500%, 11/01/34	11,439	12,838
5.500%, 12/01/34	6,296	6,900
5.500%, 05/01/35	14,904	16,356

Agency Sponsored Mortgage - Backed —(Continued)
Freddie Mac 30 Yr. Gold Pool
5.500%, 09/01/35	14,071	15,437
5.500%, 10/01/35	17,828	19,590
6.000%, 04/01/34	39,018	43,157
6.000%, 07/01/34	19,527	21,765
6.000%, 08/01/34	120,244	137,976
6.000%, 09/01/34	2,175	2,395
6.000%, 07/01/35	16,797	19,486
6.000%, 08/01/35	20,911	24,258
6.000%, 11/01/35	20,164	23,033
6.000%, 10/01/36	10,439	11,539
6.000%, 05/01/37	34,779	39,486
6.000%, 06/01/37	17,367	19,725
6.500%, 05/01/34	10,346	11,468
6.500%, 06/01/34	43,170	47,901
6.500%, 08/01/34	21,947	24,222
6.500%, 11/01/34	36,892	40,717
6.500%, 05/01/37	15,378	16,972
6.500%, 07/01/37	26,998	30,337
Freddie Mac 30 Yr. Pool
2.500%, 10/01/51	297,133	305,840
2.500%, 12/01/51	398,601	409,404
3.000%, 07/01/50	24,942	26,259
5.000%, 10/01/35	45,602	51,602
6.000%, 03/01/36	13,925	15,341
6.500%, 10/01/34	31,500	35,524
Freddie Mac Multifamily Structured Pass-Through Certificates
0.196%, 11/25/27 (c) (d)	5,207,000	65,984
0.242%, 12/25/27 (c) (d)	3,235,000	50,679
0.274%, 11/25/24 (c) (d)	4,908,000	39,251
0.279%, 09/25/27 (c) (d)	3,341,000	57,235
0.288%, 12/25/27 (c) (d)	3,579,000	64,671
0.289%, 11/25/27 (c) (d)	3,649,755	56,207
0.300%, 11/25/32 (c) (d)	2,703,906	71,338
0.316%, 08/25/24 (c) (d)	4,897,000	47,628
0.325%, 11/25/27 (c) (d)	3,316,562	60,371
0.329%, 08/25/27 (c) (d)	3,107,000	61,043
0.331%, 01/25/31 (c) (d)	1,572,134	40,611
0.349%, 10/25/24 (c) (d)	5,914,153	47,484
0.350%, 11/25/31 (c) (d)	2,325,421	76,944
0.368%, 12/25/27 (c) (d)	5,646,702	114,295
0.385%, 08/25/24 (c) (d)	7,993,684	72,417
0.429%, 08/25/27 (c) (d)	2,097,704	47,055
0.506%, 07/25/24 (c) (d)	4,483,000	56,704
0.508%, 08/25/31 (c) (d)	484,307	21,450
0.529%, 03/25/31 (c) (d)	1,267,574	53,657
0.536%, 09/25/31 (c) (d)	1,578,796	77,487
0.577%, 07/25/27 (c) (d)	3,839,125	111,561
0.603%, 07/25/24 (c) (d)	1,579,673	16,721
0.636%, 06/25/27 (c) (d)	4,356,000	152,024
0.740%, 03/25/31 (c) (d)	539,591	34,049
0.749%, 06/25/27 (c) (d)	1,461,913	52,804
0.782%, 01/25/31 (c) (d)	658,188	43,144
0.856%, 09/25/31 (c) (d)	453,515	34,230
0.894%, 04/25/24 (c) (d)	1,551,393	26,584
0.936%, 01/25/31 (c) (d)	441,180	34,197
0.938%, 07/25/31 (c) (d)	361,575	29,797

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2021

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed —(Continued)
Freddie Mac Multifamily Structured Pass-Through Certificates
1.081%, 11/25/30 (c) (d)	400,945	$35,238
1.089%, 07/25/29 (c) (d)	256,414	18,840
1.143%, 08/25/29 (c) (d)	1,590,915	122,632
1.170%, 09/25/30 (c) (d)	229,735	21,428
1.225%, 05/25/31 (c) (d)	240,722	25,035
1.342%, 06/25/30 (c) (d)	396,103	41,124
1.600%, 08/25/30 (c) (d)	357,560	44,770
1.663%, 05/25/30 (c) (d)	384,386	48,978
1.797%, 05/25/30 (c) (d)	1,002,928	137,404
1.799%, 04/25/30 (c) (d)	300,000	40,775
1.868%, 04/25/30 (c) (d)	808,011	114,043
2.510%, 11/25/22	489,000	495,662
2.670%, 12/25/24	507,000	526,676
2.791%, 01/25/22	10,241	10,238
3.010%, 07/25/25	134,000	141,349
3.060%, 07/25/23 (d)	59,000	60,760
3.064%, 08/25/24 (d)	252,363	263,243
3.111%, 02/25/23	690,096	704,992
3.117%, 06/25/27	354,000	381,878
3.151%, 11/25/25	317,000	336,951
3.171%, 10/25/24	424,000	445,669
3.187%, 09/25/27 (d)	242,000	262,957
3.250%, 04/25/23 (d)	799,950	820,727
3.320%, 02/25/23 (d)	220,598	226,083
3.458%, 08/25/23 (d)	566,000	586,799
3.650%, 02/25/28 (d)	285,000	318,296
3.900%, 04/25/28	528,000	598,251
Freddie Mac REMIC Trust
0.567%, 12/25/31	3,517,256	176,082
Freddie Mac REMICS (CMO)
3.000%, 07/15/39	48,624	50,886
4.500%, 12/15/40 (c)	19,438	1,863
5.000%, 01/15/40	64,657	72,279
5.500%, 02/15/36 (c)	21,725	3,897
Ginnie Mae I 30 Yr. Pool
2.000%, TBA (e)	1,300,000	1,311,737
3.500%, 12/15/41	229,290	255,370
3.500%, 02/15/42	39,193	41,931
4.500%, 09/15/33	32,655	36,656
4.500%, 11/15/39	76,229	85,534
4.500%, 03/15/40	116,378	133,203
4.500%, 04/15/40	113,262	127,128
4.500%, 06/15/40	37,956	43,047
5.000%, 03/15/34	11,614	13,403
5.000%, 06/15/34	29,534	34,105
5.000%, 12/15/34	8,279	9,464
5.000%, 06/15/35	6,158	6,933
5.500%, 11/15/32	48,924	53,824
5.500%, 08/15/33	86,512	96,397
5.500%, 12/15/33	53,634	61,299
5.500%, 09/15/34	43,131	49,264
5.500%, 10/15/35	8,066	8,989
6.000%, 12/15/28	16,339	18,306
6.000%, 12/15/31	8,144	9,106
6.000%, 03/15/32	907	998
6.000%, 10/15/32	76,058	88,256

Agency Sponsored Mortgage - Backed —(Continued)
Ginnie Mae I 30 Yr. Pool
6.000%, 01/15/33	740	845
6.000%, 02/15/33	1,201	1,341
6.000%, 04/15/33	74,933	87,040
6.000%, 08/15/33	477	525
6.000%, 07/15/34	38,791	44,425
6.000%, 09/15/34	20,181	22,226
6.000%, 01/15/38	51,079	59,031
Ginnie Mae II 30 Yr. Pool
2.500%, 08/20/51	318,438	326,505
2.500%, 09/20/51	1,282,507	1,314,999
2.500%, 11/20/51	1,171,437	1,201,114
2.500%, TBA (e)	200,000	204,812
3.000%, 04/20/45	110,079	114,907
3.000%, 04/20/46	50,184	52,351
3.000%, 08/20/46	54,942	57,349
3.000%, 09/20/46	126,297	131,836
3.000%, 11/20/47	594,843	620,879
3.000%, 01/20/48	834,994	869,760
3.000%, 02/20/48	50,064	51,996
3.000%, 04/20/48	17,277	17,942
3.000%, 06/20/51	375,666	389,137
3.000%, 08/20/51	314,578	326,400
3.000%, 11/20/51	199,078	206,622
3.000%, TBA (e)	550,000	569,059
3.500%, 06/20/43	270,949	290,259
3.500%, 07/20/43	337,599	361,686
3.500%, 11/20/47	50,285	52,876
3.500%, 03/20/48	593,417	624,098
3.500%, TBA (e)	725,000	754,903
4.000%, 01/20/41	300,096	325,042
4.000%, 02/20/41	76,241	82,580
4.000%, 04/20/41	61,701	66,829
4.000%, 02/20/42	78,081	85,080
4.000%, TBA (e)	50,000	52,652
4.500%, 07/20/33	5,219	5,722
4.500%, 09/20/33	4,043	4,431
4.500%, 12/20/34	2,436	2,670
4.500%, 03/20/35	18,139	19,890
4.500%, 01/20/41	83,883	93,142
5.000%, 07/20/33	14,182	15,754
6.000%, 01/20/35	18,358	21,150
6.000%, 02/20/35	8,969	10,338
6.000%, 04/20/35	16,525	19,050
Government National Mortgage Association (CMO)
0.558%, 02/16/59 (c) (d)	864,642	36,413
4.000%, 07/20/41	60,272	65,316
4.500%, 09/20/41	41,004	44,171
Uniform Mortgage-Backed Securities 15 Yr. Pool
1.500%, TBA (e)	1,100,000	1,102,944
2.000%, TBA (e)	2,200,000	2,252,637
2.500%, TBA (e)	2,150,000	2,222,274
Uniform Mortgage-Backed Securities 30 Yr. Pool
2.000%, TBA (e)	16,550,000	16,499,008
2.500%, TBA (e)	9,190,000	9,375,998
3.000%, TBA (e)	2,675,000	2,771,202

		83,573,648

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2021

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

U.S. Treasury—8.1%
U.S. Treasury Bonds
1.375%, 11/15/40	2,500,000	$2,278,320
1.750%, 08/15/41	2,600,000	2,520,781
2.375%, 11/15/49	11,745,000	12,902,066
2.500%, 02/15/45	68,000	74,782
2.875%, 05/15/43 (a)	2,550,000	2,963,180
2.875%, 11/15/46	2,439,000	2,884,785
3.000%, 02/15/48	2,332,000	2,846,315
U.S. Treasury Notes
0.125%, 12/31/22	6,500,000	6,479,940
0.375%, 11/30/25 (f)	14,300,000	13,868,207
1.375%, 01/31/25	16,000,000	16,182,500

		63,000,876

Total U.S. Treasury & Government Agencies (Cost $146,166,194)		146,574,524

Corpoporate Bonds & Notes—12.5%

Aerospace/Defense—0.1%
BAE Systems plc 3.400%, 04/15/30 (144A) (a)	336,000	358,632
Raytheon Technologies Corp. 4.125%, 11/16/28	502,000	561,509

		920,141

Auto Manufacturers—0.3%
General Motors Co. 6.750%, 04/01/46	333,000	475,820
Hyundai Capital America
2.650%, 02/10/25 (144A) (a)	287,000	294,117
3.000%, 02/10/27 (144A)	597,000	617,731
Stellantis Finance U.S., Inc. 2.691%, 09/15/31 (144A) (a)	773,000	760,142
Volkswagen Group of America Finance LLC 3.350%, 05/13/25 (144A) (a)	305,000	320,890

		2,468,700

Auto Parts & Equipment—0.2%
Lear Corp.
3.800%, 09/15/27	293,000	319,380
4.250%, 05/15/29	244,000	268,765
Magna International, Inc. 2.450%, 06/15/30 (a)	685,000	695,028

		1,283,173

Banks—2.5%
Bank of America Corp.
2.572%, SOFR + 1.210%, 10/20/32 (d)	961,000	965,617
3.004%, 3M LIBOR + 0.790%, 12/20/23 (d)	455,000	464,405
3.366%, 3M LIBOR + 0.810%, 01/23/26 (d)	527,000	554,402
3.500%, 04/19/26 (a)	441,000	475,040
Barclays plc 2.894%, 1Y H15 + 1.300%, 11/24/32 (a) (d)	905,000	911,411
BBVA Bancomer S.A. 6.750%, 09/30/22 (144A)	810,000	838,358

Banks—(Continued)
Citigroup, Inc. 2.666%, SOFR + 1.146%, 01/29/31 (d)	875,000	888,244
Credit Suisse Group AG 3.091%, SOFR + 1.730%, 05/14/32 (144A) (d)	500,000	508,776
Deutsche Bank AG 2.311%, SOFR + 1.219%, 11/16/27 (a) (d)	258,000	257,885
Goldman Sachs Group, Inc. (The)
2.383%, SOFR + 1.248%, 07/21/32 (d)	981,000	965,889
2.600%, 02/07/30 (a)	1,755,000	1,784,389
HSBC Holdings plc
4.000%, 5Y H15 + 3.222%, 03/09/26 (a) (d)	200,000	198,750
4.700%, 5Y H15 + 3.250%, 03/09/31 (a) (d)	332,000	332,000
JPMorgan Chase & Co.
2.545%, SOFR + 1.180%, 11/08/32 (a) (d)	1,591,000	1,599,944
2.739%, SOFR + 1.510%, 10/15/30 (a) (d)	310,000	318,520
2.956%, SOFR + 2.515%, 05/13/31 (a) (d)	169,000	174,978
3.109%, SOFR + 2.460%, 04/22/41 (d)	879,000	910,336
3.782%, 3M LIBOR + 1.337%, 02/01/28 (d)	1,220,000	1,320,690
3.897%, 3M LIBOR + 1.220%, 01/23/49 (d)	357,000	413,581
Morgan Stanley
2.699%, SOFR + 1.143%, 01/22/31 (d)	1,780,000	1,821,090
3.875%, 04/29/24	496,000	525,805
4.000%, 07/23/25	352,000	381,476
PNC Bank N.A. 2.700%, 10/22/29	250,000	258,267
Royal Bank of Canada 1.150%, 06/10/25	850,000	842,654
State Street Corp. 2.901%, SOFR + 2.600%, 03/30/26 (d)	125,000	130,696
UBS Group AG 2.095%, 1Y H15 + 1.000%, 02/11/32 (144A) (d)	1,883,000	1,822,277

		19,665,480

Beverages—0.4%
Anheuser-Busch InBev Worldwide, Inc.
4.375%, 04/15/38	208,000	243,579
8.000%, 11/15/39	868,000	1,402,418
Constellation Brands, Inc. 3.500%, 05/09/27 (a)	687,000	738,240
Diageo Capital plc 2.375%, 10/24/29	835,000	852,739
Keurig Dr Pepper, Inc. 3.200%, 05/01/30 (a)	108,000	114,176

		3,351,152

Building Materials—0.3%
Carrier Global Corp. 3.377%, 04/05/40	665,000	694,803
Martin Marietta Materials, Inc.
2.500%, 03/15/30	67,000	67,593
3.500%, 12/15/27 (a)	263,000	282,848
Masco Corp. 2.000%, 02/15/31 (a)	1,257,000	1,204,618
Vulcan Materials Co. 3.500%, 06/01/30	115,000	124,211

		2,374,073

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2021

Corpoporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Chemicals—0.1%
Sherwin-Williams Co. (The) 2.300%, 05/15/30 (a)	470,000	$468,694

Commercial Services—0.5%
ERAC USA Finance LLC 7.000%, 10/15/37 (144A)	602,000	886,875
Experian Finance plc 4.250%, 02/01/29 (144A)	533,000	591,727
Global Payments, Inc. 1.200%, 03/01/26 (a)	644,000	625,107
IHS Markit, Ltd.
3.625%, 05/01/24	106,000	111,167
4.000%, 03/01/26 (144A)	559,000	604,095
4.250%, 05/01/29	243,000	276,412
4.750%, 02/15/25 (144A)	168,000	182,910
RELX Capital, Inc. 3.000%, 05/22/30 (a)	174,000	182,414
Verisk Analytices, Inc. 4.125%, 03/15/29	630,000	702,425

		4,163,132

Computers—0.1%
Dell International LLC / EMC Corp. 4.900%, 10/01/26 (a)	481,000	541,762

Diversified Financial Services—0.7%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust
2.450%, 10/29/26	1,700,000	1,713,940
3.650%, 07/21/27 (a)	320,000	337,223
4.875%, 01/16/24	150,000	159,519
Avolon Holdings Funding, Ltd.
3.250%, 02/15/27 (144A)	640,000	644,469
4.375%, 05/01/26 (144A)	215,000	230,278
Capital One Financial Corp. 3.750%, 03/09/27 (a)	554,000	599,761
Intercontinental Exchange, Inc.
1.850%, 09/15/32	193,000	184,737
2.100%, 06/15/30	657,000	651,036
Raymond James Financial, Inc. 4.950%, 07/15/46	696,000	885,803
Western Union Co. (The) 2.850%, 01/10/25	161,000	166,620

		5,573,386

Electric—0.6%
Duke Energy Corp. 2.650%, 09/01/26	114,000	118,025
Enel Finance International NV 2.650%, 09/10/24 (144A)	334,000	343,946
Evergy, Inc. 2.900%, 09/15/29	505,000	516,901
Exelon Corp. 4.050%, 04/15/30	590,000	655,526
FirstEnergy Corp. 3.400%, 03/01/50	330,000	323,400

Electric —(Continued)
Georgia Power Co. 3.700%, 01/30/50	44,000	46,780
Jersey Central Power & Light Co.
2.750%, 03/01/32 (144A)	275,000	278,685
4.300%, 01/15/26 (144A)	422,000	457,631
Oncor Electric Delivery Co. LLC 5.750%, 03/15/29 (a)	713,000	872,451
Pacific Gas and Electric Co.
2.100%, 08/01/27 (a)	145,000	139,989
3.000%, 06/15/28 (a)	418,000	421,035
3.300%, 08/01/40 (a)	283,000	262,345
Xcel Energy, Inc. 3.400%, 06/01/30 (a)	297,000	318,681

		4,755,395

Electronics—0.0%
Arrow Electronics, Inc. 2.950%, 02/15/32	245,000	247,411

Environmental Control—0.1%
Republic Services, Inc.
1.450%, 02/15/31	304,000	282,688
3.950%, 05/15/28	397,000	439,681

		722,369

Food—0.1%
General Mills, Inc.
2.875%, 04/15/30 (a)	134,000	139,845
4.000%, 04/17/25 (a)	651,000	699,011

		838,856

Gas—0.3%
APT Pipelines, Ltd.
4.200%, 03/23/25 (144A) (a)	1,100,000	1,176,408
4.250%, 07/15/27 (144A) (a)	84,000	92,464
East Ohio Gas Co. (The) 2.000%, 06/15/30 (144A) (a)	406,000	392,511
NiSource, Inc. 5.650%, 02/01/45	156,000	210,658

		1,872,041

Healthcare-Products—0.3%
Alcon Finance Corp. 2.600%, 05/27/30 (144A)	200,000	201,831
3.800%, 09/23/49 (144A)	462,000	514,437
Boston Scientific Corp. 2.650%, 06/01/30	470,000	479,123
3.750%, 03/01/26	726,000	779,911

		1,975,302

Healthcare-Services—0.3%
HCA, Inc. 4.125%, 06/15/29	627,000	689,936
5.125%, 06/15/39 (a)	577,000	710,593

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2021

Corpoporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Healthcare-Services—(Continued)
Laboratory Corp. of America Holdings 4.700%, 02/01/45	209,000	$254,355
Northwell Healthcare, Inc. 3.979%, 11/01/46	51,000	57,917
4.260%, 11/01/47	407,000	480,493
UnitedHealth Group, Inc. 3.500%, 08/15/39	222,000	246,152

		2,439,446

Insurance—0.5%
AIA Group, Ltd. 3.375%, 04/07/30 (144A) (a)	804,000	868,715
American International Group, Inc. 4.125%, 02/15/24 (a)	610,000	647,695
Aon Corp. 3.750%, 05/02/29 (a)	1,126,000	1,234,331
Hartford Financial Services Group, Inc. (The) 3.600%, 08/19/49	108,000	118,211
Liberty Mutual Group, Inc. 3.951%, 10/15/50 (144A)	331,000	366,372
Marsh & McLennan Cos., Inc. 4.750%, 03/15/39	242,000	301,771

		3,537,095

Internet—0.2%
Booking Holdings, Inc. 4.625%, 04/13/30	424,000	495,536
E*TRADE Financial Corp. 4.500%, 06/20/28	310,000	348,779
Tencent Holdings, Ltd. 2.390%, 06/03/30 (144A)	548,000	536,902

		1,381,217

Investment Companies—0.2%
Temasek Financial I, Ltd. 2.375%, 01/23/23 (144A)	1,790,000	1,819,339

Lodging—0.3%
Las Vegas Sands Corp. 3.900%, 08/08/29 (a)	288,000	290,008
Marriott International, Inc. 2.750%, 10/15/33	475,000	460,769
2.850%, 04/15/31	2,000	1,994
4.000%, 04/15/28	623,000	672,285
4.625%, 06/15/30	582,000	654,718

		2,079,774

Machinery-Diversified—0.2%
CNH Industrial Capital LLC 1.875%, 01/15/26 (a)	135,000	135,057
4.200%, 01/15/24 (a)	540,000	569,946
Westinghouse Air Brake Technologies Corp. 3.200%, 06/15/25	248,000	258,103
4.950%, 09/15/28 (a)	660,000	750,229

		1,713,335

Media—0.5%
Charter Communications Operating LLC / Charter Communications Operating Capital Corp. 3.500%, 06/01/41	628,000	612,290
4.908%, 07/23/25	466,000	513,116
5.375%, 05/01/47	132,000	157,556
6.384%, 10/23/35	310,000	400,441
COX Communications, Inc. 1.800%, 10/01/30 (144A) (a)	404,000	380,582
Time Warner Entertainment Co. L.P. 8.375%, 07/15/33	592,000	861,962
Walt Disney Co. (The) 3.500%, 05/13/40	1,021,000	1,118,193

		4,044,140

Mining—0.4%
Anglo American Capital plc 2.625%, 09/10/30 (144A)	1,340,000	1,313,950
5.625%, 04/01/30 (144A)	524,000	620,860
Glencore Funding LLC 2.500%, 09/01/30 (144A) (a)	502,000	486,148
2.850%, 04/27/31 (144A) (a)	208,000	205,604
4.125%, 05/30/23 (144A)	416,000	432,607

		3,059,169

Oil & Gas—0.5%
Cenovus Energy, Inc. 5.375%, 07/15/25 (a)	149,000	164,425
Diamondback Energy, Inc. 4.400%, 03/24/51 (a)	106,000	121,498
Eni S.p.A. 4.750%, 09/12/28 (144A)	1,046,000	1,204,961
Equinor ASA 7.750%, 06/15/23 (a)	100,000	109,630
Marathon Petroleum Corp. 4.750%, 09/15/44	340,000	400,115
Phillips 66 2.150%, 12/15/30 (a)	995,000	957,557
Valero Energy Corp. 3.650%, 12/01/51	176,000	174,871
6.625%, 06/15/37 (a)	596,000	802,908

		3,935,965

Pharmaceuticals—0.1%
Becton Dickinson & Co. 4.669%, 06/06/47	587,000	740,108
Cigna Corp. 3.200%, 03/15/40	169,000	175,071

		915,179

Pipelines—0.6%
Cheniere Corpus Christi Holdings LLC 3.700%, 11/15/29	514,000	550,574
Enbridge, Inc. 2.500%, 01/15/25 (a)	273,000	280,543
Enterprise Products Operating LLC 4.200%, 01/31/50	234,000	262,312

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2021

Corpoporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Pipelines—(Continued)
Galaxy Pipeline Assets Bidco, Ltd. 2.160%, 03/31/34 (144A) (a)	736,000	$721,368
Kinder Morgan Energy Partners L.P. 4.150%, 02/01/24	577,000	606,955
ONEOK, Inc. 4.950%, 07/13/47	729,000	842,278
Plains All American Pipeline L.P. / PAA Finance Corp. 3.800%, 09/15/30 (a)	538,000	561,803
Sabine Pass Liquefaction LLC 4.500%, 05/15/30	147,000	165,819
5.000%, 03/15/27 (a)	485,000	544,740
Spectra Energy Partners L.P. 3.375%, 10/15/26	236,000	250,201

		4,786,593

Real Estate Investment Trusts—0.6%
American Tower Corp. 3.000%, 06/15/23	303,000	311,541
3.600%, 01/15/28	369,000	397,522
Boston Properties L.P. 2.550%, 04/01/32 (a)	389,000	386,091
Brixmor Operating Partnership L.P. 4.050%, 07/01/30	512,000	558,686
4.125%, 05/15/29 (a)	51,000	56,499
Crown Castle International Corp. 1.350%, 07/15/25 (a)	213,000	210,117
3.650%, 09/01/27 (a)	843,000	905,607
Equinix, Inc. 1.800%, 07/15/27	517,000	508,591
2.625%, 11/18/24 (a)	800,000	824,295
GLP Capital L.P. / GLP Financing II, Inc. 5.300%, 01/15/29	513,000	582,357
Realty Income Corp. 3.250%, 01/15/31	174,000	187,096

		4,928,402

Retail—0.3%
Alimentation Couche-Tard, Inc. 3.439%, 05/13/41 (144A) (a)	619,000	637,100
Best Buy Co., Inc. 4.450%, 10/01/28 (a)	648,000	730,841
Home Depot, Inc. (The) 3.900%, 06/15/47	359,000	419,408
TJX Cos., Inc. (The) 3.875%, 04/15/30	139,000	155,885

		1,943,234

Semiconductors—0.5%
Broadcom, Inc. 3.187%, 11/15/36 (144A) (a)	889,000	887,452
3.469%, 04/15/34 (144A)	351,000	367,381
4.150%, 11/15/30	409,000	453,604
4.300%, 11/15/32	439,000	493,338
Intel Corp. 4.750%, 03/25/50 (a)	308,000	410,158

Semiconductors—(Continued)
NXP B.V. / NXP Funding LLC / NXP USA, Inc. 2.500%, 05/11/31 (144A) (a)	651,000	652,662
3.250%, 05/11/41 (144A)	558,000	576,729

		3,841,324

Shipbuilding—0.0%
Huntington Ingalls Industries, Inc. 3.844%, 05/01/25	180,000	190,363

Software—0.2%
Fiserv, Inc. 2.650%, 06/01/30 (a)	198,000	200,910
Roper Technologies, Inc. 2.000%, 06/30/30	468,000	449,925
2.950%, 09/15/29 (a)	147,000	152,041
4.200%, 09/15/28 (a)	250,000	280,648

		1,083,524

Telecommunications—0.5%
AT&T, Inc. 2.750%, 06/01/31 (a)	620,000	632,557
3.650%, 09/15/59	616,000	622,092
T-Mobile USA, Inc. 2.050%, 02/15/28 (a)	557,000	552,882
4.500%, 04/15/50	57,000	66,713
Verizon Communications, Inc. 2.100%, 03/22/28	81,000	81,154
2.550%, 03/21/31	381,000	384,396
3.150%, 03/22/30	310,000	327,965
4.272%, 01/15/36	459,000	538,400
4.812%, 03/15/39 (a)	573,000	718,415

		3,924,574

Total Corporate Bonds & Notes (Cost $92,223,254)		96,843,740

Asset-Backed Securities—3.7%

Asset-Backed - Automobile—0.2%
Avis Budget Rental Car Funding AESOP LLC 3.450%, 03/20/23 (144A)	610,000	612,396
Credit Acceptance Auto Loan Trust 1.380%, 07/15/30 (144A)	328,000	324,019
Exeter Automobile Receivables Trust 2.260%, 04/15/24 (144A)	26,729	26,748
GLS Auto Receivables Issuer Trust 2.170%, 02/15/24 (144A)	25,950	25,988
Santander Retail Auto Lease Trust 1.880%, 03/20/24 (144A)	487,000	491,767
Veros Automobile Receivables Trust 1.670%, 09/15/23 (144A)	25,753	25,763

		1,506,681

Asset-Backed - Home Equity—0.1%
Bayview Financial Revolving Asset Trust 1.702%, 1M LIBOR + 1.600%, 12/28/40 (144A) (d)	225,105	274,889

See accompanying notes to financial statements.

BHFTII-13

Brighthouse Funds Trust II

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2021

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Home Equity—(Continued)
GMAC Home Equity Loan Trust 5.805%, 10/25/36 (d)	41,688	$44,702
Home Equity Loan Trust 4.481%, 12/25/35 (d)	20,729	20,694

		340,285

Asset-Backed - Other—3.4%
ACRES Commercial Realty, Ltd. 1.840%, 1M LIBOR + 1.750%, 01/15/37 (144A) (d)	535,500	535,503
Allegro CLO IV, Ltd. 1.674%, 3M LIBOR + 1.550%, 01/15/30 (144A) (d)	702,748	702,763
American Tower Trust I 3.070%, 03/15/48 (144A)	876,000	876,718
Arbor Realty Commercial Real Estate Notes, Ltd. 1.310%, 1M LIBOR + 1.200%, 12/15/35 (144A) (d)	625,000	622,071
1.710%, 1M LIBOR + 1.600%, 08/15/34 (144A) (d)	522,000	519,906
BDS, Ltd. 1.209%, 1M LIBOR + 1.100%, 08/15/36 (144A) (d)	567,385	567,122
BSPRT Issuer, Ltd. 1.410%, 1M LIBOR + 1.300%, 03/15/36 (144A) (d)	1,463,000	1,456,382
2.150%, 1M LIBOR + 2.050%, 12/15/38 (144A) (d)	245,000	245,000
Business Jet Securities LLC 2.162%, 04/15/36 (144A)	388,515	381,445
CHCP FL1, Ltd. 1.465%, SOFR + 1.414%, 02/15/38 (144A) (d)	650,500	648,742
Columbia Cent CLO 28, Ltd. 1.844%, 3M LIBOR + 1.700%, 11/07/30 (144A) (d)	1,026,773	1,025,883
Cutwater, Ltd. 1.344%, 3M LIBOR + 1.220%, 01/15/29 (144A) (d)	836,280	836,267
Dryden 55 CLO, Ltd. 1.144%, 3M LIBOR + 1.020%, 04/15/31 (144A) (d)	1,430,000	1,431,185
Dryden Senior Loan Fund 1.024%, 3M LIBOR + 0.900%, 04/15/29 (144A) (d)	642,886	642,825
Ladder Capital Commercial Mortgage Trust 2.010%, 1M LIBOR + 1.900%, 12/13/38 (144A) (d)	682,500	682,500
Loancore Issuer, Ltd. 1.860%, 1M LIBOR + 1.750%, 07/15/36 (144A) (d)	1,547,500	1,545,592
2.010%, 1M LIBOR + 1.900%, 11/15/38 (144A) (d)	3,913,500	3,913,292
MF1, Ltd. 1.865%, SOFR + 1.814%, 11/15/35 (144A) (d)	502,000	503,764
MidOcean Credit CLO II 1.760%, 3M LIBOR + 1.650%, 01/29/30 (144A) (d)	1,156,232	1,155,416
Neuberger Berman CLO XX, Ltd. 1.284%, 3M LIBOR + 1.160%, 07/15/34 (144A) (d)	600,000	600,184
Neuberger Berman CLO, Ltd. 1.474%, 3M LIBOR + 1.350%, 10/15/29 (144A) (d)	508,944	508,295
Oaktree CLO, Ltd. 1.482%, 3M LIBOR + 1.350%, 10/20/27 (144A) (d)	254,518	254,309
1.878%, 3M LIBOR + 1.750%, 04/22/30 (144A) (d)	1,503,087	1,500,536
OCP CLO, Ltd. 1.783%, 3M LIBOR + 1.650%, 01/26/34 (144A) (d)	4,041,128	4,031,381
Small Business Administration Participation Certificates 4.350%, 07/01/23	29,140	29,692
4.770%, 04/01/24	1,884	1,937
4.950%, 03/01/25	15,324	15,725
4.990%, 09/01/24	7,428	7,615

Asset-Backed - Other—(Continued)
Small Business Administration Participation Certificates
5.110%, 08/01/25	21,597	22,506
5.180%, 05/01/24	2,448	2,545
5.520%, 06/01/24	6,847	7,094
Verizon Owner Trust 1.980%, 07/22/24	782,000	791,741
Voya, Ltd. 1.574%, 3M LIBOR + 1.450%, 10/15/30 (144A) (d)	584,168	582,859

		26,648,795

Total Asset-Backed Securities (Cost $28,457,584)		28,495,761

Mortgage-Backed Securities—2.7%

Collateralized Mortgage Obligations—0.1%
Seasoned Credit Risk Transfer Trust 3.000%, 02/25/59	266,596	277,508
3.500%, 08/25/58	81,274	87,672
3.500%, 10/25/58	211,765	224,176

		589,356

Commercial Mortgage-Backed Securities—2.6%
AREIT Trust 1.465%, SOFR + 1.414%, 09/14/36 (144A) (d)	1,953,000	1,951,692
Bancorp Commercial Mortgage Trust 1.465%, SOFR + 1.414%, 09/15/36 (144A) (d)	839,733	839,122
BANK 3.714%, 04/15/52	875,000	964,992
BPCRE, Ltd. 0.959%, 1M LIBOR + 0.850%, 02/15/37 (144A) (d)	191,715	191,496
BXMT, Ltd. 1.410%, 1M LIBOR + 1.300%, 05/15/38 (144A) (d)	1,532,500	1,527,711
Commercial Mortgage Trust 3.708%, 07/10/48	1,300,833	1,382,840
CSAIL Commercial Mortgage Trust 3.504%, 06/15/57	738,578	778,369
GS Mortgage Securities Trust 3.048%, 11/10/52	655,025	693,737
3.382%, 05/10/50	1,387,991	1,463,000
JPMBB Commercial Mortgage Securities Trust 3.227%, 10/15/48	1,036,740	1,082,467
3.494%, 01/15/48	1,590,000	1,673,148
Morgan Stanley Bank of America Merrill Lynch Trust 3.536%, 11/15/52	519,442	561,685
Morgan Stanley Capital Trust 3.530%, 06/15/50	470,148	506,350
Ready Capital Mortgage Financing LLC 1.102%, 1M LIBOR + 1.000%, 04/25/38 (144A) (d)	914,025	909,031
1.880%, 1M LIBOR + 1.800%, 11/25/36 (144A) (d)	320,000	319,654
UBS Commercial Mortgage Trust 2.921%, 10/15/52	743,153	778,358
Wells Fargo Commercial Mortgage Trust 3.146%, 12/15/52	2,786,885	2,979,152
3.540%, 05/15/48	1,410,327	1,491,904

		20,094,708

Total Mortgage-Backed Securities (Cost $20,233,285)		20,684,064

See accompanying notes to financial statements.

BHFTII-14

Brighthouse Funds Trust II

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2021

Preferred Stocks—0.7%

Security Description	Shares/ Principal Amount*	Value

Auto Components—0.3%
Aptiv plc, 5.500%, 06/15/23	11,000	$2,024,990

Household Products—0.2%
Henkel AG & Co. KGaA	19,115	1,547,993

Technology Hardware, Storage & Peripherals—0.2%
Samsung Electronics Co., Ltd.	30,590	1,831,012

Total Preferred Stocks (Cost $3,957,888)		5,403,995

Convertible Preferred Stocks—0.6%

Health Care Equipment & Supplies—0.4%
Boston Scientific Corp. 5.500%, 06/01/23	19,658	2,253,986
Danaher Corp. 4.750%, 04/15/22	418	917,092

		3,171,078

Wireless Telecommunication Services—0.2%
T-Mobile U.S., Inc. 5.250%, 06/01/23 (144A)	1,603	1,671,464

Total Convertible Preferred Stocks (Cost $4,004,735)		4,842,542

Municipals—0.4%
Florida State Board of Administration Finance Corp. 2.154%, 07/01/30	436,000	434,971
New Jersey Economic Development Authority 7.425%, 02/15/29	800,000	1,005,466
New Jersey Turnpike Authority 7.414%, 01/01/40	1,050,000	1,690,214

Total Municipals (Cost $2,552,005)		3,130,651

Short-Term Investment—5.3%

Repurchase Agreement—5.3%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/21 at 0.000%, due on 01/03/22 with a maturity value of $41,005,694; collateralized by U.S. Treasury Note at 1.375%, maturing 12/31/28, with a market value of $41,825,811.	41,005,694	41,005,694

Total Short-Term Investments (Cost $41,005,694)		41,005,694

Securities Lending Reinvestments (g)—5.6%

Certificates of Deposit—0.1%
Credit Suisse (NY) 0.270%, 03/18/22	1,000,000	1,000,000
Oversea-Chinese Banking Corp., Ltd. Zero Coupon, 04/14/22	100,000	99,932

		1,099,932

Repurchase Agreements—3.8%
Barclays Capital, Inc. Repurchase Agreement dated 12/31/21 at 0.010%, due on 01/03/22 with a maturity value of $2,458,424; collateralized by U.S. Treasury Obligations at 0.000%, maturity dates ranging from 02/15/22 - 11/15/51, and an aggregate market value of $2,507,591.	2,458,422	2,458,422
CF Secured LLC Repurchase Agreement dated 12/31/21 at 0.050%, due on 01/03/22 with a maturity value of $3,000,013; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 4.500%, maturity dates ranging from 01/20/22 - 05/15/51, and an aggregate market value of $3,060,013.	3,000,000	3,000,000
Citigroup Global Markets, Inc. Repurchase Agreement dated 12/31/21 at 0.420%, due on 02/04/22 with a maturity value of $1,500,613; collateralized by various Common Stock with an aggregate market value of $1,650,000.	1,500,000	1,500,000
Deutsche Bank AG, London Repurchase Agreement dated 12/31/21 at 0.150%, due on 01/03/22 with a maturity value of $300,004; collateralized by Foreign Obligations with rates ranging from 0.375% - 1.875%, maturity dates ranging from 04/14/22 - 11/16/23, and an aggregate market value of $306,005.	300,000	300,000
ING Financial Markets LLC Repurchase Agreement dated 12/31/21 at 0.030%, due on 01/03/22 with a maturity value of $2,000,005; collateralized by U.S. Government Agency Obligations with rates ranging from 0.110% - 4.300%, maturity dates ranging from 01/05/22 - 02/15/61, and an aggregate market value of $2,040,003.	2,000,000	2,000,000
National Bank Financial, Inc. Repurchase Agreement dated 12/31/21 at 0.070%, due on 01/03/22 with a maturity value of $600,004; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 2.875%, maturity dates ranging from 02/03/22 - 11/15/47, and an aggregate market value of $612,283.	600,000	600,000
National Bank of Canada Repurchase Agreement dated 12/31/21 at 0.070%, due on 01/07/22 with a maturity value of $3,000,041; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 5.250%, maturity dates ranging from 01/31/22 - 11/15/51, and an aggregate market value of $3,061,299.	3,000,000	3,000,000
Repurchase Agreement dated 12/31/21 at 0.200%, due on 01/07/22 with a maturity value of $2,600,101; collateralized by various Common Stock with an aggregate market value of $2,889,436.	2,600,000	2,600,000
NBC Global Finance, Ltd. Repurchase Agreement dated 12/31/21 at 0.190%, due on 01/03/22 with a maturity value of $5,000,079; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 5.000%, maturity dates ranging from 04/30/22 - 02/15/49, and various Common Stock with an aggregate market value of $5,554,383.	5,000,000	5,000,000
Repurchase Agreement dated 12/31/21 at 0.235%, due on 01/07/22 with a maturity value of $700,032; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 5.000%, maturity dates ranging from 04/30/22 - 02/15/49, and various Common Stock with an aggregate market value of $777,614.	700,000	700,000

See accompanying notes to financial statements.

BHFTII-15

Brighthouse Funds Trust II

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2021

Securities Lending Reinvestments(g)—(Continued)

Security Description	Principal Amount*/ Shares	Value

Repurchase Agreements —(Continued)
NBC Global Finance, Ltd. Repurchase Agreement dated 12/31/21 at 0.250%, due on 01/07/22 with a maturity value of $1,000,049; collateralized by U.S. Treasury Obligations with rates ranging from 0.139% - 2.250%, maturity dates ranging from 10/31/22 - 11/15/25, and various Common Stock with an aggregate market value of $1,111,210.	1,000,000	$1,000,000
Societe Generale Repurchase Agreement dated 12/31/21 at 0.170%, due on 01/03/22 with a maturity value of $5,000,071; collateralized by various Common Stock with an aggregate market value of $5,555,696.	5,000,000	5,000,000
Repurchase Agreement dated 12/31/21 at 0.200%, due on 01/07/22 with a maturity value of $2,032,599; collateralized by various Common Stock with an aggregate market value of $2,258,413.	2,032,520	2,032,520

		29,190,942

Mutual Funds—1.7%
Allspring Government Money Market Fund, Select Class 0.030% (h)	4,700,000	4,700,000
BlackRock Liquidity Funds FedFund, Institutional Shares 0.030% (h)	2,500,000	2,500,000
Fidelity Government Portfolio, Institutional Class 0.010% (h)	800,000	800,000
Morgan Stanley Liquidity Funds Government Portfolio, Institutional Shares 0.030% (h)	5,000,000	5,000,000

		13,000,000

Total Securities Lending Reinvestments (Cost $43,290,899)		43,290,874

Total Investments—110.3% (Cost $682,884,716)		854,676,756
Other assets and liabilities (net)—(10.3)%		(80,005,361)

Net Assets—100.0%		$774,671,395

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of December 31, 2021, the market value of securities loaned was $49,490,195 and the collateral received consisted of cash in the amount of $43,290,864 and non-cash collateral with a value of $7,508,111. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Non-income producing security.
(c)	Interest only security.
(d)	Variable or floating rate security. The stated rate represents the rate at December 31, 2021. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(e)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement date.
(f)	All or a portion of the security was pledged as collateral against open futures contracts. As of December 31, 2021, the market value of securities pledged was $160,988.
(g)	Represents investment of cash collateral received from securities on loan as of December 31, 2021.
(h)	The rate shown represents the annualized seven-day yield as of December 31, 2021.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2021, the market value of 144A securities was $59,159,602, which is 7.6% of net assets.

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Appreciation/ (Depreciation)
U.S. Treasury Ultra Long Bond Futures	03/22/22	37	USD	7,293,625	$122,243

Futures Contracts—Short
U.S. Treasury Note 10 Year Futures	03/22/22	(34)	USD	(4,435,938)	(49,263)
U.S. Treasury Note Ultra 10 Year Futures	03/22/22	(34)	USD	(4,978,875)	(93,420)

Net Unrealized Depreciation					$(20,440)

See accompanying notes to financial statements.

BHFTII-16

Brighthouse Funds Trust II

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2021

Glossary of Abbreviations

Currencies

(USD)—	United States Dollar

Index Abbreviations

(H15)—	U.S. Treasury Yield Curve Rate T-Note Constant Maturity Index
(LIBOR)—	London Interbank Offered Rate
(SOFR)—	Secured Overnight Financing Rate

Other Abbreviations

(ACES)—	Alternative Credit Enhancement Securities
(ADR)—	American Depositary Receipt
(CLO)—	Collateralized Loan Obligation
(CMO)—	Collateralized Mortgage Obligation
(DAC)—	Designated Activity Company
(REMIC)—	Real Estate Mortgage Investment Conduit

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2021:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$12,393,338	$—	$—	$12,393,338
Auto Components	5,672,838	—	—	5,672,838
Banks	44,369,693	—	—	44,369,693
Beverages	5,236,452	2,716,542	—	7,952,994
Biotechnology	2,701,300	—	—	2,701,300
Building Products	17,981,671	—	—	17,981,671
Capital Markets	47,881,115	—	—	47,881,115
Chemicals	13,043,081	—	—	13,043,081
Construction Materials	2,870,209	—	—	2,870,209
Distributors	4,361,300	—	—	4,361,300
Electric Utilities	18,512,250	—	—	18,512,250
Electrical Equipment	13,821,657	—	—	13,821,657
Electronic Equipment, Instruments & Components	950,938	—	—	950,938
Entertainment	2,245,729	—	—	2,245,729
Equity Real Estate Investment Trusts	2,486,088	—	—	2,486,088
Food & Staples Retailing	4,835,974	—	—	4,835,974
Food Products	8,763,101	4,477,268	—	13,240,369
Health Care Equipment & Supplies	15,855,196	—	—	15,855,196
Health Care Providers & Services	22,150,337	—	—	22,150,337
Hotels, Restaurants & Leisure	3,306,593	—	—	3,306,593
Household Products	5,210,294	—	—	5,210,294
Industrial Conglomerates	7,369,160	—	—	7,369,160
Insurance	25,310,317	—	—	25,310,317
Interactive Media & Services	4,145,664	—	—	4,145,664
IT Services	18,003,660	—	—	18,003,660
Life Sciences Tools & Services	6,870,756	—	—	6,870,756
Machinery	13,027,486	—	—	13,027,486

See accompanying notes to financial statements.

BHFTII-17

Brighthouse Funds Trust II

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2021

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Media	$15,099,329	$—	$—	$15,099,329
Metals & Mining	—	1,255,660	—	1,255,660
Oil, Gas & Consumable Fuels	12,274,732	—	—	12,274,732
Pharmaceuticals	23,817,991	4,997,890	—	28,815,881
Road & Rail	8,801,678	—	—	8,801,678
Semiconductors & Semiconductor Equipment	23,475,997	—	—	23,475,997
Software	21,428,197	—	—	21,428,197
Specialty Retail	5,154,009	—	—	5,154,009
Tobacco	7,457,595	—	—	7,457,595
Wireless Telecommunication Services	4,071,826	—	—	4,071,826
Total Common Stocks	450,957,551	13,447,360	—	464,404,911
Total U.S. Treasury & Government Agencies*	—	146,574,524	—	146,574,524
Total Corporate Bonds & Notes*	—	96,843,740	—	96,843,740
Total Asset-Backed Securities*	—	28,495,761	—	28,495,761
Total Mortgage-Backed Securities*	—	20,684,064	—	20,684,064
Preferred Stocks
Auto Components	2,024,990	—	—	2,024,990
Household Products	—	1,547,993	—	1,547,993
Technology Hardware, Storage & Peripherals	—	1,831,012	—	1,831,012
Total Preferred Stocks	2,024,990	3,379,005	—	5,403,995
Convertible Preferred Stocks
Health Care Equipment & Supplies	3,171,078	—	—	3,171,078
Wireless Telecommunication Services	—	1,671,464	—	1,671,464
Total Convertible Preferred Stocks	3,171,078	1,671,464	—	4,842,542
Total Municipals*	—	3,130,651	—	3,130,651
Total Short-Term Investment*	—	41,005,694	—	41,005,694
Securities Lending Reinvestments
Certificates of Deposit	—	1,099,932	—	1,099,932
Repurchase Agreements	—	29,190,942	—	29,190,942
Mutual Funds	13,000,000	—	—	13,000,000
Total Securities Lending Reinvestments	13,000,000	30,290,874	—	43,290,874
Total Investments	$469,153,619	$385,523,137	$—	$854,676,756

Collateral for Securities Loaned (Liability)	$—	$(43,290,864)	$—	$(43,290,864)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$122,243	$—	$—	$122,243
Futures Contracts (Unrealized Depreciation)	(142,683)	—	—	(142,683)
Total Futures Contracts	$(20,440)	$—	$—	$(20,440)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTII-18

Brighthouse Funds Trust II

MFS Total Return Portfolio

Statement of Assets and Liabilities

December 31, 2021

Assets
Investments at value (a) (b)	$854,676,756
Cash	55,868
Receivable for:
TBA securities sold	1,263,172
Fund shares sold	42,519
Dividends and interest	2,096,934
Variation margin on futures contracts	46,662
Prepaid expenses	2,279

Total Assets	858,184,190
Liabilities
Collateral for securities loaned	43,290,864
Payables for:
Investments purchased	419,248
TBA securities purchased	38,442,267
Fund shares redeemed	507,114
Accrued Expenses:
Management fees	349,947
Distribution and service fees	106,065
Deferred trustees’ fees	178,508
Other expenses	218,782

Total Liabilities	83,512,795

Net Assets	$774,671,395

Net Assets Consist of:
Paid in surplus	$529,008,142
Distributable earnings (Accumulated losses)	245,663,253

Net Assets	$774,671,395

Net Assets
Class A	$188,247,356
Class B	196,673,353
Class E	23,579,681
Class F	366,171,005
Capital Shares Outstanding*
Class A	1,011,461
Class B	1,076,737
Class E	127,653
Class F	1,991,264
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$186.11
Class B	182.66
Class E	184.72
Class F	183.89

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $682,884,716.
(b)	Includes securities loaned at value of $49,490,195.

Statement of Operations

Year Ended December 31, 2021

Investment Income
Dividends (a)	$9,365,025
Interest	6,563,021
Securities lending income	48,129
Other income	9,613

Total investment income	15,985,788
Expenses
Management fees	4,368,006
Administration fees	44,030
Custodian and accounting fees	168,349
Distribution and service fees—Class B	493,443
Distribution and service fees—Class E	35,247
Distribution and service fees—Class F	735,373
Audit and tax services	63,932
Legal	39,973
Trustees’ fees and expenses	51,036
Shareholder reporting	52,419
Insurance	5,392
Miscellaneous	14,290

Total expenses	6,071,490
Less management fee waiver	(221,810)

Net expenses	5,849,680

Net Investment Income	10,136,108

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on :
Investments	65,497,783
Futures contracts	8,341
Foreign currency transactions	734

Net realized gain (loss)	65,506,858

Net change in unrealized appreciation (depreciation) on:
Investments	25,600,350
Futures contracts	(20,440)
Foreign currency transactions	(15,521)

Net change in unrealized appreciation (depreciation)	25,564,389

Net realized and unrealized gain (loss)	91,071,247

Net Increase (Decrease) in Net Assets From Operations	$101,207,355

(a)	Net of foreign withholding taxes of $91,475.

See accompanying notes to financial statements.

BHFTII-19

Brighthouse Funds Trust II

MFS Total Return Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2021	Year Ended December 31, 2020
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$10,136,108	$12,796,488
Net realized gain (loss)	65,506,858	47,222,414
Net change in unrealized appreciation (depreciation)	25,564,389	3,957,378

Increase (decrease) in net assets from operations	101,207,355	63,976,280

From Distributions to Shareholders
Class A	(14,379,809)	(11,033,123)
Class B	(15,168,069)	(11,906,217)
Class E	(1,802,276)	(1,447,586)
Class F	(28,402,471)	(21,913,077)

Total distributions	(59,752,625)	(46,300,003)

Increase (decrease) in net assets from capital share transactions	(17,311,486)	(27,378,215)

Total increase (decrease) in net assets	24,143,244	(9,701,938)

Net Assets
Beginning of period	750,528,151	760,230,089

End of period	$774,671,395	$750,528,151

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2021		Year Ended December 31, 2020
	Shares	Value	Shares	Value
Class A
Sales	50,283	$9,364,727	41,048	$6,703,137
Reinvestments	80,936	14,379,809	71,518	11,033,123
Redemptions	(120,527)	(22,215,358)	(123,598)	(20,109,692)

Net increase (decrease)	10,692	$1,529,178	(11,032)	$(2,373,432)

Class B
Sales	53,964	$9,861,204	50,939	$7,966,506
Reinvestments	86,868	15,168,069	78,408	11,906,217
Redemptions	(178,505)	(32,329,539)	(185,771)	(29,810,209)

Net increase (decrease)	(37,673)	$(7,300,266)	(56,424)	$(9,937,486)

Class E
Sales	2,327	$428,064	9,429	$1,492,400
Reinvestments	10,212	1,802,276	9,441	1,447,586
Redemptions	(16,321)	(2,974,699)	(28,157)	(4,559,488)

Net increase (decrease)	(3,782)	$(744,359)	(9,287)	$(1,619,502)

Class F
Sales	172,614	$32,077,914	86,566	$14,072,140
Reinvestments	161,616	28,402,471	143,457	21,913,077
Redemptions	(389,261)	(71,276,424)	(305,647)	(49,433,012)

Net increase (decrease)	(55,031)	$(10,796,039)	(75,624)	$(13,447,795)

Increase (decrease) derived from capital shares transactions		$(17,311,486)		$(27,378,215)

See accompanying notes to financial statements.

BHFTII-20

Brighthouse Funds Trust II

MFS Total Return Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$176.57	$172.66	$153.14	$177.03	$170.50

Income (Loss) from Investment Operations
Net investment income (loss) (a)	2.70	3.23	3.67	3.68	3.55
Net realized and unrealized gain (loss)	21.69	11.99	26.62	(12.86)	16.87

Total income (loss) from investment operations	24.39	15.22	30.29	(9.18)	20.42

Less Distributions
Distributions from net investment income	(3.57)	(4.17)	(4.05)	(4.04)	(4.55)
Distributions from net realized capital gains	(11.28)	(7.14)	(6.72)	(10.67)	(9.34)

Total distributions	(14.85)	(11.31)	(10.77)	(14.71)	(13.89)

Net Asset Value, End of Period	$186.11	$176.57	$172.66	$153.14	$177.03

Total Return (%) (b)	14.22	9.76	20.37	(5.57)	12.44

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.62	0.64	0.63	0.62	0.61
Net ratio of expenses to average net assets (%) (c)	0.59	0.64	0.63	0.62	0.61
Ratio of net investment income (loss) to average net assets (%)	1.47	1.97	2.23	2.20	2.05
Portfolio turnover rate (%)	92 (d)	78 (d)	42 (d)	29 (d)	35 (d)
Net assets, end of period (in millions)	$188.2	$176.7	$174.7	$160.7	$184.8

	Class B
	Year Ended December 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$173.56	$169.83	$150.75	$174.48	$168.22

Income (Loss) from Investment Operations
Net investment income (loss) (a)	2.20	2.77	3.21	3.21	3.06
Net realized and unrealized gain (loss)	21.32	11.80	26.19	(12.66)	16.66

Total income (loss) from investment operations	23.52	14.57	29.40	(9.45)	19.72

Less Distributions
Distributions from net investment income	(3.14)	(3.70)	(3.60)	(3.61)	(4.12)
Distributions from net realized capital gains	(11.28)	(7.14)	(6.72)	(10.67)	(9.34)

Total distributions	(14.42)	(10.84)	(10.32)	(14.28)	(13.46)

Net Asset Value, End of Period	$182.66	$173.56	$169.83	$150.75	$174.48

Total Return (%) (b)	13.93	9.49	20.07	(5.81)	12.17

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.87	0.89	0.88	0.87	0.86
Net ratio of expenses to average net assets (%) (c)	0.84	0.89	0.88	0.87	0.86
Ratio of net investment income (loss) to average net assets (%)	1.22	1.73	1.98	1.95	1.79
Portfolio turnover rate (%)	92 (d)	78 (d)	42 (d)	29 (d)	35 (d)
Net assets, end of period (in millions)	$196.7	$193.4	$198.8	$207.9	$250.9

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-21

Brighthouse Funds Trust II

MFS Total Return Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$175.35	$171.52	$152.17	$175.98	$169.55

Income (Loss) from Investment Operations
Net investment income (loss) (a)	2.41	2.97	3.40	3.41	3.27
Net realized and unrealized gain (loss)	21.55	11.90	26.45	(12.78)	16.79

Total income (loss) from investment operations	23.96	14.87	29.85	(9.37)	20.06

Less Distributions
Distributions from net investment income	(3.31)	(3.90)	(3.78)	(3.77)	(4.29)
Distributions from net realized capital gains	(11.28)	(7.14)	(6.72)	(10.67)	(9.34)

Total distributions	(14.59)	(11.04)	(10.50)	(14.44)	(13.63)

Net Asset Value, End of Period	$184.72	$175.35	$171.52	$152.17	$175.98

Total Return (%) (b)	14.05	9.60	20.19	(5.72)	12.28

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.77	0.79	0.78	0.77	0.76
Net ratio of expenses to average net assets (%) (c)	0.74	0.79	0.78	0.77	0.76
Ratio of net investment income (loss) to average net assets (%)	1.32	1.83	2.08	2.05	1.90
Portfolio turnover rate (%)	92 (d)	78 (d)	42 (d)	29 (d)	35 (d)
Net assets, end of period (in millions)	$23.6	$23.0	$24.1	$22.5	$27.1

	Class F
	Year Ended December 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$174.64	$170.86	$151.61	$175.36	$168.99

Income (Loss) from Investment Operations
Net investment income (loss) (a)	2.31	2.87	3.31	3.31	3.17
Net realized and unrealized gain (loss)	21.45	11.86	26.34	(12.72)	16.73

Total income (loss) from investment operations	23.76	14.73	29.65	(9.41)	19.90

Less Distributions
Distributions from net investment income	(3.23)	(3.81)	(3.68)	(3.66)	(4.19)
Distributions from net realized capital gains	(11.28)	(7.14)	(6.72)	(10.68)	(9.34)

Total distributions	(14.51)	(10.95)	(10.40)	(14.34)	(13.53)

Net Asset Value, End of Period	$183.89	$174.64	$170.86	$151.61	$175.36

Total Return (%) (b)	13.99	9.54	20.13	(5.76)	12.22

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.82	0.84	0.83	0.82	0.81
Net ratio of expenses to average net assets (%) (c)	0.79	0.84	0.83	0.82	0.81
Ratio of net investment income (loss) to average net assets (%)	1.27	1.77	2.03	2.00	1.85
Portfolio turnover rate (%)	92 (d)	78 (d)	42 (d)	29 (d)	35 (d)
Net assets, end of period (in millions)	$366.2	$357.4	$362.6	$344.1	$422.6

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(d)	Includes mortgage dollar roll and TBA transactions; excluding these transactions the portfolio turnover rates would have been 29%, 40%, 29%, 28%, and 35% for the years ended December 31, 2021, 2020, 2019, 2018, and 2017, respectively.

See accompanying notes to financial statements.

BHFTII-22

Brighthouse Funds Trust II

MFS Total Return Portfolio

Notes to Financial Statements—December 31, 2021

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is MFS Total Return Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered and offers four classes of shares: Class A, B, E and F shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2021 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage- and asset-backed securities are generally valued based upon evaluated or composite bid quotations obtained from pricing services selected by the Adviser pursuant to the authorization of and subject to general oversight by the Board. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market

BHFTII-23

Brighthouse Funds Trust II

MFS Total Return Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Futures contracts that are traded on commodity exchanges are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

In December 2020, the Securities and Exchange Commission adopted Rule 2a-5, Good Faith Determinations of Fair Value, under the 1940 Act, which is intended to address valuation practices and the role of the board of directors with respect to the fair value of the investments of a registered investment company. Among other things, Rule 2a-5 will permit the Portfolio’s Board to designate the Portfolio’s primary investment adviser to perform the Portfolio’s fair value determinations, which will be subject to the Board’s oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the investment adviser’s fair value determinations. Compliance with Rule 2a-5 will not be required until September 2022. The Adviser continues to review Rule 2a-5 and its impact on the Adviser’s and the Portfolio’s valuation policies and related practices.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

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Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. Book-tax differences are primarily due to adjustments to prior period accumulated balances. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2021, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

Collateralized Obligations - The Portfolio may invest in collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), other collateralized debt obligations (“CDOs”), and other similarly structured securities. CDOs, CBOs and CLOs are types of asset-backed securities. A CBO is a trust that is backed by a diversified pool of high risk, below investment grade fixed-income securities. The collateral can be from many types of fixed-income securities such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities and emerging market debt. A CLO is a trust typically collateralized by a pool of loans that may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties.

For CDOs, CBOs and CLOs, the cash flow from the trust is split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is typically the “equity” or “first loss” tranche, which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Senior tranches are paid from the cash flows from the underlying assets before the junior tranches and equity tranches. Losses are first borne by the equity tranches, next by the junior tranches, and finally by the senior tranches. The risks of an investment in a CBO, CLO or other CDO depend largely on the quality and type of the collateral securities and the class of the instrument in which a Portfolio invests. If some debt instruments go into default and the cash collected by the CBO, CLO or CDO is insufficient to pay all of its investors, those in the lowest, most junior tranches suffer losses first. Since they are partially protected from defaults, senior tranches typically have higher ratings and lower potential yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, more senior tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO, CLO or other CDO securities as a class.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

Mortgage Dollar Rolls - The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells to-be-announced (“TBA”) mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. For the duration of the transaction, or roll period, the Portfolio

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foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.

Mortgage dollar roll transactions involve the risk that the market value of the securities that the Portfolio is required to repurchase or reacquire may be less than the agreed-upon repurchase price of those securities and that the investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation, and gain or loss that would have been realized on the securities transferred or sold, as applicable, as part of the treasury or mortgage dollar roll.

TBA Purchase and Forward Sale Commitments - The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to the settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. TBA forward sale commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions will occur beyond the customary settlement period. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s Custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2021, the Portfolio had direct investments in repurchase agreements with a gross value of $41,005,694. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $29,190,942. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2021.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day.

If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

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Income received by the Portfolio in securities lending transactions during the year ended December 31, 2021 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2021 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2021.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.

	Remaining Contractual Maturity of the Agreements As of December 31, 2021
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Common Stocks	$(30,743,110)	$—	$—	$—	$(30,743,110)
Corporate Bonds & Notes	(11,362,754)	—	—	—	(11,362,754)
U.S. Treasury & Government Agencies	(1,185,000)	—	—	—	(1,185,000)
Total Borrowings	$(43,290,864)	$—	$—	$—	$(43,290,864)
Gross amount of recognized liabilities for securities lending transactions					$(43,290,864)

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2021 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized appreciation on futures contracts (a)	$122,243	Unrealized depreciation on futures contracts (a)	$142,683

(a)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

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The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2021:

Statement of Operations Location-Net Realized Gain (Loss)	Interest Rate
Futures contracts	$8,341

Statement of Operations Location-Net Change in Unrealized Appreciation (Depreciation)	Interest Rate
Futures contracts	$(20,440)

For the year ended December 31, 2021, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Futures contracts long	$6,454,688
Futures contracts short	(9,428,359)

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 outbreak. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

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Master Securities Forward Transaction Agreements (“MSFTA”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as TBA securities and delayed-delivery or secured borrowings transactions by and between the Portfolio and select counterparties. The MSFTA maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission, or the applicable regulator. In a cleared derivative transaction, the Portfolio’s counterparty is a clearinghouse rather than a bank or broker. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro-rata basis across all the clearing broker’s customers, potentially resulting in losses to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. In 2017, the UK Financial Conduct Authority (FCA) announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Various financial industry groups have been planning for the transition away from LIBOR and markets are developing in response to these new rates, but there are concerns around liquidity of the new rates and obstacles to converting certain securities and transactions to new rates. Neither the effect of the transition process nor its ultimate success can yet be known. The transition process might, among other things, lead to increased volatility and illiquidity in markets for instruments whose terms include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of related transactions such as hedges, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Portfolio and may adversely affect the Portfolio’s performance or net asset value.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, including mortgage dollar roll and TBA transactions but excluding short-term securities, for the year ended December 31, 2021 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$578,057,510	$122,612,693	$565,277,867	$197,921,045

Purchases and sales of mortgage dollar rolls and TBA transactions for the year ended December 31, 2021 were as follows:

Purchases	Sales
$487,815,355	$476,796,551

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6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2021	% per annum	Average Daily Net Assets
$4,368,006	0.600%	Of the first $250 million
	0.550%	Of the next $500 million
	0.500%	On amounts in excess of $750 million

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Massachusetts Financial Services Company (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 30, 2021 to April 30, 2022, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.070%	$200 million to $250 million
0.020%	$250 million to $500 million
0.050%	$500 million to $1 billion
0.075%	$1 billion to $1.25 billion
0.025%	$1.25 billion to $1.5 billion
(0.025)%	$1.5 billion to $3.84 billion

An identical agreement was in place for the period January 1, 2021 to April 30, 2021. Amounts waived for the year ended December 31, 2021 are shown as a management fee waiver in the Statement of Operations.

During year ended December 31, 2021, the Subadviser voluntarily reimbursed the Portfolio for certain trading costs. This reimbursement amount of $9,613 is reflected as Other income in the Statement of Operations and had no impact on total return.

Certain officers and trustees of the Trust may also be officers of the Advisers; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2021 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee.

BHFTII-30

Brighthouse Funds Trust II

MFS Total Return Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2021 was as follows:

Cost basis of investments	$685,044,653

Gross unrealized appreciation	174,775,677
Gross unrealized (depreciation)	(5,143,574)

Net unrealized appreciation (depreciation)	$169,632,103

The tax character of distributions paid for the years ended December 31, 2021 and 2020 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2021	2020	2021	2020	2021	2020
$14,256,393	$16,270,252	$45,496,232	$30,029,751	$59,752,625	$46,300,003

As of December 31, 2021, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$11,649,100	$64,556,576	$169,636,086	$—	$245,841,762

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2021, the Portfolio had no accumulated capital losses.

9. Recent Accounting Pronouncement

In January 2021, the FASB issued Accounting Standards Update No. 2021-01 (“ASU 2021-01”), “Reference Rate Reform (Topic 848)”. ASU 2021-01 is an update of ASU 2020-04, which is in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, as regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The ASU 2021-01 update clarifies that certain optional expedients and exceptions in Topic 848 for contract modifications and hedge accounting apply to derivatives that are affected by the discounting transition. The amendments in this update are effective through December 31, 2022, for all entities. The expedients and exceptions provided by the amendments do not apply to contract modifications and hedging relationships entered into or evaluated after December 31, 2022, except for hedging transactions as of December 31, 2022, that an entity has elected certain optional expedients for and that are retained through the end of the hedging relationship. Management is currently evaluating the impact of the optional guidance on the Portfolio’s financial statements and disclosures.

BHFTII-31

Brighthouse Funds Trust II

MFS Total Return Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust II and Shareholders of the MFS Total Return Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the MFS Total Return Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust II), as of December 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the MFS Total Return Portfolio as of December 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2022

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTII-32

Brighthouse Funds Trust II

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, 125 High Street, Suite 732, Boston, Massachusetts 02110. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present); until 2016, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	74	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	74	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield and Merel, Ltd.	74	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	74	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Mid-Con Energy Partners, LP (energy);** Trustee, SharesPost 100 Fund (closed-end fund).** Until 2020, Director, Gainsco, Inc. (auto insurance).**

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	74	Trustee, HSBC Funds.**

BHFTII-33

Brighthouse Funds Trust II

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor).	74	Director and Chairman of the Board of Directors, First Eagle Alternative Capital BDC, Inc.;** Director, First Eagle Credit Opportunities Fund;** Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	Private Investor; Until 2020, President, True North Board Governance, LLC (consulting).	74	Until 2020, Lead Independent Trustee, BMT Investment Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2021-present); formerly Senior Vice President, Brighthouse Investment Advisers, LLC (2017-2021).

Dina Lee (1970)	Secretary, of Trust I and Trust II	From December 2021 (Trust I and Trust II) to present	Executive Vice President, Chief Legal Officer, Brighthouse Investment Advisers, LLC (2021-present); formerly, Associate General Counsel, Neuberger Berman Investment Advisers LLC (2017-2021).

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2013-present); Head of Funds Compliance, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017).

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., an affiliate of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 29 BHF II Portfolios

BHFTII-34

Brighthouse Funds Trust II

MFS Total Return Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 30-December 1, 2021 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2022 through December 31, 2022.

The Board met with personnel of the Adviser on October 20-21, 2021 (the “October Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the October Meeting and the November Meeting are referred to collectively as, the “Meetings”). The Independent Trustees were advised by independent legal counsel throughout year, including during the contract renewal process, and met with independent legal counsel in executive sessions outside of the presence of management.

In considering the continuation of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of assisting the Board in the renewal process, along with various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled Board meetings. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process. The Board also reviewed information with respect to the effect of the ongoing COVID-19 pandemic on the operations of the Adviser and Sub-Advisers, and considered the Adviser’s assessments of the Sub-Advisers’ services and operations during the pandemic.

In considering the continuation of the Agreements, the Board also reviewed, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the October Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of the Sub-Advisory Agreements.

In approving the continuation of each Agreement, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs

BHFTII-35

Brighthouse Funds Trust II

MFS Total Return Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

and personnel, trading practices, compliance programs and personnel, risk management, and liquidity risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct regular and periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Board regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered, based on the information provided, each Sub-Adviser’s current level of staffing, business continuity plan and information security program, including in light of the ongoing COVID-19 pandemic and the work-from-home environment. The Board also considered the Sub-Adviser’s compensation program for its personnel and its overall resources. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background, and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, actions taken in response to regulatory developments, including SEC rulemaking, and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser had been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). The Board considered that Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver

BHFTII-36

Brighthouse Funds Trust II

MFS Total Return Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *  *  *

MFS Total Return Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Massachusetts Financial Services Company regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe and the average of its Morningstar Category for the five-year period ended June 30, 2021 and outperformed the median of its Performance Universe and the average of its Morningstar Category for the one- and three-year periods ended June 30, 2021. The Board further considered that the Portfolio underperformed its blended benchmark, the S&P 500 Index (60%) and Bloomberg U.S. Aggregate Bond Index (40%), for the three- and five-year periods ended October 31, 2021 and outperformed its benchmark for the one-year period ended October 31, 2021.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-l fees) were below the Expense Group median. The Board considered that the Portfolio’s actual management fees were above the Expense Universe median and equal to the Sub-advised Expense Universe median. The Board further considered that the Portfolio’s total expenses (exclusive of 12b-l fees) were below the Expense Universe median and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTII-37

Brighthouse Funds Trust II

MFS Value Portfolio

Managed by Massachusetts Financial Services Company

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2021, the Class A, B, D, and E shares of the MFS Value Portfolio returned 25.54%, 25.30%, 25.42%, and 25.40%, respectively. The Portfolio’s benchmark, the Russell 1000 Value Index¹, returned 25.16%.

MARKET ENVIRONMENT/CONDITIONS

Over the past year, the global economy was buffeted by an array of crosscurrents as it adjusted to the ebbs and flows of the COVID-19 pandemic. Among the supportive currents were ample fiscal stimulus, loose monetary policy and the rollout of several highly effective COVID-19 vaccines. Negative currents included the rapid spread of several COVID-19 variants, widespread global production bottlenecks and a surge in inflation. After experiencing a burst of exceptionally strong economic activity as the global economy began to reopen, activity became more muted in the second half of the period, amid ongoing supply chain disruptions and a new wave of COVID-19 infections, albeit a seemingly milder strain.

Amid rising inflation, markets anticipated a transition from an exceptionally accommodative environment to a more mixed monetary landscape ahead. Indeed, several central banks in emerging markets have already tightened policy and the U.S. Federal Reserve (the “Fed”) reduced the pace of its asset purchases in November and again in December. However, the European Central Bank, the Bank of Japan and the People’s Bank of China are generally expected to maintain accommodative policies. Sovereign bond yields moved modestly higher during the period amid higher inflation and on expectations of a tighter Fed but remained historically low.

A harsher Chinese regulatory environment toward industries such as online gaming, food delivery and education increased market volatility as has stress in China’s highly leveraged property development sector. Trade relations between the U.S. and China remained quite strained despite a change in presidential administrations in the U.S.

Signs of excess investor enthusiasm continued to be seen in pockets of the market such as “meme stocks” (stocks popular with retail investors through social media) popular with users of online message boards, cryptocurrencies and heavy retail participation in the market for short-dated options.

PORTFOLIO REVIEW/PERIOD END POSITIONING

The Portfolio outperformed its benchmark, the Russell 1000 Value Index, during the 12 month period ended December 31, 2021. An underweight position in the Communication Services sector contributed to relative performance. Within this sector, not owning diversified entertainment company Walt Disney and telecommunication services provider AT&T, and the Portfolio’s underweight position in telecommunications services provider Verizon Communications, aided relative results.

Stock selection in the Industrials, Information Technology (“IT”), Consumer Staples and Consumer Discretionary sectors also boosted relative returns. Within the Industrials sector, overweight positions in building controls and systems supplier, Johnson Controls, and consumer credit reporting agency, Equifax, supported relative performance. Within the IT sector, an overweight position in IT servicing firm Accenture, helped relative returns. There were no individual stocks within the Consumer Staples sector that were among the Portfolio’s largest relative contributors during the period. Within the Consumer Discretionary sector, holdings of home improvement retailer Lowe’s Companies bolstered relative results.

Stocks in other sectors that aided relative performance included overweight positions in securities exchange services provider NASDAQ, consultancy firm Marsh & McLennan Companies, and risk management and human capital consulting services provider Aon.

A combination of an overweight position and stock selection in the Health Care sector detracted from relative performance. Here, the Portfolio’s overweight position in medical device maker Medtronic, and not owning shares of health insurance and Medicare/Medicaid provider UnitedHealth Group, weighed on relative returns.

An underweight position in both the Real Estate and Energy sectors also weakened relative performance. There were no individual stocks within the Real Estate sector that were among the Portfolio’s largest relative detractors during the period. Within the Energy sector, not owning integrated oil and gas company Exxon Mobil weakened relative returns.

Elsewhere, overweight positions in cable services provider Comcast, diversified technology and manufacturing company Honeywell International, global provider of banking and payment technologies Fidelity National Information Services, and diversified financial services firm Citigroup, dampened relative performance. Additionally, not owning technology company Alphabet, and financial services firm, Bank of America, further hindered relative returns.

The Portfolio’s cash and/or cash equivalents position during the period was also a detractor from relative performance. Under normal market conditions, the Portfolio strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose as measured by the Portfolio’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

Over the trailing 12 months, the Portfolio’s exposure to the Financials, Consumer Discretionary, and Industrials sectors increased. In contrast, the Portfolio’s weighting in IT, Communication Services, and Health Care decreased. At the end of the period, relative to the Russell 1000 Value Index, the Portfolio was overweight Industrials,

BHFTII-1

Brighthouse Funds Trust II

MFS Value Portfolio

Managed by Massachusetts Financial Services Company

Portfolio Manager Commentary*—(Continued)

Financials, and Utilities and underweight Real Estate, Communication Services, and Consumer Discretionary stocks.

Nevin Chitkara

Katherine Cannan

Portfolio Managers

Massachusetts Financial Services Company

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Russell 1000 Value Index is an unmanaged measure of the largest capitalized U.S. domiciled companies with a less than average growth orientation. Companies in this Index generally have a low price-to-book and price-to-earnings ratio, higher dividend yields and lower forecasted growth values.

BHFTII-2

Brighthouse Funds Trust II

MFS Value Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 1000 VALUE INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2021

	1 Year	5 Year	10 Year	Since Inception[1]
MFS Value Portfolio
Class A	25.54	12.51	13.70	—
Class B	25.30	12.22	13.42	—
Class D	25.42	12.39	—	12.09
Class E	25.40	12.34	13.53	—
Russell 1000 Value Index	25.16	11.17	12.96	—

1 Inception dates of the Class A, Class B, Class D and Class E shares are 7/20/98, 4/28/08, 4/26/13 and 4/28/08, respectively.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2021

Top Holdings

% of Net Assets
JPMorgan Chase & Co.	4.2
Johnson & Johnson	3.4
Accenture plc- Class A	2.9
Aon plc- Class A	2.7
Comcast Corp.- Class A	2.6
Texas Instruments, Inc.	2.4
Honeywell International, Inc.	2.3
Marsh & McLennan Cos., Inc.	2.2
Thermo Fisher Scientific, Inc.	2.2
Chubb, Ltd.	2.2

Top Sectors

% of Net Assets
Financials	27.6
Health Care	18.9
Industrials	18.4
Information Technology	9.0
Consumer Staples	7.1
Utilities	6.3
Materials	4.4
Communication Services	2.9
Consumer Discretionary	2.6
Energy	2.0

BHFTII-3

Brighthouse Funds Trust II

MFS Value Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2021 through December 31, 2021.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MFS Value Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period** July 1, 2021 to December 31, 2021
Class A (a)	Actual	0.57%	$1,000.00	$1,093.20	$3.01
	Hypothetical*	0.57%	$1,000.00	$1,022.33	$2.91

Class B (a)	Actual	0.82%	$1,000.00	$1,092.30	$4.32
	Hypothetical*	0.82%	$1,000.00	$1,021.07	$4.18

Class D (a)	Actual	0.67%	$1,000.00	$1,093.10	$3.53
	Hypothetical*	0.67%	$1,000.00	$1,021.83	$3.41

Class E (a)	Actual	0.72%	$1,000.00	$1,092.80	$3.80
	Hypothetical*	0.72%	$1,000.00	$1,021.58	$3.67

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTII-4

Brighthouse Funds Trust II

MFS Value Portfolio

Schedule of Investments as of December 31, 2021

Common Stocks—99.6% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—3.6%
Lockheed Martin Corp.	78,555	$27,919,233
Northrop Grumman Corp.	194,922	75,448,458
Raytheon Technologies Corp. (a)	313,596	26,988,072

		130,355,763

Banks—9.0%
Citigroup, Inc.	956,151	57,741,959
JPMorgan Chase & Co.	945,421	149,707,415
PNC Financial Services Group, Inc. (The)	226,956	45,509,217
Truist Financial Corp. (a)	464,705	27,208,478
U.S. Bancorp	724,282	40,682,920

		320,849,989

Beverages—2.7%
Diageo plc	1,039,340	56,657,454
PepsiCo, Inc.	229,874	39,931,412

		96,588,866

Building Products—3.7%
Johnson Controls International plc (a)	692,631	56,317,826
Masco Corp. (a)	427,471	30,017,014
Trane Technologies plc	219,406	44,326,594

		130,661,434

Capital Markets—7.2%
BlackRock, Inc. (a)	58,439	53,504,411
Goldman Sachs Group, Inc. (The) (a)	111,057	42,484,855
KKR & Co., Inc.	293,587	21,872,232
Moody’s Corp. (a)	45,451	17,752,252
Morgan Stanley	611,676	60,042,116
Nasdaq, Inc.	291,549	61,228,205

		256,884,071

Chemicals—4.4%
DuPont de Nemours, Inc. (a)	463,140	37,412,449
International Flavors & Fragrances, Inc.	86,421	13,019,324
PPG Industries, Inc.	361,335	62,308,607
Sherwin-Williams Co. (The)	131,785	46,409,406

		159,149,786

Consumer Finance—1.5%
American Express Co.	328,524	53,746,526

Electric Utilities—4.8%
American Electric Power Co., Inc.	275,673	24,526,627
Duke Energy Corp.	694,350	72,837,315
Southern Co. (The)	859,356	58,934,634
Xcel Energy, Inc.	241,738	16,365,663

		172,664,239

Electrical Equipment—1.7%
Eaton Corp. plc	357,722	61,821,516

Equity Real Estate Investment Trusts—0.5%
Public Storage	44,336	16,606,492

Food Products—2.1%
Archer-Daniels-Midland Co.	195,833	13,236,352
Nestle S.A.	437,681	61,184,230

		74,420,582

Health Care Equipment & Supplies—4.6%
Abbott Laboratories	452,903	63,741,568
Boston Scientific Corp. (b)	764,359	32,469,971
Medtronic plc	668,020	69,106,669

		165,318,208

Health Care Providers & Services—3.0%
Cigna Corp.	304,558	69,935,654
McKesson Corp. (a)	154,139	38,314,331

		108,249,985

Hotels, Restaurants & Leisure—0.7%
Marriott International, Inc. - Class A (a)(b)	162,296	26,817,791

Household Products—2.1%
Colgate-Palmolive Co.	302,598	25,823,713
Kimberly-Clark Corp. (a)	212,243	30,333,770
Reckitt Benckiser Group plc	208,937	17,924,191

		74,081,674

Industrial Conglomerates—2.3%
Honeywell International, Inc.	386,425	80,573,477

Insurance—10.0%
Aon plc - Class A (a)	315,854	94,933,078
Chubb, Ltd.	401,907	77,692,642
Marsh & McLennan Cos., Inc. (a)	462,391	80,372,804
Progressive Corp. (The) (a)	597,111	61,293,444
Travelers Cos., Inc. (The)	276,485	43,250,549

		357,542,517

IT Services—4.2%
Accenture plc - Class A (a)	248,311	102,937,325
Fidelity National Information Services, Inc.	267,930	29,244,560
Fiserv, Inc. (a)(b)	187,736	19,485,119

		151,667,004

Life Sciences Tools & Services—4.0%
Danaher Corp.	188,950	62,166,440
Thermo Fisher Scientific, Inc.	119,113	79,476,958

		141,643,398

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

MFS Value Portfolio

Schedule of Investments as of December 31, 2021

Common Stocks—(Continued)

Security Description	Shares	Value

Machinery—3.4%
Illinois Tool Works, Inc. (a)	249,683	$61,621,764
Otis Worldwide Corp. (a)	134,102	11,676,261
PACCAR, Inc.	146,835	12,959,657
Stanley Black & Decker, Inc.	193,756	36,546,257

		122,803,939

Media — 2.9%
Charter Communications, Inc. - Class A (a)(b)	16,972	11,065,235
Comcast Corp. - Class A	1,855,658	93,395,267

		104,460,502

Multi-Utilities — 1.5%
Dominion Energy, Inc. (a)	665,308	52,266,597

Oil, Gas & Consumable Fuels — 2.0%
ConocoPhillips	459,133	33,140,220
EOG Resources, Inc. (a)	241,131	21,419,667
Pioneer Natural Resources Co. (a)	101,792	18,513,929

		73,073,816

Pharmaceuticals — 7.3%
Johnson & Johnson	709,706	121,409,405
Merck & Co., Inc.	658,481	50,465,984
Pfizer, Inc.	1,294,638	76,448,374
Roche Holding AG	30,034	12,450,155

		260,773,918

Professional Services — 1.2%
Equifax, Inc.	151,513	44,361,491

Road & Rail — 2.5%
Canadian National Railway Co.	171,525	21,073,561
Union Pacific Corp.	267,277	67,335,095

		88,408,656

Semiconductors & Semiconductor Equipment — 4.7%
Analog Devices, Inc.	151,792	26,680,480
Intel Corp.	482,405	24,843,857
NXP Semiconductors NV	142,042	32,354,327
Texas Instruments, Inc.	453,336	85,440,236

		169,318,900

Specialty Retail — 1.8%
Lowe’s Cos., Inc.	250,477	64,743,295

Tobacco — 0.2%
Philip Morris International, Inc.	79,618	7,563,710

Total Common Stocks (Cost $2,109,286,220)		3,567,418,142

Short-Term Investment — 0.5%
Security Description	Principal Amount*	Value

Repurchase Agreement — 0.5%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/21 at 0.000%, due on 01/03/22 with a maturity value of $15,826,656; collateralized by U.S. Treasury Note at 2.875%, maturing 08/15/28, with a market value of $16,143,285.	15,826,656	$15,826,656

Total Short-Term Investments (Cost $15,826,656)		15,826,656

Securities Lending Reinvestments(c) — 4.8%

Certificates of Deposit — 0.8%
Bank of Montreal 0.300%, 06/02/22	7,000,000	7,000,441
Cooperatieve Rabobank UA 0.170%, 03/18/22	2,000,000	1,999,860
Goldman Sachs Bank USA 0.170%, 02/04/22	4,000,000	4,000,140
Mizuho Bank, Ltd. 0.160%, 03/25/22	5,000,000	4,999,450
MUFG Bank Ltd. 0.150%, 01/11/22	4,000,000	4,000,060
National Australia Bank, Ltd. 0.160%, 03/02/22	3,000,000	2,999,850
Natixis S.A. (New York) 0.330%, 06/09/22	1,000,000	1,000,160
Oversea-Chinese Banking Corp., Ltd.
Zero Coupon, 04/14/22	600,000	599,592
Sumitomo Mitsui Trust Bank, Ltd.
Zero Coupon, 02/10/22	1,000,000	999,830
Zero Coupon, 03/21/22	2,000,000	1,999,080

		29,598,463

Commercial Paper — 0.2%
Antalis S.A. 0.230%, 03/01/22	3,000,000	2,998,707
Macquarie Bank Ltd. 0.270%, 03/07/22	2,000,000	1,998,992
UBS AG 0.240%, 03/30/22	2,000,000	1,998,070

		6,995,769

Repurchase Agreements — 3.1%
Barclays Bank plc Repurchase Agreement dated 12/31/21 at 0.350%, due on 02/04/22 with a maturity value of $4,001,361; collateralized by various Common Stock with an aggregate market value of $4,445,400.	4,000,000	4,000,000
Barclays Capital, Inc. Repurchase Agreement dated 12/31/21 at 0.010%, due on 01/03/22 with a maturity value of $7,467,075; collateralized by U.S. Treasury Obligations at 0.000%, maturity dates ranging from 02/15/22—11/15/51, and an aggregate market value of $7,616,410.	7,467,068	7,467,068

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

MFS Value Portfolio

Schedule of Investments as of December 31, 2021

Securities Lending Reinvestments(c)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements —(Continued)
BofA Securities, Inc. Repurchase Agreement dated 12/31/21 at 0.190%, due on 01/04/22 with a maturity value of $4,000,084; collateralized by U.S. Treasury Obligations with rates ranging from 0.125%—4.500%, maturity dates ranging from 02/15/22—02/15/45, and various Common Stock with an aggregate market value of $4,125,364.	4,000,000	$4,000,000
Citigroup Global Markets, Inc. Repurchase Agreement dated 12/31/21 at 0.420%, due on 02/04/22 with a maturity value of $6,002,450; collateralized by U.S. Treasury Obligations at 0.125%, maturing 10/15/25, and various Common Stock with an aggregate market value of $6,588,828.	6,000,000	6,000,000
Repurchase Agreement dated 12/31/21 at 0.420%, due on 02/04/22 with a maturity value of $10,504,288; collateralized by various Common Stock with an aggregate market value of $11,550,000.	10,500,000	10,500,000
Deutsche Bank AG, London Repurchase Agreement dated 12/31/21 at 0.150%, due on 01/03/22 with a maturity value of $1,200,015; collateralized by Foreign Obligations with rates ranging from 0.375%—1.875%, maturity dates ranging from 04/14/22—11/16/23, and an aggregate market value of $1,224,020.	1,200,000	1,200,000
ING Financial Markets LLC Repurchase Agreement dated 12/31/21 at 0.030%, due on 01/03/22 with a maturity value of $15,000,038; collateralized by U.S. Government Agency Obligations with rates ranging from 0.110%—4.300%, maturity dates ranging from 01/05/22—02/15/61, and an aggregate market value of $15,300,026.	15,000,000	15,000,000
National Bank of Canada Repurchase Agreement dated 12/31/21 at 0.070%, due on 01/07/22 with a maturity value of $10,400,142; collateralized by U.S. Treasury Obligations with rates ranging from 0.000%—5.250%, maturity dates ranging from 01/31/22—11/15/51, and an aggregate market value of $10,612,505.	10,400,000	10,400,000
Repurchase Agreement dated 12/31/21 at 0.200%, due on 01/07/22 with a maturity value of $13,000,506; collateralized by various Common Stock with an aggregate market value of $14,447,181.	13,000,000	13,000,000
Natwest Market Securities, Inc. Repurchase Agreement dated 12/31/21 at 0.050%, due on 01/03/22 with a maturity value of $10,000,042; collateralized by U.S. Treasury Obligations with rates ranging from 0.750%—2.875%, maturity dates ranging from 11/15/22—10/31/28, and an aggregate market value of $10,200,045.	10,000,000	10,000,000
NBC Global Finance, Ltd. Repurchase Agreement dated 12/31/21 at 0.190%, due on 01/03/22 with a maturity value of $13,100,207; collateralized by U.S. Treasury Obligations with rates ranging from 0.125%—5.000%, maturity dates ranging from 04/30/22—02/15/49, and various Common Stock with an aggregate market value of $14,552,484.	13,100,000	13,100,000
Repurchase Agreement dated 12/31/21 at 0.235%, due on 01/07/22 with a maturity value of $700,032; collateralized by U.S. Treasury Obligations with rates ranging from 0.125%—5.000%, maturity dates ranging from 04/30/22—02/15/49, and various Common Stock with an aggregate market value of $777,614.	700,000	700,000
Societe Generale Repurchase Agreement dated 12/31/21 at 0.170%, due on 01/03/22 with a maturity value of $10,000,142; collateralized by various Common Stock with an aggregate market value of $11,111,391.	10,000,000	10,000,000
TD Prime Services LLC Repurchase Agreement dated 12/31/21 at 0.140%, due on 01/03/22 with a maturity value of $6,000,070; collateralized by various Common Stock with an aggregate market value of $6,632,188.	6,000,000	6,000,000

		111,367,068

Time Deposit — 0.1%
National Bank of Canada 0.120%, OBFR + 0.050%, 01/07/22 (d)	5,000,000	5,000,000

Mutual Funds — 0.6%
Allspring Government Money Market Fund, Select Class 0.030% (e)	10,300,000	10,300,000
Goldman Sachs Financial Square Government Fund, Institutional Shares 0.020% (e)	9,700,000	9,700,000

		20,000,000

Total Securities Lending Reinvestments (Cost $172,962,717)		172,961,300

Total Investments— 104.9% (Cost $2,298,075,593)		3,756,206,098
Other assets and liabilities (net) — (4.9)%		(175,812,405)

Net Assets — 100.0%		$3,580,393,693

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of December 31, 2021, the market value of securities loaned was $169,633,523 and the collateral received consisted of cash in the amount of $172,957,341. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(b)	Non-income producing security.
(c)	Represents investment of cash collateral received from securities on loan as of December 31, 2021.
(d)	Variable or floating rate security. The stated rate represents the rate at December 31, 2021. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(e)	The rate shown represents the annualized seven-day yield as of December 31, 2021.

Glossary of Abbreviations
Index Abbreviations

(OBFR)—	U.S. Overnight Bank Funding Rate

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

MFS Value Portfolio

Schedule of Investments as of December 31, 2021

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2021:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$130,355,763	$—	$—	$130,355,763
Banks	320,849,989	—	—	320,849,989
Beverages	39,931,412	56,657,454	—	96,588,866
Building Products	130,661,434	—	—	130,661,434
Capital Markets	256,884,071	—	—	256,884,071
Chemicals	159,149,786	—	—	159,149,786
Consumer Finance	53,746,526	—	—	53,746,526
Electric Utilities	172,664,239	—	—	172,664,239
Electrical Equipment	61,821,516	—	—	61,821,516
Equity Real Estate Investment Trusts	16,606,492	—	—	16,606,492
Food Products	13,236,352	61,184,230	—	74,420,582
Health Care Equipment & Supplies	165,318,208	—	—	165,318,208
Health Care Providers & Services	108,249,985	—	—	108,249,985
Hotels, Restaurants & Leisure	26,817,791	—	—	26,817,791
Household Products	56,157,483	17,924,191	—	74,081,674
Industrial Conglomerates	80,573,477	—	—	80,573,477
Insurance	357,542,517	—	—	357,542,517
IT Services	151,667,004	—	—	151,667,004
Life Sciences Tools & Services	141,643,398	—	—	141,643,398
Machinery	122,803,939	—	—	122,803,939
Media	104,460,502	—	—	104,460,502
Multi-Utilities	52,266,597	—	—	52,266,597
Oil, Gas & Consumable Fuels	73,073,816	—	—	73,073,816
Pharmaceuticals	248,323,763	12,450,155	—	260,773,918
Professional Services	44,361,491	—	—	44,361,491
Road & Rail	88,408,656	—	—	88,408,656
Semiconductors & Semiconductor Equipment	169,318,900	—	—	169,318,900
Specialty Retail	64,743,295	—	—	64,743,295
Tobacco	7,563,710	—	—	7,563,710
Total Common Stocks	3,419,202,112	148,216,030	—	3,567,418,142
Total Short-Term Investment*	—	15,826,656	—	15,826,656
Securities Lending Reinvestments
Certificates of Deposit	—	29,598,463	—	29,598,463
Commercial Paper	—	6,995,769	—	6,995,769
Repurchase Agreements	—	111,367,068	—	111,367,068
Time Deposit	—	5,000,000	—	5,000,000
Mutual Funds	20,000,000	—	—	20,000,000
Total Securities Lending Reinvestments	20,000,000	152,961,300	—	172,961,300
Total Investments	$3,439,202,112	$317,003,986	$—	$3,756,206,098

Collateral for Securities Loaned (Liability)	$—	$(172,957,341)	$—	$(172,957,341)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

MFS Value Portfolio

Statement of Assets and Liabilities

December 31, 2021

Assets
Investments at value (a)(b)	$3,756,206,098
Cash	214,073
Receivable for:
Fund shares sold	207,308
Dividends	4,264,450
Prepaid expenses	10,537

Total Assets	3,760,902,466

Liabilities
Collateral for securities loaned	172,957,341
Payables for:
Fund shares redeemed	4,968,891
Accrued Expenses:
Management fees	1,649,252
Distribution and service fees	234,171
Deferred trustees’ fees	320,556
Other expenses	378,562

Total Liabilities	180,508,773

Net Assets	$3,580,393,693

Net Assets Consist of:
Paid in surplus	$1,634,532,189
Distributable earnings (Accumulated losses)	1,945,861,504

Net Assets	$3,580,393,693

Net Assets
Class A	$2,396,806,784
Class B	1,030,711,447
Class D	12,747,556
Class E	140,127,906
Capital Shares Outstanding*
Class A	125,335,311
Class B	54,799,888
Class D	669,726
Class E	7,390,997
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$19.12
Class B	18.81
Class D	19.03
Class E	18.96

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $2,298,075,593.
(b)	Includes securities loaned at value of $169,633,523.

Statement of Operations

Year Ended December 31, 2021

Investment Income
Dividends (a)	$72,943,725
Interest	10,611
Securities lending income	183,577
Other income	37,932

Total investment income	73,175,845

Expenses
Management fees	22,055,416
Administration fees	128,256
Custodian and accounting fees	213,246
Distribution and service fees—Class B	2,520,408
Distribution and service fees—Class D	12,428
Distribution and service fees—Class E	205,921
Audit and tax services	44,902
Legal	39,973
Trustees’ fees and expenses	51,036
Shareholder reporting	115,264
Insurance	24,393
Miscellaneous	26,239

Total expenses	25,437,482
Less management fee waiver	(2,315,711)

Net expenses	23,121,771

Net Investment Income	50,054,074

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on :
Investments	436,760,871
Foreign currency transactions	2,451

Net realized gain (loss)	436,763,322

Net change in unrealized appreciation (depreciation) on:
Investments	337,000,608
Foreign currency transactions	(68,794)

Net change in unrealized appreciation (depreciation)	336,931,814

Net realized and unrealized gain (loss)	773,695,136

Net Increase (Decrease) in Net Assets From Operations	$823,749,210

(a)	Net of foreign withholding taxes of $385,694.

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

MFS Value Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2021	Year Ended December 31, 2020
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$50,054,074	$53,829,069
Net realized gain (loss)	436,763,322	35,796,124
Net change in unrealized appreciation (depreciation)	336,931,814	37,368,583

Increase (decrease) in net assets from operations	823,749,210	126,993,776

From Distributions to Shareholders
Class A	(61,368,047)	(176,241,702)
Class B	(24,087,437)	(70,127,776)
Class D	(313,027)	(871,536)
Class E	(3,405,328)	(9,511,357)

Total distributions	(89,173,839)	(256,752,371)

Increase (decrease) in net assets from capital share transactions	(635,833,018)	116,936,706

Total increase (decrease) in net assets	98,742,353	(12,821,889)

Net Assets
Beginning of period	3,481,651,340	3,494,473,229

End of period	$3,580,393,693	$3,481,651,340

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2021		Year Ended December 31, 2020
	Shares	Value	Shares	Value
Class A
Sales	2,518,734	$44,175,049	3,943,014	$54,898,119
Reinvestments	3,512,767	61,368,047	13,361,767	176,241,702
Redemptions	(33,861,929)	(605,384,887)	(10,108,359)	(146,494,829)

Net increase (decrease)	(27,830,428)	$(499,841,791)	7,196,422	$84,644,992

Class B
Sales	2,973,949	$51,063,665	5,539,855	$74,739,336
Reinvestments	1,400,432	24,087,437	5,394,444	70,127,776
Redemptions	(11,186,137)	(194,130,608)	(7,885,755)	(113,299,455)

Net increase (decrease)	(6,811,756)	$(118,979,506)	3,048,544	$31,567,657

Class D
Sales	162,401	$2,907,729	30,366	$434,877
Reinvestments	18,000	313,027	66,327	871,536
Redemptions	(250,959)	(4,469,236)	(123,730)	(1,794,366)

Net increase (decrease)	(70,558)	$(1,248,480)	(27,037)	$(487,953)

Class E
Sales	780,186	$13,680,459	827,971	$11,519,683
Reinvestments	196,499	3,405,328	726,612	9,511,357
Redemptions	(1,877,776)	(32,849,028)	(1,404,243)	(19,819,030)

Net increase (decrease)	(901,091)	$(15,763,241)	150,340	$1,212,010

Increase (decrease) derived from capital shares transactions		$(635,833,018)		$116,936,706

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

MFS Value Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$15.63	$16.44	$13.81	$16.63	$15.31

Income (Loss) from Investment Operations
Net investment income (loss)(a)	0.26	0.26	0.29	0.30	0.27
Net realized and unrealized gain (loss)	3.69	0.17	3.71	(1.87)	2.38

Total income (loss) from investment operations	3.95	0.43	4.00	(1.57)	2.65

Less Distributions
Distributions from net investment income	(0.28)	(0.30)	(0.31)	(0.24)	(0.34)
Distributions from net realized capital gains	(0.18)	(0.94)	(1.06)	(1.01)	(0.99)

Total distributions	(0.46)	(1.24)	(1.37)	(1.25)	(1.33)

Net Asset Value, End of Period	$19.12	$15.63	$16.44	$13.81	$16.63

Total Return (%)(b)	25.54	3.96	30.13	(10.05)	18.00

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.63	0.64	0.63	0.66	0.72
Net ratio of expenses to average net assets (%)(c)	0.57	0.58	0.57	0.57	0.58
Ratio of net investment income (loss) to average net assets (%)	1.47	1.79	1.86	1.89	1.70
Portfolio turnover rate (%)	8	13	12	7	13
Net assets, end of period (in millions)	$2,396.8	$2,393.8	$2,400.3	$2,144.8	$2,462.2

	Class B
	Year Ended December 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$15.38	$16.20	$13.62	$16.41	$15.14

Income (Loss) from Investment Operations
Net investment income (loss)(a)	0.21	0.22	0.24	0.25	0.23
Net realized and unrealized gain (loss)	3.64	0.16	3.67	(1.83)	2.33

Total income (loss) from investment operations	3.85	0.38	3.91	(1.58)	2.56

Less Distributions
Distributions from net investment income	(0.24)	(0.26)	(0.27)	(0.20)	(0.30)
Distributions from net realized capital gains	(0.18)	(0.94)	(1.06)	(1.01)	(0.99)

Total distributions	(0.42)	(1.20)	(1.33)	(1.21)	(1.29)

Net Asset Value, End of Period	$18.81	$15.38	$16.20	$13.62	$16.41

Total Return (%)(b)	25.30	3.66	29.85	(10.24)	17.58

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.88	0.89	0.88	0.91	0.97
Net ratio of expenses to average net assets (%)(c)	0.82	0.83	0.82	0.82	0.83
Ratio of net investment income (loss) to average net assets (%)	1.22	1.54	1.61	1.65	1.45
Portfolio turnover rate (%)	8	13	12	7	13
Net assets, end of period (in millions)	$1,030.7	$947.8	$948.8	$840.0	$837.6

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

MFS Value Portfolio

Financial Highlights

Selected per share data

	Class D
	Year Ended December 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$15.56	$16.37	$13.76	$16.56	$15.26

Income (Loss) from Investment Operations
Net investment income (loss)(a)	0.24	0.24	0.27	0.28	0.25
Net realized and unrealized gain (loss)	3.67	0.17	3.69	(1.84)	2.36

Total income (loss) from investment operations	3.91	0.41	3.96	(1.56)	2.61

Less Distributions
Distributions from net investment income	(0.26)	(0.28)	(0.29)	(0.23)	(0.32)
Distributions from net realized capital gains	(0.18)	(0.94)	(1.06)	(1.01)	(0.99)

Total distributions	(0.44)	(1.22)	(1.35)	(1.24)	(1.31)

Net Asset Value, End of Period	$19.03	$15.56	$16.37	$13.76	$16.56

Total Return (%)(b)	25.42	3.85	29.96	(10.06)	17.81

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.73	0.74	0.73	0.76	0.82
Net ratio of expenses to average net assets (%)(c)	0.67	0.68	0.67	0.67	0.68
Ratio of net investment income (loss) to average net assets (%)	1.37	1.69	1.76	1.78	1.60
Portfolio turnover rate (%)	8	13	12	7	13
Net assets, end of period (in millions)	$12.7	$11.5	$12.6	$11.0	$15.0

	Class E
	Year Ended December 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$15.50	$16.32	$13.71	$16.52	$15.22

Income (Loss) from Investment Operations
Net investment income (loss)(a)	0.23	0.23	0.26	0.27	0.24
Net realized and unrealized gain (loss)	3.66	0.16	3.70	(1.85)	2.36

Total income (loss) from investment operations	3.89	0.39	3.96	(1.58)	2.60

Less Distributions
Distributions from net investment income	(0.25)	(0.27)	(0.29)	(0.22)	(0.31)
Distributions from net realized capital gains	(0.18)	(0.94)	(1.06)	(1.01)	(0.99)

Total distributions	(0.43)	(1.21)	(1.35)	(1.23)	(1.30)

Net Asset Value, End of Period	$18.96	$15.50	$16.32	$13.71	$16.52

Total Return (%)(b)	25.40	3.75	30.00	(10.20)	17.80

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.78	0.79	0.78	0.81	0.87
Net ratio of expenses to average net assets (%)(c)	0.72	0.73	0.72	0.73	0.73
Ratio of net investment income (loss) to average net assets (%)	1.32	1.64	1.71	1.77	1.55
Portfolio turnover rate (%)	8	13	12	7	13
Net assets, end of period (in millions)	$140.1	$128.5	$132.8	$115.7	$68.6

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

MFS Value Portfolio

Notes to Financial Statements—December 31, 2021

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is MFS Value Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered and offers four classes of shares: Class A, B, D and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2021 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit

BHFTII-13

Brighthouse Funds Trust II

MFS Value Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

In December 2020, the Securities and Exchange Commission adopted Rule 2a-5, Good Faith Determinations of Fair Value, under the 1940 Act, which is intended to address valuation practices and the role of the board of directors with respect to the fair value of the investments of a registered investment company. Among other things, Rule 2a-5 will permit the Portfolio’s Board to designate the Portfolio’s primary investment adviser to perform the Portfolio’s fair value determinations, which will be subject to the Board’s oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the investment adviser’s fair value determinations. Compliance with Rule 2a-5 will not be required until September 2022. The Adviser continues to review Rule 2a-5 and its impact on the Adviser’s and the Portfolio’s valuation policies and related practices.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

BHFTII-14

Brighthouse Funds Trust II

MFS Value Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2021, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2021, the Portfolio had direct investments in repurchase agreements with a gross value of $15,826,656. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $111,367,068. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2021.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2021 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2021 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2021.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

BHFTII-15

Brighthouse Funds Trust II

MFS Value Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2021. For all securities on loan, the remaining contractual maturity of the agreements is overnight and continuous.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 outbreak. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. In 2017, the UK Financial Conduct Authority (FCA) announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Various financial industry groups have been planning for the transition away from LIBOR and markets are developing in response to these new rates, but there are concerns around liquidity of the new rates and obstacles to converting certain securities and transactions to new rates. Neither the effect of the transition process nor its ultimate success can yet be known. The transition process might, among other things, lead to increased volatility and illiquidity in markets for instruments whose terms include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of related transactions

BHFTII-16

Brighthouse Funds Trust II

MFS Value Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

such as hedges, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Portfolio and may adversely affect the Portfolio’s performance or net asset value.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2021 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$298,645,354	$0	$956,800,329

The Portfolio engaged in security transactions with other accounts managed by Massachusetts Financial Services Company, the subadviser to the Portfolio, that amounted to $2,744,346 in purchases and $3,728,512 in sales of investments, which are included above, and resulted in net realized gains of $2,207,740.

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, the Adviser receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2021	% per annum	Average Daily Net Assets
$22,055,416	0.700%	First $250 million
	0.650%	Of the next $500 million
	0.600%	On amounts in excess of $750 million

The Adviser has entered into an investment subadvisory agreement with respect to managing the Portfolio. Massachusetts Financial Services Company (the “Subadviser”) is compensated by the Adviser to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 30, 2021 to April 30, 2022, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.050%	First $200 million
0.075%	$200 million to $250 million
0.025%	$250 million to $750 million
(0.025)%	$750 million to $1.5 billion
0.100%	$1.5 billion to $3 billion
0.125%	Over $3 billion

An identical agreement was in place for the period April 30, 2020 to April 30, 2021. Amounts waived for the year ended December 31, 2021 are shown as a management fee waiver in the Statement of Operations.

During the year ended December 31, 2021, the Subadviser voluntarily reimbursed the Portfolio for certain trading costs. This reimbursement amount of $37,932 is reflected as Other income in the Statement of Operations and had no impact on total return.

BHFTII-17

Brighthouse Funds Trust II

MFS Value Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees – The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2021 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2021 was as follows:

Cost basis of investments	$2,297,186,032

Gross unrealized appreciation	1,464,017,885
Gross unrealized (depreciation)	(4,997,820)

Net unrealized appreciation (depreciation)	$1,459,020,065

The tax character of distributions paid for the years ended December 31, 2021 and 2020 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2021	2020	2021	2020	2021	2020
$52,877,640	$61,846,319	$36,296,199	$194,906,052	$89,173,839	$256,752,371

BHFTII-18

Brighthouse Funds Trust II

MFS Value Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

As of December 31, 2021, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$55,991,145	$431,137,532	$1,459,053,382	$—	$1,946,182,059

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2021, the Portfolio had no accumulated capital losses.

8. Recent Accounting Pronouncement

In January 2021, the FASB issued Accounting Standards Update No. 2021-01 (“ASU 2021-01”), “Reference Rate Reform (Topic 848)”. ASU 2021-01 is an update of ASU 2020-04, which is in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, as regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The ASU 2021-01 update clarifies that certain optional expedients and exceptions in Topic 848 for contract modifications and hedge accounting apply to derivatives that are affected by the discounting transition. The amendments in this update are effective through December 31, 2022, for all entities. The expedients and exceptions provided by the amendments do not apply to contract modifications and hedging relationships entered into or evaluated after December 31, 2022, except for hedging transactions as of December 31, 2022, that an entity has elected certain optional expedients for and that are retained through the end of the hedging relationship. Management is currently evaluating the impact of the optional guidance on the Portfolio’s financial statements and disclosures.

BHFTII-19

Brighthouse Funds Trust II

MFS Value Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust II and Shareholders of the MFS Value Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the MFS Value Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust II), as of December 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the MFS Value Portfolio as of December 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2022

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTII-20

Brighthouse Funds Trust II

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, 125 High Street, Suite 732, Boston, Massachusetts 02110. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present); until 2016, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	74	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	74	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield and Merel, Ltd.	74	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	74	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Mid-Con Energy Partners, LP (energy);** Trustee, SharesPost 100 Fund (closed-end fund).** Until 2020, Director, Gainsco, Inc. (auto insurance).**

BHFTII-21

Brighthouse Funds Trust II

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	74	Trustee, HSBC Funds.**

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor).	74	Director and Chairman of the Board of Directors, First Eagle Alternative Capital BDC, Inc.;** Director, First Eagle Credit Opportunities Fund;** Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	Private Investor; Until 2020, President, True North Board Governance, LLC (consulting).	74	Until 2020, Lead Independent Trustee, BMT Investment Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2021-present); formerly Senior Vice President, Brighthouse Investment Advisers, LLC (2017-2021).

Dina Lee (1970)	Secretary, of Trust I and Trust II	From December 2021 (Trust I and Trust II) to present	Executive Vice President, Chief Legal Officer, Brighthouse Investment Advisers, LLC (2021-present); formerly, Associate General Counsel, Neuberger Berman Investment Advisers LLC (2017-2021).

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2013-present); Head of Funds Compliance, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017).

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., an affiliate of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 29 BHF II Portfolios.

BHFTII-22

Brighthouse Funds Trust II

MFS Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 30-December 1, 2021 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2022 through December 31, 2022.

The Board met with personnel of the Adviser on October 20-21, 2021 (the “October Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the October Meeting and the November Meeting are referred to collectively as, the “Meetings”). The Independent Trustees were advised by independent legal counsel throughout year, including during the contract renewal process, and met with independent legal counsel in executive sessions outside of the presence of management.

In considering the continuation of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of assisting the Board in the renewal process, along with various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled Board meetings. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process. The Board also reviewed information with respect to the effect of the ongoing COVID-19 pandemic on the operations of the Adviser and Sub-Advisers, and considered the Adviser’s assessments of the Sub-Advisers’ services and operations during the pandemic.

In considering the continuation of the Agreements, the Board also reviewed, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the October Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of the Sub-Advisory Agreements.

In approving the continuation of each Agreement, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the

BHFTII-23

Brighthouse Funds Trust II

MFS Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs and personnel, trading practices, compliance programs and personnel, risk management, and liquidity risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct regular and periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Board regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered, based on the information provided, each Sub-Adviser’s current level of staffing, business continuity plan and information security program, including in light of the ongoing COVID-19 pandemic and the work-from-home environment. The Board also considered the Sub-Adviser’s compensation program for its personnel and its overall resources. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background, and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, actions taken in response to regulatory developments, including SEC rulemaking, and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser had been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). The Board considered that Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver

BHFTII-24

Brighthouse Funds Trust II

MFS Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *  *  *

MFS Value Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Massachusetts Financial Services Company regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe and the average of its Morningstar Category for the one- and five-year periods ended June 30, 2021 and outperformed the median of its Performance Universe and the average of its Morningstar Category for three-year period ended June 30, 2021. The Board further considered that the Portfolio outperformed its benchmark, the Russell 1000 Value Index, for the three- and five-year periods ended October 31, 2021 and underperformed its benchmark for the one-year period ended October 31, 2021. The Board took into account management’s discussion of the Portfolio’s performance, including with respect to prevailing market conditions. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-l fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were above the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board took into account that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTII-25

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Managed By Neuberger Berman Investment Advisers LLC

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2021, the Class A, B, and E shares of the Neuberger Berman Genesis Portfolio returned 18.41%, 18.12%, and 18.21%, respectively. The Portfolio’s benchmark, the Russell 2000 Value Index¹, returned 28.27%.

MARKET ENVIRONMENT / CONDITIONS

The small-cap market posted a strong absolute return but, overall, lagged its large-cap counterpart during the year. Driving the market higher were corporate profits that largely exceeded expectations, a resilient economy, additional fiscal support, and overall solid demand. These factors offset concerns over the spread of the COVID-19 Delta and Omicron variants, elevated inflation and indications that the U.S. Federal Reserve (the “Fed”) was poised to begin raising interest rates earlier than previously anticipated. All told, the large cap S&P 500 Index gained 28.71% in 2021, and the small-cap Russell 2000 Index was up 14.82%. Within the small-cap universe, the more cyclically exposed Russell 2000 Value Index significantly outperformed the Russell 2000 Growth Index, up 28.27% and 2.84%, respectively, over the 12-month period. The performance difference between these two small cap indices was the second widest in history. For much of the year, the most cyclical (highest beta) companies with the most leverage in the Russell 2000 Value Index outperformed.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio posted a strong absolute return but underperformed the Russell 2000 Value Index during the reporting period. Historically, the Portfolio tends to underperform in a strong up market brought about by an economic recovery from a cyclical trough and/or speculation. The Portfolio generated positive absolute returns in eight of the nine sectors in which it is invested but lagged the Index on a relative basis in all but one sector, which is indicative of a cyclical, low quality rally. Against this backdrop, stock selection drove the Portfolio’s underperformance, with holdings in the Industrials, Financials and Consumer Staples sectors being the largest detractors from relative results. Within Industrials, the Portfolio’s “Steady Eddie” commercial services & supplies industry holdings detracted from relative returns. Within Financials, capital markets industry positions were the largest drags on performance.

Within Consumer Staples, less cyclical investments lagged. Portfolio holdings faced significant and accelerated input cost inflation that weighed on margins and came in advance of offsetting price increases that these companies have begun implementing in response. This pressure was further exacerbated by tough year-over-year comparisons as these companies were COVID-19 beneficiaries and delivered exceptional performance in 2020.

Several individual holdings detracted from the Portfolio’s absolute performance, including Haemonetics Corp., Emergent BioSolutions, Inc. and MarketAxess Holdings, Inc. Haemonetics is a leading supplier of blood management systems and consumables used in collecting and processing blood into its components. The stock underperformed, driven by the impact to blood center volumes from COVID-19 variants and government stimulus, a significant customer loss, and the potential for increased competition in the second quarter of 2021. This was partially offset by improved profitability of Cardiva, a company acquired by Haemonetics during the year. Emergent BioSolutions is a pure-play specialty life science manufacturer of niche products for unmet public health needs, including the sole manufacturer of Food and Drug Administration-licensed anthrax and small-pox vaccine, as well as several other drugs. The stock underperformed due to manufacturing shortcomings at Emergent BioSolutions’ Bayview Facility that was producing Johnson & Johnson COVID-19 vaccines, along with the loss of a government contract reserving production capability at the facility. During the fourth quarter, we exited the position to fund higher conviction ideas across the Portfolio. MarketAxess operates the dominant electronic trading platform for institutional corporate bond trading. The company is a beneficiary of growing e-trading adoption, with the broadest network of dealer and buyside clients, which is difficult to replicate. In addition, the company has strong organic growth and share gains, high incremental operating margins, low capital intensity and a net cash balance sheet. The stock underperformed in 2021, following strong absolute and relative performance in 2020, as it experienced difficult comparisons versus the prior year.

Examples of individual stocks that contributed to the Portfolio’s absolute performance during the reporting period were Pool Corp., Bio-Techne Corp. and West Pharmaceutical Services, Inc. Pool Corp. is the leading wholesale distributor of swimming pool supplies in the U.S. The company has scale-related advantages (45% market share, more than 10 times the number two player) that lead to better and more efficient customer service. This, in turn, drives industry-leading growth, margins, and returns. The stock has performed well during the year, as the company has delivered strong results, driven by impressive revenue and earnings growth despite difficult year-over-year comparisons. Bio-Techne is a leading producer of proteins and antibodies used in medical research. It enjoys high barriers of entry due to the purity and consistency of its products, scale benefits, and the considerable breadth of offerings. The stock performed on the back of solid earnings results, highlighted by strong organic topline growth partially aided by the COVID-19 pandemic. West Pharmaceutical Services is the dominant supplier of drug containment devices used for injectable drugs by pharmaceutical and biopharmaceutical companies. The stock performed well, driven by solid earnings results, highlighted by strong organic topline growth partially aided by the COVID-19 pandemic.

Sector allocation, overall, also detracted from relative performance. Having no exposure to the Energy sector and an overweight to the software industry were the largest headwinds for results. Conversely, not owning Utilities, an overweight to the semiconductors industry, and an underweight to the biotechnology industry were additive for returns.

BHFTII-1

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Managed By Neuberger Berman Investment Advisers LLC

Portfolio Manager Commentary*—(Continued)

In terms of Portfolio changes, we made a number of adjustments on the margin throughout the reporting period. While the Portfolio’s sector allocations are driven by stock selection, at the end of the reporting period its largest overweight allocations versus the Index were Information Technology and Health Care. In contrast, the Portfolio’s largest sector underweights relative to the Index were Financials and Real Estate.

Judith M. Vale,

Robert W. D’Alelio

Brett S. Reiner

Gregory G. Spiegel

Portfolio Managers

Neuberger Berman Investment Advisers LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Russell 2000 Value Index is an unmanaged measure of performance of those Russell 2000 companies that have lower price-to-book ratios and lower forecasted growth values.

BHFTII-2

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 2000 VALUE INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2021

	1 Year	5 Year	10 Year
Neuberger Berman Genesis Portfolio
Class A	18.41	15.71	14.21
Class B	18.12	15.42	13.92
Class E	18.21	15.54	14.04
Russell 2000 Value Index	28.27	9.07	12.03

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

BHFTII-3

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2021

Top Holdings

% of Net Assets
Pool Corp.	3.5
Bio-Techne Corp.	2.8
West Pharmaceutical Services, Inc.	2.6
Manhattan Associates, Inc.	2.1
Fox Factory Holding Corp.	2.1
CMC Materials, Inc.	2.1
Lattice Semiconductor Corp.	2.0
Aspen Technology, Inc.	1.9
Exponent, Inc.	1.8
Novanta, Inc.	1.8

Top Sectors

% of Net Assets
Information Technology	26.9
Industrials	21.0
Consumer Discretionary	13.8
Financials	12.9
Health Care	12.5
Materials	3.8
Consumer Staples	3.4
Communication Services	3.4
Real Estate	1.5

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2021 through December 31, 2021.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Neuberger Berman Genesis Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period** July 1, 2021 to December 31, 2021
Class A (a)	Actual	0.83%	$1,000.00	$1,091.60	$4.38
	Hypothetical*	0.83%	$1,000.00	$1,021.02	$4.23

Class B (a)	Actual	1.08%	$1,000.00	$1,090.00	$5.69
	Hypothetical*	1.08%	$1,000.00	$1,019.76	$5.50

Class E (a)	Actual	0.98%	$1,000.00	$1,090.80	$5.16
	Hypothetical*	0.98%	$1,000.00	$1,020.27	$4.99

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTII-4

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Schedule of Investments as of December 31, 2021

Common Stocks — 99.2% of Net Assets

Security Description	Shares	Value

Air Freight & Logistics—0.8%
Forward Air Corp.	84,099	$10,183,548

Airlines—0.6%
Allegiant Travel Co. (a)	40,728	7,617,765

Auto Components—3.7%
Fox Factory Holding Corp. (a)	149,679	25,460,398
LCI Industries	84,810	13,219,335
XPEL, Inc. (a)	92,601	6,322,796

		45,002,529

Banks—9.3%
Bank of Hawaii Corp.	162,679	13,625,993
BOK Financial Corp.	95,461	10,070,181
Columbia Banking System, Inc.	174,480	5,708,986
Community Bank System, Inc.	166,305	12,386,396
Cullen/Frost Bankers, Inc.	98,460	12,412,852
CVB Financial Corp.	356,124	7,624,615
First Financial Bankshares, Inc.	272,964	13,877,490
First Hawaiian, Inc.	203,461	5,560,589
Glacier Bancorp, Inc.	232,969	13,209,342
Lakeland Financial Corp.	94,399	7,565,136
Prosperity Bancshares, Inc.	115,543	8,353,759
Stock Yards Bancorp, Inc.	37,551	2,398,758

		112,794,097

Biotechnology—0.4%
Abcam plc (a)	210,059	4,927,486

Building Products—1.8%
AAON, Inc.	185,238	14,713,454
CSW Industrials, Inc.	58,957	7,125,543

		21,838,997

Capital Markets—2.2%
Artisan Partners Asset Management, Inc. - Class A	81,861	3,899,858
Hamilton Lane, Inc. - Class A	50,607	5,243,897
Houlihan Lokey, Inc.	72,699	7,525,801
MarketAxess Holdings, Inc.	23,738	9,762,727

		26,432,283

Chemicals—1.5%
Chase Corp.	54,045	5,380,720
Quaker Chemical Corp.	57,705	13,317,160

		18,697,880

Commercial Services & Supplies—4.9%
Driven Brands Holdings, Inc. (a)	249,216	8,378,642
IAA, Inc. (a)	214,837	10,875,049
MSA Safety, Inc.	94,238	14,226,169
Rollins, Inc.	274,164	9,379,150
Tetra Tech, Inc.	95,756	16,259,369

		59,118,379

Communications Equipment—1.0%
NetScout Systems, Inc. (a)	351,479	$11,626,925

Construction & Engineering—1.1%
Valmont Industries, Inc.	54,608	13,679,304

Construction Materials—1.3%
Eagle Materials, Inc.	93,970	15,642,246

Containers & Packaging—0.9%
AptarGroup, Inc.	83,244	10,195,725
UFP Technologies, Inc. (a)	15,878	1,115,588

		11,311,313

Distributors—3.5%
Pool Corp.	75,822	42,915,252

Diversified Consumer Services—0.8%
Bright Horizons Family Solutions, Inc. (a)	73,484	9,250,166

Electronic Equipment, Instruments & Components—6.2%
Cognex Corp.	141,997	11,041,687
Littelfuse, Inc.	57,525	18,101,967
National Instruments Corp.	97,792	4,270,577
Novanta, Inc. (a)	124,411	21,937,391
Rogers Corp. (a)	27,328	7,460,544
Zebra Technologies Corp. - Class A (a)	21,165	12,597,408

		75,409,574

Food & Staples Retailing—0.5%
Grocery Outlet Holding Corp. (a)	218,130	6,168,716

Food Products—1.0%
Lancaster Colony Corp.	51,884	8,591,991
UTZ Brands, Inc.	200,693	3,201,053

		11,793,044

Health Care Equipment & Supplies—5.8%
Atrion Corp.	13,874	9,779,783
Haemonetics Corp. (a)	199,945	10,605,083
IDEXX Laboratories, Inc. (a)	17,025	11,210,281
Neogen Corp. (a)	160,600	7,292,846
West Pharmaceutical Services, Inc.	67,773	31,786,215

		70,674,208

Health Care Providers & Services—1.6%
Chemed Corp.	34,986	18,508,993
National Research Corp.	31,551	1,309,998

		19,818,991

Health Care Technology—0.9%
Certara, Inc. (a)	85,766	2,437,470
Definitive Healthcare Corp. (a)	105,300	2,877,849
Simulations Plus, Inc.	108,489	5,131,529

		10,446,848

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Schedule of Investments as of December 31, 2021

Common Stocks—(Continued)

Security Description	Shares	Value

Hotels, Restaurants & Leisure—0.8%
Texas Roadhouse, Inc.	109,209	$9,750,180

Household Products—2.0%
Church & Dwight Co., Inc.	108,373	11,108,232
WD-40 Co.	51,842	12,682,627

		23,790,859

Insurance—1.4%
AMERISAFE, Inc.	92,301	4,968,563
RLI Corp.	105,770	11,856,817

		16,825,380

IT Services—1.3%
Computer Services, Inc.	103,038	5,481,622
Jack Henry & Associates, Inc.	61,066	10,197,411

		15,679,033

Leisure Products—1.0%
Hayward Holdings, Inc. (a)	465,165	12,201,278

Life Sciences Tools & Services—3.7%
Bio-Techne Corp.	66,349	34,324,992
ICON plc (a)	35,830	11,096,551

		45,421,543

Machinery—6.5%
Graco, Inc.	127,335	10,265,748
Kadant, Inc.	54,773	12,624,081
Lindsay Corp.	52,915	8,043,080
Nordson Corp.	45,496	11,613,764
Omega Flex, Inc.	20,729	2,631,546
RBC Bearings, Inc. (a)	90,575	18,293,433
Toro Co. (The)	147,830	14,769,695

		78,241,347

Media—3.4%
Cable One, Inc.	6,580	11,603,501
Nexstar Media Group, Inc. - Class A	123,423	18,634,404
TechTarget, Inc. (a)	115,001	11,000,996

		41,238,901

Professional Services—2.7%
Exponent, Inc.	189,941	22,171,813
FTI Consulting, Inc. (a)	72,255	11,085,362

		33,257,175

Real Estate Management & Development—1.5%
FirstService Corp.	94,761	18,617,694

Semiconductors & Semiconductor Equipment—7.0%
CMC Materials, Inc.	130,700	25,053,883
Lattice Semiconductor Corp. (a)	317,508	24,467,166
MKS Instruments, Inc.	79,071	13,771,796
Power Integrations, Inc.	230,292	21,391,824

		84,684,669

Software—11.5%
Altair Engineering, Inc. - Class A (a)	88,511	6,843,670
American Software, Inc. - Class A	195,927	5,127,409
Aspen Technology, Inc. (a)	150,385	22,888,597
Fair Isaac Corp. (a)	37,846	16,412,675
Manhattan Associates, Inc. (a)	165,871	25,791,282
Model N, Inc. (a)	215,485	6,471,014
Qualys, Inc. (a)	139,271	19,110,767
SPS Commerce, Inc. (a)	132,956	18,926,287
Tyler Technologies, Inc. (a)	26,787	14,410,067
Vertex, Inc. - Class A (a)	207,454	3,292,295

		139,274,063

Specialty Retail—4.0%
Asbury Automotive Group, Inc. (a)	78,780	13,607,669
Floor & Decor Holdings, Inc. - Class A (a)	105,148	13,670,292
Lithia Motors, Inc. - Class A	28,189	8,370,724
Petco Health & Wellness Co., Inc. (a)	198,680	3,931,877
Tractor Supply Co.	38,304	9,139,334

		48,719,896

Trading Companies & Distributors—2.6%
Richelieu Hardware, Ltd.	161,251	5,561,786
SiteOne Landscape Supply, Inc. (a)	44,647	10,817,075
Transcat, Inc. (a)	46,029	4,254,461
Watsco, Inc.	33,101	10,356,641

		30,989,963

Total Common Stocks (Cost $582,425,622)		1,204,041,532

Short-Term Investment—1.0%

Repurchase Agreement—1.0%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/21 at 0.000%, due on 01/03/22 with a maturity value of $12,174,051; collateralized by U.S. Treasury Note at 1.375%, maturing 12/31/28, with a market value of $12,417,554.	12,174,051	12,174,051

Total Short-Term Investments (Cost $12,174,051)		12,174,051

Total Investments—100.2% (Cost $594,599,673)		1,216,215,583
Other assets and liabilities (net)—(0.2)%		(1,964,831)

Net Assets—100.0%		$1,214,250,752

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Schedule of Investments as of December 31, 2021

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2021:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Air Freight & Logistics	$10,183,548	$—	$—	$10,183,548
Airlines	7,617,765	—	—	7,617,765
Auto Components	45,002,529	—	—	45,002,529
Banks	112,794,097	—	—	112,794,097
Biotechnology	—	4,927,486	—	4,927,486
Building Products	21,838,997	—	—	21,838,997
Capital Markets	26,432,283	—	—	26,432,283
Chemicals	18,697,880	—	—	18,697,880
Commercial Services & Supplies	59,118,379	—	—	59,118,379
Communications Equipment	11,626,925	—	—	11,626,925
Construction & Engineering	13,679,304	—	—	13,679,304
Construction Materials	15,642,246	—	—	15,642,246
Containers & Packaging	11,311,313	—	—	11,311,313
Distributors	42,915,252	—	—	42,915,252
Diversified Consumer Services	9,250,166	—	—	9,250,166
Electronic Equipment, Instruments & Components	75,409,574	—	—	75,409,574
Food & Staples Retailing	6,168,716	—	—	6,168,716
Food Products	11,793,044	—	—	11,793,044
Health Care Equipment & Supplies	38,887,993	—	—	38,887,993
Health Care Providers & Services	19,818,991	—	—	19,818,991
Health Care Technology	10,446,848	—	—	10,446,848
Hotels, Restaurants & Leisure	9,750,180	—	—	9,750,180
Household Products	23,790,859	—	—	23,790,859
Insurance	16,825,380	—	—	16,825,380
IT Services	15,679,033	—	—	15,679,033
Leisure Products	12,201,278	—	—	12,201,278
Life Sciences Tools & Services	77,207,757	—	—	77,207,757
Machinery	78,241,347	—	—	78,241,347
Media	41,238,901	—	—	41,238,901
Professional Services	33,257,175	—	—	33,257,175
Real Estate Management & Development	18,617,694	—	—	18,617,694
Semiconductors & Semiconductor Equipment	84,684,670	—	—	84,684,670
Software	139,274,063	—	—	139,274,063
Specialty Retail	48,719,896	—	—	48,719,896
Trading Companies & Distributors	25,428,177	5,561,786	—	30,989,963
Total Common Stocks	1,193,552,260	10,489,272	—	1,204,041,532
Total Short-Term Investment*	—	12,174,051	—	12,174,051
Total Investments	$1,193,552,260	$22,663,323	$—	$1,216,215,583

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Statement of Assets and Liabilities

December 31, 2021

Assets
Investments at value (a)	$1,216,215,583
Receivable for:
Investments sold	884,549
Fund shares sold	611,212
Dividends	464,092
Prepaid expenses	3,425

Total Assets	1,218,178,861
Liabilities
Payables for:
Investments purchased	556,548
Fund shares redeemed	2,082,777
Accrued Expenses:
Management fees	810,247
Distribution and service fees	85,321
Deferred trustees’ fees	203,129
Other expenses	190,087

Total Liabilities	3,928,109

Net Assets	$1,214,250,752

Net Assets Consist of:
Paid in surplus	$423,332,276
Distributable earnings (Accumulated losses)	790,918,476

Net Assets	$1,214,250,752

Net Assets
Class A	$767,132,935
Class B	356,022,463
Class E	91,095,354
Capital Shares Outstanding*
Class A	28,877,518
Class B	13,804,910
Class E	3,494,582
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$26.57
Class B	25.79
Class E	26.07

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $594,599,673.

Statement of Operations

Year Ended December 31, 2021

Investment Income
Dividends (a)	$9,582,678

Total investment income	9,582,678
Expenses
Management fees	9,802,989
Administration fees	50,884
Custodian and accounting fees	99,318
Distribution and service fees—Class B	884,971
Distribution and service fees—Class E	137,303
Audit and tax services	42,902
Legal	39,973
Trustees’ fees and expenses	51,036
Shareholder reporting	88,611
Insurance	8,274
Miscellaneous	15,128

Total expenses	11,221,389
Less management fee waiver	(125,000)
Less broker commission recapture	(21,086)

Net expenses	11,075,303

Net Investment Loss	(1,492,625)

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on :
Investments	170,029,065
Foreign currency transactions	(107)

Net realized gain (loss)	170,028,958

Net change in unrealized appreciation (depreciation) on:
Investments	34,415,396
Foreign currency transactions	(15)

Net change in unrealized appreciation (depreciation)	34,415,381

Net realized and unrealized gain (loss)	204,444,339

Net Increase (Decrease) in Net Assets From Operations	$202,951,714

(a)	Net of foreign withholding taxes of $17,572.

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2021	Year Ended December 31, 2020
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$(1,492,625)	$822,600
Net realized gain (loss)	170,028,958	77,185,435
Net change in unrealized appreciation (depreciation)	34,415,381	164,272,722

Increase (decrease) in net assets from operations	202,951,714	242,280,757

From Distributions to Shareholders
Class A	(48,870,401)	(46,871,431)
Class B	(23,004,374)	(22,037,084)
Class E	(5,891,827)	(5,631,424)

Total distributions	(77,766,602)	(74,539,939)

Increase (decrease) in net assets from capital share transactions	(86,583,331)	(59,301,460)

Total increase (decrease) in net assets	38,601,781	108,439,358

Net Assets
Beginning of period	1,175,648,971	1,067,209,613

End of period	$1,214,250,752	$1,175,648,971

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2021		Year Ended December 31, 2020
	Shares	Value	Shares	Value
Class A
Sales	600,604	$15,278,810	772,947	$14,164,468
Reinvestments	2,026,977	48,870,401	2,532,222	46,871,431
Redemptions	(4,551,362)	(116,420,903)	(4,833,401)	(98,400,255)

Net increase (decrease)	(1,923,781)	$(52,271,692)	(1,528,232)	$(37,364,356)

Class B
Sales	782,772	$19,395,958	946,225	$17,690,692
Reinvestments	981,834	23,004,374	1,220,215	22,037,084
Redemptions	(2,744,759)	(68,200,679)	(2,866,394)	(56,714,113)

Net increase (decrease)	(980,153)	$(25,800,347)	(699,954)	$(16,986,337)

Class E
Sales	42,253	$1,060,129	40,275	$734,558
Reinvestments	248,916	5,891,827	309,249	5,631,424
Redemptions	(616,551)	(15,463,248)	(567,957)	(11,316,749)

Net increase (decrease)	(325,382)	$(8,511,292)	(218,433)	$(4,950,767)

Increase (decrease) derived from capital shares transactions		$(86,583,331)		$(59,301,460)

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2021	2020	2019		2018	2017
Net Asset Value, Beginning of Period	$24.01	$20.75	$18.56		$22.65	$21.38

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.01)	0.03	0.05		0.06	0.08
Net realized and unrealized gain (loss)	4.26	4.74	5.19		(1.21)	3.11

Total income (loss) from investment operations	4.25	4.77	5.24		(1.15)	3.19

Less Distributions
Distributions from net investment income	(0.02)	(0.04)	(0.05)		(0.08)	(0.09)
Distributions from net realized capital gains	(1.67)	(1.47)	(3.00)		(2.86)	(1.83)

Total distributions	(1.69)	(1.51)	(3.05)		(2.94)	(1.92)

Net Asset Value, End of Period	$26.57	$24.01	$20.75		$18.56	$22.65

Total Return (%) (b)	18.41	25.11	29.68		(6.70)	15.75

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.84	0.86	0.87		0.86	0.85
Net ratio of expenses to average net assets (%) (c)	0.83	0.85	0.85		0.84	0.84
Ratio of net investment income (loss) to average net assets (%)	(0.04)	0.17	0.23		0.25	0.36
Portfolio turnover rate (%)	10	12	11		12	17
Net assets, end of period (in millions)	$767.1	$739.6	$670.9		$577.6	$770.2

	Class B
	Year Ended December 31,
	2021	2020	2019		2018	2017
Net Asset Value, Beginning of Period	$23.39	$20.27	$18.18		$22.25	$21.03

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.07)	(0.02)	(0.00	)(d)	0.00 (d)	0.02
Net realized and unrealized gain (loss)	4.14	4.61	5.09		(1.19)	3.07

Total income (loss) from investment operations	4.07	4.59	5.09		(1.19)	3.09

Less Distributions
Distributions from net investment income	0.00	0.00	0.00		(0.02)	(0.04)
Distributions from net realized capital gains	(1.67)	(1.47)	(3.00)		(2.86)	(1.83)

Total distributions	(1.67)	(1.47)	(3.00)		(2.88)	(1.87)

Net Asset Value, End of Period	$25.79	$23.39	$20.27		$18.18	$22.25

Total Return (%) (b)	18.12	24.76	29.41		(6.98)	15.49

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.09	1.11	1.12		1.11	1.10
Net ratio of expenses to average net assets (%) (c)	1.08	1.10	1.10		1.09	1.09
Ratio of net investment income (loss) to average net assets (%)	(0.29)	(0.08)	(0.02)		0.01	0.11
Portfolio turnover rate (%)	10	12	11		12	17
Net assets, end of period (in millions)	$356.0	$345.9	$313.9		$271.7	$339.9

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Financial Highlights

Selected per share data

	Class E
	Year Ended December 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$23.61	$20.42	$18.30	$22.38	$21.14

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.05)	0.00 (d)	0.02	0.02	0.04
Net realized and unrealized gain (loss)	4.18	4.67	5.12	(1.19)	3.09

Total income (loss) from investment operations	4.13	4.67	5.14	(1.17)	3.13

Less Distributions
Distributions from net investment income	0.00	(0.01)	(0.02)	(0.05)	(0.06)
Distributions from net realized capital gains	(1.67)	(1.47)	(3.00)	(2.86)	(1.83)

Total distributions	(1.67)	(1.48)	(3.02)	(2.91)	(1.89)

Net Asset Value, End of Period	$26.07	$23.61	$20.42	$18.30	$22.38

Total Return (%) (b)	18.21	24.96	29.49	(6.89)	15.61

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.99	1.01	1.02	1.01	1.00
Net ratio of expenses to average net assets (%) (c)	0.98	1.00	1.00	0.99	0.99
Ratio of net investment income (loss) to average net assets (%)	(0.19)	0.02	0.08	0.11	0.21
Portfolio turnover rate (%)	10	12	11	12	17
Net assets, end of period (in millions)	$91.1	$90.2	$82.5	$74.3	$93.5

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
(d)	Net investment income (loss) was less than $0.01.

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Notes to Financial Statements—December 31, 2021

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Neuberger Berman Genesis Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered and offers three classes of shares: Class A, B and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2021 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a

BHFTII-12

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

In December 2020, the Securities and Exchange Commission adopted Rule 2a-5, Good Faith Determinations of Fair Value, under the 1940 Act, which is intended to address valuation practices and the role of the board of directors with respect to the fair value of the investments of a registered investment company. Among other things, Rule 2a-5 will permit the Portfolio’s Board to designate the Portfolio’s primary investment adviser to perform the Portfolio’s fair value determinations, which will be subject to the Board’s oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the investment adviser’s fair value determinations. Compliance with Rule 2a-5 will not be required until September 2022. The Adviser continues to review Rule 2a-5 and its impact on the Adviser’s and the Portfolio’s valuation policies and related practices.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of

BHFTII-13

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. Book-tax differences are primarily due to net operating losses. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2021, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2021, the Portfolio had direct investments in repurchase agreements with a gross value of $12,174,051, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2021.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with Capital Institutional Services, Inc. (“CAPIS”). Under this arrangement, the Portfolio directs certain trades to CAPIS in return for a recapture credit. CAPIS issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 outbreak. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the

BHFTII-14

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. In 2017, the UK Financial Conduct Authority (FCA) announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Various financial industry groups have been planning for the transition away from LIBOR and markets are developing in response to these new rates, but there are concerns around liquidity of the new rates and obstacles to converting certain securities and transactions to new rates. Neither the effect of the transition process nor its ultimate success can yet be known. The transition process might, among other things, lead to increased volatility and illiquidity in markets for instruments whose terms include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of related transactions such as hedges, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Portfolio and may adversely affect the Portfolio’s performance or net asset value.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2021 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$113,444,507	$0	$279,634,940

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2021	% per annum	Average Daily Net Assets
$9,802,989	0.850%	Of the first $500 million
	0.800%	Of the next $500 million
	0.750%	On amounts in excess of $1 billion

BHFTII-15

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Neuberger Berman Management LLC is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 30, 2021 to April 30, 2022, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.025%	First $	500 million

An identical agreement was in place for the period April 30, 2020 to April 30, 2021. Amounts waived for the year ended December 31, 2021 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2021 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

BHFTII-16

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

7. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2021 was as follows:

Cost basis of investments	$594,850,760

Gross unrealized appreciation	637,247,542
Gross unrealized (depreciation)	(15,882,719)

Net unrealized appreciation (depreciation)	$621,364,823

The tax character of distributions paid for the years ended December 31, 2021 and 2020 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2021	2020	2021	2020	2021	2020
$476,893	$1,172,995	$77,289,709	$73,366,944	$77,766,602	$74,539,939

As of December 31, 2021, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$—	$169,756,782	$621,364,823	$—	$791,121,605

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2021, the Portfolio had no accumulated capital losses.

8. Recent Accounting Pronouncement

In January 2021, the FASB issued Accounting Standards Update No. 2021-01 (“ASU 2021-01”), “Reference Rate Reform (Topic 848)”. ASU 2021-01 is an update of ASU 2020-04, which is in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, as regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The ASU 2021-01 update clarifies that certain optional expedients and exceptions in Topic 848 for contract modifications and hedge accounting apply to derivatives that are affected by the discounting transition. The amendments in this update are effective through December 31, 2022, for all entities. The expedients and exceptions provided by the amendments do not apply to contract modifications and hedging relationships entered into or evaluated after December 31, 2022, except for hedging transactions as of December 31, 2022, that an entity has elected certain optional expedients for and that are retained through the end of the hedging relationship. Management is currently evaluating the impact of the optional guidance on the Portfolio’s financial statements and disclosures.

BHFTII-17

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust II and Shareholders of the Neuberger Berman Genesis Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Neuberger Berman Genesis Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust II), as of December 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Neuberger Berman Genesis Portfolio as of December 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2022

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTII-18

Brighthouse Funds Trust II

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, 125 High Street, Suite 732, Boston, Massachusetts 02110. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present); until 2016, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	74	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	74	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield and Merel, Ltd.	74	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	74	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Mid-Con Energy Partners, LP (energy);** Trustee, SharesPost 100 Fund (closed-end fund).** Until 2020, Director, Gainsco, Inc. (auto insurance).**

BHFTII-19

Brighthouse Funds Trust II

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	74	Trustee, HSBC Funds.**

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor).	74	Director and Chairman of the Board of Directors, First Eagle Alternative Capital BDC, Inc.;** Director, First Eagle Credit Opportunities Fund;** Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	Private Investor; Until 2020, President, True North Board Governance, LLC (consulting).	74	Until 2020, Lead Independent Trustee, BMT Investment Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2021-present); formerly Senior Vice President, Brighthouse Investment Advisers, LLC (2017-2021).

Dina Lee (1970)	Secretary, of Trust I and Trust II	From December 2021 (Trust I and Trust II) to present	Executive Vice President, Chief Legal Officer, Brighthouse Investment Advisers, LLC (2021-present); formerly, Associate General Counsel, Neuberger Berman Investment Advisers LLC (2017-2021).

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2013-present); Head of Funds Compliance, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017).

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., an affiliate of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 29 BHF II Portfolios.

BHFTII-20

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 30-December 1, 2021 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2022 through December 31, 2022.

The Board met with personnel of the Adviser on October 20-21, 2021 (the “October Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the October Meeting and the November Meeting are referred to collectively as, the “Meetings”). The Independent Trustees were advised by independent legal counsel throughout year, including during the contract renewal process, and met with independent legal counsel in executive sessions outside of the presence of management.

In considering the continuation of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of assisting the Board in the renewal process, along with various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled Board meetings. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process. The Board also reviewed information with respect to the effect of the ongoing COVID-19 pandemic on the operations of the Adviser and Sub-Advisers, and considered the Adviser’s assessments of the Sub-Advisers’ services and operations during the pandemic.

In considering the continuation of the Agreements, the Board also reviewed, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the October Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of the Sub-Advisory Agreements.

In approving the continuation of each Agreement, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs

BHFTII-21

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

and personnel, trading practices, compliance programs and personnel, risk management, and liquidity risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct regular and periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Board regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered, based on the information provided, each Sub-Adviser’s current level of staffing, business continuity plan and information security program, including in light of the ongoing COVID-19 pandemic and the work-from-home environment. The Board also considered the Sub-Adviser’s compensation program for its personnel and its overall resources. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background, and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, actions taken in response to regulatory developments, including SEC rulemaking, and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser had been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). The Board considered that Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee

BHFTII-22

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *  *  *

Neuberger Berman Genesis Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Neuberger Berman Management LLC regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio underperformed the median of one of its Performance Universes for the one-, three-, and five-year periods ended June 30, 2021. The Board also considered that the Portfolio outperformed the median of its other Performance Universe for the three- and five-year periods ended June 30, 2021 and underperformed the median of that Performance Universe for the one-year period ended June 30, 2021. The Board also considered that the Portfolio underperformed the average of its Morningstar Category for the one-year period ended June 30, 2021 and outperformed the average of that same Morningstar Category for the three- and five-year periods ended June 30, 2021. In addition, the Board considered that the Portfolio underperformed the average of a different, but still comparable, Morningstar Category for the one-, three-, and five-year periods ended June 30, 2021. The Board further considered that the Portfolio outperformed its benchmark, the Russell 2000 Value Index, for the three- and five-year periods ended October 31, 2021 and underperformed its benchmark for the one-year period ended October 31, 2021. The Board took into account management’s discussion of the Portfolio’s performance, including with respect to prevailing market conditions. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were above the Expense Group median. The Board considered that the Portfolio’s actual management fees were above Expense Universe median and

BHFTII-23

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

the Sub-advised Expense Universe median and that the Portfolio’s total expenses (exclusive of 12b-1 fees) were below the Expense Universe median and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were above the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTII-24

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Managed by T. Rowe Price Associates, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2021, the Class A, B, and E shares of the T. Rowe Price Large Cap Growth Portfolio returned 20.22%, 19.95%, and 20.08%, respectively. The Portfolio’s benchmark, the Russell 1000 Growth Index¹, returned 27.60%.

MARKET ENVIRONMENT / CONDITIONS

Even though the COVID-19 pandemic continued, major U.S. stock indexes climbed in 2021, extending the brisk rebound that started in March 2020. Many indexes repeatedly reached record highs throughout the year. Equities advanced as the economy reopened and recovered—facilitated by the rollout of COVID-19 vaccines and some federal fiscal relief—and as corporations reported robust earnings growth. Elevated inflation, which stemmed in part from shortages of some goods and materials and global supply chain disruptions, the emergence of variants of COVID-19, and the U.S. Federal Reserve’s (the “Fed”) decision to taper its monthly asset purchases starting in November, were among the factors that occasionally weighed on the financial markets.

Domestic bond returns were mixed in 2021, as bond yields rose across the Treasury yield curve, especially in the intermediate-term portion of the curve, amid expectations that the Fed’s tapering of asset purchases, which began in November, will be a prelude to tighter monetary policy sometime in 2022. In the taxable investment-grade universe, Treasury securities performed worst, but Corporate, Mortgage-Backed, and Commercial Mortgage-Backed Securities fell to a lesser extent. Asset-Backed Securities held up best, albeit with slight losses. High yield bonds, which are less sensitive to interest rate fluctuations than their investment-grade counterparts, strongly outperformed for the year.

Stocks in developed non-U.S. equity markets rose but significantly lagged U.S. shares. European stock markets were broadly positive in U.S. dollar terms. Austrian shares outperformed by a wide margin. Developed Asian markets were mixed in U.S. dollar terms. New Zealand shares slumped, and Hong Kong stocks also fell slightly. Stocks in emerging markets generally declined as currency weakness versus the U.S. dollar reduced local returns to U.S. investors. Stocks in Taiwan and India performed best, whereas Chinese shares fell significantly amid the government’s regulatory crackdown in certain sectors, as well as concerns about the property market.

PORTFOLIO REVIEW/ PERIOD END POSITIONING

The Portfolio posted a positive return but underperformed its benchmark, the Russell 1000 Growth Index. Broadly speaking, stock selection primarily detracted from relative performance, while sector allocation partially offset the negative impact.

Information Technology (“IT”) was the largest relative detractor, due to weak stock selection like our underweight to NVIDIA. Shares of NVIDIA climbed higher during the year, as the company’s data center business showed signs of reacceleration, underpinned by the demand for chips that can support artificial intelligence and deep learning applications.

Weak stock choices in Consumer Discretionary also held back relative performance. Within the sector, not owning Tesla weighed on relative results. Shares of Tesla climbed higher as the company successfully ramped production amid a global supply chain disruption to meet strong electric car demand. Profitability also benefited from a mix of higher-margin Model Y deliveries, particularly in China.

Weak stock choices in the Communication Services sector further detracted from relative performance, driven by a position in Snap. Shares of Snap sold off during the fourth quarter, as results were impacted by a one-two punch. Apple’s iOS platform changes caused a loss of signal for advertisers, and supply chain issues and labor shortages amongst advertisers weighed on their ability to support the incremental demand from advertising spend.

Conversely, our lack of exposure to Consumer Staples benefited relative results, as the defensive haven fell out of favor during the past 12 months, with risk-seeking behavior prevailing. The sector generally lacks compelling growth opportunities that meet our investment criteria.

BHFTII-1

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Managed by T. Rowe Price Associates, Inc.

Portfolio Manager Commentary*—(Continued)

The Portfolio’s underweight to Health Care benefited relative results, as the largely defensive sector lagged the Index overall. We remain focused on finding opportunities to take advantage of lasting trends such as managed care industry consolidation, innovations in medical equipment, and robotic technology.

At the end of the period, the Portfolio was overweight the benchmark in Communication Services and Consumer Discretionary. The Portfolio was underweight the benchmark in IT, Consumer Staples, Real Estate, Industrials, Financials, Health Care, and Materials. Portfolio positioning decisions are driven primarily by bottom-up stock selection informed by rigorous internal research at the individual company level.

Joseph B. Fath

Portfolio Manager

T. Rowe Price Associates, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Russell 1000 Growth Index is an unmanaged measure of performance of the largest capitalized U.S. companies, within the Russell 1000 companies, that have higher price-to-book ratios and forecasted growth values.

BHFTII-2

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 1000 GROWTH INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2021

	1 Year	5 Year	10 Year
T. Rowe Price Large Cap Growth Portfolio
Class A	20.22	23.39	19.26
Class B	19.95	23.08	18.97
Class E	20.08	23.21	19.09
Russell 1000 Growth Index	27.60	25.32	19.78

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2021

Top Holdings

% of Net Assets
Microsoft Corp.	10.5
Amazon.com, Inc.	9.5
Rivian Automotive, Inc.	6.4
Apple, Inc.	5.9
Meta Platforms, Inc. - Class A	5.3
Alphabet, Inc. - Class A	4.6
Alphabet, Inc. - Class C	3.9
Intuit, Inc.	2.3
Netflix, Inc.	1.8
NVIDIA Corp.	1.8

Top Sectors

% of Net Assets
Information Technology	38.9
Consumer Discretionary	25.3
Communication Services	20.9
Health Care	7.7
Industrials	4.3
Financials	1.5

BHFTII-3

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2021 through December 31, 2021.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

T. Rowe Price Large Cap Growth Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period** July 1, 2021 to December 31, 2021
Class A (a)	Actual	0.54%	$1,000.00	$1,039.80	$2.78
	Hypothetical*	0.54%	$1,000.00	$1,022.48	$2.75

Class B (a)	Actual	0.79%	$1,000.00	$1,038.80	$4.06
	Hypothetical*	0.79%	$1,000.00	$1,021.22	$4.02

Class E (a)	Actual	0.69%	$1,000.00	$1,039.50	$3.55
	Hypothetical*	0.69%	$1,000.00	$1,021.73	$3.52

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTII-4

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Schedule of Investments as of December 31, 2021

Common Stocks—97.5% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—0.6%
Airbus SE (a)	144,955	$18,512,756

Air Freight & Logistics—0.8%
FedEx Corp.	86,410	22,349,082

Automobiles—7.4%
Aurora Innovation, Inc. † (a) (b)	445,565	4,598,990
Ferrari NV (c)	86,929	22,498,964
Rivian Automotive, Inc. † (a) (b)	1,781,979	169,376,234
Rivian Automotive, Inc. - Class A (a) (c)	116,350	12,064,332

		208,538,520

Biotechnology—0.2%
Argenx SE (ADR) (a)	16,440	5,757,124

Capital Markets—1.0%
MarketAxess Holdings, Inc. (c)	10,980	4,515,745
MSCI, Inc.	6,767	4,146,073
S&P Global, Inc. (c)	32,010	15,106,479
Tradeweb Markets, Inc. - Class A (c)	49,027	4,909,564

		28,677,861

Commercial Services & Supplies—0.5%
Cintas Corp.	29,975	13,284,021

Consumer Finance—0.3%
SoFi Technologies, Inc. (a) (c)	483,121	7,638,143

Electrical Equipment—0.6%
Generac Holdings, Inc. (a)	46,802	16,470,560

Electronic Equipment, Instruments & Components—0.8%
Teledyne Technologies, Inc. (a)	51,024	22,291,875

Entertainment—4.9%
Netflix, Inc. (a)	86,328	52,007,440
ROBLOX Corp. - Class A (a) (c)	155,682	16,060,155
Sea, Ltd. (ADR) (a) (c)	195,735	43,787,877
Spotify Technology S.A. (a)	111,600	26,117,748

		137,973,220

Health Care Equipment & Supplies—2.7%
Align Technology, Inc. (a)	8,917	5,860,074
Intuitive Surgical, Inc. (a)	115,779	41,599,395
Stryker Corp.	112,937	30,201,612

		77,661,081

Health Care Providers & Services—2.7%
Anthem, Inc.	25,652	11,890,728
Cigna Corp.	48,985	11,248,426
HCA Healthcare, Inc.	101,811	26,157,282
Humana, Inc.	18,389	8,529,922
UnitedHealth Group, Inc.	37,689	18,925,154

		76,751,512

Hotels, Restaurants & Leisure—3.2%
Airbnb, Inc. - Class A (a)	80,218	13,355,495
Booking Holdings, Inc. (a)	7,280	17,466,394
Chipotle Mexican Grill, Inc. (a)	10,256	17,930,052
DraftKings, Inc. - Class A (a) (c)	150,957	4,146,789
Expedia Group, Inc. (a) (c)	75,194	13,589,060
Las Vegas Sands Corp. (a)	197,469	7,432,733
Wynn Resorts, Ltd. (a) (c)	186,215	15,835,723

		89,756,246

Industrial Conglomerates—0.9%
Roper Technologies, Inc.	51,178	25,172,411

Interactive Media & Services—16.0%
Alphabet, Inc. - Class A (a)	44,709	129,523,761
Alphabet, Inc. - Class C (a)	38,053	110,109,780
IAC/InterActiveCorp. (a) (c)	9,257	1,209,983
Kuaishou Technology (a)	30,200	279,103
Match Group, Inc. (a) (c)	128,819	17,036,313
Meta Platforms, Inc. - Class A (a)	444,515	149,512,620
Pinterest, Inc. - Class A (a)	146,048	5,308,845
Snap, Inc. - Class A (a) (c)	821,699	38,644,504
Vimeo, Inc. (a) (c)	52,441	941,840

		452,566,749

Internet & Direct Marketing Retail—11.2%
Amazon.com, Inc. (a)	80,746	269,234,618
Coupang, Inc. (a) (c)	301,203	8,849,344
DoorDash, Inc. - Class A (a) (c)	103,179	15,363,353
Farfetch, Ltd. - Class A (a) (c)	336,675	11,255,045
Maplebear, Inc. † (a) (b) (d)	17,978	2,134,888
Maplebear, Inc. (Non-Voting Shares) † (a) (b) (d)	939	111,506
Meituan - Class B (a)	194,800	5,631,648
Pinduoduo, Inc. (ADR) (a) (c)	55,513	3,236,408

		315,816,810

IT Services—7.1%
Affirm Holdings, Inc. (a) (c)	32,660	3,284,290
Afterpay, Ltd. (a)	236,072	14,130,082
Fiserv, Inc. (a) (c)	225,344	23,388,454
Global Payments, Inc.	94,433	12,765,453
MasterCard, Inc. - Class A	98,894	35,534,592
MongoDB, Inc. (a) (c)	36,703	19,428,733
PayPal Holdings, Inc. (a)	66,948	12,625,054
Shopify, Inc. - Class A (a)	11,065	15,240,820
Snowflake, Inc. - Class A (a)	19,134	6,481,642
Square, Inc. (a)	34,518	5,575,002
Stripe, Inc. - Class B † (a) (b) (d)	63,278	4,090,923
Toast, Inc. - Class A (a) (c)	11,539	400,519
Twilio, Inc. - Class A (a) (c)	22,525	5,931,733
Visa, Inc. - Class A (c)	197,121	42,718,092

		201,595,389

Leisure Products—0.2%
Peloton Interactive, Inc. - Class A (a) (c)	145,811	5,214,201

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Schedule of Investments as of December 31, 2021

Common Stocks—(Continued)

Security Description	Shares	Value

Life Sciences Tools & Services—0.5%
Avantor, Inc. (a) (c)	321,572	$13,551,044

Pharmaceuticals—1.5%
AstraZeneca plc (ADR) (c)	246,323	14,348,315
Eli Lilly and Co.	104,572	28,884,878

		43,233,193

Professional Services—0.6%
TransUnion (c)	141,319	16,757,607

Road & Rail—0.1%
DiDi Global, Inc. † (a) (b)	91,053	1,723,087

Semiconductors & Semiconductor Equipment—4.8%
Advanced Micro Devices, Inc. (a) (c)	196,877	28,330,600
ASML Holding NV	50,865	40,495,661
NVIDIA Corp.	172,655	50,779,562
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	128,622	15,474,513

		135,080,336

Software—20.0%
Atlassian Corp. plc - Class A (a)	20,000	7,625,800
Avalara, Inc. (a)	44,671	5,767,473
Bill.com Holdings, Inc. (a) (c)	9,669	2,409,031
Black Knight, Inc. (a)	208,536	17,285,549
Ceridian HCM Holding, Inc. (a) (c)	68,349	7,139,737
Datadog, Inc. - Class A (a)	87,265	15,542,769
Epic Games, Inc. † (a) (b) (d)	7,860	7,558,255
Hashicorp, Inc. - Class A (a) (c)	22,143	2,015,899
Intuit, Inc.	101,885	65,534,470
Magic Leap, Inc. - Class A † (a) (b) (d)	10,915	209,589
Microsoft Corp.	882,009	296,637,267
Monday.com, Ltd. (a) (c)	9,106	2,811,204
Paycom Software, Inc. (a)	13,771	5,717,581
Salesforce.com, Inc. (a)	135,132	34,341,095
SentinelOne, Inc. - Class A (a)	234,412	11,835,462
ServiceNow, Inc. (a) (c)	56,803	36,871,395
Trade Desk, Inc. (The)—Class A (a)	121,023	11,090,548
UiPath, Inc. - Class A (a) (c)	303,754	13,100,910
Workday, Inc. - Class A (a)	27,644	7,551,788
Zoom Video Communications, Inc. - Class A (a)	74,907	13,776,146

		564,821,968

Specialty Retail—1.8%
Carvana Co. (a) (c)	47,482	11,005,853
Ross Stores, Inc.	345,344	39,465,912

		50,471,765

Technology Hardware, Storage & Peripherals—5.9%
Apple, Inc.	936,115	166,225,941

Textiles, Apparel & Luxury Goods—1.2%
Lululemon Athletica, Inc. (a)	54,230	$21,228,333
NIKE, Inc. - Class B (c)	84,062	14,010,614

		35,238,947

Total Common Stocks (Cost $1,396,539,395)		2,753,131,449

Convertible Preferred Stocks—1.0%

Automobiles—0.5%
GM Cruise Holdings LLC - Series F † (a) (b) (d)	196,100	5,167,235
Nuro, Inc. - Series C † (a) (b) (d)	179,741	3,746,830
Sila Nano, Inc. - Series F † (a) (b) (d)	52,110	2,150,726
Waymo LLC - Series A-2 † (a) (b) (d)	26,511	2,431,642

		13,496,433

Internet & Direct Marketing Retail—0.5%
ANT International Co., Ltd. - Class C † (a) (b) (d)	2,147,070	7,862,356
Maplebear, Inc.
Series A † (a) (b) (d)	2,525	299,844
Series B † (a) (b) ( d)	36,727	4,361,331
Rappi, Inc. - Series E † (a) (b) (d)	52,748	3,398,191

		15,921,722

Total Convertible Preferred Stocks (Cost $23,607,524)		29,418,155

Short-Term Investment—1.4%

Mutual Funds—1.4%
T. Rowe Price Government Reserve Fund (e)	40,572,196	40,572,196

Total Short-Term Investments (Cost $40,572,196)		40,572,196

Securities Lending Reinvestments (f)—9.6%

Certificates of Deposit—2.9%
Bank of Montreal 0.300%, 06/02/22	8,000,000	8,000,504
Barclays Bank plc 0.180%, 04/07/22	7,000,000	6,998,999
Cooperatieve Rabobank UA 0.170%, 03/18/22	7,000,000	6,999,510
Credit Industriel et Commercial
Zero Coupon, 04/14/22	6,000,000	5,995,920
Credit Suisse (NY) 0.270%, 03/18/22	5,000,000	5,000,000
Goldman Sachs Bank USA 0.170%, 02/04/22	5,000,000	5,000,175
Mitsubishi UFJ Trust International Ltd.
Zero Coupon, 03/15/22	1,000,000	999,580

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Schedule of Investments as of December 31, 2021

Securities Lending Reinvestments (f)—(Continued)

Security Description	Principal Amount*	Value

Certificates of Deposit—(Continued)
Mizuho Bank, Ltd. 0.160%, 03/25/22	5,000,000	$4,999,450
National Australia Bank, Ltd. 0.160%, 03/02/22	2,000,000	1,999,900
Nationwide Building Society
Zero Coupon, 01/04/22	5,000,000	4,999,900
Natixis S.A. (New York)
0.190%, 3M LIBOR + 0.040%, 02/11/22 (g)	2,000,000	1,999,918
0.330%, 06/09/22	2,000,000	2,000,320
Oversea-Chinese Banking Corp., Ltd.
Zero Coupon, 04/14/22	2,000,000	1,998,640
0.240%, 3M LIBOR + 0.020%, 03/25/22 (g)	2,000,000	2,000,002
Societe Generale
0.140%, 01/05/22	4,000,000	4,000,024
Standard Chartered Bank (NY)
0.150%, 02/02/22	3,000,000	3,000,057
0.170%, 03/28/22	3,000,000	2,999,718
Sumitomo Mitsui Banking Corp.
0.200%, 04/26/22	3,000,000	2,999,622
Sumitomo Mitsui Trust Bank, Ltd.
Zero Coupon, 03/15/22	3,000,000	2,998,740
Zero Coupon, 03/21/22	3,000,000	2,998,620
Zero Coupon, 04/19/22	3,000,000	2,997,840

		80,987,439

Commercial Paper—0.9%
Antalis S.A.
0.230%, 03/01/22	3,000,000	2,998,707
Macquarie Bank Ltd.
0.270%, 03/07/22	7,000,000	6,996,472
Skandinaviska Enskilda Banken AB
0.200%, 04/28/22	3,000,000	2,997,690
Thunder Bay Funding LLC
0.230%, 03/04/22	4,000,000	3,998,320
UBS AG
0.240%, 03/30/22	5,000,000	4,995,175
0.350%, 06/08/22	3,000,000	2,994,429

		24,980,793

Repurchase Agreements—5.7%
Barclays Bank plc Repurchase Agreement dated 12/31/21 at 0.350%, due on 02/04/22 with a maturity value of $5,001,701; collateralized by various Common Stock with an aggregate market value of $5,556,750.	5,000,000	5,000,000
Barclays Capital, Inc. Repurchase Agreement dated 12/31/21 at 0.010%, due on 01/03/22 with a maturity value of $9,415,919; collateralized by U.S. Treasury Obligations at 0.000%, maturity dates ranging from 02/15/22 - 11/15/51, and an aggregate market value of $9,604,230.	9,415,911	9,415,911

Repurchase Agreements—(Continued)
BofA Securities, Inc. Repurchase Agreement dated 12/31/21 at 0.190%, due on 01/04/22 with a maturity value of $10,000,211; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 4.500%, maturity dates ranging from 02/15/22 - 02/15/45, and various Common Stock with an aggregate market value of $10,313,409.	10,000,000	10,000,000
Repurchase Agreement dated 12/31/21 at 0.350%, due on 02/04/22 with a maturity value of $2,000,681; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 4.375%, maturity dates ranging from 01/15/22 - 11/15/43, and various Common Stock with an aggregate market value of $2,067,649.	2,000,000	2,000,000
CF Secured LLC Repurchase Agreement dated 12/31/21 at 0.050%, due on 01/03/22 with a maturity value of $4,000,017; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 4.500%, maturity dates ranging from 01/20/22 - 05/15/51, and an aggregate market value of $4,080,017.	4,000,000	4,000,000
Citigroup Global Markets, Inc. Repurchase Agreement dated 12/31/21 at 0.420%, due on 02/04/22 with a maturity value of $5,002,042; collateralized by various Common Stock with an aggregate market value of $5,500,000.	5,000,000	5,000,000
Repurchase Agreement dated 12/31/21 at 0.420%, due on 02/04/22 with a maturity value of $5,002,042; collateralized by U.S. Treasury Obligations at 0.125%, maturing 10/15/25, and various Common Stock with an aggregate market value of $5,490,690.	5,000,000	5,000,000
Deutsche Bank AG, London Repurchase Agreement dated 12/31/21 at 0.150%, due on 01/03/22 with a maturity value of $2,200,028; collateralized by Foreign Obligations with rates ranging from 0.375% - 1.875%, maturity dates ranging from 04/14/22 - 11/16/23, and an aggregate market value of $2,244,036.	2,200,000	2,200,000
National Bank Financial, Inc. Repurchase Agreement dated 12/31/21 at 0.070%, due on 01/03/22 with a maturity value of $25,471,524; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 2.875%, maturity dates ranging from 02/03/22 - 11/15/47, and an aggregate market value of $25,992,801.	25,471,376	25,471,376
National Bank of Canada Repurchase Agreement dated 12/31/21 at 0.070%, due on 01/07/22 with a maturity value of $20,900,284; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 5.250%, maturity dates ranging from 01/31/22 - 11/15/51, and an aggregate market value of $21,327,053.	20,900,000	20,900,000
Repurchase Agreement dated 12/31/21 at 0.200%, due on 01/07/22 with a maturity value of $24,000,933; collateralized by various Common Stock with an aggregate market value of $26,671,719.	24,000,000	24,000,000

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Schedule of Investments as of December 31, 2021

Securities Lending Reinvestments (f)—(Continued)

Security Description	Shares/ Principal Amount*	Value

Repurchase Agreements—(Continued)
NBC Global Finance, Ltd. Repurchase Agreement dated 12/31/21 at 0.190%, due on 01/03/22 with a maturity value of $21,200,336; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 5.000%, maturity dates ranging from 04/30/22 - 02/15/49, and various Common Stock with an aggregate market value of $23,550,584.	21,200,000	$21,200,000
Repurchase Agreement dated 12/31/21 at 0.235%, due on 01/07/22 with a maturity value of $1,500,069; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 5.000%, maturity dates ranging from 04/30/22 - 02/15/49, and various Common Stock with an aggregate market value of $1,666,315.	1,500,000	1,500,000
Repurchase Agreement dated 12/31/21 at 0.250%, due on 01/07/22 with a maturity value of $2,900,141; collateralized by U.S. Treasury Obligations with rates ranging from 0.139% - 2.250%, maturity dates ranging from 10/31/22 - 11/15/25, and various Common Stock with an aggregate market value of $3,222,509.	2,900,000	2,900,000
Societe Generale Repurchase Agreement dated 12/31/21 at 0.170%, due on 01/03/22 with a maturity value of $10,000,142; collateralized by various Common Stock with an aggregate market value of $11,111,391.	10,000,000	10,000,000
Repurchase Agreement dated 12/31/21 at 0.200%, due on 01/07/22 with a maturity value of $2,357,815; collateralized by various Common Stock with an aggregate market value of $2,619,759..	2,357,724	2,357,724
TD Prime Services LLC Repurchase Agreement dated 12/31/21 at 0.140%, due on 01/03/22 with a maturity value of $10,000,117; collateralized by various Common Stock with an aggregate market value of $11,053,646.	10,000,000	10,000,000

		160,945,011

Time Deposit—0.1%
Rabobank (New York)
0.050%, 01/03/22	2,000,000	2,000,000

Mutual Funds—0.0%
STIT-Government & Agency Portfolio, Institutional Class 0.030% (h)	100,000	100,000

Total Securities Lending Reinvestments (Cost $269,021,882)		269,013,243

Total Investments—109.5% (Cost $1,729,740,997)		3,092,135,043
Other assets and liabilities (net)—(9.5)%		(268,908,157)

Net Assets—100.0%		$2,823,226,886

*	Principal amount stated in U.S. dollars unless otherwise noted.
†	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of December 31, 2021, the market value of restricted securities was $219,221,627, which is 7.8% of net assets. See details shown in the Restricted Securities table that follows.
(a)	Non-income producing security.
(b)	Security was valued in good faith under procedures approved by the Board of Trustees. As of December 31, 2021, these securities represent 7.8% of net assets.
(c)	All or a portion of the security was held on loan. As of December 31, 2021, the market value of securities loaned was $272,408,956 and the collateral received consisted of cash in the amount of $269,002,406 and non-cash collateral with a value of $11,459,587. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(d)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(e)	Affiliated Issuer. (See Note 6 of the Notes to Financial Statements for a summary of transactions in securities of affiliated issuers.)
(f)	Represents investment of cash collateral received from securities on loan as of December 31, 2021.
(g)	Variable or floating rate security. The stated rate represents the rate at December 31, 2021. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(h)	The rate shown represents the annualized seven-day yield as of December 31, 2021.

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Schedule of Investments as of December 31, 2021

Restricted Securities	Acquisition Date	Shares	Cost	Value
ANT International Co., Ltd. - Class C	06/07/18	2,147,070	$8,183,290	$7,862,356
Aurora Innovation, Inc.	03/01/19	445,565	1,896,572	4,598,990
DiDi Global, Inc.	10/19/15	91,053	2,497,238	1,723,087
Epic Games, Inc.	06/18/20	7,860	4,519,500	7,558,255
GM Cruise Holdings LLC - Series F	05/07/19	196,100	3,578,825	5,167,235
Magic Leap, Inc. - Class A	01/20/16-10/12/17	10,915	5,305,346	209,589
Maplebear, Inc.	08/07/20	17,978	832,991	2,134,888
Maplebear, Inc. - Series A	11/18/20	2,525	154,056	299,844
Maplebear, Inc. - Series B	07/02/20	36,727	1,766,271	4,361,331
Maplebear, Inc. (Non-Voting Shares)	08/07/20	939	43,508	111,506
Nuro, Inc. - Series C	10/30/20	179,741	2,346,447	3,746,830
Rappi, Inc. - Series E	09/08/20-09/24/20	52,748	3,151,484	3,398,191
Rivian Automotive, Inc.	12/23/19-01/19/21	1,781,979	28,125,286	169,376,234
Sila Nano, Inc. - Series F	01/07/21	52,110	2,150,726	2,150,726
Stripe, Inc. - Class B	12/17/19	63,278	992,832	4,090,923
Waymo LLC - Series A-2	05/08/20	26,511	2,276,425	2,431,642

				$219,221,627

Glossary of Abbreviations

Index Abbreviations

(LIBOR)—	London Interbank Offered Rate

Other Abbreviations

(ADR)—	American Depositary Receipt

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2021:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$—	$18,512,756	$—	$18,512,756
Air Freight & Logistics	22,349,082	—	—	22,349,082
Automobiles	34,563,296	173,975,224	—	208,538,520
Biotechnology	5,757,124	—	—	5,757,124
Capital Markets	28,677,861	—	—	28,677,861
Commercial Services & Supplies	13,284,021	—	—	13,284,021
Consumer Finance	7,638,143	—	—	7,638,143
Electrical Equipment	16,470,560	—	—	16,470,560
Electronic Equipment, Instruments & Components	22,291,875	—	—	22,291,875
Entertainment	137,973,220	—	—	137,973,220
Health Care Equipment & Supplies	77,661,081	—	—	77,661,081
Health Care Providers & Services	76,751,512	—	—	76,751,512

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Schedule of Investments as of December 31, 2021

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Hotels, Restaurants & Leisure	$89,756,246	$—	$—	$89,756,246
Industrial Conglomerates	25,172,411	—	—	25,172,411
Interactive Media & Services	452,287,646	279,103	—	452,566,749
Internet & Direct Marketing Retail	307,938,768	5,631,648	2,246,394	315,816,810
IT Services	183,374,384	14,130,082	4,090,923	201,595,389
Leisure Products	5,214,201	—	—	5,214,201
Life Sciences Tools & Services	13,551,044	—	—	13,551,044
Pharmaceuticals	43,233,193	—	—	43,233,193
Professional Services	16,757,607	—	—	16,757,607
Road & Rail	—	1,723,087	—	1,723,087
Semiconductors & Semiconductor Equipment	135,080,336	—	—	135,080,336
Software	557,054,124	—	7,767,844	564,821,968
Specialty Retail	50,471,765	—	—	50,471,765
Technology Hardware, Storage & Peripherals	166,225,941	—	—	166,225,941
Textiles, Apparel & Luxury Goods	35,238,947	—	—	35,238,947
Total Common Stocks	2,524,774,388	214,251,900	14,105,161	2,753,131,449
Total Convertible Preferred Stocks*	—	—	29,418,155	29,418,155
Total Short-Term Investment*	40,572,196	—	—	40,572,196
Securities Lending Reinvestments
Certificates of Deposit	—	80,987,439	—	80,987,439
Commercial Paper	—	24,980,793	—	24,980,793
Repurchase Agreements	—	160,945,011	—	160,945,011
Time Deposit	—	2,000,000	—	2,000,000
Mutual Funds	100,000	—	—	100,000
Total Securities Lending Reinvestments	100,000	268,913,243	—	269,013,243
Total Investments	$2,565,446,584	$483,165,143	$43,523,316	$3,092,135,043

Collateral for Securities Loaned (Liability)	$—	$(269,002,406)	$—	$(269,002,406)

*	See Schedule of Investments for additional detailed categorizations.

During the year ended December 31, 2021, transfers from Level 3 to Level 2 in the amount of $46,729,358 were due to the initiation of trading activity which resulted in the availability of significant observable inputs.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities	Balance as of December 31, 2020	Change in Unrealized Appreciation/ (Depreciation)	Purchases	Share Conversion Reclassification	Transfers Out	Balance as of December 31, 2021	Change in Unrealized Appreciation/ (Depreciation) from Investments Held at December 31, 2021
Common Stocks
Internet & Direct Marketing Retail	$1,229,605	$1,016,789	$—	$—	$—	$2,246,394	$1,016,789
IT Services	6,346,047	3,098,091	—	—	(5,353,215)	4,090,923	3,098,091
Software	5,194,063	2,717,809	—	530,535	(674,563)	7,767,844	2,717,809
Convertible Preferred Stocks
Automobiles	37,762,047	3,144,010	2,150,726	—	(29,560,350)	13,496,433	3,144,010
Internet & Direct Marketing Retail	22,217,754	(2,471,806)	—	—	(3,824,226)	15,921,722	(2,471,806)
Real Estate Management & Development	0	—	—	—	(0)	—	—
Software	7,847,539	—	—	(530,535)	(7,317,004)	—	—

	$80,597,055	$7,504,893	$2,150,726	$—	$(46,729,358)	$43,523,316	$7,504,893

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Schedule of Investments as of December 31, 2021

Fair Value Hierarchy—(Continued)

	Fair Value at December 31, 2021		Valuation Technique(s)	Unobservable Input	Range		Weighted Average	Relationship Between Fair Value and Input; if input value increases then Fair Value:
Common Stock
Internet & Direct Marketing Retail	$2,246,394		Market Transaction Method	Precedent Transaction	$118.75	$118.75	$118.75	Increase
IT Services	4,090,923	(a)	Market Transaction Method	Precedent Transaction	$40.13	$40.13	$40.13	Increase
			Comparable Company Analysis	Enterprise Value/Gross Profit	43.4x	58.1x	50.8x	Increase
				Discount for Lack of Marketability	10.00%	10.00%	10.00%	Decrease
Software	7,558,255	(a)	Market Transaction Method	Precedent Transaction	$885.00	$885.00	$885.00	Increase
			Comparable Company Analysis	Enterprise Value/Sales	6.4x	7.5x	7.0x	Increase
				Enterprise Value/EBITDA	22.0x	25.4x	23.7x	Increase
				Discount for Lack of Marketability	10.00%	10.00%	10.00%	Decrease
	209,589	(b)	Market Transaction Method	Precedent Transaction (Split Adj.)	$19.20	$19.20	$19.20	Increase
Convertible Preferred Stocks
Automobiles	5,167,235		Market Transaction Method	Precedent Transaction	$26.35	$26.35	$26.35	Increase
	3,746,830		Market Transaction Method	Precedent Transaction	$20.85	$20.85	$20.85	Increase
	2,150,726		Market Transaction Method	Precedent Transaction	$41.27	$41.27	$41.27	Increase
	2,431,642		Market Transaction Method	Precedent Transaction	$91.72	$91.72	$91.72	Increase
Internet & Direct Marketing Retail	7,862,356		Comparable Company Analysis	Price/Earnings Multiple	18.1x	18.1x	18.1x	Increase
				Discount for Lack of Marketability	10.00%	10.00%	10.00%	Decrease
			Sum-of-the-Parts Analysis	Price/Earnings Multiple	9.5x	36.8x	22.2x	Increase
				Price/Sales Multiple	11.9x	11.9x	11.9x	Increase
				Discount for Lack of Marketability	10.00%	10.00%	10.00%	Decrease
	4,661,175		Market Transaction Method	Precedent Transaction	$118.75	$118.75	$118.75	Increase
	3,398,191		Market Transaction Method	Precedent Transaction	$64.42	$64.42	$64.42	Increase

(a)

For the year ended December 31, 2021, the valuation techniques changed to a multi-tiered approach. These investments were previously valued utilizing only their respective precedent transaction prices. The change was due to the consideration of the most recent financial information that was available at the time the investments were valued.

(b)

For the year ended December 31, 2021, the valuation technique changed to a market transaction method. These investments were previously valued utilizing a fully diluted recapitalization calculation. The change was due to the consideration of the most recent information that was available at the time the investments were valued.

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Statement of Assets and Liabilities

December 31, 2021

Assets
Investments at value (a)(b)	$3,051,562,847
Affiliated investments at value (c)	40,572,196
Cash	1,300,325
Receivable for:
Fund shares sold	1,295,382
Dividends	152,731
Dividends on affiliated investments	967
Prepaid expenses	7,953

Total Assets	3,094,892,401
Liabilities
Collateral for securities loaned	269,002,406
Payables for:
Affiliated investments purchased	986
Fund shares redeemed	617,953
Accrued Expenses:
Management fees	1,256,035
Distribution and service fees	275,626
Deferred trustees’ fees	203,129
Other expenses	309,380

Total Liabilities	271,665,515

Net Assets	$2,823,226,886

Net Assets Consist of:
Paid in surplus	$1,029,290,504
Distributable earnings (Accumulated losses)	1,793,936,382

Net Assets	$2,823,226,886

Net Assets
Class A	$1,503,703,923
Class B	1,266,129,951
Class E	53,393,012
Capital Shares Outstanding*
Class A	48,799,226
Class B	42,576,418
Class E	1,762,931
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$30.81
Class B	29.74
Class E	30.29

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $1,689,168,801.
(b)	Includes securities loaned at value of $272,408,956.
(c)	Identified cost of affiliated investments was $40,572,196.

Statement of Operations

Year Ended December 31, 2021

Investment Income
Dividends (a)	$8,993,679
Dividends from affiliated investments	3,714
Securities lending income	410,858

Total investment income	9,408,251
Expenses
Management fees	17,110,026
Administration fees	104,857
Custodian and accounting fees	172,120
Distribution and service fees—Class B	3,132,414
Distribution and service fees—Class E	81,649
Audit and tax services	54,902
Legal	39,973
Trustees’ fees and expenses	51,036
Shareholder reporting	90,175
Insurance	19,397
Miscellaneous	22,195

Total expenses	20,878,744
Less management fee waiver	(2,174,296)

Net expenses	18,704,448

Net Investment Loss	(9,296,197)

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on :
Investments	447,772,301
Foreign currency transactions	(22,123)

Net realized gain (loss)	447,750,178

Net change in unrealized appreciation (depreciation) on:
Investments	85,191,579
Foreign currency transactions	(113)

Net change in unrealized appreciation (depreciation)	85,191,466

Net realized and unrealized gain (loss)	532,941,644

Net Increase (Decrease) in Net Assets From Operations	$523,645,447

(a)	Net of foreign withholding taxes of $121,736.

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2021	Year Ended December 31, 2020
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$(9,296,197)	$(3,753,920)
Net realized gain (loss)	447,750,178	312,806,486
Net change in unrealized appreciation (depreciation)	85,191,466	473,063,162

Increase (decrease) in net assets from operations	523,645,447	782,115,728

From Distributions to Shareholders
Class A	(167,172,412)	(111,482,508)
Class B	(139,704,635)	(81,684,614)
Class E	(5,966,155)	(3,465,810)

Total distributions	(312,843,202)	(196,632,932)

Increase (decrease) in net assets from capital share transactions	(121,783,411)	(294,281,961)

Total increase (decrease) in net assets	89,018,834	291,200,835

Net Assets
Beginning of period	2,734,208,052	2,443,007,217

End of period	$2,823,226,886	$2,734,208,052

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2021		Year Ended December 31, 2020
	Shares	Value	Shares	Value
Class A
Sales	1,170,522	$35,484,565	1,185,523	$28,306,264
Reinvestments	5,947,080	167,172,412	4,999,216	111,482,508
Redemptions	(10,659,583)	(326,075,286)	(16,103,877)	(388,239,631)

Net increase (decrease)	(3,541,981)	$(123,418,309)	(9,919,138)	$(248,450,859)

Class B
Sales	2,992,998	$87,816,552	4,539,157	$104,044,397
Reinvestments	5,143,764	139,704,635	3,766,003	81,684,614
Redemptions	(7,600,057)	(223,743,951)	(9,881,088)	(230,528,813)

Net increase (decrease)	536,705	$3,777,236	(1,575,928)	$(44,799,802)

Class E
Sales	148,109	$4,393,635	172,552	$4,156,622
Reinvestments	215,774	5,966,155	157,465	3,465,810
Redemptions	(417,580)	(12,502,128)	(370,382)	(8,653,732)

Net increase (decrease)	(53,697)	$(2,142,338)	(40,365)	$(1,031,300)

Increase (decrease) derived from capital shares transactions		$(121,783,411)		$(294,281,961)

See accompanying notes to financial statements.

BHFTII-13

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2021	2020		2019	2018	2017
Net Asset Value, Beginning of Period	$28.79	$22.93		$20.71	$25.34	$20.18

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.06)	(0.01)		0.06	0.11	0.10
Net realized and unrealized gain (loss)	5.55	7.90		5.91	0.23	6.55

Total income (loss) from investment operations	5.49	7.89		5.97	0.34	6.65

Less Distributions
Distributions from net investment income	0.00	(0.06)		(0.10)	(0.11)	(0.07)
Distributions from net realized capital gains	(3.47)	(1.97)		(3.65)	(4.86)	(1.42)

Total distributions	(3.47)	(2.03)		(3.75)	(4.97)	(1.49)

Net Asset Value, End of Period	$30.81	$28.79		$22.93	$20.71	$25.34

Total Return (%) (b)	20.22	36.95		30.99	(0.94)	33.86

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.62	0.63		0.63	0.62	0.63
Net ratio of expenses to average net assets (%) (c) (d)	0.54	0.55		0.55	0.55	0.56
Ratio of net investment income (loss) to average net assets (%)	(0.21)	(0.05)		0.26	0.45	0.42
Portfolio turnover rate (%)	21	33		26	39	49
Net assets, end of period (in millions)	$1,503.7	$1,507.0		$1,427.4	$1,259.7	$1,594.6

	Class B
	Year Ended December 31,
	2021	2020		2019	2018	2017
Net Asset Value, Beginning of Period	$27.96	$22.32		$20.25	$24.87	$19.84

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.14)	(0.07)		0.00 (e)	0.05	0.04
Net realized and unrealized gain (loss)	5.39	7.68		5.76	0.24	6.43

Total income (loss) from investment operations	5.25	7.61		5.76	0.29	6.47

Less Distributions
Distributions from net investment income	0.00	(0.00	)(f)	(0.04)	(0.05)	(0.02)
Distributions from net realized capital gains	(3.47)	(1.97)		(3.65)	(4.86)	(1.42)

Total distributions	(3.47)	(1.97)		(3.69)	(4.91)	(1.44)

Net Asset Value, End of Period	$29.74	$27.96		$22.32	$20.25	$24.87

Total Return (%) (b)	19.95	36.64		30.59	(1.15)	33.47

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.87	0.88		0.88	0.87	0.88
Net ratio of expenses to average net assets (%) (c) (d)	0.79	0.80		0.80	0.80	0.81
Ratio of net investment income (loss) to average net assets (%)	(0.46)	(0.30)		0.01	0.21	0.17
Portfolio turnover rate (%)	21	33		26	39	49
Net assets, end of period (in millions)	$1,266.1	$1,175.6		$973.6	$801.5	$874.9

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-14

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$28.39	$22.63	$20.49	$25.11	$20.01

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.11)	(0.05)	0.02	0.07	0.06
Net realized and unrealized gain (loss)	5.48	7.80	5.84	0.25	6.50

Total income (loss) from investment operations	5.37	7.75	5.86	0.32	6.56

Less Distributions
Distributions from net investment income	0.00	(0.02)	(0.07)	(0.08)	(0.04)
Distributions from net realized capital gains	(3.47)	(1.97)	(3.65)	(4.86)	(1.42)

Total distributions	(3.47)	(1.99)	(3.72)	(4.94)	(1.46)

Net Asset Value, End of Period	$30.29	$28.39	$22.63	$20.49	$25.11

Total Return (%) (b)	20.08	36.79	30.70	(1.05)	33.66

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.77	0.78	0.78	0.77	0.78
Net ratio of expenses to average net assets (%) (c) (d)	0.69	0.70	0.70	0.70	0.71
Ratio of net investment income (loss) to average net assets (%)	(0.36)	(0.20)	0.11	0.30	0.27
Portfolio turnover rate (%)	21	33	26	39	49
Net assets, end of period (in millions)	$53.4	$51.6	$42.0	$35.8	$42.2

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	The effect of the voluntary portion of the waiver on the net ratio of expenses to average net assets was 0.03% for the year ended December 31, 2021 and 0.02% for each of the years ended December 31, 2020 through 2018 and 0.03% for the year ended December 31, 2017 (see Note 5 of the Notes to Financial Statements).
(d)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
(e)	Net investment income (loss) was less than $0.01.
(f)	Distributions from net investment income were less than $0.01.

See accompanying notes to financial statements.

BHFTII-15

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Notes to Financial Statements—December 31, 2021

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is T. Rowe Price Large Cap Growth Portfolio (the “Portfolio”), which is diversified.

Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered and offers three classes of shares: Class A, B and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2021 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a

BHFTII-16

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

In December 2020, the Securities and Exchange Commission adopted Rule 2a-5, Good Faith Determinations of Fair Value, under the 1940 Act, which is intended to address valuation practices and the role of the board of directors with respect to the fair value of the investments of a registered investment company. Among other things, Rule 2a-5 will permit the Portfolio’s Board to designate the Portfolio’s primary investment adviser to perform the Portfolio’s fair value determinations, which will be subject to the Board’s oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the investment adviser’s fair value determinations. Compliance with Rule 2a-5 will not be required until September 2022. The Adviser continues to review Rule 2a-5 and its impact on the Adviser’s and the Portfolio’s valuation policies and related practices.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

BHFTII-17

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2021, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2021, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $160,945,011, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2021.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2021 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2021 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2021.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

BHFTII-18

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2021. For all securities on loan, the remaining contractual maturity of the agreements is overnight and continuous.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 outbreak. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. In 2017, the UK Financial Conduct Authority (FCA) announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Various financial industry groups have been planning for the transition away from LIBOR and markets are developing in response to these new rates, but there are concerns around liquidity of the new rates and obstacles to converting certain securities and transactions to new rates. Neither the effect of the transition process nor its ultimate success can yet be known. The transition process might, among other things, lead to increased volatility and illiquidity in markets for instruments whose terms include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of related transactions

BHFTII-19

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

such as hedges, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Portfolio and may adversely affect the Portfolio’s performance or net asset value.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2021 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$584,990,644	$0	$1,062,634,278

The Portfolio engaged in security transactions with other accounts managed by T. Rowe Price Associates, Inc. (“T. Rowe Price”), the subadviser to the Portfolio, that amounted to $3,065,388 in purchases and $1,618,566 in sales of investments, which are included above, and resulted in net realized gains of $305,752.

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2021	% per annum	Average Daily Net Assets
$17,110,026	0.650%	Of the first $50 million
	0.600%	On amounts in excess of $50 million

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. T. Rowe Price is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers - Pursuant to a management fee waiver agreement, the Adviser has agreed for the period April 30, 2021 to April 30, 2022, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows provided the Portfolio’s average daily net assets exceed $1 billion.

% per annum reduction	Average Daily Net Assets
0.080%	On the first $50 million
0.050%	Of the next $50 million
0.060%	Of the next $900 million
0.035%	Of the next $500 million
0.050%	Of the next $1.5 billion
0.075%	On amounts in excess of $3 billion

An identical agreement was in place for the period July 1, 2020 to April 30, 2021. Amounts waived for the year ended December 31, 2021 amounted to $1,454,166 and are included in the total amount shown as management fee waivers in the Statement of Operations.

BHFTII-20

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

T. Rowe Price agreed to a voluntary subadvisory fee waiver that applies if (i) assets under management by T. Rowe Price for the Trust and Brighthouse Funds Trust I (“BHFTI), an affiliate of the Trust, in the aggregate, exceed $750 million, (ii) T. Rowe Price subadvises three or more portfolios of the Trust and BHFTI in the aggregate, and (iii) at least one of those portfolios is a large cap domestic equity portfolio.

If the aforementioned conditions are met, T. Rowe Price will waive its subadvisory fee paid by Brighthouse Investment Advisers by 5% for combined Trust and BHFTI average daily net assets over $750 million, 7.5% for the next $1.5 billion of combined assets, and 10% for amounts over $3 billion. Brighthouse Investment Advisers has voluntarily agreed to reduce its advisory fee for the Portfolio by the amount waived (if any) by T. Rowe Price for the Portfolio pursuant to this voluntary subadvisory fee waiver. Because these fee waivers are voluntary, and not contractual, they may be discontinued by T. Rowe Price and Brighthouse Investment Advisers at any time. Amounts voluntarily waived by Brighthouse Investment Advisers for the year ended December 31, 2021 amounted to $720,130 and are included in the total amount shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of Brighthouse Investment Advisers however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2021 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Transactions in Securities of Affiliated Issuers

A summary of the Portfolio’s transactions in the securities of affiliated issuers during the year ended December 31, 2021 is as follows:

Security Description	Market Value December 31, 2020	Purchases	Sales	Ending Value as of December 31, 2021	Income earned from affiliates during the period	Number of shares held December 31, 2021
T. Rowe Price Government Reserve Fund	$6,228,714	$350,992,720	$(316,649,238)	$40,572,196	$3,714	40,572,196

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

BHFTII-21

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2021 was as follows:

Cost basis of investments	$1,735,554,234

Gross unrealized appreciation	1,424,944,768
Gross unrealized (depreciation)	(68,363,959)

Net unrealized appreciation (depreciation)	$1,356,580,809

The tax character of distributions paid for the years ended December 31, 2021 and 2020 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2021	2020	2021	2020	2021	2020
$40,942,869	$3,457,498	$271,900,333	$193,175,434	$312,843,202	$196,632,932

As of December 31, 2021, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$43,467,423	$394,091,152	$1,356,580,935	$—	$1,794,139,510

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2021, the Portfolio had no accumulated capital losses.

9. Recent Accounting Pronouncement

In January 2021, the FASB issued Accounting Standards Update No. 2021-01 (“ASU 2021-01”), “Reference Rate Reform (Topic 848)”. ASU 2021-01 is an update of ASU 2020-04, which is in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, as regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The ASU 2021-01 update clarifies that certain optional expedients and exceptions in Topic 848 for contract modifications and hedge accounting apply to derivatives that are affected by the discounting transition. The amendments in this update are effective through December 31, 2022, for all entities. The expedients and exceptions provided by the amendments do not apply to contract modifications and hedging relationships entered into or evaluated after December 31, 2022, except for hedging transactions as of December 31, 2022, that an entity has elected certain optional expedients for and that are retained through the end of the hedging relationship. Management is currently evaluating the impact of the optional guidance on the Portfolio’s financial statements and disclosures.

BHFTII-22

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust II and Shareholders of the T. Rowe Price Large Cap Growth Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the T. Rowe Price Large Cap Growth Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust II), as of December 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the T. Rowe Price Large Cap Growth Portfolio as of December 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2022

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTII-23

Brighthouse Funds Trust II

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, 125 High Street, Suite 732, Boston, Massachusetts 02110. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present); until 2016, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	74	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	74	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield and Merel, Ltd.	74	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	74	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Mid-Con Energy Partners, LP (energy);** Trustee, SharesPost 100 Fund (closed-end fund).** Until 2020, Director, Gainsco, Inc. (auto insurance).**

BHFTII-24

Brighthouse Funds Trust II

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	74	Trustee, HSBC Funds.**

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor).	74	Director and Chairman of the Board of Directors, First Eagle Alternative Capital BDC, Inc.;** Director, First Eagle Credit Opportunities Fund;** Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	Private Investor; Until 2020, President, True North Board Governance, LLC (consulting).	74	Until 2020, Lead Independent Trustee, BMT Investment Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2021-present); formerly Senior Vice President, Brighthouse Investment Advisers, LLC (2017-2021).

Dina Lee (1970)	Secretary, of Trust I and Trust II	From December 2021 (Trust I and Trust II) to present	Executive Vice President, Chief Legal Officer, Brighthouse Investment Advisers, LLC (2021-present); formerly, Associate General Counsel, Neuberger Berman Investment Advisers LLC (2017-2021).

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2013-present); Head of Funds Compliance, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017).

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., an affiliate of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 29 BHF II Portfolios.

BHFTII-25

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 30-December 1, 2021 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2022 through December 31, 2022.

The Board met with personnel of the Adviser on October 20-21, 2021 (the “October Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the October Meeting and the November Meeting are referred to collectively as, the “Meetings”). The Independent Trustees were advised by independent legal counsel throughout year, including during the contract renewal process, and met with independent legal counsel in executive sessions outside of the presence of management.

In considering the continuation of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of assisting the Board in the renewal process, along with various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled Board meetings. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process. The Board also reviewed information with respect to the effect of the ongoing COVID-19 pandemic on the operations of the Adviser and Sub-Advisers, and considered the Adviser’s assessments of the Sub-Advisers’ services and operations during the pandemic.

In considering the continuation of the Agreements, the Board also reviewed, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the October Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of the Sub-Advisory Agreements.

In approving the continuation of each Agreement, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs

BHFTII-26

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

and personnel, trading practices, compliance programs and personnel, risk management, and liquidity risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct regular and periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Board regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered, based on the information provided, each Sub-Adviser’s current level of staffing, business continuity plan and information security program, including in light of the ongoing COVID-19 pandemic and the work-from-home environment. The Board also considered the Sub-Adviser’s compensation program for its personnel and its overall resources. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background, and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, actions taken in response to regulatory developments, including SEC rulemaking, and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser had been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). The Board considered that Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee

BHFTII-27

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *  *  *

T. Rowe Price Large Cap Growth Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and T. Rowe Price Associates, Inc. regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and the average of its Morningstar Category for the one- and five-year periods ended June 30, 2021 and underperformed the median of its Performance Universe and the average of its Morningstar Category for the three-year period ended June 30, 2021. The Board also considered that the Portfolio underperformed its benchmark, the Russell 1000 Growth Index, for the one-, three-, and five-year periods ended October 31, 2021. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were above the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTII-28

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Managed by T. Rowe Price Associates, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2021, the Class A, B, E, and G shares of the T. Rowe Price Small Cap Growth Portfolio returned 11.67%, 11.36%, 11.49%, and 11.34%, respectively. The Portfolio’s benchmark, the MSCI U.S. Small Cap Growth Index¹, returned 11.52%.

MARKET ENVIRONMENT / CONDITIONS

Even though the COVID-19 pandemic continued, major U.S. stock indexes climbed in 2021, extending the brisk rebound that started in March 2020. Many indexes repeatedly reached record highs throughout the year. Equities advanced as the economy reopened and recovered—facilitated by the rollout of COVID-19 vaccines and some federal fiscal relief—and as corporations reported robust earnings growth. Elevated inflation, which stemmed in part from shortages of some goods and materials and global supply chain disruptions, the emergence of variants of COVID-19, and the U.S. Federal Reserve’s (the “Fed”) decision to taper its monthly asset purchases starting in November, were among the factors that occasionally weighed on the financial markets.

Domestic bond returns were mixed in 2021, as bond yields rose across the Treasury yield curve, especially in the intermediate-term portion of the curve, amid expectations that the Fed’s tapering of asset purchases, which began in November, will be a prelude to tighter monetary policy sometime in 2022. In the taxable investment-grade universe, Treasury securities performed worst, but Corporate, Mortgage-Backed, and Commercial Mortgage-Backed Securities fell to a lesser extent. Asset-Backed Securities held up best, albeit with slight losses. High yield bonds, which are less sensitive to interest rate fluctuations than their investment-grade counterparts, strongly outperformed for the year.

Stocks in developed non-U.S. equity markets rose but significantly lagged U.S. shares. European stock markets were broadly positive in U.S. dollar terms. Austrian shares outperformed by a wide margin. Developed Asian markets were mixed in U.S. dollar terms. New Zealand shares slumped, and Hong Kong stocks also fell slightly. Stocks in emerging markets generally declined as currency weakness versus the U.S. dollar reduced local returns to U.S. investors. Stocks in Taiwan and India performed best, whereas Chinese shares fell significantly amid the government’s regulatory crackdown in certain sectors, as well as concerns about the property market.

PORTFOLIO REVIEW / PERIOD END POSITIONING

During the reporting period, the Portfolio posted positive results and outperformed its benchmark, the MSCI U.S. Small Cap Growth Index. Broadly speaking, stock selection primarily contributed to relative outperformance.

The Information Technology sector was the leading relative contributor, primarily due to stock selection. Zebra Technologies is a maker of mobile computing devices, printers, barcode scanners, radio-frequency identification (RFID) products, software & accessories for customers in various industries. Despite well-documented supply chain bottlenecks and inflationary pressures, secular demand trends around Zebra’s hardware offerings remained intact, as Zebra management has been working to leverage its leading position in the supply chain automation market.

Contributors to relative results also included stock selection in the Health Care sector. Medpace Holdings is a contract research organization that focuses on helping small and mid-size biopharma clients pursue and receive regulatory approval for new drugs. The company operates in an attractive industry with good growth prospects, supporting its ability to sustain positive free cash flow and a high return on invested capital. Shares traded higher during the period, as a strong demand environment provided a favorable backdrop for earnings growth.

Stock choices in the Consumer Discretionary sector also aided relative returns, led by a position in TopBuild, the leading installer and distributor of insulation products to the construction industry in the U.S. Despite a challenging environment characterized by supply chain disruptions and labor shortages across the entire construction industry, TopBuild has successfully leveraged its size and scale to continue to drive profitable growth. Homebuilding industry growth and low-interest rates have been very supportive, and while its valuation has increased, the stock continues to rank high on profitability, growth, and quality metrics.

BHFTII-1

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Managed by T. Rowe Price Associates, Inc.

Portfolio Manager Commentary*—(Continued)

In contrast, the Communication Services sector was the largest detractor from relative results, primarily due to unfavorable security selection. Cable One is a fully integrated provider of high-speed internet, cable television, and phone services. During the past year, the cable industry faced several notable headwinds that weighed on sentiment, including concerns around slowing broadband growth and rising competition from fiber expansion. In addition to these factors, the stock declined, as the company has not yet fully realized synergies from its recent acquisitions.

Adverse stock picks in the Consumer Staples sector also weighed on relative performance, led by Boston Beer, a maker of craft beers and other drinks. Shares of the alcoholic beverage maker lost roughly half of their value during the third quarter, after the company reported earnings and revenue below expectations and slashed its full-year earnings forecast, citing slowing growth and competition in the hard seltzer category. Its shares fell further in September after management pulled its full-year forecast and said it would incur inventory write-offs due to the hard seltzer slowdown. We retained a position in the company, as we believe it remains an exceptional innovator with a high-quality portfolio of products.

At the end of the period, the Portfolio was slightly overweight relative to the benchmark in the Utilities, Health Care, Real Estate, Information Technology, and Financials sectors. The Portfolio was slightly underweight the benchmark in Communication Services, Materials, Consumer Staples, Energy, Industrials, and Consumer Discretionary. While our stock selection is primarily based on a quantitative model, we take into consideration the fundamental research conducted by T. Rowe Price’s equity analysts. In constructing the Portfolio, our sector weights are usually in line with those of the MSCI U.S. Small Cap Growth Index, but we will occasionally overweight or underweight certain sectors based on our analysis.

Sudhir Nanda

Portfolio Manager

T. Rowe Price Associates, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The MSCI U.S. Small Cap Growth Index represents companies in the MSCI U.S. Small Cap 1750 Index exhibiting an overall growth orientation (the MSCI U.S. Small Cap 1750 Index represents the universe of small capitalization companies in the U.S. equity market). It is a free float-adjusted, market cap-weighted index.

BHFTII-2

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI U.S. SMALL CAP GROWTH INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2021

	1 Year	5 Year	10 Year	Since Inception[1]
T. Rowe Price Small Cap Growth Portfolio
Class A	11.67	16.25	15.90	—
Class B	11.36	15.95	15.61	—
Class E	11.49	16.08	15.73	—
Class G	11.34	15.90	—	13.14
MSCI U.S. Small Cap Growth Index	11.52	16.92	15.63	—

1 Inception dates of the Class A, Class B, Class E and Class G shares are 3/3/97, 7/30/02, 5/1/01 and 11/12/14, respectively.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2021

Top Holdings

% of Net Assets
Casella Waste Systems, Inc. - Class A	1.0
TopBuild Corp.	1.0
Saia, Inc.	0.9
Manhattan Associates, Inc.	0.9
Deckers Outdoor Corp.	0.9
Exponent, Inc.	0.8
Repligen Corp.	0.8
Crocs, Inc.	0.8
Medpace Holdings, Inc.	0.8
Churchill Downs, Inc.	0.8

Top Sectors

% of Net Assets
Health Care	23.2
Information Technology	21.2
Industrials	17.0
Consumer Discretionary	16.7
Consumer Staples	4.5
Financials	4.4
Materials	4.3
Energy	2.5
Communication Services	2.4
Real Estate	2.0

BHFTII-3

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2021 through December 31, 2021.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

T. Rowe Price Small Cap Growth Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period** July 1, 2021 to December 31, 2021
Class A (a)	Actual	0.47%	$1,000.00	$1,044.10	$2.42
	Hypothetical*	0.47%	$1,000.00	$1,022.84	$2.40

Class B (a)	Actual	0.72%	$1,000.00	$1,042.90	$3.71
	Hypothetical*	0.72%	$1,000.00	$1,021.58	$3.67

Class E (a)	Actual	0.62%	$1,000.00	$1,043.20	$3.19
	Hypothetical*	0.62%	$1,000.00	$1,022.08	$3.16

Class G (a)	Actual	0.77%	$1,000.00	$1,042.60	$3.96
	Hypothetical*	0.77%	$1,000.00	$1,021.32	$3.92

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTII-4

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2021

Common Stocks—99.2% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—0.9%
Curtiss-Wright Corp.	42,542	$5,899,299
Hexcel Corp. (a) (b)	79,535	4,119,913
Mercury Systems, Inc. (a)	24,369	1,341,757
Moog, Inc. - Class A	42,362	3,430,051

		14,791,020

Air Freight & Logistics—0.5%
GXO Logistics, Inc. (a)	91,222	8,285,694

Auto Components—1.0%
Adient plc (a) (b)	75,535	3,616,616
LCI Industries (b)	33,536	5,227,256
Patrick Industries, Inc.	96,403	7,778,758

		16,622,630

Banks—1.6%
Ameris Bancorp	46,290	2,299,687
First Bancorp	70,177	3,208,493
Metropolitan Bank Holding Corp. (a) (b)	7,900	841,587
Signature Bank	30,038	9,716,392
Western Alliance Bancorp	95,114	10,239,022

		26,305,181

Beverages—0.9%
Boston Beer Co., Inc. (The) - Class A (a)	14,278	7,211,818
Coca-Cola Consolidated, Inc.	11,110	6,879,201

		14,091,019

Biotechnology—9.1%
ACADIA Pharmaceuticals, Inc. (a) (b)	115,291	2,690,892
Agios Pharmaceuticals, Inc. (a) (b)	61,268	2,013,879
Alector, Inc. (a)	49,782	1,027,998
Alkermes plc (a)	148,373	3,451,156
Allogene Therapeutics, Inc. (a)	40,292	601,157
Amicus Therapeutics, Inc. (a) (b)	235,696	2,722,289
Apellis Pharmaceuticals, Inc. (a)	60,049	2,839,117
Biohaven Pharmaceutical Holding Co., Ltd. (a) (b)	53,425	7,362,499
Blueprint Medicines Corp. (a)	59,182	6,338,984
CareDx, Inc. (a)	52,997	2,410,303
ChemoCentryx, Inc. (a)	47,022	1,712,071
CRISPR Therapeutics AG (a) (b)	32,969	2,498,391
Deciphera Pharmaceuticals, Inc. (a)	37,270	364,128
Denali Therapeutics, Inc. (a) (b)	79,181	3,531,472
Emergent BioSolutions, Inc. (a) (b)	29,761	1,293,711
Exact Sciences Corp. (a) (b)	41,745	3,249,013
Exelixis, Inc. (a)	124,867	2,282,569
Fate Therapeutics, Inc. (a) (b)	60,521	3,541,084
Generation Bio Co. (a) (b)	68,300	483,564
Global Blood Therapeutics, Inc. (a)	69,571	2,036,343
Halozyme Therapeutics, Inc. (a)	184,400	7,414,724
Horizon Therapeutics plc (a)	71,473	7,701,930
IGM Biosciences, Inc. (a) (b)	22,768	667,785
Insmed, Inc. (a)	169,631	4,620,748
Intellia Therapeutics, Inc. (a) (b)	59,385	7,021,682
Invitae Corp. (a)	160,746	2,454,591

Biotechnology—(Continued)
Ionis Pharmaceuticals, Inc. (a) (b)	69,246	$2,107,156
Iovance Biotherapeutics, Inc. (a)	106,144	2,026,289
Karuna Therapeutics, Inc. (a)	16,294	2,134,514
Kodiak Sciences, Inc. (a) (b)	65,408	5,545,290
Kymera Therapeutics, Inc. (a)	19,538	1,240,468
Madrigal Pharmaceuticals, Inc. (a)	7,627	646,312
Mirati Therapeutics, Inc. (a)	34,840	5,110,679
Morphic Holding, Inc. (a)	16,800	795,984
Neurocrine Biosciences, Inc. (a)	30,752	2,619,148
Nurix Therapeutics, Inc. (a) (b)	23,600	683,220
Prothena Corp. plc (a) (b)	52,814	2,609,012
PTC Therapeutics, Inc. (a)	76,430	3,044,207
Replimune Group, Inc. (a)	52,779	1,430,311
Rocket Pharmaceuticals, Inc. (a) (b)	44,470	970,780
Sage Therapeutics, Inc. (a)	34,092	1,450,274
Sarepta Therapeutics, Inc. (a) (b)	47,283	4,257,834
Scholar Rock Holding Corp. (a) (b)	42,983	1,067,698
Seagen, Inc. (a)	20,630	3,189,398
TG Therapeutics, Inc. (a) (b)	79,381	1,508,239
Turning Point Therapeutics, Inc. (a)	48,958	2,335,297
Twist Bioscience Corp. (a) (b)	34,888	2,699,982
Ultragenyx Pharmaceutical, Inc. (a) (b)	98,042	8,244,352
uniQure NV (a) (b)	51,143	1,060,706
Xencor, Inc. (a)	75,331	3,022,280
Zentalis Pharmaceuticals, Inc. (a) (b)	23,414	1,968,181
Zymeworks, Inc. (a)	38,279	627,393

		144,727,084

Building Products—2.4%
AAON, Inc.	44,700	3,550,521
Builders FirstSource, Inc. (a)	128,292	10,995,907
CSW Industrials, Inc. (b)	17,200	2,078,792
Gibraltar Industries, Inc. (a)	66,295	4,420,551
Trex Co., Inc. (a)	69,845	9,431,170
UFP Industries, Inc.	89,740	8,256,978

		38,733,919

Capital Markets—1.3%
Cboe Global Markets, Inc.	12,764	1,664,426
FactSet Research Systems, Inc.	7,753	3,768,035
LPL Financial Holdings, Inc.	55,135	8,826,562
MarketAxess Holdings, Inc.	15,680	6,448,714

		20,707,737

Chemicals—1.9%
Balchem Corp.	17,200	2,899,920
Chase Corp. (b)	32,440	3,229,726
Element Solutions, Inc.	192,906	4,683,758
HB Fuller Co. (b)	42,676	3,456,756
Ingevity Corp. (a) (b)	57,932	4,153,724
Quaker Chemical Corp. (b)	24,314	5,611,185
Scotts Miracle-Gro Co. (The)	25,881	4,166,841
Stepan Co.	17,937	2,229,390

		30,431,300

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2021

Common Stocks—(Continued)

Security Description	Shares	Value

Commercial Services & Supplies—1.9%
Casella Waste Systems, Inc. - Class A (a)	186,395	$15,921,861
IAA, Inc. (a)	131,989	6,681,283
MSA Safety, Inc.	30,681	4,631,604
UniFirst Corp.	11,935	2,511,124

		29,745,872

Communications Equipment—0.5%
Lumentum Holdings, Inc. (a)	31,224	3,302,563
Ubiquiti, Inc.	13,702	4,202,403

		7,504,966

Construction & Engineering—1.0%
Comfort Systems USA, Inc.	67,685	6,696,754
EMCOR Group, Inc.	70,473	8,977,555

		15,674,309

Construction Materials—0.5%
Eagle Materials, Inc.	51,766	8,616,968

Consumer Finance—0.5%
Green Dot Corp. - Class A (a)	27,733	1,005,044
PROG Holdings, Inc.	45,067	2,032,972
SLM Corp. (b)	221,933	4,365,422

		7,403,438

Containers & Packaging—0.4%
Berry Global Group, Inc. (a)	63,909	4,715,206
Ranpak Holdings, Corp. (a)	37,400	1,405,492

		6,120,698

Distributors—0.6%
Pool Corp.	16,033	9,074,678

Diversified Consumer Services—0.5%
Bright Horizons Family Solutions, Inc. (a)	22,362	2,814,929
Terminix Global Holdings, Inc. (a)	119,209	5,391,823

		8,206,752

Diversified Telecommunication Services—0.5%
Cogent Communications Holdings, Inc.	57,126	4,180,481
Iridium Communications, Inc. (a)	100,080	4,132,303

		8,312,784

Electrical Equipment—0.5%
Atkore, Inc. (a)	71,951	8,000,232
Shoals Technologies Group, Inc. - Class A (a) (b)	22,217	539,873

		8,540,105

Electronic Equipment, Instruments & Components—3.2%
Advanced Energy Industries, Inc.	58,416	5,319,361
Cognex Corp.	63,829	4,963,343
ePlus, Inc. (a)	28,560	1,538,813
Fabrinet (a)	50,939	6,034,743

Electronic Equipment, Instruments & Components—(Continued)
Littelfuse, Inc.	29,252	9,205,020
Novanta, Inc. (a)	64,079	11,299,050
OSI Systems, Inc. (a) (b)	8,046	749,887
Teledyne Technologies, Inc. (a)	12,810	5,596,561
Zebra Technologies Corp. - Class A (a)	10,091	6,006,163

		50,712,941

Energy Equipment & Services—0.4%
Cactus, Inc. - Class A	84,661	3,228,124
ChampionX Corp. (a)	132,700	2,681,867

		5,909,991

Entertainment—0.3%
Zynga, Inc. - Class A (a)	624,223	3,995,027

Equity Real Estate Investment Trusts—2.0%
Equity LifeStyle Properties, Inc.	63,782	5,591,130
First Industrial Realty Trust, Inc.	110,578	7,320,264
Innovative Industrial Properties, Inc.	19,900	5,231,909
Ryman Hospitality Properties, Inc. (a)	38,000	3,494,480
Terreno Realty Corp.	115,770	9,874,023

		31,511,806

Food & Staples Retailing—1.1%
BJ’s Wholesale Club Holdings, Inc. (a)	150,516	10,080,056
Casey’s General Stores, Inc.	20,074	3,961,604
Performance Food Group Co. (a)	70,137	3,218,587

		17,260,247

Food Products—1.8%
Darling Ingredients, Inc. (a)	156,379	10,835,501
Hain Celestial Group, Inc. (The) (a) (b)	110,325	4,700,948
J & J Snack Foods Corp. (b)	32,738	5,171,295
John B Sanfilippo & Son, Inc.	29,609	2,669,547
Sanderson Farms, Inc.	17,465	3,337,212
Simply Good Foods Co. (The) (a)	39,000	1,621,230

		28,335,733

Health Care Equipment & Supplies—4.2%
AtriCure, Inc. (a)	48,941	3,402,868
CONMED Corp.	31,100	4,408,736
Globus Medical, Inc. - Class A (a)	101,690	7,342,018
Haemonetics Corp. (a)	37,847	2,007,405
ICU Medical, Inc. (a)	34,415	8,168,056
Lantheus Holdings, Inc. (a)	21,621	624,631
Merit Medical Systems, Inc. (a) (b)	100,144	6,238,971
Nevro Corp. (a)	37,193	3,015,237
NuVasive, Inc. (a)	25,726	1,350,100
Penumbra, Inc. (a) (b)	23,479	6,745,986
Quidel Corp. (a)	15,102	2,038,619
Shockwave Medical, Inc. (a)	35,877	6,397,945
STERIS plc (b)	20,357	4,955,097
Tandem Diabetes Care, Inc. (a)	73,384	11,045,760

		67,741,429

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2021

Common Stocks—(Continued)

Security Description	Shares	Value

Health Care Providers & Services—4.1%
Addus HomeCare Corp. (a)	48,827	$4,565,813
Amedisys, Inc. (a)	43,810	7,091,963
AMN Healthcare Services, Inc. (a)	94,670	11,580,981
Chemed Corp.	3,784	2,001,887
Corvel Corp. (a)	33,888	7,048,704
Ensign Group, Inc. (The)	134,500	11,292,620
ModivCare, Inc. (a)	23,598	3,499,347
Molina Healthcare, Inc. (a)	29,580	9,408,806
Pennant Group Inc. (The) (a)	100,472	2,318,894
Surgery Partners, Inc. (a) (b)	50,337	2,688,499
U.S. Physical Therapy, Inc.	41,690	3,983,480

		65,480,994

Health Care Technology—1.3%
Certara, Inc. (a) (b)	59,664	1,695,651
Inspire Medical Systems, Inc. (a)	26,100	6,004,566
Omnicell, Inc. (a) (b)	65,675	11,850,397
Phreesia, Inc. (a)	36,969	1,540,128

		21,090,742

Hotels, Restaurants & Leisure—5.9%
Bloomin’ Brands, Inc. (a)	139,674	2,930,360
Boyd Gaming Corp. (a)	137,905	9,042,431
Brinker International, Inc. (a)	22,111	809,041
Choice Hotels International, Inc.	55,070	8,590,369
Churchill Downs, Inc.	51,624	12,436,222
Domino’s Pizza, Inc.	2,499	1,410,261
Everi Holdings, Inc. (a)	106,700	2,278,045
Hilton Grand Vacations, Inc. (a)	90,535	4,717,779
Papa John’s International, Inc.	58,649	7,827,882
Planet Fitness, Inc. - Class A (a)	93,900	8,505,462
Red Rock Resorts, Inc. - Class A	67,100	3,691,171
SeaWorld Entertainment, Inc. (a) (b)	70,235	4,555,442
Six Flags Entertainment Corp. (a)	37,320	1,589,086
Texas Roadhouse, Inc.	79,307	7,080,529
Travel and Leisure Co.	90,505	5,002,211
Vail Resorts, Inc.	23,483	7,700,076
Wendy’s Co. (The)	265,096	6,322,540

		94,488,907

Household Durables—2.8%
Cavco Industries, Inc. (a)	16,835	5,347,638
Helen of Troy, Ltd. (a) (b)	18,933	4,628,550
LGI Homes, Inc. (a) (b)	46,877	7,241,559
Tempur Sealy International, Inc.	257,477	12,109,143
TopBuild Corp. (a)	56,825	15,678,586

		45,005,476

Independent Power and Renewable Electricity Producers—0.6%
Clearway Energy, Inc. - Class C	95,583	3,443,856
NextEra Energy Partners L.P. (b)	43,000	3,629,200
Ormat Technologies, Inc. (b)	23,704	1,879,727

		8,952,783

Insurance—1.0%
eHealth, Inc. (a) (b)	18,707	477,028
Palomar Holdings, Inc. (a)	31,224	2,022,378
Primerica, Inc.	79,728	12,219,911
Selectquote, Inc. (a) (b)	50,600	458,436

		15,177,753

Interactive Media & Services—0.3%
Ziff Davis, Inc. (a)	37,612	4,169,666

Internet & Direct Marketing Retail—0.0%
Xometry, Inc. - Class A (a) (b)	14,967	767,059

IT Services—2.1%
Broadridge Financial Solutions, Inc. (b)	15,765	2,882,157
Euronet Worldwide, Inc. (a)	64,115	7,640,585
ExlService Holdings, Inc. (a)	61,092	8,844,289
Gartner, Inc. (a)	10,282	3,437,478
Kyndryl Holdings, Inc. (a)	109,200	1,976,520
MAXIMUS, Inc.	28,000	2,230,760
Perficient, Inc. (a) (b)	45,823	5,924,456
Repay Holdings Corp. (a) (b)	63,364	1,157,660

		34,093,905

Leisure Products—0.6%
Brunswick Corp.	97,645	9,835,781

Life Sciences Tools & Services—3.5%
Adaptive Biotechnologies Corp. (a)	84,338	2,366,524
Bruker Corp.	34,991	2,936,095
Charles River Laboratories International, Inc. (a)	16,860	6,352,511
Maravai LifeSciences Holdings, Inc. - Class A (a)	89,700	3,758,430
Medpace Holdings, Inc. (a) (b)	58,392	12,708,435
NeoGenomics, Inc. (a)	180,685	6,164,972
Quanterix Corp. (a)	29,059	1,232,102
Repligen Corp. (a) (b)	49,097	13,002,849
West Pharmaceutical Services, Inc.	16,688	7,826,839

		56,348,757

Machinery—4.0%
Albany International Corp. - Class A (b)	61,558	5,444,805
Douglas Dynamics, Inc.	37,805	1,476,663
Federal Signal Corp.	47,279	2,049,072
Graco, Inc.	62,628	5,049,069
Hydrofarm Holdings Group, Inc. (a)	10,747	304,033
John Bean Technologies Corp.	54,393	8,352,589
Kadant, Inc.	29,159	6,720,566
Lincoln Electric Holdings, Inc.	30,026	4,187,726
RBC Bearings, Inc. (a) (b)	29,049	5,867,027
SPX Corp. (a)	74,796	4,463,825
Terex Corp.	65,700	2,887,515
Toro Co. (The)	61,238	6,118,289
Watts Water Technologies, Inc. - Class A	36,700	7,126,039
Woodward, Inc.	35,175	3,850,256

		63,897,474

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2021

Common Stocks—(Continued)

Security Description	Shares	Value

Media—1.3%
Cable One, Inc.	4,230	$7,459,394
Nexstar Media Group, Inc. - Class A (b)	39,840	6,015,043
TechTarget, Inc. (a)	54,585	5,221,601
Thryv Holdings, Inc. (a) (b)	58,200	2,393,766

		21,089,804

Metals & Mining—1.0%
Alcoa Corp.	183,522	10,934,241
Arconic Corp. (a)	74,600	2,462,546
Cleveland-Cliffs, Inc. (a)	145,300	3,163,181

		16,559,968

Oil, Gas & Consumable Fuels—1.8%
APA Corp.	140,595	3,780,600
Magnolia Oil & Gas Corp. - Class A (b)	374,800	7,072,476
Matador Resources Co.	19,585	723,078
PDC Energy, Inc.	61,540	3,001,921
Range Resources Corp. (a)	60,800	1,084,064
Targa Resources Corp.	68,079	3,556,447
Texas Pacific Land Corp. (b)	7,640	9,541,367

		28,759,953

Paper & Forest Products—0.4%
Louisiana-Pacific Corp.	91,613	7,177,879

Personal Products—0.4%
BellRing Brands, Inc. - Class A (a)	102,600	2,927,178
Inter Parfums, Inc. (b)	29,200	3,121,480

		6,048,658

Pharmaceuticals—1.0%
Arvinas, Inc. (a)	36,244	2,977,082
Catalent, Inc. (a)	62,033	7,942,085
Pacira BioSciences, Inc. (a)	39,380	2,369,495
Reata Pharmaceuticals, Inc. - Class A (a) (b)	18,356	484,048
Supernus Pharmaceuticals, Inc. (a)	56,472	1,646,723

		15,419,433

Professional Services—2.9%
ASGN, Inc. (a)	75,710	9,342,614
Booz Allen Hamilton Holding Corp.	62,033	5,259,778
CACI International, Inc. - Class A (a)	32,476	8,742,864
Exponent, Inc.	115,981	13,538,462
Insperity, Inc.	61,411	7,253,253
Legalzoom.com, Inc (a) (b)	23,875	383,672
Upwork, Inc. (a)	56,200	1,919,792

		46,440,435

Road & Rail—1.5%
Landstar System, Inc.	28,121	5,034,221
Saia, Inc. (a)	44,598	15,030,864
XPO Logistics, Inc. (a)	50,556	3,914,551

		23,979,636

Semiconductors & Semiconductor Equipment—6.3%
Azenta, Inc. (b)	75,913	7,827,389
Cirrus Logic, Inc. (a)	46,584	4,286,660
CMC Materials, Inc.	23,613	4,526,376
Diodes, Inc. (a)	59,450	6,528,205
Entegris, Inc.	76,735	10,633,936
FormFactor, Inc. (a)	163,530	7,476,592
Kulicke & Soffa Industries, Inc. (b)	67,100	4,062,234
Lattice Semiconductor Corp. (a)	158,512	12,214,935
MaxLinear, Inc. (a)	103,905	7,833,398
MKS Instruments, Inc.	43,197	7,523,622
Monolithic Power Systems, Inc.	9,101	4,489,796
Onto Innovation, Inc. (a)	49,275	4,988,108
Power Integrations, Inc.	97,617	9,067,643
SiTime Corp. (a)	12,762	3,733,395
Synaptics, Inc. (a)	19,000	5,500,690

		100,692,979

Software—9.9%
ACI Worldwide, Inc. (a)	161,475	5,603,182
Alarm.com Holdings, Inc. (a) (b)	32,036	2,716,973
Altair Engineering, Inc. - Class A (a) (b)	53,839	4,162,831
Aspen Technology, Inc. (a)	39,878	6,069,432
Bill.com Holdings, Inc. (a) (b)	17,448	4,347,169
Blackbaud, Inc. (a) (b)	43,090	3,403,248
Blackline, Inc. (a) (b)	22,017	2,279,640
Box, Inc. - Class A (a)	171,745	4,498,002
CommVault Systems, Inc. (a)	71,198	4,906,966
Consensus Cloud Solutions, Inc. (a)	16,070	929,971
Descartes Systems Group, Inc. (The) (a)	99,700	8,243,196
Digital Turbine, Inc. (a) (b)	102,089	6,226,408
DoubleVerify Holdings, Inc. (a) (b)	41,235	1,372,301
Envestnet, Inc. (a) (b)	68,746	5,454,308
Fair Isaac Corp. (a)	14,740	6,392,296
Five9, Inc. (a)	33,149	4,552,021
Fortinet, Inc. (a)	13,399	4,815,601
Manhattan Associates, Inc. (a)	90,294	14,039,814
Ncino, Inc. (a) (b)	25,800	1,415,388
NCR Corp. (a) (b)	132,513	5,327,023
Paylocity Holding Corp. (a)	23,254	5,491,665
Pegasystems, Inc. (b)	30,720	3,435,110
PTC, Inc. (a)	34,816	4,217,958
Qualys, Inc. (a)	54,390	7,463,396
Rapid7, Inc. (a) (b)	50,500	5,943,345
Sapiens International Corp. NV	132,232	4,555,392
SPS Commerce, Inc. (a)	71,746	10,213,043
SS&C Technologies Holdings, Inc.	63,311	5,190,236
Teradata Corp. (a)	102,500	4,353,175
Tyler Technologies, Inc. (a)	11,915	6,409,674
Workiva, Inc. (a)	32,514	4,242,752

		158,271,516

Specialty Retail—3.2%
Abercrombie & Fitch Co. - Class A (a) (b)	92,273	3,213,869
Academy Sports & Outdoors, Inc. (a)	64,300	2,822,770
Asbury Automotive Group, Inc. (a)	39,597	6,839,590
Burlington Stores, Inc. (a)	22,289	6,497,466

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2021

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Specialty Retail—(Continued)
Dick’s Sporting Goods, Inc. (b)	33,500	$3,852,165
Floor & Decor Holdings, Inc. - Class A (a) (b)	91,043	11,836,501
Murphy USA, Inc. (b)	20,467	4,077,845
National Vision Holdings, Inc. (a)	82,800	3,973,572
RH (a)	12,260	6,570,624
Victoria’s Secret & Co. (a) (b)	30,900	1,716,186

		51,400,588

Textiles, Apparel & Luxury Goods—2.0%
Capri Holdings, Ltd. (a)	89,500	5,809,445
Crocs, Inc. (a)	99,355	12,739,298
Deckers Outdoor Corp. (a)	37,218	13,633,326

		32,182,069

Trading Companies & Distributors—1.4%
Herc Holdings, Inc.	26,600	4,164,230
McGrath RentCorp	20,482	1,643,885
SiteOne Landscape Supply, Inc. (a)	49,413	11,971,782
Watsco, Inc.	14,546	4,551,152

		22,331,049

Water Utilities—0.4%
Middlesex Water Co.	58,317	7,015,535

Total Common Stocks (Cost $1,075,632,463)		1,586,042,127

Short-Term Investment—0.7%

Mutual Funds—0.7%
T. Rowe Price Government Reserve Fund (c)	11,194,426	11,194,426

Total Short-Term Investments (Cost $11,194,426)		11,194,426

Securities Lending Reinvestments (d)—6.4%

Certificates of Deposit—3.2%
Bank of Montreal 0.300%, 06/02/22	3,000,000	3,000,189
Barclays Bank plc 0.180%, 04/07/22	5,000,000	4,999,285
Cooperatieve Rabobank UA 0.170%, 03/18/22	5,000,000	4,999,650
Credit Industriel et Commercial Zero Coupon, 04/14/22	4,000,000	3,997,280
Goldman Sachs Bank USA 0.170%, 02/04/22	5,000,000	5,000,175
Mitsubishi UFJ Trust International Ltd. Zero Coupon, 03/15/22	1,000,000	999,580
Mizuho Bank, Ltd. 0.160%, 03/25/22	5,000,000	4,999,450
MUFG Bank Ltd. 0.150%, 01/11/22	3,000,000	3,000,045

Certificates of Deposit—(Continued)
Nationwide Building Society Zero Coupon, 01/04/22	5,000,000	4,999,900
Natixis S.A. (New York) 0.190%, 3M LIBOR + 0.040%, 02/11/22 (e)	2,000,000	1,999,918
Oversea-Chinese Banking Corp., Ltd. Zero Coupon, 04/14/22	600,000	599,592
Societe Generale 0.140%, 01/05/22	4,000,000	4,000,024
Standard Chartered Bank (NY) 0.150%, 02/02/22	3,000,000	3,000,057
Sumitomo Mitsui Banking Corp. 0.200%, 04/26/22	3,000,000	2,999,622
Sumitomo Mitsui Trust Bank, Ltd. Zero Coupon, 03/15/22	2,000,000	1,999,160

		50,593,927

Commercial Paper—0.7%
Antalis S.A. 0.140%, 01/14/22	3,000,000	2,999,799
Macquarie Bank Ltd. 0.270%, 03/07/22	3,000,000	2,998,488
UBS AG 0.240%, 03/30/22	5,000,000	4,995,175

		10,993,462

Repurchase Agreements—2.5%
Barclays Bank plc Repurchase Agreement dated 12/31/21 at 0.350%, due on 02/04/22 with a maturity value of $2,000,681; collateralized by various Common Stock with an aggregate market value of $2,222,700	2,000,000	2,000,000
Barclays Capital, Inc. Repurchase Agreement dated 12/31/21 at 0.010%, due on 01/03/22 with a maturity value of $979,479; collateralized by U.S. Treasury Obligations at 0.000%, maturity dates ranging from 02/15/22 - 11/15/51, and an aggregate market value of $999,068	979,479	979,479
BofA Securities, Inc. Repurchase Agreement dated 12/31/21 at 0.190%, due on 01/04/22 with a maturity value of $3,000,063; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 4.500%, maturity dates ranging from 02/15/22 - 02/15/45, and various Common Stock with an aggregate market value of $3,094,023	3,000,000	3,000,000
Repurchase Agreement dated 12/31/21 at 0.350%, due on 02/04/22 with a maturity value of $5,001,701; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 4.375%, maturity dates ranging from 01/15/22 - 11/15/43, and various Common Stock with an aggregate market value of $5,169,123	5,000,000	5,000,000
Citigroup Global Markets, Inc. Repurchase Agreement dated 12/31/21 at 0.420%, due on 02/04/22 with a maturity value of $2,000,817; collateralized by various Common Stock with an aggregate market value of $2,200,000	2,000,000	2,000,000

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2021

Securities Lending Reinvestments (d)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
Citigroup Global Markets, Inc. Repurchase Agreement dated 12/31/21 at 0.420%, due on 02/04/22 with a maturity value of $13,005,308; collateralized by U.S. Treasury Obligations at 0.125%, maturing 10/15/25, and various Common Stock with an aggregate market value of $14,275,793	13,000,000	$13,000,000
National Bank of Canada Repurchase Agreement dated 12/31/21 at 0.070%, due on 01/07/22 with a maturity value of $7,200,098; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 5.250%, maturity dates ranging from 01/31/22 - 11/15/51, and an aggregate market value of $7,347,119	7,200,000	7,200,000
NBC Global Finance, Ltd. Repurchase Agreement dated 12/31/21 at 0.235%, due on 01/07/22 with a maturity value of $2,200,101; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 5.000%, maturity dates ranging from 04/30/22 - 02/15/49, and various Common Stock with an aggregate market value of $2,443,929	2,200,000	2,200,000
Repurchase Agreement dated 12/31/21 at 0.250%, due on 01/07/22 with a maturity value of $3,100,151; collateralized by U.S. Treasury Obligations with rates ranging from 0.139% - 2.250%, maturity dates ranging from 10/31/22 - 11/15/25, and various Common Stock with an aggregate market value of $3,444,751	3,100,000	3,100,000
Societe Generale Repurchase Agreement dated 12/31/21 at 0.200%, due on 01/07/22 with a maturity value of $2,000,078; collateralized by various Common Stock with an aggregate market value of $2,222,278	2,000,000	2,000,000

		40,479,479

Total Securities Lending Reinvestments (Cost $102,071,807)		102,066,868

Total Investments—106.3% (Cost $1,188,898,696)		1,699,303,421
Other assets and liabilities (net)—(6.3)%		(101,323,861)

Net Assets—100.0%		$1,597,979,560

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2021, the market value of securities loaned was $99,855,557 and the collateral received consisted of cash in the amount of $102,059,849 and non-cash collateral with a value of $187,396. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	Affiliated Issuer. (See Note 6 of the Notes to Financial Statements for a summary of transactions in securities of affiliated issuers.)
(d)	Represents investment of cash collateral received from securities on loan as of December 31, 2021.
(e)	Variable or floating rate security. The stated rate represents the rate at December 31, 2021. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.

Glossary of Abbreviations

Index Abbreviations

(LIBOR)—	London Interbank Offered Rate

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2021

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2021:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$1,586,042,127	$—	$—	$1,586,042,127
Total Short-Term Investment*	11,194,426	—	—	11,194,426
Total Securities Lending Reinvestments*	—	102,066,868	—	102,066,868
Total Investments	$1,597,236,553	$102,066,868	$—	$1,699,303,421

Collateral for Securities Loaned (Liability)	$—	$(102,059,849)	$—	$(102,059,849)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Statement of Assets and Liabilities

December 31, 2021

Assets
Investments at value (a) (b)	$1,688,108,995
Affiliated investments at value (c)	11,194,426
Cash	1,181,937
Receivable for:
Investments sold	1,147,869
Fund shares sold	553,504
Dividends	336,828
Dividends on affiliated investments	891
Prepaid expenses	4,667

Total Assets	1,702,529,117

Liabilities
Collateral for securities loaned	102,059,849
Payables for:
Affiliated investments purchased	676
Investments purchased	1,144,268
Fund shares redeemed	262,189
Accrued Expenses:
Management fees	587,452
Distribution and service fees	91,218
Deferred trustees’ fees	178,812
Other expenses	225,093

Total Liabilities	104,549,557

Net Assets	$1,597,979,560

Net Assets Consist of:
Paid in surplus	$847,427,013
Distributable earnings (Accumulated losses)	750,552,547

Net Assets	$1,597,979,560

Net Assets
Class A	$1,152,532,507
Class B	423,921,416
Class E	17,676,456
Class G	3,849,181
Capital Shares Outstanding*
Class A	42,660,253
Class B	17,596,249
Class E	704,591
Class G	169,303
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$27.02
Class B	24.09
Class E	25.09
Class G	22.74

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,177,704,270.
(b)	Includes securities loaned at value of $99,855,557.
(c)	Identified cost of affiliated investments was $11,194,426.

Statement of Operations

Year Ended December 31, 2021

Investment Income
Dividends (a)	$6,725,753
Dividends from affiliated investments	3,516
Securities lending income	274,222

Total investment income	7,003,491

Expenses
Management fees	7,583,629
Administration fees	66,648
Custodian and accounting fees	128,529
Distribution and service fees—Class B	1,094,372
Distribution and service fees—Class E	27,718
Distribution and service fees—Class G	12,235
Audit and tax services	44,902
Legal	39,973
Trustees’ fees and expenses	51,036
Shareholder reporting	75,937
Insurance	10,869
Miscellaneous	16,079

Total expenses	9,151,927
Less management fee waiver	(364,555)

Net expenses	8,787,372

Net Investment Loss	(1,783,881)

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on :
Investments	242,884,709
Foreign currency transactions	12

Net realized gain (loss)	242,884,721

Net change in unrealized appreciation (depreciation) on:
Investments	(60,112,306)
Foreign currency transactions	(6)

Net change in unrealized appreciation (depreciation)	(60,112,312)

Net realized and unrealized gain (loss)	182,772,409

Net Increase (Decrease) in Net Assets From Operations	$180,988,528

(a)	Net of foreign withholding taxes of $12,231.

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2021	Year Ended December 31, 2020
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$(1,783,881)	$846,608
Net realized gain (loss)	242,884,721	173,466,367
Net change in unrealized appreciation (depreciation)	(60,112,312)	153,010,055

Increase (decrease) in net assets from operations	180,988,528	327,323,030

From Distributions to Shareholders
Class A	(121,488,248)	(98,399,812)
Class B	(50,320,765)	(43,366,119)
Class E	(2,064,750)	(1,726,089)
Class G	(494,041)	(469,228)

Total distributions	(174,367,804)	(143,961,248)

Increase (decrease) in net assets from capital share transactions	(47,060,376)	39,991,106

Total increase (decrease) in net assets	(40,439,652)	223,352,888

Net Assets
Beginning of period	1,638,419,212	1,415,066,324

End of period	$1,597,979,560	$1,638,419,212

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2021		Year Ended December 31, 2020
	Shares	Value	Shares	Value
Class A
Sales	613,177	$16,741,884	$3,545,731	$77,312,850
Reinvestments	4,764,245	121,488,248	4,844,895	98,399,812
Redemptions	(6,150,404)	(169,371,718)	(5,295,191)	(124,407,509)

Net increase (decrease)	(772,982)	$(31,141,586)	3,095,435	$51,305,153

Class B
Sales	974,894	$24,281,515	993,696	$19,327,451
Reinvestments	2,209,959	50,320,765	2,356,854	43,366,119
Redemptions	(3,627,973)	(89,340,798)	(3,577,570)	(73,336,463)

Net increase (decrease)	(443,120)	$(14,738,518)	(227,020)	$(10,642,893)

Class E
Sales	32,595	$832,609	75,462	$1,638,877
Reinvestments	87,120	2,064,750	90,656	1,726,089
Redemptions	(150,700)	(3,830,130)	(164,149)	(3,452,052)

Net increase (decrease)	(30,985)	$(932,771)	1,969	$(87,086)

Class G
Sales	8,060	$196,083	20,304	$388,276
Reinvestments	22,979	494,041	26,813	469,228
Redemptions	(40,343)	(937,625)	(77,429)	(1,441,572)

Net increase (decrease)	(9,304)	$(247,501)	(30,312)	$(584,068)

Increase (decrease) derived from capital shares transactions		$(47,060,376)		$39,991,106

See accompanying notes to financial statements.

BHFTII-13

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2021	2020	2019		2018	2017
Net Asset Value, Beginning of Period	$27.04	$24.43	$21.23		$24.69	$21.41

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.01)	0.03	0.05		0.04	0.05
Net realized and unrealized gain (loss)	2.99	5.09	6.61		(1.34)	4.70

Total income (loss) from investment operations	2.98	5.12	6.66		(1.30)	4.75

Less Distributions
Distributions from net investment income	(0.01)	(0.05)	(0.01)		(0.03)	(0.08)
Distributions from net realized capital gains	(2.99)	(2.46)	(3.45)		(2.13)	(1.39)

Total distributions	(3.00)	(2.51)	(3.46)		(2.16)	(1.47)

Net Asset Value, End of Period	$27.02	$27.04	$24.43		$21.23	$24.69

Total Return (%) (b)	11.67	24.34	33.16		(6.55)	22.88

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.49	0.50	0.50		0.50	0.50
Net ratio of expenses to average net assets (%) (c)	0.47	0.48	0.48		0.48	0.48
Ratio of net investment income (loss) to average net assets (%)	(0.04)	0.13	0.23		0.15	0.20
Portfolio turnover rate (%)	28	36	17		21	22
Net assets, end of period (in millions)	$1,152.5	$1,174.3	$985.3		$834.3	$1,011.9

	Class B
	Year Ended December 31,
	2021	2020	2019		2018	2017
Net Asset Value, Beginning of Period	$24.47	$22.36	$19.71		$23.09	$20.11

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.07)	(0.02)	(0.00	)(d)	(0.02)	(0.01)
Net realized and unrealized gain (loss)	2.68	4.59	6.10		(1.23)	4.40

Total income (loss) from investment operations	2.61	4.57	6.10		(1.25)	4.39

Less Distributions
Distributions from net investment income	0.00	0.00	0.00		0.00	(0.02)
Distributions from net realized capital gains	(2.99)	(2.46)	(3.45)		(2.13)	(1.39)

Total distributions	(2.99)	(2.46)	(3.45)		(2.13)	(1.41)

Net Asset Value, End of Period	$24.09	$24.47	$22.36		$19.71	$23.09

Total Return (%) (b)	11.36	24.04	32.84		(6.78)	22.53

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.74	0.75	0.75		0.75	0.75
Net ratio of expenses to average net assets (%) (c)	0.72	0.73	0.73		0.73	0.73
Ratio of net investment income (loss) to average net assets (%)	(0.29)	(0.11)	(0.02)		(0.10)	(0.05)
Portfolio turnover rate (%)	28	36	17		21	22
Net assets, end of period (in millions)	$423.9	$441.3	$408.4		$352.3	$425.8

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-14

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2021	2020		2019	2018		2017
Net Asset Value, Beginning of Period	$25.34	$23.05		$20.22	$23.61		$20.54

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.05)	(0.00	)(d)	0.02	(0.00	)(d)	0.01
Net realized and unrealized gain (loss)	2.79	4.76		6.26	(1.26)		4.49

Total income (loss) from investment operations	2.74	4.76		6.28	(1.26)		4.50

Less Distributions
Distributions from net investment income	0.00	(0.01)		0.00	0.00		(0.04)
Distributions from net realized capital gains	(2.99)	(2.46)		(3.45)	(2.13)		(1.39)

Total distributions	(2.99)	(2.47)		(3.45)	(2.13)		(1.43)

Net Asset Value, End of Period	$25.09	$25.34		$23.05	$20.22		$23.61

Total Return (%) (b)	11.49	24.20		32.90	(6.67)		22.70

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.64	0.65		0.65	0.65		0.65
Net ratio of expenses to average net assets (%) (c)	0.62	0.63		0.63	0.63		0.63
Ratio of net investment income (loss) to average net assets (%)	(0.19)	(0.01)		0.08	(0.00	)(e)	0.05
Portfolio turnover rate (%)	28	36		17	21		22
Net assets, end of period (in millions)	$17.7	$18.6		$16.9	$14.0		$17.8

	Class G
	Year Ended December 31,
	2021	2020		2019	2018		2017
Net Asset Value, Beginning of Period	$23.26	$21.39		$18.99	$22.33		$19.49

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.08)	(0.03)		(0.01)	(0.03)		(0.02)
Net realized and unrealized gain (loss)	2.55	4.36		5.86	(1.18)		4.25

Total income (loss) from investment operations	2.47	4.33		5.85	(1.21)		4.23

Less Distributions
Distributions from net investment income	0.00	0.00		0.00	0.00		(0.00	)(f)
Distributions from net realized capital gains	(2.99)	(2.46)		(3.45)	(2.13)		(1.39)

Total distributions	(2.99)	(2.46)		(3.45)	(2.13)		(1.39)

Net Asset Value, End of Period	$22.74	$23.26		$21.39	$18.99		$22.33

Total Return (%) (b)	11.34	24.00		32.75	(6.84)		22.46

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.79	0.80		0.80	0.80		0.80
Net ratio of expenses to average net assets (%) (c)	0.77	0.78		0.78	0.78		0.78
Ratio of net investment income (loss) to average net assets (%)	(0.34)	(0.17)		(0.07)	(0.15)		(0.10)
Portfolio turnover rate (%)	28	36		17	21		22
Net assets, end of period (in millions)	$3.8	$4.2		$4.5	$3.5		$3.7

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
(d)	Net investment income (loss) was less than $0.01.
(e)	Ratio of net investment income (loss) to average net assets was less than 0.01%.
(f)	Distributions from net investment income were less than $0.01.

See accompanying notes to financial statements.

BHFTII-15

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2021

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is T. Rowe Price Small Cap Growth Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered and offers four classes of shares: Class A, B, E and G shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2021 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a

BHFTII-16

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

In December 2020, the Securities and Exchange Commission adopted Rule 2a-5, Good Faith Determinations of Fair Value, under the 1940 Act, which is intended to address valuation practices and the role of the board of directors with respect to the fair value of the investments of a registered investment company. Among other things, Rule 2a-5 will permit the Portfolio’s Board to designate the Portfolio’s primary investment adviser to perform the Portfolio’s fair value determinations, which will be subject to the Board’s oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the investment adviser’s fair value determinations. Compliance with Rule 2a-5 will not be required until September 2022. The Adviser continues to review Rule 2a-5 and its impact on the Adviser’s and the Portfolio’s valuation policies and related practices.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization

BHFTII-17

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2021, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2021, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $40,479,479, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2021.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2021 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2021 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2021.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2021. For all securities on loan, the remaining contractual maturity of the agreements is overnight and continuous.

BHFTII-18

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 outbreak. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. In 2017, the UK Financial Conduct Authority (FCA) announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Various financial industry groups have been planning for the transition away from LIBOR and markets are developing in response to these new rates, but there are concerns around liquidity of the new rates and obstacles to converting certain securities and transactions to new rates. Neither the effect of the transition process nor its ultimate success can yet be known. The transition process might, among other things, lead to increased volatility and illiquidity in markets for instruments whose terms include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of related transactions such as hedges, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged

BHFTII-19

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

adverse market conditions for the Portfolio. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Portfolio and may adversely affect the Portfolio’s performance or net asset value.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2021 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$452,824,606	$0	$681,896,815

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2021	% per annum	Average Daily Net Assets
$7,583,629	0.550%	Of the first $100 million
	0.500%	Of the next $300 million
	0.450%	On amounts in excess of $400 million

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. T. Rowe Price Associates, Inc. (“T. Rowe Price”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers - T. Rowe Price agreed to a voluntary subadvisory fee waiver that applies if (i) assets under management by T. Rowe Price for the Trust and Brighthouse Funds Trust I (“BHFTI”), an affiliate of the Trust, in the aggregate, exceed $750 million (ii) T. Rowe Price subadvises three or more portfolios of the Trust and BHFTI in the aggregate, and (iii) at least one of those portfolios is a large cap domestic equity portfolio.

If the aforementioned conditions are met, T. Rowe Price will waive its subadvisory fee paid by Brighthouse Investment Advisers by 5% for combined Trust and BHFTI average daily net assets over $750 million, 7.5% for the next $1.5 billion of combined assets, and 10% for amounts over $3 billion. Brighthouse Investment Advisers has voluntarily agreed to reduce its advisory fee for the Portfolio by the amount waived (if any) by T. Rowe Price for the Portfolio pursuant to this voluntary subadvisory fee waiver. Because these fee waivers are voluntary, and not contractual, they may be discontinued by T. Rowe Price and Brighthouse Investment Advisers at any time. Amounts waived for the year ended December 31, 2021 are shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of

BHFTII-20

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2021 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Transactions in Securities of Affiliated Issuers

A summary of the Portfolio’s transactions in the securities of affiliated issuers during the year ended December 31, 2021 is as follows:

Security Description	Market Value December 31, 2020	Purchases	Sales	Ending Value as of December 31, 2021	Income earned from affiliates during the period	Number of shares held December 31, 2021
T. Rowe Price Government Reserve Fund	$5,707,735	$186,844,771	$(181,358,080)	$11,194,426	$3,516	11,194,426

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2021 was as follows:

Cost basis of investments	$1,189,474,866

Gross unrealized appreciation	574,689,615
Gross unrealized (depreciation)	(64,861,060)

Net unrealized appreciation (depreciation)	$509,828,555

The tax character of distributions paid for the years ended December 31, 2021 and 2020 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2021	2020	2021	2020	2021	2020
$15,436,403	$1,934,570	$158,931,401	$142,026,678	$174,367,804	$143,961,248

As of December 31, 2021, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$9,050,842	$231,851,963	$509,828,555	$—	$750,731,360

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2021, the Portfolio had no accumulated capital losses.

BHFTII-21

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

9. Recent Accounting Pronouncement

In January 2021, the FASB issued Accounting Standards Update No. 2021-01 (“ASU 2021-01”), “Reference Rate Reform (Topic 848)”. ASU 2021-01 is an update of ASU 2020-04, which is in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, as regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The ASU 2021-01 update clarifies that certain optional expedients and exceptions in Topic 848 for contract modifications and hedge accounting apply to derivatives that are affected by the discounting transition. The amendments in this update are effective through December 31, 2022, for all entities. The expedients and exceptions provided by the amendments do not apply to contract modifications and hedging relationships entered into or evaluated after December 31, 2022, except for hedging transactions as of December 31, 2022, that an entity has elected certain optional expedients for and that are retained through the end of the hedging relationship. Management is currently evaluating the impact of the optional guidance on the Portfolio’s financial statements and disclosures.

BHFTII-22

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust II and Shareholders of the T. Rowe Price Small Cap Growth Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the T. Rowe Price Small Cap Growth Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust II), as of December 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the T. Rowe Price Small Cap Growth Portfolio as of December 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2022

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTII-23

Brighthouse Funds Trust II

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, 125 High Street, Suite 732, Boston, Massachusetts 02110. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present); until 2016, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	74	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	74	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield and Merel, Ltd.	74	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	74	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Mid-Con Energy Partners, LP (energy);** Trustee, SharesPost 100 Fund (closed-end fund).** Until 2020, Director, Gainsco, Inc. (auto insurance).**

BHFTII-24

Brighthouse Funds Trust II

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	74	Trustee, HSBC Funds.**

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor).	74	Director and Chairman of the Board of Directors, First Eagle Alternative Capital BDC, Inc.;** Director, First Eagle Credit Opportunities Fund;** Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	Private Investor; Until 2020, President, True North Board Governance, LLC (consulting).	74	Until 2020, Lead Independent Trustee, BMT Investment Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2021-present); formerly Senior Vice President, Brighthouse Investment Advisers, LLC (2017-2021).

Dina Lee (1970)	Secretary, of Trust I and Trust II	From December 2021 (Trust I and Trust II) to present	Executive Vice President, Chief Legal Officer, Brighthouse Investment Advisers, LLC (2021-present); formerly, Associate General Counsel, Neuberger Berman Investment Advisers LLC (2017-2021).

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2013-present); Head of Funds Compliance, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017).

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., an affiliate of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 29 BHF II Portfolios.

BHFTII-25

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 30-December 1, 2021 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2022 through December 31, 2022.

The Board met with personnel of the Adviser on October 20-21, 2021 (the “October Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the October Meeting and the November Meeting are referred to collectively as, the “Meetings”). The Independent Trustees were advised by independent legal counsel throughout year, including during the contract renewal process, and met with independent legal counsel in executive sessions outside of the presence of management.

In considering the continuation of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of assisting the Board in the renewal process, along with various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled Board meetings. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process. The Board also reviewed information with respect to the effect of the ongoing COVID-19 pandemic on the operations of the Adviser and Sub-Advisers, and considered the Adviser’s assessments of the Sub-Advisers’ services and operations during the pandemic.

In considering the continuation of the Agreements, the Board also reviewed, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the October Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of the Sub-Advisory Agreements.

In approving the continuation of each Agreement, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs

BHFTII-26

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

and personnel, trading practices, compliance programs and personnel, risk management, and liquidity risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct regular and periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Board regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered, based on the information provided, each Sub-Adviser’s current level of staffing, business continuity plan and information security program, including in light of the ongoing COVID-19 pandemic and the work-from-home environment. The Board also considered the Sub-Adviser’s compensation program for its personnel and its overall resources. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background, and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, actions taken in response to regulatory developments, including SEC rulemaking, and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser had been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). The Board considered that Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver

BHFTII-27

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *  *  *

T. Rowe Price Small Cap Growth Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and T. Rowe Price Associates, Inc. regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe and the average of its Morningstar Category for the one-, three-, and five-year periods ended June 30, 2021. The Board also considered that the Portfolio underperformed its benchmark, the MSCI U.S. Small Cap Growth Index, for the one-, three-, and five-year periods ended October 31, 2021. The Board took into account management’s discussion of the Portfolio’s performance, including with respect to prevailing market conditions. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTII-28

Brighthouse Funds Trust II

VanEck Global Natural Resources Portfolio

Managed By Van Eck Associates Corporation

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2021, the Class A and B shares of the VanEck Global Natural Resources Portfolio returned 18.82% and 18.51%, respectively. The Portfolio’s benchmark, the S&P North American Natural Resources Sector Index¹, returned 39.94%.

MARKET ENVIRONMENT / CONDITIONS

The year 2021 was marked by a strong rebound in demand across the resources space. The Commodity Research Bureau Raw Industrials Spot Price Index (“RIND Index”), an index we believe provides a decent reflection of the state of the global industrial economy, trended higher throughout the first half of the year. Not only did those trends continue within the industrial economy over the second half of the year, with the RIND Index hitting a record high toward the end of November, before declining slightly into year-end, but, within areas such as metals, agriculture, and even renewable energy components.

U.S. unemployment rates fell throughout the year, and the economy strengthened enough to sway the U.S. Federal Reserve Bank (the “Fed”) into signaling potential monetary policy changes in 2022. The year was, in particular, highlighted by a collective shift in sentiment around inflation. The first half of the year was dominated by talk of inflation as “transitory.” and the second half was dominated by an acknowledgement of the actual state of affairs and a consideration around the risk of persistent, longer-term inflation.

Early in 2021, political issues cast a pall on China’s economy. As one of the world’s largest consumers of commodities, there was also some doubt as to whether commodities could sustain their price rally without the full strength of China’s demand. However, by mid-year, the country’s fiscal and monetary easing accelerated and aided in further gains for the space.

In the first half of the year, crude oil was among the dominant factors in the “reopening” trade, with prices rising inexorably as U.S. weekly gasoline demand rallied back to life. Prices advanced steadily through the second half of 2021, marching up to a seven-year high in October. During that time, estimates for global demand had also reached nearly 99 million barrels per day, a significant change from estimates of some 94 million barrels per day near the beginning of the year.

On a global basis, inventories of energy (e.g., crude products, coal, and natural gas) declined throughout the year, tightening supply in the physical markets. Evidence of this was found not only in record natural gas shortages in Europe but also in the current pressure seen on coal and natural gas prices in China.

OPEC+ (the “Organization of Petroleum Exporting Countries” together with 10 non-OPEC partner countries) appeared to be on a glide path, gradually bringing production back online with rising demand. In contrast with last year, 2021 was marked by notable solidarity within OPEC+ as the group often stood united on its decisions and shirked demands from various governments to either raise or reduce its production levels.

The price of gold remained relatively range-bound during 2021, hovering around $1,800 per ounce over the second half of the year. The metal often found itself bouncing back and forth between anticipation of the U.S. Fed raising rates, higher inflation numbers, and more negative real rates—with markets seemingly unable to determine exactly how (and which way) this might influence gold’s price.

Physical markets continued to tighten in “energy transition metals” or “green metals” (metals and minerals characterized as central to the facilitation of industrial-level production of renewable energy technologies), with some prices notching sizable gains on the year. Although retreating from highs seen late in the second quarter of 2021, prices remained at elevated levels by the end of December and when compared with prior years.

Grain, fertilizer, and food prices experienced a strong, albeit volatile, year. Having been affected quite strongly by high energy prices during the year, including sporadic shutdowns by producers in both China and Europe, most fertilizers finished the year close to their all-time highs.

BHFTII-1

Brighthouse Funds Trust II

VanEck Global Natural Resources Portfolio

Managed By Van Eck Associates Corporation

Portfolio Manager Commentary*—(Continued)

Following an exceptional 2020, renewable and alternative energy equipment manufacturers and service providers suffered from a malaise during the year. In an industry where progress is often measured in miles instead of inches, companies with robust, resilient, and disciplined business models demonstrated their ability to endure a year’s worth of losses. Advancements in national and international “Net Zero” targets gained further traction at both the company and government levels. Yet, while expectations on the year were for stronger unification around decarbonization efforts, particularly given the highly-anticipated 26th United Nations Climate Change Conference (COP 26) in Glasgow, Scotland, such efforts appeared to have fallen somewhat short by most estimates.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The primary driver of the Portfolio’s relative underperformance against the benchmark on the year was its underweighting to the Energy sector, in particular to the integrated oil and gas and oil and gas storage and transportation sub-industries. In the Materials sector, the Portfolio’s overweight positions in the fertilizers and agricultural chemicals and copper sub-industries were positive contributors to relative performance.

The three largest detractors from the Portfolio’s relative performance on a sub-industry level were integrated oil and gas, oil and gas storage and transportation and oil and gas exploration and production. The Portfolio’s top three individual detractors were the solar energy company, Sunrun, renewable project financier Hannon Armstrong and semiconductor equipment company (solar inverter manufacturer) SolarEdge Technologies. During the year, all three companies continued to suffer from the malaise that struck renewable energy companies off the back of an exceptional 2020. In addition, structural growth stories, such as that for renewable and alternative energy, also remained a challenge during the second half of the year.

The top three contributing sub-industries to the Portfolio’s relative performance were fertilizers and agricultural chemicals, copper, and diversified metals and mining. The Portfolio’s three top contributing individual positions were copper mining company, Freeport-McMoRan, which benefited from strong copper prices and its ongoing commitment to financial prudence, and oil and gas exploration and production companies Devon Energy and Diamondback Energy, both of which benefited from strong oil prices and recently implemented dividend policies.

The Portfolio’s largest purchases during the year were of new positions in oil and gas exploration and production company EQT and steel company Vale and increased weighting in oil & gas refining & marketing company Valero Energy.

The Portfolio’s largest sales represented reductions in position sizing of electrical components & equipment company Sunrun, as well as in copper companies Freeport-McMoRan and First Quantum Minerals.

On both an absolute and relative basis, the Portfolio’s weightings to the oil and gas exploration and production and oil and gas equipment and services sub-industries increased. The Portfolio’s weightings in the copper sub-industry decreased along with electrical components & equipment and the semiconductor equipment sub-industries (to neither of which the benchmark had any exposure).

As of December 31, 2021, the Portfolio’s two most substantially underweight positions relative to the benchmark were in the integrated oil and gas sub-industry and oil and gas storage and transportation sub-industry (to which the Portfolio had no exposure). The Portfolio also had underweight positions in the paper packaging sub-industry (to which the Portfolio had no exposure) and the oil and gas exploration and production sub-industry.

As of December 31, 2021, the Portfolio’s most substantially overweight positions relative to the benchmark were in the fertilizers and agricultural chemicals, diversified metals and mining, and copper sub-industries. The Portfolio also had an overweight position in the agricultural products sub-industry.

Shawn Reynolds

Charles Cameron

Portfolio Managers

Van Eck Associates Corporation

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The S&P North American Natural Resources Sector Index was developed as an equity benchmark for U.S. traded natural resource related stocks.

BHFTII-2

Brighthouse Funds Trust II

VanEck Global Natural Resources Portfolio

A $10,000 INVESTMENT COMPARED TO THE S&P NORTH AMERICAN NATURAL RESOURCES SECTOR INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2021

	1 Year	5 Year	10 Year
VanEck Global Natural Resources Portfolio
Class A	18.82	2.90	0.41
Class B	18.51	2.64	0.16
S&P North American Natural Resources Sector Index	39.94	1.27	1.27

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2021

Top Holdings

% of Net Assets
Freeport-McMoRan, Inc.	4.3
Pioneer Natural Resources Co.	4.2
First Quantum Minerals, Ltd.	4.0
Nutrien, Ltd.	3.8
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	3.6
Anglo American plc	3.4
Diamondback Energy, Inc.	3.4
Devon Energy Corp.	3.3
SolarEdge Technologies, Inc.	3.1
Bunge, Ltd.	3.0

Top Sectors

% of Net Assets
Materials	42.2
Energy	28.8
Industrials	9.9
Consumer Staples	6.5
Information Technology	5.1
Financials	3.6
Utilities	1.4
Consumer Discretionary	0.6

BHFTII-3

Brighthouse Funds Trust II

VanEck Global Natural Resources Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2021 through December 31, 2021.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

VanEck Global Natural Resources Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period** July 1, 2021 to December 31, 2021
Class A (a)	Actual	0.74%	$1,000.00	$1,000.00	$3.73
	Hypothetical*	0.74%	$1,000.00	$1,021.48	$3.77

Class B (a)	Actual	0.99%	$1,000.00	$998.30	$4.99
	Hypothetical*	0.99%	$1,000.00	$1,020.22	$5.04

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTII-4

Brighthouse Funds Trust II

VanEck Global Natural Resources Portfolio

Schedule of Investments as of December 31, 2021

Common Stocks—98.5% of Net Assets

Security Description	Shares	Value

Chemicals—10.0%
Corteva, Inc.	531,633	$25,135,608
FMC Corp. (a)	199,600	21,934,044
Mosaic Co. (The)	327,700	12,875,333
Nutrien, Ltd.	558,023	41,963,330
Yara International ASA	172,800	8,729,543

		110,637,858

Electrical Equipment—6.2%
ESS Tech, Inc. (b)	315,000	3,603,600
Fluence Energy, Inc. (a)(b)	48,940	1,740,306
FREYR Battery S.A. (a)(b)	1,149,100	12,846,938
Solid Power, Inc. (b)	125,000	1,092,500
Soltec Power Holdings S.A. (a)(b)	168,589	1,186,882
Stem, Inc. (a)(b)	1,373,432	26,054,005
Sunrun, Inc. (a)(b)	669,800	22,974,140

		69,498,371

Electronic Equipment, Instruments & Components—1.4%
IPG Photonics Corp. (a)(b)	88,500	15,234,390

Energy Equipment & Services—3.2%
Baker Hughes Co. (a)	316,900	7,624,614
ChampionX Corp. (a)(b)	469,500	9,488,595
Liberty Oilfield Services, Inc.—Class A (a)(b)	1,328,110	12,882,667
Solaris Oilfield Infrastructure, Inc.—Class A (a)	842,200	5,516,410

		35,512,286

Food Products—6.7%
Benson Hill, Inc. (a)(b)	394,900	2,878,821
Benson Hill, Inc. (b)	315,000	2,296,350
Bunge, Ltd. (a)	363,300	33,917,688
Darling Ingredients, Inc. (a)(b)	164,800	11,418,992
Tyson Foods, Inc.—Class A	270,300	23,559,348

		74,071,199

Independent Power and Renewable Electricity Producers—1.4%
Ormat Technologies, Inc. (a)	191,400	15,178,020

Machinery—1.8%
Chart Industries, Inc. (a)(b)	127,820	20,386,012

Marine—0.9%
Kirby Corp. (a)(b)	170,231	10,115,126

Metals & Mining—30.9%
Agnico Eagle Mines, Ltd. (U.S. Listed Shares)	383,433	20,375,630
Allkem Ltd. (b)	358,147	2,725,370
Anglo American plc	928,600	38,010,272
B2Gold Corp. (a)	1,722,700	6,770,211
Barrick Gold Corp.	1,036,135	19,686,565
Ecograf, Ltd. (b)	2,031,649	1,002,461
Endeavour Mining plc (a)	469,700	10,296,676
Euro Manganese, Inc. (b)	2,950,307	1,062,861
First Quantum Minerals, Ltd. (a)	1,877,800	44,935,378
Freeport-McMoRan, Inc.	1,153,800	48,148,074
Kinross Gold Corp.	2,355,600	13,686,036
Kirkland Lake Gold, Ltd.	259,664	10,892,905
Lundin Mining Corp. (a)	2,375,600	18,554,827
MP Materials Corp. (a)(b)	357,385	16,232,427
Newmont Corp.	457,117	28,350,396
Nouveau Monde Graphite, Inc. (b)	249,933	1,747,032
Piedmont Lithium, Inc. (a)(b)	113,200	5,938,472
Rio Tinto plc (ADR) (a)	291,500	19,513,010
Sibanye Stillwater, Ltd. (ADR) (a)	1,767,300	22,161,942
Talon Metals Corp. (a)(b)	2,180,600	1,051,556
Vale S.A. (ADR) (a)	931,000	13,052,620

		344,194,721

Mortgage Real Estate Investment Trusts—3.6%
Hannon Armstrong Sustainable Infrastructure Capital, Inc. (a)	743,843	39,512,940

Oil, Gas & Consumable Fuels—25.6%
Chevron Corp.	191,400	22,460,790
ConocoPhillips	364,922	26,340,070
Coterra Energy, Inc.	1,524,085	28,957,615
Devon Energy Corp. (a)	835,982	36,825,007
Diamondback Energy, Inc. (a)	347,606	37,489,307
EQT Corp. (a)(b)	1,034,500	22,562,445
Equinor ASA (ADR) (a)	993,300	26,153,589
Neste Oyj	161,200	7,948,820
Pioneer Natural Resources Co. (a)	256,387	46,631,668
Valero Energy Corp.	395,200	29,683,472

		285,052,783

Paper & Forest Products—1.3%
Louisiana-Pacific Corp. (a)	190,600	14,933,510

Road & Rail—1.2%
TuSimple Holdings, Inc.—Class A (a)(b)	141,650	5,078,153
Union Pacific Corp.	34,400	8,666,392

		13,744,545

Semiconductors & Semiconductor Equipment—3.7%
Enphase Energy, Inc. (a)(b)	38,600	7,061,484
SolarEdge Technologies, Inc. (a)(b)	121,700	34,145,369

		41,206,853

Specialty Retail—0.6%
EVgo, Inc. (b)	635,000	6,311,900

Total Common Stocks (Cost $763,121,743)		1,095,590,514

Warrants—0.1%

Electrical Equipment—0.1%
FREYR Battery S.A., Expires 09/01/27 (b)	251,000	928,700

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

VanEck Global Natural Resources Portfolio

Schedule of Investments as of December 31, 2021

Warrants—(Continued)

Security Description	Shares/ Principal Amount*	Value

Food Products—0.0%
Benson Hill, Inc., Expires 12/24/25 (b)	125,625	$154,519

Total Warrants (Cost $381,941)		1,083,219

Short-Term Investment—1.4%

Mutual Funds—1.4%
AIM STIT-STIC Prime Portfolio	16,096,111	16,096,111

Total Short-Term Investments (Cost $16,096,111)		16,096,111

Securities Lending Reinvestments(c)—24.8%

Certificates of Deposit—8.3%
Bank of Montreal
0.300%, 06/02/22	9,000,000	9,000,567
Barclays Bank plc
0.180%, 04/07/22	9,000,000	8,998,713
Cooperatieve Rabobank UA
0.170%, 03/18/22	5,000,000	4,999,650
Credit Industriel et Commercial
Zero Coupon, 04/14/22	6,000,000	5,995,920
Credit Suisse (NY)
0.270%, 03/18/22	5,000,000	5,000,000
Goldman Sachs Bank USA
0.170%, 02/04/22	5,000,000	5,000,175
Mitsubishi UFJ Trust International Ltd.
Zero Coupon, 03/15/22	2,000,000	1,999,160
Mizuho Bank, Ltd.
0.160%, 03/25/22	5,000,000	4,999,450
MUFG Bank Ltd.
0.250%, 05/04/22	5,000,000	5,000,050
National Australia Bank, Ltd.
Zero Coupon, 04/25/22	2,000,000	1,998,460
0.160%, 03/02/22	2,000,000	1,999,900
Nationwide Building Society
Zero Coupon, 01/04/22	7,000,000	6,999,860
Natixis S.A. (New York)
0.190%, 3M LIBOR + 0.040%, 02/11/22 (d)	2,000,000	1,999,918
0.330%, 06/09/22	2,000,000	2,000,320
Oversea-Chinese Banking Corp., Ltd.
Zero Coupon, 04/14/22	1,100,000	1,099,252
0.240%, 3M LIBOR + 0.020%, 03/25/22 (d)	1,000,000	1,000,001
Societe Generale
0.150%, 03/15/22	5,000,000	4,999,485
Standard Chartered Bank (NY)
0.150%, 02/02/22	3,000,000	3,000,057
0.170%, 03/28/22	3,000,000	2,999,718
Sumitomo Mitsui Banking Corp.
0.150%, SOFR + 0.100%, 03/15/22 (d)	5,000,000	4,999,145
Sumitomo Mitsui Trust Bank, Ltd.
Zero Coupon, 03/15/22	3,000,000	2,998,740
Zero Coupon, 03/21/22	2,000,000	1,999,080
Zero Coupon, 04/19/22	3,000,000	2,997,840

		92,085,461

Commercial Paper—2.2%
Antalis S.A.
0.230%, 03/01/22	4,000,000	$3,998,276
Macquarie Bank Ltd.
0.270%, 03/07/22	7,000,000	6,996,472
Skandinaviska Enskilda Banken AB
0.200%, 04/28/22	6,000,000	5,995,380
UBS AG
0.240%, 03/30/22	5,000,000	4,995,175
0.350%, 06/08/22	3,000,000	2,994,429

		24,979,732

Repurchase Agreements—13.8%
Barclays Bank plc Repurchase Agreement dated 12/31/21 at 0.350%, due on 02/04/22 with a maturity value of $1,500,510; collateralized by various Common Stock with an aggregate market value of $1,667,025.	1,500,000	1,500,000
Barclays Capital, Inc. Repurchase Agreement dated 12/31/21 at 0.010%, due on 01/03/22 with a maturity value of $11,916,593; collateralized by U.S. Treasury Obligations at 0.000%, maturity dates ranging from 02/15/22—11/15/51, and an aggregate market value of $12,154,914.	11,916,583	11,916,583
BofA Securities, Inc. Repurchase Agreement dated 12/31/21 at 0.190%, due on 01/04/22 with a maturity value of $5,000,106; collateralized by U.S. Treasury Obligations with rates ranging from 0.125%—4.500%, maturity dates ranging from 02/15/22—02/15/45, and various Common Stock with an aggregate market value of $5,156,705.	5,000,000	5,000,000
Repurchase Agreement dated 12/31/21 at 0.350%, due on 02/04/22 with a maturity value of $5,001,701; collateralized by U.S. Treasury Obligations with rates ranging from 0.000%—4.375%, maturity dates ranging from 01/15/22—11/15/43, and various Common Stock with an aggregate market value of $5,169,123.	5,000,000	5,000,000
Citigroup Global Markets, Inc. Repurchase Agreement dated 12/31/21 at 0.420%, due on 02/04/22 with a maturity value of $10,004,083; collateralized by U.S. Treasury Obligations at 0.125%, maturing 10/15/25, and various Common Stock with an aggregate market value of $10,916,181.	10,000,000	10,000,000
Deutsche Bank AG, London Repurchase Agreement dated 12/31/21 at 0.150%, due on 01/03/22 with a maturity value of $500,006; collateralized by Foreign Obligations with rates ranging from 0.375%—1.875%, maturity dates ranging from 04/14/22—11/16/23, and an aggregate market value of $510,008.	500,000	500,000
ING Financial Markets LLC Repurchase Agreement dated 12/31/21 at 0.030%, due on 01/03/22 with a maturity value of $25,000,063; collateralized by U.S. Government Agency Obligations with rates ranging from 0.110%—4.300%, maturity dates ranging from 01/05/22—02/15/61, and an aggregate market value of $25,500,043.	25,000,000	25,000,000

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

VanEck Global Natural Resources Portfolio

Schedule of Investments as of December 31, 2021

Securities Lending Reinvestments(c)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
National Bank Financial, Inc. Repurchase Agreement dated 12/31/21 at 0.070%, due on 01/03/22 with a maturity value of $4,530,362; collateralized by U.S. Treasury Obligations with rates ranging from 0.000%—2.875%, maturity dates ranging from 02/03/22—11/15/47, and an aggregate market value of $4,623,076.	4,530,335	$4,530,335
National Bank of Canada Repurchase Agreement dated 12/31/21 at 0.070%, due on 01/07/22 with a maturity value of $18,500,252; collateralized by U.S. Treasury Obligations with rates ranging from 0.000%—5.250%, maturity dates ranging from 01/31/22—11/15/51, and an aggregate market value of $18,878,013.	18,500,000	18,500,000
Repurchase Agreement dated 12/31/21 at 0.200%, due on 01/07/22 with a maturity value of $27,701,077; collateralized by various Common Stock with an aggregate market value of $30,783,609.	27,700,000	27,700,000
Natwest Market Securities, Inc. Repurchase Agreement dated 12/31/21 at 0.050%, due on 01/03/22 with a maturity value of $10,000,042; collateralized by U.S. Treasury Obligations with rates ranging from 0.750%—2.875%, maturity dates ranging from 11/15/22—10/31/28, and an aggregate market value of $10,200,045.	10,000,000	10,000,000
NBC Global Finance, Ltd. Repurchase Agreement dated 12/31/21 at 0.190%, due on 01/03/22 with a maturity value of $12,000,190; collateralized by U.S. Treasury Obligations with rates ranging from 0.125%—5.000%, maturity dates ranging from 04/30/22—02/15/49, and various Common Stock with an aggregate market value of $13,330,519.	12,000,000	12,000,000
Repurchase Agreement dated 12/31/21 at 0.235%, due on 01/07/22 with a maturity value of $1,200,055; collateralized by U.S. Treasury Obligations with rates ranging from 0.125%—5.000%, maturity dates ranging from 04/30/22—02/15/49, and various Common Stock with an aggregate market value of $1,333,052.	1,200,000	1,200,000
Repurchase Agreement dated 12/31/21 at 0.250%, due on 01/07/22 with a maturity value of $2,400,117; collateralized by U.S. Treasury Obligations with rates ranging from 0.139%—2.250%, maturity dates ranging from 10/31/22—11/15/25, and various Common Stock with an aggregate market value of $2,666,904.	2,400,000	2,400,000
Societe Generale Repurchase Agreement dated 12/31/21 at 0.170%, due on 01/03/22 with a maturity value of $7,000,099; collateralized by various Common Stock with an aggregate market value of $7,777,974.	7,000,000	7,000,000
Repurchase Agreement dated 12/31/21 at 0.200%, due on 01/07/22 with a maturity value of $1,626,079; collateralized by various Common Stock with an aggregate market value of $1,806,730.	1,626,016	1,626,016

Repurchase Agreements—(Continued)
TD Prime Services LLC Repurchase Agreement dated 12/31/21 at 0.140%, due on 01/03/22 with a maturity value of $10,000,117; collateralized by various Common Stock with an aggregate market value of $11,053,646.	10,000,000	$10,000,000

		153,872,934

Time Deposit—0.5%
Rabobank (New York)
0.050%, 01/03/22	5,000,000	5,000,000

Total Securities Lending Reinvestments (Cost $275,948,047)		275,938,127

Total Investments—124.8% (Cost $1,055,547,842)		1,388,707,971
Other assets and liabilities (net)—(24.8)%		(276,068,881)

Net Assets—100.0%		$1,112,639,090

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of December 31, 2021, the market value of securities loaned was $324,819,886 and the collateral received consisted of cash in the amount of $275,927,153 and non-cash collateral with a value of $56,859,506. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Non-income producing security.
(c)	Represents investment of cash collateral received from securities on loan as of December 31, 2021.
(d)	Variable or floating rate security. The stated rate represents the rate at December 31, 2021. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.

Glossary of Abbreviations

Index Abbreviations

(LIBOR)—	London Interbank Offered Rate
(SOFR)—	Secured Overnight Financing Rate

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

VanEck Global Natural Resources Portfolio

Schedule of Investments as of December 31, 2021

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1—unadjusted quoted prices in active markets for identical investments

Level 2—other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3—significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2021:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Chemicals	$101,908,315	$8,729,543	$—	$110,637,858
Electrical Equipment	68,311,489	1,186,882	—	69,498,371
Electronic Equipment, Instruments & Components	15,234,390	—	—	15,234,390
Energy Equipment & Services	35,512,286	—	—	35,512,286
Food Products	74,071,199	—	—	74,071,199
Independent Power and Renewable Electricity Producers	15,178,020	—	—	15,178,020
Machinery	20,386,012	—	—	20,386,012
Marine	10,115,126	—	—	10,115,126
Metals & Mining	301,393,757	42,800,964	—	344,194,721
Mortgage Real Estate Investment Trusts	39,512,940	—	—	39,512,940
Oil, Gas & Consumable Fuels	277,103,963	7,948,820	—	285,052,783
Paper & Forest Products	14,933,510	—	—	14,933,510
Road & Rail	13,744,545	—	—	13,744,545
Semiconductors & Semiconductor Equipment	41,206,853	—	—	41,206,853
Specialty Retail	6,311,900	—	—	6,311,900
Total Common Stocks	1,034,924,305	60,666,209	—	1,095,590,514
Total Warrants*	1,083,219	—	—	1,083,219
Total Short-Term Investment*	16,096,111	—	—	16,096,111
Total Securities Lending Reinvestments*	—	275,938,127	—	275,938,127
Total Investments	$1,052,103,635	$336,604,336	$—	$1,388,707,971

Collateral for Securities Loaned (Liability)	$—	$(275,927,153)	$—	$(275,927,153)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

VanEck Global Natural Resources Portfolio

Statement of Assets and Liabilities

December 31, 2021

Assets
Investments at value (a)(b)	$1,388,707,971
Cash denominated in foreign currencies (c)	2,660
Receivable for:
Fund shares sold	8,028
Dividends	986,617
Prepaid expenses	3,414

Total Assets	1,389,708,690
Liabilities
Collateral for securities loaned	275,927,153
Payables for:
Fund shares redeemed	110,040
Accrued Expenses:
Management fees	662,757
Distribution and service fees	21,157
Deferred trustees’ fees	177,575
Other expenses	170,918

Total Liabilities	277,069,600

Net Assets	$1,112,639,090

Net Assets Consist of:
Paid in surplus	$1,052,686,368
Distributable earnings (Accumulated losses)	59,952,722

Net Assets	$1,112,639,090

Net Assets
Class A	$1,012,304,547
Class B	100,334,543
Capital Shares Outstanding*
Class A	83,823,216
Class B	8,373,415
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$12.08
Class B	11.98

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,055,547,842.
(b)	Includes securities loaned at value of $324,819,886.
(c)	Identified cost of cash denominated in foreign currencies was $2,617.

Statement of Operations

Year Ended December 31, 2021

Investment Income
Dividends (a)	$29,998,673
Securities lending income	1,848,488

Total investment income	31,847,161
Expenses
Management fees	9,002,007
Administration fees	53,117
Custodian and accounting fees	114,442
Distribution and service fees—Class B	262,991
Audit and tax services	44,902
Legal	39,973
Trustees’ fees and expenses	51,036
Shareholder reporting	30,992
Insurance	8,227
Miscellaneous	16,357

Total expenses	9,624,044
Less management fee waiver	(743,951)
Less broker commission recapture	(15,497)

Net expenses	8,864,596

Net Investment Income	22,982,565

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on :
Investments	207,217,036
Foreign currency transactions	(8,107)

Net realized gain (loss)	207,208,929

Net change in unrealized appreciation (depreciation) on:
Investments	(18,871,414)
Foreign currency transactions	43

Net change in unrealized appreciation (depreciation)	(18,871,371)

Net realized and unrealized gain (loss)	188,337,558

Net Increase (Decrease) in Net Assets From Operations	$211,320,123

(a)	Net of foreign withholding taxes of $1,356,586.

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

VanEck Global Natural Resources Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2021	Year Ended December 31, 2020
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$22,982,565	$13,797,632
Net realized gain (loss)	207,208,929	(106,550,790)
Net change in unrealized appreciation (depreciation)	(18,871,371)	332,104,481

Increase (decrease) in net assets from operations	211,320,123	239,351,323

From Distributions to Shareholders
Class A	(12,696,851)	(13,816,457)
Class B	(1,035,249)	(1,162,127)

Total distributions	(13,732,100)	(14,978,584)

Increase (decrease) in net assets from capital share transactions	(309,878,845)	(189,720,588)

Total increase (decrease) in net assets	(112,290,822)	34,652,151

Net Assets
Beginning of period	1,224,929,912	1,190,277,761

End of period	$1,112,639,090	$1,224,929,912

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2021		Year Ended December 31, 2020
	Shares	Value	Shares	Value
Class A
Sales	1,998,858	$22,887,786	12,587,372	$79,644,430
Reinvestments	1,058,071	12,696,851	2,025,873	13,816,457
Redemptions	(27,649,540)	(317,819,147)	(32,437,156)	(264,998,656)

Net increase (decrease)	(24,592,611)	$(282,234,510)	(17,823,911)	$(171,537,769)

Class B
Sales	673,325	$7,598,157	2,449,480	$14,292,532
Reinvestments	86,777	1,035,249	171,406	1,162,127
Redemptions	(3,116,189)	(36,277,741)	(4,266,178)	(33,637,478)

Net increase (decrease)	(2,356,087)	$(27,644,335)	(1,645,292)	$(18,182,819)

Increase (decrease) derived from capital shares transactions		$(309,878,845)		$(189,720,588)

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

VanEck Global Natural Resources Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$10.29	$8.59	$7.69	$10.78	$10.86

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.24	0.10	0.12	0.06	0.02
Net realized and unrealized gain (loss)	1.70	1.70	0.83	(3.13)	(0.09)

Total income (loss) from investment operations	1.94	1.80	0.95	(3.07)	(0.07)

Less Distributions
Distributions from net investment income	(0.15)	(0.10)	(0.05)	(0.02)	(0.01)

Total distributions	(0.15)	(0.10)	(0.05)	(0.02)	(0.01)

Net Asset Value, End of Period	$12.08	$10.29	$8.59	$7.69	$10.78

Total Return (%) (b)	18.82	21.58	12.44 (c)	(28.64)	(0.62)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.81	0.81	0.81	0.81	0.81
Net ratio of expenses to average net assets (%) (d)	0.74	0.75	0.77	0.80	0.80
Ratio of net investment income (loss) to average net assets (%)	2.01	1.34	1.46	0.62	0.21
Portfolio turnover rate (%)	23	48	33	24	23
Net assets, end of period (in millions)	$1,012.3	$1,115.4	$1,084.7	$837.8	$991.7

	Class B
	Year Ended December 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$10.21	$8.53	$7.62	$10.71	$10.79

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.20	0.08	0.10	0.04	(0.01)
Net realized and unrealized gain (loss)	1.69	1.68	0.84	(3.13)	(0.07)

Total income (loss) from investment operations	1.89	1.76	0.94	(3.09)	(0.08)

Less Distributions
Distributions from net investment income	(0.12)	(0.08)	(0.03)	0.00	0.00

Total distributions	(0.12)	(0.08)	(0.03)	0.00	0.00

Net Asset Value, End of Period	$11.98	$10.21	$8.53	$7.62	$10.71

Total Return (%) (b)	18.51	21.18	12.35	(28.85)	(0.74)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.06	1.06	1.06	1.06	1.06
Net ratio of expenses to average net assets (%) (d)	0.99	1.00	1.02	1.05	1.05
Ratio of net investment income (loss) to average net assets (%)	1.76	1.09	1.20	0.36	(0.05)
Portfolio turnover rate (%)	23	48	33	24	23
Net assets, end of period (in millions)	$100.3	$109.6	$105.5	$90.3	$134.4

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Generally accepted accounting principles may require adjustments to be made to the net assets of the Portfolio at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the returns reported in the portfolio manager commentary section of this report.
(d)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

VanEck Global Natural Resources Portfolio

Notes to Financial Statements—December 31, 2021

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is VanEck Global Natural Resources Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered and offers two classes of shares: Class A and B shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2021 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a

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Brighthouse Funds Trust II

VanEck Global Natural Resources Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

In December 2020, the Securities and Exchange Commission adopted Rule 2a-5, Good Faith Determinations of Fair Value, under the 1940 Act, which is intended to address valuation practices and the role of the board of directors with respect to the fair value of the investments of a registered investment company. Among other things, Rule 2a-5 will permit the Portfolio’s Board to designate the Portfolio’s primary investment adviser to perform the Portfolio’s fair value determinations, which will be subject to the Board’s oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the investment adviser’s fair value determinations. Compliance with Rule 2a-5 will not be required until September 2022. The Adviser continues to review Rule 2a-5 and its impact on the Adviser’s and the Portfolio’s valuation policies and related practices.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization

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Brighthouse Funds Trust II

VanEck Global Natural Resources Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2021, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2021, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $153,872,934, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2021.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2021 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2021 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2021.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2021. For all securities on loan, the remaining contractual maturity of the agreements is overnight and continuous.

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Brighthouse Funds Trust II

VanEck Global Natural Resources Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with Capital Institutional Services, Inc. (“CAPIS”). Under this arrangement, the Portfolio directs certain trades to CAPIS in return for a recapture credit. CAPIS issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 outbreak. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Natural Resource and Foreign Investment Risk: The Portfolio may concentrate its investments in companies which are significantly engaged in the exploration, development, production and distribution of gold and other natural resources such as strategic and other metals, minerals, forest products, oil, natural gas and coal and by investing in gold bullion and coins. Since the Portfolio may concentrate its investments, it may be subject to greater risks and market fluctuations than other more diversified portfolios. The production and marketing of gold and other natural resources may be affected by actions and changes in governments. In addition, gold and natural resources may be cyclical in nature. In addition, the investments by the Portfolio in foreign securities, whether direct or indirect, may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation, unexpected market closures or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

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Brighthouse Funds Trust II

VanEck Global Natural Resources Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. In 2017, the UK Financial Conduct Authority (FCA) announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Various financial industry groups have been planning for the transition away from LIBOR and markets are developing in response to these new rates, but there are concerns around liquidity of the new rates and obstacles to converting certain securities and transactions to new rates. Neither the effect of the transition process nor its ultimate success can yet be known. The transition process might, among other things, lead to increased volatility and illiquidity in markets for instruments whose terms include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of related transactions such as hedges, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Portfolio and may adversely affect the Portfolio’s performance or net asset value.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2021 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$256,688,451	$0	$568,853,664

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2021	% per annum	Average Daily Net Assets
$9,002,007	0.800%	Of the first $250 million
	0.775%	Of the next $750 million
	0.750%	On amounts in excess of $1 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Van Eck Associates Corporation is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 30, 2021 to April 30, 2022, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.050%	Of the first $500 million
0.075%	On amounts over $500 million

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Brighthouse Funds Trust II

VanEck Global Natural Resources Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

An identical agreement was in place for the period April 30, 2020 to April 30, 2021. Amounts waived for the year ended December 31, 2021 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2021 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2021 was as follows:

Cost basis of investments	$1,068,659,878

Gross unrealized appreciation	338,812,124
Gross unrealized (depreciation)	(18,764,032)

Net unrealized appreciation (depreciation)	$320,048,092

The tax character of distributions paid for the years ended December 31, 2021 and 2020 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2021	2020	2021	2020	2021	2020
$13,732,100	$14,978,584	$—	$—	$13,732,100	$14,978,584

As of December 31, 2021, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$25,170,363	$—	$320,048,136	$(285,088,106)	$60,130,393

BHFTII-17

Brighthouse Funds Trust II

VanEck Global Natural Resources Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2021, the Portfolio had accumulated short-term capital losses of $1,167,665 and accumulated long-term capital losses of $283,920,441.

During the year ended December 31, 2021, the Portfolio utilized accumulated short-term capital losses of $47,657,290 and accumulated long-term capital losses of $157,836,191.

8. Recent Accounting Pronouncement

In January 2021, the FASB issued Accounting Standards Update No. 2021-01 (“ASU 2021-01”), “Reference Rate Reform (Topic 848)”. ASU 2021-01 is an update of ASU 2020-04, which is in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, as regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The ASU 2021-01 update clarifies that certain optional expedients and exceptions in Topic 848 for contract modifications and hedge accounting apply to derivatives that are affected by the discounting transition. The amendments in this update are effective through December 31, 2022, for all entities. The expedients and exceptions provided by the amendments do not apply to contract modifications and hedging relationships entered into or evaluated after December 31, 2022, except for hedging transactions as of December 31, 2022, that an entity has elected certain optional expedients for and that are retained through the end of the hedging relationship. Management is currently evaluating the impact of the optional guidance on the Portfolio’s financial statements and disclosures.

BHFTII-18

Brighthouse Funds Trust II

VanEck Global Natural Resources Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust II and Shareholders of the VanEck Global Natural Resources Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the VanEck Global Natural Resources Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust II), as of December 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the VanEck Global Natural Resources Portfolio as of December 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2022

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTII-19

Brighthouse Funds Trust II

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, 125 High Street, Suite 732, Boston, Massachusetts 02110. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present); until 2016, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	74	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	74	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield and Merel, Ltd.	74	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	74	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Mid-Con Energy Partners, LP (energy);** Trustee, SharesPost 100 Fund (closed-end fund).** Until 2020, Director, Gainsco, Inc. (auto insurance).**

BHFTII-20

Brighthouse Funds Trust II

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	74	Trustee, HSBC Funds.**

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor).	74	Director and Chairman of the Board of Directors, First Eagle Alternative Capital BDC, Inc.;** Director, First Eagle Credit Opportunities Fund;** Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	Private Investor; Until 2020, President, True North Board Governance, LLC (consulting).	74	Until 2020, Lead Independent Trustee, BMT Investment Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2021-present); formerly Senior Vice President, Brighthouse Investment Advisers, LLC (2017-2021).

Dina Lee (1970)	Secretary, of Trust I and Trust II	From December 2021 (Trust I and Trust II) to present	Executive Vice President, Chief Legal Officer, Brighthouse Investment Advisers, LLC (2021-present); formerly, Associate General Counsel, Neuberger Berman Investment Advisers LLC (2017-2021).

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2013-present); Head of Funds Compliance, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017).

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., an affiliate of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 29 BHF II Portfolios.

BHFTII-21

Brighthouse Funds Trust II

VanEck Global Natural Resources Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 30-December 1, 2021 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2022 through December 31, 2022.

The Board met with personnel of the Adviser on October 20-21, 2021 (the “October Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the October Meeting and the November Meeting are referred to collectively as, the “Meetings”). The Independent Trustees were advised by independent legal counsel throughout year, including during the contract renewal process, and met with independent legal counsel in executive sessions outside of the presence of management.

In considering the continuation of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of assisting the Board in the renewal process, along with various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled Board meetings. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process. The Board also reviewed information with respect to the effect of the ongoing COVID-19 pandemic on the operations of the Adviser and Sub-Advisers, and considered the Adviser’s assessments of the Sub-Advisers’ services and operations during the pandemic.

In considering the continuation of the Agreements, the Board also reviewed, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the October Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of the Sub-Advisory Agreements.

In approving the continuation of each Agreement, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs

BHFTII-22

Brighthouse Funds Trust II

VanEck Global Natural Resources Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

and personnel, trading practices, compliance programs and personnel, risk management, and liquidity risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct regular and periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Board regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered, based on the information provided, each Sub-Adviser’s current level of staffing, business continuity plan and information security program, including in light of the ongoing COVID-19 pandemic and the work-from-home environment. The Board also considered the Sub-Adviser’s compensation program for its personnel and its overall resources. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background, and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, actions taken in response to regulatory developments, including SEC rulemaking, and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser had been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). The Board considered that Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver

BHFTII-23

Brighthouse Funds Trust II

VanEck Global Natural Resources Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *  *  *

VanEck Global Natural Resources Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Van Eck Associates Corporation regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed, underperformed, and performed equal to the median of its Performance Universe for the one-, three-, and five-year periods ended June 30, 2021, respectively. The Board also considered that the Portfolio underperformed the average of its Morningstar Category for the three- and five-year periods ended June 30, 2021 and outperformed the average of its Morningstar Category for the one-year period ended June 30, 2021. The Board also considered that the Portfolio outperformed its benchmark, the S&P North American Natural Resources Sector Index, for the three- and five-year periods ended October 31, 2021 and underperformed its benchmark for the one-year period ended October 31, 2021. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were equal to the Expense Group median and above the Sub-advised Expense Universe median. The Board considered that the Portfolio’s actual management fees were above the Expense Universe median and the Portfolio’s total expenses (exclusive of 12b-1 fees) were below the Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were above the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTII-24

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Managed by Western Asset Management Company, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2021, the Class A, B, and E shares of the Western Asset Management Strategic Bond Opportunities Portfolio returned 2.82%, 2.61%, and 2.68%, respectively. The Portfolio’s benchmark, the Bloomberg U.S. Aggregate Bond Index¹, returned -1.54%.

MARKET ENVIRONMENT / CONDITIONS

The 2021 reporting year was dominated by the ongoing COVID-19 pandemic. Optimism over the global economic outlook rose throughout the beginning of the year against a backdrop of slowing COVID-19 case counts, increased vaccination efforts, and the anticipation of the eventual reopening of economies. However, the Delta variant caused an increase in cases in late summer, and the Omicron variant saw cases surge during the winter. Cautious optimism grew later in December, however, as early reports appeared to show that Omicron might be a milder variant and lead to less severe symptoms than previous waves even though it is more transmissible.

In terms of fiscal policy, the $1.9 trillion Covid relief bill made its way through the U.S. Congress via the budget reconciliation process in the first quarter and was signed by President Biden in mid-March. The plan sent direct payments of up to $1,400 to most Americans, extended a $300 per week unemployment insurance supplement, and expanded the child tax credit. The bill also provided $350 billion to support state and local municipalities and nearly $20 billion for COVID-19 vaccinations.

The U.S. economic recovery continued throughout the year, although the data was volatile with large monthly and quarterly swings. U.S. Gross Domestic Product (“GDP”) growth was strong during the first half of 2021, with the first quarter up 6.3% and the second quarter up 6.7%. Third-quarter growth weakened considerably to only 2.1%, although the Atlanta Federal Reserve was projecting a nice bounce in fourth-quarter growth as of the end of 2021. Job growth was also volatile, with big monthly upside and downside misses compared to consensus expectations. The unemployment rate trended steadily lower, starting the year at 6.7% and ended at 4.2% as of the November report.

U.S. inflation increased over 2021 and accelerated sharply over the fourth quarter. The October Consumer Price Index (“CPI”) report saw the headline year-over-year (“YoY”) increase accelerate to 6.2% from 5.4% the month prior. The November CPI report was in line with expectations as the headline monthly increase was 0.8%, and the YoY increase was 6.8%. Energy prices continued to drive inflation higher as they surged 3.5% in November and were up over 33% on a YoY basis led by gasoline, which was up 58% since last year. Used car prices have also been a major contributor to the inflation burst, rising 2.5% in November and up over 31% since last year.

After announcing the start of their tapering program in early November, the U.S. Federal Reserve (the “Fed”) announced during their December meeting that the pace of tapering would be doubled to $30 billion per month so that purchases will now be completed by mid-March 2022. The Fed also updated their Summary of Economic Projections (“SEP”), which showed that the median committee member expected three hikes in 2022, up from one expected hike, as of September. The SEP release also updated 2022 GDP projections to 4% (up from 3.8%), Core Personal Consumption Expenditures (“PCE”) up to 2.7% (up from 2.3%), and the unemployment rate at the end of 2022 to 3.5% (down from 3.8%).

Risk assets generally performed well during the reporting period. After considerable spread tightening during the first half of 2021, there was some softness during the second half, primarily due to the emergence of COVID-19 variants.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Western Asset Management Strategic Bond Opportunities Portfolio outperformed its benchmark over the reporting period, returning 2.82% versus the Bloomberg U.S. Aggregate Bond Index return of -1.54%.

Over the 12 month period, the largest contributor to the Portfolio’s outperformance was its tactical credit exposure, including High Yield (“HY”) and Bank Loans, and to a lesser extent, Investment-Grade (“IG”) corporates, as spreads tightened over the year with HY outperforming. The team calibrated exposure within Bank Loans and HY via the primary and secondary markets over the period. The Portfolio continued to favor Bank Loans and HY corporate credit on the view that key fundamental metrics such as leverage, cash flow coverage, and defaults are on an improving trajectory. Bank Loans also play very well in a rising rate environment and in a market where we do not expect significant spread tightening. Moreover, Bank Loans currently offer superior yield and income versus HY, which is a technical that does not appear often. This is why the team has been incrementally adding exposure to this sector over the past year. Meanwhile, HY bonds continue to look attractive, but at spread levels in the mid-300s, the team believes the way to approach this segment of the market is to steer clear of names that could result in impairment or default and to instead focus on issuers that we believe offer stable, reliable sources of income. The same applies to IG credit, where the Portfolio’s allocation is biased toward crossover credits that offer more carry.

Structured product exposures, in aggregate, also contributed significantly to the Portfolio’s outperformance as spreads generally tightened over the period. The Portfolio increased its Agency Mortgage-Backed Securities (“MBS”) exposure over the second and third quarters and selectively added to single-asset single-borrower deals within Commercial Mortgage-Backed Securities, while maintaining diversified exposures across Asset-Backed Securities and a focus on legacy and credit risk-transfer deals within Non-Agency Residential Mortgage-Backed Securities (“RMBS”). Sourcing paper in the mortgage credit space has been a challenge, but the team re-

BHFTII-1

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Managed by Western Asset Management Company, LLC

Portfolio Manager Commentary*—(Continued)

mained patient in building up exposure in subordinated tranches of credit risk transfer issues and in select single-asset, single-borrower deals.

The Portfolio’s exposure to Emerging Markets (“EM”) currency and debt had a small positive impact as U.S. dollar bond spreads widened and most currencies weakened versus the dollar over the year, with positive performance in the second quarter partially offset by negative performance in the fourth quarter. In the first quarter, the team reduced EM exposure, mainly in local currency-denominated debt, on the view that EM countries remained vulnerable to a combined higher U.S. rates and stronger U.S. dollar environment. The Portfolio’s modest EM allocation was largely maintained for the rest of the period, and the team remains comfortable with current exposures given their higher-quality bias (e.g., away from troubled idiosyncratic risk stories such as Turkey).

In Foreign Exchange (“FX”), the team had focused on highly liquid markets such as the Canadian dollar, Australian dollar, and Norwegian krone to take views on commodity price volatility and growth in China over the period.

In terms of detractors, the Portfolio’s macro positioning, including the effects of both duration and yield curve, was negative for performance. The team actively managed U.S. duration exposure to capitalize on U.S. rate volatility over the period. The Portfolio responded to the sharp back-up in U.S. Treasury (“UST”) rates in the first quarter by adding duration via primary auctions for intermediate and longer-dated issues. During the second quarter and into the beginning of the third quarter, the team incrementally trimmed U.S. duration as the UST curve flattened, with long-end rates falling and short-end rates rising, on the back of waning optimism around U.S. growth and inflation. In September, the team added duration as the front end of the curve was pricing in more than three full hikes through December 2023. In the fourth quarter, when the curve was pricing in more than six hikes through December 2023, the team further added to the very front end of the curve. Following the sharp move lower in nominal yields in December as Omicron fears escalated, the team moved to reduce the Portfolio’s duration going into year-end. For reference, the yield on the 10-year UST rose from 0.91% to 1.51%, and the UST 5s30s curve (spread between 5- and 30-year Treasury yields) flattened from 128 basis points to 64 basis points over the year.

During 2021, the team utilized derivatives including UST and Eurodollar futures and options as well as interest rate swaps to manage the Portfolio’s duration and yield curve exposure, which was beneficial to relative returns. The team also used non-U.S. interest rate futures and swaps to manage the Portfolio’s exposure to the German, Australian, Canadian, Brazilian, and Mexican bond markets, which also benefitted performance. Credit default swaps on single names and on the CDX HY index were used as an efficient, low-cost way of adjusting credit exposures on the margin, and they detracted slightly. The team also used MBS derivatives to gain exposure to specific characteristics of MBS, and they were a slight contributor. The team used foreign exchange forwards and options to hedge and take outright positions in a variety of currencies, and they added to returns. Finally, equity options were used for tail risk hedging, and they detracted from performance.

In terms of positioning, as of December 31, 2021, the Portfolio’s duration was approximately 5.5 years, or modestly short versus the Bloomberg U.S. Aggregate Bond Index (6.4 years) and focused on the front and long-end segments of the yield curve (2-, 5- and 30-year points). In terms of sector exposure, the Portfolio remained diversified across HY and Bank Loans, which offered strong income and return generation potential, EM Debt for attractive spread pick-up, Mortgage Credit with an emphasis on RMBS due to the better fundamental outlook for housing, Collateralized Loan Obligation tranches given their attractive valuations, and IG Corporate Credit (mainly for carry and liquidity).

S. Kenneth Leech

Michael Buchanan

Mark S. Lindbloom

Annabel Rudebeck

Portfolio Managers

Western Asset Management Company, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities.

BHFTII-2

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

A $10,000 INVESTMENT COMPARED TO THE BLOOMBERG U.S. AGGREGATE BOND INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2021

	1 Year	5 Year	10 Year
Western Asset Management Strategic Bond Opportunities Portfolio
Class A	2.82	5.55	5.21
Class B	2.61	5.30	4.96
Class E	2.68	5.39	5.06
Bloomberg U.S. Aggregate Bond Index	-1.54	3.57	2.90

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2021

Top Sectors

% of Net Assets
Corporate Bonds & Notes	48.5
Floating Rate Loans	21.4
Asset-Backed Securities	7.8
Mortgage-Backed Securities	7.7
U.S. Treasury & Government Agencies	7.2
Foreign Government	4.0
Convertible Preferred Stocks	1.1
Convertible Bonds	0.6
Preferred Stocks	0.1
Purchased Options	0.1

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Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2021 through December 31, 2021.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Western Asset Management Strategic Bond Opportunities Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period** July 1, 2021 to December 31, 2021
Class A (a)	Actual	0.54%	$1,000.00	$1,012.50	$2.74
	Hypothetical*	0.54%	$1,000.00	$1,022.48	$2.75

Class B (a)	Actual	0.79%	$1,000.00	$1,011.90	$4.01
	Hypothetical*	0.79%	$1,000.00	$1,021.22	$4.02

Class E (a)	Actual	0.69%	$1,000.00	$1,011.90	$3.50
	Hypothetical*	0.69%	$1,000.00	$1,021.73	$3.52

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTII-4

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2021

Corporate Bonds & Notes—48.5% of Net Assets

Security Description	Principal Amount*	Value

Advertising—0.3%
Clear Channel Outdoor Holdings, Inc. 7.500%, 06/01/29 (144A) (a)	9,570,000	$10,215,975

Aerospace/Defense—0.9%
Boeing Co. (The)
2.196%, 02/04/26	3,730,000	3,729,111
3.250%, 02/01/35	1,740,000	1,753,302
5.930%, 05/01/60	7,880,000	10,934,949
TransDigm, Inc. 4.625%, 01/15/29 (a)	1,470,000	1,465,120
5.500%, 11/15/27 (a)	3,480,000	3,584,400
6.250%, 03/15/26 (144A) (a)	1,840,000	1,912,450
8.000%, 12/15/25 (144A)	3,300,000	3,481,401

		26,860,733

Agriculture—0.1%
Altria Group, Inc. 2.450%, 02/04/32 (a)	530,000	503,190
4.800%, 02/14/29 (a)	115,000	129,713
5.950%, 02/14/49	829,000	1,034,535
Vector Group, Ltd. 10.500%, 11/01/26 (144A) (a)	2,800,000	2,901,500

		4,568,938

Airlines—1.4%
Air Canada 3.875%, 08/15/26 (144A) (a)	3,620,000	3,692,400
Air Canada Pass-Through Trust 4.125%, 05/15/25 (144A)	510,217	522,332
American Airlines Pass-Through Trust 4.950%, 02/15/25	3,181,500	3,169,408
American Airlines, Inc. 11.750%, 07/15/25 (144A) (a)	1,470,000	1,813,612
American Airlines, Inc./AAdvantage Loyalty IP, Ltd 5.500%, 04/20/26 (144A) (a)	3,570,000	3,712,354
5.750%, 04/20/29 (144A) (a)	3,200,000	3,419,904
Delta Air Lines, Inc. / SkyMiles IP, Ltd. 4.750%, 10/20/28 (144A)	990,000	1,081,062
7.000%, 05/01/25 (144A)	12,520,000	14,315,489
Hawaiian Brand Intellectual Property Ltd. / HawaiianMiles Loyalty, Ltd. 5.750%, 01/20/26 (144A) (a)	4,020,000	4,205,925
Spirit Loyalty Cayman, Ltd. / Spirit IP Cayman, Ltd. 8.000%, 09/20/25 (144A)	4,655,999	5,140,619
United Airlines Pass-Through Trust 4.875%, 01/15/26	673,500	701,182
United Airlines, Inc. 4.625%, 04/15/29 (144A) (a)	1,260,000	1,299,375

		43,073,662

Auto Manufacturers—1.1%
Ford Motor Co. 3.250%, 02/12/32 (a)	4,270,000	4,372,480
Ford Motor Credit Co. LLC 3.625%, 06/17/31 (a)	3,640,000	3,831,773
4.000%, 11/13/30 (a)	7,300,000	7,853,340

Auto Manufacturers—(Continued)
General Motors Co. 6.125%, 10/01/25 (a)	970,000	1,114,267
6.600%, 04/01/36	5,134,000	6,943,974
PM General Purchaser LLC 9.500%, 10/01/28 (144A) (a)	8,640,000	8,753,746

		32,869,580

Auto Parts & Equipment—0.1%
American Axle & Manufacturing, Inc. 5.000%, 10/01/29 (a)	1,830,000	1,795,047

Banks—4.1%
Banco Mercantil del Norte S.A. 6.875%, 5Y H15 + 5.035%, 07/06/22 (144A) (b)	800,000	809,008
7.625%, 10Y H15 + 5.353%, 01/10/28 (144A) (b)	800,000	858,796
Barclays Bank plc 7.625%, 11/21/22	2,817,000	2,971,933
Barclays plc 2.000%, 5Y EUR Swap + 1.900%, 02/07/28 (EUR) (b)	7,010,000	8,121,745
5.088%, 3M LIBOR + 3.054%, 06/20/30 (b)	200,000	226,866
7.750%, 5Y USD Swap + 4.842%, 09/15/23 (b)	3,650,000	3,916,888
8.000%, 5Y H15 + 5.672%, 06/15/24 (a) (b)	5,160,000	5,703,245
BBVA Bancomer S.A. 5.125%, 5Y H15 + 2.650%, 01/18/33 (144A) (b)	8,480,000	8,702,685
Citigroup, Inc. 4.450%, 09/29/27 (a)	1,564,000	1,743,891
Credit Agricole S.A. 7.875%, 5Y USD Swap + 4.898%, 01/23/24 (144A) (a) (b)	1,750,000	1,914,063
8.125%, 5Y USD Swap + 6.185%, 12/23/25 (144A) (a) (b)	7,050,000	8,348,962
Credit Suisse Group AG 7.250%, 5Y USD ICE Swap + 4.332%, 09/12/25 (144A) (b)	650,000	714,272
7.500%, 5Y USD Swap + 4.600%, 07/17/23 (144A) (b)	3,390,000	3,584,925
Goldman Sachs Group, Inc. (The) 6.750%, 10/01/37	2,000,000	2,835,797
HSBC Holdings plc 6.000%, 5Y USD ICE Swap + 3.746%, 05/22/27 (a) (b)	390,000	419,738
6.500%, 5Y USD ICE Swap + 3.606%, 03/23/28 (b)	670,000	737,992
Intesa Sanpaolo S.p.A. 3.125%, 07/14/22 (144A)	1,470,000	1,486,736
3.375%, 01/12/23 (144A)	1,900,000	1,941,312
5.710%, 01/15/26 (144A) (a)	16,030,000	17,729,761
JPMorgan Chase & Co. 3.109%, SOFR + 2.440%, 04/22/51 (b)	6,500,000	6,715,605
Lloyds Banking Group plc 4.582%, 12/10/25	1,011,000	1,102,833
4.650%, 03/24/26 (a)	2,320,000	2,553,994
4.947%, 5Y EURIBOR ICE Swap + 5.290%, 06/27/25 (EUR) (b)	5,450,000	6,749,606
7.500%, 5Y USD Swap + 4.760%, 06/27/24 (b)	3,580,000	3,958,084
Natwest Group plc 4.500%, 5Y UK Government Bond + 3.992%, 03/31/28 (GBP) (b)	6,600,000	8,888,763

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2021

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Banks—(Continued)
Santander UK Group Holdings plc 7.375%, 5Y GBP Swap + 5.543%, 06/24/22 (GBP) (b)	2,620,000	$3,621,660
UBS AG 7.625%, 08/17/22	2,850,000	2,960,052
UBS Group AG 7.000%, 5Y USD Swap + 4.344%, 01/31/24 (144A) (a) (b)	3,600,000	3,881,700
UniCredit S.p.A.
5.459%, 5Y H15 + 4.750%, 06/30/35 (144A) (a) (b)	4,960,000	5,404,078
7.296%, 5Y USD ICE Swap + 4.914%, 04/02/34 (144A) (b)	1,750,000	2,096,552
Wells Fargo & Co. 5.013%, SOFR + 4.502%, 04/04/51 (b)	3,360,000	4,588,194

		125,289,736

Beverages—0.3%
Anheuser-Busch InBev Worldwide, Inc. 5.550%, 01/23/49	1,870,000	2,587,066
5.800%, 01/23/59 (a)	1,110,000	1,604,890
Triton Water Holdings, Inc. 6.250%, 04/01/29 (144A) (a)	4,540,000	4,354,314

		8,546,270

Biotechnology—0.2%
Cidron Aida Finco Sarl 6.250%, 04/01/28 (144A) (GBP)	4,110,000	5,493,552

Building Materials—0.2%
SRM Escrow Issuer LLC 6.000%, 11/01/28 (144A) (a)	6,430,000	6,864,347

Chemicals—0.3%
LSF11 A5 HoldCo LLC 6.625%, 10/15/29 (144A) (a)	6,610,000	6,510,850
Minerals Technologies, Inc. 5.000%, 07/01/28 (144A) (a)	1,690,000	1,751,770

		8,262,620

Commercial Services—2.5%
Adtalem Global Education, Inc. 5.500%, 03/01/28 (144A) (a)	4,990,000	4,877,725
Allied Universal Holdco LLC / Allied Universal Finance Corp. 6.625%, 07/15/26 (144A) (a)	7,000,000	7,344,400
Carriage Services, Inc. 4.250%, 05/15/29 (144A) (a)	5,320,000	5,293,400
CoreCivic, Inc. 8.250%, 04/15/26 (a)	9,890,000	10,335,050
Legends Hospitality Holding Co. LLC / Legends Hospitality Co-Issuer, Inc. 5.000%, 02/01/26 (144A) (a)	6,680,000	6,713,400
Metropolitan Museum of Art (The) 3.400%, 07/01/45 (a)	2,025,000	2,304,425
MPH Acquisition Holdings LLC 5.500%, 09/01/28 (144A) (a)	4,480,000	4,541,600
5.750%, 11/01/28 (144A) (a)	280,000	266,280
Paysafe Finance plc / Paysafe Holdings US Corp. 4.000%, 06/15/29 (144A) (a)	6,480,000	6,010,200

Commercial Services—(Continued)
Prime Security Services Borrower LLC / Prime Finance, Inc. 6.250%, 01/15/28 (144A) (a)	2,720,000	2,835,600
Rent-A-Center, Inc. 6.375%, 02/15/29 (144A) (a)	3,490,000	3,638,325
RR Donnelley & Sons Co. 6.125%, 11/01/26 (144A) (a)	3,100,000	3,394,500
StoneMor, Inc. 8.500%, 05/15/29 (144A) (a)	7,980,000	8,239,350
United Rentals North America, Inc. 5.250%, 01/15/30 (a)	7,000,000	7,577,500
WW International, Inc. 4.500%, 04/15/29 (144A)	1,680,000	1,608,180

		74,979,935

Computers—0.4%
CA Magnum Holdings 5.375%, 10/31/26 (144A) (a)	1,600,000	1,654,000
NCR Corp. 5.125%, 04/15/29 (144A) (a)	7,220,000	7,474,144
Vericast Corp. 11.000%, 09/15/26 (144A) (a)	1,800,000	1,903,500
13.000%, 10/15/27 (144A)	230,000	283,475

		11,315,119

Distribution/Wholesale—1.0%
American News Co. LLC 8.500%, 10.000% PIK, 09/01/26 (144A) (c)	18,517,067	21,109,456
H&E Equipment Services, Inc. 3.875%, 12/15/28 (144A) (a)	5,820,000	5,776,350
Ritchie Bros Holdings, Inc. 4.750%, 12/15/31 (144A) (a)	3,150,000	3,287,813

		30,173,619

Diversified Financial Services—2.1%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust 3.300%, 01/30/32	2,410,000	2,455,240
4.500%, 09/15/23 (a)	990,000	1,038,433
Aviation Capital Group LLC 5.500%, 12/15/24 (144A)	3,560,000	3,894,953
Avolon Holdings Funding, Ltd. 4.250%, 04/15/26 (144A)	2,950,000	3,126,100
B3 SA - Brasil Bolsa Balcao 4.125%, 09/20/31 (144A) (a)	7,000,000	6,746,320
Carlyle Holdings II Finance LLC 5.625%, 03/30/43 (144A)	3,370,000	4,386,552
Coinbase Global, Inc. 3.625%, 10/01/31 (144A)	5,000,000	4,600,000
Global Aircraft Leasing Co., Ltd. 6.500%, 7.250% PIK, 09/15/24 (144A) (c)	13,250,865	12,787,085
Jane Street Group / JSG Finance, Inc. 4.500%, 11/15/29 (144A)	1,530,000	1,545,300
KKR Group Finance Co. II LLC 5.500%, 02/01/43 (144A)	130,000	173,572
LD Holdings Group LLC 6.125%, 04/01/28 (144A) (a)	3,760,000	3,543,800

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2021

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Diversified Financial Services—(Continued)
MasterCard, Inc. 3.850%, 03/26/50 (a)	1,180,000	$1,418,138
Midcap Financial Issuer Trust 5.625%, 01/15/30 (144A) (a)	2,150,000	2,155,601
6.500%, 05/01/28 (144A)	5,020,000	5,233,350
Navient Corp. 5.625%, 08/01/33	1,680,000	1,600,208
Park Aerospace Holdings, Ltd. 4.500%, 03/15/23 (144A)	3,800,000	3,921,598
5.250%, 08/15/22 (144A)	344,000	351,541
Rocket Mortgage LLC / Rocket Mortgage Co-Issuer, Inc. 4.000%, 10/15/33 (144A) (a)	4,510,000	4,568,089

		63,545,880

Electric—1.0%
AES Corp. (The) 2.450%, 01/15/31 (a)	3,070,000	2,991,118
FirstEnergy Corp. 4.400%, 07/15/27 (a)	1,640,000	1,766,340
7.375%, 11/15/31	590,000	796,146
NRG Energy, Inc. 3.625%, 02/15/31 (144A) (a)	4,300,000	4,192,500
NSG Holdings LLC / NSG Holdings, Inc. 7.750%, 12/15/25 (144A)	1,341,347	1,433,565
Panoche Energy Center LLC 6.885%, 07/31/29 (144A)	512,472	500,942
Southern California Edison Co. 3.900%, 03/15/43	1,217,000	1,296,264
Talen Energy Supply LLC 6.625%, 01/15/28 (144A) (a)	3,710,000	3,255,525
7.250%, 05/15/27 (144A) (a)	1,730,000	1,531,050
7.625%, 06/01/28 (144A) (a)	580,000	516,258
TransAlta Corp. 6.500%, 03/15/40 (a)	9,409,000	10,910,817

		29,190,525

Electronics—0.1%
Sensata Technologies B.V. 4.000%, 04/15/29 (144A) (a)	2,000,000	2,042,500

Energy-Alternate Sources—0.2%
Alta Wind Holdings LLC 7.000%, 06/30/35 (144A)	867,100	996,946
Sunnova Energy Corp. 5.875%, 09/01/26 (144A) (a)	3,850,000	3,927,000

		4,923,946

Engineering & Construction—0.1%
TopBuild Corp. 3.625%, 03/15/29 (144A) (a)	3,990,000	4,019,925

Entertainment—0.6%
Allen Media LLC / Allen Media Co-Issuer, Inc. 10.500%, 02/15/28 (144A)	6,590,000	6,875,380

Entertainment—(Continued)
AMC Entertainment Holdings, Inc. 10.000%, 06/15/26 (144A)	960,000	948,533
Boyne USA, Inc. 4.750%, 05/15/29 (144A)	2,930,000	3,017,900
Mohegan Gaming & Entertainment 7.875%, 10/15/24 (144A) (a)	3,537,000	3,696,165
Wynn Resorts Finance LLC / Wynn Resorts Capital Corp. 7.750%, 04/15/25 (144A) (a)	4,268,000	4,476,065

		19,014,043

Environmental Control—0.2%
Madison IAQ LLC 5.875%, 06/30/29 (144A) (a)	6,590,000	6,589,999

Food—0.4%
Co-operative Group Holdings, Ltd. 7.500%, 07/08/26 (GBP) (d)	2,410,000	3,741,549
Kraft Heinz Foods Co. 5.500%, 06/01/50	3,370,000	4,562,594
Simmons Foods, Inc. 4.625%, 03/01/29 (144A)	4,580,000	4,511,300

		12,815,443

Food Service—0.1%
TKC Holdings, Inc. 10.500%, 05/15/29 (144A) (a)	2,050,000	2,214,000

Forest Products & Paper—0.3%
Suzano Austria GmbH 3.125%, 01/15/32 (a)	5,000,000	4,837,550
5.750%, 07/14/26 (a)	4,200,000	4,788,042

		9,625,592

Healthcare-Products—0.2%
Mozart Debt Merger Sub, Inc. 5.250%, 10/01/29 (144A) (a)	7,220,000	7,318,481

Healthcare-Services—1.3%
Akumin, Inc. 7.000%, 11/01/25 (144A) (a)	5,690,000	5,415,173
CHS/Community Health Systems, Inc. 6.125%, 04/01/30 (144A) (a)	10,700,000	10,585,724
6.875%, 04/15/29 (144A) (a)	3,630,000	3,698,062
Fresenius Medical Care U.S. Finance II, Inc. 4.750%, 10/15/24 (144A)	700,000	754,313
HCA, Inc. 5.500%, 06/15/47	360,000	471,075
5.625%, 09/01/28 (a)	6,430,000	7,513,391
Radiology Partners, Inc. 9.250%, 02/01/28 (144A) (a)	5,630,000	5,912,176
Tenet Healthcare Corp. 4.625%, 06/15/28 (144A)	1,080,000	1,109,700
U.S. Renal Care, Inc. 10.625%, 07/15/27 (144A) (a)	3,931,000	3,989,965

		39,449,579

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2021

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Home Builders—0.1%
MDC Holdings, Inc. 6.000%, 01/15/43 (a)	2,195,000	$2,776,750

Insurance—0.8%
AXA S.A. 8.600%, 12/15/30	1,320,000	1,904,323
Liberty Mutual Insurance Co. 7.697%, 10/15/97 † (144A)	2,600,000	4,083,027
Massachusetts Mutual Life Insurance Co. 3.375%, 04/15/50 † (144A)	800,000	843,636
4.900%, 04/01/77 † (144A)	6,285,000	8,209,264
NMI Holdings, Inc. 7.375%, 06/01/25 (144A) (a)	5,040,000	5,722,920
Prudential Financial, Inc. 5.625%, 3M LIBOR + 3.920%, 06/15/43 (b)	550,000	572,279
5.875%, 3M LIBOR + 4.175%, 09/15/42 (b)	1,200,000	1,226,438
Teachers Insurance & Annuity Association of America 4.900%, 09/15/44 † (144A) (a)	1,771,000	2,273,496
6.850%, 12/16/39 † (144A)	216,000	322,246

		25,157,629

Internet—0.4%
Acuris Finance U.S., Inc. / Acuris Finance Sarl 5.000%, 05/01/28 (144A)	2,900,000	2,885,500
Photo Holdings Merger Sub, Inc. 8.500%, 10/01/26 (144A) (a)	1,790,000	1,861,994
Tencent Holdings, Ltd. 3.595%, 01/19/28 (144A) (a)	8,110,000	8,608,649

		13,356,143

Investment Companies—0.2%
The Vanguard Group, Inc. 3.050%, 08/28/50	7,460,000	7,295,077

Iron/Steel—0.2%
Vale Overseas, Ltd. 6.250%, 08/10/26 (a)	3,990,000	4,618,465
6.875%, 11/10/39 (a)	2,180,000	2,926,672

		7,545,137

Leisure Time—1.7%
Carnival Corp. 9.875%, 08/01/27 (144A)	9,840,000	11,244,316
Carnival plc 7.875%, 06/01/27	12,206,000	14,146,754
NCL Corp., Ltd. 10.250%, 02/01/26 (144A) (a)	2,635,000	3,064,874
12.250%, 05/15/24 (144A) (a)	5,198,000	6,159,630
Royal Caribbean Cruises, Ltd. 11.500%, 06/01/25 (144A)	3,195,000	3,578,400
Saga plc 5.500%, 07/15/26 (GBP)	5,800,000	7,575,819
VOC Escrow, Ltd. 5.000%, 02/15/28 (144A) (a)	5,680,000	5,623,200

		51,392,993

Lodging—0.9%
Las Vegas Sands Corp. 2.900%, 06/25/25	50,000	49,863
3.200%, 08/08/24	560,000	570,132
Melco Resorts Finance, Ltd. 5.375%, 12/04/29 (144A) (a)	8,230,000	7,983,100
Sands China, Ltd. 2.300%, 03/08/27 (144A)	1,440,000	1,355,472
2.850%, 03/08/29 (144A) (a)	1,240,000	1,166,889
3.250%, 08/08/31 (144A) (a)	470,000	441,593
5.125%, 08/08/25	4,610,000	4,836,167
Wynn Macau, Ltd. 4.875%, 10/01/24 (144A)	2,890,000	2,716,600
5.125%, 12/15/29 (144A)	5,550,000	5,041,897
5.500%, 01/15/26 (144A) (a)	990,000	930,600
5.625%, 08/26/28 (144A) (a)	3,080,000	2,852,034

		27,944,347

Machinery-Construction & Mining—0.2%
Vertiv Group Corp. 4.125%, 11/15/28 (144A) (a)	5,780,000	5,837,800

Machinery-Diversified—0.3%
Granite U.S. Holdings Corp. 11.000%, 10/01/27 (144A) (a)	7,520,000	8,178,000

Media—2.6%
CCO Holdings LLC / CCO Holdings Capital Corp. 4.500%, 05/01/32 (a)	4,940,000	5,082,025
5.000%, 02/01/28 (144A) (a)	5,990,000	6,229,600
Charter Communications Operating LLC / Charter Communications Operating Capital Corp. 3.500%, 03/01/42 (a)	470,000	455,847
4.200%, 03/15/28	4,010,000	4,391,514
5.375%, 04/01/38	1,580,000	1,885,457
CSC Holdings LLC 4.500%, 11/15/31 (144A) (a)	4,820,000	4,759,750
6.500%, 02/01/29 (144A) (a)	11,000,000	11,770,000
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc. 5.875%, 08/15/27 (144A) (a)	7,640,000	7,821,144
DISH DBS Corp. 5.125%, 06/01/29	8,560,000	7,789,600
5.750%, 12/01/28 (144A) (a)	4,330,000	4,373,300
7.750%, 07/01/26 (a)	1,360,000	1,434,800
Gannett Holdings LLC 6.000%, 11/01/26 (144A) (a)	4,410,000	4,503,713
iHeartCommunications, Inc. 4.750%, 01/15/28 (144A) (a)	3,610,000	3,660,973
Liberty Interactive LLC 8.250%, 02/01/30 (a)	1,190,000	1,303,050
8.500%, 07/15/29 (a)	5,190,000	5,657,100
Time Warner Cable LLC 5.875%, 11/15/40	1,942,000	2,423,446
Univision Communications, Inc. 9.500%, 05/01/25 (144A)	5,160,000	5,514,750

		79,056,069

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2021

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Metal Fabricate/Hardware—0.3%
Park-Ohio Industries, Inc. 6.625%, 04/15/27 (a)	8,368,000	$8,121,144

Mining—2.3%
Alcoa Nederland Holding B.V. 6.125%, 05/15/28 (144A) (a)	2,212,000	2,380,665
Anglo American Capital plc 4.000%, 09/11/27 (144A)	2,740,000	2,945,924
Barrick Gold Corp. 5.250%, 04/01/42 (a)	2,520,000	3,267,965
Barrick North America Finance LLC 5.750%, 05/01/43	6,029,000	8,191,135
First Quantum Minerals, Ltd. 6.875%, 03/01/26 (144A) (a)	5,000,000	5,193,750
6.875%, 10/15/27 (144A) (a)	15,460,000	16,638,825
Freeport Minerals Corp. 7.125%, 11/01/27	4,240,000	5,257,600
Freeport-McMoRan, Inc. 5.450%, 03/15/43 (a)	10,000,000	12,570,900
Glencore Finance Canada, Ltd. 5.550%, 10/25/42 (144A)	1,000,000	1,272,820
Hudbay Minerals, Inc. 4.500%, 04/01/26 (144A)	2,660,000	2,660,000
6.125%, 04/01/29 (144A) (a)	2,854,000	3,026,339
Midwest Vanadium Pty, Ltd. 13.250%, 02/15/18 † (144A) (e) (f) (g)	932,290	0
Northwest Acquisitions ULC / Dominion Finco, Inc. 7.125%, 11/01/22 † (144A) (g)	8,475,000	85
Teck Resources, Ltd. 5.400%, 02/01/43 (a)	4,575,000	5,578,678
6.000%, 08/15/40	1,774,000	2,269,000

		71,253,686

Office/Business Equipment—0.1%
CDW LLC / CDW Finance Corp. 3.250%, 02/15/29	1,610,000	1,624,377

Oil & Gas—4.7%
Berry Petroleum Co. LLC 7.000%, 02/15/26 (144A) (a)	13,300,000	13,167,000
Colgate Energy Partners III LLC 5.875%, 07/01/29 (144A) (a)	10,880,000	11,206,400
Continental Resources, Inc. 5.750%, 01/15/31 (144A) (a)	3,630,000	4,274,761
Devon Energy Corp. 5.250%, 10/15/27 (a)	584,000	616,058
5.600%, 07/15/41 (a)	110,000	137,975
8.250%, 08/01/23	5,720,000	6,247,505
Endeavor Energy Resources L.P. / EER Finance, Inc. 5.750%, 01/30/28 (144A) (a)	3,770,000	4,018,386
EQT Corp. 3.125%, 05/15/26 (144A) (a)	1,460,000	1,498,734
7.500%, 02/01/30 (a)	3,480,000	4,471,800
Exxon Mobil Corp. 4.327%, 03/19/50 (a)	2,250,000	2,762,666

Oil & Gas—(Continued)
Gazprom PJSC Via Gaz Capital S.A. 4.950%, 03/23/27 (144A)	7,980,000	8,627,976
KazMunayGas National Co. JSC 5.375%, 04/24/30 (144A)	300,000	349,650
6.375%, 10/24/48 (144A)	1,060,000	1,390,724
MEG Energy Corp. 5.875%, 02/01/29 (144A) (a)	2,830,000	2,962,812
6.500%, 01/15/25 (144A) (a)	1,875,000	1,905,469
7.125%, 02/01/27 (144A) (a)	5,290,000	5,633,427
Northern Oil and Gas, Inc. 8.125%, 03/01/28 (144A) (a)	5,580,000	5,886,900
Oasis Petroleum, Inc. 6.375%, 06/01/26 (144A) (a)	6,710,000	7,028,725
Occidental Petroleum Corp. 6.450%, 09/15/36 (a)	320,000	408,002
Parsley Energy LLC / Parsley Finance Corp. 5.625%, 10/15/27 (144A)	3,920,000	4,003,300
Penn Virginia Escrow LLC 9.250%, 08/15/26 (144A) (a)	7,120,000	7,387,000
Petrobras Global Finance B.V. 5.750%, 02/01/29	5,000,000	5,381,250
6.850%, 06/05/15 (a)	6,170,000	6,123,725
Range Resources Corp. 5.000%, 08/15/22	1,350,000	1,365,188
5.000%, 03/15/23	2,847,000	2,911,058
5.875%, 07/01/22	1,665,000	1,675,406
8.250%, 01/15/29 (a)	7,230,000	8,061,450
9.250%, 02/01/26 (a)	11,165,000	12,033,553
Southwestern Energy Co. 4.750%, 02/01/32 (a)	3,880,000	4,086,047
Viper Energy Partners L.P. 5.375%, 11/01/27 (144A)	5,505,000	5,683,912
YPF S.A. 8.500%, 07/28/25 (144A)	3,738,000	2,794,192

		144,101,051

Packaging & Containers—0.6%
ARD Finance S.A. 6.500%, 7.250% PIK, 06/30/27 (144A) (c)	4,470,000	4,604,100
Ardagh Metal Packaging Finance U.S.A. LLC / Ardagh Metal Packaging Finance plc 4.000%, 09/01/29 (144A) (a)	4,700,000	4,656,525
Ball Corp. 3.125%, 09/15/31 (a)	2,800,000	2,765,000
Cascades, Inc./Cascades USA, Inc. 5.375%, 01/15/28 (144A)	3,110,000	3,191,233
Pactiv LLC 8.375%, 04/15/27	2,376,000	2,642,159
WestRock RKT LLC 4.000%, 03/01/23	140,000	143,747

		18,002,764

Pharmaceuticals—2.7%
AbbVie, Inc. 4.050%, 11/21/39 (a)	5,080,000	5,828,436
4.550%, 03/15/35	1,300,000	1,563,106

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2021

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Pharmaceuticals—(Continued)
AdaptHealth LLC 4.625%, 08/01/29 (144A) (a)	3,650,000	$3,650,000
5.125%, 03/01/30 (144A) (a)	1,840,000	1,872,200
Bausch Health Americas, Inc. 8.500%, 01/31/27 (144A) (a)	9,400,000	9,870,000
Bausch Health Cos., Inc. 9.000%, 12/15/25 (144A) (a)	770,000	810,949
Becton Dickinson & Co. 3.700%, 06/06/27 (a)	994,000	1,083,234
Cheplapharm Arzneimittel GmbH 5.500%, 01/15/28 (144A)	2,840,000	2,875,500
Cigna Corp. 4.800%, 08/15/38 (a)	5,970,000	7,343,105
CVS Health Corp.
4.780%, 03/25/38	7,610,000	9,263,264
5.125%, 07/20/45	1,440,000	1,871,804
Endo DAC / Endo Finance LLC / Endo Finco, Inc. 9.500%, 07/31/27 (144A) (a)	8,390,000	8,540,349
Endo Luxembourg Finance Co. I S.a.r.l. 6.125%, 04/01/29 (144A) (a)	5,650,000	5,537,000
Option Care Health, Inc. 4.375%, 10/31/29 (144A) (a)	5,350,000	5,363,375
Teva Pharmaceutical Finance Co. LLC 6.150%, 02/01/36 (a)	12,835,000	13,454,930
Teva Pharmaceutical Finance Netherlands III B.V. 4.750%, 05/09/27 (a)	5,010,000	4,964,259

		83,891,511

Pipelines—3.7%
Blue Racer Midstream LLC / Blue Racer Finance Corp. 7.625%, 12/15/25 (144A) (a)	5,130,000	5,437,800
DCP Midstream L.P. 7.375%, 3M LIBOR + 5.148%, 12/15/22 (b)	265,000	261,687
DCP Midstream Operating L.P. 5.625%, 07/15/27	480,000	542,400
6.750%, 09/15/37 (144A) (a)	3,480,000	4,655,022
El Paso Natural Gas Co. LLC 7.500%, 11/15/26 (a)	4,250,000	5,162,320
8.375%, 06/15/32	190,000	271,908
Energy Transfer L.P. 5.500%, 06/01/27 (a)	1,376,000	1,569,532
5.875%, 01/15/24 (a)	1,638,000	1,762,934
6.250%, 3M LIBOR + 4.028%, 02/15/23 (a) (b)	2,030,000	1,763,684
6.250%, 04/15/49	1,090,000	1,423,825
7.125%, 5Y H15 + 5.306%, 05/15/30 (b)	1,950,000	1,979,250
7.600%, 02/01/24	630,000	692,379
Enterprise Products Operating LLC 5.375%, 3M LIBOR + 2.570%, 02/15/78 (b)	13,090,000	13,134,081
EQM Midstream Partners L.P. 6.000%, 07/01/25 (144A)	1,880,000	2,044,500
6.500%, 07/01/27 (144A)	1,660,000	1,859,200
Howard Midstream Energy Partners LLC 6.750%, 01/15/27 (144A)	3,590,000	3,678,691
Kinder Morgan, Inc. 4.300%, 06/01/25	740,000	799,674
7.800%, 08/01/31	67,000	95,282

Pipelines—(Continued)
Northwest Pipeline LLC 4.000%, 04/01/27	13,710,000	14,896,407
Plains All American Pipeline L.P. 6.125%, 3M LIBOR + 4.110%, 11/15/22 (b)	2,148,000	1,823,115
Southern Natural Gas Co. LLC 8.000%, 03/01/32	25,000	34,766
Summit Midstream Holdings LLC / Summit Midstream Finance Corp. 8.500%, 10/15/26 (144A) (a)	3,420,000	3,563,401
Tallgrass Energy Partners L.P. / Tallgrass Energy Finance Corp. 6.000%, 12/31/30 (144A)	3,230,000	3,230,000
Targa Resources Partners L.P. / Targa Resources Partners Finance Corp. 4.000%, 01/15/32 (144A) (a)	860,000	898,700
4.875%, 02/01/31 (a)	5,120,000	5,560,064
5.375%, 02/01/27 (a)	2,000,000	2,061,140
5.500%, 03/01/30 (a)	1,190,000	1,300,075
Venture Global Calcasieu Pass LLC 3.875%, 11/01/33 (144A) (a)	4,010,000	4,212,826
4.125%, 08/15/31 (144A) (a)	3,570,000	3,784,200
Western Midstream Operating L.P. 4.500%, 03/01/28 (a)	2,000,000	2,175,000
5.300%, 03/01/48 (a)	6,900,000	8,314,534
5.450%, 04/01/44	11,710,000	13,993,450

		112,981,847

Real Estate—0.3%
Country Garden Holdings Co., Ltd. 8.000%, 01/27/24	1,110,000	1,115,519
Realogy Group LLC / Realogy Co-Issuer Corp. 5.750%, 01/15/29 (144A) (a)	3,950,000	4,048,750
7.625%, 06/15/25 (144A) (a)	2,680,000	2,840,800

		8,005,069

Real Estate Investment Trusts—1.1%
Apollo Commercial Real Estate Finance, Inc. 4.625%, 06/15/29 (144A) (a)	4,840,000	4,682,700
Diversified Healthcare Trust 4.750%, 02/15/28 (a)	1,590,000	1,555,878
9.750%, 06/15/25 (a)	3,500,000	3,786,825
GEO Group, Inc. (The) 5.875%, 10/15/24	9,513,000	8,371,440
IIP Operating Partnership L.P. 5.500%, 05/25/26	3,110,000	3,292,335
MPT Operating Partnership L.P. / MPT Finance Corp. 3.692%, 06/05/28 (GBP)	4,656,000	6,580,481
Service Properties Trust 5.500%, 12/15/27 (a)	6,315,000	6,480,957

		34,750,616

Retail—1.9%
Bath & Body Works, Inc. 5.250%, 02/01/28 (a)	6,342,000	7,007,910
6.625%, 10/01/30 (144A) (a)	5,210,000	5,900,325

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2021

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Retail—(Continued)
Bed Bath & Beyond, Inc. 5.165%, 08/01/44 (a)	9,312,000	$7,735,432
Carrols Restaurant Group, Inc. 5.875%, 07/01/29 (144A) (a)	2,760,000	2,484,000
Doman Building Materials Group, Ltd. 5.250%, 05/15/26 (144A) (CAD)	3,680,000	2,872,841
FirstCash, Inc. 5.625%, 01/01/30 (144A)	3,060,000	3,118,691
Michaels Cos, Inc. (The) 5.250%, 05/01/28 (144A) (a)	2,200,000	2,200,968
7.875%, 05/01/29 (144A) (a)	5,520,000	5,437,200
NMG Holding Co., Inc. / Neiman Marcus Group LLC 7.125%, 04/01/26 (144A) (a)	1,630,000	1,730,033
PetSmart, Inc. / PetSmart Finance Corp. 4.750%, 02/15/28 (144A)	1,000,000	1,026,250
7.750%, 02/15/29 (144A) (a)	1,836,000	1,994,355
Suburban Propane Partners L.P./Suburban Energy Finance Corp. 5.000%, 06/01/31 (144A) (a)	2,430,000	2,457,338
Superior Plus L.P. / Superior General Partner, Inc. 4.500%, 03/15/29 (144A) (a)	2,320,000	2,384,589
Tendam Brands S.A.U. 5.000%, 09/15/24 (144A) (EUR)	1,350,000	1,518,721
5.250%, 3M EURIBOR + 5.250%, 09/15/24 (144A) (EUR) (b)	3,750,000	4,237,353
Wendy’s International LLC 7.000%, 12/15/25	5,178,000	5,818,777

		57,924,783

Semiconductors—0.3%
Broadcom, Inc.
3.187%, 11/15/36 (144A)	135,000	134,765
4.150%, 11/15/30	2,495,000	2,767,095
NVIDIA Corp. 3.500%, 04/01/50 (a)	3,100,000	3,533,914
Uniquify, Inc. 6.000%, 06/15/24 † (144A)	1,720,000	1,726,794

		8,162,568

Software—1.1%
Black Knight InfoServ LLC 3.625%, 09/01/28 (144A) (a)	3,680,000	3,675,179
Blast Motion, Inc. 7.000%, 01/15/24 † (144A) (e) (f)	4,960,000	4,968,107
CDK Global, Inc. 5.250%, 05/15/29 (144A) (a)	3,200,000	3,392,000
Clarivate Science Holdings Corp. 4.875%, 07/01/29 (144A) (a)	2,540,000	2,575,865
MSCI, Inc. 3.250%, 08/15/33 (144A)	1,130,000	1,142,712
Open Text Holdings, Inc. 4.125%, 02/15/30 (144A) (a)	3,758,000	3,870,740
Rackspace Technology Global, Inc. 3.500%, 02/15/28 (144A) (a)	4,980,000	4,740,811
Rocket Software, Inc. 6.500%, 02/15/29 (144A) (a)	5,370,000	5,238,972

Software—(Continued)
ZoomInfo Technologies LLC 3.875%, 02/01/29 (144A) (a)	3,940,000	3,906,116

		33,510,502

Telecommunications—2.1%
Altice France Holding S.A. 10.500%, 05/15/27 (144A)	5,640,000	6,063,000
Altice France S.A. 5.125%, 07/15/29 (144A)	3,300,000	3,218,985
5.500%, 10/15/29 (144A) (a)	1,430,000	1,408,550
British Telecommunications plc 9.625%, 12/15/30	3,875,000	5,674,437
CommScope Technologies LLC 6.000%, 06/15/25 (144A)	1,906,000	1,906,000
LogMeIn, Inc. 5.500%, 09/01/27 (144A) (a)	4,080,000	4,128,960
Millicom International Cellular S.A. 4.500%, 04/27/31 (144A) (a)	3,930,000	3,959,514
6.250%, 03/25/29 (144A)	4,095,000	4,452,084
Sprint Capital Corp. 8.750%, 03/15/32 (a)	3,000,000	4,500,000
Switch, Ltd. 3.750%, 09/15/28 (144A) (a)	3,500,000	3,526,250
4.125%, 06/15/29 (144A) (a)	2,910,000	2,975,475
T-Mobile USA, Inc. 3.500%, 04/15/31 (a)	6,360,000	6,616,817
Verizon Communications, Inc. 3.400%, 03/22/41	2,500,000	2,617,359
3.550%, 03/22/51	1,300,000	1,399,921
3.700%, 03/22/61 (a)	2,940,000	3,187,598
5.250%, 03/16/37 (a)	660,000	857,645
Viavi Solutions, Inc. 3.750%, 10/01/29 (144A)	1,940,000	1,939,903
Vmed O2 UK Financing I plc 4.750%, 07/15/31 (144A) (a)	4,620,000	4,677,750

		63,110,248

Transportation—0.4%
Carriage Purchaser, Inc. 7.875%, 10/15/29 (144A)	2,190,000	2,102,400
XPO CNW, Inc. 6.700%, 05/01/34 (a)	7,951,000	9,763,589

		11,865,989

Total Corporate Bonds & Notes (Cost $1,412,607,060)		1,476,905,146

Floating Rate Loans (h)—21.4%

Advertising—0.5%
ABG Intermediate Holdings 2 LLC
Delayed Draw Term Loan B2, 12/08/28 (i)	4,688,955	4,674,302
Delayed Draw Term Loan B3, 12/08/28 (i)	735,522	732,764
Term Loan B1, 12/21/28 (i)	735,522	732,764

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2021

Floating Rate Loans (h)—(Continued)

Security Description	Principal Amount*	Value

Advertising—(Continued)
Terrier Media Buyer, Inc.
Term Loan, 3.604%, 1M LIBOR + 3.500%, 12/17/26	7,928,739	$7,903,962

		14,043,792

Aerospace/Defense—0.6%
Vertex Aerospace Services Corp. 1st Lien Term Loan, 12/06/28 (i)	10,060,000	10,055,282
WP CPP Holdings LLC 2nd Lien Incremental Term Loan, 8.750%, 3M LIBOR + 7.750%, 04/30/26	3,300,000	3,229,875
Term Loan, 4.750%, 3M LIBOR + 3.750%, 04/30/25	4,963,736	4,771,391

		18,056,548

Airlines—0.9%
Air Canada
Term Loan B, 4.250%, 3M LIBOR + 3.500%, 08/11/28	5,610,000	5,614,673
Mileage Plus Holdings LLC
Term Loan B, 6.250%, 3M LIBOR + 5.250%, 06/21/27	6,710,000	7,100,019
SkyMiles IP, Ltd.
Term Loan B, 4.750%, 3M LIBOR + 3.750%, 10/20/27	5,050,000	5,352,369
United Airlines, Inc.
Term Loan B, 4.500%, 3M LIBOR + 3.750%, 04/21/28	7,781,200	7,824,432

		25,891,493

Apparel—0.2%
Fanatics Commerce Intermediate Holdco LLC
Term Loan B, 3.750%, 3M LIBOR + 3.250%, 11/24/28	6,500,000	6,475,625

Auto Parts & Equipment—0.9%
American Axle & Manufacturing, Inc.
Term Loan B, 3.000%, 1M LIBOR + 2.250%, 04/06/24	2,576,252	2,577,172
Clarios Global L.P.
Term Loan B, 3.354%, 1M LIBOR + 3.250%, 04/30/26	5,753,130	5,727,362
First Brands Group LLC 2nd Lien Term Loan, 9.500%, 3M LIBOR + 8.500%, 03/30/28	1,950,000	1,968,281
Term Loan, 6.000%, 3M LIBOR + 5.000%, 03/30/27	3,215,700	3,236,602
Lakeshore Intermediate LLC
Term Loan, 4.000%, 3M LIBOR + 3.500%, 09/29/28	6,060,000	6,067,575
LRS Holdings LLC
Term Loan B, 4.750%, 1M LIBOR + 4.250%, 08/13/28	7,230,000	7,234,519

		26,811,511

Beverages—0.1%
City Brewing Co. LLC
Closing Date Term Loan, 4.250%, 3M LIBOR + 3.500%, 04/05/28	3,610,950	3,432,659

Building Materials—0.2%
CP Atlas Buyer, Inc.
Term Loan B, 4.250%, 3M LIBOR + 3.750%, 11/23/27	3,781,674	3,768,911
Quikrete Holdings, Inc.
Term Loan B1, 06/11/28 (i)	3,390,000	3,383,820

		7,152,731

Chemicals—0.1%
Meridian Adhesives Group, Inc.
Term Loan B, 4.750%, 3M LIBOR + 4.000%, 07/24/28	2,320,000	2,318,550

Commercial Services—1.5%
Adtalem Global Education, Inc.
Term Loan B, 5.250%, 3M LIBOR + 4.500%, 08/12/28	6,990,358	7,016,572
Allied Universal Holdco LLC
USD Incremental Term Loan B, 4.250%, 3M LIBOR + 3.750%, 05/12/28	2,842,875	2,835,177
Amentum Government Services Holdings LLC 2nd Lien Term Loan, 10.000%, 1M LIBOR + 8.750%, 01/31/28	4,140,000	4,171,050
Term Loan B, 3.602%, 1M LIBOR + 3.500%, 01/29/27	4,649,274	4,595,520
Corecivic, Inc.
Term Loan, 5.500%, 1M LIBOR + 4.500%, 12/18/24	1,684,050	1,675,630
Mavis Tire Express Services Corp.
Term Loan B, 4.750%, 1M LIBOR + 4.000%, 05/04/28	2,348,200	2,352,309
Mister Car Wash Holdings, Inc.
Term Loan B, 3.102%, 1M LIBOR + 3.000%, 05/14/26	1,745,944	1,738,088
PECF USS Intermediate Holding III Corp.
Term Loan B, 12/15/28 (i)	5,320,000	5,331,970
Prime Security Services Borrower LLC
Term Loan, 3.500%, 12M LIBOR + 2.750%, 09/23/26	1,437,389	1,437,633
Thermostat Purchaser III, Inc.
Delayed Draw Term Loan, 4.500%, 08/31/28 (j)	410,604	410,604
Term Loan, 5.250%, 1M LIBOR + 4.500%, 08/31/28	2,348,731	2,348,731
TruGreen L.P. 2nd Lien Term Loan, 9.250%, 3M LIBOR + 8.500%, 11/02/28	1,820,000	1,842,750
Verscend Holding Corp.
Term Loan B, 4.104%, 1M LIBOR + 4.000%, 08/27/25	1,901,044	1,903,025
VT Topco, Inc. 2nd Lien Term Loan, 7.500%, 1M LIBOR + 6.750%, 07/31/26	3,070,000	3,077,675
Delayed Draw Term Loan, 3.750%, 08/01/25 (j)	629,362	625,428
Incremental Term Loan, 4.500%, 1M LIBOR + 3.750%, 08/01/25	3,531,787	3,509,713

		44,871,875

Computers—1.5%
Magenta Buyer LLC 1st Lien Term Loan, 5.750%, 3M LIBOR + 5.000%, 07/27/28	7,571,025	7,567,868
2nd Lien Term Loan, 9.000%, 3M LIBOR + 8.250%, 07/27/29	8,260,000	8,234,188
PAE Holding Corp.
Term Loan B, 5.250%, 1M LIBOR + 4.500%, 10/19/27	3,752,100	3,761,870
Redstone Buyer LLC 2nd Lien Term Loan, 8.500%, 3M LIBOR + 7.750%, 04/27/29	8,730,000	8,118,900
Term Loan, 5.500%, 3M LIBOR + 4.750%, 04/27/28	8,718,150	8,363,975
Surf Holdings LLC
Term Loan, 3.690%, 3M LIBOR + 3.500%, 03/05/27	3,900,624	3,876,245
UST Holdings, Ltd
Term Loan, 4.250%, 1M LIBOR + 3.750%, 11/20/28	4,440,000	4,440,000

		44,363,046

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2021

Floating Rate Loans (h)—(Continued)

Security Description	Principal Amount*	Value

Construction & Engineering—0.1%
Tutor Perini Corp.
Term Loan B, 5.750%, 3M LIBOR + 4.750%, 08/18/27	3,742,625	$3,753,542

Diversified Financial Services—1.5%
AqGen Ascensus, Inc. 1st Lien Term Loan, 08/02/28 (i)	6,610,000	6,576,950
Citadel Securities L.P.
Term Loan B, 2.604%, 1M LIBOR + 2.500%, 02/02/28	6,004,238	5,974,216
Deerfield Dakota Holding LLC 2nd Lien Term Loan, 7.500%, 1M LIBOR + 6.750%, 04/07/28	2,060,000	2,105,062
Term Loan B, 4.750%, 1M LIBOR + 3.750%, 04/09/27	2,098,036	2,103,095
Focus Financial Partners LLC
Delayed Draw Term Loan, 4.750%, PRIME + 1.500%, 06/24/28	951,983	948,512
Term Loan, 2.104%, 1M LIBOR + 2.000%, 07/03/24	1,477,041	1,466,886
Term Loan, 3.000%, 1M LIBOR + 2.500%, 07/01/28	4,114,947	4,099,944
Greystone Select Financial LLC
Term Loan B, 5.750%, 6M LIBOR + 5.000%, 06/16/28	5,478,954	5,520,046
Hudson River Trading LLC
Term Loan, 3.104%, 1M LIBOR + 3.000%, 03/20/28	9,451,063	9,397,900
Jane Street Group LLC
Term Loan, 2.854%, 1M LIBOR + 2.750%, 01/26/28	8,125,848	8,078,450
VFH Parent LLC
Term Loan B, 3.102%, 1M LIBOR + 3.000%, 03/01/26	400,000	399,688

		46,670,749

Engineering & Construction—0.2%
Brown Group Holding LLC
Term Loan B, 3.000%, 3M LIBOR + 2.500%, 06/07/28	5,025,776	5,022,635

Entertainment—0.8%
Allen Media LLC
Term Loan B, 5.724%, 3M LIBOR + 5.500%, 02/10/27	8,852,913	8,858,446
AMC Entertainment Holdings, Inc.
Term Loan B, 04/22/26 (i)	3,462,222	3,128,118
Cinemark USA, Inc.
Term Loan B, 1.830%, 1M LIBOR + 1.750%, 03/31/25	1,467,077	1,413,529
Scientific Games International, Inc.
Term Loan B5, 2.854%, 1M LIBOR + 2.750%, 08/14/24	6,314,395	6,299,789
UFC Holdings LLC
Term Loan B, 3.500%, 6M LIBOR + 2.750%, 04/29/26	6,150,849	6,140,595

		25,840,477

Environmental Control—0.3%
Liberty Tire Recycling Holdco LLC
Term Loan, 5.500%, 3M LIBOR + 4.500%, 05/05/28	7,402,800	7,375,040
Madison IAQ LLC
Term Loan, 3.750%, 6M LIBOR + 3.250%, 06/21/28	2,596,950	2,598,303

		9,973,343

Food—0.3%
8th Avenue Food & Provisions, Inc. 2nd Lien Term Loan, 7.852%, 1M LIBOR + 7.750%, 10/01/26	1,452,297	1,386,944
Froneri International, Ltd.
Term Loan, 2.354%, 1M LIBOR + 2.250%, 01/29/27	2,458,133	2,428,525
Term Loan, 2.375%, 6M EURIBOR + 2.375%, 01/29/27 (EUR)	2,780,000	3,102,057

Food—(Continued)
Sovos Brands Intermediate, Inc.
Term Loan, 4.500%, 3M LIBOR + 3.750%, 06/08/28	2,097,283	2,098,921

		9,016,447

Food Service—0.3%
TKC Holdings, Inc.
Term Loan, 6.500%, 3M LIBOR + 5.500%, 05/15/28	9,901,993	9,951,503

Healthcare-Products—0.2%
Knight Health Holdings LLC
Term Loan B, 12/23/28 (i)	5,790,000	5,471,550
Maravai Intermediate Holdings LLC
Term Loan B, 4.750%, 1M LIBOR + 3.750%, 10/19/27	1,260,267	1,267,356

		6,738,906

Healthcare-Services—1.6%
EyeCare Partners LLC 2nd Lien Term Loan, 7.250%, 3M LIBOR + 6.750%, 11/15/29	3,930,000	3,949,650
Delayed Draw Term Loan, 11/15/28 (j)	860,000	857,957
Incremental Term Loan, 4.250%, 3M LIBOR + 3.750%, 11/15/28	3,410,000	3,402,539
Term Loan, 3.974%, 3M LIBOR + 3.750%, 02/18/27	6,415,548	6,379,961
Global Medical Response, Inc.
Term Loan B, 5.250%, 3M LIBOR + 4.250%, 10/02/25	3,573,900	3,562,285
One Call Corp.
Term Loan, 6.250%, 3M LIBOR + 5.500%, 04/22/27	6,228,700	6,246,869
Phoenix Guarantor, Inc.
Term Loan B, 3.354%, 1M LIBOR + 3.250%, 03/05/26	6,213,131	6,184,283
Precision Medicine Group LLC
Delayed Draw Term Loan, 11/18/27 (j)	795,000	793,012
Term Loan, 3.750%, 3M LIBOR + 3.000%, 11/18/27	6,034,050	6,018,965
U.S. Renal Care, Inc.
Term Loan B, 5.104%, 1M LIBOR + 5.000%, 06/26/26	6,401,138	6,242,000
WP CityMD Bidco LLC 1st Lien Term Loan B, 3.750%, 6M LIBOR + 3.250%, 11/18/28	4,158,674	4,159,714

		47,797,235

Insurance—1.5%
Acrisure LLC 1st Lien Term Loan B, 4.750%, 3M LIBOR + 4.250%, 02/15/27	7,620,000	7,629,525
Term Loan B, 3.724%, 3M LIBOR + 3.500%, 02/15/27	2,937,675	2,910,745
Amerilife Holding LLC
Term Loan, 4.104%, 1M LIBOR + 4.000%, 03/18/27	1,389,079	1,385,173
Asurion LLC
Second Lien Term Loan B4, 5.354%, 1M LIBOR + 5.250%, 01/20/29	8,950,000	8,927,625
Term Loan B7, 3.104%, 1M LIBOR + 3.000%, 11/03/24	7,029,673	7,006,243
Term Loan B8, 3.354%, 1M LIBOR + 3.250%, 12/23/26	7,623,183	7,579,510
Term Loan B9, 3.354%, 1M LIBOR + 3.250%, 07/31/27	3,261,594	3,244,268
Ryan Specialty Group LLC
Term Loan, 3.750%, 1M LIBOR + 3.000%, 09/01/27	2,401,014	2,405,267

See accompanying notes to financial statements.

BHFTII-13

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2021

Floating Rate Loans (h)—(Continued)

Security Description	Principal Amount*	Value

Insurance—(Continued)
Sedgwick Claims Management Services, Inc.
Term Loan B, 3.354%, 1M LIBOR + 3.250%, 12/31/25	3,811,587	$3,787,288
Term Loan B3, 5.250%, 1M LIBOR + 4.250%, 09/03/26	1,516,125	1,520,547

		46,396,191

Internet—0.2%
Proofpoint, Inc. 1st Lien Term Loan, 3.750%, 3M LIBOR + 3.250%, 08/31/28	5,840,000	5,834,160

Investment Companies—0.2%
Cardinal Parent, Inc.
Term Loan B, 5.250%, 3M LIBOR + 4.500%, 11/12/27	5,651,295	5,645,220

Leisure Time—1.4%
Alterra Mountain Co.
Series B-2 Consenting Term Loan, 4.000%, 1M LIBOR + 3.500%, 08/17/28	8,736,541	8,740,184
Carnival Corp.
Incremental Term Loan B, 4.000%, 6M LIBOR + 3.250%, 10/18/28	6,910,000	6,849,537
Term Loan B, 3.750%, 3M LIBOR + 3.000%, 06/30/25	5,060,208	5,012,768
ClubCorp Holdings, Inc.
Term Loan B, 2.970%, 3M LIBOR + 2.750%, 09/18/24	8,036,072	7,760,548
Equinox Holdings, Inc.
Term Loan B2, 10.000%, 3M LIBOR + 9.000%, 03/08/24	2,186,700	2,235,901
Hayward Industries, Inc.
Term Loan, 3.000%, 1M LIBOR + 2.500%, 05/12/28	4,049,650	4,036,995
Hornblower Sub LLC
Term Loan B, 5.500%, 3M LIBOR + 4.500%, 04/27/25	6,058,505	6,315,992
Royal Caribbean Cruises Ltd.
Term Loan A, 04/05/22 (i)	1,850,360	1,813,353

		42,765,278

Lodging—0.8%
Boyd Gaming Corp.
Term Loan B3, 2.354%, 1M LIBOR + 2.250%, 09/15/23	6,589,142	6,593,260
Caesars Resort Collection LLC 1st Lien Term Loan B, 2.851%, 1M LIBOR + 2.750%, 12/23/24	6,941,212	6,914,315
Term Loan B1, 3.604%, 1M LIBOR + 3.500%, 07/21/25	2,847,882	2,852,556
Four Seasons Hotels, Ltd. 1st Lien Term Loan, 2.104%, 1M LIBOR + 2.000%, 11/30/23	686,905	685,230
Playa Resorts Holding B.V.
Term Loan B, 3.750%, 1M LIBOR + 2.750%, 04/29/24	7,737,496	7,560,988

		24,606,349

Machinery-Diversified—0.1%
Clark Equipment Co.
Incremental Term Loan, 2.474%, 3M LIBOR + 2.250%, 05/18/24	2,970,286	2,962,861

Media—0.3%
Entercom Media Corp.
Term Loan, 2.602%, 1M LIBOR + 2.500%, 11/18/24	2,486,122	2,460,329

Media—(Continued)
Gray Television, Inc.
Term Loan D, 3.099%, 1M LIBOR + 3.000%, 12/01/28	6,390,000	6,368,031

		8,828,360

Packaging & Containers—0.1%
Graham Packaging Co., Inc.
Term Loan, 3.750%, 1M LIBOR + 3.000%, 08/04/27	2,284,977	2,281,602

Pharmaceuticals—0.3%
Gainwell Acquisition Corp.
Term Loan B, 4.750%, 3M LIBOR + 4.000%, 10/01/27	6,819,834	6,847,536
Grifols Worldwide Operations USA, Inc.
Term Loan B, 2.104%, 1M LIBOR + 2.000%, 11/15/27	3,187,661	3,145,491
Option Care Health, Inc.
Term Loan B, 3.250%, 1M LIBOR + 2.750%, 10/27/28	430,000	429,893

		10,422,920

Real Estate Investment Trusts—0.3%
Apollo Commercial Real Estate Finance, Inc
Incremental Term Loan B1, 4.000%, 1M LIBOR + 3.500%, 03/11/28	7,337,038	7,309,524
Term Loan B, 2.854%, 1M LIBOR + 2.750%, 05/15/26	3,054,073	3,023,532

		10,333,056

Retail—1.5%
Beacon Roofing Supply, Inc.
Term Loan B, 2.352%, 1M LIBOR + 2.250%, 05/19/28	1,285,645	1,280,020
CWGS Group LLC
Term Loan B, 3.250%, 1M LIBOR + 2.500%, 06/03/28	6,571,786	6,534,820
Empire Today LLC
Term Loan B, 5.750%, 3M LIBOR + 5.000%, 04/03/28	7,193,850	7,014,004
Great Outdoors Group LLC
Term Loan B1, 4.500%, 3M LIBOR + 3.750%, 03/06/28	6,994,905	7,011,301
IRB Holding Corp.
Term Loan B, 3.750%, 6M LIBOR + 2.750%, 02/05/25	1,001,786	1,001,438
Pacific Bells LLC
Delayed Draw Term Loan, 10/13/28 (j)	33,711	33,641
Term Loan B, 5.000%, 3M LIBOR + 4.500%, 10/13/28	3,236,289	3,220,107
Pilot Travel Centers LLC
Term Loan B, 2.104%, 1M LIBOR + 2.000%, 08/04/28	10,393,950	10,344,870
Spencer Spirit IH LLC
Term Loan B, 6.104%, 1M LIBOR + 6.000%, 06/19/26	5,485,425	5,499,139
Whatabrands LLC
Term Loan B, 3.750%, 1M LIBOR + 3.250%, 08/03/28	2,290,000	2,285,230

		44,224,570

Software—2.3%
AppLovin Corp.
Term Loan B, 3.352%, 1M LIBOR + 3.250%, 08/15/25	1,599,969	1,596,637
Term Loan B, 3.500%, 1M LIBOR + 3.000%, 10/25/28	4,269,300	4,272,502
Athenahealth, Inc.
Term Loan B1, 4.400%, 3M LIBOR + 4.250%, 02/11/26	5,951,898	5,955,618
Castle U.S. Holding Corp.
Term Loan B, 3.974%, 3M LIBOR + 3.750%, 01/29/27	3,104,063	3,081,614

See accompanying notes to financial statements.

BHFTII-14

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2021

Floating Rate Loans (h)—(Continued)

Security Description	Principal Amount*	Value

Software—(Continued)
Cloudera, Inc.
Second Lien Term Loan, 6.500%, 1M LIBOR + 6.000%, 10/08/29	3,700,000	$3,709,250
Term Loan, 4.250%, 1M LIBOR + 3.750%, 10/08/28	8,600,000	8,580,289
DCert Buyer, Inc. 2nd Lien Term Loan, 7.104%, 1M LIBOR + 7.000%, 02/19/29	8,990,000	9,026,517
Term Loan B, 4.104%, 1M LIBOR + 4.000%, 10/16/26	8,498,625	8,501,659
MA FinanceCo. LLC
Term Loan B3, 2.854%, 1M LIBOR + 2.750%, 06/21/24	439,546	437,348
Particle Investments S.a.r.l.
Term Loan, 5.750%, 3M LIBOR + 5.250%, 02/18/27	3,267,865	3,267,865
Planview Parent, Inc.
Term Loan, 4.750%, 3M LIBOR + 4.000%, 12/17/27	2,880,900	2,884,501
Rackspace Hosting, Inc.
Term Loan, 3.500%, 3M LIBOR + 2.750%, 02/15/28	1,817,743	1,806,609
Seattle Spinco, Inc.
Term Loan B3, 2.854%, 1M LIBOR + 2.750%, 06/21/24	2,968,361	2,953,519
Symplr Software, Inc.
Term Loan, 5.250%, 3M LIBOR + 4.500%, 12/22/27	4,426,550	4,442,596
Virgin Pulse, Inc. 2nd Lien Term Loan, 8.000%, 6M LIBOR + 7.250%, 04/06/29	2,890,000	2,864,712
Term Loan, 4.750%, 3M LIBOR + 4.000%, 04/06/28	6,084,750	6,020,100

		69,401,336

Telecommunications—0.4%
Delta TopCo, Inc.
Term Loan B, 4.500%, 3M LIBOR + 3.750%, 12/01/27	2,643,198	2,648,981
Global Tel*Link Corp. 1st Lien Term Loan, 4.354%, 1M LIBOR + 4.250%, 11/29/25	5,265,178	5,129,162
2nd Lien Term Loan, 8.354%, 1M LIBOR + 8.250%, 11/29/26	540,000	505,350
Orbcomm, Inc.
Term Loan B, 5.000%, 1M LIBOR + 4.250%, 09/01/28	3,421,425	3,424,990

		11,708,483

Transportation—0.2%
Worldwide Express Operations LLC 1st Lien Term Loan, 5.000%, 6M LIBOR + 4.250%, 07/26/28	7,310,000	7,331,535

Total Floating Rate Loans (Cost $646,929,647)		650,924,588

Mortgage-Backed Securities—7.7%

Collateralized Mortgage Obligations—4.6%
Banc of America Funding Corp. 0.222%, 02/27/37 (144A) (b)	16,525,029	15,415,512
Banc of America Funding Trust 0.309%, 1M LIBOR + 0.165%, 09/29/36 (144A) (b)	23,795,148	23,694,573
0.354%, 03/27/36 (144A) (b)	5,225,632	5,203,155
8.157%, 01/27/30 (144A) (b)	20,326,252	7,509,554
Banc of America Mortgage Trust 2.709%, 09/25/35 (b)	29,434	29,014

Collateralized Mortgage Obligations—(Continued)
BCAP LLC Trust 3.179%, 05/26/47 (144A) (b)	3,717,671	3,722,195
Bear Stearns Asset-Backed Securities Trust 33.583%, -1 x 1M LIBOR + 36.250%, 07/25/36 (b)	223,782	293,614
Countrywide Alternative Loan Trust 1.062%, 1M LIBOR + 0.960%, 07/25/35 (b)	56,332	56,490
5.750%, 01/25/37	1,540,025	1,110,711
6.000%, 01/25/37	1,380,553	1,206,166
16.716%, -1 x 1M LIBOR + 16.940%, 06/25/35 (b)	896,148	951,347
28.193%, -1 x 1M LIBOR + 28.600%, 07/25/36 (b)	1,624,246	2,355,046
38.389%, -1 x 1M LIBOR + 39.000%, 08/25/37 (b)	721,642	1,331,379
Countrywide Alternative Loan Trust Resecuritization 8.404%, 08/25/37 (b)	2,037,125	1,312,721
Countrywide Home Loan Reperforming Loan REMIC Trust 6.024%, 03/25/35 † (144A) (b) (k)	2,837,659	388,809
Credit Suisse Mortgage Trust 3.937%, 09/27/60 (144A)	5,360,000	5,316,255
29.965%, -1 x 1M LIBOR + 30.525%, 02/25/36 (b)	626,315	859,968
CSMC Trust 1.796%, 12/27/60 (144A) (b)	2,248,679	2,248,284
2.000%, 10/25/60 (144A) (b)	1,379,571	1,378,064
Flagstar Mortgage Trust 3.500%, 04/25/48 (144A) (b)	262,451	262,923
Freddie Mac STACR REMIC Trust 2.403%, 1M LIBOR + 2.300%, 01/25/50 (144A) (b)	2,210,000	2,208,664
3.100%, SOFR30A + 3.050%, 01/25/34 (144A) (b)	4,240,000	4,258,686
GreenPoint Mortgage Funding Trust 0.542%, 1M LIBOR + 0.440%, 06/25/45 (b)	672,934	642,850
GSMPS Mortgage Loan Trust 0.502%, 1M LIBOR + 0.400%, 04/25/36 (144A) (b)	910,661	791,196
HarborView Mortgage Loan Trust 1.102%, 1M LIBOR + 1.000%, 10/25/37 (b)	731,369	778,837
IndyMac INDX Mortgage Loan Trust 0.822%, 1M LIBOR + 0.720%, 01/25/35 (b)	557,810	486,769
JPMorgan Mortgage Trust 6.500%, 01/25/36	65,764	47,055
Legacy Mortgage Asset Trust 3.250%, 06/25/60 (144A) (d)	2,511,748	2,539,289
3.844%, 10/25/66 (144A) (d)	2,770,000	2,782,535
Lehman XS Trust 0.502%, 1M LIBOR + 0.400%, 08/25/46 (b)	1,032,507	1,015,709
MASTR Seasoned Securitization Trust 3.468%, 10/25/32 (b)	63,148	65,523
Merrill Lynch Mortgage Investors Trust 2.369%, 05/25/34 (b)	29,495	29,555
2.761%, 08/25/33 (b)	214,895	209,730
Morgan Stanley Mortgage Loan Trust 0.422%, 1M LIBOR + 0.320%, 01/25/35 (b)	306,846	308,564
New Residential Mortgage Loan Trust 3.500%, 12/25/57 (144A) (b)	2,860,000	2,948,077
3.500%, 12/25/58 (144A) (b)	3,912,758	4,050,248
3.750%, 11/25/58 (144A) (b)	4,819,568	5,033,503
4.250%, 09/25/56 (144A) (b)	6,376,510	6,771,475

See accompanying notes to financial statements.

BHFTII-15

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2021

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Collateralized Mortgage Obligations—(Continued)
Nomura Resecuritization Trust 0.612%, 1M LIBOR + 0.260%, 02/26/46 (144A) (b)	1,567,484	$1,577,003
NovaStar Mortgage Funding Trust 0.431%, 1M LIBOR + 0.380%, 09/25/46 (b)	303,252	298,825
Prime Mortgage Trust 5.500%, 05/25/35 (144A)	80,803	80,580
RBSGC Mortgage Loan Trust 0.552%, 1M LIBOR + 0.450%, 01/25/37 (b)	403,048	154,976
Residential Accredit Loans, Inc. Trust 1.324%, 11/25/37 (b)	2,194,460	2,104,053
Residential Asset Securitization Trust 5.750%, 02/25/36	930,850	953,189
Seasoned Credit Risk Transfer Trust 4.250%, 05/25/60 (144A) (b)	4,710,000	4,775,288
Sequoia Mortgage Trust 0.904%, 6M LIBOR + 0.680%, 06/20/33 (b)	50,216	49,556
3.723%, 07/25/45 (144A) (b)	5,973	6,038
Structured Adjustable Rate Mortgage Loan Trust 1.599%, 1M LIBOR + 1.500%, 09/25/37 (b)	2,251,681	2,252,918
2.449%, 01/25/35 (b)	160,408	160,767
2.985%, 09/25/35 (b)	348,884	269,341
Structured Asset Mortgage Investments Trust 0.522%, 1M LIBOR + 0.420%, 05/25/46 (b)	132,035	117,808
0.662%, 1M LIBOR + 0.560%, 02/25/36 (b)	2,342,208	2,246,935
WaMu Mortgage Pass-Through Certificates Trust 0.642%, 1M LIBOR + 0.540%, 12/25/45 (b)	214,954	219,813
1.062%, 1M LIBOR + 0.960%, 12/25/45 (b)	6,086,287	3,975,544
1.475%, COFI + 1.250%, 03/25/47 (b)	869,022	857,853
2.224%, 09/25/36 (b)	340,007	320,368
2.676%, 08/25/33 (b)	529,760	540,920
6.578%, -1 x 1M LIBOR + 6.680%, 04/25/37 (b) (k)	7,568,731	2,506,432
ZH Trust 2.253%, 02/18/27 (144A)	6,900,000	6,794,568

		139,876,820

Commercial Mortgage-Backed Securities—3.1%
BAMLL Re-REMIC Trust 5.830%, 08/10/45 (144A) (b)	10,513,419	3,811,112
BFLD Trust 4.310%, 1M LIBOR + 4.200%, 10/15/35 (144A) (b)	2,960,000	2,961,939
BX Commercial Mortgage Trust 3.549%, 03/11/44 (144A) (b)	9,066,697	8,837,817
CFK Trust 3.458%, 03/15/39 (144A) (b)	4,800,000	4,646,161
Credit Suisse Commercial Mortgage Securities Corp. 3.710%, 1M LIBOR + 3.600%, 01/15/34 (144A) (b)	840,000	830,169
Credit Suisse Commercial Mortgage Trust 7.710%, 1M LIBOR + 7.600%, 07/15/32 (144A) (b)	10,905,000	9,532,061
Credit Suisse Mortgage Capital Certificates 2.760%, 1M LIBOR + 2.650%, 05/15/36 (144A) (b)	10,620,000	10,579,072
Credit Suisse Mortgage Capital LLC 4.373%, 09/15/37 (144A)	6,620,000	5,890,481
Credit Suisse Mortgage Trust 3.160%, 12/15/41 (144A)	7,420,000	7,761,986
8.000%, 1M LIBOR + 7.000%, 12/15/22 (144A) (b)	18,450,000	17,876,685

Commercial Mortgage-Backed Securities—(Continued)
DBUBS Mortgage Trust 3.750%, 08/10/44 † (144A)	5,180,000	52
GMAC Commercial Mortgage Securities, Inc. 5.349%, 11/10/45 (b)	11,599	11,192
GS Mortgage Securities Corp. II 2.110%, 1M LIBOR + 2.000%, 05/15/26 (144A) (b)	1,540,000	1,534,451
2.610%, 1M LIBOR + 2.500%, 05/15/26 (144A) (b)	1,540,000	1,534,485
JPMorgan Chase Commercial Mortgage Securities Trust
4.375%, 1M LIBOR + 4.265%, 11/15/38 (144A) (b)	3,760,000	3,722,416
6.502%, 02/15/51 (b)	91,399	84,087
MHC Trust 2.060%, 1M LIBOR + 1.950%, 05/15/23 (144A) (b)	5,620,000	5,528,615
ML-CFC Commercial Mortgage Trust 5.450%, 08/12/48 (144A) (b)	21,772	10,338
5.450%, 08/12/48 (b)	190,286	90,354
6.193%, 09/12/49 (b)	63,536	62,424
6.222%, 09/12/49 (b)	87,805	86,260
Multifamily Trust 10.048%, 04/25/46 (144A) (b)	3,575,748	4,046,824
Soho Trust 2.697%, 08/10/38 (144A) (b)	3,330,000	3,045,986
UBS-Barclays Commercial Mortgage Trust 5.000%, 05/10/63 (144A) (b)	1,640,000	75,161
5.000%, 05/10/63 † (144A) (b)	1,649,989	14,175
Waikiki Beach Hotel Trust 2.140%, 1M LIBOR + 2.030%, 12/15/33 (144A) (b)	1,860,000	1,841,253
Waterfall Commercial Mortgage Trust 4.104%, 09/14/22 (144A) (b)	476,377	482,413

		94,897,969

Total Mortgage-Backed Securities (Cost $229,825,918)		234,774,789

Asset-Backed Securities—7.8%

Asset-Backed - Automobile—0.3%
Avis Budget Rental Car Funding AESOP LLC 3.710%, 08/20/27 (144A)	7,750,000	7,662,398

Asset-Backed - Home Equity—0.2%
Bear Stearns Asset-Backed Securities Trust 0.842%, 1M LIBOR + 0.740%, 01/25/34 (b)	8,770	8,428
Structured Asset Securities Corp. Mortgage Loan Trust 0.322%, 1M LIBOR + 0.220%, 02/25/36 (144A) (b)	2,557,102	83,703
WaMu Asset-Backed Certificates Trust 0.272%, 1M LIBOR + 0.170%, 07/25/47 (b)	7,576,174	6,355,485

		6,447,616

Asset-Backed - Manufactured Housing—0.1%
Origen Manufactured Housing Contract Trust 1.616%, 10/15/37 (b)	526,973	507,382
2.544%, 04/15/37 (b)	536,467	514,181
UCFC Manufactured Housing Contract 7.095%, 04/15/29 (b)	1,776,171	1,742,689

		2,764,252

See accompanying notes to financial statements.

BHFTII-16

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2021

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Other—6.5%
American Money Management Corp. CLO, Ltd. 5.932%, 3M LIBOR + 5.810%, 04/17/29 (144A) (b)	6,300,000	$6,163,888
Apidos CLO 6.882%, 3M LIBOR + 6.750%, 04/20/31 (144A) (b)	5,740,000	5,632,490
Applebee’s Funding LLC / IHOP Funding LLC 4.194%, 06/05/49 (144A)	2,970,000	3,002,729
Assurant CLO, Ltd. 7.464%, 3M LIBOR + 7.340%, 01/15/33 (144A) (b)	850,000	843,081
Avery Point CLO, Ltd. 3.090%, 3M LIBOR + 2.950%, 08/05/27 (144A) (b)	1,540,000	1,537,667
Barings CLO, Ltd. 5.812%, 3M LIBOR + 5.680%, 01/20/32 (144A) (b)	5,740,000	5,600,105
BCC Funding Corp. XVI LLC 3.940%, 07/20/27 (144A)	5,570,000	5,579,082
Bear Stearns Asset-Backed Securities Trust 6.000%, 10/25/36	1,186,432	762,593
Benefit Street Partners CLO IV, Ltd. 3.732%, 3M LIBOR + 3.600%, 01/20/32 (144A) (b)	3,120,000	3,119,950
Canyon Capital CLO, Ltd. 6.534%, 3M LIBOR + 6.410%, 04/15/34 (144A) (b)	750,000	737,216
Carlyle Global Market Strategies, CLO Ltd. 1.206%, 3M LIBOR + 1.050%, 05/15/31 (144A) (b)	9,007,081	8,997,029
Carlyle U.S. CLO, Ltd. 3.834%, 3M LIBOR + 3.700%, 07/20/31 (144A) (b)	8,500,000	8,269,352
Cathedral Lake VI, Ltd. 7.334%, 3M LIBOR + 7.210%, 04/25/34 (144A) (b)	2,650,000	2,567,710
Catskill Park CLO, Ltd. 6.132%, 3M LIBOR + 6.000%, 04/20/29 (144A) (b)	7,600,000	7,506,809
Cook Park CLO, Ltd. 5.522%, 3M LIBOR + 5.400%, 04/17/30 (144A) (b)	750,000	729,213
Countrywide Revolving Home Equity Loan Resecuritization Trust 0.410%, 1M LIBOR + 0.300%, 12/15/33 (144A) (b)	60,275	56,379
CVP CLO, Ltd. 2.782%, 3M LIBOR + 2.650%, 01/20/31 (144A) (b)	4,500,000	4,351,662
Dividend Solar Loans LLC 3.670%, 08/22/39 (144A)	3,974,519	4,142,286
Dryden 75 CLO, Ltd. 6.724%, 3M LIBOR + 6.600%, 04/15/34 (144A) (b)	7,200,000	7,126,121
Dryden Senior Loan Fund 6.532%, 3M LIBOR + 6.400%, 04/20/34 (144A) (b)	2,790,000	2,766,597
FNA VI LLC 1.350%, 01/10/32 (144A)	1,387,311	1,353,544
Fortress Credit BSL XII, Ltd. 7.266%, 3M LIBOR + 7.130%, 10/15/34 † (144A) (b)	2,250,000	2,160,722
Goldentree Loan Management U.S. CLO 6, Ltd. 5.352%, 3M LIBOR + 5.220%, 01/20/33 (144A) (b)	2,500,000	2,400,283
Golub Capital Partners CLO 53B, Ltd. 6.830%, 3M LIBOR + 6.700%, 07/20/34 (144A) (b)	3,640,000	3,613,912
Greenwood Park CLO, Ltd. 5.074%, 3M LIBOR + 4.950%, 04/15/31 (144A) (b)	7,380,000	7,018,734
Greywolf CLO IV, Ltd. 3.772%, 3M LIBOR + 3.650%, 04/17/34 (144A) (b)	4,090,000	4,092,393
HalseyPoint CLO, Ltd. 8.332%, 3M LIBOR + 8.200%, 01/20/33 (144A) (b)	2,770,000	2,599,916
LCM, Ltd. 5.632%, 3M LIBOR + 5.500%, 10/20/28 (144A) (b)	3,850,000	3,661,057

Asset-Backed - Other—(Continued)
Long Beach Mortgage Loan Trust 0.623%, 1M LIBOR + 0.520%, 01/21/31 (b)	6,762	6,709
Marathon CLO 14, Ltd. 3.432%, 3M LIBOR + 3.300%, 01/20/33 (144A) (b)	2,950,000	2,948,493
Midocean Credit CLO VII 4.004%, 3M LIBOR + 3.880%, 07/15/29 (144A) (b)	4,000,000	3,959,612
Neuberger Berman Loan Advisers CLO 44, Ltd. 6.080%, 3M LIBOR + 6.000%, 10/16/34 (144A) (b)	4,570,000	4,533,582
Oaktree CLO, Ltd. 3.928%, 3M LIBOR + 3.800%, 04/22/30 (144A) (b)	5,300,000	5,173,510
5.332%, 3M LIBOR + 5.200%, 10/20/27 (144A) (b)	5,000,000	4,964,530
Ocean Trails CLO 3.724%, 3M LIBOR + 3.600%, 07/15/28 (144A) (b)	2,660,000	2,633,812
7.811% 3M LIBOR + 7.570%, 10/15/34 (144A) (b)	5,290,000	5,097,814
Peace Park CLO, Ltd. 6.138%, 3M LIBOR + 6.000%, 10/20/34 (144A) (b)	3,770,000	3,707,965
RR 18, Ltd. 6.334%, 3M LIBOR + 6.250%, 10/15/34 (144A) (b)	7,070,000	7,029,171
Saranac CLO III, Ltd. 3.464%, 3M LIBOR + 3.250%, 06/22/30 (144A) (b)	4,652,501	4,496,149
SBA Small Business Investment Cos. 2.845%, 03/10/27	2,124,090	2,189,210
Sculptor CLO XXVI, Ltd.
7.373%, 3M LIBOR + 7.250%, 07/20/34 (144A) (b)	4,370,000	4,330,696
Symphony CLO, Ltd. 1.082%, 3M LIBOR + 0.960%, 04/16/31 (144A) (b)	2,250,000	2,250,221
5.322%, 3M LIBOR + 5.200%, 04/16/31 (144A) (b)	1,890,000	1,800,187
TCI-Symphony CLO, Ltd. 3.218%, 3M LIBOR + 3.100%, 10/13/32 (144A) (b)	1,720,000	1,716,416
6.868%, 3M LIBOR + 6.750%, 10/13/32 (144A) (b)	10,640,000	10,586,928
Thrust Engine Leasing Trust 4.163%, 07/15/40 (144A)	1,579,890	1,581,901
Towd Point Mortgage Trust 3.433%, 06/25/57 (144A) (b)	2,900,000	2,990,611
Treman Park CLO, Ltd. 2.782%, 3M LIBOR + 2.650%, 10/20/28 (144A) (b)	750,000	750,435
Venture CLO, Ltd. 5.864%, 3M LIBOR + 5.740%, 04/15/27 (144A) (b)	4,000,000	3,524,564
Voya CLO, Ltd. 6.144%, 3M LIBOR + 6.020%, 06/07/30 (144A) (b)	3,100,000	3,030,910
7.082%, 3M LIBOR + 6.950%, 04/20/34 (144A) (b)	2,360,000	2,339,076
WhiteHorse, Ltd. 3.774%, 3M LIBOR + 3.650%, 10/15/31 (144A) (b)	6,180,000	6,010,940
Z Capital Credit Partners CLO, Ltd. 4.350%, 3M LIBOR + 4.200%, 07/15/33 (144A) (b)	4,290,000	4,085,367

		198,131,329

Asset-Backed - Student Loan—0.7%
Education Funding LLC 0.474%, 3M LIBOR + 0.350%, 04/25/33 (144A) (b)	3,855,102	3,091,284
National Collegiate Student Loan Trust 0.393%, 1M LIBOR + 0.290%, 01/25/33 (b)	3,798,841	3,616,844

See accompanying notes to financial statements.

BHFTII-17

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2021

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Student Loan—(Continued)
Navient Private Education Refi Loan Trust 2.500%, 09/16/69 (144A)	4,470,000	$4,473,055
SMB Private Education Loan Trust 1.590%, 01/15/53 (144A)	4,550,000	4,504,923
3.860%, 01/15/53 (144A)	6,240,000	6,144,557

		21,830,663

Total Asset-Backed Securities (Cost $237,717,070)		236,836,258

U.S. Treasury & Government Agencies—7.2%

Agency Sponsored Mortgage - Backed—7.2%
Connecticut Avenue Securities Trust (CMO) 2.203%, 1M LIBOR + 2.100%, 10/25/39 (144A) (b)	1,718,167	1,721,970
3.150%, SOFR30A + 3.100%, 10/25/41 (144A) (b)	6,140,000	6,203,397
3.503%, 1M LIBOR + 3.400%, 10/25/39 (144A) (b)	11,030,000	11,098,992
4.203%, 1M LIBOR + 4.100%, 07/25/39 (144A) (b)	1,960,000	1,992,578
4.452%, 1M LIBOR + 4.350%, 04/25/31 (144A) (b)	5,000,000	5,153,366
Fannie Mae 15 Yr. Pool 2.000%, 07/01/36	4,853,446	4,973,342
Fannie Mae 20 Yr. Pool 2.000%, 08/01/41	4,779,386	4,856,359
2.500%, 07/01/41	2,859,176	2,951,996
Fannie Mae 30 Yr. Pool 2.000%, 06/01/51	14,502,973	14,473,721
2.000%, 08/01/51	2,877,816	2,878,921
2.500%, 04/01/51	9,279,953	9,501,556
2.500%, 09/01/51	396,713	408,846
2.500%, 10/01/51	1,775,087	1,826,204
3.000%, 06/01/51	18,756,897	19,652,082
3.500%, 08/01/45	22,565,733	24,140,385
4.500%, 04/01/48	1,564,299	1,688,121
4.500%, 04/01/49	65,900	70,660
4.500%, 10/01/49	36,186	38,695
7.000%, 05/01/26	365	374
7.000%, 07/01/30	198	203
7.000%, 01/01/31	106	111
7.000%, 07/01/31	969	1,049
7.000%, 09/01/31	997	1,073
7.000%, 10/01/31	1,054	1,140
7.000%, 11/01/31	14,428	15,494
7.000%, 01/01/32	4,603	4,724
7.500%, 01/01/30	239	277
7.500%, 02/01/30	238	239
7.500%, 06/01/30	40	41
7.500%, 08/01/30	61	62
7.500%, 09/01/30	291	323
7.500%, 10/01/30	12	12
7.500%, 11/01/30	7,695	8,098
7.500%, 02/01/31	721	724
8.000%, 08/01/27	117	119
8.000%, 07/01/30	272	319
8.000%, 09/01/30	313	326
Fannie Mae Connecticut Avenue Securities (CMO) 2.353%, 1M LIBOR + 2.250%, 07/25/30 (b)	5,436,954	5,498,363
3.653%, 1M LIBOR + 3.550%, 07/25/30 (b)	6,050,000	6,244,607
4.353%, 1M LIBOR + 4.250%, 01/25/31 (b)	3,230,000	3,383,602

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae Pool 4.500%, 08/01/58	100,533	112,317
Fannie Mae REMICS (CMO) 0.452%, 1M LIBOR + 0.350%, 05/25/34 (b)	47,376	47,419
4.500%, 06/25/29	62,365	64,919
Freddie Mac 20 Yr. Pool 3.000%, 06/01/35	3,409,467	3,602,973
Freddie Mac 30 Yr. Gold Pool 7.000%, 03/01/39	49,740	58,526
Freddie Mac 30 Yr. Pool 4.000%, 04/01/47	8,051,368	8,629,836
4.500%, 02/01/47	2,606,475	2,818,307
Freddie Mac Multifamily Structured Pass-Through Certificates 1.329%, 08/25/42 (b) (k)	70,400,000	489,900
Freddie Mac Structured Agency Credit Risk Debt Notes (CMO) 3.050%, SOFR30A + 3.000%, 12/25/50 (144A) (b)	8,290,000	8,346,130
3.553%, 1M LIBOR + 3.450%, 10/25/29 (b)	15,000,000	15,434,031
3.803%, 1M LIBOR + 3.700%, 12/25/30 (144A) (b)	4,580,000	4,740,475
3.853%, 1M LIBOR + 3.750%, 08/25/50 (144A) (b)	1,600,100	1,608,091
4.553%, 1M LIBOR + 4.450%, 03/25/30 (b)	8,840,000	9,413,664
4.603%, 1M LIBOR + 4.500%, 02/25/24 (b)	1,510,539	1,561,211
5.203%, 1M LIBOR + 5.100%, 06/25/50 (144A) (b)	5,830,000	6,013,753
5.253%, 1M LIBOR + 5.150%, 10/25/29 (b)	8,310,000	9,046,195
Ginnie Mae I 30 Yr. Pool 5.500%, 01/15/34	21,794	24,913
5.500%, 04/15/34	5,812	6,576
5.500%, 07/15/34	34,390	39,308
5.500%, 10/15/34	36,889	41,047
5.750%, 10/15/38	24,482	27,102
6.000%, 02/15/33	747	853
6.000%, 03/15/33	2,344	2,658
6.000%, 06/15/33	1,645	1,879
6.000%, 07/15/33	3,163	3,563
6.000%, 09/15/33	1,182	1,301
6.000%, 10/15/33	1,565	1,746
6.500%, 03/15/29	518	568
6.500%, 02/15/32	354	405
6.500%, 03/15/32	378	434
6.500%, 11/15/32	656	759
7.000%, 03/15/31	63	64
Ginnie Mae II 30 Yr. Pool 2.000%, 07/20/51	2,928,734	2,958,352
2.500%, 03/20/51	3,523,390	3,612,653
2.500%, 05/20/51	391,046	402,060
3.500%, 12/20/50	3,696,985	3,856,072
4.500%, 11/20/50	1,685,480	1,787,506
4.500%, 12/20/50	291,334	309,309
5.500%, 03/20/34	3,469	3,994
6.000%, 05/20/32	4,739	5,352
6.000%, 11/20/33	5,634	6,489
Government National Mortgage Association
Zero Coupon, 04/16/52 (b) (k)	4,169,592	923
0.134%, 03/16/47 (b) (k)	3,720,588	13,377
0.617%, 07/16/58 (b) (k)	1,934,114	75,297

See accompanying notes to financial statements.

BHFTII-18

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2021

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Government National Mortgage Association (CMO) 3.000%, 04/20/41	80,364	$81,576
Multifamily Connecticut Avenue Securities Trust 3.352%, 1M LIBOR + 3.250%, 10/15/49 (144A) (b)	2,839,450	2,803,810
3.852%, 1M LIBOR + 3.750%, 03/25/50 (144A) (b)	3,930,000	3,987,425

Total U.S. Treasury & Government Agencies (Cost $225,155,641)		220,837,589

Foreign Government—4.0%

Municipal—0.1%
Ciudad Autonoma De Buenos Aires 7.500%, 06/01/27	4,520,000	4,028,495

Regional Government—0.7%
Provincia de Buenos Aires 3.900%, 09/01/37 (144A) (d)	37,455,990	15,918,796
Provincia de Cordoba 5.000%, 06/01/27 (144A) (d)	5,515,415	3,467,872

		19,386,668

Sovereign—3.2%
Bahamas Government International Bond 5.750%, 01/16/24 (144A)	2,570,000	2,435,101
Brazilian Government International Bond 6.000%, 04/07/26	2,970,000	3,327,915
Bundesrepublik Deutschland Bundesanleihe Zero Coupon, 08/15/26 (EUR)	3,430,000	3,995,612
Gabon Government International Bond 7.000%, 11/24/31 (144A)	4,600,000	4,496,500
Indonesia Government International Bonds 5.125%, 01/15/45	3,000,000	3,726,493
5.250%, 01/17/42	6,140,000	7,688,924
Indonesia Treasury Bonds 6.500%, 02/15/31 (IDR)	9,599,000,000	679,625
7.000%, 05/15/27 (IDR)	223,092,000,000	16,779,300
8.375%, 09/15/26 (IDR)	66,608,000,000	5,271,375
Ivory Coast Government International Bond 4.875%, 01/30/32 (144A) (EUR)	1,630,000	1,782,712
Kuwait International Government Bond 3.500%, 03/20/27 (144A)	7,230,000	7,872,819
Mexico Government International Bond 4.125%, 01/21/26 (a)	4,280,000	4,697,343
Panama Government International Bond 4.500%, 04/01/56	2,700,000	2,974,077
Peruvian Government International Bond 2.783%, 01/23/31 (a)	4,030,000	4,009,890
Qatar Government International Bonds 4.817%, 03/14/49 (144A)	3,800,000	4,980,432
5.103%, 04/23/48 (144A)	2,200,000	2,977,322
Russian Federal Bond - OFZ 7.050%, 01/19/28 (RUB)	1,565,280,000	19,596,239

		97,291,679

Total Foreign Government (Cost $124,599,847)		120,706,842

Convertible Preferred Stocks—1.1%

Security Description	Shares/ Principal Amount*	Value

Banks—0.2%
Wells Fargo & Co., Series L 7.500%	4,965	$7,400,482

Pipelines—0.9%
MPLX L.P. 8.462% (d) (e) (f)	329,615	11,728,650
Targa Resources Corp. 9.500%	14,730	15,860,174

		27,588,824

Total Convertible Preferred Stocks (Cost $31,777,279)		34,989,306

Convertible Bonds—0.6%

Airlines—0.1%
Spirit Airlines, Inc. 1.000%, 05/15/26 (a)	4,173,000	3,597,295

Entertainment—0.1%
DraftKings, Inc.
Zero Coupon, 03/15/28 (144A)	4,950,000	3,727,350

Media—0.3%
DISH Network Corp. 3.375%, 08/15/26	8,000,000	7,572,424
Liberty Latin America, Ltd. 2.000%, 07/15/24	1,316,000	1,292,970

		8,865,394

Real Estate Investment Trusts—0.1%
Granite Point Mortgage Trust, Inc. 5.625%, 12/01/22 (144A)	1,600,000	1,592,000

Total Convertible Bonds (Cost $18,662,440)		17,782,039

Preferred Stocks—0.1%

Capital Markets—0.1%
B Riley Financial, Inc., 5.250%, 08/31/28 (a)	68,700	1,718,187
5.500%, 03/31/26	76,800	1,958,400

Total Preferred Stocks (Cost $3,637,500)		3,676,587

Common Stocks—0.1%

Auto Components—0.0%
Lear Corp. (a) (l)	399	72,997

Media—0.0%
Cengage Learning, Inc. (l)	10,995	197,910

See accompanying notes to financial statements.

BHFTII-19

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2021

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Oil, Gas & Consumable Fuels—0.1%
Ascent CNR Corp. - Class A (l)	1,399,556	$27,991
Berry Corp. (a)	170,615	1,436,578

		1,464,569

Total Common Stocks (Cost $2,222,896)		1,735,476

Municipals—0.0%
Virginia Housing Development Authority 6.000%, 06/25/34 (Cost $338,666)	342,343	354,307

Escrow Shares—0.0%

Energy Equipment & Services—0.0%
Hercules Offshore, Inc. (e) (f) (l)	10,611	0

Forest Products & Paper—0.0%
Sino-Forest Corp. (e) (f) (l)	1,246,000	0
Sino-Forest Corp. (e) (f) (l)	500,000	0

		0

Total Escrow Shares (Cost $444,027)		0

Securities Lending Reinvestments (m)—13.8%

Certificates of Deposit—4.3%
Bank of Montreal 0.300%, 06/02/22	10,000,000	10,000,630
Bank of Nova Scotia 0.320%, 06/07/22	5,000,000	5,000,610
Barclays Bank plc 0.180%, 04/07/22	11,000,000	10,998,427
Cooperatieve Rabobank UA 0.170%, 03/18/22	10,000,000	9,999,300
Credit Industriel et Commercial
Zero Coupon, 04/14/22	10,000,000	9,993,200
Credit Suisse (NY) 0.270%, 03/18/22	12,000,000	12,000,000
Goldman Sachs Bank USA 0.170%, 02/04/22	10,000,000	10,000,350
Mitsubishi UFJ Trust International Ltd.
Zero Coupon, 03/15/22	2,000,000	1,999,160
Mizuho Bank, Ltd. 0.160%, 03/25/22	10,000,000	9,998,900
MUFG Bank Ltd. 0.250%, 05/04/22	5,000,000	5,000,050
National Australia Bank, Ltd.
Zero Coupon, 04/25/22	3,000,000	2,997,690
0.160%, 03/02/22	2,000,000	1,999,900

Certificates of Deposit—(Continued)
Nationwide Building Society
Zero Coupon, 01/04/22	8,000,000	$7,999,840
Natixis S.A. (New York) 0.190%, 3M LIBOR + 0.040%, 02/11/22 (b)	3,000,000	2,999,877
0.330%, 06/09/22	1,000,000	1,000,160
Oversea-Chinese Banking Corp., Ltd.
Zero Coupon, 04/14/22	1,700,000	1,698,844
0.240%, 3M LIBOR + 0.020%, 03/25/22 (b)	2,000,000	2,000,002
Societe Generale 0.140%, 01/05/22	6,000,000	6,000,036
0.150%, 03/15/22	2,000,000	1,999,794
Standard Chartered Bank (NY) 0.150%, 02/02/22	5,000,000	5,000,095
Sumitomo Mitsui Banking Corp. 0.150%, SOFR + 0.100%, 03/15/22 (b)	5,000,000	4,999,145
Sumitomo Mitsui Trust Bank, Ltd.
Zero Coupon, 03/15/22	4,000,000	3,998,320
Zero Coupon, 04/19/22	4,000,000	3,997,120

		131,681,450

Commercial Paper—1.8%
Antalis S.A.
0.140%, 01/14/22	5,000,000	4,999,665
0.230%, 03/01/22	2,000,000	1,999,138
Macquarie Bank Ltd. 0.270%, 03/07/22	10,000,000	9,994,960
Old Line Funding LLC 0.220%, 03/02/22	5,000,000	4,997,785
Skandinaviska Enskilda Banken AB 0.200%, 04/28/22	7,000,000	6,994,610
Thunder Bay Funding LLC 0.230%, 03/04/22	5,000,000	4,997,900
UBS AG 0.240%, 03/30/22	10,000,000	9,990,350
0.350%, 06/08/22	10,000,000	9,981,430

		53,955,838

Repurchase Agreements—6.7%
Barclays Bank plc Repurchase Agreement dated 12/31/21 at 0.350%, due on 02/04/22 with a maturity value of $2,000,681; collateralized by various Common Stock with an aggregate market value of $2,222,700.	2,000,000	2,000,000
Barclays Capital, Inc. Repurchase Agreement dated 12/31/21 at 0.010%, due on 01/03/22 with a maturity value of $42,586,534; collateralized by U.S. Treasury Obligations at 0.000%, maturity dates ranging from 02/15/22 - 11/15/51, and an aggregate market value of $43,438,228.	42,586,498	42,586,498

See accompanying notes to financial statements.

BHFTII-20

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2021

Securities Lending Reinvestments (m)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
BofA Securities, Inc. Repurchase Agreement dated 12/31/21 at 0.190%, due on 01/04/22 with a maturity value of$5,000,106; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 4.500%, maturity dates ranging from 02/15/22 - 02/15/45, and various Common Stock with an aggregate market value of $5,156,705.	5,000,000	$5,000,000
Citigroup Global Markets, Inc.
Repurchase Agreement dated 12/31/21 at 0.420%, due on 02/04/22 with a maturity value of $5,002,042; collateralized by U.S. Treasury Obligations at 0.125%, maturing 10/15/25, and various Common Stock with an aggregate market value of $5,451,570.	5,000,000	5,000,000
Repurchase Agreement dated 12/31/21 at 0.420%, due on 02/04/22 with a maturity value of $9,003,675; collateralized by various Common Stock with an aggregate market value of $9,900,000.	9,000,000	9,000,000
Deutsche Bank AG, London
Repurchase Agreement dated 12/31/21 at 0.150%, due on 01/03/22 with a maturity value of $2,700,034; collateralized by Foreign Obligations with rates ranging from 0.375% - 1.875%, maturity dates ranging from 04/14/22 - 11/16/23, and an aggregate market value of $2,754,044.	2,700,000	2,700,000
National Bank of Canada
Repurchase Agreement dated 12/31/21 at 0.070%, due on 01/07/22 with a maturity value of $31,500,429; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 5.250%, maturity dates ranging from 01/31/22 - 11/15/51, and an aggregate market value of $32,143,644.	31,500,000	31,500,000
Repurchase Agreement dated 12/31/21 at 0.200%, due on 01/07/22 with a maturity value of $32,001,244; collateralized by various Common Stock with an aggregate market value of $35,562,291.	32,000,000	32,000,000
NBC Global Finance, Ltd.
Repurchase Agreement dated 12/31/21 at 0.190%, due on 01/03/22 with a maturity value of $20,000,317; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 5.000%, maturity dates ranging from 04/30/22 - 02/15/49, and various Common Stock with an aggregate market value of $22,217,532.	20,000,000	20,000,000
Repurchase Agreement dated 12/31/21 at 0.235%, due on 01/07/22 with a maturity value of $400,018; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 5.000%, maturity dates ranging from 04/30/22 - 02/15/49, and various Common Stock with an aggregate market value of $444,351.	400,000	400,000
Societe Generale
Repurchase Agreement dated 12/31/21 at 0.050%, due on 01/03/22 with a maturity value of $4,000,017; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 2.750%, maturity dates ranging from 01/31/22 - 02/15/45, and an aggregate market value of $4,080,119.	4,000,000	4,000,000

Repurchase Agreements—(Continued)
Societe Generale
Repurchase Agreement dated 12/31/21 at 0.170%, due on 01/03/22 with a maturity value of $29,000,411; collateralized by various Common Stock with an aggregate market value of $32,223,034.	29,000,000	29,000,000
Repurchase Agreement dated 12/31/21 at 0.200%, due on 01/07/22 with a maturity value of $12,553,196; collateralized by various Common Stock with an aggregate market value of $13,947,805.	12,552,708	12,552,708
TD Prime Services LLC Repurchase Agreement dated 12/31/21 at 0.140%, due on 01/03/22 with a maturity value of $10,000,117; collateralized by various Common Stock with an aggregate market value of $11,053,646.	10,000,000	10,000,000

		205,739,206

Time Deposits—0.8%
National Bank of Canada 0.120%, OBFR + 0.050%, 01/07/22 (b)	15,000,000	15,000,000
Rabobank (New York) 0.050%, 01/03/22	10,000,000	10,000,000

		25,000,000

Mutual Funds—0.2%
STIT-Government & Agency Portfolio, Institutional Class 0.030% (n)	5,000,000	5,000,000

Total Securities Lending Reinvestments (Cost $421,392,756)		421,376,494

Total Purchased Options—0.1% (o) (Cost $5,220,545)		1,798,387
Total Investments—112.4% (Cost $3,360,531,292)		3,422,697,808
Unfunded Loan Commitments—(0.1)% (Cost $(2,142,313))		(2,142,313)
Net Investments—112.3% (Cost $3,358,388,979)		3,420,555,495
Other assets and liabilities (net)—(12.3)%		(374,582,956)

Net Assets—100.0%		$3,045,972,539

*	Principal and notional amounts stated in U.S. dollars unless otherwise noted.
†	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of December 31, 2021, the market value of restricted securities was $24,990,413, which is 0.8% of net assets. See details shown in the Restricted Securities table that follows.
(a)	All or a portion of the security was held on loan. As of December 31, 2021, the market value of securities loaned was $460,669,089 and the collateral received consisted of cash in the amount of $421,357,723 and non-cash collateral with a value of $58,487,773. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.

See accompanying notes to financial statements.

BHFTII-21

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2021

(b)	Variable or floating rate security. The stated rate represents the rate at December 31, 2021. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(c)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(d)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.
(e)	Security was valued in good faith under procedures approved by the Board of Trustees. As of December 31, 2021, these securities represent 0.5% of net assets.
(f)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(g)	Non-income producing; security is in default and/or issuer is in bankruptcy.
(h)	Floating rate loans (“Senior Loans”) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will generally have an expected average life of approximately two to four years. Senior Loans typically have rates of interest which are determined periodically by reference to a base lending rate, plus a spread. These base rates are primarily the London Interbank Offered Rate and secondarily, the prime rate offered by one or more major United States banks. Base lending rates may be subject to a floor, or a minimum rate.
(i)	This loan will settle after December 31, 2021, at which time the interest rate will be determined.
(j)	Unfunded or partially unfunded loan commitments. The Portfolio may enter into certain credit agreements for which all or a portion may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion.
(k)	Interest only security.
(l)	Non-income producing security.
(m)	Represents investment of cash collateral received from securities on loan as of December 31, 2021.
(n)	The rate shown represents the annualized seven-day yield as of December 31, 2021.
(o)	For a breakout of open positions, see details shown in the Purchased Options table that follows.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2021, the market value of 144A securities was $1,406,253,847, which is 46.2% of net assets.

Restricted Securities	Acquisition Date	Principal Amount	Cost	Value
Blast Motion, Inc., 7.000%, 01/15/24	01/20/21	$4,960,000	$4,961,550	$4,968,107
Countrywide Home Loan Reperforming Loan REMIC Trust, 6.024%, 03/25/35	01/08/15	2,837,659	413,234	388,809
DBUBS Mortgage Trust, 3.750%, 08/10/44	05/19/14	5,180,000	3,004,400	52
Fortress Credit BSL XII, Ltd., 7.266%, 10/15/34	08/20/21	2,250,000	2,193,750	2,160,722
Liberty Mutual Insurance Co., 7.697%, 10/15/97	06/08/11-05/30/12	2,600,000	2,522,507	4,083,027
Massachusetts Mutual Life Insurance Co., 4.900%, 04/01/77	03/20/17-03/21/17	6,285,000	6,262,676	8,209,264
Massachusetts Mutual Life Insurance Co., 3.375%, 04/15/50	04/13/20	800,000	796,816	843,636
Midwest Vanadium Pty, Ltd., 13.250%, 02/15/18	05/24/11	932,290	961,424	0
Northwest Acquisitions ULC / Dominion Finco, Inc., 7.125%, 11/01/22	10/06/17-11/21/19	8,475,000	7,834,560	85
Teachers Insurance & Annuity Association of America, 4.900%, 09/15/44	10/01/14	1,771,000	1,844,195	2,273,496
Teachers Insurance & Annuity Association of America, 6.850%, 12/16/39	05/19/16	216,000	280,623	322,246
UBS-Barclays Commercial Mortgage Trust, 5.000%, 05/10/63	11/21/14	1,649,989	579,312	14,175
Uniquify, Inc., 6.000%, 06/15/24	06/28/21	1,720,000	1,720,000	1,726,794

				$24,990,413

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
AUD	9,590,000	BNP	01/18/22	USD	7,127,767	$(150,303)
AUD	6,220,000	GSBU	01/18/22	USD	4,610,519	(84,989)
AUD	9,450,000	JPMC	01/18/22	USD	6,624,044	251,560
AUD	56,055,034	JPMC	01/18/22	USD	40,896,408	(112,046)
BRL	25,640,000	CBNA	01/18/22	USD	4,512,654	76,198
CAD	3,300,000	CBNA	01/18/22	USD	2,670,763	(61,995)
CAD	4,610,000	CBNA	01/18/22	USD	3,610,173	34,196
CAD	4,724,160	CBNA	01/18/22	USD	3,784,123	(49,507)
CAD	5,605,840	CBNA	01/18/22	USD	4,488,302	(56,686)
CAD	6,003,511	CBNA	01/18/22	USD	4,704,220	41,769
CAD	9,040,000	CBNA	01/18/22	USD	7,061,243	85,198
CAD	36,910,000	CBNA	01/18/22	USD	29,385,773	(207,105)
CAD	3,510,000	GSBU	01/18/22	USD	2,817,643	(42,863)

See accompanying notes to financial statements.

BHFTII-22

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2021

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
CAD	4,576,986	GSBU	01/18/22	USD	3,568,302	$49,968
CAD	3,430,000	MSCS	01/18/22	USD	2,731,810	(20,273)
CAD	3,670,000	MSCS	01/18/22	USD	2,923,446	(22,180)
CAD	3,750,000	MSCS	01/18/22	USD	3,018,098	(53,590)
CAD	4,290,000	MSCS	01/18/22	USD	3,407,362	(15,964)
CAD	4,500,000	MSCS	01/18/22	USD	3,546,091	11,319
CAD	4,528,058	MSCS	01/18/22	USD	3,507,931	71,660
CAD	4,610,000	MSCS	01/18/22	USD	3,660,287	(15,918)
CAD	9,830,000	MSCS	01/18/22	USD	7,757,174	13,790
CAD	13,231,959	MSCS	01/18/22	USD	10,478,078	(17,745)
CAD	20,486,950	MSCS	01/18/22	USD	16,319,477	(123,815)
EUR	1,200,000	CBNA	01/18/22	USD	1,359,169	7,409
EUR	1,400,000	CBNA	01/18/22	USD	1,635,144	(40,802)
EUR	3,560,000	MSCS	01/18/22	USD	4,122,683	(68,500)
EUR	5,350,000	MSCS	01/18/22	USD	6,182,091	(89,428)
EUR	8,980,000	MSCS	01/18/22	USD	10,371,394	(144,830)
GBP	500,000	CBNA	01/18/22	USD	666,563	10,193
GBP	1,400,000	CBNA	01/18/22	USD	1,932,762	(37,845)
IDR	43,803,540,000	CBNA	01/18/22	USD	3,068,334	1,904
JPY	735,680,000	MSCS	01/18/22	USD	6,585,441	(189,301)
MXN	12,000,000	CBNA	01/18/22	USD	574,405	10,305
MXN	25,000,000	CBNA	01/18/22	USD	1,216,112	2,034
MXN	347,375,321	CBNA	01/18/22	USD	16,702,102	224,046
MXN	13,620,000	GSBU	01/18/22	USD	641,717	21,928
MXN	36,858,000	GSBU	01/18/22	USD	1,768,202	27,734
MXN	38,414,000	GSBU	01/18/22	USD	1,793,337	78,416
MXN	46,286,000	GSBU	01/18/22	USD	2,252,307	3,016
MXN	65,380,000	GSBU	01/18/22	USD	3,042,046	143,649
MXN	74,920,000	GSBU	01/18/22	USD	3,536,452	114,086
MXN	92,016,000	GSBU	01/18/22	USD	4,371,140	112,415
MXN	95,332,775	GSBU	01/18/22	USD	4,520,321	124,846
MXN	95,440,000	GSBU	01/18/22	USD	4,519,967	130,426
MXN	174,740,000	GSBU	01/18/22	USD	8,039,182	475,168
MXN	3,130,000	MSCS	01/18/22	USD	147,670	4,842
MXN	31,600,000	MSCS	01/18/22	USD	1,493,595	46,140
MXN	34,738,000	MSCS	01/18/22	USD	1,693,331	(693)
MXN	63,240,000	MSCS	01/18/22	USD	2,983,591	97,830
MXN	138,500,000	MSCS	01/18/22	USD	6,583,795	164,731
NOK	10,840,000	BNP	01/18/22	USD	1,265,456	(34,869)
NOK	31,730,000	BNP	01/18/22	USD	3,695,164	(93,086)
NOK	32,080,000	BNP	01/18/22	USD	3,719,205	(77,395)
NOK	508,213,484	BNP	01/18/22	USD	57,914,760	(220,964)
NOK	59,940,000	GSBU	01/18/22	USD	7,030,625	(226,071)
NOK	138,281,850	GSBU	01/18/22	USD	16,165,091	(466,955)
NOK	30,640,000	MSCS	01/18/22	USD	3,523,824	(45,486)
NOK	31,703,984	MSCS	01/18/22	USD	3,697,086	(97,962)
NOK	31,960,000	MSCS	01/18/22	USD	3,717,489	(89,302)
NOK	32,140,000	MSCS	01/18/22	USD	3,720,168	(71,547)
NOK	39,972,927	MSCS	01/18/22	USD	4,688,686	(150,850)
NOK	57,470,000	MSCS	01/18/22	USD	6,587,575	(63,422)
NOK	61,360,000	MSCS	01/18/22	USD	6,915,115	50,641
NZD	8,270,000	MSCS	01/18/22	USD	5,687,359	(24,002)
NZD	11,230,000	MSCS	01/18/22	USD	7,738,869	(48,482)
NZD	23,399,685	MSCS	01/18/22	USD	16,402,828	(378,551)
RUB	393,681,434	BNP	01/18/22	USD	5,307,906	(74,176)
RUB	131,640,000	CBNA	01/18/22	USD	1,778,275	(28,210)
RUB	79,940,000	GSBU	01/18/22	USD	1,071,352	(8,603)

See accompanying notes to financial statements.

BHFTII-23

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2021

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
RUB	251,419,873	GSBU	01/18/22	USD	3,400,576	$(58,118)
RUB	265,480,000	GSBU	01/18/22	USD	3,547,817	(18,439)
RUB	280,330,000	GSBU	01/18/22	USD	3,739,372	(12,573)
RUB	280,630,000	GSBU	01/18/22	USD	3,758,092	(27,305)
RUB	311,570,000	GSBU	01/18/22	USD	4,109,338	32,776
RUB	315,880,000	GSBU	01/18/22	USD	4,199,253	159
RUB	494,130,000	GSBU	01/18/22	USD	6,665,498	(96,371)
RUB	520,223,412	GSBU	01/18/22	USD	6,997,193	(81,173)
RUB	311,408,000	JPMC	01/18/22	USD	4,109,434	30,526
RUB	196,840,717	MSCS	01/18/22	USD	2,659,024	(42,159)
RUB	281,215,724	MSCS	01/18/22	USD	3,856,549	(117,975)
RUB	661,910,000	MSCS	01/18/22	USD	9,066,205	(266,556)

Contracts to Deliver
AUD	3,850,000	GSBU	01/18/22	USD	2,882,268	81,096
AUD	3,700,000	GSBU	01/18/22	USD	2,781,046	89,010
AUD	13,670,000	JPMC	01/18/22	USD	10,145,054	199,074
AUD	5,660,000	JPMC	01/18/22	USD	4,049,158	(68,928)
AUD	7,680,000	MSCS	01/18/22	USD	5,750,392	162,600
AUD	7,130,000	MSCS	01/18/22	USD	5,323,565	135,940
AUD	5,520,000	MSCS	01/18/22	USD	4,163,617	147,391
AUD	3,550,000	MSCS	01/18/22	USD	2,545,741	(37,158)
BRL	1,980,125	BNP	01/18/22	USD	350,000	(4,388)
BRL	10,806,669	MSCS	01/18/22	USD	1,948,376	14,281
BRL	570,000	MSCS	01/18/22	USD	100,009	(2,005)
CAD	10,390,000	BNP	01/18/22	USD	8,280,365	66,700
CAD	5,510,000	BNP	01/18/22	USD	4,471,063	115,212
CAD	3,830,000	BNP	01/18/22	USD	3,110,357	82,606
CAD	7,200,000	CBNA	01/18/22	USD	5,731,421	39,565
CAD	4,410,000	CBNA	01/18/22	USD	3,496,240	9,978
CAD	337,596	CBNA	01/18/22	USD	263,587	(3,295)
CAD	15,260,000	GSBU	01/18/22	USD	12,218,038	154,465
CAD	9,100,000	GSBU	01/18/22	USD	7,316,259	122,386
CAD	8,400,000	GSBU	01/18/22	USD	6,753,926	113,428
CAD	20,180,000	MSCS	01/18/22	USD	16,299,011	346,004
CAD	4,528,058	MSCS	01/18/22	USD	3,525,502	(54,089)
CNY	26,070,000	CBNA	01/18/22	USD	4,005,039	(81,355)
EUR	12,770,000	BNP	01/18/22	USD	14,516,578	(26,096)
EUR	5,340,000	BNP	01/18/22	USD	6,182,890	101,615
EUR	3,690,000	BNP	01/18/22	USD	4,272,668	70,438
EUR	3,570,000	BNP	01/18/22	USD	4,167,221	101,649
EUR	10,764,254	CBNA	01/18/22	USD	12,477,827	219,326
EUR	6,720,000	CBNA	01/18/22	USD	7,615,621	(37,219)
EUR	3,470,000	CBNA	01/18/22	USD	3,938,263	(13,427)
EUR	3,470,000	CBNA	01/18/22	USD	3,926,631	(25,059)
EUR	3,470,000	CBNA	01/18/22	USD	3,932,201	(19,489)
EUR	1,642,000	CBNA	01/18/22	USD	1,862,595	(7,341)
EUR	1,498,000	CBNA	01/18/22	USD	1,736,754	30,809
EUR	12,800,000	GSBU	01/18/22	USD	14,544,614	(32,225)
EUR	4,280,000	GSBU	01/18/22	USD	4,995,560	121,430
EUR	5,040,000	MSCS	01/18/22	USD	5,877,913	138,282
GBP	5,519,189	GSBU	01/18/22	USD	7,531,717	61,430
GBP	5,510,000	GSBU	01/18/22	USD	7,606,307	148,457
GBP	4,480,000	GSBU	01/18/22	USD	6,187,776	124,043
GBP	4,130,000	GSBU	01/18/22	USD	5,704,860	114,856
IDR	334,780,064,172	CBNA	01/18/22	USD	23,188,711	(276,393)

See accompanying notes to financial statements.

BHFTII-24

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2021

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
INR	2,000	CBNA	01/18/22	USD	27	$—
JPY	770,350,000	CBNA	01/18/22	USD	6,818,780	121,214
JPY	989,520,000	GSBU	01/18/22	USD	8,706,793	103,721
JPY	2,688	MSCS	01/18/22	USD	24	—
MXN	139,500,000	BNP	01/18/22	USD	6,675,604	(121,648)
MXN	39,498,000	CBNA	01/18/22	USD	1,800,118	(124,455)
MXN	35,206,000	CBNA	01/18/22	USD	1,720,276	4,834
MXN	154,980,000	GSBU	01/18/22	USD	7,383,833	(167,695)
MXN	100,370,000	GSBU	01/18/22	USD	4,871,443	(19,167)
MXN	79,480,000	GSBU	01/18/22	USD	3,771,737	(100,991)
MXN	71,990,000	GSBU	01/18/22	USD	3,467,092	(40,680)
MXN	51,840,000	GSBU	01/18/22	USD	2,525,296	(650)
MXN	36,170,000	GSBU	01/18/22	USD	1,726,813	(35,600)
MXN	74,810,000	MSCS	01/18/22	USD	3,549,800	(95,379)
MXN	48,948,000	MSCS	01/18/22	USD	2,370,317	(14,714)
MXN	42,751,000	MSCS	01/18/22	USD	2,070,226	(12,851)
MXN	3,300,000	MSCS	01/18/22	USD	159,891	(904)
NOK	71,250,000	BNP	01/18/22	USD	8,366,881	278,385
NOK	61,760,000	BNP	01/18/22	USD	7,386,524	375,359
NOK	39,370,000	BNP	01/18/22	USD	4,612,532	143,141
NOK	30,280,000	BNP	01/18/22	USD	3,611,713	174,244
NOK	103,220,000	MSCS	01/18/22	USD	12,256,093	538,274
NOK	30,680,000	MSCS	01/18/22	USD	3,680,013	197,135
NOK	29,430,000	MSCS	01/18/22	USD	3,545,497	204,522
NOK	14,080,000	MSCS	01/18/22	USD	1,644,111	45,710
NOK	14,080,000	MSCS	01/18/22	USD	1,643,282	44,882
NZD	3,840,000	GSBU	01/18/22	USD	2,749,551	119,891
NZD	5,350,000	MSCS	01/18/22	USD	3,852,464	188,745
NZD	3,980,000	MSCS	01/18/22	USD	2,847,580	122,046
NZD	3,570,000	MSCS	01/18/22	USD	2,553,086	108,323
NZD	3,070,000	MSCS	01/18/22	USD	2,105,314	2,955
RUB	397,470,000	GSBU	01/18/22	USD	5,344,170	60,074
RUB	265,480,000	GSBU	01/18/22	USD	3,575,773	46,395
RUB	264,630,000	GSBU	01/18/22	USD	3,561,906	43,828
RUB	131,240,000	GSBU	01/18/22	USD	1,775,364	30,617
RUB	83,940,000	GSBU	01/18/22	USD	1,131,335	15,410
RUB	83,870,000	GSBU	01/18/22	USD	1,127,050	12,055
RUB	787,362,868	MSCS	02/17/22	USD	10,516,400	117,439
SAR	119,470,000	JPMC	01/13/22	USD	31,837,866	17,878
ZAR	198,594	CBNA	01/18/22	USD	12,870	432

Net Unrealized Appreciation						$2,830,277

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Appreciation/ (Depreciation)
90 Day Euro Dollar Futures	12/18/23	5,353	USD	1,316,971,825	$(4,438,967)
Australian 10 Year Treasury Bond Futures	03/15/22	200	AUD	27,833,466	10,899
U.S. Treasury Note 2 Year Futures	03/31/22	2,883	USD	628,989,519	(495,853)
U.S. Treasury Note Ultra 10 Year Futures	03/22/22	255	USD	37,341,563	642,028
U.S. Treasury Ultra Long Bond Futures	03/22/22	1,212	USD	238,915,500	4,931,835

See accompanying notes to financial statements.

BHFTII-25

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2021

Futures Contracts—(Continued)

Futures Contracts—Short	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Appreciation/ (Depreciation)
Euro-Bund Futures	03/08/22	(430)	EUR	(73,689,100)	$1,077,515
Euro-Buxl 30 Year Bond Futures	03/08/22	(29)	EUR	(5,995,460)	198,059
U.S. Treasury Long Bond Futures	03/22/22	(373)	USD	(59,843,188)	(175,627)
U.S. Treasury Note 10 Year Futures	03/22/22	(845)	USD	(110,246,094)	82,809
U.S. Treasury Note 5 Year Futures	03/31/22	(7)	USD	(846,836)	5,074

Net Unrealized Appreciation					$1,837,772

Purchased Options

Foreign Currency Options	Strike Price		Counterparty	Expiration Date	Number of Contracts	Notional Amount		Premiums Paid	Market Value	Unrealized Appreciation/ (Depreciation)
USD Put/MXN Call	MXN	21.239	CGM	02/24/22	2,580,000	USD	2,580,000	$36,997	$93,819	$56,822
USD Put/RUB Call	RUB	73.000	MSCS	02/16/22	17,240,000	USD	17,240,000	255,980	109,905	(146,075)

Totals								$292,977	$203,724	$(89,253)

Options on Exchange-Traded Futures Contracts	Strike Price		Expiration Date	Number of Contracts	Notional Amount		Premiums Paid	Market Value	Unrealized Appreciation/ (Depreciation)
Put - S&P 500 Index E-Mini Futures	USD	4,200.000	01/21/22	236	USD	11,800	$640,108	$50,150	$(589,958)
Put - S&P 500 Index E-Mini Futures	USD	4,300.000	02/18/22	572	USD	28,600	1,979,191	672,100	(1,307,091)
Put - S&P 500 Index E-Mini Futures	USD	4,200.000	02/18/22	265	USD	13,250	1,007,556	235,188	(772,368)
Put - S&P 500 Index E-Mini Futures	USD	4,100.000	02/18/22	308	USD	15,400	612,122	211,750	(400,372)
Put - S&P 500 Index E-Mini Futures	USD	4,300.000	03/18/22	186	USD	9,300	688,591	425,475	(263,116)

Totals							$4,927,568	$1,594,663	$(3,332,905)

Written Options

Foreign Currency Options	Strike Price		Counterparty	Expiration Date	Number of Contracts	Notional Amount		Premiums Received	Market Value	Unrealized Appreciation/ (Depreciation)
USD Call/BRL Put	BRL	6.226	GSBU	01/26/22	(4,956,000)	USD	(4,956,000)	$(72,462)	$(2,602)	$69,860
USD Call/MXN Put	MXN	22.383	CGM	02/24/22	(2,580,000)	USD	(2,580,000)	(46,492)	(5,944)	40,548
USD Call/RUB Put	RUB	78.000	MSCS	02/16/22	(17,240,000)	USD	(17,240,000)	(248,135)	(188,502)	59,633
USD Put/RUB Call	RUB	70.825	GSBU	01/12/22	(11,840,000)	USD	(11,840,000)	(81,376)	(521)	80,855

Totals								$(448,465)	$(197,569)	$250,896

Options on Exchange-Traded Futures Contracts	Strike Price		Expiration Date	Number of Contracts	Notional Amount		Premiums Received	Market Value	Unrealized Appreciation/ (Depreciation)
Put - S&P 500 Index E-Mini Futures	USD	3,900.000	01/21/22	(236)	USD	(11,800)	$(335,804)	$(25,960)	$309,844
Put - S&P 500 Index E-Mini Futures	USD	4,000.000	02/18/22	(620)	USD	(31,000)	(1,194,773)	(333,250)	861,523
Put - S&P 500 Index E-Mini Futures	USD	4,000.000	03/18/22	(186)	USD	(9,300)	(376,259)	(225,525)	150,734

Totals							$(1,906,836)	$(584,735)	$1,322,101

Securities in the amount of $44,675 have been received at the custodian bank as collateral for OTC option contracts.

See accompanying notes to financial statements.

BHFTII-26

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2021

Swap Agreements

OTC Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Day CDI	Maturity	6.870%	Maturity	01/04/27	JPMC	BRL	137,560,000	$(2,497,435)	$—	$(2,497,435)
Pay	1-Day CDI	Maturity	7.024%	Maturity	01/04/27	CGM	BRL	33,300,000	(324,615)	—	(324,615)
Pay	1-Day CDI	Maturity	7.024%	Maturity	01/04/27	CGM	BRL	39,600,000	(386,028)	15,804	(401,832)
Pay	1-Day CDI	Maturity	7.024%	Maturity	01/04/27	CGM	BRL	42,156,000	(410,945)	19,444	(430,389)
Pay	1-Day CDI	Maturity	7.044%	Maturity	01/04/27	JPMC	BRL	27,400,000	(262,445)	—	(262,445)

Totals									$(3,881,468)	$35,248	$(3,916,716)

Centrally Cleared Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	28-Day TIIE	Monthly	7.440%	Monthly	07/20/29	MXN	1,162,650,000	$(99,154)	$457,225	$(556,379)
Pay	28-Day TIIE	Monthly	7.450%	Monthly	07/18/29	MXN	1,118,490,000	(63,725)	362,978	(426,703)
Pay	CPURNSA	Annually	3.370%	Annually	11/18/26	USD	38,410,000	467,217	400,631	66,586
Receive	SOFR	Annually	1.520%	Annually	11/20/26	USD	43,650,000	(187,789)	(74,825)	(112,964)
Receive	CPURNSA	Annually	3.970%	Annually	11/18/23	USD	38,410,000	(189,241)	(135,248)	(53,993)

Totals								$(72,692)	$1,010,761	$(1,083,453)

Centrally Cleared Credit Default Swaps on Credit Indices and Corporate Issues—Buy Protection (a)

Reference Obligation	Fixed Deal (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2021(b)	Notional Amount(c)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX.NA.HY.37.V1	(5.000%)	Quarterly	12/20/26	0.000%	USD	34,868,000	$(3,205,111)	$(3,180,754)	$(24,357)
General Motors Co., 4.875%, due 10/02/23	(5.000%)	Quarterly	06/20/26	0.000%	USD	13,700,000	(2,423,188)	(2,388,691)	(34,497)

Totals							$(5,628,299)	$(5,569,445)	$(58,854)

Centrally Cleared Credit Default Swaps on Corporate Issues—Sell Protection (d)

Reference Obligation	Fixed Deal Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2021(b)	Notional Amount(c)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Ford Motor Co., 4.346%, due 12/08/26	5.000%	Quarterly	06/20/26	0.000%	USD	13,700,000	$2,098,265	$1,777,227	$321,038

OTC Credit Default Swaps on Corporate Issues—Buy Protection (a)

Reference Obligation	Fixed Deal (Pay) Rate	Payment Frequency	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2021(b)	Notional Amount(c)		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Daimler AG 1.400%, due 01/12/24	(1.000%)	Quarterly	12/20/24	MSCS	0.226%	EUR	11,300,000	$(300,764)	$(154,412)	$(146,352)

OTC Credit Default Swaps on Corporate Issues—Sell Protection (d)

Reference Obligation	Fixed Deal Receive Rate	Payment Frequency	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2021(b)	Notional Amount(c)		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Volkswagen International Finance NV 0.875% due 01/16/23	1.000%	Quarterly	12/20/24	MSCS	0.369%	EUR	11,300,000	$244,384	$80,935	$163,449

See accompanying notes to financial statements.

BHFTII-27

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2021

(a)	If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or indices as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
(c)	The maximum potential amount of future undiscounted payments that the Portfolio could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of purchased protection credit default swap contracts entered into by the Portfolio for the same referenced debt obligation.
(d)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

Glossary of Abbreviations

Counterparties

(BNP)—	BNP Paribas S.A.
(CBNA)—	Citibank N.A.
(CGM)—	Citigroup Global Markets, Inc.
(GSBU)—	Goldman Sachs Bank USA
(JPMC)—	JPMorgan Chase Bank N.A.
(MSCS)—	Morgan Stanley Capital Services LLC

Currencies

(AUD)—	Australian Dollar
(BRL)—	Brazilian Real
(CAD)—	Canadian Dollar
(CNY)—	Chinese Yuan
(EUR)—	Euro
(GBP)—	British Pound
(IDR)—	Indonesian Rupiah
(INR)—	Indian Rupee
(JPY)—	Japanese Yen
(MXN)—	Mexican Peso
(NOK)—	Norwegian Krone
(NZD)—	New Zealand Dollar
(RUB)—	Russian Ruble
(SAR)—	Saudi Arabian Riyal
(USD)—	United States Dollar
(ZAR)—	South African Rand

Index Abbreviations

(CDI)—	Brazil Interbank Deposit Rate
(CDX.NA.HY)—	Markit North America High Yield CDS Index
(COFI)—	11th District Cost of Fund Index
(CPURNSA)—	U.S. Consumer Price Index for All Urban Consumers Non-Seasonally Adjusted
(EURIBOR)—	Euro InterBank Offered Rate
(H15)—	U.S. Treasury Yield Curve Rate T-Note Constant Maturity Index
(LIBOR)—	London Interbank Offered Rate
(OBFR)—	U.S. Overnight Bank Funding Rate
(PRIME)—	U.S. Federal Reserve Prime Rate
(SOFR)—	Secured Overnight Financing Rate
(SOFR30A)—	Secured Overnight Financing Rate 30-Day Average
(TIIE)—	Mexican Interbank Equilibrium Interest Rate

Other Abbreviations

(CLO)—	Collateralized Loan Obligation
(CMO)—	Collateralized Mortgage Obligation
(DAC)-	Designated Activity Company
(ICE)—	Intercontinental Exchange, Inc.
(REMIC)—	Real Estate Mortgage Investment Conduit
(STACR)—	Structured Agency Credit Risk

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

See accompanying notes to financial statements.

BHFTII-28

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2021

Fair Value Hierarchy—(Continued)

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2021:

Description	Level 1	Level 2	Level 3	Total
Corporate Bonds & Notes
Advertising	$—	$10,215,975	$—	$10,215,975
Aerospace/Defense	—	26,860,733	—	26,860,733
Agriculture	—	4,568,938	—	4,568,938
Airlines	—	43,073,662	—	43,073,662
Auto Manufacturers	—	32,869,580	—	32,869,580
Auto Parts & Equipment	—	1,795,047	—	1,795,047
Banks	—	125,289,736	—	125,289,736
Beverages	—	8,546,270	—	8,546,270
Biotechnology	—	5,493,552	—	5,493,552
Building Materials	—	6,864,347	—	6,864,347
Chemicals	—	8,262,620	—	8,262,620
Commercial Services	—	74,979,935	—	74,979,935
Computers	—	11,315,119	—	11,315,119
Distribution/Wholesale	—	30,173,619	—	30,173,619
Diversified Financial Services	—	63,545,880	—	63,545,880
Electric	—	29,190,525	—	29,190,525
Electronics	—	2,042,500	—	2,042,500
Energy-Alternate Sources	—	4,923,946	—	4,923,946
Engineering & Construction	—	4,019,925	—	4,019,925
Entertainment	—	19,014,043	—	19,014,043
Environmental Control	—	6,589,999	—	6,589,999
Food	—	12,815,443	—	12,815,443
Food Service	—	2,214,000	—	2,214,000
Forest Products & Paper	—	9,625,592	—	9,625,592
Healthcare-Products	—	7,318,481	—	7,318,481
Healthcare-Services	—	39,449,579	—	39,449,579
Home Builders	—	2,776,750	—	2,776,750
Insurance	—	25,157,629	—	25,157,629
Internet	—	13,356,143	—	13,356,143
Investment Companies	—	7,295,077	—	7,295,077
Iron/Steel	—	7,545,137	—	7,545,137
Leisure Time	—	51,392,993	—	51,392,993
Lodging	—	27,944,347	—	27,944,347
Machinery-Construction & Mining	—	5,837,800	—	5,837,800
Machinery-Diversified	—	8,178,000	—	8,178,000
Media	—	79,056,069	—	79,056,069
Metal Fabricate/Hardware	—	8,121,144	—	8,121,144
Mining	—	71,253,686	0	71,253,686
Office/Business Equipment	—	1,624,377	—	1,624,377
Oil & Gas	—	144,101,051	—	144,101,051
Packaging & Containers	—	18,002,764	—	18,002,764
Pharmaceuticals	—	83,891,511	—	83,891,511
Pipelines	—	112,981,847	—	112,981,847
Real Estate	—	8,005,069	—	8,005,069
Real Estate Investment Trusts	—	34,750,616	—	34,750,616
Retail	—	57,924,783	—	57,924,783
Semiconductors	—	8,162,568	—	8,162,568
Software	—	28,542,395	4,968,107	33,510,502
Telecommunications	—	63,110,248	—	63,110,248
Transportation	—	11,865,989	—	11,865,989
Total Corporate Bonds & Notes	—	1,471,937,039	4,968,107	1,476,905,146
Total Floating Rate Loans (Less Unfunded Loan Commitments of $2,142,313)*	—	648,782,275	—	648,782,275
Total Mortgage-Backed Securities*	—	234,774,789	—	234,774,789
Total Asset-Backed Securities*	—	236,836,258	—	236,836,258
Total U.S. Treasury & Government Agencies*	—	220,837,589	—	220,837,589
Total Foreign Government*	—	120,706,842	—	120,706,842

See accompanying notes to financial statements.

BHFTII-29

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2021

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Convertible Preferred Stocks
Banks	$7,400,482	$—	$—	$7,400,482
Pipelines	—	15,860,174	11,728,650	27,588,824
Total Convertible Preferred Stocks	7,400,482	15,860,174	11,728,650	34,989,306
Total Convertible Bonds*	—	17,782,039	—	17,782,039
Total Preferred Stocks*	3,676,587	—	—	3,676,587
Common Stocks
Auto Components	72,997	—	—	72,997
Media	—	197,910	—	197,910
Oil, Gas & Consumable Fuels	1,436,578	27,991	—	1,464,569
Total Common Stocks	1,509,575	225,901	—	1,735,476
Total Municipals*	—	354,307	—	354,307
Total Escrow Shares*	—	—	0	0
Securities Lending Reinvestments
Certificates of Deposit	—	131,681,450	—	131,681,450
Commercial Paper	—	53,955,838	—	53,955,838
Repurchase Agreements	—	205,739,206	—	205,739,206
Time Deposits	—	25,000,000	—	25,000,000
Mutual Funds	5,000,000	—	—	5,000,000
Total Securities Lending Reinvestments	5,000,000	416,376,494	—	421,376,494
Purchased Options
Foreign Currency Options at Value	—	203,724	—	203,724
Options on Exchange-Traded Futures Contracts at Value	1,594,663	—	—	1,594,663
Total Purchased Options	1,594,663	203,724	—	1,798,387
Total Net Investments	$19,181,307	$3,384,677,431	$16,696,757	$3,420,555,495

Collateral for Securities Loaned (Liability)	$—	$(421,357,723)	$—	$(421,357,723)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$8,780,458	$—	$8,780,458
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(5,950,181)	—	(5,950,181)
Total Forward Contracts	$—	$2,830,277	$—	$2,830,277
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$6,948,219	$—	$—	$6,948,219
Futures Contracts (Unrealized Depreciation)	(5,110,447)	—	—	(5,110,447)
Total Futures Contracts	$1,837,772	$—	$—	$1,837,772
Written Options
Foreign Currency Options at Value	$—	$(197,569)	$—	$(197,569)
Options on Exchange-Traded Futures Contracts at Value	(584,735)	—	—	(584,735)
Total Written Options	$(584,735)	$(197,569)	$—	$(782,304)
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Appreciation)	$—	$387,624	$—	$387,624
Centrally Cleared Swap Contracts (Unrealized Depreciation)	—	(1,208,893)	—	(1,208,893)
Total Centrally Cleared Swap Contracts	$—	$(821,269)	$—	$(821,269)
OTC Swap Contracts
OTC Swap Contracts at Value (Assets)	$—	$244,384	$—	$244,384
OTC Swap Contracts at Value (Liabilities)	—	(4,182,232)	—	(4,182,232)
Total OTC Swap Contracts	$—	$(3,937,848)	$—	$(3,937,848)

*	See Schedule of Investments for additional detailed categorizations.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended December 31, 2021 is not presented.

During the year ended December 31, 2021, a transfer from Level 3 to Level 2 in the amount of $6,968,436 was due to the initiation of a vendor or broker providing prices based on market indications which have been determined to be a significant observable input.

See accompanying notes to financial statements.

BHFTII-30

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Statement of Assets and Liabilities

December 31, 2021

Assets
Investments at value (a) (b) (c)	$3,420,555,495
Cash denominated in foreign currencies (d)	16,448,455
Cash collateral (e)	37,420,787
OTC swap contracts at market value (f)	244,384
Unrealized appreciation on forward foreign currency exchange contracts	8,780,458
Receivable for:
Investments sold	26,168,355
Fund shares sold	2,174,486
Dividends and interest	30,739,083
Variation margin on futures contracts	4,278,874
Prepaid expenses	8,887
Other assets	1,905

Total Assets	3,546,821,169
Liabilities
Due to custodian	3,179,429
Written options at value (g)	782,304
OTC swap contracts at market value (h)	4,182,232
Unrealized depreciation on forward foreign currency exchange contracts	5,950,181
Collateral for securities loaned	421,357,723
Payables for:
Investments purchased	61,776,678
Fund shares redeemed	777,708
Foreign taxes	100,185
Variation margin on centrally cleared swap contracts	313,217
Accrued Expenses:
Management fees	1,322,870
Distribution and service fees	218,899
Deferred trustees’ fees	321,490
Other expenses	565,714

Total Liabilities	500,848,630

Net Assets	$3,045,972,539

Net Assets Consist of:
Paid in surplus	$2,957,816,673
Distributable earnings (Accumulated losses) (i)	88,155,866

Net Assets	$3,045,972,539

Net Assets
Class A	$1,934,417,899
Class B	913,249,326
Class E	198,305,314
Capital Shares Outstanding*
Class A	140,901,396
Class B	67,190,690
Class E	14,531,237
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$13.73
Class B	13.59
Class E	13.65

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $3,358,388,979.
(b)	Includes securities loaned at value of $460,669,089.
(c)	Investments at value is net of unfunded loan commitments of $2,142,313.
(d)	Identified cost of cash denominated in foreign currencies was $16,380,255.
(e)	Includes collateral of $12,707,961 for futures contracts, $3,580,000 for OTC swap contracts and $21,132,826 for centrally cleared swap contracts.
(f)	Net premium paid on OTC swap contracts was $80,935.
(g)	Premiums received on written options were $2,355,301.
(h)	Net premium received on OTC swap contracts was $119,164.
(i)	Includes foreign capital gains tax of $100,185.

Statement of Operations

Year Ended December 31, 2021

Investment Income
Dividends	$2,641,388
Interest (a)	153,440,624
Securities lending income	566,417

Total investment income	156,648,429
Expenses
Management fees	17,443,695
Administration fees	119,439
Custodian and accounting fees	435,717
Distribution and service fees—Class B	2,251,492
Distribution and service fees—Class E	313,231
Audit and tax services	94,452
Legal	39,973
Trustees’ fees and expenses	51,036
Shareholder reporting	139,305
Insurance	21,550
Miscellaneous	25,512

Total expenses	20,935,402
Less management fee waiver	(1,710,504)

Net expenses	19,224,898

Net Investment Income	137,423,531

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on :
Investments (b)	49,795,257
Purchased options	(23,812,577)
Futures contracts	(26,304,688)
Written options	12,443,541
Swap contracts	17,353,974
Foreign currency transactions	755,285
Forward foreign currency transactions	7,687,231

Net realized gain (loss)	37,918,023

Net change in unrealized appreciation (depreciation) on:
Investments (c)	(53,092,888)
Purchased options	(1,889,628)
Futures contracts	(647,599)
Written options	1,637,673
Swap contracts	(35,042,834)
Foreign currency transactions	(628,099)
Forward foreign currency transactions	(1,257,597)

Net change in unrealized appreciation (depreciation)	(90,920,972)

Net realized and unrealized gain (loss)	(53,002,949)

Net Increase (Decrease) in Net Assets From Operations	$84,420,582

(a)	Net of foreign withholding taxes of $273,569.
(b)	Net of foreign capital gains tax of $123,493.
(c)	Includes change in foreign capital gains tax of $283,471.

See accompanying notes to financial statements.

BHFTII-31

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2021	Year Ended December 31, 2020
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$137,423,531	$148,555,238
Net realized gain (loss)	37,918,023	(46,251,111)
Net change in unrealized appreciation (depreciation)	(90,920,972)	84,843,536

Increase (decrease) in net assets from operations	84,420,582	187,147,663

From Distributions to Shareholders
Class A	(74,199,667)	(112,485,248)
Class B	(31,962,727)	(46,755,602)
Class E	(7,626,976)	(12,070,086)

Total distributions	(113,789,370)	(171,310,936)

Increase (decrease) in net assets from capital share transactions	8,995,386	(33,604,265)

Total increase (decrease) in net assets	(20,373,402)	(17,767,538)

Net Assets
Beginning of period	3,066,345,941	3,084,113,479

End of period	$3,045,972,539	$3,066,345,941

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2021		Year Ended December 31, 2020
	Shares	Value	Shares	Value
Class A
Sales	5,271,849	$72,656,729	3,031,693	$40,088,952
Reinvestments	5,504,426	74,199,667	8,906,195	112,485,248
Redemptions	(12,061,653)	(165,358,450)	(15,127,747)	(199,563,774)

Net increase (decrease)	(1,285,378)	$(18,502,054)	(3,189,859)	$(46,989,574)

Class B
Sales	8,197,198	$111,493,282	6,382,459	$83,908,310
Reinvestments	2,390,630	31,962,727	3,731,493	46,755,602
Redemptions	(7,451,585)	(101,261,406)	(8,307,317)	(107,551,658)

Net increase (decrease)	3,136,243	$42,194,603	1,806,635	$23,112,254

Class E
Sales	2,137,990	$29,247,594	821,778	$10,860,288
Reinvestments	568,753	7,626,976	960,230	12,070,086
Redemptions	(3,779,782)	(51,571,733)	(2,503,835)	(32,657,319)

Net increase (decrease)	(1,073,039)	$(14,697,163)	(721,827)	$(9,726,945)

Increase (decrease) derived from capital shares transactions		$8,995,386		$(33,604,265)

See accompanying notes to financial statements.

BHFTII-32

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$13.87	$13.81	$12.68	$13.93	$13.40

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.62	0.68	0.71	0.71	0.67
Net realized and unrealized gain (loss)	(0.24)	0.20	1.09	(1.23)	0.41

Total income (loss) from investment operations	0.38	0.88	1.80	(0.52)	1.08

Less Distributions
Distributions from net investment income	(0.52)	(0.82)	(0.67)	(0.73)	(0.55)

Total distributions	(0.52)	(0.82)	(0.67)	(0.73)	(0.55)

Net Asset Value, End of Period	$13.73	$13.87	$13.81	$12.68	$13.93

Total Return (%) (b)	2.82	6.92	14.49	(3.80)	8.23

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.60	0.60	0.60	0.60	0.59
Net ratio of expenses to average net assets (%) (c)	0.54	0.55	0.54	0.54	0.54
Ratio of net investment income (loss) to average net assets (%)	4.55	5.17	5.32	5.33	4.88
Portfolio turnover rate (%)	69 (d)	66 (d)	58 (d)	90 (d)	139 (d)
Net assets, end of period (in millions)	$1,934.4	$1,971.5	$2,007.9	$2,006.8	$2,305.0

	Class B
	Year Ended December 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$13.73	$13.69	$12.57	$13.81	$13.29

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.58	0.64	0.67	0.67	0.63
Net realized and unrealized gain (loss)	(0.23)	0.18	1.08	(1.22)	0.41

Total income (loss) from investment operations	0.35	0.82	1.75	(0.55)	1.04

Less Distributions
Distributions from net investment income	(0.49)	(0.78)	(0.63)	(0.69)	(0.52)

Total distributions	(0.49)	(0.78)	(0.63)	(0.69)	(0.52)

Net Asset Value, End of Period	$13.59	$13.73	$13.69	$12.57	$13.81

Total Return (%) (b)	2.61	6.61	14.23	(4.02)	7.93

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.85	0.85	0.85	0.85	0.85
Net ratio of expenses to average net assets (%) (c)	0.79	0.80	0.79	0.79	0.79
Ratio of net investment income (loss) to average net assets (%)	4.30	4.92	5.07	5.08	4.63
Portfolio turnover rate (%)	69 (d)	66 (d)	58 (d)	90 (d)	139 (d)
Net assets, end of period (in millions)	$913.2	$879.8	$852.0	$802.6	$919.1

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-33

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$13.79	$13.73	$12.61	$13.85	$13.33

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.60	0.66	0.69	0.68	0.65
Net realized and unrealized gain (loss)	(0.24)	0.19	1.08	(1.21)	0.40

Total income (loss) from investment operations	0.36	0.85	1.77	(0.53)	1.05

Less Distributions
Distributions from net investment income	(0.50)	(0.79)	(0.65)	(0.71)	(0.53)

Total distributions	(0.50)	(0.79)	(0.65)	(0.71)	(0.53)

Net Asset Value, End of Period	$13.65	$13.79	$13.73	$12.61	$13.85

Total Return (%) (b)	2.68	6.77	14.30	(3.92)	7.98

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.75	0.75	0.75	0.75	0.75
Net ratio of expenses to average net assets (%) (c)	0.69	0.70	0.69	0.69	0.69
Ratio of net investment income (loss) to average net assets (%)	4.40	5.03	5.17	5.18	4.73
Portfolio turnover rate (%)	69 (d)	66 (d)	58 (d)	90 (d)	139 (d)
Net assets, end of period (in millions)	$198.3	$215.1	$224.2	$228.0	$269.8

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(d)	Includes mortgage dollar roll and TBA transactions; excluding these transactions the portfolio turnover rates would have been 69%, 63%, 52%, 56%, and 79% for the years ended December 31, 2021, 2020, 2019, 2018, and 2017, respectively.

See accompanying notes to financial statements.

BHFTII-34

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—December 31, 2021

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Western Asset Management Strategic Bond Opportunities Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered and offers three classes of shares: Class A, B and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2021 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage- and asset-backed securities are generally valued based upon evaluated or composite bid quotations obtained from pricing services selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or

BHFTII-35

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Foreign currency forward contracts are valued through an independent pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”), currencies, and futures contracts that are traded OTC are generally valued based upon interdealer bid and ask prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including, but not limited to, the overnight index swap rate, London Interbank Offered Rate (“LIBOR”) forward rate or other interest rates, yield curves or credit spreads to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

BHFTII-36

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

In December 2020, the Securities and Exchange Commission adopted Rule 2a-5, Good Faith Determinations of Fair Value, under the 1940 Act, which is intended to address valuation practices and the role of the board of directors with respect to the fair value of the investments of a registered investment company. Among other things, Rule 2a-5 will permit the Portfolio’s Board to designate the Portfolio’s primary investment adviser to perform the Portfolio’s fair value determinations, which will be subject to the Board’s oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the investment adviser’s fair value determinations. Compliance with Rule 2a-5 will not be required until September 2022. The Adviser continues to review Rule 2a-5 and its impact on the Adviser’s and the Portfolio’s valuation policies and related practices.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2021, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

High-Yield Debt Securities - The Portfolio may invest in high-yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high-yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high-yield debt securities are generally less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio’s subadviser may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

Floating Rate Loans - The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower. The purchase of assignments will typically result in the Portfolio having a direct contractual relationship with the borrower, and the Portfolio may enforce compliance by the borrower with the terms of the loan agreement. The Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation or assignment.

The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments, it acquires direct rights against the borrower of the loan. These loans may include

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participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing.

The Portfolio will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Unfunded Loan Commitments - The Portfolio may enter into certain credit agreements, all or a portion of which may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are disclosed in the Schedule of Investments. As of December 31, 2021, the Portfolio had open unfunded loan commitments of $2,142,313. At December 31, 2021, the Portfolio had sufficient cash and/or securities to cover these commitments.

Collateralized Obligations - The Portfolio may invest in collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), other collateralized debt obligations (“CDOs”), and other similarly structured securities. CDOs, CBOs and CLOs are types of asset-backed securities. A CBO is a trust that is backed by a diversified pool of high risk, below investment grade fixed-income securities. The collateral can be from many types of fixed-income securities such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities and emerging market debt. A CLO is a trust typically collateralized by a pool of loans that may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties.

For CDOs, CBOs and CLOs, the cash flow from the trust is split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is typically the “equity” or “first loss” tranche, which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Senior tranches are paid from the cash flows from the underlying assets before the junior tranches and equity tranches. Losses are first borne by the equity tranches, next by the junior tranches, and finally by the senior tranches. The risks of an investment in a CBO, CLO or other CDO depend largely on the quality and type of the collateral securities and the class of the instrument in which a Portfolio invests. If some debt instruments go into default and the cash collected by the CBO, CLO or CDO is insufficient to pay all of its investors, those in the lowest, most junior tranches suffer losses first. Since they are partially protected from defaults, senior tranches typically have higher ratings and lower potential yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, more senior tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO, CLO or other CDO securities as a class.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

Mortgage Dollar Rolls - The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells to-be-announced (“TBA”) mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. For the duration of the transaction, or roll period, the Portfolio foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.

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Mortgage dollar roll transactions involve the risk that the market value of the securities that the Portfolio is required to reacquire may be less than the agreed-upon repurchase price of those securities and that the investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities transferred or sold, as applicable, as part of the treasury or mortgage dollar roll.

TBA Purchase and Forward Sale Commitments - The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to the settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. TBA forward sale commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions will occur beyond the customary settlement period. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s Custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

Due to Custodian - Pursuant to the custodian agreement, the Custodian may, in its discretion, advance funds to the Portfolio to make properly authorized payments. When such payments result in an overdraft, the Portfolio is obligated to repay the Custodian at the current rate of interest charged by the Custodian for secured loans. This obligation is payable on demand to the Custodian. The Custodian has a lien on the Portfolio’s assets to the extent of any overdraft. At December 31, 2021, the Portfolio had a payment of $3,179,429 due to the Custodian pursuant to the foregoing arrangement. Based on the short-term nature of these payments and the variable interest rate, the carrying value of the overdraft advances approximated its fair value at December 31, 2021. If measured at fair value, overdraft advances would have been considered as Level 2 in the fair value hierarchy at December 31, 2021. The Portfolio’s average overdraft advances during the year ended December 31, 2021 were not significant.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2021, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $205,739,206, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2021.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day.

If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day,

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an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2021 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2021 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2021.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.

	Remaining Contractual Maturity of the Agreements As of December 31, 2021
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Common Stocks	$(786,359)	$—	$—	$—	$(786,359)
Convertible Bonds	(88,750)	—	—	—	(88,750)
Corporate Bonds & Notes	(417,593,009)	—	—	—	(417,593,009)
Foreign Government	(2,881,940)	—	—	—	(2,881,940)
Preferred Stocks	(7,665)	—	—	—	(7,665)
Total Borrowings	$(421,357,723)	$—	$—	$—	$(421,357,723)
Gross amount of recognized liabilities for securities lending transactions					$(421,357,723)

3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio may also experience losses even when such contracts are used for hedging purposes. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets

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and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Options Contracts - An option contract purchased by the Portfolio gives the Portfolio the right, but not the obligation, to buy (call) or sell (put) an underlying instrument at a fixed exercise price during a specified period. Call options written by the Portfolio give the holder the right to buy the underlying instrument from the Portfolio at a fixed exercise price; put options written by the Portfolio give the holder the right to sell the underlying instrument to the Portfolio at a fixed exercise price.

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain investment exposure to a target asset class or to enhance return. Writing puts or buying calls tend to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options used to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond perfectly to the change in value of the hedged instruments. The Portfolio also bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Portfolio may not be able to enter into a closing transaction due to an illiquid market. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of purchased options is typically the premium initially paid for the option plus any unrealized gains.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option is worthless when it expires and the premium paid for the option is considered a realized loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying instrument increases and the option is exercised, requiring the Portfolio to sell the underlying instrument at a price below its market value. When the Portfolio writes a call option on a security it does not own, its exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying instrument decreases and the option is exercised, requiring the Portfolio to purchase the underlying instrument at a price above its market value. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market for the option.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the premium initially paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying instrument and the proceeds from such sale will be decreased by the premium originally paid for the put option. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid for the call option.

The premium received by the Portfolio for a written option is recorded as an asset and an equivalent liability. The liability is subsequently marked-to-market to reflect the current value of the option written. When a written option expires without being exercised or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying instrument and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss, as adjusted for the premium received, from the sale of the underlying instrument. When a written put option is exercised, the premium received by the Portfolio is offset against the amount paid for the purchase of the underlying instrument.

Swaptions are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swaptions is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement at any time before the expiration of the option.

An Option on Exchange-Traded Futures Contract (“Futures Option”) is an option contract in which the underlying instrument is a single futures contract.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral

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for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is reflected on the Statement of Assets and Liabilities.

Centrally Cleared Swaps: Clearinghouses currently offer clearing derivative transactions which include interest rate and credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Credit Default Swaps: The Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. The Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers, or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed. Credit default swaps involve one party making a stream of payments (referred to as the buyer of protection) to another party (referred to as the seller of protection) in exchange for the right to receive a specified return if a credit event occurs for the referenced entity, obligation or index. A credit event is defined under the terms of each swap agreement and may include, but is not limited to, underlying entity default, bankruptcy, write-down, principal shortfall or interest shortfall. As the seller of protection, if an underlying credit event occurs, the Portfolio will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation (or underlying securities comprising the referenced index), or pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). In return, the Portfolio would receive from the counterparty an upfront or periodic stream of payments throughout the life of the credit default swap agreement provided that no credit event has occurred. As the seller of protection, the Portfolio will effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the credit default swap.

The Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio. This would involve the risk that the investment may be worthless when it expires and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk, whereby the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default. As the buyer of protection, if an underlying credit event occurs, the Portfolio will either receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation (or underlying securities comprising the referenced index), or receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). If no credit event occurs and the Portfolio is a buyer of protection, the Portfolio will typically recover nothing under the credit default swap agreement, but it will have had to pay the required upfront payment or stream of continuing payments under the credit default swap

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agreement. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted obligation.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. An index credit default swap references all the names in the index, and if there is a credit event involving an entity in the index, the credit event is settled based on that entity’s weight in the index. A Portfolio may use credit default swaps on credit indices as a hedge for credit default swaps or bonds held in the portfolio, which is less expensive than it would be to buy many individual credit default swaps to achieve similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and may be used to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on a credit index or corporate or sovereign issuer, serve as some indication of the status of the payment/performance risk and the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity or index also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Wider credit spreads generally represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the particular swap agreement. When no implied credit spread is available for a credit default swap, the current unrealized appreciation/depreciation on the position may be used as an indicator of the current status of the payment/performance risk.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2021, for which the Portfolio is the seller of protection, are disclosed in the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Currency Swaps: The Portfolio may enter into currency swap agreements to gain or mitigate exposure to currency risk. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates or to protect against currency fluctuations, to adjust its interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels; and (4) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

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Notes to Financial Statements—December 31, 2021—(Continued)

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2021 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized appreciation on centrally cleared swap contracts (a) (b)	$66,586	OTC swap contracts at market value	$3,881,468
	Unrealized appreciation on futures contracts (a) (c)	6,948,219	Unrealized depreciation on centrally cleared swap contracts (a) (b)	1,150,039
			Unrealized depreciation on futures contracts (a) (c)	5,110,447
Credit	OTC swap contracts at market value	244,384	OTC swap contracts at market value	300,764
	Unrealized appreciation on centrally cleared swap contracts (a) (b)	321,038	Unrealized depreciation on centrally cleared swap contracts (a) (b)	58,854
Equity	Investments at market value (a) (d)	1,594,663	Written options at value (a)	584,735
Foreign Exchange	Investments at market value (d)	203,724
	Unrealized appreciation on forward foreign currency exchange contracts	8,780,458	Unrealized depreciation on forward foreign currency exchange contracts	5,950,181
			Written options at value	197,569

Total		$18,159,072		$17,234,057

(a)	Financial instrument not subject to a master netting agreement.
(b)	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Schedule of Investments. Only the variation margin is reported within the Statement of Assets and Liabilities.
(c)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.
(d)	Represents purchased options which are part of investments at value as shown in the Statement of Assets and Liabilities.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) (see Note 4), or similar agreement, and net of the related collateral received by the Portfolio as of December 31, 2021.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
BNP Paribas S.A.	$1,509,349	$(802,925)	$—	$706,424
Citibank N.A.	919,410	(919,410)	—	—
Citigroup Global Markets, Inc.	93,819	(93,819)	—	—
Goldman Sachs Bank USA	2,877,179	(1,523,591)	(44,675)	1,308,913
JPMorgan Chase Bank N.A.	499,038	(499,038)	—	—
Morgan Stanley Capital Services LLC	3,329,771	(2,864,897)	—	464,874

	$9,228,566	$(6,703,680)	$(44,675)	$2,480,211

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of December 31, 2021.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
BNP Paribas S.A.	$802,925	$(802,925)	$—	$—
Citibank N.A.	1,070,183	(919,410)	—	150,773
Citigroup Global Markets, Inc.	1,127,532	(93,819)	(1,033,713)	—
Goldman Sachs Bank USA	1,523,591	(1,523,591)	—	—
JPMorgan Chase Bank N.A.	2,940,854	(499,038)	(1,770,000)	671,816
Morgan Stanley Capital Services LLC	2,864,897	(2,864,897)	—	—

	$10,329,982	$(6,703,680)	$(2,803,713)	$822,589

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

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Notes to Financial Statements—December 31, 2021—(Continued)

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2021:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Credit	Equity	Foreign Exchange	Total
Purchased options	$(3,236,546)	$(1,253,340)	$(12,648,076)	$(6,674,615)	$(23,812,577)
Forward foreign currency transactions	—	—	—	7,687,231	7,687,231
Swap contracts	19,675,358	(2,321,384)	—	—	17,353,974
Futures contracts	(26,304,688)	—	—	—	(26,304,688)
Written options	2,688,480	1,027,067	5,094,586	3,633,408	12,443,541

	$(7,177,396)	$(2,547,657)	$(7,553,490)	$4,646,024	$(12,632,519)

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Credit	Equity	Foreign Exchange	Total
Purchased options	$37,844	$—	$(1,501,933)	$(425,539)	$(1,889,628)
Forward foreign currency transactions	—	—	—	(1,257,597)	(1,257,597)
Swap contracts	(35,730,191)	687,357	—	—	(35,042,834)
Futures contracts	(647,599)	—	—	—	(647,599)
Written options	(127,765)	—	796,417	969,021	1,637,673

	$(36,467,711)	$687,357	$(705,516)	$(714,115)	$(37,199,985)

For the year ended December 31, 2021, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Purchased options	190,001,903
Forward foreign currency transactions	621,435,177
Futures contracts long	1,765,031,677
Futures contracts short	(291,503,920)
Swap contracts	445,260,129
Written options	(226,822,801)

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 outbreak. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities

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Notes to Financial Statements—December 31, 2021—(Continued)

recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Master Securities Forward Transaction Agreements (“MSFTA”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as TBA securities and delayed-delivery or secured borrowings transactions by and between the Portfolio and select counterparties. The MSFTA maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission, or the applicable regulator. In a cleared derivative transaction, the Portfolio’s counterparty is a clearinghouse rather than a bank or broker. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro-rata basis across all the clearing broker’s customers, potentially resulting in losses to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities, whether direct or indirect, involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation, unexpected market closures or other political, social or economic

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Notes to Financial Statements—December 31, 2021—(Continued)

developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. In 2017, the UK Financial Conduct Authority (FCA) announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Various financial industry groups have been planning for the transition away from LIBOR and markets are developing in response to these new rates, but there are concerns around liquidity of the new rates and obstacles to converting certain securities and transactions to new rates. Neither the effect of the transition process nor its ultimate success can yet be known. The transition process might, among other things, lead to increased volatility and illiquidity in markets for instruments whose terms include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of related transactions such as hedges, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Portfolio and may adversely affect the Portfolio’s performance or net asset value.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, including mortgage dollar roll and TBA transactions but excluding short-term securities, for the year ended December 31, 2021 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$256,233,017	$1,873,903,788	$161,537,223	$1,927,736,381

Purchases and sales of mortgage dollar rolls and TBA transactions for the year ended December 31, 2021 were as follows:

Purchases	Sales
$20,225,051	$20,213,348

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2021	% per annum	Average Daily Net Assets
$17,443,695	0.650%	Of the first $500 million
	0.550%	On amounts in excess of $500 million

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Western Asset Management Company is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

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Notes to Financial Statements—December 31, 2021—(Continued)

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 30, 2021 to April 30, 2022, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.055%	On the first $500 million
0.025%	On the next $500 million
0.050%	On the next $1 billion
0.075%	On amounts in excess of $2 billion

An identical agreement was in place for the period April 30, 2020 to April 30, 2021. Amounts waived for the year ended December 31, 2021 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2021 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2021 was as follows:

Cost basis of investments	$3,368,308,445

Gross unrealized appreciation	162,201,213
Gross unrealized (depreciation)	(111,614,339)

Net unrealized appreciation (depreciation)	$50,586,874

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Notes to Financial Statements—December 31, 2021—(Continued)

The tax character of distributions paid for the years ended December 31, 2021 and 2020 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2021	2020	2021	2020	2021	2020
$113,789,370	$171,310,936	$—	$—	$113,789,370	$171,310,936

As of December 31, 2021, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$147,653,628	$—	$50,536,393	$(109,712,665)	$88,477,356

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2021, the Portfolio had accumulated short-term capital losses of $37,643,856 and accumulated long-term capital losses of $72,068,809.

During the year ended December 31, 2021, the Portfolio utilized accumulated short-term capital losses of $11,423,407 and accumulated long-term capital losses of $12,172,340.

9. Recent Accounting Pronouncement

In January 2021, the FASB issued Accounting Standards Update No. 2021-01 (“ASU 2021-01”), “Reference Rate Reform (Topic 848)”. ASU 2021-01 is an update of ASU 2020-04, which is in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, as regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The ASU 2021-01 update clarifies that certain optional expedients and exceptions in Topic 848 for contract modifications and hedge accounting apply to derivatives that are affected by the discounting transition. The amendments in this update are effective through December 31, 2022, for all entities. The expedients and exceptions provided by the amendments do not apply to contract modifications and hedging relationships entered into or evaluated after December 31, 2022, except for hedging transactions as of December 31, 2022, that an entity has elected certain optional expedients for and that are retained through the end of the hedging relationship. Management is currently evaluating the impact of the optional guidance on the Portfolio’s financial statements and disclosures.

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Western Asset Management Strategic Bond Opportunities Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust II and Shareholders of the Western Asset Management Strategic Bond Opportunities Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Western Asset Management Strategic Bond Opportunities Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust II), as of December 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Western Asset Management Strategic Bond Opportunities Portfolio as of December 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian, brokers, and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2022

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTII-50

Brighthouse Funds Trust II

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, 125 High Street, Suite 732, Boston, Massachusetts 02110. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present); until 2016, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	74	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	74	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield and Merel, Ltd.	74	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	74	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Mid-Con Energy Partners, LP (energy);** Trustee, SharesPost 100 Fund (closed-end fund).** Until 2020, Director, Gainsco, Inc. (auto insurance).**

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	74	Trustee, HSBC Funds.**

BHFTII-51

Brighthouse Funds Trust II

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor).	74	Director and Chairman of the Board of Directors, First Eagle Alternative Capital BDC, Inc.;** Director, First Eagle Credit Opportunities Fund;** Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	Private Investor; Until 2020, President, True North Board Governance, LLC (consulting).	74	Until 2020, Lead Independent Trustee, BMT Investment Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2021-present); formerly Senior Vice President, Brighthouse Investment Advisers, LLC (2017-2021).

Dina Lee (1970)	Secretary, of Trust I and Trust II	From December 2021 (Trust I and Trust II) to present	Executive Vice President, Chief Legal Officer, Brighthouse Investment Advisers, LLC (2021-present); formerly, Associate General Counsel, Neuberger Berman Investment Advisers LLC (2017-2021).

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2013-present); Head of Funds Compliance, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017).

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., an affiliate of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 29 BHF II Portfolios

BHFTII-52

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 30-December 1, 2021 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2022 through December 31, 2022.

The Board met with personnel of the Adviser on October 20-21, 2021 (the “October Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the October Meeting and the November Meeting are referred to collectively as, the “Meetings”). The Independent Trustees were advised by independent legal counsel throughout year, including during the contract renewal process, and met with independent legal counsel in executive sessions outside of the presence of management.

In considering the continuation of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of assisting the Board in the renewal process, along with various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled Board meetings. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process. The Board also reviewed information with respect to the effect of the ongoing COVID-19 pandemic on the operations of the Adviser and Sub-Advisers, and considered the Adviser’s assessments of the Sub-Advisers’ services and operations during the pandemic.

In considering the continuation of the Agreements, the Board also reviewed, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the October Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of the Sub-Advisory Agreements.

In approving the continuation of each Agreement, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs

BHFTII-53

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

and personnel, trading practices, compliance programs and personnel, risk management, and liquidity risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct regular and periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Board regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered, based on the information provided, each Sub-Adviser’s current level of staffing, business continuity plan and information security program, including in light of the ongoing COVID-19 pandemic and the work-from-home environment. The Board also considered the Sub-Adviser’s compensation program for its personnel and its overall resources. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background, and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, actions taken in response to regulatory developments, including SEC rulemaking, and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser had been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). The Board considered that Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver

BHFTII-54

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *  *  *

Western Asset Management Strategic Bond Opportunities Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Western Asset Management Company regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and the average of its Morningstar Category for the one-, three-, and five-year periods ended June 30, 2021. The Board further considered that the Portfolio outperformed its benchmark, the Bloomberg U.S. Aggregate Bond Index, for the one-, three-, and five-year periods ended October 31, 2021. The Board also considered that the Portfolio outperformed its blended benchmark for the one-, three-, and five-year periods ended October 31, 2021. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTII-55

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Managed By Western Asset Management Company, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2021, the Class A, B, and E shares of the Western Asset Management U.S. Government Portfolio returned -1.52%, -1.77%, and -1.60%, respectively. The Portfolio’s benchmark, the Bloomberg U.S. Intermediate Government Bond Index¹, returned -1.69%.

MARKET ENVIRONMENT / CONDITIONS

The 2021 reporting year was dominated by the ongoing COVID-19 pandemic. Optimism over the global economic outlook rose throughout the beginning of the year against a backdrop of slowing COVID-19 case counts, increased vaccination efforts, and the anticipation of the eventual reopening of economies. However, the Delta variant caused an increase in cases in late summer, and the Omicron variant saw cases surge during the winter. Cautious optimism grew later in December, however, as early reports appeared to show that omicron might be a milder variant and lead to less severe symptoms than previous waves, even though it is more transmissible.

In terms of fiscal policy, the $1.9 trillion COVID-19 relief bill made its way through the U.S. Congress via the budget reconciliation process in the first quarter and was signed by President Biden in mid-March. The plan sent direct payments of up to $1,400 to most Americans, extended a $300 per week unemployment insurance supplement, and expanded the child tax credit. The bill also provided $350 billion to support state and local municipalities and nearly $20 billion for COVID-19 vaccinations.

The U.S. economic recovery continued throughout the year, although the data was volatile with large monthly and quarterly swings. U.S. Gross Domestic Product (“GDP”) growth was strong during the first half of 2021, with the first quarter up 6.3% and the second quarter up 6.7%. Third-quarter growth weakened considerably to only 2.1%, although at the time the Atlanta Federal Reserve was projecting a bounce in fourth-quarter growth. Job growth in 2021 was also volatile, with big monthly upside and downside misses compared to consensus expectations. The unemployment rate trended steadily lower, starting the year at 6.7% and ended at 4.2% as of the November report.

U.S. inflation increased over 2021 and accelerated sharply over the fourth quarter. The October Consumer Price Index (“CPI”) report saw the headline year-over-year (“YoY”) increase accelerate to 6.2% from 5.4% the month prior. The November CPI report was in line with expectations as the headline monthly increase was 0.8%, and the YoY increase was 6.8%. Energy prices continued to drive inflation higher as they surged 3.5% in November and were up over 33% on a YoY basis led by gasoline, which was up 58% since last year. Used car prices have also been a major contributor to the inflation burst, rising 2.5% in November and up over 31% since last year.

After announcing the start of their tapering program in early November, the U.S. Federal Reserve (the “Fed”) announced during their December meeting that the pace of tapering would be doubled to $30 billion per month so that purchases will now be completed by mid-March 2022. The Fed also updated their Summary of Economic Projections (“SEP”), which showed that the median committee member expected three interest rate hikes in 2022, up from one expected hike, as of September. The SEP release also updated 2022 GDP projections to 4% (up from 3.8%), Core Personal Consumption Expenditures to 2.7% (up from 2.3%) and the unemployment rate at the end of 2022 to 3.5% (down from 3.8%).

Risk assets generally performed well during the reporting period. After considerable spread tightening during the first half of 2021, there was some softness during the second half, primarily due to the emergence of COVID variants.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Western Asset Management U.S. Government Portfolio outperformed its benchmark, the Bloomberg U.S. Intermediate Government Bond Index, during the 12 month period ended December 31, 2021.

Over the 12 month period, the most significant positive contributor to the Portfolio’s performance was its interest rate positioning, including both duration and yield curve positioning. The Portfolio’s duration was tactically managed relative to the benchmark, beginning

BHFTII-1

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Managed By Western Asset Management Company, LLC

Portfolio Manager Commentary*—(Continued)

the reporting period with a slight long duration stance relative to the benchmark Index, then gradually raised to a modest long towards the end of the first quarter as yields rose. The Portfolio’s duration was gradually trimmed to a slight short during the middle of the reporting year and again towards the end of 2021 after yields had fallen.

The second-largest contributor to performance was the Portfolio’s exposure to U.S. Treasury Inflation-Protected Securities (“TIPS”). The Portfolio began the period with modest exposure to TIPS, which benefitted as breakeven rates exceeded pre-pandemic levels early during the reporting period. As breakeven rates rose, the Portfolio gradually trimmed its TIPS allocation, capturing value, ending the period with a small allocation to TIPS. The third-largest contributor to performance was the Portfolio’s exposure to Agency Debentures, which benefitted from Agency spread-tightening despite the rise in U.S. Treasury yields during the first quarter of the reporting period.

The Portfolio’s exposures to Agency Mortgage-Backed Securities (“MBS”) were the main detractor to performance. A recalibration of prepayment models contributed to the sharp underperformance. The Portfolio began the reporting period with a modest overweight exposure but gradually trimmed its exposure to a small underweight by the middle of the year and a large underweight by the end of the year as Agency MBS spreads became tight, and we believed could widen as the Fed approaches tapering.

In terms of derivatives, during the reporting year, the Portfolio used interest rate futures to adjust its duration and yield curve exposure. The Portfolio also used Mortgage-To-Be-Announced (“TBAs”) to gain exposure to the Agency MBS market to gain exposure to specific characteristics of Agency MBS. The net impact of all derivative transactions on the Portfolio’s performance was positive but not material.

In terms of positioning, as of December 31, 2021, the Portfolio maintained a slightly short duration stance versus its benchmark. The Portfolio held underweight exposures to U.S. Treasuries and Agency MBS. The Portfolio held an overweight exposure to Agency Debentures and off-benchmark exposures to Emerging Market Debt and structured products.

Frederick Marki

S. Kenneth Leech

Mark S. Lindbloom

Portfolio Managers

Western Asset Management Company, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Bloomberg U.S. Intermediate Government Bond Index includes most obligations of the U.S. Treasury, agencies and quasi-federal corporations having maturities between one and ten years.

BHFTII-2

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

A $10,000 INVESTMENT COMPARED TO THE BLOOMBERG U.S. INTERMEDIATE GOVERNMENT BOND INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2021

	1 Year	5 Year	10 Year
Western Asset Management U.S. Government Portfolio
Class A	-1.52	2.49	1.97
Class B	-1.77	2.22	1.71
Class E	-1.60	2.33	1.82
Bloomberg U.S. Intermediate Government Bond Index	-1.69	2.32	1.68

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2021

Top Sectors

% of Net Assets
U.S. Treasury & Government Agencies	89.2
Foreign Government	7.3
Corporate Bonds & Notes	3.4
Mortgage-Backed Securities	2.4
Asset-Backed Securities	0.2

BHFTII-3

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2021 through December 31, 2021.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Western Asset Management U.S. Government Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period** July 1, 2021 to December 31, 2021
Class A(a)	Actual	0.48%	$1,000.00	$993.10	$2.41
	Hypothetical*	0.48%	$1,000.00	$1,022.79	$2.45

Class B(a)	Actual	0.73%	$1,000.00	$991.40	$3.66
	Hypothetical*	0.73%	$1,000.00	$1,021.53	$3.72

Class E(a)	Actual	0.63%	$1,000.00	$992.30	$3.16
	Hypothetical*	0.63%	$1,000.00	$1,022.03	$3.21

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTII-4

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Schedule of Investments as of December 31, 2021

U.S. Treasury & Government Agencies—89.2% of Net Assets

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—25.2%
Fannie Mae 15 Yr. Pool
1.500%, 03/01/36	90,599	$90,893
Fannie Mae 20 Yr. Pool
2.500%, 10/01/40	6,732,374	6,961,490
2.500%, 03/01/41	559,147	582,868
2.500%, 04/01/41	1,890,250	1,965,569
2.500%, 05/01/41	2,077,509	2,144,943
3.000%, 07/01/35	568,351	599,891
3.000%, 02/01/36	884,342	934,349
3.000%, 04/01/36	667,758	704,848
3.000%, 07/01/36	1,379,069	1,447,789
3.000%, 08/01/36	7,216,163	7,583,791
3.000%, 10/01/36	2,834,927	2,982,800
3.000%, 12/01/36	2,339,885	2,459,753
3.000%, 12/01/37	540,590	564,955
3.000%, 06/01/38	726,302	762,441
3.500%, 12/01/34	169,919	181,726
3.500%, 01/01/35	116,238	124,317
3.500%, 02/01/37	193,403	206,779
3.500%, 03/01/37	134,295	142,954
3.500%, 12/01/37	196,019	211,466
3.500%, 08/01/39	199,814	212,398
3.500%, 02/01/40	773,435	832,741
4.500%, 11/01/31	275,521	297,845
4.500%, 12/01/31	366,634	396,321
Fannie Mae 30 Yr. Pool
2.000%, 08/01/50	163,323	163,306
2.000%, 09/01/50	81,875	81,866
2.000%, 01/01/51	8,154,291	8,146,747
2.000%, 02/01/51	8,453,924	8,462,523
2.000%, 03/01/51	11,660,531	11,655,177
2.000%, 04/01/51	2,151,446	2,154,391
2.000%, 07/01/51	292,798	292,994
2.000%, 10/01/51	796,362	796,843
2.000%, 11/01/51	498,753	498,807
2.500%, 09/01/50	376,378	388,614
2.500%, 11/01/50	565,751	582,830
2.500%, 12/01/50	178,495	182,974
2.500%, 02/01/51	2,295,644	2,355,805
2.500%, 03/01/51	468,057	482,846
2.500%, 04/01/51	1,421,313	1,461,636
2.500%, 05/01/51	656,479	675,418
2.500%, 06/01/51	3,138,551	3,229,496
2.500%, 07/01/51	2,040,307	2,096,129
2.500%, 08/01/51	986,037	1,011,248
2.500%, 09/01/51	3,110,465	3,192,244
2.500%, 10/01/51	1,481,904	1,522,883
3.000%, 09/01/42	1,455,986	1,545,932
3.000%, 08/01/46	447,059	469,970
3.000%, 09/01/46	1,458,587	1,531,846
3.000%, 10/01/46	648,304	681,094
3.000%, 08/01/47	49,331	52,130
3.000%, 11/01/48	3,907,853	4,089,162
3.000%, 01/01/50	1,244,122	1,304,102
3.000%, 02/01/50	14,235,057	14,918,202
3.000%, 03/01/50	8,245,343	8,676,020

Agency Sponsored Mortgage-Backed—(Continued)
Fannie Mae 30 Yr. Pool
3.000%, 08/01/50	705,195	$735,342
3.000%, 11/01/50	723,578	755,188
3.000%, 05/01/51	618,126	647,188
3.000%, 09/01/51	193,626	202,868
3.500%, 12/01/42	197,606	213,271
3.500%, 03/01/43	1,207,620	1,303,824
3.500%, 08/01/44	320,454	342,786
3.500%, 02/01/45	199,877	215,181
3.500%, 11/01/46	547,741	583,922
3.500%, 12/01/46	2,011,445	2,159,899
3.500%, 03/01/47	739,806	787,636
3.500%, 07/01/47	12,246,997	13,013,414
3.500%, 10/01/47	63,708	67,582
3.500%, 12/01/47	1,694,777	1,806,631
3.500%, 02/01/48	269,732	285,953
3.500%, 03/01/48	121,195	129,845
3.500%, 04/01/48	184,122	194,719
3.500%, 08/01/48	1,190,600	1,268,025
3.500%, 11/01/48	1,497,871	1,594,890
3.500%, 06/01/49	717,052	762,316
3.500%, 02/01/50	725,796	768,438
4.000%, 02/01/40	341,377	369,284
4.000%, 06/01/42	3,110,330	3,455,270
4.000%, 07/01/42	972,632	1,057,673
4.000%, 05/01/43	7,242,552	7,956,673
4.000%, 10/01/43	3,534,707	3,885,845
4.000%, 09/01/44	560,632	613,108
4.000%, 05/01/48	4,581,554	4,957,785
4.000%, 09/01/48	92,700	98,482
4.000%, 07/01/50	661,953	705,342
4.500%, 10/01/41	2,107,707	2,321,537
4.500%, 10/01/44	707,397	780,582
4.500%, 01/01/45	59,538	66,681
4.500%, 05/01/46	468,791	513,847
4.500%, 06/01/47	236,149	255,843
4.500%, 07/01/47	928,824	1,005,929
4.500%, 08/01/47	247,985	268,310
4.500%, 06/01/48	290,326	314,928
4.500%, 07/01/48	674,076	736,169
4.500%, 08/01/48	1,421,118	1,536,802
4.500%, 11/01/48	541,209	589,871
4.500%, 02/01/49	224,764	244,607
4.500%, 08/01/49	234,108	251,808
4.500%, 09/01/49	3,393,733	3,690,920
4.500%, 11/01/49	908,004	978,791
4.500%, 03/01/50	586,121	642,215
4.500%, 04/01/50	170,457	182,616
5.000%, 07/01/33	95,035	107,122
5.000%, 09/01/33	117,431	132,203
5.000%, 10/01/35	330,657	372,669
5.000%, 03/01/36	518,337	585,769
5.000%, 01/01/39	4,742	5,375
5.000%, 12/01/39	7,709	8,741
5.000%, 05/01/40	23,380	25,663
5.000%, 07/01/40	14,920	16,545
5.000%, 11/01/40	342,056	387,537

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Schedule of Investments as of December 31, 2021

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—(Continued)
Fannie Mae 30 Yr. Pool
5.000%, 01/01/41	30,609	$33,805
5.000%, 02/01/41	25,057	27,299
5.000%, 04/01/41	35,095	39,389
5.000%, 05/01/41	865,033	976,562
5.000%, 06/01/41	70,487	79,676
5.000%, 07/01/41	746,889	843,482
5.000%, 12/01/49	719,832	784,846
6.000%, 04/01/33	40,872	46,978
6.000%, 02/01/34	6,856	7,744
6.000%, 11/01/35	66,990	76,611
6.000%, 08/01/37	155,631	178,579
6.500%, 03/01/26	370	408
6.500%, 04/01/29	37,796	41,696
7.000%, 02/01/29	352	353
7.000%, 01/01/30	1,566	1,603
7.000%, 10/01/37	2,725	2,807
7.000%, 11/01/37	12,912	13,803
7.000%, 12/01/37	12,560	13,824
7.000%, 02/01/38	2,769	2,858
7.000%, 11/01/38	60,258	70,067
7.000%, 02/01/39	450,454	531,812
7.500%, 04/01/32	7,865	7,894
8.000%, 05/01/28	1,068	1,170
8.000%, 07/01/32	698	757
Fannie Mae Interest Strip (CMO)
3.500%, 11/25/41 (a)	803,122	78,222
4.000%, 04/25/42 (a)	1,163,276	161,605
4.500%, 11/25/39 (a)	672,594	93,448
Fannie Mae Pool
3.500%, 08/01/42	3,786,001	4,068,718
3.500%, 09/01/42	258,380	277,675
3.500%, 10/01/42	1,840,913	1,978,387
4.000%, 10/01/42	1,037,150	1,128,492
4.000%, 11/01/42	710,819	774,692
4.000%, 07/01/43	25,780	28,113
4.000%, 08/01/43	593,947	646,097
4.500%, 08/01/58	1,055,592	1,179,325
4.500%, 01/01/59	2,218,570	2,478,631
6.500%, 12/01/27	1,878	1,884
6.500%, 05/01/32	5,071	5,597
Fannie Mae REMIC Trust Whole Loan (CMO)
3.786%, 01/25/43 (b)	142,588	148,690
Fannie Mae REMICS (CMO)
Zero Coupon, 03/25/42 (c)	208,086	195,890
5.500%, 07/25/41	3,890,987	4,420,290
5.500%, 04/25/42	881,945	992,524
6.000%, 05/25/42	514,667	592,962
6.048%, -1 x 1M LIBOR + 6.150%, 03/25/42 (a)(b)	3,384,872	439,025
6.048%, -1 x 1M LIBOR + 6.150%, 12/25/42 (a)(b)	302,119	52,014
6.448%, -1 x 1M LIBOR + 6.550%, 10/25/41 (a)(b)	2,234,645	349,699
6.500%, 06/25/39	34,343	37,210
6.500%, 07/25/42	1,009,277	1,184,224
6.548%, -1 x 1M LIBOR + 6.650%, 02/25/41 (a)(b)	24,866	227
6.548%, -1 x 1M LIBOR + 6.650%, 03/25/42 (a)(b)	818,473	112,807
Fannie Mae-ACES
2.232%, 02/25/27	659,851	679,864

Agency Sponsored Mortgage-Backed—(Continued)
Fannie Mae-ACES
3.061%, 05/25/27 (b)	199,660	$214,027
Freddie Mac 15 Yr. Pool
3.000%, 09/01/32	258,759	271,946
3.500%, 04/01/33	2,364,283	2,514,782
Freddie Mac 20 Yr. Gold Pool
3.000%, 04/01/38	474,852	495,017
Freddie Mac 20 Yr. Pool
2.000%, 09/01/41	3,226,535	3,278,500
2.500%, 04/01/41	184,227	189,775
3.500%, 01/01/38	2,510,268	2,681,246
Freddie Mac 30 Yr. Gold Pool
3.000%, 04/01/47	573,182	601,324
3.500%, 06/01/46	353,091	378,566
4.000%, 07/01/43	2,010,272	2,185,339
4.000%, 08/01/43	1,754,753	1,909,555
4.500%, 06/01/38	659,852	727,069
4.500%, 03/01/47	12,566	13,453
4.500%, 04/01/47	397,271	428,437
4.500%, 05/01/47	362,560	393,082
4.500%, 06/01/47	727,799	786,933
4.500%, 04/01/49	321,618	349,300
5.000%, 08/01/33	10,378	11,732
5.000%, 01/01/40	10,182	11,550
5.000%, 04/01/41	11,340	12,852
5.000%, 04/01/44	17,698	19,708
5.000%, 07/01/48	23,117	25,295
6.500%, 09/01/39	119,007	133,823
8.000%, 09/01/30	1,768	1,994
Freddie Mac 30 Yr. Pool
2.000%, 11/01/50	992,900	992,558
2.000%, 02/01/51	2,924,799	2,924,767
2.000%, 03/01/51	4,019,568	4,018,253
2.000%, 04/01/51	2,880,659	2,894,496
2.000%, 05/01/51	6,715,995	6,716,673
2.000%, 06/01/51	5,329,724	5,333,297
2.000%, 11/01/51	1,892,027	1,888,988
2.000%, 12/01/51	300,000	299,353
2.500%, 11/01/50	83,580	86,176
2.500%, 12/01/50	1,415,957	1,455,598
2.500%, 01/01/51	1,396,856	1,433,046
2.500%, 02/01/51	446,140	457,710
2.500%, 03/01/51	275,791	285,393
2.500%, 05/01/51	187,904	195,088
2.500%, 07/01/51	5,061,424	5,199,715
2.500%, 08/01/51	1,245,240	1,277,892
2.500%, 10/01/51	1,596,862	1,641,191
3.000%, 10/01/46	333,517	351,629
3.000%, 09/01/48	1,373,303	1,447,142
3.000%, 09/01/49	3,999,021	4,197,430
3.000%, 01/01/50	167,401	176,581
3.000%, 03/01/50	93,572	97,497
3.500%, 07/01/47	5,386,975	5,713,163
3.500%, 01/01/48	113,139	119,920
3.500%, 03/01/48	240,811	255,136
3.500%, 06/01/48	1,604,211	1,705,695
4.000%, 04/01/49	1,078,031	1,165,223

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Schedule of Investments as of December 31, 2021

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—(Continued)
Freddie Mac 30 Yr. Pool
4.000%, 03/01/50	37,337	$40,019
4.500%, 03/01/49	275,807	299,649
4.500%, 07/01/49	498,562	543,311
5.000%, 01/01/36	14,995	16,967
5.000%, 06/01/41	1,371,031	1,526,952
5.000%, 08/01/48	61,129	66,759
5.000%, 10/01/48	65,089	71,180
5.000%, 11/01/48	197,429	217,160
6.000%, 10/01/36	370,295	425,165
Freddie Mac ARM Non-Gold Pool
2.078%, 5Y H15 + 1.285%, 03/01/47 (b)	337,250	345,194
2.875%, 12M LIBOR + 1.620%, 11/01/47 (b)	1,435,927	1,482,564
3.016%, 12M LIBOR + 1.628%, 11/01/48 (b)	4,759,469	4,912,792
3.090%, 12M LIBOR + 1.622%, 02/01/50 (b)	2,423,713	2,503,644
Freddie Mac Gold Pool
4.000%, 04/01/43	766,102	835,746
4.000%, 08/01/43	377,482	413,043
Freddie Mac Multifamily Structured Pass-Through Certificates
0.362%, 12/25/28 (a)(b)	63,600,107	1,539,612
0.482%, 01/25/34 (a)(b)	51,817,525	2,445,238
0.507%, 01/25/29 (a)(b)	85,733,790	2,933,759
0.758%, 09/25/27 (a)(b)	16,931,470	647,920
0.853%, 11/25/30 (a)(b)	26,288,392	1,683,535
0.883%, 11/25/30 (a)(b)	34,239,382	2,309,302
3.291%, 03/25/27	4,670,000	4,980,348
Freddie Mac Pool
3.500%, 10/01/42	520,214	559,064
3.500%, 02/01/44	207,713	223,225
Freddie Mac REMICS (CMO)
4.500%, 04/15/32	163,969	179,318
6.000%, 05/15/36	240,237	275,688
Freddie Mac Structured Agency Credit Risk Debt Notes (CMO)
2.350%, SOFR + 2.300%, 08/25/33 (144A) (b)	1,970,000	2,006,001
2.603%, 1M LIBOR + 2.500%, 03/25/30 (b)	1,937,542	1,974,832
5.653%, 1M LIBOR + 5.550%, 07/25/28 (b)	1,253,277	1,305,096
Ginnie Mae I 30 Yr. Pool
3.000%, 09/15/42	381,245	400,218
3.000%, 10/15/42	2,026,907	2,121,904
3.000%, 11/15/42	753,225	788,715
3.500%, 06/15/48	2,565,439	2,736,294
3.500%, 05/15/50	539,615	572,177
4.000%, 03/15/50	38,873	41,349
5.500%, 06/15/36	199,275	228,122
6.000%, 03/15/33	447,652	508,576
6.500%, 06/15/31	1,031	1,131
6.500%, 08/15/34	102,601	114,104
7.500%, 09/15/29	1,095	1,204
8.500%, 06/15/25	6,342	6,746
Ginnie Mae II 30 Yr. Pool
2.000%, 04/20/51	662,305	669,003
3.000%, 11/20/46	225,198	235,079
3.000%, 09/20/47	72,031	75,142
3.000%, 11/20/47	91,502	95,507
3.000%, 12/20/47	967,684	1,005,058
3.000%, 01/20/50	727,955	754,001
3.000%, 09/20/51	2,546,443	2,641,281

Agency Sponsored Mortgage-Backed—(Continued)
Ginnie Mae II 30 Yr. Pool
3.000%, TBA (d)	3,400,000	$3,517,819
3.500%, 06/20/44	865,730	923,089
3.500%, 03/20/45	67,787	71,731
3.500%, 01/20/46	179,414	190,209
3.500%, 03/20/46	960,773	1,016,534
3.500%, 04/20/46	504,485	533,012
3.500%, 05/20/46	236,682	249,170
3.500%, 06/20/46	407,100	428,778
3.500%, 07/20/46	245,495	258,554
3.500%, 09/20/46	22,501	23,682
3.500%, 05/20/47	3,238,835	3,402,372
3.500%, 02/20/49	19,996	20,988
3.500%, 10/20/49	229,612	236,859
3.500%, 01/20/50	1,659,395	1,756,185
3.500%, 02/20/50	215,821	226,020
3.500%, 07/20/50	257,664	268,828
4.000%, 09/20/45	347,722	368,176
4.000%, 11/20/45	3,112,162	3,353,444
4.000%, 06/20/47	1,208,280	1,286,012
4.000%, 07/20/47	211,154	225,034
4.000%, 11/20/47	596,619	635,812
4.000%, 12/20/47	227,821	242,784
4.000%, 02/20/48	219,688	234,105
4.000%, 03/20/48	234,788	249,581
4.000%, 04/20/48	207,697	220,530
4.000%, 11/20/49	120,878	126,166
4.000%, 01/20/50	184,115	199,389
4.000%, 02/20/50	171,111	184,523
4.000%, 03/20/50	101,218	109,953
4.000%, 04/20/50	728,396	784,526
4.500%, 01/20/40	241,995	265,299
4.500%, 05/20/40	307,820	337,465
4.500%, 09/20/40	6,843	7,517
4.500%, 01/20/41	57,845	64,230
4.500%, 07/20/41	377,192	417,334
4.500%, 08/20/47	398,843	428,041
4.500%, 04/20/48	637,299	678,935
4.500%, 05/20/48	929,292	988,321
4.500%, 06/20/48	535,679	569,694
4.500%, 07/20/48	89,776	95,479
4.500%, 08/20/48	2,374,345	2,514,397
4.500%, 09/20/48	256,711	272,470
4.500%, 10/20/48	622,411	658,015
4.500%, 01/20/49	1,641,469	1,735,934
4.500%, 03/20/49	456,211	482,456
4.500%, 04/20/49	293,293	309,863
4.500%, 02/20/50	410,911	435,015
4.500%, 03/20/50	264,860	279,356
4.500%, 12/20/50	410,521	435,849
5.000%, 07/20/40	249,386	280,796
5.000%, 11/20/48	106,172	113,497
5.000%, 03/20/49	124,079	132,401
5.000%, 12/20/49	190,947	204,398
5.000%, 01/20/50	125,055	133,459
5.000%, 04/20/50	103,895	111,551
6.000%, 11/20/34	728	839

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Schedule of Investments as of December 31, 2021

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—(Continued)
Ginnie Mae II 30 Yr. Pool
6.000%, 06/20/35	1,123	$1,294
6.000%, 07/20/36	57,914	66,743
6.000%, 09/20/36	2,760	3,179
6.000%, 07/20/38	147,648	170,040
6.000%, 09/20/38	366,828	415,184
6.000%, 06/20/39	1,748	2,015
6.000%, 05/20/40	32,960	37,989
6.000%, 06/20/40	102,708	118,322
6.000%, 08/20/40	56,306	64,900
6.000%, 09/20/40	121,819	140,395
6.000%, 10/20/40	66,810	76,296
6.000%, 11/20/40	121,454	139,981
6.000%, 01/20/41	78,748	90,671
6.000%, 03/20/41	437,874	504,341
6.000%, 07/20/41	86,849	100,051
6.000%, 12/20/41	47,761	54,699
6.500%, 10/20/37	141,911	166,762
Ginnie Mae II Pool
3.000%, 09/20/47	335,763	345,055
Government National Mortgage Association
Zero Coupon, 09/16/46 (a)(b)	9,548,088	95
0.001%, 09/16/44 (a)	475,483	794
0.029%, 03/16/49 (a)(b)	2,620,819	2,729
0.093%, 04/16/54 (a)(b)	16,024,587	209,432
0.120%, 10/16/54 (a)(b)	13,344,512	50,237
0.132%, 02/16/53 (a)(b)	6,621,965	30,858
0.143%, 02/16/48 (a)(b)	1,084,550	11,682
0.535%, 03/16/60 (a)(b)	3,887,697	166,847
0.599%, 09/16/55 (a)(b)	8,261,639	254,090
0.656%, 10/16/58 (a)(b)	12,276,466	553,678
0.690%, 12/16/59 (a)(b)	35,103,484	1,881,182
1.132%, 02/16/46 (a)(b)	5,015,089	128,919
3.150%, 06/16/60	479,074	483,150
Government National Mortgage Association (CMO)
0.461%, 1M LIBOR + 0.380%, 12/20/60 (b)	10,611,507	10,609,515
0.478%, 12M LIBOR + 0.250%, 10/20/68 (b)	1,981,452	1,959,400
0.481%, 1M LIBOR + 0.400%, 12/20/60 (b)	2,638,714	2,639,271
0.504%, 1M LIBOR + 0.400%, 08/20/70 (b)	75,428	75,520
0.511%, 1M LIBOR + 0.430%, 10/20/64 (b)	4,121,253	4,126,204
0.554%, 1M LIBOR + 0.450%, 07/20/70 (b)	6,018,724	6,051,866
0.561%, 1M LIBOR + 0.480%, 03/20/61 (b)	1,914,707	1,918,531
0.581%, 1M LIBOR + 0.500%, 12/20/60 (b)	20,883,508	20,933,795
0.604%, 1M LIBOR + 0.500%, 07/20/70 (b)	416,998	420,085
1.254%, 1M LIBOR + 1.150%, 05/20/70 (b)	1,407,074	1,469,511
1.354%, 1M LIBOR + 1.250%, 04/20/70 (b)	147,435	151,548
3.000%, 07/20/49	819,103	851,179
5.993%, -1 x 1M LIBOR + 6.100%, 08/16/42 (a)(b)	448,504	81,442
6.546%, -1 x 1M LIBOR + 6.650%, 01/20/40 (a)(b)	119,623	5,013
Uniform Mortgage-Backed Securities 30 Yr. Pool
2.000%, TBA (d)	8,900,000	8,852,762
2.500%, TBA (d)	36,800,000	37,517,380
3.000%, TBA (d)	16,000,000	16,570,385
3.500%, TBA (d)	3,300,000	3,469,092
4.000%, TBA (d)	400,000	425,468

		485,367,619

Federal Agencies—41.6%
Fannie Mae Principal Strip
Zero Coupon, 05/15/30	30,000,000	$25,928,196
Federal Agricultural Mortgage Corp.
0.260%, 10/02/23	10,000,000	9,929,497
Federal Farm Credit Banks Funding Corp.
0.070%, 03/29/22	5,000,000	4,999,028
0.080%, SOFR + 0.030%, 06/14/23 (b)	8,000,000	7,997,663
0.125%, 11/23/22	10,000,000	9,978,959
0.125%, 02/03/23	22,000,000	21,927,383
0.160%, 02/10/23	15,000,000	14,989,995
0.200%, 01/04/24	10,000,000	9,936,793
0.220%, 09/08/23	20,000,000	19,935,935
0.230%, 01/19/24	15,000,000	14,908,397
0.375%, 01/15/25	10,000,000	9,856,113
0.460%, 11/03/25	10,000,000	9,742,949
0.500%, 12/01/23	30,000,000	29,874,178
0.680%, 12/20/23	10,000,000	9,984,584
0.780%, 06/16/25	10,000,000	9,823,092
0.875%, 11/18/24	5,000,000	4,988,790
1.050%, 11/17/25	10,000,000	9,957,949
2.700%, 10/26/27	10,000,000	10,711,175
2.750%, 04/25/22	20,000,000	20,162,012
Federal Home Loan Bank
0.125%, 10/21/22	5,000,000	4,993,264
0.125%, 06/02/23	35,000,000	34,750,861
0.125%, 08/28/23	12,000,000	11,894,955
0.375%, 09/04/25	15,000,000	14,589,686
0.500%, 04/14/25	14,000,000	13,755,300
1.750%, 09/12/25	10,000,000	10,215,329
2.125%, 06/09/23	17,700,000	18,085,359
2.500%, 02/13/24	10,000,000	10,359,365
2.750%, 12/13/24	10,000,000	10,515,155
3.250%, 11/16/28 (e)	40,000,000	44,686,056
Federal Home Loan Mortgage Corp.
Zero Coupon, 12/14/29	7,443,000	6,523,141
Zero Coupon, 12/17/29	5,562,000	4,832,684
Zero Coupon, 12/15/36	24,765,000	17,994,777
0.125%, 10/16/23	30,000,000	29,703,180
0.250%, 06/26/23	13,000,000	12,937,402
0.250%, 08/24/23	20,000,000	19,870,145
0.250%, 09/08/23	10,000,000	9,932,118
0.250%, 11/06/23	20,000,000	19,822,951
0.250%, 12/04/23	20,000,000	19,810,849
0.375%, 04/20/23	6,000,000	5,986,133
0.375%, 05/05/23	10,000,000	9,977,587
2.750%, 06/19/23	20,000,000	20,627,488
Federal National Mortgage Association
0.250%, 05/22/23	8,000,000	7,966,369
0.625%, 04/22/25	5,000,000	4,930,919
2.625%, 09/06/24 (e)	22,000,000	23,014,050
Freddie Mac Strips
Zero Coupon, 07/15/28	5,400,000	4,866,016
Zero Coupon, 07/15/32	9,000,000	7,386,375
Resolution Funding Corp. Interest Strip
Zero Coupon, 07/15/26	4,230,000	3,957,001
Zero Coupon, 07/15/27	8,012,000	7,335,381

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Schedule of Investments as of December 31, 2021

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Federal Agencies—(Continued)
Resolution Funding Corp. Interest Strip
Zero Coupon, 01/15/29	6,988,000	$6,189,330
Zero Coupon, 07/15/29	14,000,000	12,248,258
Zero Coupon, 10/15/29	14,996,000	13,061,204
Resolution Funding Corp. Principal Strip
Zero Coupon, 01/15/30	25,000,000	21,794,820
Zero Coupon, 04/15/30	30,000,000	25,934,182
United States Department of Housing and Urban Development
2.668%, 08/01/24	8,000,000	8,319,381
2.738%, 08/01/25	6,000,000	6,326,904
United States International Development Finance Corp.
1.110%, 05/15/29	14,000,000	13,813,842
3.330%, 05/15/33	5,805,989	6,298,348
3.490%, 12/20/29	8,601,414	9,307,323
3.540%, 06/15/30	10,000,222	10,851,584

		801,097,760

U.S. Treasury—22.4%
U.S. Treasury Bond
1.875%, 02/15/51	14,170,000	14,019,444
U.S. Treasury Notes
0.125%, 03/31/23	23,000,000	22,893,984
0.125%, 07/31/23	10,000,000	9,921,484
0.250%, 03/15/24	15,000,000	14,820,703
0.250%, 06/15/24	81,000,000	79,807,149
0.375%, 01/31/26	10,000,000	9,674,219
1.125%, 08/31/28	27,000,000	26,476,875
1.250%, 04/30/28	10,000,000	9,908,984
1.375%, 06/30/23	65,000,000	65,771,875
1.500%, 01/15/23	23,000,000	23,250,588
1.500%, 03/31/23	70,000,000	70,855,859
1.875%, 07/31/26	54,000,000	55,529,297
2.625%, 02/15/29	27,200,000	29,404,688

		432,335,149

Total U.S. Treasury & Government Agencies (Cost $1,721,787,838)		1,718,800,528

Foreign Government—7.3%

Sovereign—7.3%
Abu Dhabi Government International Bond
3.125%, 09/30/49 (144A)	10,000,000	10,204,240
Colombia Government International Bond
5.625%, 02/26/44	4,840,000	4,685,701
Indonesia Government International Bonds
3.750%, 04/25/22 (144A)	410,000	413,637
3.750%, 04/25/22	1,900,000	1,916,853
4.750%, 02/11/29	6,280,000	7,308,195
5.875%, 01/15/24 (144A)	1,060,000	1,160,525
Israel Government AID Bonds
5.500%, 09/18/23	2,000,000	2,159,582
5.500%, 12/04/23	33,000,000	35,948,366
5.500%, 04/26/24	21,550,000	23,767,280
Mexico Government International Bond
4.500%, 04/22/29	12,280,000	13,663,465

Sovereign—(Continued)
Panama Government International Bonds
3.750%, 03/16/25	5,650,000	$5,983,406
4.500%, 05/15/47	3,200,000	3,528,000
4.500%, 04/01/56	1,450,000	1,597,190
Peruvian Government International Bonds
3.300%, 03/11/41	3,420,000	3,420,034
3.550%, 03/10/51	1,090,000	1,133,611
3.600%, 01/15/72	1,580,000	1,540,500
6.550%, 03/14/37	320,000	436,003
Poland Government International Bond
4.000%, 01/22/24	7,870,000	8,320,463
Qatar Government International Bond
5.103%, 04/23/48 (144A)	7,300,000	9,879,294
Uruguay Government International Bond
5.100%, 06/18/50	3,200,000	4,225,632

Total Foreign Government (Cost $140,007,213)		141,291,977

Corporate Bonds & Notes—3.4%

Chemicals—0.1%
Equate Petrochemical B.V.
4.250%, 11/03/26 (144A)	1,540,000	1,673,037

Diversified Financial Services—2.4%
Postal Square L.P.
6.500%, 06/15/22	488,700	500,166
Private Export Funding Corp.
0.300%, 04/28/23 (144A)	25,000,000	24,839,474
3.250%, 06/15/25	20,000,000	21,174,274

		46,513,914

Electric—0.5%
Enel Chile S.A.
4.875%, 06/12/28	4,000,000	4,410,000
Perusahaan Listrik Negara PT
5.450%, 05/21/28 (144A)	4,000,000	4,582,000

		8,992,000

Oil & Gas—0.4%
Ecopetrol S.A.
5.375%, 06/26/26	4,260,000	4,489,018
Petroleos Mexicanos
6.375%, 01/23/45	3,610,000	3,135,285

		7,624,303

Total Corporate Bonds & Notes (Cost $55,410,692)		64,803,254

Mortgage-Backed Securities—2.4%

Collateralized Mortgage Obligations—2.4%
Alternative Loan Trust
0.304%, 1M LIBOR + 0.200%, 07/20/46 (b)	1,223,648	955,509

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Schedule of Investments as of December 31, 2021

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Collateralized Mortgage Obligations—(Continued)
Banc of America Funding Trust
0.242%, 1M LIBOR + 0.150%, 02/27/37 (144A) (b)	1,333,778	$1,309,409
Banc of America Mortgage Trust
2.687%, 07/25/35 (b)	14,625	14,657
BCAP LLC Trust
0.242%, 1M LIBOR + 0.150%, 11/27/36 (144A) (b)	643,302	642,711
CIM Trust
1.425%, 07/25/61 (144A) (b)	3,594,032	3,538,730
Citigroup Mortgage Loan Trust
2.470%, 1Y H15 + 2.400%, 10/25/35 (b)	31,357	31,949
Countrywide Home Loan Reperforming Loan REMIC Trust
0.522%, 1M LIBOR + 0.420%, 07/25/36 (144A) (b)	249,325	235,185
Credit Suisse Mortgage Trust
0.830%, 03/25/56 (144A) (b)	901,802	890,205
1.169%, 03/25/56 (144A) (b)	776,333	766,023
1.844%, 1M LIBOR + 1.750%, 07/25/47 (144A) (b)	1,869,216	1,863,453
CSMC Trust
0.938%, 05/25/66 (144A) (b)	1,386,673	1,363,657
1.756%, 10/25/66 (144A) (b)	936,369	928,111
2.000%, 10/25/60 (144A) (b)	1,100,050	1,098,848
Freddie Mac STACR REMIC Trust
1.550%, SOFR + 1.500%, 10/25/41 (144A) (b)	2,270,000	2,268,636
2.150%, SOFR + 2.100%, 10/25/33 (144A) (b)	980,000	997,499
GMACM Mortgage Loan Trust
3.751%, 11/19/35 (b)	87,246	88,918
GS Mortgage-Backed Securities Trust
3.750%, 10/25/57 (144A)	2,479,757	2,551,649
JPMorgan Mortgage Trust
1.843%, 06/25/34 (b)	51,856	51,728
3.500%, 10/25/48 (144A) (b)	577,207	581,129
Legacy Mortgage Asset Trust
2.250%, 07/25/67 (144A) (f)	953,604	950,712
MASTR Adjustable Rate Mortgages Trust
0.502%, 1M LIBOR + 0.400%, 05/25/47 (b)	2,704,276	3,313,232
1.965%, 02/25/34 (b)	107,262	102,457
MASTR Reperforming Loan Trust
3.375%, 05/25/35 (144A) (b)	2,143,215	1,387,873
7.000%, 08/25/34 (144A)	220,901	200,226
Morgan Stanley Mortgage Loan Trust
0.242%, 1M LIBOR + 0.140%, 06/25/36 (b)	446,031	120,741
2.501%, 07/25/35 (b)	69,911	67,508
MSG III Securitization Trust
0.842%, 1M LIBOR + 0.750%, 06/25/54 (144A) (b)	2,620,000	2,618,098
New Residential Mortgage Loan Trust
1.156%, 11/27/56 (144A) (b)	868,211	862,703
2.750%, 07/25/59 (144A) (b)	1,660,087	1,690,459
3.250%, 09/25/56 (144A) (b)	1,530,319	1,585,100
4.000%, 02/25/57 (144A) (b)	1,339,456	1,411,275
4.000%, 05/25/57 (144A) (b)	2,050,579	2,149,685
4.250%, 12/25/57 (144A) (b)	2,208,416	2,303,585
NovaStar Mortgage Funding Trust
0.431%, 1M LIBOR + 0.380%, 09/25/46 (b)	596,047	587,346
OBX Trust
1.054%, 07/25/61 (144A) (b)	909,656	897,383
Park Capital Management Trust
1.510%, 08/25/56 (144A) (b)	1,966,674	1,938,124
2.071%, 11/25/56 (144A) (b)	960,292	957,555

Collateralized Mortgage Obligations—(Continued)
SACO I Trust
5.040%, 06/25/21 (144A) † (b)	49,037	$43,593
Structured Asset Mortgage Investments II Trust
0.462%, 1M LIBOR + 0.360%, 07/25/46 (b)	108,440	96,241
Structured Asset Securities Corp.
0.452%, 1M LIBOR + 0.350%, 04/25/35 (144A) (b)	1,452,228	1,363,599
3.410%, 06/25/35 (144A) (b)	76,880	72,945
ZH Trust
2.349%, 10/17/27 (144A)	1,170,000	1,160,428

Total Mortgage-Backed Securities (Cost $45,701,466)		46,058,874

Asset-Backed Securities—0.2%

Asset-Backed - Home Equity—0.0%
Morgan Stanley Mortgage Loan Trust
0.282%, 1M LIBOR + 0.180%, 12/25/36 (b)	125,624	62,512
0.402%, 1M LIBOR + 0.300%, 03/25/36 (b)	73,791	72,866
Structured Asset Securities Corp. Mortgage Loan Trust
0.322%, 1M LIBOR + 0.220%, 02/25/36 (144A) (b)	4,585,148	150,087

		285,465

Asset-Backed - Other—0.2%
Securitized Asset Backed Receivables LLC Trust
0.717%, 1M LIBOR + 0.615%, 01/25/35 (b)	923,970	916,690
Structured Asset Investment Loan Trust
1.302%, 1M LIBOR + 1.200%, 08/25/34 (b)	970,000	972,446
Towd Point Mortgage Trust
2.002%, 1M LIBOR + 1.900%, 05/25/58 (144A) (b)	950,000	981,313
2.250%, 04/25/56 (144A) (b)	280,835	280,906
3.000%, 04/25/60 (144A) (b)	940,000	965,199

		4,116,554

Total Asset-Backed Securities (Cost $6,288,326)		4,402,019

Short-Term Investment—0.9%

Repurchase Agreement—0.9%
Fixed Income Clearing Corp.
Repurchase Agreement dated 12/31/21 at 0.000%, due on 01/03/22 with a maturity value of $16,955,278; collateralized by U.S. Treasury Note at 1.375%, maturing 12/31/28, with a market value of $17,294,463.	16,955,278	16,955,278

Total Short-Term Investments (Cost $16,955,278)		16,955,278

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Schedule of Investments as of December 31, 2021

Securities Lending Reinvestments(g)—0.1%

Security Description	Shares/ Principal Amount*	Value

Repurchase Agreements—0.0%
National Bank of Canada
Repurchase Agreement dated 12/31/21 at 0.070%, due on 01/07/22 with a maturity value of $200,003; collateralized by U.S. Treasury Obligations with rates ranging from 0.000%—5.250%, maturity dates ranging from 01/31/22—11/15/51, and an aggregate market value of $204,087.	200,000	$200,000
Societe Generale
Repurchase Agreement dated 12/31/21 at 0.170%, due on 01/03/22 with a maturity value of $300,004; collateralized by various Common Stock with an aggregate market value of $333,342.	300,000	300,000

		500,000

Mutual Funds—0.1%
Allspring Government Money Market Fund, Select Class
0.030% (h)	500,000	500,000
BlackRock Liquidity Funds FedFund, Institutional Shares
0.030% (h)	500,000	500,000
Fidelity Government Portfolio, Class I
0.010% (h)	500,000	500,000
Fidelity Government Portfolio, Institutional Class
0.010% (h)	200,000	200,000
Goldman Sachs Financial Square Government Fund, Institutional Shares
0.020% (h)	300,000	300,000
Morgan Stanley Liquidity Funds Government Portfolio, Institutional Shares
0.030% (h)	500,000	500,000
STIT-Government & Agency Portfolio, Institutional Class
0.030% (h)	362,012	362,012

		2,862,012

Total Securities Lending Reinvestments (Cost $3,362,012)		3,362,012

Total Investments—103.5% (Cost $1,989,512,825)		1,995,673,942
Other assets and liabilities (net)—(3.5)%		(67,944,537)

Net Assets—100.0%		$1,927,729,405

*	Principal amount stated in U.S. dollars unless otherwise noted.
†	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of December 31, 2021, the market value of restricted securities was $43,593, which is less than 0.05% of net assets. See details shown in the Restricted Securities table that follows.
(a)	Interest only security.
(b)	Variable or floating rate security. The stated rate represents the rate at December 31, 2021. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(c)	Principal only security.
(d)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement date.
(e)	All or a portion of the security was held on loan. As of December 31, 2021, the market value of securities loaned was $23,688,828 and the collateral received consisted of cash in the amount of $3,362,012 and non-cash collateral with a value of $20,977,894. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government and agency securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(f)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.
(g)	Represents investment of cash collateral received from securities on loan as of December 31, 2021.
(h)	The rate shown represents the annualized seven-day yield as of December 31, 2021.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2021, the market value of 144A securities was $97,764,301, which is 5.1% of net assets.

Restricted Securities	Acquisition Date	Principal Amount	Cost	Value
SACO I Trust, 5.040%, 06/25/21	06/03/08	$49,037	$42,693	$43,593

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Schedule of Investments as of December 31, 2021

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Appreciation/ (Depreciation)
U.S. Treasury Note 10 Year Futures	03/22/22	248	USD	32,356,250	$366,680

Futures Contracts—Short
U.S. Treasury Long Bond Futures	03/22/22	(197)	USD	(31,606,188)	(133,494)
U.S. Treasury Note 5 Year Futures	03/31/22	(26)	USD	(3,145,391)	(654)

Net Unrealized Appreciation					$232,532

Glossary of Abbreviations

Currencies

(USD)—	United States Dollar

Index Abbreviations

(H15)—	U.S. Treasury Yield Curve Rate T-Note Constant Maturity Index
(LIBOR)—	London Interbank Offered Rate
(MTA)—	Monthly Treasury Average Index
(SOFR)—	Secured Overnight Financing Rate

Other Abbreviations

(ARM)—	Adjustable-Rate Mortgage
(ACES)—	Alternative Credit Enhancement Securities
(CMO)—	Collateralized Mortgage Obligation
(REMIC)—	Real Estate Mortgage Investment Conduit
(STACR)—	Structured Agency Credit Risk

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Schedule of Investments as of December 31, 2021

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2021:

Description	Level 1	Level 2	Level 3	Total
Total U.S. Treasury & Government Agencies*	$—	$1,718,800,528	$—	$1,718,800,528
Total Foreign Government*	—	141,291,977	—	141,291,977
Total Corporate Bonds & Notes*	—	64,803,254	—	64,803,254
Total Mortgage-Backed Securities*	—	46,058,874	—	46,058,874
Total Asset-Backed Securities*	—	4,402,019	—	4,402,019
Total Short-Term Investment*	—	16,955,278	—	16,955,278
Securities Lending Reinvestments
Repurchase Agreements	—	500,000	—	500,000
Mutual Funds	2,862,012	—	—	2,862,012
Total Securities Lending Reinvestments	2,862,012	500,000	—	3,362,012
Total Investments	$2,862,012	$1,992,811,930	$—	$1,995,673,942

Collateral for Securities Loaned (Liability)	$—	$(3,362,012)	$—	$(3,362,012)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$366,680	$—	$—	$366,680
Futures Contracts (Unrealized Depreciation)	(134,148)	—	—	(134,148)
Total Futures Contracts	$232,532	$—	$—	$232,532

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTII-13

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Statement of Assets and Liabilities

December 31, 2021

Assets
Investments at value (a)(b)	$1,995,673,942
Cash collateral for futures contracts	471,750
Receivable for:
TBA securities sold	20,732,551
Fund shares sold	1,232,353
Principal paydowns	385,985
Interest	5,132,141
Prepaid expenses	5,629
Other assets	2,144

Total Assets	2,023,636,495

Liabilities
Collateral for securities loaned	3,362,012
Payables for:
TBA securities purchased	91,101,363
Fund shares redeemed	83,919
Variation margin on futures contracts	65,938
Accrued Expenses:
Management fees	740,493
Distribution and service fees	84,299
Deferred trustees’ fees	178,699
Other expenses	290,367

Total Liabilities	95,907,090

Net Assets	$1,927,729,405

Net Assets Consist of:
Paid in surplus	$2,012,704,055
Distributable earnings (Accumulated losses)	(84,974,650)

Net Assets	$1,927,729,405

Net Assets
Class A	$1,524,975,144
Class B	384,844,764
Class E	17,909,497
Capital Shares Outstanding*
Class A	131,726,129
Class B	33,422,678
Class E	1,552,317
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$11.58
Class B	11.51
Class E	11.54

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,989,512,825.
(b)	Includes securities loaned at value of $23,688,828.

Statement of Operations

Year Ended December 31, 2021

Investment Income
Interest	$25,634,411
Securities lending income	48,536

Total investment income	25,682,947

Expenses
Management fees	9,318,258
Administration fees	81,256
Custodian and accounting fees	184,405
Distribution and service fees—Class B	993,310
Distribution and service fees—Class E	28,776
Audit and tax services	68,932
Legal	39,973
Trustees’ fees and expenses	51,036
Shareholder reporting	64,544
Insurance	14,050
Miscellaneous	18,713

Total expenses	10,863,253
Less management fee waiver	(498,738)

Net expenses	10,364,515

Net Investment Income	15,318,432

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on :
Investments	8,576,888
Futures contracts	8,675,540

Net realized gain (loss)	17,252,428

Net change in unrealized appreciation (depreciation) on:
Investments	(63,167,498)
Futures contracts	(371,836)

Net change in unrealized appreciation (depreciation)	(63,539,334)

Net realized and unrealized gain (loss)	(46,286,906)

Net Increase (Decrease) in Net Assets From Operations	$(30,968,474)

See accompanying notes to financial statements.

BHFTII-14

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2021	Year Ended December 31, 2020
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$15,318,432	$31,111,493
Net realized gain (loss)	17,252,428	28,790,760
Net change in unrealized appreciation (depreciation)	(63,539,334)	36,475,970

Increase (decrease) in net assets from operations	(30,968,474)	96,378,223

From Distributions to Shareholders
Class A	(41,254,397)	(45,738,472)
Class B	(9,693,689)	(10,563,075)
Class E	(478,984)	(589,644)

Total distributions	(51,427,070)	(56,891,191)

Increase (decrease) in net assets from capital share transactions	99,621,919	(60,511,411)

Total increase (decrease) in net assets	17,226,375	(21,024,379)

Net Assets
Beginning of period	1,910,503,030	1,931,527,409

End of period	$1,927,729,405	$1,910,503,030

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2021		Year Ended December 31, 2020
	Shares	Value	Shares	Value
Class A
Sales	9,339,500	$112,010,387	5,152,706	$62,035,127
Reinvestments	3,544,192	41,254,397	3,850,040	45,738,472
Redemptions	(4,858,883)	(57,220,807)	(15,647,042)	(189,478,942)

Net increase (decrease)	8,024,809	$96,043,977	(6,644,296)	$(81,705,343)

Class B
Sales	6,392,815	$75,544,093	9,268,270	$110,870,894
Reinvestments	835,663	9,693,689	892,152	10,563,075
Redemptions	(6,820,034)	(80,238,796)	(8,361,017)	(100,431,695)

Net increase (decrease)	408,444	$4,998,986	1,799,405	$21,002,274

Class E
Sales	205,156	$2,427,688	288,836	$3,456,823
Reinvestments	41,256	478,984	49,759	589,644
Redemptions	(367,224)	(4,327,716)	(321,412)	(3,854,809)

Net increase (decrease)	(120,812)	$(1,421,044)	17,183	$191,658

Increase (decrease) derived from capital shares transactions		$99,621,919		$(60,511,411)

See accompanying notes to financial statements.

BHFTII-15

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Financial Highlights

Selected per share data

	Class A
	Year Ended December 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$12.08	$11.85	$11.49	$11.65	$11.74

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.10	0.20	0.29	0.25	0.20
Net realized and unrealized gain (loss)	(0.28)	0.42	0.40	(0.14)	0.03

Total income (loss) from investment operations	(0.18)	0.62	0.69	0.11	0.23

Less Distributions
Distributions from net investment income	(0.32)	(0.39)	(0.33)	(0.27)	(0.32)

Total distributions	(0.32)	(0.39)	(0.33)	(0.27)	(0.32)

Net Asset Value, End of Period	$11.58	$12.08	$11.85	$11.49	$11.65

Total Return (%)(b)	(1.52)	5.24	6.03	0.97	1.93

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.50	0.51	0.50	0.50	0.50
Net ratio of expenses to average net assets (%)(c)	0.48	0.48	0.48	0.49	0.48
Ratio of net investment income (loss) to average net assets (%)	0.83	1.69	2.48	2.19	1.72
Portfolio turnover rate (%)	167 (d)	226 (d)	208 (d)	255 (d)	208 (d)
Net assets, end of period (in millions)	$1,525.0	$1,493.8	$1,544.1	$1,581.9	$1,742.8

	Class B
	Year Ended December 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$12.01	$11.79	$11.43	$11.59	$11.68

Income (Loss) from Investment Operations
Net investment income (loss)(a)	0.07	0.17	0.26	0.22	0.17
Net realized and unrealized gain (loss)	(0.28)	0.40	0.39	(0.14)	0.03

Total income (loss) from investment operations	(0.21)	0.57	0.65	0.08	0.20

Less Distributions
Distributions from net investment income	(0.29)	(0.35)	(0.29)	(0.24)	(0.29)

Total distributions	(0.29)	(0.35)	(0.29)	(0.24)	(0.29)

Net Asset Value, End of Period	$11.51	$12.01	$11.79	$11.43	$11.59

Total Return (%)(b)	(1.77)	4.91	5.78	0.70	1.68

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.75	0.76	0.75	0.75	0.75
Net ratio of expenses to average net assets (%)(c)	0.73	0.73	0.73	0.74	0.73
Ratio of net investment income (loss) to average net assets (%)	0.58	1.43	2.23	1.94	1.47
Portfolio turnover rate (%)	167 (d)	226 (d)	208 (d)	255 (d)	208 (d)
Net assets, end of period (in millions)	$384.8	$396.6	$367.9	$378.1	$417.1

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-16

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Financial Highlights—(Continued)

Selected per share data

	Class E
	Year Ended December 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$12.03	$11.81	$11.45	$11.61	$11.70

Income (Loss) from Investment Operations
Net investment income (loss)(a)	0.08	0.18	0.27	0.23	0.18
Net realized and unrealized gain (loss)	(0.27)	0.41	0.40	(0.14)	0.03

Total income (loss) from investment operations	(0.19)	0.59	0.67	0.09	0.21

Less Distributions
Distributions from net investment income	(0.30)	(0.37)	(0.31)	(0.25)	(0.30)

Total distributions	(0.30)	(0.37)	(0.31)	(0.25)	(0.30)

Net Asset Value, End of Period	$11.54	$12.03	$11.81	$11.45	$11.61

Total Return (%)(b)	(1.60)	5.01	5.88	0.80	1.77

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.65	0.66	0.65	0.65	0.65
Net ratio of expenses to average net assets (%)(c)	0.63	0.63	0.63	0.64	0.63
Ratio of net investment income (loss) to average net assets (%)	0.69	1.54	2.33	2.04	1.57
Portfolio turnover rate (%)	167 (d)	226 (d)	208 (d)	255 (d)	208 (d)
Net assets, end of period (in millions)	$17.9	$20.1	$19.5	$20.9	$22.9

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(d)	Includes mortgage dollar roll and TBA transactions; excluding these transactions the portfolio turnover rates would have been 70%,100%, 76%, 79%, and 57% for the years ended December 31, 2021, 2020, 2019, 2018, and 2017, respectively.

See accompanying notes to financial statements.

BHFTII-17

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—December 31, 2021

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Western Asset Management U.S. Government Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered and offers three classes of shares: Class A, B and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2021 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage- and asset-backed securities are generally valued based upon evaluated or composite bid quotations obtained from pricing services selected by the Adviser pursuant to the authorization of and subject to general oversight by the Board. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or

BHFTII-18

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Futures contracts that are traded on commodity exchanges are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

In December 2020, the Securities and Exchange Commission adopted Rule 2a-5, Good Faith Determinations of Fair Value, under the 1940 Act, which is intended to address valuation practices and the role of the board of directors with respect to the fair value of the investments of a registered investment company. Among other things, Rule 2a-5 will permit the Portfolio’s Board to designate the Portfolio’s primary investment adviser to perform the Portfolio’s fair value determinations, which will be subject to the Board’s oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the investment adviser’s fair value determinations. Compliance with Rule 2a-5 will not be required until September 2022. The Adviser continues to review Rule 2a-5 and its impact on the Adviser’s and the Portfolio’s valuation policies and related practices.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income

BHFTII-19

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2021, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

Mortgage Dollar Rolls - The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells to-be-announced (“TBA”) mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. For the duration of the transaction, or roll period, the Portfolio foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.

Mortgage dollar roll transactions involve the risk that the market value of the securities that the Portfolio is required to reacquire may be less than the agreed-upon repurchase price of those securities and that the investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities transferred or sold, as applicable, as part of the treasury or mortgage dollar roll.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

TBA Purchase and Forward Sale Commitments - The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to the settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. TBA forward sale commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.
When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions will occur beyond the customary settlement period. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

BHFTII-20

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s Custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

Repurchase Agreements—The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2021, the Portfolio had direct investments in repurchase agreements with a gross value of $16,955,278. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $500,000. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2021.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day.

If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2021 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2021 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2021.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as U.S. Treasury & Government Agency in the Portfolio’s Schedule of Investments as of December 31, 2021. For all securities on loan, the remaining contractual maturity of the agreements is overnight and continuous.

3. Investments in Derivative Instruments

Futures Contracts—The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The

BHFTII-21

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2021 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized appreciation on futures contracts (a)	$366,680	Unrealized depreciation on futures contracts (a)	$134,148

(a)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2021:

Statement of Operations Location-Net Realized Gain (Loss)	Interest Rate
Futures contracts	$8,675,540

Statement of Operations Location-Net Change in Unrealized Appreciation (Depreciation)	Interest Rate
Futures contracts	$(371,836)

For the year ended December 31, 2021, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Futures contracts long	$124,059,576
Futures contracts short	(83,027,110)

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 outbreak. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak, and any other epidemic or pandemic that may arise in the future could adversely

BHFTII-22

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non- standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Master Securities Forward Transaction Agreements (“MSFTA”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as TBA securities and delayed-delivery or secured borrowings transactions by and between the Portfolio and select counterparties. The MSFTA maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission, or the applicable regulator. In a cleared derivative transaction, the Portfolio’s counterparty is a clearinghouse rather than a bank or broker. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro-rata basis across all the clearing broker’s customers, potentially resulting in losses to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. In 2017, the UK Financial Conduct Authority (FCA) announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Various financial industry groups have been planning for the transition away from LIBOR and markets are developing in response to these new rates, but there are concerns around liquidity of the new rates and obstacles to converting certain securities and transactions to new rates. Neither the effect of the transition process nor its ultimate success can yet be known. The transition process might, among other things, lead to increased volatility and illiquidity in markets for instruments whose terms include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of related transactions

BHFTII-23

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

such as hedges, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Portfolio and may adversely affect the Portfolio’s performance or net asset value.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, including mortgage dollar roll and TBA transactions but excluding short-term securities, for the year ended December 31, 2021 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$3,291,847,201	$58,871,441	$3,314,125,674	$52,817,014

Purchases and sales of mortgage dollar rolls and TBA transactions for the year ended December 31, 2021 were as follows:

Purchases	Sales
$1,908,432,504	$2,031,876,149

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2021	% per annum	Average Daily Net Assets
$9,318,258	0.550%	Of the first $500 million
	0.450%	On amounts in excess of $500 million

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Western Asset Management Company (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

The subadvisory fee the Adviser pays to the Subadviser in connection with the investment management of the Portfolio is calculated based on the aggregate average daily net assets of the Portfolio and certain other portfolios of the Brighthouse Funds Trust I that are managed by the Subadviser.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 30, 2021 to April 30, 2022, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.030%	Of the first $100 million
0.050%	On amounts over $200 million and under $500 million
0.010%	On amount over $1 billion and under $2 billion
0.030%	On amounts in excess of $2 billion

An identical agreement was in place for the period April 30, 2020 to April 30, 2021. Amounts waived for the year ended December 31, 2021 are included in the amount shown as a management fee waiver in the Statement of Operations.

Additionally, for the period April 30, 2021 to April 30, 2022, Brighthouse Investment Advisers has contractually agreed to waive a portion of its management fee in an amount equal to the difference, if any, between (a) the subadvisory fee payable by the Adviser to the Subadviser calculated based solely on the assets of the Portfolio and (b) the subadvisory fee payable by the Adviser to the Subadviser calculated using the fee rate that would apply to the combined net assets of the Portfolio and those of Western Asset

BHFTII-24

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

Management Government Income Portfolio, a series of Brighthouse Funds Trust I also advised by the Subadviser. An identical agreement was in place for the period April 30, 2020 to April 30, 2021. Amounts waived for the year ended December 31, 2021 are included in the amount shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2021 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2021 was as follows:

Cost basis of investments	$2,002,152,918

Gross unrealized appreciation	27,830,552
Gross unrealized (depreciation)	(34,307,385)

Net unrealized appreciation (depreciation)	$(6,476,833)

The tax character of distributions paid for the years ended December 31, 2021 and 2020 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2021	2020	2021	2020	2021	2020
$51,427,070	$56,891,191	$—	$—	$51,427,070	$56,891,191

BHFTII-25

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—December 31, 2021—(Continued)

As of December 31, 2021, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$36,631,740	$—	$(6,476,832)	$(114,950,859)	$(84,795,951)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2021, the Portfolio had accumulated short-term capital losses of $9,429,061 and accumulated long-term capital losses of $105,521,798.

9. Recent Accounting Pronouncement

In January 2021, the FASB issued Accounting Standards Update No. 2021-01 (“ASU 2021-01”), “Reference Rate Reform (Topic 848)”. ASU 2021-01 is an update of ASU 2020-04, which is in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, as regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The ASU 2021-01 update clarifies that certain optional expedients and exceptions in Topic 848 for contract modifications and hedge accounting apply to derivatives that are affected by the discounting transition. The amendments in this update are effective through December 31, 2022, for all entities. The expedients and exceptions provided by the amendments do not apply to contract modifications and hedging relationships entered into or evaluated after December 31, 2022, except for hedging transactions as of December 31, 2022, that an entity has elected certain optional expedients for and that are retained through the end of the hedging relationship. Management is currently evaluating the impact of the optional guidance on the Portfolio’s financial statements and disclosures.

BHFTII-26

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust II and Shareholders of the Western Asset Management U.S. Government Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Western Asset Management U.S. Government Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust II), as of December 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Western Asset Management U.S. Government Portfolio as of December 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2022

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTII-27

Brighthouse Funds Trust II

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, 125 High Street, Suite 732, Boston, Massachusetts 02110. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the Trusts’ respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present); until 2016, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	74	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	74	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield and Merel, Ltd.	74	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	74	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Mid-Con Energy Partners, LP (energy);** Trustee, SharesPost 100 Fund (closed-end fund).** Until 2020, Director, Gainsco, Inc. (auto insurance).**

BHFTII-28

Brighthouse Funds Trust II

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	74	Trustee, HSBC Funds.**

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor).	74	Director and Chairman of the Board of Directors, First Eagle Alternative Capital BDC, Inc.;** Director, First Eagle Credit Opportunities Fund;** Director, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	Private Investor; Until 2020, President, True North Board Governance, LLC (consulting).	74	Until 2020, Lead Independent Trustee, BMT Investment Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2021-present); formerly Senior Vice President, Brighthouse Investment Advisers, LLC (2017-2021).

Dina Lee (1970)	Secretary, of Trust I and Trust II	From December 2021 (Trust I and Trust II) to present	Executive Vice President, Chief Legal Officer, Brighthouse Investment Advisers, LLC (2021-present); formerly, Associate General Counsel, Neuberger Berman Investment Advisers LLC (2017-2021).

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2013-present); Head of Funds Compliance, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017).

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., an affiliate of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 45 BHF I Portfolios and 29 BHF II Portfolios.

BHFTII-29

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 30-December 1, 2021 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2022 through December 31, 2022.

The Board met with personnel of the Adviser on October 20-21, 2021 (the “October Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the October Meeting and the November Meeting are referred to collectively as, the “Meetings”). The Independent Trustees were advised by independent legal counsel throughout year, including during the contract renewal process, and met with independent legal counsel in executive sessions outside of the presence of management.

In considering the continuation of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of assisting the Board in the renewal process, along with various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled Board meetings. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process. The Board also reviewed information with respect to the effect of the ongoing COVID-19 pandemic on the operations of the Adviser and Sub-Advisers, and considered the Adviser’s assessments of the Sub-Advisers’ services and operations during the pandemic.

In considering the continuation of the Agreements, the Board also reviewed, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the October Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of the Sub-Advisory Agreements.

In approving the continuation of each Agreement, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs

BHFTII-30

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

and personnel, trading practices, compliance programs and personnel, risk management, and liquidity risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct regular and periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Board regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered, based on the information provided, each Sub-Adviser’s current level of staffing, business continuity plan and information security program, including in light of the ongoing COVID-19 pandemic and the work-from-home environment. The Board also considered the Sub-Adviser’s compensation program for its personnel and its overall resources. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the qualifications, background, and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program, actions taken in response to regulatory developments, including SEC rulemaking, and any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser had been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included comparisons of the Portfolio’s contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). The Board considered that Broadridge selected the peer funds, which were similarly situated funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee

BHFTII-31

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent known, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

*  *  *  *  *

Western Asset Management U.S. Government Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Western Asset Management Company regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board also considered that the Portfolio outperformed the median of both of its Performance Universes and the average of one of its Morningstar Categories for the one-, three-, and five-year periods ended June 30, 2021. The Board considered that the Portfolio outperformed the average of a different, but still comparable, Morningstar Category for the one- and five-year periods ended June 30, 2021 and underperformed the average of that Morningstar Category for the three-year period ended June 30, 2021. The Board further considered that the Portfolio outperformed its benchmark, the Bloomberg U.S. Intermediate Government Bond Index, for the one-, three-, and five-year periods ended October 31, 2021. The Board also noted that the Portfolio underperformed its blended benchmark for the three- and five-year periods ended October 31, 2021 and outperformed the same benchmark for the one-year period ended October 31, 2021. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b 1 fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTII-32

(b)        Not applicable.

Item 2.  Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, or persons performing similar functions (the “Code of Ethics”). During the period covered by this report, no material amendments were made to the provisions of the Code of Ethics, nor did the registrant grant any waivers, including any implicit waivers, from any provision of the Code of Ethics.

Item 3.  Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. Robert J. Boulware, Susan C. Gause, Nancy Hawthorne, and Dawn M. Vroegop have each been determined to be an “audit committee financial expert” and each is “independent” (as each term is defined in Item 3 of Form N-CSR).

Item 4.  Principal Accountant Fees and Services.

Information provided in response to Item 4 includes amounts billed during the applicable time period for services rendered by Deloitte & Touche LLP (“Deloitte”), the registrant’s principal accountant.

(a)        Audit Fees

The aggregate fees billed for professional services rendered by Deloitte for the audit of the registrant’s annual financial statements and for services that are normally provided by Deloitte in connection with statutory and regulatory filings for the fiscal years ended December 31, 2020 and December 31, 2021 were $1,391,400 and $1,373,001, respectively.

(b)        Audit-Related Fees

During the fiscal years ended December 31, 2020 and December 31, 2021, Deloitte billed $0 and $0, respectively, for assurance and related services that relate directly to the operations and financial reporting of the registrant, the registrant’s investment adviser or any other entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant. Represent fees for services rendered to the registrant for 17f-2 security count procedures for select portfolios for the years ended December 31, 2020 and 2021.

(c)        Tax Fees

The aggregate fees billed for professional services rendered by Deloitte for tax compliance, tax advice and tax planning in the form of preparation of excise filings and income tax returns for the fiscal years ended December 31, 2020 and December 31, 2021 were $178,850 and $177,850, respectively. Represent fees for services rendered to the registrant for review of tax returns for the fiscal years ended December 31, 2020 and December 31, 2021.

During the fiscal years ended December 31, 2020 and December 31, 2021, no fees for tax compliance, tax advice or tax planning services that relate directly to the operations and financial reporting of the registrant were billed by Deloitte to the registrant’s investment adviser or any other entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant.

(d)        All Other Fees

The registrant was not billed for any other products or services provided by Deloitte for the fiscal years ended December 31, 2020 and December 31, 2021 other than the services reported in paragraphs (a) through (c) above.

During the fiscal years ended December 31, 2020 and December 31, 2021, no fees for other products or services that relate directly to the operations and financial reporting of the registrant, other than the services reported in paragraphs (a) through (c) above, were billed by Deloitte to the registrant’s investment adviser or any other entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant.

(e)(1)    The registrant’s Audit Committee has established pre-approval procedures pursuant to paragraph (c)(7)(i)(B) of Rule 2-01 of Regulation S-X, which include regular pre-approval procedures and interim pre-approval procedures. Under the regular pre-approval procedures, the Audit Committee pre-approves at its regularly scheduled meetings audit and non-audit services that are required to be pre-approved under paragraph (c)(7) of Rule 2-01 of Regulation S-X. Under the interim pre-approval procedures, any member of the Audit Committee who is an independent Trustee is authorized to pre-approve proposed services that arise between regularly scheduled Audit Committee meetings and that need to commence prior to the next regularly scheduled Audit Committee meeting. Such Audit Committee member must report to the Audit Committee at its next regularly scheduled meeting on the pre-approval decision.

(2)        Not applicable.

(f)        Not applicable.

(g)        The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and adviser affiliates that provide ongoing services to the registrant for 2020 and 2021 were $0 and $35,973, respectively.

(h)        The Audit Committee of the registrant’s Board of Trustees considered the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X and concluded that such services are compatible with maintaining the principal accountant’s independence.

(i)        Not applicable.

(j)        Not applicable.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Investments.

(a)        Schedule of Investments is included as a part of the report to shareholders included under Item 1 of this Form N-CSR.

(b)        Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant does not have procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.  Controls and Procedures.

(a)        The President and Treasurer of the registrant have concluded, based on their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures provide reasonable assurance that information required to be disclosed by the registrant in this report on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)        There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)        Not applicable.

(b)        Not applicable.

Item 13.  Exhibits

(a)(1)    Code of Ethics is attached hereto.

(a)(2)     The certifications required by Rule 30a-2(a) under the 1940 Act are attached hereto.

(a)(3)    Not applicable.

(a)(4)    Not applicable.

(b)        The certifications required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BRIGHTHOUSE FUNDS TRUST II

By:	/s/ Kristi Slavin
Kristi Slavin
President and Chief Executive Officer

Date:	March 4, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kristi Slavin
Kristi Slavin
President and Chief Executive Officer

Date:	March 4, 2022

By:	/s/ Alan R. Otis
Alan R. Otis
Chief Financial Officer and Treasurer

Date:	March 4, 2022